UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07953

EQ ADVISORS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Vice President and Associate General Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

Clifford J. Alexander, Esq.

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Telephone: (202) 778-9000

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009- December 31, 2009

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

EQ Advisors Trust

2009 Annual Report

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

EQ Advisors Trust Annual Report

December 31, 2009

NOTES ON PERFORMANCE

Total Returns

Performance of the EQ Advisors Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the EQ Advisors Trust Portfolios. Changes in policy values depend not only on the investment performance of the EQ Advisors Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Each of the EQ Advisors Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class IA and/or Class IB shares of each Portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 1999, through December 31, 2009. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class IB shares. They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

All Asset Allocation Index (time-weighted)

All Asset Allocation Index (time-weighted) is a hypothetical combination of unmanaged indices. The composite index is made up of 45% S&P 500 Index, 30% Barclays Capital U.S. Aggregate Bond Index, 20% Morgan Stanley Capital International EAFE Index, and 5% NAREIT Equity REIT Index.

Barclays Capital U.S. Aggregate Bond Index

An unmanaged index considered representative of the U.S. investment-grade fixed-rate bond market. Includes government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital Intermediate Government Bond Index

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index

An unmanaged index consisting of the U.S. Treasury Inflation-Protected Securities Market.

Bank of America Merrill Lynch Global Broad Market Index (USD)

The Global Broad Market Index tracks the performance of investment grade public debt issued in the major domestic and eurobonds market.

Bank of America Merrill Lynch Global Broad Market ex U.S. Index

Index tracks the performance of investment grade public debt issued in the major domestic and eurobond markets, excluding U.S. dollar.

Bank of America Merrill Lynch USD 3 Month LIBOR Constant Maturity Index

An index which tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and without coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current fixing rate) and rolled into a new instrument.

Bank of America Merrill Lynch 3-Month Treasury Bill Index

A negotiable debt obligation issued by the U.S. government and backed by its full faith and credit, having a maturity of one year or less.

Morgan Stanley Capital International (MSCI) EAFE Index

An unmanaged index considered representative of the market structure of the developed equity markets in Europe, Australia and the Far East.

Morgan Stanley Capital International (MSCI) EAFE Growth Index

An unmanaged market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East and is constructed by adopting MSCI growth investment style characteristics.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index

An unmanaged index considered representative of stock markets of developing countries.

MSCI AC World Index ex. U.S. Growth

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the 22 developed and the 25 emerging markets and has growth investment style characteristics.

MSCI World Composite Index

An unmanaged index considered representative of stock markets of developed countries.

Russell 1000® Index

An unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000® Index, representing approximately 92% of the total market capitalization of the Russell 3000® Index.

NOTES ON PERFORMANCE

Russell 1000® Growth Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000® Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 1000® Value Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000® Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index

An unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Russell 2000® Growth Index

An unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index

An unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Growth Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000® Index and all 2,000 securities in the Russell 2000® Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 2500™ Value Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000® Index and all 2,000 securities in the Russell 2000® Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 3000® Index

An unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Mid Cap Growth® Index

An unmanaged index that measures the performance of those companies among the smallest 800 securities in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

Russell Mid Cap® Value Index

An unmanaged index that measures the performance of those companies among the smallest 800 securities in the Russell 1000® Index with a less-than-average growth orientation.

Standard & Poor’s (S&P) 500 Index

An unmanaged index which contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market.

Standard & Poor’s (S&P) Mid Cap 400 Index

An unmanaged index which tracks mid-sized companies. Today, mid-caps are recognized as an independent asset class, with risk/reward profiles that differ considerably from both large-caps and small-caps. It covers approximately 7% of the U.S. equities market.

ALL ASSET ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	26.14%	1.24%	(0.08)%	9.44%
Portfolio – IB Shares	26.12	1.23	(0.08)	9.44
S&P 500 Index†	26.46	0.42	(0.95)	9.23
Barclays Capital U.S. Aggregate Bond Index†	5.93	4.97	6.33	7.37
All Asset Allocation Index (time weighted)	21.88	1.16	2.08	8.14

*   Date of inception 10/29/09. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 8/1/88.

†  In 2009, the Investment Manager revised the Portfolio’s benchmark indices to be the S&P 500 Index and Barclays Capital U.S. Aggregate Bond Index, which more closely reflects the market sectors in which the Portfolio invests.

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

On September 9, 2005, the EQ/Enterprise Managed Portfolio was reorganized into the EQ/Enterprise Moderate Allocation Portfolio (now known as the All Asset Allocation Portfolio). Prior to September 9, 2005, the Portfolio invested directly in securities, rather than pursuing a “Fund of Funds” strategy.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 26.12% for the year ended December 31, 2009. This compares to the returns of the following broad market benchmarks: S&P 500 Index 26.46% and the Barclays Capital U.S. Aggregate Bond Index 5.93%.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2009

•	As of December 31, 2009, the Portfolio was invested in 25 underlying EQ Advisors Trust and AXA Premier VIP Portfolios and 15 exchange traded funds (ETFs).

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (17.7%), international bonds (1.4%) and high yield bonds (1.8%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (10.3%), large cap value stocks (12.7%), international stocks (21.5%) and small and mid cap stocks (15.8%).

•

Exposure to the EQ/Large Cap Growth PLUS, the EQ/Davis New York Venture and the EQ/GAMCO Small Company Value Portfolios helped drive performance on a positive basis. The largest equity detractor from performance was the EQ/Boston Advisors Equity Income Portfolio.

•	The Portfolio also had 4.9% in real estate and 12.2% in alternative investments.

•

Overall, the Portfolio benefited from its exposure to emerging markets and precious metals. The Portfolio increased its precious metals exposure during the year. The Portfolio held the iShares Silver ETF which was one of the best performing ETFs.

•	Exposure to international equity through the strongly performing EQ/Global Multi-Sector Equity and EQ/International Core PLUS Portfolios also helped to drive performance on a positive basis.

•	The Portfolio also benefited from its exposure to iShares International Small Cap ETF which was up for the year.

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the All Asset Allocation Portfolio will involve a higher overall cost than if you were to invest directly in its underlying portfolios.

ALL ASSET ALLOCATION PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2009
EQ/International Core PLUS Portfolio	7.9%
EQ/BlackRock Basic Value Equity Portfolio	6.0
EQ/Global Bond PLUS Portfolio	5.7
EQ/Large Cap Growth PLUS Portfolio	5.2
EQ/Large Cap Core PLUS Portfolio	5.0
EQ/Global Multi-Sector Equity Portfolio	4.8
iShares COMEX Gold Trust	4.8
iShares Cohen & Steers Realty Majors Index Fund	4.3
EQ/GAMCO Small Company Value Portfolio	4.1
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	3.6
EQ/BlackRock International Value Portfolio	3.4
EQ/GAMCO Mergers & Acquisitions Portfolio	3.3
EQ/Davis New York Venture Portfolio	3.2
Multimanager Core Bond Portfolio	3.1
EQ/Core Bond Index Portfolio	2.7
Multimanager International Equity Portfolio	2.7
Multimanager Large Cap Value Portfolio	2.5
Multimanager Small Cap Growth Portfolio	2.5
EQ/Large Cap Value PLUS Portfolio	2.4
iShares S&P North American Natural Resources Sector Index Fund	2.1
Multimanager Large Cap Core Equity Portfolio	1.9
SPDR Barclays Capital High Yield Bond ETF	1.8
iShares MSCI EAFE Small Cap Index Fund	1.8
EQ/Boston Advisors Equity Income Portfolio	1.7
iShares JP Morgan USD Emerging Markets Bond Fund	1.5
EQ/AXA Franklin Small Cap Value Core Portfolio	1.3
EQ/Quality Bond PLUS Portfolio	1.3
EQ/Equity Growth PLUS Portfolio	1.2
iShares Silver Trust	1.2
Multimanager Mid Cap Value Portfolio	1.2
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	1.2
iShares FTSE/Xinhua China 25 Index Fund	0.9
Multimanager Mid Cap Growth Portfolio	0.7
iShares S&P Developed ex-U.S. Property Index Fund	0.6
iShares S&P Global Energy Sector Index Fund	0.6
SPDR S&P Emerging Asia Pacific ETF	0.5
iShares MSCI Emerging Markets Index Fund	0.5
Multimanager Small Cap Value Portfolio	0.3
iShares S&P Global Clean Energy Index Fund	0.3
EQ/Small Company Index Portfolio	0.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class IA commenced operations on October 29, 2009, Class IB and the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purpose of comparability.

ALL ASSET ALLOCATION PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,035.40	$0.18
Hypothetical (5% average return before expenses)	1,000.00	1,024.70	0.51
Class IB
Actual	1,000.00	1,187.80	1.93
Hypothetical (5% average return before expenses)	1,000.00	1,023.44	1.79

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.10% and 0.35%, respectively, multiplied by the average account value over the period, multiplied by 63/365 for Class IA (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period for the hypothetical example and Class IB).

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/AXA Franklin Small Cap Value Core Portfolio‡	423,663	$3,488,288
EQ/BlackRock Basic Value Equity Portfolio‡	1,299,663	15,990,679
EQ/BlackRock International Value Portfolio‡	811,297	9,014,546
EQ/Boston Advisors Equity Income Portfolio‡	984,457	4,570,851
EQ/Core Bond Index Portfolio‡	775,804	7,281,715
EQ/Davis New York Venture Portfolio‡	980,189	8,603,700
EQ/Equity Growth PLUS Portfolio‡	251,195	3,284,189
EQ/GAMCO Mergers & Acquisitions Portfolio‡	752,102	8,782,982
EQ/GAMCO Small Company Value Portfolio‡	366,972	10,831,737
EQ/Global Bond PLUS Portfolio‡	1,572,252	15,185,587
EQ/Global Multi-Sector Equity Portfolio‡	1,121,358	12,715,245
EQ/International Core PLUS Portfolio‡	2,349,277	21,027,144
EQ/Large Cap Core PLUS Portfolio‡	1,917,578	13,201,324
EQ/Large Cap Growth PLUS Portfolio‡	915,379	13,688,521
EQ/Large Cap Value PLUS Portfolio‡	700,194	6,404,805
EQ/Quality Bond PLUS Portfolio‡	375,413	3,385,935
EQ/Small Company Index Portfolio‡	59,195	499,054
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	91,100	9,465,290
iShares Cohen & Steers Realty Majors Index Fund	217,400	11,417,848
iShares COMEX Gold Trust*	117,790	12,647,112
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	57,520	3,105,505
iShares FTSE/Xinhua China 25 Index Fund	58,200	2,460,114
iShares JP Morgan USD Emerging Markets Bond Fund	38,560	3,924,637
iShares MSCI EAFE Small Cap Index Fund	134,400	4,812,864
iShares MSCI Emerging Markets Index Fund	29,200	1,211,800
iShares S&P Developed ex-U.S. Property Index Fund	53,800	1,651,122
iShares S&P Global Clean Energy Index Fund	36,010	803,023
iShares S&P Global Energy Sector Index Fund	44,560	1,589,901
iShares S&P North American Natural Resources Sector Index Fund	161,060	5,525,969
iShares Silver Trust*	191,250	3,169,012

	Number of Shares	Value (Note 1)

Multimanager Core Bond Portfolio‡	807,316	$8,302,902
Multimanager International Equity Portfolio‡	664,055	7,055,588
Multimanager Large Cap Core Equity Portfolio‡	540,481	4,939,876
Multimanager Large Cap Value Portfolio‡	772,159	6,731,119
Multimanager Mid Cap Growth Portfolio*‡	248,906	1,808,650
Multimanager Mid Cap Value Portfolio‡	386,681	3,139,417
Multimanager Small Cap Growth Portfolio*‡	935,432	6,500,040
Multimanager Small Cap Value Portfolio‡	98,014	850,245
SPDR Barclays Capital High Yield Bond ETF	125,700	4,888,473
SPDR S&P Emerging Asia Pacific ETF	17,100	1,268,478

Total Investment Companies (98.6%) (Cost $281,703,064)		265,225,287

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (1.4%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $3,692,575)	$3,692,575	3,692,575

Total Investments (100.0%) (Cost/Amortized Cost $285,395,639)		268,917,862
Other Assets Less Liabilities (0.0%)		107,539

Net Assets (100%)		$269,025,401

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios (Multimanager) and Class IA shares for EQ Advisors Trust Portfolios.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investments in companies which were affiliates for the year ended December 31, 2009, were as follows:

Securities	Market Value December 31, 2008	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
EQ/AXA Franklin Small Cap Value Core Portfolio(a)	$5,222,730	$94,083	$4,758,476	$3,488,288	$38,485	$(2,098,117)
EQ/AXA Rosenberg Value Long/Short Equity Portfolio(b)	10,843,701	1,651,903	5,554,443	—	—	(499,278)
EQ/BlackRock Basic Value Equity Portfolio	17,052,035	531,448	7,936,062	15,990,679	402,120	(2,597,291)
EQ/BlackRock International Value Portfolio	8,662,371	272,258	3,907,875	9,014,546	184,756	(2,056,516)
EQ/Boston Advisors Equity Income Portfolio	4,764,206	150,666	716,202	4,570,851	117,752	(48,894)
EQ/Core Bond Index Portfolio(c)	—	5,640,254	6,491,693	7,281,715	187,705	199,618
EQ/Davis New York Venture Portfolio	5,952,868	7,587,429	9,913,902	8,603,700	144,726	(4,510,308)
EQ/Equity Growth PLUS Portfolio(d)	4,922,941	38,513	3,530,043	3,284,189	32,941	(744,276)
EQ/GAMCO Mergers & Acquisitions Portfolio	6,549,376	2,240,497	1,349,105	8,782,982	—	(224,692)
EQ/GAMCO Small Company Value Portfolio	7,727,202	2,125,407	2,553,889	10,831,737	64,530	(805,030)
EQ/Global Bond PLUS Portfolio(e)	2,864,906	13,039,175	1,079,364	15,185,587	59,057	(26,025)
EQ/Global Multi-Sector Equity Portfolio(f)	6,711,240	2,884,806	2,814,372	12,715,245	165,953	(1,446,872)
EQ/Intermediate Government Bond Index Portfolio(g)	—	1,092,047	1,092,047	—	—	(9,219)
EQ/International Core PLUS Portfolio	19,275,554	750,656	8,657,967	21,027,144	599,493	(4,489,388)
EQ/Large Cap Core PLUS Portfolio	9,933,140	6,573,447	6,786,401	13,201,324	543,507	52,275
EQ/Large Cap Growth PLUS Portfolio	13,340,694	304,954	4,276,652	13,688,521	186,412	(786,026)
EQ/Large Cap Value PLUS Portfolio	870,846	4,273,469	563,461	6,404,805	139,900	(217,229)
EQ/Long Term Bond Portfolio(h)	14,017,431	667,216	6,003,417	—	620,577	(481,606)
EQ/Mid Cap Value PLUS Portfolio	—	—	9,182,140	—	—	245,088
EQ/Money Market Portfolio	2,650,160	1,259	2,651,419	—	1,259	(18)
EQ/PIMCO Ultra Short Bond Portfolio(i)	7,665,704	17,516	16,565,706	—	—	(1,517,124)
EQ/Quality Bond PLUS Portfolio	3,698,534	2,732,415	3,586,321	3,385,935	111,718	(375,010)
EQ/Short Duration Bond Portfolio(b)	10,061,043	62,316	10,303,191	—	44,518	(687,352)
EQ/Small Company Index Portfolio	2,235,285	14,118	2,108,604	499,054	7,057	(163,240)
EQ/Van Kampen Real Estate Portfolio(j)	5,751,777	2,756,025	2,348,056	—	198,222	(1,380,940)
Multimanager Core Bond Portfolio	10,314,111	507,399	2,895,314	8,302,902	342,351	33,547
Multimanager International Equity Portfolio	11,309,261	179,265	11,131,907	7,055,588	116,109	(4,885,739)
Multimanager Large Cap Core Equity Portfolio	9,899,127	139,839	9,715,570	4,939,876	72,594	(2,453,420)
Multimanager Large Cap Value Portfolio	8,797,214	192,049	6,027,277	6,731,119	127,543	(2,188,569)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investments in companies which were affiliates for the year ended December 31, 2009, were as follows:

Securities	Market Value December 31, 2008	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
Multimanager Mid Cap Growth Portfolio	$1,528,771	$14,592	$550,318	$1,808,650	$—	$(250,937)
Multimanager Mid Cap Value Portfolio	4,241,342	133,752	4,039,200	3,139,417	98,802	(1,387,088)
Multimanager Multi-Sector Bond Portfolio(k)	2,486,173	4,970	3,814,198	—	—	(1,256,124)
Multimanager Small Cap Growth Portfolio	5,547,444	42,272	1,132,381	6,500,040	—	(292,153)
Multimanager Small Cap Value Portfolio	691,545	11,195	34,605	850,245	9,711	(7,892)

	$225,588,732	$56,727,210	$164,071,578	$197,284,139	$4,617,798	$(37,355,845)

(a)	formerly known as EQ/Franklin Small Cap Value Portfolio
(b)	merged into EQ/PIMCO Ultra Short Bond Portfolio
(c)	formerly known as EQ/JPMorgan Core Bond Portfolio
(d)	formerly known as EQ/Marsico Focus Portfolio and EQ/Focus PLUS Portfolio
(e)	formerly known as EQ/Evergreen International Bond Portfolio
(f)	formerly known as EQ/Van Kampen Emerging Markets Equity Portfolio
(g)	formerly known as EQ/AllianceBernstein Intermediate Government Securities Portfolio
(h)	merged into EQ/Core Bond Index Portfolio
(i)	formerly known as EQ/PIMCO Real Return Portfolio
(j)	merged into EQ/Mid Cap Value PLUS Portfolio
(k)	formerly known as Multimanager High Yield Portfolio

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$67,941,148	$—	$—	$67,941,148
Investment Companies	—	197,284,139	—	197,284,139
Short-Term Investments	—	3,692,575	—	3,692,575

Total Assets	$67,941,148	$200,976,714	$—	$268,917,862

Total Liabilities	$—	$—	$—	$—

Total	$67,941,148	$200,976,714	$—	$268,917,862

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Investment Companies	$108,328,337
Net Proceeds of Sales and Redemptions:
Investment Companies	$140,421,619

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$15,096,726
Aggregate gross unrealized depreciation	(32,498,730)

Net unrealized depreciation	$(17,402,004)

Federal income tax cost of investments	$286,319,866

The Portfolio has a net capital loss carryforward of $9,206, which expires in the year 2010. The Portfolio had a net capital loss carryforward of $121,735 expire during 2009. The Portfolio utilized net capital loss carryforward of $130,941 during 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $218,579,287)	$197,284,139
Unaffiliated Issuers (Cost $66,816,352)	71,633,723
Receivable for securities sold	133,610
Dividends, interest and other receivables	83,702
Receivable from Separate Accounts for Trust shares sold	33,542
Receivable from investment manager	14,732
Other assets	2,916

Total assets	269,186,364

LIABILITIES
Distribution fees payable - Class IB	57,166
Payable to Separate Accounts for Trust shares redeemed	41,297
Trustees’ fees payable	334
Accrued expenses	62,166

Total liabilities	160,963

NET ASSETS	$269,025,401

Net assets were comprised of:
Paid in capital	$369,339,036
Accumulated undistributed net investment income (loss)	137,724
Accumulated undistributed net realized gain (loss) on investments	(83,973,582)
Unrealized appreciation (depreciation) on investments	(16,477,777)

Net assets	$269,025,401

Class IA*
Net asset value, offering and redemption price per share, $10,569 / 632 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.72

Class IB
Net asset value, offering and redemption price per share, $269,014,832 / 16,060,897 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.75

* Class IA commenced operations on October 29, 2009.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends ($4,617,798 of dividend income received from affiliates)	$5,909,640

EXPENSES
Distribution fees - Class IB	613,196
Administrative fees	402,921
Custodian fees	247,000
Investment management fees	245,278
Printing and mailing expenses	82,352
Professional fees	19,281
Trustees’ fees	6,281
Miscellaneous	7,574

Gross expenses	1,623,883
Less: Waiver from investment advisor	(648,199)
Reimbursement from investment advisor	(116,730)

Net expenses	858,954

NET INVESTMENT INCOME (LOSS)	5,050,686

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (($37,442,351) of realized gain (loss) from affiliates)	(36,883,308)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	86,506

Net realized gain (loss)	(36,796,802)
Net change in unrealized appreciation (depreciation) on securities	89,002,294

NET REALIZED AND UNREALIZED GAIN (LOSS)	52,205,492

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$57,256,178

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,050,686	$5,253,888
Net realized gain (loss) on investments and net distributions of realized gains from Underlying Portfolios	(36,796,802)	(28,223,913)
Net change in unrealized appreciation (depreciation) on investments	89,002,294	(93,371,175)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	57,256,178	(116,341,200)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA*	(222)	—
Class IB	(4,991,508)	(7,078,652)

	(4,991,730)	(7,078,652)

Distributions from net realized capital gains
Class IA*	(150)	—
Class IB	(4,334,294)	(12,572,053)

	(4,334,444)	(12,572,053)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(9,326,174)	(19,650,705)

CAPITAL SHARES TRANSACTIONS:
Class IA*
Capital shares sold [ 610 and 0 shares, respectively ]	10,000	—
Capital shares issued in reinvestment of dividends and distributions [ 22 and 0 shares, respectively ]	372	—

Total Class IA transactions	10,372	—

Class IB
Capital shares sold [ 496,204 and 419,917 shares, respectively ]	7,459,007	7,767,684
Capital shares issued in reinvestment of dividends and distributions [ 562,254 and 1,294,732 shares, respectively ]	9,325,802	19,650,705
Capital shares repurchased [ (2,833,476) and (4,151,310) shares, respectively ]	(41,100,159)	(77,121,473)

Total Class IB transactions	(24,315,350)	(49,703,084)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(24,304,978)	(49,703,084)

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,625,026	(185,694,989)
NET ASSETS:
Beginning of year	245,400,375	431,095,364

End of year (a)	$269,025,401	$245,400,375

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$137,724	$69,788

* Class IA commenced operations on October 29, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO (u)

FINANCIAL HIGHLIGHTS

Class IA	October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$16.39

Income (loss) from investment operations:
Net investment income (loss) (x)	0.25 (e)
Net realized and unrealized gain (loss) on investments	0.69

Total from investment operations	0.94

Less distributions:
Dividends from net investment income	(0.36)
Distributions from net realized gains	(0.25)

Total dividends and distributions	(0.61)

Net asset value, end of period	$16.72

Total return (b)	5.75%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.10%
Before waivers and reimbursements (a)(f)	0.43%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	8.39%
Before waivers and reimbursements (a)(f)(x)	8.06%
Portfolio turnover rate	44%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01

	Year Ended December 31,
Class IB	2009		2008	2007	2006	2005
Net asset value, beginning of year	$13.76		$21.26	$21.12	$19.71	$19.28

Income (loss) from investment operations:
Net investment income (loss) (x)	0.31	(e)	0.28 (e)	0.31 (e)	0.43 (e)	0.47	(e)
Net realized and unrealized gain (loss) on investments	3.28		(6.65)	0.63	1.58	0.53

Total from investment operations	3.59		(6.37)	0.94	2.01	1.00

Less distributions:
Dividends from net investment income	(0.32)		(0.42)	(0.80)	(0.60)	(0.57)
Distributions from net realized gains	(0.28)		(0.71)	—	—	—

Total dividends and distributions	(0.60)		(1.13)	(0.80)	(0.60)	(0.57)

Net asset value, end of year	$16.75		$13.76	$21.26	$21.12	$19.71

Total return	26.12%		(30.37)%	4.52%	10.17%	5.15%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$269,015		$245,400	$431,095	$508,403	$565,938
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.35%		0.35%	0.35%	0.35%	0.84%
After waivers, reimbursements and fees paid indirectly (f)	0.35%		0.35%	0.35%	0.35%	0.74%
Before waivers, reimbursements and fees paid indirectly (f)	0.68	%(c)	0.58%	0.55%	0.55%	0.94%
Ratio of net investment income to average net assets:
After waivers and reimbursements (f)(x)	2.06%		1.53%	1.42%	2.13%	2.31%
After waivers, reimbursements and fees paid indirectly (f)(x)	2.06%		1.53%	1.43%	2.13%	2.41%
Before waivers, reimbursements and fees paid indirectly (f)(x)	1.75%		1.29%	1.22%	1.93%	2.21%
Portfolio turnover rate	44%		34%	62%	15%	155	%(d)
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.05		$0.04	$0.04	$0.04	$0.02

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO (u)

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(d)	Reflects purchases and sales from change in investment strategy.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds unless otherwise noted.
(u)	On September 9, 2005, this Portfolio converted to a “fund of funds” structure and was renamed EQ/Enterprise Moderate Allocation Portfolio. Information for the year ended December 31, 2005 includes the results of the operations of the predecessor EQ/Enterprise Managed Portfolio from January 1, 2005 through September 9, 2005.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Total Returns as of 12/31/09
Since Incept.*
Portfolio – IB Shares	8.26%
S&P 500 Index	29.70
Barclays Capital U.S. Aggregate Bond Index	5.30
* Date of inception 4/30/09 Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.26% for the period April 30, 2009 through December 31, 2009. This compares to the returns of the following broad market benchmarks: S&P 500 Index 29.70% and the Barclays Capital U.S. Aggregate Bond Index 5.30%.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the period ended December 31, 2009

•	As of December 31, 2009, the Portfolio was invested in 6 underlying EQ Advisors Trust Portfolios. These included 4 equity portfolios and 2 fixed income portfolios.

•	The Portfolio’s fixed income allocation was 79.3% of the Portfolio’s assets.

•

In fixed income exposure to the EQ/Core Bond Index Portfolio helped to drive performance on a positive basis. Exposure to the EQ/Intermediate Government Bond Index Portfolio detracted from performance.

•	The Portfolio’s equity allocation consisted of large cap growth stocks (5.6%), large cap value stocks (5.5%), international stocks (3.4%) and small and mid cap stocks (6.2%).

•

Exposure to both international and domestic large cap equity, through the AXA Tactical Manager International Portfolio-I and AXA Tactical Manager 500 Portfolio-I respectively, helped to drive performance on a positive basis.

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the AXA Strategic Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying portfolios.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2009
EQ/Core Bond Index Portfolio	67.4%
AXA Tactical Manager 500 Portfolio-I	13.4
EQ/Intermediate Government Bond Index Portfolio	11.8
AXA Tactical Manager International Portfolio-I	3.3
AXA Tactical Manager 2000 Portfolio-I	3.3
AXA Tactical Manager 400 Portfolio-I	0.8

AXA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IB
Actual	$1,000.00	$1,063.50	$2.18
Hypothetical (5% average return before expenses)	1,000.00	1,023.09	2.14

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.42% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio-I‡	86,493	$1,102,458
AXA Tactical Manager 400 Portfolio-I*‡	20,667	266,016
AXA Tactical Manager 500 Portfolio-I‡	355,613	4,448,661
AXA Tactical Manager International Portfolio-I‡	89,787	1,103,498
EQ/Core Bond Index Portfolio‡	2,393,005	22,460,805
EQ/Intermediate Government Bond Index Portfolio‡	410,849	3,942,089

Total Investments (99.5%) (Cost $33,603,949)		33,323,527
Other Assets Less Liabilities (0.5%)		181,679

Net Assets (100%)		$33,505,206

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the period ended December 31, 2009, were as follows:

Securities	Market Value April 30, 2009*	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
AXA Tactical Manager 2000 Portfolio-I	$—	$1,059,634	$6,255	$1,102,458	$364	$225
AXA Tactical Manager 400 Portfolio-I	—	254,663	1,627	266,016	—	140
AXA Tactical Manager 500 Portfolio-I	—	4,302,742	28,539	4,448,661	6,467	2,683
AXA Tactical Manager International Portfolio-I	—	1,102,191	6,920	1,103,498	5,135	5,693
EQ/Core Bond Index Portfolio(a)	—	23,188,207	263,124	22,460,805	481,448	7,672
EQ/Equity 500 Index Portfolio	—	374,127	374,127	—	—	15,733
EQ/Intermediate Government Bond Index Portfolio(b)	—	4,050,216	47,239	3,942,089	43,315	548
EQ/International ETF Portfolio	—	195,378	195,378	—	—	12,060
EQ/Large Cap Growth Index Portfolio	—	209,464	209,464	—	1	7,667
EQ/Large Cap Value Index Portfolio	—	209,463	209,463	—	—	10,217
EQ/Mid Cap Index Portfolio	—	47,725	47,725	—	—	2,785
EQ/Small Company Index Portfolio	—	165,848	165,848	—	—	7,951

	$—	$35,159,658	$1,555,709	$33,323,527	$536,730	$73,374

*	The Portfolio commenced operations on April 30, 2009.
(a)	formerly known as EQ/JPMorgan Core Bond Portfolio
(b)	formerly known as EQ/AllianceBernstein Intermediate Government Securities Portfolio

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$33,323,527	$—	$33,323,527

Total Assets	$—	$33,323,527	$—	$33,323,527

Total Liabilities	$—	$—	$—	$—

Total	$—	$33,323,527	$—	$33,323,527

The Portfolio held no derivatives contracts during the period ended December 31,2009.

Investment security transactions for the period ended December 31, 2009 were as follows:

Cost of Purchases:
Investment Companies	$35,159,658
Net Proceeds of Sales and Redemptions:
Investment Companies	$1,623,942

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$244,743
Aggregate gross unrealized depreciation	(525,165)

Net unrealized depreciation	$(280,422)

Federal income tax cost of investments	$33,603,949

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $33,603,949)	$33,323,527
Cash	864,334
Receivable from Separate Accounts for Trust shares sold	209,598
Receivable from investment manager	6,464

Total assets	34,403,923

LIABILITIES
Payable for securities purchased	846,464
Distribution fees payable - Class IB	6,043
Payable to Separate Accounts for Trust shares redeemed	383
Trustees’ fees payable	9
Accrued expenses	45,818

Total liabilities	898,717

NET ASSETS	$33,505,206

Net assets were comprised of:
Paid in capital	$33,775,508
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	10,120
Unrealized appreciation (depreciation) on investments	(280,422)

Net assets	$33,505,206

Class IB
Net asset value, offering and redemption price per share, $33,505,206 / 3,156,214 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.62

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2009*

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$536,730

EXPENSES
Professional fees	40,086
Administrative fees	33,266
Custodian fees	26,850
Distribution fees - Class IB	16,289
Investment management fees	6,516
Printing and mailing expenses	5,128
Trustees’ fees	46
Miscellaneous	1,842

Gross expenses	130,023
Less: Waiver from investment advisor	(39,782)
Reimbursement from investment advisor	(62,696)

Net expenses	27,545

NET INVESTMENT INCOME (LOSS)	509,185

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	68,233
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	5,141

Net realized gain (loss)	73,374
Net change in unrealized appreciation (depreciation) on securities	(280,422)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(207,048)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$302,137

*	The Portfolio commenced operations on April 30, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

April 30, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$509,185
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	73,374
Net change in unrealized depreciation on investments	(280,422)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	302,137

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(514,611)

Distributions from net realized capital gains
Class IB	(58,112)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(572,723)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 3,191,099 shares ]	34,155,130
Capital shares issued in reinvestment of dividends and distributions [ 53,805 shares ]	572,723
Capital shares repurchased [ (98,690) shares ]	(1,052,061)

Total Class IB transactions	33,675,792

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	33,675,792

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,405,206
NET ASSETS:
Beginning of period	100,000

End of period (a)	$33,505,206

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on April 30, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.56	(e)
Net realized and unrealized gain (loss) on investments	0.27	(†)

Total from investment operations	0.83

Less distributions:
Dividends from net investment income	(0.19)
Distributions from net realized gains	(0.02)

Total dividends and distributions	(0.21)

Net asset value, end of period	$10.62

Total return (b)	8.26%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$33,505
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.42	%(j)
Before waivers and reimbursements (a)(f)	2.00%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	7.82%
Before waivers and reimbursements (a)(f)(x)	6.24%
Portfolio turnover rate	15%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.11

*	Commencement of Operations.
(†)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of the sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds unless otherwise noted.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Total Returns as of 12/31/09
Since Incept.*
Portfolio – IB Shares	13.66%
S&P 500 Index	29.70
Barclays Capital U.S. Aggregate Bond Index	5.30
* Date of inception 4/30/09 Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.66% for the period April 30, 2009 through December 31, 2009. This compares to the returns of the following broad market benchmarks: S&P 500 Index 29.70% and the Barclays Capital U.S. Aggregate Bond Index 5.30%.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the period ended December 31, 2009

•	As of December 31, 2009, the Portfolio was invested in 6 underlying EQ Advisors Trust Portfolios. These included 4 equity portfolios and 2 fixed income portfolios.

•	The Portfolio’s fixed income allocation was 58.9% of the Portfolio’s assets.

•

In fixed income exposure to the EQ/Core Bond Index Portfolio helped to drive performance on a positive basis. Exposure to the EQ/Intermediate Government Bond Index Portfolio detracted from performance.

•	The Portfolio’s equity allocation consisted of large cap growth stocks (11.3%), large cap value stocks (11.2%), international stocks (6.7%) and small and mid cap stocks (11.9%).

•

Exposure to both international and domestic large cap equity, through the AXA Tactical Manager International Portfolio-I and AXA Tactical Manager 500 Portfolio-I respectively, helped to drive performance on a positive basis.

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the AXA Strategic Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying portfolios.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2009
EQ/Core Bond Index Portfolio	50.0%
AXA Tactical Manager 500 Portfolio-I	27.1
EQ/Intermediate Government Bond Index Portfolio	8.8
AXA Tactical Manager International Portfolio-I	6.5
AXA Tactical Manager 2000 Portfolio-I	5.8
AXA Tactical Manager 400 Portfolio-I	1.8

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IB
Actual	$1,000.00	$1,103.50	$2.28
Hypothetical (5% average return before expenses)	1,000.00	1,023.04	2.19

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.43% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio-I‡	248,528	$3,167,799
AXA Tactical Manager 400 Portfolio-I*‡	75,233	968,384
AXA Tactical Manager 500 Portfolio-I‡	1,179,605	14,756,651
AXA Tactical Manager International Portfolio-I‡	290,976	3,576,158
EQ/Core Bond Index Portfolio‡	2,901,874	27,237,062
EQ/Intermediate Government Bond Index Portfolio‡	498,152	4,779,761

Total Investments (98.9%) (Cost $54,322,030)		54,485,815
Other Assets Less Liabilities (1.1%)		595,258

Net Assets (100%)		$55,081,073

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the period ended December 31, 2009, were as follows:

Securities	Market Value April 30, 2009*	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
AXA Tactical Manager 2000 Portfolio-I	$—	$3,012,878	$—	$3,167,799	$1,118	$—
AXA Tactical Manager 400 Portfolio-I	—	916,195	—	968,384	—	—
AXA Tactical Manager 500 Portfolio-I	—	14,133,360	—	14,756,651	22,805	—
AXA Tactical Manager International Portfolio-I	—	3,546,384	—	3,576,158	17,764	17,141
EQ/Core Bond Index Portfolio(a)	—	27,852,319	109	27,237,062	624,040	2
EQ/Equity 500 Index Portfolio	—	1,111,019	1,111,019	—	—	53,159
EQ/Intermediate Government Bond Index Portfolio(b)	—	4,861,023	20	4,779,761	56,163	—	#
EQ/International ETF Portfolio	—	591,840	591,840	—	—	40,948
EQ/Large Cap Growth Index Portfolio	—	642,946	642,946	—	3	25,823
EQ/Large Cap Value Index Portfolio	—	642,942	642,942	—	—	36,227
EQ/Mid Cap Index Portfolio	—	166,612	166,612	—	—	10,656
EQ/Small Company Index Portfolio	—	485,509	485,509	—	—	27,833

	$—	$57,963,027	$3,640,997	$54,485,815	$721,893	$211,789

*	The Portfolio commenced operations on April 30, 2009.
#	Less than $0.50.
(a)	formerly known as EQ/JPMorgan Core Bond Portfolio
(b)	formerly known as EQ/AllianceBernstein Intermediate Government Securities Portfolio

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$54,485,815	$—	$54,485,815

Total Assets	$—	$54,485,815	$—	$54,485,815

Total Liabilities	$—	$—	$—	$—

Total	$—	$54,485,815	$—	$54,485,815

The Portfolio held no derivatives contracts during the period ended December 31, 2009.

Investment security transactions for the period ended December 31, 2009 were as follows:

Cost of Purchases:
Investment Companies	$57,963,027
Net Proceeds of Sales and Redemptions:
Investment Companies	$3,835,097

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$860,175
Aggregate gross unrealized depreciation	(696,390)

Net unrealized appreciation	$163,785

Federal income tax cost of investments	$54,322,030

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $54,322,030)	$54,485,815
Cash	373,014
Receivable from Separate Accounts for Trust shares sold	643,970
Receivable from investment manager	3,456

Total assets	55,506,255

LIABILITIES
Payable for securities purchased	367,898
Distribution fees payable - Class IB	10,452
Payable to Separate Accounts for Trust shares redeemed	646
Trustees’ fees payable	16
Accrued expenses	46,170

Total liabilities	425,182

NET ASSETS	$55,081,073

Net assets were comprised of:
Paid in capital	$54,916,931
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	357
Unrealized appreciation (depreciation) on investments	163,785

Net assets	$55,081,073

Class IB
Net asset value, offering and redemption price per share, $55,081,073 / 4,932,993 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.17

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2009*

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$721,893

EXPENSES
Professional fees	40,143
Administrative fees	40,139
Distribution fees - Class IB	27,743
Custodian fees	26,850
Investment management fees	11,097
Printing and mailing expenses	5,894
Trustees’ fees	76
Miscellaneous	1,842

Gross expenses	153,784
Less: Waiver from investment advisor	(51,236)
Reimbursement from investment advisor	(54,449)

Net expenses	48,099

NET INVESTMENT INCOME (LOSS)	673,794

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	194,100
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	17,689

Net realized gain (loss)	211,789
Net change in unrealized appreciation (depreciation) on securities	163,785

NET REALIZED AND UNREALIZED GAIN (LOSS)	375,574

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,049,368

*	The Portfolio commenced operations on April 30, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

April 30, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$673,794
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	211,789
Net change in unrealized appreciation on investments	163,785

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,049,368

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(689,883)

Distributions from net realized capital gains
Class IB	(195,761)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(885,644)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 4,908,253 shares]	54,649,679
Capital shares issued in reinvestment of dividends and distributions [ 79,165 shares]	885,644
Capital shares repurchased [ (64,425) shares]	(717,974)

Total Class IB transactions	54,817,349

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	54,817,349

TOTAL INCREASE (DECREASE) IN NET ASSETS	54,981,073
NET ASSETS:
Beginning of period	100,000

End of period (a)	$55,081,073

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on April 30, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.46	(e)
Net realized and unrealized gain (loss) on investments	0.90

Total from investment operations	1.36

Less distributions:
Dividends from net investment income	(0.15)
Distributions from net realized gains	(0.04)

Total dividends and distributions	(0.19)

Net asset value, end of period	$11.17

Total return (b)	13.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$55,081
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.43	%(j)
Before waivers and reimbursements (a)(f)	1.39%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	6.07%
Before waivers and reimbursements (a)(f)(x)	5.12%
Portfolio turnover rate	22%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.07
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds unless otherwise noted.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.00%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA BALANCED STRATEGY PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Total Returns as of 12/31/09
Since Incept.**
Portfolio – IA Shares*	15.14%
Portfolio – IB Shares	15.05
S&P 500 Index	29.70
Barclays Capital U.S. Aggregate Bond Index	5.30

*   Date of inception 9/11/09. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 4/30/09

    Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 15.05% for the period September 11, 2009 through December 31, 2009. This compares to the returns of the following broad market benchmarks: S&P 500 Index 29.70% and the Barclays Capital U.S. Aggregate Bond Index 5.30%.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the period ended December 31, 2009

•	As of December 31, 2009, the Portfolio was invested in 6 underlying EQ Advisors Trust Portfolios. These included 4 equity portfolios and 2 fixed income portfolios.

•	The Portfolio’s fixed income allocation was 48.9% of the Portfolio’s assets.

•

In fixed income exposure to the EQ/Core Bond Index Portfolio helped to drive performance on a positive basis. Exposure to the EQ/Intermediate Government Bond Index Portfolio detracted from performance.

•	The Portfolio’s equity allocation consisted of large cap growth stocks (13.8%), large cap value stocks (13.7%), international stocks (8.5%) and small and mid cap stocks (15.1%).

•

Exposure to both international and domestic large cap equity, through the AXA Tactical Manager International Portfolio-I and AXA Tactical Manager 500 Portfolio-I respectively, helped to drive performance on a positive basis.

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the AXA Strategic Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying portfolios.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2009
EQ/Core Bond Index Portfolio	41.5%
AXA Tactical Manager 500 Portfolio-I	33.0
AXA Tactical Manager International Portfolio-I	8.3
AXA Tactical Manager 2000 Portfolio-I	8.0
EQ/Intermediate Government Bond Index Portfolio	7.3
AXA Tactical Manager 400 Portfolio-I	1.9

AXA BALANCED STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class IA commenced operations on September 11, 2009, Class IB and the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,029.90	$0.46
Hypothetical (5% average return before expenses)	1,000.00	1,024.45	0.77
Class IB
Actual	1,000.00	1,115.90	2.45
Hypothetical (5% average return before expenses)	1,000.00	1,022.89	2.35

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.15% and 0.46%, respectively, multiplied by the average account value over the period, multiplied by 111/365 for Class IA (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period for the hypothetical example and Class IB.).

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio-I‡	621,862	$7,926,386
AXA Tactical Manager 400 Portfolio-I*‡	147,863	1,903,262
AXA Tactical Manager 500 Portfolio-I‡	2,592,903	32,436,758
AXA Tactical Manager International Portfolio-I‡	663,657	8,156,495
EQ/Core Bond Index Portfolio‡	4,348,314	40,813,383
EQ/Intermediate Government Bond Index Portfolio‡	746,364	7,161,356

Total Investments (98.8%) (Cost $97,450,018)		98,397,640
Other Assets Less Liabilities (1.2%)		1,183,985

Net Assets (100%)		$99,581,625

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the period ended December 31, 2009, were as follows:

Securities	Market Value April 30, 2009*	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
AXA Tactical Manager 2000 Portfolio-I	$—	$7,559,813	$—	$7,926,386	$2,732	$—
AXA Tactical Manager 400 Portfolio-I	—	1,800,779	—	1,903,262	—	—
AXA Tactical Manager 500 Portfolio-I	—	31,065,412	—	32,436,758	48,814	—
AXA Tactical Manager International Portfolio-I	—	8,082,949	—	8,156,495	39,429	38,046
EQ/Core Bond Index Portfolio(a)	—	41,666,846	16	40,813,383	909,042	—	#
EQ/Equity 500 Index Portfolio	—	2,839,941	2,839,941	—	—	119,808
EQ/Intermediate Government Bond Index Portfolio(b)	—	7,274,238	3	7,161,356	81,794	—	#
EQ/International ETF Portfolio	—	1,506,417	1,506,417	—	—	93,603
EQ/Large Cap Growth Index Portfolio	—	1,587,871	1,587,871	—	7	56,532
EQ/Large Cap Value Index Portfolio	—	1,587,864	1,587,864	—	—	81,399
EQ/Mid Cap Index Portfolio	—	373,771	373,771	—	—	20,419
EQ/Small Company Index Portfolio	—	1,234,582	1,234,582	—	—	57,933

	$—	$106,580,483	$9,130,465	$98,397,640	$1,081,818	$467,740

*	The Portfolio commenced operations on April 30, 2009.
#	Less than $0.50.
(a)	formerly known as EQ/JPMorgan Core Bond Portfolio
(b)	formerly known as EQ/AllianceBernstein Intermediate Government Securities Portfolio

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$98,397,640	$—	$98,397,640

Total Assets	$—	$98,397,640	$—	$98,397,640

Total Liabilities	$—	$—	$—	$—

Total	$—	$98,397,640	$—	$98,397,640

The Portfolio held no derivatives contracts during the period ended December 31, 2009.

Investment security transactions for the period ended December 31, 2009 were as follows:

Cost of Purchases:
Investment Companies	$106,580,483
Net Proceeds of Sales and Redemptions:
Investment Companies	$9,559,018

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,913,949
Aggregate gross unrealized depreciation	(966,327)

Net unrealized appreciation	$947,622

Federal income tax cost of investments	$97,450,018

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $97,450,018)	$98,397,640
Cash	509,951
Receivable from Separate Accounts for Trust shares sold	1,267,833

Total assets	100,175,424

LIABILITIES
Payable for securities purchased	525,144
Distribution fees payable - Class IB	18,181
Administrative fees payable	3,127
Payable to Separate Accounts for Trust shares redeemed	340
Trustees’ fees payable	28
Accrued expenses	46,979

Total liabilities	593,799

NET ASSETS	$99,581,625

Net assets were comprised of:
Paid in capital	$98,634,626
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(623)
Unrealized appreciation (depreciation) on investments	947,622

Net assets	$99,581,625

Class IA†
Net asset value, offering and redemption price per share, $404,423 / 35,748 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.31

Class IB
Net asset value, offering and redemption price per share, $99,177,202 / 8,757,801 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.32

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2009*

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$1,081,818

EXPENSES
Administrative fees	53,627
Distribution fees - Class IB	49,954
Professional fees	40,255
Custodian fees	26,849
Investment management fees	20,089
Printing and mailing expenses	10,080
Trustees’ fees	145
Miscellaneous	1,842

Gross expenses	202,841
Less: Waiver from investment advisor	(73,716)
Reimbursement from investment advisor	(35,616)

Net expenses	93,509

NET INVESTMENT INCOME (LOSS)	988,309

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	428,553
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	39,187

Net realized gain (loss)	467,740
Net change in unrealized appreciation (depreciation) on securities	947,622

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,415,362

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,403,671

*	The Portfolio commenced operations on April 30, 2009.
†	Class IA commenced operations on September 11, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

April 30, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$988,309
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	467,740
Net change in unrealized appreciation on investments	947,622

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,403,671

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA†	(5,265)
Class IB	(1,020,006)

(1,025,271)

Distributions from net realized capital gains
Class IA†	(1,932)
Class IB	(430,156)

(432,088)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,457,359)

CAPITAL SHARES TRANSACTIONS:
Class IA†
Capital shares sold [ 35,558 shares ]	400,642
Capital shares issued in reinvestment of dividends and distributions [ 635 shares ]	7,197
Capital shares repurchased [ (445) shares ]	(5,069)

Total Class IA transactions	402,770

Class IB
Capital shares sold [ 8,743,455 shares ]	98,073,031
Capital shares issued in reinvestment of dividends and distributions [ 127,870 shares ]	1,450,162
Capital shares repurchased [ (123,524) shares ]	(1,390,650)

Total Class IB transactions	98,132,543

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	98,535,313

TOTAL INCREASE (DECREASE) IN NET ASSETS	99,481,625
NET ASSETS:
Beginning of period	100,000

End of period (a)	$99,581,625

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on April 30, 2009.
† Class IA commenced operations on September 11, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	September 11, 2009* to December 31, 2009
Net asset value, beginning of period	$11.18

Income (loss) from investment operations:
Net investment income (loss) (x)	0.16	(e)
Net realized and unrealized gain (loss) on investments	0.17

Total from investment operations	0.33

Less distributions:
Dividends from net investment income	(0.15)
Distributions from net realized gains	(0.05)

Total dividends and distributions	(0.20)

Net asset value, end of period	$11.31

Total return (b)	2.99%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$404
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.15	%(j)
Before waivers and reimbursements (a)(f)	0.54%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	4.53%
Before waivers and reimbursements (a)(f)(x)	4.14%
Portfolio turnover rate	30%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01

Class IB	April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.37	(e)
Net realized and unrealized gain (loss) on investments	1.13

Total from investment operations	1.50

Less distributions:
Dividends from net investment income	(0.13)
Distributions from net realized gains	(0.05)

Total dividends and distributions	(0.18)

Net asset value, end of period	$11.32

Total return (b)	15.05%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$99,177
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.47	%(j)
Before waivers and reimbursements (a)(f)	1.01%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	4.92%
Before waivers and reimbursements (a)(f)(x)	4.38%
Portfolio turnover rate	30%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.04
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds unless otherwise noted.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.80% for Class IA and 1.05% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Total Returns as of 12/31/09
Since Incept.*
Portfolio – IB Shares	19.95%
S&P 500 Index	29.70
Barclays Capital U.S. Aggregate Bond Index	5.30
* Date of inception 4/30/09 Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 19.95% for the period April 30, 2009 through December 31, 2009. This compares to the returns of the following broad market benchmarks: S&P 500 Index 29.70% and the Barclays Capital U.S. Aggregate Bond Index 5.30%.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the period ended December 31, 2009

•	As of December 31, 2009, the Portfolio was invested in 6 underlying EQ Advisors Trust Portfolios. These included 4 equity portfolios and 2 fixed income portfolios.

•	The Portfolio’s fixed income allocation was 39.0% of the Portfolio’s assets.

•

In fixed income exposure to the EQ/Core Bond Index Portfolio helped to drive performance on a positive basis. Exposure to the EQ/Intermediate Government Bond Index Portfolio detracted from performance.

•	The Portfolio’s equity allocation consisted of large cap growth stocks (16.5%), large cap value stocks (16.4%), international stocks (10.0%) and small and mid cap stocks (18.1%).

•

Exposure to both international and domestic large cap equity, through the AXA Tactical Manager International Portfolio-I and AXA Tactical Manager 500 Portfolio-I respectively, helped to drive performance on a positive basis.

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the AXA Strategic Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying portfolios.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2009
AXA Tactical Manager 500 Portfolio-I	39.5%
EQ/Core Bond Index Portfolio	33.0
AXA Tactical Manager International Portfolio-I	9.8
AXA Tactical Manager 2000 Portfolio-I	9.7
EQ/Intermediate Government Bond Index Portfolio	5.8
AXA Tactical Manager 400 Portfolio-I	2.2

AXA MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IB
Actual	$1,000.00	$1,144.60	$2.65
Hypothetical (5% average return before expenses)	1,000.00	1,022.74	2.50

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.49% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio-I‡	1,654,405	$21,087,417
AXA Tactical Manager 400 Portfolio-I*‡	371,773	4,785,391
AXA Tactical Manager 500 Portfolio-I‡	6,862,632	85,850,301
AXA Tactical Manager International Portfolio-I‡	1,720,817	21,149,227
EQ/Core Bond Index Portfolio‡	7,641,336	71,721,759
EQ/Intermediate Government Bond Index Portfolio‡	1,311,712	12,585,858

Total Investments (99.0%) (Cost $213,858,751)		217,179,953
Other Assets Less Liabilities (1.0%)		2,099,307

Net Assets (100%)		$219,279,260

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the period ended December 31, 2009, were as follows:

Securities	Market Value April 30, 2009*	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
AXA Tactical Manager 2000 Portfolio-I	$—	$20,111,518	$—	$21,087,417	$7,282	$—
AXA Tactical Manager 400 Portfolio-I	—	4,529,390	—	4,785,391	—	—
AXA Tactical Manager 500 Portfolio-I	—	82,224,563	—	85,850,301	129,550	—
AXA Tactical Manager International Portfolio-I	—	20,974,064	—	21,149,227	102,472	98,877
EQ/Core Bond Index Portfolio(a)	—	73,253,057	18,790	71,721,759	1,602,453	174
EQ/Equity 500 Index Portfolio	—	6,970,027	6,970,027	—	—	306,843
EQ/Intermediate Government Bond Index Portfolio(b)	—	12,788,325	3,376	12,585,858	144,188	(29)
EQ/International ETF Portfolio	—	3,636,465	3,636,465	—	—	230,039
EQ/Large Cap Growth Index Portfolio	—	3,902,136	3,902,136	—	21	147,627
EQ/Large Cap Value Index Portfolio	—	3,902,115	3,902,115	—	—	204,001
EQ/Mid Cap Index Portfolio	—	878,290	878,290	—	—	50,952
EQ/Small Company Index Portfolio	—	3,084,830	3,084,830	—	—	153,225

	$—	$236,254,780	$22,396,029	$217,179,953	$1,985,966	$1,191,709

*	The Portfolio commenced operations on April 30, 2009.
(a)	formerly known as EQ/JPMorgan Core Bond Portfolio
(b)	formerly known as EQ/AllianceBernstein Intermediate Government Securities Portfolio

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$217,179,953	$—	$217,179,953

Total Assets	$—	$217,179,953	$—	$217,179,953

Total Liabilities	$—	$—	$—	$—

Total	$—	$217,179,953	$—	$217,179,953

The Portfolio held no derivatives contracts during the period ended December 31, 2009.

Investment security transactions for the period ended December 31, 2009 were as follows:

Cost of Purchases:
Investment Companies	$236,254,780
Net Proceeds of Sales and Redemptions:
Investment Companies	$23,485,444

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,032,801
Aggregate gross unrealized depreciation	(1,711,599)

Net unrealized appreciation	$3,321,202

Federal income tax cost of investments	$213,858,751

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $213,858,751)	$217,179,953
Cash	2,163,330
Receivable from Separate Accounts for Trust shares sold	2,320,355

Total assets	221,663,638

LIABILITIES
Payable for securities purchased	2,265,697
Distribution fees payable - Class IB	40,672
Administrative fees payable	24,452
Payable to Separate Accounts for Trust shares redeemed	345
Trustees’ fees payable	64
Accrued expenses	53,148

Total liabilities	2,384,378

NET ASSETS	$219,279,260

Net assets were comprised of:
Paid in capital	$215,961,236
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(3,178)
Unrealized appreciation (depreciation) on investments	3,321,202

Net assets	$219,279,260

Class IB
Net asset value, offering and redemption price per share, $219,279,260 / 18,558,359 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.82

* The Portfolio commenced operations on April 30, 2009.

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2009*

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$1,985,966

EXPENSES
Distribution fees - Class IB	111,296
Administrative fees	90,271
Investment management fees	44,518
Professional fees	40,573
Custodian fees	26,849
Printing and mailing expenses	17,867
Trustees’ fees	314
Miscellaneous	1,842

Gross expenses	333,530
Less: Waiver from investment advisor	(112,827)

Net expenses	220,703

NET INVESTMENT INCOME (LOSS)	1,765,263

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	1,089,415
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	102,294

Net realized gain (loss)	1,191,709
Net change in unrealized appreciation (depreciation) on securities	3,321,202

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,512,911

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,278,174

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

April 30, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,765,263
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	1,191,709
Net change in unrealized appreciation on investments	3,321,202

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	6,278,174

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(1,859,590)

Distributions from net realized capital gains
Class IB	(1,102,086)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,961,676)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 18,377,939 shares ]	213,812,901
Capital shares issued in reinvestment of dividends and distributions [ 250,403 shares ]	2,961,676
Capital shares repurchased [ (79,983) shares ]	(911,815)

Total Class IB transactions	215,862,762

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	215,862,762

TOTAL INCREASE (DECREASE) IN NET ASSETS	219,179,260
NET ASSETS:
Beginning of period	100,000

End of period (a)	$219,279,260

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on April 30, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.31	(e)
Net realized and unrealized gain (loss) on investments	1.69

Total from investment operations	2.00

Less distributions:
Dividends from net investment income	(0.11)
Distributions from net realized gains	(0.07)

Total dividends and distributions	(0.18)

Net asset value, end of period	$11.82

Total return (b)	19.95%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$219,279
Ratio of expenses to average net assets:
After waivers (a)(f)	0.50	%(j)
Before waivers (a)(f)	0.75%
Ratio of net investment income to average net assets:
After waivers (a)(f)(x)	3.96%
Before waivers (a)(f)(x)	3.71%
Portfolio turnover rate	33%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.02

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds unless otherwise noted.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA GROWTH STRATEGY PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Total Returns as of 12/31/09
Since Incept.**
Portfolio – IA Shares*	20.54%
Portfolio – IB Shares	20.44
S&P 500 Index	29.70
Barclays Capital U.S. Aggregate Bond Index	5.30

*   Date of inception 9/11/09. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 4/30/09

    Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 20.44% for the period April 30, 2009 through December 31, 2009. This compares to the returns of the following broad market benchmarks: S&P 500 Index 29.70% and the Barclays Capital U.S. Aggregate Bond Index 5.30%.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the period ended December 31, 2009

•	As of December 31, 2009, the Portfolio was invested in 6 underlying EQ Advisors Trust Portfolios. These included 4 equity portfolios and 2 fixed income portfolios.

•	The Portfolio’s fixed income allocation was 29.2% of the Portfolio’s assets.

•

In fixed income exposure to the EQ/Core Bond Index Portfolio helped to drive performance on a positive basis. Exposure to the EQ/Intermediate Government Bond Index Portfolio detracted from performance.

•	The Portfolio’s equity allocation consisted of large cap growth stocks (19.2%), large cap value stocks (19.0%), international stocks (11.7%) and small and mid cap stocks (20.9%).

•

Exposure to both international and domestic large cap equity, through the AXA Tactical Manager International Portfolio-I and AXA Tactical Manager 500 Portfolio-I respectively, helped to drive performance on a positive basis.

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the AXA Strategic Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying portfolios.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2009
AXA Tactical Manager 500 Portfolio-I	45.9%
EQ/Core Bond Index Portfolio	24.7
AXA Tactical Manager International Portfolio-I	11.4
AXA Tactical Manager 2000 Portfolio-I	11.1
EQ/Intermediate Government Bond Index Portfolio	4.3
AXA Tactical Manager 400 Portfolio-I	2.6

AXA GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class IA commenced operations on September 11, 2009, Class IB and the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,040.90	$0.40
Hypothetical (5% average return before expenses)	1,000.00	1,024.55	0.66
Class IB
Actual	1,000.00	1,158.10	2.56
Hypothetical (5% average return before expenses)	1,000.00	1,022.84	2.40

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.13% and 0.47% respectively, multiplied by the average account value over the period, multiplied by 111/365 for Class IA (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period for the hypothetical example and Class IB.).

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA Tactical Manager 2000 Portfolio-I‡	1,700,690	$21,677,374
AXA Tactical Manager 400 Portfolio-I*‡	399,362	5,140,510
AXA Tactical Manager 500 Portfolio-I‡	7,198,426	90,051,022
AXA Tactical Manager International Portfolio-I‡	1,822,018	22,393,014
EQ/Core Bond Index Portfolio‡	5,158,613	48,418,868
EQ/Intermediate Government Bond Index Portfolio‡	885,799	8,499,226

Total Investments (99.0%) (Cost $192,152,786)		196,180,014
Other Assets Less Liabilities (1.0%)		2,001,481

Net Assets (100%)		$198,181,495

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the period ended December 31, 2009, were as follows:

Securities	Market Value April 30, 2009*	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
AXA Tactical Manager 2000 Portfolio-I	$—	$20,655,334	$—	$21,677,374	$7,618	$—
AXA Tactical Manager 400 Portfolio-I	—	4,864,799	—	5,140,510	—	—
AXA Tactical Manager 500 Portfolio-I	—	86,288,550	—	90,051,022	137,017	—
AXA Tactical Manager International Portfolio-I	—	22,224,116	—	22,393,014	109,654	105,806
EQ/Core Bond Index Portfolio(a)	—	49,492,094	9,687	48,418,868	1,093,597	130
EQ/Equity 500 Index Portfolio	—	6,662,021	6,662,021	—	—	235,008
EQ/Intermediate Government Bond Index Portfolio(b)	—	8,639,318	1,738	8,499,226	98,473	(6)
EQ/International ETF Portfolio	—	3,510,126	3,510,126	—	—	185,750
EQ/Large Cap Growth Index Portfolio	—	3,711,975	3,711,975	—	12	115,025
EQ/Large Cap Value Index Portfolio	—	3,711,963	3,711,963	—	—	153,870
EQ/Mid Cap Index Portfolio	—	863,187	863,187	—	—	39,591
EQ/Small Company Index Portfolio	—	2,905,112	2,905,112	—	—	111,932

	$—	$213,528,595	$21,375,809	$196,180,014	$1,446,371	$947,106

*	The Portfolio commenced operations on April 30, 2009.
(a)	formerly known as EQ/JPMorgan Core Bond Portfolio.
(b)	formerly known as EQ/AllianceBernstein Intermediate Government Securities Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$196,180,014	$—	$196,180,014

Total Assets	$—	$196,180,014	$—	$196,180,014

Total Liabilities	$—	$—	$—	$—

Total	$—	$196,180,014	$—	$196,180,014

The Portfolio held no derivatives contracts during the period ended December 31, 2009.

Investment security transactions for the period ended December 31, 2009 were as follows:

Cost of Purchases:
Investment Companies	$213,528,595
Net Proceeds of Sales and Redemptions:
Investment Companies	$22,215,163

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,229,121
Aggregate gross unrealized depreciation	(1,201,893)

Net unrealized appreciation	$4,027,228

Federal income tax cost of investments	$192,152,786

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $192,152,786)	$196,180,014
Cash	2,783,366
Receivable from Separate Accounts for Trust shares sold	2,177,938

Total assets	201,141,318

LIABILITIES
Payable for securities purchased	2,854,662
Distribution fees payable - Class IB	36,521
Administrative fees payable	16,380
Payable to Separate Accounts for Trust shares redeemed	161
Trustees’ fees payable	58
Accrued expenses	52,041

Total liabilities	2,959,823

NET ASSETS	$198,181,495

Net assets were comprised of:
Paid in capital	$194,155,025
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(758)
Unrealized appreciation (depreciation) on investments	4,027,228

Net assets	$198,181,495

Class IA†
Net asset value, offering and redemption price per share, $1,484,620 / 124,823 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.89

Class IB
Net asset value, offering and redemption price per share, $196,696,875 / 16,525,283 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.90

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2009*

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$1,446,371

EXPENSES
Distribution fees - Class IB	97,004
Administrative fees	82,243
Professional fees	40,513
Investment management fees	39,166
Custodian fees	26,849
Printing and mailing expenses	22,494
Trustees’ fees	265
Miscellaneous	1,842

Gross expenses	310,376
Less: Waiver from investment advisor	(121,409)
Reimbursement from investment advisor	(2,671)

Net expenses	186,296

NET INVESTMENT INCOME (LOSS)	1,260,075

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	839,354
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	107,752

Net realized gain (loss)	947,106
Net change in unrealized appreciation (depreciation) on securities	4,027,228

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,974,334

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,234,409

*	The Portfolio commenced operations on April 30, 2009.

†	Class IA commenced operations on September 11, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

April 30, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,260,075
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	947,106
Net change in unrealized appreciation on investments	4,027,228

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	6,234,409

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA†	(13,392)
Class IB	(1,344,201)

(1,357,593)

Distributions from net realized capital gains
Class IA†	(6,842)
Class IB	(844,383)

(851,225)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,208,818)

CAPITAL SHARES TRANSACTIONS:
Class IA†
Capital shares sold [ 156,859 shares ]	1,844,305
Capital shares issued in reinvestment of dividends and distributions [ 1,701 shares ]	20,234
Capital shares repurchased [ (33,737) shares ]	(401,439)

Total Class IA transactions	1,463,100

Class IB
Capital shares sold [ 16,387,441 shares ]	191,053,214
Capital shares issued in reinvestment of dividends and distributions [ 183,777 shares ]	2,188,584
Capital shares repurchased [ (55,935) shares ]	(648,994)

Total Class IB transactions	192,592,804

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	194,055,904

TOTAL INCREASE (DECREASE) IN NET ASSETS	198,081,495
NET ASSETS:
Beginning of period	100,000

End of period (a)	$198,181,495

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—

* The Portfolio commenced operations on April 30, 2009.
† Class IA commenced operations on September 11, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	September 11, 2009* to December 31, 2009
Net asset value, beginning of period	$11.58

Income (loss) from investment operations:
Net investment income (loss) (x)	0.12	(e)
Net realized and unrealized gain (loss) on investments	0.36

Total from investment operations	0.48

Less distributions:
Dividends from net investment income	(0.11)
Distributions from net realized gains	(0.06)

Total dividends and distributions	(0.17)

Net asset value, end of period	$11.89

Total return (b)	4.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,485
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.13	%(j)
Before waivers and reimbursements (a)(f)	0.43%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	3.21%
Before waivers and reimbursements (a)(f)(x)	2.91%
Portfolio turnover rate	36%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0 .01

Class IB	April 30, 2009* to December 31, 2009
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.25	(e)
Net realized and unrealized gain (loss) on investments	1.80

Total from investment operations	2.05

Less distributions:
Dividends from net investment income	(0.09)
Distributions from net realized gains	(0.06)

Total dividends and distributions	(0.15)

Net asset value, end of period	$11.90

Total return (b)	20.44%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$196,697
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.48	%(j)
Before waivers and reimbursements (a)(f)	0.80%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	3.22%
Before waivers and reimbursements (a)(f)(x)	2.90%
Portfolio turnover rate	36%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.03

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds unless otherwise noted.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.85% for Class IA and 1.10% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	Since Incept.*
Portfolio – IA Shares	28.67%	(8.25)%
Portfolio – IB Shares	28.58	(8.49)
67% S&P 500 Index / 33% MSCI World Composite Index	27.64	(8.21)
* Date of inception 4/30/07 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 28.67% for the year ended December 31, 2009. The Portfolio’s benchmark, 67% S&P 500 Index/33% MSCI World Composite Index, returned 27.64% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2009

•	The Portfolio outperformed its benchmark for the year.

•	The EQ/Mutual Shares Portfolio was the largest detractor from performance, underperforming the S&P 500 for the year.

•	The EQ/Templeton Growth Portfolio slightly outperformed its benchmark, the MSCI World Index, during the year.

•	The EQ/Franklin Income Portfolio was the largest contributor to performance, outperforming the S&P 500 for the year due to the Portfolio’s fixed income holdings.

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the EQ/Franklin Templeton Founding Strategy Portfolio will involve a higher overall cost than if you were to invest directly in their underlying Portfolios.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2009
EQ/Franklin Core Balanced Portfolio	33.4%
EQ/Templeton Global Equity Portfolio	33.3
EQ/Mutual Large Cap Equity Portfolio	33.3

EQ/FRANKLIN TEMPLETON ALLOCATION (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,208.70	$0.84
Hypothetical (5% average return before expenses)	1,000.00	1,024.45	0.77
Class IB
Actual	1,000.00	1,207.60	2.23
Hypothetical (5% average return before expenses)	1,000.00	1,023.19	2.04

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios 0.15% and 0.40% ,respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/Franklin Core Balanced Portfolio‡	58,402,793	$463,491,009
EQ/Mutual Large Cap Equity Portfolio‡	57,679,092	462,875,838
EQ/Templeton Global Equity Portfolio‡	57,086,701	462,984,290

Total Investments (100.0%) (Cost $1,626,362,600)		1,389,351,137
Other Assets Less Liabilities (0.0%)		(181,985)

Net Assets (100%)		$1,389,169,152

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the year ended December 31, 2009, were as follows:

Securities	Market Value December 31, 2008	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
EQ/Franklin Core Balanced Portfolio(a)	$363,212,608	$57,148,564	$69,560,676	$463,491,009	$24,253,595	$(23,630,143)
EQ/Mutual Large Cap Equity Portfolio(b)	339,071,820	49,806,203	31,408,282	462,875,838	1,911,233	(12,477,748)
EQ/Templeton Global Equity Portfolio(c)	327,797,540	52,109,056	30,863,490	462,984,290	7,213,100	(11,932,389)

	$1,030,081,968	$159,063,823	$131,832,448	$1,389,351,137	$33,377,928	$(48,040,280)

(a)	formerly known as EQ/Franklin Income Portfolio and EQ/AXA Franklin Income Core Portfolio
(b)	formerly known as EQ/Mutual Shares Portfolio and EQ/AXA Mutual Shares Core Portfolio
(c)	formerly known as EQ/Templeton Growth Portfolio and EQ/AXA Templeton Growth Core Portfolio

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,389,351,137	$—	$1,389,351,137

Total Assets	$—	$1,389,351,137	$—	$1,389,351,137

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,389,351,137	$—	$1,389,351,137

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Investment Companies	$ 159,063,823
Net Proceeds of Sales and Redemptions:
Investment Companies	$ 83,792,168

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(237,011,463)

Net unrealized depreciation	$(237,011,463)

Federal income tax cost of investments	$1,626,362,600

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,626,362,600)	$1,389,351,137
Receivable from Separate Accounts for Trust shares sold	495,436
Receivable for securities sold	193,225

Total assets	1,390,039,798

LIABILITIES
Overdraft payable	195,534
Distribution fees payable - Class IB	293,605
Administrative fees payable	138,172
Payable to Separate Accounts for Trust shares redeemed	20,267
Trustees’ fees payable	888
Accrued expenses	222,180

Total liabilities	870,646

NET ASSETS	$1,389,169,152

Net assets were comprised of:
Paid in capital	$1,681,073,953
Accumulated undistributed net investment income (loss)	10
Accumulated undistributed net realized gain (loss) on investments	(54,893,348)
Unrealized appreciation (depreciation) on investments	(237,011,463)

Net assets	$1,389,169,152

Class IA
Net asset value, offering and redemption price per share, $81,250 / 11,290 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.20

Class IB
Net asset value, offering and redemption price per share, $1,389,087,902 / 193,052,330 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.20

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$33,377,928

EXPENSES
Distribution fees - Class IB	2,956,995
Administrative fees	1,809,306
Investment management fees	591,450
Printing and mailing expenses	325,547
Professional fees	47,420
Trustees’ fees	29,227
Custodian fees	5,000
Miscellaneous	35,125

Gross expenses	5,800,070
Less: Waiver from investment advisor	(1,559,251)

Net expenses	4,240,819

NET INVESTMENT INCOME (LOSS)	29,137,109

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities (All realized gain (loss) from affiliates)	(48,040,280)
Net change in unrealized appreciation (depreciation) on securities	332,037,794

NET REALIZED AND UNREALIZED GAIN (LOSS)	283,997,514

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$313,134,623

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$29,137,109	$53,178,213
Net realized gain (loss) on investments	(48,040,280)	(6,853,069)
Net change in unrealized appreciation (depreciation) on investments	332,037,794	(539,970,670)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	313,134,623	(493,645,526)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,870)	(3,390)
Class IB	(29,153,152)	(53,194,009)

	(29,155,022)	(53,197,399)

Distributions from net realized capital gains
Class IA	—	— #
Class IB	—	(2,156)

	—	(2,156)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(29,155,022)	(53,199,555)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 208 and 10,260 shares, respectively ]	1,500	22,087
Capital shares issued in reinvestment of dividends and distributions [ 260 and 616 shares, respectively ]	1,870	3,390
Capital shares repurchased [ 0 and (10,216) shares, respectively ]	—	(94,095)

Total Class IA transactions	3,370	(68,618)

Class IB
Capital shares sold [ 27,618,989 and 94,037,623 shares, respectively ]	162,277,796	773,194,279
Capital shares issued in reinvestment of dividends and distributions [ 4,057,835 and 9,667,431 shares, respectively ]	29,153,152	53,196,165
Capital shares repurchased [ (18,604,107) and (9,855,893) shares, respectively ]	(116,004,808)	(75,444,549)

Total Class IB transactions	75,426,140	750,945,895

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	75,429,510	750,877,277

TOTAL INCREASE (DECREASE) IN NET ASSETS	359,409,111	204,032,196
NET ASSETS:
Beginning of year	1,029,760,041	825,727,845

End of year (a)	$1,389,169,152	$1,029,760,041

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$10	$(224)

# Amount is less than $0.50.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009		2008		April 30, 2007* to December 31, 2007
Net asset value, beginning of period	$5.73		$9.59		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.17	(e)	0.33	(e)	0.14	(e)
Net realized and unrealized gain (loss) on investments	1.47		(3.86)		(0.40)

Total from investment operations	1.64		(3.53)		(0.26)

Less distributions:
Dividends from net investment income	(0.17)		(0.33)		(0.15)
Distributions from net realized gains	—		—	#	—	#

Total dividends and distributions	(0.17)		(0.33)		(0.15)

Net asset value, end of period	$7.20		$5.73		$9.59

Total return (b)	28.67%		(36.65)%		(2.54)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$81		$62		$97
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.11	%(gg)	—	%(gg)	—	%(gg)
Before waivers and reimbursements (a)(f)	0.24%		0.24%		0.27	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	2.71%		4.11%		2.12%
Before waivers and reimbursements (a)(f)(x)	2.58%		3.86%		(8.52)%
Portfolio turnover rate	7%		1%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01		$0.02		$0.71

	Year Ended December 31,
Class IB	2009		2008		April 30, 2007* to December 31, 2007
Net asset value, beginning of period	$5.72		$9.59		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.15	(e)	0.40	(e)	0.27	(e)
Net realized and unrealized gain (loss) on investments	1.48		(3.95)		(0.54)

Total from investment operations	1.63		(3.55)		(0.27)

Less distributions:
Dividends from net investment income	(0.15)		(0.32)		(0.14)
Distributions from net realized gains	—		—	#	—	#

Total dividends and distributions	(0.15)		(0.32)		(0.14)

Net asset value, end of period	$7.20		$5.72		$9.59

Total return (b)	28.58%		(36.92)%		(2.71)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,389,088		$1,029,698		$825,630
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.36	%(gg)	0.25	%(gg)	0.25	%(gg)
Before waivers and reimbursements (a)(f)	0.49%		0.49%		0.52	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	2.46%		5.08%		4.05%
Before waivers and reimbursements (a)(f)(x)	2.33%		4.83%		3.78%
Portfolio turnover rate	7%		1%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01		$0.02		$0.02

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds unless otherwise noted.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the portfolio invests.
(gg)	Effective May 1, 2007 through May 1, 2009, the Manager voluntarily waived management and administration fees and reimbursed all other expenses (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses).

See Notes to Financial Statements.

EQ/INTERNATIONAL ETF PORTFOLIO (Unaudited)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	Since Incept.*
Portfolio – IA Shares	24.04%	(3.73)%
Portfolio – IB Shares	23.52	(3.99)
MSCI EAFE Index	31.78	(2.16)
* Date of inception 8/25/06 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 24.04% for the year ended December 31, 2009. The Portfolio’s benchmark, the MSCI EAFE Index, returned 31.78% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying Portfolio allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying Exchange Traded Portfolios (“ETFs”) and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2009

•	The Portfolio underperformed its benchmark for the year.

•	The Portfolio’s exposure to Japan detracted from performance for the year with the iShares MSCI Japan Index ETF underperforming the Portfolio’s benchmark.

•	An overweight position in Australia added value to the Portfolio for the year.

•	Exposure to Germany also detracted from performance.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2009
iShares MSCI EAFE Index Fund	51.7%
iShares S&P Europe 350 Index Fund	13.0
iShares MSCI Japan Index Fund	8.1
iShares MSCI United Kingdom Index Fund	4.6
iShares MSCI EAFE Growth Index Fund	4.1
iShares MSCI EAFE Value Index Fund	4.1
iShares MSCI Pacific ex-Japan Index Fund	3.5
iShares MSCI Germany Index Fund	1.9
iShares MSCI France Index Fund	1.9
iShares MSCI Switzerland Index Fund	1.4
iShares MSCI Australia Index Fund	1.3
iShares MSCI Spain Index Fund	0.9
SPDR DJ EURO Stoxx 50 Fund	0.8
iShares MSCI Sweden Index Fund	0.8
iShares MSCI Italy Index Fund	0.5
iShares MSCI Netherlands Investable Market Index Fund	0.4
iShares MSCI Singapore Index Fund	0.4
iShares MSCI Hong Kong Index Fund	0.4
iShares MSCI Belgium Investable Market Index Fund	0.1
iShares MSCI Austria Investable Market Index Fund	0.1

EQ/INTERNATIONAL ETF PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,211.80	$2.51
Hypothetical (5% average return before expenses)	1,000.00	1,022.94	2.29
Class IB
Actual	1,000.00	1,208.60	4.18
Hypothetical (5% average return before expenses)	1,000.00	1,021.42	3.82

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.45% and 0.75%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
iShares MSCI Australia Index Fund	181,418	$4,143,587
iShares MSCI Austria Investable Market Index Fund	7,741	151,878
iShares MSCI Belgium Investable Market Index Fund	29,239	373,090
iShares MSCI EAFE Growth Index Fund	229,309	12,639,512
iShares MSCI EAFE Index Fund	2,919,241	161,434,027
iShares MSCI EAFE Value Index Fund	250,710	12,620,741
iShares MSCI France Index Fund	231,606	5,987,015
iShares MSCI Germany Index Fund	269,823	6,054,828
iShares MSCI Hong Kong Index Fund	74,164	1,161,408
iShares MSCI Italy Index Fund	75,680	1,476,517
iShares MSCI Japan Index Fund	2,606,432	25,386,648
iShares MSCI Netherlands Investable Market Index Fund	66,764	1,366,018
iShares MSCI Pacific ex-Japan Index Fund	264,356	10,936,408
iShares MSCI Singapore Index Fund	108,214	1,242,297
iShares MSCI Spain Index Fund	57,132	2,743,479
iShares MSCI Sweden Index Fund	105,284	2,474,174
iShares MSCI Switzerland Index Fund	200,633	4,466,090
iShares MSCI United Kingdom Index Fund	890,400	14,424,480
iShares S&P Europe 350 Index Fund	1,041,734	40,585,957
SPDR DJ EURO Stoxx 50 Fund	60,160	2,495,437

Total Investment Companies (99.4%) (Cost $226,204,477)		312,163,591

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.6%)
JPMorgan Chase Nassau
0.000%, 1/4/10
(Amortized Cost $1,837,374)	$1,837,374	1,837,374

Total Investments (100.0%) (Cost/Amortized Cost $228,041,851)		314,000,965
Other Assets Less Liabilities (0.0%)		(95,749)

Net Assets (100%)		$313,905,216

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$312,163,591	$—	$—	$312,163,591
Short-Term Investments	—	1,837,374	—	1,837,374

Total Assets	$312,163,591	$1,837,374	$—	$314,000,965

Total Liabilities	$—	$—	$—	$—

Total	$312,163,591	$1,837,374	$—	$314,000,965

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Investment Companies	$1,211,264,345
Net Proceeds of Sales and Redemptions:
Investment Companies	$90,016,151

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$85,959,114
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$85,959,114

Federal income tax cost of investments	$228,041,851

The Portfolio utilized net capital loss carryforward of $47,663 during 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $228,041,851)	$314,000,965
Receivable from Separate Accounts for Trust shares sold	65,839

Total assets	314,066,804

LIABILITIES
Investment management fees payable	41,645
Payable to Separate Accounts for Trust shares redeemed	39,951
Administrative fees payable	29,913
Distribution fees payable - Class IB	210
Trustees’ fees payable	140
Accrued expenses	49,729

Total liabilities	161,588

NET ASSETS	$313,905,216

Net assets were comprised of:
Paid in capital	$227,754,172
Accumulated undistributed net investment income (loss)	1
Accumulated undistributed net realized gain (loss) on investments	191,929
Unrealized appreciation (depreciation) on investments	85,959,114

Net assets	$313,905,216

Class IA
Net asset value, offering and redemption price per share, $312,917,913 / 45,185,427 shares outstanding (unlimited amount authorized: $0.01 par value)	$6 .93

Class IB
Net asset value, offering and redemption price per share, $987,303 / 142,445 shares outstanding (unlimited amount authorized: $0.01 par value)	$6 .93

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends	$29,436,070

EXPENSES
Investment management fees	3,139,184
Administrative fees	832,856
Printing and mailing expenses	263,666
Professional fees	41,651
Custodian fees	24,000
Trustees’ fees	19,365
Distribution fees - Class IB	2,090
Miscellaneous	29,060

Gross expenses	4,351,872
Less: Waiver from investment advisor	(996,480)

Net expenses	3,355,392

NET INVESTMENT INCOME (LOSS)	26,080,678

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	455,951,427
Net change in unrealized appreciation (depreciation) on securities	104,397,807

NET REALIZED AND UNREALIZED GAIN (LOSS)	560,349,234

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$586,429,912

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$26,080,678	$1,166,909
Net realized gain (loss) on investments	455,951,427	(504,635)
Net change in unrealized appreciation (depreciation) on investments	104,397,807	(19,120,776)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	586,429,912	(18,458,502)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(26,255,473)	(1,241,274)
Class IB	(80,527)	(23,758)

	(26,336,000)	(1,265,032)

Distributions from net realized capital gains
Class IA	(10,203,172)	(3,773)
Class IB	(32,297)	(168)

	(10,235,469)	(3,941)

Return of capital
Class IA	—	(962,731)
Class IB	—	(50,883)

	—	(1,013,614)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(36,571,469)	(2,282,587)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 221,618,827 and 4,054,283 shares, respectively ]	1,139,377,769	41,307,061
Capital shares issued in reinvestment of dividends and distributions [ 5,363,749 and 341,506 shares, respectively ]	36,458,645	2,207,778
Capital shares repurchased [ (186,579,226) and (586,845) shares, respectively ]	(1,443,033,153)	(4,894,564)

Total Class IA transactions	(267,196,739)	38,620,275

Class IB
Capital shares issued in reinvestment of dividends and distributions [ 16,582 and 11,503 shares, respectively ]	112,824	74,809
Capital shares repurchased [ 0 and (40,980) shares, respectively ]	—	(250,000)

Total Class IB transactions	112,824	(175,191)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(267,083,915)	38,445,084

TOTAL INCREASE (DECREASE) IN NET ASSETS	282,774,528	17,703,995
NET ASSETS:
Beginning of year	31,130,688	13,426,693

End of year (a)	$313,905,216	$31,130,688

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1	$(11)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009		2008		2007		August 25, 2006* to December 31, 2006
Net asset value, beginning of period	$6.34		$11.90		$10.99		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.22	(e)	0.38	(e)	0.42	(e)	0.24	(e)
Net realized and unrealized gain (loss) on investments	1.29		(5.44)		0.78		0.91

Total from investment operations	1.51		(5.06)		1.20		1.15

Less distributions:
Dividends from net investment income	(0.66)		(0.17)		(0.22)		(0.16)
Distributions from net realized gains	(0.26)		—	#	(0.07)		—
Return of capital	—		(0.33)		—		—

Total dividends and distributions	(0.92)		(0.50)		(0.29)		(0.16)

Net asset value, end of period	$6.93		$6.34		$11.90		$10.99

Total return (b)	24.04%		(42.62)%		10.93%		11.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$312,918		$30,332		$11,578		$3,339
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.43%		0.40%		0.40%		0.40%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.43%		0.26%		0.33%		0.10	%(c)
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.55%		0.87%		1.50%		4.93	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	3.32%		4.12%		3.40%		6.34%
After waivers, reimbursements and fees paid indirectly (a)(f)(x)	3.32%		4.26%		3.47%		6.60%
Before waivers, reimbursements and fees paid indirectly (a)(f)(x)	3.19%		3.65%		2.30%		1.79%
Portfolio turnover rate	12%		18%		8%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01		$0.04		$0.13		$0.17

	Year Ended December 31,
Class IB	2009		2008		2007		August 25, 2006* to December 31, 2006
Net asset value, beginning of period	$6.35		$11.90		$10.99		$10.00

Income (loss) from investment operations:
Net investment income (loss) (x)	0.15	(e)	0.27	(e)	0.22	(e)	0.20	(e)
Net realized and unrealized gain (loss) on investments	1.33		(5.34)		0.94		0.94

Total from investment operations	1.48		(5.07)		1 .16		1.14

Less distributions:
Dividends from net investment income	(0.64)		(0.15)		(0.18)		(0.15)
Distributions from net realized gains	(0.26)		—	#	(0.07)		—
Return of capital	—		(0.33)		—		—

Total dividends and distributions	(0.90)		(0.48)		(0.25)		(0.15)

Net asset value, end of period	$6.93		$6.35		$11.90		$10.99

Total return (b)	23.52%		(42.68)%		10.63%		11.40%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$987		$799		$1,849		$1,671
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.68	%(c)	0.65%		0.65%		0.65%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.68	%(c)	0.51	%(c)	0.58%		0.35	%(c)
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.80	%(c)	1.12	%(c)	1.75	%(c)	5.18	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)(x)	2.22%		2.68%		1.81%		5.14%
After waivers, reimbursements and fees paid indirectly (a)(f)(x)	2.22%		2.82%		1.88%		5.52%
Before waivers, reimbursements and fees paid indirectly (a)(f)(x)	2.05%		2.14%		0.63%		0.55%
Portfolio turnover rate	12%		18%		8%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0 .01		$0.05		$0.14		$0.17

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds unless otherwise noted.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

AXA TACTICAL MANAGER 500 PORTFOLIO-I (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Life Insurance Company

➢	BlackRock Investment Management LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/09
Since Incept.**
Portfolio – IA Shares	25.32%
Portfolio – IB Shares*	25.13
S&P 500 Index	26.44

*   Date of inception 10/29/09. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/27/09

    Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 25.32% for the period May 27, 2009 through December 31, 2009. The Portfolio’s benchmark, the S&P 500 Index, returned 26.44% over the same period.

Investment Objective

The Portfolio seeks a total return that is comparable to that of the Standard & Poor’s 500 Composite Stock Price Index by investing in a combination of long and short positions based on securities included in the S&P 500.

The Investment Strategy

The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of large-capitalization companies and tactically manages volatility using a futures and options strategy that manages the Portfolio’s equity exposure.

Portfolio Highlights

For the period ended December 31, 2009

After plunging early in the year following the 2008 crash, U.S. and global equities came back in force in 2009. The S&P 500 Index climbed 65% from its March nadir, amid gradually growing investor confidence that the worst of the global financial crisis was over and that an economic and corporate-profit recovery was under way. Despite a sharp first-quarter decline, the broad market finished 2009 up 26.5%, including a 6.0% gain in the fourth quarter. All sectors rose for the year, with economically sensitive technology, industrial resources and consumer cyclicals sectors posting huge gains, and housing-related and defensive sectors trailing far behind. Cyclically sensitive sectors led in the fourth quarter, too. Despite outperforming in the second and third quarters, the financials sector was the only decliner in the fourth quarter due to concerns about credit growth, and it lagged for the full year.

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	13.3%
Financials	9.7
Health Care	8.5
Energy	7.7
Consumer Staples	7.6
Industrials	6.9
Consumer Discretionary	6.5
Utilities	2.5
Materials	2.4
Telecommunication Services	2.1
Exchange Traded Funds	0.0 #
Cash and Other	32.8

100.0%

# Less than 0.1%.

AXA TACTICAL MANAGER 500 PORTFOLIO-I (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class IB commenced operations on October 29, 2009, Class IA and the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/09	Expenses Paid During Period* Ended 12/31/09
Class IA
Actual	$1,000.00	$1,217.80	$3.91
Hypothetical (5% average return before expenses)	1,000.00	1,021.68	3.57
Class IB†
Actual	1,000.00	1,047.30	1.52
Hypothetical (5% average return before expenses)	1,000.00	1,020.87	4.38

†Class IB commenced operations on October 29, 2009.

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.86%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period for the hypothetical example and Class IA) and multiplied by 63/365 (to reflect the actual days in the period for Class IB.).

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (6.5%)
Auto Components (0.2%)
Goodyear Tire & Rubber Co.*	3,987	$56,217
Johnson Controls, Inc.	10,304	280,681

		336,898

Automobiles (0.3%)
Ford Motor Co.*	50,464	504,640
Harley-Davidson, Inc.	3,787	95,432

		600,072

Distributors (0.0%)
Genuine Parts Co.	2,307	87,574

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	2,002	121,281
DeVry, Inc.	961	54,518
H&R Block, Inc.	5,458	123,460

		299,259

Hotels, Restaurants & Leisure (1.0%)
Carnival Corp.*	6,756	214,098
Darden Restaurants, Inc.	2,367	83,011
International Game Technology	4,844	90,922
Marriott International, Inc., Class A	4,138	112,760
McDonald’s Corp.	16,626	1,038,127
Starbucks Corp.*	11,626	268,096
Starwood Hotels & Resorts Worldwide, Inc.	3,025	110,624
Wyndham Worldwide Corp.	2,703	54,520
Wynn Resorts Ltd.	1,140	66,382
Yum! Brands, Inc.	7,397	258,673

		2,297,213

Household Durables (0.2%)
Black & Decker Corp.	997	64,635
D.R. Horton, Inc.	4,538	49,328
Fortune Brands, Inc.	2,198	94,954
Harman International Industries, Inc.	1,004	35,421
Leggett & Platt, Inc.	2,167	44,207
Lennar Corp., Class A	2,589	33,061
Newell Rubbermaid, Inc.	4,513	67,740
Pulte Homes, Inc.*	4,667	46,670
Whirlpool Corp.	1,198	96,631

		532,647

Internet & Catalog Retail (0.4%)
Amazon.com, Inc.*	5,135	690,760
Expedia, Inc.*	3,068	78,878
priceline.com, Inc.*	699	152,732

		922,370

Leisure Equipment & Products (0.1%)
Eastman Kodak Co.*	4,972	20,982
Hasbro, Inc.	2,130	68,288
Mattel, Inc.	5,472	109,330

		198,600

	Number of Shares	Value (Note 1)

Media (2.0%)
CBS Corp., Class B	10,269	$144,279
Comcast Corp., Class A	43,993	741,722
DIRECTV, Class A*	14,547	485,142
Gannett Co., Inc.	3,965	58,880
Interpublic Group of Cos., Inc.*	6,941	51,225
McGraw-Hill Cos., Inc.	5,007	167,785
Meredith Corp.	571	17,615
New York Times Co., Class A*	1,413	17,465
News Corp., Class A	34,792	476,302
Omnicom Group, Inc.	4,719	184,749
Scripps Networks Interactive, Inc., Class A	1,218	50,547
Time Warner Cable, Inc.	5,357	221,726
Time Warner, Inc.	18,170	529,474
Viacom, Inc., Class B*	9,364	278,392
Walt Disney Co.	29,848	962,598
Washington Post Co., Class B	83	36,487

		4,424,388

Multiline Retail (0.6%)
Big Lots, Inc.*	1,351	39,152
Family Dollar Stores, Inc.	2,364	65,790
J.C. Penney Co., Inc.	3,640	96,860
Kohl’s Corp.*	4,607	248,456
Macy’s, Inc.	6,674	111,856
Nordstrom, Inc.	2,518	94,627
Sears Holdings Corp.*	711	59,333
Target Corp.	11,440	553,353

		1,269,427

Specialty Retail (1.3%)
Abercrombie & Fitch Co., Class A	1,351	47,082
AutoNation, Inc.*	1,510	28,917
AutoZone, Inc.*	508	80,300
Bed Bath & Beyond, Inc.*	4,235	163,598
Best Buy Co., Inc.	5,120	202,035
GameStop Corp., Class A*	2,644	58,009
Gap, Inc.	7,523	157,607
Home Depot, Inc.	26,195	757,821
Limited Brands, Inc.	4,377	84,213
Lowe’s Cos., Inc.	22,400	523,936
Office Depot, Inc.*	3,990	25,736
O’Reilly Automotive, Inc.*	2,252	85,846
RadioShack Corp.	2,143	41,789
Ross Stores, Inc.	1,791	76,494
Sherwin-Williams Co.	1,590	98,023
Staples, Inc.	11,354	279,195
Tiffany & Co.	2,015	86,645
TJX Cos., Inc.	6,637	242,582

		3,039,828

Textiles, Apparel & Luxury Goods (0.3%)
Coach, Inc.	5,045	184,294
NIKE, Inc., Class B	5,955	393,447
Polo Ralph Lauren Corp.	800	64,784
VF Corp.	1,263	92,502

		735,027

Total Consumer Discretionary		14,743,303

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Consumer Staples (7.6%)
Beverages (1.8%)
Brown-Forman Corp., Class B	1,679	$89,944
Coca-Cola Co.	35,702	2,035,014
Coca-Cola Enterprises, Inc.	4,703	99,704
Constellation Brands, Inc., Class A*	2,817	44,875
Dr. Pepper Snapple Group, Inc.	3,814	107,936
Molson Coors Brewing Co., Class B	2,271	102,558
Pepsi Bottling Group, Inc.	2,036	76,350
PepsiCo, Inc.	24,168	1,469,414

		4,025,795

Food & Staples Retailing (1.8%)
Costco Wholesale Corp.	6,854	405,551
CVS Caremark Corp.	21,742	700,310
Kroger Co.	9,649	198,094
Safeway, Inc.	6,597	140,450
SUPERVALU, Inc.	3,505	44,549
Sysco Corp.	9,380	262,077
Walgreen Co.	15,049	552,599
Wal-Mart Stores, Inc.	32,882	1,757,543
Whole Foods Market, Inc.*	2,342	64,288

		4,125,461

Food Products (1.1%)
Archer-Daniels-Midland Co.	10,132	317,233
Campbell Soup Co.	3,163	106,909
ConAgra Foods, Inc.	7,181	165,522
Dean Foods Co.*	3,073	55,437
General Mills, Inc.	5,081	359,785
H.J. Heinz Co.	5,054	216,109
Hershey Co.	2,459	88,008
Hormel Foods Corp.	937	36,028
J.M. Smucker Co.	1,769	109,236
Kellogg Co.	3,855	205,086
Kraft Foods, Inc., Class A	22,769	618,861
McCormick & Co., Inc. (Non-Voting)	1,801	65,070
Sara Lee Corp.	11,259	137,135
Tyson Foods, Inc., Class A	4,522	55,485

		2,535,904

Household Products (1.7%)
Clorox Co.	2,284	139,324
Colgate-Palmolive Co.	7,658	629,105
Kimberly-Clark Corp.	6,517	415,198
Procter & Gamble Co.	45,024	2,729,805

		3,913,432

Personal Products (0.2%)
Avon Products, Inc.	6,488	204,372
Estee Lauder Cos., Inc., Class A	1,726	83,470
Mead Johnson Nutrition Co., Class A	3,026	132,236

		420,078

Tobacco (1.0%)
Altria Group, Inc.	31,928	626,747
Lorillard, Inc.	2,581	207,073

	Number of Shares	Value (Note 1)

Philip Morris International, Inc.	29,354	$1,414,569
Reynolds American, Inc.	2,507	132,796

		2,381,185

Total Consumer Staples		17,401,855

Energy (7.7%)
Energy Equipment & Services (1.2%)
Baker Hughes, Inc.	4,758	192,604
BJ Services Co.	4,395	81,747
Cameron International Corp.*	3,685	154,033
Diamond Offshore Drilling, Inc.	1,158	113,970
FMC Technologies, Inc.*	1,810	104,690
Halliburton Co.	13,667	411,240
Nabors Industries Ltd.*	4,473	97,914
National Oilwell Varco, Inc.	6,459	284,777
Rowan Cos., Inc.*	1,983	44,895
Schlumberger Ltd.	18,506	1,204,556
Smith International, Inc.	3,957	107,512

		2,797,938

Oil, Gas & Consumable Fuels (6.5%)
Anadarko Petroleum Corp.	7,470	466,277
Apache Corp.	5,099	526,064
Cabot Oil & Gas Corp.	1,627	70,921
Chesapeake Energy Corp.	9,766	252,744
Chevron Corp.	30,910	2,379,761
ConocoPhillips	22,867	1,167,818
Consol Energy, Inc.	2,905	144,669
Denbury Resources, Inc.*	3,666	54,257
Devon Energy Corp.	6,728	494,508
El Paso Corp.	11,381	111,875
EOG Resources, Inc.	3,798	369,545
Exxon Mobil Corp.	73,260	4,995,599
Hess Corp.	4,427	267,834
Marathon Oil Corp.	10,797	337,082
Massey Energy Co.	1,344	56,461
Murphy Oil Corp.	3,067	166,231
Noble Energy, Inc.	2,776	197,707
Occidental Petroleum Corp.	12,512	1,017,851
Peabody Energy Corp.	4,239	191,645
Pioneer Natural Resources Co.	1,893	91,186
Range Resources Corp.	2,457	122,482
Southwestern Energy Co.*	5,175	249,435
Spectra Energy Corp.	9,839	201,798
Sunoco, Inc.	1,986	51,835
Tesoro Corp.	2,477	33,563
Valero Energy Corp.	8,822	147,769
Williams Cos., Inc.	9,315	196,360
XTO Energy, Inc.	9,052	421,190

		14,784,467

Total Energy		17,582,405

Financials (9.7%)
Capital Markets (1.9%)
Ameriprise Financial, Inc.	3,959	153,688
Bank of New York Mellon Corp.	18,295	511,711
Charles Schwab Corp.	14,950	281,359
E*TRADE Financial Corp.*	25,923	45,365
Federated Investors, Inc., Class B	1,095	30,113
Franklin Resources, Inc.	2,246	236,616

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Goldman Sachs Group, Inc.	7,920	$1,337,213
Invesco Ltd.	6,508	152,873
Janus Capital Group, Inc.	2,581	34,714
Legg Mason, Inc.	2,612	78,778
Morgan Stanley	20,765	614,644
Northern Trust Corp.	3,872	202,893
State Street Corp.	7,721	336,172
T. Rowe Price Group, Inc.	3,970	211,403

		4,227,542

Commercial Banks (1.9%)
BB&T Corp.	10,436	264,761
Comerica, Inc.	2,451	72,476
Fifth Third Bancorp	12,590	122,753
First Horizon National Corp.*	3,208	42,987
Huntington Bancshares, Inc./Ohio	11,447	41,782
KeyCorp	13,506	74,958
M&T Bank Corp.	1,155	77,258
Marshall & Ilsley Corp.	7,981	43,496
PNC Financial Services Group, Inc.	7,106	375,126
Regions Financial Corp.	19,028	100,658
SunTrust Banks, Inc.	7,915	160,595
U.S. Bancorp	29,462	663,190
Wells Fargo & Co.	78,755	2,125,598
Zions Bancorp.	2,140	27,456

		4,193,094

Consumer Finance (0.5%)
American Express Co.	18,321	742,367
Capital One Financial Corp.	6,847	262,514
Discover Financial Services	8,654	127,300
SLM Corp.*	6,909	77,865

		1,210,046

Diversified Financial Services (2.9%)
Bank of America Corp.	153,127	2,306,093
Citigroup, Inc.	300,479	994,585
CME Group, Inc.	1,037	348,380
IntercontinentalExchange, Inc.*	1,169	131,279
JPMorgan Chase & Co.	60,726	2,530,452
Leucadia National Corp.*	2,820	67,088
Moody’s Corp.	3,191	85,519
NASDAQ OMX Group, Inc.*	2,057	40,770
NYSE Euronext	3,974	100,542

		6,604,708

Insurance (1.6%)
Aflac, Inc.	7,118	329,207
Allstate Corp.	8,172	245,487
American International Group, Inc.*	1,963	58,851
Aon Corp.	4,353	166,894
Assurant, Inc.	1,733	51,089
Chubb Corp.	5,437	267,392
Cincinnati Financial Corp.	2,352	61,716
Genworth Financial, Inc., Class A*	7,638	86,691
Hartford Financial Services Group, Inc.	6,110	142,119
Lincoln National Corp.	4,846	120,568
Loews Corp.	5,587	203,087

	Number of Shares	Value (Note 1)

Marsh & McLennan Cos., Inc.	8,345	$184,258
MetLife, Inc.	12,427	439,294
Principal Financial Group, Inc.	4,807	115,560
Progressive Corp.*	10,322	185,693
Prudential Financial, Inc.	7,117	354,142
Torchmark Corp.	1,128	49,576
Travelers Cos., Inc.	8,251	411,395
Unum Group	4,927	96,175
XL Capital Ltd., Class A	5,515	101,090

		3,670,284

Real Estate Investment Trusts (REITs) (0.8%)
Apartment Investment & Management Co. (REIT), Class A	2,110	33,591
AvalonBay Communities, Inc. (REIT)	1,260	103,459
Boston Properties, Inc. (REIT)	2,255	151,243
Equity Residential (REIT)	4,377	147,855
HCP, Inc. (REIT)	4,292	131,078
Health Care REIT, Inc. (REIT)	2,021	89,571
Host Hotels & Resorts, Inc. (REIT)*	9,191	107,256
Kimco Realty Corp. (REIT)	5,953	80,544
Plum Creek Timber Co., Inc. (REIT)	2,677	101,083
ProLogis (REIT)	6,947	95,104
Public Storage (REIT)	1,997	162,656
Simon Property Group, Inc. (REIT)	4,302	343,300
Ventas, Inc. (REIT)	2,475	108,256
Vornado Realty Trust (REIT)	2,311	161,624

		1,816,620

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*	3,796	51,512

Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	7,848	107,753
People’s United Financial, Inc.	5,751	96,042

		203,795

Total Financials		21,977,601

Health Care (8.5%)
Biotechnology (1.1%)
Amgen, Inc.*	15,594	882,153
Biogen Idec, Inc.*	4,405	235,667
Celgene Corp.*	6,965	387,811
Cephalon, Inc.*	1,233	76,952
Genzyme Corp.*	4,222	206,920
Gilead Sciences, Inc.*	13,687	592,373

		2,381,876

Health Care Equipment & Supplies (1.3%)
Baxter International, Inc.	9,156	537,274
Becton, Dickinson and Co.	3,756	296,198
Boston Scientific Corp.*	23,801	214,209
C.R. Bard, Inc.	1,588	123,705
CareFusion Corp.*	2,730	68,277
DENTSPLY International, Inc.	2,124	74,701
Hospira, Inc.*	2,363	120,513

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Intuitive Surgical, Inc.*	574	$174,106
Medtronic, Inc.	17,057	750,167
St. Jude Medical, Inc.*	5,321	195,707
Stryker Corp.	4,202	211,655
Varian Medical Systems, Inc.*	1,807	84,658
Zimmer Holdings, Inc.*	3,392	200,501

		3,051,671

Health Care Providers & Services (1.5%)
Aetna, Inc.	6,878	218,033
AmerisourceBergen Corp.	4,693	122,346
Cardinal Health, Inc.	5,733	184,832
CIGNA Corp.	4,339	153,037
Coventry Health Care, Inc.*	2,478	60,191
DaVita, Inc.*	1,661	97,567
Express Scripts, Inc.*	4,158	359,459
Humana, Inc.*	2,754	120,873
Laboratory Corp. of America Holdings*	1,740	130,222
McKesson Corp.	4,233	264,562
Medco Health Solutions, Inc.*	7,371	471,081
Patterson Cos., Inc.*	1,194	33,408
Quest Diagnostics, Inc.	2,456	148,293
Tenet Healthcare Corp.*	6,057	32,647
UnitedHealth Group, Inc.	17,851	544,098
WellPoint, Inc.*	7,057	411,353

		3,352,002

Health Care Technology (0.0%)
IMS Health, Inc.	2,647	55,746

Life Sciences Tools & Services (0.3%)
Life Technologies Corp.*	2,879	150,370
Millipore Corp.*	755	54,624
PerkinElmer, Inc.	1,615	33,253
Thermo Fisher Scientific, Inc.*	6,428	306,552
Waters Corp.*	1,420	87,983

		632,782

Pharmaceuticals (4.3%)
Abbott Laboratories, Inc.	23,837	1,286,960
Allergan, Inc.	4,759	299,864
Bristol-Myers Squibb Co.	26,523	669,706
Eli Lilly and Co.	15,370	548,863
Forest Laboratories, Inc.*	4,548	146,036
Johnson & Johnson	42,513	2,738,262
King Pharmaceuticals, Inc.*	3,458	42,430
Merck & Co., Inc.	47,058	1,719,499
Mylan, Inc.*	4,997	92,095
Pfizer, Inc.	124,348	2,261,890
Watson Pharmaceuticals, Inc.*	1,645	65,158

		9,870,763

Total Health Care		19,344,840

Industrials (6.9%)
Aerospace & Defense (1.9%)
Boeing Co.	11,203	606,418
General Dynamics Corp.	5,928	404,112
Goodrich Corp.	2,013	129,335
Honeywell International, Inc.	11,559	453,113
ITT Corp.	2,817	140,117

	Number of Shares	Value (Note 1)

L-3 Communications Holdings, Inc.	1,880	$163,466
Lockheed Martin Corp.	4,828	363,790
Northrop Grumman Corp.	4,980	278,133
Precision Castparts Corp.	2,176	240,122
Raytheon Co.	6,051	311,747
Rockwell Collins, Inc.	2,333	129,155
United Technologies Corp.	14,453	1,003,183

		4,222,691

Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc.	2,724	159,981
Expeditors International of Washington, Inc.	3,433	119,228
FedEx Corp.	4,741	395,637
United Parcel Service, Inc., Class B	15,301	877,818

		1,552,664

Airlines (0.1%)
Southwest Airlines Co.	11,052	126,324

Building Products (0.0%)
Masco Corp.	5,347	73,842

Commercial Services & Supplies (0.3%)
Avery Dennison Corp.	1,904	69,477
Cintas Corp.	1,879	48,948
Iron Mountain, Inc.*	2,757	62,749
Pitney Bowes, Inc.	3,007	68,439
R.R. Donnelley & Sons Co.	2,933	65,318
Republic Services, Inc.	4,955	140,276
Stericycle, Inc.*	1,153	63,611
Waste Management, Inc.	7,493	253,339

		772,157

Construction & Engineering (0.1%)
Fluor Corp.	2,883	129,850
Jacobs Engineering Group, Inc.*	1,811	68,112
Quanta Services, Inc.*	3,012	62,770

		260,732

Electrical Equipment (0.3%)
Emerson Electric Co.	11,548	491,945
First Solar, Inc.*	721	97,623
Rockwell Automation, Inc.	2,126	99,880
Roper Industries, Inc.	1,359	71,171

		760,619

Industrial Conglomerates (1.5%)
3M Co.	10,909	901,847
General Electric Co.	164,058	2,482,197
Textron, Inc.	4,370	82,200

		3,466,244

Machinery (1.1%)
Caterpillar, Inc.	9,501	541,462
Cummins, Inc.	3,172	145,468
Danaher Corp.	4,025	302,680
Deere & Co.	6,405	346,446
Dover Corp.	2,809	116,882
Eaton Corp.	2,622	166,812
Flowserve Corp.	856	80,918

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Illinois Tool Works, Inc.	6,112	$293,315
PACCAR, Inc.	5,434	197,091
Pall Corp.	1,689	61,142
Parker Hannifin Corp.	2,583	139,172
Snap-On, Inc.	796	33,639
Stanley Works	1,094	56,352

		2,481,379

Professional Services (0.1%)
Dun & Bradstreet Corp.	706	59,565
Equifax, Inc.	1,831	56,560
Monster Worldwide, Inc.*	1,720	29,928
Robert Half International, Inc.	2,143	57,282

		203,335

Road & Rail (0.7%)
Burlington Northern Santa Fe Corp.	4,043	398,721
CSX Corp.	6,189	300,105
Norfolk Southern Corp.	5,716	299,633
Ryder System, Inc.	815	33,553
Union Pacific Corp.	7,658	489,346

		1,521,358

Trading Companies & Distributors (0.1%)
Fastenal Co.	1,851	77,076
W.W. Grainger, Inc.	1,051	101,768

		178,844

Total Industrials		15,620,189

Information Technology (13.3%)
Communications Equipment (1.7%)
Cisco Systems, Inc.*	88,646	2,122,185
Harris Corp.	1,937	92,104
JDS Uniphase Corp.*	2,861	23,603
Juniper Networks, Inc.*	7,907	210,880
Motorola, Inc.*	35,345	274,277
QUALCOMM, Inc.	25,733	1,190,409
Tellabs, Inc.*	6,708	38,102

		3,951,560

Computers & Peripherals (4.0%)
Apple, Inc.*	13,883	2,927,369
Dell, Inc.*	26,190	376,088
EMC Corp.*	31,035	542,182
Hewlett-Packard Co.	36,534	1,881,866
International Business Machines Corp.	20,247	2,650,332
Lexmark International, Inc., Class A*	1,336	34,709
NetApp, Inc.*	5,320	182,955
QLogic Corp.*	2,045	38,589
SanDisk Corp.*	3,701	107,292
Sun Microsystems, Inc.*	11,415	106,959
Teradata Corp.*	2,616	82,221
Western Digital Corp.*	3,552	156,821

		9,087,383

Electronic Equipment, Instruments & Components (0.4%)
Agilent Technologies, Inc.*	5,161	160,352
Amphenol Corp., Class A	2,617	120,853

	Number of Shares	Value (Note 1)

Corning, Inc.	23,677	$457,203
FLIR Systems, Inc.*	2,146	70,217
Jabil Circuit, Inc.	3,209	55,741
Molex, Inc.	1,964	42,324

		906,690

Internet Software & Services (1.4%)
Akamai Technologies, Inc.*	2,819	71,405
eBay, Inc.*	17,087	402,228
Google, Inc., Class A*	3,710	2,300,126
VeriSign, Inc.*	3,176	76,986
Yahoo!, Inc.*	18,045	302,795

		3,153,540

IT Services (1.1%)
Affiliated Computer Services, Inc., Class A*	1,522	90,848
Automatic Data Processing, Inc.	7,966	341,104
Cognizant Technology Solutions Corp., Class A*	4,667	211,415
Computer Sciences Corp.*	2,210	127,142
Fidelity National Information Services, Inc.	4,789	112,254
Fiserv, Inc.*	2,448	118,679
Mastercard, Inc., Class A	1,457	372,963
Paychex, Inc.	5,169	158,378
SAIC, Inc.*	4,353	82,446
Total System Services, Inc.	2,727	47,095
Visa, Inc., Class A	6,841	598,314
Western Union Co.	10,821	203,976

		2,464,614

Office Electronics (0.0%)
Xerox Corp.	13,093	110,767

Semiconductors & Semiconductor Equipment (1.8%)
Advanced Micro Devices, Inc.*	8,168	79,066
Altera Corp.	4,842	109,574
Analog Devices, Inc.	4,756	150,195
Applied Materials, Inc.	19,983	278,563
Broadcom Corp., Class A*	6,421	201,940
Intel Corp.	85,088	1,735,795
KLA-Tencor Corp.	2,677	96,800
Linear Technology Corp.	3,653	111,563
LSI Corp.*	9,471	56,921
MEMC Electronic Materials, Inc.*	3,313	45,123
Microchip Technology, Inc.	3,111	90,406
Micron Technology, Inc.*	13,168	139,054
National Semiconductor Corp.	3,652	56,095
Novellus Systems, Inc.*	1,755	40,962
NVIDIA Corp.*	8,239	153,905
Teradyne, Inc.*	3,039	32,608
Texas Instruments, Inc.	18,995	495,010
Xilinx, Inc.	4,491	112,544

		3,986,124

Software (2.9%)
Adobe Systems, Inc.*	7,921	291,334
Autodesk, Inc.*	3,527	89,621
BMC Software, Inc.*	3,025	121,302
CA, Inc.	6,297	141,431

See Notes to Financial Statements.

EQ ADVISORS TRUST
AXA TACTICAL MANAGER 500 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Citrix Systems, Inc.*	3,001	$124,872
Compuware Corp.*	3,144	22,731
Electronic Arts, Inc.*	5,152	91,448
Intuit, Inc.*	5,145	158,003
McAfee, Inc.*	2,467	100,086
Microsoft Corp.	119,032	3,629,286
Novell, Inc.*	4,496	18,658
Oracle Corp.	60,249	1,478,510
Red Hat, Inc.*	3,095	95,636
Salesforce.com, Inc.*	1,774	130,868
Symantec Corp.*	12,665	226,577

		6,720,363

Total Information Technology		30,381,041

Materials (2.4%)
Chemicals (1.3%)
Air Products & Chemicals, Inc.	3,217	260,770
Airgas, Inc.	1,121	53,360
CF Industries Holdings, Inc.	704	63,909
Dow Chemical Co.	17,539	484,603
E.I. du Pont de Nemours & Co.	13,947	469,595
Eastman Chemical Co.	1,060	63,854
Ecolab, Inc.	3,842	171,276
FMC Corp.	1,046	58,325
International Flavors & Fragrances, Inc.	1,027	42,251
Monsanto Co.	8,398	686,536
PPG Industries, Inc.	2,648	155,014
Praxair, Inc.	4,773	383,320
Sigma-Aldrich Corp.	1,777	89,792

		2,982,605

Construction Materials (0.1%)
Vulcan Materials Co.	1,825	96,123

Containers & Packaging (0.1%)
Ball Corp.	1,311	67,779
Bemis Co., Inc.	1,573	46,639
Owens-Illinois, Inc.*	2,539	83,457
Pactiv Corp.*	2,246	54,218
Sealed Air Corp.	2,187	47,808

		299,901

Metals & Mining (0.7%)
AK Steel Holding Corp.	1,915	40,885
Alcoa, Inc.	14,659	236,303
Allegheny Technologies, Inc.	1,627	72,841
Cliffs Natural Resources, Inc.	1,916	88,308
Freeport-McMoRan Copper & Gold, Inc.*	6,562	526,863
Newmont Mining Corp.	7,386	349,432
Nucor Corp.	5,001	233,297
Titanium Metals Corp.*	1,004	12,570
United States Steel Corp.	2,108	116,193

		1,676,692

Paper & Forest Products (0.2%)
International Paper Co.	6,851	183,470
MeadWestvaco Corp.	2,446	70,029
Weyerhaeuser Co.	3,375	145,597

		399,096

Total Materials		5,454,417

	Number of Shares	Value (Note 1)

Telecommunication Services (2.1%)
Diversified Telecommunication Services (1.9%)
AT&T, Inc.	90,927	$2,548,684
CenturyTel, Inc.	4,814	174,315
Frontier Communications Corp.	4,077	31,841
Qwest Communications International, Inc.	24,050	101,250
Verizon Communications, Inc.	43,776	1,450,299
Windstream Corp.	6,321	69,468

		4,375,857

Wireless Telecommunication Services (0.2%)
American Tower Corp., Class A*	6,262	270,581
MetroPCS Communications, Inc.*	4,468	34,091
Sprint Nextel Corp.*	44,520	162,943

		467,615

Total Telecommunication Services		4,843,472

Utilities (2.5%)
Electric Utilities (1.4%)
Allegheny Energy, Inc.	2,883	67,693
American Electric Power Co., Inc.	7,497	260,821
Duke Energy Corp.	19,658	338,314
Edison International	5,176	180,021
Entergy Corp.	3,007	246,093
Exelon Corp.	9,996	488,505
FirstEnergy Corp.	4,867	226,072
FPL Group, Inc.	6,508	343,753
Northeast Utilities	2,394	61,741
Pepco Holdings, Inc.	3,832	64,569
Pinnacle West Capital Corp.	1,555	56,882
PPL Corp.	5,752	185,847
Progress Energy, Inc.	4,413	180,977
Southern Co.	12,094	402,972

		3,104,260

Gas Utilities (0.1%)
EQT Corp.	1,916	84,151
Nicor, Inc.	614	25,849
Questar Corp.	2,616	108,747

		218,747

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	10,090	134,298
Constellation Energy Group, Inc.	2,891	101,676

		235,974

Multi-Utilities (0.9%)
Ameren Corp.	3,464	96,819
CenterPoint Energy, Inc.	6,224	90,310
CMS Energy Corp.	4,054	63,486
Consolidated Edison, Inc.	4,367	198,393
Dominion Resources, Inc.	8,999	350,241
DTE Energy Co.	2,428	105,836
Integrys Energy Group, Inc.	988	41,486
NiSource, Inc.	3,873	59,567
PG&E Corp.	5,867	261,961
Public Service Enterprise Group, Inc.	7,709	256,324
SCANA Corp.	1,629	61,381
Sempra Energy	3,917	219,274
TECO Energy, Inc.	2,832	45,935

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Wisconsin Energy Corp.	1,717	$85,558
Xcel Energy, Inc.	6,817	144,657

		2,081,228

Total Utilities		5,640,209

Total Common Stocks (67.2%) (Cost $147,511,667)		152,989,332

INVESTMENT COMPANY:
Exchange Traded Fund (ETF) (0.0%)
SPDR Trust Series 1 (Cost $10,542)	116	12,927

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Short-Term Investment (29.0%)
BlackRock Liquidity Funds TempFund 0.11%‡ (Amortized Cost $66,210,916)	$66,210,916	$66,210,916

Total Investments (96.2%) (Cost $213,733,125)		219,213,175
Other Assets Less Liabilities (3.8%)		8,714,857

Net Assets (100%)		$227,928,032

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

Investments in companies which were affiliates for the period ended December 31, 2009, were as follows:

Securities	Market Value May 27, 2009*	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$—	$66,210,916	$—	$66,210,916	$1,579	$—
EQ/Equity 500 Index Portfolio	—	85,246	85,246	—	—	6,825

	$—	$66,296,162	$85,246	$66,210,916	$1,579	$6,825

* The Portfolio commenced operations on May 27, 2009.

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	1,306	March-10	$72,141,242	$72,528,710	$387,468

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$14,743,303	$—	$—	$14,743,303
Consumer Staples	17,401,855	—	—	17,401,855
Energy	17,582,405	—	—	17,582,405
Financials	21,977,601	—	—	21,977,601
Health Care	19,344,840	—	—	19,344,840
Industrials	15,620,189	—	—	15,620,189
Information Technology	30,381,041	—	—	30,381,041
Materials	5,454,417	—	—	5,454,417

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Telecommunication Services	$4,843,472	$—	$—	$4,843,472
Utilities	5,640,209	—	—	5,640,209
Futures	387,468	—	—	387,468
Investment Companies
Exchange Traded Funds (ETFs)	12,927	—	—	12,927
Short-Term Investments	—	66,210,916	—	66,210,916

Total Assets	$153,389,727	$66,210,916	$—	$219,600,643

Total Liabilities	$—	$—	$—	$—

Total	$153,389,727	$66,210,916	$—	$219,600,643

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	387,468	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$387,468

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	3,521,423	—	—	3,521,423
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$3,521,423	$—	$—	$3,521,423

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	387,468	—	—	387,468
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$387,468	$—	$—	$387,468

The Portfolio held futures contracts with an average notional balance of approximately $40,744,000 during the period ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the period ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$150,013,280
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$2,656,305

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,961,872
Aggregate gross unrealized depreciation	(1,500,133)

Net unrealized appreciation	$5,461,739

Federal income tax cost of investments	$213,751,436

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $66,210,916)	$66,210,916
Unaffiliated Issuers (Cost $147,522,209)	153,002,259
Cash held as collateral at broker	6,905,800
Receivable from Separate Accounts for Trust shares sold	2,548,887
Dividends, interest and other receivables	186,367
Receivable from investment sub-advisor	971

Total assets	228,855,200

LIABILITIES
Overdraft payable	3,492
Variation margin payable on futures contracts	736,466
Investment management fees payable	78,082
Administrative fees payable	31,508
Payable for securities purchased	27,928
Trustees’ fees payable	67
Distribution fees payable - Class IB	8
Accrued expenses	49,617

Total liabilities	927,168

NET ASSETS	$227,928,032

Net assets were comprised of:
Paid in capital	$218,353,763
Accumulated undistributed net investment income (loss)	20,094
Accumulated undistributed net realized gains (losses) on investments and futures	3,686,657
Net unrealized appreciation (depreciation) on investments and futures	5,867,518

Net assets	$227,928,032

Class IA
Net asset value, offering and redemption price per share, $227,658,274 / 18,199,197 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.51

Class IB†
Net asset value, offering and redemption price per share, $269,758 / 21,700 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.43

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2009*

INVESTMENT INCOME
Dividends	$666,069
Interest ($1,579 of interest income received from affiliates)	1,758

Total income	667,827

EXPENSES
Investment management fees	194,383
Administrative fees	106,602
Professional fees	40,577
Custodian fees	11,944
Printing and mailing expenses	11,505
Trustees’ fees	195
Distribution fees - Class IB	11
Miscellaneous	1,694

Gross expenses	366,911
Less: Waiver from investment advisor	(63,085)
Reimbursement from sub-advisor	(971)

Net expenses	302,855

NET INVESTMENT INCOME (LOSS)	364,972

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($6,825 of realized gain (loss) from affiliates)	165,234
Futures	3,521,423

Net realized gain (loss)	3,686,657

Change in unrealized appreciation (depreciation) on:
Securities	5,480,050
Futures	387,468

Net change in unrealized appreciation (depreciation)	5,867,518

NET REALIZED AND UNREALIZED GAIN (LOSS)	9,554,175

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,919,147

*	The Portfolio commenced operations on May 27, 2009.
†	Class IB commenced operations on October 29, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

STATEMENT OF CHANGES IN NET ASSETS

May 27, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$364,972
Net realized gain (loss) on investments and futures	3,686,657
Net change in unrealized appreciation (depreciation) on investments and futures	5,867,518

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	9,919,147

DIVIDENDS:
Dividends from net investment income
Class IA	(344,865)
Class IB†	(13)

TOTAL DIVIDENDS	(344,878)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 18,163,717 shares ]	217,669,974
Capital shares issued in reinvestment of dividends [ 28,024 shares ]	344,865
Capital shares repurchased [ (2,544) shares ]	(31,221)

Total Class IA transactions	217,983,618

Class IB†
Capital shares sold [ 21,701 shares ]	270,156
Capital shares issued in reinvestment of dividends [ 1 share ]	13
Capital shares repurchased [ (2) shares ]	(24)

Total Class IB transactions	270,145

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	218,253,763

TOTAL INCREASE (DECREASE) IN NET ASSETS	227,828,032
NET ASSETS:
Beginning of period	100,000

End of period (a)	$227,928,032

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$20,094

* The Portfolio commenced operations on May 27, 2009.
† Class IB commenced operations on October 29, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-I

FINANCIAL HIGHLIGHTS

Class IA	May 27, 2009* to December 31, 2009
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	(e)
Net realized and unrealized gain (loss) on investments	2.47

Total from investment operations	2.53

Less distributions:
Dividends from net investment income	(0.02)

Net asset value, end of period	$12.51

Total return (b)	25.32%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$227,658
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.69%
Before waivers and reimbursements (a)	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.85%
Before waivers and reimbursements (a)	0.70%
Portfolio turnover rate	6%

Class IB	October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$11.71

Income (loss) from investment operations:
Net investment income (loss)	0.02	(e)
Net realized and unrealized gain (loss) on investments	0.72

Total from investment operations	0.74

Less distributions:
Dividends from net investment income	(0.02)

Net asset value, end of period	$12.43

Total return (b)	6.28%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$270
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.94	%(c)
Before waivers and reimbursements (a)	1.10	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.81%
Before waivers and reimbursements (a)	0.78%
Portfolio turnover rate	6%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

AXA TACTICAL MANAGER 500 PORTFOLIO-II (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Life Insurance Company

➢	BlackRock Investment Management LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/09
Since Incept.*
Portfolio – IA Shares	6.76%
S&P 500 Index	9.11
* Date of inception 8/28/09 Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 6.76% for the period August 28, 2009 through December 31, 2009. The Portfolio’s benchmark, the S&P 500 Index, returned 9.11% over the same period.

Investment Objective

The Portfolio seeks a total return that is comparable to that of the Standard & Poor’s 500 Composite Stock Price Index by investing in a combination of long and short positions based on securities included in the S&P 500.

The Investment Strategy

The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of large-capitalization companies and tactically manages volatility using a futures and options strategy that manages the Portfolio’s equity exposure.

Portfolio Highlights

For the period ended December 31, 2009

After plunging early in the year following the 2008 crash, U.S. and global equities came back in force in 2009. The S&P 500 Index climbed 65% from its March nadir, amid gradually growing investor confidence that the worst of the global financial crisis was over and that an economic and corporate-profit recovery was under way. Despite a sharp first-quarter decline, the broad market finished 2009 up 26.5%, including a 6.0% gain in the fourth quarter. All sectors rose for the year, with economically sensitive technology, industrial resources and consumer cyclicals sectors posting huge gains, and housing-related and defensive sectors trailing far behind. Cyclically sensitive sectors led in the fourth quarter, too. Despite outperforming in the second and third quarters, the financials sector was the only decliner in the fourth quarter due to concerns about credit growth, and it lagged for the full year.

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	10.3%
Financials	7.5
Health Care	6.6
Energy	6.0
Consumer Staples	5.9
Industrials	5.3
Consumer Discretionary	5.0
Utilities	1.9
Materials	1.9
Telecommunication Services	1.6
Cash and Other	48.0

100.0%

AXA TACTICAL MANAGER 500 PORTFOLIO-II (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on August 28, 2009, the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/09	Expenses Paid During Period* Ended 12/31/09
Class IA†
Actual	$1,000.00	$1,067.60	$2.16
Hypothetical (5% average return before expenses)	1,000.00	1,022.08	3.16

†Class IA commenced operations on August 28, 2009.

*   Expenses are equal to the Portfolio’s Class IA shares annualized expense ratios of 0.62% multiplied by the average account value over the period, multiplied by 123/365 for Class IA (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (5.0%)
Auto Components (0.1%)
Goodyear Tire & Rubber Co.*	61,040	$860,664
Johnson Controls, Inc.	163,570	4,455,647

		5,316,311

Automobiles (0.2%)
Ford Motor Co.*	793,284	7,932,840
Harley-Davidson, Inc.	54,980	1,385,496

		9,318,336

Distributors (0.0%)
Genuine Parts Co.	40,145	1,523,904

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	30,243	1,832,121
DeVry, Inc.	15,920	903,142
H&R Block, Inc.	83,136	1,880,536

		4,615,799

Hotels, Restaurants & Leisure (0.8%)
Carnival Corp.*	106,986	3,390,386
Darden Restaurants, Inc.	31,954	1,120,627
International Game Technology	73,773	1,384,719
Marriott International, Inc., Class A	59,335	1,616,879
McDonald’s Corp.	260,147	16,243,579
Starbucks Corp.*	176,914	4,079,637
Starwood Hotels & Resorts Worldwide, Inc.	43,892	1,605,130
Wyndham Worldwide Corp.	44,871	905,048
Wynn Resorts Ltd.	16,046	934,358
Yum! Brands, Inc.	110,940	3,879,572

		35,159,935

Household Durables (0.2%)
Black & Decker Corp.	15,118	980,100
D.R. Horton, Inc.	62,370	677,962
Fortune Brands, Inc.	37,422	1,616,630
Harman International Industries, Inc.	17,696	624,315
Leggett & Platt, Inc.	39,457	804,923
Lennar Corp., Class A	35,735	456,336
Newell Rubbermaid, Inc.	64,248	964,363
Pulte Homes, Inc.*	80,738	807,380
Whirlpool Corp.	17,364	1,400,580

		8,332,589

Internet & Catalog Retail (0.3%)
Amazon.com, Inc.*	80,610	10,843,657
Expedia, Inc.*	49,268	1,266,680
priceline.com, Inc.*	10,514	2,297,309

		14,407,646

Leisure Equipment & Products (0.1%)
Eastman Kodak Co.*	67,684	285,627
Hasbro, Inc.	28,107	901,110
Mattel, Inc.	84,308	1,684,474

		2,871,211

	Number of Shares	Value (Note 1)

Media (1.5%)
CBS Corp., Class B	160,421	$2,253,915
Comcast Corp., Class A	688,252	11,603,929
DIRECTV, Class A*	229,053	7,638,918
Gannett Co., Inc.	54,239	805,449
Interpublic Group of Cos., Inc.*	122,452	903,696
McGraw-Hill Cos., Inc.	74,688	2,502,795
Meredith Corp.	8,831	272,436
New York Times Co., Class A*	27,577	340,852
News Corp., Class A	547,117	7,490,032
Omnicom Group, Inc.	73,328	2,870,791
Scripps Networks Interactive, Inc., Class A	22,725	943,087
Time Warner Cable, Inc.	86,104	3,563,845
Time Warner, Inc.	283,199	8,252,419
Viacom, Inc., Class B*	148,239	4,407,145
Walt Disney Co.	458,796	14,796,171
Washington Post Co., Class B	1,679	738,088

		69,383,568

Multiline Retail (0.4%)
Big Lots, Inc.*	18,605	539,173
Family Dollar Stores, Inc.	31,628	880,207
J.C. Penney Co., Inc.	55,412	1,474,513
Kohl’s Corp.*	72,955	3,934,463
Macy’s, Inc.	99,267	1,663,715
Nordstrom, Inc.	38,727	1,455,361
Sears Holdings Corp.*	12,318	1,027,937
Target Corp.	180,092	8,711,050

		19,686,419

Specialty Retail (1.0%)
Abercrombie & Fitch Co., Class A	20,177	703,168
AutoNation, Inc.*	24,188	463,200
AutoZone, Inc.*	6,891	1,089,260
Bed Bath & Beyond, Inc.*	61,858	2,389,575
Best Buy Co., Inc.	81,189	3,203,718
GameStop Corp., Class A*	37,901	831,548
Gap, Inc.	113,385	2,375,416
Home Depot, Inc.	409,869	11,857,510
Limited Brands, Inc.	62,427	1,201,095
Lowe’s Cos., Inc.	352,528	8,245,630
Office Depot, Inc.*	72,250	466,013
O’Reilly Automotive, Inc.*	31,680	1,207,642
RadioShack Corp.	28,149	548,905
Ross Stores, Inc.	29,070	1,241,580
Sherwin-Williams Co.	21,887	1,349,334
Staples, Inc.	176,521	4,340,651
Tiffany & Co.	28,918	1,243,474
TJX Cos., Inc.	100,065	3,657,376

		46,415,095

Textiles, Apparel & Luxury Goods (0.3%)
Coach, Inc.	75,838	2,770,362
NIKE, Inc., Class B	93,082	6,149,928
Polo Ralph Lauren Corp.	14,487	1,173,157
VF Corp.	22,381	1,639,185

		11,732,632

Total Consumer Discretionary		228,763,445

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Consumer Staples (5.9%)
Beverages (1.4%)
Brown-Forman Corp., Class B	27,702	$1,483,996
Coca-Cola Co.	559,746	31,905,522
Coca-Cola Enterprises, Inc.	78,982	1,674,418
Constellation Brands, Inc., Class A*	50,757	808,559
Dr. Pepper Snapple Group, Inc.	62,806	1,777,410
Molson Coors Brewing Co., Class B	39,054	1,763,679
Pepsi Bottling Group, Inc.	36,196	1,357,350
PepsiCo, Inc.	377,259	22,937,347

		63,708,281

Food & Staples Retailing (1.4%)
Costco Wholesale Corp.	104,024	6,155,100
CVS Caremark Corp.	341,263	10,992,081
Kroger Co.	153,771	3,156,919
Safeway, Inc.	95,139	2,025,510
SUPERVALU, Inc.	48,093	611,262
Sysco Corp.	140,380	3,922,217
Walgreen Co.	238,007	8,739,617
Wal-Mart Stores, Inc.	514,756	27,513,708
Whole Foods Market, Inc.*	35,265	968,024

		64,084,438

Food Products (0.9%)
Archer-Daniels-Midland Co.	152,839	4,785,389
Campbell Soup Co.	47,690	1,611,922
ConAgra Foods, Inc.	103,853	2,393,812
Dean Foods Co.*	40,953	738,792
General Mills, Inc.	77,871	5,514,045
H.J. Heinz Co.	74,593	3,189,597
Hershey Co.	41,724	1,493,302
Hormel Foods Corp.	18,097	695,830
J.M. Smucker Co.	29,612	1,828,541
Kellogg Co.	60,290	3,207,428
Kraft Foods, Inc., Class A	358,407	9,741,502
McCormick & Co., Inc. (Non-Voting)	33,314	1,203,635
Sara Lee Corp.	172,286	2,098,443
Tyson Foods, Inc., Class A	76,862	943,097

		39,445,335

Household Products (1.3%)
Clorox Co.	32,734	1,996,774
Colgate-Palmolive Co.	119,859	9,846,417
Kimberly-Clark Corp.	99,121	6,314,999
Procter & Gamble Co.	705,558	42,777,981

		60,936,171

Personal Products (0.1%)
Avon Products, Inc.	101,438	3,195,297
Estee Lauder Cos., Inc., Class A	29,628	1,432,810
Mead Johnson Nutrition Co., Class A	48,229	2,107,608

		6,735,715

Tobacco (0.8%)
Altria Group, Inc.	499,552	9,806,206
Lorillard, Inc.	37,958	3,045,370

	Number of Shares	Value (Note 1)

Philip Morris International, Inc.	459,241	$22,130,824
Reynolds American, Inc.	41,965	2,222,886

		37,205,286

Total Consumer Staples		272,115,226

Energy (6.0%)
Energy Equipment & Services (1.0%)
Baker Hughes, Inc.	75,924	3,073,404
BJ Services Co.	73,293	1,363,250
Cameron International Corp.*	60,213	2,516,903
Diamond Offshore Drilling, Inc.	16,164	1,590,861
FMC Technologies, Inc.*	30,366	1,756,369
Halliburton Co.	215,539	6,485,568
Nabors Industries Ltd.*	66,204	1,449,206
National Oilwell Varco, Inc.	99,790	4,399,741
Rowan Cos., Inc.*	25,556	578,588
Schlumberger Ltd.	290,601	18,915,219
Smith International, Inc.	57,881	1,572,627

		43,701,736

Oil, Gas & Consumable Fuels (5.0%)
Anadarko Petroleum Corp.	117,701	7,346,896
Apache Corp.	80,468	8,301,884
Cabot Oil & Gas Corp.	26,198	1,141,971
Chesapeake Energy Corp.	154,325	3,993,931
Chevron Corp.	483,681	37,238,600
ConocoPhillips	359,011	18,334,692
Consol Energy, Inc.	42,505	2,116,749
Denbury Resources, Inc.*	63,091	933,747
Devon Energy Corp.	106,131	7,800,628
El Paso Corp.	173,734	1,707,805
EOG Resources, Inc.	60,160	5,853,568
Exxon Mobil Corp.#	1,145,552	78,115,191
Hess Corp.	69,166	4,184,543
Marathon Oil Corp.	168,978	5,275,493
Massey Energy Co.	19,733	828,983
Murphy Oil Corp.	47,026	2,548,809
Noble Energy, Inc.	42,678	3,039,527
Occidental Petroleum Corp.	196,533	15,987,960
Peabody Energy Corp.	63,691	2,879,470
Pioneer Natural Resources Co.	26,739	1,288,018
Range Resources Corp.	36,975	1,843,204
Southwestern Energy Co.*	82,132	3,958,762
Spectra Energy Corp.	158,928	3,259,613
Sunoco, Inc.	26,685	696,479
Tesoro Corp.	30,826	417,692
Valero Energy Corp.	133,699	2,239,458
Williams Cos., Inc.	137,888	2,906,679
XTO Energy, Inc.	138,579	6,448,081

		230,688,433

Total Energy		274,390,169

Financials (7.5%)
Capital Markets (1.4%)
Ameriprise Financial, Inc.	62,587	2,429,627
Bank of New York Mellon Corp.	288,196	8,060,842
Charles Schwab Corp.	226,605	4,264,706
E*TRADE Financial Corp.*	349,755	612,071

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Federated Investors, Inc., Class B	22,982	$632,005
Franklin Resources, Inc.	35,575	3,747,826
Goldman Sachs Group, Inc.	124,260	20,980,059
Invesco Ltd.	101,207	2,377,353
Janus Capital Group, Inc.	46,745	628,720
Legg Mason, Inc.	40,528	1,222,325
Morgan Stanley	329,104	9,741,478
Northern Trust Corp.	56,967	2,985,071
State Street Corp.	120,431	5,243,566
T. Rowe Price Group, Inc.	61,181	3,257,888

		66,183,537

Commercial Banks (1.4%)
BB&T Corp.	163,841	4,156,646
Comerica, Inc.	38,049	1,125,109
Fifth Third Bancorp	187,747	1,830,533
First Horizon National Corp.*	57,398	769,136
Huntington Bancshares, Inc./Ohio	182,648	666,665
KeyCorp	205,032	1,137,928
M&T Bank Corp.	20,959	1,401,947
Marshall & Ilsley Corp.	119,354	650,479
PNC Financial Services Group, Inc.	111,206	5,870,565
Regions Financial Corp.	279,300	1,477,497
SunTrust Banks, Inc.	118,468	2,403,716
U.S. Bancorp	463,543	10,434,353
Wells Fargo & Co.	1,232,234	33,257,996
Zions Bancorp.	30,242	388,005

		65,570,575

Consumer Finance (0.4%)
American Express Co.	287,665	11,656,186
Capital One Financial Corp.	108,378	4,155,212
Discover Financial Services	133,377	1,961,976
SLM Corp.*	117,754	1,327,087

		19,100,461

Diversified Financial Services (2.3%)
Bank of America Corp.	2,395,835	36,081,275
Citigroup, Inc.	4,701,496	15,561,952
CME Group, Inc.	16,041	5,388,974
IntercontinentalExchange, Inc.*	17,290	1,941,667
JPMorgan Chase & Co.	951,500	39,649,005
Leucadia National Corp.*	47,820	1,137,638
Moody’s Corp.	45,896	1,230,013
NASDAQ OMX Group, Inc.*	37,484	742,933
NYSE Euronext	64,158	1,623,197

		103,356,654

Insurance (1.3%)
Aflac, Inc.	113,842	5,265,192
Allstate Corp.	131,330	3,945,153
American International Group, Inc.*	31,091	932,108
Aon Corp.	67,551	2,589,905
Assurant, Inc.	29,994	884,223
Chubb Corp.	81,120	3,989,482
Cincinnati Financial Corp.	41,710	1,094,470
Genworth Financial, Inc., Class A*	114,448	1,298,985

	Number of Shares	Value (Note 1)

Hartford Financial Services Group, Inc.	90,969	$2,115,939
Lincoln National Corp.	74,327	1,849,256
Loews Corp.	88,758	3,226,353
Marsh & McLennan Cos., Inc.	124,884	2,757,439
MetLife, Inc.	199,019	7,035,322
Principal Financial Group, Inc.	78,468	1,886,371
Progressive Corp.*	166,106	2,988,247
Prudential Financial, Inc.	112,678	5,606,857
Torchmark Corp.	21,248	933,850
Travelers Cos., Inc.	130,397	6,501,594
Unum Group	82,428	1,608,995
XL Capital Ltd., Class A	84,491	1,548,720

		58,058,461

Real Estate Investment Trusts (REITs) (0.6%)
Apartment Investment & Management Co. (REIT), Class A	30,669	488,250
AvalonBay Communities, Inc. (REIT)	18,788	1,542,683
Boston Properties, Inc. (REIT)	34,411	2,307,946
Equity Residential (REIT)	64,621	2,182,897
HCP, Inc. (REIT)	68,840	2,102,374
Health Care REIT, Inc. (REIT)	28,214	1,250,445
Host Hotels & Resorts, Inc. (REIT)*	155,285	1,812,175
Kimco Realty Corp. (REIT)	97,378	1,317,524
Plum Creek Timber Co., Inc. (REIT)	37,527	1,417,020
ProLogis (REIT)	115,010	1,574,487
Public Storage (REIT)	32,005	2,606,807
Simon Property Group, Inc. (REIT)	69,343	5,533,571
Ventas, Inc. (REIT)	38,001	1,662,164
Vornado Realty Trust (REIT)	37,122	2,596,311

		28,394,654

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*	66,128	897,357

Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	109,373	1,501,691
People’s United Financial, Inc.	80,025	1,336,418

		2,838,109

Total Financials		344,399,808

Health Care (6.6%)
Biotechnology (0.8%)
Amgen, Inc.*	244,063	13,806,644
Biogen Idec, Inc.*	68,632	3,671,812
Celgene Corp.*	111,898	6,230,481
Cephalon, Inc.*	17,152	1,070,456
Genzyme Corp.*	62,823	3,078,955
Gilead Sciences, Inc.*	217,783	9,425,648

		37,283,996

Health Care Equipment & Supplies (1.1%)
Baxter International, Inc.	144,256	8,464,942
Becton, Dickinson and Co.	56,529	4,457,877
Boston Scientific Corp.*	359,689	3,237,201

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

C.R. Bard, Inc.	22,599	$1,760,462
CareFusion Corp.*	44,295	1,107,818
DENTSPLY International, Inc.	38,455	1,352,462
Hospira, Inc.*	40,170	2,048,670
Intuitive Surgical, Inc.*	9,057	2,747,169
Medtronic, Inc.	268,069	11,789,675
St. Jude Medical, Inc.*	80,678	2,967,337
Stryker Corp.	69,171	3,484,143
Varian Medical Systems, Inc.*	30,983	1,451,554
Zimmer Holdings, Inc.*	50,540	2,987,419

		47,856,729

Health Care Providers & Services (1.1%)
Aetna, Inc.	103,061	3,267,034
AmerisourceBergen Corp.	67,350	1,755,814
Cardinal Health, Inc.	86,009	2,772,930
CIGNA Corp.	64,577	2,277,631
Coventry Health Care, Inc.*	37,558	912,284
DaVita, Inc.*	25,648	1,506,563
Express Scripts, Inc.*	65,780	5,686,681
Humana, Inc.*	39,587	1,737,473
Laboratory Corp. of America Holdings*	24,902	1,863,666
McKesson Corp.	63,807	3,987,937
Medco Health Solutions, Inc.*	116,081	7,418,737
Patterson Cos., Inc.*	24,320	680,474
Quest Diagnostics, Inc.	38,574	2,329,098
Tenet Healthcare Corp.*	113,348	610,946
UnitedHealth Group, Inc.	279,543	8,520,471
WellPoint, Inc.*	110,511	6,441,686

		51,769,425

Health Care Technology (0.0%)
IMS Health, Inc.	42,092	886,458

Life Sciences Tools & Services (0.2%)
Life Technologies Corp.*	41,891	2,187,967
Millipore Corp.*	14,300	1,034,605
PerkinElmer, Inc.	30,719	632,504
Thermo Fisher Scientific, Inc.*	97,354	4,642,812
Waters Corp.*	23,703	1,468,638

		9,966,526

Pharmaceuticals (3.4%)
Abbott Laboratories, Inc.	372,983	20,137,352
Allergan, Inc.	75,173	4,736,651
Bristol-Myers Squibb Co.	414,628	10,469,357
Eli Lilly and Co.	242,050	8,643,606
Forest Laboratories, Inc.*	74,388	2,388,599
Johnson & Johnson	665,235	42,847,786
King Pharmaceuticals, Inc.*	63,101	774,249
Merck & Co., Inc.	737,986	26,966,008
Mylan, Inc.*	71,401	1,315,920
Pfizer, Inc.	1,946,682	35,410,146
Watson Pharmaceuticals, Inc.*	26,886	1,064,955

		154,754,629

Total Health Care		302,517,763

Industrials (5.3%)
Aerospace & Defense (1.4%)
Boeing Co.	175,252	9,486,391
General Dynamics Corp.	94,005	6,408,321

	Number of Shares	Value (Note 1)

Goodrich Corp.	29,048	$1,866,334
Honeywell International, Inc.	182,373	7,149,022
ITT Corp.	42,864	2,132,055
L-3 Communications Holdings, Inc.	27,307	2,374,344
Lockheed Martin Corp.	76,317	5,750,486
Northrop Grumman Corp.	74,990	4,188,191
Precision Castparts Corp.	34,541	3,811,599
Raytheon Co.	91,122	4,694,605
Rockwell Collins, Inc.	39,021	2,160,203
United Technologies Corp.	226,994	15,755,654

		65,777,205

Air Freight & Logistics (0.5%)
C.H. Robinson Worldwide, Inc.	39,343	2,310,614
Expeditors International of Washington, Inc.	52,939	1,838,572
FedEx Corp.	74,736	6,236,719
United Parcel Service, Inc., Class B	240,447	13,794,445

		24,180,350

Airlines (0.0%)
Southwest Airlines Co.	175,523	2,006,228

Building Products (0.0%)
Masco Corp.	89,624	1,237,707

Commercial Services & Supplies (0.3%)
Avery Dennison Corp.	28,498	1,039,892
Cintas Corp.	33,530	873,457
Iron Mountain, Inc.*	45,661	1,039,244
Pitney Bowes, Inc.	52,261	1,189,461
R.R. Donnelley & Sons Co.	51,286	1,142,139
Republic Services, Inc.	79,881	2,261,431
Stericycle, Inc.*	19,084	1,052,864
Waste Management, Inc.	120,073	4,059,668

		12,658,156

Construction & Engineering (0.1%)
Fluor Corp.	42,126	1,897,355
Jacobs Engineering Group, Inc.*	28,938	1,088,358
Quanta Services, Inc.*	52,596	1,096,101

		4,081,814

Electrical Equipment (0.3%)
Emerson Electric Co.	182,870	7,790,262
First Solar, Inc.*	11,469	1,552,902
Rockwell Automation, Inc.	35,400	1,663,092
Roper Industries, Inc.	21,586	1,130,459

		12,136,715

Industrial Conglomerates (1.2%)
3M Co.	170,675	14,109,702
General Electric Co.	2,570,095	38,885,537
Textron, Inc.	65,281	1,227,936

		54,223,175

Machinery (0.8%)
Caterpillar, Inc.	149,683	8,530,434
Cummins, Inc.	47,641	2,184,816
Danaher Corp.	61,876	4,653,075
Deere & Co.	101,069	5,466,822
Dover Corp.	46,378	1,929,789

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Eaton Corp.	39,033	$2,483,279
Flowserve Corp.	13,015	1,230,308
Illinois Tool Works, Inc.	91,703	4,400,827
PACCAR, Inc.	86,321	3,130,863
Pall Corp.	29,743	1,076,697
Parker Hannifin Corp.	37,720	2,032,354
Snap-On, Inc.	14,990	633,477
Stanley Works	20,471	1,054,461

		38,807,202

Professional Services (0.1%)
Dun & Bradstreet Corp.	13,299	1,122,037
Equifax, Inc.	32,241	995,924
Monster Worldwide, Inc.*	32,575	566,805
Robert Half International, Inc.	38,166	1,020,177

		3,704,943

Road & Rail (0.5%)
Burlington Northern Santa Fe Corp.	62,592	6,172,823
CSX Corp.	93,498	4,533,718
Norfolk Southern Corp.	87,527	4,588,165
Ryder System, Inc.	12,503	514,749
Union Pacific Corp.	120,758	7,716,436

		23,525,891

Trading Companies & Distributors (0.1%)
Fastenal Co.	33,354	1,388,861
W.W. Grainger, Inc.	14,582	1,411,975

		2,800,836

Total Industrials		245,140,222

Information Technology (10.3%)
Communications Equipment (1.4%)
Cisco Systems, Inc.*	1,389,487	33,264,319
Harris Corp.	32,884	1,563,634
JDS Uniphase Corp.*	57,232	472,164
Juniper Networks, Inc.*	125,250	3,340,417
Motorola, Inc.*	552,410	4,286,702
QUALCOMM, Inc.	402,722	18,629,920
Tellabs, Inc.*	85,331	484,680

		62,041,836

Computers & Peripherals (3.1%)
Apple, Inc.*	217,462	45,854,037
Dell, Inc.*	412,308	5,920,743
EMC Corp.*	488,530	8,534,619
Hewlett-Packard Co.	572,876	29,508,843
International Business Machines Corp.	317,259	41,529,203
Lexmark International, Inc., Class A*	17,268	448,623
NetApp, Inc.*	80,499	2,768,361
QLogic Corp.*	25,411	479,506
SanDisk Corp.*	53,369	1,547,167
Sun Microsystems, Inc.*	185,744	1,740,421
Teradata Corp.*	42,686	1,341,621
Western Digital Corp.*	53,321	2,354,122

		142,027,266

	Number of Shares	Value (Note 1)

Electronic Equipment, Instruments & Components (0.3%)
Agilent Technologies, Inc.*	84,723	$2,632,344
Amphenol Corp., Class A	42,586	1,966,621
Corning, Inc.	372,874	7,200,197
FLIR Systems, Inc.*	38,168	1,248,857
Jabil Circuit, Inc.	48,577	843,782
Molex, Inc.	34,983	753,884

		14,645,685

Internet Software & Services (1.1%)
Akamai Technologies, Inc.*	39,751	1,006,893
eBay, Inc.*	269,758	6,350,103
Google, Inc., Class A*	58,235	36,104,535
VeriSign, Inc.*	44,505	1,078,801
Yahoo!, Inc.*	284,573	4,775,135

		49,315,467

IT Services (0.8%)
Affiliated Computer Services, Inc., Class A*	24,477	1,461,032
Automatic Data Processing, Inc.	120,153	5,144,952
Cognizant Technology Solutions Corp., Class A*	70,068	3,174,080
Computer Sciences Corp.*	37,806	2,174,979
Fidelity National Information Services, Inc.	80,219	1,880,333
Fiserv, Inc.*	38,382	1,860,759
Mastercard, Inc., Class A	23,051	5,900,595
Paychex, Inc.	76,623	2,347,729
SAIC, Inc.*	70,825	1,341,426
Total System Services, Inc.	50,884	878,767
Visa, Inc., Class A	107,491	9,401,163
Western Union Co.	169,258	3,190,513

		38,756,328

Office Electronics (0.0%)
Xerox Corp.	214,356	1,813,452

Semiconductors & Semiconductor Equipment (1.3%)
Advanced Micro Devices, Inc.*	139,864	1,353,883
Altera Corp.	68,234	1,544,135
Analog Devices, Inc.	68,227	2,154,609
Applied Materials, Inc.	326,197	4,547,186
Broadcom Corp., Class A*	105,668	3,323,259
Intel Corp.	1,334,699	27,227,859
KLA-Tencor Corp.	39,724	1,436,420
Linear Technology Corp.	51,590	1,575,559
LSI Corp.*	165,073	992,089
MEMC Electronic Materials, Inc.*	57,011	776,490
Microchip Technology, Inc.	42,040	1,221,682
Micron Technology, Inc.*	209,153	2,208,656
National Semiconductor Corp.	53,663	824,264
Novellus Systems, Inc.*	21,250	495,975
NVIDIA Corp.*	131,210	2,451,003
Teradyne, Inc.*	38,438	412,440
Texas Instruments, Inc.	301,037	7,845,024
Xilinx, Inc.	64,137	1,607,273

		61,997,806

Software (2.3%)
Adobe Systems, Inc.*	127,713	4,697,284
Autodesk, Inc.*	56,710	1,441,001

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

BMC Software, Inc.*	45,621	$1,829,402
CA, Inc.	93,194	2,093,137
Citrix Systems, Inc.*	42,655	1,774,875
Compuware Corp.*	60,163	434,978
Electronic Arts, Inc.*	76,085	1,350,509
Intuit, Inc.*	74,850	2,298,643
McAfee, Inc.*	39,247	1,592,251
Microsoft Corp.	1,864,651	56,853,209
Novell, Inc.*	90,632	376,123
Oracle Corp.	945,443	23,201,171
Red Hat, Inc.*	46,898	1,449,148
Salesforce.com, Inc.*	27,214	2,007,577
Symantec Corp.*	193,257	3,457,368

		104,856,676

Total Information Technology		475,454,516

Materials (1.9%)
Chemicals (1.0%)
Air Products & Chemicals, Inc.	50,339	4,080,479
Airgas, Inc.	20,959	997,648
CF Industries Holdings, Inc.	12,263	1,113,235
Dow Chemical Co.	277,138	7,657,323
E.I. du Pont de Nemours & Co.	216,019	7,273,360
Eastman Chemical Co.	17,251	1,039,200
Ecolab, Inc.	58,734	2,618,362
FMC Corp.	18,290	1,019,850
International Flavors & Fragrances, Inc.	20,571	846,291
Monsanto Co.	131,441	10,745,302
PPG Industries, Inc.	39,151	2,291,900
Praxair, Inc.	74,344	5,970,567
Sigma-Aldrich Corp.	30,632	1,547,835

		47,201,352

Construction Materials (0.1%)
Vulcan Materials Co.	31,282	1,647,623

Containers & Packaging (0.1%)
Ball Corp.	23,875	1,234,337
Bemis Co., Inc.	28,058	831,920
Owens-Illinois, Inc.*	41,984	1,380,014
Pactiv Corp.*	33,949	819,529
Sealed Air Corp.	40,395	883,035

		5,148,835

Metals & Mining (0.6%)
AK Steel Holding Corp.	24,369	520,278
Alcoa, Inc.	233,615	3,765,874
Allegheny Technologies, Inc.	22,643	1,013,727
Cliffs Natural Resources, Inc.	30,691	1,414,548
Freeport-McMoRan Copper & Gold, Inc.*	103,168	8,283,359
Newmont Mining Corp.	116,821	5,526,802
Nucor Corp.	74,676	3,483,635
Titanium Metals Corp.*	19,617	245,605
United States Steel Corp.	34,068	1,877,828

		26,131,656

	Number of Shares	Value (Note 1)

Paper & Forest Products (0.1%)
International Paper Co.	102,874	$2,754,965
MeadWestvaco Corp.	43,060	1,232,808
Weyerhaeuser Co.	49,700	2,144,058

		6,131,831

Total Materials		86,261,297

Telecommunication Services (1.6%)
Diversified Telecommunication Services (1.5%)
AT&T, Inc.	1,425,082	39,945,048
CenturyTel, Inc.	73,590	2,664,694
Frontier Communications Corp.	66,712	521,021
Qwest Communications International, Inc.	358,048	1,507,382
Verizon Communications, Inc.	684,927	22,691,632
Windstream Corp.	111,089	1,220,868

		68,550,645

Wireless Telecommunication Services (0.1%)
American Tower Corp., Class A*	95,194	4,113,333
MetroPCS Communications, Inc.*	64,767	494,172
Sprint Nextel Corp.*	724,465	2,651,542

		7,259,047

Total Telecommunication Services		75,809,692

Utilities (1.9%)
Electric Utilities (1.0%)
Allegheny Energy, Inc.	43,436	1,019,877
American Electric Power Co., Inc.	113,409	3,945,499
Duke Energy Corp.	310,893	5,350,469
Edison International	80,395	2,796,138
Entergy Corp.	45,740	3,743,362
Exelon Corp.	157,599	7,701,863
FirstEnergy Corp.	72,112	3,349,602
FPL Group, Inc.	98,487	5,202,083
Northeast Utilities	44,720	1,153,329
Pepco Holdings, Inc.	50,414	849,476
Pinnacle West Capital Corp.	26,083	954,116
PPL Corp.	88,866	2,871,261
Progress Energy, Inc.	65,931	2,703,830
Southern Co.	190,954	6,362,587

		48,003,492

Gas Utilities (0.1%)
EQT Corp.	33,025	1,450,458
Nicor, Inc.	10,852	456,869
Questar Corp.	43,589	1,811,995

		3,719,322

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	164,240	2,186,034
Constellation Energy Group, Inc.	50,221	1,766,273

		3,952,307

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Multi-Utilities (0.7%)
Ameren Corp.	59,425	$1,660,929
CenterPoint Energy, Inc.	98,429	1,428,205
CMS Energy Corp.	51,208	801,917
Consolidated Edison, Inc.	66,310	3,012,463
Dominion Resources, Inc.	142,296	5,538,160
DTE Energy Co.	41,298	1,800,180
Integrys Energy Group, Inc.	19,848	833,417
NiSource, Inc.	70,552	1,085,090
PG&E Corp.	90,864	4,057,078
Public Service Enterprise Group, Inc.	120,084	3,992,793
SCANA Corp.	28,435	1,071,431
Sempra Energy	60,558	3,390,037
TECO Energy, Inc.	55,480	899,886
Wisconsin Energy Corp.	29,505	1,470,234
Xcel Energy, Inc.	113,097	2,399,918

		33,441,738

Total Utilities		89,116,859

Total Common Stocks (52.0%) (Cost $2,287,389,231)		2,393,968,997

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Short-Term Investment (44.5%)
BlackRock Liquidity Funds TempFund 0.11%‡	$2,051,190,283	$2,051,190,283

Time Deposit (0.1%)
JPMorgan Chase Nassau 0.000%, 1/4/10	6,149,343	6,149,343

Total Short-Term Investments (44.6%) (Amortized Cost $2,057,339,626)		2,057,339,626

Total Investments (96.6%) (Cost/Amortized Cost $4,344,728,857)		4,451,308,623
Other Assets Less Liabilities (3.4%)		157,426,144

Net Assets (100%)		$4,608,734,767

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $2,394,151.

Investments in companies which were affiliates for the period ended December 31, 2009, were as follows:

Security	Market Value August 28, 2009*	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$—	$2,054,578,106	$3,387,823	$2,051,190,283	$54,679	$—

* The Portfolio commenced operations on August 28, 2009.

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
Purchases
S&P 500 E-Mini Index	39,854	March-10	$2,193,051,815	$2,213,291,890	$20,240,075

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$228,763,445	$—	$—	$228,763,445
Consumer Staples	272,115,226	—	—	272,115,226
Energy	274,390,169	—	—	274,390,169
Financials	344,399,808	—	—	344,399,808
Health Care	302,517,763	—	—	302,517,763
Industrials	245,140,222	—	—	245,140,222
Information Technology	475,454,516	—	—	475,454,516
Materials	86,261,297	—	—	86,261,297
Telecommunication Services	75,809,692	—	—	75,809,692
Utilities	89,116,859	—	—	89,116,859
Futures	20,240,075	—	—	20,240,075
Short-Term Investments	—	2,057,339,626	—	2,057,339,626

Total Assets	$2,414,209,072	$2,057,339,626	$—	$4,471,548,698

Total Liabilities	$—	$—	$—	$—

Total	$2,414,209,072	$2,057,339,626	$—	$4,471,548,698

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	20,240,075	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$20,240,075

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	82,091,479	—	—	82,091,479
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$82,091,479	$—	$—	$82,091,479

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	20,240,075	—	—	20,240,075
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$20,240,075	$—	$—	$20,240,075

The Portfolio held futures contracts with an average notional balance of approximately $1,262,356,000 during the period ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the period ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,066,684,030
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$2,923,785,103

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$151,244,415
Aggregate gross unrealized depreciation	(48,254,959)

Net unrealized appreciation	$102,989,456

Federal income tax cost of investments	$4,348,319,167

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-II

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,051,190,283)	$2,051,190,283
Unaffiliated Issuers (Cost $2,293,538,574)	2,400,118,340
Cash held as collateral at broker	179,546,000
Dividends, interest and other receivables	3,302,681
Receivable from Separate Accounts for Trust shares sold	443,398
Receivable from investment sub-advisor	34,897

Total assets	4,634,635,599

LIABILITIES
Overdraft payable	425
Variation margin payable on futures contracts	22,717,169
Investment management fees payable	1,753,410
Administrative fees payable	593,388
Payable to Separate Accounts for Trust shares redeemed	295,420
Payable for securities purchased	232,200
Trustees’ fees payable	2,027
Accrued expenses	306,793

Total liabilities	25,900,832

NET ASSETS	$4,608,734,767

Net assets were comprised of:
Paid in capital	$4,379,763,881
Accumulated undistributed net investment income (loss)	129,206
Accumulated undistributed net realized gains (losses) on investments and futures	102,021,839
Net unrealized appreciation (depreciation) on investments and futures	126,819,841

Net assets	$4,608,734,767

Class IA
Net asset value, offering and redemption price per share, $4,608,734,767 / 433,028,019 shares outstanding (unlimited amount authorized: $0.01 par value)	$10 .64

* The Portfolio commenced operations on August 28, 2009.

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2009*

INVESTMENT INCOME
Dividends	$23,489,245
Interest ($54,679 of interest income received from affiliates)	57,395

Total income	23,546,640

EXPENSES
Investment management fees	5,843,701
Administrative fees	1,981,941
Printing and mailing expenses	288,590
Professional fees	53,398
Custodian fees	6,739
Trustees’ fees	2,413
Miscellaneous	3,674

Gross expenses	8,180,456
Less: Reimbursement from sub-advisor	(34,897)

Net expenses	8,145,559

NET INVESTMENT INCOME (LOSS)	15,401,081

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	19,930,360
Futures	82,091,479

Net realized gain (loss)	102,021,839

Change in unrealized appreciation (depreciation) on:
Securities	106,579,766
Futures	20,240,075

Net change in unrealized appreciation (depreciation)	126,819,841

NET REALIZED AND UNREALIZED GAIN (LOSS)	228,841,680

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$244,242,761

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-II

STATEMENT OF CHANGES IN NET ASSETS

August 28, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$15,401,081
Net realized gain (loss) on investments and futures	102,021,839
Net change in unrealized appreciation (depreciation) on investments and futures	126,819,841

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	244,242,761

DIVIDENDS:
Dividends from net investment income
Class IA	(15,271,875)

TOTAL DIVIDENDS	(15,271,875)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 437,679,533 shares ]	4,427,319,815
Capital shares issued in reinvestment of dividends [ 1,458,443 shares ]	15,271,875
Capital shares repurchased [ (6,119,957) shares ]	(62,927,809)

Total Class IA transactions	4,379,663,881

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,379,663,881

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,608,634,767
NET ASSETS:
Beginning of period	100,000

End of period (a)	$4,608,734,767

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$129,206

* The Portfolio commenced operations on August 28, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 500 PORTFOLIO-II

FINANCIAL HIGHLIGHTS

Class IA	August 28, 2009* to December 31, 2009
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)
Net realized and unrealized gain (loss) on investments	0.64

Total from investment operations	0.68

Less distributions:
Dividends from net investment income	(0.04)

Net asset value, end of period	$10.64

Total return (b)	6.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,608,735
Ratio of expenses to average net assets:
After reimbursements (a)	0.62%
Before reimbursements (a)	0.63%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	1.19%
Before reimbursements (a)	1.18%
Portfolio turnover rate	44%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

AXA TACTICAL MANAGER 400 PORTFOLIO-I (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Life Insurance Company

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/09
Since Incept.**
Portfolio – IA Shares	28.70%
Portfolio – IB Shares*	28.56
S&P Mid Cap 400 Index	30.56

*   Date of inception 10/29/09. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/27/09

    Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 28.70% for the period May 27, 2009 through December 31, 2009. The Portfolio’s benchmark, the S&P Mid Cap 400 Index, returned 30.56% over the same period.

Investment Objective

The Portfolio seeks a total return that is comparable to that of the Standard & Poor’s Mid Cap 400 Index by investing in a combination of long and short positions based on securities included in the S&P Mid Cap 400 Index.

The Investment Strategy

The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of midcapitalization companies and tactically manages volatility using a futures and options strategy that manages the Portfolio’s equity exposure.

Portfolio Highlights

For the period ended December 31, 2009

Having underperformed dismally during October and November, smaller U.S. stocks retook considerable ground during December when the rebounding U.S. dollar restrained earnings enthusiasm for larger multinational names. The S&P Mid Cap 400 Index climbed an impressive 6.3% in the last month of the year and 37.4% for the year. Even though the December figure represents substantial outperformance, both mid caps and small caps lagged the S&P 500 Index for the whole last quarter of the year. The S&P Mid Cap 400 Index had substantial outperformance from earlier in 2009, and ended the year nearly 11 percentage points ahead of the S&P 500.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	12.6%
Information Technology	10.1
Industrials	9.8
Consumer Discretionary	9.4
Health Care	8.2
Energy	4.6
Utilities	4.5
Materials	4.3
Consumer Staples	2.7
Telecommunication Services	0.4
Cash and Other	33.4

100.0%

AXA TACTICAL MANAGER 400 PORTFOLIO-I (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class IB commenced operations on October 29, 2009, Class IA and the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/09	Expenses Paid During Period* Ended 12/31/09
Class IA
Actual	$1,000.00	$1,253.20	$3.92
Hypothetical (5% average return before expenses)	1,000.00	1,021.73	3.52
Class IB†
Actual	1,000.00	1,070.70	1.63
Hypothetical (5% average return before expenses)	1,000.00	1,020.62	4.63

†Class IB commenced operations on October 29, 2009.

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.69% and 0.91% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period for the hypothetical example and Class IA) and multiplied by 63/365 (to reflect the actual days in the period for Class IB.).

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.4%)
Auto Components (0.5%)
BorgWarner, Inc.	1,166	$38,735
Gentex Corp.	1,311	23,401

		62,136

Automobiles (0.1%)
Thor Industries, Inc.	367	11,524

Distributors (0.2%)
LKQ Corp.*	1,349	26,427

Diversified Consumer Services (1.2%)
Brink’s Home Security Holdings, Inc.*	424	13,839
Career Education Corp.*	716	16,690
Corinthian Colleges, Inc.*	905	12,462
ITT Educational Services, Inc.*	313	30,036
Matthews International Corp., Class A	273	9,672
Regis Corp.	598	9,311
Service Corp. International	2,397	19,631
Sotheby’s, Inc.	632	14,207
Strayer Education, Inc.	142	30,174

		156,022

Hotels, Restaurants & Leisure (1.2%)
Bob Evans Farms, Inc.	279	8,077
Boyd Gaming Corp.*	478	4,001
Brinker International, Inc.	1,048	15,636
Cheesecake Factory, Inc.*	624	13,472
Chipotle Mexican Grill, Inc.*	319	28,123
International Speedway Corp., Class A	269	7,653
Life Time Fitness, Inc.*	427	10,645
Panera Bread Co., Class A*	323	21,631
Scientific Games Corp., Class A*	596	8,672
Wendy’s/Arby’s Group, Inc., Class A	3,384	15,871
WMS Industries, Inc.*	535	21,400

		155,181

Household Durables (1.2%)
American Greetings Corp., Class A	411	8,956
KB Home	683	9,343
M.D.C. Holdings, Inc.	347	10,771
Mohawk Industries, Inc.*	562	26,751
NVR, Inc.*	58	41,221
Ryland Group, Inc.	400	7,880
Toll Brothers, Inc.*	1,379	25,939
Tupperware Brands Corp.	638	29,712

		160,573

Internet & Catalog Retail (0.2%)
Netflix, Inc.*	410	22,607

Media (0.5%)
DreamWorks Animation SKG, Inc., Class A*	762	30,442
Harte-Hanks, Inc.	323	3,482
John Wiley & Sons, Inc., Class A	400	16,752
Lamar Advertising Co., Class A*	505	15,700
Scholastic Corp.	225	6,712

		73,088

	Number of Shares	Value (Note 1)

Multiline Retail (0.4%)
99 Cents Only Stores*	414	$5,411
Dollar Tree, Inc.*	884	42,697
Saks, Inc.*	1,583	10,385

		58,493

Specialty Retail (3.2%)
Aaron’s, Inc.	558	15,473
Advance Auto Parts, Inc.	949	38,416
Aeropostale, Inc.*	665	22,643
American Eagle Outfitters, Inc.	2,072	35,183
AnnTaylor Stores Corp.*	612	8,348
Barnes & Noble, Inc.	418	7,971
CarMax, Inc.*	2,176	52,768
Chico’s FAS, Inc.*	1,706	23,969
Coldwater Creek, Inc.*	444	1,980
Collective Brands, Inc.*	653	14,869
Dick’s Sporting Goods, Inc.*	901	22,408
Foot Locker, Inc.	1,591	17,724
Guess?, Inc.	584	24,703
J. Crew Group, Inc.*	561	25,099
PetSmart, Inc.	1,243	33,176
Rent-A-Center, Inc.*	686	12,156
Urban Outfitters, Inc.*	1,291	45,172
Williams-Sonoma, Inc.	1,066	22,151

		424,209

Textiles, Apparel & Luxury Goods (0.7%)
Fossil, Inc.*	491	16,478
Hanesbrands, Inc.*	956	23,049
Phillips-Van Heusen Corp.	525	21,357
Timberland Co., Class A*	465	8,338
Under Armour, Inc., Class A*	390	10,635
Warnaco Group, Inc.*	463	19,534

		99,391

Total Consumer Discretionary		1,249,651

Consumer Staples (2.7%)
Beverages (0.3%)
Hansen Natural Corp.*	681	26,150
PepsiAmericas, Inc.	517	15,128

		41,278

Food & Staples Retailing (0.2%)
BJ’s Wholesale Club, Inc.*	571	18,677
Ruddick Corp.	434	11,167

		29,844

Food Products (1.0%)
Corn Products International, Inc.	763	22,303
Flowers Foods, Inc.	719	17,083
Green Mountain Coffee Roasters, Inc.*	349	28,433
Lancaster Colony Corp.	171	8,499
Ralcorp Holdings, Inc.*	571	34,094
Smithfield Foods, Inc.*	1,346	20,446
Tootsie Roll Industries, Inc.	221	6,051

		136,909

Household Products (0.7%)
Church & Dwight Co., Inc.	706	42,678
Energizer Holdings, Inc.*	697	42,712

		85,390

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Personal Products (0.4%)
Alberto-Culver Co.	805	$23,578
NBTY, Inc.*	592	25,776

		49,354

Tobacco (0.1%)
Universal Corp.	262	11,950

Total Consumer Staples		354,725

Energy (4.6%)
Energy Equipment & Services (1.9%)
Atwood Oceanics, Inc.*	575	20,614
Exterran Holdings, Inc.*	584	12,527
Helix Energy Solutions Group, Inc.*	855	10,046
Helmerich & Payne, Inc.	1,057	42,153
Oceaneering International, Inc.*	526	30,781
Patterson-UTI Energy, Inc.	1,556	23,885
Pride International, Inc.*	1,736	55,396
Superior Energy Services, Inc.*	794	19,286
Tidewater, Inc.	527	25,270
Unit Corp.*	416	17,680

		257,638

Oil, Gas & Consumable Fuels (2.7%)
Arch Coal, Inc.	1,621	36,067
Bill Barrett Corp.*	404	12,568
Cimarex Energy Co.	834	44,177
Comstock Resources, Inc.*	476	19,311
Encore Acquisition Co.*	529	25,403
Forest Oil Corp.*	1,130	25,143
Frontier Oil Corp.	1,077	12,967
Mariner Energy, Inc.*	949	11,018
Newfield Exploration Co.*	1,323	63,808
Overseas Shipholding Group, Inc.	243	10,680
Patriot Coal Corp.*	777	12,012
Plains Exploration & Production Co.*	1,388	38,392
Quicksilver Resources, Inc.*	1,125	16,886
Southern Union Co.	1,324	30,055

		358,487

Total Energy		616,125

Financials (12.6%)
Capital Markets (1.4%)
Affiliated Managers Group, Inc.*	423	28,489
Apollo Investment Corp.	1,772	16,887
Eaton Vance Corp.	1,155	35,124
Jefferies Group, Inc.*	1,196	28,381
Raymond James Financial, Inc.	999	23,746
SEI Investments Co.	1,317	23,074
Waddell & Reed Financial, Inc., Class A	810	24,737

		180,438

Commercial Banks (2.2%)
Associated Banc-Corp	1,309	14,412
BancorpSouth, Inc.	680	15,953
Bank of Hawaii Corp.	490	23,059
Cathay General Bancorp	684	5,164
City National Corp./California	444	20,246

	Number of Shares	Value (Note 1)

Commerce Bancshares, Inc./Missouri	692	$26,794
Cullen/Frost Bankers, Inc.	607	30,350
FirstMerit Corp.	889	17,904
Fulton Financial Corp.	1,808	15,766
International Bancshares Corp.	483	9,143
PacWest Bancorp	259	5,219
SVB Financial Group*	417	17,385
Synovus Financial Corp.	4,987	10,223
TCF Financial Corp.	1,161	15,813
Trustmark Corp.	592	13,344
Valley National Bancorp	1,385	19,570
Webster Financial Corp.	586	6,956
Westamerica Bancorp	269	14,895
Wilmington Trust Corp.	726	8,959

		291,155

Consumer Finance (0.1%)
AmeriCredit Corp.*	913	17,384

Diversified Financial Services (0.2%)
MSCI, Inc., Class A*	994	31,609

Insurance (2.6%)
American Financial Group, Inc./Ohio	873	21,781
Arthur J. Gallagher & Co.	958	21,565
Brown & Brown, Inc.	1,221	21,941
Everest Reinsurance Group Ltd.	620	53,122
Fidelity National Financial, Inc., Class A	2,433	32,748
First American Corp.	1,057	34,997
Hanover Insurance Group, Inc.	545	24,214
HCC Insurance Holdings, Inc.	1,190	33,284
Horace Mann Educators Corp.	556	6,950
Mercury General Corp.	411	16,136
Old Republic International Corp.	2,412	24,217
Protective Life Corp.	273	4,518
Reinsurance Group of America, Inc.	232	11,055
StanCorp Financial Group, Inc.	539	21,571
Unitrin, Inc.	158	3,484
W.R. Berkley Corp.	432	10,645

		342,228

Real Estate Investment Trusts (REITs) (4.9%)
Alexandria Real Estate Equities, Inc. (REIT)	445	28,609
AMB Property Corp. (REIT)	1,401	35,795
BRE Properties, Inc. (REIT)	559	18,492
Camden Property Trust (REIT)	606	25,676
Corporate Office Properties Trust/Maryland (REIT)	546	20,000
Cousins Properties, Inc. (REIT)	898	6,852
Duke Realty Corp. (REIT)	2,137	26,007
Equity One, Inc. (REIT)	264	4,269
Essex Property Trust, Inc. (REIT)	297	24,844
Federal Realty Investment Trust (REIT)	614	41,580
Highwoods Properties, Inc. (REIT)	725	24,179
Hospitality Properties Trust (REIT)	1,245	29,519
Liberty Property Trust (REIT)	1,082	34,635

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Macerich Co. (REIT)	963	$34,621
Mack-Cali Realty Corp. (REIT)	798	27,587
Nationwide Health Properties, Inc. (REIT)	1,101	38,733
Omega Healthcare Investors, Inc. (REIT)	787	15,307
Potlatch Corp. (REIT)	420	13,390
Rayonier, Inc. (REIT)	802	33,812
Realty Income Corp. (REIT)	1,058	27,413
Regency Centers Corp. (REIT)	814	28,539
Senior Housing Properties Trust (REIT)	1,293	28,278
SL Green Realty Corp. (REIT)	769	38,634
UDR, Inc. (REIT)	1,447	23,789
Weingarten Realty Investors (REIT)	982	19,434

		649,994

Real Estate Management & Development (0.2%)
Jones Lang LaSalle, Inc.	420	25,368

Thrifts & Mortgage Finance (1.0%)
Astoria Financial Corp.	854	10,615
First Niagara Financial Group, Inc.	1,915	26,638
New York Community Bancorp, Inc.	4,146	60,158
NewAlliance Bancshares, Inc.	963	11,566
Washington Federal, Inc.	1,147	22,183

		131,160

Total Financials		1,669,336

Health Care (8.2%)
Biotechnology (0.9%)
OSI Pharmaceuticals, Inc.*	568	17,625
United Therapeutics Corp.*	450	23,692
Vertex Pharmaceuticals, Inc.*	1,890	80,987

		122,304

Health Care Equipment & Supplies (2.6%)
Beckman Coulter, Inc.	695	45,481
Edwards Lifesciences Corp.*	555	48,202
Gen-Probe, Inc.*	462	19,820
Hill-Rom Holdings, Inc.	586	14,058
Hologic, Inc.*	2,576	37,352
IDEXX Laboratories, Inc.*	559	29,873
Immucor, Inc.*	721	14,593
Kinetic Concepts, Inc.*	627	23,607
Masimo Corp.*	484	14,723
ResMed, Inc.*	735	38,418
STERIS Corp.	606	16,950
Teleflex, Inc.	373	20,101
Thoratec Corp.*	583	15,694

		338,872

Health Care Providers & Services (2.3%)
Community Health Systems, Inc.*	893	31,791
Health Management Associates, Inc., Class A*	2,360	17,157
Health Net, Inc.*	1,043	24,291
Henry Schein, Inc.*	906	47,655
Kindred Healthcare, Inc.*	417	7,698

	Number of Shares	Value (Note 1)

LifePoint Hospitals, Inc.*	559	$18,173
Lincare Holdings, Inc.*	689	25,576
Omnicare, Inc.	1,204	29,113
Owens & Minor, Inc.	429	18,417
Psychiatric Solutions, Inc.*	578	12,219
Universal Health Services, Inc., Class B	990	30,195
VCA Antech, Inc.*	830	20,684
WellCare Health Plans, Inc.*	401	14,741

		297,710

Health Care Technology (0.4%)
Cerner Corp.*	665	54,822

Life Sciences Tools & Services (1.3%)
Affymetrix, Inc.*	601	3,510
Bio-Rad Laboratories, Inc., Class A*	179	17,266
Charles River Laboratories International, Inc.*	626	21,090
Covance, Inc.*	643	35,088
Mettler-Toledo International, Inc.*	322	33,807
Pharmaceutical Product Development, Inc.	1,193	27,964
Techne Corp.	352	24,133
Varian, Inc.*	268	13,813

		176,671

Pharmaceuticals (0.7%)
Endo Pharmaceuticals Holdings, Inc.*	1,187	24,345
Medicis Pharmaceutical Corp., Class A	609	16,473
Perrigo Co.	802	31,952
Valeant Pharmaceuticals International*	640	20,346

		93,116

Total Health Care		1,083,495

Industrials (9.8%)
Aerospace & Defense (0.4%)
Alliant Techsystems, Inc.*	334	29,482
BE Aerospace, Inc.*	961	22,584

		52,066

Airlines (0.2%)
AirTran Holdings, Inc.*	1,428	7,454
Alaska Air Group, Inc.*	363	12,546
JetBlue Airways Corp.*	2,138	11,652

		31,652

Building Products (0.1%)
Lennox International, Inc.	500	19,520

Commercial Services & Supplies (1.1%)
Brink’s Co.	498	12,121
Clean Harbors, Inc.*	211	12,578
Copart, Inc.*	635	23,260
Corrections Corp. of America*	1,104	27,103
Deluxe Corp.	543	8,031
Herman Miller, Inc.	509	8,134
HNI Corp.	419	11,577

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Mine Safety Appliances Co.	269	$7,136
Rollins, Inc.	378	7,288
Waste Connections, Inc.*	743	24,772

		142,000

Construction & Engineering (1.0%)
Aecom Technology Corp.*	1,131	31,102
Granite Construction, Inc.	352	11,848
KBR, Inc.	1,609	30,571
Shaw Group, Inc.*	841	24,179
URS Corp.*	838	37,308

		135,008

Electrical Equipment (0.9%)
AMETEK, Inc.	1,058	40,458
Hubbell, Inc., Class B	559	26,441
Regal-Beloit Corp.	377	19,581
Thomas & Betts Corp.*	534	19,112
Woodward Governor Co.	582	14,998

		120,590

Industrial Conglomerates (0.2%)
Carlisle Cos., Inc.	577	19,768

Machinery (3.7%)
AGCO Corp.*	928	30,012
Bucyrus International, Inc.	747	42,108
Crane Co.	435	13,320
Donaldson Co., Inc.	778	33,096
Federal Signal Corp.	571	3,437
Graco, Inc.	558	15,942
Harsco Corp.	812	26,171
IDEX Corp.	763	23,767
Joy Global, Inc.	1,015	52,364
Kennametal, Inc.	826	21,410
Lincoln Electric Holdings, Inc.	409	21,865
Nordson Corp.	317	19,394
Oshkosh Corp.	892	33,031
Pentair, Inc.	994	32,106
SPX Corp.	498	27,241
Terex Corp.*	1,087	21,533
Timken Co.	812	19,253
Trinity Industries, Inc.	811	14,144
Valmont Industries, Inc.	188	14,749
Wabtec Corp.	486	19,848

		484,791

Marine (0.2%)
Alexander & Baldwin, Inc.	379	12,973
Kirby Corp.*	550	19,157

		32,130

Professional Services (0.9%)
Corporate Executive Board Co.	361	8,238
FTI Consulting, Inc.*	523	24,665
Korn/Ferry International*	411	6,781
Manpower, Inc.	784	42,791
MPS Group, Inc.*	874	12,009
Navigant Consulting, Inc.*	532	7,905
Watson Wyatt Worldwide, Inc., Class A	435	20,671

		123,060

	Number of Shares	Value (Note 1)

Road & Rail (0.8%)
Con-way, Inc.	498	$17,385
J.B. Hunt Transport Services, Inc.	887	28,624
Kansas City Southern*	963	32,058
Landstar System, Inc.	475	18,416
Werner Enterprises, Inc.	474	9,380

		105,863

Trading Companies & Distributors (0.3%)
GATX Corp.	480	13,800
MSC Industrial Direct Co., Class A	412	19,364
United Rentals, Inc.*	535	5,248

		38,412

Total Industrials		1,304,860

Information Technology (10.1%)
Communications Equipment (1.3%)
3Com Corp.*	3,773	28,298
ADC Telecommunications, Inc.*	1,040	6,458
ADTRAN, Inc.	585	13,192
Ciena Corp.*	951	10,309
CommScope, Inc.*	941	24,965
F5 Networks, Inc.*	790	41,854
Palm, Inc.*	1,570	15,763
Plantronics, Inc.	501	13,016
Polycom, Inc.*	856	21,374

		175,229

Computers & Peripherals (0.3%)
Diebold, Inc.	676	19,232
NCR Corp.*	1,615	17,975

		37,207

Electronic Equipment, Instruments & Components (1.6%)
Arrow Electronics, Inc.*	1,144	33,874
Avnet, Inc.*	1,484	44,757
Ingram Micro, Inc., Class A*	1,582	27,606
Itron, Inc.*	383	25,879
National Instruments Corp.	524	15,432
Tech Data Corp.*	516	24,077
Trimble Navigation Ltd.*	1,152	29,030
Vishay Intertechnology, Inc.*	1,766	14,746

		215,401

Internet Software & Services (0.6%)
AOL, Inc.*	1,033	24,048
Digital River, Inc.*	400	10,796
Equinix, Inc.*	382	40,550
ValueClick, Inc.*	783	7,924

		83,318

IT Services (2.0%)
Acxiom Corp.*	731	9,810
Alliance Data Systems Corp.*	524	33,845
Broadridge Financial Solutions, Inc.	1,307	29,486
Convergys Corp.*	1,270	13,652
DST Systems, Inc.*	404	17,594
Gartner, Inc.*	551	9,940
Global Payments, Inc.	795	42,819
Hewitt Associates, Inc., Class A*	835	35,287

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Lender Processing Services, Inc.	940	$38,220
ManTech International Corp., Class A*	202	9,753
NeuStar, Inc., Class A*	694	15,990
SRA International, Inc., Class A*	379	7,239

		263,635

Office Electronics (0.1%)
Zebra Technologies Corp., Class A*	543	15,400

Semiconductors & Semiconductor Equipment (1.7%)
Atmel Corp.*	4,256	19,620
Cree, Inc.*	1,017	57,328
Fairchild Semiconductor International, Inc.*	1,282	12,807
Integrated Device Technology, Inc.*	1,511	9,776
International Rectifier Corp.*	658	14,555
Intersil Corp., Class A	1,141	17,503
Lam Research Corp.*	1,272	49,875
RF Micro Devices, Inc.*	2,516	12,001
Semtech Corp.*	645	10,972
Silicon Laboratories, Inc.*	429	20,738

		225,175

Software (2.5%)
ACI Worldwide, Inc.*	292	5,008
Advent Software, Inc.*	133	5,417
ANSYS, Inc.*	852	37,028
Cadence Design Systems, Inc.*	2,528	15,143
FactSet Research Systems, Inc.	401	26,414
Fair Isaac Corp.	501	10,676
Informatica Corp.*	847	21,903
Jack Henry & Associates, Inc.	790	18,265
Mentor Graphics Corp.*	1,029	9,086
MICROS Systems, Inc.*	753	23,366
Parametric Technology Corp.*	1,206	19,706
Quest Software, Inc.*	661	12,162
Rovi Corp.*	993	31,647
Solera Holdings, Inc.	661	23,803
Sybase, Inc.*	822	35,675
Synopsys, Inc.*	1,473	32,818

		328,117

Total Information Technology		1,343,482

Materials (4.3%)
Chemicals (2.1%)
Albemarle Corp.	924	33,606
Ashland, Inc.	749	29,675
Cabot Corp.	665	17,443
Cytec Industries, Inc.	495	18,028
Lubrizol Corp.	681	49,679
Minerals Technologies, Inc.	169	9,206
Olin Corp.	809	14,174
RPM International, Inc.	1,222	24,843
Scotts Miracle-Gro Co., Class A	419	16,471
Sensient Technologies Corp.	445	11,704
Terra Industries, Inc.	960	30,902
Valspar Corp.	1,024	27,791

		283,522

	Number of Shares	Value (Note 1)

Construction Materials (0.3%)
Martin Marietta Materials, Inc.	448	$40,056

Containers & Packaging (1.0%)
AptarGroup, Inc.	637	22,766
Greif, Inc., Class A	320	17,274
Packaging Corp. of America	1,046	24,068
Silgan Holdings, Inc.	257	14,875
Sonoco Products Co.	950	27,788
Temple-Inland, Inc.	1,075	22,693

		129,464

Metals & Mining (0.8%)
Carpenter Technology Corp.	456	12,289
Commercial Metals Co.	1,143	17,888
Reliance Steel & Aluminum Co.	643	27,790
Steel Dynamics, Inc.	2,148	38,063
Worthington Industries, Inc.	652	8,522

		104,552

Paper & Forest Products (0.1%)
Louisiana-Pacific Corp.*	1,139	7,950

Total Materials		565,544

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.1%)
Cincinnati Bell, Inc.*	1,814	6,258
tw telecom, Inc.*	435	7,456

		13,714

Wireless Telecommunication Services (0.3%)
Syniverse Holdings, Inc.*	671	11,729
Telephone & Data Systems, Inc.	891	30,223

		41,952

Total Telecommunication Services		55,666

Utilities (4.5%)
Electric Utilities (1.3%)
Cleco Corp.	559	15,277
DPL, Inc.	1,228	33,893
Great Plains Energy, Inc.	1,401	27,165
Hawaiian Electric Industries, Inc.	973	20,336
IDACORP, Inc.	438	13,994
NV Energy, Inc.	2,296	28,425
PNM Resources, Inc.	794	10,044
Westar Energy, Inc.	1,137	24,696

		173,830

Gas Utilities (1.6%)
AGL Resources, Inc.	803	29,286
Atmos Energy Corp.	990	29,106
Energen Corp.	755	35,334
National Fuel Gas Co.	790	39,500
ONEOK, Inc.	1,090	48,581
UGI Corp.	346	8,370
WGL Holdings, Inc.	563	18,883

		209,060

Independent Power Producers & Energy Traders (0.1%)
Dynegy, Inc., Class A*	4,656	8,427

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Multi-Utilities (1.3%)
Alliant Energy Corp.	1,163	$35,192
Black Hills Corp.	124	3,302
MDU Resources Group, Inc.	1,842	43,471
NSTAR	1,064	39,155
OGE Energy Corp.	923	34,050
Vectren Corp.	892	22,015

		177,185

Water Utilities (0.2%)
Aqua America, Inc.	1,473	25,792

Total Utilities		594,294

Total Common Stocks (66.6%) (Cost $8,569,320)		8,837,178

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Short-Term Investment (29.9%)
BlackRock Liquidity Funds TempFund 0.11%‡
(Amortized Cost $3,974,449)	$3,974,449	$3,974,449

Total Investments (96.5%) (Cost $12,543,769)		12,811,627
Other Assets Less Liabilities (3.5%)		465,506

Net Assets (100%)		$13,277,133

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

Investments in companies which were affiliates for the period ended December 31, 2009, were as follows:

Securities	Market Value May 27, 2009*	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$—	$9,833,271	$5,858,822	$3,974,449	$191	$—
EQ/Mid Cap Index Portfolio	—	52,000	52,000	—	—	5,418

	$—	$9,885,271	$5,910,822	$3,974,449	$191	$5,418

* The Portfolio commenced operations on May 27, 2009.

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400 E-Mini Index	59	March-10	$4,204,721	$4,276,910	$72,189

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$1,249,651	$—	$—	$1,249,651
Consumer Staples	354,725	—	—	354,725
Energy	616,125	—	—	616,125
Financials	1,669,336	—	—	1,669,336
Health Care	1,083,495	—	—	1,083,495
Industrials	1,304,860	—	—	1,304,860
Information Technology	1,343,482	—	—	1,343,482
Materials	565,544	—	—	565,544
Telecommunication Services	55,666	—	—	55,666
Utilities	594,294	—	—	594,294
Futures	72,189	—	—	72,189
Short-Term Investments	—	3,974,449	—	3,974,449

Total Assets	$8,909,367	$3,974,449	$—	$12,883,816

Total Liabilities	$—	$—	$—	$—

Total	$8,909,367	$3,974,449	$—	$12,883,816

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	72,189	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$72,189

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	358,082	—	—	358,082
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$358,082	$—	$—	$358,082

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	72,189	—	—	72,189
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$72,189	$—	$—	$72,189

The Portfolio held futures contracts with an average notional balance of approximately $3,122,000 during the period ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the period ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$8,824,590
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$283,426

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$318,672
Aggregate gross unrealized depreciation	(51,157)

Net unrealized appreciation	$267,515

Federal income tax cost of investments	$12,544,112

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $3,974,449)	$3,974,449
Unaffiliated Issuers (Cost $8,569,320)	8,837,178
Cash	155
Cash held as collateral at broker	385,700
Receivable from Separate Accounts for Trust shares sold	157,534
Receivable for securities sold	25,106
Dividends, interest and other receivables	5,883
Receivable from investment manager	1,559
Receivable from investment sub-advisor	153

Total assets	13,387,717

LIABILITIES
Variation margin payable on futures contracts	54,320
Payable for securities purchased	14,869
Distribution fees payable - Class IB	5
Trustees’ fees payable	4
Accrued expenses	41,386

Total liabilities	110,584

NET ASSETS	$13,277,133

Net assets were comprised of:
Paid in capital	$12,548,876
Accumulated undistributed net investment income (loss)	1,973
Accumulated undistributed net realized gains (losses) on investments and futures	386,237
Net unrealized appreciation (depreciation) on investments and futures	340,047

Net assets	$13,277,133

Class IA
Net asset value, offering and redemption price per share, $13,191,777 / 1,024,898 shares outstanding (unlimited amount authorized: $0.01 par value)	$12 .87

Class IB†
Net asset value, offering and redemption price per share, $85,356 / 6,674 shares outstanding (unlimited amount authorized: $0.01 par value)	$12 .79

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2009*

INVESTMENT INCOME
Dividends	$20,163
Interest (All interest income received from affiliates)	191

Total income	20,354

EXPENSES
Administrative fees	45,724
Professional fees	40,036
Custodian fees	11,944
Investment management fees	11,747
Printing and mailing expenses	2,575
Trustees’ fees	31
Distribution fees - Class IB	7
Miscellaneous	1,694

Gross expenses	113,758
Less: Waiver from investment advisor	(57,471)
Reimbursement from investment advisor	(37,753)
Reimbursement from sub-advisor	(153)

Net expenses	18,381

NET INVESTMENT INCOME (LOSS)	1,973

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($5,418 of realized gain (loss) from affiliates)	28,155
Futures	358,082

Net realized gain (loss)	386,237

Change in unrealized appreciation (depreciation) on:
Securities	267,858
Futures	72,189

Net change in unrealized appreciation (depreciation)	340,047

NET REALIZED AND UNREALIZED GAIN (LOSS)	726,284

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$728,257

*	The Portfolio commenced operations on May 27, 2009.
†	Class IB commenced operations on October 29, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

STATEMENT OF CHANGES IN NET ASSETS

May 27, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,973
Net realized gain (loss) on investments and futures	386,237
Net change in unrealized appreciation (depreciation) on investments and futures	340,047

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	728,257

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,015,040 shares ]	12,365,826
Capital shares repurchased [ (142) shares ]	(1,767)

Total Class IA transactions	12,364,059

Class IB†
Capital shares sold [ 6,675 shares ]	84,828
Capital shares repurchased [ (1) share ]	(11)

Total Class IB transactions	84,817

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	12,448,876

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,177,133
NET ASSETS:
Beginning of period	100,000

End of period (a)	$13,277,133

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,973

* The Portfolio commenced operations on May 27, 2009.
† Class IB commenced operations on October 29, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-I

FINANCIAL HIGHLIGHTS

Class IA	May 27, 2009* to December 31, 2009
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	(e)
Net realized and unrealized gain (loss) on investments	2.86

Total from investment operations	2.87

Net asset value, end of period	$12.87

Total return (b)	28.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,192
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.70%
Before waivers and reimbursements (a)	4.36%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.08%
Before waivers and reimbursements (a)	(3.58)%
Portfolio turnover rate	14%

Class IB	October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$11.81

Income (loss) from investment operations:
Net investment income (loss)	—	#(e)
Net realized and unrealized gain (loss) on investments	0.98

Total from investment operations	0.98

Net asset value, end of period	$12.79

Total return (b)	8.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$85
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.95	%(c)
Before waivers and reimbursements (a)	4.61	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.04%
Before waivers and reimbursements (a)	(1.47)%
Portfolio turnover rate	14%

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

AXA TACTICAL MANAGER 400 PORTFOLIO-II (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Life Insurance Company

➢	BlackRock Investment Management LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/09
Since Incept.*
Portfolio – IA Shares	6.92%
S&P Mid Cap 400 Index	10.16
* Date of inception 8/28/09 Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 6.92% for the period August 28, 2009 through December 31, 2009. The Portfolio’s benchmark, the S&P Mid Cap 400 Index, returned 10.16% over the same period.

Investment Objective

The Portfolio seeks a total return that is comparable to that of the Standard & Poor’s Mid Cap 400 Index by investing in a combination of long and short positions based on securities included in the S&P Mid Cap 400 Index.

The Investment Strategy

The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of midcapitalization companies and tactically manages volatility using a futures and options strategy that manages the Portfolio’s equity exposure.

Portfolio Highlights

For the period ended December 31, 2009

Having underperformed dismally during October and November, smaller U.S. stocks retook considerable ground during December when the rebounding U.S. dollar restrained earnings enthusiasm for larger multinational names. The S&P Mid Cap 400 Index climbed an impressive 6.3% in the last month of the year and 37.4% for the year. Even though the December figure represents substantial outperformance, both mid caps and small caps lagged the S&P 500 Index for the whole last quarter of the year. The S&P Mid Cap 400 Index had substantial outperformance from earlier in 2009, and ended the year nearly 11 percentage points ahead of the S&P 500 Index.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	10.9%
Information Technology	8.7
Industrials	8.3
Consumer Discretionary	8.0
Health Care	6.9
Energy	3.9
Utilities	3.8
Materials	3.6
Consumer Staples	2.3
Telecommunication Services	0.5
Cash and Other	43.1

100.0%

AXA TACTICAL MANAGER 400 PORTFOLIO-II (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on August 28, 2009, the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/09	Expenses Paid During Period* Ended 12/31/09
Class IA†
Actual	$1,000.00	$1,069.20	$2.23
Hypothetical (5% average return before expenses)	1,000.00	1,021.98	2.18

†Class IA commenced operations on August 28, 2009.

*   Expenses are equal to the Portfolio’s Class IA shares annualized expense ratios of 0.64% multiplied by the average account value over the period, multiplied by 123/365 for Class IA (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.0%)
Auto Components (0.4%)
BorgWarner, Inc.	81,449	$2,705,736
Gentex Corp.	95,285	1,700,837

		4,406,573

Automobiles (0.1%)
Thor Industries, Inc.	24,927	782,708

Distributors (0.2%)
LKQ Corp.*	98,885	1,937,157

Diversified Consumer Services (1.0%)
Brink’s Home Security Holdings, Inc.*	32,316	1,054,794
Career Education Corp.*	48,938	1,140,745
Corinthian Colleges, Inc.*	60,237	829,463
ITT Educational Services, Inc.*	21,847	2,096,438
Matthews International Corp., Class A	21,516	762,312
Regis Corp.	38,995	607,152
Service Corp. International	177,224	1,451,465
Sotheby’s, Inc.	47,110	1,059,033
Strayer Education, Inc.	9,742	2,070,078

		11,071,480

Hotels, Restaurants & Leisure (1.0%)
Bob Evans Farms, Inc.	22,136	640,837
Boyd Gaming Corp.*	39,592	331,385
Brinker International, Inc.	70,275	1,048,503
Cheesecake Factory, Inc.*	41,165	888,752
Chipotle Mexican Grill, Inc.*	22,026	1,941,812
International Speedway Corp., Class A	22,048	627,265
Life Time Fitness, Inc.*	28,277	704,946
Panera Bread Co., Class A*	21,937	1,469,121
Scientific Games Corp., Class A*	44,385	645,802
Wendy’s/Arby’s Group, Inc., Class A	254,684	1,194,468
WMS Industries, Inc.*	36,525	1,461,000

		10,953,891

Household Durables (1.0%)
American Greetings Corp., Class A	26,780	583,536
KB Home	52,269	715,040
M.D.C. Holdings, Inc.	25,965	805,954
Mohawk Industries, Inc.*	39,282	1,869,823
NVR, Inc.*	4,175	2,967,214
Ryland Group, Inc.	29,931	589,641
Toll Brothers, Inc.*	96,053	1,806,757
Tupperware Brands Corp.	44,212	2,058,953

		11,396,918

Internet & Catalog Retail (0.1%)
Netflix, Inc.*	30,309	1,671,238

Media (0.5%)
DreamWorks Animation SKG, Inc., Class A*	51,992	2,077,080
Harte-Hanks, Inc.	27,516	296,623

	Number of Shares	Value (Note 1)

John Wiley & Sons, Inc., Class A	30,291	$1,268,587
Lamar Advertising Co., Class A*	37,371	1,161,864
Scholastic Corp.	17,444	520,355

		5,324,509

Multiline Retail (0.4%)
99 Cents Only Stores*	30,565	399,484
Dollar Tree, Inc.*	61,783	2,984,119
Saks, Inc.*	109,625	719,140

		4,102,743

Specialty Retail (2.7%)
Aaron’s, Inc.	38,227	1,060,035
Advance Auto Parts, Inc.	66,507	2,692,203
Aeropostale, Inc.*	46,286	1,576,038
American Eagle Outfitters, Inc.	145,490	2,470,420
AnnTaylor Stores Corp.*	40,329	550,088
Barnes & Noble, Inc.	27,096	516,721
CarMax, Inc.*	154,593	3,748,880
Chico’s FAS, Inc.*	123,169	1,730,524
Coldwater Creek, Inc.*	42,265	188,502
Collective Brands, Inc.*	44,132	1,004,886
Dick’s Sporting Goods, Inc.*	61,581	1,531,520
Foot Locker, Inc.	107,683	1,199,589
Guess?, Inc.	40,740	1,723,302
J. Crew Group, Inc.*	38,779	1,734,972
PetSmart, Inc.	85,663	2,286,345
Rent-A-Center, Inc.*	45,206	801,050
Urban Outfitters, Inc.*	90,844	3,178,632
Williams-Sonoma, Inc.	73,132	1,519,683

		29,513,390

Textiles, Apparel & Luxury Goods (0.6%)
Fossil, Inc.*	33,842	1,135,738
Hanesbrands, Inc.*	66,461	1,602,375
Phillips-Van Heusen Corp.	35,764	1,454,879
Timberland Co., Class A*	31,395	562,912
Under Armour, Inc., Class A*	26,593	725,191
Warnaco Group, Inc.*	31,635	1,334,681

		6,815,776

Total Consumer Discretionary		87,976,383

Consumer Staples (2.3%)
Beverages (0.3%)
Hansen Natural Corp.*	49,863	1,914,739
PepsiAmericas, Inc.	39,531	1,156,677

		3,071,416

Food & Staples Retailing (0.2%)
BJ’s Wholesale Club, Inc.*	38,401	1,256,097
Ruddick Corp.	27,850	716,580

		1,972,677

Food Products (0.9%)
Corn Products International, Inc.	52,607	1,537,703
Flowers Foods, Inc.	52,982	1,258,852

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Green Mountain Coffee Roasters, Inc.*	24,496	$1,995,689
Lancaster Colony Corp.	13,762	683,972
Ralcorp Holdings, Inc.*	39,389	2,351,917
Smithfield Foods, Inc.*	98,623	1,498,083
Tootsie Roll Industries, Inc.	18,820	515,292

		9,841,508

Household Products (0.5%)
Church & Dwight Co., Inc.	48,928	2,957,697
Energizer Holdings, Inc.*	48,688	2,983,601

		5,941,298

Personal Products (0.3%)
Alberto-Culver Co.	58,748	1,720,729
NBTY, Inc.*	43,358	1,887,807

		3,608,536

Tobacco (0.1%)
Universal Corp.	16,934	772,360

Total Consumer Staples		25,207,795

Energy (3.9%)
Energy Equipment & Services (1.6%)
Atwood Oceanics, Inc.*	39,210	1,405,679
Exterran Holdings, Inc.*	43,165	925,889
Helix Energy Solutions Group, Inc.*	64,330	755,878
Helmerich & Payne, Inc.	74,113	2,955,626
Oceaneering International, Inc.*	37,981	2,222,648
Patterson-UTI Energy, Inc.	108,055	1,658,644
Pride International, Inc.*	122,174	3,898,572
Seahawk Drilling, Inc.*	245	5,522
Superior Energy Services, Inc.*	54,881	1,333,060
Tidewater, Inc.	35,762	1,714,788
Unit Corp.*	28,369	1,205,683

		18,081,989

Oil, Gas & Consumable Fuels (2.3%)
Arch Coal, Inc.	113,502	2,525,419
Bill Barrett Corp.*	26,594	827,339
Cimarex Energy Co.	58,432	3,095,143
Comstock Resources, Inc.*	32,313	1,310,938
Encore Acquisition Co.*	38,934	1,869,611
Forest Oil Corp.*	78,605	1,748,961
Frontier Oil Corp.	72,043	867,398
Mariner Energy, Inc.*	71,683	832,240
Newfield Exploration Co.*	93,033	4,486,982
Overseas Shipholding Group, Inc.	15,872	697,574
Patriot Coal Corp.*	51,395	794,567
Plains Exploration & Production Co.*	97,431	2,694,941
Quicksilver Resources, Inc.*	81,894	1,229,229
Southern Union Co.	87,171	1,978,782

		24,959,124

Total Energy		43,041,113

	Number of Shares	Value (Note 1)

Financials (10.9%)
Capital Markets (1.1%)
Affiliated Managers Group, Inc.*	29,068	$1,957,730
Apollo Investment Corp.	122,371	1,166,196
Eaton Vance Corp.	82,161	2,498,516
Jefferies Group, Inc.*	83,454	1,980,363
Raymond James Financial, Inc.	69,225	1,645,478
SEI Investments Co.	91,146	1,596,878
Waddell & Reed Financial, Inc., Class A	58,810	1,796,057

		12,641,218

Commercial Banks (1.9%)
Associated Banc-Corp	88,071	969,662
BancorpSouth, Inc.	51,720	1,213,351
Bank of Hawaii Corp.	33,060	1,555,804
Cathay General Bancorp	41,696	314,805
City National Corp./California	29,631	1,351,174
Commerce Bancshares, Inc./Missouri	51,290	1,985,949
Cullen/Frost Bankers, Inc.	41,475	2,073,750
First Horizon National Corp.*	418	5,603
FirstMerit Corp.	58,911	1,186,467
Fulton Financial Corp.	124,109	1,082,230
International Bancshares Corp.	36,851	697,589
PacWest Bancorp	20,133	405,680
SVB Financial Group*	28,277	1,178,868
Synovus Financial Corp.	340,048	697,098
TCF Financial Corp.	76,773	1,045,648
Trustmark Corp.	39,801	897,115
Valley National Bancorp	102,274	1,445,132
Webster Financial Corp.	51,971	616,896
Westamerica Bancorp	19,912	1,102,527
Wilmington Trust Corp.	48,996	604,611

		20,429,959

Consumer Finance (0.1%)
AmeriCredit Corp.*	67,373	1,282,782

Diversified Financial Services (0.2%)
MSCI, Inc., Class A*	71,476	2,272,937

Insurance (2.5%)
American Financial Group, Inc./Ohio	55,727	1,390,389
Arthur J. Gallagher & Co.	71,439	1,608,092
Brown & Brown, Inc.	82,794	1,487,808
Everest Reinsurance Group Ltd.	41,911	3,590,935
Fidelity National Financial, Inc., Class A	159,097	2,141,446
First American Corp.	69,666	2,306,641
Hanover Insurance Group, Inc.	35,251	1,566,202
HCC Insurance Holdings, Inc.	78,877	2,206,190
Horace Mann Educators Corp.	28,258	353,225
Mercury General Corp.	25,273	992,218
Old Republic International Corp.	168,783	1,694,581
Protective Life Corp.	60,410	999,786
Reinsurance Group of America, Inc.	51,156	2,437,583

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

StanCorp Financial Group, Inc.	34,614	$1,385,252
Unitrin, Inc.	35,299	778,343
W.R. Berkley Corp.	94,721	2,333,925

		27,272,616

Real Estate Investment Trusts (REITs) (4.1%)
Alexandria Real Estate Equities, Inc. (REIT)	30,530	1,962,774
AMB Property Corp. (REIT)	102,411	2,616,601
BRE Properties, Inc. (REIT)	37,800	1,250,424
Camden Property Trust (REIT)	44,172	1,871,568
Corporate Office Properties Trust/Maryland (REIT)	41,011	1,502,233
Cousins Properties, Inc. (REIT)	68,160	520,061
Duke Realty Corp. (REIT)	156,994	1,910,617
Equity One, Inc. (REIT)	24,004	388,145
Essex Property Trust, Inc. (REIT)	20,101	1,681,449
Federal Realty Investment Trust (REIT)	42,576	2,883,247
Highwoods Properties, Inc. (REIT)	50,031	1,668,534
Hospitality Properties Trust (REIT)	85,977	2,038,515
Liberty Property Trust (REIT)	78,612	2,516,370
Macerich Co. (REIT)	68,250	2,453,593
Mack-Cali Realty Corp. (REIT)	54,419	1,881,265
Nationwide Health Properties, Inc. (REIT)	78,147	2,749,211
Omega Healthcare Investors, Inc. (REIT)	58,237	1,132,710
Potlatch Corp. (REIT)	27,189	866,785
Rayonier, Inc. (REIT)	54,787	2,309,820
Realty Income Corp. (REIT)	71,904	1,863,032
Regency Centers Corp. (REIT)	55,786	1,955,857
Senior Housing Properties Trust (REIT)	87,762	1,919,355
SL Green Realty Corp. (REIT)	53,934	2,709,644
UDR, Inc. (REIT)	105,468	1,733,894
Weingarten Realty Investors (REIT)	73,213	1,448,885

		45,834,589

Real Estate Management & Development (0.2%)
Jones Lang LaSalle, Inc.	29,059	1,755,164

Thrifts & Mortgage Finance (0.8%)
Astoria Financial Corp.	58,043	721,475
First Niagara Financial Group, Inc.	129,622	1,803,042
New York Community Bancorp, Inc.	291,091	4,223,730
NewAlliance Bancshares, Inc.	75,311	904,485
Washington Federal, Inc.	77,219	1,493,415

		9,146,147

Total Financials		120,635,412

	Number of Shares	Value (Note 1)

Health Care (6.9%)
Biotechnology (0.8%)
OSI Pharmaceuticals, Inc.*	39,977	$1,240,487
United Therapeutics Corp.*	32,557	1,714,126
Vertex Pharmaceuticals, Inc.*	134,726	5,773,009

		8,727,622

Health Care Equipment & Supplies (2.2%)
Beckman Coulter, Inc.	48,207	3,154,666
Edwards Lifesciences Corp.*	39,615	3,440,563
Gen-Probe, Inc.*	34,098	1,462,804
Hill-Rom Holdings, Inc.	44,258	1,061,749
Hologic, Inc.*	180,295	2,614,278
IDEXX Laboratories, Inc.*	41,085	2,195,582
Immucor, Inc.*	48,142	974,394
Kinetic Concepts, Inc.*	42,851	1,613,340
Masimo Corp.*	36,590	1,113,068
ResMed, Inc.*	52,264	2,731,839
STERIS Corp.	40,446	1,131,275
Teleflex, Inc.	28,039	1,511,022
Thoratec Corp.*	40,007	1,076,988

		24,081,568

Health Care Providers & Services (1.9%)
Community Health Systems, Inc.*	64,436	2,293,922
Health Management Associates, Inc., Class A*	173,848	1,263,875
Health Net, Inc.*	72,868	1,697,096
Henry Schein, Inc.*	62,866	3,306,752
Kindred Healthcare, Inc.*	27,815	513,465
LifePoint Hospitals, Inc.*	37,844	1,230,308
Lincare Holdings, Inc.*	47,055	1,746,682
Omnicare, Inc.	82,375	1,991,827
Owens & Minor, Inc.	28,980	1,244,111
Psychiatric Solutions, Inc.*	39,587	836,869
Universal Health Services, Inc., Class B	67,955	2,072,627
VCA Antech, Inc.*	59,943	1,493,780
WellCare Health Plans, Inc.*	29,094	1,069,495

		20,760,809

Health Care Technology (0.3%)
Cerner Corp.*	47,573	3,921,918

Life Sciences Tools & Services (1.1%)
Affymetrix, Inc.*	51,505	300,789
Bio-Rad Laboratories, Inc., Class A*	13,504	1,302,596
Charles River Laboratories International, Inc.*	46,200	1,556,478
Covance, Inc.*	44,332	2,419,197
Mettler-Toledo International, Inc.*	23,678	2,485,953
Pharmaceutical Product Development, Inc.	81,525	1,910,946
Techne Corp.	26,189	1,795,518
Varian, Inc.*	20,362	1,049,458

		12,820,935

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Pharmaceuticals (0.6%)
Endo Pharmaceuticals Holdings, Inc.*	80,871	$1,658,664
Medicis Pharmaceutical Corp., Class A	40,680	1,100,394
Perrigo Co.	55,548	2,213,033
Valeant Pharmaceuticals International*	46,767	1,486,723

		6,458,814

Total Health Care		76,771,666

Industrials (8.3%)
Aerospace & Defense (0.3%)
Alliant Techsystems, Inc.*	22,759	2,008,937
BE Aerospace, Inc.*	70,928	1,666,808

		3,675,745

Airlines (0.2%)
AirTran Holdings, Inc.*	91,783	479,107
Alaska Air Group, Inc.*	24,149	834,590
JetBlue Airways Corp.*	143,649	782,887

		2,096,584

Building Products (0.1%)
Lennox International, Inc.	33,618	1,312,447

Commercial Services & Supplies (0.9%)
Brink’s Co.	32,781	797,889
Clean Harbors, Inc.*	16,161	963,357
Copart, Inc.*	47,242	1,730,474
Corrections Corp. of America*	79,692	1,956,439
Deluxe Corp.	36,392	538,238
Herman Miller, Inc.	39,703	634,454
HNI Corp.	31,720	876,424
Mine Safety Appliances Co.	21,447	568,989
Rollins, Inc.	31,403	605,450
Waste Connections, Inc.*	54,550	1,818,697

		10,490,411

Construction & Engineering (0.8%)
Aecom Technology Corp.*	78,096	2,147,640
Granite Construction, Inc.	23,159	779,532
KBR, Inc.	112,120	2,130,280
Shaw Group, Inc.*	58,050	1,668,937
URS Corp.*	58,200	2,591,064

		9,317,453

Electrical Equipment (0.8%)
AMETEK, Inc.	75,405	2,883,487
Hubbell, Inc., Class B	40,752	1,927,569
Regal-Beloit Corp.	25,402	1,319,380
Thomas & Betts Corp.*	36,073	1,291,053
Woodward Governor Co.	39,904	1,028,326

		8,449,815

Industrial Conglomerates (0.1%)
Carlisle Cos., Inc.	43,024	1,474,002

Machinery (3.1%)
AGCO Corp.*	63,849	2,064,877
Bucyrus International, Inc.	52,485	2,958,579
Crane Co.	33,155	1,015,206

	Number of Shares	Value (Note 1)

Donaldson Co., Inc.	53,881	$2,292,098
Federal Signal Corp.	35,815	215,606
Graco, Inc.	42,302	1,208,568
Harsco Corp.	56,265	1,813,421
IDEX Corp.	56,807	1,769,538
Joy Global, Inc.	71,372	3,682,081
Kennametal, Inc.	57,105	1,480,162
Lincoln Electric Holdings, Inc.	29,966	1,601,982
Nordson Corp.	23,687	1,449,171
Oshkosh Corp.	62,401	2,310,709
Pentair, Inc.	67,775	2,189,133
SPX Corp.	33,930	1,855,971
Terex Corp.*	74,669	1,479,193
Timken Co.	55,819	1,323,468
Trinity Industries, Inc.	54,490	950,306
Valmont Industries, Inc.	13,824	1,084,493
Wabtec Corp.	32,900	1,343,636

		34,088,198

Marine (0.2%)
Alexander & Baldwin, Inc.	29,051	994,416
Kirby Corp.*	37,978	1,322,774

		2,317,190

Professional Services (0.8%)
Corporate Executive Board Co.	24,184	551,879
FTI Consulting, Inc.*	35,872	1,691,724
Korn/Ferry International*	31,228	515,262
Manpower, Inc.	54,533	2,976,411
MPS Group, Inc.*	65,583	901,110
Navigant Consulting, Inc.*	35,132	522,061
Watson Wyatt Worldwide, Inc., Class A	30,090	1,429,877

		8,588,324

Road & Rail (0.7%)
Con-way, Inc.	33,912	1,183,868
J.B. Hunt Transport Services, Inc.	60,708	1,959,047
Kansas City Southern*	66,503	2,213,885
Landstar System, Inc.	35,044	1,358,656
Werner Enterprises, Inc.	29,677	587,308

		7,302,764

Trading Companies & Distributors (0.3%)
GATX Corp.	31,552	907,120
MSC Industrial Direct Co., Class A	30,907	1,452,629
United Rentals, Inc.*	42,862	420,476

		2,780,225

Total Industrials		91,893,158

Information Technology (8.7%)
Communications Equipment (1.1%)
3Com Corp.*	274,419	2,058,142
ADC Telecommunications, Inc.*	65,618	407,488
ADTRAN, Inc.	38,259	862,740
Ciena Corp.*	64,912	703,646
CommScope, Inc.*	65,008	1,724,662

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

F5 Networks, Inc.*	55,370	$2,933,503
Palm, Inc.*	115,291	1,157,522
Plantronics, Inc.	34,546	897,505
Polycom, Inc.*	58,037	1,449,184

		12,194,392

Computers & Peripherals (0.2%)
Diebold, Inc.	46,555	1,324,490
NCR Corp.*	109,727	1,221,261

		2,545,751

Electronic Equipment, Instruments & Components (1.4%)
Arrow Electronics, Inc.*	82,951	2,456,179
Avnet, Inc.*	105,735	3,188,968
Ingram Micro, Inc., Class A*	114,318	1,994,849
Itron, Inc.*	27,677	1,870,135
National Instruments Corp.	40,135	1,181,976
Tech Data Corp.*	35,124	1,638,886
Trimble Navigation Ltd.*	84,080	2,118,816
Vishay Intertechnology, Inc.*	131,529	1,098,267

		15,548,076

Internet Software & Services (0.6%)
AOL, Inc.*	75,640	1,760,899
Digital River, Inc.*	26,673	719,904
Equinix, Inc.*	27,242	2,891,739
ValueClick, Inc.*	60,893	616,237

		5,988,779

IT Services (1.7%)
Acxiom Corp.*	54,151	726,707
Alliance Data Systems Corp.*	36,346	2,347,588
Broadridge Financial Solutions, Inc.	95,297	2,149,900
Convergys Corp.*	84,383	907,117
DST Systems, Inc.*	26,924	1,172,540
Gartner, Inc.*	42,424	765,329
Global Payments, Inc.	56,487	3,042,390
Hewitt Associates, Inc., Class A*	58,158	2,457,757
Lender Processing Services, Inc.	66,878	2,719,260
ManTech International Corp., Class A*	15,700	757,996
NeuStar, Inc., Class A*	52,333	1,205,752
SRA International, Inc., Class A*	30,719	586,733

		18,839,069

Office Electronics (0.1%)
Zebra Technologies Corp., Class A*	41,726	1,183,349

Semiconductors & Semiconductor Equipment (1.5%)
Atmel Corp.*	319,363	1,472,263
Cree, Inc.*	72,337	4,077,637
Fairchild Semiconductor International, Inc.*	85,012	849,270
Integrated Device Technology, Inc.*	113,265	732,824
International Rectifier Corp.*	50,291	1,112,437
Intersil Corp., Class A	84,334	1,293,684
Lam Research Corp.*	89,002	3,489,768

	Number of Shares	Value (Note 1)

RF Micro Devices, Inc.*	184,427	$879,717
Semtech Corp.*	41,957	713,689
Silicon Laboratories, Inc.*	31,601	1,527,592

		16,148,881

Software (2.1%)
ACI Worldwide, Inc.*	24,478	419,798
Advent Software, Inc.*	11,216	456,828
ANSYS, Inc.*	61,795	2,685,611
Cadence Design Systems, Inc.*	188,357	1,128,258
FactSet Research Systems, Inc.	29,079	1,915,434
Fair Isaac Corp.	34,038	725,350
Informatica Corp.*	61,477	1,589,795
Jack Henry & Associates, Inc.	59,546	1,376,703
Mentor Graphics Corp.*	69,611	614,665
MICROS Systems, Inc.*	56,188	1,743,514
Parametric Technology Corp.*	81,191	1,326,661
Quest Software, Inc.*	42,289	778,117
Rovi Corp.*	71,574	2,281,063
Solera Holdings, Inc.	48,979	1,763,734
Sybase, Inc.*	56,579	2,455,529
Synopsys, Inc.*	100,720	2,244,042

		23,505,102

Total Information Technology		95,953,399

Materials (3.6%)
Chemicals (1.8%)
Albemarle Corp.	64,263	2,337,245
Ashland, Inc.	51,987	2,059,725
Cabot Corp.	45,521	1,194,016
Cytec Industries, Inc.	33,667	1,226,152
Lubrizol Corp.	47,533	3,467,532
Minerals Technologies, Inc.	13,383	728,972
Olin Corp.	54,102	947,867
RPM International, Inc.	89,035	1,810,082
Scotts Miracle-Gro Co., Class A	31,679	1,245,302
Sensient Technologies Corp.	34,742	913,715
Terra Industries, Inc.	69,776	2,246,089
Valspar Corp.	70,901	1,924,253

		20,100,950

Construction Materials (0.3%)
Martin Marietta Materials, Inc.	31,224	2,791,738

Containers & Packaging (0.8%)
AptarGroup, Inc.	47,558	1,699,723
Greif, Inc., Class A	24,127	1,302,375
Packaging Corp. of America	70,979	1,633,227
Silgan Holdings, Inc.	18,710	1,082,935
Sonoco Products Co.	70,242	2,054,578
Temple-Inland, Inc.	73,970	1,561,507

		9,334,345

Metals & Mining (0.6%)
Carpenter Technology Corp.	30,211	814,186
Commercial Metals Co.	79,274	1,240,638
Reliance Steel & Aluminum Co.	44,264	1,913,090
Steel Dynamics, Inc.	150,953	2,674,887
Worthington Industries, Inc.	41,398	541,072

		7,183,873

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Paper & Forest Products (0.1%)
Louisiana-Pacific Corp.*	85,157	$594,396

Total Materials		40,005,302

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.2%)
Cincinnati Bell, Inc.*	144,929	500,005
tw telecom, Inc.*	102,382	1,754,828

		2,254,833

Wireless Telecommunication Services (0.3%)
Syniverse Holdings, Inc.*	48,776	852,604
Telephone & Data Systems, Inc.	65,926	2,236,210

		3,088,814

Total Telecommunication Services		5,343,647

Utilities (3.8%)
Electric Utilities (1.1%)
Cleco Corp.	42,568	1,163,383
DPL, Inc.	82,910	2,288,316
Great Plains Energy, Inc.	93,176	1,806,683
Hawaiian Electric Industries, Inc.	64,934	1,357,121
IDACORP, Inc.	33,715	1,077,194
NV Energy, Inc.	162,126	2,007,120
PNM Resources, Inc.	59,250	749,512
Westar Energy, Inc.	75,105	1,631,281

		12,080,610

Gas Utilities (1.4%)
AGL Resources, Inc.	54,265	1,979,045
Atmos Energy Corp.	64,999	1,910,971
Energen Corp.	50,284	2,353,291
National Fuel Gas Co.	56,340	2,817,000
ONEOK, Inc.	73,736	3,286,413
UGI Corp.	76,638	1,853,873
WGL Holdings, Inc.	34,371	1,152,803

		15,353,396

	Number of Shares	Value (Note 1)

Independent Power Producers & Energy Traders (0.1%)
Dynegy, Inc., Class A*	348,533	$630,845

Multi-Utilities (1.1%)
Alliant Energy Corp.	76,621	2,318,551
Black Hills Corp.	27,755	739,116
MDU Resources Group, Inc.	130,854	3,088,154
NSTAR	73,967	2,721,986
OGE Energy Corp.	67,056	2,473,696
Vectren Corp.	57,219	1,412,165

		12,753,668

Water Utilities (0.1%)
Aqua America, Inc.	93,728	1,641,177

Total Utilities		42,459,696

Total Common Stocks (56.9%) (Cost $600,954,870)		629,287,571

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investment (39.9%)
BlackRock Liquidity Funds
TempFund 0.11%,‡	$441,334,009	441,334,009

Time Deposit (0.1%)
JPMorgan Chase Nassau 0.000%, 1/4/10	915,740	915,740

Total Short-Term Investments (40.0%) (Amortized Cost $442,249,749)		442,249,749

Total Investments (96.9%) (Cost/Amortized Cost $1,043,204,619)		1,071,537,320
Other Assets Less Liabilities (3.1%)		33,739,211

Net Assets (100%)		$1,105,276,531

*	Non-income producing.

‡	Affiliated company as defined under the Investment Company Act of 1940.

Investments in companies which were affiliates for the period ended December 31, 2009, were as follows:

Security	Market Value August 28, 2009*	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$—	$443,092,300	$1,758,291	$441,334,009	$11,730	$—

* The Portfolio commenced operations on August 28, 2009.

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	1,593	March-10	$94,718,484	$99,387,270	$4,668,786
S&P 500 E-Mini Index	1,723	March-10	94,819,661	95,686,805	867,144
S&P MidCap 400 E-Mini Index	3,870	March-10	270,644,940	280,536,300	9,891,360

					$15,427,290

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$87,976,383	$—	$—	$87,976,383
Consumer Staples	25,207,795	—	—	25,207,795
Energy	43,041,113	—	—	43,041,113
Financials	120,635,412	—	—	120,635,412
Health Care	76,771,666	—	—	76,771,666
Industrials	91,893,158	—	—	91,893,158
Information Technology	95,953,399	—	—	95,953,399
Materials	40,005,302	—	—	40,005,302
Telecommunication Services	5,343,647	—	—	5,343,647
Utilities	42,459,696	—	—	42,459,696
Futures	15,427,290	—	—	15,427,290
Short-Term Investments	—	442,249,749	—	442,249,749

Total Assets	$644,714,861	$442,249,749	$—	$1,086,964,610

Total Liabilities	$—	$—	$—	$—

Total	$644,714,861	$442,249,749	$–	$1,086,964,610

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	15,427,290	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$15,427,290

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	14,771,352	—	—	14,771,352
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$14,771,352	$—	$—	$14,771,352

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	15,427,290	—	—	15,427,290
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$15,427,290	$—	$—	$15,427,290

The Portfolio held futures contracts with an average notional balance of approximately $251,915,000 during the period ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the period ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$537,061,789
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$980,789,435

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$44,500,480
Aggregate gross unrealized depreciation	(16,651,496)

Net unrealized appreciation	$27,848,984

Federal income tax cost of investments	$1,043,688,336

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-II

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $441,334,009)	$441,334,009
Unaffiliated Issuers (Cost $601,870,610)	630,203,311
Cash	412
Cash held as collateral at broker	38,605,000
Receivable for securities sold	1,847,162
Dividends, interest and other receivables	631,212
Receivable from Separate Accounts for Trust shares sold	18,925
Receivable from investment sub-advisor	7,449

Total assets	1,112,647,480

LIABILITIES
Variation margin payable on futures contracts	5,625,254
Payable for securities purchased	1,082,580
Investment management fees payable	415,527
Administrative fees payable	147,427
Payable to Separate Accounts for Trust shares redeemed	21,907
Trustees’ fees payable	478
Accrued expenses	77,776

Total liabilities	7,370,949

NET ASSETS	$1,105,276,531

Net assets were comprised of:
Paid in capital	$1,047,452,742
Accumulated undistributed net investment income (loss)	49,985
Accumulated undistributed net realized gains (losses) on investments and futures	14,013,813
Net unrealized appreciation (depreciation) on investments and futures	43,759,991

Net assets	$1,105,276,531

Class IA
Net asset value, offering and redemption price per share, $1,105,276,531 / 103,586,086 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.67

*	The Portfolio commenced operations on August 28, 2009.

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2009*

INVESTMENT INCOME
Dividends	$4,351,449
Interest ($11,730 of interest income received from affiliates)	12,150

Total income	4,363,599

EXPENSES
Investment management fees	1,443,145
Administrative fees	515,089
Printing and mailing expenses	67,995
Professional fees	43,156
Custodian fees	6,739
Trustees’ fees	577
Miscellaneous	1,174

Gross expenses	2,077,875
Less: Reimbursement from sub-advisor	(7,449)

Net expenses	2,070,426

NET INVESTMENT INCOME (LOSS)	2,293,173

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(757,539)
Futures	14,771,352

Net realized gain (loss)	14,013,813

Change in unrealized appreciation (depreciation) on:
Securities	28,332,701
Futures	15,427,290

Net change in unrealized appreciation (depreciation)	43,759,991

NET REALIZED AND UNREALIZED GAIN (LOSS)	57,773,804

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$60,066,977

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-II

STATEMENT OF CHANGES IN NET ASSETS

August 28, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,293,173
Net realized gain (loss) on investments and futures	14,013,813
Net change in unrealized appreciation (depreciation) on investments and futures	43,759,991

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	60,066,977

DIVIDENDS:
Dividends from net investment income
Class IA	(2,243,188)

TOTAL DIVIDENDS	(2,243,188)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [108,496,961 shares ]	1,096,667,854
Capital shares issued in reinvestment of dividends [ 214,656 shares ]	2,243,188
Capital shares repurchased [ (5,135,531) shares ]	(51,558,300)

Total Class IA transactions	1,047,352,742

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,047,352,742

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,105,176,531
NET ASSETS:
Beginning of period	100,000

End of period (a)	$1,105,276,531

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$49,985

* The Portfolio commenced operations on August 28, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 400 PORTFOLIO-II

FINANCIAL HIGHLIGHTS

Class IA	August 28, 2009* to December 31, 2009
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)
Net realized and unrealized gain (loss) on investments	0.67

Total from investment operations	0.69

Less distributions:
Dividends from net investment income	(0.02)

Net asset value, end of period	$10.67

Total return (b)	6.92%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,105,277
Ratio of expenses to average net assets:
After reimbursements (a)	0.64%
Before reimbursements (a)	0.65%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.72%
Before reimbursements (a)	0.71%
Portfolio turnover rate	84%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

AXA TACTICAL MANAGER 2000 PORTFOLIO-I (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Life Insurance Company

➢	BlackRock Investment Management LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/09
Since Incept.**
Portfolio – IA Shares	27.55%
Portfolio – IB Shares*	27.36
Russell 2000® Index	28.77

*   Date of inception 10/29/09. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/27/09

    Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 27.55% for the period May 27, 2009 through December 31, 2009. The Portfolio’s benchmark, the Russell 2000® Index, returned 28.77% over the same period.

Investment Objective

The Portfolio seeks a total return that is comparable to that of the Russell 2000® Index by investing in a combination of long and short positions based on securities included in the Russell 2000® Index.

The Investment Strategy

The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of small-capitalization companies and tactically manages volatility using a futures and options strategy that manages the Portfolio’s equity exposure.

Portfolio Highlights

For the period ended December 31, 2009

As the year progressed, there was growing confidence that the financial crisis was over, that an economic recovery was under way and that corporate earnings would soon fuel equity-market gains. Despite poor results in the first quarter, the Russell 2000® Index ended the fourth quarter up 3.9% and the year up 27.2%. As hopes for a recovery rose, the stocks that had fared worst during the crisis outperformed. Cyclical sectors led by extraordinarily wide margins, while financials trailed. Stocks with higher balance-sheet leverage also outperformed as fears faded. The dispersion of returns for stocks within and across sectors was unusually wide.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	13.4%
Information Technology	12.2
Industrials	10.4
Health Care	9.6
Consumer Discretionary	9.3
Energy	3.4
Materials	3.2
Consumer Staples	2.3
Utilities	2.2
Telecommunication Services	0.7
Cash and Other	33.3

100.0%

AXA TACTICAL MANAGER 2000 PORTFOLIO-I (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class IB commenced operations on October 29, 2009, Class IA and the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/09	Expenses Paid During Period* Ended 12/31/09
Class IA
Actual	$1,000.00	$1,230.00	$3.93
Hypothetical (5% average return before expenses)	1,000.00	1,021.68	3.57
Class IB†
Actual	1,000.00	1,080.50	1.62
Hypothetical (5% average return before expenses)	1,000.00	1,020.67	4.58

†Class IB commenced operations on October 29, 2009.

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.90% respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period for the hypothetical example and Class IA) and multiplied by 63/365 (to reflect the actual days in the period for Class IB.).

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.3%)
Auto Components (0.6%)
American Axle & Manufacturing Holdings, Inc.*	1,912	$15,334
Amerigon, Inc.*	767	6,090
ArvinMeritor, Inc.*	3,063	34,244
China Automotive Systems, Inc.*	147	2,750
Cooper Tire & Rubber Co.	2,224	44,591
Dana Holding Corp.*	5,643	61,170
Dorman Products, Inc.*	416	6,515
Drew Industries, Inc.*	631	13,030
Exide Technologies, Inc.*	2,218	15,770
Fuel Systems Solutions, Inc.*	499	20,579
Hawk Corp., Class A*	158	2,782
Modine Manufacturing Co.*	1,697	20,093
Raser Technologies, Inc.*	2,411	2,990
Spartan Motors, Inc.	1,169	6,581
Standard Motor Products, Inc.*	569	4,848
Stoneridge, Inc.*	512	4,613
Superior Industries International, Inc.	734	11,230
Tenneco, Inc.*	2,431	43,102
Wonder Auto Technology, Inc.*	855	10,055

		326,367

Automobiles (0.0%)
Winnebago Industries, Inc.*	1,149	14,018

Distributors (0.0%)
Audiovox Corp., Class A*	480	3,403
Core-Mark Holding Co., Inc.*	469	15,458

		18,861

Diversified Consumer Services (0.8%)
American Public Education, Inc.*	806	27,694
Bridgepoint Education, Inc.*	697	10,469
Capella Education Co.*	614	46,234
ChinaCast Education Corp.*	807	6,101
Coinstar, Inc.*	1,274	35,392
Corinthian Colleges, Inc.*	3,344	46,047
CPI Corp.	221	2,714
Grand Canyon Education, Inc.*	765	14,543
Jackson Hewitt Tax Service, Inc.*	1,456	6,406
K12, Inc.*	827	16,763
Learning Tree International, Inc.*	178	2,125
Lincoln Educational Services Corp.*	510	11,052
Mac-Gray Corp.*	319	3,286
Matthews International Corp., Class A	1,115	39,504
Nobel Learning Communities, Inc.*	144	1,093
Pre-Paid Legal Services, Inc.*	345	14,173
Princeton Review, Inc.*	454	1,843
Regis Corp.	2,409	37,508
Sotheby’s, Inc.	2,548	57,279
Steiner Leisure Ltd.*	499	19,840
Stewart Enterprises, Inc., Class A	3,699	19,050
Universal Technical Institute, Inc.*	913	18,443

		437,559

	Number of Shares	Value (Note 1)

Hotels, Restaurants & Leisure (1.6%)
AFC Enterprises, Inc.*	837	$6,830
Ambassadors Group, Inc.	920	12,227
Ameristar Casinos, Inc.	864	13,159
Bally Technologies, Inc.*	2,081	85,924
Benihana, Inc., Class A*	338	1,281
BJ’s Restaurants, Inc.*	905	17,032
Bluegreen Corp.*	353	854
Bob Evans Farms, Inc.	1,307	37,838
Buffalo Wild Wings, Inc.*	773	31,129
California Pizza Kitchen, Inc.*	939	12,630
Caribou Coffee Co., Inc.*	173	1,336
Carrols Restaurant Group, Inc.*	318	2,248
CEC Entertainment, Inc.*	822	26,238
Cheesecake Factory, Inc.*	2,499	53,953
Churchill Downs, Inc.	311	11,616
CKE Restaurants, Inc.	1,603	13,561
Cracker Barrel Old Country Store, Inc.	965	36,660
Denny’s Corp.*	3,374	7,389
DineEquity, Inc.*	620	15,060
Domino’s Pizza, Inc.*	1,163	9,746
Dover Downs Gaming & Entertainment, Inc.	348	1,315
Einstein Noah Restaurant Group, Inc.*	150	1,474
Frisch’s Restaurants, Inc.	24	572
Gaylord Entertainment Co.*	1,464	28,914
Great Wolf Resorts, Inc.*	1,123	2,661
Interval Leisure Group, Inc.*	1,374	17,134
Isle of Capri Casinos, Inc.*	836	6,253
Jack in the Box, Inc.*	2,395	47,110
Krispy Kreme Doughnuts, Inc.*	1,771	5,224
Lakes Entertainment, Inc.*	497	1,247
Landry’s Restaurants, Inc.*	202	4,301
Life Time Fitness, Inc.*	1,508	37,594
Luby’s, Inc.*	612	2,252
Marcus Corp.	586	7,513
McCormick & Schmick’s Seafood Restaurants, Inc.*	353	2,457
Monarch Casino & Resort, Inc.*	293	2,373
Morgans Hotel Group Co.*	1,241	5,622
Multimedia Games, Inc.*	986	5,926
O’Charleys, Inc.*	616	4,035
Orient-Express Hotels Ltd., Class A*	2,966	30,075
P.F. Chang’s China Bistro, Inc.*	1,008	38,213
Papa John’s International, Inc.*	978	22,846
Peet’s Coffee & Tea, Inc.*	520	17,332
Pinnacle Entertainment, Inc.*	2,162	19,415
Red Lion Hotels Corp.*	986	4,871
Red Robin Gourmet Burgers, Inc.*	740	13,246
Ruby Tuesday, Inc.*	2,328	16,762
Ruth’s Hospitality Group, Inc.*	1,421	2,970
Shuffle Master, Inc.*	1,863	15,351
Sonic Corp.*	2,117	21,318
Speedway Motorsports, Inc.	356	6,273
Steak n Shake Co.*	57	18,523
Texas Roadhouse, Inc.*	2,155	24,201
Town Sports International Holdings, Inc.*	505	1,177
Universal Travel Group*	561	5,689

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Vail Resorts, Inc.*	1,086	$41,051
Youbet.com, Inc.*	1,206	3,461

		883,462

Household Durables (0.9%)
American Greetings Corp., Class A	1,628	35,474
Beazer Homes USA, Inc.*	1,893	9,162
Blyth, Inc.	288	9,711
Brookfield Homes Corp.*	301	2,408
Cavco Industries, Inc.*	188	6,753
CSS Industries, Inc.	178	3,460
Ethan Allen Interiors, Inc.	1,134	15,218
Furniture Brands International, Inc.*	1,274	6,956
Helen of Troy Ltd.*	1,078	26,368
Hooker Furniture Corp.	367	4,540
Hovnanian Enterprises, Inc., Class A*	2,462	9,454
iRobot Corp.*	906	15,946
La-Z-Boy, Inc.*	2,202	20,985
M/I Homes, Inc.*	625	6,494
Meritage Homes Corp.*	1,347	26,038
National Presto Industries, Inc.	216	23,594
NIVS IntelliMedia Technology Group, Inc.*	100	258
Ryland Group, Inc.	1,815	35,756
Sealy Corp.*	1,542	4,873
Skyline Corp.	171	3,146
Standard Pacific Corp.*	3,447	12,892
Stanley Furniture Co., Inc.*	307	3,116
Tempur-Pedic International, Inc.*	2,859	67,558
Tupperware Brands Corp.	2,527	117,682
Universal Electronics, Inc.*	646	15,000

		482,842

Internet & Catalog Retail (0.4%)
1-800-FLOWERS.COM, Inc., Class A*	1,797	4,762
Blue Nile, Inc.*	538	34,072
Drugstore.Com, Inc.*	2,813	8,692
Gaiam, Inc., Class A*	468	3,599
HSN, Inc.*	1,473	29,740
NutriSystem, Inc.	1,272	39,648
Orbitz Worldwide, Inc.*	1,207	8,859
Overstock.com, Inc.*	484	6,563
PetMed Express, Inc.	1,072	18,899
Shutterfly, Inc.*	947	16,866
Stamps.com, Inc.*	314	2,826
Ticketmaster Entertainment, Inc.*	1,337	16,338
U.S. Auto Parts Network, Inc.*	304	1,581
Vitacost.com, Inc.*	621	6,471

		198,916

Leisure Equipment & Products (0.5%)
Brunswick Corp.	3,322	42,223
Callaway Golf Co.	2,841	21,421
Eastman Kodak Co.*	10,978	46,327
JAKKS Pacific, Inc.*	1,269	15,380
Leapfrog Enterprises, Inc.*	1,783	6,971
Marine Products Corp.	305	1,504
Polaris Industries, Inc.	1,141	49,782
Pool Corp.	2,033	38,790

	Number of Shares	Value (Note 1)

RC2 Corp.*	976	$14,396
Smith & Wesson Holding Corp.*	2,802	11,460
Sport Supply Group, Inc.	296	3,727
Steinway Musical Instruments*	316	5,028
Sturm Ruger & Co., Inc.	992	9,622

		266,631

Media (0.6%)
Arbitron, Inc.	760	17,799
Ascent Media Corp., Class A*	446	11,386
Belo Corp., Class A	3,316	18,039
Carmike Cinemas, Inc.*	673	5,088
Cinemark Holdings, Inc.	1,476	21,210
CKX, Inc.*	1,935	10,198
Crown Media Holdings, Inc., Class A*	200	290
Dolan Media Co.*	1,188	12,130
EW Scripps Co., Class A*	875	6,090
Fisher Communications, Inc.*	224	3,640
Global Sources Ltd.*	469	2,931
Harte-Hanks, Inc.	1,288	13,885
Journal Communications, Inc., Class A	1,196	4,652
Knology, Inc.*	1,338	14,651
LIN TV Corp., Class A*	1,016	4,531
Live Nation, Inc.*	3,067	26,100
LodgeNet Interactive Corp.*	1,112	6,149
Martha Stewart Living Omnimedia, Inc., Class A*	1,385	6,842
Mediacom Communications Corp., Class A*	1,387	6,200
National CineMedia, Inc.	1,496	24,789
Outdoor Channel Holdings, Inc.*	452	2,622
Playboy Enterprises, Inc., Class B*	1,385	4,432
Primedia, Inc.	678	2,448
RCN Corp.*	1,244	13,497
Reading International, Inc., Class A*	483	1,956
Rentrak Corp.*	445	7,863
Scholastic Corp.	988	29,472
Sinclair Broadcast Group, Inc., Class A*	2,132	8,592
Valassis Communications, Inc.*	1,904	34,767
World Wrestling Entertainment, Inc., Class A	1,054	16,158

		338,407

Multiline Retail (0.2%)
99 Cents Only Stores*	1,665	21,762
Dillard’s, Inc., Class A	2,125	39,206
Fred’s, Inc., Class A	1,820	18,564
Retail Ventures, Inc.*	780	6,934
Saks, Inc.*	5,224	34,270
Tuesday Morning Corp.*	1,083	2,794

		123,530

Specialty Retail (2.2%)
America’s Car-Mart, Inc.*	304	8,004
AnnTaylor Stores Corp.*	2,426	33,091
Asbury Automotive Group, Inc.*	1,433	16,523
bebe Stores, Inc.	851	5,336
Big 5 Sporting Goods Corp.	978	16,802
Books-A-Million, Inc.	534	3,589

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Borders Group, Inc.*	3,270	$3,859
Brown Shoe Co., Inc.	1,471	14,519
Buckle, Inc.	929	27,201
Build-A-Bear Workshop, Inc.*	476	2,328
Cabela’s, Inc.*	1,721	24,541
Cato Corp., Class A	957	19,197
Charming Shoppes, Inc.*	4,826	31,224
Children’s Place Retail Stores, Inc.*	936	30,897
Christopher & Banks Corp.	1,152	8,778
Citi Trends, Inc.*	505	13,948
Coldwater Creek, Inc.*	2,636	11,757
Collective Brands, Inc.*	2,424	55,195
Conn’s, Inc.*	700	4,088
Destination Maternity Corp.*	149	2,831
Dress Barn, Inc.*	2,333	53,892
DSW, Inc., Class A*	550	14,234
Finish Line, Inc., Class A	1,469	18,436
Gander Mountain Co.*	102	520
Genesco, Inc.*	811	22,270
Group 1 Automotive, Inc.*	1,018	28,860
Gymboree Corp.*	1,210	52,623
Haverty Furniture Cos., Inc.	505	6,934
hhgregg, Inc.*	600	13,218
Hibbett Sports, Inc.*	1,251	27,510
HOT Topic, Inc.*	2,066	13,140
J. Crew Group, Inc.*	1,933	86,482
Jo-Ann Stores, Inc.*	1,108	40,154
JoS. A. Bank Clothiers, Inc.*	775	32,697
Kirkland’s, Inc.*	590	10,248
Lithia Motors, Inc., Class A*	1,034	8,500
Lumber Liquidators, Inc.*	648	17,366
Men’s Wearhouse, Inc.	1,953	41,130
Midas, Inc.*	446	3,769
Monro Muffler Brake, Inc.	744	24,879
New York & Co., Inc.*	773	3,316
OfficeMax, Inc.*	3,134	39,770
Pacific Sunwear of California, Inc.*	2,998	11,932
PEP Boys-Manny, Moe & Jack	1,848	15,634
Pier 1 Imports, Inc.*	4,845	24,661
Rent-A-Center, Inc.*	2,752	48,765
REX Stores Corp.*	445	6,257
Rue21, Inc.*	189	5,309
Sally Beauty Holdings, Inc.*	3,375	25,819
Shoe Carnival, Inc.*	451	9,232
Sonic Automotive, Inc., Class A*	1,046	10,868
Stage Stores, Inc.	1,311	16,204
Stein Mart, Inc.*	837	8,922
Syms Corp.*	170	1,229
Systemax, Inc.	284	4,462
Talbots, Inc.*	1,168	10,407
Tractor Supply Co.*	1,469	77,798
Ulta Salon Cosmetics & Fragrance, Inc.*	978	17,760
Vitamin Shoppe, Inc.*	246	5,471
West Marine, Inc.*	349	2,813
Wet Seal, Inc., Class A*	4,444	15,332
Zale Corp.*	1,569	4,268
Zumiez, Inc.*	659	8,383

		1,225,182

	Number of Shares	Value (Note 1)

Textiles, Apparel & Luxury Goods (1.5%)
American Apparel, Inc.*	939	$2,911
Carter’s, Inc.*	2,283	59,929
Cherokee, Inc.	464	8,268
Columbia Sportswear Co.	528	20,613
Crocs, Inc.*	3,595	20,671
Deckers Outdoor Corp.*	540	54,929
FGX International Holdings Ltd.*	471	9,227
Fossil, Inc.*	1,928	64,704
Fuqi International, Inc.*	580	10,411
G-III Apparel Group Ltd.*	603	13,067
Iconix Brand Group, Inc.*	2,639	33,383
Jones Apparel Group, Inc.	3,245	52,115
Kenneth Cole Productions, Inc., Class A*	568	5,481
K-Swiss, Inc., Class A*	793	7,882
Liz Claiborne, Inc.*	4,082	22,982
Lululemon Athletica, Inc.*	1,533	46,143
Maidenform Brands, Inc.*	877	14,637
Movado Group, Inc.	579	5,628
Oxford Industries, Inc.	417	8,623
Perry Ellis International, Inc.*	492	7,409
Quiksilver, Inc.*	4,151	8,385
Skechers U.S.A., Inc., Class A*	1,370	40,292
Steven Madden Ltd.*	670	27,631
Timberland Co., Class A*	1,574	28,222
True Religion Apparel, Inc.*	1,089	20,136
Under Armour, Inc., Class A*	1,219	33,242
Unifi, Inc.*	1,628	6,317
UniFirst Corp.	495	23,814
Volcom, Inc.*	620	10,379
Warnaco Group, Inc.*	1,735	73,200
Weyco Group, Inc.	173	4,090
Wolverine World Wide, Inc.	1,830	49,812

		794,533

Total Consumer Discretionary		5,110,308

Consumer Staples (2.3%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	402	18,733
Coca-Cola Bottling Co. Consolidated	219	11,830
Heckmann Corp.*	3,009	15,015
National Beverage Corp.*	275	3,812

		49,390

Food & Staples Retailing (0.6%)
Andersons, Inc.	790	20,398
Arden Group, Inc., Class A	21	2,008
Casey’s General Stores, Inc.	2,098	66,968
Diedrich Coffee, Inc.*	71	2,474
Great Atlantic & Pacific Tea Co., Inc.*	1,166	13,747
Ingles Markets, Inc., Class A	496	7,505
Nash Finch Co.	576	21,364
Pantry, Inc.*	1,068	14,514
Pricesmart, Inc.	493	10,077
Ruddick Corp.	1,805	46,443
Spartan Stores, Inc.	787	11,246
Susser Holdings Corp.*	270	2,319
United Natural Foods, Inc.*	1,799	48,105

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Village Super Market, Inc., Class A	352	$9,617
Weis Markets, Inc.	351	12,762
Winn-Dixie Stores, Inc.*	2,347	23,564

		313,111

Food Products (0.9%)
AgFeed Industries, Inc.*	786	3,930
Alico, Inc.	137	3,899
American Dairy, Inc.*	301	6,526
American Italian Pasta Co., Class A*	899	31,276
B&G Foods, Inc., Class A	1,389	12,751
Calavo Growers, Inc.	394	6,698
Cal-Maine Foods, Inc.	436	14,859
Chiquita Brands International, Inc.*	1,634	29,477
Darling International, Inc.*	2,939	24,629
Diamond Foods, Inc.	730	25,944
Dole Food Co., Inc.*	1,174	14,569
Farmer Bros Co.	169	3,336
Fresh Del Monte Produce, Inc.*	1,745	38,565
Griffin Land & Nurseries, Inc.	148	4,311
Hain Celestial Group, Inc.*	1,774	30,176
Harbinger Group, Inc.*	197	1,383
HQ Sustainable Maritime Industries, Inc.*	516	3,633
Imperial Sugar Co.	613	10,691
J&J Snack Foods Corp.	484	19,341
Lancaster Colony Corp.	816	40,555
Lance, Inc.	980	25,774
Lifeway Foods, Inc.*	151	1,794
Omega Protein Corp.*	703	3,065
Overhill Farms, Inc.*	466	2,265
Sanderson Farms, Inc.	870	36,679
Seneca Foods Corp., Class A*	462	11,028
Smart Balance, Inc.*	2,829	16,974
Synutra International, Inc.*	583	7,876
Tootsie Roll Industries, Inc.	841	23,027
TreeHouse Foods, Inc.*	1,319	51,256
Zhongpin, Inc.*	1,086	16,952

		523,239

Household Products (0.1%)
Central Garden & Pet Co., Class A*	2,659	26,430
Oil-Dri Corp. of America	238	3,689
Orchids Paper Products Co.*	157	3,143
WD-40 Co.	741	23,979

		57,241

Personal Products (0.5%)
American Oriental Bioengineering, Inc.*	2,038	9,477
Bare Escentuals, Inc.*	2,600	31,798
Chattem, Inc.*	734	68,482
China Sky One Medical, Inc.*	490	11,147
China-Biotics, Inc.*	182	2,815
Elizabeth Arden, Inc.*	831	12,000
Female Health Co.*	666	3,150
Inter Parfums, Inc.	385	4,685
Mannatech, Inc.	691	2,156
Medifast, Inc.*	564	17,247

	Number of Shares	Value (Note 1)

Nu Skin Enterprises, Inc., Class A	2,052	$55,137
Nutraceutical International Corp.*	313	3,872
Prestige Brands Holdings, Inc.*	1,609	12,647
Revlon, Inc., Class A*	670	11,397
Schiff Nutrition International, Inc.	741	5,795
USANA Health Sciences, Inc.*	173	5,519

		257,324

Tobacco (0.1%)
Alliance One International, Inc.*	3,983	19,437
Star Scientific, Inc.*	1,493	1,045
Universal Corp.	1,048	47,800
Vector Group Ltd.	1,628	22,792

		91,074

Total Consumer Staples		1,291,379

Energy (3.4%)
Energy Equipment & Services (1.2%)
Allis-Chalmers Energy, Inc.*	1,829	6,895
Basic Energy Services, Inc.*	1,093	9,728
Bolt Technology Corp.*	289	3,185
Boots & Coots, Inc.*	2,426	4,003
Bristow Group, Inc.*	1,341	51,561
Bronco Drilling Co., Inc.*	1,258	6,378
Cal Dive International, Inc.*	1,522	11,506
CARBO Ceramics, Inc.	803	54,741
Complete Production Services, Inc.*	2,458	31,954
Dawson Geophysical Co.*	395	9,128
Dril-Quip, Inc.*	1,095	61,846
ENGlobal Corp.*	726	2,272
Geokinetics, Inc.*	214	2,059
Global Industries Ltd.*	4,194	29,903
Gulf Island Fabrication, Inc.	424	8,917
GulfMark Offshore, Inc.*	798	22,591
Hercules Offshore, Inc.*	4,876	23,307
Hornbeck Offshore Services, Inc.*	804	18,717
ION Geophysical Corp.*	3,898	23,076
Key Energy Services, Inc.*	4,609	40,513
Lufkin Industries, Inc.	627	45,896
Matrix Service Co.*	1,227	13,068
Natural Gas Services Group, Inc.*	612	11,536
Newpark Resources, Inc.*	4,010	16,962
OYO Geospace Corp.*	149	6,391
Parker Drilling Co.*	4,125	20,419
PHI, Inc.*	402	8,321
Pioneer Drilling Co.*	2,040	16,116
RPC, Inc.	867	9,017
Sulphco, Inc.*	1,982	1,328
Superior Well Services, Inc.*	818	11,665
T-3 Energy Services, Inc.*	437	11,144
TETRA Technologies, Inc.*	2,760	30,581
TGC Industries, Inc.*	621	2,428
Union Drilling, Inc.*	305	1,906
Vantage Drilling Co.*	1,544	2,486
Willbros Group, Inc.*	1,438	24,259

		655,803

Oil, Gas & Consumable Fuels (2.2%)
Alon USA Energy, Inc.	185	1,265
Apco Oil and Gas International, Inc.	305	6,741

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Approach Resources, Inc.*	326	$2,517
Arena Resources, Inc.*	1,440	62,093
Atlas Energy, Inc.	2,745	82,817
ATP Oil & Gas Corp.*	1,657	30,290
Berry Petroleum Co., Class A	1,605	46,786
Bill Barrett Corp.*	1,423	44,270
BPZ Resources, Inc.*	3,464	32,908
Brigham Exploration Co.*	4,027	54,566
Carrizo Oil & Gas, Inc.*	1,170	30,993
Cheniere Energy, Inc.*	2,920	7,066
Clayton Williams Energy, Inc.*	209	7,323
Clean Energy Fuels Corp.*	1,530	23,577
Cloud Peak Energy, Inc.*	1,340	19,511
Contango Oil & Gas Co.*	415	19,509
CREDO Petroleum Corp.*	174	1,618
Crosstex Energy, Inc.	1,927	11,658
Cubic Energy, Inc.*	2,114	3,150
CVR Energy, Inc.*	675	4,631
Delek U.S. Holdings, Inc.	814	5,543
Delta Petroleum Corp.*	8,263	8,594
DHT Maritime, Inc.	1,637	6,024
Endeavour International Corp.*	3,279	3,541
Evergreen Energy, Inc.*	2,542	872
FX Energy, Inc.*	2,406	6,857
General Maritime Corp.	2,242	15,672
GeoResources, Inc.*	193	2,636
GMX Resources, Inc.*	1,349	18,535
Golar LNG Ltd.*	1,044	13,384
Goodrich Petroleum Corp.*	1,052	25,616
Gran Tierra Energy, Inc.*	7,680	44,006
Green Plains Renewable Energy, Inc.*	298	4,431
Gulfport Energy Corp.*	893	10,225
Harvest Natural Resources, Inc.*	1,204	6,369
International Coal Group, Inc.*	3,115	12,024
Isramco, Inc.*	21	1,502
James River Coal Co.*	1,180	21,865
Knightsbridge Tankers Ltd.	880	11,669
McMoRan Exploration Co.*	2,761	22,143
Nordic American Tanker Shipping Ltd.	1,567	47,010
Northern Oil and Gas, Inc.*	1,235	14,622
Oilsands Quest, Inc.*	6,011	6,913
Panhandle Oil and Gas, Inc., Class A	186	4,817
Patriot Coal Corp.*	3,033	46,890
Penn Virginia Corp.	1,903	40,515
Petroleum Development Corp.*	865	15,752
PetroQuest Energy, Inc.*	2,286	14,013
Rex Energy Corp.*	1,151	13,812
Rosetta Resources, Inc.*	2,181	43,467
Ship Finance International Ltd.	1,529	20,840
Stone Energy Corp.*	1,537	27,743
Swift Energy Co.*	1,375	32,945
Syntroleum Corp.*	3,220	8,565
Teekay Tankers Ltd., Class A	674	5,749
Toreador Resources Corp.*	1,035	10,247
Uranerz Energy Corp.*	1,369	1,780
Uranium Energy Corp.*	1,741	6,581
USEC, Inc.*	4,888	18,819
VAALCO Energy, Inc.*	2,800	12,740

	Number of Shares	Value (Note 1)

Venoco, Inc.*	616	$8,033
W&T Offshore, Inc.	1,169	13,677
Warren Resources, Inc.*	3,559	8,720
Western Refining, Inc.*	1,966	9,260
Westmoreland Coal Co.*	308	2,744
World Fuel Services Corp.	2,218	59,420
Zion Oil & Gas, Inc.*	910	6,507

		1,236,978

Total Energy		1,892,781

Financials (13.4%)
Capital Markets (1.7%)
Allied Capital Corp.*	7,523	27,158
American Capital Ltd.*	10,301	25,134
Apollo Investment Corp.	6,676	63,622
Ares Capital Corp.	4,531	56,411
Artio Global Investors, Inc.*	977	24,904
BGC Partners, Inc., Class A	1,625	7,508
BlackRock Kelso Capital Corp.	391	3,331
Broadpoint Gleacher Securities, Inc.*	2,422	10,802
Calamos Asset Management, Inc., Class A	935	10,781
Capital Southwest Corp.	108	8,510
Cohen & Steers, Inc.	568	12,973
Cowen Group, Inc., Class A*	647	3,830
Diamond Hill Investment Group, Inc.	92	5,909
Duff & Phelps Corp., Class A	519	9,477
E*TRADE Financial Corp.*	60,947	106,657
Epoch Holding Corp.	333	3,480
Evercore Partners, Inc., Class A	509	15,474
FBR Capital Markets Corp.*	489	3,022
Fifth Street Finance Corp.	1,556	16,711
GAMCO Investors, Inc., Class A	227	10,962
GFI Group, Inc.	2,163	9,885
Gladstone Capital Corp.	1,137	8,755
Gladstone Investment Corp.	630	2,873
Harris & Harris Group, Inc.*	1,686	7,705
Hercules Technology Growth Capital, Inc.	1,213	12,603
International Assets Holding Corp.*	388	5,642
JMP Group, Inc.	451	4,384
KBW, Inc.*	1,288	35,240
Knight Capital Group, Inc., Class A*	3,835	59,059
Kohlberg Capital Corp.	675	3,078
LaBranche & Co., Inc.*	2,913	8,273
Main Street Capital Corp.	174	2,805
MCG Capital Corp.*	2,226	9,616
MF Global Ltd.*	4,081	28,363
MVC Capital, Inc.	767	9,051
NGP Capital Resources Co.	784	6,374
Oppenheimer Holdings, Inc., Class A	308	10,232
optionsXpress Holdings, Inc.	1,829	28,258
PennantPark Investment Corp.	1,271	11,337
Penson Worldwide, Inc.*	978	8,861
Piper Jaffray Cos., Inc.*	826	41,804

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Prospect Capital Corp.	2,730	$32,241
Pzena Investment Management, Inc., Class A*	526	4,282
Riskmetrics Group, Inc.*	711	11,312
Safeguard Scientifics, Inc.*	659	6,794
Sanders Morris Harris Group, Inc.	501	2,755
Stifel Financial Corp.*	1,133	67,119
SWS Group, Inc.	1,334	16,141
Thomas Weisel Partners Group, Inc.*	627	2,370
TICC Capital Corp.	1,497	9,057
TradeStation Group, Inc.*	1,651	13,026
Triangle Capital Corp.	636	7,689
U.S. Global Investors, Inc., Class A	441	5,429
Virtus Investment Partners, Inc.*	160	2,544
Westwood Holdings Group, Inc.	158	5,742

		927,355

Commercial Banks (3.9%)
1st Source Corp.	455	7,321
Alliance Financial Corp./New York	175	4,751
American National Bankshares, Inc.	374	8,191
Ameris Bancorp	847	6,068
Ames National Corp.	168	3,547
Arrow Financial Corp.	297	7,425
Auburn National Bancorp., Inc.	125	2,461
BancFirst Corp.	180	6,667
Banco Latinoamericano de Comercio Exterior S.A.	948	13,177
Bancorp Rhode Island, Inc.	170	4,366
Bancorp, Inc./Delaware*	1,107	7,594
Bank of Kentucky Financial Corp.	32	601
Bank of Marin Bancorp/California	154	5,014
Bank of the Ozarks, Inc.	613	17,943
Banner Corp.	1,472	3,945
Bar Harbor Bankshares	214	5,874
Boston Private Financial Holdings, Inc.	2,976	17,172
Bridge Bancorp, Inc.	165	3,967
Bryn Mawr Bank Corp.	172	2,596
Camden National Corp.	211	6,900
Cape Bancorp, Inc.*	324	2,177
Capital City Bank Group, Inc.	323	4,470
Cardinal Financial Corp.	1,025	8,959
Cathay General Bancorp	2,684	20,264
Center Bancorp, Inc.	420	3,746
Centerstate Banks, Inc.	937	9,454
Central Pacific Financial Corp.*	2,617	3,428
Century Bancorp, Inc./Massachusetts, Class A	248	5,463
Chemical Financial Corp.	716	16,883
Chicopee Bancorp, Inc.*	168	2,097
Citizens & Northern Corp.	293	2,795
Citizens Holding Co.	141	3,157
Citizens Republic Bancorp, Inc.*	1,932	1,333
City Holding Co.	721	23,310
CNB Financial Corp./Pennsylvania	190	3,038
CoBiz Financial, Inc.	1,584	7,524
Columbia Banking System, Inc.	1,265	20,468
Community Bank System, Inc.	1,140	22,013

	Number of Shares	Value (Note 1)

Community Trust Bancorp, Inc.	479	$11,712
CVB Financial Corp.	3,663	31,648
Danvers Bancorp, Inc.	782	10,158
Eagle Bancorp, Inc.*	860	9,004
East West Bancorp, Inc.	3,711	58,634
Enterprise Bancorp, Inc./Massachusetts	153	1,675
Enterprise Financial Services Corp.	318	2,452
F.N.B. Corp./Pennsylvania	4,893	33,223
Farmers Capital Bank Corp.	236	2,412
Financial Institutions, Inc.	312	3,675
First Bancorp, Inc./Maine	190	2,930
First Bancorp/North Carolina	414	5,784
First BanCorp/Puerto Rico	3,820	8,786
First Busey Corp.	2,395	9,317
First California Financial Group, Inc.*	133	364
First Commonwealth Financial Corp.	2,877	13,378
First Community Bancshares, Inc./Virginia	743	8,953
First Financial Bancorp	2,178	31,712
First Financial Bankshares, Inc.	872	47,289
First Financial Corp./Indiana	371	11,323
First Merchants Corp.	813	4,829
First Midwest Bancorp, Inc./Illinois	2,368	25,788
First of Long Island Corp.	156	3,939
First South Bancorp, Inc./North Carolina	185	1,906
FirstMerit Corp.	3,396	68,395
German American Bancorp, Inc.	315	5,119
Glacier Bancorp, Inc.	2,637	36,180
Great Southern Bancorp, Inc.	308	6,579
Guaranty Bancorp*	1,447	1,910
Hampton Roads Bankshares, Inc.	801	1,386
Hancock Holding Co.	1,046	45,804
Harleysville National Corp.	2,058	13,254
Heartland Financial USA, Inc.	338	4,850
Heritage Financial Corp./Washington	300	4,134
Home Bancorp, Inc.*	293	3,572
Home Bancshares, Inc./Arkansas	600	14,442
IBERIABANK Corp.	863	46,438
Independent Bank Corp./Massachusetts	684	14,289
International Bancshares Corp.	2,210	41,835
Investors Bancorp, Inc.*	1,587	17,362
Lakeland Bancorp, Inc.	512	3,272
Lakeland Financial Corp.	788	13,593
MainSource Financial Group, Inc.	803	3,838
MB Financial, Inc.	1,864	36,758
Merchants Bancshares, Inc.	150	3,396
Metro Bancorp, Inc.*	554	6,964
Midsouth Bancorp, Inc.	148	2,057
Nara Bancorp, Inc.*	1,462	16,579
National Bankshares, Inc./Virginia	243	6,874
National Penn Bancshares, Inc.	5,440	31,498
NBT Bancorp, Inc.	1,207	24,587
Northfield Bancorp, Inc./New Jersey	547	7,395
Northrim BanCorp, Inc.	166	2,802

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Norwood Financial Corp.	20	$572
Ohio Valley Banc Corp.	142	3,128
Old National Bancorp/Indiana	3,673	45,655
Old Point Financial Corp.	122	1,897
Old Second Bancorp, Inc.	786	5,416
Oriental Financial Group, Inc.	785	8,478
Orrstown Financial Services, Inc.	153	5,337
Pacific Capital Bancorp N.A.	3,390	3,254
Pacific Continental Corp.	937	10,719
PacWest Bancorp	1,186	23,898
Park National Corp.	385	22,669
Peapack Gladstone Financial Corp.	290	3,677
Penns Woods Bancorp, Inc.	140	4,542
Peoples Bancorp, Inc./Ohio	503	4,869
Peoples Financial Corp./Mississippi	295	5,994
Pinnacle Financial Partners, Inc.*	1,474	20,960
Porter Bancorp, Inc.	102	1,534
Premierwest Bancorp	1,080	1,534
PrivateBancorp, Inc.	2,292	20,559
Prosperity Bancshares, Inc.	1,889	76,448
Renasant Corp.	749	10,186
Republic Bancorp, Inc./Kentucky, Class A	364	7,498
Republic First Bancorp, Inc.*	780	3,331
S&T Bancorp, Inc.	1,066	18,133
Sandy Spring Bancorp, Inc.	483	4,294
Santander BanCorp*	147	1,805
SCBT Financial Corp.	392	10,855
Shore Bancshares, Inc.	187	2,704
Sierra Bancorp	176	1,343
Signature Bank/New York*	1,689	53,879
Simmons First National Corp., Class A	765	21,267
Smithtown Bancorp, Inc.	940	5,593
South Financial Group, Inc.	5,509	3,552
Southside Bancshares, Inc.	373	7,318
Southwest Bancorp, Inc./Oklahoma	859	5,961
State Bancorp, Inc./New York	352	2,503
StellarOne Corp.	657	6,544
Sterling Bancorp/New York	1,092	7,797
Sterling Bancshares, Inc./Texas	3,690	18,930
Sterling Financial Corp./Washington*	1,978	1,226
Suffolk Bancorp	304	9,029
Sun Bancorp, Inc./New Jersey*	343	1,286
Susquehanna Bancshares, Inc.	3,808	22,429
SVB Financial Group*	1,676	69,872
SY Bancorp, Inc.	320	6,832
Texas Capital Bancshares, Inc.*	1,190	16,612
Tompkins Financial Corp.	252	10,206
Tower Bancorp, Inc.	289	6,604
TowneBank/Virginia	631	7,370
Trico Bancshares	383	6,377
Trustmark Corp.	2,639	59,483
UMB Financial Corp.	1,344	52,886
Umpqua Holdings Corp.	3,645	48,879
Union Bankshares Corp./Virginia	637	7,892
United Bankshares, Inc.	1,653	33,010
United Community Banks, Inc./Georgia*	2,636	8,936

	Number of Shares	Value (Note 1)

United Security Bancshares, Inc./Alabama	362	$6,205
Univest Corp. of Pennsylvania	776	13,603
Washington Banking Co.	840	10,030
Washington Trust Bancorp, Inc.	359	5,593
Webster Financial Corp.	2,868	34,043
WesBanco, Inc.	682	8,416
West Bancorp, Inc.	464	2,288
Westamerica Bancorp	1,202	66,555
Western Alliance Bancorp*	1,648	6,229
Wilber Corp.	162	1,166
Wilshire Bancorp, Inc.	1,057	8,657
Wintrust Financial Corp.	1,019	31,375
Yadkin Valley Financial Corp.	469	1,717

		2,151,651

Consumer Finance (0.3%)
Advance America Cash Advance Centers, Inc.	2,111	11,737
Cardtronics, Inc.*	373	4,129
Cash America International, Inc.	1,087	38,001
CompuCredit Holdings Corp.	1,009	3,360
Credit Acceptance Corp.*	177	7,452
Dollar Financial Corp.*	874	20,679
EZCORP, Inc., Class A*	1,927	33,164
First Cash Financial Services, Inc.*	1,025	22,745
First Marblehead Corp.*	1,739	3,704
Nelnet, Inc., Class A	662	11,406
QC Holdings, Inc.	100	481
Rewards Network, Inc.	246	3,109
World Acceptance Corp.*	707	25,332

		185,299

Diversified Financial Services (0.3%)
Asset Acceptance Capital Corp.*	456	3,092
Compass Diversified Holdings	743	9,481
Encore Capital Group, Inc.*	630	10,962
Financial Federal Corp.	1,095	30,112
Life Partners Holdings, Inc.	379	8,031
MarketAxess Holdings, Inc.	1,435	19,946
Medallion Financial Corp.	455	3,717
NewStar Financial, Inc.*	689	2,701
PHH Corp.*	1,655	26,662
PICO Holdings, Inc.*	805	26,348
Portfolio Recovery Associates, Inc.*	660	29,621
Primus Guaranty Ltd.*	594	1,812
Resource America, Inc., Class A	560	2,262

		174,747

Insurance (2.1%)
Ambac Financial Group, Inc.*	9,139	7,585
American Equity Investment Life Holding Co.	2,632	19,582
American Physicians Capital, Inc.	464	14,068
American Physicians Service Group, Inc.	272	6,275
American Safety Insurance Holdings Ltd.*	558	8,063
AMERISAFE, Inc.*	933	16,766
Amtrust Financial Services, Inc.	816	9,645

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Argo Group International Holdings Ltd.*	1,324	$38,581
Assured Guaranty Ltd.	4,767	103,730
Baldwin & Lyons, Inc., Class B	200	4,922
Citizens, Inc./Texas*	1,185	7,738
CNA Surety Corp.*	489	7,281
Conseco, Inc.*	8,306	41,530
Crawford & Co., Class B*	617	2,431
Delphi Financial Group, Inc., Class A	1,687	37,738
Donegal Group, Inc., Class A	320	4,973
Eastern Insurance Holdings, Inc.	182	1,569
eHealth, Inc.*	1,056	17,350
EMC Insurance Group, Inc.	151	3,248
Employers Holdings, Inc.	1,423	21,829
Enstar Group, Ltd.*	226	16,502
FBL Financial Group, Inc., Class A	421	7,797
First Acceptance Corp.*	480	936
First Mercury Financial Corp.	476	6,526
Flagstone Reinsurance Holdings Ltd.	1,274	13,938
FPIC Insurance Group, Inc.*	371	14,328
Greenlight Capital Reinsurance Ltd., Class A*	1,001	23,594
Hallmark Financial Services*	443	3,526
Harleysville Group, Inc.	428	13,606
Hilltop Holdings, Inc.*	1,311	15,260
Horace Mann Educators Corp.	1,806	22,575
Independence Holding Co.	331	1,920
Infinity Property & Casualty Corp.	468	19,019
Kansas City Life Insurance Co.	141	4,195
Maiden Holdings Ltd.	2,389	17,487
Max Capital Group Ltd.	1,690	37,687
Meadowbrook Insurance Group, Inc.	1,899	14,053
Mercer Insurance Group, Inc.	238	4,324
Montpelier Reinsurance Holdings Ltd.	3,594	62,248
National Financial Partners Corp.*	1,405	11,366
National Interstate Corp.	143	2,425
National Western Life Insurance Co., Class A	72	12,501
Navigators Group, Inc.*	563	26,523
NYMAGIC, Inc.	352	5,840
Phoenix Cos., Inc.*	4,945	13,747
Platinum Underwriters Holdings Ltd.	2,106	80,639
PMA Capital Corp., Class A*	1,149	7,239
Presidential Life Corp.	771	7,055
ProAssurance Corp.*	1,045	56,127
RLI Corp.	799	42,547
Safety Insurance Group, Inc.	442	16,014
SeaBright Insurance Holdings, Inc.*	1,138	13,076
Selective Insurance Group, Inc.	2,284	37,572
State Auto Financial Corp.	400	7,400
Stewart Information Services Corp.	906	10,220
Tower Group, Inc.	1,904	44,573
United America Indemnity Ltd., Class A*	1,842	14,589
United Fire & Casualty Co.	707	12,889

	Number of Shares	Value (Note 1)

Universal Insurance Holdings, Inc.	1,013	$5,946
Zenith National Insurance Corp.	1,177	35,027

		1,137,740

Real Estate Investment Trusts (REITs) (4.1%)
Acadia Realty Trust (REIT)	1,389	23,432
Agree Realty Corp. (REIT)	247	5,753
Alexander’s, Inc. (REIT)*	70	21,309
American Campus Communities, Inc. (REIT)	2,175	61,118
American Capital Agency Corp. (REIT)	729	19,348
Anworth Mortgage Asset Corp. (REIT)	4,931	34,517
Apollo Commercial Real Estate Finance, Inc. (REIT)*	577	10,380
Ashford Hospitality Trust, Inc. (REIT)*	2,528	11,730
Associated Estates Realty Corp. (REIT)	866	9,760
BioMed Realty Trust, Inc. (REIT)	3,678	58,039
CapLease, Inc. (REIT)	2,576	11,283
Capstead Mortgage Corp. (REIT)	2,962	40,431
Care Investment Trust, Inc. (REIT)	330	2,567
CBL & Associates Properties, Inc. (REIT)	5,255	50,816
Cedar Shopping Centers, Inc. (REIT)	1,233	8,384
Cogdell Spencer, Inc. (REIT)	1,707	9,662
Colonial Properties Trust (REIT)	2,415	28,328
Colony Financial, Inc. (REIT)	730	14,870
Cousins Properties, Inc. (REIT)	2,566	19,579
CreXus Investment Corp. (REIT)*	755	10,540
Cypress Sharpridge Investments, Inc. (REIT)	479	6,471
DCT Industrial Trust, Inc. (REIT)	7,447	37,384
Developers Diversified Realty Corp. (REIT)	6,119	56,662
DiamondRock Hospitality Co. (REIT)	3,689	31,246
DuPont Fabros Technology, Inc. (REIT)	1,192	21,444
Dynex Capital, Inc. (REIT)	822	7,176
EastGroup Properties, Inc. (REIT)	794	30,394
Education Realty Trust, Inc. (REIT)	2,852	13,804
Entertainment Properties Trust (REIT)	1,572	55,444
Equity Lifestyle Properties, Inc. (REIT)	936	47,240
Equity One, Inc. (REIT)	1,107	17,900
Extra Space Storage, Inc. (REIT)	3,151	36,394
FelCor Lodging Trust, Inc. (REIT)*	2,180	7,848
First Industrial Realty Trust, Inc. (REIT)*	1,732	9,058
First Potomac Realty Trust (REIT)	994	12,495
Franklin Street Properties Corp. (REIT)	2,152	31,441
Getty Realty Corp. (REIT)	620	14,589

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Gladstone Commercial Corp. (REIT)	596	$7,992
Glimcher Realty Trust (REIT)	3,103	8,378
Government Properties Income Trust (REIT)	330	7,583
Gramercy Capital Corp./New York (REIT)*	1,725	4,468
Hatteras Financial Corp. (REIT)	1,536	42,947
Healthcare Realty Trust, Inc. (REIT)	2,331	50,023
Hersha Hospitality Trust (REIT)	1,621	5,090
Highwoods Properties, Inc. (REIT)	2,890	96,382
Home Properties, Inc. (REIT)	1,369	65,315
Inland Real Estate Corp. (REIT)	3,197	26,056
Invesco Mortgage Capital, Inc. (REIT)	488	11,107
Investors Real Estate Trust (REIT)	3,242	29,178
iStar Financial, Inc. (REIT)*	3,345	8,563
Kilroy Realty Corp. (REIT)	1,808	55,451
Kite Realty Group Trust (REIT)	1,567	6,378
LaSalle Hotel Properties (REIT)	2,641	56,068
Lexington Realty Trust (REIT)	4,304	26,168
LTC Properties, Inc. (REIT)	778	20,812
Medical Properties Trust, Inc. (REIT)	2,855	28,550
MFA Financial, Inc. (REIT)	10,645	78,241
Mid-America Apartment Communities, Inc. (REIT)	1,181	57,019
Mission West Properties, Inc. (REIT)	737	5,299
Monmouth Real Estate Investment Corp. (REIT), Class A	507	3,772
National Health Investors, Inc. (REIT)	1,115	41,244
National Retail Properties, Inc. (REIT)	3,009	63,851
NorthStar Realty Finance Corp. (REIT)	2,067	7,090
Omega Healthcare Investors, Inc. (REIT)	3,093	60,159
Parkway Properties, Inc./Maryland (REIT)	814	16,947
Pennsylvania Real Estate Investment Trust (REIT)	1,853	15,676
Pennymac Mortgage Investment Trust (REIT)*	417	7,164
Post Properties, Inc. (REIT)	1,757	34,437
Potlatch Corp. (REIT)	1,673	53,335
PS Business Parks, Inc. (REIT)	647	32,382
RAIT Financial Trust (REIT)*	1,736	2,274
Ramco-Gershenson Properties Trust (REIT)	862	8,224
Redwood Trust, Inc. (REIT)	2,841	41,081
Resource Capital Corp. (REIT)	1,301	6,401
Saul Centers, Inc. (REIT)	166	5,438
Sovran Self Storage, Inc. (REIT)	1,001	35,766
Strategic Hotels & Resorts, Inc. (REIT)*	2,648	4,925
Sun Communities, Inc. (REIT)	822	16,235
Sunstone Hotel Investors, Inc. (REIT)*	3,636	32,288

	Number of Shares	Value (Note 1)

Tanger Factory Outlet Centers (REIT)	1,669	$65,074
UMH Properties, Inc. (REIT)	194	1,645
Universal Health Realty Income Trust (REIT)	545	17,456
Urstadt Biddle Properties, Inc. (REIT), Class A	627	9,574
U-Store-It Trust (REIT)	3,454	25,283
Walter Investment Management Corp. (REIT)	1,140	16,336
Washington Real Estate Investment Trust (REIT)	2,416	66,561
Winthrop Realty Trust (REIT)	821	8,916

		2,285,438

Real Estate Management & Development (0.1%)
American Realty Investors, Inc.*	83	1,017
Avatar Holdings, Inc.*	322	5,477
China Housing & Land Development, Inc.*	667	2,755
Consolidated-Tomoka Land Co.	159	5,555
Forestar Group, Inc.*	1,499	32,948
Tejon Ranch Co.*	333	9,730

		57,482

Thrifts & Mortgage Finance (0.9%)
Abington Bancorp, Inc.	855	5,891
Astoria Financial Corp.	3,584	44,549
Bank Mutual Corp.	1,602	11,086
BankFinancial Corp.	632	6,257
Beneficial Mutual Bancorp, Inc.*	991	9,751
Berkshire Hills Bancorp, Inc.	389	8,044
Brookline Bancorp, Inc.	2,621	25,974
Brooklyn Federal Bancorp, Inc.	133	1,335
Clifton Savings Bancorp, Inc.	297	2,783
Dime Community Bancshares, Inc.	861	10,091
Doral Financial Corp.*	100	363
ESB Financial Corp.	296	3,913
ESSA Bancorp, Inc.	457	5,347
First Defiance Financial Corp.	271	3,060
First Financial Holdings, Inc.	784	10,184
First Financial Northwest, Inc.	609	3,989
First Financial Service Corp.	143	1,296
Flagstar Bancorp, Inc.*	1,565	939
Flushing Financial Corp.	1,416	15,944
Fox Chase Bancorp, Inc.*	158	1,504
Home Federal Bancorp, Inc./Idaho	473	6,296
Kearny Financial Corp.	462	4,657
Kentucky First Federal Bancorp	33	363
K-Fed Bancorp	144	1,266
Legacy Bancorp., Inc./Massachusetts	277	2,731
Meridian Interstate Bancorp, Inc.*	302	2,624
MGIC Investment Corp.*	5,365	31,010
NASB Financial, Inc.	161	3,750
NewAlliance Bancshares, Inc.	4,446	53,396
Northeast Community Bancorp, Inc.	164	1,077
Northwest Bancshares, Inc.	1,780	20,150
OceanFirst Financial Corp.	762	8,611
Ocwen Financial Corp.*	2,015	19,284
Oritani Financial Corp.	269	3,693

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

PMI Group, Inc.*	3,973	$10,012
Provident Financial Services, Inc.	2,624	27,946
Provident New York Bancorp	1,024	8,643
Prudential Bancorp, Inc. of Pennsylvania	141	1,342
Radian Group, Inc.	3,572	26,111
Rockville Financial, Inc.	186	1,953
Roma Financial Corp.	187	2,311
Territorial Bancorp, Inc.*	638	11,516
Tree.com, Inc.*	450	4,117
TrustCo Bank Corp. NY/New York	2,577	16,235
United Financial Bancorp, Inc.	866	11,353
ViewPoint Financial Group	306	4,409
Waterstone Financial, Inc.*	177	363
Westfield Financial, Inc.	1,599	13,192
WSFS Financial Corp.	385	9,868

		480,579

Total Financials		7,400,291

Health Care (9.6%)
Biotechnology (2.7%)
Acorda Therapeutics, Inc.*	1,426	35,964
Affymax, Inc.*	598	14,794
Alkermes, Inc.*	3,952	37,188
Allos Therapeutics, Inc.*	3,194	20,985
Alnylam Pharmaceuticals, Inc.*	1,279	22,536
AMAG Pharmaceuticals, Inc.*	723	27,496
Amicus Therapeutics, Inc.*	456	1,810
Arena Pharmaceuticals, Inc.*	4,121	14,630
ARIAD Pharmaceuticals, Inc.*	5,158	11,760
ArQule, Inc.*	1,154	4,258
Array BioPharma, Inc.*	2,571	7,224
AVI BioPharma, Inc.*	3,107	4,536
BioCryst Pharmaceuticals, Inc.*	1,262	8,152
Biospecifics Technologies Corp.*	144	4,226
Cardium Therapeutics, Inc.*	1,207	821
Celera Corp.*	2,872	19,846
Cell Therapeutics, Inc.*	24,102	27,476
Celldex Therapeutics, Inc.*	1,382	6,468
Cepheid, Inc.*	2,122	26,483
Chelsea Therapeutics International, Inc.*	1,811	4,890
Clinical Data, Inc.*	417	7,614
Cubist Pharmaceuticals, Inc.*	2,414	45,794
Curis, Inc.*	3,097	10,065
Cytokinetics, Inc.*	1,359	3,955
Cytori Therapeutics, Inc.*	1,457	8,888
Dyax Corp.*	3,358	11,384
Emergent Biosolutions, Inc.*	496	6,741
Enzon Pharmaceuticals, Inc.*	1,997	21,028
Exelixis, Inc.*	4,467	32,922
Facet Biotech Corp.*	1,065	18,723
Genomic Health, Inc.*	433	8,469
Geron Corp.*	3,836	21,290
GTx, Inc.*	629	2,642
Halozyme Therapeutics, Inc.*	2,360	13,853
Hemispherx Biopharma, Inc.*	3,292	1,844
Human Genome Sciences, Inc.*	7,142	218,545
Idenix Pharmaceuticals, Inc.*	824	1,772
Idera Pharmaceuticals, Inc.*	630	3,257

	Number of Shares	Value (Note 1)

Immunogen, Inc.*	2,497	$19,626
Immunomedics, Inc.*	2,391	7,675
Incyte Corp.*	3,627	33,042
Infinity Pharmaceuticals, Inc.*	486	3,003
Insmed, Inc.*	2,524	1,943
InterMune, Inc.*	1,658	21,620
Isis Pharmaceuticals, Inc.*	3,864	42,890
Lexicon Pharmaceuticals, Inc.*	3,202	5,443
Ligand Pharmaceuticals, Inc., Class B*	3,958	8,589
MannKind Corp.*	2,460	21,550
Martek Biosciences Corp.*	1,447	27,406
Maxygen, Inc.*	1,365	8,313
Medivation, Inc.*	1,187	44,691
Metabolix, Inc.*	1,054	11,668
Micromet, Inc.*	1,995	13,287
Molecular Insight Pharmaceuticals, Inc.*	477	1,073
Momenta Pharmaceuticals, Inc.*	1,714	21,614
Myriad Pharmaceuticals, Inc.*	1,286	6,469
Nabi Biopharmaceuticals*	1,691	8,286
Nanosphere, Inc.*	308	1,983
Neurocrine Biosciences, Inc.*	2,383	6,482
NeurogesX, Inc.*	309	2,382
Novavax, Inc.*	2,241	5,961
NPS Pharmaceuticals, Inc.*	1,354	4,604
Omeros Corp.*	96	674
OncoGenex Pharmaceutical, Inc.*	163	3,632
Onyx Pharmaceuticals, Inc.*	2,517	73,849
Opko Health, Inc.*	1,153	2,110
Orexigen Therapeutics, Inc.*	1,256	9,345
Osiris Therapeutics, Inc.*	635	4,534
OXiGENE, Inc.*	989	1,127
PDL BioPharma, Inc.	5,058	34,698
Pharmasset, Inc.*	732	15,152
Poniard Pharmaceuticals, Inc.*	1,925	3,523
Progenics Pharmaceuticals, Inc.*	777	3,450
Protalix BioTherapeutics, Inc.*	1,108	7,335
Regeneron Pharmaceuticals, Inc.*	2,388	57,742
Repligen Corp.*	818	3,362
Rigel Pharmaceuticals, Inc.*	2,148	20,427
Sangamo BioSciences, Inc.*	1,413	8,365
Savient Pharmaceuticals, Inc.*	2,768	37,672
Sciclone Pharmaceuticals, Inc.*	1,276	2,973
Seattle Genetics, Inc.*	3,056	31,049
SIGA Technologies, Inc.*	1,479	8,578
Spectrum Pharmaceuticals, Inc.*	2,079	9,231
StemCells, Inc.*	6,234	7,855
Synta Pharmaceuticals Corp.*	473	2,393
Theravance, Inc.*	2,188	28,597
Vanda Pharmaceuticals, Inc.*	835	9,385
Vical, Inc.*	2,254	7,416
ZymoGenetics, Inc.*	1,165	7,444

		1,471,847

Health Care Equipment & Supplies (2.4%)
Abaxis, Inc.*	969	24,758
ABIOMED, Inc.*	1,013	8,854
Accuray, Inc.*	1,199	6,726
AGA Medical Holdings, Inc.*	399	5,893
Align Technology, Inc.*	2,176	38,776
Alphatec Holdings, Inc.*	951	5,078

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

American Medical Systems Holdings, Inc.*	3,048	$58,796
Analogic Corp.	425	16,367
AngioDynamics, Inc.*	803	12,912
Atrion Corp.	42	6,540
ATS Medical, Inc.*	2,590	8,366
Bovie Medical Corp.*	477	3,725
Cantel Medical Corp.*	608	12,269
Cardiac Science Corp.*	1,595	3,557
Cardiovascular Systems, Inc.*	295	1,354
Conceptus, Inc.*	1,332	24,988
CONMED Corp.*	1,258	28,682
CryoLife, Inc.*	1,380	8,860
Cutera, Inc.*	338	2,876
Cyberonics, Inc.*	1,184	24,201
Cynosure, Inc., Class A*	201	2,310
Delcath Systems, Inc.*	1,606	8,255
DexCom, Inc.*	2,089	16,879
Electro-Optical Sciences, Inc.*	1,039	10,764
Endologix, Inc.*	2,251	11,885
EnteroMedics, Inc.*	646	362
ev3, Inc.*	2,743	36,592
Exactech, Inc.*	185	3,202
Greatbatch, Inc.*	778	14,961
Haemonetics Corp.*	957	52,779
Hansen Medical, Inc.*	1,647	4,990
HeartWare International, Inc.*	178	6,314
Home Diagnostics, Inc.*	322	1,964
ICU Medical, Inc.*	582	21,208
Immucor, Inc.*	2,640	53,434
Insulet Corp.*	1,512	21,591
Integra LifeSciences Holdings Corp.*	660	24,275
Invacare Corp.	1,255	31,300
IRIS International, Inc.*	515	6,365
Kensey Nash Corp.*	426	10,863
MAKO Surgical Corp.*	481	5,339
Masimo Corp.*	1,897	57,707
Medical Action Industries, Inc.*	700	11,242
Meridian Bioscience, Inc.	1,465	31,571
Merit Medical Systems, Inc.*	1,237	23,862
Micrus Endovascular Corp.*	755	11,333
Natus Medical, Inc.*	1,264	18,695
Neogen Corp.*	675	15,937
NuVasive, Inc.*	1,508	48,226
NxStage Medical, Inc.*	679	5,670
OraSure Technologies, Inc.*	1,615	8,204
Orthofix International N.V.*	592	18,334
Orthovita, Inc.*	2,846	9,989
Palomar Medical Technologies, Inc.*	902	9,092
Quidel Corp.*	1,191	16,412
Rochester Medical Corp.*	304	3,384
Rockwell Medical Technologies, Inc.*	436	3,353
RTI Biologics, Inc.*	1,520	5,837
Sirona Dental Systems, Inc.*	747	23,710
Somanetics Corp.*	603	10,583
SonoSite, Inc.*	786	18,573
Spectranetics Corp.*	949	6,605
Stereotaxis, Inc.*	1,023	4,020

	Number of Shares	Value (Note 1)

STERIS Corp.	2,405	$67,268
SurModics, Inc.*	521	11,806
Symmetry Medical, Inc.*	1,661	13,388
Synovis Life Technologies, Inc.*	634	8,185
Thoratec Corp.*	2,327	62,643
TomoTherapy, Inc.*	1,509	5,885
TranS1, Inc.*	339	1,339
Utah Medical Products, Inc.	134	3,929
Vascular Solutions, Inc.*	469	3,935
Volcano Corp.*	2,051	35,646
West Pharmaceutical Services, Inc.	1,216	47,667
Wright Medical Group, Inc.*	1,632	30,926
Young Innovations, Inc.	157	3,890
Zoll Medical Corp.*	913	24,395

		1,332,451

Health Care Providers & Services (2.5%)
Air Methods Corp.*	357	12,002
Alliance HealthCare Services, Inc.*	673	3,843
Allied Healthcare International, Inc.*	1,614	4,697
Allion Healthcare, Inc.*	567	3,720
Almost Family, Inc.*	376	14,863
Amedisys, Inc.*	1,135	55,116
America Service Group, Inc.	490	7,776
American Caresource Holding, Inc.*	313	751
American Dental Partners, Inc.*	476	6,140
AMERIGROUP Corp.*	2,202	59,366
AMN Healthcare Services, Inc.*	1,503	13,617
Amsurg Corp.*	1,356	29,859
Assisted Living Concepts, Inc., Class A*	316	8,333
Bio-Reference Labs, Inc.*	401	15,715
BioScrip, Inc.*	1,780	14,881
Capital Senior Living Corp.*	846	4,247
CardioNet, Inc.*	1,231	7,312
Catalyst Health Solutions, Inc.*	1,362	49,672
Centene Corp.*	1,835	38,847
Chemed Corp.	828	39,719
Chindex International, Inc.*	410	5,793
Clarient, Inc.*	1,871	4,958
Continuecare Corp.*	1,659	7,250
Corvel Corp.*	198	6,641
Cross Country Healthcare, Inc.*	1,024	10,148
Emergency Medical Services Corp., Class A*	1,206	65,305
Emeritus Corp.*	681	12,769
Ensign Group, Inc.	305	4,688
Genoptix, Inc.*	592	21,034
Gentiva Health Services, Inc.*	1,246	33,655
Hanger Orthopedic Group, Inc.*	800	11,064
Health Grades, Inc.*	872	3,741
HealthSouth Corp.*	3,820	71,701
Healthspring, Inc.*	1,451	25,552
Healthways, Inc.*	1,196	21,935
HMS Holdings Corp.*	1,080	52,585
inVentiv Health, Inc.*	1,177	19,032
IPC The Hospitalist Co., Inc.*	549	18,254
Kindred Healthcare, Inc.*	1,696	31,308
Landauer, Inc.	416	25,542

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

LCA-Vision, Inc.*	1,065	$5,453
LHC Group, Inc.*	671	22,552
Magellan Health Services, Inc.*	1,123	45,740
MedCath Corp.*	854	6,755
Metropolitan Health Networks, Inc.*	1,511	3,007
Molina Healthcare, Inc.*	644	14,728
MWI Veterinary Supply, Inc.*	482	18,171
National Healthcare Corp.	231	8,342
National Research Corp.	18	373
Nighthawk Radiology Holdings, Inc.*	788	3,570
NovaMed, Inc.*	655	2,541
Odyssey HealthCare, Inc.*	1,493	23,261
Owens & Minor, Inc.	1,710	73,410
PharMerica Corp.*	1,041	16,531
Providence Service Corp.*	547	8,643
PSS World Medical, Inc.*	2,470	55,748
Psychiatric Solutions, Inc.*	2,341	49,489
RadNet, Inc.*	806	1,644
RehabCare Group, Inc.*	1,052	32,012
Res-Care, Inc.*	1,259	14,101
Select Medical Holdings Corp.*	1,091	11,587
Skilled Healthcare Group, Inc., Class A*	1,077	8,024
Sun Healthcare Group, Inc.*	1,996	18,303
Sunrise Senior Living, Inc.*	2,464	7,934
Triple-S Management Corp., Class B*	659	11,598
U.S. Physical Therapy, Inc.*	630	10,666
Universal American Corp.*	869	10,167
Virtual Radiologic Corp.*	166	2,118
WellCare Health Plans, Inc.*	1,609	59,147

		1,389,046

Health Care Technology (0.5%)
AMICAS, Inc.*	966	5,255
athenahealth, Inc.*	1,372	62,069
Computer Programs & Systems, Inc.	447	20,584
Eclipsys Corp.*	2,077	38,466
MedAssets, Inc.*	1,674	35,506
Medidata Solutions, Inc.*	424	6,614
MedQuist, Inc.	195	1,305
Merge Healthcare, Inc.*	846	2,843
Omnicell, Inc.*	1,047	12,240
Phase Forward, Inc.*	1,855	28,474
Quality Systems, Inc.	881	55,318
Transcend Services, Inc.*	365	7,796
Vital Images, Inc.*	757	9,606

		286,076

Life Sciences Tools & Services (0.5%)
Accelrys, Inc.*	1,523	8,727
Affymetrix, Inc.*	3,087	18,028
Albany Molecular Research, Inc.*	655	5,947
BioDelivery Sciences International, Inc.*	837	3,290
Bruker Corp.*	1,743	21,021
Cambrex Corp.*	1,480	8,258
Dionex Corp.*	656	48,459

	Number of Shares	Value (Note 1)

Enzo Biochem, Inc.*	982	$5,283
eResearchTechnology, Inc.*	2,014	12,104
Harvard Bioscience, Inc.*	1,672	5,969
Kendle International, Inc.*	688	12,597
Luminex Corp.*	1,797	26,829
PAREXEL International Corp.*	2,112	29,779
Sequenom, Inc.*	2,835	11,737
Varian, Inc.*	1,079	55,612

		273,640

Pharmaceuticals (1.0%)
Acura Pharmaceuticals, Inc.*	187	997
Adolor Corp.*	1,284	1,875
Akorn, Inc.*	2,179	3,900
Ardea Biosciences, Inc.*	673	9,422
ARYx Therapeutics, Inc.*	618	1,984
Auxilium Pharmaceuticals, Inc.*	1,892	56,722
AVANIR Pharmaceuticals, Inc., Class A*	3,470	6,593
Biodel, Inc.*	459	1,992
BioMimetic Therapeutics, Inc.*	694	8,279
BMP Sunstone Corp.*	936	5,326
Cadence Pharmaceuticals, Inc.*	1,147	11,092
Caraco Pharmaceutical Laboratories Ltd.*	311	1,879
Cornerstone Therapeutics, Inc.*	170	1,037
Cumberland Pharmaceuticals, Inc.*	198	2,691
Cypress Bioscience, Inc.*	1,793	10,328
Depomed, Inc.*	1,798	6,023
Discovery Laboratories, Inc.*	3,919	2,463
Durect Corp.*	2,579	6,370
Hi-Tech Pharmacal Co., Inc.*	399	11,192
Impax Laboratories, Inc.*	2,542	34,571
Inspire Pharmaceuticals, Inc.*	2,116	11,680
ISTA Pharmaceuticals, Inc.*	1,225	5,586
Javelin Pharmaceuticals, Inc.*	1,323	1,720
KV Pharmaceutical Co., Class A*	1,003	3,681
Lannett Co., Inc.*	270	1,596
MAP Pharmaceuticals, Inc.*	194	1,849
Matrixx Initiatives, Inc.*	793	3,347
Medicines Co.*	1,871	15,604
Medicis Pharmaceutical Corp., Class A	2,423	65,542
MiddleBrook Pharmaceuticals, Inc.*	1,087	554
Nektar Therapeutics*	3,881	36,171
Obagi Medical Products, Inc.*	615	7,380
Optimer Pharmaceuticals, Inc.*	939	10,592
Pain Therapeutics, Inc.*	985	5,280
Par Pharmaceutical Cos., Inc.*	1,457	39,426
Pozen, Inc.*	791	4,738
Questcor Pharmaceuticals, Inc.*	1,973	9,372
Repros Therapeutics, Inc.*	200	159
Salix Pharmaceuticals Ltd.*	2,261	57,429
Santarus, Inc.*	2,420	11,180
Sucampo Pharmaceuticals, Inc., Class A*	314	1,269
SuperGen, Inc.*	2,947	7,721
ViroPharma, Inc.*	2,828	23,727
Vivus, Inc.*	3,340	30,695

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

XenoPort, Inc.*	1,072	$19,896

		560,930

Total Health Care		5,313,990

Industrials (10.4%)
Aerospace & Defense (1.2%)
AAR Corp.*	1,620	37,228
Aerovironment, Inc.*	622	18,088
American Science & Engineering, Inc.	401	30,412
Applied Signal Technology, Inc.	654	12,616
Argon ST, Inc.*	666	14,466
Ascent Solar Technologies, Inc.*	1,081	5,729
Astronics Corp.*	296	2,531
Ceradyne, Inc.*	1,115	21,419
Cubic Corp.	693	25,849
Curtiss-Wright Corp.	1,686	52,805
DigitalGlobe, Inc.*	467	11,301
Ducommun, Inc.	308	5,763
DynCorp International, Inc., Class A*	1,092	15,670
Esterline Technologies Corp.*	1,104	45,010
GenCorp, Inc.*	2,244	15,708
GeoEye, Inc.*	823	22,945
Global Defense Technology & Systems, Inc.*	325	5,349
HEICO Corp.	977	43,310
Herley Industries, Inc.*	346	4,806
Hexcel Corp.*	4,000	51,920
Ladish Co., Inc.*	553	8,339
LMI Aerospace, Inc.*	289	3,844
Moog, Inc., Class A*	1,683	49,194
Orbital Sciences Corp.*	2,412	36,807
Stanley, Inc.*	363	9,950
Taser International, Inc.*	2,628	11,511
Teledyne Technologies, Inc.*	1,344	51,556
Todd Shipyards Corp.	160	2,682
Triumph Group, Inc.	596	28,757

		645,565

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	1,628	4,298
Atlas Air Worldwide Holdings, Inc.*	883	32,892
Dynamex, Inc.*	301	5,448
Forward Air Corp.	1,173	29,384
Hub Group, Inc., Class A*	1,357	36,408
Pacer International, Inc.*	1,931	6,102

		114,532

Airlines (0.6%)
AirTran Holdings, Inc.*	5,635	29,415
Alaska Air Group, Inc.*	1,361	47,036
Allegiant Travel Co.*	664	31,321
Hawaiian Holdings, Inc.*	1,851	12,957
JetBlue Airways Corp.*	10,443	56,914
Republic Airways Holdings, Inc.*	1,592	11,765
SkyWest, Inc.	2,024	34,246
U.S. Airways Group, Inc.*	6,717	32,510
UAL Corp.*	6,728	86,859

		343,023

	Number of Shares	Value (Note 1)

Building Products (0.4%)
AAON, Inc.	637	$12,415
American Woodmark Corp.	377	7,419
Ameron International Corp.	400	25,384
Apogee Enterprises, Inc.	1,272	17,808
Builders FirstSource, Inc.*	541	2,083
Gibraltar Industries, Inc.*	955	15,022
Griffon Corp.*	1,916	23,414
Insteel Industries, Inc.	506	6,578
NCI Building Systems, Inc.*	4,406	7,975
Quanex Building Products Corp.	1,627	27,610
Simpson Manufacturing Co., Inc.	1,396	37,538
Trex Co., Inc.*	500	9,800
Universal Forest Products, Inc.	822	30,258

		223,304

Commercial Services & Supplies (1.6%)
ABM Industries, Inc.	1,672	34,544
ACCO Brands Corp.*	1,915	13,941
American Ecology Corp.	612	10,429
American Reprographics Co.*	1,163	8,153
APAC Customer Services, Inc.*	767	4,571
ATC Technology Corp.*	671	16,003
Bowne & Co., Inc.	1,265	8,450
Cenveo, Inc.*	1,905	16,669
Clean Harbors, Inc.*	893	53,232
Consolidated Graphics, Inc.*	331	11,592
Courier Corp.	367	5,230
Cornell Cos., Inc.*	562	12,757
Deluxe Corp.	2,179	32,227
EnergySolutions, Inc.	2,714	23,042
EnerNOC, Inc.*	617	18,751
Ennis, Inc.	850	14,272
Fuel Tech, Inc.*	919	7,508
G&K Services, Inc., Class A	617	15,505
GEO Group, Inc.*	1,896	41,484
Healthcare Services Group, Inc.	1,569	33,671
Heritage-Crystal Clean, Inc.*	28	293
Herman Miller, Inc.	2,280	36,434
HNI Corp.	1,676	46,308
ICT Group, Inc.*	473	7,724
Innerworkings, Inc.*	669	3,947
Interface, Inc., Class A	1,673	13,903
Kimball International, Inc., Class B	1,131	9,636
Knoll, Inc.	1,597	16,497
M&F Worldwide Corp.*	376	14,852
McGrath RentCorp	800	17,888
Metalico, Inc.*	1,325	6,519
Mine Safety Appliances Co.	942	24,991
Mobile Mini, Inc.*	1,232	17,359
Multi-Color Corp.	307	3,748
North American Galvanizing & Coatings, Inc.*	334	1,620
Perma-Fix Environmental Services*	1,967	4,465
Rollins, Inc.	1,573	30,327
Schawk, Inc.	466	6,338
Standard Parking Corp.*	473	7,511
Standard Register Co.	1,024	5,222
Steelcase, Inc., Class A	2,478	15,760
Sykes Enterprises, Inc.*	1,475	37,568
Team, Inc.*	862	16,214
Tetra Tech, Inc.*	2,482	67,436

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

United Stationers, Inc.*	986	$56,054
Viad Corp.	696	14,359
Waste Services, Inc.*	909	8,281

		873,285

Construction & Engineering (0.6%)
Argan, Inc.*	177	2,547
Comfort Systems USA, Inc.	1,310	16,165
Dycom Industries, Inc.*	1,744	14,004
EMCOR Group, Inc.*	2,492	67,035
Furmanite Corp.*	1,277	4,865
Granite Construction, Inc.	1,437	48,369
Great Lakes Dredge & Dock Corp.	1,383	8,962
Insituform Technologies, Inc., Class A*	1,638	37,215
Integrated Electrical Services, Inc.*	163	954
Layne Christensen Co.*	851	24,432
MasTec, Inc.*	1,890	23,625
Michael Baker Corp.*	371	15,359
MYR Group, Inc.*	789	14,265
Northwest Pipe Co.*	446	11,980
Orion Marine Group, Inc.*	950	20,007
Pike Electric Corp.*	471	4,371
Primoris Services Corp.	286	2,280
Sterling Construction Co., Inc.*	635	12,179
Tutor Perini Corp.*	894	16,164

		344,778

Electrical Equipment (1.5%)
A. O. Smith Corp.	799	34,669
Acuity Brands, Inc.	1,615	57,559
Advanced Battery Technologies, Inc.*	2,662	10,648
American Superconductor Corp.*	1,766	72,229
AZZ, Inc.*	550	17,985
Baldor Electric Co.	1,738	48,820
Belden, Inc.	1,726	37,834
Brady Corp., Class A	1,788	53,658
Broadwind Energy, Inc.*	1,049	8,486
Chase Corp.	164	1,937
China BAK Battery, Inc.*	2,357	6,552
Encore Wire Corp.	846	17,825
Ener1, Inc.*	1,728	10,955
Energy Conversion Devices, Inc.*	1,407	14,872
EnerSys*	1,462	31,974
Evergreen Solar, Inc.*	6,254	9,443
Franklin Electric Co., Inc.	807	23,468
FuelCell Energy, Inc.*	3,520	13,235
Fushi Copperweld, Inc.*	465	4,706
GrafTech International Ltd.*	4,584	71,281
GT Solar International, Inc.*	939	5,221
Harbin Electric, Inc.*	677	13,906
II-VI, Inc.*	886	28,175
LaBarge, Inc.*	330	3,976
LSI Industries, Inc.	677	5,335
Microvision, Inc.*	4,041	12,810
Orion Energy Systems, Inc.*	758	3,328
Polypore International, Inc.*	723	8,604
Powell Industries, Inc.*	394	12,423
Power-One, Inc.*	2,570	11,179
PowerSecure International, Inc.*	479	3,454
Preformed Line Products Co.	36	1,577

	Number of Shares	Value (Note 1)

Regal-Beloit Corp.	1,466	$76,144
SatCon Technology Corp.*	3,435	9,687
Ultralife Corp.*	957	4,134
Valence Technology, Inc.*	1,983	1,804
Vicor Corp.*	512	4,762
Woodward Governor Co.	2,269	58,472

		813,127

Industrial Conglomerates (0.1%)
Otter Tail Corp.	1,278	31,695
Raven Industries, Inc.	547	17,378
Seaboard Corp.	11	14,839
Standex International Corp.	381	7,654
Tredegar Corp.	972	15,377
United Capital Corp.*	11	262

		87,205

Machinery (1.8%)
3D Systems Corp.*	511	5,774
Actuant Corp., Class A	2,506	46,436
Alamo Group, Inc.	166	2,847
Albany International Corp., Class A	964	21,651
Altra Holdings, Inc.*	1,212	14,968
American Railcar Industries, Inc.	296	3,262
Ampco-Pittsburgh Corp.	257	8,103
Astec Industries, Inc.*	662	17,834
Badger Meter, Inc.	653	26,003
Barnes Group, Inc.	1,666	28,155
Blount International, Inc.*	1,260	12,726
Briggs & Stratton Corp.	2,117	39,609
Cascade Corp.	306	8,412
Chart Industries, Inc.*	1,227	20,307
China Fire & Security Group, Inc.*	680	9,200
CIRCOR International, Inc.	569	14,327
CLARCOR, Inc.	1,918	62,220
Colfax Corp.*	749	9,018
Columbus McKinnon Corp.*	619	8,456
Duoyuan Printing, Inc.*	147	1,183
Dynamic Materials Corp.	405	8,120
Eastern Co.	162	2,176
Energy Recovery, Inc.*	1,645	11,318
EnPro Industries, Inc.*	888	23,452
ESCO Technologies, Inc.	966	34,631
Federal Signal Corp.	2,285	13,756
Flanders Corp.*	472	2,105
Flow International Corp.*	2,437	7,506
Force Protection, Inc.*	2,447	12,749
FreightCar America, Inc.	569	11,283
Gorman-Rupp Co.	469	12,963
Graham Corp.	487	10,081
Greenbrier Cos., Inc.	493	5,117
Hurco Cos., Inc.*	235	3,478
John Bean Technologies Corp.	950	16,160
Kadant, Inc.*	612	9,768
Kaydon Corp.	1,390	49,706
K-Tron International, Inc.*	101	10,983
L.B. Foster Co., Class A*	497	14,816
Lindsay Corp.	422	16,817
Met-Pro Corp.	789	8,379
Middleby Corp.*	700	34,314
Miller Industries, Inc.*	406	4,608

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Mueller Industries, Inc.	1,346	$33,435
Mueller Water Products, Inc., Class A	5,655	29,406
NACCO Industries, Inc., Class A	178	8,864
Nordson Corp.	1,371	83,878
Omega Flex, Inc.	30	420
PMFG, Inc.*	393	6,371
Portec Rail Products, Inc.	170	1,821
RBC Bearings, Inc.*	970	23,600
Robbins & Myers, Inc.	923	21,709
Sauer-Danfoss, Inc.*	445	5,344
SmartHeat, Inc.*	171	2,483
Sun Hydraulics Corp.	576	15,120
Tecumseh Products Co., Class A*	868	10,147
Tennant Co.	658	17,233
Titan International, Inc.	1,632	13,236
Trimas Corp.*	361	2,444
Twin Disc, Inc.	276	2,881
Watts Water Technologies, Inc., Class A	1,061	32,806

		995,975

Marine (0.1%)
American Commercial Lines, Inc.*	325	5,957
Eagle Bulk Shipping, Inc.*	2,785	13,786
Genco Shipping & Trading Ltd.*	1,095	24,506
Horizon Lines, Inc., Class A	842	4,690
International Shipholding Corp.	314	9,756
TBS International Ltd., Class A*	339	2,492
Ultrapetrol Bahamas Ltd.*	625	2,975

		64,162

Professional Services (1.1%)
Acacia Research Corp.- Acacia Technologies*	1,511	13,765
Administaff, Inc.	718	16,938
Advisory Board Co.*	711	21,799
Barrett Business Services, Inc.	521	6,403
CBIZ, Inc.*	1,319	10,156
CDI Corp.	675	8,741
COMSYS IT Partners, Inc.*	455	4,045
Corporate Executive Board Co.	1,449	33,066
CoStar Group, Inc.*	853	35,630
CRA International, Inc.*	488	13,005
Diamond Management & Technology Consultants, Inc.	1,216	8,962
Exponent, Inc.*	436	12,138
Franklin Covey Co.*	334	2,104
GP Strategies Corp.*	621	4,676
Heidrick & Struggles International, Inc.	758	23,680
Hill International, Inc.*	695	4,337
Huron Consulting Group, Inc.*	931	21,450
ICF International, Inc.*	450	12,060
Kelly Services, Inc., Class A*	1,246	14,865
Kforce, Inc.*	1,313	16,412
Korn/Ferry International*	1,917	31,631
Mistras Group, Inc.*	243	3,660
MPS Group, Inc.*	3,473	47,719
Navigant Consulting, Inc.*	2,135	31,726
Odyssey Marine Exploration, Inc.*	1,509	2,128

	Number of Shares	Value (Note 1)

On Assignment, Inc.*	1,678	$11,998
Resources Connection, Inc.*	1,902	40,360
School Specialty, Inc.*	620	14,502
Spherion Corp.*	1,751	9,841
TrueBlue, Inc.*	1,891	28,006
Volt Information Sciences, Inc.*	328	3,280
VSE Corp.	210	9,467
Watson Wyatt Worldwide, Inc., Class A	1,741	82,732

		601,282

Road & Rail (0.7%)
Amerco, Inc.*	303	15,065
Arkansas Best Corp.	1,081	31,814
Avis Budget Group, Inc.*	4,146	54,395
Celadon Group, Inc.*	794	8,615
Dollar Thrifty Automotive Group, Inc.*	1,192	30,527
Genesee & Wyoming, Inc., Class A*	1,426	46,545
Heartland Express, Inc.	2,177	33,243
Knight Transportation, Inc.	2,095	40,413
Marten Transport Ltd.*	767	13,768
Old Dominion Freight Line, Inc.*	1,178	36,165
Patriot Transportation Holding, Inc.*	23	2,173
RailAmerica, Inc.*	640	7,808
Saia, Inc.*	442	6,550
Universal Truckload Services, Inc.	150	2,715
USA Truck, Inc.*	181	2,266
Werner Enterprises, Inc.	1,822	36,057
YRC Worldwide, Inc.*	916	769

		368,888

Trading Companies & Distributors (0.5%)
Aceto Corp.	1,416	7,292
Aircastle Ltd.	1,637	16,124
Applied Industrial Technologies, Inc.	1,532	33,811
Beacon Roofing Supply, Inc.*	1,940	31,040
BlueLinx Holdings, Inc.*	322	892
DXP Enterprises, Inc.*	181	2,366
H&E Equipment Services, Inc.*	926	9,714
Houston Wire & Cable Co.	877	10,436
Interline Brands, Inc.*	1,136	19,619
Kaman Corp.	887	20,481
Lawson Products, Inc.	142	2,506
RSC Holdings, Inc.*	1,651	11,623
Rush Enterprises, Inc., Class A*	1,474	17,526
TAL International Group, Inc.	461	6,099
Textainer Group Holdings Ltd.	283	4,783
Titan Machinery, Inc.*	698	8,055
United Rentals, Inc.*	2,557	25,084
Watsco, Inc.	1,105	54,123
Willis Lease Finance Corp.*	223	3,345

		284,919

Transportation Infrastructure (0.0%)
CAI International, Inc.*	303	2,736

Total Industrials		5,762,781

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Information Technology (12.2%)
Communications Equipment (2.1%)
3Com Corp.*	15,004	$112,530
Acme Packet, Inc.*	1,337	14,707
ADC Telecommunications, Inc.*	4,098	25,449
ADTRAN, Inc.	2,310	52,091
Airvana, Inc.*	644	4,894
Anaren, Inc.*	468	7,043
Arris Group, Inc.*	5,089	58,167
Aruba Networks, Inc.*	2,488	26,522
Bel Fuse, Inc., Class B	381	8,188
BigBand Networks, Inc.*	968	3,330
Black Box Corp.	780	22,105
Blue Coat Systems, Inc.*	1,626	46,406
Cogo Group, Inc.*	1,234	9,095
Communications Systems, Inc.	164	2,040
Comtech Telecommunications Corp.*	1,187	41,604
DG FastChannel, Inc.*	885	24,718
Digi International, Inc.*	1,248	11,382
Emcore Corp.*	4,608	4,931
EMS Technologies, Inc.*	765	11,093
Emulex Corp.*	3,467	37,790
Extreme Networks, Inc.*	4,239	12,166
Globecomm Systems, Inc.*	617	4,825
Harmonic, Inc.*	4,164	26,358
Harris Stratex Networks, Inc.*	2,632	18,187
Hughes Communications, Inc.*	267	6,950
Infinera Corp.*	3,030	26,876
InterDigital, Inc.*	1,811	48,064
Ixia*	851	6,332
KVH Industries, Inc.*	704	10,384
Loral Space & Communications, Inc.*	371	11,727
NETGEAR, Inc.*	1,472	31,928
Network Equipment Technologies, Inc.*	828	3,353
Oplink Communications, Inc.*	945	15,489
Opnext, Inc.*	591	1,123
Palm, Inc.*	6,672	66,987
Parkervision, Inc.*	1,082	1,980
PC-Tel, Inc.*	497	2,942
Plantronics, Inc.	1,828	47,492
Polycom, Inc.*	3,420	85,397
Powerwave Technologies, Inc.*	4,536	5,715
Riverbed Technology, Inc.*	2,254	51,774
SeaChange International, Inc.*	1,552	10,197
ShoreTel, Inc.*	1,422	8,219
Sonus Networks, Inc.*	9,081	19,161
Sycamore Networks, Inc.	587	12,278
Symmetricom, Inc.*	1,309	6,807
Tekelec*	2,819	43,074
UTStarcom, Inc.*	3,896	8,532
ViaSat, Inc.*	929	29,524

		1,147,926

Computers & Peripherals (0.6%)
3PAR, Inc.*	1,249	14,801
ActivIdentity Corp.*	1,178	2,768
Adaptec, Inc.*	5,579	18,690
Avid Technology, Inc.*	926	11,816
Compellent Technologies, Inc.*	750	17,010

	Number of Shares	Value (Note 1)

Cray, Inc.*	1,201	$7,710
Electronics for Imaging, Inc.*	1,715	22,312
Imation Corp.*	1,419	12,374
Immersion Corp.*	791	3,615
Intermec, Inc.*	2,229	28,665
Intevac, Inc.*	752	8,625
Isilon Systems, Inc.*	774	5,310
Netezza Corp.*	1,646	15,966
Novatel Wireless, Inc.*	1,445	11,517
Quantum Corp.*	8,872	25,995
Rimage Corp.*	297	5,150
Silicon Graphics International Corp.*	1,037	7,269
STEC, Inc.*	1,097	17,925
Stratasys, Inc.*	673	11,629
Super Micro Computer, Inc.*	1,106	12,299
Synaptics, Inc.*	1,424	43,645

		305,091

Electronic Equipment, Instruments & Components (1.4%)
Agilysys, Inc.	787	7,162
Anixter International, Inc.*	1,236	58,216
Benchmark Electronics, Inc.*	2,417	45,705
Brightpoint, Inc.*	1,689	12,414
Checkpoint Systems, Inc.*	1,359	20,725
China Security & Surveillance Technology, Inc.*	1,978	15,112
Cogent, Inc.*	1,980	20,572
Cognex Corp.	1,398	24,773
Coherent, Inc.*	750	22,297
Comverge, Inc.*	999	11,229
CPI International, Inc.*	177	2,343
CTS Corp.	1,160	11,159
Daktronics, Inc.	1,158	10,665
DDi Corp.*	961	4,699
DTS, Inc.*	774	26,478
Echelon Corp.*	1,127	13,028
Electro Rent Corp.	485	5,597
Electro Scientific Industries, Inc.*	865	9,359
FARO Technologies, Inc.*	775	16,616
ICx Technologies, Inc.*	321	3,056
Insight Enterprises, Inc.*	1,646	18,797
IPG Photonics Corp.*	784	13,124
L-1 Identity Solutions, Inc.*	2,634	19,729
Littelfuse, Inc.*	778	25,013
Maxwell Technologies, Inc.*	1,005	17,929
Measurement Specialties, Inc.*	444	4,462
Mercury Computer Systems, Inc.*	780	8,588
Methode Electronics, Inc.	1,722	14,947
MTS Systems Corp.	565	16,238
Multi-Fineline Electronix, Inc.*	346	9,816
Newport Corp.*	1,664	15,292
OSI Systems, Inc.*	733	19,996
PAR Technology Corp.*	187	1,081
Park Electrochemical Corp.	690	19,072
PC Connection, Inc.*	301	2,032
PC Mall, Inc.*	309	1,613
Plexus Corp.*	1,456	41,496
RadiSys Corp.*	707	6,752
RAE Systems, Inc.*	1,330	1,463
Rofin-Sinar Technologies, Inc.*	1,113	26,278
Rogers Corp.*	531	16,095

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Scansource, Inc.*	1,146	$30,598
SMART Modular Technologies (WWH), Inc.*	1,156	7,271
Spectrum Control, Inc.*	476	4,508
SYNNEX Corp.*	663	20,328
Technitrol, Inc.	1,228	5,379
TTM Technologies, Inc.*	1,890	21,792
Universal Display Corp.*	1,336	16,513
X-Rite, Inc.*	874	1,905
Zygo Corp.*	610	4,105

		753,417

Internet Software & Services (1.2%)
Ancestry.com, Inc.*	163	2,284
Archipelago Learning, Inc.*	174	3,602
Art Technology Group, Inc.*	5,359	24,169
comScore, Inc.*	739	12,969
Constant Contact, Inc.*	1,102	17,632
DealerTrack Holdings, Inc.*	1,344	25,254
Dice Holdings, Inc.*	465	3,046
Digital River, Inc.*	1,581	42,671
DivX, Inc.*	951	5,364
EarthLink, Inc.	4,515	37,520
GSI Commerce, Inc.*	1,282	32,550
Imergent, Inc.	183	1,111
InfoSpace, Inc.*	1,129	9,676
Innodata Isogen, Inc.*	701	3,884
Internap Network Services Corp.*	2,373	11,153
Internet Brands, Inc., Class A*	792	6,201
Internet Capital Group, Inc.*	1,169	7,774
Ipass, Inc.*	1,528	1,589
j2 Global Communications, Inc.*	1,895	38,563
Keynote Systems, Inc.	458	4,997
Knot, Inc.*	964	9,707
Limelight Networks, Inc.*	844	3,317
Liquidity Services, Inc.*	460	4,632
LivePerson, Inc.*	1,374	9,577
LogMeIn, Inc.*	392	7,820
LoopNet, Inc.*	1,016	10,099
Marchex, Inc., Class B	1,191	6,050
MercadoLibre, Inc.*	1,051	54,515
ModusLink Global Solutions, Inc.*	1,981	18,641
Move, Inc.*	7,124	11,826
NIC, Inc.	2,202	20,126
OpenTable, Inc.*	131	3,335
Openwave Systems, Inc.*	2,425	5,529
Perficient, Inc.*	886	7,469
Rackspace Hosting, Inc.*	2,702	56,337
RealNetworks, Inc.*	2,804	10,403
Saba Software, Inc.*	657	2,720
SAVVIS, Inc.*	1,305	18,335
support.com, Inc.*	1,870	4,937
Switch & Data Facilities Co., Inc.*	892	18,027
TechTarget, Inc.*	270	1,520
Terremark Worldwide, Inc.*	2,028	13,872
Travelzoo, Inc.*	158	1,942
United Online, Inc.	3,548	25,510
ValueClick, Inc.*	3,628	36,715
Vocus, Inc.*	573	10,314
Web.com Group, Inc.*	1,320	8,620
Zix Corp.*	2,411	4,123

		678,027

	Number of Shares	Value (Note 1)

IT Services (1.4%)
Acxiom Corp.*	2,860	$38,381
CACI International, Inc., Class A*	1,120	54,712
Cass Information Systems, Inc.	229	6,962
China Information Security Technology, Inc.*	1,353	8,334
CIBER, Inc.*	2,457	8,477
Computer Task Group, Inc.*	593	4,750
CSG Systems International, Inc.*	1,512	28,864
Cybersource Corp.*	2,848	57,273
Dynamics Research Corp.*	573	6,080
Echo Global Logistics, Inc.*	73	926
eLoyalty Corp.*	170	1,168
Euronet Worldwide, Inc.*	1,810	39,730
ExlService Holdings, Inc.*	518	9,407
Forrester Research, Inc.*	729	18,918
Gartner, Inc.*	2,173	39,201
Global Cash Access Holdings, Inc.*	1,240	9,288
Hackett Group, Inc.*	1,471	4,089
Heartland Payment Systems, Inc.	1,629	21,389
iGATE Corp.	697	6,970
infoGROUP, Inc.*	1,192	9,560
Information Services Group, Inc.*	648	2,054
Integral Systems, Inc.*	985	8,530
Lionbridge Technologies, Inc.*	1,694	3,896
ManTech International Corp., Class A*	924	44,611
MAXIMUS, Inc.	631	31,550
MoneyGram International, Inc.*	2,781	8,009
NCI, Inc., Class A*	356	9,843
Ness Technologies, Inc.*	1,364	6,684
Online Resources Corp.*	870	4,576
RightNow Technologies, Inc.*	738	12,819
Sapient Corp.*	3,610	29,855
SRA International, Inc., Class A*	1,483	28,325
StarTek, Inc.*	726	5,431
Syntel, Inc.	440	16,733
TeleTech Holdings, Inc.*	1,142	22,874
Tier Technologies, Inc., Class B*	483	3,864
TNS, Inc.*	1,071	27,514
Unisys Corp.*	1,620	62,467
VeriFone Holdings, Inc.*	2,727	44,668
Virtusa Corp.*	337	3,053
Wright Express Corp.*	1,427	45,464

		797,299

Semiconductors & Semiconductor Equipment (2.5%)
Actel Corp.*	800	9,504
Advanced Analogic Technologies, Inc.*	2,225	8,767
Advanced Energy Industries, Inc.*	1,447	21,821
Amkor Technology, Inc.*	4,600	32,936
ANADIGICS, Inc.*	2,901	12,242
Applied Micro Circuits Corp.*	2,913	21,760
Atheros Communications, Inc.*	2,539	86,935
ATMI, Inc.*	1,079	20,091
Brooks Automation, Inc.*	2,269	19,468
Cabot Microelectronics Corp.*	832	27,423
Cavium Networks, Inc.*	1,308	31,170
CEVA, Inc.*	975	12,538
Cirrus Logic, Inc.*	2,925	19,948
Cohu, Inc.	719	10,030

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value Note 1)

Cymer, Inc.*	1,245	$47,783
Diodes, Inc.*	1,200	24,540
DSP Group, Inc.*	644	3,626
Entegris, Inc.*	4,746	25,059
Entropic Communications, Inc.*	1,546	4,746
Exar Corp.*	977	6,946
FEI Co.*	1,602	37,423
FormFactor, Inc.*	2,062	44,869
GSI Technology, Inc.*	1,182	5,295
Hittite Microwave Corp.*	771	31,418
IXYS Corp.*	837	6,211
Kopin Corp.*	2,317	9,685
Kulicke & Soffa Industries, Inc.*	3,006	16,202
Lattice Semiconductor Corp.*	5,435	14,675
MEMSIC, Inc.*	364	1,194
Micrel, Inc.	2,147	17,605
Microsemi Corp.*	3,042	53,995
Microtune, Inc.*	1,443	3,261
MIPS Technologies, Inc.*	2,258	9,867
MKS Instruments, Inc.*	1,790	31,164
Monolithic Power Systems, Inc.*	1,225	29,363
Netlogic Microsystems, Inc.*	768	35,528
NVE Corp.*	171	7,064
OmniVision Technologies, Inc.*	2,151	31,254
Pericom Semiconductor Corp.*	783	9,028
Photronics, Inc.*	2,476	11,018
PLX Technology, Inc.*	885	2,859
Power Integrations, Inc.	1,019	37,051
RF Micro Devices, Inc.*	10,843	51,721
Rubicon Technology, Inc.*	573	11,638
Rudolph Technologies, Inc.*	967	6,498
Semtech Corp.*	2,573	43,767
Sigma Designs, Inc.*	1,005	10,753
Silicon Image, Inc.*	3,754	9,685
Silicon Storage Technology, Inc.*	2,879	7,370
Skyworks Solutions, Inc.*	6,778	96,180
Standard Microsystems Corp.*	747	15,523
Supertex, Inc.*	523	15,585
Techwell, Inc.*	488	6,442
Tessera Technologies, Inc.*	2,017	46,936
Trident Microsystems, Inc.*	3,377	6,281
TriQuint Semiconductor, Inc.*	6,140	36,840
Ultratech, Inc.*	1,095	16,272
Veeco Instruments, Inc.*	1,579	52,170
Virage Logic Corp.*	471	2,591
Volterra Semiconductor Corp.*	1,009	19,292
White Electronic Designs Corp.*	1,519	7,094
Zoran Corp.*	2,271	25,095

		1,381,095

Software (3.0%)
ACI Worldwide, Inc.*	1,211	20,769
Actuate Corp.*	1,321	5,654
Advent Software, Inc.*	530	21,587
American Software, Inc., Class A	631	3,786
ArcSight, Inc.*	801	20,490
Ariba, Inc.*	3,679	46,061
AsiaInfo Holdings, Inc.*	1,300	39,611
Blackbaud, Inc.	1,601	37,832
Blackboard, Inc.*	1,309	59,415
Bottomline Technologies, Inc.*	1,116	19,608
Callidus Software, Inc.*	771	2,328

	Number of Shares	Value Note 1)

China TransInfo Technology Corp.*	291	$2,377
Chordiant Software, Inc.*	1,813	4,986
CommVault Systems, Inc.*	1,750	41,457
Concur Technologies, Inc.*	1,634	69,853
Deltek, Inc.*	461	3,587
DemandTec, Inc.*	610	5,350
Double-Take Software, Inc.*	911	9,101
Ebix, Inc.*	335	16,358
Epicor Software Corp.*	1,556	11,857
EPIQ Systems, Inc.*	1,490	20,845
ePlus, Inc.*	139	2,295
Fair Isaac Corp.	2,040	43,472
FalconStor Software, Inc.*	956	3,881
Fortinet, Inc.*	335	5,886
GSE Systems, Inc.*	682	3,737
i2 Technologies, Inc.*	557	10,650
Informatica Corp.*	3,549	91,777
Interactive Intelligence, Inc.*	421	7,763
Jack Henry & Associates, Inc.	3,426	79,209
JDA Software Group, Inc.*	1,055	26,871
Kenexa Corp.*	719	9,383
Lawson Software, Inc.*	4,958	32,971
Manhattan Associates, Inc.*	785	18,863
Mentor Graphics Corp.*	3,967	35,029
MicroStrategy, Inc., Class A*	386	36,292
Monotype Imaging Holdings, Inc.*	639	5,770
Net 1 UEPS Technologies, Inc.*	1,345	26,120
NetScout Systems, Inc.*	1,138	16,660
NetSuite, Inc.*	496	7,926
Opnet Technologies, Inc.	336	4,096
Parametric Technology Corp.*	4,741	77,468
Pegasystems, Inc.	511	17,374
Pervasive Software, Inc.*	362	1,745
Phoenix Technologies Ltd.*	1,978	5,439
Progress Software Corp.*	1,459	42,617
PROS Holdings, Inc.*	598	6,189
QAD, Inc.	334	2,041
Quest Software, Inc.*	2,574	47,362
Radiant Systems, Inc.*	853	8,871
Renaissance Learning, Inc.	123	1,397
Rosetta Stone, Inc.*	165	2,962
S1 Corp.*	2,468	16,091
Smith Micro Software, Inc.*	1,319	12,056
SolarWinds, Inc.*	590	13,576
Solera Holdings, Inc.	2,658	95,715
SonicWALL, Inc.*	1,842	14,018
Sourcefire, Inc.*	951	25,439
SRS Labs, Inc.*	323	2,368
SuccessFactors, Inc.*	1,950	32,331
Symyx Technologies, Inc.*	1,004	5,522
Synchronoss Technologies, Inc.*	607	9,597
Take-Two Interactive Software, Inc.*	3,426	34,431
Taleo Corp., Class A*	1,652	38,855
TeleCommunication Systems, Inc., Class A*	1,829	17,705
THQ, Inc.*	3,019	15,216
TIBCO Software, Inc.*	7,228	69,606
TiVo, Inc.*	3,272	33,309
Tyler Technologies, Inc.*	1,077	21,443

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Ultimate Software Group, Inc.*	865	$25,405
Unica Corp.*	349	2,705
VASCO Data Security International, Inc.*	786	4,928
Websense, Inc.*	1,902	33,209

		1,668,553

Total Information Technology		6,731,408

Materials (3.2%)
Chemicals (1.5%)
A. Schulman, Inc.	1,045	21,088
American Vanguard Corp.	502	4,167
Ampal American Israel, Class A*	523	1,412
Arch Chemicals, Inc.	890	27,483
Balchem Corp.	805	26,976
Calgon Carbon Corp.*	2,298	31,942
China Green Agriculture, Inc.*	203	2,984
Ferro Corp.	3,614	29,779
H.B. Fuller Co.	1,788	40,677
Hawkins, Inc.	459	10,020
ICO, Inc.	1,342	9,810
Innophos Holdings, Inc.	773	17,771
Innospec, Inc.	789	7,961
Koppers Holdings, Inc.	718	21,856
Landec Corp.*	1,442	8,998
LSB Industries, Inc.*	832	11,731
Minerals Technologies, Inc.	684	37,258
NewMarket Corp.	420	48,203
NL Industries, Inc.	111	770
Olin Corp.	2,964	51,929
OM Group, Inc.*	1,133	35,565
Omnova Solutions, Inc.*	1,984	12,162
PolyOne Corp.*	3,393	25,346
Quaker Chemical Corp.	524	10,815
Rockwood Holdings, Inc.*	1,843	43,421
Sensient Technologies Corp.	1,806	47,498
ShengdaTech, Inc.*	791	4,849
Solutia, Inc.*	4,823	61,252
Spartech Corp.	1,377	14,128
Stepan Co.	326	21,128
STR Holdings, Inc.*	333	5,232
W.R. Grace & Co.*	2,756	69,865
Westlake Chemical Corp.	649	16,180
Zep, Inc.	720	12,470
Zoltek Cos., Inc.*	1,310	12,445

		805,171

Construction Materials (0.1%)
Headwaters, Inc.*	2,658	17,330
Texas Industries, Inc.	870	30,442
U.S. Concrete, Inc.*	1,511	1,375
United States Lime & Minerals, Inc.*	19	656

		49,803

Containers & Packaging (0.3%)
AEP Industries, Inc.*	268	10,259
Boise, Inc.*	1,489	7,907
Bway Holding Co.*	394	7,573
Graphic Packaging Holding Co.*	3,781	13,120
Myers Industries, Inc.	1,003	9,127

	Number of Shares	Value (Note 1)

Rock-Tenn Co., Class A	1,564	$78,841
Silgan Holdings, Inc.	1,106	64,015

		190,842

Metals & Mining (0.8%)
A.M. Castle & Co.	514	7,037
Allied Nevada Gold Corp.*	2,206	33,266
AMCOL International Corp.	845	24,015
Brush Engineered Materials, Inc.*	680	12,607
Century Aluminum Co.*	2,349	38,030
China Precision Steel, Inc.*	1,163	2,384
Coeur d’Alene Mines Corp.*	3,109	56,149
General Moly, Inc.*	1,826	3,798
General Steel Holdings, Inc.*	1,034	4,560
Haynes International, Inc.	552	18,199
Hecla Mining Co.*	9,594	59,291
Horsehead Holding Corp.*	1,564	19,941
Kaiser Aluminum Corp.	545	22,683
Olympic Steel, Inc.	429	13,977
Paramount Gold and Silver Corp.*	2,409	3,493
RTI International Metals, Inc.*	1,260	31,714
Stillwater Mining Co.*	1,410	13,367
Sutor Technology Group Ltd.*	283	753
Universal Stainless & Alloy Products, Inc.*	185	3,489
US Gold Corp.*	3,969	9,843
Worthington Industries, Inc.	2,582	33,747

		412,343

Paper & Forest Products (0.5%)
Buckeye Technologies, Inc.*	1,338	13,059
Clearwater Paper Corp.*	485	26,661
Deltic Timber Corp.	363	16,763
Domtar Corp.*	1,605	88,933
Glatfelter	1,581	19,209
KapStone Paper and Packaging Corp.*	1,482	14,598
Louisiana-Pacific Corp.*	4,688	32,722
Neenah Paper, Inc.	484	6,752
Schweitzer-Mauduit International, Inc.	729	51,285
Wausau Paper Corp.	1,519	17,620

		287,602

Total Materials		1,745,761

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.5%)
AboveNet, Inc.*	560	36,423
Alaska Communications Systems Group, Inc.	2,068	16,503
Atlantic Tele-Network, Inc.	308	16,943
Cbeyond, Inc.*	1,076	16,947
Cincinnati Bell, Inc.*	8,722	30,091
Cogent Communications Group, Inc.*	1,607	15,845
Consolidated Communications Holdings, Inc.	1,096	19,180
General Communication, Inc., Class A*	1,277	8,147
Global Crossing Ltd.*	983	14,008
HickoryTech Corp.	801	7,073

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

inContact, Inc.*	783	$2,294
Iowa Telecommunications Services, Inc.	1,458	24,436
Neutral Tandem, Inc.*	1,420	32,305
PAETEC Holding Corp.*	4,421	18,347
Premiere Global Services, Inc.*	2,081	17,168
SureWest Communications*	347	3,456

		279,166

Wireless Telecommunication Services (0.2%)
NTELOS Holdings Corp.	1,353	24,110
Shenandoah Telecommunications Co.	785	15,975
Syniverse Holdings, Inc.*	2,543	44,451
USA Mobility, Inc.	1,169	12,871

		97,407

Total Telecommunication Services		376,573

Utilities (2.2%)
Electric Utilities (0.9%)
Allete, Inc.	1,248	40,785
Central Vermont Public Service Corp.	662	13,770
Cleco Corp.	2,531	69,172
El Paso Electric Co.*	1,846	37,437
Empire District Electric Co.	1,643	30,773
IDACORP, Inc.	1,766	56,424
MGE Energy, Inc.	828	29,593
PNM Resources, Inc.	3,735	47,248
Portland General Electric Co.	3,156	64,414
UIL Holdings Corp.	1,306	36,672
UniSource Energy Corp.	1,050	33,799
Unitil Corp.	596	13,696

		473,783

Gas Utilities (0.9%)
Chesapeake Utilities Corp.	300	9,615
Laclede Group, Inc.	958	32,352
New Jersey Resources Corp.	1,739	65,039
Nicor, Inc.	1,849	77,843
Northwest Natural Gas Co.	980	44,139
Piedmont Natural Gas Co., Inc.	3,006	80,410
South Jersey Industries, Inc.	1,250	47,725
Southwest Gas Corp.	1,660	47,360
WGL Holdings, Inc.	2,062	69,159

		473,642

Independent Power Producers & Energy Traders (0.0%)
U.S. Geothermal, Inc.*	2,396	3,666

Multi-Utilities (0.2%)
Avista Corp.	2,019	43,590
Black Hills Corp.	1,193	31,770
CH Energy Group, Inc.	552	23,471
NorthWestern Corp.	1,572	40,903

		139,734

	Number of Shares	Value (Note 1)

Water Utilities (0.2%)
American States Water Co.	645	$22,839
Artesian Resources Corp., Class A	254	4,651
Cadiz, Inc.*	740	8,858
California Water Service Group	695	25,590
Connecticut Water Service, Inc.	452	11,196
Consolidated Water Co., Ltd.	773	11,046
Middlesex Water Co.	358	6,312
Pennichuck Corp.	322	6,804
SJW Corp.	376	8,486
Southwest Water Co.	937	5,519
York Water Co.	318	4,614

		115,915

Total Utilities		1,206,740

Total Common Stocks (66.7%) (Cost $35,289,601)		36,832,012

INVESTMENT COMPANY:
Investment Company (0.0%)
Kayne Anderson Energy Development Co. (Cost $7,518)	552	8,032

	Number of Rights	Value (Note 1)
RIGHTS:
Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
Flagstar Bancorp, Inc., expiring 1/25/10*	2,347	—

Total Financials		—

Industrials (0.0%)
Building Products (0.0%)
Builders FirstSource, Inc., expiring 1/14/10*	872	213

Total Industrials		213

Total Rights (0.0%) (Cost $—)		213

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Short-Term Investment (30.1%)
BlackRock Liquidity Funds TempFund 0.11%‡ (Amortized Cost $16,591,734)	$16,591,734	16,591,734

Total Investments (96.8%) (Cost $51,888,853)		53,431,991
Other Assets Less Liabilities (3.2%)		1,740,005

Net Assets (100%)		$55,171,996

*	Non-income producing.

‡	Affiliated company as defined under the Investment Company Act of 1940.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investments in companies which were affiliates for the period ended December 31, 2009, were as follows:

Securities	Market Value May 27, 2009*	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$—	$23,859,293	$7,267,559	$16,591,734	$498	$—
EQ/Small Company Index Portfolio	—	97,000	97,000	—	—	9,116

	$—	$23,956,293	$7,364,559	$16,591,734	$498	$9,116

* The Portfolio commenced operations on May 27, 2009.

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	281	March-10	$17,113,553	$17,531,590	$418,037

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$5,110,308	$—	$—	$5,110,308
Consumer Staples	1,291,379	—	—	1,291,379
Energy	1,892,781	—	—	1,892,781
Financials	7,400,291	—	—	7,400,291
Health Care	5,313,990	—	—	5,313,990
Industrials	5,762,781	—	—	5,762,781
Information Technology	6,731,408	—	—	6,731,408
Materials	1,745,761	—	—	1,745,761
Telecommunication Services	376,573	—	—	376,573
Utilities	1,206,740	—	—	1,206,740
Futures	418,037	—	—	418,037
Investment Companies
Investment Companies	8,032	—	—	8,032
Rights
Financials	—	—	—	—
Industrials	213	—	—	213
Short-Term Investments	—	16,591,734	—	16,591,734

Total Assets	$37,258,294	$16,591,734	$—	$53,850,028

Total Liabilities	$—	$—	$—	$—

Total	$37,258,294	$16,591,734	$—	$53,850,028

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	418,037	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$418,037

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	539,545	—	—	539,545
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$539,545	$—	$—	$539,545

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	418,037	—	—	418,037
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$418,037	$—	$—	$418,037

The Portfolio held futures contracts with an average notional balance of approximately $9,265,000 during the period ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the period ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$36,042,431
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$820,579

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,042,478
Aggregate gross unrealized depreciation	(521,017)

Net unrealized appreciation	$1,521,461

Federal income tax cost of investments	$51,910,530

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $16,591,734)	$16,591,734
Unaffiliated Issuers (Cost $35,297,119)	36,840,257
Cash	492
Cash held as collateral at broker	1,089,700
Receivable from Separate Accounts for Trust shares sold	841,029
Dividends, interest and other receivables	41,454
Receivable from investment manager	1,685
Receivable from investment sub-advisor	350
Receivable for securities sold	32

Total assets	55,406,733

LIABILITIES
Variation margin payable on futures contracts	190,265
Trustees’ fees payable	13
Distribution fees payable - Class IB	5
Accrued expenses	44,454

Total liabilities	234,737

NET ASSETS	$55,171,996

Net assets were comprised of:
Paid in capital	$52,580,749
Accumulated undistributed net investment income (loss)	15,262
Accumulated undistributed net realized gains (losses) on investments and futures	614,810
Net unrealized appreciation (depreciation) on investments and futures	1,961,175

Net assets	$55,171,996

Class IA
Net asset value, offering and redemption price per share, $55,083,052 / 4,321,983 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.74

Class IB†
Net asset value, offering and redemption price per share, $88,944 / 7,016 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.68

*	The Portfolio commenced operations on May 27, 2009.
†	Class IB commenced operations on October 29, 2009.

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2009*

INVESTMENT INCOME
Dividends	$98,107
Interest (All interest income received from affiliates)	498

Total income	98,605

EXPENSES
Administrative fees	55,528
Investment management fees	41,160
Professional fees	40,114
Custodian fees	31,944
Printing and mailing expenses	3,864
Trustees’ fees	21
Distribution fees - Class IB	7
Miscellaneous	1,694

Gross expenses	174,332
Less: Waiver from investment advisor	(96,688)
Reimbursement from investment advisor	(13,116)
Reimbursement from sub-advisor	(350)

Net expenses	64,178

NET INVESTMENT INCOME (LOSS)	34,427

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($ 9,116 of realized gain (loss) from affiliates)	75,266
Futures	539,545

Net realized gain (loss)	614,811

Change in unrealized appreciation (depreciation) on:
Securities	1,543,138
Futures	418,037

Net change in unrealized appreciation (depreciation)	1,961,175

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,575,986

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,610,413

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

STATEMENT OF CHANGES IN NET ASSETS

May 27, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$34,427
Net realized gain (loss) on investments and futures	614,811
Net change in unrealized appreciation (depreciation) on investments and futures	1,961,175

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,610,413

DIVIDENDS:
Dividends from net investment income
Class IA	(19,166)

TOTAL DIVIDENDS	(19,166)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,310,972 shares ]	52,380,063
Capital shares issued in reinvestment of dividends [ 1,554 shares ]	19,166
Capital shares repurchased [ (543) shares ]	(6,479)

Total Class IA transactions	52,392,750

Class IB†
Capital shares sold [ 7,017 shares ]	88,011
Capital shares repurchased [ (1) share ]	(12)

Total Class IB transactions	87,999

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	52,480,749

TOTAL INCREASE (DECREASE) IN NET ASSETS	55,071,996
NET ASSETS:
Beginning of period	100,000

End of period (a)	$55,171,996

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$15,262

* The Portfolio commenced operations on May 27, 2009.
† Class IB commenced operations on October 29, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-I

FINANCIAL HIGHLIGHTS

Class IA	May 27, 2009* to December 31, 2009
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)
Net realized and unrealized gain (loss) on investments	2.72

Total from investment operations	2.75

Less distributions:
Dividends from net investment income	(0.01)

Net asset value, end of period	$12.74

Total return (b)	27.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$55,083
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.69%
Before waivers and reimbursements (a)	1.90%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.39%
Before waivers and reimbursements (a)	(0.83)%
Portfolio turnover rate	9%

Class IB	October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$11.57

Income (loss) from investment operations:
Net investment income (loss)	0.01	(e)
Net realized and unrealized gain (loss) on investments	1.10

Total from investment operations	1.11

Net asset value, end of period	$12.68

Total return (b)	9.59%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$89
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.94	%(c)
Before waivers and reimbursements (a)	2.15	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.55%
Before waivers and reimbursements (a)	(0.20)%
Portfolio turnover rate	9%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

AXA TACTICAL MANAGER 2000 PORTFOLIO-II (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Life Insurance Company

➢	BlackRock Investment Management LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/09
Since Incept.*
Portfolio – IA Shares	5.32%
Russell 2000® Index	8.39
* Date of inception 8/28/09 Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 5.32% for the period August 28, 2009 through December 31, 2009. The Portfolio’s benchmark, the Russell 2000® Index, returned 8.39% over the same period.

Investment Objective

The Portfolio seeks a total return that is comparable to that of the Russell 2000® Index by investing in a combination of long and short positions based on securities included in the Russell 2000® Index.

The Investment Strategy

The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of small-capitalization companies and tactically manages volatility using a futures and options strategy that manages the Portfolio’s equity exposure.

Portfolio Highlights

For the period ended December 31, 2009

As the year progressed, there was growing confidence that the financial crisis was over, that an economic recovery was under way and that corporate earnings would soon fuel equity-market gains. Despite poor results in the first quarter, the Russell 2000® Index ended the fourth quarter up 3.9% and the year up 27.2%. As hopes for a recovery rose, the stocks that had fared worst during the crisis outperformed. Cyclical sectors led by extraordinarily wide margins, while financials trailed. Stocks with higher balance-sheet leverage also outperformed as fears faded. The dispersion of returns for stocks within and across sectors was unusually wide.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	10.7%
Information Technology	9.7
Industrials	8.4
Health Care	7.6
Consumer Discretionary	7.3
Energy	2.7
Materials	2.5
Consumer Staples	1.8
Utilities	1.7
Telecommunication Services	0.5
Cash and Other	47.1

100.0%

AXA TACTICAL MANAGER 2000 PORTFOLIO-II (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on August 28, 2009, the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/09	Expenses Paid During Period* Ended 12/31/09
Class IA†
Actual	$1,000.00	$1,053.20	$2.28
Hypothetical (5% average return before expenses)	1,000.00	1,021.88	3.36

†Class IA commenced operations on August 28, 2009.

*   Expenses are equal to the Portfolio’s Class IA shares annualized expense ratios of 0.62% multiplied by the average account value over the period, multiplied by 123/365 for Class IA (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.3%)
Auto Components (0.5%)
American Axle & Manufacturing Holdings, Inc.*	20,338	$163,111
Amerigon, Inc.*	11,145	88,491
ArvinMeritor, Inc.*	31,528	352,483
China Automotive Systems, Inc.*	7,679	143,674
Cooper Tire & Rubber Co.	25,380	508,869
Dana Holding Corp.*	58,517	634,324
Dorman Products, Inc.*	7,186	112,533
Drew Industries, Inc.*	7,289	150,518
Exide Technologies, Inc.*	21,411	152,232
Fuel Systems Solutions, Inc.*	6,153	253,750
Hawk Corp., Class A*	3,788	66,707
Modine Manufacturing Co.*	18,028	213,452
Raser Technologies, Inc.*	16,680	20,683
Spartan Motors, Inc.	20,805	117,132
Standard Motor Products, Inc.*	7,499	63,891
Stoneridge, Inc.*	7,659	69,008
Superior Industries International, Inc.	9,917	151,730
Tenneco, Inc.*	21,347	378,482
Wonder Auto Technology, Inc.*	7,960	93,610

		3,734,680

Automobiles (0.0%)
Winnebago Industries, Inc.*	10,838	132,223

Distributors (0.0%)
Audiovox Corp., Class A*	16,520	117,127
Core-Mark Holding Co., Inc.*	3,440	113,382

		230,509

Diversified Consumer Services (0.6%)
American Public Education, Inc.*	7,954	273,299
Bridgepoint Education, Inc.*	2,655	39,878
Capella Education Co.*	6,331	476,724
ChinaCast Education Corp.*	15,497	117,157
Coinstar, Inc.*	13,298	369,418
Corinthian Colleges, Inc.*	34,204	470,989
CPI Corp.	1,661	20,397
Grand Canyon Education, Inc.*	5,359	101,875
Jackson Hewitt Tax Service, Inc.*	19,561	86,068
K12, Inc.*	10,547	213,788
Learning Tree International, Inc.*	6,451	77,025
Lincoln Educational Services Corp.*	4,885	105,858
Mac-Gray Corp.*	5,809	59,833
Matthews International Corp., Class A	12,843	455,028
Pre-Paid Legal Services, Inc.*	3,263	134,044
Princeton Review, Inc.*	13,538	54,964
Regis Corp.	23,992	373,555
Sotheby’s, Inc.	27,725	623,258
Steiner Leisure Ltd.*	5,534	220,032
Stewart Enterprises, Inc., Class A	31,852	164,038
Universal Technical Institute, Inc.*	8,028	162,166

		4,599,394

Hotels, Restaurants & Leisure (1.3%)
AFC Enterprises, Inc.*	11,459	93,505

	Number of Shares	Value (Note 1)

Ambassadors Group, Inc.	10,501	$139,558
Ameristar Casinos, Inc.	11,243	171,231
Bally Technologies, Inc.*	23,711	979,027
Benihana, Inc., Class A*	1,175	4,453
BJ’s Restaurants, Inc.*	7,732	145,516
Bluegreen Corp.*	549	1,329
Bob Evans Farms, Inc.	12,848	371,950
Buffalo Wild Wings, Inc.*	7,798	314,025
California Pizza Kitchen, Inc.*	5,883	79,126
Caribou Coffee Co., Inc.*	5,824	44,961
Carrols Restaurant Group, Inc.*	9,228	65,242
CEC Entertainment, Inc.*	9,295	296,696
Cheesecake Factory, Inc.*	26,000	561,340
Churchill Downs, Inc.	4,100	153,135
CKE Restaurants, Inc.	21,524	182,093
Cracker Barrel Old Country Store, Inc.	9,510	361,285
Denny’s Corp.*	41,524	90,938
DineEquity, Inc.*	6,662	161,820
Domino’s Pizza, Inc.*	14,246	119,382
Dover Downs Gaming & Entertainment, Inc.	7,778	29,401
Einstein Noah Restaurant Group, Inc.*	3,777	37,128
Frisch’s Restaurants, Inc.	1,859	44,337
Gaylord Entertainment Co.*	17,012	335,987
Great Wolf Resorts, Inc.*	3,600	8,532
Interval Leisure Group, Inc.*	17,411	217,115
Isle of Capri Casinos, Inc.*	12,173	91,054
Jack in the Box, Inc.*	24,453	480,991
Krispy Kreme Doughnuts, Inc.*	27,150	80,093
Lakes Entertainment, Inc.*	1,517	3,808
Landry’s Restaurants, Inc.*	5,209	110,900
Life Time Fitness, Inc.*	17,005	423,935
Luby’s, Inc.*	13,839	50,928
Marcus Corp.	9,129	117,034
McCormick & Schmick’s Seafood Restaurants, Inc.*	2,341	16,293
Monarch Casino & Resort, Inc.*	1,078	8,732
Morgans Hotel Group Co.*	12,540	56,806
Multimedia Games, Inc.*	13,128	78,899
O’Charleys, Inc.*	10,714	70,177
Orient-Express Hotels Ltd., Class A*	31,770	322,148
P.F. Chang’s China Bistro, Inc.*	10,189	386,265
Papa John’s International, Inc.*	8,507	198,724
Peet’s Coffee & Tea, Inc.*	4,259	141,952
Pinnacle Entertainment, Inc.*	25,916	232,726
Red Lion Hotels Corp.*	1,279	6,318
Red Robin Gourmet Burgers, Inc.*	6,324	113,200
Ruby Tuesday, Inc.*	26,107	187,970
Ruth’s Hospitality Group, Inc.*	2,280	4,765
Shuffle Master, Inc.*	21,677	178,619
Sonic Corp.*	23,073	232,345
Speedway Motorsports, Inc.	6,702	118,089
Steak n Shake Co.*	355	115,208
Texas Roadhouse, Inc.*	18,881	212,034
Town Sports International Holdings, Inc.*	1,764	4,110
Universal Travel Group*	7,896	80,065
Vail Resorts, Inc.*	12,299	464,902

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Youbet.com, Inc.*	9,058	$25,996

		9,624,198

Household Durables (0.7%)
American Greetings Corp., Class A	16,711	364,133
Beazer Homes USA, Inc.*	17,795	86,128
Blyth, Inc.	3,978	134,138
Brookfield Homes Corp.*	12,461	99,688
Cavco Industries, Inc.*	2,784	100,001
CSS Industries, Inc.	6,311	122,686
Ethan Allen Interiors, Inc.	9,578	128,537
Furniture Brands International, Inc.*	21,284	116,211
Helen of Troy Ltd.*	12,114	296,308
Hooker Furniture Corp.	1,733	21,437
Hovnanian Enterprises, Inc., Class A*	32,651	125,380
iRobot Corp.*	7,350	129,360
La-Z-Boy, Inc.*	20,988	200,016
M/I Homes, Inc.*	7,576	78,715
Meritage Homes Corp.*	13,087	252,972
National Presto Industries, Inc.	1,992	217,586
Ryland Group, Inc.	19,002	374,339
Sealy Corp.*	22,576	71,340
Skyline Corp.	4,524	83,242
Standard Pacific Corp.*	39,257	146,821
Stanley Furniture Co., Inc.*	1,520	15,428
Tempur-Pedic International, Inc.*	31,005	732,648
Tupperware Brands Corp.	27,199	1,266,657
Universal Electronics, Inc.*	5,211	120,999

		5,284,770

Internet & Catalog Retail (0.3%)
1-800-FLOWERS.COM, Inc., Class A*	24,670	65,376
Blue Nile, Inc.*	4,853	307,340
Drugstore.Com, Inc.*	31,702	97,959
Gaiam, Inc., Class A*	9,216	70,871
HSN, Inc.*	16,344	329,985
NutriSystem, Inc.	13,045	406,613
Orbitz Worldwide, Inc.*	22,082	162,082
Overstock.com, Inc.*	6,933	94,011
PetMed Express, Inc.	9,333	164,541
Shutterfly, Inc.*	7,572	134,857
Stamps.com, Inc.*	9,418	84,762
Ticketmaster Entertainment, Inc.*	14,197	173,487
U.S. Auto Parts Network, Inc.*	934	4,857
Vitacost.com, Inc.*	1,792	18,673

		2,115,414

Leisure Equipment & Products (0.4%)
Brunswick Corp.	36,859	468,478
Callaway Golf Co.	28,226	212,824
Eastman Kodak Co.*	112,298	473,898
JAKKS Pacific, Inc.*	12,322	149,343
Leapfrog Enterprises, Inc.*	15,646	61,176
Marine Products Corp.	11,596	57,168
Polaris Industries, Inc.	13,071	570,288
Pool Corp.	20,331	387,915
RC2 Corp.*	6,817	100,551
Smith & Wesson Holding Corp.*	22,848	93,448

	Number of Shares	Value (Note 1)

Sport Supply Group, Inc.	5,497	$69,207
Steinway Musical Instruments*	5,603	89,144
Sturm Ruger & Co., Inc.	7,955	77,163

		2,810,603

Media (0.5%)
Arbitron, Inc.	10,658	249,610
Ascent Media Corp., Class A*	5,618	143,428
Belo Corp., Class A	37,746	205,338
Carmike Cinemas, Inc.*	1,595	12,058
Cinemark Holdings, Inc.	11,152	160,254
CKX, Inc.*	21,934	115,592
Crown Media Holdings, Inc., Class A*	57,215	82,962
Dolan Media Co.*	12,966	132,383
EW Scripps Co., Class A*	10,955	76,247
Fisher Communications, Inc.*	3,077	50,001
Global Sources Ltd.*	13,289	83,056
Harte-Hanks, Inc.	15,092	162,692
Journal Communications, Inc., Class A	20,071	78,076
Knology, Inc.*	13,215	144,704
LIN TV Corp., Class A*	17,810	79,433
Live Nation, Inc.*	32,786	279,009
LodgeNet Interactive Corp.*	8,667	47,929
Martha Stewart Living Omnimedia, Inc., Class A*	12,327	60,895
Mediacom Communications Corp., Class A*	28,514	127,458
National CineMedia, Inc.	17,819	295,261
Outdoor Channel Holdings, Inc.*	11,093	64,339
Playboy Enterprises, Inc., Class B*	7,057	22,582
Primedia, Inc.	19,339	69,814
RCN Corp.*	16,494	178,960
Reading International, Inc., Class A*	11,025	44,651
Rentrak Corp.*	4,336	76,617
Scholastic Corp.	9,153	273,034
Sinclair Broadcast Group, Inc., Class A*	19,765	79,653
Valassis Communications, Inc.*	20,267	370,076
Value Line, Inc.	2,400	60,264
World Wrestling Entertainment, Inc., Class A	7,334	112,430

		3,938,806

Multiline Retail (0.2%)
99 Cents Only Stores*	18,958	247,781
Dillard’s, Inc., Class A	21,317	393,299
Fred’s, Inc., Class A	15,825	161,415
Retail Ventures, Inc.*	12,387	110,121
Saks, Inc.*	49,086	322,004
Tuesday Morning Corp.*	14,673	37,856

		1,272,476

Specialty Retail (1.7%)
America’s Car-Mart, Inc.*	4,922	129,596
AnnTaylor Stores Corp.*	24,923	339,950
Asbury Automotive Group, Inc.*	12,462	143,687
bebe Stores, Inc.	16,959	106,333
Big 5 Sporting Goods Corp.	9,156	157,300

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Books-A-Million, Inc.	630	$4,234
Borders Group, Inc.*	29,720	35,070
Brown Shoe Co., Inc.	15,132	149,353
Buckle, Inc.	11,123	325,681
Build-A-Bear Workshop, Inc.*	9,716	47,511
Cabela’s, Inc.*	16,188	230,841
Cato Corp., Class A	11,191	224,491
Charming Shoppes, Inc.*	47,229	305,572
Children’s Place Retail Stores, Inc.*	9,517	314,156
Christopher & Banks Corp.	15,076	114,879
Citi Trends, Inc.*	5,433	150,059
Coldwater Creek, Inc.*	19,880	88,665
Collective Brands, Inc.*	26,535	604,202
Conn’s, Inc.*	10,199	59,562
Destination Maternity Corp.*	2,909	55,271
Dress Barn, Inc.*	24,302	561,376
DSW, Inc., Class A*	5,419	140,244
Finish Line, Inc., Class A	15,153	190,170
Genesco, Inc.*	9,823	269,740
Group 1 Automotive, Inc.*	9,866	279,701
Gymboree Corp.*	12,469	542,277
Haverty Furniture Cos., Inc.	7,384	101,382
hhgregg, Inc.*	5,962	131,343
Hibbett Sports, Inc.*	10,879	239,229
HOT Topic, Inc.*	17,134	108,972
J. Crew Group, Inc.*	21,186	947,862
Jo-Ann Stores, Inc.*	11,662	422,631
JoS. A. Bank Clothiers, Inc.*	7,467	315,033
Kirkland’s, Inc.*	5,857	101,736
Lithia Motors, Inc., Class A*	13,920	114,422
Lumber Liquidators, Inc.*	5,747	154,020
Men’s Wearhouse, Inc.	21,397	450,621
Midas, Inc.*	7,629	64,465
Monro Muffler Brake, Inc.	6,668	222,978
New York & Co., Inc.*	17,149	73,569
OfficeMax, Inc.*	32,358	410,623
Pacific Sunwear of California, Inc.*	23,049	91,735
PEP Boys-Manny, Moe & Jack	20,834	176,256
Pier 1 Imports, Inc.*	42,110	214,340
Rent-A-Center, Inc.*	28,193	499,580
REX Stores Corp.*	4,230	59,474
Rue21, Inc.*	1,248	35,056
Sally Beauty Holdings, Inc.*	39,367	301,158
Shoe Carnival, Inc.*	4,331	88,656
Sonic Automotive, Inc., Class A*	12,503	129,906
Stage Stores, Inc.	16,778	207,376
Stein Mart, Inc.*	15,482	165,038
Syms Corp.*	461	3,333
Systemax, Inc.	2,881	45,260
Talbots, Inc.*	16,277	145,028
Tractor Supply Co.*	15,215	805,786
Ulta Salon Cosmetics & Fragrance, Inc.*	10,544	191,479
Vitamin Shoppe, Inc.*	1,650	36,696
West Marine, Inc.*	7,228	58,258
Wet Seal, Inc., Class A*	33,180	114,471
Zale Corp.*	16,873	45,895
Zumiez, Inc.*	7,509	95,514

		12,939,102

	Number of Shares	Value (Note 1)

Textiles, Apparel & Luxury Goods (1.1%)
American Apparel, Inc.*	27,771	$86,090
Carter’s, Inc.*	24,121	633,176
Cherokee, Inc.	3,832	68,286
Columbia Sportswear Co.	4,490	175,290
Crocs, Inc.*	35,225	202,544
Deckers Outdoor Corp.*	5,576	567,191
FGX International Holdings Ltd.*	6,130	120,087
Fossil, Inc.*	19,367	649,956
Fuqi International, Inc.*	5,731	102,871
G-III Apparel Group Ltd.*	4,973	107,765
Iconix Brand Group, Inc.*	29,978	379,222
Jones Apparel Group, Inc.	36,157	580,681
Kenneth Cole Productions, Inc., Class A*	5,549	53,548
K-Swiss, Inc., Class A*	11,074	110,076
Liz Claiborne, Inc.*	38,572	217,160
Lululemon Athletica, Inc.*	16,987	511,309
Maidenform Brands, Inc.*	7,355	122,755
Movado Group, Inc.	12,595	122,423
Oxford Industries, Inc.	4,465	92,336
Perry Ellis International, Inc.*	6,078	91,535
Quiksilver, Inc.*	50,673	102,359
Skechers U.S.A., Inc., Class A*	13,593	399,770
Steven Madden Ltd.*	6,908	284,886
Timberland Co., Class A*	18,191	326,165
True Religion Apparel, Inc.*	10,935	202,188
Under Armour, Inc., Class A*	13,868	378,180
Unifi, Inc.*	20,651	80,126
UniFirst Corp.	6,036	290,392
Volcom, Inc.*	7,813	130,790
Warnaco Group, Inc.*	19,377	817,516
Weyco Group, Inc.	2,822	66,712
Wolverine World Wide, Inc.	20,190	549,572

		8,622,957

Total Consumer Discretionary		55,305,132

Consumer Staples (1.8%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	3,673	171,162
Coca-Cola Bottling Co. Consolidated	2,782	150,284
Heckmann Corp.*	31,683	158,098
National Beverage Corp.*	6,439	89,244

		568,788

Food & Staples Retailing (0.4%)
Andersons, Inc.	7,490	193,392
Arden Group, Inc., Class A	629	60,145
Casey’s General Stores, Inc.	21,118	674,087
Diedrich Coffee, Inc.*	1,802	62,800
Great Atlantic & Pacific Tea Co., Inc.*	12,726	150,039
Ingles Markets, Inc., Class A	8,870	134,203
Nash Finch Co.	4,816	178,625
Pantry, Inc.*	8,724	118,559
Pricesmart, Inc.	6,072	124,112
Ruddick Corp.	17,590	452,591
Spartan Stores, Inc.	8,732	124,780
Susser Holdings Corp.*	4,881	41,928
United Natural Foods, Inc.*	17,872	477,897

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Village Super Market, Inc., Class A	3,565	$97,396
Weis Markets, Inc.	4,104	149,221
Winn-Dixie Stores, Inc.*	22,090	221,784

		3,261,559

Food Products (0.7%)
AgFeed Industries, Inc.*	18,023	90,115
Alico, Inc.	2,173	61,844
American Dairy, Inc.*	3,922	85,029
American Italian Pasta Co., Class A*	9,039	314,467
B&G Foods, Inc., Class A	12,488	114,640
Calavo Growers, Inc.	5,411	91,987
Cal-Maine Foods, Inc.	5,236	178,443
Chiquita Brands International, Inc.*	19,001	342,778
Darling International, Inc.*	32,415	271,638
Diamond Foods, Inc.	6,599	234,528
Dole Food Co., Inc.*	14,469	179,560
Farmer Bros Co.	3,504	69,169
Fresh Del Monte Produce, Inc.*	16,943	374,440
Griffin Land & Nurseries, Inc.	2,340	68,164
Hain Celestial Group, Inc.*	17,641	300,073
Harbinger Group, Inc.*	459	3,222
HQ Sustainable Maritime Industries, Inc.*	3,712	26,132
Imperial Sugar Co.	5,691	99,251
J&J Snack Foods Corp.	5,823	232,687
Lancaster Colony Corp.	8,041	399,638
Lance, Inc.	11,890	312,707
Lifeway Foods, Inc.*	4,443	52,783
Omega Protein Corp.*	2,630	11,467
Overhill Farms, Inc.*	1,796	8,729
Sanderson Farms, Inc.	9,012	379,946
Seneca Foods Corp., Class A*	3,881	92,639
Smart Balance, Inc.*	21,966	131,796
Synutra International, Inc.*	8,374	113,133
Tootsie Roll Industries, Inc.	9,915	271,473
TreeHouse Foods, Inc.*	12,887	500,789
Zhongpin, Inc.*	10,806	168,682

		5,581,949

Household Products (0.1%)
Central Garden & Pet Co., Class A*	26,384	262,257
Oil-Dri Corp. of America	3,082	47,771
Orchids Paper Products Co.*	2,875	57,557
WD-40 Co.	7,222	233,704

		601,289

Personal Products (0.4%)
American Oriental Bioengineering, Inc.*	32,181	149,642
Bare Escentuals, Inc.*	27,933	341,621
Chattem, Inc.*	8,033	749,479
China Sky One Medical, Inc.*	6,519	148,307
China-Biotics, Inc.*	7,360	113,859
Elizabeth Arden, Inc.*	9,338	134,841
Female Health Co.*	2,226	10,529
Inter Parfums, Inc.	6,915	84,155
Mannatech, Inc.	3,849	12,009

	Number of Shares	Value (Note 1)

Medifast, Inc.*	5,497	$168,098
Nu Skin Enterprises, Inc., Class A	21,017	564,727
Nutraceutical International Corp.*	1,795	22,204
Prestige Brands Holdings, Inc.*	19,228	151,132
Revlon, Inc., Class A*	8,459	143,887
Schiff Nutrition International, Inc.	1,490	11,652
USANA Health Sciences, Inc.*	4,392	140,105

		2,946,247

Tobacco (0.1%)
Alliance One International, Inc.*	39,678	193,629
Star Scientific, Inc.*	10,486	7,340
Universal Corp.	10,662	486,294
Vector Group Ltd.	14,874	208,236

		895,499

Total Consumer Staples		13,855,331

Energy (2.7%)
Energy Equipment & Services (0.9%)
Allis-Chalmers Energy, Inc.*	20,598	77,654
Basic Energy Services, Inc.*	11,344	100,962
Bolt Technology Corp.*	1,338	14,745
Boots & Coots, Inc.*	13,081	21,584
Bristow Group, Inc.*	13,642	524,535
Bronco Drilling Co., Inc.*	14,161	71,796
Cal Dive International, Inc.*	15,103	114,179
CARBO Ceramics, Inc.	8,196	558,721
Complete Production Services, Inc.*	24,548	319,124
Dawson Geophysical Co.*	3,601	83,219
Dril-Quip, Inc.*	12,346	697,302
ENGlobal Corp.*	12,622	39,507
Geokinetics, Inc.*	640	6,157
Global Industries Ltd.*	40,698	290,177
Gulf Island Fabrication, Inc.	6,287	132,216
GulfMark Offshore, Inc.*	9,094	257,451
Hercules Offshore, Inc.*	46,982	224,574
Hornbeck Offshore Services, Inc.*	9,965	231,985
ION Geophysical Corp.*	45,578	269,822
Key Energy Services, Inc.*	51,460	452,333
Lufkin Industries, Inc.	6,101	446,593
Matrix Service Co.*	8,936	95,168
Natural Gas Services Group, Inc.*	6,261	118,020
Newpark Resources, Inc.*	38,425	162,538
OYO Geospace Corp.*	2,172	93,157
Parker Drilling Co.*	48,549	240,317
PHI, Inc.*	8,188	169,491
Pioneer Drilling Co.*	17,941	141,734
RPC, Inc.	11,332	117,853
Sulphco, Inc.*	88,301	59,162
Superior Well Services, Inc.*	7,586	108,176
T-3 Energy Services, Inc.*	4,768	121,584
TETRA Technologies, Inc.*	30,852	341,840
TGC Industries, Inc.*	1,385	5,415
Union Drilling, Inc.*	7,615	47,594
Vantage Drilling Co.*	33,208	53,465
Willbros Group, Inc.*	16,114	271,843

		7,081,993

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Oil, Gas & Consumable Fuels (1.8%)
Alon USA Energy, Inc.	13,557	$92,730
Apco Oil and Gas International, Inc.	4,964	109,704
Approach Resources, Inc.*	9,354	72,213
Arena Resources, Inc.*	16,270	701,562
Atlas Energy, Inc.	27,878	841,079
ATP Oil & Gas Corp.*	16,080	293,942
Berry Petroleum Co., Class A	17,600	513,040
Bill Barrett Corp.*	16,455	511,915
BPZ Resources, Inc.*	36,255	344,423
Brigham Exploration Co.*	36,859	499,440
Carrizo Oil & Gas, Inc.*	11,386	301,615
Cheniere Energy, Inc.*	31,289	75,719
Clayton Williams Energy, Inc.*	2,430	85,147
Clean Energy Fuels Corp.*	14,383	221,642
Cloud Peak Energy, Inc.*	12,500	182,000
Contango Oil & Gas Co.*	5,241	246,379
CREDO Petroleum Corp.*	645	5,999
Crosstex Energy, Inc.	19,560	118,338
Cubic Energy, Inc.*	1,936	2,885
CVR Energy, Inc.*	14,058	96,438
Delek U.S. Holdings, Inc.	5,662	38,558
Delta Petroleum Corp.*	108,456	112,794
DHT Maritime, Inc.	20,433	75,194
Endeavour International Corp.*	68,951	74,467
Evergreen Energy, Inc.*	117,562	40,324
FX Energy, Inc.*	22,439	63,951
General Maritime Corp.	19,178	134,054
GeoResources, Inc.*	8,280	113,105
GMX Resources, Inc.*	12,822	176,174
Golar LNG Ltd.*	12,427	159,314
Goodrich Petroleum Corp.*	10,595	257,988
Gran Tierra Energy, Inc.*	83,959	481,085
Green Plains Renewable Energy, Inc.*	7,299	108,536
Gulfport Energy Corp.*	10,622	121,622
Harvest Natural Resources, Inc.*	14,260	75,435
International Coal Group, Inc.*	38,930	150,270
Isramco, Inc.*	1,055	75,433
James River Coal Co.*	11,258	208,611
Knightsbridge Tankers Ltd.	6,769	89,757
McMoRan Exploration Co.*	31,564	253,143
Nordic American Tanker Shipping Ltd.	17,326	519,780
Northern Oil and Gas, Inc.*	14,513	171,834
Oilsands Quest, Inc.*	130,158	149,682
Panhandle Oil and Gas, Inc., Class A	5,581	144,548
Patriot Coal Corp.*	31,390	485,289
Penn Virginia Corp.	19,298	410,854
Petroleum Development Corp.*	7,339	133,643
PetroQuest Energy, Inc.*	17,938	109,960
PrimeEnergy Corp.*	1,082	39,374
Rex Energy Corp.*	11,103	133,236
Rosetta Resources, Inc.*	22,060	439,656
Ship Finance International Ltd.	17,955	244,727
Stone Energy Corp.*	16,946	305,875
Swift Energy Co.*	16,014	383,695
Syntroleum Corp.*	26,133	69,514
Teekay Tankers Ltd., Class A	8,954	76,378
Toreador Resources Corp.*	13,321	131,878
Uranerz Energy Corp.*	6,996	9,095

	Number of Shares	Value (Note 1)

Uranium Energy Corp.*	27,463	$103,810
USEC, Inc.*	47,635	183,395
VAALCO Energy, Inc.*	21,390	97,325
Venoco, Inc.*	8,368	109,119
W&T Offshore, Inc.	13,214	154,604
Warren Resources, Inc.*	33,402	81,835
Western Refining, Inc.*	25,708	121,085
Westmoreland Coal Co.*	1,475	13,142
World Fuel Services Corp.	24,684	661,284
Zion Oil & Gas, Inc.*	2,195	15,694

		13,626,336

Total Energy		20,708,329

Financials (10.7%)
Capital Markets (1.3%)
Allied Capital Corp.*	72,950	263,350
American Capital Ltd.*	114,755	280,002
Apollo Investment Corp.	67,245	640,845
Ares Capital Corp.	42,656	531,067
Artio Global Investors, Inc.*	11,409	290,815
BGC Partners, Inc., Class A	31,050	143,451
BlackRock Kelso Capital Corp.	9,864	84,041
Broadpoint Gleacher Securities, Inc.*	22,474	100,234
Calamos Asset Management, Inc., Class A	11,083	127,787
Capital Southwest Corp.	1,555	122,534
Cohen & Steers, Inc.	8,098	184,958
Cowen Group, Inc., Class A*	9,987	59,123
Diamond Hill Investment Group, Inc.	625	40,144
Duff & Phelps Corp., Class A	6,075	110,929
E*TRADE Financial Corp.*	656,277	1,148,485
Epoch Holding Corp.	6,275	65,574
Evercore Partners, Inc., Class A	5,033	153,003
FBR Capital Markets Corp.*	8,664	53,544
Fifth Street Finance Corp.	13,156	141,295
GAMCO Investors, Inc., Class A	2,809	135,647
GFI Group, Inc.	22,114	101,061
Gladstone Capital Corp.	15,385	118,464
Gladstone Investment Corp.	3,433	15,654
Harris & Harris Group, Inc.*	13,541	61,882
Hercules Technology Growth Capital, Inc.	15,345	159,435
International Assets Holding Corp.*	5,605	81,497
JMP Group, Inc.	7,654	74,397
KBW, Inc.*	14,747	403,478
Knight Capital Group, Inc., Class A*	39,590	609,686
Kohlberg Capital Corp.	3,018	13,762
LaBranche & Co., Inc.*	37,528	106,580
Main Street Capital Corp.	973	15,685
MCG Capital Corp.*	30,252	130,689
MF Global Ltd.*	41,659	289,530
MVC Capital, Inc.	9,540	112,572
NGP Capital Resources Co.	12,463	101,324
Oppenheimer Holdings, Inc., Class A	5,364	178,192
optionsXpress Holdings, Inc.	16,168	249,796
PennantPark Investment Corp.	10,814	96,461
Penson Worldwide, Inc.*	11,505	104,235

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Piper Jaffray Cos., Inc.*	8,255	$417,786
Prospect Capital Corp.	27,978	330,420
Pzena Investment Management, Inc., Class A*	8,868	72,186
Riskmetrics Group, Inc.*	8,597	136,778
Safeguard Scientifics, Inc.*	13,414	138,298
Sanders Morris Harris Group, Inc.	11,371	62,541
Stifel Financial Corp.*	12,356	731,969
SWS Group, Inc.	9,379	113,486
Thomas Weisel Partners Group, Inc.*	3,149	11,903
TICC Capital Corp.	7,739	46,821
TradeStation Group, Inc.*	16,915	133,459
Triangle Capital Corp.	1,598	19,320
U.S. Global Investors, Inc., Class A	6,845	84,262
Virtus Investment Partners, Inc.*	1,788	28,429
Westwood Holdings Group, Inc.	3,633	132,023

		10,160,889

Commercial Banks (3.0%)
1st Source Corp.	8,626	138,792
Alliance Financial Corp./New York	1,293	35,105
American National Bankshares, Inc.	854	18,703
Ameris Bancorp	3,001	21,486
Ames National Corp.	3,318	70,043
Arrow Financial Corp.	5,603	140,075
Auburn National Bancorp., Inc.	71	1,398
BancFirst Corp.	4,063	150,494
Banco Latinoamericano de Comercio Exterior S.A.	10,829	150,523
Bancorp Rhode Island, Inc.	401	10,298
Bancorp, Inc./Delaware*	3,302	22,652
Bank of Kentucky Financial Corp.	2,426	45,560
Bank of Marin Bancorp/California	2,644	86,089
Bank of the Ozarks, Inc.	5,059	148,077
Banner Corp.	3,364	9,016
Bar Harbor Bankshares	270	7,412
Boston Private Financial Holdings, Inc.	23,809	137,378
Bridge Bancorp, Inc.	3,043	73,154
Bryn Mawr Bank Corp.	5,961	89,951
Camden National Corp.	3,729	121,938
Cape Bancorp, Inc.*	925	6,216
Capital City Bank Group, Inc.	5,922	81,960
Cardinal Financial Corp.	11,095	96,970
Cathay General Bancorp	24,181	182,567
Center Bancorp, Inc.	1,669	14,887
Centerstate Banks, Inc.	10,540	106,349
Central Pacific Financial Corp.*	6,216	8,143
Century Bancorp, Inc./Massachusetts, Class A	2,038	44,897
Chemical Financial Corp.	8,712	205,429
Chicopee Bancorp, Inc.*	582	7,263
Citizens & Northern Corp.	3,509	33,476
Citizens Holding Co.	2,411	53,982
Citizens Republic Bancorp, Inc.*	73,472	50,696
City Holding Co.	6,991	226,019
CNB Financial Corp./Pennsylvania	3,913	62,569

	Number of Shares	Value (Note 1)

CoBiz Financial, Inc.	16,325	$77,544
Columbia Banking System, Inc.	12,491	202,104
Community Bank System, Inc.	12,438	240,178
Community Trust Bancorp, Inc.	5,981	146,235
CVB Financial Corp.	34,343	296,724
Danvers Bancorp, Inc.	8,604	111,766
Eagle Bancorp, Inc.*	7,160	74,965
East West Bancorp, Inc.	38,801	613,056
Enterprise Bancorp, Inc./Massachusetts	312	3,416
Enterprise Financial Services Corp.	5,609	43,245
F.N.B. Corp./Pennsylvania	46,045	312,646
Farmers Capital Bank Corp.	3,075	31,427
Financial Institutions, Inc.	5,131	60,443
First Bancorp, Inc./Maine	4,053	62,497
First Bancorp/North Carolina	8,679	121,246
First BanCorp/Puerto Rico	47,678	109,659
First Busey Corp.	24,482	95,235
First Commonwealth Financial Corp.	29,306	136,273
First Community Bancshares, Inc./Virginia	4,955	59,708
First Financial Bancorp	20,969	305,309
First Financial Bankshares, Inc.	8,592	465,944
First Financial Corp./Indiana	4,608	140,636
First Merchants Corp.	6,987	41,503
First Midwest Bancorp, Inc./Illinois	20,986	228,538
First of Long Island Corp.	2,928	73,932
First South Bancorp, Inc./North Carolina	1,343	13,833
FirstMerit Corp.	35,068	706,270
German American Bancorp, Inc.	5,273	85,686
Glacier Bancorp, Inc.	27,264	374,062
Great Southern Bancorp, Inc.	6,476	138,327
Guaranty Bancorp*	15,166	20,019
Hampton Roads Bankshares, Inc.	4,781	8,271
Hancock Holding Co.	11,715	513,000
Harleysville National Corp.	15,401	99,182
Heartland Financial USA, Inc.	7,369	105,745
Heritage Financial Corp./Washington	1,288	17,749
Home Bancorp, Inc.*	1,179	14,372
Home Bancshares, Inc./Arkansas	5,956	143,361
IBERIABANK Corp.	8,815	474,335
Independent Bank Corp./Massachusetts	8,301	173,408
International Bancshares Corp.	21,821	413,072
Investors Bancorp, Inc.*	19,562	214,008
Lakeland Bancorp, Inc.	9,632	61,548
Lakeland Financial Corp.	4,936	85,146
MainSource Financial Group, Inc.	11,871	56,743
MB Financial, Inc.	20,878	411,714
Merchants Bancshares, Inc.	2,513	56,894
Metro Bancorp, Inc.*	3,366	42,311
Midsouth Bancorp, Inc.	416	5,782
Nara Bancorp, Inc.*	16,019	181,655
National Bankshares, Inc./Virginia	3,213	90,896
National Penn Bancshares, Inc.	51,097	295,852
NBT Bancorp, Inc.	13,782	280,739

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Northfield Bancorp, Inc./New Jersey	10,195	$137,836
Northrim BanCorp, Inc.	810	13,673
Norwood Financial Corp.	56	1,601
Ohio Valley Banc Corp.	422	9,297
Old National Bancorp/Indiana	37,922	471,370
Old Second Bancorp, Inc.	5,802	39,976
Oriental Financial Group, Inc.	9,942	107,374
Orrstown Financial Services, Inc.	2,278	79,457
Pacific Capital Bancorp N.A.	6,130	5,885
Pacific Continental Corp.	7,522	86,052
PacWest Bancorp	10,966	220,965
Park National Corp.	4,665	274,675
Peapack Gladstone Financial Corp.	4,784	60,661
Penns Woods Bancorp, Inc.	523	16,966
Peoples Bancorp, Inc./Ohio	4,678	45,283
Peoples Financial Corp./Mississippi	219	4,450
Pinnacle Financial Partners, Inc.*	11,512	163,701
Porter Bancorp, Inc.	2,835	42,638
Premierwest Bancorp	1,741	2,472
PrivateBancorp, Inc.	18,345	164,555
Prosperity Bancshares, Inc.	19,540	790,784
Renasant Corp.	8,082	109,915
Republic Bancorp, Inc./Kentucky, Class A	7,237	149,082
S&T Bancorp, Inc.	10,624	180,714
Sandy Spring Bancorp, Inc.	6,610	58,763
Santander BanCorp*	4,297	52,767
SCBT Financial Corp.	4,837	133,937
Shore Bancshares, Inc.	6,389	92,385
Sierra Bancorp	4,434	33,831
Signature Bank/New York*	16,689	532,379
Simmons First National Corp., Class A	6,456	179,477
Smithtown Bancorp, Inc.	11,473	68,264
South Financial Group, Inc.	106,109	68,408
Southside Bancshares, Inc.	5,528	108,459
Southwest Bancorp, Inc./Oklahoma	6,643	46,102
State Bancorp, Inc./New York	2,968	21,102
StellarOne Corp.	13,665	136,103
Sterling Bancorp/New York	8,819	62,968
Sterling Bancshares, Inc./Texas	34,413	176,539
Suffolk Bancorp	3,818	113,395
Sun Bancorp, Inc./New Jersey*	8,882	33,308
Susquehanna Bancshares, Inc.	34,469	203,022
SVB Financial Group*	17,319	722,029
SY Bancorp, Inc.	4,962	105,939
Texas Capital Bancshares, Inc.*	14,119	197,101
Tompkins Financial Corp.	3,321	134,501
Tower Bancorp, Inc.	691	15,789
TowneBank/Virginia	12,193	142,414
Trico Bancshares	8,309	138,345
Trustmark Corp.	25,261	569,383
UMB Financial Corp.	13,240	520,994
Umpqua Holdings Corp.	37,745	506,160
Union Bankshares Corp./Virginia	8,087	100,198
United Bankshares, Inc.	14,588	291,322
United Community Banks, Inc./Georgia*	30,430	103,158

	Number of Shares	Value (Note 1)

United Security Bancshares, Inc./Alabama	928	$15,906
Univest Corp. of Pennsylvania	5,559	97,449
Washington Banking Co.	2,526	30,160
Washington Trust Bancorp, Inc.	9,141	142,417
Webster Financial Corp.	28,627	339,803
WesBanco, Inc.	9,732	120,093
West Bancorp, Inc.	8,786	43,315
Westamerica Bancorp	12,250	678,283
Western Alliance Bancorp*	31,241	118,091
Wilber Corp.	164	1,181
Wilshire Bancorp, Inc.	11,495	94,144
Wintrust Financial Corp.	9,702	298,725
Yadkin Valley Financial Corp.	3,993	14,614

		22,639,881

Consumer Finance (0.3%)
Advance America Cash Advance Centers, Inc.	25,444	141,469
Cardtronics, Inc.*	7,090	78,486
Cash America International, Inc.	12,970	453,431
CompuCredit Holdings Corp.	23,976	79,840
Credit Acceptance Corp.*	1,602	67,444
Dollar Financial Corp.*	9,757	230,851
EZCORP, Inc., Class A*	18,381	316,337
First Cash Financial Services, Inc.*	10,361	229,910
First Marblehead Corp.*	31,726	67,576
Nelnet, Inc., Class A	9,316	160,515
Rewards Network, Inc.	831	10,504
World Acceptance Corp.*	6,690	239,703

		2,076,066

Diversified Financial Services (0.3%)
Asset Acceptance Capital Corp.*	16,902	114,596
California First National Bancorp	3,600	47,016
Compass Diversified Holdings	12,749	162,677
Encore Capital Group, Inc.*	6,180	107,532
Financial Federal Corp.	10,534	289,685
Life Partners Holdings, Inc.	3,535	74,907
MarketAxess Holdings, Inc.	12,496	173,695
Medallion Financial Corp.	12,355	100,940
NewStar Financial, Inc.*	24,460	95,883
PHH Corp.*	19,105	307,782
PICO Holdings, Inc.*	9,618	314,797
Portfolio Recovery Associates, Inc.*	5,847	262,413
Primus Guaranty Ltd.*	20,984	64,001
Resource America, Inc., Class A	1,826	7,377

		2,123,301

Insurance (1.7%)
Ambac Financial Group, Inc.*	100,759	83,630
American Equity Investment Life Holding Co.	23,137	172,139
American Physicians Capital, Inc.	3,035	92,021
American Physicians Service Group, Inc.	3,445	79,476
American Safety Insurance Holdings Ltd.*	5,613	81,108
AMERISAFE, Inc.*	7,531	135,332
Amtrust Financial Services, Inc.	9,932	117,396

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Argo Group International Holdings Ltd.*	12,784	$372,526
Assured Guaranty Ltd.	52,326	1,138,614
Baldwin & Lyons, Inc., Class B	5,880	144,707
Citizens, Inc./Texas*	21,294	139,050
CNA Surety Corp.*	10,258	152,742
Conseco, Inc.*	84,689	423,445
Crawford & Co., Class B*	24,283	95,675
Delphi Financial Group, Inc., Class A	19,744	441,673
Donegal Group, Inc., Class A	7,529	117,001
Eastern Insurance Holdings, Inc.	814	7,017
eHealth, Inc.*	10,547	173,287
EMC Insurance Group, Inc.	2,491	53,581
Employers Holdings, Inc.	18,691	286,720
Enstar Group, Ltd.*	2,800	204,456
FBL Financial Group, Inc., Class A	4,492	83,192
First Acceptance Corp.*	16,300	31,785
First Mercury Financial Corp.	5,297	72,622
Flagstone Reinsurance Holdings Ltd.	15,588	170,533
FPIC Insurance Group, Inc.*	2,769	106,939
Greenlight Capital Reinsurance Ltd., Class A*	11,422	269,216
Hallmark Financial Services*	5,877	46,781
Harleysville Group, Inc.	5,892	187,307
Hilltop Holdings, Inc.*	16,347	190,279
Horace Mann Educators Corp.	15,515	193,937
Independence Holding Co.	5,800	33,640
Infinity Property & Casualty Corp.	5,668	230,347
Kansas City Life Insurance Co.	2,505	74,524
Maiden Holdings Ltd.	20,176	147,688
Max Capital Group Ltd.	19,429	433,267
Meadowbrook Insurance Group, Inc.	25,629	189,655
Mercer Insurance Group, Inc.	667	12,119
Montpelier Reinsurance Holdings Ltd.	35,539	615,535
National Financial Partners Corp.*	17,273	139,738
National Interstate Corp.	6,756	114,582
National Western Life Insurance Co., Class A	830	144,105
Navigators Group, Inc.*	5,380	253,452
NYMAGIC, Inc.	2,698	44,760
Phoenix Cos., Inc.*	41,208	114,558
Platinum Underwriters Holdings Ltd.	21,717	831,544
PMA Capital Corp., Class A*	21,833	137,548
Presidential Life Corp.	13,081	119,691
ProAssurance Corp.*	13,407	720,090
RLI Corp.	8,021	427,118
Safety Insurance Group, Inc.	4,691	169,955
SeaBright Insurance Holdings, Inc.*	10,383	119,301
Selective Insurance Group, Inc.	21,409	352,178
State Auto Financial Corp.	8,724	161,394
Stewart Information Services Corp.	10,429	117,639

	Number of Shares	Value (Note 1)
Tower Group, Inc.	18,453	$431,985

United America Indemnity Ltd., Class A*	14,854	117,644
United Fire & Casualty Co.	7,846	143,033
Universal Insurance Holdings, Inc.	7,944	46,631
Zenith National Insurance Corp.	14,111	419,943

		12,727,851

Real Estate Investment Trusts (REITs) (3.3%)
Acadia Realty Trust (REIT)	15,133	255,294
Agree Realty Corp. (REIT)	3,161	73,620
Alexander’s, Inc. (REIT)*	868	264,237
American Campus Communities, Inc. (REIT)	22,334	627,585
American Capital Agency Corp. (REIT)	5,680	150,747
Anworth Mortgage Asset Corp. (REIT)	48,176	337,232
Apollo Commercial Real Estate Finance, Inc. (REIT)*	1,686	30,331
Ashford Hospitality Trust, Inc. (REIT)*	35,592	165,147
Associated Estates Realty Corp. (REIT)	12,321	138,858
BioMed Realty Trust, Inc. (REIT)	40,308	636,060
CapLease, Inc. (REIT)	25,546	111,891
Capstead Mortgage Corp. (REIT)	27,850	380,152
Care Investment Trust, Inc. (REIT)	9,760	75,933
CBL & Associates Properties, Inc. (REIT)	58,574	566,411
Cedar Shopping Centers, Inc. (REIT)	18,153	123,440
Cogdell Spencer, Inc. (REIT)	13,281	75,170
Colonial Properties Trust (REIT)	26,248	307,889
Colony Financial, Inc. (REIT)	5,600	114,072
Cousins Properties, Inc. (REIT)	29,535	225,352
CreXus Investment Corp. (REIT)*	2,391	33,378
Cypress Sharpridge Investments, Inc. (REIT)	5,868	79,277
DCT Industrial Trust, Inc. (REIT)	86,299	433,221
Developers Diversified Realty Corp. (REIT)	65,254	604,252
DiamondRock Hospitality Co. (REIT)	48,454	410,405
DuPont Fabros Technology, Inc. (REIT)	10,062	181,015
Dynex Capital, Inc. (REIT)	1,331	11,620
EastGroup Properties, Inc. (REIT)	11,013	421,578
Education Realty Trust, Inc. (REIT)	24,253	117,385
Entertainment Properties Trust (REIT)	15,942	562,274
Equity Lifestyle Properties, Inc. (REIT)	11,069	558,652
Equity One, Inc. (REIT)	14,270	230,746
Extra Space Storage, Inc. (REIT)	36,442	420,905
FelCor Lodging Trust, Inc. (REIT)*	36,085	129,906

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

First Industrial Realty Trust, Inc. (REIT)*	13,537	$70,799
First Potomac Realty Trust (REIT)	11,806	148,401
Franklin Street Properties Corp. (REIT)	27,120	396,223
Getty Realty Corp. (REIT)	6,979	164,216
Gladstone Commercial Corp. (REIT)	4,109	55,102
Glimcher Realty Trust (REIT)	43,238	116,743
Government Properties Income Trust (REIT)	3,759	86,382
Gramercy Capital Corp./New York (REIT)*	27,283	70,663
Hatteras Financial Corp. (REIT)	15,830	442,607
Healthcare Realty Trust, Inc. (REIT)	25,433	545,792
Hersha Hospitality Trust (REIT)	23,658	74,286
Highwoods Properties, Inc. (REIT)	30,096	1,003,702
Home Properties, Inc. (REIT)	14,145	674,858
Inland Real Estate Corp. (REIT)	31,187	254,174
Invesco Mortgage Capital, Inc. (REIT)	4,466	101,646
Investors Real Estate Trust (REIT)	27,768	249,912
iStar Financial, Inc. (REIT)*	60,151	153,987
Kilroy Realty Corp. (REIT)	18,566	569,419
Kite Realty Group Trust (REIT)	13,067	53,183
LaSalle Hotel Properties (REIT)	26,323	558,837
Lexington Realty Trust (REIT)	38,226	232,414
LTC Properties, Inc. (REIT)	9,285	248,374
Medical Properties Trust, Inc. (REIT)	32,387	323,870
MFA Financial, Inc. (REIT)	119,306	876,899
Mid-America Apartment Communities, Inc. (REIT)	12,153	586,747
Mission West Properties, Inc. (REIT)	8,870	63,775
Monmouth Real Estate Investment Corp. (REIT), Class A	13,787	102,575
National Health Investors, Inc. (REIT)	11,162	412,882
National Retail Properties, Inc. (REIT)	34,019	721,883
NorthStar Realty Finance Corp. (REIT)	40,471	138,816
Omega Healthcare Investors, Inc. (REIT)	35,169	684,037
Parkway Properties, Inc./Maryland (REIT)	8,799	183,195
Pennsylvania Real Estate Investment Trust (REIT)	16,100	136,206
Pennymac Mortgage Investment Trust (REIT)*	4,840	83,151
Post Properties, Inc. (REIT)	20,696	405,642
Potlatch Corp. (REIT)	17,336	552,672
PS Business Parks, Inc. (REIT)	7,710	385,885
RAIT Financial Trust (REIT)*	33,562	43,966
Ramco-Gershenson Properties Trust (REIT)	4,951	47,233
Redwood Trust, Inc. (REIT)	33,446	483,629

	Number of Shares	Value (Note 1)

Resource Capital Corp. (REIT)	4,556	$22,416
Saul Centers, Inc. (REIT)	1,884	61,720
Sovran Self Storage, Inc. (REIT)	11,504	411,038
Strategic Hotels & Resorts, Inc. (REIT)*	37,963	70,611
Sun Communities, Inc. (REIT)	7,927	156,558
Sunstone Hotel Investors, Inc. (REIT)*	41,540	368,875
Tanger Factory Outlet Centers (REIT)	17,125	667,704
Transcontinental Realty Investors, Inc.*	3,400	40,494
UMH Properties, Inc. (REIT)	724	6,140
Universal Health Realty Income Trust (REIT)	4,656	149,132
Urstadt Biddle Properties, Inc. (REIT), Class A	8,905	135,979
U-Store-It Trust (REIT)	32,252	236,085
Walter Investment Management Corp. (REIT)	10,525	150,823
Washington Real Estate Investment Trust (REIT)	24,836	684,232
Winthrop Realty Trust (REIT)	7,961	86,456

		24,607,081

Real Estate Management & Development (0.1%)
American Realty Investors, Inc.*	3,600	44,100
Avatar Holdings, Inc.*	7,399	125,857
Consolidated-Tomoka Land Co.	3,149	110,026
Forestar Group, Inc.*	14,867	326,777
Tejon Ranch Co.*	4,823	140,928

		747,688

Thrifts & Mortgage Finance (0.7%)
Abington Bancorp, Inc.	12,241	84,340
Astoria Financial Corp.	36,605	455,000
Bank Mutual Corp.	18,665	129,162
BankFinancial Corp.	9,144	90,526
Beneficial Mutual Bancorp, Inc.*	14,049	138,242
Berkshire Hills Bancorp, Inc.	5,766	119,241
Brookline Bancorp, Inc.	25,784	255,519
Brooklyn Federal Bancorp, Inc.	6,352	63,774
Clifton Savings Bancorp, Inc.	11,814	110,697
Dime Community Bancshares, Inc.	9,861	115,571
Doral Financial Corp.*	27,149	98,551
ESB Financial Corp.	5,086	67,237
ESSA Bancorp, Inc.	8,135	95,180
First Defiance Financial Corp.	1,154	13,029
First Financial Holdings, Inc.	6,480	84,175
First Financial Northwest, Inc.	6,868	44,985
First Financial Service Corp.	48	435
Flagstar Bancorp, Inc.*	114,147	68,488
Flushing Financial Corp.	11,022	124,108
Fox Chase Bancorp, Inc.*	90	857
Home Federal Bancorp, Inc./Idaho	9,622	128,069
Kearny Financial Corp.	12,956	130,596
Legacy Bancorp., Inc./Massachusetts	633	6,241
Meridian Interstate Bancorp, Inc.*	10,214	88,760

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

MGIC Investment Corp.*	53,762	$310,744
NASB Financial, Inc.	2,641	61,509
NewAlliance Bancshares, Inc.	45,546	547,007
Northwest Bancshares, Inc.	15,412	174,464
OceanFirst Financial Corp.	6,727	76,015
Ocwen Financial Corp.*	24,273	232,293
Oritani Financial Corp.	9,129	125,341
PMI Group, Inc.*	32,671	82,331
Provident Financial Services, Inc.	24,064	256,282
Provident New York Bancorp	14,697	124,043
Radian Group, Inc.	36,303	265,375
Rockville Financial, Inc.	7,334	77,007
Roma Financial Corp.	9,337	115,405
Territorial Bancorp, Inc.*	4,698	84,799
Tree.com, Inc.*	725	6,634
TrustCo Bank Corp. NY/New York	34,494	217,312
United Financial Bancorp, Inc.	5,004	65,602
ViewPoint Financial Group	6,170	88,910
Waterstone Financial, Inc.*	17,230	35,322
Westfield Financial, Inc.	10,276	84,777
WSFS Financial Corp.	3,207	82,195

		5,626,150

Total Financials		80,708,907

Health Care (7.6%)
Biotechnology (2.1%)
Acorda Therapeutics, Inc.*	16,036	404,428
Affymax, Inc.*	5,597	138,470
Alkermes, Inc.*	39,719	373,756
Allos Therapeutics, Inc.*	30,033	197,317
Alnylam Pharmaceuticals, Inc.*	14,889	262,344
AMAG Pharmaceuticals, Inc.*	7,309	277,961
Amicus Therapeutics, Inc.*	6,260	24,852
Arena Pharmaceuticals, Inc.*	36,161	128,372
ARIAD Pharmaceuticals, Inc.*	44,787	102,114
ArQule, Inc.*	18,705	69,021
Array BioPharma, Inc.*	23,673	66,521
AVI BioPharma, Inc.*	39,547	57,739
BioCryst Pharmaceuticals, Inc.*	12,829	82,875
Biospecifics Technologies Corp.*	1,777	52,155
Celera Corp.*	32,908	227,394
Cell Therapeutics, Inc.*	215,322	245,467
Celldex Therapeutics, Inc.*	16,800	78,624
Cepheid, Inc.*	23,919	298,509
Chelsea Therapeutics International, Inc.*	3,099	8,367
Clinical Data, Inc.*	8,357	152,599
Cubist Pharmaceuticals, Inc.*	23,942	454,180
Curis, Inc.*	32,845	106,746
Cytokinetics, Inc.*	33,100	96,321
Cytori Therapeutics, Inc.*	22,064	134,590
Dyax Corp.*	28,171	95,500
Emergent Biosolutions, Inc.*	7,470	101,517
Enzon Pharmaceuticals, Inc.*	19,736	207,820
Exelixis, Inc.*	41,175	303,460
Facet Biotech Corp.*	10,427	183,307
Genomic Health, Inc.*	5,651	110,534
Geron Corp.*	36,042	200,033
GTx, Inc.*	16,452	69,098
Halozyme Therapeutics, Inc.*	28,695	168,440

	Number of Shares	Value (Note 1)

Hemispherx Biopharma, Inc.*	86,568	$48,478
Human Genome Sciences, Inc.#*	77,994	2,386,616
Idenix Pharmaceuticals, Inc.*	20,737	44,585
Idera Pharmaceuticals, Inc.*	10,449	54,021
Immunogen, Inc.*	22,893	179,939
Immunomedics, Inc.*	41,612	133,575
Incyte Corp.*	37,209	338,974
Infinity Pharmaceuticals, Inc.*	9,313	57,554
Insmed, Inc.*	55,080	42,412
InterMune, Inc.*	15,934	207,779
Isis Pharmaceuticals, Inc.*	38,273	424,830
Lexicon Pharmaceuticals, Inc.*	79,871	135,781
Ligand Pharmaceuticals, Inc., Class B*	67,447	146,360
MannKind Corp.*	23,789	208,392
Martek Biosciences Corp.*	13,365	253,133
Maxygen, Inc.*	10,265	62,514
Medivation, Inc.*	11,807	444,534
Metabolix, Inc.*	8,548	94,626
Micromet, Inc.*	22,962	152,927
Molecular Insight Pharmaceuticals, Inc.*	1,020	2,295
Momenta Pharmaceuticals, Inc.*	16,995	214,307
Myriad Pharmaceuticals, Inc.*	10,103	50,818
Nabi Biopharmaceuticals*	19,471	95,408
Nanosphere, Inc.*	8,469	54,540
Neurocrine Biosciences, Inc.*	17,733	48,234
NeurogesX, Inc.*	1,480	11,411
Novavax, Inc.*	24,588	65,404
NPS Pharmaceuticals, Inc.*	31,032	105,509
Omeros Corp.*	705	4,949
OncoGenex Pharmaceutical, Inc.*	2,301	51,266
Onyx Pharmaceuticals, Inc.*	26,154	767,358
Opko Health, Inc.*	34,760	63,611
Orexigen Therapeutics, Inc.*	16,117	119,910
Osiris Therapeutics, Inc.*	12,615	90,071
OXiGENE, Inc.*	2,653	3,024
PDL BioPharma, Inc.	48,048	329,609
Pharmasset, Inc.*	7,811	161,688
Poniard Pharmaceuticals, Inc.*	14,632	26,777
Progenics Pharmaceuticals, Inc.*	14,213	63,106
Protalix BioTherapeutics, Inc.*	12,755	84,438
Regeneron Pharmaceuticals, Inc.*	25,968	627,906
Repligen Corp.*	21,262	87,387
Rigel Pharmaceuticals, Inc.*	20,614	196,039
Sangamo BioSciences, Inc.*	18,763	111,077
Savient Pharmaceuticals, Inc.*	29,273	398,406
Sciclone Pharmaceuticals, Inc.*	15,831	36,886
Seattle Genetics, Inc.*	32,416	329,347
SIGA Technologies, Inc.*	10,115	58,667
Spectrum Pharmaceuticals, Inc.*	28,029	124,449
StemCells, Inc.*	52,812	66,543
Synta Pharmaceuticals Corp.*	9,063	45,859
Theravance, Inc.*	21,011	274,614
Vanda Pharmaceuticals, Inc.*	7,913	88,942
Vical, Inc.*	17,415	57,295
ZymoGenetics, Inc.*	18,894	120,733

		15,935,344

Health Care Equipment & Supplies (1.9%)
Abaxis, Inc.*	8,337	213,010
ABIOMED, Inc.*	10,424	91,106
Accuray, Inc.*	17,032	95,550

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

AGA Medical Holdings, Inc.*	2,592	$38,284
Align Technology, Inc.*	23,992	427,537
Alphatec Holdings, Inc.*	14,780	78,925
American Medical Systems Holdings, Inc.*	30,345	585,355
Analogic Corp.	5,688	219,045
AngioDynamics, Inc.*	9,765	157,021
Atrion Corp.	976	151,983
ATS Medical, Inc.*	23,857	77,058
Bovie Medical Corp.*	8,517	66,518
Cantel Medical Corp.*	3,255	65,686
Cardiac Science Corp.*	1,534	3,421
Cardiovascular Systems, Inc.*	679	3,117
Conceptus, Inc.*	12,497	234,444
CONMED Corp.*	11,025	251,370
CryoLife, Inc.*	12,885	82,722
Cutera, Inc.*	1,915	16,297
Cyberonics, Inc.*	12,006	245,403
Cynosure, Inc., Class A*	5,273	60,587
Delcath Systems, Inc.*	18,928	97,290
DexCom, Inc.*	16,855	136,188
Electro-Optical Sciences, Inc.*	9,875	102,305
Endologix, Inc.*	22,268	117,575
ev3, Inc.*	30,930	412,606
Exactech, Inc.*	5,521	95,568
Greatbatch, Inc.*	9,146	175,878
Haemonetics Corp.*	10,913	601,852
Hansen Medical, Inc.*	3,514	10,647
HeartWare International, Inc.*	2,934	104,069
Home Diagnostics, Inc.*	1,120	6,832
ICU Medical, Inc.*	4,727	172,252
Immucor, Inc.*	28,941	585,766
Insulet Corp.*	11,372	162,392
Integra LifeSciences Holdings Corp.*	7,188	264,375
Invacare Corp.	11,643	290,376
IRIS International, Inc.*	7,458	92,181
Kensey Nash Corp.*	4,708	120,054
MAKO Surgical Corp.*	8,257	91,653
Masimo Corp.*	20,842	634,014
Medical Action Industries, Inc.*	5,624	90,321
Meridian Bioscience, Inc.	17,338	373,634
Merit Medical Systems, Inc.*	10,581	204,107
Micrus Endovascular Corp.*	6,091	91,426
Natus Medical, Inc.*	9,731	143,921
Neogen Corp.*	7,847	185,268
NuVasive, Inc.*	15,559	497,577
NxStage Medical, Inc.*	6,116	51,069
OraSure Technologies, Inc.*	27,549	139,949
Orthofix International N.V.*	6,818	211,153
Orthovita, Inc.*	39,482	138,582
Palomar Medical Technologies, Inc.*	12,961	130,647
Quidel Corp.*	9,792	134,934
Rochester Medical Corp.*	5,383	59,913
Rockwell Medical Technologies, Inc.*	2,891	22,232
RTI Biologics, Inc.*	22,172	85,140
Sirona Dental Systems, Inc.*	7,499	238,018
Somanetics Corp.*	5,588	98,069
SonoSite, Inc.*	6,769	159,951

	Number of Shares	Value (Note 1)

Spectranetics Corp.*	15,209	$105,855
Stereotaxis, Inc.*	16,593	65,210
STERIS Corp.	24,870	695,614
SurModics, Inc.*	5,383	121,979
Symmetry Medical, Inc.*	14,074	113,436
Synovis Life Technologies, Inc.*	5,161	66,628
Thoratec Corp.*	23,973	645,353
TomoTherapy, Inc.*	21,185	82,621
TranS1, Inc.*	1,508	5,957
Utah Medical Products, Inc.	363	10,643
Vascular Solutions, Inc.*	8,513	71,424
Volcano Corp.*	20,171	350,572
West Pharmaceutical Services, Inc.	13,440	526,848
Wright Medical Group, Inc.*	15,555	294,767
Young Innovations, Inc.	3,122	77,363
Zoll Medical Corp.*	8,640	230,861

		13,959,354

Health Care Providers & Services (2.0%)
Air Methods Corp.*	4,549	152,937
Alliance HealthCare Services, Inc.*	21,433	122,382
Allied Healthcare International, Inc.*	23,856	69,421
Allion Healthcare, Inc.*	10,562	69,287
Almost Family, Inc.*	3,239	128,038
Amedisys, Inc.*	11,627	564,607
America Service Group, Inc.	3,741	59,370
American Dental Partners, Inc.*	6,922	89,294
AMERIGROUP Corp.*	22,541	607,705
AMN Healthcare Services, Inc.*	11,595	105,051
Amsurg Corp.*	12,463	274,435
Assisted Living Concepts, Inc., Class A*	5,361	141,370
Bio-Reference Labs, Inc.*	4,053	158,837
BioScrip, Inc.*	14,122	118,060
Capital Senior Living Corp.*	12,064	60,561
CardioNet, Inc.*	9,876	58,663
Catalyst Health Solutions, Inc.*	15,050	548,873
Centene Corp.*	19,028	402,823
Chemed Corp.	9,555	458,353
Chindex International, Inc.*	5,816	82,180
Clarient, Inc.*	39,968	105,915
Continuecare Corp.*	18,024	78,765
Corvel Corp.*	4,885	163,843
Cross Country Healthcare, Inc.*	12,346	122,349
Emergency Medical Services Corp., Class A*	12,185	659,818
Emeritus Corp.*	7,578	142,087
Ensign Group, Inc.	5,699	87,594
Genoptix, Inc.*	7,196	255,674
Gentiva Health Services, Inc.*	11,777	318,097
Hanger Orthopedic Group, Inc.*	10,840	149,917
Health Grades, Inc.*	11,585	49,700
HealthSouth Corp.*	37,657	706,822
Healthspring, Inc.*	20,902	368,084
Healthways, Inc.*	14,179	260,043
HMS Holdings Corp.*	11,211	545,864
inVentiv Health, Inc.*	14,168	229,097
IPC The Hospitalist Co., Inc.*	6,901	229,458
Kindred Healthcare, Inc.*	16,537	305,273

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Landauer, Inc.	4,107	$252,170
LCA-Vision, Inc.*	5,187	26,557
LHC Group, Inc.*	5,785	194,434
Magellan Health Services, Inc.*	13,217	538,328
MedCath Corp.*	10,235	80,959
Metropolitan Health Networks, Inc.*	4,248	8,453
Molina Healthcare, Inc.*	6,196	141,702
MWI Veterinary Supply, Inc.*	4,351	164,033
National Healthcare Corp.	3,479	125,627
National Research Corp.	2,546	52,702
Nighthawk Radiology Holdings, Inc.*	13,788	62,460
NovaMed, Inc.*	2,759	10,705
Odyssey HealthCare, Inc.*	12,378	192,849
Owens & Minor, Inc.#	17,725	760,934
PharMerica Corp.*	12,781	202,962
Providence Service Corp.*	6,813	107,645
PSS World Medical, Inc.*	25,384	572,917
Psychiatric Solutions, Inc.*	24,034	508,079
RadNet, Inc.*	3,732	7,613
RehabCare Group, Inc.*	8,799	267,754
Res-Care, Inc.*	9,973	111,698
Select Medical Holdings Corp.*	13,480	143,158
Skilled Healthcare Group, Inc., Class A*	15,942	118,768
Sun Healthcare Group, Inc.*	19,510	178,907
Sunrise Senior Living, Inc.*	16,845	54,241
Triple-S Management Corp., Class B*	8,524	150,022
U.S. Physical Therapy, Inc.*	7,803	132,105
Universal American Corp.*	12,729	148,929
Virtual Radiologic Corp.*	4,076	52,010
WellCare Health Plans, Inc.*	17,874	657,048

		15,076,416

Health Care Technology (0.4%)
AMICAS, Inc.*	20,059	109,121
athenahealth, Inc.*	13,799	624,267
Computer Programs & Systems, Inc.	4,309	198,429
Eclipsys Corp.*	23,375	432,905
MedAssets, Inc.*	16,332	346,402
Medidata Solutions, Inc.*	6,840	106,704
MedQuist, Inc.	9,062	60,625
Merge Healthcare, Inc.*	34,164	114,791
Omnicell, Inc.*	10,792	126,158
Phase Forward, Inc.*	18,608	285,633
Quality Systems, Inc.	9,647	605,735
Transcend Services, Inc.*	3,255	69,527
Vital Images, Inc.*	8,075	102,472

		3,182,769

Life Sciences Tools & Services (0.4%)
Accelrys, Inc.*	12,679	72,651
Affymetrix, Inc.*	27,432	160,203
Albany Molecular Research, Inc.*	16,521	150,011
BioDelivery Sciences International, Inc.*	730	2,869
Bruker Corp.*	20,953	252,693
Cambrex Corp.*	11,677	65,158
Dionex Corp.*	7,261	536,370

	Number of Shares	Value (Note 1)

Enzo Biochem, Inc.*	13,926	$74,922
eResearchTechnology, Inc.*	17,018	102,278
Harvard Bioscience, Inc.*	14,109	50,369
Kendle International, Inc.*	5,672	103,854
Luminex Corp.*	16,714	249,540
PAREXEL International Corp.*	23,512	331,519
Sequenom, Inc.*	23,742	98,292
Varian, Inc.*	11,876	612,089

		2,862,818

Pharmaceuticals (0.8%)
Acura Pharmaceuticals, Inc.*	20,675	110,198
Adolor Corp.*	22,847	33,357
Akorn, Inc.*	37,915	67,868
Ardea Biosciences, Inc.*	6,717	94,038
ARYx Therapeutics, Inc.*	2,092	6,715
Auxilium Pharmaceuticals, Inc.*	19,043	570,909
AVANIR Pharmaceuticals, Inc., Class A*	34,082	64,756
Biodel, Inc.*	5,177	22,468
BioMimetic Therapeutics, Inc.*	6,175	73,668
BMP Sunstone Corp.*	27,053	153,932
Cadence Pharmaceuticals, Inc.*	10,829	104,716
Caraco Pharmaceutical Laboratories Ltd.*	11,502	69,472
Cornerstone Therapeutics, Inc.*	6,370	38,857
Cumberland Pharmaceuticals, Inc.*	3,975	54,020
Cypress Bioscience, Inc.*	24,583	141,598
Depomed, Inc.*	22,450	75,207
Durect Corp.*	30,823	76,133
Hi-Tech Pharmacal Co., Inc.*	3,820	107,151
Impax Laboratories, Inc.*	24,783	337,049
Inspire Pharmaceuticals, Inc.*	25,230	139,270
ISTA Pharmaceuticals, Inc.*	16,673	76,029
Javelin Pharmaceuticals, Inc.*	7,352	9,558
KV Pharmaceutical Co., Class A*	24,738	90,788
Lannett Co., Inc.*	8,599	50,820
MAP Pharmaceuticals, Inc.*	5,809	55,360
Matrixx Initiatives, Inc.*	3,687	15,559
Medicines Co.*	21,294	177,592
Medicis Pharmaceutical Corp., Class A	25,008	676,466
Nektar Therapeutics*	38,953	363,042
Obagi Medical Products, Inc.*	6,915	82,980
Optimer Pharmaceuticals, Inc.*	12,476	140,729
Pain Therapeutics, Inc.*	13,962	74,836
Par Pharmaceutical Cos., Inc.*	14,894	403,032
Pozen, Inc.*	11,308	67,735
Questcor Pharmaceuticals, Inc.*	33,216	157,776
Salix Pharmaceuticals Ltd.*	21,541	547,141
Santarus, Inc.*	21,417	98,947
Sucampo Pharmaceuticals, Inc., Class A*	10,928	44,149
SuperGen, Inc.*	26,103	68,390
ViroPharma, Inc.*	29,905	250,903
Vivus, Inc.*	34,286	315,088
XenoPort, Inc.*	11,405	211,677

		6,319,979

Total Health Care		57,336,680

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Industrials (8.4%)
Aerospace & Defense (0.9%)
AAR Corp.*	16,499	$379,147
Aerovironment, Inc.*	5,151	149,791
American Science & Engineering, Inc.	3,734	283,187
Applied Signal Technology, Inc.	5,402	104,205
Argon ST, Inc.*	4,118	89,443
Ascent Solar Technologies, Inc.*	14,560	77,168
Astronics Corp.*	5,401	46,178
Ceradyne, Inc.*	9,129	175,368
Cubic Corp.	6,664	248,567
Curtiss-Wright Corp.	18,593	582,333
DigitalGlobe, Inc.*	5,860	141,812
Ducommun, Inc.	5,698	106,610
DynCorp International, Inc., Class A*	9,642	138,363
Esterline Technologies Corp.*	12,185	496,782
GenCorp, Inc.*	19,865	139,055
GeoEye, Inc.*	8,106	225,995
Global Defense Technology & Systems, Inc.*	500	8,230
HEICO Corp.	10,235	453,718
Herley Industries, Inc.*	7,163	99,494
Hexcel Corp.*	40,300	523,094
Ladish Co., Inc.*	7,686	115,905
LMI Aerospace, Inc.*	6,422	85,413
Moog, Inc., Class A*	18,560	542,509
Orbital Sciences Corp.*	22,905	349,530
Stanley, Inc.*	5,122	140,394
Taser International, Inc.*	34,337	150,396
Teledyne Technologies, Inc.*	14,789	567,306
Todd Shipyards Corp.	3,267	54,755
Triumph Group, Inc.	7,266	350,584

		6,825,332

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	49,217	129,933
Atlas Air Worldwide Holdings, Inc.*	7,997	297,888
Dynamex, Inc.*	4,633	83,857
Forward Air Corp.	11,673	292,409
Hub Group, Inc., Class A*	15,337	411,492
Pacer International, Inc.*	20,606	65,115

		1,280,694

Airlines (0.5%)
AirTran Holdings, Inc.*	54,664	285,346
Alaska Air Group, Inc.*	15,156	523,791
Allegiant Travel Co.*	5,818	274,435
Hawaiian Holdings, Inc.*	20,009	140,063
JetBlue Airways Corp.*	106,661	581,303
Republic Airways Holdings, Inc.*	11,913	88,037
SkyWest, Inc.	22,693	383,966
U.S. Airways Group, Inc.*	68,586	331,956
UAL Corp.*	70,536	910,620

		3,519,517

Building Products (0.3%)
AAON, Inc.	4,984	97,138
American Woodmark Corp.	3,813	75,040

	Number of Shares	Value (Note 1)

Ameron International Corp.	3,956	$251,048
Apogee Enterprises, Inc.	11,026	154,364
Builders FirstSource, Inc.*	21,307	82,032
Gibraltar Industries, Inc.*	9,604	151,071
Griffon Corp.*	18,588	227,145
Insteel Industries, Inc.	11,323	147,199
NCI Building Systems, Inc.*	48,649	88,055
Quanex Building Products Corp.	15,195	257,859
Simpson Manufacturing Co., Inc.	15,795	424,727
Trex Co., Inc.*	9,267	181,633
Universal Forest Products, Inc.	7,369	271,253

		2,408,564

Commercial Services & Supplies (1.3%)
ABM Industries, Inc.	19,788	408,820
ACCO Brands Corp.*	20,884	152,036
American Ecology Corp.	7,050	120,132
American Reprographics Co.*	14,220	99,682
Amrep Corp.*	3,676	50,361
APAC Customer Services, Inc.*	12,183	72,611
ATC Technology Corp.*	7,043	167,976
Bowne & Co., Inc.	21,677	144,802
Cenveo, Inc.*	23,388	204,645
Clean Harbors, Inc.*	8,789	523,912
Consolidated Graphics, Inc.*	4,204	147,224
Cornell Cos., Inc.*	4,050	91,935
Courier Corp.	9,104	129,732
Deluxe Corp.	19,636	290,416
EnergySolutions, Inc.	30,606	259,845
EnerNOC, Inc.*	6,085	184,923
Ennis, Inc.	9,908	166,355
Fuel Tech, Inc.*	11,746	95,965
G&K Services, Inc., Class A	7,542	189,530
GEO Group, Inc.*	21,292	465,869
Healthcare Services Group, Inc.	18,644	400,100
Herman Miller, Inc.	21,911	350,138
HNI Corp.	18,418	508,889
ICT Group, Inc.*	6,568	107,255
Innerworkings, Inc.*	18,299	107,964
Interface, Inc., Class A	22,105	183,693
Kimball International, Inc., Class B	17,643	150,318
Knoll, Inc.	19,399	200,392
M&F Worldwide Corp.*	4,297	169,732
McGrath RentCorp	10,405	232,656
Metalico, Inc.*	19,268	94,799
Mine Safety Appliances Co.	11,651	309,101
Mobile Mini, Inc.*	14,227	200,458
Multi-Color Corp.	9,309	113,663
North American Galvanizing & Coatings, Inc.*	8,397	40,725
Perma-Fix Environmental Services*	27,088	61,490
Rollins, Inc.	17,542	338,210
Schawk, Inc.	8,417	114,471
Standard Parking Corp.*	4,666	74,096
Standard Register Co.	17,882	91,198
Steelcase, Inc., Class A	27,463	174,665
Sykes Enterprises, Inc.*	14,516	369,723
Team, Inc.*	7,393	139,062
Tetra Tech, Inc.#*	24,833	674,713
United Stationers, Inc.*	9,747	554,117

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Viad Corp.	9,022	$186,124
Waste Services, Inc.*	9,375	85,406

		9,999,929

Construction & Engineering (0.5%)
Argan, Inc.*	4,573	65,805
Comfort Systems USA, Inc.	15,358	189,518
Dycom Industries, Inc.*	14,979	120,281
EMCOR Group, Inc.*	27,202	731,734
Furmanite Corp.*	22,271	84,852
Granite Construction, Inc.	14,868	500,457
Great Lakes Dredge & Dock Corp.	22,472	145,619
Insituform Technologies, Inc., Class A*	16,333	371,086
Integrated Electrical Services, Inc.*	7,225	42,266
Layne Christensen Co.*	8,238	236,513
MasTec, Inc.*	21,202	265,025
Michael Baker Corp.*	3,701	153,221
MYR Group, Inc.*	6,775	122,492
Northwest Pipe Co.*	3,607	96,884
Orion Marine Group, Inc.*	11,550	243,243
Pike Electric Corp.*	10,129	93,997
Primoris Services Corp.	7,272	57,958
Sterling Construction Co., Inc.*	4,720	90,530
Tutor Perini Corp.*	9,796	177,112

		3,788,593

Electrical Equipment (1.2%)
A. O. Smith Corp.	9,275	402,442
Acuity Brands, Inc.	18,378	654,992
Advanced Battery Technologies, Inc.*	34,690	138,760
American Superconductor Corp.*	18,411	753,010
AZZ, Inc.*	5,237	171,250
Baldor Electric Co.	19,144	537,755
Belden, Inc.	19,418	425,642
Brady Corp., Class A	19,690	590,897
Broadwind Energy, Inc.*	14,255	115,323
Chase Corp.	4,146	48,964
China BAK Battery, Inc.*	22,991	63,915
Encore Wire Corp.	7,110	149,808
Ener1, Inc.*	26,537	168,245
Energy Conversion Devices, Inc.*	16,752	177,069
EnerSys*	17,797	389,220
Evergreen Solar, Inc.*	74,887	113,079
Franklin Electric Co., Inc.	9,240	268,699
FuelCell Energy, Inc.*	42,605	160,195
Fushi Copperweld, Inc.*	9,161	92,709
GrafTech International Ltd.*	50,858	790,842
GT Solar International, Inc.*	22,126	123,021
Harbin Electric, Inc.*	6,791	139,487
II-VI, Inc.*	9,942	316,156
LaBarge, Inc.*	7,356	88,640
LSI Industries, Inc.	9,158	72,165
Microvision, Inc.*	29,764	94,352
Orion Energy Systems, Inc.*	2,702	11,862
Polypore International, Inc.*	9,943	118,322
Powell Industries, Inc.*	3,170	99,950
Power-One, Inc.*	29,300	127,455
PowerSecure International, Inc.*	10,796	77,839

	Number of Shares	Value (Note 1)

Preformed Line Products Co.	1,418	$62,108
Regal-Beloit Corp.	15,182	788,553
SatCon Technology Corp.*	34,441	97,124
Ultralife Corp.*	5,742	24,805
Valence Technology, Inc.*	71,493	65,059
Vicor Corp.*	11,947	111,107
Woodward Governor Co.	24,829	639,843

		9,270,664

Industrial Conglomerates (0.2%)
Otter Tail Corp.	15,267	378,621
Raven Industries, Inc.	7,175	227,950
Seaboard Corp.	118	159,182
Standex International Corp.	5,186	104,187
Tredegar Corp.	11,608	183,638
United Capital Corp.*	3,346	79,702

		1,133,280

Machinery (1.5%)
3D Systems Corp.*	9,215	104,129
Actuant Corp., Class A	28,392	526,104
Alamo Group, Inc.	5,646	96,829
Albany International Corp., Class A	10,467	235,089
Altra Holdings, Inc.*	12,595	155,548
American Railcar Industries, Inc.	8,101	89,273
Ampco-Pittsburgh Corp.	3,235	102,000
Astec Industries, Inc.*	7,551	203,424
Badger Meter, Inc.	6,449	256,799
Barnes Group, Inc.	19,531	330,074
Blount International, Inc.*	15,826	159,843
Briggs & Stratton Corp.	21,716	406,306
Cascade Corp.	3,652	100,393
Chart Industries, Inc.*	11,975	198,186
China Fire & Security Group, Inc.*	5,068	68,570
CIRCOR International, Inc.	7,490	188,598
CLARCOR, Inc.	20,954	679,748
Colfax Corp.*	10,059	121,110
Columbus McKinnon Corp.*	7,484	102,231
Duoyuan Printing, Inc.*	1,080	8,694
Dynamic Materials Corp.	5,072	101,694
Eastern Co.	667	8,958
Energy Recovery, Inc.*	18,628	128,161
EnPro Industries, Inc.*	8,660	228,711
ESCO Technologies, Inc.	11,570	414,784
Federal Signal Corp.	19,160	115,343
Flanders Corp.*	10,129	45,175
Flow International Corp.*	7,883	24,280
Force Protection, Inc.*	31,227	162,693
FreightCar America, Inc.	5,941	117,810
Gorman-Rupp Co.	5,906	163,242
Graham Corp.	4,666	96,586
Greenbrier Cos., Inc.	8,002	83,061
Hurco Cos., Inc.*	2,774	41,055
John Bean Technologies Corp.	11,204	190,580
Kadant, Inc.*	6,316	100,803
Kaydon Corp.	14,213	508,257
K-Tron International, Inc.*	1,228	133,533
L.B. Foster Co., Class A*	3,373	100,549
Lindsay Corp.	4,796	191,121
Met-Pro Corp.	9,776	103,821

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Middleby Corp.*	6,583	$322,699
Miller Industries, Inc.*	6,175	70,086
Mueller Industries, Inc.	15,933	395,776
Mueller Water Products, Inc., Class A	65,404	340,101
NACCO Industries, Inc., Class A	2,537	126,343
Nordson Corp.	13,896	850,157
Omega Flex, Inc.	3,100	43,400
PMFG, Inc.*	5,641	91,441
Portec Rail Products, Inc.	555	5,944
RBC Bearings, Inc.*	8,160	198,533
Robbins & Myers, Inc.	10,624	249,876
Sauer-Danfoss, Inc.*	3,343	40,149
SmartHeat, Inc.*	3,800	55,176
Sun Hydraulics Corp.	5,553	145,766
Tecumseh Products Co., Class A*	8,382	97,986
Tennant Co.	7,505	196,556
Titan International, Inc.	13,970	113,297
Trimas Corp.*	4,812	32,577
Twin Disc, Inc.	4,242	44,286
Watts Water Technologies, Inc., Class A	12,214	377,657

		10,990,971

Marine (0.1%)
American Commercial Lines, Inc.*	3,941	72,238
Eagle Bulk Shipping, Inc.*	27,195	134,615
Genco Shipping & Trading Ltd.*	11,087	248,127
Horizon Lines, Inc., Class A	12,256	68,266
International Shipholding Corp.	2,469	76,712
TBS International Ltd., Class A*	8,225	60,454
Ultrapetrol Bahamas Ltd.*	17,641	83,971

		744,383

Professional Services (0.8%)
Acacia Research Corp.- Acacia Technologies*	12,740	116,061
Administaff, Inc.	9,162	216,132
Advisory Board Co.*	6,125	187,792
Barrett Business Services, Inc.	4,573	56,202
CBIZ, Inc.*	17,349	133,587
CDI Corp.	5,149	66,680
COMSYS IT Partners, Inc.*	9,010	80,099
Corporate Executive Board Co.	13,111	299,193
CoStar Group, Inc.*	8,071	337,126
CRA International, Inc.*	3,559	94,847
Diamond Management & Technology Consultants, Inc.	10,342	76,221
Exponent, Inc.*	6,259	174,251
Franklin Covey Co.*	1,467	9,242
GP Strategies Corp.*	8,298	62,484
Heidrick & Struggles International, Inc.	6,737	210,464
Hill International, Inc.*	11,590	72,322
Huron Consulting Group, Inc.*	9,289	214,019
ICF International, Inc.*	3,297	88,360
Kelly Services, Inc., Class A*	11,315	134,988
Kforce, Inc.*	10,406	130,075
Korn/Ferry International*	18,322	302,313
Mistras Group, Inc.*	1,712	25,783
MPS Group, Inc.*	38,086	523,302

	Number of Shares	Value (Note 1)

Navigant Consulting, Inc.*	19,168	$284,836
Odyssey Marine Exploration, Inc.*	20,167	28,435
On Assignment, Inc.*	15,770	112,755
Resources Connection, Inc.*	19,815	420,474
School Specialty, Inc.*	6,989	163,473
Spherion Corp.*	18,876	106,083
TrueBlue, Inc.*	16,742	247,949
Volt Information Sciences, Inc.*	8,211	82,110
VSE Corp.	1,779	80,197
Watson Wyatt Worldwide, Inc., Class A#	18,064	858,401

		5,996,256

Road & Rail (0.5%)
Amerco, Inc.*	4,065	202,112
Arkansas Best Corp.	10,834	318,845
Avis Budget Group, Inc.*	43,734	573,790
Celadon Group, Inc.*	8,862	96,153
Dollar Thrifty Automotive Group, Inc.*	10,614	271,824
Genesee & Wyoming, Inc., Class A*	15,230	497,107
Heartland Express, Inc.	20,348	310,714
Knight Transportation, Inc.	23,836	459,796
Marten Transport Ltd.*	6,264	112,439
Old Dominion Freight Line, Inc.*	10,730	329,411
Patriot Transportation Holding, Inc.*	669	63,194
RailAmerica, Inc.*	8,615	105,103
Saia, Inc.*	8,933	132,387
Universal Truckload Services, Inc.	4,238	76,708
USA Truck, Inc.*	4,758	59,570
Werner Enterprises, Inc.	17,826	352,777
YRC Worldwide, Inc.*	29,942	25,145

		3,987,075

Trading Companies & Distributors (0.4%)
Aceto Corp.	17,074	87,931
Aircastle Ltd.	17,831	175,635
Applied Industrial Technologies, Inc.	17,687	390,352
Beacon Roofing Supply, Inc.*	18,200	291,200
BlueLinx Holdings, Inc.*	519	1,438
DXP Enterprises, Inc.*	4,670	61,037
H&E Equipment Services, Inc.*	11,256	118,075
Houston Wire & Cable Co.	8,140	96,866
Interline Brands, Inc.*	13,850	239,190
Kaman Corp.	11,079	255,814
Lawson Products, Inc.	4,538	80,096
RSC Holdings, Inc.*	16,993	119,631
Rush Enterprises, Inc., Class A*	12,809	152,299
TAL International Group, Inc.	8,518	112,693
Textainer Group Holdings Ltd.	5,652	95,519
Titan Machinery, Inc.*	7,664	88,443
United Rentals, Inc.*	25,887	253,951
Watsco, Inc.	10,938	535,743
Willis Lease Finance Corp.*	4,400	66,000

		3,221,913

Transportation Infrastructure (0.0%)
CAI International, Inc.*	7,779	70,244

Total Industrials		63,237,415

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Information Technology (9.7%)
Communications Equipment (1.7%)
3Com Corp.#*	165,736	$1,243,020
Acme Packet, Inc.*	17,253	189,783
ADC Telecommunications, Inc.*	41,605	258,367
ADTRAN, Inc.	23,430	528,347
Airvana, Inc.*	11,758	89,361
Anaren, Inc.*	5,333	80,262
Arris Group, Inc.*	51,099	584,062
Aruba Networks, Inc.*	23,957	255,382
Bel Fuse, Inc., Class B	3,959	85,079
BigBand Networks, Inc.*	29,800	102,512
Black Box Corp.	6,968	197,473
Blue Coat Systems, Inc.*	17,008	485,408
Cogo Group, Inc.*	11,914	87,806
Communications Systems, Inc.	4,419	54,972
Comtech Telecommunications Corp.*	12,135	425,332
DG FastChannel, Inc.*	8,921	249,164
Digi International, Inc.*	8,193	74,720
Emcore Corp.*	83,224	89,050
EMS Technologies, Inc.*	9,505	137,822
Emulex Corp.*	35,496	386,906
Extreme Networks, Inc.*	33,189	95,252
Globecomm Systems, Inc.*	9,172	71,725
Harmonic, Inc.*	38,588	244,262
Harris Stratex Networks, Inc.*	22,292	154,038
Hughes Communications, Inc.*	5,902	153,629
Infinera Corp.*	35,972	319,072
InterDigital, Inc.*	18,653	495,051
Ixia*	19,927	148,257
KVH Industries, Inc.*	7,755	114,386
Loral Space & Communications, Inc.*	4,143	130,960
NETGEAR, Inc.*	14,842	321,923
Network Equipment Technologies, Inc.*	4,862	19,691
Oplink Communications, Inc.*	9,052	148,362
Opnext, Inc.*	51,643	98,122
Palm, Inc.#*	69,704	699,828
Parkervision, Inc.*	15,198	27,812
PC-Tel, Inc.*	10,431	61,752
Plantronics, Inc.	20,060	521,159
Polycom, Inc.#*	35,558	887,883
Powerwave Technologies, Inc.*	67,144	84,601
Riverbed Technology, Inc.*	23,247	533,984
SeaChange International, Inc.*	19,641	129,041
ShoreTel, Inc.*	17,431	100,751
Sonus Networks, Inc.*	90,540	191,039
Sycamore Networks, Inc.	7,937	165,954
Symmetricom, Inc.*	20,078	104,406
Tekelec*	29,037	443,685
UTStarcom, Inc.*	44,994	98,537
ViaSat, Inc.*	11,095	352,599

		12,522,589

Computers & Peripherals (0.5%)
3PAR, Inc.*	14,400	170,640
ActivIdentity Corp.*	6,487	15,244
Adaptec, Inc.*	45,483	152,368
Avid Technology, Inc.*	12,402	158,250
Compellent Technologies, Inc.*	7,448	168,921
Cray, Inc.*	20,434	131,186

	Number of Shares	Value (Note 1)

Electronics for Imaging, Inc.*	21,421	$278,687
Imation Corp.*	16,087	140,279
Immersion Corp.*	4,884	22,320
Intermec, Inc.*	25,849	332,418
Intevac, Inc.*	9,537	109,389
Isilon Systems, Inc.*	10,751	73,752
Netezza Corp.*	19,280	187,016
Novatel Wireless, Inc.*	14,802	117,972
Quantum Corp.*	88,209	258,452
Rimage Corp.*	7,134	123,704
Silicon Graphics International Corp.*	13,576	95,168
STEC, Inc.*	9,841	160,802
Stratasys, Inc.*	8,564	147,986
Super Micro Computer, Inc.*	11,032	122,676
Synaptics, Inc.*	14,897	456,593

		3,423,823

Electronic Equipment, Instruments & Components (1.1%)
Agilysys, Inc.	7,360	66,976
Anixter International, Inc.*	12,674	596,945
Benchmark Electronics, Inc.*	26,883	508,358
Brightpoint, Inc.*	20,713	152,241
Checkpoint Systems, Inc.*	15,542	237,015
China Security & Surveillance Technology, Inc.*	17,948	137,123
Cogent, Inc.*	15,825	164,422
Cognex Corp.	16,867	298,883
Coherent, Inc.*	9,480	281,840
Comverge, Inc.*	8,157	91,685
CPI International, Inc.*	5,236	69,325
CTS Corp.	16,624	159,923
Daktronics, Inc.	11,424	105,215
DDi Corp.*	11,872	58,054
DTS, Inc.*	7,592	259,722
Echelon Corp.*	11,535	133,345
Electro Rent Corp.	11,243	129,744
Electro Scientific Industries, Inc.*	11,682	126,399
FARO Technologies, Inc.*	6,727	144,227
ICx Technologies, Inc.*	15,759	150,026
Insight Enterprises, Inc.*	16,669	190,360
IPG Photonics Corp.*	10,242	171,451
L-1 Identity Solutions, Inc.*	32,453	243,073
Littelfuse, Inc.*	8,749	281,280
Maxwell Technologies, Inc.*	8,212	146,502
Measurement Specialties, Inc.*	7,040	70,752
Mercury Computer Systems, Inc.*	10,241	112,753
Methode Electronics, Inc.	16,577	143,888
MTS Systems Corp.	6,594	189,512
Multi-Fineline Electronix, Inc.*	4,078	115,693
Newport Corp.*	13,440	123,514
OSI Systems, Inc.*	5,353	146,030
PAR Technology Corp.*	447	2,584
Park Electrochemical Corp.	8,480	234,387
PC Connection, Inc.*	15,640	105,570
PC Mall, Inc.*	1,402	7,318
Plexus Corp.*	16,462	469,167
RadiSys Corp.*	9,626	91,928
Rofin-Sinar Technologies, Inc.*	11,073	261,434
Rogers Corp.*	6,232	188,892
Scansource, Inc.*	10,180	271,806
SMART Modular Technologies (WWH), Inc.*	17,456	109,798

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Spectrum Control, Inc.*	1,893	$17,927
SYNNEX Corp.*	7,972	244,421
Technitrol, Inc.	16,374	71,718
TTM Technologies, Inc.*	16,627	191,709
Universal Display Corp.*	11,893	146,997
X-Rite, Inc.*	22,627	49,327
Zygo Corp.*	7,631	51,357

		8,322,616

Internet Software & Services (1.0%)
Ancestry.com, Inc.*	1,205	16,882
Archipelago Learning, Inc.*	1,228	25,420
Art Technology Group, Inc.*	51,430	231,949
comScore, Inc.*	9,308	163,355
Constant Contact, Inc.*	9,498	151,968
DealerTrack Holdings, Inc.*	15,692	294,853
Dice Holdings, Inc.*	11,800	77,290
Digital River, Inc.*	16,525	446,010
DivX, Inc.*	17,038	96,094
EarthLink, Inc.	42,973	357,106
GSI Commerce, Inc.*	11,904	302,242
Imergent, Inc.	708	4,298
InfoSpace, Inc.*	12,442	106,628
Innodata Isogen, Inc.*	11,584	64,175
Internap Network Services Corp.*	22,075	103,752
Internet Brands, Inc., Class A*	15,987	125,178
Internet Capital Group, Inc.*	18,979	126,210
j2 Global Communications, Inc.*	18,453	375,518
Keynote Systems, Inc.	9,864	107,616
Knot, Inc.*	11,615	116,963
Limelight Networks, Inc.*	31,563	124,043
Liquidity Services, Inc.*	7,546	75,988
LivePerson, Inc.*	15,798	110,112
LogMeIn, Inc.*	3,427	68,369
LoopNet, Inc.*	8,722	86,697
Marchex, Inc., Class B	22,573	114,671
MercadoLibre, Inc.*	11,117	576,639
ModusLink Global Solutions, Inc.*	20,649	194,307
Move, Inc.*	49,038	81,403
NIC, Inc.	20,641	188,659
OpenTable, Inc.*	3,999	101,814
Openwave Systems, Inc.*	34,081	77,705
Perficient, Inc.*	12,005	101,202
Rackspace Hosting, Inc.*	27,448	572,291
RealNetworks, Inc.*	30,656	113,734
Saba Software, Inc.*	13,973	57,848
SAVVIS, Inc.*	13,735	192,977
support.com, Inc.*	25,776	68,049
Switch & Data Facilities Co., Inc.*	9,155	185,022
TechTarget, Inc.*	10,881	61,260
Terremark Worldwide, Inc.*	23,207	158,736
Travelzoo, Inc.*	3,920	48,177
United Online, Inc.	32,241	231,813
ValueClick, Inc.*	36,622	370,615
Vocus, Inc.*	6,448	116,064
Web.com Group, Inc.*	11,529	75,284
Zix Corp.*	33,814	57,822

		7,504,808

IT Services (1.1%)
Acxiom Corp.*	27,723	372,043

	Number of Shares	Value (Note 1)

CACI International, Inc., Class A*	12,296	$600,660
Cass Information Systems, Inc.	4,993	151,787
China Information Security Technology, Inc.*	11,501	70,846
CIBER, Inc.*	24,227	83,583
Computer Task Group, Inc.*	7,509	60,147
CSG Systems International, Inc.*	15,134	288,908
Cybersource Corp.*	28,876	580,696
Dynamics Research Corp.*	4,277	45,379
Echo Global Logistics, Inc.*	537	6,815
eLoyalty Corp.*	5,903	40,554
Euronet Worldwide, Inc.*	20,219	443,807
ExlService Holdings, Inc.*	7,078	128,537
Forrester Research, Inc.*	6,563	170,310
Gartner, Inc.*	24,355	439,364
Global Cash Access Holdings, Inc.*	16,641	124,641
Hackett Group, Inc.*	21,758	60,487
Heartland Payment Systems, Inc.	13,299	174,616
iGATE Corp.	10,657	106,570
infoGROUP, Inc.*	15,764	126,427
Information Services Group, Inc.*	2,689	8,524
Integral Systems, Inc.*	8,434	73,039
Lionbridge Technologies, Inc.*	25,934	59,648
ManTech International Corp., Class A*	9,181	443,259
MAXIMUS, Inc.	7,373	368,650
MoneyGram International, Inc.*	28,959	83,402
NCI, Inc., Class A*	4,868	134,600
Ness Technologies, Inc.*	13,293	65,136
Online Resources Corp.*	13,170	69,274
RightNow Technologies, Inc.*	8,227	142,903
Sapient Corp.*	34,133	282,280
SRA International, Inc., Class A*	17,609	336,332
StarTek, Inc.*	1,728	12,925
Syntel, Inc.	5,355	203,651
TeleTech Holdings, Inc.*	12,777	255,923
Tier Technologies, Inc., Class B*	7,260	58,080
TNS, Inc.*	10,428	267,895
Unisys Corp.*	17,872	689,144
VeriFone Holdings, Inc.*	30,265	495,741
Virtusa Corp.*	8,357	75,714
Wright Express Corp.*	15,701	500,234

		8,702,531

Semiconductors & Semiconductor Equipment (1.9%)
Actel Corp.*	10,310	122,483
Advanced Analogic Technologies, Inc.*	31,801	125,296
Advanced Energy Industries, Inc.*	12,490	188,349
Amkor Technology, Inc.*	45,169	323,410
ANADIGICS, Inc.*	29,232	123,359
Applied Micro Circuits Corp.*	26,328	196,670
Atheros Communications, Inc.*	27,666	947,284
ATMI, Inc.*	13,919	259,172
Brooks Automation, Inc.*	27,890	239,296
Cabot Microelectronics Corp.*	9,952	328,018
Cavium Networks, Inc.*	13,971	332,929
CEVA, Inc.*	8,926	114,788
Cirrus Logic, Inc.*	24,495	167,056

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Cohu, Inc.	9,593	$133,822
Cymer, Inc.*	12,328	473,149
Diodes, Inc.*	13,462	275,298
DSP Group, Inc.*	9,094	51,199
Entegris, Inc.*	53,260	281,213
Entropic Communications, Inc.*	26,754	82,135
Exar Corp.*	21,414	152,254
FEI Co.*	15,600	364,416
FormFactor, Inc.*	20,808	452,782
GSI Technology, Inc.*	13,517	60,556
Hittite Microwave Corp.*	9,028	367,891
IXYS Corp.*	18,570	137,789
Kopin Corp.*	26,191	109,478
Kulicke & Soffa Industries, Inc.*	31,184	168,082
Lattice Semiconductor Corp.*	42,621	115,077
MEMSIC, Inc.*	14,506	47,580
Micrel, Inc.	15,057	123,467
Microsemi Corp.*	33,436	593,489
Microtune, Inc.*	52,189	117,947
MIPS Technologies, Inc.*	19,273	84,223
MKS Instruments, Inc.*	19,011	330,981
Monolithic Power Systems, Inc.*	13,721	328,892
Netlogic Microsystems, Inc.*	7,969	368,646
NVE Corp.*	3,180	131,366
OmniVision Technologies, Inc.*	20,591	299,187
Pericom Semiconductor Corp.*	15,221	175,498
Photronics, Inc.*	20,537	91,390
PLX Technology, Inc.*	18,088	58,424
Power Integrations, Inc.	10,309	374,835
RF Micro Devices, Inc.*	109,863	524,047
Rubicon Technology, Inc.*	6,176	125,435
Rudolph Technologies, Inc.*	14,687	98,697
Semtech Corp.*	26,532	451,309
Sigma Designs, Inc.*	13,172	140,940
Silicon Image, Inc.*	27,401	70,695
Silicon Storage Technology, Inc.*	31,653	81,032
Skyworks Solutions, Inc.*	70,759	1,004,070
Standard Microsystems Corp.*	9,687	201,296
Supertex, Inc.*	3,684	109,783
Techwell, Inc.*	6,760	89,232
Tessera Technologies, Inc.*	20,749	482,829
Trident Microsystems, Inc.*	39,617	73,688
TriQuint Semiconductor, Inc.*	60,318	361,908
Ultratech, Inc.*	8,774	130,382
Veeco Instruments, Inc.*	14,671	484,730
Virage Logic Corp.*	9,212	50,666
Volterra Semiconductor Corp.*	8,106	154,987
White Electronic Designs Corp.*	2,941	13,734
Zoran Corp.*	22,530	248,956

		14,717,592

Software (2.4%)
ACI Worldwide, Inc.*	14,900	255,535
Actuate Corp.*	29,514	126,320
Advent Software, Inc.*	6,620	269,633
American Software, Inc., Class A	9,764	58,584
ArcSight, Inc.*	7,551	193,155
Ariba, Inc.*	36,228	453,575
AsiaInfo Holdings, Inc.*	12,825	390,778
Blackbaud, Inc.	18,436	435,643
Blackboard, Inc.*	13,488	612,220
Bottomline Technologies, Inc.*	8,949	157,234

	Number of Shares	Value (Note 1)

Callidus Software, Inc.*	3,653	$11,032
China TransInfo Technology Corp.*	3,700	30,229
Chordiant Software, Inc.*	5,257	14,457
CommVault Systems, Inc.*	16,966	401,924
Concur Technologies, Inc.*	16,422	702,040
Deltek, Inc.*	3,143	24,452
DemandTec, Inc.*	8,914	78,176
Double-Take Software, Inc.*	11,190	111,788
Ebix, Inc.*	2,815	137,456
Epicor Software Corp.*	18,642	142,052
EPIQ Systems, Inc.*	11,532	161,333
ePlus, Inc.*	3,544	58,511
Fair Isaac Corp.	20,510	437,068
FalconStor Software, Inc.*	16,492	66,957
Fortinet, Inc.*	2,270	39,884
GSE Systems, Inc.*	13,041	71,465
i2 Technologies, Inc.*	6,735	128,773
Informatica Corp.*	36,904	954,337
Interactive Intelligence, Inc.*	5,604	103,338
Jack Henry & Associates, Inc.	34,553	798,865
JDA Software Group, Inc.*	11,336	288,728
Kenexa Corp.*	10,519	137,273
Lawson Software, Inc.*	58,627	389,870
Manhattan Associates, Inc.*	9,185	220,716
Mentor Graphics Corp.*	36,321	320,714
MicroStrategy, Inc., Class A*	3,871	363,951
Monotype Imaging Holdings, Inc.*	11,325	102,265
Net 1 UEPS Technologies, Inc.*	12,549	243,702
NetScout Systems, Inc.*	10,796	158,053
NetSuite, Inc.*	10,404	166,256
Opnet Technologies, Inc.	7,767	94,680
Parametric Technology Corp.*	49,124	802,686
Pegasystems, Inc.	5,349	181,866
Pervasive Software, Inc.*	1,533	7,389
Phoenix Technologies Ltd.*	6,452	17,743
Progress Software Corp.*	16,858	492,422
PROS Holdings, Inc.*	9,403	97,321
QAD, Inc.	9,676	59,120
Quest Software, Inc.*	25,304	465,594
Radiant Systems, Inc.*	12,335	128,284
Renaissance Learning, Inc.	6,935	78,782
Rosetta Stone, Inc.*	5,605	100,610
S1 Corp.*	22,117	144,203
Smith Micro Software, Inc.*	14,031	128,243
SolarWinds, Inc.*	3,191	73,425
Solera Holdings, Inc.#	30,214	1,088,006
SonicWALL, Inc.*	21,526	163,813
Sourcefire, Inc.*	9,215	246,501
SRS Labs, Inc.*	6,764	49,580
SuccessFactors, Inc.*	18,204	301,822
Symyx Technologies, Inc.*	25,404	139,722
Synchronoss Technologies, Inc.*	7,352	116,235
Take-Two Interactive Software, Inc.*	35,686	358,644
Taleo Corp., Class A*	14,511	341,299
TeleCommunication Systems, Inc., Class A*	17,359	168,035
THQ, Inc.*	28,018	141,211
TIBCO Software, Inc.*	74,690	719,265
TiVo, Inc.*	44,820	456,268

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Tyler Technologies, Inc.*	13,383	$266,455
Ultimate Software Group, Inc.*	9,880	290,176
Unica Corp.*	8,308	64,387
VASCO Data Security International, Inc.*	11,884	74,513
Websense, Inc.*	17,924	312,953

		17,989,595

Total Information Technology		73,183,554

Materials (2.5%)
Chemicals (1.1%)
A. Schulman, Inc.	9,301	187,694
American Vanguard Corp.	5,434	45,102
Ampal American Israel, Class A*	17,400	46,980
Arch Chemicals, Inc.	10,065	310,807
Balchem Corp.	7,413	248,410
Calgon Carbon Corp.*	22,239	309,122
China Green Agriculture, Inc.*	3,030	44,541
Ferro Corp.	35,951	296,236
H.B. Fuller Co.	20,200	459,550
Hawkins, Inc.	3,824	83,478
ICO, Inc.	11,995	87,683
Innophos Holdings, Inc.	7,256	166,815
Innospec, Inc.	14,559	146,900
Koppers Holdings, Inc.	8,116	247,051
Landec Corp.*	14,211	88,677
LSB Industries, Inc.*	7,179	101,224
Minerals Technologies, Inc.	7,774	423,450
NewMarket Corp.	4,398	504,758
NL Industries, Inc.	11,536	80,060
Olin Corp.	33,207	581,787
OM Group, Inc.*	13,273	416,639
Omnova Solutions, Inc.*	17,368	106,466
PolyOne Corp.*	35,767	267,180
Quaker Chemical Corp.	5,949	122,787
Rockwood Holdings, Inc.*	20,589	485,077
Sensient Technologies Corp.	20,068	527,788
ShengdaTech, Inc.*	19,127	117,249
Solutia, Inc.*	49,258	625,577
Spartech Corp.	11,806	121,130
Stepan Co.	2,947	190,995
STR Holdings, Inc.*	2,193	34,452
W.R. Grace & Co.*	29,874	757,306
Westlake Chemical Corp.	8,466	211,057
Zep, Inc.	9,635	166,878
Zoltek Cos., Inc.*	16,079	152,751

		8,763,657

Construction Materials (0.1%)
Headwaters, Inc.*	25,253	164,650
Texas Industries, Inc.	9,174	320,998
United States Lime & Minerals, Inc.*	1,503	51,899

		537,547

Containers & Packaging (0.3%)
AEP Industries, Inc.*	2,683	102,705
Boise, Inc.*	19,480	103,439
Bway Holding Co.*	5,025	96,580
Graphic Packaging Holding Co.*	51,057	177,168
Myers Industries, Inc.	14,936	135,918
Rock-Tenn Co., Class A	16,300	821,683

	Number of Shares	Value (Note 1)

Silgan Holdings, Inc.	10,996	$636,448

		2,073,941

Metals & Mining (0.6%)
A.M. Castle & Co.	8,225	112,600
Allied Nevada Gold Corp.*	21,274	320,812
AMCOL International Corp.	9,908	281,585
Brush Engineered Materials, Inc.*	7,680	142,387
Century Aluminum Co.*	24,524	397,044
China Precision Steel, Inc.*	4,054	8,311
Coeur d’Alene Mines Corp.*	31,946	576,945
General Moly, Inc.*	29,007	60,335
General Steel Holdings, Inc.*	18,432	81,285
Haynes International, Inc.	5,262	173,488
Hecla Mining Co.*	97,957	605,374
Horsehead Holding Corp.*	17,257	220,027
Kaiser Aluminum Corp.	6,525	271,570
Olympic Steel, Inc.	5,416	176,453
Paramount Gold and Silver Corp.*	12,644	18,334
RTI International Metals, Inc.*	12,829	322,906
Stillwater Mining Co.*	17,556	166,431
Sutor Technology Group Ltd.*	744	1,979
Universal Stainless & Alloy Products, Inc.*	4,174	78,722
US Gold Corp.*	33,152	82,217
Worthington Industries, Inc.	26,014	340,003

		4,438,808

Paper & Forest Products (0.4%)
Buckeye Technologies, Inc.*	14,765	144,106
Clearwater Paper Corp.*	4,718	259,349
Deltic Timber Corp.	4,637	214,137
Domtar Corp.*	17,985	996,549
Glatfelter	20,236	245,868
KapStone Paper and Packaging Corp.*	11,599	114,250
Louisiana-Pacific Corp.*	48,834	340,861
Neenah Paper, Inc.	7,554	105,378
Schweitzer-Mauduit International, Inc.	6,804	478,661
Wausau Paper Corp.	17,789	206,352

		3,105,511

Total Materials		18,919,464

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.4%)
AboveNet, Inc.*	5,177	336,712
Alaska Communications Systems Group, Inc.	19,134	152,689
Atlantic Tele-Network, Inc.	3,544	194,955
Cbeyond, Inc.*	7,949	125,197
Cincinnati Bell, Inc.*	90,006	310,521
Cogent Communications Group, Inc.*	19,072	188,050
Consolidated Communications Holdings, Inc.	8,117	142,047
General Communication, Inc., Class A*	25,809	164,661
Global Crossing Ltd.*	11,010	156,893
HickoryTech Corp.	6,414	56,636
inContact, Inc.*	26,149	76,617

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Iowa Telecommunications Services, Inc.	14,523	$243,405
Neutral Tandem, Inc.*	14,222	323,551
PAETEC Holding Corp.*	46,070	191,190
Premiere Global Services, Inc.*	24,896	205,392
SureWest Communications*	5,647	56,244

		2,924,760

Wireless Telecommunication Services (0.1%)
NTELOS Holdings Corp.	12,001	213,858
Shenandoah Telecommunications Co.	9,313	189,520
Syniverse Holdings, Inc.*	28,529	498,687
USA Mobility, Inc.	14,045	154,635

		1,056,700

Total Telecommunication Services		3,981,460

Utilities (1.7%)
Electric Utilities (0.6%)
Allete, Inc.	12,361	403,957
Central Vermont Public Service Corp.	8,158	169,686
Cleco Corp.	25,768	704,239
El Paso Electric Co.*	19,064	386,618
Empire District Electric Co.	13,426	251,469
IDACORP, Inc.	19,555	624,782
MGE Energy, Inc.	9,976	356,542
PNM Resources, Inc.	38,043	481,244
Portland General Electric Co.	32,053	654,202
UIL Holdings Corp.	11,894	333,984
UniSource Energy Corp.	14,841	477,732
Unitil Corp.	4,473	102,790

		4,947,245

Gas Utilities (0.7%)
Chesapeake Utilities Corp.	4,704	150,763
Laclede Group, Inc.	9,226	311,562
New Jersey Resources Corp.	17,303	647,132
Nicor, Inc.	19,196	808,152
Northwest Natural Gas Co.	11,013	496,026
Piedmont Natural Gas Co., Inc.#	30,649	819,861
South Jersey Industries, Inc.	12,374	472,439
Southwest Gas Corp.	19,302	550,686
WGL Holdings, Inc.	20,647	692,500

		4,949,121

Independent Power Producers & Energy Traders (0.0%)
U.S. Geothermal, Inc.*	43,788	66,996

Multi-Utilities (0.2%)
Avista Corp.	22,370	482,968
Black Hills Corp.	14,505	386,268
CH Energy Group, Inc.	6,791	288,754
NorthWestern Corp.	14,590	379,632

		1,537,622

Water Utilities (0.2%)
American States Water Co.	8,006	283,493
Artesian Resources Corp., Class A	4,013	73,478
Cadiz, Inc.*	9,568	114,529

	Number of Shares	Value (Note 1)

California Water Service Group	8,133	$299,457
Connecticut Water Service, Inc.	3,687	91,327
Consolidated Water Co., Ltd.	9,839	140,599
Middlesex Water Co.	7,402	130,497
Pennichuck Corp.	2,334	49,317
SJW Corp.	5,949	134,269
Southwest Water Co.	12,308	72,494
York Water Co.	5,776	83,810

		1,473,270

Total Utilities		12,974,254

Total Common Stocks (52.9%) (Cost $380,265,515)		400,210,526

INVESTMENT COMPANY:
Investment Company (0.0%)
Kayne Anderson Energy Development Co. (Cost $40,491)	3,012	43,825

	Number of Rights	Value (Note 1)
RIGHTS:
Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
Flagstar Bancorp, Inc., expiring 1/25/10*	171,220	—

Total Financials		—

Industrials (0.0%)
Building Products (0.0%)
Builders FirstSource, Inc., expiring 1/14/10*	21,428	5,243

Total Industrials		5,243

Total Rights (0.0%) (Cost $—)		5,243

	Number of Warrants	Value (Note 1)
WARRANT:
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
Krispy Kreme Doughnuts, Inc., expiring 3/2/12* (Cost $9)	159	10

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investment (44.3%)
BlackRock Liquidity Funds TempFund 0.11%‡	$334,787,282	334,787,282

Time Deposit (0.2%)
JPMorgan Chase Nassau 0.000%, 1/4/10	1,373,642	1,373,642

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Total Short-Term Investments (44.5%) (Amortized Cost $336,160,924)		$336,160,924

Total Investments (97.4%) (Cost/Amortized Cost $716,466,939)		736,420,528
Other Assets Less Liabilities (2.6%)		19,806,946

Net Assets (100%)		$756,227,474

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $738,563.

Investments in companies which were affiliates for the period ended December 31, 2009, were as follows:

Security	Market Value August 28, 2009*	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$—	$335,671,548	$884,266	$334,787,282	$8,865	$—

* The Portfolio commenced operations on August 28, 2009.

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	5,703	March-10	$339,915,664	$355,810,170	$15,894,506

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$55,305,132	$—	$—	$55,305,132
Consumer Staples	13,855,331	—	—	13,855,331
Energy	20,708,329	—	—	20,708,329
Financials	80,708,907	—	—	80,708,907
Health Care	57,336,680	—	—	57,336,680
Industrials	63,237,415	—	—	63,237,415
Information Technology	73,183,554	—	—	73,183,554
Materials	18,919,464	—	—	18,919,464
Telecommunication Services	3,981,460	—	—	3,981,460
Utilities	12,974,254	—	—	12,974,254

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Futures	$15,894,506	$—	$—	$15,894,506
Investment Companies
Investment Companies	43,825	—	—	43,825
Rights
Financials	—	—	—	—
Industrials	5,243	—	—	5,243
Short-Term Investments	—	336,160,924	—	336,160,924
Warrants
Consumer Discretionary	10	—	—	10

Total Assets	$416,154,110	$336,160,924	$—	$752,315,034

Total Liabilities	$—	$—	$—	$—

Total	$416,154,110	$336,160,924	$—	$752,315,034

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	15,894,506	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$15,894,506

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	11,265,298	—	—	11,265,298
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$11,265,298	$—	$—	$11,265,298

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	15,894,506	—	—	15,894,506
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$15,894,506	$—	$—	$15,894,506

The Portfolio held futures contracts with an average notional balance of approximately $197,618,000 during the period December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the period ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$94,409,769
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$211,374,641

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$31,498,609
Aggregate gross unrealized depreciation	(16,794,473)

Net unrealized appreciation	$14,704,136

Federal income tax cost of investments	$721,716,392

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $334,787,282)	$334,787,282
Unaffiliated Issuers (Cost $381,679,657)	401,633,246
Cash	72,632
Cash held as collateral at broker	23,478,000
Dividends, interest and other receivables	491,157
Receivable from Separate Accounts for Trust shares sold	158,028
Receivable from investment sub-advisor	5,613
Receivable for securities sold	22

Total assets	760,625,980

LIABILITIES
Variation margin payable on futures contracts	3,878,022
Investment management fees payable	281,639
Administrative fees payable	102,798
Payable to Separate Accounts for Trust shares redeemed	68,716
Trustees’ fees payable	301
Accrued expenses	67,030

Total liabilities	4,398,506

NET ASSETS	$756,227,474

Net assets were comprised of:
Paid in capital	$711,723,980
Accumulated undistributed net investment income (loss)	119,214
Accumulated undistributed net realized gains (losses) on investments and futures	8,536,185
Net unrealized appreciation (depreciation) on investments and futures	35,848,095

Net assets	$756,227,474

Class IA
Net asset value, offering and redemption price per share, $756,227,474 / 71,908,185 shares outstanding (unlimited amount authorized: $0.01 par value)	$10 .52

*	The Portfolio commenced operations on August 28, 2009.

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2009*

INVESTMENT INCOME
Dividends	$2,175,633
Interest (All interest income received from affiliates)	8,865

Total income	2,184,498

EXPENSES
Investment management fees	849,958
Administrative fees	317,360
Printing and mailing expenses	42,718
Professional fees	41,984
Custodian fees	6,739
Trustees’ fees	348
Miscellaneous	1,175

Gross expenses	1,260,282
Less: Reimbursement from sub-advisor	(5,613)

Net expenses	1,254,669

NET INVESTMENT INCOME (LOSS)	929,829

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(2,729,113)
Futures	11,265,298

Net realized gain (loss)	8,536,185

Change in unrealized appreciation (depreciation) on:
Securities	19,953,589
Futures	15,894,506

Net change in unrealized appreciation (depreciation)	35,848,095

NET REALIZED AND UNREALIZED GAIN (LOSS)	44,384,280

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$45,314,109

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

STATEMENT OF CHANGES IN NET ASSETS

August 28, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$929,829
Net realized gain (loss) on investments and futures	8,536,185
Net change in unrealized appreciation (depreciation) on investments and futures	35,848,095

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	45,314,109

DIVIDENDS:
Dividends from net investment income
Class IA	(810,615)

TOTAL DIVIDENDS	(810,615)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 73,560,572 shares ]	728,103,559
Capital shares issued in reinvestment of dividends [ 79,669 shares ]	810,615
Capital shares repurchased [ (1,742,056) shares ]	(17,290,194)

Total Class IA transactions	711,623,980

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	711,623,980

TOTAL INCREASE (DECREASE) IN NET ASSETS	756,127,474
NET ASSETS:
Beginning of period	100,000

End of period (a)	$756,227,474

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$119,214

* The Portfolio commenced operations on August 28, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER 2000 PORTFOLIO-II

FINANCIAL HIGHLIGHTS

Class IA	August 28, 2009* to December 31, 2009
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)
Net realized and unrealized gain (loss) on investments	0.51

Total from investment operations	0.53

Less distributions:
Dividends from net investment income	(0.01)

Net asset value, end of period	$10.52

Total return (b)	5.32%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$756,227
Ratio of expenses to average net assets:
After reimbursements (a)	0.65%
Before reimbursements (a)	0.66%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.50%
Before reimbursements (a)	0.50%
Portfolio turnover rate	29%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Life Insurance Company

➢	BlackRock Investment Management LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/09
Since Incept.**
Portfolio – IA Shares	24.27%
Portfolio – IB Shares*	24.08
MSCI EAFE Index	22.20

*   Date of inception 10/29/09. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/27/09

    Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 24.27% for the period May 27, 2009 through December 31, 2009. The Portfolio’s benchmark, the MSCI EAFE Index, returned 22.20% over the same period.

Investment Objective

The Portfolio seeks a total return that is comparable to that of the Morgan Stanley Capital International (“MSCI”) EAFE Index or a combination of the ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index®, FTSE 100 Index and the Tokyo Stock Price Index (collectively, the “Indices”) by investing in a combination of long and short positions based on securities included in the MSCI EAFE or the Indices.

The Investment Strategy

The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of foreign companies and tactically manages volatility using a futures and options strategy that manages the Portfolio’s equity exposure.

Portfolio Highlights

For the period ended December 31, 2009

The global economic recovery broadened in late 2009 as evidence emerged that the U.S. and the euro area had returned to positive growth, and much of Asia — including China, India, Singapore, South Korea and Taiwan — posted double-digit gains in the third quarter. A resurgence of domestic demand in these countries has added momentum to the economic recoveries of other nations, such as Japan and Australia, by boosting their exports. Global trade flows and consumer and business confidence have also rebounded. Value finished the year significantly ahead of growth. Style leadership shifted abruptly and repeatedly during 2009. Growth led in the market slump of January and February followed by value leadership during the sharp market rebound from March through August with growth leading again during the last few months of more moderate market gains.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	18.1%
Industrials	7.9
Materials	6.9
Consumer Staples	6.9
Consumer Discretionary	6.6
Energy	5.9
Health Care	5.6
Utilities	4.4
Telecommunication Services	4.0
Information Technology	3.5
Cash and Other	30.2

100.0%

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while Class IB commenced operations on October 29, 2009, Class IA and the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/09	Expenses Paid During Period* Ended 12/31/09
Class IA
Actual	$1,000.00	$1,219.50	$3.92
Hypothetical (5% average return before expenses)	1,000.00	1,021.68	3.57
Class IB†
Actual	1,000.00	1,014.00	1.62
Hypothetical (5% average return before expenses)	1,000.00	1,020.52	4.74

†Class IB commenced operations on October 29, 2009.

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.93% respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period for the hypothetical example and Class IA), and multiplied by 63/365 (to reflect the actual days in the period for Class IB.)

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (5.8%)
AGL Energy Ltd.	1,804	$22,693
Alumina Ltd.*	10,561	17,342
Amcor Ltd.	5,180	28,858
AMP Ltd.	8,343	50,247
Aristocrat Leisure Ltd.	2,015	7,192
Arrow Energy Ltd.*	1,794	6,641
Asciano Group*	11,880	19,180
ASX Ltd.	743	23,141
Australia & New Zealand Banking Group Ltd.	9,891	201,240
Bendigo and Adelaide Bank Ltd.	1,142	10,012
BHP Billiton Ltd.	13,014	498,355
Billabong International Ltd.	593	5,765
BlueScope Steel Ltd.	7,735	21,344
Boral Ltd.	1,930	10,199
Brambles Ltd.	5,818	35,244
Caltex Australia Ltd.*	769	6,381
CFS Retail Property Trust (REIT)	5,474	9,271
Coca-Cola Amatil Ltd.	2,404	24,773
Cochlear Ltd.	258	15,931
Commonwealth Bank of Australia	5,889	287,160
Computershare Ltd.	1,500	15,295
Crown Ltd.	1,667	11,935
CSL Ltd.	2,403	69,908
CSR Ltd.	6,771	10,891
Dexus Property Group (REIT)	16,047	12,117
Energy Resources of Australia Ltd.	174	3,721
Fairfax Media Ltd.	7,000	10,797
Fortescue Metals Group Ltd.*	4,394	17,305
Foster’s Group Ltd.	8,002	39,377
Goodman Fielder Ltd.	3,615	5,262
Goodman Group (REIT)	20,132	11,330
GPT Group (REIT)	30,169	16,202
Harvey Norman Holdings Ltd.	1,567	5,884
Incitec Pivot Ltd.	6,856	21,727
Insurance Australia Group Ltd.	8,906	31,900
Leighton Holdings Ltd.	526	17,773
Lend Lease Corp., Ltd.	1,933	17,614
Macquarie Group Ltd.	1,254	53,688
Macquarie Infrastructure Group	7,383	8,798
MAp Group	3,645	9,842
Metcash Ltd.	3,597	14,397
Mirvac Group (REIT)	11,716	16,299
National Australia Bank Ltd.	8,076	196,515
Newcrest Mining Ltd.	1,946	60,989
Nufarm Ltd.	491	4,797
OneSteel Ltd.	4,557	13,557
Orica Ltd.	1,502	34,814
Origin Energy Ltd.	3,574	53,656
OZ Minerals Ltd.*	13,774	14,403
Paladin Energy Ltd.*	2,053	7,619
Qantas Airways Ltd.	5,429	14,429
QBE Insurance Group Ltd.	4,080	93,124
Rio Tinto Ltd.	1,665	110,166
Santos Ltd.	3,419	43,052
Sims Metal Management Ltd.	717	14,035
Sonic Healthcare Ltd.	1,253	17,257
SP AusNet	4,244	3,476
Stockland Corp., Ltd. (REIT)	9,815	34,492
Suncorp-Metway Ltd.	5,248	40,523

	Number of Shares	Value (Note 1)

TABCORP Holdings Ltd.	2,741	$16,997
Tatts Group Ltd.	3,597	7,847
Telstra Corp., Ltd.	16,971	52,009
Toll Holdings Ltd.	2,866	22,334
Transurban Group	4,910	24,323
Wesfarmers Ltd.	3,828	106,429
Wesfarmers Ltd. (PPS)	506	14,068
Westfield Group (REIT)	8,301	92,575
Westpac Banking Corp.	11,576	260,567
Woodside Petroleum Ltd.	1,996	83,891
Woolworths Ltd.	4,893	122,561
WorleyParsons Ltd.	639	16,553

		3,300,089

Austria (0.2%)
Erste Group Bank AG	689	25,539
Immoeast AG*	1,626	8,914
OMV AG	584	25,574
Raiffeisen International Bank Holding AG	246	13,924
Telekom Austria AG	1,101	15,720
Verbund - Oesterreichische Elektrizitaetswirtschafts AG, Class A	244	10,345
Vienna Insurance Group	105	5,392
Voestalpine AG	515	18,779

		124,187

Belgium (0.7%)
Anheuser-Busch InBev N.V.	2,811	145,228
Belgacom S.A.	657	23,698
Cie Nationale a Portefeuille	83	4,426
Colruyt S.A.	49	11,814
Delhaize Group S.A.	423	32,399
Dexia S.A.*	2,316	14,569
Fortis*	8,748	32,410
Groupe Bruxelles Lambert S.A.	340	31,997
KBC Groep N.V.*	590	25,551
Mobistar S.A.	151	10,326
Solvay S.A.	224	24,149
UCB S.A.	338	14,154
Umicore	506	16,850

		387,571

Bermuda (0.0%)
Seadrill Ltd.	1,088	27,559

China (0.0%)
Foxconn International Holdings Ltd.*	8,294	9,548

Cyprus (0.0%)
Bank of Cyprus PCL	2,483	17,308

Denmark (0.6%)
A. P. Moller - Maersk A/S, Class A	2	13,482
A. P. Moller - Maersk A/S, Class B	5	34,964
Carlsberg A/S, Class B	400	29,519
Coloplast A/S, Class B	100	9,088
Danske Bank A/S*	1,900	43,261
DSV A/S*	942	16,900
H. Lundbeck A/S	200	3,640
Novo Nordisk A/S, Class B	1,700	108,771
Novozymes A/S, Class B	150	15,553

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Topdanmark A/S*	75	$10,155
TrygVesta A/S	63	4,159
Vestas Wind Systems A/S*	850	52,009
William Demant Holding A/S*	50	3,768

		345,269

Finland (0.8%)
Elisa Oyj	550	12,565
Fortum Oyj	1,800	48,764
Kesko Oyj, Class B	200	6,597
Kone Oyj, Class B	520	22,225
Metso Oyj	600	21,095
Neste Oil Oyj	450	7,981
Nokia Oyj	14,350	184,223
Nokian Renkaat Oyj	500	12,132
Orion Oyj, Class B	234	5,039
Outokumpu Oyj	600	11,282
Pohjola Bank plc	537	5,811
Rautaruukki Oyj	400	9,184
Sampo Oyj, Class A	1,800	43,685
Sanoma Oyj	200	4,488
Stora Enso Oyj, Class R*	1,900	13,318
UPM-Kymmene Oyj	2,200	26,164
Wartsila Oyj	400	15,990

		450,543

France (7.3%)
Accor S.A.	546	29,661
Aeroports de Paris S.A.	86	6,918
Air France-KLM*	525	8,186
Air Liquide S.A.	996	117,571
Alcatel-Lucent*	9,590	32,118
Alstom S.A.	820	56,972
Atos Origin S.A.*	220	10,017
AXA S.A.	6,736	159,308
BioMerieux	34	3,955
BNP Paribas S.A.	3,666	289,297
Bouygues S.A.	917	47,823
Bureau Veritas S.A.	145	7,511
Cap Gemini S.A.	623	28,219
Carrefour S.A.	2,521	121,208
Casino Guichard Perrachon S.A.	188	16,849
Christian Dior S.A.	225	23,126
Cie de Saint-Gobain S.A.	1,512	81,161
Cie Generale de Geophysique-Veritas*	468	9,982
Cie Generale d’Optique Essilor International S.A.	823	48,996
CNP Assurances S.A.	121	11,715
Compagnie Generale des Etablissements Michelin, Class B	603	46,253
Credit Agricole S.A.	3,742	65,237
Danone S.A.	2,182	132,882
Dassault Systemes S.A.	210	11,953
EDF S.A.	883	52,543
Eiffage S.A.	118	6,667
Eramet S.A.	14	4,360
Eurazeo S.A.	80	5,583
Eutelsat Communications S.A.	312	10,010
Fonciere Des Regions (REIT)	71	7,261
France Telecom S.A.	7,320	182,761
GDF Suez S.A.	4,899	212,537

	Number of Shares	Value (Note 1)

Gecina S.A. (REIT)	55	$5,953
Hermes International S.A.	188	25,007
ICADE (REIT)	54	5,136
Iliad S.A.	44	5,242
Imerys S.A.	92	5,472
Ipsen S.A.	58	3,222
J.C. Decaux S.A.*	173	4,194
Klepierre S.A. (REIT)	300	12,204
Lafarge S.A.	807	66,365
Lagardere S.C.A.	520	20,982
Legrand S.A.	325	9,062
L’Oreal S.A.	954	105,918
LVMH Moet Hennessy Louis Vuitton S.A.	976	109,587
M6-Metropole Television	159	4,068
Natixis S.A.*	3,065	15,258
Neopost S.A.	151	12,476
PagesJaunes Groupe S.A.	277	3,084
Pernod-Ricard S.A.	743	63,776
Peugeot S.A.*	654	21,909
PPR S.A.	296	35,469
Publicis Groupe S.A.	518	21,014
Renault S.A.*	760	38,700
Safran S.A.	614	11,945
Sanofi-Aventis S.A.	4,131	323,815
Schneider Electric S.A.	940	108,901
SCOR SE	624	15,586
Societe BIC S.A.	70	4,845
Societe Des Autoroutes Paris-Rhin-Rhone*	57	4,366
Societe Generale S.A.	2,482	171,736
Societe Television Francaise 1 S.A.	342	6,316
Sodexo S.A.	409	23,360
Suez Environnement Co. S.A.	1,049	24,234
Technip S.A.	432	30,272
Thales S.A.	301	15,425
Total S.A.	8,216	526,494
Unibail-Rodamco S.A. (REIT)	355	78,149
Vallourec S.A.	233	42,379
Veolia Environnement	1,611	52,973
Vinci S.A.	1,751	98,074
Vivendi S.A.	4,852	143,239

		4,124,847

Germany (5.6%)
Adidas AG	797	43,031
Allianz SE (Registered)	1,789	222,682
BASF SE	3,541	219,636
Bayer AG	3,252	259,917
Bayerische Motoren Werke (BMW) AG (Preference)	140	4,605
Bayerische Motoren Werke (BMW) AG	1,340	60,919
Beiersdorf AG	380	24,974
Celesio AG	251	6,377
Commerzbank AG*	2,985	25,027
Daimler AG	3,556	189,986
Deutsche Bank AG (Registered)	2,281	160,771
Deutsche Boerse AG	787	65,432
Deutsche Lufthansa AG (Registered)	1,072	17,997
Deutsche Post AG (Registered)	3,420	65,805

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Deutsche Postbank AG*	292	$9,541
Deutsche Telekom AG (Registered)	11,206	165,502
E.ON AG	7,407	309,225
Fraport AG	97	5,045
Fresenius Medical Care AG & Co. KGaA	790	41,829
Fresenius SE	73	4,544
Fresenius SE (Preference)	281	20,082
GEA Group AG	709	15,785
Hannover Rueckversicherung AG (Registered)*	190	8,919
HeidelbergCement AG	548	37,695
Henkel AG & Co. KGaA	454	20,275
Henkel AG & Co. KGaA (Preference)	649	33,789
Hochtief AG	156	11,921
Infineon Technologies AG*	4,538	25,052
K+S AG	705	40,526
Linde AG	611	73,543
MAN SE	442	34,424
Merck KGaA	226	21,124
Metro AG	442	26,941
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	788	122,839
Porsche Automobil Holding SE (Preference)	315	19,785
Puma AG Rudolf Dassler Sport	13	4,306
RWE AG	1,656	160,926
RWE AG (Non-Voting) (Preference)	125	11,153
Salzgitter AG	175	17,106
SAP AG	3,394	160,075
Siemens AG (Registered)	3,180	291,679
Solarworld AG	251	5,500
Suedzucker AG	151	3,135
ThyssenKrupp AG	1,366	51,446
TUI AG*	540	4,505
United Internet AG*	361	4,774
Volkswagen AG	158	17,478
Volkswagen AG (Preference)	392	36,848
Wacker Chemie AG	50	8,721

		3,193,197

Greece (0.3%)
Alpha Bank AE*	1,992	23,045
Coca Cola Hellenic Bottling Co. S.A.	802	18,271
EFG Eurobank Ergasias S.A.*	745	8,262
Hellenic Petroleum S.A.	213	2,367
Hellenic Telecommunications Organization S.A.	1,103	16,150
Marfin Investment Group S.A.*	3,128	8,897
National Bank of Greece S.A.*	1,255	32,001
OPAP S.A.	969	21,213
Piraeus Bank S.A.*	1,364	15,564
Public Power Corp. S.A.*	544	10,041
Titan Cement Co. S.A.	296	8,574

		164,385

Hong Kong (1.7%)
ASM Pacific Technology Ltd.	1,000	9,399

	Number of Shares	Value (Note 1)

Bank of East Asia Ltd.	6,000	$23,558
BOC Hong Kong Holdings Ltd.	13,000	29,238
Cathay Pacific Airways Ltd.*	4,000	7,412
Cheung Kong Holdings Ltd.	6,000	76,942
Cheung Kong Infrastructure Holdings Ltd.	1,000	3,795
Chinese Estates Holdings Ltd.	2,000	3,406
CLP Holdings Ltd.	8,500	57,434
Esprit Holdings Ltd.	4,600	30,275
Genting Singapore plc*	20,468	18,745
Hang Lung Group Ltd.	3,000	14,841
Hang Lung Properties Ltd.	8,000	31,256
Hang Seng Bank Ltd.	3,100	45,605
Henderson Land Development Co., Ltd.	5,000	37,255
Hong Kong & China Gas Co., Ltd.	14,000	34,918
Hong Kong Exchanges and Clearing Ltd.	4,000	71,210
HongKong Electric Holdings Ltd.	4,500	24,451
Hopewell Holdings Ltd.	1,000	3,222
Hutchison Whampoa Ltd.	9,000	61,548
Hysan Development Co., Ltd.	2,000	5,663
Kerry Properties Ltd.	2,500	12,623
Li & Fung Ltd.	10,000	41,155
Lifestyle International Holdings Ltd.	1,164	2,159
Link REIT (REIT)	9,000	22,903
Mongolia Energy Co., Ltd.*	14,648	7,434
MTR Corp.	4,500	15,459
New World Development Ltd.	8,000	16,328
Noble Group Ltd.	8,000	18,329
NWS Holdings Ltd.	1,000	1,839
Orient Overseas International Ltd.	500	2,321
PCCW Ltd.	13,000	3,129
Shangri-La Asia Ltd.	4,000	7,482
Sino Land Co., Ltd.	8,000	15,444
Sun Hung Kai Properties Ltd.	6,000	89,031
Swire Pacific Ltd., Class A	3,000	36,166
Television Broadcasts Ltd.	1,000	4,798
Wharf Holdings Ltd.	6,000	34,309
Wheelock & Co., Ltd.	2,000	6,086
Wing Hang Bank Ltd.	500	4,646
Yue Yuen Industrial Holdings Ltd.	1,500	4,332

		936,146

Ireland (0.3%)
CRH plc	2,763	74,843
Elan Corp. plc*	1,850	11,579
Experian plc	4,241	41,925
Kerry Group plc, Class A	602	17,745
Shire plc	2,094	40,950

		187,042

Italy (2.4%)
A2A S.p.A.	3,135	6,562
Assicurazioni Generali S.p.A.	4,660	124,940
Atlantia S.p.A.	1,004	26,098
Autogrill S.p.A.*	301	3,786
Banca Carige S.p.A.	1,694	4,508
Banca Monte dei Paschi di Siena S.p.A.	7,213	12,629

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Banca Popolare Societa Cooperativa	1,874	$13,294
Banco Popolare S.c.a.r.l.*	2,747	20,562
Enel S.p.A.	25,244	146,590
ENI S.p.A.	10,052	255,915
Exor S.p.A.	175	3,384
Fiat S.p.A.*	3,105	45,190
Finmeccanica S.p.A.	1,605	25,597
Fondiaria-Sai S.p.A.	416	6,577
Intesa Sanpaolo S.p.A.*	33,567	147,017
Italcementi S.p.A.	101	1,380
Luxottica Group S.p.A.	452	11,709
Mediaset S.p.A.	3,061	25,011
Mediobanca S.p.A.*	2,045	24,264
Mediolanum S.p.A.	475	2,949
Parmalat S.p.A.	5,782	16,202
Pirelli & C S.p.A.*	7,155	4,271
Prysmian S.p.A.	506	8,857
Saipem S.p.A.	1,100	37,788
Snam Rete Gas S.p.A.	6,043	30,050
Telecom Italia S.p.A.	40,635	63,022
Telecom Italia S.p.A. (RNC)	21,337	23,548
Terna Rete Elettrica Nazionale S.p.A.	5,623	24,195
UniCredit S.p.A.*	54,829	182,382
Unione di Banche Italiane S.c.p.A.	2,426	34,751
Unipol Gruppo Finanziario S.p.A.*	2,207	3,013

		1,336,041

Japan (14.5%)
77 Bank Ltd.	2,000	10,584
ABC-Mart, Inc.	100	2,779
Acom Co., Ltd.	20	303
Advantest Corp.	700	18,187
Aeon Co., Ltd.	2,300	18,597
Aeon Credit Service Co., Ltd.	200	1,922
Aeon Mall Co., Ltd.	200	3,870
Aioi Insurance Co., Ltd.	1,000	4,781
Air Water, Inc.	1,000	11,774
Aisin Seiki Co., Ltd.	800	22,865
Ajinomoto Co., Inc.	3,000	28,243
Alfresa Holdings Corp.	100	3,959
All Nippon Airways Co., Ltd.	2,000	5,421
Amada Co., Ltd.	2,000	12,412
Aozora Bank Ltd.*	2,000	2,113
Asahi Breweries Ltd.	1,600	29,343
Asahi Glass Co., Ltd.	4,000	37,471
Asahi Kasei Corp.	4,000	19,988
Asics Corp.	1,000	8,953
Astellas Pharma, Inc.	1,800	67,048
Bank of Kyoto Ltd.	2,000	16,140
Bank of Yokohama Ltd.	5,000	22,643
Benesse Holdings, Inc.	200	8,364
Bridgestone Corp.	2,500	43,811
Brother Industries Ltd.	700	7,997
Canon Marketing Japan, Inc.	100	1,469
Canon, Inc.	4,100	173,328
Casio Computer Co., Ltd.	1,200	9,541
Central Japan Railway Co.	6	40,025
Chiba Bank Ltd.	3,000	17,903
Chiyoda Corp.	1,000	7,603
Chubu Electric Power Co., Inc.	2,700	64,343

	Number of Shares	Value (Note 1)

Chugai Pharmaceutical Co., Ltd.	800	$14,904
Chugoku Electric Power Co., Inc.	1,000	19,071
Chuo Mitsui Trust Holdings, Inc.	4,000	13,350
Citizen Holdings Co., Ltd.	900	5,120
Coca-Cola West Co., Ltd.	300	5,276
Cosmo Oil Co., Ltd.	3,000	6,280
Credit Saison Co., Ltd.	800	8,956
Dai Nippon Printing Co., Ltd.	2,000	25,218
Daicel Chemical Industries Ltd.	1,000	5,839
Daido Steel Co., Ltd.	1,000	3,692
Daihatsu Motor Co., Ltd.	1,000	9,952
Daiichi Sankyo Co., Ltd.	2,700	56,493
Daikin Industries Ltd.	900	35,125
Dainippon Sumitomo Pharma Co., Ltd.	1,000	10,443
Daito Trust Construction Co., Ltd.	400	18,862
Daiwa House Industry Co., Ltd.	2,000	21,400
Daiwa Securities Group, Inc.	7,000	35,093
DeNA Co., Ltd.	1	5,880
Denki Kagaku Kogyo KK	2,000	8,944
Denso Corp.	1,800	53,946
Dentsu, Inc.	681	15,672
Dowa Holdings Co., Ltd.	1,000	5,550
East Japan Railway Co.	1,309	82,598
Eisai Co., Ltd.	1,000	36,656
Electric Power Development Co., Ltd.	400	11,343
Elpida Memory, Inc.*	600	9,787
FamilyMart Co., Ltd.	200	5,894
Fanuc Ltd.	700	65,090
Fast Retailing Co., Ltd.	200	37,328
Fuji Electric Holdings Co., Ltd.*	3,000	5,178
Fuji Heavy Industries Ltd.*	3,000	14,559
Fuji Media Holdings, Inc.	4	5,519
Fujifilm Holdings Corp.	1,700	50,787
Fujitsu Ltd.	8,000	51,448
Fukuoka Financial Group, Inc.	4,000	13,881
Furukawa Electric Co., Ltd.	3,000	12,485
GS Yuasa Corp.	2,000	14,678
Gunma Bank Ltd.	2,000	10,155
Hachijuni Bank Ltd.	1,000	5,817
Hakuhodo DY Holdings, Inc.	50	2,414
Hankyu Hanshin Holdings, Inc.	4,000	17,758
Hirose Electric Co., Ltd.	100	10,423
Hiroshima Bank Ltd.	1,000	3,832
Hisamitsu Pharmaceutical Co., Inc.	200	6,453
Hitachi Chemical Co., Ltd.	300	6,039
Hitachi Construction Machinery Co., Ltd.	500	13,033
Hitachi High-Technologies Corp.	400	7,859
Hitachi Ltd.*	18,000	55,131
Hitachi Metals Ltd.	1,000	9,522
Hokkaido Electric Power Co., Inc.	800	14,518
Hokuhoku Financial Group, Inc.	4,000	8,139
Hokuriku Electric Power Co.	600	13,056
Honda Motor Co., Ltd.	6,400	216,397
HOYA Corp.	1,700	45,068
Ibiden Co., Ltd.	400	14,246
Idemitsu Kosan Co., Ltd.	100	5,792
IHI Corp.*	4,000	6,341
INPEX Corp.	3	22,516
Isetan Mitsukoshi Holdings Ltd.	1,700	15,319

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Isuzu Motors Ltd.*	6,000	$11,208
Ito En Ltd.	100	1,500
ITOCHU Corp.	6,000	44,120
ITOCHU Techno-Solutions Corp.	100	2,676
Iyo Bank Ltd.	1,000	8,094
J. Front Retailing Co., Ltd.	2,000	8,812
Jafco Co., Ltd.	200	4,807
Japan Airlines Corp.*	7,000	5,035
Japan Petroleum Exploration Co.	200	8,781
Japan Prime Realty Investment Corp. (REIT)	1	2,071
Japan Real Estate Investment Corp. (REIT)	2	14,680
Japan Retail Fund Investment Corp. (REIT)	1	4,476
Japan Steel Works Ltd.	1,000	12,575
Japan Tobacco, Inc.	17	57,361
JFE Holdings, Inc.	1,900	74,822
JGC Corp.	1,000	18,409
Joyo Bank Ltd.	2,000	7,986
JS Group Corp.	1,100	18,926
JSR Corp.	600	12,163
JTEKT Corp.	900	11,501
Jupiter Telecommunications Co., Ltd.	10	9,907
Kajima Corp.	4,000	8,029
Kamigumi Co., Ltd.	1,000	7,266
Kaneka Corp.	1,000	6,344
Kansai Electric Power Co., Inc.	2,900	65,369
Kansai Paint Co., Ltd.	1,000	8,303
Kao Corp.	2,000	46,690
Kawasaki Heavy Industries Ltd.	6,000	15,124
Kawasaki Kisen Kaisha Ltd.*	3,000	8,501
KDDI Corp.	11	58,007
Keihin Electric Express Railway Co., Ltd.	1,000	7,325
Keio Corp.	2,000	12,049
Keisei Electric Railway Co., Ltd.	1,000	5,465
Keyence Corp.	200	41,232
Kintetsu Corp.	6,000	19,869
Kirin Holdings Co., Ltd.	3,000	47,826
Kobe Steel Ltd.*	8,000	14,490
Koito Manufacturing Co., Ltd.	1,000	15,931
Komatsu Ltd.	3,600	75,053
Konami Corp.	500	8,917
Konica Minolta Holdings, Inc.	2,000	20,512
Kubota Corp.	4,000	36,783
Kuraray Co., Ltd.	1,500	17,558
Kurita Water Industries Ltd.	400	12,497
Kyocera Corp.	600	52,916
Kyowa Hakko Kirin Co., Ltd.	1,000	10,520
Kyushu Electric Power Co., Inc.	1,600	32,905
Lawson, Inc.	300	13,216
Mabuchi Motor Co., Ltd.	100	4,917
Makita Corp.	500	17,013
Marubeni Corp.	7,000	38,108
Marui Group Co., Ltd.	700	4,291
Maruichi Steel Tube Ltd.	200	3,995
Matsui Securities Co., Ltd.	300	2,086
Mazda Motor Corp.*	6,500	14,862
McDonald’s Holdings Co. Japan Ltd.	76	1,450

	Number of Shares	Value (Note 1)

Medipal Holdings Corp.	400	$4,939
MEIJI Holdings Co. Ltd.*	111	4,175
Minebea Co., Ltd.	2,000	10,820
Mitsubishi Chemical Holdings Corp.	5,000	21,070
Mitsubishi Corp.	4,900	121,828
Mitsubishi Electric Corp.*	7,000	51,681
Mitsubishi Estate Co., Ltd.	4,000	63,446
Mitsubishi Gas Chemical Co., Inc.	1,000	5,022
Mitsubishi Heavy Industries Ltd.	12,000	42,140
Mitsubishi Materials Corp.*	4,000	9,795
Mitsubishi Motors Corp.*	15,000	20,669
Mitsubishi Rayon Co., Ltd.	2,000	8,002
Mitsubishi Tanabe Pharma Corp.	1,000	12,436
Mitsubishi UFJ Financial Group, Inc.	49,600	242,851
Mitsubishi UFJ Lease & Finance Co., Ltd.	180	5,399
Mitsui & Co., Ltd.	7,000	99,100
Mitsui Chemicals, Inc.	4,000	10,286
Mitsui Engineering & Shipbuilding Co., Ltd.	2,000	4,783
Mitsui Fudosan Co., Ltd.	3,000	50,378
Mitsui Mining & Smelting Co., Ltd.*	2,000	5,176
Mitsui O.S.K. Lines Ltd.	5,000	26,247
Mitsui Sumitomo Insurance Group Holdings, Inc.	1,700	43,145
Mitsumi Electric Co., Ltd.	400	7,039
Mizuho Financial Group, Inc.	52,135	93,286
Mizuho Securities Co., Ltd.	2,000	5,986
Mizuho Trust & Banking Co., Ltd.*	5,000	4,636
Murata Manufacturing Co., Ltd.	900	44,438
Namco Bandai Holdings, Inc.	600	5,709
NEC Corp.*	7,000	18,031
NGK Insulators Ltd.	1,000	21,759
Nidec Corp.	400	36,780
Nikon Corp.	1,000	19,723
Nintendo Co., Ltd.	400	94,827
Nippon Building Fund, Inc. (REIT)	2	15,152
Nippon Electric Glass Co., Ltd.	2,000	27,284
Nippon Express Co., Ltd.	4,000	16,361
Nippon Meat Packers, Inc.	1,000	11,490
Nippon Mining Holdings, Inc.	3,000	12,844
Nippon Oil Corp.	5,000	23,149
Nippon Paper Group, Inc.	230	5,870
Nippon Sheet Glass Co., Ltd.	3,000	8,581
Nippon Steel Corp.	19,000	76,816
Nippon Telegraph & Telephone Corp.	2,024	79,614
Nippon Yusen KK	6,000	18,358
Nipponkoa Insurance Co., Ltd.	2,000	11,312
Nishi-Nippon City Bank Ltd.	2,000	4,886
Nissan Motor Co., Ltd.*	9,500	83,030
Nissha Printing Co., Ltd.	100	4,919
Nisshin Seifun Group, Inc.	1,000	13,431
Nisshin Steel Co., Ltd.	2,000	3,537
Nisshinbo Holdings, Inc.	1,000	9,156
Nissin Food Holdings Co., Ltd.	200	6,516
Nitori Co., Ltd.	200	14,882
Nitto Denko Corp.	700	24,945
NOK Corp.	300	4,140

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Nomura Holdings, Inc.	13,700	$100,963
Nomura Real Estate Holdings, Inc.	300	4,430
Nomura Real Estate Office Fund, Inc. (REIT)	1	5,421
Nomura Research Institute Ltd.	300	5,876
NSK Ltd.	2,000	14,679
NTN Corp.	2,000	8,984
NTT Data Corp.	6	18,529
NTT DoCoMo, Inc.	62	86,367
NTT Urban Development Corp.	2	1,326
Obayashi Corp.	3,000	10,210
Obic Co., Ltd.	10	1,631
Odakyu Electric Railway Co., Ltd.	2,000	15,326
OJI Paper Co., Ltd.	3,000	12,496
Olympus Corp.	1,000	32,131
Omron Corp.	700	12,487
Ono Pharmaceutical Co., Ltd.	300	12,818
Oracle Corp. Japan	100	4,143
Oriental Land Co., Ltd.	200	13,132
ORIX Corp.	390	26,522
Osaka Gas Co., Ltd.	8,000	26,953
Otsuka Corp.	100	4,958
Panasonic Corp.	8,000	114,405
Panasonic Electric Works Co., Ltd	1,000	12,022
Rakuten, Inc.	32	24,323
Resona Holdings, Inc.	1,705	17,217
Ricoh Co., Ltd.	2,000	28,208
Rinnai Corp.	100	4,809
Rohm Co., Ltd.	300	19,482
Sankyo Co., Ltd.	200	9,963
Santen Pharmaceutical Co., Ltd.	400	12,790
Sanyo Electric Co., Ltd.*	7,000	12,851
Sapporo Hokuyo Holdings, Inc.	575	2,080
Sapporo Holdings Ltd.	1,000	5,447
SBI Holdings, Inc.	76	13,508
Secom Co., Ltd.	800	37,840
Sega Sammy Holdings, Inc.	600	7,151
Seiko Epson Corp.	400	6,418
Sekisui Chemical Co., Ltd.	1,000	6,183
Sekisui House Ltd.	2,000	17,938
Senshu Ikeda Holdings, Inc.*	1,345	4,892
Seven & I Holdings Co., Ltd.	3,100	62,921
Seven Bank Ltd.	3	5,958
Sharp Corp.	4,000	50,333
Shikoku Electric Power Co., Inc.	800	20,635
Shimadzu Corp.	1,000	6,630
Shimamura Co., Ltd.	100	9,513
Shimano, Inc.	200	8,005
Shimizu Corp.	2,000	7,170
Shin-Etsu Chemical Co., Ltd.	1,600	90,185
Shinko Electric Industries Co., Ltd.	300	4,324
Shinsei Bank Ltd.*	5,000	5,419
Shionogi & Co., Ltd.	1,000	21,627
Shiseido Co., Ltd.	1,000	19,167
Shizuoka Bank Ltd.	3,000	25,998
Showa Denko KK	6,000	11,966
Showa Shell Sekiyu KK	1,100	8,950
SMC Corp.	200	22,606
Softbank Corp.	2,900	67,781
Sojitz Corp.	3,700	6,950
Sompo Japan Insurance, Inc.	4,000	25,455
Sony Corp.	3,800	110,149

	Number of Shares	Value (Note 1)

Sony Financial Holdings, Inc.	3	$7,824
Square Enix Holdings Co., Ltd.	300	6,293
Stanley Electric Co., Ltd.	500	10,055
Sumco Corp.	600	10,553
Sumitomo Chemical Co., Ltd.	6,000	26,188
Sumitomo Corp.	4,300	43,280
Sumitomo Electric Industries Ltd.	2,700	33,466
Sumitomo Heavy Industries Ltd.*	3,000	15,142
Sumitomo Metal Industries Ltd.	14,000	37,325
Sumitomo Metal Mining Co., Ltd.	2,000	29,483
Sumitomo Mitsui Financial Group, Inc.	3,497	99,698
Sumitomo Realty & Development Co., Ltd.	2,000	37,511
Sumitomo Rubber Industries Ltd.	1,000	8,608
Sumitomo Trust & Banking Co., Ltd.	5,000	24,307
Suruga Bank Ltd.	1,000	8,674
Suzuken Co., Ltd.	200	6,549
Suzuki Motor Corp.	1,500	36,833
Sysmex Corp.	200	10,439
T&D Holdings, Inc.	1,250	25,477
Taiheiyo Cement Corp.*	4,000	4,552
Taisei Corp.	5,000	8,560
Taiyo Nippon Sanso Corp.	1,000	10,606
Takashimaya Co., Ltd.	2,000	12,649
Takeda Pharmaceutical Co., Ltd.	2,900	119,061
TDK Corp.	500	30,488
Teijin Ltd.	4,000	12,857
Terumo Corp.	700	41,892
THK Co., Ltd.	600	10,598
Tobu Railway Co., Ltd.	3,000	15,638
Toho Co., Ltd.	300	4,861
Toho Gas Co., Ltd.	2,000	10,607
Tohoku Electric Power Co., Inc.	1,500	29,649
Tokio Marine Holdings, Inc.	2,700	73,287
Tokuyama Corp.	1,000	5,573
Tokyo Electric Power Co., Inc.	4,700	117,809
Tokyo Electron Ltd.	700	44,760
Tokyo Gas Co., Ltd.	10,000	39,864
Tokyo Steel Manufacturing Co., Ltd.	600	6,750
Tokyo Tatemono Co., Ltd.	2,000	7,600
Tokyu Corp.	4,000	15,920
Tokyu Land Corp.	2,000	7,342
TonenGeneral Sekiyu KK	1,000	8,333
Toppan Printing Co., Ltd.	2,000	16,180
Toray Industries, Inc.	6,000	32,329
Toshiba Corp.*	15,000	82,725
Tosoh Corp.	3,000	8,256
TOTO Ltd.	1,000	6,326
Toyo Seikan Kaisha Ltd.	700	10,592
Toyoda Gosei Co., Ltd.	300	9,028
Toyota Boshoku Corp.	300	6,665
Toyota Industries Corp.	600	17,814
Toyota Motor Corp.	11,500	483,182
Toyota Tsusho Corp.	700	10,323
Trend Micro, Inc.	500	19,002
Tsumura & Co.	300	9,662
Ube Industries Ltd.	5,000	13,691
Unicharm Corp.	200	18,723
Ushio, Inc.	300	4,994

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

USS Co., Ltd.	60	$3,644
West Japan Railway Co.	7	23,431
Yahoo! Japan Corp.	57	17,039
Yakult Honsha Co., Ltd.	400	12,043
Yamada Denki Co., Ltd.	380	25,536
Yamaguchi Financial Group, Inc.	1,000	9,254
Yamaha Corp.	400	4,759
Yamaha Motor Co., Ltd.*	700	8,791
Yamato Holdings Co., Ltd.	2,000	27,654
Yamato Kogyo Co., Ltd.	100	3,235
Yaskawa Electric Corp.	1,000	8,328
Yokogawa Electric Corp.	1,200	10,500

		8,212,427

Luxembourg (0.4%)
ArcelorMittal S.A.	3,313	150,261
Millicom International Cellular S.A. (SDR)	268	19,871
SES S.A. (FDR)	1,214	27,222
Tenaris S.A.	1,915	40,944

		238,298

Macau (0.0%)
Sands China Ltd.*	9,200	11,225

Mexico (0.0%)
Fresnillo plc	511	6,442

Netherlands (3.3%)
Aegon N.V.*	6,450	41,105
Akzo Nobel N.V.	867	57,146
ASML Holding N.V.	1,681	57,176
Corio N.V. (REIT)	202	13,796
European Aeronautic Defence and Space Co. N.V.	1,708	34,118
Fugro N.V. (CVA)	223	12,735
Heineken Holding N.V.	373	15,628
Heineken N.V.	1,004	47,573
ING Groep N.V. (CVA)*	14,183	137,110
James Hardie Industries N.V. (CDI)*	1,941	14,635
Koninklijke (Royal) KPN N.V.	6,511	110,438
Koninklijke Ahold N.V.	4,643	61,598
Koninklijke Boskalis Westminster N.V.	191	7,355
Koninklijke DSM N.V.	649	31,821
Koninklijke Philips Electronics N.V.	3,870	114,591
Koninklijke Vopak N.V.*	91	7,190
QIAGEN N.V.*	818	18,273
Randstad Holding N.V.*	444	21,953
Reed Elsevier N.V.	3,022	37,080
Royal Dutch Shell plc, Class A	13,738	414,787
Royal Dutch Shell plc, Class B	10,423	303,727
SBM Offshore N.V.	754	14,754
TNT N.V.	1,524	46,648
Unilever N.V. (CVA)	6,331	206,297
Wolters Kluwer N.V.	978	21,436

		1,848,970

New Zealand (0.1%)
Auckland International Airport Ltd.	3,903	5,706

	Number of Shares	Value (Note 1)

Contact Energy Ltd.*	614	$2,734
Fletcher Building Ltd.	1,931	11,144
Sky City Entertainment Group Ltd.	1,234	2,946
Telecom Corp. of New Zealand Ltd.	8,634	15,631

		38,161

Norway (0.5%)
DnB NOR ASA*	3,522	38,233
Norsk Hydro ASA*	2,947	24,498
Orkla ASA	3,094	30,189
Renewable Energy Corp. A/S*	1,520	11,629
Statoil ASA	4,300	107,258
Telenor ASA*	3,100	43,483
Yara International ASA	800	36,224

		291,514

Portugal (0.2%)
Banco Comercial Portugues S.A. (Registered), Class R	11,411	13,695
Banco Espirito Santo S.A. (Registered)	2,114	13,741
Brisa Auto-Estradas de Portugal S.A.	470	4,803
Cimpor Cimentos de Portugal SGPS S.A.	916	8,440
EDP—Energias de Portugal S.A.	7,348	32,522
Galp Energia SGPS S.A., Class B	466	8,022
Jeronimo Martins SGPS S.A.	630	6,266
Portugal Telecom SGPS S.A. (Registered)	2,271	27,608

		115,097

Singapore (1.0%)
Ascendas Real Estate Investment Trust (REIT)	5,000	7,830
CapitaLand Ltd.	11,000	32,582
CapitaMall Trust (REIT)	8,000	10,144
CapitaMalls Asia Ltd.*	6,000	10,848
City Developments Ltd.	2,000	16,315
ComfortDelgro Corp., Ltd.	6,000	6,977
Cosco Corp. (Singapore) Ltd.	2,000	1,680
DBS Group Holdings Ltd.	7,000	76,110
Fraser and Neave Ltd.	5,000	14,858
Golden Agri-Resources Ltd.*	29,932	10,777
Keppel Corp., Ltd.	5,000	29,094
Neptune Orient Lines Ltd.	6,000	6,985
Olam International Ltd.	7,000	13,109
Oversea-Chinese Banking Corp., Ltd.	10,000	64,371
SembCorp Industries Ltd.	3,000	7,835
SembCorp Marine Ltd.	2,000	5,212
Singapore Airlines Ltd.	2,000	21,117
Singapore Exchange Ltd.	3,000	17,684
Singapore Press Holdings Ltd.	4,000	10,396
Singapore Technologies Engineering Ltd.	5,000	11,493
Singapore Telecommunications Ltd.	31,000	68,267
StarHub Ltd.	340	518
United Overseas Bank Ltd.	5,000	69,583

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

UOL Group Ltd.	1,000	$2,869
Wilmar International Ltd.	4,000	18,153
Yangzijiang Shipbuilding Holdings Ltd.	8,339	7,129

		541,936

Spain (3.2%)
Abertis Infraestructuras S.A.	1,027	23,174
Acciona S.A.	117	15,196
Acerinox S.A.	430	8,895
ACS Actividades de Construccion y Servicios S.A.	600	29,831
Banco Bilbao Vizcaya Argentaria S.A.	13,746	249,000
Banco de Sabadell S.A.	3,973	22,068
Banco de Valencia S.A.	518	3,943
Banco Popular Espanol S.A.	3,721	27,167
Banco Santander S.A.	31,637	519,792
Bankinter S.A.	1,285	13,061
Criteria Caixacorp S.A.	3,774	17,834
EDP Renovaveis S.A.*	602	5,691
Enagas S.A.	806	17,839
Ferrovial S.A.	1,914	22,352
Fomento de Construcciones y Contratas S.A.	106	4,446
Gamesa Corp. Tecnologica S.A.	846	14,182
Gas Natural SDG S.A.	983	21,160
Gestevision Telecinco S.A.	533	7,780
Grifols S.A.	427	7,441
Iberdrola Renovables S.A.	2,784	13,264
Iberdrola S.A.	14,082	134,053
Iberia Lineas Aereas de Espana S.A.*	1,344	3,642
Inditex S.A.	889	55,086
Indra Sistemas S.A.	384	9,033
Mapfre S.A.*	3,551	14,832
Red Electrica Corporacion S.A.	378	20,949
Repsol YPF S.A.	2,943	78,575
Sacyr Vallehermoso S.A.*	189	2,155
Telefonica S.A.	16,417	457,567
Zardoya Otis S.A.	398	7,758

		1,827,766

Sweden (1.7%)
Alfa Laval AB	1,475	20,303
Assa Abloy AB, Class B	1,400	26,809
Atlas Copco AB, Class A	2,452	35,833
Atlas Copco AB, Class B	1,335	17,318
Electrolux AB, Class B*	1,034	24,269
Getinge AB, Class B	600	11,386
Hennes & Mauritz AB, Class B	2,000	110,675
Holmen AB, Class B	100	2,551
Husqvarna AB, Class B*	1,283	9,472
Investor AB, Class B	1,800	33,275
Lundin Petroleum AB*	800	6,295
Nordea Bank AB	12,800	129,667
Sandvik AB	4,126	49,456
Scania AB, Class B	1,060	13,595
Securitas AB, Class B	1,200	11,712
Skandinaviska Enskilda Banken AB, Class A*	6,200	38,117
Skanska AB, Class B	1,600	27,227

	Number of Shares	Value (Note 1)

SKF AB, Class B	1,656	$28,443
SSAB AB, Class A	843	14,252
SSAB AB, Class B	168	2,597
Svenska Cellulosa AB, Class B	2,400	32,059
Svenska Handelsbanken AB, Class A	2,000	57,199
Swedbank AB, Class A*	2,650	26,361
Swedish Match AB	1,000	21,860
Tele2 AB, Class B	1,100	16,852
Telefonaktiebolaget LM Ericsson, Class B	12,000	110,374
TeliaSonera AB	8,500	61,367
Volvo AB, Class A	1,438	12,173
Volvo AB, Class B	3,964	33,772

		985,269

Switzerland (5.6%)
ABB Ltd. (Registered)*	8,725	166,869
Actelion Ltd. (Registered)*	435	23,233
Adecco S.A. (Registered)	524	28,930
Aryzta AG	264	9,847
Baloise Holding AG (Registered)	230	19,158
BKW FMB Energie AG	21	1,633
Cie Financiere Richemont S.A., Class A	2,107	70,503
Credit Suisse Group AG (Registered) Repurchase Agreement	4,398	216,607
GAM Holding Ltd.	968	11,779
Geberit AG (Registered)	142	25,153
Givaudan S.A. (Registered)	34	27,059
Holcim Ltd. (Registered)*	970	75,191
Julius Baer Group Ltd.	865	30,211
Kuehne & Nagel International AG (Registered)	187	18,089
Lindt & Spruengli AG	3	6,444
Logitech International S.A. (Registered)*	581	9,995
Lonza Group AG (Registered)	208	14,587
Nestle S.A. (Registered)	13,561	658,831
Nobel Biocare Holding AG (Registered)	545	18,240
Novartis AG (Registered)	8,229	448,334
Pargesa Holding S.A.	79	6,918
Roche Holding AG	2,725	463,567
Schindler Holding AG	212	16,216
SGS S.A. (Registered)	24	31,251
Sonova Holding AG	162	19,589
STMicroelectronics N.V.	2,920	26,477
Straumann Holding AG (Registered)	23	6,483
Swatch Group AG	113	28,442
Swatch Group AG (Registered)	120	5,738
Swiss Life Holding AG (Registered)*	133	16,847
Swiss Reinsurance Co., Ltd.	1,309	62,715
Swisscom AG (Registered)	98	37,372
Syngenta AG (Registered)	378	105,922
UBS AG (Registered)*	13,738	211,042
Xstrata plc*	7,292	128,439
Zurich Financial Services AG	588	127,847

		3,175,558

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

United Kingdom (13.5%)
3i Group plc	3,245	$14,669
Admiral Group plc	597	11,388
AMEC plc	1,485	18,850
Anglo American plc*	5,075	219,640
Antofagasta plc	1,696	26,892
Associated British Foods plc	1,206	16,004
AstraZeneca plc	5,698	267,732
Autonomy Corp. plc*	741	18,067
Aviva plc	10,939	69,280
BAE Systems plc	14,217	81,930
Balfour Beatty plc	2,084	8,660
Barclays plc	43,919	193,537
BG Group plc	13,229	236,902
BHP Billiton plc	8,524	272,280
BP plc	73,287	708,772
British Airways plc*	1,470	4,385
British American Tobacco plc	7,853	254,756
British Land Co. plc (REIT)	3,676	28,178
British Sky Broadcasting Group plc	4,174	37,600
BT Group plc, Class A	29,192	63,207
Bunzl plc	1,053	11,416
Burberry Group plc	1,689	16,194
Cable & Wireless plc	11,062	24,983
Cadbury plc	5,138	66,117
Cairn Energy plc*	5,820	31,016
Capita Group plc	2,225	26,838
Carnival plc*	698	23,836
Carphone Warehouse Group plc	799	2,408
Centrica plc	20,509	92,626
Cobham plc	5,062	20,404
Compass Group plc	7,539	53,845
Diageo plc	9,878	172,266
Drax Group plc	1,058	7,082
Eurasian Natural Resources Corp.	1,147	16,917
Firstgroup plc	1,878	12,812
G4S plc	4,376	18,289
GlaxoSmithKline plc	20,330	430,654
Hammerson plc (REIT)	2,668	18,118
Home Retail Group plc	3,460	15,772
HSBC Holdings plc	67,768	773,391
ICAP plc	2,331	16,154
Imperial Tobacco Group plc	4,037	127,227
Inmarsat plc	1,902	21,142
Intercontinental Hotels Group plc	839	12,006
International Power plc	6,411	31,720
Invensys plc	2,635	12,624
Investec plc	1,903	13,045
J Sainsbury plc	4,212	21,900
Johnson Matthey plc	738	18,228
Kazakhmys plc*	718	15,023
Kingfisher plc	9,862	36,151
Land Securities Group plc (REIT)	3,142	34,434
Legal & General Group plc	24,238	31,193
Liberty International plc (REIT)	1,632	13,440
Lloyds Banking Group plc*	150,694	120,976
London Stock Exchange Group plc	370	4,281
Lonmin plc*	551	17,106
Man Group plc	6,890	33,892
Marks & Spencer Group plc	6,497	42,148
National Grid plc	9,810	107,234
Next plc	696	23,205

	Number of Shares	Value (Note 1)

Old Mutual plc*	19,182	$33,495
Pearson plc	3,327	47,828
Petrofac Ltd.	660	10,990
Prudential plc	10,048	102,360
Randgold Resources Ltd.	377	29,955
Reckitt Benckiser Group plc	2,411	130,623
Reed Elsevier plc	4,556	37,413
Resolution Ltd.*	7,947	11,474
Rexam plc	3,416	15,960
Rio Tinto plc	5,299	285,597
Rolls-Royce Group plc*	7,533	58,786
Rolls-Royce Group plc, Class C*†	271,980	439
Royal Bank of Scotland Group plc*	60,801	28,518
RSA Insurance Group plc	14,381	27,981
SABMiller plc	3,758	110,201
Sage Group plc	5,778	20,513
Schroders plc	576	12,295
Scottish & Southern Energy plc	3,457	64,602
Segro plc (REIT)	2,540	14,021
Serco Group plc	1,619	13,764
Severn Trent plc	1,058	18,482
Smith & Nephew plc	3,445	35,374
Smiths Group plc	1,364	22,319
Standard Chartered plc	7,913	198,162
Standard Life plc	7,916	27,468
Tesco plc	31,265	214,816
Thomas Cook Group plc	3,854	14,313
Tomkins plc	4,174	12,886
TUI Travel plc	1,757	7,231
Tullow Oil plc	3,012	62,812
Unilever plc	5,076	162,479
United Utilities Group plc	2,957	23,528
Vedanta Resources plc	586	24,220
Vodafone Group plc	203,831	472,011
Whitbread plc	575	12,932
WM Morrison Supermarkets plc	8,258	36,816
Wolseley plc*	986	19,725
WPP plc	5,131	50,104

		7,613,335

United States (0.1%)
Synthes, Inc.	250	32,742

Total Common Stocks (69.8%) (Cost $39,468,088)		39,542,472

	Number of Warrants	Value (Note 1)
WARRANTS:
France (0.0%)
Fonciere Des Regions, expiring 12/31/10*	38	32

Italy (0.0%)
Mediobanca S.p.A., expiring 3/18/11*	530	82

Total Warrants (0.0%) (Cost $—)		114

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Short-Term Investment (27.4%)
BlackRock Liquidity Funds TempFund 0.11%‡ (Amortized Cost $15,480,657)	$15,480,657	$15,480,657

Total Investments (97.2%) (Cost $54,948,745)		55,023,243
Other Assets Less Liabilities (2.8%)		1,570,852

Net Assets (100%)		$56,594,095

*	Non-income producing.

†	Securities (totaling $439 or 0.0% of net assets) at fair value by management.

‡	Affiliated company as defined under the Investment Company Act of 1940.

Glossary:

CVA	— Dutch Certification
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification
FDR	— Finnish Depositary Receipt
CDI	— Chess Depositary Interest
PPS	— Price Protected Share

Investments in companies which were affiliates for the period ended December 31, 2009, were as follows:

Securities	Market Value May 27, 2009*	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$—	$17,729,858	$2,249,201	$15,480,657	$434	$—
EQ/International ETF Portfolio	—	63,600	63,600	—	—	6,876

	$—	$17,793,458	$2,312,801	$15,480,657	$434	$6,876

* The Portfolio commenced operations on May 27, 2009.

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
Dow Jones EURO Stoxx 50 Index	142	March-10	$5,897,487	$6,049,925	$152,438
FTSE 100 Index	43	March-10	3,665,286	3,723,755	58,469
SPI 200 Index	14	March-10	1,471,263	1,533,897	62,634
TOPIX Index	38	March-10	3,665,473	3,690,449	24,976

					$298,517

At December 31, 2009, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
Australian Dollar vs. U.S. Dollar, expiring 1/15/10	120	$107,678	$107,688	$(10)
Australian Dollar vs U.S. Dollar, expiring 1/15/10	130	116,651	114,782	1,869
Australian Dollar vs U.S. Dollar, expiring 1/15/10	85	75,958	76,511	(553)
Australian Dollar vs U.S. Dollar, expiring 1/15/10	60	53,839	54,552	(713)
Australian Dollar vs U.S. Dollar, expiring 1/15/10	40	35,892	36,502	(610)
Australian Dollar vs U.S. Dollar, expiring 1/15/10	85	76,272	74,827	1,445
Australian Dollar vs U.S. Dollar, expiring 1/15/10	20	17,946	17,610	336
Australian Dollar vs U.S. Dollar, expiring 1/15/10	140	125,625	122,650	2,975
Australian Dollar vs U.S. Dollar, expiring 1/15/10	6	4,935	4,859	76
Australian Dollar vs U.S. Dollar, expiring 1/15/10	90	80,759	79,104	1,655
Australian Dollar vs U.S. Dollar, expiring 1/15/10	205	183,950	189,078	(5,128)
Australian Dollar vs U.S. Dollar, expiring 1/15/10	80	71,709	73,595	(1,886)
Australian Dollar vs U.S. Dollar, expiring 1/15/10	49	44,273	45,454	(1,181)
Australian Dollar vs U.S. Dollar, expiring 1/15/10	193	173,429	175,913	(2,484)
Australian Dollar vs U.S. Dollar, expiring 1/15/10	20	18,179	18,718	(539)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs U.S. Dollar, expiring 1/15/10	85	$76,272	$76,948	$(676)
Australian Dollar vs U.S. Dollar, expiring 1/15/10	65	58,326	58,806	(480)
Australian Dollar vs U.S. Dollar, expiring 1/15/10	145	130,111	131,791	(1,680)
Australian Dollar vs U.S. Dollar, expiring 1/15/10	65	58,326	59,992	(1,666)
Australian Dollar vs U.S. Dollar, expiring 1/15/10	64	57,828	58,607	(779)
British Pound vs U.S. Dollar, expiring 1/15/10	120	193,816	196,151	(2,335)
British Pound vs U.S. Dollar, expiring 1/15/10	135	218,043	217,854	189
British Pound vs U.S. Dollar, expiring 1/15/10	70	113,059	113,535	(476)
British Pound vs U.S. Dollar, expiring 1/15/10	60	96,908	97,432	(524)
British Pound vs U.S. Dollar, expiring 1/15/10	80	129,211	130,240	(1,029)
British Pound vs U.S. Dollar, expiring 1/15/10	160	258,422	255,581	2,841
British Pound vs U.S. Dollar, expiring 1/15/10	90	145,362	143,477	1,885
British Pound vs U.S. Dollar, expiring 1/15/10	100	161,513	159,695	1,818
British Pound vs U.S. Dollar, expiring 1/15/10	80	129,211	128,550	661
British Pound vs U.S. Dollar, expiring 1/15/10	140	226,120	224,788	1,332
British Pound vs U.S. Dollar, expiring 1/15/10	145	234,195	235,471	(1,276)
British Pound vs U.S. Dollar, expiring 1/15/10	74	119,923	123,833	(3,910)
British Pound vs U.S. Dollar, expiring 1/15/10	165	266,497	274,590	(8,093)
British Pound vs U.S. Dollar, expiring 1/15/10	79	127,789	132,203	(4,414)
British Pound vs U.S. Dollar, expiring 1/15/10	205	331,102	339,681	(8,579)
British Pound vs U.S. Dollar, expiring 1/15/10	376	607,751	624,746	(16,995)
British Pound vs U.S. Dollar, expiring 1/15/10	140	226,119	229,884	(3,765)
British Pound vs U.S. Dollar, expiring 1/15/10	105	169,589	171,060	(1,471)
British Pound vs U.S. Dollar, expiring 1/15/10	94	152,590	155,627	(3,037)
British Pound vs U.S. Dollar, expiring 1/15/10	74	119,673	123,330	(3,657)
British Pound vs U.S. Dollar, expiring 1/15/10	120	193,816	198,937	(5,121)
European Union Euro vs U.S. Dollar, expiring 1/15/10	170	243,703	246,760	(3,057)
European Union Euro vs U.S. Dollar, expiring 1/15/10	210	301,046	305,397	(4,351)
European Union Euro vs U.S. Dollar, expiring 1/15/10	145	207,865	212,294	(4,429)
European Union Euro vs U.S. Dollar, expiring 1/15/10	140	200,698	205,698	(5,000)
European Union Euro vs U.S. Dollar, expiring 1/15/10	45	64,510	65,761	(1,251)
European Union Euro vs U.S. Dollar, expiring 1/15/10	195	279,542	279,012	530
European Union Euro vs U.S. Dollar, expiring 1/15/10	250	358,388	358,910	(522)
European Union Euro vs U.S. Dollar, expiring 1/15/10	130	186,361	186,649	(288)
European Union Euro vs U.S. Dollar, expiring 1/15/10	145	207,865	206,705	1,160
European Union Euro vs U.S. Dollar, expiring 1/15/10	130	186,361	185,555	806
European Union Euro vs U.S. Dollar, expiring 1/15/10	235	336,884	335,862	1,022
European Union Euro vs U.S. Dollar, expiring 1/15/10	255	365,555	375,486	(9,931)
European Union Euro vs U.S. Dollar, expiring 1/15/10	113	161,360	168,288	(6,928)
European Union Euro vs U.S. Dollar, expiring 1/15/10	21	30,241	31,491	(1,250)
European Union Euro vs U.S. Dollar, expiring 1/15/10	143	204,919	214,418	(9,499)
European Union Euro vs U.S. Dollar, expiring 1/15/10	345	494,574	512,690	(18,116)
European Union Euro vs U.S. Dollar, expiring 1/15/10	470	673,769	697,532	(23,763)
European Union Euro vs U.S. Dollar, expiring 1/15/10	620	888,801	936,770	(47,969)
European Union Euro vs U.S. Dollar, expiring 1/15/10	135	193,529	200,032	(6,503)
European Union Euro vs U.S. Dollar, expiring 1/15/10	200	286,710	294,735	(8,025)
European Union Euro vs U.S. Dollar, expiring 1/15/10	220	315,381	326,955	(11,574)
European Union Euro vs U.S. Dollar, expiring 1/15/10	130	186,569	195,795	(9,226)
European Union Euro vs U.S. Dollar, expiring 1/15/10	195	279,542	294,099	(14,557)
Hong Kong Dollar vs U.S. Dollar, expiring 1/15/10	2	219	219	— #
Hong Kong Dollar vs U.S. Dollar, expiring 1/15/10	2	258	258	— #
Japanese Yen vs U.S. Dollar, expiring 1/15/10	21,000	225,491	234,051	(8,560)
Japanese Yen vs U.S. Dollar, expiring 1/15/10	9,145	98,196	101,303	(3,107)
Japanese Yen vs U.S. Dollar, expiring 1/15/10	22,530	241,920	250,705	(8,785)
Japanese Yen vs U.S. Dollar, expiring 1/15/10	16,500	177,171	187,081	(9,910)
Japanese Yen vs U.S. Dollar, expiring 1/15/10	20,000	214,753	223,999	(9,246)
Japanese Yen vs U.S. Dollar, expiring 1/15/10	20,000	214,754	218,806	(4,052)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs U.S. Dollar, expiring 1/15/10	18,500	$198,647	$201,911	$(3,264)
Japanese Yen vs U.S. Dollar, expiring 1/15/10	28,000	300,655	305,428	(4,773)
Japanese Yen vs U.S. Dollar, expiring 1/15/10	8,600	92,344	94,973	(2,629)
Japanese Yen vs U.S. Dollar, expiring 1/15/10	17,000	182,540	186,526	(3,986)
Japanese Yen vs U.S. Dollar, expiring 1/15/10	15,510	166,542	172,750	(6,208)
Japanese Yen vs U.S. Dollar, expiring 1/15/10	623	6,690	6,961	(271)
Japanese Yen vs U.S. Dollar, expiring 1/15/10	15,990	171,695	177,858	(6,163)
Japanese Yen vs U.S. Dollar, expiring 1/15/10	125,000	1,342,210	1,379,942	(37,732)
Japanese Yen vs U.S. Dollar, expiring 1/15/10	96,900	1,040,481	1,079,762	(39,281)
Japanese Yen vs U.S. Dollar, expiring 1/15/10	14,575	156,501	162,747	(6,246)
Japanese Yen vs U.S. Dollar, expiring 1/15/10	9,000	96,639	102,414	(5,775)
Japanese Yen vs U.S. Dollar, expiring 1/15/10	6,325	67,916	70,215	(2,299)
Japanese Yen vs U.S. Dollar, expiring 1/15/10	17,495	187,856	200,801	(12,945)
Japanese Yen vs U.S. Dollar, expiring 1/15/10	20,000	214,754	226,868	(12,114)

				$(436,052)

	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sell Contracts
British Pound vs U.S. Dollar, expiring 1/15/10	10	16,557	16,030	527
Hong Kong Dollar vs U.S. Dollar, expiring 1/15/10	8	1,063	1,062	1
Hong Kong Dollar vs U.S. Dollar, expiring 1/15/10	62	7,972	7,966	6
Japanese Yen vs U.S. Dollar, expiring 1/15/10	2,000	22,553	21,475	1,078
Japanese Yen vs U.S. Dollar, expiring 1/15/10	80,295	872,677	862,182	10,495
Japanese Yen vs U.S. Dollar, expiring 1/15/10	19,750	227,926	212,069	15,857
Japanese Yen vs U.S. Dollar, expiring 1/15/10	6,000	67,867	64,426	3,441
Swedish Krona vs U.S. Dollar, expiring 1/15/10	116	16,904	16,188	716

				$32,121

				$(403,931)

# Value is less than $0.50

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$3,842,592	$—	$3,842,592
Consumer Staples	—	3,951,836	—	3,951,836
Energy	—	3,305,964	—	3,305,964
Financials	—	10,048,313	—	10,048,313
Health Care	—	3,322,401	—	3,322,401
Industrials	—	4,430,291	439	4,430,730
Information Technology	—	1,906,108	—	1,906,108
Materials	—	4,105,428	—	4,105,428
Telecommunication Services	—	2,305,758	—	2,305,758
Utilities	—	2,323,342	—	2,323,342
Forward Currency Contracts	—	52,721	—	52,721
Futures	298,517	–	—	298,517
Short-Term Investments	—	15,480,657	—	15,480,657
Warrants
Financials	—	114	—	114

Total Assets	$298,517	$55,075,525	$439	$55,374,481

Liabilities:
Forward Currency Contracts	$—	$(456,652)	$—	$(456,652)

Total Liabilities	$—	$(456,652)	$—	$(456,652)

Total	$298,517	$54,618,873	$439	$54,917,829

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Industrials
Balance as of 12/31/08	$—
Total gains or losses (realized/unrealized) included in earnings	—
Purchases, sales, issuances, and settlements (net)	—
Transfers in and/or out of Level 3	439
Balance as of 12/31/09	$439
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/09.	$ (6)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	52,721
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	298,517	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$351,238

Derivatives Not Accounted for as Hedging Instruments^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(456,652)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(456,652)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	159,408	—	159,408
Credit contracts	—	—	—	—	—
Equity contracts	—	1,183,779	—	—	1,183,779
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,183,779	$159,408	$—	$1,343,187

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(403,931)	—	(403,931)
Credit contracts	—	—	—	—	—
Equity contracts	—	298,517	—	—	298,517
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$298,517	$(403,931)	$—	$(105,414)

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $6,815,000 and futures contracts with an average notional balance of approximately $9,013,000 during the period ended December 31, 2009.

^ This Portfolio held forward foreign currency and futures contracts to gain or reduce exposure to the financial markets.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the period ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$41,937,043
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$2,578,683

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$782,849
Aggregate gross unrealized depreciation	(781,101)

Net unrealized appreciation	$1,748

Federal income tax cost of investments	$55,021,495

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $15,480,657)	$15,480,657
Unaffiliated Issuers (Cost $39,468,088)	39,542,586
Foreign cash (Cost $19,852,878)	19,331,647
Foreign cash held as collateral at broker (Cost $1,343,527)	1,344,798
Receivable from Separate Accounts for Trust shares sold	648,139
Unrealized appreciation of forward foreign currency contracts	52,721
Receivable from investment manager	29,573
Variation margin receivable on futures contracts	21,778
Dividends, interest and other receivables	21,741
Receivable for securities sold	702
Receivable from investment sub-advisor	270

Total assets	76,474,612

LIABILITIES
Overdraft payable	239,102
Payable for securities purchased	19,147,719
Unrealized depreciation of forward foreign currency contracts	456,652
Trustees’ fees payable	17
Distribution fees payable - Class IB	7
Payable to Separate Accounts for Trust shares redeemed	1
Accrued expenses	37,019

Total liabilities	19,880,517

NET ASSETS	$56,594,095

Net assets were comprised of:
Paid in capital	$56,113,178
Accumulated undistributed net investment income (loss)	34,168
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	1,025,847
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(579,098)

Net assets	$56,594,095

Class IA
Net asset value, offering and redemption price per share, $56,502,822 / 4,597,366 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.29

Class IB†
Net asset value, offering and redemption price per share, $91,273 / 7,426 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.29

*	The Portfolio commenced operations on May 27, 2009.
†	Class IB commenced operations on October 29, 2009.

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2009*

INVESTMENT INCOME
Dividends (net of $10,617 foreign withholding tax)	$97,530
Interest ($434 of interest income received from affiliates)	857

Total income	98,387

EXPENSES
Custodian fees	61,944
Administrative fees	57,865
Investment management fees	48,170
Professional fees	40,144
Printing and mailing expenses	4,357
Trustees’ fees	49
Distribution fees - Class IB	9
Miscellaneous	1,694

Gross expenses	214,232
Less: Waiver from investment advisor	(106,035)
Reimbursement from investment advisor	(32,891)
Reimbursement from investment sub-advisor	(270)

Net expenses	75,036

NET INVESTMENT INCOME (LOSS)	23,351

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($ 6,876 of realized gain (loss) from affiliates)	109,728
Foreign currency transactions	283,889
Futures	1,183,779

Net realized gain (loss)	1,577,396

Change in unrealized appreciation (depreciation) on:
Securities	74,498
Foreign currency translations	(952,113)
Futures	298,517

Net change in unrealized appreciation (depreciation)	(579,098)

NET REALIZED AND UNREALIZED GAIN (LOSS)	998,298

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,021,649

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

STATEMENT OF CHANGES IN NET ASSETS

May 27, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$23,351
Net realized gain (loss) on investments, futures and foreign currency transactions	1,577,396
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(579,098)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,021,649

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(275,139)
Class IB†	(53)

(275,192)

Distributions from net realized capital gains
Class IA	(265,485)
Class IB†	(55)

(265,540)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(540,732)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,543,239 shares ]	55,390,423
Capital shares issued in reinvestment of dividends and distributions [ 44,738 shares ]	540,624
Capital shares repurchased [ (611) shares ]	(7,658)

Total Class IA transactions	55,923,389

Class IB†
Capital shares sold [ 7,419 shares ]	89,707
Capital shares issued in reinvestment of dividends and distributions [ 9 shares ]	108
Capital shares repurchased [ (2) shares ]	(26)

Total Class IB transactions	89,789

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	56,013,178

TOTAL INCREASE (DECREASE) IN NET ASSETS	56,494,095
NET ASSETS:
Beginning of period	100,000

End of period (a)	$56,594,095

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$34,168

* The Portfolio commenced operations on May 27, 2009.
† Class IB commenced operations on October 29, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-I

FINANCIAL HIGHLIGHTS

Class IA	May 27, 2009* to December 31, 2009
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	(e)
Net realized and unrealized gain (loss) on investments	2.41

Total from investment operations	2.43

Less distributions:
Dividends from net investment income	(0.07)
Distributions from net realized gains	(0.07)

Total dividends and distributions	(0.14)

Net asset value, end of period	$12.29

Total return (b)	24.27%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$56,503
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.70%
Before waivers and reimbursements (a)	2.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.23%
Before waivers and reimbursements (a)	(1.08)%
Portfolio turnover rate	24%

Class IB	October 29, 2009* to December 31, 2009
Net asset value, beginning of period	$11.98

Income (loss) from investment operations:
Net investment income (loss)	(0.18	)(e)
Net realized and unrealized gain (loss) on investments	0.62

Total from investment operations	0.44

Less distributions:
Dividends from net investment income	(0.06)
Distributions from net realized gains	(0.07)

Total dividends and distributions	(0.13)

Net asset value, end of period	$12.29

Total return (b)	3.68%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$91
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.94	%(c)
Before waivers and reimbursements (a)	2.25	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(8.26)%
Before waivers and reimbursements (a)	(9.62)%
Portfolio turnover rate	24%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-II (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Life Insurance Company

➢	BlackRock Investment Management LLC

PERFORMANCE RESULTS

Total Returns as of 12/31/09
Since Incept.*
Portfolio – IA Shares	1.28%
MSCI EAFE Index	5.52
* Date of inception 8/28/09 Returnsfor periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 1.28% for the period August 28, 2009 through December 31, 2009. The Portfolio’s benchmark, the MSCI EAFE Index, returned 5.52% over the same period.

Investment Objective

The Portfolio seeks a total return that is comparable to that of the Morgan Stanley Capital International (“MSCI”) EAFE Index or a combination of the ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index, FTSE 100 Index and the Tokyo Stock Price Index (collectively, the “Indices”) by investing in a combination of long and short positions based on securities included in the MSCI EAFE or the Indices.

The Investment Strategy

The Portfolio utilizes a strategy that combines a passive investment index style focused on equity securities of foreign companies and tactically manages volatility using a futures and options strategy that manages the Portfolio’s equity exposure.

Portfolio Highlights

For the period ended December 31, 2009

The global economic recovery broadened in late 2009 as evidence emerged that the U.S. and the euro area had returned to positive growth, and much of Asia — including China, India, Singapore, South Korea and Taiwan —posted double-digit gains in the third quarter. A resurgence of domestic demand in these countries has added momentum to the economic recoveries of other nations, such as Japan and Australia, by boosting their exports. Global trade flows and consumer and business confidence have also rebounded. Value finished the year significantly ahead of growth. Growth led in the market slump of January and February followed by value leadership during the sharp market rebound from March through August with growth leading again during the last few months of more moderate market gains.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	13.2%
Consumer Staples	5.5
Industrials	5.2
Materials	5.1
Consumer Discretionary	4.9
Health Care	4.5
Energy	4.2
Utilities	3.2
Telecommunication Services	3.0
Information Technology	2.5
Exchange Traded Funds	— #
Cash and Other	48.7

100.0%

# Less than 0.1%

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-II (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on August 28, 2009, the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value†	Ending Account Value 12/31/09	Expenses Paid During Period* Ended 12/31/09
Class IA†
Actual	$1,000.00	$1,012.80	$2.31
Hypothetical (5% average return before expenses)	1,000.00	1,014.79	2.35

†Class IA commenced operations on August 28, 2009.

*   Expenses are equal to the Portfolio’s Class IA shares annualized expense ratios of 0.68% multiplied by the average account value over the period, multiplied by 123/365 for Class IA (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period for the hypothetical example).

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-II

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (4.2%)
AGL Energy Ltd.	51,238	$644,523
Alumina Ltd.*	304,497	500,011
Amcor Ltd.	130,706	728,164
AMP Ltd.	251,724	1,516,055
Aristocrat Leisure Ltd.	42,001	149,920
Arrow Energy Ltd.*	84,345	312,231
Asciano Group*	370,198	597,672
ASX Ltd.	16,473	513,048
Australia & New Zealand Banking Group Ltd.	297,543	6,053,751
AXA Asia Pacific Holdings Ltd.	63,828	375,557
Bendigo and Adelaide Bank Ltd.	56,814	498,076
BHP Billiton Ltd.	417,210	15,976,547
Billabong International Ltd.	26,464	257,283
BlueScope Steel Ltd.	179,862	496,314
Boral Ltd.	79,271	418,894
Brambles Ltd.	168,157	1,018,665
Caltex Australia Ltd.*	34,806	288,823
CFS Retail Property Trust (REIT)	199,707	338,227
Coca-Cola Amatil Ltd.	66,256	682,754
Cochlear Ltd.	8,942	552,161
Commonwealth Bank of Australia	188,762	9,204,447
Computershare Ltd.	59,816	609,930
Crown Ltd.	63,591	455,282
CSL Ltd.	72,501	2,109,204
CSR Ltd.	229,605	369,300
Dexus Property Group (REIT)	777,025	586,729
Energy Resources of Australia Ltd.	10,505	224,673
Fairfax Media Ltd.	284,539	438,885
Fortescue Metals Group Ltd.*	135,607	534,049
Foster’s Group Ltd.	230,803	1,135,746
Goodman Fielder Ltd.	261,337	380,397
Goodman Group (REIT)	648,303	364,840
GPT Group (REIT)	1,021,795	548,760
Harvey Norman Holdings Ltd.	77,814	292,188
Incitec Pivot Ltd.	151,333	479,588
Insurance Australia Group Ltd.	276,666	990,993
Leighton Holdings Ltd.	16,517	558,089
Lend Lease Corp., Ltd.	58,278	531,055
Macquarie Group Ltd.	38,788	1,660,647
Macquarie Infrastructure Group	309,235	368,507
MAp Group	58,538	158,062
Metcash Ltd.	109,876	439,790
Mirvac Group (REIT)	325,633	453,015
National Australia Bank Ltd.	247,097	6,012,660
Newcrest Mining Ltd.	57,497	1,802,002
Nufarm Ltd.	43,943	429,311
OneSteel Ltd.	167,618	498,646
Orica Ltd.	46,168	1,070,111
Origin Energy Ltd.	110,745	1,662,593
OZ Minerals Ltd.*	536,402	560,889
Paladin Energy Ltd.*	62,656	232,530
Perpetual Ltd.	5,309	175,216
Qantas Airways Ltd.	103,513	275,114
QBE Insurance Group Ltd.	126,730	2,892,553
Rio Tinto Ltd.	53,505	3,540,200
Santos Ltd.	99,713	1,255,578

	Number of Shares	Value (Note 1)

Sims Metal Management Ltd.	19,333	$378,441
Sonic Healthcare Ltd.	44,261	609,577
SP AusNet	234,203	191,807
Stockland Corp., Ltd. (REIT)	299,436	1,052,272
Suncorp-Metway Ltd.	165,640	1,279,020
TABCORP Holdings Ltd.	69,644	431,862
Tatts Group Ltd.	226,912	494,992
Telstra Corp., Ltd.	531,599	1,629,122
Toll Holdings Ltd.	99,203	773,072
Transurban Group	140,983	698,397
Wesfarmers Ltd.	122,810	3,414,450
Wesfarmers Ltd. (PPS)	19,334	537,540
Westfield Group (REIT)	251,786	2,807,988
Westpac Banking Corp.	360,383	8,111,939
Woodside Petroleum Ltd.	60,579	2,546,111
Woolworths Ltd.	150,674	3,774,106
WorleyParsons Ltd.	18,286	473,690

		104,424,641

Austria (0.2%)
Erste Group Bank AG	23,226	860,920
Immoeast AG*	22,841	125,219
OMV AG	19,610	858,752
Raiffeisen International Bank Holding AG	6,989	395,589
Telekom Austria AG	39,214	559,881
Verbund – Oesterreichische Elektrizitaetswirtschafts AG, Class A	9,238	391,663
Vienna Insurance Group	5,814	298,544
Voestalpine AG	13,836	504,527

		3,995,095

Belgium (0.5%)
Anheuser-Busch InBev N.V.*	105,322	4,671,162
Belgacom S.A.	17,266	622,783
Cie Nationale a Portefeuille	4,946	263,770
Colruyt S.A.	2,103	507,057
Delhaize Group S.A.	11,965	916,433
Dexia S.A.*	62,650	394,101
Fortis*	267,974	992,806
Groupe Bruxelles Lambert S.A.	10,393	978,079
KBC Groep N.V.*	20,261	877,423
Mobistar S.A.	4,737	323,941
Solvay S.A.	7,533	812,107
UCB S.A.	13,156	550,921
Umicore	13,320	443,555

		12,354,138

Bermuda (0.0%)
Seadrill Ltd.	33,350	844,769

China (0.0%)
Foxconn International Holdings Ltd.*	274,551	316,069

Cyprus (0.0%)
Bank of Cyprus PCL	73,105	509,575

Denmark (0.5%)
A. P. Moller – Maersk A/S, Class A	71	478,630
A. P. Moller – Maersk A/S, Class B	145	1,013,943

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Carlsberg A/S, Class B	12,878	$950,353
Coloplast A/S, Class B	2,090	189,949
Danske Bank A/S*	57,103	1,300,177
DSV A/S*	26,394	473,519
H. Lundbeck A/S	8,304	151,144
Novo Nordisk A/S, Class B	55,191	3,531,275
Novozymes A/S, Class B	6,072	629,604
Topdanmark A/S*	1,871	253,340
TrygVesta A/S	4,262	281,339
Vestas Wind Systems A/S*	24,847	1,520,319
William Demant Holding A/S*	3,746	282,279

		11,055,871

Finland (0.6%)
Elisa Oyj	18,025	411,791
Fortum Oyj	56,018	1,517,585
Kesko Oyj, Class B	9,033	297,933
Kone Oyj, Class B	19,968	853,436
Metso Oyj	15,023	528,196
Neste Oil Oyj	17,969	318,678
Nokia Oyj	464,264	5,960,147
Nokian Renkaat Oyj	13,141	318,842
Orion Oyj, Class B	9,305	200,359
Outokumpu Oyj	11,196	210,522
Pohjola Bank plc	18,252	197,514
Rautaruukki Oyj	13,629	312,929
Sampo Oyj, Class A	52,069	1,263,694
Sanoma Oyj	9,995	224,297
Stora Enso Oyj, Class R*	67,588	473,755
UPM-Kymmene Oyj	62,359	741,630
Wartsila Oyj	12,930	516,866

		14,348,174

France (5.3%)
Accor S.A.	18,290	993,583
Aeroports de Paris S.A.	5,722	460,261
Air France-KLM*	12,235	190,765
Air Liquide S.A.	30,635	3,616,260
Alcatel-Lucent*	234,510	785,411
Alstom S.A.	24,532	1,704,446
Atos Origin S.A.*	4,823	219,597
AXA S.A.	203,475	4,812,233
BioMerieux	3,184	370,347
BNP Paribas S.A.	114,724	9,053,286
Bouygues S.A.	26,892	1,402,460
Bureau Veritas S.A.	7,707	399,224
Cap Gemini S.A.	17,265	782,026
Carrefour S.A.	77,695	3,735,532
Casino Guichard Perrachon S.A.	8,957	802,727
Christian Dior S.A.	7,438	764,488
Cie de Saint-Gobain S.A.	45,900	2,463,804
Cie Generale de Geophysique-Veritas*	26,090	556,465
Cie Generale d’Optique Essilor International S.A.	24,019	1,429,940
CNP Assurances S.A.	6,886	666,692
Compagnie Generale des Etablissements Michelin, Class B	17,597	1,349,785
Credit Agricole S.A.	110,906	1,933,497
Danone S.A.	67,043	4,082,871
Dassault Systemes S.A.	9,194	523,317

	Number of Shares	Value (Note 1)

EDF S.A.	29,981	$1,784,032
Eiffage S.A.	3,081	174,073
Eramet S.A.	1,158	360,620
Eurazeo S.A.	4,004	279,409
Eutelsat Communications S.A.	16,106	516,739
Fonciere Des Regions (REIT)	2,501	255,775
France Telecom S.A.	226,462	5,654,170
GDF Suez S.A.	150,719	6,538,757
Gecina S.A. (REIT)	3,705	401,016
Hermes International S.A.	7,152	951,334
ICADE (REIT)	1,599	152,070
Iliad S.A.	2,689	320,350
Imerys S.A.	3,223	191,692
Ipsen S.A.	2,350	130,536
J.C. Decaux S.A.*	9,618	233,193
Klepierre S.A. (REIT)	12,816	521,348
Lafarge S.A.	24,384	2,005,254
Lagardere S.C.A.	16,058	647,951
Legrand S.A.	14,827	413,447
L’Oreal S.A.	29,312	3,254,362
LVMH Moet Hennessy Louis Vuitton S.A.	29,954	3,363,301
M6-Metropole Television	5,590	143,023
Natixis S.A.*	103,284	514,151
Neopost S.A.	6,285	519,273
PagesJaunes Groupe S.A.	11,584	128,959
Pernod-Ricard S.A.	24,027	2,062,364
Peugeot S.A.*	17,386	582,444
PPR S.A.	9,124	1,093,319
Publicis Groupe S.A.	15,099	612,519
Renault S.A.*	23,545	1,198,934
Safran S.A.	44,657	868,777
Sanofi-Aventis S.A.	129,724	10,168,638
Schneider Electric S.A.	28,686	3,323,327
SCOR SE	28,097	701,807
Societe BIC S.A.	2,258	156,281
Societe Des Autoroutes Paris-Rhin-Rhone*	4,894	374,880
Societe Generale S.A.	73,540	5,088,413
Societe Television Francaise 1 S.A.	9,519	175,787
Sodexo S.A.	11,353	648,428
Suez Environnement Co. S.A.	38,709	894,246
Technip S.A.	11,213	785,737
Thales S.A.	13,138	673,264
Total S.A.	263,252	16,869,598
Unibail-Rodamco S.A. (REIT)	10,354	2,279,310
Vallourec S.A.	5,679	1,032,929
Veolia Environnement	46,819	1,539,505
Vinci S.A.	52,633	2,947,977
Vivendi S.A.	146,870	4,335,850

		130,968,186

Germany (4.1%)
Adidas AG	23,420	1,264,485
Allianz SE (Registered)	55,754	6,939,861
BASF SE	113,311	7,028,280
Bayer AG	98,073	7,838,496
Bayerische Motoren Werke (BMW) AG (Preference)	15,787	519,273
Bayerische Motoren Werke (BMW) AG	40,164	1,825,919

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Beiersdorf AG	12,507	$821,980
Celesio AG	15,855	402,830
Commerzbank AG*	85,066	713,215
Daimler AG	110,862	5,923,024
Deutsche Bank AG (Registered)	72,804	5,131,426
Deutsche Boerse AG	23,745	1,974,191
Deutsche Lufthansa AG (Registered)	33,317	559,343
Deutsche Post AG (Registered)	106,274	2,044,842
Deutsche Postbank AG*	15,193	496,446
Deutsche Telekom AG (Registered)	349,392	5,160,172
E.ON AG	236,050	9,854,537
Fraport AG	5,547	288,522
Fresenius Medical Care AG & Co. KGaA	24,389	1,291,353
Fresenius SE	1,984	123,501
Fresenius SE (Preference)	9,527	680,867
GEA Group AG	19,724	439,133
Hamburger Hafen und Logistik AG	146	5,642
Hannover Rueckversicherung AG (Registered)*	9,158	429,871
HeidelbergCement AG	17,614	1,211,591
Henkel AG & Co. KGaA	21,203	946,912
Henkel AG & Co. KGaA (Preference)	22,983	1,196,556
Hochtief AG	6,421	490,688
Infineon Technologies AG*	129,484	714,825
K+S AG	19,303	1,109,599
Linde AG	18,866	2,270,806
MAN SE	12,658	985,845
Merck KGaA	7,891	737,562
Metro AG	13,152	801,657
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	24,716	3,852,903
Porsche Automobil Holding SE (Preference)	10,119	635,571
Puma AG Rudolf Dassler Sport	801	265,282
RWE AG	51,397	4,994,636
RWE AG (Non-Voting)(Preference)	6,014	536,584
Salzgitter AG	4,230	413,483
SAP AG	105,379	4,970,090
Siemens AG (Registered)	101,749	9,332,718
Solarworld AG	5,925	129,839
Suedzucker AG	11,823	245,471
ThyssenKrupp AG	34,274	1,290,825
TUI AG*	20,430	170,426
United Internet AG*	18,055	238,768
Volkswagen AG	8,325	920,913
Volkswagen AG (Preference)	11,276	1,059,940
Wacker Chemie AG	4,380	763,921

		102,044,620

Greece (0.2%)
Alpha Bank AE*	47,948	554,707
Coca Cola Hellenic Bottling Co. S.A.	24,366	555,104
EFG Eurobank Ergasias S.A.*	40,570	449,940
Hellenic Petroleum S.A.	9,734	108,171

	Number of Shares	Value (Note 1)

Hellenic Telecommunications Organization S.A.	33,457	$489,859
Marfin Investment Group S.A.*	89,617	254,889
National Bank of Greece S.A.*	76,547	1,951,877
OPAP S.A.	29,547	646,847
Piraeus Bank S.A.*	34,805	397,137
Public Power Corp. S.A.*	12,858	237,319
Titan Cement Co. S.A.	7,328	212,269

		5,858,119

Hong Kong (1.2%)
ASM Pacific Technology Ltd.	21,277	199,991
Bank of East Asia Ltd.	144,921	569,004
BOC Hong Kong Holdings Ltd.	442,423	995,031
Cathay Pacific Airways Ltd.*	194,368	360,175
Cheung Kong Holdings Ltd.	170,508	2,186,546
Cheung Kong Infrastructure Holdings Ltd.	63,113	239,547
Chinese Estates Holdings Ltd.	215,173	366,403
CLP Holdings Ltd.	258,628	1,747,532
Esprit Holdings Ltd.	133,824	880,762
Genting Singapore plc*	544,772	498,925
Hang Lung Group Ltd.	100,000	494,711
Hang Lung Properties Ltd.	267,111	1,043,593
Hang Seng Bank Ltd.	97,232	1,430,421
Henderson Land Development Co., Ltd.	138,496	1,031,944
Hong Kong & China Gas Co., Ltd.	504,111	1,257,324
Hong Kong Aircraft Engineering Co., Ltd.	3,969	51,420
Hong Kong Exchanges and Clearing Ltd.	124,522	2,216,791
HongKong Electric Holdings Ltd.	178,165	968,055
Hopewell Holdings Ltd.	43,362	139,702
Hutchison Whampoa Ltd.	269,533	1,843,262
Hysan Development Co., Ltd.	79,907	226,261
Kerry Properties Ltd.	85,324	430,827
Li & Fung Ltd.	277,375	1,141,531
Lifestyle International Holdings Ltd.	58,750	108,970
Link REIT (REIT)	212,619	541,064
Mongolia Energy Co., Ltd.*	331,602	168,289
MTR Corp.	187,016	642,463
New World Development Ltd.	242,631	495,199
Noble Group Ltd.	139,789	320,271
NWS Holdings Ltd.	119,914	220,526
Orient Overseas International Ltd.	33,705	156,448
PCCW Ltd.	316,065	76,076
Shangri-La Asia Ltd.	178,240	333,395
Sino Land Co., Ltd.	221,735	428,073
Sun Hung Kai Properties Ltd.	171,708	2,547,879
Swire Pacific Ltd., Class A	98,312	1,185,183
Television Broadcasts Ltd.	27,446	131,695
Wharf Holdings Ltd.	171,326	979,658
Wheelock & Co., Ltd.	184,774	562,248
Wing Hang Bank Ltd.	32,351	300,609
Yue Yuen Industrial Holdings Ltd.	92,337	266,681

		29,784,485

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Ireland (0.2%)
CRH plc	90,129	$2,448,974
Elan Corp. plc*	67,811	424,427
Experian plc	105,134	1,039,315
Kerry Group plc, Class A	19,128	577,608
Shire plc	71,340	1,395,108

		5,885,432

Italy (1.7%)
A2A S.p.A.	175,360	367,048
ACEA S.p.A.	11,287	120,576
Assicurazioni Generali S.p.A.	144,517	3,874,662
Atlantia S.p.A.	32,708	850,216
Autogrill S.p.A.*	7,876	99,058
Banca Carige S.p.A.	106,932	284,575
Banca Monte dei Paschi di Siena S.p.A.	255,800	447,887
Banca Popolare Societa Cooperativa	30,624	217,248
Banco Popolare S.c.a.r.l.*	76,150	570,001
Enel S.p.A.	812,476	4,717,977
ENI S.p.A.	320,656	8,163,609
Exor S.p.A.	8,337	161,226
Fiat S.p.A.*	92,744	1,349,777
Finmeccanica S.p.A.	52,317	834,367
Fondiaria-Sai S.p.A.	6,462	102,158
Intesa Sanpaolo S.p.A.*	1,142,253	4,892,304
Italcementi S.p.A.	7,431	101,498
Lottomatica S.p.A.	8,064	161,576
Luxottica Group S.p.A.	15,857	410,771
Mediaset S.p.A.	76,410	624,334
Mediobanca S.p.A.*	62,050	736,221
Mediolanum S.p.A.	50,862	315,823
Parmalat S.p.A.	210,750	590,540
Pirelli & C S.p.A.*	271,880	162,299
Prysmian S.p.A.	12,961	226,878
Saipem S.p.A.	31,711	1,089,361
Saras S.p.A.	41,164	128,418
Snam Rete Gas S.p.A.	173,337	861,952
Telecom Italia S.p.A.	1,226,415	1,902,092
Telecom Italia S.p.A. (RNC)	779,319	860,088
Terna Rete Elettrica Nazionale S.p.A.	128,359	552,302
UniCredit S.p.A.*	1,751,441	5,825,959
Unione di Banche Italiane S.c.p.A.	74,061	1,060,872
Unipol Gruppo Finanziario S.p.A.*	70,737	96,569

		42,760,242

Japan (10.7%)
77 Bank Ltd.	29,541	156,332
ABC-Mart, Inc.	4,660	129,499
Acom Co., Ltd.	14,964	226,987
Advantest Corp.	18,402	478,108
Aeon Co., Ltd.	84,148	680,392
Aeon Credit Service Co., Ltd.	6,862	65,933
Aeon Mall Co., Ltd.	17,238	333,577
Aioi Insurance Co., Ltd.	70,720	338,116
Air Water, Inc.	6,000	70,645
Aisin Seiki Co., Ltd.	25,162	719,168
Ajinomoto Co., Inc.	86,832	817,468

	Number of Shares	Value (Note 1)

Alfresa Holdings Corp.	4,234	$167,630
All Nippon Airways Co., Ltd.	134,698	365,102
Amada Co., Ltd.	38,852	241,120
Aozora Bank Ltd.*	66,082	69,829
Asahi Breweries Ltd.	45,613	836,500
Asahi Glass Co., Ltd.	129,248	1,210,775
Asahi Kasei Corp.	164,922	824,118
Asics Corp.	17,052	152,671
Astellas Pharma, Inc.	54,870	2,043,835
Bank of Kyoto Ltd.	36,918	297,929
Bank of Yokohama Ltd.	143,300	648,956
Benesse Holdings, Inc.	8,226	343,997
Bridgestone Corp.	73,036	1,279,906
Brother Industries Ltd.	30,785	351,689
Canon Marketing Japan, Inc.	9,038	132,726
Canon, Inc.	132,870	5,617,087
Casio Computer Co., Ltd.	35,873	285,207
Central Japan Railway Co.	192	1,280,796
Chiba Bank Ltd.	88,328	527,108
Chiyoda Corp.	6,000	45,616
Chubu Electric Power Co., Inc.	80,646	1,921,856
Chugai Pharmaceutical Co., Ltd.	29,653	552,448
Chugoku Bank Ltd.	30,489	376,034
Chugoku Electric Power Co., Inc.	36,438	694,894
Chuo Mitsui Trust Holdings, Inc.	128,129	427,637
Citizen Holdings Co., Ltd.	68,648	390,568
Coca-Cola West Co., Ltd.	7,452	131,054
Cosmo Oil Co., Ltd.	58,778	123,038
Credit Saison Co., Ltd.	17,784	199,100
Dai Nippon Printing Co., Ltd.	71,838	905,799
Daicel Chemical Industries Ltd.	40,045	233,821
Daido Steel Co., Ltd.	27,481	101,465
Daihatsu Motor Co., Ltd.	23,800	236,859
Daiichi Sankyo Co., Ltd.	81,213	1,699,238
Daikin Industries Ltd.	29,977	1,169,936
Dainippon Sumitomo Pharma Co., Ltd.	29,608	309,197
Daito Trust Construction Co., Ltd.	8,462	399,032
Daiwa House Industry Co., Ltd.	66,342	709,844
Daiwa Securities Group, Inc.	194,524	975,192
DeNA Co., Ltd.	15	88,194
Denki Kagaku Kogyo KK	54,282	242,746
Denso Corp.	61,588	1,845,805
Dentsu, Inc.	18,722	430,865
DIC Corp.	24,069	40,820
Dowa Holdings Co., Ltd.	20,608	114,376
East Japan Railway Co.	41,432	2,614,355
Eisai Co., Ltd.	32,246	1,182,025
Electric Power Development Co., Ltd.	21,097	598,250
Elpida Memory, Inc.*	28,961	472,396
FamilyMart Co., Ltd.	8,696	256,284
Fanuc Ltd.	23,256	2,162,467
Fast Retailing Co., Ltd.	5,684	1,060,852
Fuji Electric Holdings Co., Ltd.*	65,712	113,413
Fuji Heavy Industries Ltd.*	111,520	541,205
Fuji Media Holdings, Inc.	159	219,363
Fujifilm Holdings Corp.	57,332	1,712,785
Fujitsu Ltd.	223,258	1,435,770

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Fukuoka Financial Group, Inc.	88,017	$305,437
Furukawa Electric Co., Ltd.	114,712	477,391
GS Yuasa Corp.	32,037	235,123
Gunma Bank Ltd.	40,726	206,795
Hachijuni Bank Ltd.	71,912	418,341
Hakuhodo DY Holdings, Inc.	1,654	79,870
Hankyu Hanshin Holdings, Inc.	149,552	663,950
Hikari Tsushin, Inc.	1,004	18,145
Hino Motors Ltd.*	34,170	118,430
Hirose Electric Co., Ltd.	3,434	357,921
Hiroshima Bank Ltd.	52,720	202,037
Hisamitsu Pharmaceutical Co., Inc.	6,533	210,782
Hitachi Chemical Co., Ltd.	13,612	274,006
Hitachi Construction Machinery Co., Ltd.	16,187	421,942
Hitachi High-Technologies Corp.	12,282	241,303
Hitachi Ltd.*	697,589	2,136,590
Hitachi Metals Ltd.	22,614	215,334
Hokkaido Electric Power Co., Inc.	24,532	445,192
Hokuhoku Financial Group, Inc.	146,048	297,168
Hokuriku Electric Power Co.	23,662	514,886
Honda Motor Co., Ltd.	202,796	6,856,951
HOYA Corp.	52,598	1,394,413
Ibiden Co., Ltd.	16,766	597,101
Idemitsu Kosan Co., Ltd.	4,510	261,215
IHI Corp.*	171,166	271,320
INPEX Corp.	106	795,580
Isetan Mitsukoshi Holdings Ltd.	47,332	426,526
Isuzu Motors Ltd.*	213,862	399,495
Ito En Ltd.	7,289	109,318
ITOCHU Corp.	179,968	1,323,378
ITOCHU Techno-Solutions Corp.	2,666	71,347
Iyo Bank Ltd.	47,422	383,852
J. Front Retailing Co., Ltd.	54,332	239,390
Jafco Co., Ltd.	1,584	38,074
Japan Airlines Corp.*	100,330	72,161
Japan Petroleum Exploration Co.	3,490	153,224
Japan Prime Realty Investment Corp. (REIT)	48	99,386
Japan Real Estate Investment Corp. (REIT)	51	374,348
Japan Retail Fund Investment Corp. (REIT)	31	138,752
Japan Steel Works Ltd.	43,978	553,016
Japan Tobacco, Inc.	568	1,916,522
JFE Holdings, Inc.	59,524	2,344,052
JGC Corp.	22,674	417,408
Joyo Bank Ltd.	75,520	301,546
JS Group Corp.	30,077	517,489
JSR Corp.	20,482	415,187
JTEKT Corp.	24,418	312,036
Jupiter Telecommunications Co., Ltd.	311	308,114
Kajima Corp.	166,261	333,733
Kamigumi Co., Ltd.	45,296	329,136
Kaneka Corp.	39,356	249,679
Kansai Electric Power Co., Inc.	92,677	2,089,027
Kansai Paint Co., Ltd.	26,548	220,435
Kao Corp.	64,733	1,511,187
Kawasaki Heavy Industries Ltd.	125,160	315,495
Kawasaki Kisen Kaisha Ltd.*	51,838	146,893

	Number of Shares	Value (Note 1)

KDDI Corp.	352	$1,856,231
Keihin Electric Express Railway Co., Ltd.	49,534	362,838
Keio Corp.	77,653	467,830
Keisei Electric Railway Co., Ltd.	29,045	158,723
Keyence Corp.	5,221	1,076,367
Kikkoman Corp.	19,177	234,283
Kinden Corp.	11,304	95,203
Kintetsu Corp.	214,020	708,730
Kirin Holdings Co., Ltd.	102,009	1,626,244
Kobe Steel Ltd.*	330,905	599,335
Koito Manufacturing Co., Ltd.	4,000	63,724
Komatsu Ltd.	115,128	2,400,190
Konami Corp.	17,012	303,379
Konica Minolta Holdings, Inc.	62,564	641,664
Kubota Corp.	131,492	1,209,179
Kuraray Co., Ltd.	32,008	374,670
Kurita Water Industries Ltd.	13,786	430,725
Kyocera Corp.	19,596	1,728,241
Kyowa Hakko Kirin Co., Ltd.	30,733	323,318
Kyushu Electric Power Co., Inc.	48,012	987,392
Lawson, Inc.	5,820	256,399
Leopalace21 Corp.	3,144	12,774
Mabuchi Motor Co., Ltd.	5,548	272,768
Makita Corp.	12,954	440,771
Marubeni Corp.	196,332	1,068,826
Marui Group Co., Ltd.	23,714	145,362
Maruichi Steel Tube Ltd.	2,084	41,631
Matsui Securities Co., Ltd.	10,036	69,785
Mazda Motor Corp.*	168,621	385,535
McDonald’s Holdings Co. Japan Ltd.	15,165	289,409
Medipal Holdings Corp.	17,878	220,744
MEIJI Holdings Co. Ltd.*	12,282	462,009
Minebea Co., Ltd.	31,289	169,266
Mitsubishi Chemical Holdings Corp.	159,641	672,739
Mitsubishi Corp.	164,116	4,080,390
Mitsubishi Electric Corp.*	244,629	1,806,108
Mitsubishi Estate Co., Ltd.	146,989	2,331,462
Mitsubishi Gas Chemical Co., Inc.	74,289	373,096
Mitsubishi Heavy Industries Ltd.	385,744	1,354,595
Mitsubishi Logistics Corp.	24,992	292,495
Mitsubishi Materials Corp.*	124,181	304,077
Mitsubishi Motors Corp.*	468,782	645,961
Mitsubishi Rayon Co., Ltd.	69,653	278,687
Mitsubishi Tanabe Pharma Corp.	26,110	324,714
Mitsubishi UFJ Financial Group, Inc.	1,491,314	7,301,755
Mitsubishi UFJ Lease & Finance Co., Ltd.	11,070	332,056
Mitsui & Co., Ltd.	210,946	2,986,386
Mitsui Chemicals, Inc.	120,712	310,415
Mitsui Engineering & Shipbuilding Co., Ltd.	81,142	194,061
Mitsui Fudosan Co., Ltd.	101,573	1,705,696
Mitsui Mining & Smelting Co., Ltd.*	44,838	116,041
Mitsui O.S.K. Lines Ltd.	135,425	710,887
Mitsui Sumitomo Insurance Group Holdings, Inc.	50,448	1,280,348
Mitsumi Electric Co., Ltd.	8,800	154,848
Mizuho Financial Group, Inc.	1,603,244	2,868,718

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Mizuho Securities Co., Ltd.	70,778	$211,851
Mizuho Trust & Banking Co., Ltd.*	212,412	196,954
Murata Manufacturing Co., Ltd.	27,429	1,354,334
Namco Bandai Holdings, Inc.	23,781	226,274
NEC Corp.*	319,258	822,372
NGK Insulators Ltd.	29,733	646,962
NGK Spark Plug Co., Ltd.	24,052	270,779
NHK Spring Co., Ltd.	14,925	138,402
Nidec Corp.	13,754	1,264,682
Nikon Corp.	37,541	740,407
Nintendo Co., Ltd.	12,161	2,882,963
Nippon Building Fund, Inc. (REIT)	69	522,752
Nippon Electric Glass Co., Ltd.	40,978	559,017
Nippon Express Co., Ltd.	95,573	390,915
Nippon Meat Packers, Inc.	17,925	205,956
Nippon Mining Holdings, Inc.	118,228	506,164
Nippon Oil Corp.	148,545	687,733
Nippon Paper Group, Inc.	16,293	415,805
Nippon Sheet Glass Co., Ltd.	55,586	159,003
Nippon Steel Corp.	641,433	2,593,266
Nippon Telegraph & Telephone Corp.	66,069	2,598,826
Nippon Yusen KK	200,558	613,634
Nipponkoa Insurance Co., Ltd.	88,024	497,865
Nishi-Nippon City Bank Ltd.	71,520	174,712
Nissan Chemical Industries Ltd.	18,304	260,654
Nissan Motor Co., Ltd.*	302,752	2,646,052
Nissay Dowa General Insurance Co., Ltd.	12,052	57,434
Nissha Printing Co., Ltd.	1,200	59,022
Nisshin Seifun Group, Inc.	16,362	219,764
Nisshin Steel Co., Ltd.	51,328	90,764
Nisshinbo Holdings, Inc.	16,866	154,422
Nissin Food Holdings Co., Ltd.	8,594	280,002
Nitori Co., Ltd.	3,075	228,805
Nitto Denko Corp.	19,389	690,942
NOK Corp.	9,736	134,359
Nomura Holdings, Inc.	435,992	3,213,074
Nomura Real Estate Holdings, Inc.	14,325	211,512
Nomura Real Estate Office Fund, Inc. (REIT)	33	178,881
Nomura Research Institute Ltd.	13,012	254,867
NSK Ltd.	52,030	381,866
NTN Corp.	48,786	219,146
NTT Data Corp.	145	447,779
NTT DoCoMo, Inc.	1,961	2,731,712
NTT Urban Development Corp.	367	243,338
Obayashi Corp.	118,334	402,723
Obic Co., Ltd.	312	50,899
Odakyu Electric Railway Co., Ltd.	82,897	635,251
OJI Paper Co., Ltd.	114,388	476,459
Olympus Corp.	26,048	836,960
Omron Corp.	22,656	404,161
Ono Pharmaceutical Co., Ltd.	9,825	419,801
Onward Holdings Co., Ltd.	1,076	6,624
Oracle Corp. Japan	5,460	226,193
Oriental Land Co., Ltd.	5,714	375,191
ORIX Corp.	12,519	851,361
Osaka Gas Co., Ltd.	228,132	768,608
OSAKA Titanium Technologies Co.	84	2,295

	Number of Shares	Value (Note 1)

Otsuka Corp.	861	$42,686
Panasonic Corp.	245,314	3,508,133
Panasonic Electric Works Co., Ltd	49,474	594,764
Promise Co., Ltd.*	1,723	13,096
Rakuten, Inc.	848	644,565
Resona Holdings, Inc.	62,567	631,791
Ricoh Co., Ltd.	86,520	1,220,283
Rinnai Corp.	4,316	207,577
Rohm Co., Ltd.	11,574	751,598
Sankyo Co., Ltd.	5,602	279,059
Santen Pharmaceutical Co., Ltd.	6,769	216,437
Sanyo Electric Co., Ltd.*	193,517	355,261
Sapporo Hokuyo Holdings, Inc.	22,219	80,379
Sapporo Holdings Ltd.	28,296	154,123
SBI Holdings, Inc.	2,235	397,233
Secom Co., Ltd.	25,073	1,185,952
Sega Sammy Holdings, Inc.	35,725	425,775
Seiko Epson Corp.	20,578	330,162
Sekisui Chemical Co., Ltd.	71,786	443,860
Sekisui House Ltd.	60,030	538,422
Senshu Ikeda Holdings, Inc.*	96,251	350,072
Seven & I Holdings Co., Ltd.	96,988	1,968,575
Seven Bank Ltd.	59	117,181
Sharp Corp.	120,062	1,510,758
Shikoku Electric Power Co., Inc.	23,457	605,057
Shimadzu Corp.	42,860	284,148
Shimamura Co., Ltd.	4,654	442,734
Shimano, Inc.	7,664	306,743
Shimizu Corp.	113,090	405,406
Shin-Etsu Chemical Co., Ltd.	50,136	2,825,941
Shinko Electric Industries Co., Ltd.	8,048	115,988
Shinsei Bank Ltd.*	158,420	171,688
Shionogi & Co., Ltd.	38,793	838,959
Shiseido Co., Ltd.	40,978	785,412
Shizuoka Bank Ltd.	78,276	678,341
Showa Denko KK	190,618	380,144
Showa Shell Sekiyu KK	28,425	231,275
SMC Corp.	6,452	729,261
Softbank Corp.	92,428	2,160,302
Sojitz Corp.	230,058	432,157
Sompo Japan Insurance, Inc.	117,194	745,806
Sony Corp.	122,636	3,554,786
Sony Financial Holdings, Inc.	126	328,620
Square Enix Holdings Co., Ltd.	10,876	228,156
Stanley Electric Co., Ltd.	15,816	318,057
Sumco Corp.	15,448	271,716
Sumitomo Chemical Co., Ltd.	203,842	889,700
Sumitomo Corp.	135,072	1,359,509
Sumitomo Electric Industries Ltd.	96,640	1,197,827
Sumitomo Heavy Industries Ltd.*	64,216	324,111
Sumitomo Metal Industries Ltd.	430,080	1,146,624
Sumitomo Metal Mining Co., Ltd.	63,216	931,895
Sumitomo Mitsui Financial Group, Inc.	114,012	3,250,436
Sumitomo Realty & Development Co., Ltd.	45,474	852,887
Sumitomo Rubber Industries Ltd.	19,664	169,273
Sumitomo Trust & Banking Co., Ltd.	169,908	825,994
Suruga Bank Ltd.	18,110	157,086
Suzuken Co., Ltd.	11,794	386,215

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Suzuki Motor Corp.	41,964	$1,030,432
Sysmex Corp.	1,500	78,291
T&D Holdings, Inc.	39,048	795,854
Taiheiyo Cement Corp.*	56,446	64,232
Taisei Corp.	149,817	256,492
Taisho Pharmaceutical Co., Ltd.	21,429	366,637
Taiyo Nippon Sanso Corp.	31,608	335,238
Takashimaya Co., Ltd.	26,045	164,723
Takeda Pharmaceutical Co., Ltd.	91,777	3,767,965
TDK Corp.	13,729	837,146
Teijin Ltd.	105,750	339,904
Terumo Corp.	21,450	1,283,689
THK Co., Ltd.	17,092	301,915
Tobu Railway Co., Ltd.	94,009	490,035
Toho Co., Ltd.	19,354	313,587
Toho Gas Co., Ltd.	60,408	320,374
Tohoku Electric Power Co., Inc.	54,541	1,078,068
Tokio Marine Holdings, Inc.	88,085	2,390,929
Tokuyama Corp.	58,548	326,259
Tokyo Broadcasting System Holdings, Inc.	590	8,222
Tokyo Electric Power Co., Inc.	148,842	3,730,824
Tokyo Electron Ltd.	20,564	1,314,926
Tokyo Gas Co., Ltd.	275,289	1,097,424
Tokyo Steel Manufacturing Co., Ltd.	12,424	139,773
Tokyo Tatemono Co., Ltd.	20,152	76,575
Tokyu Corp.	148,989	592,970
Tokyu Land Corp.	79,408	291,493
TonenGeneral Sekiyu KK	34,170	284,726
Toppan Printing Co., Ltd.	74,090	599,392
Toray Industries, Inc.	172,226	927,983
Toshiba Corp.*	485,317	2,676,506
Tosoh Corp.	36,905	101,568
TOTO Ltd.	57,733	365,231
Toyo Seikan Kaisha Ltd.	22,996	347,969
Toyo Suisan Kaisha Ltd.	12,244	280,661
Toyoda Gosei Co., Ltd.	14,058	423,063
Toyota Boshoku Corp.	8,108	180,131
Toyota Industries Corp.	23,582	700,150
Toyota Motor Corp.	353,864	14,867,899
Toyota Tsusho Corp.	23,386	344,864
Trend Micro, Inc.	12,118	460,542
Tsumura & Co.	10,996	354,160
Ube Industries Ltd.	120,877	330,974
Unicharm Corp.	4,802	449,548
UNY Co., Ltd.	15,789	110,338
Ushio, Inc.	12,736	212,024
USS Co., Ltd.	2,199	133,534
West Japan Railway Co.	197	659,417
Yahoo! Japan Corp.	1,910	570,952
Yakult Honsha Co., Ltd.	13,393	403,231
Yamada Denki Co., Ltd.	11,188	751,824
Yamaguchi Financial Group, Inc.	26,237	242,797
Yamaha Corp.	23,021	273,872
Yamaha Motor Co., Ltd.*	19,368	243,220
Yamato Holdings Co., Ltd.	45,164	624,480
Yamato Kogyo Co., Ltd.	5,946	192,376
Yamazaki Baking Co., Ltd.	18,429	218,118
Yaskawa Electric Corp.	13,145	109,475
Yokogawa Electric Corp.	29,697	259,853

		263,101,714

	Number of Shares	Value (Note 1)

Luxembourg (0.3%)
ArcelorMittal S.A.	105,529	$4,786,260
Millicom International Cellular S.A. (SDR)	8,386	621,798
SES S.A. (FDR)	48,233	1,081,544
Tenaris S.A.	59,754	1,277,581

		7,767,183

Macau (0.0%)
Sands China Ltd.*	369,700	451,075

Mexico (0.0%)
Fresnillo plc	40,056	504,967

Netherlands (2.4%)
Aegon N.V.*	187,583	1,195,439
Akzo Nobel N.V.	28,445	1,874,886
ASML Holding N.V.	52,574	1,788,198
Corio N.V. (REIT)	7,967	544,129
European Aeronautic Defence and Space Co. N.V.	40,972	818,441
Fugro N.V. (CVA)	9,790	559,077
Heineken Holding N.V.	14,799	620,033
Heineken N.V.	26,361	1,249,077
ING Groep N.V. (CVA)*	347,241	3,356,840
James Hardie Industries N.V. (CDI)*	77,451	583,976
Koninklijke (Royal) KPN N.V.	213,238	3,616,884
Koninklijke Ahold N.V.	143,758	1,907,232
Koninklijke Boskalis Westminster N.V.	7,645	294,413
Koninklijke DSM N.V.	19,356	949,052
Koninklijke Philips Electronics N.V.	118,908	3,520,870
Koninklijke Vopak N.V.*	1,499	118,430
QIAGEN N.V.*	30,633	684,287
Randstad Holding N.V.*	14,043	694,343
Reed Elsevier N.V.	87,405	1,072,463
Royal Dutch Shell plc, Class A	440,057	13,286,493
Royal Dutch Shell plc, Class B	334,930	9,759,899
SBM Offshore N.V.	15,105	295,561
TNT N.V.	47,269	1,446,849
Unilever N.V. (CVA)	209,745	6,834,593
Wolters Kluwer N.V.	35,880	786,424

		57,857,889

New Zealand (0.1%)
Auckland International Airport Ltd.	91,049	133,116
Contact Energy Ltd.*	31,513	140,321
Fletcher Building Ltd.	82,099	473,816
Sky City Entertainment Group Ltd.	64,100	153,029
Telecom Corp. of New Zealand Ltd.	255,608	462,745

		1,363,027

Norway (0.4%)
DnB NOR ASA*	99,603	1,081,250
Norsk Hydro ASA*	80,986	673,223
Orkla ASA	86,388	842,909
Renewable Energy Corp. A/S*	59,743	457,061
Statoil ASA	141,777	3,536,454

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Telenor ASA*	106,249	$1,490,326
Yara International ASA	22,784	1,031,652

		9,112,875

Portugal (0.2%)
Banco Comercial Portugues S.A. (Registered), Class R	260,959	313,200
Banco Espirito Santo S.A. (Registered)	71,406	464,128
Brisa Auto-Estradas de Portugal S.A.	23,290	237,976
Cimpor Cimentos de Portugal SGPS S.A.	29,603	272,772
EDP – Energias de Portugal S.A.	233,085	1,031,633
Galp Energia SGPS S.A., Class B	20,549	353,744
Jeronimo Martins SGPS S.A.	23,885	237,576
Portugal Telecom SGPS S.A. (Registered)	73,333	891,474

		3,802,503

Singapore (0.7%)
Ascendas Real Estate Investment Trust (REIT)	305,256	478,044
CapitaLand Ltd.	305,507	904,904
CapitaMall Trust (REIT)	229,182	290,604
CapitaMalls Asia Ltd.*	248,200	448,751
City Developments Ltd.	55,569	453,294
ComfortDelgro Corp., Ltd.	223,450	259,832
Cosco Corp. (Singapore) Ltd.	297,874	250,131
DBS Group Holdings Ltd.	215,770	2,346,044
Fraser and Neave Ltd.	130,313	387,244
Golden Agri-Resources Ltd.*	781,095	281,234
Jardine Cycle & Carriage Ltd.	17,094	326,194
Keppel Corp., Ltd.	159,751	929,544
Neptune Orient Lines Ltd.	155,724	181,287
Olam International Ltd.	144,504	270,624
Oversea-Chinese Banking Corp., Ltd.	319,631	2,057,505
SembCorp Industries Ltd.	101,109	264,059
SembCorp Marine Ltd.	100,768	262,595
Singapore Airlines Ltd.	70,548	744,877
Singapore Exchange Ltd.	101,062	595,734
Singapore Press Holdings Ltd.	196,517	510,730
Singapore Technologies Engineering Ltd.	159,179	365,898
Singapore Telecommunications Ltd.	1,003,645	2,210,200
StarHub Ltd.	60,865	92,708
United Overseas Bank Ltd.	149,135	2,075,439
UOL Group Ltd.	67,059	192,418
Wilmar International Ltd.	163,874	743,706
Yangzijiang Shipbuilding Holdings Ltd.	73,999	63,261

		17,986,861

Spain (2.4%)
Abertis Infraestructuras S.A.	36,514	823,946
Acciona S.A.	3,407	442,506
Acerinox S.A.	18,165	375,750
ACS Actividades de Construccion y Servicios S.A.	18,396	914,611

	Number of Shares	Value (Note 1)

Banco Bilbao Vizcaya Argentaria S.A.	438,788	$7,948,355
Banco de Sabadell S.A.	99,784	554,246
Banco de Valencia S.A.	51,375	391,028
Banco Popular Espanol S.A.	104,547	763,301
Banco Santander S.A.	1,014,169	16,662,714
Bankinter S.A.	38,839	394,771
Criteria Caixacorp S.A.	110,797	523,580
EDP Renovaveis S.A.*	28,754	271,812
Enagas S.A.	20,488	453,451
Ferrovial S.A.	53,997	630,598
Fomento de Construcciones y Contratas S.A.	4,051	169,909
Gamesa Corp. Tecnologica S.A.	23,599	395,604
Gas Natural SDG S.A.	25,401	546,778
Gestevision Telecinco S.A.	11,441	166,996
Grifols S.A.	14,159	246,729
Iberdrola Renovables S.A.	142,053	676,789
Iberdrola S.A.	451,196	4,295,137
Iberia Lineas Aereas de Espana S.A.*	40,296	109,190
Inditex S.A.	27,243	1,688,077
Indra Sistemas S.A.	10,533	247,779
Mapfre S.A.*	100,139	417,976
Red Electrica Corporacion S.A.	12,619	699,369
Repsol YPF S.A.	90,029	2,403,689
Sacyr Vallehermoso S.A.*	9,342	106,501
Telefonica S.A.	526,829	14,683,542
Zardoya Otis S.A.	19,006	370,493

		58,375,227

Sweden (1.3%)
Alfa Laval AB	54,589	751,418
Assa Abloy AB, Class B	38,693	740,937
Atlas Copco AB, Class A	85,726	1,252,783
Atlas Copco AB, Class B	45,870	595,024
Electrolux AB, Class B*	28,246	662,967
Getinge AB, Class B	25,219	478,589
Hennes & Mauritz AB, Class B	63,689	3,524,383
Holmen AB, Class B	8,389	213,976
Husqvarna AB, Class B*	74,641	551,047
Investor AB, Class B	58,404	1,079,656
Lundin Petroleum AB*	31,176	245,308
Nordea Bank AB	403,049	4,082,993
Sandvik AB	121,604	1,457,607
Scania AB, Class B	42,947	550,829
Securitas AB, Class B	39,848	388,900
Skandinaviska Enskilda Banken AB, Class A*	183,637	1,128,983
Skanska AB, Class B	41,537	706,820
SKF AB, Class B	45,822	787,039
SSAB AB, Class A	39,731	671,711
SSAB AB, Class B	8,303	128,343
Svenska Cellulosa AB, Class B	47,585	635,633
Svenska Handelsbanken AB, Class A	61,898	1,770,252
Swedbank AB, Class A*	70,532	701,632
Swedish Match AB	29,229	638,948
Tele2 AB, Class B	42,536	651,646
Telefonaktiebolaget LM Ericsson, Class B	364,289	3,350,666
TeliaSonera AB	283,234	2,044,860

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Volvo AB, Class A	54,781	$463,731
Volvo AB, Class B	130,780	1,114,207

		31,370,888

Switzerland (4.2%)
ABB Ltd. (Registered)*	275,118	5,261,736
Actelion Ltd. (Registered)*	12,693	677,920
Adecco S.A. (Registered)	12,928	713,742
Aryzta AG	12,821	478,212
Baloise Holding AG (Registered)	7,534	627,559
BKW FMB Energie AG	1,430	111,196
Cie Financiere Richemont S.A., Class A	63,392	2,121,166
Credit Suisse Group AG (Registered) Repurchase Agreement	138,687	6,830,493
GAM Holding Ltd.	19,072	232,076
Geberit AG (Registered)	4,945	875,938
Givaudan S.A. (Registered)	951	756,853
Holcim Ltd. (Registered)*	29,827	2,312,077
Julius Baer Group Ltd.	21,394	747,198
Kuehne & Nagel International AG (Registered)	7,077	684,594
Lindt & Spruengli AG	104	223,381
Lindt & Spruengli AG (Registered)	20	491,481
Logitech International S.A. (Registered)*	20,670	355,583
Lonza Group AG (Registered)	6,101	427,871
Nestle S.A. (Registered)	440,053	21,379,006
Nobel Biocare Holding AG (Registered)	11,292	377,919
Novartis AG (Registered)	262,112	14,280,447
Pargesa Holding S.A.	5,034	440,845
Roche Holding AG	87,172	14,829,367
Schindler Holding AG	10,417	794,905
SGS S.A. (Registered)	673	876,343
Sonova Holding AG	8,242	996,619
STMicroelectronics N.V.	79,760	723,224
Straumann Holding AG (Registered)	1,192	335,991
Swatch Group AG	2,944	741,005
Swatch Group AG (Registered)	9,763	466,818
Swiss Life Holding AG (Registered)*	5,127	649,436
Swiss Reinsurance Co., Ltd.	42,394	2,031,133
Swisscom AG (Registered)	3,050	1,163,115
Syngenta AG (Registered)	11,698	3,277,980
UBS AG (Registered)*	442,212	6,793,225
Xstrata plc*	238,102	4,193,857
Zurich Financial Services AG	18,033	3,920,855

		102,201,166

United Kingdom (9.9%)
3i Group plc	137,553	621,819
Admiral Group plc	31,112	593,492
AMEC plc	41,086	521,537
Anglo American plc*	163,938	7,095,043
Antofagasta plc	46,388	735,525
Associated British Foods plc	26,972	357,935
AstraZeneca plc	180,935	8,501,607
Autonomy Corp. plc*	29,780	726,095

	Number of Shares	Value (Note 1)

Aviva plc	332,996	$2,108,955
BAE Systems plc	425,971	2,454,797
Balfour Beatty plc	39,814	165,446
Barclays plc	1,365,240	6,016,171
Berkeley Group Holdings plc*	2,542	33,423
BG Group plc	413,773	7,409,753
BHP Billiton plc	271,844	8,683,432
BP plc	2,322,870	22,464,889
British Airways plc*	83,028	247,691
British American Tobacco plc	247,094	8,015,874
British Land Co. plc (REIT)	140,189	1,074,606
British Sky Broadcasting Group plc	121,419	1,093,767
BT Group plc, Class A	944,518	2,045,091
Bunzl plc	33,735	365,720
Burberry Group plc	65,577	628,730
Cable & Wireless plc	325,460	735,038
Cadbury plc	168,535	2,168,742
Cairn Energy plc*	165,350	881,179
Capita Group plc	104,492	1,260,363
Carnival plc*	23,800	812,735
Carphone Warehouse Group plc	44,707	134,763
Centrica plc	624,653	2,821,143
Cobham plc	165,236	666,047
Compass Group plc	222,899	1,591,998
Diageo plc	321,198	5,601,489
Drax Group plc	40,259	269,500
Eurasian Natural Resources Corp.	41,399	610,606
Firstgroup plc	46,770	319,069
G4S plc	178,128	744,449
GlaxoSmithKline plc	647,179	13,709,292
Hammerson plc (REIT)	121,735	826,694
Home Retail Group plc	115,590	526,906
HSBC Holdings plc	2,140,010	24,422,491
ICAP plc	120,284	833,579
Imperial Tobacco Group plc	125,471	3,954,240
Inmarsat plc	23,950	266,217
Intercontinental Hotels Group plc	30,544	437,090
International Power plc	155,984	771,779
Invensys plc	127,113	609,008
Investec plc	44,254	303,366
J Sainsbury plc	215,681	1,121,419
Johnson Matthey plc	22,594	558,067
Kazakhmys plc*	48,312	1,010,838
Kingfisher plc	222,870	816,971
Ladbrokes plc	21,156	46,553
Land Securities Group plc (REIT)	71,849	787,410
Legal & General Group plc	705,060	907,364
Liberty International plc (REIT)	65,220	537,114
Lloyds Banking Group plc*	4,943,391	3,968,525
London Stock Exchange Group plc	16,488	190,768
Lonmin plc*	16,614	515,796
Man Group plc	170,789	840,123
Marks & Spencer Group plc	150,155	974,107
National Grid plc	306,572	3,351,167
Next plc	35,414	1,180,697
Old Mutual plc*	498,638	870,708
Pearson plc	119,908	1,723,753
Petrofac Ltd.	55,387	922,289

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Prudential plc	308,649	$3,144,225
Randgold Resources Ltd.	8,404	667,751
Reckitt Benckiser Group plc	74,099	4,014,522
Reed Elsevier plc	149,489	1,227,568
Resolution Ltd.*	314,964	454,742
Rexam plc	59,898	279,854
Rio Tinto plc	168,901	9,103,145
Rolls-Royce Group plc*	224,387	1,751,083
Rolls-Royce Group plc, Class C*†	27,165,540	43,878
Royal Bank of Scotland Group plc*	2,156,606	1,011,546
RSA Insurance Group plc	556,345	1,082,471
SABMiller plc	117,943	3,458,619
Sage Group plc	147,515	523,718
Schroders plc	12,272	261,952
Scottish & Southern Energy plc	116,031	2,168,303
Segro plc (REIT)	74,603	411,803
Serco Group plc	47,154	400,887
Severn Trent plc	40,316	704,260
Smith & Nephew plc	109,657	1,125,970
Smiths Group plc	68,184	1,115,665
Standard Chartered plc	250,178	6,265,100
Standard Life plc	373,563	1,296,261
Tesco plc	985,872	6,773,739
Thomas Cook Group plc	48,067	178,511
Tomkins plc	95,373	294,442
TUI Travel plc	116,721	480,402
Tullow Oil plc	97,368	2,030,504
Unilever plc	160,119	5,125,277
United Utilities Group plc	89,245	710,084
Vedanta Resources plc	18,004	744,121
Vodafone Group plc	6,545,746	15,157,980
Whitbread plc	18,907	425,220
WM Morrison Supermarkets plc	268,632	1,197,636
Wolseley plc*	32,470	649,564
WPP plc	141,932	1,385,947

		243,229,600

United States (0.0%)
Synthes, Inc.	6,672	873,821

Total Common Stocks (51.3%) (Cost $1,254,626,693)		1,263,148,212

INVESTMENT COMPANY:
Exchange Traded Fund (ETF) (0.0%)
iShares MSCI EAFE Index Fund (Cost $544,439)	9,860	545,258

	Number of Warrants	Value (Note 1)

WARRANTS:
France (0.0%)
Fonciere Des Regions, expiring 12/31/10*	2,501	$2,112

Italy (0.0%)
Mediobanca S.p.A., expiring 3/18/11*	113,088	17,557
Unione di Banche Italiane S.c.p.A., expiring 6/30/11*	36,361	2,560

		20,117

Singapore (0.0%)
Golden Agri-Resources Ltd., expiring 7/23/12*	16,829	1,677

Total Warrants (0.0%) (Cost $6,169)		23,906

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investment (3.6%)
BlackRock Liquidity Funds TempFund 0.11%‡	$87,423,535	87,423,535

Time Deposit (0.0%)
JPMorgan Chase Nassau
0.000%, 1/4/10	1,148,777	1,148,777

Total Short-Term Investments (3.6%) (Amortized Cost $88,572,312)		88,572,312

Total Investments (54.9%) (Cost/Amortized Cost $1,343,749,613)		1,352,289,688
Other Assets Less Liabilities (45.1%)		1,112,162,214

Net Assets (100%)		$2,464,451,902

*	Non-income producing.
†	Securities (totaling $43,878 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.

Glossary:

CVA	— Dutch Certification
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification
FDR	— Finnish Depositary Receipt
CDI	— Chess Depositary Interest
PPS	— Price Protected Share

Investments in companies which were affiliates for the period ended December 31, 2009, were as follows:

Security	Market Value August 28, 2009*	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
BlackRock Liquidity Funds TempFund	$—	$95,580,457	$8,156,922	$87,423,535	$2,007	$—

* The Portfolio commenced operations on August 28, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
Dow Jones EURO Stoxx 50 Index	11,473	March-10	$473,337,592	$488,808,383	$15,470,791
FTSE 100 Index	3,398	March-10	288,120,251	294,263,223	6,142,972
SPI 200 Index	1,105	March-10	115,977,729	121,068,269	5,090,540
TOPIX Index	3,034	March-10	291,562,712	294,653,245	3,090,533

					$29,794,836

At December 31, 2009, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
Australian Dollar vs. U.S. Dollar, expiring 1/15/10	475	$426,226	$429,332	$(3,106)
Australian Dollar vs. U.S. Dollar, expiring 1/15/10	490	439,685	445,506	(5,821)
Australian Dollar vs. U.S. Dollar, expiring 1/15/10	2,500	2,243,292	2,190,175	53,117
Australian Dollar vs. U.S. Dollar, expiring 1/15/10	1,000	897,317	882,940	14,377
Australian Dollar vs. U.S. Dollar, expiring 1/15/10	265	237,789	239,746	(1,957)
Australian Dollar vs. U.S. Dollar, expiring 1/15/10	11,900	10,678,068	10,835,545	(157,477)
Australian Dollar vs. U.S. Dollar, expiring 1/15/10	1,410	1,265,217	1,274,598	(9,381)
Australian Dollar vs. U.S. Dollar, expiring 1/15/10	3,400	3,050,877	3,090,260	(39,383)
Australian Dollar vs. U.S. Dollar, expiring 1/15/10	3,705	3,324,559	3,371,254	(46,695)
British Pound vs. U.S. Dollar, expiring 1/15/10	1,000	1,615,133	1,623,935	(8,802)
British Pound vs. U.S. Dollar, expiring 1/15/10	1,695	2,737,651	2,761,392	(23,741)
British Pound vs. U.S. Dollar, expiring 1/15/10	975	1,574,755	1,587,300	(12,545)
British Pound vs. U.S. Dollar, expiring 1/15/10	850	1,372,863	1,357,408	15,455
British Pound vs. U.S. Dollar, expiring 1/15/10	500	807,566	806,865	701
British Pound vs. U.S. Dollar, expiring 1/15/10	12,223	19,741,224	20,212,978	(471,754)
British Pound vs. U.S. Dollar, expiring 1/15/10	12,640	20,415,850	20,991,576	(575,726)
British Pound vs. U.S. Dollar, expiring 1/15/10	6,000	9,690,800	9,842,880	(152,080)
British Pound vs. U.S. Dollar, expiring 1/15/10	1,775	2,866,861	2,914,603	(47,742)
British Pound vs. U.S. Dollar, expiring 1/15/10	1,740	2,810,332	2,895,673	(85,341)
European Union Euro vs. U.S. Dollar, expiring 1/15/10	3,000	4,300,650	4,421,019	(120,369)
European Union Euro vs. U.S. Dollar, expiring 1/15/10	3,065	4,393,830	4,555,080	(161,250)
European Union Euro vs. U.S. Dollar, expiring 1/15/10	1,835	2,630,564	2,686,612	(56,048)
European Union Euro vs. U.S. Dollar, expiring 1/15/10	2,780	3,985,419	4,093,685	(108,266)
European Union Euro vs. U.S. Dollar, expiring 1/15/10	6,045	8,665,809	9,133,511	(467,702)
European Union Euro vs. U.S. Dollar, expiring 1/15/10	23,600	33,831,780	35,014,848	(1,183,068)
European Union Euro vs. U.S. Dollar, expiring 1/15/10	2,600	3,727,230	3,863,753	(136,523)
European Union Euro vs. U.S. Dollar, expiring 1/15/10	8,000	11,468,400	12,001,040	(532,640)
European Union Euro vs. U.S. Dollar, expiring 1/15/10	23,892	34,250,424	35,751,560	(1,501,136)
Japanese Yen vs. U.S. Dollar, expiring 1/15/10	555,000	5,959,412	6,215,980	(256,568)
Japanese Yen vs. U.S. Dollar, expiring 1/15/10	315,000	3,382,369	3,571,550	(189,181)
Japanese Yen vs. U.S. Dollar, expiring 1/15/10	300,000	3,221,304	3,272,448	(51,144)
Japanese Yen vs. U.S. Dollar, expiring 1/15/10	315,000	3,382,369	3,505,195	(122,826)
Japanese Yen vs. U.S. Dollar, expiring 1/15/10	2,493,900	26,778,697	27,789,044	(1,010,347)
Japanese Yen vs. U.S. Dollar, expiring 1/15/10	89,485	960,861	987,873	(27,012)
Japanese Yen vs. U.S. Dollar, expiring 1/15/10	350,000	3,758,188	3,970,190	(212,002)
Japanese Yen vs. U.S. Dollar, expiring 1/15/10	208,860	2,242,672	2,326,276	(83,604)

				$(7,777,587)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sell Contracts
Australian Dollar vs. U.S. Dollar, expiring 1/15/10	2,400	$2,213,592	$2,153,560	$60,032
Australian Dollar vs. U.S. Dollar, expiring 1/15/10	1,925	1,753,858	1,727,335	26,523
Australian Dollar vs. U.S. Dollar, expiring 1/15/10	220	202,676	197,410	5,266
Australian Dollar vs. U.S. Dollar, expiring 1/15/10	515	478,077	462,544	15,533
British Pound vs. U.S. Dollar, expiring 1/15/10	1,500	2,434,125	2,422,700	11,425
British Pound vs. U.S. Dollar, expiring 1/15/10	1,400	2,273,418	2,261,187	12,231
British Pound vs. U.S. Dollar, expiring 1/15/10	1,500	2,432,894	2,422,700	10,194
British Pound vs. U.S. Dollar, expiring 1/15/10	800	1,326,244	1,292,107	34,137
British Pound vs. U.S. Dollar, expiring 1/15/10	20,000	33,365,400	32,302,666	1,062,734
British Pound vs. U.S. Dollar, expiring 1/15/10	550	922,597	888,323	34,274
British Pound vs. U.S. Dollar, expiring 1/15/10	1,900	3,184,176	3,068,753	115,423
European Union Euro vs. U.S. Dollar, expiring 1/15/10	2,525	3,689,934	3,619,714	70,220
European Union Euro vs. U.S. Dollar, expiring 1/15/10	305	448,127	437,233	10,894
European Union Euro vs. U.S. Dollar, expiring 1/15/10	760	1,103,163	1,089,498	13,665
European Union Euro vs. U.S. Dollar, expiring 1/15/10	2,000	2,851,100	2,867,100	(16,000)
European Union Euro vs. U.S. Dollar, expiring 1/15/10	650	930,040	931,808	(1,768)
European Union Euro vs. U.S. Dollar, expiring 1/15/10	3,000	4,445,160	4,300,650	144,510
European Union Euro vs. U.S. Dollar, expiring 1/15/10	20,000	29,856,600	28,671,000	1,185,600
European Union Euro vs. U.S. Dollar, expiring 1/15/10	1,286	1,922,325	1,843,187	79,138
European Union Euro vs. U.S. Dollar, expiring 1/15/10	1,325	1,982,611	1,899,454	83,157
European Union Euro vs. U.S. Dollar, expiring 1/15/10	2,400	3,619,680	3,440,520	179,160
European Union Euro vs. U.S. Dollar, expiring 1/15/10	290	429,748	415,730	14,018
Japanese Yen vs. U.S. Dollar, expiring 1/15/10	375,000	4,267,246	4,026,630	240,616
Japanese Yen vs. U.S. Dollar, expiring 1/15/10	805,000	9,105,552	8,643,832	461,720
Japanese Yen vs. U.S. Dollar, expiring 1/15/10	215,000	2,381,651	2,308,601	73,050
Japanese Yen vs. U.S. Dollar, expiring 1/15/10	485,000	5,469,158	5,207,774	261,384
Japanese Yen vs. U.S. Dollar, expiring 1/15/10	80,000	893,295	859,014	34,281
Japanese Yen vs. U.S. Dollar, expiring 1/15/10	20,945	243,281	224,901	18,380
Japanese Yen vs. U.S. Dollar, expiring 1/15/10	120,450	1,345,644	1,293,353	52,291
Japanese Yen vs. U.S. Dollar, expiring 1/15/10	355,000	3,940,898	3,811,876	129,022
Japanese Yen vs. U.S. Dollar, expiring 1/15/10	620,000	7,155,140	6,657,361	497,779

				$4,918,889

				$(2,858,698)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets For Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$122,690,246	$—	$122,690,246
Consumer Staples	—	128,439,388	—	128,439,388
Energy	—	105,878,988	—	105,878,988
Financials	—	319,020,303	—	319,020,303
Health Care	—	106,299,948	—	106,299,948
Industrials	—	141,763,428	43,878	141,807,306
Information Technology	—	60,730,456	—	60,730,456
Materials	—	130,515,970	—	130,515,970
Telecommunication Services	—	73,491,020	—	73,491,020
Utilities	—	74,274,587	—	74,274,587
Forward Currency Contracts	—	5,020,307	—	5,020,307
Futures	29,794,836	—	—	29,794,836
Investment Companies
Exchange Traded Funds (ETFs)	545,258	—	—	545,258
Short-Term Investments	—	88,572,312	—	88,572,312
Warrants
Consumer Staples	—	1,677	—	1,677
Financials	—	22,229	—	22,229

Total Assets	$30,340,094	$1,356,720,859	$43,878	$1,387,104,831

Liabilities:
Forward Currency Contracts	$—	$(7,879,005)	$—	$(7,879,005)

Total Liabilities	$—	$(7,879,005)	$—	$(7,879,005)

Total	$30,340,094	$1,348,841,854	$43,878	$1,379,225,826

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Industrials
Balance as of 12/31/08	$—
Total gains or losses (realized/unrealized) included in earnings	—
Purchases, sales, issuances, and settlements (net)	—
Transfers in and/or out of Level 3	43,878
Balance as of 12/31/09	$43,878
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/09.	$(609)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	5,020,307
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	29,794,836	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$34,815,143

Liability Derivatives
Interest rate contracts	Payables, Net Assets -Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(7,879,005)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(7,879,005)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	135,065	—	135,065
Credit contracts	—	—	—	—	—
Equity contracts	—	29,999,781	—	—	29,999,781
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$29,999,781	$135,065	$—	$30,134,846

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(2,858,698)	—	(2,858,698)
Credit contracts	—	—	—	—	—
Equity contracts	—	29,794,836	—	—	29,794,836
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$29,794,836	$(2,858,698)	$—	$26,936,138

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $53,255,000 and futures contracts with an average notional balance of approximately $607,138,000 during the period ended December 31, 2009.

^ This Portfolio held forward foreign currency and futures contracts to gain or reduce exposure to the financial markets.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-II

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the period ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,756,048,480
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$2,878,232,412

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$54,837,547
Aggregate gross unrealized depreciation	(50,138,889)

Net unrealized appreciation	$4,698,658

Federal income tax cost of investments	$1,347,591,030

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-II

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Affiliated Issuers (Cost $87,423,535)	$87,423,535
Unaffiliated Issuers (Cost $1,256,326,078)	1,264,866,153
Foreign cash (Cost $1,072,877,785)	1,033,106,788
Cash held as collateral at broker	24,031,908
Foreign cash held as collateral at broker (Cost $55,795,406)	55,848,663
Unrealized appreciation of forward foreign currency contracts	5,020,307
Variation margin receivable on futures contracts	2,061,347
Dividends, interest and other receivables	1,477,377
Receivable from Separate Accounts for Trust shares sold	217,369
Receivable from investment sub-advisor	1,101

Total assets	2,474,054,548

LIABILITIES
Unrealized depreciation of forward foreign currency contracts	7,879,005
Investment management fees payable	939,085
Administrative fees payable	321,946
Payable to Separate Accounts for Trust shares redeemed	153,191
Payable for securities purchased	74,807
Trustees’ fees payable	1,115
Accrued expenses	233,497

Total liabilities	9,602,646

NET ASSETS	$2,464,451,902

Net assets were comprised of:
Paid in capital	$2,459,128,453
Accumulated undistributed net investment income (loss)	2,450,068
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	7,171,545
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(4,298,164)

Net assets	$2,464,451,902

Class IA
Net asset value, offering and redemption price per share, $2,464,451,902 / 243,623,252 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.12

* The Portfolio commenced operations on August 28, 2009.

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2009*

INVESTMENT INCOME
Dividends (net of $919,272 foreign withholding tax)	$9,838,321
Interest (All interest received from affiliates)	2,007

Total Income	9,840,328

EXPENSES
Investment management fees	3,237,184
Administrative fees	1,113,102
Custodian fees	306,739
Printing and mailing expenses	158,767
Professional fees	47,370
Trustees’ fees	1,337
Miscellaneous	4,674

Gross expenses	4,869,173
Less: Reimbursement from sub-advisor	(1,101)

Net expenses	4,868,072

NET INVESTMENT INCOME (LOSS)	4,972,256

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(22,638,767)
Foreign currency transactions	(910,891)
Futures	29,999,781

Net realized gain (loss)	6,450,123

Change in unrealized appreciation (depreciation) on:
Securities	8,540,075
Foreign currency translations	(42,633,075)
Futures	29,794,836

Net change in unrealized appreciation (depreciation)	(4,298,164)

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,151,959

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,124,215

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-II

STATEMENT OF CHANGES IN NET ASSETS

August 28, 2009* to December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,972,256
Net realized gain (loss) on investments, futures and foreign currency transactions	6,450,123
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(4,298,164)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	7,124,215

DIVIDENDS:
Dividends from net investment income
Class IA	(1,800,764)

TOTAL DIVIDENDS	(1,800,764)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 246,613,892 shares ]	2,488,930,958
Capital shares issued in reinvestment of dividends [ 181,394 shares ]	1,800,764
Capital shares repurchased [ (3,182,034) shares ]	(31,703,271)

Total Class IA transactions	2,459,028,451

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,459,028,451

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,464,351,902
NET ASSETS:
Beginning of period	100,000

End of period (a)	$2,464,451,902

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,450,068

* The Portfolio commenced operations on August 28, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA TACTICAL MANAGER INTERNATIONAL PORTFOLIO-II

FINANCIAL HIGHLIGHTS

Class IA	August 28, 2009* to December 31, 2009
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.11

Total from investment operations	0.13

Less distributions:
Dividends from net investment income	(0.01)

Net asset value, end of period	$10.12

Total return (b)	1.28%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,464,452
Ratio of expenses to average net assets:
After reimbursements (a)	0.68%
Before reimbursements (a)	0.68%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.69%
Before reimbursements (a)	0.69%
Portfolio turnover rate	123%
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares	27.52%	0.17%	(1.40)%	3.07%
Portfolio – IB Shares*	27.45	(0.05)	(1.65)	2.77
MSCI EAFE Index	31.78	3.54	1.17	4.87

*   Date of inception 5/1/97. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 4/3/95

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 27.52% for the year ended December 31, 2009. The Portfolio’s benchmark, the MSCI EAFE Index, returned 31.78% over the same period.

Asset Class Overview

Over the 12 months, international stocks posted strong gains as global economic growth prospects brightened and the corporate profit outlook improved. Developed international equity markets, as represented by the MSCI EAFE Index, rose 31.78%. The U.S. dollar generally weakened during the year, which had a positive impact for U.S. based international equity investors. Nine of the ten sectors in the MSCI EAFE Index posted double-digit gains, led by Materials, which soared nearly 70%. Utilities was the weakest-performing sector of the Index, experiencing a relatively modest gain of 5%.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	An underweight in the Utilities and Materials sectors contributed on a positive basis to relative returns.

•	Positive security selection in the Consumer Discretionary and Financial sectors also contributed to the Portfolio’s returns.

•	Top contributors to performance were Elpida Memory, Orix and Credit Suisse.

What hurt performance during the year:

•	An overweight in the Telecommunications sector detracted from relative returns.

•	Stock selection in the Utilities and Telecommunications sectors detracted.

•	Top detractors from performance were Barclays, DIC and Nippon.

Portfolio Positioning and Outlook

Now that fears of doomsday scenarios have subsided, investors appear to have refocused on the fundamental risks and opportunities facing individual firms on the road to an earnings recovery. While earnings remain depressed, the outlook may be gradually improving. Nonetheless, uncertainty abounds. There is an unusually wide dispersion of opinion about the outlook for corporate earnings. At the end of the year, we believe there is opportunity for both the value and growth styles.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	24.8%
Energy	10.4
Industrials	10.4
Consumer Discretionary	10.2
Materials	10.0
Health Care	8.9
Consumer Staples	8.7
Telecommunication Services	6.3
Information Technology	4.7
Utilities	4.5
Cash and Other	1.1

100.0%

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,213.70	$4.80
Hypothetical (5% average return before expenses)	1,000.00	1,020.87	4.38
Class IB
Actual	1,000.00	1,212.10	6.19
Hypothetical (5% average return before expenses)	1,000.00	1,019.61	5.65

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.86% and 1.11% respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (7.3%)
Amcor Ltd.^	769,749	$4,288,275
Ansell Ltd.	378,200	3,688,052
Australia & New Zealand Banking Group Ltd.	585,400	11,910,433
Bendigo and Adelaide Bank Ltd.^	466,600	4,090,579
BHP Billiton Ltd.	581,800	22,279,320
Commonwealth Bank of Australia^	194,900	9,503,749
David Jones Ltd.	750,000	3,608,769
GPT Group (REIT)	6,416,000	3,445,743
ING Office Fund	7,969,382	4,529,769
Insurance Australia Group Ltd.	1,317,800	4,720,240
Lend Lease Corp., Ltd.^	376,700	3,432,655
Macquarie Group Ltd.^	257,700	11,033,022
Macquarie Infrastructure Group	4,847,800	5,776,985
MAp Group	2,338,972	6,315,594
Myer Holdings Ltd.*	1,405,800	4,596,446
National Australia Bank Ltd.	491,821	11,967,577
QBE Insurance Group Ltd.	257,433	5,875,787
Rio Tinto Ltd.	71,000	4,697,770
TABCORP Holdings Ltd.	376,910	2,337,213
Telstra Corp., Ltd.	1,204,900	3,692,500
Westfield Group (REIT)	277,300	3,092,528
Westpac Banking Corp.^	653,900	14,718,777
Woolworths Ltd.	169,100	4,235,643

		153,837,426

Austria (0.4%)
OMV AG	170,200	7,453,324

Belgium (0.8%)
Anheuser-Busch InBev N.V.^	330,500	17,074,986

Bermuda (0.3%)
Catlin Group Ltd.	1,166,700	6,400,633

Canada (1.5%)
Canadian Natural Resources Ltd.	46,300	3,364,536
Nexen, Inc.	175,900	4,241,715
Penn West Energy Trust	185,300	3,286,623
Royal Bank of Canada	61,000	3,289,573
Suncor Energy, Inc.	405,340	14,380,444
Talisman Energy, Inc.	199,900	3,763,476

		32,326,367

Denmark (1.4%)
Carlsberg A/S, Class B	108,575	8,012,470
Danske Bank A/S*	271,700	6,186,330
Novo Nordisk A/S, Class B	172,077	11,009,970
Vestas Wind Systems A/S*^	57,500	3,518,265

		28,727,035

Finland (0.7%)
Nokia Oyj^	1,103,500	14,166,556

	Number of Shares	Value (Note 1)

France (10.2%)
Alcatel-Lucent*^	1,089,800	$3,649,911
BNP Paribas S.A.	300,550	23,717,488
Bouygues S.A.	112,200	5,851,407
Cap Gemini S.A.^	68,600	3,107,270
Carrefour S.A.^	127,400	6,125,320
Casino Guichard Perrachon S.A.^	55,900	5,009,762
Cie de Saint-Gobain S.A.^	108,100	5,802,554
Credit Agricole S.A.^	377,810	6,586,609
Danone S.A.	57,400	3,495,619
EDF S.A.	119,600	7,116,847
France Telecom S.A.	452,200	11,290,264
GDF Suez S.A.^	83,500	3,622,544
Lafarge S.A.^	32,400	2,664,462
L’Oreal S.A.	71,600	7,949,383
LVMH Moet Hennessy Louis Vuitton S.A.^	53,200	5,973,414
Mercialys S.A. (REIT)^	6,987	245,827
Rexel SA*^	424,300	6,162,505
Sanofi-Aventis S.A.^	350,455	27,471,017
Societe Generale S.A.	193,376	13,380,161
Technip S.A.	80,700	5,654,949
Total S.A.	426,105	27,305,472
Unibail-Rodamco S.A. (REIT)^	37,700	8,299,207
Vallourec S.A.	32,000	5,820,344
Veolia Environnement^	76,760	2,524,027
Vinci S.A.^	88,700	4,968,092
Vivendi S.A.	399,450	11,792,438

		215,586,893

Germany (8.2%)
Allianz SE (Registered)	109,800	13,667,122
BASF SE	106,300	6,593,413
Bayer AG	267,944	21,415,456
Bayerische Motoren Werke (BMW) AG^	335,500	15,252,357
Deutsche Bank AG (Registered)^	204,900	14,441,914
Deutsche Post AG (Registered)^	466,150	8,969,295
Deutsche Telekom AG (Registered)	647,070	9,556,580
E.ON AG	414,234	17,293,304
Fresenius Medical Care AG & Co. KGaA^	124,600	6,597,344
Linde AG^	57,200	6,884,879
Metro AG	40,800	2,486,892
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	47,500	7,404,633
RWE AG	59,250	5,757,771
SAP AG^	177,600	8,376,318
Siemens AG (Registered)^	203,900	18,702,309
ThyssenKrupp AG	127,100	4,786,833
Volkswagen AG (Preference)	50,000	4,699,983

		172,886,403

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Hong Kong (2.0%)
Cheung Kong Holdings Ltd.	271,000	$3,475,227
Esprit Holdings Ltd.	850,900	5,600,194
Hong Kong Exchanges and Clearing Ltd.^	613,400	10,919,993
Li & Fung Ltd.	1,236,000	5,086,732
New World Development Ltd.	1,937,000	3,953,330
Noble Group Ltd.	2,371,000	5,432,207
Sun Hung Kai Properties Ltd.	503,000	7,463,737

		41,931,420

Ireland (0.5%)
CRH plc	190,266	5,200,910
Irish Life & Permanent plc*	376,100	1,658,337
Shire plc	194,300	3,799,685

		10,658,932

Italy (3.3%)
Assicurazioni Generali S.p.A.^	124,000	3,324,578
Banca Popolare Societa Cooperativa	621,500	4,408,949
Enel S.p.A.^	1,942,704	11,281,112
ENI S.p.A.	535,392	13,630,592
Intesa Sanpaolo S.p.A.*	1,148,600	5,146,454
Saipem S.p.A.^	410,200	14,091,506
Telecom Italia S.p.A.^	2,995,700	4,646,141
Telecom Italia S.p.A. (RNC)	1,935,900	2,136,538
UniCredit S.p.A.*^	3,551,436	11,813,427

		70,479,297

Japan (19.0%)
Aeon Co., Ltd.^	323,500	2,615,711
Asahi Breweries Ltd.	245,600	4,504,076
Astellas Pharma, Inc.	99,500	3,706,243
Bridgestone Corp.	245,800	4,307,476
Canon, Inc.	170,500	7,207,898
Central Japan Railway Co.	333	2,221,380
Chubu Electric Power Co., Inc.^	124,400	2,964,547
Chuo Mitsui Trust Holdings, Inc.	1,144,000	3,818,160
Daiichi Sankyo Co., Ltd.	172,100	3,600,886
DIC Corp.^	5,178,000	8,781,628
East Japan Railway Co.	149,300	9,420,815
Elpida Memory, Inc.*^	159,700	2,604,941
Fujifilm Holdings Corp.	104,300	3,115,947
Fujitsu Ltd.^	502,000	3,228,357
Furukawa Electric Co., Ltd.^	526,000	2,189,026
Honda Motor Co., Ltd.	318,500	10,769,142
ITOCHU Corp.	646,000	4,750,301
Japan Tobacco, Inc.^	1,295	4,369,536
JFE Holdings, Inc.^	130,600	5,143,021
Kansai Electric Power Co., Inc.^	401,700	9,054,698
Kao Corp.	160,700	3,751,530
KDDI Corp.	1,136	5,990,562
Kirin Holdings Co., Ltd.	409,000	6,520,343

	Number of Shares	Value (Note 1)

Konica Minolta Holdings, Inc.	334,000	$3,425,543
Kyocera Corp.	33,900	2,989,761
Kyushu Electric Power Co., Inc.	70,200	1,443,700
Mitsubishi Corp.	838,800	20,854,951
Mitsubishi Estate Co., Ltd.	225,000	3,568,831
Mitsubishi Gas Chemical Co., Inc.	688,000	3,455,293
Mitsubishi Heavy Industries Ltd.^	531,000	1,864,683
Mitsubishi Materials Corp.*	1,096,000	2,683,735
Mitsubishi Tanabe Pharma Corp.^	325,000	4,041,828
Mitsubishi UFJ Financial Group, Inc.	1,920,800	9,404,599
Mitsui & Co., Ltd.	686,400	9,717,441
Mitsui Chemicals, Inc.	1,115,000	2,867,261
Mitsui Fudosan Co., Ltd.^	340,000	5,709,555
Mizuho Financial Group, Inc.^	1,628,000	2,913,014
Namco Bandai Holdings, Inc.^	633,700	6,029,590
NGK Insulators Ltd.^	169,000	3,677,279
NGK Spark Plug Co., Ltd.^	267,000	3,005,899
Nihon Unisys Ltd.	409,400	2,907,036
Nintendo Co., Ltd.^	13,600	3,224,101
Nippon Electric Glass Co., Ltd.	510,000	6,957,364
Nippon Shokubai Co., Ltd.^	380,000	3,267,386
Nippon Steel Corp.^	2,356,000	9,525,133
Nippon Telegraph & Telephone Corp.	207,200	8,150,219
Nippon Yusen KK	1,288,000	3,940,808
Nissan Motor Co., Ltd.*^	1,011,700	8,842,257
NTT DoCoMo, Inc.	3,392	4,725,124
NTT Urban Development Corp.^	3,424	2,270,269
OJI Paper Co., Ltd.^	288,000	1,199,602
Omron Corp.^	290,600	5,184,023
ORIX Corp.^	84,310	5,733,548
Panasonic Corp.	254,000	3,632,348
Ricoh Co., Ltd.^	159,000	2,242,544
Seven & I Holdings Co., Ltd.	165,800	3,365,258
Sharp Corp.	626,000	7,877,052
Shimamura Co., Ltd.	50,300	4,785,023
Sony Corp.	258,800	7,501,701
Sumitomo Corp.	235,100	2,366,297
Sumitomo Mitsui Financial Group, Inc.^	217,700	6,206,540
Sumitomo Realty & Development Co., Ltd.^	237,000	4,445,051
Sumitomo Rubber Industries Ltd.	387,900	3,339,142
Suzuki Motor Corp.^	255,400	6,271,382
Takeda Pharmaceutical Co., Ltd.	173,800	7,135,473
Tohoku Electric Power Co., Inc.	78,700	1,555,599
Tokio Marine Holdings, Inc.	132,700	3,601,934
Tokyo Electric Power Co., Inc.	514,500	12,896,286

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Tokyo Gas Co., Ltd.	1,115,000	$4,444,886
Tokyo Tatemono Co., Ltd.	710,000	2,697,891
Toshiba Corp.*	2,811,000	15,502,566
Tosoh Corp.^	2,684,000	7,386,777
Toyota Motor Corp.	553,500	23,255,777
West Japan Railway Co.	680	2,276,161

		401,001,745

Luxembourg (1.8%)
ArcelorMittal S.A.	391,146	17,740,396
Regus plc	2,386,949	3,517,059
SES S.A. (FDR)	314,500	7,052,136
Tenaris S.A.	504,190	10,779,925

		39,089,516

Netherlands (5.5%)
Akzo Nobel N.V.	49,100	3,236,313
ASML Holding N.V.^	265,400	9,027,045
Delta Lloyd N.V.*	143,400	3,480,318
ING Groep N.V. (CVA)*	827,531	7,999,887
Koninklijke (Royal) KPN N.V.	358,500	6,080,778
Koninklijke Ahold N.V.	419,720	5,568,409
Koninklijke DSM N.V.	121,100	5,937,704
QIAGEN N.V.*	197,800	4,418,500
Randstad Holding N.V.*^	148,100	7,322,669
Royal Dutch Shell plc, Class A	1,000,508	30,236,716
Royal Dutch Shell plc, Class B	431,868	12,584,684
TNT N.V.	85,485	2,616,597
Unilever N.V. (CVA)	546,600	17,811,096

		116,320,716

New Zealand (0.3%)
Fletcher Building Ltd.	527,700	3,034,836
Telecom Corp. of New Zealand Ltd.	1,681,200	3,035,342

		6,070,178

Norway (0.4%)
Statoil ASA	368,202	9,184,348

Singapore (0.4%)
DBS Group Holdings Ltd.	225,000	2,446,401
United Overseas Bank Ltd.	370,000	5,149,110

		7,595,511

Spain (4.9%)
ACS Actividades de Construccion y Servicios S.A.	37,100	1,844,535
Banco Bilbao Vizcaya Argentaria S.A.	743,603	13,469,878
Banco Santander S.A.	2,453,962	40,318,335
Gamesa Corp. Tecnologica S.A.	244,870	4,104,904
Iberdrola S.A.^	758,400	7,219,550
Repsol YPF S.A.^	154,700	4,130,343
Telefonica S.A.	1,192,619	33,240,143

		104,327,688

	Number of Shares	Value (Note 1)

Sweden (1.4%)
Atlas Copco AB, Class A^	474,646	$6,936,386
Hennes & Mauritz AB, Class B^	121,250	6,709,659
Nordea Bank AB^	488,470	4,948,330
Telefonaktiebolaget LM Ericsson, Class B	594,000	5,463,507
TeliaSonera AB^	480,000	3,465,449
Volvo AB, Class B^	345,500	2,943,558

		30,466,889

Switzerland (8.6%)
ABB Ltd. (Registered)*	470,600	9,000,403
Adecco S.A. (Registered)^	113,300	6,255,184
Alcon, Inc.	33,500	5,505,725
Cie Financiere Richemont S.A., Class A	151,500	5,069,356
Credit Suisse Group AG (Registered)	431,814	21,267,331
GAM Holding Ltd.^	193,524	2,354,881
Julius Baer Group Ltd.	193,524	6,758,937
Nestle S.A. (Registered)	557,052	27,063,145
Novartis AG (Registered)^	419,170	22,837,317
Roche Holding AG	162,758	27,687,769
Swiss Reinsurance Co., Ltd.	73,692	3,530,646
Syngenta AG (Registered)^	32,857	9,207,095
UBS AG (Registered)*	571,410	8,777,954
Xstrata plc*	1,162,060	20,468,175
Zurich Financial Services AG	22,440	4,879,054

		180,662,972

United Kingdom (20.0%)
Anglo American plc*	132,300	5,725,787
Arriva plc	505,900	4,059,462
AstraZeneca plc	317,061	14,897,770
Aviva plc	1,294,300	8,197,156
BAE Systems plc	2,082,277	11,999,802
Barclays plc	1,078,100	4,750,838
BG Group plc	980,133	17,552,000
BHP Billiton plc	556,444	17,774,326
BP plc	3,237,736	31,312,721
British American Tobacco plc	519,900	16,865,860
BT Group plc, Class A	2,765,530	5,987,985
Carnival plc*	299,300	10,220,657
Centrica plc	1,142,600	5,160,366
Compass Group plc	613,380	4,380,906
Drax Group plc	449,400	3,008,356
GlaxoSmithKline plc	856,238	18,137,821
Greene King plc	556,400	3,661,914
HSBC Holdings plc^	4,133,100	47,138,770
J Sainsbury plc	583,700	3,034,909
Kazakhmys plc*	184,500	3,860,318
Kingfisher plc	1,622,600	5,947,941
Lloyds Banking Group plc*	7,973,500	6,401,079
Man Group plc	1,197,016	5,888,207
Marks & Spencer Group plc	941,800	6,109,781
Next plc	141,000	4,700,916
Old Mutual plc*	3,314,300	5,787,340

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Premier Foods plc*	8,441,200	$4,830,421
Rentokil Initial plc*	1,700,500	3,152,642
Rexam plc	814,000	3,803,151
Rio Tinto plc	403,150	21,728,307
Rolls-Royce Group plc*	745,500	5,817,773
Rolls-Royce Group plc, Class C*†	44,730,000	72,248
Scottish & Southern Energy plc	189,200	3,535,631
Standard Chartered plc	999,541	25,031,076
Tate & Lyle plc	463,700	3,224,909
Tesco plc	2,804,335	19,268,054
TUI Travel plc	640,500	2,636,180
Tullow Oil plc	319,720	6,667,414
Unilever plc	182,926	5,855,310
Vodafone Group plc	12,058,378	27,923,578
WH Smith plc	366,600	2,902,435
Wolseley plc*	268,896	5,379,276
WPP plc	750,000	7,323,647

		421,715,040

Total Common Stocks (98.9%) (Cost $1,971,093,209)		2,087,963,875

	Number of Warrants	Value (Note 1)
WARRANT:
Italy (0.0%)
Unione di Banche Italiane S.c.p.A., expiring 6/30/11* (Cost $—)	121,900	8,580

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (4.4%)
Goldman Sachs & Co., Repurchase Agreement
0.01%, 1/4/10 (v)	$57,502,299	57,502,299
Lehman Brothers Holdings, Inc. 0.00%, 8/21/09 (h)(s)	10,000,000	1,950,000
MassMutual Global Funding II 0.40%, 3/26/10 (l)	10,000,000	9,972,090

	Principal Amount	Value (Note 1)

Monumental Global Funding II 0.40%, 3/26/10 (l)	$24,000,000	$23,846,928

Total Short-Term Investments of Cash Collateral for Securities Loaned		93,271,317

Time Deposit (1.1%)
JPMorgan Chase Nassau 0.000%, 1/4/10	22,691,262	22,691,262

Total Short-Term Investments (5.5%) (Cost/Amortized Cost $124,193,561)		115,962,579

Total Investments (104.4%) (Cost/Amortized Cost $2,095,286,770)		2,203,935,034
Other Assets Less Liabilities (-4.4%)		(92,844,927)

Net Assets (100%)		$2,111,090,107

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $72,248 or 0.0% of net assets) at fair value by management.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(s)	Issuer in bankruptcy.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Government National Mortgage Association, 2.750% - 15.000%, maturing 2/15/10 to 12/20/39, which had a total value of $58,652,345.

Glossary:

CVA	— Dutch Certification
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
FDR	— Finnish Depositary Receipt

At December 31, 2009, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
Australian Dollar vs. U.S. Dollar, expiring 3/15/10	84,308	$75,195,991	$75,700,153	$(504,162)
Canadian Dollar vs. U.S. Dollar, expiring 3/15/10	5,600	5,354,497	5,365,064	(10,567)
European Union Euro vs. U.S. Dollar, expiring 3/15/10	19,244	27,584,734	28,329,477	(744,743)
Japanese Yen vs. U.S. Dollar, expiring 3/15/10	2,928,338	31,452,783	32,673,227	(1,220,444)
New Zealand Dollar vs. U.S. Dollar, expiring 3/15/10	20,378	14,722,494	14,375,395	347,099
New Zealand Dollar vs. U.S. Dollar, expiring 3/15/10	26,748	19,324,628	18,823,103	501,525
Norwegian Krone vs. U.S. Dollar, expiring 3/15/10	117,223	20,183,034	20,207,758	(24,724)
Norwegian Krone vs. U.S. Dollar, expiring 3/15/10	253,707	43,682,356	43,688,352	(5,996)

				$(1,662,012)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sell Contracts
British Pound vs. U.S. Dollar, expiring 3/15/10	7,364	$11,938,517	$11,889,767	$48,750
British Pound vs. U.S. Dollar, expiring 3/15/10	14,558	23,690,961	23,505,056	185,905
Canadian Dollar vs. U.S. Dollar, expiring 3/15/10	30,448	28,658,021	29,113,162	(455,141)
European Union Euro vs. U.S. Dollar, expiring 3/15/10	10,031	14,445,463	14,378,636	66,827
European Union Euro vs. U.S. Dollar, expiring 3/15/10	7,686	11,068,470	11,017,266	51,204
European Union Euro vs. U.S. Dollar, expiring 3/15/10	11,558	16,880,459	16,567,468	312,991
Japanese Yen vs. U.S. Dollar, expiring 3/15/10	4,606,582	52,231,190	49,478,519	2,752,671
Swiss Franc vs. U.S. Dollar, expiring 3/15/10	69,204	67,505,560	66,924,551	581,009

				$3,544,216

				$1,882,204

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$215,279,863	$—	$215,279,863
Consumer Staples	—	183,038,642	—	183,038,642
Energy	29,036,794	190,583,994	—	219,620,788
Financials	3,289,573	519,759,735	—	523,049,308
Health Care	5,505,725	180,445,131	—	185,950,856
Industrials	—	215,548,949	72,248	215,621,197
Information Technology	—	102,380,688	—	102,380,688
Materials	—	214,222,106	—	214,222,106
Telecommunication Services	—	129,921,203	—	129,921,203
Utilities	—	98,879,224	—	98,879,224
Forward Currency Contracts	—	4,847,981	—	4,847,981
Short-Term Investments	—	115,962,579	—	115,962,579
Warrants
Financials	—	8,580	—	8,580

Total Assets	$37,832,092	$2,170,878,675	$72,248	$2,208,783,015

Liabilities:
Forward Currency Contracts	$—	$(2,965,777)	$—	$(2,965,777)

Total Liabilities	$—	$(2,965,777)	$—	$(2,965,777)

Total	$37,832,092	$2,167,912,898	$72,248	$2,205,817,238

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities- Financials	Investments in Securities- Industrials	Investments in Securities- Telecommunication Services
Balance as of 12/31/08	$17,959,048	$5,464,876	$7,165,847
Total gains or losses (realized/unrealized) included in earnings	—	—	—
Purchases, sales, issuances, and settlements (net)	—	—	—
Transfers in and/or out of Level 3	(17,959,048)	(5,392,628)	(7,165,847)
Balance as of 12/31/09	$—	$72,248	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$(1,002)

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	4,847,981
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$4,847,981

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(2,965,777)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(2,965,777)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(895,319)	—	(895,319)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(895,319)	$—	$(895,319)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	8,081,638	—	8,081,638
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$8,081,638	$—	$8,081,638

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $6,173,000 during the year ended December 31, 2009.

^ This Portfolio held forward foreign currency contracts to gain an economic hedge against changes in the values of securities held in the Portfolio, that does not qualify for hedge accounting under ASC 815.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,570,496,016
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,524,876,607

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$268,923,444
Aggregate gross unrealized depreciation	(170,797,597)

Net unrealized appreciation	$98,125,847

Federal income tax cost of investments	$2,105,809,187

At December 31, 2009, the Portfolio had loaned securities with a total value of $96,548,802. This was secured by collateral of $101,502,299, which was received as cash and subsequently invested in short-term investments currently valued at $93,271,317, as reported in the Portfolio of Investments.

The Portfolio has a net capital loss carryforward of $811,227,551 of which $12,792,555 expires in the year 2010, $110,657,426 expires in the year 2016, and $687,777,570 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $2,095,286,770) (Securities on loan at market value $96,548,802)	$2,203,935,034
Foreign cash (Cost $7,781,254)	7,803,972
Unrealized appreciation on forward foreign currency contracts	4,847,981
Receivable for securities sold	3,601,661
Dividends, interest and other receivables	3,180,240
Receivable from Separate Accounts for Trust shares sold	876,238
Other assets	11,267

Total assets	2,224,256,393

LIABILITIES
Payable for return of cash collateral on securities loaned	101,502,299
Payable for securities purchased	3,983,585
Unrealized depreciation on forward foreign currency contracts	2,965,777
Payable to Separate Accounts for Trust shares redeemed	2,357,052
Investment management fees payable	1,295,594
Distribution fees payable - Class IB	197,929
Administrative fees payable	186,571
Trustees’ fees payable	4,113
Accrued expenses	673,366

Total liabilities	113,166,286

NET ASSETS	$2,111,090,107

Net assets were comprised of:
Paid in capital	$2,827,100,732
Accumulated undistributed net investment income (loss)	(1,760,884)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(824,880,851)
Unrealized appreciation (depreciation) on investments and foreign currency translations	110,631,110

Net assets	$2,111,090,107

Class IA
Net asset value, offering and redemption price per share, $1,178,274,180 / 141,015,901 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.36

Class IB
Net asset value, offering and redemption price per share, $932,815,927 / 113,379,709 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.23

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $5,631,478 foreign withholding tax)	$57,877,890
Interest	4,967
Securities lending (net)	2,072,832

Total income	59,955,689

EXPENSES
Investment management fees	13,190,322
Distribution fees - Class IB	2,073,161
Administrative fees	1,886,197
Printing and mailing expenses	486,932
Custodian fees	150,000
Professional fees	83,871
Trustees’ fees	44,772
Miscellaneous	67,779

Gross expenses	17,983,034
Less: Waiver from investment advisor	(389,647)
Fees paid indirectly	(5,760)

Net expenses	17,587,627

NET INVESTMENT INCOME (LOSS)	42,368,062

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(221,571,704)
Foreign currency transactions	(590,626)

Net realized gain (loss)	(222,162,330)

Change in unrealized appreciation (depreciation) on:
Securities	685,239,619
Foreign currency translations	8,075,736

Net change in unrealized appreciation (depreciation)	693,315,355

NET REALIZED AND UNREALIZED GAIN (LOSS)	471,153,025

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$513,521,087

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$42,368,062	$71,147,727
Net realized gain (loss) on investments and foreign currency transactions	(222,162,330)	(588,114,664)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	693,315,355	(1,170,239,830)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	513,521,087	(1,687,206,767)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(27,928,853)	(36,519,094)
Class IB	(19,730,635)	(36,124,176)

	(47,659,488)	(72,643,270)

Distributions from net realized capital gains
Class IA	—	(21,465,582)
Class IB	—	(22,600,402)

	—	(44,065,984)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(47,659,488)	(116,709,254)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 39,867,936 and 5,164,384 shares, respectively ]	225,337,817	57,717,249
Capital shares issued in reinvestment of dividends and distributions [ 3,420,649 and 7,012,875 shares, respectively ]	27,928,853	57,984,676
Capital shares repurchased [ (16,725,229) and (16,134,178) shares, respectively ]	(120,170,729)	(173,048,990)

Total Class IA transactions	133,095,941	(57,347,065)

Class IB
Capital shares sold [ 12,122,641 and 17,779,042 shares, respectively ]	81,816,155	195,914,906
Capital shares issued in reinvestment of dividends and distributions [ 2,454,675 and 7,155,697 shares, respectively ]	19,730,635	58,724,578
Capital shares repurchased [ (23,526,608) and (24,641,041) shares, respectively ]	(164,388,707)	(271,330,699)

Total Class IB transactions	(62,841,917)	(16,691,215)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	70,254,024	(74,038,280)

TOTAL INCREASE (DECREASE) IN NET ASSETS	536,115,623	(1,877,954,301)
NET ASSETS:
Beginning of year	1,574,974,484	3,452,928,785

End of year (a)	$2,111,090,107	$1,574,974,484

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(1,760,884)	$45,054

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	2006	2005
Net asset value, beginning of year	$6.71	$14.47	$14.42	$12.70	$11.17

Income (loss) from investment operations:
Net investment income (loss)	0.18 (e)	0.32 (e)	0.27 (e)	0.19 (e)	0.18 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.67	(7.56)	1.40	2.82	1.56

Total from investment operations	1.85	(7.24)	1.67	3.01	1.74

Less distributions:
Dividends from net investment income	(0.20)	(0.33)	(0.24)	(0.24)	(0.21)
Distributions from net realized gains	—	(0.19)	(1.38)	(1.05)	—

Total dividends and distributions	(0.20)	(0.52)	(1.62)	(1.29)	(0.21)

Net asset value, end of year	$8.36	$6.71	$14.47	$14.42	$12.70

Total return	27.67%	(50.66)%	11.98%	23.80%	15.61%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,178,274	$767,423	$1,713,719	$1,602,552	$1,330,210
Ratio of expenses to average net assets:
After waivers	0.85%	0.85%	0.85%	0.85%	0.85%
After waivers and fees paid indirectly	0.85%	0.85%	0.85%	0.85%	0.84%
Before waivers and fees paid indirectly	0.87%	0.90%	0.89%	0.88%	0.85%
Ratio of net investment income to average net assets:
After waivers	2.45%	2.83%	1.74%	1.36%	1.60%
After waivers and fees paid indirectly	2.45%	2.83%	1.74%	1.37%	1.61%
Before waivers and fees paid indirectly	2.43%	2.78%	1.69%	1.33%	1.60%
Portfolio turnover rate	85%	65%	52%	70%	67%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$— #	$0.01	$0.01	$— #	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2009		2008	2007	2006	2005
Net asset value, beginning of year	$6.60		$14.25	$14.22	$12.53	$11.02

Income (loss) from investment operations:
Net investment income (loss)	0.15	(e)	0.29 (e)	0.22 (e)	0.15 (e)	0.15 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.66		(7.44)	1.38	2.78	1.53

Total from investment operations	1.81		(7.15)	1.60	2.93	1.68

Less distributions:
Dividends from net investment income	(0.18)		(0.31)	(0.19)	(0.19)	(0.17)
Distributions from net realized gains	—		(0.19)	(1.38)	(1.05)	—

Total dividends and distributions	(0.18)		(0.50)	(1.57)	(1.24)	(0.17)

Net asset value, end of year	$8.23		$6.60	$14.25	$14.22	$12.53

Total return	27.45%		(50.83)%	11.69%	23.55%	15.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$932,816		$807,551	$1,739,210	$1,342,183	$930,307
Ratio of expenses to average net assets:
After waivers	1.10%		1.10%	1.10%	1.10%	1.10%
After waivers and fees paid indirectly	1.10%		1.10%	1.10%	1.10%	1.09%
Before waivers and fees paid indirectly	1.12	%(c)	1.15%	1.14%	1.13%	1.10%
Ratio of net investment income to average net assets:
After waivers	2.19%		2.59%	1.46%	1.10%	1.35%
After waivers and fees paid indirectly	2.19%		2.59%	1.46%	1.10%	1.36%
Before waivers and fees paid indirectly	2.16%		2.54%	1.42%	1.06%	1.35%
Portfolio turnover rate	85%		65%	52%	70%	67%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—	#	$0.01	$0.01	$— #	$— #

#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	36.00%	1.51%	1.91%	5.07%
Portfolio – IB Shares	35.64	1.26	1.65	4.82
Russell 2000® Growth Index†	34.47	0.87	(1.37)	3.74
Russell 2500™ Growth Index	41.66	2.00	(0.18)	5.36

*   Date of inception 5/1/97

† In 2009, the Investment Manager revised the Portfolio’s benchmark index to be the Russell 2000® Growth Index, which more closely reflects the market sectors in which the Portfolio invests.

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 36.00% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 2000® Growth Index, returned 34.47% over the same period.

Asset Class Overview

Over the 12 months, small cap growth stocks, as measured by the Russell 2000® Growth Index, posted a notable return of 34.47%. All sectors of the index made positive contributions to return, with the largest gains coming from information technology. Consumer discretionary and health care stocks also made significant contributions to return. The worst performing sector was financials, although this sector contributed modestly to the benchmark’s return.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	Stock selection in the Consumer, Industrials and Energy sectors boosted performance.

•	The Technology sector, specifically the semiconductor subsector, also positively impacted performance.

•	The top performing stocks included VistaPrint, Bucyrus International and Joy Global.

What hurt performance during the year:

•	The most significant detractor from performance was stock selection in the Health Care sector.

•	The largest negative stock contributors included Psychiatric Solutions, Immucor and NuVasive.

Portfolio Positioning and Outlook

Looking at the history of prior periods of recovery from recessions, revisions to earnings estimates are likely early in the recovery, leaving an environment for active growth managers to find companies poised to generate growth beyond what the market expects. With the returns of 2009 spurred by investors moving beyond fears of financial collapse to recovery, the market may focus more on profitability and growth prospects, favoring companies that are able to show investors strong earnings. We seek companies displaying strong traditional growth factors as we believe these traits may be disproportionately rewarded as the recovery matures. Despite the market’s fluctuations, the manager maintained its style discipline.

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	21.3%
Health Care	16.7
Consumer Discretionary	16.7
Industrials	16.1
Financials	13.1
Energy	5.9
Materials	3.6
Consumer Staples	2.4
Utilities	1.6
Telecommunication Services	1.6
Cash and Other	1.0

100.0%

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,234.90	$5.01
Hypothetical (5% average return before expenses)	1,000.00	1,020.72	4.53
Class IB
Actual	1,000.00	1,232.60	6.42
Hypothetical (5% average return before expenses)	1,000.00	1,019.46	5.80

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.89% and 1.14% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (16.7%)
Auto Components (0.5%)
American Axle & Manufacturing Holdings, Inc.*	47,100	$377,742
ArvinMeritor, Inc.*	50,600	565,708
China Automotive Systems, Inc.*	9,700	181,487
Cooper Tire & Rubber Co.^	36,500	731,825
Dana Holding Corp.*	88,300	957,172
Dorman Products, Inc.*^	11,400	178,524
Drew Industries, Inc.*^	18,900	390,285
Exide Technologies, Inc.*	45,900	326,349
Fuel Systems Solutions, Inc.*	7,400	305,176
Modine Manufacturing Co.*	32,900	389,536
Raser Technologies, Inc.*^	41,500	51,460
Standard Motor Products, Inc.*	21,900	186,588
Superior Industries International, Inc.^	10,800	165,240
Tenneco, Inc.*	30,500	540,765
Wonder Auto Technology, Inc.*	16,400	192,864

		5,540,721

Automobiles (0.0%)
Winnebago Industries, Inc.*	19,800	241,560

Distributors (0.7%)
Audiovox Corp., Class A*	24,200	171,578
Core-Mark Holding Co., Inc.*	10,600	349,376
LKQ Corp.*^	410,610	8,043,850

		8,564,804

Diversified Consumer Services (1.7%)
American Public Education, Inc.*	12,150	417,474
Bridgepoint Education, Inc.*^	9,300	139,686
Capella Education Co.*^	9,750	734,175
ChinaCast Education Corp.*	21,900	165,564
Coinstar, Inc.*^	18,750	520,875
Corinthian Colleges, Inc.*^	462,830	6,373,169
Grand Canyon Education, Inc.*^	12,641	240,305
Jackson Hewitt Tax Service, Inc.*^	22,000	96,800
K12, Inc.*	15,800	320,266
Learning Tree International, Inc.*	11,000	131,340
Lincoln Educational Services Corp.*	7,400	160,358
Mac-Gray Corp.*	11,700	120,510
Matthews International Corp., Class A	18,200	644,826
Pre-Paid Legal Services, Inc.*^	3,800	156,104
Princeton Review, Inc.*	21,300	86,478
Regis Corp.	36,810	573,132
Sotheby’s, Inc.^	40,800	917,184
Steiner Leisure Ltd.*^	7,600	302,176
Stewart Enterprises, Inc., Class A^	54,300	279,645
Strayer Education, Inc.^	39,180	8,325,358
Universal Technical Institute, Inc.*^	13,200	266,640

		20,972,065

	Number of Shares	Value (Note 1)

Hotels, Restaurants & Leisure (2.5%)
AFC Enterprises, Inc.*	300	$2,448
Ambassadors Group, Inc.	16,227	215,657
Ameristar Casinos, Inc.^	16,200	246,726
Bally Technologies, Inc.*	36,300	1,498,827
BJ’s Restaurants, Inc.*^	11,400	214,548
Bob Evans Farms, Inc.	18,700	541,365
Buffalo Wild Wings, Inc.*	10,300	414,781
California Pizza Kitchen, Inc.*	14,400	193,680
CEC Entertainment, Inc.*	15,400	491,568
Cheesecake Factory, Inc.*^	36,200	781,558
Churchill Downs, Inc.	4,400	164,340
CKE Restaurants, Inc.	34,600	292,716
Cracker Barrel Old Country Store, Inc.	13,300	505,267
Denny’s Corp.*^	84,812	185,738
DineEquity, Inc.*^	11,300	274,477
Domino’s Pizza, Inc.*	28,500	238,830
Dover Downs Gaming & Entertainment, Inc.	39,900	150,822
Einstein Noah Restaurant Group, Inc.*^	500	4,915
Gaylord Entertainment Co.*	26,700	527,325
Interval Leisure Group, Inc.*	26,500	330,455
Isle of Capri Casinos, Inc.*^	12,100	90,508
Jack in the Box, Inc.*	38,700	761,229
Landry’s Restaurants, Inc.*^	10,600	225,674
Life Time Fitness, Inc.*^	27,000	673,110
Luby’s, Inc.*^	21,600	79,488
Marcus Corp.	17,900	229,478
Morgans Hotel Group Co.*^	33,100	149,943
Orient-Express Hotels Ltd., Class A*^	668,890	6,782,545
P.F. Chang’s China Bistro, Inc.*^	14,500	549,695
Panera Bread Co., Class A*	68,200	4,567,354
Papa John’s International, Inc.*	12,033	281,091
Peet’s Coffee & Tea, Inc.*	6,600	219,978
Pinnacle Entertainment, Inc.*	39,600	355,608
Red Robin Gourmet Burgers, Inc.*	9,600	171,840
Ruby Tuesday, Inc.*	33,800	243,360
Shuffle Master, Inc.*	32,300	266,152
Sonic Corp.*	37,500	377,625
Speedway Motorsports, Inc.	10,300	181,486
Steak n Shake Co.*^	870	281,984
Texas Roadhouse, Inc.*	32,100	360,483
Vail Resorts, Inc.*	18,700	706,860
WMS Industries, Inc.*	137,960	5,518,400

		30,349,934

Household Durables (1.6%)
American Greetings Corp., Class A^	26,400	575,256
Beazer Homes USA, Inc.*^	13,600	65,824
Blyth, Inc.	3,800	128,136
Cavco Industries, Inc.*^	3,900	140,088
Ethan Allen Interiors, Inc.^	14,900	199,958
Furniture Brands International, Inc.*	54,700	298,662
Helen of Troy Ltd.*	19,600	479,416
Hovnanian Enterprises, Inc., Class A*^	33,100	127,104

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

iRobot Corp.*^	14,519	$255,534
La-Z-Boy, Inc.*	36,000	343,080
M/I Homes, Inc.*	16,000	166,240
Meritage Homes Corp.*	20,100	388,533
National Presto Industries, Inc.^	3,578	390,825
Ryland Group, Inc.^	24,800	488,560
Sealy Corp.*^	62,900	198,764
Standard Pacific Corp.*	77,100	288,354
Tempur-Pedic International, Inc.*	511,330	12,082,728
Tupperware Brands Corp.	41,700	1,941,969
Universal Electronics, Inc.*	8,600	199,692

		18,758,723

Internet & Catalog Retail (0.7%)
1-800-FLOWERS.COM, Inc., Class A*	33,000	87,450
Blue Nile, Inc.*	8,700	550,971
Drugstore.Com, Inc.*	56,800	175,512
Gaiam, Inc., Class A*	1,800	13,842
HSN, Inc.*	26,600	537,054
Netflix, Inc.*^	104,400	5,756,616
NutriSystem, Inc.^	19,800	617,166
Orbitz Worldwide, Inc.*	28,300	207,722
Overstock.com, Inc.*^	11,900	161,364
PetMed Express, Inc.^	11,200	197,456
Shutterfly, Inc.*	13,500	240,435
Stamps.com, Inc.*	11,900	107,100
Ticketmaster Entertainment, Inc.*	25,200	307,944

		8,960,632

Leisure Equipment & Products (0.3%)
Brunswick Corp.	57,300	728,283
Callaway Golf Co.^	43,800	330,252
Eastman Kodak Co.*^	179,600	757,912
JAKKS Pacific, Inc.*	18,700	226,644
Leapfrog Enterprises, Inc.*	38,800	151,708
Polaris Industries, Inc.	19,200	837,696
Pool Corp.	28,000	534,240
RC2 Corp.*	11,900	175,525
Smith & Wesson Holding Corp.*^	24,600	100,614
Sturm Ruger & Co., Inc.^	12,800	124,160

		3,967,034

Media (1.7%)
Arbitron, Inc.^	17,800	416,876
Ascent Media Corp., Class A*	9,400	239,982
Belo Corp., Class A	57,600	313,344
Cinemark Holdings, Inc.	24,065	345,814
CKX, Inc.*	33,275	175,359
Crown Media Holdings, Inc., Class A*^	60,100	87,145
Dolan Media Co.*^	15,800	161,318
EW Scripps Co., Class A*	26,800	186,528
Fisher Communications, Inc.*	130	2,113
Global Sources Ltd.*	28,700	179,375
Harte-Hanks, Inc.^	23,800	256,564
Knology, Inc.*	22,900	250,755
Lamar Advertising Co., Class A*	195,890	6,090,220
LIN TV Corp., Class A*	1,500	6,690
Live Nation, Inc.*	56,000	476,560

	Number of Shares	Value (Note 1)

Mediacom Communications Corp., Class A*	31,000	$138,570
National CineMedia, Inc.	559,240	9,266,607
RCN Corp.*	20,100	218,085
Rentrak Corp.*	9,100	160,797
Scholastic Corp.	15,600	465,348
Sinclair Broadcast Group, Inc., Class A*	50,300	202,709
Valassis Communications, Inc.*	30,900	564,234
Value Line, Inc.	6,000	150,660
World Wrestling Entertainment, Inc., Class A^	14,200	217,686

		20,573,339

Multiline Retail (1.0%)
99 Cents Only Stores*	31,000	405,170
Dillard’s, Inc., Class A^	31,100	573,795
Dollar Tree, Inc.*	208,000	10,046,400
Fred’s, Inc., Class A	25,800	263,160
Retail Ventures, Inc.*	23,000	204,470
Saks, Inc.*^	79,600	522,176

		12,015,171

Specialty Retail (4.2%)
American Eagle Outfitters, Inc.	372,400	6,323,352
America’s Car-Mart, Inc.*	7,300	192,209
AnnTaylor Stores Corp.*^	39,200	534,688
Asbury Automotive Group, Inc.*	26,300	303,239
bebe Stores, Inc.	29,600	185,592
Big 5 Sporting Goods Corp.	17,350	298,073
Brown Shoe Co., Inc.	27,000	266,490
Buckle, Inc.^	17,100	500,688
Build-A-Bear Workshop, Inc.*	2,900	14,181
Cabela’s, Inc.*^	25,500	363,630
CarMax, Inc.*^	191,800	4,651,150
Cato Corp., Class A^	17,800	357,068
Charming Shoppes, Inc.*^	74,241	480,339
Children’s Place Retail Stores, Inc.*^	15,945	526,345
Christopher & Banks Corp.	26,600	202,692
Citi Trends, Inc.*	8,400	232,008
Coldwater Creek, Inc.*^	36,927	164,694
Collective Brands, Inc.*	46,800	1,065,636
Dick’s Sporting Goods, Inc.*^	331,050	8,233,214
Dress Barn, Inc.*^	35,995	831,485
DSW, Inc., Class A*	8,600	222,568
Finish Line, Inc., Class A	22,300	279,865
Genesco, Inc.*	12,900	354,234
Group 1 Automotive, Inc.*^	13,700	388,395
Gymboree Corp.*^	18,578	807,957
hhgregg, Inc.*^	8,900	196,067
Hibbett Sports, Inc.*^	15,648	344,100
HOT Topic, Inc.*^	28,800	183,168
J. Crew Group, Inc.*^	175,380	7,846,501
Jo-Ann Stores, Inc.*^	16,500	597,960
JoS. A. Bank Clothiers, Inc.*	11,400	480,966
Kirkland’s, Inc.*	11,100	192,807
Lithia Motors, Inc., Class A*	17,900	147,138
Lumber Liquidators, Inc.*^	12,300	329,640
Men’s Wearhouse, Inc.^	34,900	734,994
Monro Muffler Brake, Inc.	10,700	357,808
New York & Co., Inc.*	50,700	217,503

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

OfficeMax, Inc.*	51,100	$648,459
Pacific Sunwear of California, Inc.*	49,500	197,010
PEP Boys-Manny, Moe & Jack^	31,700	268,182
Pier 1 Imports, Inc.*	90,700	461,663
Rent-A-Center, Inc.*^	44,000	779,680
REX Stores Corp.*	13,400	188,404
Sally Beauty Holdings, Inc.*	59,000	451,350
Shoe Carnival, Inc.*	9,300	190,371
Sonic Automotive, Inc., Class A*^	16,900	175,591
Stage Stores, Inc.	18,900	233,604
Stein Mart, Inc.*	18,500	197,210
Syms Corp.*^	7,591	54,883
Systemax, Inc.^	10,200	160,242
Talbots, Inc.*^	19,295	171,918
Tractor Supply Co.*^	24,000	1,271,040
Ulta Salon Cosmetics & Fragrance, Inc.*	17,600	319,616
Wet Seal, Inc., Class A*	43,400	149,730
Williams-Sonoma, Inc.	273,700	5,687,486
Zale Corp.*^	18,300	49,776
Zumiez, Inc.*^	16,356	208,048

		51,272,707

Textiles, Apparel & Luxury Goods (1.8%)
American Apparel, Inc.*	32,700	101,370
Carter’s, Inc.*	338,970	8,897,962
Columbia Sportswear Co.^	8,000	312,320
Crocs, Inc.*	77,700	446,775
Deckers Outdoor Corp.*^	8,800	895,136
FGX International Holdings Ltd.*	10,900	213,531
Fossil, Inc.*^	31,400	1,053,784
Fuqi International, Inc.*	6,300	113,085
G-III Apparel Group Ltd.*^	9,900	214,533
Iconix Brand Group, Inc.*	46,000	581,900
Jones Apparel Group, Inc.	57,200	918,632
Kenneth Cole Productions, Inc., Class A*	14,600	140,890
K-Swiss, Inc., Class A*	17,700	175,938
Liz Claiborne, Inc.*^	63,700	358,631
Lululemon Athletica, Inc.*	27,186	818,299
Maidenform Brands, Inc.*	12,300	205,287
Movado Group, Inc.^	11,400	110,808
Oxford Industries, Inc.	8,000	165,440
Perry Ellis International, Inc.*	10,500	158,130
Quiksilver, Inc.*^	97,100	196,142
Skechers U.S.A., Inc., Class A*^	21,500	632,315
Steven Madden Ltd.*	11,500	474,260
Timberland Co., Class A*	26,419	473,693
True Religion Apparel, Inc.*	13,700	253,313
Under Armour, Inc., Class A*	19,900	542,673
Unifi, Inc.*	31,300	121,444
UniFirst Corp.	9,400	452,234
Volcom, Inc.*^	13,100	219,294
Warnaco Group, Inc.*	29,700	1,253,043
Weyco Group, Inc.	7,300	172,572
Wolverine World Wide, Inc.	34,600	941,812

		21,615,246

Total Consumer Discretionary		202,831,936

	Number of Shares	Value (Note 1)

Consumer Staples (2.4%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	4,700	$219,020
Coca-Cola Bottling Co. Consolidated^	2,800	151,256
Heckmann Corp.*	53,600	267,464
National Beverage Corp.*^	12,800	177,408

		815,148

Food & Staples Retailing (0.4%)
Andersons, Inc.	11,800	304,676
Arden Group, Inc., Class A	1,022	97,724
Casey’s General Stores, Inc.	32,700	1,043,784
Diedrich Coffee, Inc.*	5,100	177,735
Great Atlantic & Pacific Tea Co., Inc.*	27,100	319,509
Ingles Markets, Inc., Class A	8,500	128,605
Nash Finch Co.^	8,600	318,974
Pantry, Inc.*	15,000	203,850
Pricesmart, Inc.	7,200	147,168
Ruddick Corp.^	27,000	694,710
Spartan Stores, Inc.^	10,300	147,187
Susser Holdings Corp.*	8,600	73,874
United Natural Foods, Inc.*	28,700	767,438
Village Super Market, Inc., Class A	7,101	193,999
Weis Markets, Inc.^	7,400	269,064
Winn-Dixie Stores, Inc.*^	33,700	338,348

		5,226,645

Food Products (1.4%)
AgFeed Industries, Inc.*^	30,800	154,000
Alico, Inc.^	8,700	247,602
American Dairy, Inc.*	7,000	151,760
American Italian Pasta Co., Class A*	14,000	487,060
B&G Foods, Inc., Class A	20,700	190,026
Calavo Growers, Inc.^	7,600	129,200
Cal-Maine Foods, Inc.	9,100	310,128
Chiquita Brands International, Inc.*^	28,100	506,924
Darling International, Inc.*	53,300	446,654
Diamond Foods, Inc.^	10,400	369,616
Dole Food Co., Inc.*	23,177	287,626
Farmer Bros Co.	6,932	136,838
Fresh Del Monte Produce, Inc.*	24,600	543,660
Green Mountain Coffee Roasters, Inc.*^	101,900	8,301,793
Hain Celestial Group, Inc.*	27,243	463,403
HQ Sustainable Maritime Industries, Inc.*	500	3,520
Imperial Sugar Co.^	11,200	195,328
J&J Snack Foods Corp.	9,000	359,640
Lancaster Colony Corp.	13,000	646,100
Lance, Inc.	16,400	431,320
Lifeway Foods, Inc.*^	11,200	133,056
Omega Protein Corp.*	1,800	7,848
Sanderson Farms, Inc.	13,600	573,376
Seneca Foods Corp., Class A*	6,000	143,220
Smart Balance, Inc.*	40,700	244,200
Synutra International, Inc.*	11,500	155,365
Tootsie Roll Industries, Inc.^	15,136	414,424

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

TreeHouse Foods, Inc.*	20,000	$777,200
Zhongpin, Inc.*	11,600	181,076

		16,991,963

Household Products (0.0%)
Central Garden & Pet Co., Class A*	34,800	345,912
WD-40 Co.	10,700	346,252

		692,164

Personal Products (0.4%)
American Oriental Bioengineering, Inc.*^	29,100	135,315
Bare Escentuals, Inc.*	44,300	541,789
Chattem, Inc.*^	13,000	1,212,900
China Sky One Medical, Inc.*^	7,700	175,175
China-Biotics, Inc.*	11,900	184,093
Elizabeth Arden, Inc.*^	13,200	190,608
Inter Parfums, Inc.	14,300	174,031
Mannatech, Inc.^	18,600	58,032
Medifast, Inc.*^	8,200	250,756
Nu Skin Enterprises, Inc., Class A	31,300	841,031
Prestige Brands Holdings, Inc.*	30,045	236,154
Revlon, Inc., Class A*	12,300	209,223
Schiff Nutrition International, Inc.	14,300	111,826
USANA Health Sciences, Inc.*	5,200	165,880

		4,486,813

Tobacco (0.1%)
Alliance One International, Inc.*^	41,900	204,472
Star Scientific, Inc.*^	43,200	30,240
Universal Corp.^	17,400	793,614
Vector Group Ltd.	22,785	318,990

		1,347,316

Total Consumer Staples		29,560,049

Energy (5.9%)
Energy Equipment & Services (2.8%)
Allis-Chalmers Energy, Inc.*	34,011	128,222
Basic Energy Services, Inc.*	19,500	173,550
Bolt Technology Corp.*	14,500	159,790
Bristow Group, Inc.*	19,501	749,813
Bronco Drilling Co., Inc.*^	19,900	100,893
Cal Dive International, Inc.*	30,000	226,800
CARBO Ceramics, Inc.	11,900	811,223
Complete Production Services, Inc.*	570,550	7,417,150
Dawson Geophysical Co.*	6,300	145,593
Dril-Quip, Inc.*	51,700	2,920,016
ENGlobal Corp.*	1,400	4,382
FMC Technologies, Inc.*^	86,700	5,014,728
Global Industries Ltd.*	66,800	476,284
Gulf Island Fabrication, Inc.	8,000	168,240
GulfMark Offshore, Inc.*^	14,200	402,002
Hercules Offshore, Inc.*^	58,900	281,542
Hornbeck Offshore Services, Inc.*	15,200	353,856
ION Geophysical Corp.*^	64,200	380,064
Key Energy Services, Inc.*^	82,700	726,933

	Number of Shares	Value (Note 1)

Lufkin Industries, Inc.	9,200	$673,440
Matrix Service Co.*	15,100	160,815
Natural Gas Services Group, Inc.*	9,600	180,960
Newpark Resources, Inc.*^	42,400	179,352
Oceaneering International, Inc.*	76,910	4,500,773
Parker Drilling Co.*	77,700	384,615
PHI, Inc.*	10,200	211,140
Pioneer Drilling Co.*	26,000	205,400
RPC, Inc.	19,800	205,920
Superior Energy Services, Inc.*	225,180	5,469,622
Superior Well Services, Inc.*^	12,200	173,972
T-3 Energy Services, Inc.*	9,100	232,050
TETRA Technologies, Inc.*	50,400	558,432
Union Drilling, Inc.*	15,800	98,750
Vantage Drilling Co.*	102,100	164,381
Willbros Group, Inc.*^	25,200	425,124

		34,465,827

Oil, Gas & Consumable Fuels (3.1%)
Alon USA Energy, Inc.	34,700	237,348
Apco Oil and Gas International, Inc.	11,191	247,321
Approach Resources, Inc.*	11,600	89,552
Arena Resources, Inc.*^	24,300	1,047,816
Atlas Energy, Inc.	42,800	1,291,276
ATP Oil & Gas Corp.*	25,300	462,484
Berry Petroleum Co., Class A^	28,100	819,115
Bill Barrett Corp.*	25,700	799,527
BPZ Resources, Inc.*	59,700	567,150
Brigham Exploration Co.*	53,500	724,925
Cabot Oil & Gas Corp.	139,460	6,079,062
Carrizo Oil & Gas, Inc.*^	17,900	474,171
Cheniere Energy, Inc.*^	33,500	81,070
Clayton Williams Energy, Inc.*	7,800	273,312
Clean Energy Fuels Corp.*	21,500	331,315
Cloud Peak Energy, Inc.*	19,606	285,463
Concho Resources, Inc.*	88,070	3,954,343
Contango Oil & Gas Co.*	7,207	338,801
Crosstex Energy, Inc.	42,000	254,100
CVR Energy, Inc.*	14,500	99,470
Delek U.S. Holdings, Inc.^	14,400	98,064
Delta Petroleum Corp.*^	104,000	108,160
DHT Maritime, Inc.^	23,000	84,640
Endeavour International Corp.*	133,700	144,396
Evergreen Energy, Inc.*	106,900	36,667
General Maritime Corp.^	27,984	195,608
GeoResources, Inc.*	15,400	210,364
GMX Resources, Inc.*^	20,400	280,296
Golar LNG Ltd.*	22,100	283,322
Goodrich Petroleum Corp.*^	14,800	360,380
Gran Tierra Energy, Inc.*	127,537	730,787
Green Plains Renewable Energy, Inc.*	14,500	215,615
Gulfport Energy Corp.*^	21,300	243,885
International Coal Group, Inc.*	83,200	321,152
James River Coal Co.*	14,300	264,979
Knightsbridge Tankers Ltd.	10,800	143,208
McMoRan Exploration Co.*	41,700	334,434
Newfield Exploration Co.*	134,590	6,491,276
Nordic American Tanker Shipping Ltd.^	27,400	822,000
Northern Oil and Gas, Inc.*	26,400	312,576

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Oilsands Quest, Inc.*^	111,700	$128,455
Panhandle Oil and Gas, Inc., Class A	5,800	150,220
Patriot Coal Corp.*	42,800	661,688
Penn Virginia Corp.	27,500	585,475
Petroleum Development Corp.*	9,300	169,353
PetroQuest Energy, Inc.*^	38,600	236,618
Rex Energy Corp.*^	27,200	326,400
Rosetta Resources, Inc.*	33,400	665,662
Ship Finance International Ltd.	27,200	370,736
Stone Energy Corp.*	32,600	588,430
Swift Energy Co.*^	23,800	570,248
Teekay Tankers Ltd., Class A^	2,700	23,031
USEC, Inc.*^	71,800	276,430
VAALCO Energy, Inc.*	27,900	126,945
Venoco, Inc.*	15,900	207,336
W&T Offshore, Inc.^	22,700	265,590
Warren Resources, Inc.*	85,129	208,566
Western Refining, Inc.*^	50,200	236,442
Westmoreland Coal Co.*	500	4,455
World Fuel Services Corp.^	37,800	1,012,662

		36,954,172

Total Energy		71,419,999

Financials (13.1%)
Capital Markets (4.2%)
Affiliated Managers Group, Inc.*^	98,250	6,617,138
Allied Capital Corp.*	119,600	431,756
American Capital Ltd.*	180,600	440,664
Apollo Investment Corp.	103,900	990,167
Ares Capital Corp.^	64,100	798,045
Artio Global Investors, Inc.*	17,836	454,640
BGC Partners, Inc., Class A	42,200	194,964
BlackRock Kelso Capital Corp.	25,900	220,668
Broadpoint Gleacher Securities, Inc.*^	29,370	130,990
Calamos Asset Management, Inc., Class A	14,700	169,491
Capital Southwest Corp.^	2,507	197,552
Cohen & Steers, Inc.^	10,866	248,179
Cowen Group, Inc., Class A*^	25,000	148,000
Diamond Hill Investment Group, Inc.	1,900	122,037
Duff & Phelps Corp., Class A	9,250	168,905
E*TRADE Financial Corp.*	923,870	1,616,772
Epoch Holding Corp.	17,600	183,920
Evercore Partners, Inc., Class A^	10,100	307,040
FBR Capital Markets Corp.*	22,400	138,432
Fifth Street Finance Corp.^	13,200	141,768
GAMCO Investors, Inc., Class A	3,800	183,502
GFI Group, Inc.	42,981	196,423
Gladstone Capital Corp.	14,300	110,110
Gladstone Investment Corp.	1,000	4,560
Greenhill & Co., Inc.	81,140	6,510,674
Hercules Technology Growth Capital, Inc.	23,795	247,230
International Assets Holding Corp.*	9,500	138,130
JMP Group, Inc.	18,700	181,764
KBW, Inc.*	275,071	7,525,943

	Number of Shares	Value (Note 1)

Knight Capital Group, Inc., Class A*	62,004	$954,862
Lazard Ltd., Class A	217,400	8,254,678
MCG Capital Corp.*	70,100	302,832
MF Global Ltd.*^	64,800	450,360
MVC Capital, Inc.^	18,200	214,760
NGP Capital Resources Co.	12,453	101,243
Oppenheimer Holdings, Inc., Class A^	7,900	262,438
optionsXpress Holdings, Inc.	26,900	415,605
PennantPark Investment Corp.	21,245	189,505
Penson Worldwide, Inc.*^	16,500	149,490
Piper Jaffray Cos., Inc.*	11,800	597,198
Prospect Capital Corp.^	41,061	484,930
Pzena Investment Management, Inc., Class A*^	20,600	167,684
Riskmetrics Group, Inc.*^	14,700	233,877
Safeguard Scientifics, Inc.*	18,200	187,642
Sanders Morris Harris Group, Inc.	18,000	99,000
Stifel Financial Corp.*^	137,680	8,156,163
SWS Group, Inc.	11,500	139,150
Teton Advisors, Inc., Class B*(b)†	53	805
Thomas Weisel Partners Group, Inc.*^	1,000	3,780
TradeStation Group, Inc.*	20,900	164,901
U.S. Global Investors, Inc., Class A	1,000	12,310
Virtus Investment Partners, Inc.*	3,495	55,570
Westwood Holdings Group, Inc.^	5,400	196,236

		50,614,483

Commercial Banks (3.0%)
1st Source Corp.	7,000	112,630
Ameris Bancorp^	10,255	73,428
Ames National Corp.^	12,600	265,986
Arrow Financial Corp.^	6,180	154,500
BancFirst Corp.^	3,400	125,936
Banco Latinoamericano de Comercio Exterior S.A.^	12,900	179,310
Bank of Marin Bancorp/California^	5,400	175,824
Bank of the Ozarks, Inc.^	5,800	169,766
Banner Corp.^	12,500	33,500
Boston Private Financial Holdings, Inc.^	35,900	207,143
Bridge Bancorp, Inc.^	5,500	132,220
Bryn Mawr Bank Corp.^	5,500	82,995
Camden National Corp.^	3,900	127,530
Capital City Bank Group, Inc.	9,000	124,560
Cardinal Financial Corp.^	18,250	159,505
Cathay General Bancorp^	27,369	206,636
Central Pacific Financial Corp.*^	18,200	23,842
Chemical Financial Corp.^	15,100	356,058
Citizens Holding Co.	4,900	109,711
Citizens Republic Bancorp, Inc.*	315,400	217,626
City Holding Co.^	10,500	339,465
CoBiz Financial, Inc.	28,600	135,850
Columbia Banking System, Inc.^	17,900	289,622
Community Bank System, Inc.^	18,106	349,627
Community Trust Bancorp, Inc.	10,100	246,945
CVB Financial Corp.^	54,800	473,472

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Danvers Bancorp, Inc.^	8,400	$109,116
Eagle Bancorp, Inc.*	17,300	181,131
East West Bancorp, Inc.^	59,100	933,780
F.N.B. Corp./Pennsylvania	73,500	499,065
Farmers Capital Bank Corp.	4,500	45,990
Financial Institutions, Inc.	7,100	83,638
First Bancorp/North Carolina^	7,800	108,966
First BanCorp/Puerto Rico^	53,800	123,740
First Busey Corp.^	70,800	275,412
First Commonwealth Financial Corp.	60,100	279,465
First Community Bancshares, Inc./Virginia^	14,400	173,520
First Financial Bancorp^	32,800	477,568
First Financial Bankshares, Inc.^	13,500	732,105
First Financial Corp./Indiana^	7,900	241,108
First Merchants Corp.^	18,600	110,484
First Midwest Bancorp, Inc./Illinois^	31,800	346,302
First of Long Island Corp.^	5,900	148,975
FirstMerit Corp.	52,965	1,066,715
German American Bancorp, Inc.^	9,600	156,000
Glacier Bancorp, Inc.^	40,500	555,660
Great Southern Bancorp, Inc.^	7,500	160,200
Hampton Roads Bankshares, Inc.^	19,500	33,735
Hancock Holding Co.^	18,000	788,220
Harleysville National Corp.	27,700	178,388
Heartland Financial USA, Inc.^	16,530	237,205
Home Bancshares, Inc./Arkansas^	13,714	330,096
IBERIABANK Corp.^	13,300	715,673
Independent Bank Corp./Massachusetts^	13,600	284,104
International Bancshares Corp.	33,400	632,262
Investors Bancorp, Inc.*	32,200	352,268
Lakeland Bancorp, Inc.^	10,800	69,012
Lakeland Financial Corp.	6,100	105,225
MainSource Financial Group, Inc.^	10,800	51,624
MB Financial, Inc.	31,700	625,124
Merchants Bancshares, Inc.^	6,900	156,216
Metro Bancorp, Inc.*^	10,300	129,471
Nara Bancorp, Inc.*^	20,100	227,934
National Bankshares, Inc./Virginia	5,800	164,082
National Penn Bancshares, Inc.	80,100	463,779
NBT Bancorp, Inc.	22,900	466,473
Northfield Bancorp, Inc./ New Jersey	13,300	179,816
Old National Bancorp/Indiana^	55,300	687,379
Old Second Bancorp, Inc.^	23,500	161,915
Oriental Financial Group, Inc.	22,400	241,920
Orrstown Financial Services, Inc.	3,800	132,544
Pacific Capital Bancorp N.A.^	21,700	20,832
Pacific Continental Corp.^	16,800	192,192
PacWest Bancorp	18,400	370,760
Park National Corp.	6,600	388,608
Peapack Gladstone Financial Corp.	13,545	171,751
Peoples Bancorp, Inc./Ohio	5,800	56,144
Pinnacle Financial Partners, Inc.*^	21,281	302,616
Premierwest Bancorp	37,170	52,781

	Number of Shares	Value (Note 1)

PrivateBancorp, Inc.^	324,500	$2,910,765
Prosperity Bancshares, Inc.^	30,900	1,250,523
Renasant Corp.^	10,100	137,360
Republic Bancorp, Inc./Kentucky, Class A^	6,400	131,840
S&T Bancorp, Inc.^	13,201	224,549
Sandy Spring Bancorp, Inc.^	8,700	77,343
Santander BanCorp*	21,023	258,162
SCBT Financial Corp.^	8,200	227,058
Shore Bancshares, Inc.	4,700	67,962
Sierra Bancorp^	6,500	49,595
Signature Bank/New York*	26,500	845,350
Simmons First National Corp., Class A	9,400	261,320
Smithtown Bancorp, Inc.	16,800	99,960
South Financial Group, Inc.	103,400	66,662
Southside Bancshares, Inc.^	11,445	224,551
Southwest Bancorp, Inc./Oklahoma	7,800	54,132
State Bancorp, Inc./New York	8,500	60,435
StellarOne Corp.^	11,000	109,560
Sterling Bancorp/New York^	10,200	72,828
Sterling Bancshares, Inc./Texas^	46,400	238,032
Suffolk Bancorp^	4,500	133,650
Sun Bancorp, Inc./New Jersey*	13,125	49,219
Susquehanna Bancshares, Inc.^	60,800	358,112
SVB Financial Group*^	26,527	1,105,911
SY Bancorp, Inc.^	6,300	134,505
Texas Capital Bancshares, Inc.*	20,700	288,972
Tompkins Financial Corp.^	5,500	222,750
TowneBank/Virginia^	9,800	114,464
Trico Bancshares^	12,500	208,125
Trustmark Corp.^	38,400	865,536
UMB Financial Corp.^	20,400	802,740
Umpqua Holdings Corp.^	56,060	751,764
Union Bankshares Corp./ Virginia^	14,300	177,177
United Bankshares, Inc.^	22,200	443,334
United Community Banks, Inc./Georgia*	51,992	176,253
Univest Corp. of Pennsylvania^	10,447	183,136
Washington Trust Bancorp, Inc.^	10,300	160,474
Webster Financial Corp.	43,400	515,158
WesBanco, Inc.	16,600	204,844
West Bancorp, Inc.^	21,800	107,474
Westamerica Bancorp	19,100	1,057,567
Western Alliance Bancorp*^	27,500	103,950
Wilshire Bancorp, Inc.^	16,500	135,135
Wintrust Financial Corp.^	16,100	495,719
Yadkin Valley Financial Corp.	6,400	23,424

		36,840,156

Consumer Finance (0.3%)
Advance America Cash Advance Centers, Inc.	40,900	227,404
Cardtronics, Inc.*^	20,200	223,614
Cash America International, Inc.^	19,200	671,232
Credit Acceptance Corp.*	5,000	210,500
Dollar Financial Corp.*	15,100	357,266
EZCORP, Inc., Class A*	30,300	521,463
First Cash Financial Services, Inc.*	15,400	341,726

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

First Marblehead Corp.*^	83,700	$178,281
Nelnet, Inc., Class A	16,800	289,464
World Acceptance Corp.*^	8,500	304,555

		3,325,505

Diversified Financial Services (0.2%)
Asset Acceptance Capital Corp.*^	18,300	124,074
Compass Diversified Holdings	15,600	199,056
Financial Federal Corp.	14,113	388,107
MarketAxess Holdings, Inc.	20,100	279,390
Medallion Financial Corp.	15,894	129,854
PHH Corp.*^	36,400	586,404
PICO Holdings, Inc.*	14,400	471,312
Portfolio Recovery Associates, Inc.*	9,900	444,312
Primus Guaranty Ltd.*^	40,600	123,830

		2,746,339

Insurance (1.6%)
Ambac Financial Group, Inc.*^	217,700	180,691
American Equity Investment Life Holding Co.^	28,600	212,784
American Physicians Capital, Inc.	5,200	157,664
American Physicians Service Group, Inc.	6,900	159,183
American Safety Insurance Holdings Ltd.*	7,900	114,155
AMERISAFE, Inc.*^	8,900	159,933
Amtrust Financial Services, Inc.	14,800	174,936
Argo Group International Holdings Ltd.*	19,900	579,886
Assured Guaranty Ltd.	79,465	1,729,158
Baldwin & Lyons, Inc., Class B	6,487	159,645
Citizens, Inc./Texas*^	17,600	114,928
CNA Surety Corp.*	7,900	117,631
Conseco, Inc.*	123,700	618,500
Crawford & Co., Class B*	38,900	153,266
Delphi Financial Group, Inc., Class A	28,405	635,420
Donegal Group, Inc., Class A^	11,200	174,048
eHealth, Inc.*^	16,600	272,738
EMC Insurance Group, Inc.^	6,062	130,394
Employers Holdings, Inc.	30,900	474,006
Enstar Group, Ltd.*	4,450	324,939
FBL Financial Group, Inc., Class A^	8,200	151,864
First Acceptance Corp.*^	36,158	70,508
First Mercury Financial Corp.^	10,000	137,100
Flagstone Reinsurance Holdings Ltd.	31,354	343,013
FPIC Insurance Group, Inc.*	3,800	146,756
Greenlight Capital Reinsurance Ltd., Class A*^	16,866	397,532
Harleysville Group, Inc.^	8,800	279,752
Hilltop Holdings, Inc.*^	24,641	286,821
Horace Mann Educators Corp.	19,200	240,000
Independence Holding Co.	9,227	53,516
Infinity Property & Casualty Corp.	9,300	377,952
Kansas City Life Insurance Co.	6,200	184,450

	Number of Shares	Value (Note 1)

Maiden Holdings Ltd.	25,900	$189,588
Max Capital Group Ltd.	29,200	651,160
Meadowbrook Insurance Group, Inc.	38,500	284,900
Montpelier Reinsurance Holdings Ltd.	61,700	1,068,644
National Financial Partners Corp.*	33,435	270,489
National Interstate Corp.	10,000	169,600
National Western Life Insurance Co., Class A	1,200	208,344
Navigators Group, Inc.*	7,600	358,036
Phoenix Cos., Inc.*^	69,800	194,044
Platinum Underwriters Holdings Ltd.	35,000	1,340,150
PMA Capital Corp., Class A*	22,200	139,860
Presidential Life Corp.	13,900	127,185
ProAssurance Corp.*	20,600	1,106,426
RLI Corp.^	12,000	639,000
Safety Insurance Group, Inc.	10,100	365,923
SeaBright Insurance Holdings, Inc.*	22,500	258,525
Selective Insurance Group, Inc.	31,300	514,885
State Auto Financial Corp.	6,700	123,950
Stewart Information Services Corp.^	11,400	128,592
Tower Group, Inc.	27,126	635,020
United America Indemnity Ltd., Class A*^	23,100	182,952
United Fire & Casualty Co.	14,600	266,158
Universal Insurance Holdings, Inc.^	30,200	177,274
Zenith National Insurance Corp.	24,900	741,024

		19,454,898

Real Estate Investment Trusts (REITs) (3.0%)
Acadia Realty Trust (REIT)^	25,986	438,384
Agree Realty Corp. (REIT)^	7,178	167,176
Alexander’s, Inc. (REIT)*	1,300	395,746
American Campus Communities, Inc. (REIT)^	33,900	952,590
American Capital Agency Corp. (REIT)	6,700	177,818
Anworth Mortgage Asset Corp. (REIT)	64,400	450,800
Ashford Hospitality Trust, Inc. (REIT)*^	36,700	170,288
Associated Estates Realty Corp. (REIT)	13,400	151,018
BioMed Realty Trust, Inc. (REIT)^	63,700	1,005,186
CapLease, Inc. (REIT)^	47,000	205,860
Capstead Mortgage Corp. (REIT)	39,500	539,175
Care Investment Trust, Inc. (REIT)^	11,600	90,248
CBL & Associates Properties, Inc. (REIT)^	84,690	818,952
Cedar Shopping Centers, Inc. (REIT)	23,500	159,800
Cogdell Spencer, Inc. (REIT)	33,400	189,044
Colonial Properties Trust (REIT)	42,000	492,660

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Colony Financial, Inc. (REIT)	9,234	$188,097
Cousins Properties, Inc. (REIT)	46,781	356,939
Cypress Sharpridge Investments, Inc. (REIT)	12,100	163,471
DCT Industrial Trust, Inc. (REIT)^	130,300	654,106
Developers Diversified Realty Corp. (REIT)^	92,100	852,846
DiamondRock Hospitality Co. (REIT)^	70,600	597,982
DuPont Fabros Technology, Inc. (REIT)	20,600	370,594
EastGroup Properties, Inc. (REIT)^	16,900	646,932
Education Realty Trust, Inc. (REIT)^	36,600	177,144
Entertainment Properties Trust (REIT)^	22,500	793,575
Equity Lifestyle Properties, Inc. (REIT)	16,300	822,661
Equity One, Inc. (REIT)	23,700	383,229
Extra Space Storage, Inc. (REIT)^	50,200	579,810
FelCor Lodging Trust, Inc. (REIT)*	41,240	148,464
First Industrial Realty Trust, Inc. (REIT)*	36,300	189,849
First Potomac Realty Trust (REIT)	28,707	360,847
Franklin Street Properties Corp. (REIT)	42,300	618,003
Getty Realty Corp. (REIT)	8,200	192,946
Glimcher Realty Trust (REIT)	33,000	89,100
Government Properties Income Trust (REIT)	7,300	167,754
Gramercy Capital Corp./New York (REIT)*	5,000	12,950
Hatteras Financial Corp. (REIT)^	24,200	676,632
Healthcare Realty Trust, Inc. (REIT)^	38,900	834,794
Hersha Hospitality Trust (REIT)	44,929	141,077
Highwoods Properties, Inc. (REIT)^	47,400	1,580,790
Home Properties, Inc. (REIT)^	20,400	973,284
Inland Real Estate Corp. (REIT)	47,500	387,125
Invesco Mortgage Capital, Inc. (REIT)	7,900	179,804
Investors Real Estate Trust (REIT)^	46,300	416,700
iStar Financial, Inc. (REIT)*^	66,700	170,752
Kilroy Realty Corp. (REIT)^	27,500	843,425
Kite Realty Group Trust (REIT)	53,200	216,524
LaSalle Hotel Properties (REIT)^	41,000	870,430
Lexington Realty Trust (REIT)	63,545	386,354
LTC Properties, Inc. (REIT)	15,000	401,250
Medical Properties Trust, Inc. (REIT)	53,668	536,680
MFA Financial, Inc. (REIT)	178,290	1,310,431
Mid-America Apartment Communities, Inc. (REIT)	17,000	820,760

	Number of Shares	Value (Note 1)

Mission West Properties, Inc. (REIT)	18,245	$131,181
Monmouth Real Estate Investment Corp. (REIT), Class A	24,500	182,280
National Health Investors, Inc. (REIT)	17,400	643,626
National Retail Properties, Inc. (REIT)^	51,700	1,097,074
NorthStar Realty Finance Corp. (REIT)	56,900	195,167
Omega Healthcare Investors, Inc. (REIT)^	54,000	1,050,300
Parkway Properties, Inc./Maryland (REIT)	14,169	294,999
Pennsylvania Real Estate Investment Trust (REIT)^	24,600	208,116
Pennymac Mortgage Investment Trust (REIT)*	9,300	159,774
Post Properties, Inc. (REIT)^	27,600	540,960
Potlatch Corp. (REIT)	26,100	832,068
PS Business Parks, Inc. (REIT)^	11,400	570,570
RAIT Financial Trust (REIT)*^	63,100	82,661
Ramco-Gershenson Properties Trust (REIT)	18,200	173,628
Redwood Trust, Inc. (REIT)^	51,900	750,474
Resource Capital Corp. (REIT)	2,200	10,824
Saul Centers, Inc. (REIT)	5,200	170,352
Sovran Self Storage, Inc. (REIT)^	17,400	621,702
Strategic Hotels & Resorts, Inc. (REIT)*^	84,800	157,728
Sun Communities, Inc. (REIT)^	10,700	211,325
Sunstone Hotel Investors, Inc. (REIT)*^	62,263	552,895
Tanger Factory Outlet Centers (REIT)	24,600	959,154
Universal Health Realty Income Trust (REIT)	5,500	176,165
Urstadt Biddle Properties, Inc. (REIT), Class A	9,800	149,646
U-Store-It Trust (REIT)	50,700	371,124
Walter Investment Management Corp. (REIT)	11,900	170,527
Washington Real Estate Investment Trust (REIT)^	37,800	1,041,390

		37,024,566

Real Estate Management & Development (0.1%)
Consolidated-Tomoka Land Co.^	2,900	101,326
Forestar Group, Inc.*^	24,000	527,520
Tejon Ranch Co.*^	7,900	230,838

		859,684

Thrifts & Mortgage Finance (0.7%)
Abington Bancorp, Inc.	21,300	146,757
Astoria Financial Corp.^	57,300	712,239
Bank Mutual Corp.	31,300	216,596
BankFinancial Corp.	17,900	177,210
Beneficial Mutual Bancorp, Inc.*^	15,400	151,536
Berkshire Hills Bancorp, Inc.^	9,200	190,256
Brookline Bancorp, Inc.	31,834	315,475

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Brooklyn Federal Bancorp, Inc.	6,600	$66,264
Clifton Savings Bancorp, Inc.	12,400	116,188
Dime Community Bancshares, Inc.	16,700	195,724
Doral Financial Corp.*^	70,300	255,189
ESB Financial Corp.	10,100	133,522
ESSA Bancorp, Inc.^	13,300	155,610
First Financial Holdings, Inc.^	6,800	88,332
First Financial Northwest, Inc.^	11,800	77,290
Flagstar Bancorp, Inc.*^	159,300	95,580
Flushing Financial Corp.^	12,100	136,246
Fox Chase Bancorp, Inc.*^	7,700	73,304
Home Federal Bancorp, Inc./Idaho^	9,600	127,776
Kearny Financial Corp.^	12,250	123,480
K-Fed Bancorp	15,800	138,882
MGIC Investment Corp.*^	83,800	484,364
NASB Financial, Inc.^	7,900	183,991
NewAlliance Bancshares, Inc.^	71,700	861,117
Northwest Bancshares, Inc.^	18,000	203,760
OceanFirst Financial Corp.^	23,600	266,680
Ocwen Financial Corp.*	36,400	348,348
Oritani Financial Corp.^	10,246	140,678
PMI Group, Inc.*^	38,700	97,524
Provident Financial Services, Inc.^	36,100	384,465
Provident New York Bancorp	18,900	159,516
Prudential Bancorp, Inc. of Pennsylvania	11,800	112,336
Radian Group, Inc.^	61,100	446,641
Rockville Financial, Inc.	8,200	86,100
Roma Financial Corp.^	9,400	116,184
Territorial Bancorp, Inc.*	9,900	178,695
TrustCo Bank Corp. NY/New York	50,000	315,000
United Financial Bancorp, Inc.	11,100	145,521
ViewPoint Financial Group^	18,700	269,467
Westfield Financial, Inc.	14,900	122,925
WSFS Financial Corp.	3,900	99,957

		8,716,725

Total Financials		159,582,356

Health Care (16.7%)
Biotechnology (5.4%)
Acorda Therapeutics, Inc.*	23,600	595,192
Affymax, Inc.*^	6,600	163,284
Alexion Pharmaceuticals, Inc.*	139,570	6,813,808
Alkermes, Inc.*	62,000	583,420
Allos Therapeutics, Inc.*	38,200	250,974
Alnylam Pharmaceuticals, Inc.*	20,900	368,258
AMAG Pharmaceuticals, Inc.*^	34,003	1,293,134
Amicus Therapeutics, Inc.*	10,200	40,494
Arena Pharmaceuticals, Inc.*^	53,600	190,280
ARIAD Pharmaceuticals, Inc.*	59,500	135,660
ArQule, Inc.*	30,200	111,438
Array BioPharma, Inc.*^	29,100	81,771
BioCryst Pharmaceuticals, Inc.*^	17,500	113,050
Celera Corp.*	50,800	351,028
Cell Therapeutics, Inc.*^	309,300	352,602
Celldex Therapeutics, Inc.*	12,900	60,372
Cepheid, Inc.*^	37,200	464,256
Clinical Data, Inc.*^	11,400	208,164

	Number of Shares	Value (Note 1)

Cubist Pharmaceuticals, Inc.*	36,400	$690,508
Cytokinetics, Inc.*	34,200	99,522
Cytori Therapeutics, Inc.*^	28,800	175,680
Dendreon Corp.*	208,120	5,469,394
Dyax Corp.*^	42,600	144,414
Emergent Biosolutions, Inc.*	10,500	142,695
Enzon Pharmaceuticals, Inc.*^	21,100	222,183
Exelixis, Inc.*^	65,800	484,946
Facet Biotech Corp.*	13,060	229,595
Genomic Health, Inc.*	6,600	129,096
Geron Corp.*	56,900	315,795
GTx, Inc.*^	16,800	70,560
Halozyme Therapeutics, Inc.*	39,500	231,865
Hemispherx Biopharma, Inc.*^	74,100	41,496
Human Genome Sciences, Inc.#*^	299,473	9,163,874
Idera Pharmaceuticals, Inc.*	14,100	72,897
Immunogen, Inc.*^	233,250	1,833,345
Immunomedics, Inc.*	58,400	187,464
Incyte Corp.*^	335,815	3,059,275
Insmed, Inc.*	83,700	64,449
InterMune, Inc.*	194,710	2,539,018
Isis Pharmaceuticals, Inc.*	59,600	661,560
Lexicon Pharmaceuticals, Inc.*^	73,300	124,610
Ligand Pharmaceuticals, Inc., Class B*	75,900	164,703
MannKind Corp.*^	33,455	293,066
Martek Biosciences Corp.*^	19,900	376,906
Maxygen, Inc.*	18,000	109,620
Medivation, Inc.*	37,600	1,415,640
Metabolix, Inc.*	11,700	129,519
Micromet, Inc.*	33,000	219,780
Molecular Insight Pharmaceuticals, Inc.*^	800	1,800
Momenta Pharmaceuticals, Inc.*	25,300	319,033
Myriad Pharmaceuticals, Inc.*	14,738	74,132
Novavax, Inc.*^	60,400	160,664
NPS Pharmaceuticals, Inc.*	31,800	108,120
OncoGenex Pharmaceutical, Inc.*	5,300	118,084
Onyx Pharmaceuticals, Inc.*	245,210	7,194,461
Opko Health, Inc.*	73,800	135,054
Orexigen Therapeutics, Inc.*	21,300	158,472
Osiris Therapeutics, Inc.*^	35,800	255,612
PDL BioPharma, Inc.	79,300	543,998
Pharmasset, Inc.*^	9,900	204,930
Protalix BioTherapeutics, Inc.*	22,000	145,640
Regeneron Pharmaceuticals, Inc.*	158,180	3,824,792
Rigel Pharmaceuticals, Inc.*^	31,600	300,516
Sangamo BioSciences, Inc.*	29,300	173,456
Savient Pharmaceuticals, Inc.*	39,600	538,956
Seattle Genetics, Inc.*	219,920	2,234,387
SIGA Technologies, Inc.*^	19,900	115,420
Spectrum Pharmaceuticals, Inc.*^	24,700	109,668
StemCells, Inc.*^	92,700	116,802
Synta Pharmaceuticals Corp.*^	47,400	239,844
Theravance, Inc.*^	30,400	397,328
United Therapeutics Corp.*^	118,900	6,260,085
Vanda Pharmaceuticals, Inc.*	17,800	200,072
ZymoGenetics, Inc.*	33,600	214,704

		65,186,690

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Health Care Equipment & Supplies (3.8%)
Abaxis, Inc.*^	14,700	$375,585
ABIOMED, Inc.*^	17,100	149,454
Accuray, Inc.*^	23,200	130,152
Align Technology, Inc.*	39,300	700,326
Alphatec Holdings, Inc.*	37,100	198,114
American Medical Systems Holdings, Inc.*^	48,800	941,352
Analogic Corp.^	8,700	335,037
AngioDynamics, Inc.*^	11,400	183,312
Atrion Corp.	1,200	186,864
ATS Medical, Inc.*	48,700	157,301
Bovie Medical Corp.*^	16,500	128,865
Cantel Medical Corp.*	10,300	207,854
Cardiac Science Corp.*^	16,900	37,687
Conceptus, Inc.*	19,600	367,696
CONMED Corp.*	18,600	424,080
CryoLife, Inc.*	17,100	109,782
Cyberonics, Inc.*^	18,300	374,052
DexCom, Inc.*	26,500	214,120
Electro-Optical Sciences, Inc.*	16,100	166,796
Endologix, Inc.*^	46,600	246,048
ev3, Inc.*^	44,000	586,960
Exactech, Inc.*	6,800	117,708
Greatbatch, Inc.*^	15,100	290,373
Haemonetics Corp.*	16,500	909,975
HeartWare International, Inc.*	6,100	216,367
ICU Medical, Inc.*	7,600	276,944
Immucor, Inc.*	43,700	884,488
Insulet Corp.*	17,400	248,472
Integra LifeSciences Holdings Corp.*	11,600	426,648
Invacare Corp.^	20,100	501,294
IRIS International, Inc.*^	10,400	128,544
Kensey Nash Corp.*	5,800	147,900
MAKO Surgical Corp.*	16,200	179,820
Masimo Corp.*	212,770	6,472,463
Medical Action Industries, Inc.*	13,200	211,992
Meridian Bioscience, Inc.^	26,900	579,695
Merit Medical Systems, Inc.*	17,900	345,291
Micrus Endovascular Corp.*	16,100	241,661
Natus Medical, Inc.*	18,100	267,699
Neogen Corp.*	10,200	240,822
NuVasive, Inc.*^	189,470	6,059,251
NxStage Medical, Inc.*^	32,100	268,035
OraSure Technologies, Inc.*^	33,600	170,688
Orthofix International N.V.*^	8,900	275,633
Orthovita, Inc.*^	43,000	150,930
Palomar Medical Technologies, Inc.*	12,100	121,968
Quidel Corp.*^	17,000	234,260
ResMed, Inc.*^	125,210	6,544,727
Rochester Medical Corp.*	11,000	122,430
RTI Biologics, Inc.*	36,200	139,008
Sirona Dental Systems, Inc.*	11,000	349,140
Somanetics Corp.*	7,100	124,605
SonoSite, Inc.*	7,900	186,677
Spectranetics Corp.*	36,900	256,824
Stereotaxis, Inc.*	24,000	94,320
STERIS Corp.^	38,700	1,082,439
SurModics, Inc.*^	7,300	165,418
Symmetry Medical, Inc.*	23,800	191,828
Synovis Life Technologies, Inc.*	7,400	95,534

	Number of Shares	Value (Note 1)

Thoratec Corp.*^	36,000	$969,120
TomoTherapy, Inc.*	3,500	13,650
Vascular Solutions, Inc.*^	17,600	147,664
Volcano Corp.*^	454,780	7,904,076
West Pharmaceutical Services, Inc.^	21,900	858,480
Wright Medical Group, Inc.*^	23,600	447,220
Young Innovations, Inc.	7,000	173,460
Zoll Medical Corp.*	14,100	376,752

		46,433,730

Health Care Providers & Services (3.3%)
Air Methods Corp.*	7,000	235,340
Alliance HealthCare Services, Inc.*^	28,100	160,451
Allion Healthcare, Inc.*	25,900	169,904
Almost Family, Inc.*	4,600	181,838
Amedisys, Inc.*^	17,900	869,224
America Service Group, Inc.	10,400	165,048
American Dental Partners, Inc.*^	13,800	178,020
AMERIGROUP Corp.*	34,600	932,816
AMN Healthcare Services, Inc.*	19,500	176,670
Amsurg Corp.*^	17,416	383,500
Assisted Living Concepts, Inc., Class A*^	5,680	149,782
Bio-Reference Labs, Inc.*	7,900	309,601
BioScrip, Inc.*^	28,500	238,260
CardioNet, Inc.*^	15,855	94,179
Catalyst Health Solutions, Inc.*	24,500	893,515
Centene Corp.*	29,800	630,866
Chemed Corp.	14,500	695,565
Chindex International, Inc.*^	13,100	185,103
Clarient, Inc.*	39,600	104,940
Continuecare Corp.*	54,200	236,854
Corvel Corp.*	5,900	197,886
Cross Country Healthcare, Inc.*^	17,000	168,470
Emergency Medical Services Corp., Class A*	175,994	9,530,075
Emeritus Corp.*^	15,191	284,831
Ensign Group, Inc.^	7,300	112,201
Genoptix, Inc.*^	9,650	342,865
Gentiva Health Services, Inc.*	19,400	523,994
Hanger Orthopedic Group, Inc.*	20,000	276,600
HealthSouth Corp.*^	59,100	1,109,307
Healthspring, Inc.*	32,100	565,281
Healthways, Inc.*	22,800	418,152
HMS Holdings Corp.*^	192,800	9,387,432
inVentiv Health, Inc.*^	21,500	347,655
IPC The Hospitalist Co., Inc.*^	10,800	359,100
Kindred Healthcare, Inc.*	26,100	481,806
Landauer, Inc.	6,233	382,706
LHC Group, Inc.*^	9,600	322,656
Magellan Health Services, Inc.*	31,300	1,274,849
MedCath Corp.*^	13,300	105,203
Molina Healthcare, Inc.*	6,800	155,516
MWI Veterinary Supply, Inc.*^	7,200	271,440
National Healthcare Corp.	5,900	213,049
National Research Corp.	3,600	74,520
Nighthawk Radiology Holdings, Inc.*	23,350	105,775
Odyssey HealthCare, Inc.*	21,500	334,970
Owens & Minor, Inc.#	26,500	1,137,645

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

PharMerica Corp.*	19,300	$306,484
Providence Service Corp.*	1,000	15,800
PSS World Medical, Inc.*^	39,700	896,029
Psychiatric Solutions, Inc.*^	37,200	786,408
RadNet, Inc.*	34,900	71,196
RehabCare Group, Inc.*	12,300	374,289
Res-Care, Inc.*	16,900	189,280
Select Medical Holdings Corp.*^	21,619	229,594
Skilled Healthcare Group, Inc., Class A*	15,990	119,126
Sun Healthcare Group, Inc.*	29,200	267,764
Sunrise Senior Living, Inc.*	12,900	41,538
Triple-S Management Corp., Class B*^	11,700	205,920
U.S. Physical Therapy, Inc.*	8,500	143,905
Universal American Corp.*	17,100	200,070
Virtual Radiologic Corp.*	12,900	164,604
WellCare Health Plans, Inc.*	28,300	1,040,308

		40,527,775

Health Care Technology (1.3%)
athenahealth, Inc.*^	134,890	6,102,424
Computer Programs & Systems, Inc.	6,500	299,325
Eclipsys Corp.*	35,323	654,182
MedAssets, Inc.*^	306,520	6,501,289
Medidata Solutions, Inc.*	9,300	145,080
MedQuist, Inc.	24,300	162,567
Merge Healthcare, Inc.*	37,800	127,008
Omnicell, Inc.*	14,700	171,843
Phase Forward, Inc.*	28,910	443,768
Quality Systems, Inc.	15,800	992,082
Vital Images, Inc.*	8,700	110,403

		15,709,971

Life Sciences Tools & Services (1.4%)
Affymetrix, Inc.*^	48,000	280,320
Albany Molecular Research, Inc.*	20,300	184,324
Bruker Corp.*	32,700	394,362
Cambrex Corp.*	26,300	146,754
Dionex Corp.*^	11,900	879,053
Enzo Biochem, Inc.*	32,500	174,850
eResearchTechnology, Inc.*	27,400	164,674
Illumina, Inc.*^	175,190	5,369,573
Kendle International, Inc.*	6,100	111,691
Luminex Corp.*^	28,500	425,505
PAREXEL International Corp.*^	36,777	518,556
QIAGEN N.V.*	339,810	7,584,559
Sequenom, Inc.*^	40,000	165,600
Varian, Inc.*	19,200	989,568

		17,389,389

Pharmaceuticals (1.5%)
Acura Pharmaceuticals, Inc.*^	17,404	92,763
Adolor Corp.*^	42,700	62,342
Akorn, Inc.*^	63,800	114,202
Ardea Biosciences, Inc.*	8,100	113,400
Auxilium Pharmaceuticals, Inc.*	30,200	905,396
AVANIR Pharmaceuticals, Inc., Class A*	74,100	140,790
Biodel, Inc.*	1,500	6,510

	Number of Shares	Value (Note 1)

BioMimetic Therapeutics, Inc.*^	10,300	$122,879
BMP Sunstone Corp.*^	17,600	100,144
Cadence Pharmaceuticals, Inc.*^	15,700	151,819
Caraco Pharmaceutical Laboratories Ltd.*	19,400	117,176
Cornerstone Therapeutics, Inc.*^	12,900	78,690
Cumberland Pharmaceuticals, Inc.*^	11,300	153,567
Cypress Bioscience, Inc.*	17,700	101,952
Depomed, Inc.*	45,000	150,750
Discovery Laboratories, Inc.*	78,100	49,086
Durect Corp.*	59,736	147,548
Hi-Tech Pharmacal Co., Inc.*^	9,000	252,450
Impax Laboratories, Inc.*	40,600	552,160
Inspire Pharmaceuticals, Inc.*	38,932	214,905
ISTA Pharmaceuticals, Inc.*	35,700	162,792
Javelin Pharmaceuticals, Inc.*	2,000	2,600
KV Pharmaceutical Co., Class A*	56,400	206,988
Lannett Co., Inc.*	24,100	142,431
MAP Pharmaceuticals, Inc.*^	11,500	109,595
Medicines Co.*	31,500	262,710
Medicis Pharmaceutical Corp., Class A	285,800	7,730,890
Nektar Therapeutics*	191,200	1,781,984
Obagi Medical Products, Inc.*	15,000	180,000
Optimer Pharmaceuticals, Inc.*^	18,600	209,808
Pain Therapeutics, Inc.*	21,400	114,704
Par Pharmaceutical Cos., Inc.*	22,400	606,144
Pozen, Inc.*	16,400	98,236
Questcor Pharmaceuticals, Inc.*^	41,400	196,650
Salix Pharmaceuticals Ltd.*	31,500	800,100
Santarus, Inc.*	51,800	239,316
Sucampo Pharmaceuticals, Inc., Class A*^	21,600	87,264
ViroPharma, Inc.*	51,100	428,729
Vivus, Inc.*	44,900	412,631
XenoPort, Inc.*	19,800	367,488

		17,769,589

Total Health Care		203,017,144

Industrials (16.1%)
Aerospace & Defense (1.4%)
AAR Corp.*^	24,500	563,010
Aerovironment, Inc.*	7,000	203,560
American Science & Engineering, Inc.	6,082	461,259
Applied Signal Technology, Inc.	6,000	115,740
Argon ST, Inc.*^	6,100	132,492
Ascent Solar Technologies, Inc.*^	1,000	5,300
Ceradyne, Inc.*	16,600	318,886
Cubic Corp.	12,600	469,980
Curtiss-Wright Corp.	29,400	920,808
DigitalGlobe, Inc.*	9,900	239,580
Ducommun, Inc.	8,200	153,422
DynCorp International, Inc., Class A*	16,600	238,210
Esterline Technologies Corp.*	21,300	868,401

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

GenCorp, Inc.*	31,800	$222,600
GeoEye, Inc.*^	12,400	345,712
HEICO Corp.	15,500	687,115
Herley Industries, Inc.*	9,300	129,177
Hexcel Corp.*^	529,440	6,872,131
Ladish Co., Inc.*	10,100	152,308
LMI Aerospace, Inc.*	18,100	240,730
Moog, Inc., Class A*	27,700	809,671
Orbital Sciences Corp.*	39,400	601,244
Stanley, Inc.*^	10,050	275,471
Taser International, Inc.*	32,100	140,598
Teledyne Technologies, Inc.*	22,400	859,264
Triumph Group, Inc.	9,900	477,675

		16,504,344

Air Freight & Logistics (0.1%)
Atlas Air Worldwide Holdings, Inc.*	10,400	387,400
Forward Air Corp.^	18,500	463,425
Hub Group, Inc., Class A*^	21,600	579,528
Pacer International, Inc.*^	41,860	132,278

		1,562,631

Airlines (0.4%)
AirTran Holdings, Inc.*^	73,200	382,104
Alaska Air Group, Inc.*	26,400	912,384
Allegiant Travel Co.*^	10,190	480,662
Hawaiian Holdings, Inc.*	28,300	198,100
JetBlue Airways Corp.*	154,200	840,390
Republic Airways Holdings, Inc.*	22,100	163,319
SkyWest, Inc.	34,100	576,972
U.S. Airways Group, Inc.*	85,700	414,788
UAL Corp.*^	109,200	1,409,772

		5,378,491

Building Products (0.7%)
AAON, Inc.^	8,700	169,563
American Woodmark Corp.	6,900	135,792
Ameron International Corp.^	6,000	380,760
Apogee Enterprises, Inc.^	14,500	203,000
Builders FirstSource, Inc.*^	36,400	140,140
Gibraltar Industries, Inc.*	17,300	272,129
Griffon Corp.*	26,400	322,608
Insteel Industries, Inc.^	14,800	192,400
NCI Building Systems, Inc.*	29,900	54,119
Quanex Building Products Corp.	25,200	427,644
Simpson Manufacturing Co., Inc.	204,180	5,490,400
Trex Co., Inc.*	10,900	213,640
Universal Forest Products, Inc.	14,900	548,469

		8,550,664

Commercial Services & Supplies (1.2%)
ABM Industries, Inc.^	31,100	642,526
ACCO Brands Corp.*	29,400	214,032
American Ecology Corp.	12,200	207,888
American Reprographics Co.*	22,700	159,127
Amrep Corp.*	3,800	52,060
APAC Customer Services, Inc.*	32,200	191,912
ATC Technology Corp.*	10,600	252,810
Bowne & Co., Inc.	21,745	145,257

	Number of Shares	Value (Note 1)

Cenveo, Inc.*	40,000	$350,000
Clean Harbors, Inc.*	12,807	763,425
Consolidated Graphics, Inc.*	6,700	234,634
Cornell Cos., Inc.*	7,200	163,440
Courier Corp.	7,000	99,750
Deluxe Corp.	33,300	492,507
EnergySolutions, Inc.	50,600	429,594
EnerNOC, Inc.*	9,300	282,627
Ennis, Inc.	13,300	223,307
Fuel Tech, Inc.*	21,300	174,021
G&K Services, Inc., Class A	9,300	233,709
GEO Group, Inc.*	34,200	748,296
Healthcare Services Group, Inc.	25,200	540,792
Herman Miller, Inc.	34,000	543,320
HNI Corp.^	29,300	809,559
ICT Group, Inc.*	10,600	173,098
Innerworkings, Inc.*	20,100	118,590
Interface, Inc., Class A	30,300	251,793
Kimball International, Inc., Class B	20,800	177,216
Knoll, Inc.	22,800	235,524
M&F Worldwide Corp.*	6,800	268,600
McGrath RentCorp	15,500	346,580
Metalico, Inc.*	37,900	186,468
Mine Safety Appliances Co.^	18,800	498,764
Mobile Mini, Inc.*	22,500	317,025
Multi-Color Corp.	7,100	86,691
Rollins, Inc.	29,400	566,832
Schawk, Inc.	13,900	189,040
Standard Parking Corp.*	7,231	114,828
Standard Register Co.^	18,300	93,330
Steelcase, Inc., Class A	47,800	304,008
Sykes Enterprises, Inc.*^	20,600	524,682
Team, Inc.*	18,000	338,580
Tetra Tech, Inc.#*	38,900	1,056,913
United Stationers, Inc.*	15,245	866,678
Viad Corp.	9,800	202,174
Waste Services, Inc.*^	16,500	150,315

		15,022,322

Construction & Engineering (0.5%)
Argan, Inc.*^	12,000	172,680
Comfort Systems USA, Inc.	18,900	233,226
Dycom Industries, Inc.*	22,700	182,281
EMCOR Group, Inc.*	44,700	1,202,430
Furmanite Corp.*	21,300	81,153
Granite Construction, Inc.	21,800	733,788
Great Lakes Dredge & Dock Corp.	29,600	191,808
Insituform Technologies, Inc., Class A*	25,200	572,544
Integrated Electrical Services, Inc.*	9,300	54,405
Layne Christensen Co.*	13,000	373,230
MasTec, Inc.*	34,900	436,250
Michael Baker Corp.*^	4,800	198,720
MYR Group, Inc.*	11,500	207,920
Northwest Pipe Co.*	6,000	161,160
Orion Marine Group, Inc.*	17,100	360,126
Pike Electric Corp.*	20,700	192,096
Primoris Services Corp.	21,200	168,964
Sterling Construction Co., Inc.*	9,900	189,882

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Tutor Perini Corp.*^	17,200	$310,976

		6,023,639

Electrical Equipment (2.8%)
A. O. Smith Corp.	12,600	546,714
Acuity Brands, Inc.^	27,400	976,536
Advanced Battery Technologies, Inc.*^	41,200	164,800
American Superconductor Corp.*^	30,000	1,227,000
AMETEK, Inc.	200,820	7,679,357
AZZ, Inc.*^	7,900	258,330
Baldor Electric Co.^	319,740	8,981,497
Belden, Inc.	28,200	618,144
Brady Corp., Class A	33,300	999,333
Broadwind Energy, Inc.*	21,000	169,890
China BAK Battery, Inc.*	50,900	141,502
Encore Wire Corp.	12,200	257,054
Ener1, Inc.*	30,676	194,486
Energy Conversion Devices, Inc.*^	29,400	310,758
EnerSys*	234,130	5,120,423
Evergreen Solar, Inc.*^	94,900	143,299
Franklin Electric Co., Inc.	14,400	418,752
FuelCell Energy, Inc.*	66,623	250,502
GrafTech International Ltd.*	77,700	1,208,235
GT Solar International, Inc.*^	27,378	152,222
Harbin Electric, Inc.*	11,500	236,210
II-VI, Inc.*	16,000	508,800
LaBarge, Inc.*	10,800	130,140
LSI Industries, Inc.	16,200	127,656
Microvision, Inc.*^	68,100	215,877
Orion Energy Systems, Inc.*	1,500	6,585
Polypore International, Inc.*	14,123	168,064
Powell Industries, Inc.*	4,200	132,426
Power-One, Inc.*^	48,800	212,280
PowerSecure International, Inc.*	1,000	7,210
Preformed Line Products Co.	4,298	188,252
Regal-Beloit Corp.^	23,300	1,210,202
SatCon Technology Corp.*^	74,500	210,090
Valence Technology, Inc.*^	82,830	75,375
Vicor Corp.*	21,594	200,824
Woodward Governor Co.	40,400	1,041,108

		34,489,933

Industrial Conglomerates (0.2%)
Otter Tail Corp.^	25,300	627,440
Raven Industries, Inc.^	10,400	330,408
Seaboard Corp.	200	269,800
Standex International Corp.	6,900	138,621
Tredegar Corp.	19,800	313,236
United Capital Corp.*	5,000	119,100

		1,798,605

Machinery (5.1%)
3D Systems Corp.*	15,400	174,020
Actuant Corp., Class A^	384,900	7,132,197
Alamo Group, Inc.	7,500	128,625
Albany International Corp., Class A	16,700	375,082
Altra Holdings, Inc.*^	16,800	207,480
American Railcar Industries, Inc.	16,300	179,626

	Number of Shares	Value (Note 1)

Ampco-Pittsburgh Corp.	6,300	$198,639
Astec Industries, Inc.*^	11,400	307,116
Badger Meter, Inc.^	9,500	378,290
Barnes Group, Inc.^	28,010	473,369
Blount International, Inc.*^	21,000	212,100
Briggs & Stratton Corp.^	29,100	544,461
Bucyrus International, Inc.	171,630	9,674,783
Cascade Corp.^	5,300	145,697
Chart Industries, Inc.*	16,600	274,730
China Fire & Security Group, Inc.*^	9,000	121,770
CIRCOR International, Inc.	10,900	274,462
CLARCOR, Inc.^	33,200	1,077,008
Colfax Corp.*	24,112	290,308
Columbus McKinnon Corp.*	11,300	154,358
Dynamic Materials Corp.^	11,300	226,565
Energy Recovery, Inc.*^	17,600	121,088
EnPro Industries, Inc.*^	9,400	248,254
ESCO Technologies, Inc.^	16,900	605,865
Federal Signal Corp.	41,200	248,024
Flanders Corp.*	18,400	82,064
Flow International Corp.*	4,300	13,244
Force Protection, Inc.*	44,300	230,803
FreightCar America, Inc.^	7,300	144,759
Gorman-Rupp Co.^	6,700	185,188
Graham Corp.	11,200	231,840
Hurco Cos., Inc.*^	7,400	109,520
IDEX Corp.^	194,270	6,051,511
John Bean Technologies Corp.	18,400	312,984
Joy Global, Inc.^	112,890	5,823,995
Kadant, Inc.*	11,500	183,540
Kaydon Corp.	22,300	797,448
K-Tron International, Inc.*	1,500	163,110
L.B. Foster Co., Class A*	5,100	152,031
Lincoln Electric Holdings, Inc.	140,540	7,513,268
Lindsay Corp.	8,200	326,770
Middleby Corp.*^	10,500	514,710
Mueller Industries, Inc.	26,000	645,840
Mueller Water Products, Inc., Class A	97,400	506,480
NACCO Industries, Inc., Class A	4,500	224,100
Nordson Corp.	22,800	1,394,904
PMFG, Inc.*	11,400	184,794
RBC Bearings, Inc.*	184,000	4,476,720
Robbins & Myers, Inc.	18,100	425,712
Sauer-Danfoss, Inc.*	16,300	195,763
SmartHeat, Inc.*^	12,700	184,404
Sun Hydraulics Corp.^	8,000	210,000
Tecumseh Products Co., Class A*	14,800	173,012
Tennant Co.	10,500	274,995
Titan International, Inc.^	22,800	184,908
Valmont Industries, Inc.^	67,280	5,278,116
Watts Water Technologies, Inc., Class A^	19,092	590,325

		61,560,775

Marine (0.5%)
American Commercial Lines, Inc.*^	6,175	113,188
Eagle Bulk Shipping, Inc.*	26,200	129,690

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Genco Shipping & Trading Ltd.*^	15,800	$353,604
Horizon Lines, Inc., Class A	2,300	12,811
International Shipholding Corp.	4,900	152,243
Kirby Corp.*^	154,350	5,376,011
TBS International Ltd., Class A*	18,670	137,224
Ultrapetrol Bahamas Ltd.*	2,100	9,996

		6,284,767

Professional Services (1.2%)
Acacia Research Corp.-Acacia Technologies*^	21,400	194,954
Administaff, Inc.	14,100	332,619
Advisory Board Co.*	8,200	251,412
CBIZ, Inc.*^	21,100	162,470
CDI Corp.	14,200	183,890
Corporate Executive Board Co.^	22,800	520,296
CoStar Group, Inc.*^	13,273	554,413
CRA International, Inc.*	7,200	191,880
Exponent, Inc.*	6,900	192,096
Heidrick & Struggles International, Inc.^	11,100	346,764
Hill International, Inc.*^	26,800	167,232
Huron Consulting Group, Inc.*	13,200	304,128
ICF International, Inc.*^	5,700	152,760
Kelly Services, Inc., Class A*	17,000	202,810
Kforce, Inc.*	20,200	252,500
Korn/Ferry International*	30,100	496,650
MPS Group, Inc.*	59,000	810,660
Navigant Consulting, Inc.*	28,300	420,538
Odyssey Marine Exploration, Inc.*	32,100	45,261
On Assignment, Inc.*	21,100	150,865
Resources Connection, Inc.*	271,100	5,752,742
School Specialty, Inc.*	12,600	294,714
Spherion Corp.*^	33,400	187,708
TrueBlue, Inc.*^	28,300	419,123
Volt Information Sciences, Inc.*	19,000	190,000
VSE Corp.	4,100	184,828
Watson Wyatt Worldwide, Inc., Class A#	27,000	1,283,040

		14,246,353

Road & Rail (1.6%)
Amerco, Inc.*	4,300	213,796
Arkansas Best Corp.^	14,900	438,507
Avis Budget Group, Inc.*^	68,100	893,472
Celadon Group, Inc.*	12,800	138,880
Dollar Thrifty Automotive Group, Inc.*^	14,500	371,345
Genesee & Wyoming, Inc., Class A*	149,760	4,888,166
Heartland Express, Inc.^	37,900	578,733
Knight Transportation, Inc.^	289,030	5,575,389
Marten Transport Ltd.*	9,700	174,115
Old Dominion Freight Line, Inc.*	18,600	571,020
Patriot Transportation Holding, Inc.*	1,800	170,028
RailAmerica, Inc.*	388,761	4,742,884
Saia, Inc.*^	9,800	145,236
Universal Truckload Services, Inc.	11,100	200,910

	Number of Shares	Value (Note 1)

USA Truck, Inc.*	11,300	$141,476
Werner Enterprises, Inc.	24,800	490,792
YRC Worldwide, Inc.*^	37,700	31,661

		19,766,410

Trading Companies & Distributors (0.4%)
Aircastle Ltd.	26,800	263,980
Applied Industrial Technologies, Inc.^	24,800	547,336
Beacon Roofing Supply, Inc.*	26,700	427,200
H&E Equipment Services, Inc.*^	16,000	167,840
Houston Wire & Cable Co.^	13,700	163,030
Interline Brands, Inc.*	25,962	448,364
Kaman Corp.	16,500	380,985
Lawson Products, Inc.	5,900	104,135
RSC Holdings, Inc.*^	31,400	221,056
Rush Enterprises, Inc., Class A*	15,700	186,673
TAL International Group, Inc.^	12,800	169,344
Textainer Group Holdings Ltd.^	10,600	179,140
Titan Machinery, Inc.*^	11,000	126,940
United Rentals, Inc.*	40,300	395,343
Watsco, Inc.^	17,400	852,252

		4,633,618

Transportation Infrastructure (0.0%)
CAI International, Inc.*	900	8,127

Total Industrials		195,830,679

Information Technology (21.3%)
Communications Equipment (3.7%)
3Com Corp.#*	261,900	1,964,250
Acme Packet, Inc.*^	26,900	295,900
ADC Telecommunications, Inc.*^	64,700	401,787
ADTRAN, Inc.^	36,500	823,075
Airvana, Inc.*^	23,900	181,640
Anaren, Inc.*	10,300	155,015
Arris Group, Inc.*	80,300	917,829
Aruba Networks, Inc.*	41,300	440,258
Bel Fuse, Inc., Class B	7,300	156,877
BigBand Networks, Inc.*	26,300	90,472
Black Box Corp.	11,400	323,076
Blue Coat Systems, Inc.*^	326,620	9,321,735
Cogo Group, Inc.*	29,600	218,152
Comtech Telecommunications Corp.*	18,500	648,425
DG FastChannel, Inc.*^	12,200	340,746
Digi International, Inc.*^	16,700	152,304
EMS Technologies, Inc.*	7,400	107,300
Emulex Corp.*^	54,500	594,050
F5 Networks, Inc.*	164,340	8,706,733
Finisar Corp.*^	517,419	4,615,377
Harmonic, Inc.*	57,000	360,810
Harris Stratex Networks, Inc.*	41,669	287,933
Hughes Communications, Inc.*	7,200	187,416
Infinera Corp.*	54,500	483,415
InterDigital, Inc.*^	26,500	703,310
Ixia*	20,450	152,148
Loral Space & Communications, Inc.*	11,700	369,837

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

NETGEAR, Inc.*	23,000	$498,870
Oplink Communications, Inc.*	15,200	249,128
Opnext, Inc.*^	70,500	133,950
Palm, Inc.#*^	104,280	1,046,971
PC-Tel, Inc.*	17,800	105,376
Plantronics, Inc.	31,600	820,968
Polycom, Inc.#*^	56,500	1,410,805
Riverbed Technology, Inc.*^	244,950	5,626,502
SeaChange International, Inc.*	16,900	111,033
ShoreTel, Inc.*^	29,380	169,816
Sonus Networks, Inc.*	96,200	202,982
Sycamore Networks, Inc.	12,890	269,536
Symmetricom, Inc.*	27,500	143,000
Tekelec*	42,900	655,512
UTStarcom, Inc.*^	75,300	164,907
ViaSat, Inc.*^	16,100	511,658

		45,120,884

Computers & Peripherals (0.4%)
3PAR, Inc.*^	17,000	201,450
Adaptec, Inc.*	57,000	190,950
Avid Technology, Inc.*	14,200	181,192
Compellent Technologies, Inc.*^	17,349	393,475
Cray, Inc.*	22,900	147,018
Electronics for Imaging, Inc.*	29,449	383,132
Imation Corp.*	20,000	174,400
Intermec, Inc.*	36,100	464,246
Intevac, Inc.*	14,000	160,580
Netezza Corp.*^	31,600	306,520
Novatel Wireless, Inc.*^	24,500	195,265
Quantum Corp.*	133,200	390,276
Silicon Graphics International Corp.*^	27,000	189,270
STEC, Inc.*^	15,900	259,806
Stratasys, Inc.*	11,700	202,176
Super Micro Computer, Inc.*	18,400	204,608
Synaptics, Inc.*^	22,500	689,625

		4,733,989

Electronic Equipment, Instruments & Components (1.1%)
Agilysys, Inc.	16,300	148,330
Anixter International, Inc.*^	19,500	918,450
Benchmark Electronics, Inc.*	48,500	917,135
Brightpoint, Inc.*	31,600	232,260
Checkpoint Systems, Inc.*	25,900	394,975
China Security & Surveillance Technology, Inc.*^	21,100	161,204
Cogent, Inc.*	25,700	267,023
Cognex Corp.	26,100	462,492
Coherent, Inc.*^	15,300	454,869
Comverge, Inc.*	14,200	159,608
CPI International, Inc.*	500	6,620
CTS Corp.	20,100	193,362
Daktronics, Inc.	27,614	254,325
DTS, Inc.*	11,600	396,836
Echelon Corp.*^	21,700	250,852
Electro Rent Corp.	15,800	182,332
Electro Scientific Industries, Inc.*	16,600	179,612
FARO Technologies, Inc.*	13,195	282,901
ICx Technologies, Inc.*^	37,800	359,856
Insight Enterprises, Inc.*	33,600	383,712

	Number of Shares	Value (Note 1)

IPG Photonics Corp.*^	19,000	$318,060
L-1 Identity Solutions, Inc.*^	47,700	357,273
Littelfuse, Inc.*	14,200	456,530
Maxwell Technologies, Inc.*	19,000	338,960
Measurement Specialties, Inc.*	500	5,025
Mercury Computer Systems, Inc.*	17,600	193,776
Methode Electronics, Inc.	20,900	181,412
MTS Systems Corp.	8,300	238,542
Multi-Fineline Electronix, Inc.*	7,050	200,009
Newport Corp.*^	29,600	272,024
OSI Systems, Inc.*	8,000	218,240
Park Electrochemical Corp.	13,200	364,848
PC Connection, Inc.*	22,600	152,550
PC Mall, Inc.*	800	4,176
Plexus Corp.*	25,895	738,007
RadiSys Corp.*	19,200	183,360
Rofin-Sinar Technologies, Inc.*	19,200	453,312
Rogers Corp.*	8,400	254,604
Scansource, Inc.*	16,900	451,230
SMART Modular Technologies (WWH), Inc.*	38,000	239,020
SYNNEX Corp.*^	12,900	395,514
Technitrol, Inc.	26,400	115,632
TTM Technologies, Inc.*	27,900	321,687
Universal Display Corp.*^	17,700	218,772
X-Rite, Inc.*^	86,000	187,480

		13,466,797

Internet Software & Services (2.4%)
Art Technology Group, Inc.*	83,700	377,487
comScore, Inc.*	13,100	229,905
Constant Contact, Inc.*^	16,000	256,000
DealerTrack Holdings, Inc.*	426,640	8,016,565
Dice Holdings, Inc.*^	32,200	210,910
Digital River, Inc.*	24,100	650,459
DivX, Inc.*	18,700	105,468
EarthLink, Inc.^	75,000	623,250
GSI Commerce, Inc.*^	17,600	446,864
InfoSpace, Inc.*	17,200	147,404
Internap Network Services Corp.*	37,000	173,900
Internet Brands, Inc., Class A*^	16,700	130,761
Internet Capital Group, Inc.*	22,000	146,300
j2 Global Communications, Inc.*	28,500	579,975
Keynote Systems, Inc.	11,900	129,829
Knot, Inc.*	22,000	221,540
Limelight Networks, Inc.*	32,900	129,297
Liquidity Services, Inc.*	20,500	206,435
LivePerson, Inc.*^	27,000	188,190
LogMeIn, Inc.*	9,500	189,525
LoopNet, Inc.*	16,500	164,010
Marchex, Inc., Class B	25,200	128,016
MercadoLibre, Inc.*	16,800	871,416
ModusLink Global Solutions, Inc.*	27,100	255,011
Move, Inc.*^	97,100	161,186
NIC, Inc.	34,595	316,198
OpenTable, Inc.*	5,200	132,392
Openwave Systems, Inc.*	69,800	159,144
Perficient, Inc.*	22,600	190,518
Rackspace Hosting, Inc.*^	44,475	927,304

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

RealNetworks, Inc.*	64,600	$239,666
SAVVIS, Inc.*	24,400	342,820
support.com, Inc.*	33,800	89,232
Switch & Data Facilities Co., Inc.*	16,800	339,528
TechTarget, Inc.*	29,000	163,270
Terremark Worldwide, Inc.*^	29,800	203,832
Travelzoo, Inc.*	11,900	146,251
United Online, Inc.	50,400	362,376
ValueClick, Inc.*	52,500	531,300
VistaPrint NV*^	182,960	10,366,514
Vocus, Inc.*	11,000	198,000
Web.com Group, Inc.*	600	3,918

		29,451,966

IT Services (2.3%)
Acxiom Corp.*	40,300	540,826
CACI International, Inc., Class A*^	19,600	957,460
Cass Information Systems, Inc.^	4,100	124,640
China Information Security Technology, Inc.*	28,200	173,712
CIBER, Inc.*^	33,100	114,195
CSG Systems International, Inc.*	22,600	431,434
Cybersource Corp.*^	582,670	11,717,494
Euronet Worldwide, Inc.*	30,640	672,548
ExlService Holdings, Inc.*	10,400	188,864
Forrester Research, Inc.*	10,500	272,475
Gartner, Inc.*	35,800	645,832
Global Cash Access Holdings, Inc.*	656,750	4,919,057
Hackett Group, Inc.*	42,200	117,316
Heartland Payment Systems, Inc.	19,500	256,035
iGATE Corp.	20,100	201,000
infoGROUP, Inc.*	21,600	173,232
ManTech International Corp., Class A*	14,700	709,716
MAXIMUS, Inc.	9,930	496,500
NCI, Inc., Class A*	6,700	185,255
Ness Technologies, Inc.*^	25,700	125,930
Online Resources Corp.*	26,500	139,390
RightNow Technologies, Inc.*	19,500	338,715
Sapient Corp.*	57,000	471,390
SRA International, Inc., Class A*	25,800	492,780
Syntel, Inc.^	8,550	325,156
TeleTech Holdings, Inc.*	18,400	368,552
Tier Technologies, Inc., Class B*	19,500	156,000
TNS, Inc.*	13,700	351,953
Unisys Corp.*	27,589	1,063,832
VeriFone Holdings, Inc.*	45,100	738,738
Virtusa Corp.*	15,200	137,712
Wright Express Corp.*	22,800	726,408

		28,334,147

Semiconductors & Semiconductor Equipment (5.6%)
Actel Corp.*	11,900	141,372
Advanced Analogic Technologies, Inc.*	33,400	131,596
Advanced Energy Industries, Inc.*	17,300	260,884
Amkor Technology, Inc.*^	73,200	524,112

	Number of Shares	Value (Note 1)

ANADIGICS, Inc.*	40,000	$168,800
Applied Micro Circuits Corp.*^	42,100	314,487
Atheros Communications, Inc.*	182,200	6,238,528
ATMI, Inc.*	20,400	379,848
Brooks Automation, Inc.*	40,700	349,206
Cabot Microelectronics Corp.*	14,100	464,736
Cavium Networks, Inc.*	24,300	579,069
CEVA, Inc.*	16,600	213,476
Cirrus Logic, Inc.*	30,600	208,692
Cohu, Inc.^	12,200	170,190
Cymer, Inc.*	140,780	5,403,136
Diodes, Inc.*	21,300	435,585
DSP Group, Inc.*^	17,400	97,962
Entegris, Inc.*	88,900	469,392
Exar Corp.*	23,600	167,796
Fairchild Semiconductor International, Inc.*^	838,630	8,377,914
FEI Co.*	22,100	516,256
FormFactor, Inc.*	33,700	733,312
Hittite Microwave Corp.*^	134,470	5,479,652
Kopin Corp.*	54,100	226,138
Kulicke & Soffa Industries, Inc.*	41,400	223,146
Lattice Semiconductor Corp.*	68,400	184,680
Micrel, Inc.	23,400	191,880
Microsemi Corp.*	50,100	889,275
MIPS Technologies, Inc.*^	43,700	190,969
MKS Instruments, Inc.*	29,200	508,372
Monolithic Power Systems, Inc.*^	22,700	544,119
Netlogic Microsystems, Inc.*	10,900	504,234
NVE Corp.*	3,300	136,323
OmniVision Technologies, Inc.*	33,200	482,396
ON Semiconductor Corp.*	994,080	8,757,845
Pericom Semiconductor Corp.*	16,800	193,704
Photronics, Inc.*	42,100	187,345
PLX Technology, Inc.*	27,200	87,856
Power Integrations, Inc.^	17,900	650,844
RF Micro Devices, Inc.*^	1,321,000	6,301,170
Rubicon Technology, Inc.*^	11,800	239,658
Semtech Corp.*	41,300	702,513
Sigma Designs, Inc.*	17,200	184,040
Silicon Image, Inc.*	44,300	114,294
Silicon Storage Technology, Inc.*^	73,900	189,184
Skyworks Solutions, Inc.*^	502,670	7,132,887
Standard Microsystems Corp.*	14,600	303,388
Supertex, Inc.*	6,692	199,422
Techwell, Inc.*	14,500	191,400
Tessera Technologies, Inc.*	32,600	758,602
Trident Microsystems, Inc.*^	66,000	122,760
TriQuint Semiconductor, Inc.*^	93,700	562,200
Ultratech, Inc.*	11,000	163,460
Veeco Instruments, Inc.*^	118,338	3,909,888
Volterra Semiconductor Corp.*^	14,800	282,976
Zoran Corp.*	33,400	369,070

		67,512,039

Software (5.8%)
ACI Worldwide, Inc.*	24,200	415,030
Actuate Corp.*	30,300	129,684
Advent Software, Inc.*^	10,500	427,665

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

American Software, Inc., Class A^	27,600	$165,600
ArcSight, Inc.*^	263,400	6,737,772
Ariba, Inc.*^	57,300	717,396
AsiaInfo Holdings, Inc.*^	21,700	661,199
Blackbaud, Inc.^	28,900	682,907
Blackboard, Inc.*	20,700	939,573
Bottomline Technologies, Inc.*	17,700	310,989
Chordiant Software, Inc.*	1,500	4,125
CommVault Systems, Inc.*	28,200	668,058
Concur Technologies, Inc.*	28,000	1,197,000
Deltek, Inc.*	23,700	184,386
DemandTec, Inc.*^	12,700	111,379
Double-Take Software, Inc.*^	14,000	139,860
Ebix, Inc.*^	4,303	210,116
Epicor Software Corp.*	34,700	264,414
EPIQ Systems, Inc.*^	20,700	289,593
Fair Isaac Corp.^	28,400	605,204
FalconStor Software, Inc.*	35,800	145,348
Fortinet, Inc.*	171,300	3,009,741
i2 Technologies, Inc.*^	12,600	240,912
Informatica Corp.*^	387,790	10,028,249
Interactive Intelligence, Inc.*	9,800	180,712
Jack Henry & Associates, Inc.^	56,100	1,297,032
JDA Software Group, Inc.*	17,700	450,819
Kenexa Corp.*	16,500	215,325
Lawson Software, Inc.*	92,100	612,465
Manhattan Associates, Inc.*	11,600	278,748
Mentor Graphics Corp.*	59,400	524,502
MicroStrategy, Inc., Class A*	5,900	554,718
Monotype Imaging Holdings, Inc.*	18,000	162,540
Net 1 UEPS Technologies, Inc.*	19,716	382,885
NetScout Systems, Inc.*	19,100	279,624
NetSuite, Inc.*^	13,000	207,740
Opnet Technologies, Inc.	8,900	108,491
Parametric Technology Corp.*	77,600	1,267,984
Pegasystems, Inc.^	12,700	431,800
Phoenix Technologies Ltd.*	1,800	4,950
Progress Software Corp.*	29,100	850,011
PROS Holdings, Inc.*	20,200	209,070
QAD, Inc.	21,977	134,280
Quest Software, Inc.*	43,931	808,330
Radiant Systems, Inc.*	25,900	269,360
Renaissance Learning, Inc.	14,256	161,948
Rosetta Stone, Inc.*^	5,800	104,110
S1 Corp.*	35,400	230,808
Smith Micro Software, Inc.*^	22,800	208,392
SolarWinds, Inc.*	168,100	3,867,981
Solera Holdings, Inc.#^	46,550	1,676,266
SonicWALL, Inc.*	25,600	194,816
Sourcefire, Inc.*^	13,200	353,100
SuccessFactors, Inc.*	482,109	7,993,367
Symyx Technologies, Inc.*	25,200	138,600
Synchronoss Technologies, Inc.*	14,300	226,083
Take-Two Interactive Software, Inc.*^	46,600	468,330
Taleo Corp., Class A*	259,000	6,091,680
TeleCommunication Systems, Inc., Class A*^	15,900	153,912
THQ, Inc.*	47,478	239,289
TIBCO Software, Inc.*	923,410	8,892,438

	Number of Shares	Value (Note 1)

TiVo, Inc.*	70,000	$712,600
Tyler Technologies, Inc.*^	24,100	479,831
Ultimate Software Group, Inc.*^	16,000	469,920
Unica Corp.*	200	1,550
VASCO Data Security International, Inc.*	20,900	131,043
Websense, Inc.*^	28,200	492,372

		70,806,022

Total Information Technology		259,425,844

Materials (3.6%)
Chemicals (2.4%)
A. Schulman, Inc.	12,800	258,304
Airgas, Inc.	131,770	6,272,252
American Vanguard Corp.^	16,437	136,427
Ampal American Israel, Class A*^	53,100	143,370
Arch Chemicals, Inc.	16,000	494,080
Balchem Corp.	11,800	395,418
Calgon Carbon Corp.*	359,230	4,993,297
China Green Agriculture, Inc.*^	10,500	154,350
Ferro Corp.^	55,554	457,765
H.B. Fuller Co.	29,200	664,300
Hawkins, Inc.^	6,600	144,078
ICO, Inc.	1,000	7,310
Innophos Holdings, Inc.	10,400	239,096
Innospec, Inc.	17,900	180,611
Koppers Holdings, Inc.	13,500	410,940
LSB Industries, Inc.*	11,500	162,150
Minerals Technologies, Inc.	11,300	615,511
NewMarket Corp.	6,400	734,528
NL Industries, Inc.^	23,211	161,084
Olin Corp.^	51,200	897,024
OM Group, Inc.*	18,400	577,576
Omnova Solutions, Inc.*	27,800	170,414
PolyOne Corp.*	61,000	455,670
Rockwood Holdings, Inc.*^	33,000	777,480
Sensient Technologies Corp.	31,600	831,080
ShengdaTech, Inc.*	27,400	167,962
Solutia, Inc.*^	490,190	6,225,413
Spartech Corp.	23,400	240,084
Stepan Co.	4,200	272,202
W.R. Grace & Co.*^	47,600	1,206,660
Westlake Chemical Corp.^	13,100	326,583
Zep, Inc.	11,600	200,912
Zoltek Cos., Inc.*^	17,300	164,350

		29,138,281

Construction Materials (0.0%)
Headwaters, Inc.*	35,800	233,416
Texas Industries, Inc.	15,300	535,347
U.S. Concrete, Inc.*	2,400	2,184
United States Lime & Minerals, Inc.*	3,600	124,308

		895,255

Containers & Packaging (0.3%)
AEP Industries, Inc.*	4,700	179,916
Boise, Inc.*	30,800	163,548
Bway Holding Co.*	10,500	201,810
Graphic Packaging Holding Co.*	93,878	325,757
Myers Industries, Inc.	19,600	178,360

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Rock-Tenn Co., Class A	25,700	$1,295,537
Silgan Holdings, Inc.	17,900	1,036,052

		3,380,980

Metals & Mining (0.5%)
A.M. Castle & Co.	12,900	176,601
Allied Nevada Gold Corp.*^	34,900	526,292
AMCOL International Corp.^	18,000	511,560
Brush Engineered Materials, Inc.*	11,100	205,794
Century Aluminum Co.*^	30,400	492,176
China Precision Steel, Inc.*	3,600	7,380
Coeur d’Alene Mines Corp.*^	47,770	862,726
General Moly, Inc.*	67,700	140,816
General Steel Holdings, Inc.*	1,500	6,615
Haynes International, Inc.	7,000	230,790
Hecla Mining Co.*^	143,300	885,594
Horsehead Holding Corp.*^	22,700	289,425
Kaiser Aluminum Corp.	10,200	424,524
Olympic Steel, Inc.^	6,900	224,802
RTI International Metals, Inc.*^	19,000	478,230
Stillwater Mining Co.*^	33,575	318,291
US Gold Corp.*	64,000	158,720
Worthington Industries, Inc.	41,799	546,313

		6,486,649

Paper & Forest Products (0.4%)
Buckeye Technologies, Inc.*	26,200	255,712
Clearwater Paper Corp.*	7,014	385,560
Deltic Timber Corp.^	7,100	327,878
Domtar Corp.*^	27,800	1,540,398
Glatfelter	29,400	357,210
KapStone Paper and Packaging Corp.*	23,800	234,430
Louisiana-Pacific Corp.*^	79,600	555,608
Schweitzer-Mauduit International, Inc.	10,200	717,570
Wausau Paper Corp.	29,100	337,560

		4,711,926

Total Materials		44,613,091

Telecommunication Services (1.6%)
Diversified Telecommunication Services (0.9%)
AboveNet, Inc.*	8,200	533,328
Alaska Communications Systems Group, Inc.^	20,400	162,792
Atlantic Tele-Network, Inc.^	8,300	456,583
Cbeyond, Inc.*^	11,300	177,975
Cincinnati Bell, Inc.*	152,000	524,400
Cogent Communications Group, Inc.*	22,400	220,864
Consolidated Communications Holdings, Inc.^	14,700	257,250
General Communication, Inc., Class A*^	22,000	140,360
Global Crossing Ltd.*	22,650	322,763
Iowa Telecommunications Services, Inc.	20,800	348,608
Neutral Tandem, Inc.*^	21,950	499,362
PAETEC Holding Corp.*	91,196	378,463
Premiere Global Services, Inc.*	34,199	282,142

	Number of Shares	Value (Note 1)

tw telecom, Inc.*^	397,100	$6,806,294

		11,111,184

Wireless Telecommunication Services (0.7%)
NTELOS Holdings Corp.	18,000	320,760
SBA Communications Corp., Class A*^	192,520	6,576,483
Shenandoah Telecommunications Co.	13,764	280,097
Syniverse Holdings, Inc.*	45,800	800,584
USA Mobility, Inc.^	12,643	139,200

		8,117,124

Total Telecommunication Services		19,228,308

Utilities (1.6%)
Electric Utilities (0.6%)
Allete, Inc.	17,200	562,096
Central Vermont Public Service Corp.	9,100	189,280
Cleco Corp.^	39,700	1,085,001
El Paso Electric Co.*	27,100	549,588
Empire District Electric Co.	18,525	346,973
IDACORP, Inc.	29,800	952,110
MGE Energy, Inc.^	15,400	550,396
PNM Resources, Inc.^	58,000	733,700
Portland General Electric Co.	49,600	1,012,336
UIL Holdings Corp.	19,100	536,328
UniSource Energy Corp.	22,600	727,494
Unitil Corp.^	7,300	167,754

		7,413,056

Gas Utilities (0.6%)
Chesapeake Utilities Corp.^	4,560	146,148
Laclede Group, Inc.	14,800	499,796
New Jersey Resources Corp.	27,000	1,009,800
Nicor, Inc.	28,900	1,216,690
Northwest Natural Gas Co.^	17,300	779,192
Piedmont Natural Gas Co., Inc.#^	48,400	1,294,700
South Jersey Industries, Inc.	19,900	759,782
Southwest Gas Corp.	29,900	853,047
WGL Holdings, Inc.	31,800	1,066,572

		7,625,727

Independent Power Producers & Energy Traders (0.0%)
U.S. Geothermal, Inc.*	3,500	5,355

Multi-Utilities (0.2%)
Avista Corp.	35,900	775,081
Black Hills Corp.^	26,000	692,380
CH Energy Group, Inc.^	10,900	463,468
NorthWestern Corp.	24,091	626,848

		2,557,777

Water Utilities (0.2%)
American States Water Co.^	10,300	364,723
Artesian Resources Corp., Class A^	9,700	177,607
Cadiz, Inc.*	12,500	149,625
California Water Service Group	12,900	474,978
Connecticut Water Service, Inc.	7,400	183,298

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Consolidated Water Co., Ltd.	9,200	$131,468
Middlesex Water Co.	10,400	183,352
SJW Corp.^	6,100	137,677
Southwest Water Co.^	25,350	149,312
York Water Co.^	10,300	149,453

		2,101,493

Total Utilities		19,703,408

Total Common Stocks (99.0%) (Cost $919,423,232)		1,205,212,814

INVESTMENT COMPANY:
Investment Company (0.0%)
Kayne Anderson Energy Development Co.^ (Cost $10,567)	1,329	19,337

	Number of Rights	Value (Note 1)
RIGHTS:
Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
Flagstar Bancorp, Inc., expiring 1/25/10*	238,950	—

Total Financials		—

Industrials (0.0%)
Building Products (0.0%)
Builders FirstSource, Inc., expiring 1/14/10*^	58,645	14,350

Total Industrials		14,350

Total Rights (0.0%) (Cost $—)		14,350

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (8.0%)
Calyon/New York 0.41%, 7/2/10 (l)	$4,999,308	5,000,288
Goldman Sachs & Co., Repurchase Agreement 0.01%, 1/4/10 (v)	57,457,004	57,457,004

	Principal Amount	Value (Note 1)

MassMutual Global Funding II 0.40%, 3/26/10 (l)	$14,000,000	$13,960,926
Monumental Global Funding II 0.40%, 3/26/10 (l)	10,000,000	9,936,220
Monumental Global Funding Ltd. 0.31%, 5/24/10 (l)	5,500,000	5,449,483
Pricoa Global Funding I 0.40%, 6/25/10 (l)	4,999,755	4,927,288

Total Short-Term Investments of Cash Collateral for Securities Loaned		96,731,209

Time Deposit (1.3%)
JPMorgan Chase Nassau 0.000%, 1/4/10	15,743,675	15,743,675

Total Short-Term Investments (9.3%) (Cost/Amortized Cost $112,699,742)		112,474,884

Total Investments (108.3%) (Cost/Amortized Cost $1,032,133,541)		1,317,721,385
Other Assets Less Liabilities (-8.3%)		(100,672,929)

Net Assets (100%)		$1,217,048,456

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $805 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $3,073,883.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(b)	Illiquid security.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Government National Mortgage Association, 2.750%—15.000%, maturing 2/15/10 to 12/20/39, which had a total value of $58,606,144.

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	31	March-10	$1,938,820	$1,934,090	$(4,730)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$202,831,936	$—	$—	$202,831,936
Consumer Staples	29,560,049	—	—	29,560,049
Energy	71,419,999	—	—	71,419,999
Financials	159,581,551	—	805	159,582,356
Health Care	203,017,144	—	—	203,017,144
Industrials	195,830,679	—	—	195,830,679
Information Technology	259,425,844	—	—	259,425,844
Materials	44,613,091	—	—	44,613,091
Telecommunication Services	19,228,308	—	—	19,228,308
Utilities	19,703,408	—	—	19,703,408
Investment Companies
Investment Companies	19,337	—	—	19,337
Rights
Financials	—	—	—	—
Industrials	14,350	—	—	14,350
Short-Term Investments	—	112,474,884	—	112,474,884

Total Assets	$1,205,245,696	$112,474,884	$805	$1,317,721,385

Liabilities:
Futures	$(4,730)	$—	$—	$(4,730)

Total Liabilities	$(4,730)	$—	$—	$(4,730)

Total	$1,205,240,966	$112,474,884	$805	$1,317,716,655

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities - Financials
Balance as of 12/31/08	$—
Total gains or losses (realized/unrealized) included in earnings	—
Purchases, sales, issuances, and settlements (net)	—
Transfers in and/or out of Level 3	805
Balance as of 12/31/09	$805
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$805

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets -Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(4,730	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(4,730)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,213,582	—	—	1,213,582
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,213,582	$—	$—	$1,213,582

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(4,730)	—	—	(4,730)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(4,730)	$—	$—	$(4,730)

The Portfolio held futures contracts with an average notional balance of approximately $1,466,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$752,232,598
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$595,415,163

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$313,031,075
Aggregate gross unrealized depreciation	(53,305,284)

Net unrealized appreciation	$259,725,791

Federal income tax cost of investments	$1,057,995,594

At December 31, 2009, the Portfolio had loaned securities with a total value of $93,147,000. This was secured by collateral of $96,956,067, which was received as cash and subsequently invested in short-term investments currently valued at $96,731,209, as reported in the Portfolio of Investments.

The Portfolio has a net capital loss carryforward of $266,514,719 of which $91,657,737 expires in the year 2016, and $174,856,982 expires in the year 2017. The Portfolio had a net capital loss carryforward of $1,353,060 expire during 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $1,032,133,541) (Securities on loan at market value $93,147,000)	$1,317,721,385
Cash	170,925
Receivable for securities sold	3,363,920
Dividends, interest and other receivables	848,452
Receivable from Separate Accounts for Trust shares sold	173,406
Other assets	4,674

Total assets	1,322,282,762

LIABILITIES
Payable for return of cash collateral on securities loaned	96,956,067
Payable for securities purchased	5,627,760
Payable to Separate Accounts for Trust shares redeemed	1,601,507
Investment management fees payable	746,738
Administrative fees payable	105,776
Distribution fees payable - Class IB	101,714
Variation margin payable on futures contracts	20,682
Trustees’ fees payable	2,182
Accrued expenses	71,880

Total liabilities	105,234,306

NET ASSETS	$1,217,048,456

Net assets were comprised of:
Paid in capital	1,230,314,596
Accumulated undistributed net investment income (loss)	189,692
Accumulated undistributed net realized gain (loss) on investments and futures	(299,038,946)
Unrealized appreciation (depreciation) on investments and futures	285,583,114

Net assets	$1,217,048,456

Class IA
Net asset value, offering and redemption price per share, $725,458,975 / 58,840,187 shares outstanding (unlimited amount authorized: $0.01 par value)	$12 .33

Class IB
Net asset value, offering and redemption price per share, $491,589,481 / 41,369,547 shares outstanding (unlimited amount authorized: $0.01 par value)	$11 .88

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends	$9,366,552
Securities lending (net)	1,656,569

Total income	11,023,121

EXPENSES
Investment management fees	7,164,505
Distribution fees - Class IB	1,070,602
Administrative fees	1,010,795
Printing and mailing expenses	259,169
Custodian fees	80,500
Professional fees	43,029
Trustees’ fees	22,137
Miscellaneous	27,811

Gross expenses	9,678,548
Less: Fees paid indirectly	(81,494)

Net expenses	9,597,054

NET INVESTMENT INCOME (LOSS)	1,426,067

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(9,357,040)
Futures	1,213,582
Foreign currency transactions	1,398

Net realized gain (loss)	(8,142,060)

Change in unrealized appreciation (depreciation) on:
Securities	359,263,794
Futures	(4,730)

Net change in unrealized appreciation (depreciation)	359,259,064

NET REALIZED AND UNREALIZED GAIN (LOSS)	351,117,004

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$352,543,071

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,426,067	$247,622
Net realized gain (loss) on investments, futures and foreign currency transactions	(8,142,060)	(287,777,000)
Net change in unrealized appreciation (depreciation) on investments and futures	359,259,064	(295,221,599)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	352,543,071	(582,750,977)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,059,639)	(40,974)
Class IB	(74,491)	—

	(1,134,130)	(40,974)

Distributions from net realized capital gains
Class IA	—	(607,203)
Class IB	—	(849,706)

	—	(1,456,909)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,134,130)	(1,497,883)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 31,044,775 and 6,458,812 shares, respectively ]	261,727,344	86,186,986
Capital shares issued in reinvestment of dividends and distributions [ 90,436 and 46,351 shares, respectively ]	1,059,639	648,177
Capital shares repurchased [ (6,272,031) and (5,654,499) shares, respectively ]	(62,734,013)	(71,752,548)

Total Class IA transactions	200,052,970	15,082,615

Class IB
Capital shares sold [ 4,996,319 and 7,839,675 shares, respectively ]	45,969,045	99,978,594
Capital shares issued in reinvestment of dividends and distributions [ 7,566 and 60,497 shares, respectively ]	74,491	849,706
Capital shares repurchased [ (9,530,179) and (10,695,902) shares, respectively ]	(90,984,081)	(135,668,785)

Total Class IB transactions	(44,940,545)	(34,840,485)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	155,112,425	(19,757,870)

TOTAL INCREASE (DECREASE) IN NET ASSETS	506,521,366	(604,006,730)
NET ASSETS:
Beginning of year	710,527,090	1,314,533,820

End of year (a)	$1,217,048,456	$710,527,090

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$189,692	$199,013

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009		2008		2007		2006		2005
Net asset value, beginning of year	$9.08		$16.39		$16.37		$16.28		$14.57

Income (loss) from investment operations:
Net investment income (loss)	0.02	(e)	0.02	(e)	(0.05	)(e)	(0.09	)(e)	(0.06	)(e)
Net realized and unrealized gain (loss) on investments	3.25		(7.31)		2.73		1.60		1.77

Total from investment operations	3.27		(7.29)		2.68		1.51		1.71

Less distributions:
Dividends from net investment income	(0.02)		—	#	—		—		—
Distributions from net realized gains	—		(0.02)		(2.66)		(1.42)		—

Total dividends and distributions	(0.02)		(0.02)		(2.66)		(1.42)		—

Net asset value, end of year	$12.33		$9.08		$16.39		$16.37		$16.28

Total return	36.00%		(44.52)%		17.00%		9.28%		11.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$725,459		$308,472		$542,826		$509,593		$507,858
Ratio of expenses to average net assets:
After fees paid indirectly	0.89%		0.87%		0.86%		0.83%		0.76%
Before fees paid indirectly	0.90%		0.89%		0.87%		0.84%		0.80%
Ratio of net investment income to average net assets:
After fees paid indirectly	0.24%		0.17%		(0.26)%		(0.51)%		(0.39)%
Before fees paid indirectly	0.23%		0.15%		(0.27)%		(0.52)%		(0.43)%
Portfolio turnover rate	64%		115%		84%		74%		103%

	Year Ended December 31,
Class IB	2009		2008		2007		2006		2005
Net asset value, beginning of year	$8.76		$15.85		$15.95		$15.93		$14.29

Income (loss) from investment operations:
Net investment income (loss)	—	#(e)	(0.01	)(e)	(0.09	)(e)	(0.13	)(e)	(0.09	)(e)
Net realized and unrealized gain (loss) on investments	3.12		(7.06)		2.65		1.57		1.73

Total from investment operations	3.12		(7.07)		2.56		1.44		1.64

Less distributions:
Dividends from net investment income	—	#	—		—		—		—
Distributions from net realized gains	—		(0.02)		(2.66)		(1.42)		—

Total dividends and distributions	—	#	(0.02)		(2.66)		(1.42)		—

Net asset value, end of year	$11.88		$8.76		$15.85		$15.95		$15.93

Total return	35.64%		(44.66)%		16.70%		8.98%		11.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$491,589		$402,055		$771,708		$720,886		$692,269
Ratio of expenses to average net assets:
After fees paid indirectly	1.14%		1.12%		1.11%		1.08%		1.01%
Before fees paid indirectly	1.15%		1.14%		1.12%		1.09%		1.05%
Ratio of net investment income to average net assets:
After fees paid indirectly	0.03%		(0.08)%		(0.51)%		(0.76)%		(0.64)%
Before fees paid indirectly	0.02%		(0.10)%		(0.52)%		(0.77)%		(0.68)%
Portfolio turnover rate	64%		115%		84%		74%		103%

#	Per share amount is less than $0.01.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Investment Management LLC

➢	Franklin Advisory Services, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	Since Incept.*
Portfolio – IA Shares	28.44%	(4.69)%
Portfolio – IB Shares	28.07	(4.90)
Russell 2500™ Value Index	27.68	(3.91)
* Date of inception 9/15/06 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 28.44% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 2500™ Value Index, returned 27.68% over the same period.

Asset Class Overview

Over the 12 months, the Russell 2500™ Value Index posted a 27.68% total return. During the 12 months, the equity markets hit a low in early March and quickly rebounded as investors began to see signs of economic recovery. In this environment, stock markets made strong gains for the year. Among small cap stocks, growth outpaced value as investor risk aversion began to subside. All major sectors in the benchmark posted positive results, with the most significant gains in consumer discretionary, information technology and materials.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	Consumer Discretionary sector holdings were among the top contributors to performance, including automobile related Thor Industries, Group 1 Automotive, Gentex and Autoliv.

•	Certain retailers, notably J.C. Penney and Men’s Wearhouse, helped results.

•	Materials sector holdings Reliance Steel & Aluminum and Steel Dynamics were other major contributors.

What hurt performance during the year:

•	The Financial sector hindered results, due largely to TrustCo Bank, Chemical Financial, StanCorp Financial Group and Old Republic International, which fell in value during the year.

•	Industrials sector holdings Gibraltar Industries, Wabash National and SkyWest detracted from results.

Portfolio Positioning and Outlook

The manager invested in small cap companies it believes were selling below their underlying worth. We purchased securities at what we considered attractive prices, often when they are out of favor with other investors. We selected securities without regard to benchmark comparisons, and aimed for long-term results.

Sector Weightings as of 12/31/09	% of Net Assets
Industrials	21.4%
Consumer Discretionary	16.9
Financials	16.1
Information Technology	10.6
Health Care	9.2
Materials	8.7
Energy	7.9
Utilities	3.2
Consumer Staples	2.2
Telecommunication Services	0.5
Cash and Other	3.3

100.0%

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,246.00	$4.98
Hypothetical (5% average return before expenses)	1,000.00	1,020.77	4.48
Class IB
Actual	1,000.00	1,246.20	6.40
Hypothetical (5% average return before expenses)	1,000.00	1,019.51	5.75

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.88% and 1.13%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (16.9%)
Auto Components (2.0%)
American Axle & Manufacturing Holdings, Inc.*	8,330	$66,807
Amerigon, Inc.*	3,850	30,569
ArvinMeritor, Inc.*	12,950	144,781
Autoliv, Inc.	60,000	2,601,600
China Automotive Systems, Inc.*	1,100	20,581
Cooper Tire & Rubber Co.	10,770	215,939
Dana Holding Corp.*	24,320	263,629
Dorman Products, Inc.*	1,950	30,537
Drew Industries, Inc.*	18,210	376,036
Exide Technologies, Inc.*	8,500	60,435
Fuel Systems Solutions, Inc.*	2,510	103,512
Gentex Corp.	137,250	2,449,912
Hawk Corp., Class A*	900	15,849
Modine Manufacturing Co.*	8,000	94,720
Raser Technologies, Inc.*	8,980	11,135
Spartan Motors, Inc.	5,800	32,654
Standard Motor Products, Inc.*	3,300	28,116
Stoneridge, Inc.*	2,570	23,156
Superior Industries International, Inc.	4,170	63,801
Tenneco, Inc.*	10,190	180,669
Wonder Auto Technology, Inc.*	2,780	32,693

		6,847,131

Automobiles (1.5%)
Thor Industries, Inc.	145,000	4,553,000
Winnebago Industries, Inc.*	65,710	801,662

		5,354,662

Distributors (0.0%)
Audiovox Corp., Class A*	3,090	21,908
Core-Mark Holding Co., Inc.*	1,730	57,021

		78,929

Diversified Consumer Services (0.8%)
American Public Education, Inc.*	3,500	120,260
Bridgepoint Education, Inc.*	2,400	36,048
Capella Education Co.*	2,730	205,569
ChinaCast Education Corp.*	5,200	39,312
Coinstar, Inc.*	5,120	142,234
Corinthian Colleges, Inc.*	13,670	188,236
CPI Corp.	1,000	12,280
Grand Canyon Education, Inc.*	2,980	56,650
Jackson Hewitt Tax Service, Inc.*	4,090	17,996
K12, Inc.*	3,890	78,850
Learning Tree International, Inc.*	1,490	17,791
Lincoln Educational Services Corp.*	1,530	33,155
Mac-Gray Corp.*	1,900	19,570
Matthews International Corp., Class A	5,300	187,779
Nobel Learning Communities, Inc.*	1,000	7,590
Pre-Paid Legal Services, Inc.*	1,480	60,798
Princeton Review, Inc.*	2,610	10,597
Regis Corp.	74,910	1,166,349
Sotheby’s, Inc.	11,930	268,186
Steiner Leisure Ltd.*	2,650	105,364

	Number of Shares	Value (Note 1)

Stewart Enterprises, Inc., Class A	14,510	$74,726
Universal Technical Institute, Inc.*	3,750	75,750

		2,925,090

Hotels, Restaurants & Leisure (1.1%)
AFC Enterprises, Inc.*	4,510	36,802
Ambassadors Group, Inc.	3,360	44,654
Ameristar Casinos, Inc.	4,540	69,144
Bally Technologies, Inc.*	9,880	407,945
Benihana, Inc., Class A*	2,700	10,233
BJ’s Restaurants, Inc.*	3,930	73,963
Bluegreen Corp.*	2,440	5,905
Bob Evans Farms, Inc.	5,440	157,488
Buffalo Wild Wings, Inc.*	3,000	120,810
California Pizza Kitchen, Inc.*	3,990	53,666
Caribou Coffee Co., Inc.*	1,000	7,720
Carrols Restaurant Group, Inc.*	1,800	12,726
CEC Entertainment, Inc.*	3,950	126,084
Cheesecake Factory, Inc.*	10,250	221,298
Churchill Downs, Inc.	1,680	62,748
CKE Restaurants, Inc.	9,220	78,001
Cracker Barrel Old Country Store, Inc.	3,790	143,982
Denny’s Corp.*	17,150	37,558
DineEquity, Inc.*	3,110	75,542
Domino’s Pizza, Inc.*	6,870	57,571
Dover Downs Gaming & Entertainment, Inc.	2,560	9,677
Einstein Noah Restaurant Group, Inc.*	770	7,569
Frisch’s Restaurants, Inc.	300	7,155
Gaylord Entertainment Co.*	6,860	135,485
Great Wolf Resorts, Inc.*	4,730	11,210
Interval Leisure Group, Inc.*	7,300	91,031
Isle of Capri Casinos, Inc.*	2,820	21,094
Jack in the Box, Inc.*	10,160	199,847
Krispy Kreme Doughnuts, Inc.*	10,470	30,886
Lakes Entertainment, Inc.*	4,000	10,040
Landry’s Restaurants, Inc.*	1,580	33,638
Life Time Fitness, Inc.*	6,990	174,261
Luby’s, Inc.*	3,580	13,174
Marcus Corp.	3,590	46,024
McCormick & Schmick’s Seafood Restaurants, Inc.*	2,500	17,400
Monarch Casino & Resort, Inc.*	1,540	12,474
Morgans Hotel Group Co.*	4,150	18,799
Multimedia Games, Inc.*	5,200	31,252
O’Charleys, Inc.*	3,240	21,222
Orient-Express Hotels Ltd., Class A*	13,900	140,946
P.F. Chang’s China Bistro, Inc.*	3,950	149,745
Papa John’s International, Inc.*	3,920	91,571
Peet’s Coffee & Tea, Inc.*	1,780	59,327
Pinnacle Entertainment, Inc.*	10,710	96,176
Red Lion Hotels Corp.*	2,100	10,374
Red Robin Gourmet Burgers, Inc.*	3,140	56,206
Ruby Tuesday, Inc.*	10,930	78,696
Ruth’s Hospitality Group, Inc.*	3,500	7,315
Shuffle Master, Inc.*	9,550	78,692
Sonic Corp.*	10,840	109,159

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Speedway Motorsports, Inc.	2,380	$41,936
Steak n Shake Co.*	208	67,417
Texas Roadhouse, Inc.*	8,950	100,508
Town Sports International Holdings, Inc.*	2,940	6,850
Universal Travel Group*	2,200	22,308
Vail Resorts, Inc.*	5,060	191,268
Youbet.com, Inc.*	6,100	17,507

		4,022,079

Household Durables (2.3%)
American Greetings Corp., Class A	6,880	149,915
Bassett Furniture Industries, Inc.*	1,000	3,520
Beazer Homes USA, Inc.*	8,070	39,059
Blyth, Inc.	1,090	36,755
Brookfield Homes Corp.*	1,740	13,920
Cavco Industries, Inc.*	1,130	40,589
CSS Industries, Inc.	1,380	26,827
D.R. Horton, Inc.	128,000	1,391,360
Ethan Allen Interiors, Inc.	69,710	935,508
Furniture Brands International, Inc.*	7,500	40,950
Helen of Troy Ltd.*	5,190	126,947
Hooker Furniture Corp.	75,744	936,953
Hovnanian Enterprises, Inc., Class A*	10,440	40,090
iRobot Corp.*	3,320	58,432
La-Z-Boy, Inc.*	97,360	927,841
M.D.C. Holdings, Inc.	38,550	1,196,592
M/I Homes, Inc.*	62,630	650,726
Meritage Homes Corp.*	5,790	111,921
National Presto Industries, Inc.	890	97,215
NIVS IntelliMedia Technology Group, Inc.*	1,000	2,580
Ryland Group, Inc.	7,250	142,825
Sealy Corp.*	8,080	25,533
Skyline Corp.	1,190	21,896
Standard Pacific Corp.*	19,410	72,593
Stanley Furniture Co., Inc.*	1,700	17,255
Tempur-Pedic International, Inc.*	13,260	313,334
Tupperware Brands Corp.	11,060	515,064
Universal Electronics, Inc.*	2,460	57,121

		7,993,321

Internet & Catalog Retail (0.3%)
1-800-FLOWERS.COM, Inc., Class A*	4,690	12,429
Blue Nile, Inc.*	2,150	136,160
Drugstore.Com, Inc.*	15,270	47,184
Gaiam, Inc., Class A*	3,230	24,839
HSN, Inc.*	7,000	141,330
NutriSystem, Inc.	5,290	164,889
Orbitz Worldwide, Inc.*	6,380	46,829
Overstock.com, Inc.*	2,800	37,968
PetMed Express, Inc.	4,580	80,745
Shutterfly, Inc.*	4,050	72,130
Stamps.com, Inc.*	2,130	19,170
Ticketmaster Entertainment, Inc.*	6,800	83,096
U.S. Auto Parts Network, Inc.*	1,400	7,280
Vitacost.com, Inc.*	1,400	14,588

		888,637

	Number of Shares	Value (Note 1)

Leisure Equipment & Products (0.6%)
Brunswick Corp.	75,630	$961,257
Callaway Golf Co.	12,410	93,571
Eastman Kodak Co.*	48,900	206,358
JAKKS Pacific, Inc.*	5,500	66,660
Leapfrog Enterprises, Inc.*	5,870	22,952
Marine Products Corp.	1,760	8,677
Polaris Industries, Inc.	5,350	233,421
Pool Corp.	8,640	164,851
RC2 Corp.*	3,520	51,920
Smith & Wesson Holding Corp.*	11,830	48,385
Sport Supply Group, Inc.	1,500	18,885
Steinway Musical Instruments*	1,210	19,251
Sturm Ruger & Co., Inc.	4,000	38,800

		1,934,988

Media (0.5%)
Arbitron, Inc.	4,980	116,632
Ascent Media Corp., Class A*	2,500	63,825
Belo Corp., Class A	15,820	86,061
Carmike Cinemas, Inc.*	1,800	13,608
Cinemark Holdings, Inc.	5,610	80,616
CKX, Inc.*	10,704	56,410
Crown Media Holdings, Inc., Class A*	1,900	2,755
Dolan Media Co.*	5,200	53,092
EW Scripps Co., Class A*	4,400	30,624
Fisher Communications, Inc.*	1,000	16,250
Global Sources Ltd.*	2,840	17,750
Harte-Hanks, Inc.	6,510	70,178
Journal Communications, Inc., Class A	7,390	28,747
Knology, Inc.*	5,020	54,969
LIN TV Corp., Class A*	4,800	21,408
Live Nation, Inc.*	14,650	124,671
LodgeNet Interactive Corp.*	3,500	19,355
Martha Stewart Living Omnimedia, Inc., Class A*	5,660	27,960
Mediacom Communications Corp., Class A*	7,050	31,514
National CineMedia, Inc.	7,470	123,778
Outdoor Channel Holdings, Inc.*	2,600	15,080
Playboy Enterprises, Inc., Class B*	5,310	16,992
Primedia, Inc.	4,390	15,848
RCN Corp.*	6,560	71,176
Reading International, Inc., Class A*	3,600	14,580
Rentrak Corp.*	1,800	31,806
Scholastic Corp.	3,940	117,530
Sinclair Broadcast Group, Inc., Class A*	8,630	34,779
Valassis Communications, Inc.*	8,610	157,219
Value Line, Inc.	240	6,026
World Wrestling Entertainment, Inc., Class A	4,270	65,459

		1,586,698

Multiline Retail (1.7%)
99 Cents Only Stores*	8,850	115,669
Dillard’s, Inc., Class A	8,960	165,312

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Fred’s, Inc., Class A	151,690	$1,547,238
J.C. Penney Co., Inc.	119,000	3,166,590
Retail Ventures, Inc.*	4,410	39,205
Saks, Inc.*	124,500	816,720
Tuesday Morning Corp.*	55,850	144,093

		5,994,827

Specialty Retail (4.4%)
America’s Car-Mart, Inc.*	1,770	46,604
AnnTaylor Stores Corp.*	10,000	136,400
Asbury Automotive Group, Inc.*	5,490	63,300
bebe Stores, Inc.	4,020	25,205
Big 5 Sporting Goods Corp.	3,820	65,628
Books-A-Million, Inc.	1,600	10,752
Borders Group, Inc.*	8,130	9,593
Brown Shoe Co., Inc.	97,910	966,372
Buckle, Inc.	4,370	127,954
Build-A-Bear Workshop, Inc.*	2,900	14,181
Cabela’s, Inc.*	6,600	94,116
Cato Corp., Class A	4,590	92,075
Charming Shoppes, Inc.*	20,580	133,153
Children’s Place Retail Stores, Inc.*	3,690	121,807
Christopher & Banks Corp.	185,470	1,413,281
Citi Trends, Inc.*	2,580	71,260
Coldwater Creek, Inc.*	10,140	45,224
Collective Brands, Inc.*	11,240	255,935
Conn’s, Inc.*	1,710	9,986
Destination Maternity Corp.*	1,000	19,000
Dress Barn, Inc.*	10,086	232,987
DSW, Inc., Class A*	2,360	61,077
Finish Line, Inc., Class A	7,570	95,003
Gander Mountain Co.*	1,300	6,630
Genesco, Inc.*	4,160	114,234
Group 1 Automotive, Inc.*	112,460	3,188,241
Gymboree Corp.*	17,850	776,296
Haverty Furniture Cos., Inc.	3,088	42,398
hhgregg, Inc.*	2,000	44,060
Hibbett Sports, Inc.*	4,630	101,814
HOT Topic, Inc.*	6,780	43,121
J. Crew Group, Inc.*	9,030	404,002
Jo-Ann Stores, Inc.*	4,520	163,805
JoS. A. Bank Clothiers, Inc.*	3,430	144,712
Kirkland’s, Inc.*	1,900	33,003
Lithia Motors, Inc., Class A*	4,300	35,346
Lumber Liquidators, Inc.*	2,840	76,112
Men’s Wearhouse, Inc.	125,230	2,637,344
Midas, Inc.*	2,460	20,787
Monro Muffler Brake, Inc.	3,220	107,677
New York & Co., Inc.*	4,100	17,589
OfficeMax, Inc.*	13,400	170,046
Pacific Sunwear of California, Inc.*	11,760	46,805
PEP Boys-Manny, Moe & Jack	8,880	75,125
Pier 1 Imports, Inc.*	105,492	536,954
Rent-A-Center, Inc.*	12,170	215,652
REX Stores Corp.*	1,290	18,137
Rue21, Inc.*	1,000	28,090
Sally Beauty Holdings, Inc.*	16,780	128,367
Shoe Carnival, Inc.*	1,550	31,728
Sonic Automotive, Inc., Class A*	5,930	61,613

	Number of Shares	Value (Note 1)

Stage Stores, Inc.	6,820	$84,295
Stein Mart, Inc.*	4,460	47,544
Syms Corp.*	1,140	8,242
Systemax, Inc.	1,820	28,592
Talbots, Inc.*	4,270	38,046
Tractor Supply Co.*	6,540	346,358
Ulta Salon Cosmetics & Fragrance, Inc.*	4,840	87,894
Vitamin Shoppe, Inc.*	1,300	28,912
West Marine, Inc.*	106,750	860,405
Wet Seal, Inc., Class A*	16,880	58,236
Zale Corp.*	190,680	518,650
Zumiez, Inc.*	3,490	44,393

		15,532,148

Textiles, Apparel & Luxury Goods (1.7%)
American Apparel, Inc.*	5,840	18,104
Carter’s, Inc.*	9,720	255,150
Cherokee, Inc.	1,320	23,522
Columbia Sportswear Co.	1,970	76,909
Crocs, Inc.*	14,950	85,962
Deckers Outdoor Corp.*	2,300	233,956
FGX International Holdings Ltd.*	2,380	46,624
Fossil, Inc.*	8,190	274,856
Fuqi International, Inc.*	2,410	43,259
G-III Apparel Group Ltd.*	2,220	48,107
Iconix Brand Group, Inc.*	12,380	156,607
Jones Apparel Group, Inc.	15,500	248,930
Kenneth Cole Productions, Inc., Class A*	1,570	15,150
K-Swiss, Inc., Class A*	4,630	46,022
Liz Claiborne, Inc.*	17,300	97,399
Lululemon Athletica, Inc.*	7,230	217,623
Maidenform Brands, Inc.*	3,140	52,407
Movado Group, Inc.	2,760	26,827
Oxford Industries, Inc.	2,510	51,907
Perry Ellis International, Inc.*	1,360	20,482
Quiksilver, Inc.*	22,900	46,258
Skechers U.S.A., Inc., Class A*	5,690	167,343
Steven Madden Ltd.*	2,890	119,184
Timberland Co., Class A*	30,190	541,307
True Religion Apparel, Inc.*	4,780	88,382
Under Armour, Inc., Class A*	5,880	160,348
Unifi, Inc.*	7,960	30,885
UniFirst Corp.	2,560	123,162
Volcom, Inc.*	3,220	53,903
Warnaco Group, Inc.*	52,960	2,234,382
Weyco Group, Inc.	1,250	29,550
Wolverine World Wide, Inc.	8,530	232,187

		5,866,694

Total Consumer Discretionary		59,025,204

Consumer Staples (2.2%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	1,380	64,308
Coca-Cola Bottling Co. Consolidated	710	38,354
Heckmann Corp.*	14,800	73,852
National Beverage Corp.*	1,880	26,057

		202,571

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Food & Staples Retailing (0.9%)
Andersons, Inc.	3,470	$89,595
Arden Group, Inc., Class A	200	19,124
Casey’s General Stores, Inc.	68,123	2,174,486
Diedrich Coffee, Inc.*	500	17,425
Great Atlantic & Pacific Tea Co., Inc.*	6,460	76,163
Ingles Markets, Inc., Class A	2,290	34,648
Nash Finch Co.	2,320	86,049
Pantry, Inc.*	3,610	49,060
Pricesmart, Inc.	2,720	55,597
Ruddick Corp.	7,930	204,039
Spartan Stores, Inc.	3,880	55,445
Susser Holdings Corp.*	1,340	11,511
United Natural Foods, Inc.*	7,650	204,561
Village Super Market, Inc., Class A	1,110	30,325
Weis Markets, Inc.	2,000	72,720
Winn-Dixie Stores, Inc.*	9,680	97,187

		3,277,935

Food Products (0.7%)
AgFeed Industries, Inc.*	5,280	26,400
Alico, Inc.	620	17,645
American Dairy, Inc.*	1,557	33,756
American Italian Pasta Co., Class A*	3,900	135,681
B&G Foods, Inc., Class A	4,500	41,310
Calavo Growers, Inc.	1,830	31,110
Cal-Maine Foods, Inc.	2,270	77,362
Chiquita Brands International, Inc.*	8,180	147,567
Darling International, Inc.*	14,980	125,532
Diamond Foods, Inc.	3,180	113,017
Dole Food Co., Inc.*	5,700	70,737
Farmer Bros Co.	1,190	23,491
Fresh Del Monte Produce, Inc.*	7,310	161,551
Griffin Land & Nurseries, Inc.	580	16,895
Hain Celestial Group, Inc.*	7,690	130,807
Harbinger Group, Inc.*	1,700	11,934
HQ Sustainable Maritime Industries, Inc.*	1,770	12,461
Imperial Sugar Co.	2,560	44,646
J&J Snack Foods Corp.	2,450	97,902
Lancaster Colony Corp.	3,290	163,513
Lance, Inc.	4,970	130,711
Lifeway Foods, Inc.*	830	9,860
Omega Protein Corp.*	3,310	14,432
Overhill Farms, Inc.*	3,200	15,552
Sanderson Farms, Inc.	3,450	145,452
Seneca Foods Corp., Class A*	1,400	33,418
Smart Balance, Inc.*	12,250	73,500
Synutra International, Inc.*	3,500	47,285
Tootsie Roll Industries, Inc.	4,270	116,913
TreeHouse Foods, Inc.*	5,850	227,331
Zhongpin, Inc.*	4,720	73,679

		2,371,450

Household Products (0.1%)
Central Garden & Pet Co., Class A*	11,070	110,036
Oil-Dri Corp. of America	1,100	17,050

	Number of Shares	Value (Note 1)

Orchids Paper Products Co.*	800	$16,016
WD-40 Co.	2,850	92,226

		235,328

Personal Products (0.3%)
American Oriental Bioengineering, Inc.*	12,160	56,544
Bare Escentuals, Inc.*	11,700	143,091
Chattem, Inc.*	3,550	331,215
China Sky One Medical, Inc.*	2,070	47,092
China-Biotics, Inc.*	1,500	23,205
Elizabeth Arden, Inc.*	4,600	66,424
Female Health Co.*	3,300	15,609
Inter Parfums, Inc.	2,480	30,182
Mannatech, Inc.	2,750	8,580
Medifast, Inc.*	2,200	67,276
Nu Skin Enterprises, Inc., Class A	9,060	243,442
Nutraceutical International Corp.*	1,800	22,266
Prestige Brands Holdings, Inc.*	5,870	46,138
Revlon, Inc., Class A*	3,700	62,937
Schiff Nutrition International, Inc.	1,830	14,311
USANA Health Sciences, Inc.*	1,160	37,004

		1,215,316

Tobacco (0.1%)
Alliance One International, Inc.*	14,650	71,492
Star Scientific, Inc.*	12,860	9,002
Universal Corp.	4,630	211,175
Vector Group Ltd.	7,045	98,630

		390,299

Total Consumer Staples		7,692,899

Energy (7.9%)
Energy Equipment & Services (5.5%)
Allis-Chalmers Energy, Inc.*	9,240	34,835
Atwood Oceanics, Inc.*	51,850	1,858,822
Basic Energy Services, Inc.*	3,740	33,286
Bolt Technology Corp.*	1,530	16,861
Boots & Coots, Inc.*	15,600	25,740
Bristow Group, Inc.*	60,340	2,320,073
Bronco Drilling Co., Inc.*	3,410	17,289
Cal Dive International, Inc.*	7,800	58,968
CARBO Ceramics, Inc.	6,562	447,332
Complete Production Services, Inc.*	10,640	138,320
Dawson Geophysical Co.*	1,670	38,594
Dril-Quip, Inc.*	5,300	299,344
ENGlobal Corp.*	3,010	9,421
Geokinetics, Inc.*	840	8,081
Global Industries Ltd.*	243,450	1,735,798
Gulf Island Fabrication, Inc.	2,140	45,004
GulfMark Offshore, Inc.*	4,190	118,619
Helix Energy Solutions Group, Inc.*	160,500	1,885,875
Hercules Offshore, Inc.*	21,500	102,770
Hornbeck Offshore Services, Inc.*	4,400	102,432
ION Geophysical Corp.*	19,750	116,920
Key Energy Services, Inc.*	21,800	191,622
Lufkin Industries, Inc.	2,560	187,392
Matrix Service Co.*	4,690	49,948

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Natural Gas Services Group, Inc.*	2,200	$41,470
Newpark Resources, Inc.*	15,860	67,088
Oil States International, Inc.*	43,900	1,724,831
OYO Geospace Corp.*	720	30,881
Parker Drilling Co.*	21,260	105,237
PHI, Inc.*	2,410	49,887
Pioneer Drilling Co.*	7,480	59,092
Rowan Cos., Inc.*	149,000	3,373,360
RPC, Inc.	5,070	52,728
Sulphco, Inc.*	9,950	6,666
Superior Well Services, Inc.*	2,920	41,639
T-3 Energy Services, Inc.*	2,200	56,100
TETRA Technologies, Inc.*	13,300	147,364
TGC Industries, Inc.*	2,800	10,948
Tidewater, Inc.	20,600	987,770
Union Drilling, Inc.*	1,860	11,625
Unit Corp.*	63,150	2,683,875
Vantage Drilling Co.*	9,200	14,812
Willbros Group, Inc.*	7,340	123,826

		19,432,545

Oil, Gas & Consumable Fuels (2.4%)
Alon USA Energy, Inc.	1,280	8,755
Apco Oil and Gas International, Inc.	1,580	34,918
Approach Resources, Inc.*	2,440	18,837
Arch Coal, Inc.	16,800	373,800
Arena Resources, Inc.*	6,980	300,978
Atlas Energy, Inc.	11,900	359,023
ATP Oil & Gas Corp.*	7,280	133,078
Berry Petroleum Co., Class A	7,690	224,164
Bill Barrett Corp.*	6,830	212,481
BPZ Resources, Inc.*	15,960	151,620
Brigham Exploration Co.*	17,150	232,383
Carrizo Oil & Gas, Inc.*	4,780	126,622
Cheniere Energy, Inc.*	12,320	29,814
Clayton Williams Energy, Inc.*	1,050	36,792
Clean Energy Fuels Corp.*	6,050	93,231
Cloud Peak Energy, Inc.*	5,000	72,800
Contango Oil & Gas Co.*	2,080	97,781
CREDO Petroleum Corp.*	1,100	10,230
Crosstex Energy, Inc.	6,890	41,685
Cubic Energy, Inc.*	3,900	5,811
CVR Energy, Inc.*	4,020	27,577
Delek U.S. Holdings, Inc.	2,230	15,186
Delta Petroleum Corp.*	32,810	34,122
DHT Maritime, Inc.	7,490	27,563
Endeavour International Corp.*	20,680	22,334
Evergreen Energy, Inc.*	20,930	7,179
FX Energy, Inc.*	7,460	21,261
General Maritime Corp.	9,410	65,776
GeoResources, Inc.*	1,270	17,348
GMX Resources, Inc.*	5,910	81,203
Golar LNG Ltd.*	6,160	78,971
Goodrich Petroleum Corp.*	4,180	101,783
Gran Tierra Energy, Inc.*	35,840	205,363
Green Plains Renewable Energy, Inc.*	2,000	29,740
Gulfport Energy Corp.*	4,690	53,701
Harvest Natural Resources, Inc.*	5,850	30,946
International Coal Group, Inc.*	15,550	60,023
Isramco, Inc.*	200	14,300

	Number of Shares	Value (Note 1)

James River Coal Co.*	4,610	$85,423
Knightsbridge Tankers Ltd.	2,950	39,117
McMoRan Exploration Co.*	12,940	103,779
Nordic American Tanker Shipping Ltd.	7,471	224,130
Northern Oil and Gas, Inc.*	5,790	68,554
Oilsands Quest, Inc.*	34,620	39,813
Overseas Shipholding Group, Inc.	29,000	1,274,550
Panhandle Oil and Gas, Inc., Class A	1,280	33,152
Patriot Coal Corp.*	13,500	208,710
Penn Virginia Corp.	7,830	166,701
Petroleum Development Corp.*	3,710	67,559
PetroQuest Energy, Inc.*	9,920	60,810
PrimeEnergy Corp.*	60	2,183
Rex Energy Corp.*	4,820	57,840
Rosetta Resources, Inc.*	9,380	186,943
Ship Finance International Ltd.	8,030	109,449
Stone Energy Corp.*	7,740	139,707
Swift Energy Co.*	6,940	166,282
Syntroleum Corp.*	12,300	32,718
Teekay Corp.	47,869	1,111,039
Teekay Tankers Ltd., Class A	1,060	9,042
Toreador Resources Corp.*	4,320	42,768
Uranerz Energy Corp.*	9,500	12,350
Uranium Energy Corp.*	9,000	34,020
USEC, Inc.*	20,340	78,309
VAALCO Energy, Inc.*	10,450	47,548
Venoco, Inc.*	3,190	41,598
W&T Offshore, Inc.	6,300	73,710
Warren Resources, Inc.*	10,680	26,166
Western Refining, Inc.*	8,310	39,140
Westmoreland Coal Co.*	1,680	14,969
World Fuel Services Corp.	10,100	270,579
Zion Oil & Gas, Inc.*	2,337	16,710

		8,344,547

Total Energy		27,777,092

Financials (16.1%)
Capital Markets (1.2%)
Allied Capital Corp.*	32,600	117,686
American Capital Ltd.*	51,200	124,928
Apollo Investment Corp.	29,650	282,565
Ares Capital Corp.	18,770	233,687
Artio Global Investors, Inc.*	4,600	117,254
BGC Partners, Inc., Class A	8,860	40,933
BlackRock Kelso Capital Corp.	2,250	19,170
Broadpoint Gleacher Securities, Inc.*	8,570	38,222
Calamos Asset Management, Inc., Class A	3,470	40,009
Capital Southwest Corp.	530	41,764
Cohen & Steers, Inc.	3,030	69,205
Cowen Group, Inc., Class A*	2,900	17,168
Diamond Hill Investment Group, Inc.	390	25,050
Duff & Phelps Corp., Class A	3,060	55,876
E*TRADE Financial Corp.*	276,000	483,000
Epoch Holding Corp.	1,920	20,064
Evercore Partners, Inc., Class A	2,410	73,264
FBR Capital Markets Corp.*	2,730	16,871

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Fifth Street Finance Corp.	5,130	$55,096
GAMCO Investors, Inc., Class A	1,340	64,709
GFI Group, Inc.	11,560	52,829
Gladstone Capital Corp.	3,660	28,182
Gladstone Investment Corp.	3,890	17,738
Harris & Harris Group, Inc.*	5,760	26,323
Hercules Technology Growth Capital, Inc.	5,880	61,093
International Assets Holding Corp.*	2,271	33,020
JMP Group, Inc.	2,900	28,188
KBW, Inc.*	6,210	169,906
Knight Capital Group, Inc., Class A*	16,790	258,566
Kohlberg Capital Corp.	3,070	13,999
LaBranche & Co., Inc.*	10,400	29,536
Main Street Capital Corp.	1,400	22,568
MCG Capital Corp.*	12,600	54,432
MF Global Ltd.*	18,000	125,100
MVC Capital, Inc.	3,860	45,548
NGP Capital Resources Co.	3,840	31,219
Oppenheimer Holdings, Inc., Class A	1,800	59,796
optionsXpress Holdings, Inc.	7,570	116,957
PennantPark Investment Corp.	3,740	33,361
Penson Worldwide, Inc.*	3,670	33,250
Piper Jaffray Cos., Inc.*	3,540	179,159
Prospect Capital Corp.	11,960	141,248
Pzena Investment Management, Inc., Class A*	1,100	8,954
Riskmetrics Group, Inc.*	3,760	59,822
Safeguard Scientifics, Inc.*	3,611	37,229
Sanders Morris Harris Group, Inc.	3,400	18,700
Stifel Financial Corp.*	5,220	309,233
SWS Group, Inc.	4,350	52,635
Thomas Weisel Partners Group, Inc.*	3,540	13,381
TICC Capital Corp.	4,400	26,620
TradeStation Group, Inc.*	5,830	45,999
Triangle Capital Corp.	1,500	18,135
U.S. Global Investors, Inc., Class A	2,710	33,360
Virtus Investment Partners, Inc.*	1,010	16,059
Westwood Holdings Group, Inc.	940	34,160

		4,172,826

Commercial Banks (3.2%)
1st Source Corp.	2,620	42,156
Alliance Financial Corp./ New York	700	19,005
American National Bankshares, Inc.	1,300	28,470
Ameris Bancorp	2,477	17,735
Ames National Corp.	1,140	24,065
Arrow Financial Corp.	1,648	41,200
Auburn National Bancorp., Inc.	500	9,845
BancFirst Corp.	1,100	40,744
Banco Latinoamericano de Comercio Exterior S.A.	4,930	68,527
Bancorp Rhode Island, Inc.	600	15,408
Bancorp, Inc./Delaware*	2,700	18,522
Bank of Kentucky Financial Corp.	700	13,146

	Number of Shares	Value (Note 1)

Bank of Marin Bancorp/ California	900	$29,304
Bank of the Ozarks, Inc.	2,620	76,687
Banner Corp.	2,770	7,424
Bar Harbor Bankshares	500	13,725
Boston Private Financial Holdings, Inc.	12,690	73,221
Bridge Bancorp, Inc.	1,100	26,444
Bryn Mawr Bank Corp.	1,200	18,108
Camden National Corp.	1,350	44,145
Cape Bancorp, Inc.*	1,900	12,768
Capital City Bank Group, Inc.	2,070	28,649
Cardinal Financial Corp.	4,960	43,350
Cathay General Bancorp	10,500	79,275
Center Bancorp, Inc.	2,019	18,009
Centerstate Banks, Inc.	2,620	26,436
Central Pacific Financial Corp.*	4,980	6,524
Century Bancorp, Inc./Massachusetts, Class A	800	17,624
Chemical Financial Corp.	62,720	1,478,938
Chicopee Bancorp, Inc.*	1,400	17,472
Citizens & Northern Corp.	1,570	14,978
Citizens Holding Co.	700	15,673
Citizens Republic Bancorp, Inc.*	22,080	15,235
City Holding Co.	2,820	91,171
CNB Financial Corp./ Pennsylvania	1,400	22,386
CoBiz Financial, Inc.	4,200	19,950
Columbia Banking System, Inc.	4,620	74,752
Community Bank System, Inc.	5,820	112,384
Community Trust Bancorp, Inc.	2,710	66,260
CVB Financial Corp.	16,010	138,326
Danvers Bancorp, Inc.	3,580	46,504
Eagle Bancorp, Inc.*	2,000	20,940
East West Bancorp, Inc.	16,590	262,122
Enterprise Bancorp, Inc./Massachusetts	1,100	12,045
Enterprise Financial Services Corp.	1,940	14,957
F.N.B. Corp./Pennsylvania	19,420	131,862
Farmers Capital Bank Corp.	1,100	11,242
Financial Institutions, Inc.	1,970	23,207
First Bancorp, Inc./Maine	1,510	23,284
First Bancorp/North Carolina	2,500	34,925
First BanCorp/Puerto Rico	12,200	28,060
First Busey Corp.	6,860	26,685
First California Financial Group, Inc.*	1,300	3,562
First Commonwealth Financial Corp.	15,010	69,797
First Community Bancshares, Inc./Virginia	2,080	25,064
First Financial Bancorp	8,780	127,837
First Financial Bankshares, Inc.	3,710	201,193
First Financial Corp./Indiana	2,070	63,176
First Merchants Corp.	3,760	22,334
First Midwest Bancorp, Inc./ Illinois	10,350	112,712
First of Long Island Corp.	1,100	27,775
First South Bancorp, Inc./North Carolina	1,410	14,523

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

FirstMerit Corp.	15,049	$303,087
German American Bancorp, Inc.	1,900	30,875
Glacier Bancorp, Inc.	11,570	158,740
Great Southern Bancorp, Inc.	1,700	36,312
Guaranty Bancorp*	9,380	12,382
Hampton Roads Bankshares, Inc.	3,600	6,228
Hancock Holding Co.	5,200	227,708
Harleysville National Corp.	7,680	49,459
Heartland Financial USA, Inc.	2,280	32,718
Heritage Financial Corp./Washington	1,100	15,158
Home Bancorp, Inc.*	1,800	21,942
Home Bancshares, Inc./Arkansas	2,720	65,470
IBERIABANK Corp.	3,780	203,402
Independent Bank Corp./Massachusetts	3,680	76,875
International Bancshares Corp.	9,470	179,267
Investors Bancorp, Inc.*	8,000	87,520
Lakeland Bancorp, Inc.	3,550	22,685
Lakeland Financial Corp.	2,340	40,365
MainSource Financial Group, Inc.	3,560	17,017
MB Financial, Inc.	8,810	173,733
Merchants Bancshares, Inc.	800	18,112
Metro Bancorp, Inc.*	1,210	15,210
Midsouth Bancorp, Inc.	1,000	13,900
Nara Bancorp, Inc.*	6,330	71,782
National Bankshares, Inc./ Virginia	1,400	39,606
National Penn Bancshares, Inc.	23,840	138,034
NBT Bancorp, Inc.	6,100	124,257
Northfield Bancorp, Inc./ New Jersey	3,430	46,374
Northrim BanCorp, Inc.	1,300	21,944
Norwood Financial Corp.	400	11,436
Ohio Valley Banc Corp.	700	15,421
Old National Bancorp/Indiana	16,170	200,993
Old Point Financial Corp.	500	7,775
Old Second Bancorp, Inc.	2,420	16,674
Oriental Financial Group, Inc.	4,360	47,088
Orrstown Financial Services, Inc.	900	31,392
Pacific Capital Bancorp N.A.	6,410	6,154
Pacific Continental Corp.	2,610	29,858
PacWest Bancorp	4,390	88,459
Park National Corp.	1,930	113,638
Peapack Gladstone Financial Corp.	1,522	19,299
Penns Woods Bancorp, Inc.	800	25,952
Peoples Bancorp, Inc./Ohio	15,960	154,493
Peoples Financial Corp./ Mississippi	600	12,192
Pinnacle Financial Partners, Inc.*	6,370	90,581
Porter Bancorp, Inc.	735	11,054
Premierwest Bancorp	3,570	5,069
PrivateBancorp, Inc.	8,770	78,667
Prosperity Bancshares, Inc.	8,360	338,329
Renasant Corp.	3,770	51,272
Republic Bancorp, Inc./Kentucky, Class A	1,610	33,166
Republic First Bancorp, Inc.*	1,600	6,832
S&T Bancorp, Inc.	4,190	71,272
Sandy Spring Bancorp, Inc.	2,900	25,781

	Number of Shares	Value (Note 1)

Santander BanCorp*	750	$9,210
SCBT Financial Corp.	2,070	57,318
Shore Bancshares, Inc.	1,480	21,401
Sierra Bancorp	1,310	9,995
Signature Bank/New York*	7,050	224,895
Simmons First National Corp., Class A	2,640	73,392
Smithtown Bancorp, Inc.	2,830	16,839
South Financial Group, Inc.	27,230	17,555
Southside Bancshares, Inc.	2,237	43,890
Southwest Bancorp, Inc./ Oklahoma	2,530	17,558
State Bancorp, Inc./New York	2,500	17,775
StellarOne Corp.	4,060	40,438
Sterling Bancorp/New York	3,260	23,276
Sterling Bancshares, Inc./Texas	15,940	81,772
Sterling Financial Corp./Washington*	9,320	5,778
Suffolk Bancorp	1,760	52,272
Sun Bancorp, Inc./New Jersey*	2,419	9,071
Susquehanna Bancshares, Inc.	16,524	97,326
SVB Financial Group*	7,100	295,999
SY Bancorp, Inc.	1,950	41,633
Texas Capital Bancshares, Inc.*	6,520	91,019
Tompkins Financial Corp.	1,510	61,155
Tower Bancorp, Inc.	600	13,710
TowneBank/Virginia	3,740	43,683
Trico Bancshares	2,410	40,127
Trustmark Corp.	10,910	245,911
UMB Financial Corp.	5,820	229,017
Umpqua Holdings Corp.	16,080	215,633
Union Bankshares Corp./Virginia	2,720	33,701
United Bankshares, Inc.	6,840	136,595
United Community Banks, Inc./Georgia*	16,214	54,965
United Security Bancshares, Inc./Alabama	1,000	17,140
Univest Corp. of Pennsylvania	2,570	45,052
Washington Banking Co.	2,000	23,880
Washington Trust Bancorp, Inc.	2,490	38,794
Webster Financial Corp.	12,300	146,001
WesBanco, Inc.	3,910	48,249
West Bancorp, Inc.	2,950	14,544
Westamerica Bancorp	5,380	297,891
Western Alliance Bancorp*	8,480	32,054
Wilber Corp.	1,300	9,360
Wilshire Bancorp, Inc.	3,340	27,355
Wintrust Financial Corp.	4,500	138,555
Yadkin Valley Financial Corp.	2,860	10,468

		11,147,108

Consumer Finance (0.2%)
Advance America Cash Advance Centers, Inc.	7,530	41,867
Cardtronics, Inc.*	2,260	25,018
Cash America International, Inc.	5,480	191,581
CompuCredit Holdings Corp.	2,900	9,657
Credit Acceptance Corp.*	1,040	43,784
Dollar Financial Corp.*	4,170	98,662
EZCORP, Inc., Class A*	7,850	135,099
First Cash Financial Services, Inc.*	3,990	88,538

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

First Marblehead Corp.*	11,050	$23,536
Nelnet, Inc., Class A	3,670	63,234
QC Holdings, Inc.	1,000	4,810
Rewards Network, Inc.	1,033	13,057
World Acceptance Corp.*	3,070	109,998

		848,841

Diversified Financial Services (0.2%)
Asset Acceptance Capital Corp.*	2,660	18,035
California First National Bancorp	200	2,612
Compass Diversified Holdings	4,130	52,699
Encore Capital Group, Inc.*	2,410	41,934
Financial Federal Corp.	4,750	130,625
Life Partners Holdings, Inc.	990	20,978
MarketAxess Holdings, Inc.	5,650	78,535
Medallion Financial Corp.	2,590	21,160
NewStar Financial, Inc.*	4,190	16,425
PHH Corp.*	9,730	156,750
PICO Holdings, Inc.*	3,800	124,374
Portfolio Recovery Associates, Inc.*	2,780	124,766
Primus Guaranty Ltd.*	3,740	11,407
Resource America, Inc., Class A	1,790	7,232

		807,532

Insurance (7.0%)
Ambac Financial Group, Inc.*	57,030	47,335
American Equity Investment Life Holding Co.	9,660	71,870
American National Insurance Co.	19,050	2,275,332
American Physicians Capital, Inc.	1,660	50,331
American Physicians Service Group, Inc.	1,100	25,377
American Safety Insurance Holdings Ltd.*	1,540	22,253
AMERISAFE, Inc.*	3,800	68,286
Amtrust Financial Services, Inc.	3,970	46,925
Argo Group International Holdings Ltd.*	5,330	155,316
Arthur J. Gallagher & Co.	39,300	884,643
Aspen Insurance Holdings Ltd.	80,950	2,060,178
Assured Guaranty Ltd.	21,600	470,016
Baldwin & Lyons, Inc., Class B	1,500	36,915
Citizens, Inc./Texas*	5,700	37,221
CNA Surety Corp.*	2,910	43,330
Conseco, Inc.*	35,000	175,000
Crawford & Co., Class B*	4,180	16,469
Delphi Financial Group, Inc., Class A	7,930	177,394
Donegal Group, Inc., Class A	2,030	31,546
Eastern Insurance Holdings, Inc.	1,600	13,792
eHealth, Inc.*	4,420	72,621
EMC Insurance Group, Inc.	910	19,574
Employers Holdings, Inc.	8,430	129,316
Enstar Group, Ltd.*	1,232	89,961
Erie Indemnity Co., Class A	35,050	1,367,651
FBL Financial Group, Inc., Class A	2,250	41,670
First Acceptance Corp.*	3,000	5,850
First Mercury Financial Corp.	2,440	33,452
Flagstone Reinsurance Holdings Ltd.	7,270	79,534

	Number of Shares	Value (Note 1)

FPIC Insurance Group, Inc.*	1,020	$39,392
Greenlight Capital Reinsurance Ltd., Class A*	5,000	117,850
Hallmark Financial Services*	1,520	12,099
Harleysville Group, Inc.	2,470	78,521
Hilltop Holdings, Inc.*	6,790	79,036
Horace Mann Educators Corp.	7,120	89,000
Independence Holding Co.	1,150	6,670
Infinity Property & Casualty Corp.	2,400	97,536
Kansas City Life Insurance Co.	790	23,503
Maiden Holdings Ltd.	8,830	64,636
Max Capital Group Ltd.	7,990	178,177
Meadowbrook Insurance Group, Inc.	10,660	78,884
Mercer Insurance Group, Inc.	900	16,353
Montpelier Reinsurance Holdings Ltd.	116,930	2,025,228
National Financial Partners Corp.*	7,040	56,954
National Interstate Corp.	1,070	18,147
National Western Life Insurance Co., Class A	400	69,448
Navigators Group, Inc.*	2,280	107,411
NYMAGIC, Inc.	770	12,774
Old Republic International Corp.	257,000	2,580,280
Phoenix Cos., Inc.*	20,700	57,546
Platinum Underwriters Holdings Ltd.	8,950	342,696
PMA Capital Corp., Class A*	5,510	34,713
Presidential Life Corp.	3,760	34,404
ProAssurance Corp.*	5,800	311,518
Protective Life Corp.	188,000	3,111,400
RLI Corp.	24,940	1,328,055
Safety Insurance Group, Inc.	2,140	77,532
SeaBright Insurance Holdings, Inc.*	3,300	37,917
Selective Insurance Group, Inc.	9,450	155,452
StanCorp Financial Group, Inc.	28,650	1,146,573
State Auto Financial Corp.	2,460	45,510
Stewart Information Services Corp.	3,600	40,608
Tower Group, Inc.	7,734	181,053
United America Indemnity Ltd., Class A*	6,210	49,183
United Fire & Casualty Co.	3,950	72,008
Universal Insurance Holdings, Inc.	3,600	21,132
Validus Holdings Ltd.	72,222	1,945,661
Zenith National Insurance Corp.	37,430	1,113,917

		24,407,935

Real Estate Investment Trusts (REITs) (3.0%)
Acadia Realty Trust (REIT)	7,650	129,056
Agree Realty Corp. (REIT)	1,350	31,442
Alexander’s, Inc. (REIT)*	350	106,547
American Campus Communities, Inc. (REIT)	9,640	270,884
American Capital Agency Corp. (REIT)	2,620	69,535
Anworth Mortgage Asset Corp. (REIT)	20,620	144,340

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Apollo Commercial Real Estate Finance, Inc. (REIT)*	1,300	$23,387
Ashford Hospitality Trust, Inc. (REIT)*	10,800	50,112
Associated Estates Realty Corp. (REIT)	2,530	28,513
BioMed Realty Trust, Inc. (REIT)	17,540	276,781
CapLease, Inc. (REIT)	7,950	34,821
Capstead Mortgage Corp. (REIT)	11,690	159,568
Care Investment Trust, Inc. (REIT)	2,220	17,272
CBL & Associates Properties, Inc. (REIT)	24,500	236,915
Cedar Shopping Centers, Inc. (REIT)	6,920	47,056
Cogdell Spencer, Inc. (REIT)	4,680	26,489
Colonial Properties Trust (REIT)	11,380	133,487
Colony Financial, Inc. (REIT)	2,100	42,777
Cousins Properties, Inc. (REIT)	12,337	94,131
CreXus Investment Corp. (REIT)*	1,900	26,524
Cypress Sharpridge Investments, Inc. (REIT)	2,800	37,828
DCT Industrial Trust, Inc. (REIT)	38,470	193,119
Developers Diversified Realty Corp. (REIT)	29,000	268,540
DiamondRock Hospitality Co. (REIT)	21,680	183,630
DuPont Fabros Technology, Inc. (REIT)	4,930	88,691
Dynex Capital, Inc. (REIT)	1,800	15,714
EastGroup Properties, Inc. (REIT)	4,770	182,596
Education Realty Trust, Inc. (REIT)	8,850	42,834
Entertainment Properties Trust (REIT)	7,212	254,367
Equity Lifestyle Properties, Inc. (REIT)	4,690	236,704
Equity One, Inc. (REIT)	5,550	89,743
Extra Space Storage, Inc. (REIT)	15,430	178,217
FelCor Lodging Trust, Inc. (REIT)*	11,490	41,364
First Industrial Realty Trust, Inc. (REIT)*	8,410	43,984
First Potomac Realty Trust (REIT)	4,920	61,844
Franklin Street Properties Corp. (REIT)	11,270	164,655
Getty Realty Corp. (REIT)	3,030	71,296
Gladstone Commercial Corp. (REIT)	1,700	22,797
Glimcher Realty Trust (REIT)	13,270	35,829
Government Properties Income Trust (REIT)	1,900	43,662
Gramercy Capital Corp./New York (REIT)*	7,640	19,788
Hatteras Financial Corp. (REIT)	6,780	189,569
Healthcare Realty Trust, Inc. (REIT)	11,020	236,489
Hersha Hospitality Trust (REIT)	7,660	24,052

	Number of Shares	Value (Note 1)

Highwoods Properties, Inc. (REIT)	12,920	$430,882
Home Properties, Inc. (REIT)	6,060	289,123
Inland Real Estate Corp. (REIT)	12,110	98,696
Invesco Mortgage Capital, Inc. (REIT)	2,000	45,520
Investors Real Estate Trust (REIT)	12,120	109,080
iStar Financial, Inc. (REIT)*	18,600	47,616
Kilroy Realty Corp. (REIT)	8,000	245,360
Kite Realty Group Trust (REIT)	6,960	28,327
LaSalle Hotel Properties (REIT)	11,330	240,536
Lexington Realty Trust (REIT)	16,137	98,113
LTC Properties, Inc. (REIT)	4,540	121,445
Medical Properties Trust, Inc. (REIT)	14,370	143,700
MFA Financial, Inc. (REIT)	51,130	375,805
Mid-America Apartment Communities, Inc. (REIT)	5,240	252,987
Mission West Properties, Inc. (REIT)	2,840	20,420
Monmouth Real Estate Investment Corp. (REIT), Class A	3,540	26,338
National Health Investors, Inc. (REIT)	4,590	169,784
National Retail Properties, Inc. (REIT)	14,730	312,571
NorthStar Realty Finance Corp. (REIT)	10,630	36,461
Omega Healthcare Investors, Inc. (REIT)	15,210	295,834
Parkway Properties, Inc./Maryland (REIT)	3,830	79,741
Pennsylvania Real Estate Investment Trust (REIT)	6,360	53,806
Pennymac Mortgage Investment Trust (REIT)*	2,500	42,950
Post Properties, Inc. (REIT)	8,830	173,068
Potlatch Corp. (REIT)	7,390	235,593
PS Business Parks, Inc. (REIT)	3,050	152,652
RAIT Financial Trust (REIT)*	9,870	12,930
Ramco-Gershenson Properties Trust (REIT)	4,010	38,255
Redwood Trust, Inc. (REIT)	14,010	202,585
Resource Capital Corp. (REIT)	4,610	22,681
Saul Centers, Inc. (REIT)	1,090	35,708
Sovran Self Storage, Inc. (REIT)	5,220	186,511
Strategic Hotels & Resorts, Inc. (REIT)*	16,440	30,578
Sun Communities, Inc. (REIT)	2,980	58,855
Sunstone Hotel Investors, Inc. (REIT)*	17,690	157,087
Tanger Factory Outlet Centers (REIT)	7,420	289,306
Transcontinental Realty Investors, Inc.*	100	1,191
UMH Properties, Inc. (REIT)	2,000	16,960
Universal Health Realty Income Trust (REIT)	2,080	66,622
Urstadt Biddle Properties, Inc. (REIT), Class A	3,640	55,583

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

U-Store-It Trust (REIT)	15,100	$110,532
Walter Investment Management Corp. (REIT)	4,700	67,351
Washington Real Estate Investment Trust (REIT)	10,690	294,510
Winthrop Realty Trust (REIT)	2,545	27,639

		10,478,241

Real Estate Management & Development (0.1%)
American Realty Investors, Inc.*	700	8,575
Avatar Holdings, Inc.*	1,080	18,371
China Housing & Land Development, Inc.*	4,600	18,998
Consolidated-Tomoka Land Co.	960	33,542
Forestar Group, Inc.*	6,380	140,232
Tejon Ranch Co.*	1,940	56,687

		276,405

Thrifts & Mortgage Finance (1.2%)
Abington Bancorp, Inc.	3,880	26,733
Astoria Financial Corp.	14,800	183,964
Bank Mutual Corp.	8,440	58,405
BankFinancial Corp.	3,540	35,046
Beneficial Mutual Bancorp, Inc.*	5,780	56,875
Berkshire Hills Bancorp, Inc.	2,400	49,632
Brookline Bancorp, Inc.	11,390	112,875
Brooklyn Federal Bancorp, Inc.	590	5,924
Cheviot Financial Corp.	800	5,912
Clifton Savings Bancorp, Inc.	1,640	15,367
Dime Community Bancshares, Inc.	5,030	58,952
Doral Financial Corp.*	960	3,485
ESB Financial Corp.	1,500	19,830
ESSA Bancorp, Inc.	2,720	31,824
First Defiance Financial Corp.	1,300	14,677
First Financial Holdings, Inc.	2,360	30,656
First Financial Northwest, Inc.	3,570	23,384
First Financial Service Corp.	600	5,436
Flagstar Bancorp, Inc.*	11,920	7,152
Flushing Financial Corp.	4,690	52,809
Fox Chase Bancorp, Inc.*	970	9,234
Heritage Financial Group	300	2,175
Home Federal Bancorp, Inc./ Idaho	3,240	43,124
Kearny Financial Corp.	3,100	31,248
Kentucky First Federal Bancorp	900	9,900
K-Fed Bancorp	1,000	8,790
Legacy Bancorp., Inc./ Massachusetts	1,600	15,776
Meridian Interstate Bancorp, Inc.*	1,710	14,860
MGIC Investment Corp.*	23,200	134,096
NASB Financial, Inc.	590	13,741
NewAlliance Bancshares, Inc.	19,700	236,597
Northeast Community Bancorp, Inc.	900	5,913
Northwest Bancshares, Inc.	6,727	76,150
OceanFirst Financial Corp.	2,360	26,668
Ocwen Financial Corp.*	9,555	91,441
Oritani Financial Corp.	1,620	22,243
PMI Group, Inc.*	15,390	38,783
Provident Financial Services, Inc.	10,720	114,168

	Number of Shares	Value (Note 1)

Provident New York Bancorp	5,750	$48,530
Prudential Bancorp, Inc. of Pennsylvania	1,000	9,520
Radian Group, Inc.	15,360	112,282
Rockville Financial, Inc.	1,440	15,120
Roma Financial Corp.	1,520	18,787
Territorial Bancorp, Inc.*	2,000	36,100
Tree.com, Inc.*	1,400	12,810
TrustCo Bank Corp. NY/ New York	332,590	2,095,317
United Financial Bancorp, Inc.	2,830	37,101
ViewPoint Financial Group	1,840	26,514
Waterstone Financial, Inc.*	1,210	2,481
Westfield Financial, Inc.	5,530	45,622
WSFS Financial Corp.	1,090	27,937

		4,181,966

Total Financials		56,320,854

Health Care (9.2%)
Biotechnology (1.9%)
Acorda Therapeutics, Inc.*	6,740	169,983
Affymax, Inc.*	2,860	70,756
Alkermes, Inc.*	16,860	158,653
Allos Therapeutics, Inc.*	13,880	91,192
Alnylam Pharmaceuticals, Inc.*	6,480	114,178
AMAG Pharmaceuticals, Inc.*	3,170	120,555
Amicus Therapeutics, Inc.*	2,550	10,123
Arena Pharmaceuticals, Inc.*	17,720	62,906
ARIAD Pharmaceuticals, Inc.*	21,620	49,294
ArQule, Inc.*	7,110	26,236
Array BioPharma, Inc.*	8,470	23,801
AVI BioPharma, Inc.*	15,200	22,192
BioCryst Pharmaceuticals, Inc.*	4,300	27,778
Biospecifics Technologies Corp.*	600	17,610
Cardium Therapeutics, Inc.*	8,200	5,576
Celera Corp.*	14,460	99,919
Cell Therapeutics, Inc.*	100,000	114,000
Celldex Therapeutics, Inc.*	5,510	25,787
Cepheid, Inc.*	10,400	129,792
Chelsea Therapeutics International, Inc.*	4,700	12,690
Clinical Data, Inc.*	2,060	37,616
Cubist Pharmaceuticals, Inc.*	10,680	202,600
Curis, Inc.*	10,500	34,125
Cytokinetics, Inc.*	6,640	19,322
Cytori Therapeutics, Inc.*	6,040	36,844
Dyax Corp.*	11,640	39,460
Emergent Biosolutions, Inc.*	2,720	36,965
Enzon Pharmaceuticals, Inc.*	8,720	91,822
Exelixis, Inc.*	19,070	140,546
Facet Biotech Corp.*	4,130	72,605
Genomic Health, Inc.*	2,440	47,726
Geron Corp.*	15,940	88,467
GTx, Inc.*	3,230	13,566
Halozyme Therapeutics, Inc.*	11,400	66,918
Hemispherx Biopharma, Inc.*	19,200	10,752
Human Genome Sciences, Inc.*	32,230	986,238
Idenix Pharmaceuticals, Inc.*	4,450	9,567
Idera Pharmaceuticals, Inc.*	3,820	19,749
Immunogen, Inc.*	9,560	75,142
Immunomedics, Inc.*	11,480	36,851

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Incyte Corp.*	16,050	$146,215
Infinity Pharmaceuticals, Inc.*	3,600	22,248
Insmed, Inc.*	21,800	16,786
InterMune, Inc.*	6,690	87,238
Isis Pharmaceuticals, Inc.*	16,610	184,371
Lexicon Pharmaceuticals, Inc.*	15,630	26,571
Ligand Pharmaceuticals, Inc., Class B*	19,830	43,031
MannKind Corp.*	9,690	84,884
Martek Biosciences Corp.*	6,190	117,239
Maxygen, Inc.*	4,360	26,552
Medivation, Inc.*	5,050	190,132
Metabolix, Inc.*	3,430	37,970
Micromet, Inc.*	9,600	63,936
Molecular Insight Pharmaceuticals, Inc.*	3,010	6,772
Momenta Pharmaceuticals, Inc.*	7,500	94,575
Myriad Pharmaceuticals, Inc.*	5,205	26,181
Nabi Biopharmaceuticals*	10,160	49,784
Nanosphere, Inc.*	1,810	11,656
Neurocrine Biosciences, Inc.*	7,020	19,094
NeurogesX, Inc.*	2,200	16,962
Novavax, Inc.*	13,510	35,937
NPS Pharmaceuticals, Inc.*	8,500	28,900
Omeros Corp.*	400	2,808
OncoGenex Pharmaceutical, Inc.*	900	20,052
Onyx Pharmaceuticals, Inc.*	11,200	328,608
Opko Health, Inc.*	8,420	15,409
Orexigen Therapeutics, Inc.*	4,110	30,578
Osiris Therapeutics, Inc.*	2,940	20,992
OXiGENE, Inc.*	5,900	6,726
PDL BioPharma, Inc.	21,130	144,952
Pharmasset, Inc.*	3,540	73,278
Poniard Pharmaceuticals, Inc.*	4,600	8,418
Progenics Pharmaceuticals, Inc.*	4,780	21,223
Protalix BioTherapeutics, Inc.*	5,800	38,396
Regeneron Pharmaceuticals, Inc.*	11,230	271,541
Repligen Corp.*	5,380	22,112
Rigel Pharmaceuticals, Inc.*	8,600	81,786
Sangamo BioSciences, Inc.*	7,810	46,235
Savient Pharmaceuticals, Inc.*	12,240	166,586
Sciclone Pharmaceuticals, Inc.*	7,400	17,242
Seattle Genetics, Inc.*	14,330	145,593
SIGA Technologies, Inc.*	4,500	26,100
Spectrum Pharmaceuticals, Inc.*	8,800	39,072
StemCells, Inc.*	23,500	29,610
Synta Pharmaceuticals Corp.*	2,940	14,876
Theravance, Inc.*	9,510	124,296
Vanda Pharmaceuticals, Inc.*	4,600	51,704
Vical, Inc.*	9,300	30,597
ZymoGenetics, Inc.*	6,400	40,896

		6,576,622

Health Care Equipment & Supplies (3.0%)
Abaxis, Inc.*	3,720	95,046
ABIOMED, Inc.*	5,480	47,895
Accuray, Inc.*	7,380	41,402
AGA Medical Holdings, Inc.*	2,000	29,540
Align Technology, Inc.*	10,370	184,794
Alphatec Holdings, Inc.*	4,860	25,952
American Medical Systems Holdings, Inc.*	13,170	254,049

	Number of Shares	Value (Note 1)

Analogic Corp.	2,340	$90,113
AngioDynamics, Inc.*	4,320	69,466
Atrion Corp.	260	40,487
ATS Medical, Inc.*	9,200	29,716
Bovie Medical Corp.*	3,300	25,773
Cantel Medical Corp.*	2,580	52,064
Cardiac Science Corp.*	3,370	7,515
Cardiovascular Systems, Inc.*	1,900	8,721
Conceptus, Inc.*	5,830	109,371
CONMED Corp.*	5,180	118,104
CryoLife, Inc.*	4,300	27,606
Cutera, Inc.*	2,200	18,722
Cyberonics, Inc.*	5,030	102,813
Cynosure, Inc., Class A*	1,670	19,188
Delcath Systems, Inc.*	5,400	27,756
DexCom, Inc.*	8,540	69,003
Electro-Optical Sciences, Inc.*	4,200	43,512
Endologix, Inc.*	8,600	45,408
EnteroMedics, Inc.*	3,300	1,848
ev3, Inc.*	12,890	171,953
Exactech, Inc.*	1,420	24,580
Greatbatch, Inc.*	4,570	87,881
Haemonetics Corp.*	4,700	259,205
Hansen Medical, Inc.*	4,140	12,544
HeartWare International, Inc.*	900	31,923
Home Diagnostics, Inc.*	1,800	10,980
ICU Medical, Inc.*	2,020	73,609
Immucor, Inc.*	12,270	248,345
Insulet Corp.*	5,890	84,109
Integra LifeSciences Holdings Corp.*	3,440	126,523
Invacare Corp.	4,980	124,201
IRIS International, Inc.*	3,160	39,058
Kensey Nash Corp.*	1,750	44,625
MAKO Surgical Corp.*	2,400	26,640
Masimo Corp.*	9,020	274,388
Medical Action Industries, Inc.*	2,480	39,829
Meridian Bioscience, Inc.	6,920	149,126
Merit Medical Systems, Inc.*	4,810	92,785
Micrus Endovascular Corp.*	2,730	40,977
Natus Medical, Inc.*	4,880	72,175
Neogen Corp.*	3,735	88,183
NuVasive, Inc.*	6,220	198,916
NxStage Medical, Inc.*	4,130	34,486
OraSure Technologies, Inc.*	8,230	41,809
Orthofix International N.V.*	3,080	95,388
Orthovita, Inc.*	11,580	40,646
Palomar Medical Technologies, Inc.*	3,190	32,155
Quidel Corp.*	5,110	70,416
Rochester Medical Corp.*	1,700	18,921
Rockwell Medical Technologies, Inc.*	2,300	17,687
RTI Biologics, Inc.*	9,330	35,827
Sirona Dental Systems, Inc.*	3,050	96,807
Somanetics Corp.*	1,770	31,064
SonoSite, Inc.*	3,110	73,489
Spectranetics Corp.*	5,640	39,254
Stereotaxis, Inc.*	4,620	18,157
STERIS Corp.	59,400	1,661,418
SurModics, Inc.*	2,670	60,502

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Symmetry Medical, Inc.*	6,430	$51,826
Synovis Life Technologies, Inc.*	2,620	33,824
Teleflex, Inc.	38,000	2,047,820
Thoratec Corp.*	9,700	261,124
TomoTherapy, Inc.*	7,190	28,041
TranS1, Inc.*	2,220	8,769
Utah Medical Products, Inc.	500	14,660
Vascular Solutions, Inc.*	3,200	26,848
Volcano Corp.*	8,610	149,642
West Pharmaceutical Services, Inc.	32,310	1,266,552
Wright Medical Group, Inc.*	7,120	134,924
Young Innovations, Inc.	1,100	27,258
Zoll Medical Corp.*	3,940	105,277

		10,433,010

Health Care Providers & Services (1.8%)
Air Methods Corp.*	2,180	73,292
Alliance HealthCare Services, Inc.*	4,470	25,524
Allied Healthcare International, Inc.*	7,300	21,243
Allion Healthcare, Inc.*	3,900	25,584
Almost Family, Inc.*	1,410	55,737
Amedisys, Inc.*	4,670	226,775
America Service Group, Inc.	1,600	25,392
American Caresource Holding, Inc.*	2,400	5,760
American Dental Partners, Inc.*	2,600	33,540
AMERIGROUP Corp.*	9,230	248,841
AMN Healthcare Services, Inc.*	5,700	51,642
Amsurg Corp.*	5,500	121,110
Assisted Living Concepts, Inc., Class A*	1,840	48,521
Bio-Reference Labs, Inc.*	1,820	71,326
BioScrip, Inc.*	7,500	62,700
Capital Senior Living Corp.*	3,960	19,879
CardioNet, Inc.*	3,370	20,018
Catalyst Health Solutions, Inc.*	6,430	234,502
Centene Corp.*	8,000	169,360
Chemed Corp.	3,900	187,083
Chindex International, Inc.*	2,660	37,586
Clarient, Inc.*	5,900	15,635
Continuecare Corp.*	6,100	26,657
Corvel Corp.*	1,320	44,273
Cross Country Healthcare, Inc.*	5,470	54,208
Emergency Medical Services Corp., Class A*	5,000	270,750
Emeritus Corp.*	3,440	64,500
Ensign Group, Inc.	2,140	32,892
Genoptix, Inc.*	3,030	107,656
Gentiva Health Services, Inc.*	4,950	133,699
Hanger Orthopedic Group, Inc.*	4,360	60,299
Health Grades, Inc.*	3,900	16,731
HealthSouth Corp.*	16,190	303,886
Healthspring, Inc.*	8,720	153,559
Healthways, Inc.*	6,090	111,691
HMS Holdings Corp.*	4,800	233,712
inVentiv Health, Inc.*	6,020	97,343
IPC The Hospitalist Co., Inc.*	2,940	97,755
Kindred Healthcare, Inc.*	6,580	121,467
Landauer, Inc.	1,710	104,994

	Number of Shares	Value (Note 1)

LCA-Vision, Inc.*	2,600	$13,312
LHC Group, Inc.*	2,540	85,369
Magellan Health Services, Inc.*	6,510	265,152
MedCath Corp.*	2,610	20,645
Metropolitan Health Networks, Inc.*	8,300	16,517
Molina Healthcare, Inc.*	2,690	61,520
MWI Veterinary Supply, Inc.*	1,990	75,023
National Healthcare Corp.	1,380	49,832
National Research Corp.	300	6,210
Nighthawk Radiology Holdings, Inc.*	3,820	17,305
NovaMed, Inc.*	3,200	12,416
Odyssey HealthCare, Inc.*	6,080	94,726
Owens & Minor, Inc.	7,610	326,697
PharMerica Corp.*	5,880	93,374
Providence Service Corp.*	2,130	33,654
PSS World Medical, Inc.*	10,900	246,013
Psychiatric Solutions, Inc.*	10,290	217,531
RadNet, Inc.*	4,890	9,976
RehabCare Group, Inc.*	4,210	128,110
Res-Care, Inc.*	4,460	49,952
Select Medical Holdings Corp.*	5,300	56,286
Skilled Healthcare Group, Inc., Class A*	2,960	22,052
Sun Healthcare Group, Inc.*	7,800	71,526
Sunrise Senior Living, Inc.*	7,980	25,696
Triple-S Management Corp., Class B*	3,610	63,536
U.S. Physical Therapy, Inc.*	2,060	34,876
Universal American Corp.*	4,550	53,235
Virtual Radiologic Corp.*	1,140	14,546
WellCare Health Plans, Inc.*	7,400	272,024

		6,254,233

Health Care Technology (0.3%)
AMICAS, Inc.*	7,100	38,624
athenahealth, Inc.*	5,830	263,749
Computer Programs & Systems, Inc.	1,900	87,495
Eclipsys Corp.*	10,070	186,496
MedAssets, Inc.*	6,880	145,925
Medidata Solutions, Inc.*	1,200	18,720
MedQuist, Inc.	2,100	14,049
Merge Healthcare, Inc.*	4,400	14,784
Omnicell, Inc.*	5,490	64,178
Phase Forward, Inc.*	8,140	124,949
Quality Systems, Inc.	4,060	254,928
Transcend Services, Inc.*	1,000	21,360
Vital Images, Inc.*	2,550	32,360

		1,267,617

Life Sciences Tools & Services (1.5%)
Accelrys, Inc.*	4,690	26,874
Affymetrix, Inc.*	12,660	73,934
Albany Molecular Research, Inc.*	4,170	37,864
BioDelivery Sciences International, Inc.*	1,500	5,895
Bruker Corp.*	8,780	105,887
Cambrex Corp.*	5,140	28,681
Dionex Corp.*	3,210	237,123
Enzo Biochem, Inc.*	5,630	30,289

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

eResearchTechnology, Inc.*	7,620	$45,796
Harvard Bioscience, Inc.*	5,000	17,850
Kendle International, Inc.*	2,960	54,198
Luminex Corp.*	7,600	113,468
Mettler-Toledo International, Inc.*	19,700	2,068,303
PAREXEL International Corp.*	9,950	140,295
Pharmaceutical Product Development, Inc.	85,400	2,001,776
Sequenom, Inc.*	9,530	39,454
Varian, Inc.*	5,060	260,792

		5,288,479

Pharmaceuticals (0.7%)
Acura Pharmaceuticals, Inc.*	1,410	7,515
Adolor Corp.*	8,320	12,147
Akorn, Inc.*	10,030	17,954
Ardea Biosciences, Inc.*	2,480	34,720
ARYx Therapeutics, Inc.*	4,200	13,482
Auxilium Pharmaceuticals, Inc.*	8,180	245,236
AVANIR Pharmaceuticals, Inc., Class A*	12,100	22,990
Biodel, Inc.*	3,170	13,758
BioMimetic Therapeutics, Inc.*	2,177	25,972
BMP Sunstone Corp.*	6,320	35,961
Cadence Pharmaceuticals, Inc.*	4,420	42,741
Caraco Pharmaceutical Laboratories Ltd.*	1,890	11,416
Cornerstone Therapeutics, Inc.*	1,000	6,100
Cumberland Pharmaceuticals, Inc.*	1,300	17,667
Cypress Bioscience, Inc.*	6,770	38,995
Depomed, Inc.*	9,150	30,652
Discovery Laboratories, Inc.*	16,390	10,301
Durect Corp.*	14,390	35,543
Hi-Tech Pharmacal Co., Inc.*	1,300	36,465
Impax Laboratories, Inc.*	11,200	152,320
Inspire Pharmaceuticals, Inc.*	10,080	55,642
ISTA Pharmaceuticals, Inc.*	6,500	29,640
Javelin Pharmaceuticals, Inc.*	8,470	11,011
KV Pharmaceutical Co., Class A*	5,680	20,846
Lannett Co., Inc.*	2,200	13,002
MAP Pharmaceuticals, Inc.*	1,380	13,151
Matrixx Initiatives, Inc.*	2,900	12,238
Medicines Co.*	9,420	78,563
Medicis Pharmaceutical Corp., Class A	10,110	273,475
MiddleBrook Pharmaceuticals, Inc.*	6,500	3,315
Nektar Therapeutics*	16,580	154,526
Obagi Medical Products, Inc.*	3,080	36,960
Optimer Pharmaceuticals, Inc.*	5,160	58,205
Pain Therapeutics, Inc.*	6,210	33,286
Par Pharmaceutical Cos., Inc.*	5,880	159,113
Pozen, Inc.*	4,720	28,273
Questcor Pharmaceuticals, Inc.*	11,420	54,245
Repros Therapeutics, Inc.*	2,000	1,593
Salix Pharmaceuticals Ltd.*	9,580	243,332
Santarus, Inc.*	8,800	40,656
Sucampo Pharmaceuticals, Inc., Class A*	1,720	6,949
SuperGen, Inc.*	11,600	30,392

	Number of Shares	Value (Note 1)

ViroPharma, Inc.*	13,880	$116,453
Vivus, Inc.*	14,770	135,736
XenoPort, Inc.*	5,050	93,728

		2,516,265

Total Health Care		32,336,226

Industrials (21.4%)
Aerospace & Defense (1.0%)
AAR Corp.*	6,820	156,724
Aerovironment, Inc.*	2,610	75,899
American Science & Engineering, Inc.	1,770	134,237
Applied Signal Technology, Inc.	2,680	51,697
Argon ST, Inc.*	2,390	51,911
Ascent Solar Technologies, Inc.*	3,090	16,377
Astronics Corp.*	1,900	16,245
Ceradyne, Inc.*	34,980	671,966
Cubic Corp.	2,720	101,456
Curtiss-Wright Corp.	8,050	252,126
DigitalGlobe, Inc.*	2,600	62,920
Ducommun, Inc.	1,840	34,426
DynCorp International, Inc., Class A*	4,300	61,705
Esterline Technologies Corp.*	5,180	211,189
GenCorp, Inc.*	8,790	61,530
GeoEye, Inc.*	3,580	99,810
Global Defense Technology & Systems, Inc.*	400	6,584
HEICO Corp.	3,990	176,877
Herley Industries, Inc.*	2,270	31,530
Hexcel Corp.*	17,150	222,607
Ladish Co., Inc.*	2,800	42,224
LMI Aerospace, Inc.*	1,710	22,743
Moog, Inc., Class A*	7,870	230,040
Orbital Sciences Corp.*	10,240	156,262
Stanley, Inc.*	2,040	55,916
Taser International, Inc.*	12,450	54,531
Teledyne Technologies, Inc.*	6,630	254,327
Todd Shipyards Corp.	1,000	16,760
Triumph Group, Inc.	2,790	134,618

		3,465,237

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	10,200	26,928
Atlas Air Worldwide Holdings, Inc.*	3,540	131,865
Dynamex, Inc.*	1,510	27,331
Forward Air Corp.	5,210	130,510
Hub Group, Inc., Class A*	6,420	172,249
Pacer International, Inc.*	7,800	24,648

		513,531

Airlines (1.0%)
AirTran Holdings, Inc.*	24,410	127,420
Alaska Air Group, Inc.*	6,260	216,346
Allegiant Travel Co.*	2,580	121,699
Hawaiian Holdings, Inc.*	8,910	62,370
JetBlue Airways Corp.*	46,130	251,409
Republic Airways Holdings, Inc.*	5,590	41,310
SkyWest, Inc.	120,720	2,042,582

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

U.S. Airways Group, Inc.*	29,730	$143,893
UAL Corp.*	29,900	386,009

		3,393,038

Building Products (2.8%)
AAON, Inc.	1,820	35,472
American Woodmark Corp.	63,360	1,246,925
Ameron International Corp.	1,490	94,555
Apogee Enterprises, Inc.	119,040	1,666,560
Builders FirstSource, Inc.*	2,790	10,742
Gibraltar Industries, Inc.*	104,340	1,641,268
Griffon Corp.*	7,500	91,650
Insteel Industries, Inc.	3,020	39,260
NCI Building Systems, Inc.*	18,680	33,811
Quanex Building Products Corp.	6,490	110,135
Simpson Manufacturing Co., Inc.	83,500	2,245,315
Trex Co., Inc.*	3,000	58,800
Universal Forest Products, Inc.	71,306	2,624,774

		9,899,267

Commercial Services & Supplies (2.4%)
ABM Industries, Inc.	145,600	3,008,096
ACCO Brands Corp.*	9,610	69,961
American Ecology Corp.	3,420	58,277
American Reprographics Co.*	6,490	45,495
Amrep Corp.*	200	2,740
APAC Customer Services, Inc.*	4,500	26,820
ATC Technology Corp.*	3,500	83,475
Bowne & Co., Inc.	6,017	40,194
Cenveo, Inc.*	9,030	79,012
Clean Harbors, Inc.*	3,720	221,749
Consolidated Graphics, Inc.*	1,870	65,487
Cornell Cos., Inc.*	1,950	44,265
Courier Corp.	1,830	26,078
Deluxe Corp.	9,140	135,181
EnergySolutions, Inc.	13,760	116,822
EnerNOC, Inc.*	2,290	69,593
Ennis, Inc.	4,500	75,555
Fuel Tech, Inc.*	3,330	27,206
G&K Services, Inc., Class A	3,280	82,426
GEO Group, Inc.*	8,830	193,200
Healthcare Services Group, Inc.	7,500	160,950
Heritage-Crystal Clean, Inc.*	300	3,138
Herman Miller, Inc.	9,810	156,764
HNI Corp.	8,030	221,869
ICT Group, Inc.*	1,520	24,822
Innerworkings, Inc.*	4,180	24,662
Interface, Inc., Class A	9,090	75,538
Kimball International, Inc., Class B	5,700	48,564
Knoll, Inc.	8,570	88,528
M&F Worldwide Corp.*	2,020	79,790
McGrath RentCorp	4,250	95,030
Metalico, Inc.*	4,800	23,616
Mine Safety Appliances Co.	56,750	1,505,578
Mobile Mini, Inc.*	6,460	91,021
Multi-Color Corp.	1,850	22,589
North American Galvanizing & Coatings, Inc.*	2,600	12,610
Perma-Fix Environmental Services*	9,100	20,657

	Number of Shares	Value (Note 1)

Rollins, Inc.	8,000	$154,240
Schawk, Inc.	2,640	35,904
Standard Parking Corp.*	1,260	20,009
Standard Register Co.	2,940	14,994
Steelcase, Inc., Class A	12,500	79,500
Sykes Enterprises, Inc.*	6,440	164,027
Team, Inc.*	3,240	60,944
Tetra Tech, Inc.*	10,550	286,643
United Stationers, Inc.*	4,220	239,907
Viad Corp.	3,670	75,712
Waste Services, Inc.*	3,140	28,605

		8,287,843

Construction & Engineering (1.0%)
Argan, Inc.*	1,200	17,268
Comfort Systems USA, Inc.	6,980	86,133
Dycom Industries, Inc.*	7,070	56,772
EMCOR Group, Inc.*	79,910	2,149,579
Furmanite Corp.*	6,480	24,689
Granite Construction, Inc.	5,780	194,555
Great Lakes Dredge & Dock Corp.	6,910	44,777
Insituform Technologies, Inc., Class A*	6,910	156,995
Integrated Electrical Services, Inc.*	1,360	7,956
Layne Christensen Co.*	3,480	99,911
MasTec, Inc.*	9,420	117,750
Michael Baker Corp.*	1,380	57,132
MYR Group, Inc.*	3,200	57,856
Northwest Pipe Co.*	1,500	40,290
Orion Marine Group, Inc.*	4,520	95,191
Pike Electric Corp.*	2,960	27,469
Primoris Services Corp.	1,600	12,752
Sterling Construction Co., Inc.*	2,310	44,306
Tutor Perini Corp.*	4,450	80,456

		3,371,837

Electrical Equipment (2.6%)
A. O. Smith Corp.	17,650	765,834
Acuity Brands, Inc.	7,497	267,193
Advanced Battery Technologies, Inc.*	8,570	34,280
American Superconductor Corp.*	7,540	308,386
AZZ, Inc.*	2,100	68,670
Baldor Electric Co.	8,170	229,495
Belden, Inc.	8,310	182,155
Brady Corp., Class A	73,410	2,203,034
Broadwind Energy, Inc.*	5,900	47,731
Chase Corp.	1,000	11,810
China BAK Battery, Inc.*	6,750	18,765
Encore Wire Corp.	3,280	69,110
Ener1, Inc.*	8,280	52,495
Energy Conversion Devices, Inc.*	8,165	86,304
EnerSys*	7,520	164,462
Evergreen Solar, Inc.*	34,530	52,140
Franklin Electric Co., Inc.	36,250	1,054,150
FuelCell Energy, Inc.*	12,130	45,609
Fushi Copperweld, Inc.*	2,710	27,425
GrafTech International Ltd.*	21,230	330,127
GT Solar International, Inc.*	5,270	29,301
Harbin Electric, Inc.*	2,920	59,977

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

II-VI, Inc.*	4,390	$139,602
LaBarge, Inc.*	2,110	25,426
LSI Industries, Inc.	3,300	26,004
Microvision, Inc.*	14,020	44,443
Orion Energy Systems, Inc.*	3,690	16,199
Polypore International, Inc.*	4,290	51,051
Powell Industries, Inc.*	11,600	365,748
Power-One, Inc.*	14,890	64,772
PowerSecure International, Inc.*	3,040	21,918
Preformed Line Products Co.	360	15,768
Regal-Beloit Corp.	6,490	337,091
Roper Industries, Inc.	28,550	1,495,163
SatCon Technology Corp.*	10,300	29,046
Ultralife Corp.*	2,190	9,461
Valence Technology, Inc.*	9,200	8,372
Vicor Corp.*	3,410	31,713
Woodward Governor Co.	10,670	274,966

		9,065,196

Industrial Conglomerates (0.7%)
Carlisle Cos., Inc.	60,200	2,062,452
Otter Tail Corp.	6,330	156,984
Raven Industries, Inc.	2,890	91,815
Seaboard Corp.	60	80,940
Standex International Corp.	2,160	43,394
Tredegar Corp.	5,200	82,264
United Capital Corp.*	330	7,861

		2,525,710

Machinery (7.1%)
3D Systems Corp.*	3,130	35,369
Actuant Corp., Class A	11,730	217,357
Alamo Group, Inc.	1,090	18,693
Albany International Corp., Class A	5,010	112,525
Altra Holdings, Inc.*	4,640	57,304
American Railcar Industries, Inc.	1,610	17,742
Ampco-Pittsburgh Corp.	1,470	46,349
Astec Industries, Inc.*	20,490	552,001
Badger Meter, Inc.	2,450	97,559
Barnes Group, Inc.	8,500	143,650
Blount International, Inc.*	6,900	69,690
Briggs & Stratton Corp.	64,620	1,209,040
Cascade Corp.	1,610	44,259
Chart Industries, Inc.*	5,030	83,246
China Fire & Security Group, Inc.*	2,530	34,231
CIRCOR International, Inc.	23,320	587,198
CLARCOR, Inc.	9,140	296,502
CNH Global N.V.*	11,000	274,780
Colfax Corp.*	4,250	51,170
Columbus McKinnon Corp.*	3,360	45,898
Duoyuan Printing, Inc.*	800	6,440
Dynamic Materials Corp.	2,330	46,716
Eastern Co.	1,100	14,773
Energy Recovery, Inc.*	6,340	43,619
EnPro Industries, Inc.*	3,840	101,414
ESCO Technologies, Inc.	4,730	169,570
Federal Signal Corp.	8,730	52,555
Flanders Corp.*	2,860	12,756
Flow International Corp.*	6,610	20,359
Force Protection, Inc.*	13,330	69,449

	Number of Shares	Value (Note 1)

FreightCar America, Inc.	2,370	$46,997
Gardner Denver, Inc.	49,000	2,084,950
Gorman-Rupp Co.	2,590	71,588
Graco, Inc.	55,450	1,584,206
Graham Corp.	2,070	42,849
Greenbrier Cos., Inc.	2,940	30,517
Hurco Cos., Inc.*	1,140	16,872
John Bean Technologies Corp.	5,100	86,751
Kadant, Inc.*	2,250	35,910
Kaydon Corp.	6,170	220,639
Kennametal, Inc.	109,500	2,838,240
K-Tron International, Inc.*	420	45,671
L.B. Foster Co., Class A*	1,790	53,360
Lincoln Electric Holdings, Inc.	45,750	2,445,795
Lindsay Corp.	2,380	94,843
Met-Pro Corp.	2,640	28,037
Middleby Corp.*	3,090	151,472
Miller Industries, Inc.*	2,100	23,835
Mueller Industries, Inc.	82,240	2,042,842
Mueller Water Products, Inc., Class A	26,510	137,852
NACCO Industries, Inc., Class A	960	47,808
Nordson Corp.	50,940	3,116,509
Omega Flex, Inc.	540	7,560
PMFG, Inc.*	2,240	36,310
Portec Rail Products, Inc.	1,000	10,710
RBC Bearings, Inc.*	3,850	93,671
Robbins & Myers, Inc.	4,560	107,251
Sauer-Danfoss, Inc.*	2,000	24,020
SmartHeat, Inc.*	1,200	17,424
Sun Hydraulics Corp.	2,040	53,550
Tecumseh Products Co., Class A*	3,446	40,284
Tennant Co.	3,440	90,094
Timken Co.	16,550	392,400
Titan International, Inc.	5,720	46,389
Trimas Corp.*	2,550	17,263
Trinity Industries, Inc.	138,500	2,415,440
Twin Disc, Inc.	1,550	16,182
Wabash National Corp.*	153,900	290,871
Watts Water Technologies, Inc., Class A	47,200	1,459,424

		24,898,600

Marine (0.1%)
American Commercial Lines, Inc.*	1,585	29,053
Eagle Bulk Shipping, Inc.*	11,940	59,103
Genco Shipping & Trading Ltd.*	4,760	106,529
Horizon Lines, Inc., Class A	5,350	29,799
International Shipholding Corp.	980	30,449
TBS International Ltd., Class A*	2,730	20,065
Ultrapetrol Bahamas Ltd.*	3,880	18,469

		293,467

Professional Services (0.7%)
Acacia Research Corp.- Acacia Technologies*	6,000	54,660
Administaff, Inc.	3,770	88,934
Advisory Board Co.*	2,790	85,541
Barrett Business Services, Inc.	1,200	14,748
CBIZ, Inc.*	7,880	60,676
CDI Corp.	2,150	27,842

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

COMSYS IT Partners, Inc.*	2,530	$22,492
Corporate Executive Board Co.	5,700	130,074
CoStar Group, Inc.*	3,410	142,436
CRA International, Inc.*	1,720	45,838
Diamond Management & Technology Consultants, Inc.	3,900	28,743
Exponent, Inc.*	2,400	66,816
Franklin Covey Co.*	2,000	12,600
GP Strategies Corp.*	2,500	18,825
Heidrick & Struggles International, Inc.	3,300	103,092
Hill International, Inc.*	4,490	28,018
Huron Consulting Group, Inc.*	3,680	84,787
ICF International, Inc.*	1,560	41,808
Kelly Services, Inc., Class A*	4,630	55,236
Kforce, Inc.*	5,340	66,750
Korn/Ferry International*	7,800	128,700
Mistras Group, Inc.*	1,300	19,578
MPS Group, Inc.*	16,450	226,023
Navigant Consulting, Inc.*	9,410	139,833
Odyssey Marine Exploration, Inc.*	9,090	12,817
On Assignment, Inc.*	6,270	44,830
Resources Connection, Inc.*	8,040	170,609
School Specialty, Inc.*	3,380	79,058
Spherion Corp.*	9,250	51,985
TrueBlue, Inc.*	7,860	116,407
Volt Information Sciences, Inc.*	2,100	21,000
VSE Corp.	900	40,572
Watson Wyatt Worldwide, Inc., Class A	7,410	352,123

		2,583,451

Road & Rail (1.1%)
Amerco, Inc.*	1,560	77,563
Arkansas Best Corp.	4,254	125,195
Avis Budget Group, Inc.*	18,500	242,720
Celadon Group, Inc.*	3,950	42,857
Dollar Thrifty Automotive Group, Inc.*	4,840	123,952
Genesee & Wyoming, Inc., Class A*	54,290	1,772,026
Heartland Express, Inc.	8,760	133,765
Kansas City Southern*	18,450	614,201
Knight Transportation, Inc.	10,160	195,986
Marten Transport Ltd.*	2,760	49,542
Old Dominion Freight Line, Inc.*	5,170	158,719
Patriot Transportation Holding, Inc.*	180	17,003
RailAmerica, Inc.*	3,300	40,260
Saia, Inc.*	2,460	36,457
Universal Truckload Services, Inc.	1,030	18,643
USA Truck, Inc.*	1,600	20,032
Werner Enterprises, Inc.	7,210	142,686
YRC Worldwide, Inc.*	5,090	4,275

		3,815,882

Trading Companies & Distributors (0.7%)
Aceto Corp.	4,430	22,814
Aircastle Ltd.	8,370	82,445
Applied Industrial Technologies, Inc.	65,620	1,448,233

	Number of Shares	Value (Note 1)

Beacon Roofing Supply, Inc.*	8,020	$128,320
BlueLinx Holdings, Inc.*	1,600	4,432
DXP Enterprises, Inc.*	1,370	17,906
H&E Equipment Services, Inc.*	5,130	53,814
Houston Wire & Cable Co.	3,150	37,485
Interline Brands, Inc.*	5,760	99,475
Kaman Corp.	4,610	106,445
Lawson Products, Inc.	720	12,708
RSC Holdings, Inc.*	8,410	59,206
Rush Enterprises, Inc., Class A*	5,910	70,270
TAL International Group, Inc.	2,490	32,943
Textainer Group Holdings Ltd.	1,660	28,054
Titan Machinery, Inc.*	2,200	25,388
United Rentals, Inc.*	10,800	105,948
Watsco, Inc.	4,520	221,390
Willis Lease Finance Corp.*	700	10,500

		2,567,776

Transportation Infrastructure (0.0%)
CAI International, Inc.*	1,590	14,358

Total Industrials		74,695,193

Information Technology (10.6%)
Communications Equipment (1.4%)
3Com Corp.*	68,960	517,200
Acme Packet, Inc.*	7,190	79,090
ADC Telecommunications, Inc.*	16,300	101,223
ADTRAN, Inc.	9,460	213,323
Airvana, Inc.*	4,180	31,768
Anaren, Inc.*	3,180	47,859
Arris Group, Inc.*	22,030	251,803
Aruba Networks, Inc.*	10,880	115,981
Bel Fuse, Inc., Class B	1,880	40,401
BigBand Networks, Inc.*	5,800	19,952
Black Box Corp.	2,950	83,603
Blue Coat Systems, Inc.*	7,170	204,632
Cogo Group, Inc.*	4,140	30,512
Communications Systems, Inc.	900	11,196
Comtech Telecommunications Corp.*	4,720	165,436
DG FastChannel, Inc.*	3,880	108,368
Digi International, Inc.*	4,400	40,128
Emcore Corp.*	13,420	14,359
EMS Technologies, Inc.*	2,720	39,440
Emulex Corp.*	15,110	164,699
Extreme Networks, Inc.*	15,860	45,518
Globecomm Systems, Inc.*	3,720	29,090
Harmonic, Inc.*	17,430	110,332
Harris Stratex Networks, Inc.*	9,760	67,442
Hughes Communications, Inc.*	1,560	40,607
Infinera Corp.*	14,710	130,478
InterDigital, Inc.*	7,700	204,358
Ixia*	5,250	39,060
KVH Industries, Inc.*	2,900	42,775
Loral Space & Communications, Inc.*	1,870	59,111
NETGEAR, Inc.*	6,470	140,334
Network Equipment Technologies, Inc.*	4,900	19,845
Oplink Communications, Inc.*	3,610	59,168
Opnext, Inc.*	4,750	9,025

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Palm, Inc.*	29,820	$299,393
Parkervision, Inc.*	5,160	9,443
PC-Tel, Inc.*	3,390	20,069
Plantronics, Inc.	8,640	224,467
Polycom, Inc.*	14,580	364,063
Powerwave Technologies, Inc.*	23,080	29,081
Riverbed Technology, Inc.*	9,990	229,470
SeaChange International, Inc.*	6,590	43,296
ShoreTel, Inc.*	7,600	43,928
Sonus Networks, Inc.*	36,850	77,753
Sycamore Networks, Inc.	3,412	71,345
Symmetricom, Inc.*	8,100	42,120
Tekelec*	12,400	189,472
UTStarcom, Inc.*	19,530	42,771
ViaSat, Inc.*	4,500	143,010

		5,107,797

Computers & Peripherals (0.5%)
3PAR, Inc.*	4,780	56,643
ActivIdentity Corp.*	7,600	17,860
Adaptec, Inc.*	23,770	79,629
Avid Technology, Inc.*	5,280	67,373
Compellent Technologies, Inc.*	3,280	74,390
Cray, Inc.*	5,850	37,557
Diebold, Inc.	11,450	325,752
Electronics for Imaging, Inc.*	9,080	118,131
Imation Corp.*	5,350	46,652
Immersion Corp.*	4,900	22,393
Intermec, Inc.*	11,110	142,875
Intevac, Inc.*	3,900	44,733
Isilon Systems, Inc.*	4,280	29,361
Netezza Corp.*	8,650	83,905
Novatel Wireless, Inc.*	4,720	37,618
Quantum Corp.*	36,100	105,773
Rimage Corp.*	1,590	27,571
Silicon Graphics International Corp.*	5,170	36,242
STEC, Inc.*	4,000	65,360
Stratasys, Inc.*	3,510	60,653
Super Micro Computer, Inc.*	4,050	45,036
Synaptics, Inc.*	5,860	179,609

		1,705,116

Electronic Equipment, Instruments & Components (2.3%)
Agilysys, Inc.	3,280	29,848
Anixter International, Inc.*	5,300	249,630
Benchmark Electronics, Inc.*	163,970	3,100,673
Brightpoint, Inc.*	8,970	65,929
Checkpoint Systems, Inc.*	7,000	106,750
China Security & Surveillance Technology, Inc.*	8,530	65,169
Cogent, Inc.*	6,840	71,068
Cognex Corp.	7,110	125,989
Coherent, Inc.*	3,700	110,001
Comverge, Inc.*	3,300	37,092
CPI International, Inc.*	1,350	17,874
CTS Corp.	5,960	57,335
Daktronics, Inc.	5,930	54,615
DDi Corp.*	3,100	15,159
DTS, Inc.*	3,080	105,367
Echelon Corp.*	5,820	67,279
Electro Rent Corp.	3,240	37,390

	Number of Shares	Value (Note 1)

Electro Scientific Industries, Inc.*	4,930	$53,343
FARO Technologies, Inc.*	2,920	62,605
ICx Technologies, Inc.*	2,080	19,802
Insight Enterprises, Inc.*	8,330	95,129
IPG Photonics Corp.*	3,980	66,625
L-1 Identity Solutions, Inc.*	13,230	99,093
Littelfuse, Inc.*	3,920	126,028
Maxwell Technologies, Inc.*	4,000	71,360
Measurement Specialties, Inc.*	2,520	25,326
Mercury Computer Systems, Inc.*	4,040	44,480
Methode Electronics, Inc.	6,790	58,937
MTS Systems Corp.	3,020	86,795
Multi-Fineline Electronix, Inc.*	1,720	48,796
Newport Corp.*	6,430	59,092
OSI Systems, Inc.*	2,750	75,020
PAR Technology Corp.*	1,800	10,404
Park Electrochemical Corp.	3,630	100,333
PC Connection, Inc.*	1,670	11,272
PC Mall, Inc.*	1,930	10,075
Plexus Corp.*	7,020	200,070
RadiSys Corp.*	4,150	39,632
RAE Systems, Inc.*	9,100	10,010
Rofin-Sinar Technologies, Inc.*	73,350	1,731,793
Rogers Corp.*	2,750	83,352
Scansource, Inc.*	4,600	122,820
SMART Modular Technologies (WWH), Inc.*	6,550	41,199
Spectrum Control, Inc.*	2,100	19,887
SYNNEX Corp.*	3,310	101,485
Technitrol, Inc.	7,270	31,843
TTM Technologies, Inc.*	7,720	89,012
Universal Display Corp.*	5,050	62,418
X-Rite, Inc.*	6,000	13,080
Zygo Corp.*	2,670	17,969

		8,006,253

Internet Software & Services (0.9%)
Ancestry.com, Inc.*	900	12,609
Archipelago Learning, Inc.*	1,000	20,700
Art Technology Group, Inc.*	22,660	102,197
comScore, Inc.*	3,740	65,637
Constant Contact, Inc.*	4,350	69,600
DealerTrack Holdings, Inc.*	6,880	129,275
Dice Holdings, Inc.*	2,740	17,947
Digital River, Inc.*	6,520	175,975
DivX, Inc.*	6,220	35,081
EarthLink, Inc.	19,800	164,538
GSI Commerce, Inc.*	5,290	134,313
Imergent, Inc.	1,700	10,319
InfoSpace, Inc.*	6,220	53,305
Innodata Isogen, Inc.*	3,500	19,390
Internap Network Services Corp.*	9,060	42,582
Internet Brands, Inc., Class A*	5,160	40,403
Internet Capital Group, Inc.*	6,520	43,358
Ipass, Inc.*	8,300	8,632
j2 Global Communications, Inc.*	8,280	168,498
Keynote Systems, Inc.	2,220	24,220
Knot, Inc.*	5,310	53,472
Limelight Networks, Inc.*	5,040	19,807
Liquidity Services, Inc.*	2,580	25,981
LivePerson, Inc.*	8,100	56,457

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

LogMeIn, Inc.*	1,200	$23,940
LoopNet, Inc.*	3,400	33,796
Marchex, Inc., Class B	3,520	17,882
MercadoLibre, Inc.*	4,570	237,046
ModusLink Global Solutions, Inc.*	8,220	77,350
Move, Inc.*	28,590	47,459
NIC, Inc.	8,770	80,158
OpenTable, Inc.*	500	12,730
Openwave Systems, Inc.*	17,100	38,988
Perficient, Inc.*	5,100	42,993
Rackspace Hosting, Inc.*	11,630	242,486
RealNetworks, Inc.*	15,020	55,724
Saba Software, Inc.*	5,000	20,700
SAVVIS, Inc.*	6,580	92,449
support.com, Inc.*	8,270	21,833
Switch & Data Facilities Co., Inc.*	3,910	79,021
TechTarget, Inc.*	2,110	11,879
Terremark Worldwide, Inc.*	9,730	66,553
Travelzoo, Inc.*	1,200	14,748
United Online, Inc.	14,690	105,621
ValueClick, Inc.*	15,140	153,217
Vocus, Inc.*	2,930	52,740
Web.com Group, Inc.*	4,880	31,866
Zix Corp.*	12,800	21,888

		3,077,363

IT Services (1.0%)
Acxiom Corp.*	12,320	165,334
CACI International, Inc., Class A*	5,200	254,020
Cass Information Systems, Inc.	1,470	44,688
China Information Security Technology, Inc.*	4,070	25,071
CIBER, Inc.*	12,250	42,262
Computer Task Group, Inc.*	2,400	19,224
CSG Systems International, Inc.*	6,670	127,330
Cybersource Corp.*	12,070	242,728
Dynamics Research Corp.*	1,400	14,854
Echo Global Logistics, Inc.*	400	5,076
eLoyalty Corp.*	1,400	9,618
Euronet Worldwide, Inc.*	8,710	191,185
ExlService Holdings, Inc.*	2,620	47,579
Forrester Research, Inc.*	2,790	72,401
Gartner, Inc.*	10,580	190,863
Global Cash Access Holdings, Inc.*	7,080	53,029
Hackett Group, Inc.*	7,290	20,266
Heartland Payment Systems, Inc.	6,900	90,597
iGATE Corp.	3,810	38,100
infoGROUP, Inc.*	5,770	46,275
Information Services Group, Inc.*	3,900	12,363
Integral Systems, Inc.*	3,910	33,861
Lionbridge Technologies, Inc.*	11,600	26,680
ManTech International Corp., Class A*	3,750	181,050
MAXIMUS, Inc.	3,050	152,500
MoneyGram International, Inc.*	16,000	46,080
NCI, Inc., Class A*	1,440	39,816
Ness Technologies, Inc.*	6,770	33,173
Online Resources Corp.*	4,580	24,091
RightNow Technologies, Inc.*	3,670	63,748

	Number of Shares	Value (Note 1)

Sapient Corp.*	15,460	$127,854
SRA International, Inc., Class A*	7,430	141,913
StarTek, Inc.*	2,400	17,952
Syntel, Inc.	2,260	85,948
TeleTech Holdings, Inc.*	5,600	112,168
Tier Technologies, Inc., Class B*	2,900	23,200
TNS, Inc.*	4,350	111,752
Unisys Corp.*	7,660	295,370
VeriFone Holdings, Inc.*	12,840	210,319
Virtusa Corp.*	2,640	23,918
Wright Express Corp.*	6,650	211,869

		3,676,125

Semiconductors & Semiconductor Equipment (2.3%)
Actel Corp.*	4,630	55,004
Advanced Analogic Technologies, Inc.*	7,530	29,668
Advanced Energy Industries, Inc.*	5,860	88,369
Amkor Technology, Inc.*	19,520	139,763
ANADIGICS, Inc.*	11,260	47,517
Applied Micro Circuits Corp.*	11,080	82,768
Atheros Communications, Inc.*	11,137	381,331
ATMI, Inc.*	5,650	105,203
Brooks Automation, Inc.*	11,540	99,013
Cabot Microelectronics Corp.*	4,230	139,421
Cavium Networks, Inc.*	6,770	161,329
CEVA, Inc.*	3,520	45,267
Cirrus Logic, Inc.*	12,660	86,341
Cohu, Inc.	126,340	1,762,443
Cymer, Inc.*	5,110	196,122
Diodes, Inc.*	5,880	120,246
DSP Group, Inc.*	4,110	23,139
Entegris, Inc.*	22,250	117,480
Entropic Communications, Inc.*	8,860	27,200
Exar Corp.*	6,480	46,073
FEI Co.*	6,720	156,979
FormFactor, Inc.*	8,710	189,530
GSI Technology, Inc.*	4,000	17,920
Hittite Microwave Corp.*	3,700	150,775
IXYS Corp.*	4,240	31,461
Kopin Corp.*	12,090	50,536
Kulicke & Soffa Industries, Inc.*	11,330	61,069
Lattice Semiconductor Corp.*	23,070	62,289
MEMSIC, Inc.*	3,400	11,152
Micrel, Inc.	8,140	66,748
Microsemi Corp.*	14,190	251,873
Microtune, Inc.*	9,270	20,950
MIPS Technologies, Inc.*	7,760	33,911
MKS Instruments, Inc.*	8,790	153,034
Monolithic Power Systems, Inc.*	5,880	140,944
Netlogic Microsystems, Inc.*	3,370	155,896
NVE Corp.*	1,020	42,136
OmniVision Technologies, Inc.*	26,280	381,848
Pericom Semiconductor Corp.*	4,770	54,998
Photronics, Inc.*	8,340	37,113
PLX Technology, Inc.*	5,960	19,251
Power Integrations, Inc.	4,080	148,349
RF Micro Devices, Inc.*	46,790	223,188
Rubicon Technology, Inc.*	2,250	45,697
Rudolph Technologies, Inc.*	5,420	36,422
Semtech Corp.*	11,390	193,744

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Sigma Designs, Inc.*	5,320	$56,924
Silicon Image, Inc.*	13,400	34,572
Silicon Storage Technology, Inc.*	14,240	36,454
Skyworks Solutions, Inc.*	29,180	414,064
Standard Microsystems Corp.*	3,960	82,289
Supertex, Inc.*	2,230	66,454
Techwell, Inc.*	2,680	35,376
Tessera Technologies, Inc.*	8,940	208,034
Trident Microsystems, Inc.*	11,210	20,851
TriQuint Semiconductor, Inc.*	25,090	150,540
Ultratech, Inc.*	4,660	69,248
Veeco Instruments, Inc.*	6,660	220,046
Virage Logic Corp.*	2,600	14,300
Volterra Semiconductor Corp.*	4,390	83,937
White Electronic Designs Corp.*	3,800	17,746
Zoran Corp.*	9,870	109,064

		8,111,409

Software (2.2%)
ACI Worldwide, Inc.*	6,290	107,874
Actuate Corp.*	7,850	33,598
Advent Software, Inc.*	2,730	111,193
American Software, Inc., Class A	3,930	23,580
ArcSight, Inc.*	3,100	79,298
Ariba, Inc.*	15,140	189,553
AsiaInfo Holdings, Inc.*	5,340	162,710
Blackbaud, Inc.	7,900	186,677
Blackboard, Inc.*	5,850	265,532
Bottomline Technologies, Inc.*	4,340	76,254
Callidus Software, Inc.*	5,180	15,644
China TransInfo Technology Corp.*	1,200	9,804
Chordiant Software, Inc.*	5,320	14,630
CommVault Systems, Inc.*	7,410	175,543
Concur Technologies, Inc.*	6,920	295,830
Deltek, Inc.*	2,590	20,150
DemandTec, Inc.*	3,590	31,484
Double-Take Software, Inc.*	3,730	37,263
Ebix, Inc.*	1,210	59,084
Epicor Software Corp.*	8,160	62,179
EPIQ Systems, Inc.*	6,360	88,976
ePlus, Inc.*	600	9,906
Fair Isaac Corp.	8,450	180,070
FalconStor Software, Inc.*	6,270	25,456
Fortinet, Inc.*	1,800	31,626
GSE Systems, Inc.*	3,200	17,536
i2 Technologies, Inc.*	2,740	52,389
Informatica Corp.*	15,840	409,622
Interactive Intelligence, Inc.*	2,230	41,121
Jack Henry & Associates, Inc.	14,770	341,482
JDA Software Group, Inc.*	4,870	124,039
Kenexa Corp.*	4,060	52,983
Lawson Software, Inc.*	24,000	159,600
Manhattan Associates, Inc.*	3,970	95,399
Mentor Graphics Corp.*	17,010	150,198
MicroStrategy, Inc., Class A*	1,680	157,954
Monotype Imaging Holdings, Inc.*	4,240	38,287
Net 1 UEPS Technologies, Inc.*	5,700	110,694
NetScout Systems, Inc.*	4,180	61,195
NetSuite, Inc.*	3,140	50,177
Opnet Technologies, Inc.	2,290	27,915

	Number of Shares	Value (Note 1)

Parametric Technology Corp.*	21,070	$344,284
Pegasystems, Inc.	2,500	85,000
Pervasive Software, Inc.*	3,200	15,424
Phoenix Technologies Ltd.*	7,840	21,560
Progress Software Corp.*	7,270	212,357
PROS Holdings, Inc.*	3,660	37,881
QAD, Inc.	2,190	13,381
Quest Software, Inc.*	10,460	192,464
Radiant Systems, Inc.*	4,920	51,168
Renaissance Learning, Inc.	870	9,883
Rosetta Stone, Inc.*	1,100	19,745
S1 Corp.*	9,490	61,875
Smith Micro Software, Inc.*	4,880	44,603
SolarWinds, Inc.*	2,000	46,020
Solera Holdings, Inc.	12,260	441,483
SonicWALL, Inc.*	9,650	73,436
Sourcefire, Inc.*	4,200	112,350
SRS Labs, Inc.*	1,900	13,927
SuccessFactors, Inc.*	7,940	131,645
Symyx Technologies, Inc.*	6,050	33,275
Synchronoss Technologies, Inc.*	3,590	56,758
Take-Two Interactive Software, Inc.*	13,390	134,570
Taleo Corp., Class A*	6,650	156,408
TeleCommunication Systems, Inc., Class A*	7,690	74,439
THQ, Inc.*	13,160	66,326
TIBCO Software, Inc.*	31,930	307,486
TiVo, Inc.*	18,840	191,791
Tyler Technologies, Inc.*	5,350	106,519
Ultimate Software Group, Inc.*	4,310	126,585
Unica Corp.*	2,420	18,755
VASCO Data Security International, Inc.*	4,730	29,657
Websense, Inc.*	8,040	140,378

		7,555,938

Total Information Technology		37,240,001

Materials (8.7%)
Chemicals (3.6%)
A. Schulman, Inc.	3,990	80,518
Airgas, Inc.	37,550	1,787,380
American Vanguard Corp.	3,260	27,058
Ampal American Israel, Class A*	3,550	9,585
Arch Chemicals, Inc.	4,540	140,195
Balchem Corp.	3,230	108,237
Cabot Corp.	84,500	2,216,435
Calgon Carbon Corp.*	10,150	141,085
China Green Agriculture, Inc.*	1,300	19,110
Ferro Corp.	14,520	119,645
H.B. Fuller Co.	8,510	193,603
Hawkins, Inc.	1,300	28,379
ICO, Inc.	4,820	35,234
Innophos Holdings, Inc.	3,320	76,327
Innospec, Inc.	4,230	42,681
Koppers Holdings, Inc.	3,460	105,322
Landec Corp.*	5,060	31,575
LSB Industries, Inc.*	3,040	42,864
Minerals Technologies, Inc.	3,520	191,735
NewMarket Corp.	1,850	212,325
NL Industries, Inc.	1,200	8,328

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Olin Corp.	14,320	$250,886
OM Group, Inc.*	5,610	176,098
Omnova Solutions, Inc.*	7,200	44,136
PolyOne Corp.*	16,490	123,180
Quaker Chemical Corp.	1,930	39,835
Rockwood Holdings, Inc.*	8,740	205,914
RPM International, Inc.	119,850	2,436,551
Sensient Technologies Corp.	8,440	221,972
ShengdaTech, Inc.*	5,070	31,079
Solutia, Inc.*	20,970	266,319
Spartech Corp.	5,430	55,712
Stepan Co.	1,230	79,716
STR Holdings, Inc.*	1,700	26,707
W.R. Grace & Co.*	12,730	322,706
Westlake Chemical Corp.	110,080	2,744,294
Zep, Inc.	3,820	66,162
Zoltek Cos., Inc.*	4,940	46,930

		12,755,818

Construction Materials (0.1%)
Headwaters, Inc.*	10,270	66,960
Texas Industries, Inc.	4,100	143,459
U.S. Concrete, Inc.*	5,930	5,396
United States Lime & Minerals, Inc.*	320	11,050

		226,865

Containers & Packaging (0.6%)
AEP Industries, Inc.*	1,150	44,022
AptarGroup, Inc.	30,750	1,099,005
Boise, Inc.*	5,210	27,665
Bway Holding Co.*	1,320	25,371
Graphic Packaging Holding Co.*	18,990	65,895
Myers Industries, Inc.	5,590	50,869
Rock-Tenn Co., Class A	6,950	350,350
Silgan Holdings, Inc.	4,640	268,563

		1,931,740

Metals & Mining (3.7%)
A.M. Castle & Co.	2,850	39,016
Allied Nevada Gold Corp.*	9,430	142,204
AMCOL International Corp.	4,070	115,669
Brush Engineered Materials, Inc.*	3,640	67,486
Century Aluminum Co.*	10,000	161,900
China Precision Steel, Inc.*	6,410	13,141
Coeur d’Alene Mines Corp.*	13,063	235,918
General Moly, Inc.*	11,150	23,192
General Steel Holdings, Inc.*	2,410	10,628
Gerdau Ameristeel Corp.	186,450	1,538,212
Haynes International, Inc.	2,120	69,896
Hecla Mining Co.*	42,850	264,813
Horsehead Holding Corp.*	7,370	93,968
Kaiser Aluminum Corp.	2,780	115,704
Olympic Steel, Inc.	1,800	58,644
Paramount Gold and Silver Corp.*	17,700	25,665
Reliance Steel & Aluminum Co.	107,700	4,654,794
RTI International Metals, Inc.*	5,540	139,442
Steel Dynamics, Inc.	254,050	4,501,766
Stillwater Mining Co.*	7,240	68,635
Sutor Technology Group Ltd.*	1,370	3,644
United States Steel Corp.	6,900	380,328

	Number of Shares	Value (Note 1)

Universal Stainless & Alloy Products, Inc.*	1,180	$22,255
US Gold Corp.*	16,300	40,424
Worthington Industries, Inc.	11,360	148,475

		12,935,819

Paper & Forest Products (0.7%)
Buckeye Technologies, Inc.*	6,910	67,442
Clearwater Paper Corp.*	1,976	108,621
Deltic Timber Corp.	1,940	89,589
Domtar Corp.*	7,500	415,575
Glatfelter	101,510	1,233,346
KapStone Paper and Packaging Corp.*	5,260	51,811
Louisiana-Pacific Corp.*	21,860	152,583
Neenah Paper, Inc.	2,640	36,828
Schweitzer-Mauduit International, Inc.	3,030	213,160
Wausau Paper Corp.	7,740	89,784

		2,458,739

Total Materials		30,308,981

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.4%)
AboveNet, Inc.*	2,200	143,088
Alaska Communications Systems Group, Inc.	7,940	63,361
Atlantic Tele-Network, Inc.	1,560	85,816
Cbeyond, Inc.*	4,170	65,677
Cincinnati Bell, Inc.*	38,160	131,652
Cogent Communications Group, Inc.*	7,900	77,894
Consolidated Communications Holdings, Inc.	4,170	72,975
General Communication, Inc., Class A*	7,910	50,466
Global Crossing Ltd.*	5,160	73,530
HickoryTech Corp.	2,100	18,543
inContact, Inc.*	5,700	16,701
Iowa Telecommunications Services, Inc.	6,350	106,426
Neutral Tandem, Inc.*	6,170	140,367
PAETEC Holding Corp.*	21,980	91,217
Premiere Global Services, Inc.*	10,840	89,430
SureWest Communications*	2,400	23,904

		1,251,047

Wireless Telecommunication Services (0.1%)
NTELOS Holdings Corp.	5,430	96,763
Shenandoah Telecommunications Co.	4,190	85,266
Syniverse Holdings, Inc.*	11,910	208,187
USA Mobility, Inc.	4,890	53,839

		444,055

Total Telecommunication Services		1,695,102

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Utilities (3.2%)
Electric Utilities (1.3%)
Allete, Inc.	4,970	$162,420
Central Vermont Public Service Corp.	2,010	41,808
Cleco Corp.	10,530	287,785
El Paso Electric Co.*	7,790	157,981
Empire District Electric Co.	6,060	113,504
IDACORP, Inc.	8,230	262,948
MGE Energy, Inc.	4,230	151,180
NV Energy, Inc.	187,000	2,315,060
PNM Resources, Inc.	15,990	202,273
Portland General Electric Co.	13,760	280,842
UIL Holdings Corp.	5,080	142,646
UniSource Energy Corp.	6,610	212,776
Unitil Corp.	2,200	50,556

		4,381,779

Gas Utilities (1.6%)
Atmos Energy Corp.	22,150	651,210
Chesapeake Utilities Corp.	1,885	60,414
Energen Corp.	58,500	2,737,800
Laclede Group, Inc.	3,750	126,638
New Jersey Resources Corp.	7,320	273,768
Nicor, Inc.	8,190	344,799
Northwest Natural Gas Co.	4,550	204,932
Piedmont Natural Gas Co., Inc.	13,370	357,648
South Jersey Industries, Inc.	5,530	211,135
Southwest Gas Corp.	7,800	222,534
WGL Holdings, Inc.	8,900	298,506

		5,489,384

Independent Power Producers & Energy Traders (0.0%)
U.S. Geothermal, Inc.*	11,130	17,029

Multi-Utilities (0.2%)
Avista Corp.	9,500	205,105
Black Hills Corp.	7,170	190,937
CH Energy Group, Inc.	2,920	124,159
NorthWestern Corp.	6,710	174,594

		694,795

Water Utilities (0.1%)
American States Water Co.	3,249	115,047
Artesian Resources Corp., Class A	1,000	18,310
Cadiz, Inc.*	2,040	24,419
California Water Service Group	3,450	127,029
Connecticut Water Service, Inc.	1,470	36,412
Consolidated Water Co., Ltd.	2,550	36,439
Middlesex Water Co.	2,400	42,312

	Number of Shares	Value (Note 1)

Pennichuck Corp.	700	$14,791
SJW Corp.	2,280	51,459
Southwest Water Co.	4,340	25,563
York Water Co.	1,900	27,569

		519,350

Total Utilities		11,102,337

Total Common Stocks (96.7%) (Cost $303,559,969)		338,193,889

INVESTMENT COMPANY:
Investment Company (0.0%)
Kayne Anderson Energy Development Co. (Cost $27,465)	2,280	33,174

	Number of Rights	Value (Note 1)
RIGHTS:
Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
Flagstar Bancorp, Inc., expiring 1/25/10*	17,880	—

Total Financials		—

Industrials (0.0%)
Building Products (0.0%)
Builders FirstSource, Inc., expiring 1/14/10*	4,495	1,100

Total Industrials		1,100

Total Rights (0.0%) (Cost $—)		1,100

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Time Deposit (3.2%)
JPMorgan Chase Nassau 0.000%, 1/4/10
(Amortized Cost $11,143,441)	$11,143,441	11,143,441

Total Investments (99.9%) (Cost/Amortized Cost $314,730,875)		349,371,604
Other Assets Less Liabilities (0.1%)		291,480

Net Assets (100%)		$349,663,084

*	Non-income producing.

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	69	March-10	$4,171,006	$4,304,910	$133,904

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices In Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$59,025,204	$—	$—	$59,025,204
Consumer Staples	7,692,899	—	—	7,692,899
Energy	27,777,092	—	—	27,777,092
Financials	56,320,854	—	—	56,320,854
Health Care	32,336,226	—	—	32,336,226
Industrials	74,695,193	—	—	74,695,193
Information Technology	37,240,001	—	—	37,240,001
Materials	30,308,981	—	—	30,308,981
Telecommunication Services	1,695,102	—	—	1,695,102
Utilities	11,102,337	—	—	11,102,337
Futures	133,904	—	—	133,904
Investment Companies
Investment Companies	33,174	—	—	33,174
Rights
Financials	—	—	—	—
Industrials	1,100	—	—	1,100
Short-Term Investments	—	11,143,441	—	11,143,441

Total Assets	$338,362,067	$11,143,441	$—	$349,505,508

Total Liabilities	$—	$—	$—	$—

Total	$338,362,067	$11,143,441	$—	$349,505,508

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	133,904	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$133,904

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,016,460	—	—	1,016,460
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,016,460	$—	$—	$1,016,460

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	133,904	—	—	133,904
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$133,904	$—	$—	$133,904

The Portfolio held futures contracts with an average notional balance of approximately $4,853,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$169,586,401
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$226,232,046

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$61,253,357
Aggregate gross unrealized depreciation	(27,376,566)

Net unrealized appreciation	$33,876,791

Federal income tax cost of investments	$315,494,813

The Portfolio has a net capital loss carryforward of $210,435,931 of which $22,248,489 expires in the year 2016, and $188,187,442 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $314,730,875)	$349,371,604
Cash	9,250
Cash held as collateral at broker	297,000
Dividends, interest and other receivables	353,136
Receivable from Separate Accounts for Trust shares sold	164,057
Receivable for securities sold	1,250
Other assets	216

Total assets	350,196,513

LIABILITIES
Investment management fees payable	203,568
Payable to Separate Accounts for Trust shares redeemed	109,081
Administrative fees payable	52,647
Variation margin payable on futures contracts	46,872
Distribution fees payable - Class IB	23,825
Trustees’ fees payable	363
Accrued expenses	97,073

Total liabilities	533,429

NET ASSETS	$349,663,084

Net assets were comprised of:
Paid in capital	$526,134,229
Accumulated undistributed net investment income (loss)	53,006
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(211,298,784)
Net unrealized appreciation (depreciation) on investments, futures	34,774,633

Net assets	$349,663,084

Class IA
Net asset value, offering and redemption price per share, $234,696,780 / 28,504,535 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.23

Class IB
Net asset value, offering and redemption price per share, $114,966,304 / 13,946,687 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.24

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $1,916 foreign withholding tax)	$ 5,983,169
Interest	48

Total income	5,983,217

EXPENSES
Investment management fees	2,341,153
Administrative fees	494,566
Distribution fees - Class IB	232,570
Printing and mailing expenses	78,550
Professional fees	28,590
Custodian fees	10,000
Trustees’ fees	8,339
Miscellaneous	12,768

Gross expenses	3,206,536
Less: Waiver from investment advisor	(38,115)
Fees paid indirectly	(668,555)

Net expenses	2,499,866

NET INVESTMENT INCOME (LOSS)	3,483,351

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(188,109,215)
Foreign currency transactions	30
Futures	1,016,460

Net realized gain (loss)	(187,092,725)

Change in unrealized appreciation (depreciation) on:
Securities	229,205,539
Futures	133,904

Net change in unrealized appreciation (depreciation)	229,339,443

NET REALIZED AND UNREALIZED GAIN (LOSS)	42,246,718

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 45,730,069

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,483,351	$4,507,102
Net realized gain (loss) on investments, futures and foreign currency transactions	(187,092,725)	(23,954,630)
Net change in unrealized appreciation (depreciation) on investments and futures	229,339,443	(146,509,302)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	45,730,069	(165,956,830)

DIVIDENDS:
Dividends from net investment income
Class IA	(2,551,442)	(3,599,193)
Class IB	(955,721)	(826,648)

TOTAL DIVIDENDS	(3,507,163)	(4,425,841)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,276,379 and 21,534,440 shares, respectively ]	25,921,207	196,062,124
Capital shares issued in reinvestment of dividends [ 318,433 and 566,193 shares, respectively ]	2,551,442	3,599,193
Capital shares repurchased [ (20,309,193) and (2,975,234) shares, respectively ]	(99,456,561)	(24,352,571)

Total Class IA transactions	(70,983,912)	175,308,746

Class IB
Capital shares sold [ 7,142,859 and 11,569,376 shares, respectively ]	47,993,362	100,215,568
Capital shares issued in reinvestment of dividends [ 119,251 and 129,981 shares, respectively ]	955,721	826,648
Capital shares repurchased [ (6,311,315) and (5,562,011) shares, respectively ]	(41,449,018)	(49,381,520)

Total Class IB transactions	7,500,065	51,660,696

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(63,483,847)	226,969,442

TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,260,941)	56,586,771
NET ASSETS:
Beginning of year	370,924,025	314,337,254

End of year (a)	$349,663,084	$370,924,025

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$53,006	$81,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	September 15, 2006* to December 31, 2006
Net asset value, beginning of period	$6.48	$9.84	$10.85	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.11 (e)	0.12 (e)	0.03	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.76	(3.39)	(1.03)	0.84

Total from investment operations	1.84	(3.28)	(0.91)	0.87

Less distributions:
Dividends from net investment income	(0.09)	(0.08)	(0.07)	(0.02)
Distributions from net realized gains	—	—	(0.03)	—

Total dividends and distributions	(0.09)	(0.08)	(0.10)	(0.02)

Net asset value, end of period	$8.23	$6.48	$9.84	$10.85

Total return (b)	28.44%	(33.28)%	(8.39)%	8.74%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$234,697	$286,642	$246,846	$2,287
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.96%	1.05%	1.05%	1.05%
After waivers, reimbursements and fees paid indirectly (a)	0.75%	1.05%	1.05%	1.05%
Before waivers, reimbursements and fees paid indirectly (a)	0.97%	1.08%	1.08%	2.90	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.00%	1.26%	1.12%	1.07%
After waivers, reimbursements and fees paid indirectly (a)	1.21%	1.26%	1.12%	1.07%
Before waivers, reimbursements and fees paid indirectly (a)	0.98%	1.23%	1.09%	(1.45)%
Portfolio turnover rate	57%	30%	3%	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	$— #	$— #	$0.08

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA FRANKLIN SMALL CAP VALUE CORE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2009		2008	2007		September 15, 2006* to December 31, 2006
Net asset value, beginning of period	$6.49		$9.84	$10.85		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07	(e)	0.09 (e)	0.09	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.75		(3.37)	(1.03)		0.85

Total from investment operations	1.82		(3.28)	(0.94)		0.87

Less distributions:
Dividends from net investment income	(0.07)		(0.07)	(0.04)		(0.02)
Distributions from net realized gains	—		—	(0.03)		—

Total dividends and distributions	(0.07)		(0.07)	(0.07)		(0.02)

Net asset value, end of period	$8.24		$6.49	$9.84		$10.85

Total return (b)	28.07%		(33.35)%	(8.63)%		8.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$114,966		$84,282	$67,492		$19,238
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.21	%(c)	1.30%	1.30%		1.30%
After waivers, reimbursements and fees paid indirectly (a)	0.97%		1.30%	1.30%		1.30%
Before waivers, reimbursements and fees paid indirectly (a)	1.22	%(c)	1.33%	1.33	%(c)	3.15	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.73%		1.02%	0.78%		0.66%
After waivers, reimbursements and fees paid indirectly (a)	0.96%		1.02%	0.78%		0.66%
Before waivers, reimbursements and fees paid indirectly (a)	0.72%		0.99%	0.73%		(1.07)%
Portfolio turnover rate	57%		30%	3%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	#	$— #	$0.01		$0.05

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	BlackRock Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	30.51%	1.05%	4.22%	6.97%
Portfolio – IB Shares	30.33	0.82	4.03	6.82
Russell 1000® Value Index	19.69	(0.25)	2.47	5.67

*   Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/1/97

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 30.51% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 19.69% over the same period.

Asset Class Overview

Over the 12 months, large cap value stocks, as measured by the Russell 1000® Value Index, posted a gain of 19.69%. All of the sectors in the index delivered double-digit returns except telecommunications services and energy. The materials and information technology sectors were the strongest performing sectors in the index, followed by consumer discretionary.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	The Energy; Health Care and Information Technology sectors contributed the Portfolio’s relative performance on a positive basis.

•	Stock selection was positive for the Portfolio in the Energy and Health Care sectors.

•	An overweight position in the Information Technology sector was helpful for the Portfolio.

•

Leading individual contributors to performance included Micron Technology Inc. and LSI Corp. (both in the Information Technology sector); Halliburton Co. and ExxonMobil Corp. (both in the Energy sector); and Schering Plough Corp. (Health Care sector).

What hurt performance during the year:

•	The Materials and Financial sector contributed to the Portfolio’s relative performance on a negative basis.

•	Stock selection in the Financial sector was negative for the Portfolio.

•	The Portfolio’s top three leading individual detractors from relative performance were in the Financial sector. These included Bank of America Corp., Goldman Sachs Group Inc., and Morgan Stanley.

•	Not owning Ford Motor Co. (Consumer Discretionary sector) and Freeport-McMoran Copper (Materials sector), while the benchmark did, dampened the Portfolio’s relative returns.

Portfolio Positioning and Outlook

At year-end, the Portfolio was overweight in Information Technology, Consumer Staples and Health Care, and underweight Financial, Energy, Utilities and Industrials. The Portfolio was neutral in Materials, Telecommunications Services and Consumer Discretionary.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	17.4%
Information Technology	16.7
Energy	13.7
Consumer Staples	12.2
Health Care	11.5
Consumer Discretionary	8.6
Industrials	6.8
Telecommunication Services	5.6
Materials	3.8
Utilities	2.4
Cash and Other	1.3

100.0%

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,242.20	$4.07
Hypothetical (5% average return before expenses)	1,000.00	1,021.58	3.67
Class IB
Actual	1,000.00	1,241.80	5.48
Hypothetical (5% average return before expenses)	1,000.00	1,020.32	4.94

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.72% and 0.97% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.6%)
Media (7.7%)
CBS Corp., Class B^	706,400	$9,924,920
Comcast Corp., Class A	1,040,700	16,661,607
Time Warner Cable, Inc.	204,463	8,462,723
Time Warner, Inc.	1,067,270	31,100,248
Viacom, Inc., Class B*	1,414,200	42,044,166
Walt Disney Co.	924,900	29,828,025

		138,021,689

Specialty Retail (0.9%)
Gap, Inc.^	85,900	1,799,605
Limited Brands, Inc.^	746,400	14,360,736

		16,160,341

Total Consumer Discretionary		154,182,030

Consumer Staples (12.2%)
Food & Staples Retailing (0.8%)
Kroger Co.^	680,400	13,968,612

Food Products (8.4%)
General Mills, Inc.	722,600	51,167,306
Kraft Foods, Inc., Class A	1,723,929	46,856,391
Unilever N.V. (N.Y. Shares)	1,641,600	53,072,928

		151,096,625

Household Products (3.0%)
Clorox Co.	143,800	8,771,800
Kimberly-Clark Corp.	695,120	44,286,095

		53,057,895

Total Consumer Staples		218,123,132

Energy (13.7%)
Energy Equipment & Services (5.0%)
Halliburton Co.	1,991,100	59,912,199
Noble Corp.	637,200	25,934,040
Weatherford International Ltd.*	183,600	3,288,276

		89,134,515

Oil, Gas & Consumable Fuels (8.7%)
Anadarko Petroleum Corp.	452,800	28,263,776
Chevron Corp.	486,100	37,424,839
Exxon Mobil Corp.	879,990	60,006,518
Peabody Energy Corp.	673,900	30,467,019

		156,162,152

Total Energy		245,296,667

Financials (16.6%)
Capital Markets (2.7%)
Bank of New York Mellon Corp.	779,178	21,793,609
Morgan Stanley	873,300	25,849,680

		47,643,289

Commercial Banks (0.9%)
U.S. Bancorp	408,700	9,199,837
Wells Fargo & Co.	278,600	7,519,414

		16,719,251

	Number of Shares	Value (Note 1)

Diversified Financial Services (6.2%)
Bank of America Corp.^	2,273,200	$34,234,392
Citigroup, Inc.	4,902,500	16,227,275
JPMorgan Chase & Co.	1,467,890	61,166,976

		111,628,643

Insurance (6.8%)
ACE Ltd.*	371,700	18,733,680
MetLife, Inc.	660,717	23,356,346
Prudential Financial, Inc.^	245,665	12,224,290
Travelers Cos., Inc.	1,373,238	68,469,647

		122,783,963

Total Financials		298,775,146

Health Care (11.5%)
Health Care Equipment & Supplies (1.9%)
Baxter International, Inc.	141,750	8,317,890
Covidien plc^	521,750	24,986,607

		33,304,497

Health Care Providers & Services (1.2%)
UnitedHealth Group, Inc.	714,000	21,762,720

Pharmaceuticals (8.4%)
Bristol-Myers Squibb Co.	2,615,200	66,033,800
Eli Lilly and Co.	486,500	17,372,915
Merck & Co., Inc.	846,411	30,927,858
Pfizer, Inc.	2,032,941	36,979,197

		151,313,770

Total Health Care		206,380,987

Industrials (6.8%)
Aerospace & Defense (4.0%)
Honeywell International, Inc.	587,300	23,022,160
Northrop Grumman Corp.^	340,100	18,994,585
Raytheon Co.	587,077	30,246,207

		72,262,952

Construction & Engineering (0.7%)
Fluor Corp.	294,700	13,273,288

Industrial Conglomerates (1.5%)
General Electric Co.	115,300	1,744,489
Tyco International Ltd.*	682,550	24,353,384

		26,097,873

Machinery (0.6%)
Deere & Co.^	190,300	10,293,327

Total Industrials		121,927,440

Information Technology (16.7%)
Computers & Peripherals (4.8%)
Hewlett-Packard Co.	994,213	51,211,911
International Business Machines Corp.	271,060	35,481,754

		86,693,665

Internet Software & Services (0.1%)
AOL, Inc.*	97,042	2,259,138

Office Electronics (2.4%)
Xerox Corp.^	5,129,887	43,398,844

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Semiconductors & Semiconductor Equipment (9.2%)
Analog Devices, Inc.	656,800	$20,741,744
Intel Corp.	1,131,400	23,080,560
LSI Corp.*^	10,482,565	63,000,216
Maxim Integrated Products, Inc.	1,085,400	22,033,620
Micron Technology, Inc.*^	3,388,700	35,784,672

		164,640,812

Software (0.2%)
Electronic Arts, Inc.*	203,300	3,608,575

Total Information Technology		300,601,034

Materials (3.8%)
Chemicals (1.6%)
E.I. du Pont de Nemours & Co.	888,650	29,920,846

Metals & Mining (2.2%)
Alcoa, Inc.	1,067,800	17,212,936
Nucor Corp.	174,000	8,117,100
United States Steel Corp.^	250,300	13,796,536

		39,126,572

Total Materials		69,047,418

Telecommunication Services (5.6%)
Diversified Telecommunication Services (5.6%)
AT&T, Inc.	917,358	25,713,545
Qwest Communications International, Inc.^	11,115,800	46,797,518
Verizon Communications, Inc.	835,900	27,693,367

Total Telecommunication Services		100,204,430

Utilities (2.4%)
Electric Utilities (1.3%)
Southern Co.	671,600	22,377,712

Multi-Utilities (1.1%)
Dominion Resources, Inc.^	515,620	20,067,930

Total Utilities		42,445,642

Total Common Stocks (97.9%) (Cost $1,503,162,098)		1,756,983,926

CONVERTIBLE PREFERRED STOCK:
Financials (0.8%)
Diversified Financial Services (0.8%)
Bank of America Corp. 10.000% (l)*	930,189	13,878,420

Total Convertible Preferred Stocks (0.8%) (Cost $13,952,835)		13,878,420

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (0.3%)
Goldman Sachs & Co., Repurchase Agreement
0.01%, 1/4/10 (v)	$3,277,021	$3,277,021
Monumental Global Funding II
0.40%, 3/26/10 (l)	4,000,000	3,974,487

Total Short-Term Investments of Cash Collateral for Securities Loaned		7,251,508

Time Deposit (1.5%)
JPMorgan Chase Nassau
0.000%, 1/4/10	26,188,044	26,188,044

Total Short-Term Investments (1.8%) (Cost/Amortized Cost $33,465,064)		33,439,552

Total Investments (100.5%) (Cost/Amortized Cost $1,550,579,997)		1,804,301,898
Other Assets Less Liabilities (-0.5%)		(9,270,347)

Net Assets (100%)		$1,795,031,551

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Government National Mortgage Association, 2.750% - 15.000%, maturing 2/15/10 to 12/20/39, which had a total value of $3,342,561.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$154,182,030	$—	$—	$154,182,030
Consumer Staples	218,123,132	—	—	218,123,132
Energy	245,296,667	—	—	245,296,667
Financials	298,775,146	—	—	298,775,146
Health Care	206,380,987	—	—	206,380,987
Industrials	121,927,440	—	—	121,927,440
Information Technology	300,601,034	—	—	300,601,034
Materials	69,047,418	—	—	69,047,418
Telecommunication Services	100,204,430	—	—	100,204,430
Utilities	42,445,642	—	—	42,445,642
Convertible Preferred Stocks
Financials	13,878,420	—	—	13,878,420
Short-Term Investments	—	33,439,552	—	33,439,552

Total Assets	$1,770,862,346	$33,439,552	$—	$1,804,301,898

Total Liabilities	$—	$—	$—	$—

Total	$1,770,862,346	$33,439,552	$—	$1,804,301,898

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$834,211,788
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$2,122,821,620

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$140,659,235
Aggregate gross unrealized depreciation	(74,925,753)

Net unrealized appreciation	$65,733,482

Federal income tax cost of investments	$1,738,568,416

At December 31, 2009, the Portfolio had loaned securities with a total value of $6,856,341. This was secured by collateral of $7,277,020, which was received as cash and subsequently invested in short-term investments currently valued at $7,251,508, as reported in the Portfolio of Investments.

The Portfolio has a net capital loss carryforward of $1,282,193,580 of which $265,431,085 expires in the year 2016, and $1,016,762,495 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $1,550,579,997) (Securities on loan at market value $6,856,341)	$1,804,301,898
Cash	3,834
Dividends, interest and other receivables	3,257,403
Receivable from Separate Accounts for Trust shares sold	1,252,559
Other assets	17,496

Total assets	1,808,833,190

LIABILITIES
Payable for return of cash collateral on securities loaned	7,277,020
Payable for securities purchased	3,689,881
Payable to Separate Accounts for Trust shares redeemed	1,342,483
Investment management fees payable	869,318
Distribution fees payable - Class IB	280,203
Administrative fees payable	156,795
Trustees’ fees payable	3,010
Accrued expenses	182,929

Total liabilities	13,801,639

NET ASSETS	$1,795,031,551

Net assets were comprised of:
Paid in capital	$3,011,488,574
Accumulated undistributed net investment income (loss)	3,073
Accumulated undistributed net realized gain (loss) on investments	(1,470,181,997)
Unrealized appreciation (depreciation) on investments	253,721,901

Net assets	$1,795,031,551

Class IA
Net asset value, offering and redemption price per share, $455,101,511 / 36,988,893 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.30

Class IB
Net asset value, offering and redemption price per share, $1,339,930,040 / 108,627,570 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.34

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends	$54,357,445
Securities lending (net)	103,091

Total income	54,460,536

EXPENSES
Investment management fees	10,868,919
Distribution fees - Class IB	2,704,199
Administrative fees	1,963,930
Printing and mailing expenses	482,160
Custodian fees	152,500
Professional fees	61,112
Trustees’ fees	58,093
Miscellaneous	71,028

Gross expenses	16,361,941
Less: Fees paid indirectly	(290,685)

Net expenses	16,071,256

NET INVESTMENT INCOME (LOSS)	38,389,280

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	(1,064,221,917)
Net change in unrealized appreciation (depreciation) on securities	1,313,513,979

NET REALIZED AND UNREALIZED GAIN (LOSS)	249,292,062

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$287,681,342

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$38,389,280	$72,887,013
Net realized gain (loss) on investments	(1,064,221,917)	(385,622,246)
Net change in unrealized appreciation (depreciation) on investments	1,313,513,979	(1,293,683,279)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	287,681,342	(1,606,418,512)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(11,317,692)	(48,865,200)
Class IB	(29,578,763)	(21,973,995)

	(40,896,455)	(70,839,195)

Distributions from net realized capital gains
Class IA	—	(11,532,356)
Class IB	—	(6,143,579)

	—	(17,675,935)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(40,896,455)	(88,515,130)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 12,000,799 and 43,737,151 shares, respectively ]	115,210,575	590,728,352
Capital shares issued in reinvestment of dividends and distributions [ 946,591 and 5,911,180 shares, respectively ]	11,317,692	60,397,556
Capital shares repurchased [ (177,545,856) and (8,694,119) shares, respectively ]	(1,591,140,903)	(118,645,847)

Total Class IA transactions	(1,464,612,636)	532,480,061

Class IB
Capital shares sold [ 19,255,914 and 13,650,737 shares, respectively ]	201,560,677	177,762,773
Capital shares issued in reinvestment of dividends and distributions [ 2,467,239 and 2,721,383 shares, respectively ]	29,578,763	28,117,574
Capital shares repurchased [ (13,109,369) and (17,294,675) shares, respectively ]	(135,940,270)	(226,571,436)

Total Class IB transactions	95,199,170	(20,691,089)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,369,413,466)	511,788,972

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,122,628,579)	(1,183,144,670)
NET ASSETS:
Beginning of year	2,917,660,130	4,100,804,800

End of year (a)	$1,795,031,551	$2,917,660,130

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$3,073	$2,501,266

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO(r)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.67	$15.66	$17.03	$15.06	$15.48

Income (loss) from investment operations:
Net investment income (loss)	0.22 (e)	0.27 (e)	0.25 (e)	0.26 (e)	0.21 (e)
Net realized and unrealized gain (loss) on investments	2.72	(5.95)	(0.03)	2.92	0.28

Total from investment operations	2.94	(5.68)	0.22	3.18	0.49

Less distributions:
Dividends from net investment income	(0.31)	(0.25)	(0.24)	(0.25)	(0.18)
Distributions from net realized gains	—	(0.06)	(1.35)	(0.96)	(0.73)

Total dividends and distributions	(0.31)	(0.31)	(1.59)	(1.21)	(0.91)

Net asset value, end of year	$12.30	$9.67	$15.66	$17.03	$15.06

Total return	30.51%	(36.36)%	1.43%	21.18%	3.19%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$455,102	$1,948,563	$2,516,049	$1,915,669	$1,361,870
Ratio of expenses to average net assets:
After waivers	0.72%	0.68%	0.68%	0.66%	0.62%
After waivers and fees paid indirectly	0.71%	0.68%	0.67%	0.65%	0.60%
Before waivers and fees paid indirectly	0.72%	0.68%	0.68%	0.66%	0.62%
Ratio of net investment income to average net assets:
After waivers	2.25%	2.07%	1.43%	1.61%	1.35%
After waivers and fees paid indirectly	2.26%	2.08%	1.44%	1.61%	1.37%
Before waivers and fees paid indirectly	2.25%	2.07%	1.43%	1.61%	1.35%
Portfolio turnover rate	44%	48%	50%	38%	52%

	Year Ended December 31,
Class IB	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.69	$15.70	$17.07	$15.09	$15.50

Income (loss) from investment operations:
Net investment income (loss)	0.19 (e)	0.24 (e)	0.21 (e)	0.22 (e)	0.17 (e)
Net realized and unrealized gain (loss) on investments	2.74	(5.97)	(0.03)	2.93	0.29

Total from investment operations	2.93	(5.73)	0.18	3.15	0.46

Less distributions:
Dividends from net investment income	(0.28)	(0.22)	(0.20)	(0.21)	(0.14)
Distributions from net realized gains	—	(0.06)	(1.35)	(0.96)	(0.73)

Total dividends and distributions	(0.28)	(0.28)	(1.55)	(1.17)	(0.87)

Net asset value, end of year	$12.34	$9.69	$15.70	$17.07	$15.09

Total return	30.33%	(36.55)%	1.17%	20.90%	2.99%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,339,930	$969,097	$1,584,756	$1,636,862	$1,445,518
Ratio of expenses to average net assets:
After waivers	0.97%	0.93%	0.93%	0.91%	0.87%
After waivers and fees paid indirectly	0.96%	0.93%	0.92%	0.90%	0.85%
Before waivers and fees paid indirectly	0.97%	0.93%	0.93%	0.91%	0.87%
Ratio of net investment income to average net assets:
After waivers	1.84%	1.81%	1.18%	1.35%	1.10%
After waivers and fees paid indirectly	1.85%	1.81%	1.19%	1.36%	1.12%
Before waivers and fees paid indirectly	1.84%	1.81%	1.18%	1.35%	1.10%
Portfolio turnover rate	44%	48%	50%	38%	52%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO(r)

FINANCIAL HIGHLIGHTS (Continued)

(e)	Net investment income per share is based on average shares outstanding.
(r)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Enterprise Deep Value Portfolio that followed the same objectives as this Portfolio.

See Notes to Financial Statements.

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	BlackRock International Limited

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	30.86%	2.90%	0.37%	6.34%
Portfolio – IB Shares	30.64	2.65	0.18	6.18
MSCI EAFE Index	31.78	3.54	1.17	4.57

*   Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/1/97

    Returnsfor periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 30.86% for the year ended December 31, 2009. The Portfolio’s benchmark, the MSCI EAFE Index, returned 31.78% over the same period.

Asset Class Overview

Over the 12 months, international stocks posted strong gains as global economic growth prospects brightened and the corporate profit outlook improved. Developed international equity markets, as represented by the MSCI EAFE Index, rose 31.78%. The U.S. dollar generally weakened during the year, which had a positive impact for U.S. based international equity investors. Nine of the ten sectors in the MSCI EAFE Index posted double-digit gains, led by Materials, which soared nearly 70%. Utilities was the weakest-performing sector of the Index, experiencing a relatively modest gain of 5%.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•

The Portfolio benefited from successful stock selection in more cyclical and economically-sensitive areas of the market. Materials sector holdings rewarded with Norilsk Nickel and CVDR outperforming on the back of strong commodities prices.

•	Stock selection in the Consumer Discretionary sector had a positive effect with manufacturer Electrolux and shopping center developer Cyrela Brazil Realty amongst the top holdings during the year.

•	Returns were also aided by accurate stock selection in the Financial sector, including banks Societe Generale and DBS Group Holdings and investment bank Credit Suisse.

•	At the sector level, being underweight in the Utilities was valuable as it lagged the cyclical rally that drove returns for most of the year.

•

From a regional perspective, the Portfolio’s allocation to emerging markets provided a boost to performance as those countries outperformed developed regions; stock selection in Europe was also favorable.

What hurt performance during the year:

•	Returns were hampered by being underweight in the Financial and Materials sectors, which were the two best-performing sectors over the period.

•	Stock selection in the Consumer Staples (Japan Tobacco), Information Technology (High Tech Computer, Nintendo) and Energy sectors detracted as well.

•

Geographically, stock selection in Japan (KDDI, Tokio Marine, West Japan Railway, Orix Corporation) was detrimental. The Japanese market lagged other regions over the year as political uncertainty and sustained economic weakness negated the tailwind that value investing enjoyed elsewhere.

Portfolio Positioning and Outlook

At year-end, the Portfolio was overweight relative to its benchmark in the Industrials, Energy and Information Technology sectors. The Portfolio was underweight in the Materials and Financial sectors, as well the Utilities and Consumer Staples sectors. At the regional level, the Portfolio was underweight in Europe, primarily through the United Kingdom, and overweight in Asia and selected emerging markets.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	22.8%
Industrials	16.0
Consumer Discretionary	10.3
Energy	10.2
Consumer Staples	8.0
Health Care	7.7
Telecommunication Services	6.8
Materials	6.1
Information Technology	5.9
Utilities	4.3
Cash and Other	1.9

100.0%

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,210.80	$5.13
Hypothetical (5% average return before expenses)	1,000.00	1,020.57	4.69
Class IB
Actual	1,000.00	1,210.10	6.52
Hypothetical (5% average return before expenses)	1,000.00	1,019.31	5.96

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.92% and 1.17%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (6.9%)
Fairfax Media Ltd.^	11,809,528	$18,215,521
Newcrest Mining Ltd.^	802,364	25,146,730
Octaviar Ltd.*†(b)	9,487,254	—
Suncorp-Metway Ltd.^	3,070,515	23,709,550
Telstra Corp., Ltd.	13,156,045	40,317,616

Total Australia		107,389,417

Japan (21.7%)
Fuji Media Holdings, Inc.	5,041	6,954,774
Fujifilm Holdings Corp.	983,500	29,381,918
Honda Motor Co., Ltd.	1,069,100	36,148,476
Japan Prime Realty Investment Corp. (REIT)	1,221	2,528,142
JFE Holdings, Inc.^	396,900	15,629,901
Komatsu Ltd.^	1,142,200	23,812,603
Mazda Motor Corp.*	8,071,000	18,453,531
Mitsubishi Corp.	1,415,200	35,185,893
Mitsubishi UFJ Financial Group, Inc.	1,628,400	7,972,953
Mitsui Chemicals, Inc.	4,754,000	12,225,074
Nomura Holdings, Inc.	4,002,000	29,493,020
Seven & I Holdings Co., Ltd.	698,600	14,179,551
Sony Corp.	828,400	24,012,399
Sumitomo Electric Industries Ltd.	2,338,700	28,987,571
Sumitomo Mitsui Financial Group, Inc.^	505,900	14,423,006
TDK Corp.	435,700	26,567,436
Tokio Marine Holdings, Inc.	485,500	13,178,138

Total Japan		339,134,386

Latin America (0.6%)
Brazil (0.6%)
Cyrela Brazil Realty S.A.	688,838	9,547,027

Total Latin America		9,547,027

Other European Countries (42.7%)
Belgium (0.9%)
KBC Groep N.V.*	342,706	14,841,220

France (8.7%)
EDF S.A.	441,612	26,278,305
Sanofi-Aventis S.A.	486,128	38,105,978
Societe Generale S.A.	571,839	39,566,945
Vinci S.A.^	572,191	32,048,452

		135,999,680

Germany (12.0%)
Allianz SE (Registered)	197,292	24,557,503
Bayer AG	431,486	34,486,570
Deutsche Lufthansa AG (Registered)	1,187,672	19,939,242
Deutsche Post AG (Registered)^	1,504,565	28,949,668
E.ON AG	973,019	40,621,275
HeidelbergCement AG	358,870	24,685,126
MAN SE^	194,867	15,176,861

		188,416,245

	Number of Shares	Value (Note 1)

Greece (1.1%)
EFG Eurobank Ergasias S.A.*	1,605,625	$17,807,126

Hungary (0.5%)
OTP Bank plc*	298,772	8,473,883

Italy (4.2%)
ENI S.p.A.	1,645,869	41,902,323
Fiat S.p.A.*^	1,608,969	23,416,606

		65,318,929

Netherlands (5.3%)
European Aeronautic Defence and Space Co. N.V.	903,080	18,039,586
ING Groep N.V. (CVA)*	3,246,425	31,383,761
Koninklijke Ahold N.V.	2,554,127	33,885,502

		83,308,849

Russia (1.1%)
Gazprom OAO (ADR)	660,756	16,551,938

Spain (0.0%)
Banco Santander S.A.	35,218	578,628

Switzerland (8.9%)
Nestle S.A. (Registered)^	1,034,689	50,268,087
Novartis AG (Registered)	889,469	48,460,257
Petroplus Holdings AG*^	649,384	11,835,058
Swiss Reinsurance Co., Ltd.	602,466	28,864,658

		139,428,060

Total Other European Countries		670,724,558

Scandinavia (6.4%)
Denmark (1.7%)
Carlsberg A/S, Class B^	352,759	26,032,427

Finland (2.9%)
KCI Konecranes Oyj	563,490	15,325,819
Nokia Oyj	2,301,467	29,545,865

		44,871,684

Norway (1.8%)
Statoil ASA	1,147,129	28,613,727

Total Scandanavia		99,517,838

Southeast Asia (2.8%)
China (1.0%)
China Construction Bank Corp., Class H	18,784,000	15,988,611

Hong Kong (1.8%)
Hutchison Whampoa Ltd.	4,063,000	27,785,739

Total Southeast Asia		43,774,350

United Kingdom (15.1%)
BHP Billiton plc	554,570	17,714,465
BP plc	6,294,730	60,877,454
BT Group plc, Class A	12,233,979	26,489,274
Cookson Group plc*	452,224	3,043,699
HSBC Holdings plc	5,531,682	63,129,357
United Business Media Ltd.	3,308,044	24,568,021

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Vodafone Group plc	17,126,204	$39,659,139

Total United Kingdom		235,481,409

Total Common Stocks (96.2%) (Cost $1,479,814,779)		1,505,568,985

	Number of Warrants	Value (Note 1)
WARRANTS:
Germany (1.0%)
Axis Bank Ltd., expiring 8/17/17*	744,511	15,829,570

India (0.9%)
Rolta India Ltd., expiring 5/26/14*†	1,423,162	5,977,372
Unitech Ltd., expiring 6/16/11*	4,204,576	7,436,050

		13,413,422

Total Warrants (1.9%) (Cost $28,614,310)		29,242,992

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (2.9%)
Calyon/New York 0.41%, 7/2/10 (l)	$4,999,308	5,000,288
Goldman Sachs & Co., Repurchase Agreement 0.01%, 1/4/10 (v)	4,725,596	4,725,596
Lehman Brothers Holdings, Inc. 0.00%, 8/21/09 (h)(s)	10,000,000	1,950,000
MassMutual Global Funding II 0.40%, 3/26/10 (l)	15,000,000	14,958,135
Monumental Global Funding II 0.40%, 3/26/10 (l)	7,000,000	6,955,354
0.43%, 5/26/10 (l)	1,000,000	980,100

	Principal Amount	Value (Note 1)

Pricoa Global Funding I 0.40%, 6/25/10 (l)	$10,999,461	$10,840,034

Total Short-Term Investments of Cash Collateral for Securities Loaned		45,409,507

Time Deposit (2.0%)
JPMorgan Chase Nassau 0.000%, 1/4/10	31,974,260	31,974,260

Total Short-Term Investments (4.9%) (Cost/Amortized Cost $85,698,624)		77,383,767

Total Investments (103.0%) (Cost/Amortized Cost $1,594,127,713)		1,612,195,744
Other Assets Less Liabilities (-3.0%)		(47,420,062)

Net Assets (100%)		$1,564,775,682

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $5,977,372 or 0.4% of net assets) at fair value by management.
(b)	Illiquid security
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(s)	Issuer in bankruptcy.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Government National Mortgage Association, 2.750% - 15.000%, maturing 2/15/10 to 12/20/39, which had a total value of $4,820,108.

Glossary:

ADR	— American Depositary Receipt
CVA	— Dutch Certification
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
British Pound vs. U.S. Dollar, expiring 3/12/10	61,407	$99,148,168	$99,656,000	$(507,832)
European Union Euro vs. U.S. Dollar, expiring 3/12/10	4,764	6,829,433	7,022,000	(192,567)

				$(700,399)

	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sell Contracts
European Union Euro vs. U.S. Dollar, expiring 3/12/10	25,523	$37,526,700	$36,585,412	$941,288
Japanese Yen vs. U.S. Dollar, expiring 3/12/10	2,348,791	26,626,840	25,227,503	1,399,337
Japanese Yen vs. U.S. Dollar, expiring 3/12/10	3,644,945	40,603,200	39,149,022	1,454,178

				$3,794,803

				$3,094,404

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$161,316,355	$—	$161,316,355
Consumer Staples	—	124,365,567	—	124,365,567
Energy	16,551,938	143,228,562	—	159,780,500
Financials	—	336,496,501	—	336,496,501
Health Care	—	121,052,805	—	121,052,805
Industrials	—	248,295,133	—	248,295,133
Information Technology	—	85,495,219	—	85,495,219
Materials	—	95,401,296	—	95,401,296
Telecommunication Services	—	106,466,029	—	106,466,029
Utilities	—	66,899,580	—	66,899,580
Forward Currency Contracts	—	3,794,803	—	3,794,803
Short-Term Investments	—	77,383,767	—	77,383,767
Warrants
Financials	7,436,050	15,829,570	—	23,265,620
Information Technology	—	—	5,977,372	5,977,372

Total Assets	$23,987,988	$1,586,025,187	$5,977,372	$1,615,990,547

Liabilities:
Forward Currency Contracts	$—	$(700,399)	$—	$(700,399)

Total Liabilities	$—	$(700,399)	$—	$(700,399)

Total	$23,987,988	$1,585,324,788	$5,977,372	$1,615,290,148

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Financials	Investments in Securities- Information Technology
Balance as of 12/31/08	$19,283,221	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	(19,283,221)	5,977,372
Balance as of 12/31/09	$—	$5,977,372

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$1,749,158

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	3,794,803
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$3,794,803

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(700,399)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(700,399)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009.

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	13,803,210	—	13,803,210
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$13,803,210	$—	$13,803,210

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	3,094,404	—	3,094,404
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$3,094,404	$—	$3,094,404

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $60,097,000 during the year ended December 31, 2009.

^ The Portfolio held forward foreign currency contracts to gain an economic hedge against changes in the values of securities held in the Portfolio, that do not qualify for hedge accounting under ASC 815.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,597,722,764
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$2,939,171,610

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$99,605,287
Aggregate gross unrealized depreciation	(120,541,975)

Net unrealized depreciation	$(20,936,688)

Federal income tax cost of investments	$1,633,132,432

At December 31, 2009, the Portfolio had loaned securities with a total value of $51,077,643. This was secured by collateral of $53,724,365, which was received as cash and subsequently invested in short-term investments currently valued at $45,409,507, as reported in the Portfolio of Investments.

For the year ended December 31, 2009, the Portfolio incurred approximately $18,529 as brokerage commissions with Exane S.A., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $756,884,710 of which $412,038,712 expires in the year 2016, and $344,845,998 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $1,594,127,713) (Securities on loan at market value $51,077,643)	$1,612,195,744
Foreign cash (Cost $714,232)	714,309
Receivable for securities sold	10,644,418
Unrealized appreciation on forward foreign currency contracts	3,794,803
Dividends, interest and other receivables	2,656,420
Receivable from Separate Accounts for Trust shares sold	603,464
Other assets	10,184

Total assets	1,630,619,342

LIABILITIES
Payable for return of cash collateral on securities loaned	53,724,365
Payable for securities purchased	7,857,444
Payable to Separate Accounts for Trust shares redeemed	1,284,629
Investment management fees payable	1,266,653
Unrealized depreciation on forward foreign currency contracts	700,399
Distribution fees payable - Class IB	250,814
Administrative fees payable	138,851
Trustees’ fees payable	2,728
Accrued expenses	617,777

Total liabilities	65,843,660

NET ASSETS	$1,564,775,682

Net assets were comprised of:
Paid in capital	$2,355,495,720
Accumulated undistributed net investment income (loss)	(2,060,983)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(809,876,050)
Unrealized appreciation (depreciation) on investments and foreign currency translations	21,216,995

Net assets	$1,564,775,682

Class IA
Net asset value, offering and redemption price per share, $382,929,267 / 34,465,062 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.11

Class IB
Net asset value, offering and redemption price per share, $1,181,846,415 / 106,317,632 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.12

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $4,121,849 foreign withholding tax)	$40,818,797
Interest	98,649
Securities lending (net)	1,655,962

Total income	42,573,408

EXPENSES
Investment management fees	11,836,902
Distribution fees - Class IB	2,527,755
Administrative fees	1,479,589
Custodian fees	400,000
Printing and mailing expenses	365,169
Professional fees	46,904
Trustees’ fees	38,660
Miscellaneous	61,010

Gross expenses	16,755,989
Less: Waiver from investment advisor	(44,430)

Net expenses	16,711,559

NET INVESTMENT INCOME (LOSS)	25,861,849

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(153,746,592)
Foreign currency transactions	(15,880)

Net realized gain (loss)	(153,762,472)

Change in unrealized appreciation (depreciation) on:
Securities	415,017,242
Foreign currency translations	3,231,937

Net change in unrealized appreciation (depreciation)	418,249,179

NET REALIZED AND UNREALIZED GAIN (LOSS)	264,486,707

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$290,348,556

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$25,861,849	$64,035,447
Net realized gain (loss) on investments and foreign currency transactions	(153,762,472)	(651,241,836)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	418,249,179	(672,967,050)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	290,348,556	(1,260,173,439)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(7,791,740)	(24,732,503)
Class IB	(21,081,354)	(30,011,350)

	(28,873,094)	(54,743,853)

Distributions from net realized capital gains
Class IA	—	(23,809,393)
Class IB	—	(34,035,251)

	—	(57,844,644)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(28,873,094)	(112,588,497)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 5,300,190 and 13,273,704 shares, respectively ]	44,878,774	169,649,319
Capital shares issued in reinvestment of dividends and distributions [ 715,741 and 4,591,066 shares, respectively ]	7,791,740	48,541,896
Capital shares repurchased [ (54,087,856) and (9,953,822) shares, respectively ]	(391,419,595)	(137,390,643)

Total Class IA transactions	(338,749,081)	80,800,572

Class IB
Capital shares sold [ 13,953,853 and 12,227,522 shares, respectively ]	133,502,061	152,249,423
Capital shares issued in reinvestment of dividends and distributions [ 1,935,938 and 5,955,370 shares, respectively ]	21,081,354	64,046,601
Capital shares repurchased [ (17,142,442) and (22,678,867) shares, respectively ]	(161,203,704)	(286,591,566)

Total Class IB transactions	(6,620,289)	(70,295,542)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(345,369,370)	10,505,030

TOTAL INCREASE (DECREASE) IN NET ASSETS	(83,893,908)	(1,362,256,906)
NET ASSETS:
Beginning of year	1,648,669,590	3,010,926,496

End of year (a)	$1,564,775,682	$1,648,669,590

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(2,060,983)	$(896,776)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007		2006	2005
Net asset value, beginning of year	$8.67	$16.12	$16.67		$14.20	$13.03

Income (loss) from investment operations:
Net investment income (loss)	0.16 (e)	0.37 (e)	0.32	(e)	0.30 (e)	0.25 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.51	(7.19)	1.34	(y)	3.37	1.19

Total from investment operations	2.67	(6.82)	1.66		3.67	1.44

Less distributions:
Dividends from net investment income	(0.23)	(0.31)	(0.39)		(0.32)	(0.27)
Distributions from net realized gains	—	(0.32)	(1.82)		(0.88)	—

Total dividends and distributions	(0.23)	(0.63)	(2.21)		(1.20)	(0.27)

Net asset value, end of year	$11.11	$8.67	$16.12		$16.67	$14.20

Total return	30.86%	(42.97)%	10.45	%(y)	25.98%	11.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$382,929	$715,592	$1,203,247		$680,147	$236,340
Ratio of expenses to average net assets:
After waivers	1.00%	1.01%	1.00%		1.00%	1.00%
After waivers and fees paid indirectly	1.00%	1.01%	1.00%		1.00%	1.00%
Before waivers and fees paid indirectly	1.02%	1.03%	1.00%		1.00%	1.00%
Ratio of net investment income to average net assets:
After waivers	1.76%	2.90%	1.83%		1.82%	1.83%
After waivers and fees paid indirectly	1.76%	2.90%	1.83%		1.82%	1.83%
Before waivers and fees paid indirectly	1.75%	2.88%	1.83%		1.82%	1.83%
Portfolio turnover rate	189%	119%	81%		57%	64%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$— #	$— #	$—		$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2009		2008	2007		2006	2005
Net asset value, beginning of year	$8.67		$16.13	$16.67		$14.20	$13.03

Income (loss) from investment operations:
Net investment income (loss)	0.18	(e)	0.33 (e)	0.30	(e)	0.29 (e)	0.21 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.47		(7.18)	1.32	(y)	3.34	1.19

Total from investment operations	2.65		(6.85)	1.62		3.63	1.40

Less distributions:
Dividends from net investment income	(0.20)		(0.29)	(0.34)		(0.28)	(0.23)
Distributions from net realized gains	—		(0.32)	(1.82)		(0.88)	—

Total dividends and distributions	(0.20)		(0.61)	(2.16)		(1.16)	(0.23)

Net asset value, end of year	$11.12		$8.67	$16.13		$16.67	$14.20

Total return	30.64%		(43.15)%	10.22	%(y)	25.66%	10.79%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,181,846		$933,078	$1,807,680		$1,655,259	$1,189,337
Ratio of expenses to average net assets:
After waivers	1.25%		1.26%	1.25%		1.25%	1.25%
After waivers and fees paid indirectly	1.25%		1.26%	1.25%		1.25%	1.25%
Before waivers and fees paid indirectly	1.27	%(c)	1.28%	1.25%		1.25%	1.25%
Ratio of net investment income to average net assets:
After waivers	1.85%		2.59%	1.73%		1.77%	1.58%
After waivers and fees paid indirectly	1.85%		2.59%	1.73%		1.77%	1.58%
Before waivers fees paid indirectly	1.85%		2.57%	1.73%		1.77%	1.58%
Portfolio turnover rate	189%		119%	81%		57%	64%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—	#	$— #	$—		$—	$—

#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(y)	In 2007, 0.48% and 0.41% of the Portfolio’s total return for Class IA and Class IB, respectively, consists of voluntary payments made by unaffiliated service providers in connection with cash which remained under-invested for a period of time. These payments positively impacted the net asset value of the Portfolio’s Class IA and Class IB shares by $0.07 and $0.06, respectively, per share and are included in net realized and unrealized gain on investments and foreign currency transactions.

See Notes to Financial Statements.

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Boston Advisors, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	11.82%	(0.50)%	1.67%	2.18%
Portfolio – IB Shares	11.74	(0.71)	1.56	2.07
Russell 1000® Value Index	19.69	(0.25)	2.47	3.18

*   Date of inception 12/13/04. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 12/1/98

    Returnsfor periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 11.82% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 19.69% over the same period.

Asset Class Overview

Over the 12 months, large cap value stocks, as measured by the Russell 1000® Value Index, posted a gain of 19.69%. All of the sectors in the index delivered double-digit returns except telecommunications services and energy. The materials and information technology sectors were the strongest performing sectors in the index, followed by consumer discretionary.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	The Consumer Staples sector contributed to relative performance on a positive basis.

•	Stock selection in the Consumer Staples sector was additive for the Portfolio.

•	ExxonMobil Corp. (Energy sector) was the leading individual contributor to the Portfolio’s relative performance.

•	Several leading contributors to relative performance were in the Financial sector. These included State Street Corp., Principal Financial Group and XL Capital Ltd.

•	From the Materials sector, Temple-Inland Inc. was up markedly for the year.

•	Underweight positions for the entire year in super-cap companies Proctor & Gamble and Wal-Mart added to relative portfolio returns.

What hurt performance during the year:

•	The Financial and Consumer Discretionary sectors were the leading sector detractors from relative returns. The Industrials and Health Care sectors also contributed on a negative basis.

•	Stock selection was negative in the Industrials, Consumer Discretionary, Health Care and Financial sectors.

•	Not owning Goldman Sachs Group Inc. (Financial sector) and Ford Motor Co. (Consumer Discretionary sector), while the benchmark did, proved detrimental to relative performance.

•	Holding National Penn Bancshares (Financial sector) put a drag on the Portfolio’s returns.

•	Webster Financial Corp. and Morgan Stanley (both in the Financial sector) also held back performance.

Portfolio Positioning and Outlook

The dual nature of the market performance in 2009, with riskier, lower-quality companies outperforming stable, higher quality companies has left the “price of quality” historically inexpensive on a relative and absolute basis. At the end of the year, the Portfolio had increased its commitment to high quality companies with stable, growing earnings and higher than average dividends. It is our belief that companies with improving fundamentals, strong earnings quality and demonstrated growth in 2010 will reward patient and savvy investors.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	22.4%
Energy	18.1
Health Care	10.3
Industrials	9.7
Consumer Discretionary	9.3
Utilities	6.9
Consumer Staples	6.5
Telecommunication Services	5.4
Information Technology	5.2
Materials	4.2
Cash and Other	2.0

100.0%

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,196.80	$4.43
Hypothetical (5% average return before expenses)	1,000.00	1,021.17	4.08
Class IB
Actual	1,000.00	1,195.80	5.81
Hypothetical (5% average return before expenses)	1,000.00	1,019.91	5.35

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.3%)
Auto Components (1.3%)
Cooper Tire & Rubber Co.	239,500	$4,801,975
Johnson Controls, Inc.	185,100	5,042,124

		9,844,099

Diversified Consumer Services (0.5%)
Service Corp. International	438,400	3,590,496

Hotels, Restaurants & Leisure (0.5%)
Brinker International, Inc.	236,100	3,522,612

Household Durables (0.5%)
Whirlpool Corp.	50,800	4,097,528

Leisure Equipment & Products (1.5%)
Mattel, Inc.	221,400	4,423,572
Polaris Industries, Inc.	156,300	6,819,369

		11,242,941

Media (4.1%)
Comcast Corp., Class A	710,403	11,977,395
Regal Entertainment Group, Class A	404,800	5,845,312
Shaw Communications, Inc., Class B	312,300	6,424,011
Time Warner, Inc.	248,300	7,235,462

		31,482,180

Specialty Retail (0.9%)
Gap, Inc.	333,600	6,988,920

Total Consumer Discretionary		70,768,776

Consumer Staples (6.5%)
Food & Staples Retailing (0.9%)
SUPERVALU, Inc.	514,214	6,535,660

Food Products (2.7%)
Campbell Soup Co.	88,600	2,994,680
ConAgra Foods, Inc.	360,100	8,300,305
Del Monte Foods Co.	234,300	2,656,962
Kraft Foods, Inc., Class A	96,800	2,631,024
Sara Lee Corp.	352,800	4,297,104

		20,880,075

Household Products (1.6%)
Clorox Co.	79,300	4,837,300
Kimberly-Clark Corp.	63,500	4,045,585
Procter & Gamble Co.	50,000	3,031,500

		11,914,385

Tobacco (1.3%)
Reynolds American, Inc.	194,700	10,313,259

Total Consumer Staples		49,643,379

Energy (18.1%)
Energy Equipment & Services (0.5%)
Ensco International plc (ADR)	98,000	3,914,120

Oil, Gas & Consumable Fuels (17.6%)
Cenovus Energy, Inc.	203,800	5,135,760
Chevron Corp.	420,800	32,397,392
CNOOC Ltd. (ADR)	81,200	12,622,540

	Number of Shares	Value (Note 1)

ConocoPhillips	138,900	$7,093,623
EnCana Corp.	203,800	6,601,082
ENI S.p.A. (ADR)	75,600	3,826,116
Exxon Mobil Corp.	390,600	26,635,014
Linn Energy LLC	228,400	6,367,792
Marathon Oil Corp.	412,400	12,875,128
Sasol Ltd. (ADR)	256,000	10,224,640
Teekay Corp.	96,500	2,239,765
Williams Cos., Inc.	363,800	7,668,904

		133,687,756

Total Energy		137,601,876

Financials (22.4%)
Capital Markets (2.3%)
Ameriprise Financial, Inc.	223,600	8,680,152
Federated Investors, Inc., Class B	319,800	8,794,500

		17,474,652

Commercial Banks (4.7%)
Banco Santander S.A. (ADR)	229,400	3,771,336
Bancolombia S.A. (ADR)	24,400	1,110,444
Bank of Hawaii Corp.	12,289	578,320
BB&T Corp.	195,800	4,967,446
BOK Financial Corp.	52,100	2,475,792
Cullen/Frost Bankers, Inc.	70,400	3,520,000
PNC Financial Services Group, Inc.	93,500	4,935,865
Wells Fargo & Co.	538,200	14,526,018

		35,885,221

Diversified Financial Services (5.6%)
Bank of America Corp.	883,860	13,310,932
Citigroup, Inc.	436,600	1,445,146
JPMorgan Chase & Co.	516,200	21,510,054
NYSE Euronext	251,900	6,373,070

		42,639,202

Insurance (5.7%)
Axis Capital Holdings Ltd.	197,100	5,599,611
Chubb Corp.	80,500	3,958,990
Endurance Specialty Holdings Ltd.	259,200	9,650,016
PartnerReinsurance Ltd.	91,500	6,831,390
Travelers Cos., Inc.	176,100	8,780,346
Validus Holdings Ltd.	125,900	3,391,746
XL Capital Ltd., Class A	285,600	5,235,048

		43,447,147

Real Estate Investment Trusts (REITs) (2.6%)
Annaly Capital Management, Inc. (REIT)	576,300	9,998,805
Digital Realty Trust, Inc. (REIT)	191,100	9,608,508

		19,607,313

Thrifts & Mortgage Finance (1.5%)
Hudson City Bancorp, Inc.	608,100	8,349,213
New York Community Bancorp, Inc.	225,500	3,272,005

		11,621,218

Total Financials		170,674,753

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Health Care (10.3%)
Health Care Providers & Services (2.2%)
AmerisourceBergen Corp.	261,200	$6,809,484
Cardinal Health, Inc.	170,400	5,493,696
CIGNA Corp.	119,300	4,207,711

		16,510,891

Pharmaceuticals (8.1%)
Eli Lilly and Co.	234,360	8,368,996
Johnson & Johnson	59,620	3,840,124
Merck & Co., Inc.	187,600	6,854,904
Pfizer, Inc.	1,885,202	34,291,824
Sanofi-Aventis S.A. (ADR)	224,800	8,827,896

		62,183,744

Total Health Care		78,694,635

Industrials (9.7%)
Aerospace & Defense (1.0%)
Honeywell International, Inc.	48,300	1,893,360
Northrop Grumman Corp.	104,900	5,858,665

		7,752,025

Commercial Services & Supplies (1.1%)
Pitney Bowes, Inc.	195,700	4,454,132
R.R. Donnelley & Sons Co.	190,100	4,233,527

		8,687,659

Industrial Conglomerates (4.6%)
Carlisle Cos., Inc.	156,100	5,347,986
General Electric Co.	1,953,200	29,551,916

		34,899,902

Machinery (1.8%)
Caterpillar, Inc.	103,200	5,881,368
Crane Co.	132,100	4,044,902
Timken Co.	150,700	3,573,097

		13,499,367

Road & Rail (1.2%)
Ryder System, Inc.	225,500	9,283,835

Total Industrials		74,122,788

Information Technology (5.2%)
Communications Equipment (0.5%)
Harris Corp.	76,400	3,632,820

Computers & Peripherals (1.4%)
Diebold, Inc.	118,200	3,362,790
International Business Machines Corp.	55,800	7,304,220

		10,667,010

Office Electronics (0.7%)
Xerox Corp.	587,000	4,966,020

Semiconductors & Semiconductor Equipment (1.9%)
Intel Corp.	718,100	14,649,240

Software (0.7%)
Microsoft Corp.	187,400	5,713,826

Total Information Technology		39,628,916

	Number of Shares	Value (Note 1)

Materials (4.2%)
Chemicals (1.5%)
Lubrizol Corp.	77,300	$5,639,035
Valspar Corp.	199,000	5,400,860

		11,039,895

Containers & Packaging (1.7%)
Greif, Inc., Class A	78,500	4,237,430
Temple-Inland, Inc.	406,600	8,583,326

		12,820,756

Metals & Mining (1.0%)
Cia Siderurgica Nacional S.A. (ADR)	105,100	3,355,843
Compass Minerals International, Inc.	66,900	4,495,011

		7,850,854

Total Materials		31,711,505

Telecommunication Services (5.4%)
Diversified Telecommunication Services (5.4%)
AT&T, Inc.	382,800	10,729,884
Qwest Communications International, Inc.	2,337,600	9,841,296
Telecom Italia S.p.A. (ADR)	117,800	1,817,654
Verizon Communications, Inc.	578,200	19,155,766

Total Telecommunication Services		41,544,600

Utilities (6.9%)
Electric Utilities (1.2%)
Northeast Utilities	157,800	4,069,662
Pinnacle West Capital Corp.	138,300	5,059,014

		9,128,676

Gas Utilities (1.6%)
Atmos Energy Corp.	196,000	5,762,400
Energen Corp.	82,700	3,870,360
UGI Corp.	89,600	2,167,424

		11,800,184

Multi-Utilities (3.8%)
CMS Energy Corp.	388,400	6,082,344
NSTAR	224,800	8,272,640
PG&E Corp.	222,300	9,925,695
Public Service Enterprise Group, Inc.	144,700	4,811,275

		29,091,954

Water Utilities (0.3%)
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	57,800	2,261,136

Total Utilities		52,281,950

Total Common Stocks (98.0%) (Cost $681,000,710)		746,673,178

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Time Deposit (1.5%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $11,698,706)	$11,698,706	$11,698,706

Total Investments (99.5%) (Cost/Amortized Cost $692,699,416)		758,371,884
Other Assets Less Liabilities (0.5%)		3,611,945

Net Assets (100%)		$761,983,829

Glossary:

ADR—American	Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$70,768,776	$—	$—	$70,768,776
Consumer Staples	49,643,379	—	—	49,643,379
Energy	137,601,876	—	—	137,601,876
Financials	170,674,753	—	—	170,674,753
Health Care	78,694,635	—	—	78,694,635
Industrials	74,122,788	—	—	74,122,788
Information Technology	39,628,916	—	—	39,628,916
Materials	31,711,505	—	—	31,711,505
Telecommunication Services	41,544,600	—	—	41,544,600
Utilities	52,281,950	—	—	52,281,950
Short-Term Investments	—	11,698,706	—	11,698,706

Total Assets	$746,673,178	$11,698,706	$—	$758,371,884

Total Liabilities	$—	$—	$—	$—

Total	$746,673,178	$11,698,706	$—	$758,371,884

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$625,887,171
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$566,892,536

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$76,452,773
Aggregate gross unrealized depreciation	(27,881,746)

Net unrealized appreciation	$48,571,027

Federal income tax cost of investments	$709,800,857

The Portfolio has a net capital loss carryforward of $90,700,354 of which $26,529,757 expires in the year 2016, and $64,170,597 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $692,699,416)	$758,371,884
Cash	2
Receivable for securities sold	7,969,966
Dividends, interest and other receivables	1,489,917
Receivable from Separate Accounts for Trust shares sold	102,698
Other assets	2,264

Total assets	767,936,731

LIABILITIES
Payable for securities purchased	5,161,423
Investment management fees payable	426,555
Payable to Separate Accounts for Trust shares redeemed	108,421
Administrative fees payable	68,996
Distribution fees payable - Class IB	58,908
Trustees’ fees payable	68
Accrued expenses	128,531

Total liabilities	5,952,902

NET ASSETS	$761,983,829

Net assets were comprised of:
Paid in capital	803,956,050
Accumulated undistributed net investment income (loss)	997,365
Accumulated undistributed net realized gain (loss) on investments	(108,642,054)
Unrealized appreciation (depreciation) on investments	65,672,468

Net assets	$761,983,829

Class IA
Net asset value, offering and redemption price per share, $484,617,220 / 104,375,510 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.64

Class IB
Net asset value, offering and redemption price per share, $277,366,609 / 59,556,567 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.66

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $85,027 foreign withholding tax)	$25,165,891
Securities lending (net)	375,629

Total income	25,541,520

EXPENSES
Investment management fees	5,016,554
Administrative fees	714,296
Distribution fees - Class IB	629,772
Printing and mailing expenses	182,871
Custodian fees	28,000
Professional fees	26,622
Trustees’ fees	16,796
Miscellaneous	19,977

Gross expenses	6,634,888
Less: Waiver from investment advisor	(650,669)

Net expenses	5,984,219

NET INVESTMENT INCOME (LOSS)	19,557,301

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	(45,747,818)
Net change in unrealized appreciation (depreciation) on securities	120,114,565

NET REALIZED AND UNREALIZED GAIN (LOSS)	74,366,747

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$93,924,048

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$19,557,301	$12,631,938
Net realized gain (loss) on investments	(45,747,818)	(62,978,662)
Net change in unrealized appreciation (depreciation) on investments	120,114,565	(79,527,964)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	93,924,048	(129,874,688)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(12,416,251)	(8,702,562)
Class IB	(6,404,779)	(6,919,156)

	(18,821,030)	(15,621,718)

Distributions from net realized capital gains
Class IA	—	(1,108,715)
Class IB	—	(3,413,143)

	—	(4,521,858)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(18,821,030)	(20,143,576)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 21,621,127 and 83,695,432 shares, respectively ]	81,857,057	359,224,127
Capital shares issued in reinvestment of dividends and distributions [ 2,704,564 and 2,205,477 shares, respectively ]	12,416,251	9,811,277
Capital shares repurchased [ (8,279,897) and (16,424,208) shares, respectively ]	(34,845,551)	(87,921,537)

Total Class IA transactions	59,427,757	281,113,867

Class IB
Capital shares sold [ 15,580,247 and 16,128,063 shares, respectively ]	60,379,202	85,513,172
Capital shares issued in reinvestment of dividends and distributions [ 1,390,893 and 2,108,249 shares, respectively ]	6,404,779	10,332,299
Capital shares repurchased [ (15,391,923) and (12,573,794) shares, respectively ]	(63,469,119)	(69,577,445)

Total Class IB transactions	3,314,862	26,268,026

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	62,742,619	307,381,893

TOTAL INCREASE (DECREASE) IN NET ASSETS	137,845,637	157,363,629
NET ASSETS:
Beginning of year	624,138,192	466,774,563

End of year (a)	$761,983,829	$624,138,192

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$997,365	$(900)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO(n)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	2006	2005
Net asset value, beginning of year	$4.26	$6.54	$6.91	$6.35	$6.06

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.13 (e)	0.21 (e)	0.14 (e)	0.12 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.38	(2.20)	0.05	0.88	0.27

Total from investment operations	0.50	(2.07)	0.26	1.02	0.39

Less distributions:
Dividends from net investment income	(0.12)	(0.14)	(0.15)	(0.14)	(0.10)
Distributions from net realized gains	—	(0.07)	(0.48)	(0.32)	—

Total dividends and distributions	(0.12)	(0.21)	(0.63)	(0.46)	(0.10)

Net asset value, end of year	$4.64	$4.26	$6.54	$6.91	$6.35

Total return	11.82%	(32.11)%	3.89%	16.17%	6.47%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$484,617	$376,369	$123,390	$104,746	$109,196
Ratio of expenses to average net assets:
After waivers	0.80%	0.80%	0.80%	0.80%	0.80%
After waivers and fees paid indirectly	0.80%	0.80%	0.80%	0.80%	0.79%
Before waivers and fees paid indirectly	0.90%	0.92%	0.89%	0.87%	0.83%
Ratio of net investment income to average net assets:
After waivers	3.01%	2.61%	2.93%	2.09%	1.90%
After waivers and fees paid indirectly	3.01%	2.61%	2.93%	2.09%	1.91%
Before waivers fees paid indirectly	2.91%	2.49%	2.84%	2.02%	1.87%
Portfolio turnover rate	88%	88%	65%	84%	92%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$— #	$0.01	$0.01	$— #	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO(n)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2009	2008		2007	2006	2005
Net asset value, beginning of year	$4.27	$6.56		$6.93	$6.36	$6.07

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.17	(e)	0.19 (e)	0.12 (e)	0.10 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.39	(2.26)		0.05	0.89	0.28

Total from investment operations	0.50	(2.09)		0.24	1.01	0.38

Less distributions:
Dividends from net investment income	(0.11)	(0.13)		(0.13)	(0.12)	(0.09)
Distributions from net realized gains	—	(0.07)		(0.48)	(0.32)	—

Total dividends and distributions	(0.11)	(0.20)		(0.61)	(0.44)	(0.09)

Net asset value, end of year	$4.66	$4.27		$6.56	$6.93	$6.36

Total return	11.74%	(32.34)%		3.61%	16.01%	6.19%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$277,367	$247,769		$343,385	$344,728	$260,079
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%		1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.05%	1.05%		1.05%	1.05%	1.04%
Before waivers and fees paid indirectly	1.15%	1.17	%(c)	1.14%	1.12%	1.08%
Ratio of net investment income to average net assets:
After waivers	2.78%	3.07%		2.68%	1.84%	1.65%
After waivers and fees paid indirectly	2.78%	3.07%		2.68%	1.84%	1.66%
Before waivers fees paid indirectly	2.68%	2.97%		2.59%	1.77%	1.62%
Portfolio turnover rate	88%	88%		65%	84%	92%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$— #	$0.01		$0.01	$— #	$— #

#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(n)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MONY Equity Income Portfolio that followed the same objectives as this Portfolio.

See Notes to Financial Statements.

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Bridgeway Capital Management, Inc.

➢	Calvert Asset Management Company, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	31.33%	(1.42)%	(2.75)%	(1.96)%
Portfolio – IB Shares	30.90	(1.63)	(2.92)	(2.12)
Russell 1000® Growth Index	37.21	1.63	(3.99)	(2.03)

*   Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 9/1/99

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 31.33% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 37.21% over the same period.

Asset Class Overview

Over the 12 months, large cap growth stocks, as measured by the Russell 1000® Growth Index, posted an impressive 37.21% gain, as the more cyclical sectors of the market rebounded sharply after underperforming the defensive sectors in late 2008 and early 2009. All of the sectors in the index delivered double-digit returns. Information technology was the clear leader, returning 62%. The materials, consumer discretionary, and telecommunication services sectors were also top performers. Gains were less in utilities and consumer staples sectors.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance this year:

•	While the Portfolio did have some good stock selections from the Energy sector, the sector was not a major portion of the benchmark’s returns.

•	Technology stocks, which made a nice comeback at the end of the year, were the Portfolio’s heaviest allocation at year’s end and the strongest contributors to overall results.

•	The Portfolio was underweight in the Consumer Staples sector.

•	Not owning Wal Mart Stores, Inc. (Consumer Staples sector); ExxonMobil Corp (Energy sector); and Abbot Labs (Health Care sector), while the benchmark did, aided relative returns.

•	Holding Infosys Technologies (Information Technology sector), while the benchmark did not, was helpful for the Portfolio’s performance.

What hurt performance this year:

•	Stock selection in the Consumer Discretionary, Health Care and Financial sectors was negative for the Portfolio.

•	Owning U.S. Bancorp (Financial sector) and Pfizer Inc. (Health Care sector) when the benchmark did not, was detrimental to the Portfolio’s relative performance.

•	Health Care sector holdings Gilead Sciences Inc. and Bristol Myers Squibb held back the Portfolio’s returns.

Portfolio Positioning and Outlook

This past year was certainly a push in the right direction. We hope that this recent positive momentum may continue. As investor confidence rises, we are hopeful that investors may revisit their appetite for quality stocks (namely large and growth oriented) for their initial foray back into equities.

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	30.3%
Health Care	16.7
Consumer Discretionary	15.0
Financials	9.9
Consumer Staples	6.5
Energy	5.8
Industrials	5.3
Materials	5.1
Telecommunication Services	2.8
Utilities	0.8
Cash and Other	1.8

100.0%

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,238.20	$5.02
Hypothetical (5% average return before expenses)	1,000.00	1,020.72	4.53
Class IB
Actual	1,000.00	1,235.80	6.42
Hypothetical (5% average return before expenses)	1,000.00	1,019.46	5.80

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.89% and 1.14%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (15.0%)
Diversified Consumer Services (1.7%)
DeVry, Inc.	13,200	$748,836
ITT Educational Services, Inc.*	5,400	518,184

		1,267,020

Hotels, Restaurants & Leisure (1.2%)
Starbucks Corp.*	37,900	873,974

Internet & Catalog Retail (2.8%)
Amazon.com, Inc.*	15,300	2,058,156

Media (1.9%)
Time Warner, Inc.	22,833	665,354
Viacom, Inc., Class B*	23,400	695,682

		1,361,036

Multiline Retail (1.5%)
Dollar Tree, Inc.*	13,200	637,560
Family Dollar Stores, Inc.	17,400	484,242

		1,121,802

Specialty Retail (5.9%)
Advance Auto Parts, Inc.	14,000	566,720
Best Buy Co., Inc.	14,900	587,954
CarMax, Inc.*	32,600	790,550
Home Depot, Inc.	25,700	743,501
Ross Stores, Inc.	16,300	696,173
TJX Cos., Inc.	26,700	975,885

		4,360,783

Total Consumer Discretionary		11,042,771

Consumer Staples (6.5%)
Food & Staples Retailing (1.3%)
Walgreen Co.	26,700	980,424

Food Products (2.1%)
Campbell Soup Co.	21,400	723,320
General Mills, Inc.	11,400	807,234

		1,530,554

Household Products (0.9%)
Procter & Gamble Co.	11,300	685,119

Personal Products (2.2%)
Estee Lauder Cos., Inc., Class A	15,500	749,580
Mead Johnson Nutrition Co., Class A	19,325	844,502

		1,594,082

Total Consumer Staples		4,790,179

Energy (5.8%)
Energy Equipment & Services (4.3%)
Cameron International Corp.*	21,000	877,800
FMC Technologies, Inc.*	17,300	1,000,632
Noble Corp.	31,600	1,286,120

		3,164,552

Oil, Gas & Consumable Fuels (1.5%)
Southwestern Energy Co.*	23,400	1,127,880

Total Energy		4,292,432

	Number of Shares	Value (Note 1)

Financials (9.9%)
Capital Markets (3.6%)
BlackRock, Inc.	3,000	$696,600
Franklin Resources, Inc.	3,300	347,655
Goldman Sachs Group, Inc.	6,000	1,013,040
State Street Corp.	13,800	600,852

		2,658,147

Commercial Banks (1.5%)
Barclays plc (ADR)	36,400	640,640
Regions Financial Corp.	85,900	454,411

		1,095,051

Consumer Finance (1.0%)
SLM Corp.*	62,700	706,629

Insurance (2.9%)
Aflac, Inc.	16,300	753,875
Prudential Financial, Inc.	12,900	641,904
XL Capital Ltd., Class A	40,200	736,866

		2,132,645

Thrifts & Mortgage Finance (0.9%)
Hudson City Bancorp, Inc.	49,900	685,127

Total Financials		7,277,599

Health Care (16.7%)
Biotechnology (4.3%)
Amgen, Inc.*	11,300	639,241
Biogen Idec, Inc.*	26,200	1,401,700
Gilead Sciences, Inc.*	25,400	1,099,312

		3,140,253

Health Care Equipment & Supplies (2.1%)
Stryker Corp.	31,000	1,561,470

Health Care Providers & Services (3.9%)
AmerisourceBergen Corp.	29,300	763,851
Express Scripts, Inc.*	16,200	1,400,490
McKesson Corp.	11,300	706,250

		2,870,591

Life Sciences Tools & Services (1.0%)
Life Technologies Corp.*	14,300	746,889

Pharmaceuticals (5.4%)
Allergan, Inc.	12,100	762,421
Bristol-Myers Squibb Co.	26,187	661,222
Forest Laboratories, Inc.*	35,400	1,136,694
Johnson & Johnson	22,600	1,455,666

		4,016,003

Total Health Care		12,335,206

Industrials (5.3%)
Air Freight & Logistics (1.3%)
C.H. Robinson Worldwide, Inc.	16,800	986,664

Electrical Equipment (2.5%)
Cooper Industries plc	19,400	827,216
First Solar, Inc.*	7,700	1,042,580

		1,869,796

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Trading Companies & Distributors (1.5%)
W.W. Grainger, Inc.	11,100	$1,074,813

Total Industrials		3,931,273

Information Technology (30.3%)
Communications Equipment (2.6%)
Cisco Systems, Inc.*	30,985	741,781
Research In Motion Ltd.*	16,900	1,141,426

		1,883,207

Computers & Peripherals (9.3%)
Apple, Inc.*	10,600	2,235,116
Hewlett-Packard Co.	29,300	1,509,243
International Business Machines Corp.	16,898	2,211,948
Seagate Technology	47,800	869,482

		6,825,789

Electronic Equipment, Instruments & Components (2.2%)
Amphenol Corp., Class A	17,800	822,004
Dolby Laboratories, Inc., Class A*	17,400	830,502

		1,652,506

Internet Software & Services (4.6%)
eBay, Inc.*	45,400	1,068,716
Google, Inc., Class A*	3,700	2,293,926

		3,362,642

IT Services (6.5%)
Cognizant Technology Solutions Corp., Class A*	24,200	1,096,260
Infosys Technologies Ltd. (ADR)	21,900	1,210,413
Mastercard, Inc., Class A	6,300	1,612,674
Visa, Inc., Class A	9,800	857,108

		4,776,455

Semiconductors & Semiconductor Equipment (3.1%)
Intel Corp.	38,500	785,400
Micron Technology, Inc.*	145,000	1,531,200

		2,316,600

Software (2.0%)
Microsoft Corp.	48,900	1,490,961

Total Information Technology		22,308,160

Materials (5.1%)
Chemicals (4.5%)
Ecolab, Inc.	15,000	668,700
Lubrizol Corp.	10,100	736,795
Potash Corp. of Saskatchewan, Inc.	7,100	770,350
Praxair, Inc.	13,900	1,116,309

		3,292,154

	Number of Shares	Value (Note 1)

Metals & Mining (0.6%)
Aluminum Corp of China Ltd. (ADR)*	17,700	$482,325

Total Materials		3,774,479

Telecommunication Services (2.8%)
Diversified Telecommunication Services (1.9%)
AT&T, Inc.	24,800	695,144
Telefonica S.A. (ADR)	8,200	684,864

		1,380,008

Wireless Telecommunication Services (0.9%)
America Movil S.A.B. de C.V. (ADR)	15,200	714,096

Total Telecommunication Services		2,094,104

Utilities (0.8%)
Gas Utilities (0.8%)
Questar Corp.	15,000	623,550

Total Utilities		623,550

Total Common Stocks (98.2%) (Cost $65,414,435)		72,469,753

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.6%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $424,976)	$424,976	424,976

Total Investments (98.8%) (Cost/Amortized Cost $65,839,411)		72,894,729
Other Assets Less Liabilities (1.2%)		851,837

Net Assets (100%)		$73,746,566

*	Non-income producing.

Glossary:

ADR—	American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$11,042,771	$—	$—	$11,042,771
Consumer Staples	4,790,179	—	—	4,790,179
Energy	4,292,432	—	—	4,292,432
Financials	7,277,599	—	—	7,277,599
Health Care	12,335,206	—	—	12,335,206
Industrials	3,931,273	—	—	3,931,273
Information Technology	22,308,160	—	—	22,308,160
Materials	3,774,479	—	—	3,774,479
Telecommunication Services	2,094,104	—	—	2,094,104
Utilities	623,550	—	—	623,550
Short-Term Investments	—	424,976	—	424,976

Total Assets	$72,469,753	$424,976	$—	$72,894,729

Total Liabilities	$—	$—	$—	$—

Total	$72,469,753	$424,976	$—	$72,894,729

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$37,869,168
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$38,159,333

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,833,893
Aggregate gross unrealized depreciation	(3,916,967)

Net unrealized appreciation	$6,916,926

Federal income tax cost of investments	$65,977,803

The Portfolio has a net capital loss carryforward of $19,816,854 of which $7,445,003 expires in the year 2016, and $12,371,851 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $65,839,411)	$72,894,729
Foreign cash (Cost $6,676)	6,371
Receivable for securities sold	925,409
Receivable from Separate Accounts for Trust shares sold	138,713
Dividends, interest and other receivables	49,971
Other assets	191

Total assets	74,015,384

LIABILITIES
Payable for securities purchased	114,646
Investment management fees payable	40,130
Distribution fees payable - Class IB	14,708
Payable to Separate Accounts for Trust shares redeemed	13,777
Administrative fees payable	8,882
Trustees’ fees payable	82
Accrued expenses	76,593

Total liabilities	268,818

NET ASSETS	$73,746,566

Net assets were comprised of:
Paid in capital	$86,752,244
Accumulated undistributed net investment income (loss)	35,337
Accumulated undistributed net realized gain (loss) on investments	(20,096,028)
Unrealized appreciation (depreciation) on investments and foreign currency translations	7,055,013

Net assets	$73,746,566

Class IA
Net asset value, offering and redemption price per share, $3,444,153 / 532,575 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.47

Class IB
Net asset value, offering and redemption price per share, $70,302,413 / 10,992,027 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.40

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $2,123 foreign withholding tax)	$874,369

EXPENSES
Investment management fees	403,156
Distribution fees - Class IB	147,516
Administrative fees	93,435
Custodian fees	21,500
Professional fees	19,630
Printing and mailing expenses	19,294
Trustees’ fees	1,559
Miscellaneous	9,363

Gross expenses	715,453
Less: Waiver from investment advisor	(12,819)

Net expenses	702,634

NET INVESTMENT INCOME (LOSS)	171,735

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	(8,373,668)

Change in unrealized appreciation (depreciation) on:
Securities	25,764,335
Foreign currency translations	549

Net change in unrealized appreciation (depreciation)	25,764,884

NET REALIZED AND UNREALIZED GAIN (LOSS)	17,391,216

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,562,951

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$171,735	$269,649
Net realized gain (loss) on investments	(8,373,668)	(11,678,773)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	25,764,884	(34,447,714)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,562,951	(45,856,838)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(15,694)	(20,157)
Class IB	(146,287)	(226,103)

	(161,981)	(246,260)

Distributions from net realized capital gains
Class IA	—	(64,422)
Class IB	—	(1,083,331)

	—	(1,147,753)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(161,981)	(1,394,013)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 40,834 and 43,475 shares respectively ]	217,118	305,938
Capital shares issued in reinvestment of dividends and distributions [ 2,523 and 12,557 shares respectively ]	15,694	84,579
Capital shares repurchased [ (107,687) and (162,838) shares respectively ]	(571,099)	(1,177,084)

Total Class IA transactions	(338,287)	(786,567)

Class IB
Capital shares sold [ 1,682,033 and 3,060,889 shares respectively ]	8,863,002	22,323,879
Capital shares issued in reinvestment of dividends and distributions [ 24,143 and 190,812 shares respectively ]	146,287	1,309,434
Capital shares repurchased [ (1,600,022) and (2,718,004) shares respectively ]	(8,594,363)	(20,022,451)

Total Class IB transactions	414,926	3,610,862

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	76,639	2,824,295

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,477,609	(44,426,556)
NET ASSETS:
Beginning of year	56,268,957	100,695,513

End of year (a)	$73,746,566	$56,268,957

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$35,337	$25,583

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO(o)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009		2008	2007		2006		2005
Net asset value, beginning of year	$4.95		$9.20	$8.62		$8.26		$7.84

Income (loss) from investment operations:
Net investment income (loss)	0.03	(e)	0.04 (e)	0.04	(e)	0.03	(e)	—	#(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.52		(4.16)	1.02		0.42		0.70

Total from investment operations	1.55		(4.12)	1.06		0.45		0.70

Less distributions:
Dividends from net investment income	(0.03)		(0.03)	(0.05)		—		—
Distributions from net realized gains	—		(0.10)	(0.43)		(0.09)		(0.28)

Total dividends and distributions	(0.03)		(0.13)	(0.48)		(0.09)		(0.28)

Net asset value, end of year	$6.47		$4.95	$9.20		$8.62		$8.26

Total return	31.33%		(45.10)%	12.38%		5.50%		8.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,444		$2,956	$6,475		$7,005		$74
Ratio of expenses to average net assets:
After waivers	0.89%		0.81%	0.80%		0.80%		0.80%
After waivers and fees paid indirectly	0.89%		0.81%	0.80%		0.80%		0.78%
Before waivers and fees paid indirectly	0.92%		0.89%	0.88%		0.87%		0.84%
Ratio of net investment income to average net assets:
After waivers	0.52%		0.56%	0.48%		0.34%		(0.02)%
After waivers and fees paid indirectly	0.52%		0.56%	0.48%		0.34%		—	%‡‡
Before waivers and fees paid indirectly	0.50%		0.48%	0.41%		0.27%		(0.06)%
Portfolio turnover rate	62%		79%	57%		61%		114%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—	#	$0.01	$0.01		$0.01		$—	#

	Year Ended December 31,
Class IB	2009		2008	2007		2006		2005
Net asset value, beginning of year	$4.90		$9.10	$8.53		$8.19		$7.79

Income (loss) from investment operations:
Net investment income (loss)	0.01	(e)	0.02 (e)	0.02	(e)	—	#(e)	(0.02	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.50		(4.10)	1.00		0.43		0.70

Total from investment operations	1.51		(4.08)	1.02		0.43		0.68

Less distributions:
Dividends from net investment income	(0.01)		(0.02)	(0.02)		—		—
Distributions from net realized gains	—		(0.10)	(0.43)		(0.09)		(0.28)

Total dividends and distributions	(0.01)		(0.12)	(0.45)		(0.09)		(0.28)

Net asset value, end of year	$6.40		$4.90	$9.10		$8.53		$8.19

Total return	30.90%		(45.18)%	12.10%		5.30%		8.72%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$70,302		$53,313	$94,220		$79,100		$72,411
Ratio of expenses to average net assets:
After waivers	1.14%		1.06%	1.05%		1.05%		1.05%
After waivers and fees paid indirectly	1.14%		1.06%	1.05%		1.05%		1.03%
Before waivers and fees paid indirectly	1.17	%(c)	1.14%	1.13	%(c)	1.12	%(c)	1.09%
Ratio of net investment income to average net assets:
After waivers	0.26%		0.32%	0.23%		(0.01)%		(0.27)%
After waivers and fees paid indirectly	0.26%		0.32%	0.23%		(0.01)%		(0.25)%
Before waivers and fees paid indirectly	0.24%		0.24%	0.16%		(0.06)%		(0.31)%
Portfolio turnover rate	62%		79%	57%		61%		114%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—	#	$0.01	$0.01		$—	#	$—	#

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO(o)

FINANCIAL HIGHLIGHTS (Continued)

#	Per share amount is less than $0.01.
‡‡	Amount is less than 0.01%.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(o)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Enterprise Global Socially Responsive Portfolio that followed the same objectives as this Portfolio.

See Notes to Financial Statements.

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	33.73%	(0.84)%	(5.35)%	1.95%
Portfolio – IB Shares	33.39	(1.09)	(5.52)	1.81
Russell 1000® Growth Index	37.21	1.63	(3.99)	3.25

*   Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to remove the effect of the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/1/97

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 33.73% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 37.21% over the same period.

Asset Class Overview

Over the 12 months, large cap growth stocks, as measured by the Russell 1000® Growth Index, posted an impressive 37.21% gain, as the more cyclical sectors of the market rebounded sharply after underperforming the defensive sectors in late 2008 and early 2009. All of the sectors in the index delivered double-digit returns. Information technology was the clear leader, returning 62%. The materials, consumer discretionary, and telecommunication services sectors were also top performers. Gains were less in utilities and consumer staples sectors.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•

During the year, shares of Goldman Sachs, Google, Cerner and Apple all more than doubled, helping portfolio returns. Goldman Sachs benefited from resurgent capital markets. Google rose on gains in advertising revenue and hopes for its Android operating system for mobile devices. Cerner was helped by government incentives to digitize medical records. Apple experienced a surge in the popularity of its iPhone.

•	Deemphasizing Consumer Staples stocks helped results as the sector lagged the rally.

•	Owning very little of Exxon Mobil was also a plus, as the stock posted negative returns for the year.

What hurt performance during the year:

•

Stock selection among the Industrials sector was the largest detractor to Portfolio results. First Solar had negative returns as investors worried about the level of government subsidies and the ability of its customers to finance projects. Iron Mountain, which specializes in records management and is not as cyclical in nature as other industrials, also declined.

•	Stock selection within the Financial sector overall was a negative factor.

Portfolio Positioning and Outlook

Businesses may benefit in 2010 from a recovering economy, inventory rebuilding, a competitive currency, fiscal stimulus and accommodative monetary policy. At year-end, inflation is a concern. The Fed appears committed to keeping short-term interest rates low and the steep yield curve is helping banks rebuild reserves. Potential headwinds may include diminished consumer spending. At the end of the year, the Portfolio had investments in media and retail companies. We have sought companies that might be able to grow revenues beyond 2010 as the inventory cycle wanes and the benefits of monetary and fiscal policies fade. At year’s end, the Portfolio owned companies that we believe fit this description in the areas of Technology, Health Care, and Materials.

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	28.4%
Health Care	19.5
Consumer Staples	11.1
Consumer Discretionary	10.5
Industrials	8.4
Financials	8.2
Materials	6.3
Energy	5.0
Telecommunication Services	2.0
Cash and Other	0.6

100.0%

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,209.30	$3.90
Hypothetical (5% average return before expenses)	1,000.00	1,021.68	3.57
Class IB
Actual	1,000.00	1,208.70	5.29
Hypothetical (5% average return before expenses)	1,000.00	1,020.42	4.84

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.5%)
Diversified Consumer Services (0.9%)
Strayer Education, Inc.	14,800	$3,144,852

Media (3.6%)
Omnicom Group, Inc.	47,600	1,863,540
Scripps Networks Interactive, Inc., Class A	43,700	1,813,550
Time Warner Cable, Inc.	49,167	2,035,022
Time Warner, Inc.	60,633	1,766,846
Viacom, Inc., Class B*	184,600	5,488,158

		12,967,116

Multiline Retail (3.0%)
Target Corp.	219,650	10,624,471

Specialty Retail (1.9%)
Lowe’s Cos., Inc.	222,200	5,197,258
Urban Outfitters, Inc.*	48,400	1,693,516

		6,890,774

Textiles, Apparel & Luxury Goods (1.1%)
Coach, Inc.	101,400	3,704,142

Total Consumer Discretionary		37,331,355

Consumer Staples (11.1%)
Beverages (3.2%)
PepsiCo, Inc.	185,800	11,296,640

Food & Staples Retailing (3.3%)
Costco Wholesale Corp.	71,200	4,212,904
Wal-Mart Stores, Inc.	140,300	7,499,035

		11,711,939

Household Products (2.0%)
Colgate-Palmolive Co.	26,400	2,168,760
Energizer Holdings, Inc.*	25,800	1,581,024
Procter & Gamble Co.	57,200	3,468,036

		7,217,820

Personal Products (1.3%)
Alberto-Culver Co.	64,700	1,895,063
Avon Products, Inc.	85,900	2,705,850

		4,600,913

Tobacco (1.3%)
Philip Morris International, Inc.	97,700	4,708,163

Total Consumer Staples		39,535,475

Energy (5.0%)
Energy Equipment & Services (4.1%)
Baker Hughes, Inc.	22,900	926,992
Diamond Offshore Drilling, Inc.	12,000	1,181,040
Schlumberger Ltd.	145,291	9,456,991
Transocean Ltd.*	23,700	1,962,360
Weatherford International Ltd.*	56,600	1,013,706

		14,541,089

Oil, Gas & Consumable Fuels (0.9%)
EOG Resources, Inc.	20,200	1,965,460
Marathon Oil Corp.	40,300	1,258,166

		3,223,626

Total Energy		17,764,715

	Number of Shares	Value (Note 1)

Financials (8.2%)
Capital Markets (4.1%)
Charles Schwab Corp.	235,900	$4,439,638
Goldman Sachs Group, Inc.	61,200	10,333,008

		14,772,646

Diversified Financial Services (1.6%)
CME Group, Inc.	2,300	772,685
JPMorgan Chase & Co.	118,100	4,921,227

		5,693,912

Insurance (1.7%)
Berkshire Hathaway, Inc., Class A*	16	1,587,200
Progressive Corp.*	189,000	3,400,110
RenaissanceReinsurance Holdings Ltd.	20,100	1,068,315

		6,055,625

Thrifts & Mortgage Finance (0.8%)
Hudson City Bancorp, Inc.	194,800	2,674,604

Total Financials		29,196,787

Health Care (19.5%)
Biotechnology (3.1%)
Celgene Corp.*	197,100	10,974,528

Health Care Equipment & Supplies (4.1%)
Baxter International, Inc.	154,500	9,066,060
Medtronic, Inc.	127,600	5,611,848

		14,677,908

Health Care Providers & Services (3.1%)
Aetna, Inc.	56,400	1,787,880
DaVita, Inc.*	109,700	6,443,778
UnitedHealth Group, Inc.	85,100	2,593,848

		10,825,506

Health Care Technology (4.7%)
Cerner Corp.*	203,800	16,801,272

Pharmaceuticals (4.5%)
Allergan, Inc.	82,200	5,179,422
Merck & Co., Inc.	39,800	1,454,292
Shire plc (ADR)	107,000	6,280,900
Teva Pharmaceutical Industries Ltd. (ADR)	56,084	3,150,799

		16,065,413

Total Health Care		69,344,627

Industrials (8.4%)
Air Freight & Logistics (1.2%)
FedEx Corp.	50,000	4,172,500

Commercial Services & Supplies (0.5%)
Iron Mountain, Inc.*	83,300	1,895,908

Construction & Engineering (0.2%)
Jacobs Engineering Group, Inc.*	22,000	827,420

Electrical Equipment (2.7%)
Emerson Electric Co.	42,600	1,814,760
First Solar, Inc.*	58,400	7,907,360

		9,722,120

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Machinery (2.6%)
Cummins, Inc.	17,800	$816,308
Danaher Corp.	57,900	4,354,080
Illinois Tool Works, Inc.	82,700	3,968,773

		9,139,161

Professional Services (0.6%)
Monster Worldwide, Inc.*	125,000	2,175,000

Trading Companies & Distributors (0.6%)
W.W. Grainger, Inc.	20,800	2,014,064

Total Industrials		29,946,173

Information Technology (28.4%)
Communications Equipment (8.4%)
Cisco Systems, Inc.*	372,880	8,926,747
Juniper Networks, Inc.*	273,300	7,288,911
QUALCOMM, Inc.	216,700	10,024,542
Research In Motion Ltd.*	54,200	3,660,668

		29,900,868

Computers & Peripherals (4.2%)
Apple, Inc.*	47,800	10,079,108
International Business Machines Corp.	15,400	2,015,860
NetApp, Inc.*	86,400	2,971,296

		15,066,264

Electronic Equipment, Instruments & Components (0.5%)
Jabil Circuit, Inc.	102,100	1,773,477

Internet Software & Services (6.4%)
eBay, Inc.*	95,900	2,257,486
Google, Inc., Class A*	31,680	19,640,967
Yahoo!, Inc.*	55,399	929,595

		22,828,048

IT Services (3.1%)
Paychex, Inc.	135,700	4,157,848
Visa, Inc., Class A	78,800	6,891,848

		11,049,696

Semiconductors & Semiconductor Equipment (1.7%)
Broadcom Corp., Class A*	143,600	4,516,220
Maxim Integrated Products, Inc.	78,000	1,583,400

		6,099,620

Software (4.1%)
Adobe Systems, Inc.*	182,200	6,701,316
Nintendo Co., Ltd. (ADR)	81,200	2,421,384

	Number of Shares	Value (Note 1)

Oracle Corp.	220,200	$5,403,708

		14,526,408

Total Information Technology		101,244,381

Materials (6.3%)
Chemicals (2.5%)
Ecolab, Inc.	47,400	2,113,092
Monsanto Co.	83,500	6,826,125

		8,939,217

Construction Materials (1.3%)
Vulcan Materials Co.	89,200	4,698,164

Metals & Mining (2.5%)
Allegheny Technologies, Inc.	138,100	6,182,737
Cliffs Natural Resources, Inc.	61,400	2,829,926

		9,012,663

Total Materials		22,650,044

Telecommunication Services (2.0%)
Wireless Telecommunication Services (2.0%)
American Tower Corp., Class A*	161,958	6,998,205

Total Telecommunication Services		6,998,205

Total Common Stocks (99.4%) (Cost $306,783,929)		354,011,762

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (1.0%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $3,688,675)	$3,688,675	3,688,675

Total Investments (100.4%) (Cost/Amortized Cost $310,472,604)		357,700,437
Other Assets Less Liabilities (-0.4%)		(1,360,156)

Net Assets (100%)		$356,340,281

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$37,331,355	$—	$—	$37,331,355
Consumer Staples	39,535,475	—	—	39,535,475
Energy	17,764,715	—	—	17,764,715
Financials	29,196,787	—	—	29,196,787
Health Care	69,344,627	—	—	69,344,627
Industrials	29,946,173	—	—	29,946,173
Information Technology	101,244,381	—	—	101,244,381
Materials	22,650,044	—	—	22,650,044
Telecommunication Services	6,998,205	—	—	6,998,205
Short-Term Investments	—	3,688,675	—	3,688,675

Total Assets	$354,011,762	$3,688,675	$—	$357,700,437

Total Liabilities	$—	$—	$—	$—

Total	$354,011,762	$3,688,675	$—	$357,700,437

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$149,592,141
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$154,008,674

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$56,673,542
Aggregate gross unrealized depreciation	(10,051,881)

Net unrealized appreciation	$46,621,661

Federal income tax cost of investments	$311,078,776

The Portfolio has a net capital loss carryforward of $168,770,670 of which $36,146,108 expires in the year 2010, $17,002,340 expires in the year 2011, $29,260,906 expires in the year 2016, and $86,361,316 expires in the year 2017.

The Portfolio had a net capital loss carryforward of $15,778,664 expire during 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $310,472,604)	$357,700,437
Dividends, interest and other receivables	316,888
Receivable from Separate Accounts for Trust shares sold	75,110
Receivable for securities sold	58,781
Other assets	1,644

Total assets	358,152,860

LIABILITIES
Payable for securities purchased	1,156,535
Payable to Separate Accounts for Trust shares redeemed	271,521
Investment management fees payable	165,689
Distribution fees payable - Class IB	71,893
Administrative fees payable	33,219
Trustees’ fees payable	1,133
Accrued expenses	112,589

Total liabilities	1,812,579

NET ASSETS	$356,340,281

Net assets were comprised of:
Paid in capital	$481,390,091
Accumulated undistributed net investment income (loss)	75,993
Accumulated undistributed net realized gain (loss) on investments	(172,353,636)
Unrealized appreciation (depreciation) on investments	47,227,833

Net assets	$356,340,281

Class IA
Net asset value, offering and redemption price per share, $585,517 / 50,069 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.69

Class IB
Net asset value, offering and redemption price per share, $355,754,764 / 30,437,831 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.69

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $3,346 foreign withholding tax)	$4,025,907

EXPENSES
Investment management fees	2,027,858
Distribution fees - Class IB	778,761
Administrative fees	349,079
Printing and mailing expenses	85,536
Professional fees	24,660
Custodian fees	18,500
Trustees’ fees	7,864
Miscellaneous	13,600

Gross expenses	3,305,858
Less: Waiver from investment advisor	(340,788)
Fees paid indirectly	(25,339)

Net expenses	2,939,731

NET INVESTMENT INCOME (LOSS)	1,086,176

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	(75,071,363)
Net change in unrealized appreciation (depreciation) on securities	166,169,248

NET REALIZED AND UNREALIZED GAIN (LOSS)	91,097,885

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$92,184,061

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,086,176	$681,133
Net realized gain (loss) on investments	(75,071,363)	(43,209,018)
Net change in unrealized appreciation (depreciation) on investments	166,169,248	(151,028,598)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	92,184,061	(193,556,483)

DIVIDENDS:
Dividends from net investment income
Class IA	(3,088)	(4,236)
Class IB	(1,022,529)	(712,271)

TOTAL DIVIDENDS	(1,025,617)	(716,507)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 75,746 and 73,717 shares, respectively ]	721,778	899,294
Capital shares issued in reinvestment of dividends [ 272 and 412 shares, respectively ]	3,088	4,236
Capital shares repurchased [ (82,528) and (571,172) shares, respectively ]	(756,826)	(7,663,829)

Total Class IA transactions	(31,960)	(6,760,299)

Class IB
Capital shares sold [ 3,737,216 and 5,861,484 shares, respectively ]	35,454,733	72,054,798
Capital shares issued in reinvestment of dividends [ 90,340 and 78,868 shares, respectively ]	1,022,529	712,271
Capital shares repurchased [ (5,872,494) and (5,727,897) shares, respectively ]	(57,252,840)	(70,817,416)

Total Class IB transactions	(20,775,578)	1,949,653

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(20,807,538)	(4,810,646)

TOTAL INCREASE (DECREASE) IN NET ASSETS	70,350,906	(199,083,636)
NET ASSETS:
Beginning of year	285,989,375	485,073,011

End of year (a)	$356,340,281	$285,989,375

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$75,993	$15,434

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007		2006		2005
Net asset value, beginning of year	$8.79	$14.82	$14.01		$13.07		$12.43

Income (loss) from investment operations:
Net investment income (loss)	0.05 (e)	0.06 (e)	0.05	(e)	0.03	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.91	(6.01)	0.76		0.97		0.65

Total from investment operations	2.96	(5.95)	0.81		1.00		0.67

Less distributions:
Dividends from net investment income	(0.06)	(0.08)	—		(0.06)		(0.03)

Net asset value, end of year	$11.69	$8.79	$14.82		$14.01		$13.07

Total return	33.73%	(40.24)%	5.78%		7.63%		5.38%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$586	$498	$8,206		$139		$131
Ratio of expenses to average net assets:
After waivers	0.70%	0.70%	0.70%		0.70%		0.70%
After waivers and fees paid indirectly	0.69%	0.69%	0.70%		0.69%		0.69%
Before waivers and fees paid indirectly	0.81%	0.80%	0.79%		0.78%		0.74%
Ratio of net investment income to average net assets:
After waivers	0.54%	0.42%	0.36%		0.24%		0.17%
After waivers and fees paid indirectly	0.55%	0.43%	0.36%		0.25%		0.18%
Before waivers and fees paid indirectly	0.43%	0.32%	0.27%		0.17%		0.13%
Portfolio turnover rate	50%	43%	39%		33%		49%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01	$0.01	$0.01		$0.01		$—	#

	Year Ended December 31,
Class IB	2009	2008	2007		2006		2005
Net asset value, beginning of year	$8.79	$14.78	$14.01		$13.06		$12.46

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	0.02 (e)	—	#(e)	—	#(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.90	(5.99)	0.77		0.97		0.64

Total from investment operations	2.93	(5.97)	0.77		0.97		0.63

Less distributions:
Dividends from net investment income	(0.03)	(0.02)	—		(0.02)		(0.03)

Net asset value, end of year	$11.69	$8.79	$14.78		$14.01		$13.06

Total return	33.39%	(40.38)%	5.50%		7.44%		5.04%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$355,755	$285,492	$476,867		$402,219		$297,416
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%		0.95%		0.95%
After waivers and fees paid indirectly	0.94%	0.94%	0.95%		0.94%		0.94%
Before waivers and fees paid indirectly	1.06%	1.05%	1.04%		1.03%		0.99%
Ratio of net investment income to average net assets:
After waivers	0.34%	0.16%	0.01%		(0.01)%		(0.08)%
After waivers and fees paid indirectly	0.35%	0.17%	0.01%		—	%‡‡	(0.07)%
Before waivers and fees paid indirectly	0.23%	0.06%	(0.08)%		(0.09)%		(0.12)%
Portfolio turnover rate	50%	43%	39%		33%		49%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01	$0.01	$0.01		$0.01		$—	#

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

#	Per share amount is less than $0.01.
‡‡	Amount is less than 0.01%.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	31.73%	(0.61)%	1.06%	1.64%
Portfolio – IB Shares	31.36	(0.85)	0.89	1.48
S&P 500 Index	26.46	0.42	(0.95)	0.08

*   Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/1/99

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 31.73% for the year ended December 31, 2009. The Portfolio’s benchmark, the S&P 500 Index, returned 26.46% over the same period.

Asset Class Overview

Over the 12 months, large cap stocks, as measured by the S&P 500 Index, returned 26.46%. Nine out of the ten sectors in the index delivered double-digit returns. Information technology was the strongest performing and largest sector, comprising approximately 18% of the index. Materials and consumer discretionary sectors also made strong gains. Defensive sectors such as utilities and telecommunications services were the worst performing sectors, although both still made a positive contribution to the benchmark’s return.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	Goldman Sachs, NetApp, Jabil Circuit, Cerner, Urban Outfitters and Google all more than doubled during the year. Goldman Sachs benefited from resurgent capital markets.

•

Stock selection among Technology companies was good. NetApp beat revenue expectations and saw better margins from a shift in its product mix. Jabil Circuit showed sequential revenue growth late in the year, even though year-on-year comparisons were still negative. Cerner benefited from government incentives to digitize medical records. Urban Outfitters advanced sharply after dire predictions on consumer spending did not come to pass. Google rose on gains in advertising revenue and hopes for its Android operating system for mobile devices.

•	Holding almost no Exxon Mobil also helped relative returns.

•	Stock selection within the Telecommunication Services sector was beneficial to the Portfolio.

What hurt performance during the year:

•

While stock selection among Health Care companies was positive, several holdings hampered results, as did having a larger-than-benchmark weight in the sector. Biogen Idec fell on fresh concerns over its multiple sclerosis drug Tysabri while Celgene shares were volatile as investors struggled to interpret test results for its cancer drug Revlimid.

•	Stock selection within the Industrials sector was a detractor from performance.

Portfolio Positioning and Outlook

Businesses may benefit in 2010 from a recovering economy, inventory rebuilding, a competitive currency, fiscal stimulus and accommodative monetary policy. At year-end, inflation is a concern. The Fed appears committed to keeping short-term interest rates low and the steep yield curve is helping banks rebuild reserves. Potential headwinds may include diminished consumer spending. At the end of the year, the Portfolio had investments in media and retail companies. We have sought companies that might be able to grow revenues beyond 2010 as the inventory cycle wanes and the benefits of monetary and fiscal policies fade. At year’s end, the Portfolio owned companies that we believe fit this description in the areas of Technology, Health Care, and Materials.

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	18.0%
Health Care	15.3
Financials	14.2
Consumer Staples	11.8
Energy	11.6
Consumer Discretionary	9.7
Industrials	8.5
Materials	4.6
Telecommunication Services	3.7
Utilities	1.7
Cash and Other	0.9

100.0%

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,249.60	$4.08
Hypothetical (5% average return before expenses)	1,000.00	1,021.58	3.67
Class IB
Actual	1,000.00	1,247.60	5.50
Hypothetical (5% average return before expenses)	1,000.00	1,020.32	4.94

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.72% and 0.97%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.7%)
Diversified Consumer Services (1.0%)
Strayer Education, Inc.	57,500	$12,218,175

Hotels, Restaurants & Leisure (0.7%)
Carnival Corp.*	254,500	8,065,105

Media (3.1%)
CBS Corp., Class B^	213,600	3,001,080
Gannett Co., Inc.	869,300	12,909,105
Scripps Networks Interactive, Inc., Class A	160,300	6,652,450
Time Warner Cable, Inc.	206,430	8,544,138
Viacom, Inc., Class B*	190,800	5,672,484

		36,779,257

Multiline Retail (1.5%)
Target Corp.	383,000	18,525,710

Specialty Retail (2.8%)
Home Depot, Inc.	350,500	10,139,965
Lowe’s Cos., Inc.	384,300	8,988,777
Urban Outfitters, Inc.*	424,200	14,842,758

		33,971,500

Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc.	154,500	5,643,885
Hanesbrands, Inc.*^	48,387	1,166,610

		6,810,495

Total Consumer Discretionary		116,370,242

Consumer Staples (11.8%)
Beverages (2.6%)
Coca-Cola Co.	185,700	10,584,900
PepsiCo, Inc.	341,900	20,787,520

		31,372,420

Food & Staples Retailing (1.5%)
Costco Wholesale Corp.^	123,000	7,277,910
Wal-Mart Stores, Inc.	207,800	11,106,910

		18,384,820

Food Products (2.6%)
General Mills, Inc.	230,800	16,342,948
Kraft Foods, Inc., Class A	566,014	15,384,260

		31,727,208

Household Products (2.5%)
Colgate-Palmolive Co.	143,100	11,755,665
Procter & Gamble Co.	290,500	17,613,015

		29,368,680

Personal Products (0.6%)
Alberto-Culver Co.	225,900	6,616,611

Tobacco (2.0%)
Philip Morris International, Inc.	500,772	24,132,203

Total Consumer Staples		141,601,942

Energy (11.6%)
Energy Equipment & Services (2.6%)
Diamond Offshore Drilling, Inc.	58,100	5,718,202
Schlumberger Ltd.	135,600	8,826,204

	Number of Shares	Value (Note 1)

Transocean Ltd.*	75,100	$6,218,280
Weatherford International Ltd.*	619,400	11,093,454

		31,856,140

Oil, Gas & Consumable Fuels (9.0%)
Cenovus Energy, Inc.	444,800	11,208,960
Chevron Corp.	480,212	36,971,522
Pioneer Natural Resources Co.	337,300	16,247,741
Royal Dutch Shell plc (ADR), Class A	720,400	43,303,244

		107,731,467

Total Energy		139,587,607

Financials (14.2%)
Capital Markets (6.6%)
Bank of New York Mellon Corp.	222,600	6,226,122
BlackRock, Inc.	31,700	7,360,740
Charles Schwab Corp.	396,400	7,460,248
Goldman Sachs Group, Inc.	315,300	53,235,252
State Street Corp.	116,900	5,089,826

		79,372,188

Diversified Financial Services (2.7%)
CME Group, Inc.	19,700	6,618,215
JPMorgan Chase & Co.	618,936	25,791,063

		32,409,278

Insurance (3.6%)
Allstate Corp.	411,800	12,370,472
Aon Corp.	177,000	6,786,180
Berkshire Hathaway, Inc., Class A*	57	5,654,400
Progressive Corp.*	542,700	9,763,173
RenaissanceReinsurance Holdings Ltd.	158,500	8,424,275

		42,998,500

Real Estate Investment Trusts (REITs) (1.3%)
Plum Creek Timber Co., Inc. (REIT)^	151,600	5,724,416
Ventas, Inc. (REIT)	234,800	10,270,152

		15,994,568

Total Financials		170,774,534

Health Care (15.3%)
Biotechnology (2.5%)
Celgene Corp.*	547,100	30,462,528

Health Care Equipment & Supplies (2.1%)
Baxter International, Inc.	239,100	14,030,388
Medtronic, Inc.	247,500	10,885,050

		24,915,438

Health Care Providers & Services (1.6%)
DaVita, Inc.*	324,975	19,089,031

Health Care Technology (1.6%)
Cerner Corp.*^	232,200	19,142,568

Life Sciences Tools & Services (0.5%)
Mettler-Toledo International, Inc.*	63,900	6,708,861

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Pharmaceuticals (7.0%)
Allergan, Inc.	357,812	$22,545,734
Johnson & Johnson	238,900	15,387,549
Merck & Co., Inc.	591,810	21,624,738
Shire plc (ADR)	412,600	24,219,620

		83,777,641

Total Health Care		184,096,067

Industrials (8.5%)
Air Freight & Logistics (1.5%)
FedEx Corp.	206,400	17,224,080

Commercial Services & Supplies (0.5%)
Iron Mountain, Inc.*	275,400	6,268,104

Construction & Engineering (0.4%)
Jacobs Engineering Group, Inc.*	118,000	4,437,980

Electrical Equipment (1.3%)
Emerson Electric Co.	211,400	9,005,640
First Solar, Inc.*^	50,200	6,797,080

		15,802,720

Industrial Conglomerates (0.4%)
General Electric Co.	328,428	4,969,116

Machinery (2.8%)
Cummins, Inc.	199,600	9,153,656
Danaher Corp.	124,200	9,339,840
Illinois Tool Works, Inc.	146,800	7,044,932
Parker Hannifin Corp.^	155,900	8,399,892

		33,938,320

Professional Services (0.3%)
Monster Worldwide, Inc.*^	229,900	4,000,260

Road & Rail (1.3%)
Norfolk Southern Corp.	296,500	15,542,530

Total Industrials		102,183,110

Information Technology (18.0%)
Communications Equipment (3.3%)
Cisco Systems, Inc.*	422,987	10,126,309
Juniper Networks, Inc.*	523,800	13,969,746
QUALCOMM, Inc.	254,000	11,750,040
Research In Motion Ltd.*	60,600	4,092,924

		39,939,019

Computers & Peripherals (4.8%)
Apple, Inc.*	149,600	31,544,656
NetApp, Inc.*	745,700	25,644,623

		57,189,279

Electronic Equipment, Instruments & Components (2.5%)
Agilent Technologies, Inc.*	362,200	11,253,554
Jabil Circuit, Inc.	1,116,800	19,398,816

		30,652,370

Internet Software & Services (2.5%)
Google, Inc., Class A*	42,580	26,398,748
Yahoo!, Inc.*	218,500	3,666,430

		30,065,178

	Number of Shares	Value (Note 1)

IT Services (1.9%)
Paychex, Inc.^	82,100	$2,515,544
Visa, Inc., Class A	226,400	19,800,944

		22,316,488

Semiconductors & Semiconductor Equipment (0.9%)
Maxim Integrated Products, Inc.^	520,300	10,562,090

Software (2.1%)
Adobe Systems, Inc.*	275,300	10,125,534
Oracle Corp.	615,300	15,099,462

		25,224,996

Total Information Technology		215,949,420

Materials (4.6%)
Chemicals (1.7%)
Air Products & Chemicals, Inc.	72,600	5,884,956
Monsanto Co.	83,400	6,817,950
Potash Corp. of Saskatchewan, Inc.	67,400	7,312,900

		20,015,806

Construction Materials (0.5%)
Vulcan Materials Co.^	124,900	6,578,483

Metals & Mining (2.4%)
Allegheny Technologies, Inc.^	214,300	9,594,211
Barrick Gold Corp.	181,900	7,163,222
Cliffs Natural Resources, Inc.^	110,400	5,088,336
Nucor Corp.	150,200	7,006,830

		28,852,599

Total Materials		55,446,888

Telecommunication Services (3.7%)
Diversified Telecommunication Services (0.6%)
tw telecom, Inc.*^	393,000	6,736,020

Wireless Telecommunication Services (3.1%)
American Tower Corp., Class A*	865,700	37,406,897

Total Telecommunication Services		44,142,917

Utilities (1.7%)
Electric Utilities (0.7%)
Edison International	156,100	5,429,158
Exelon Corp.	70,500	3,445,335

		8,874,493

Multi-Utilities (0.4%)
Sempra Energy	91,600	5,127,768

Water Utilities (0.6%)
American Water Works Co., Inc.	316,600	7,095,006

Total Utilities		21,097,267

Total Common Stocks (99.1%) (Cost $1,053,350,915)		1,191,249,994

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (0.2%)
Goldman Sachs & Co., Repurchase Agreement
0.01%, 1/4/10 (v)	$971,995	$971,995
Monumental Global Funding II 0.40%, 3/26/10 (l)	1,000,000	993,622

Total Short-Term Investments of Cash Collateral for Securities Loaned		1,965,617

Time Deposit (1.2%)
JPMorgan Chase Nassau 0.000%, 1/4/10	14,337,550	14,337,550

Total Short-Term Investments (1.4%) (Cost/Amortized Cost $16,309,545)		16,303,167

Total Investments (100.5%) (Cost/Amortized Cost $1,069,660,460)		1,207,553,161
Other Assets Less Liabilities (-0.5%)		(5,601,382)

Net Assets (100%)		$1,201,951,779

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Government National Mortgage Association, 2.750% - 15.000%, maturing 2/15/10 to 12/20/39, which had a total value of $991,434.

Glossary:

ADR—	American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets For Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$116,370,242	$—	$—	$116,370,242
Consumer Staples	141,601,942	—	—	141,601,942
Energy	139,587,607	—	—	139,587,607
Financials	170,774,534	—	—	170,774,534
Health Care	184,096,067	—	—	184,096,067
Industrials	102,183,110	—	—	102,183,110
Information Technology	215,949,420	—	—	215,949,420
Materials	55,446,888	—	—	55,446,888
Telecommunication Services	44,142,917	—	—	44,142,917
Utilities	21,097,267	—	—	21,097,267
Short-Term Investments	—	16,303,167	—	16,303,167

Total Assets	$1,191,249,994	$16,303,167	$—	$1,207,553,161

Total Liabilities	$—	$—	$—	$—

Total	$1,191,249,994	$16,303,167	$—	$1,207,553,161

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$550,276,436
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$648,683,607

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$181,692,833
Aggregate gross unrealized depreciation	(43,800,132)

Net unrealized appreciation	$137,892,701

Federal income tax cost of investments	$1,069,660,460

At December 31, 2009, the Portfolio had loaned securities with a total value of $1,902,123. This was secured by collateral of $1,971,995, which was received as cash and subsequently invested in short-term investments currently valued at $1,965,617, as reported in the Portfolio of Investments.

The Portfolio has a net capital loss carryforward of $423,362,470 of which $191,969,826 expires in the year 2016, and $231,392,644 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $1,069,660,460) (Securities on loan at market value $1,902,123)	$1,207,553,161
Cash	14,488
Dividends, interest and other receivables	1,406,622
Receivable for securities sold	381,561
Receivable from Separate Accounts for Trust shares sold	324,342
Other assets	12,249

Total assets	1,209,692,423

LIABILITIES
Payable for securities purchased	3,728,027
Payable for return of cash collateral on securities loaned	1,971,995
Payable to Separate Accounts for Trust shares redeemed	900,715
Investment management fees payable	590,673
Distribution fees payable - Class IB	247,482
Administrative fees payable	106,024
Trustees’ fees payable	3,828
Accrued expenses	191,900

Total liabilities	7,740,644

NET ASSETS	$1,201,951,779

Net assets were comprised of:
Paid in capital	$1,487,308,509
Accumulated undistributed net investment income (loss)	113,039
Accumulated undistributed net realized gain (loss) on investments	(423,362,470)
Unrealized appreciation (depreciation) on investments	137,892,701

Net assets	$1,201,951,779

Class IA
Net asset value, offering and redemption price per share, $22,197,062 / 2,102,083 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.56

Class IB
Net asset value, offering and redemption price per share, $1,179,754,717 / 111,590,909 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.57

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $28,802 foreign withholding tax)	$22,192,899
Securities lending (net)	92,506

Total income	22,285,405

EXPENSES
Investment management fees	6,803,720
Distribution fees - Class IB	2,583,759
Administrative fees	1,106,424
Printing and mailing expenses	283,050
Custodian fees	44,500
Professional fees	27,508
Trustees’ fees	27,113
Miscellaneous	34,746

Gross expenses	10,910,820
Less: Waiver from investment advisor	(741,349)
Fees paid indirectly	(128,363)

Net expenses	10,041,108

NET INVESTMENT INCOME (LOSS)	12,244,297

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	(177,115,999)
Net change in unrealized appreciation (depreciation) on securities	460,841,105

NET REALIZED AND UNREALIZED GAIN (LOSS)	283,725,106

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$295,969,403

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,244,297	$14,156,175
Net realized gain (loss) on investments	(177,115,999)	(244,049,211)
Net change in unrealized appreciation (depreciation) on investments	460,841,105	(498,180,394)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	295,969,403	(728,073,430)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(277,682)	(299,108)
Class IB	(11,841,779)	(13,938,659)

	(12,119,461)	(14,237,767)

Distributions from net realized capital gains
Class IA	—	(456,583)
Class IB	—	(25,646,787)

	—	(26,103,370)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(12,119,461)	(40,341,137)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 405,299 and 426,050 shares, respectively ]	3,713,797	4,848,804
Capital shares issued in reinvestment of dividends and distributions [ 27,048 and 75,270 shares, respectively ]	277,682	755,691
Capital shares repurchased [ (601,446) and (843,213) shares, respectively ]	(5,338,314)	(9,812,482)

Total Class IA transactions	(1,346,835)	(4,207,987)

Class IB
Capital shares sold [ 4,261,654 and 3,883,444 shares, respectively ]	36,473,768	44,318,856
Capital shares issued in reinvestment of dividends and distributions [ 1,152,012 and 3,871,654 shares, respectively ]	11,841,779	39,585,446
Capital shares repurchased [ (18,308,205) and (27,188,855) shares, respectively ]	(158,852,352)	(315,325,786)

Total Class IB transactions	(110,536,805)	(231,421,484)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(111,883,640)	(235,629,471)

TOTAL INCREASE (DECREASE) IN NET ASSETS	171,966,302	(1,004,044,038)
NET ASSETS:
Beginning of year	1,029,985,477	2,034,029,515

End of year (a)	$1,201,951,779	$1,029,985,477

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$113,039	$106,367

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (h)(p)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.12	$13.87	$13.94	$12.50	$11.86

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.13 (e)	0.13 (e)	0.11 (e)	0.09 (e)
Net realized and unrealized gain (loss) on investments	2.45	(5.55)	0.13	1.44	0.65

Total from investment operations	2.57	(5.42)	0.26	1.55	0.74

Less distributions:
Dividends from net investment income	(0.13)	(0.13)	(0.18)	(0.11)	(0.10)
Distributions from net realized gains	—	(0.20)	(0.15)	—	—

Total dividends and distributions	(0.13)	(0.33)	(0.33)	(0.11)	(0.10)

Net asset value, end of year	$10.56	$8.12	$13.87	$13.94	$12.50

Total return	31.73%	(39.50)%	1.89%	12.32%	6.32%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,197	$18,434	$36,235	$4,494	$3,981
Ratio of expenses to average net assets:
After waivers	0.72%	0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly	0.71%	0.69%	0.70%	0.69%	0.69%
Before waivers and fees paid indirectly	0.79%	0.77%	0.76%	0.75%	0.70%
Ratio of net investment income to average net assets:
After waivers	1.39%	1.14%	0.92%	0.81%	0.72%
After waivers and fees paid indirectly	1.41%	1.15%	0.93%	0.82%	0.73%
Before waivers and fees paid indirectly	1.32%	1.08%	0.86%	0.76%	0.72%
Portfolio turnover rate	53%	41%	68%	28%	30%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01	$0.01	$0.01	$0.01	$— #

	Year Ended December 31,
Class IB	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.13	$13.88	$13.95	$12.51	$11.86

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.10 (e)	0.09 (e)	0.07 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments	2.45	(5.54)	0.13	1.45	0.66

Total from investment operations	2.55	(5.44)	0.22	1.52	0.72

Less distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.14)	(0.08)	(0.07)
Distributions from net realized gains	—	(0.20)	(0.15)	—	—

Total dividends and distributions	(0.11)	(0.31)	(0.29)	(0.08)	(0.07)

Net asset value, end of year	$10.57	$8.13	$13.88	$13.95	$12.51

Total return	31.36%	(39.62)%	1.63%	12.12%	6.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,179,755	$1,011,551	$1,997,795	$1,060,928	$1,025,615
Ratio of expenses to average net assets:
After waivers	0.97%	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.96%	0.94%	0.95%	0.94%	0.94%
Before waivers and fees paid indirectly	1.04%	1.02%	1.01%	1.00%	0.95%
Ratio of net investment income to average net assets:
After waivers	1.15%	0.89%	0.59%	0.56%	0.47%
After waivers and fees paid indirectly	1.16%	0.90%	0.59%	0.57%	0.48%
Before waivers and fees paid indirectly	1.08%	0.83%	0.52%	0.51%	0.47%
Portfolio turnover rate	53%	41%	68%	28%	30%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01	$0.01	$0.01	$0.01	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (h)(p)

FINANCIAL HIGHLIGHTS (Continued)

#	Per share amount is less than $0.01.
(e)	Net investment income per share is based on average shares outstanding.
(h)	On July 6, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Capital Guardian U.S.Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2007 represents the results of operations of the EQ/Capital Guardian Research Portfolio.
(p)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MONY Diversified Portfolio and EQ/MONY Equity Growth Portfolio that followed the same objectives as this Portfolio.

See Notes to Financial Statements.

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares	28.68%	(2.69)%	(2.58)%	10.68%
Portfolio – IB Shares*	28.31	(2.94)	(2.83)	10.43
Russell 3000® Index	28.34	0.76	(0.20)

*   Date of inception 10/2/96. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 1/13/76

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 28.68% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 3000® Index, returned 28.34% over the same period.

Asset Class Overview

After plunging early in the year following the 2008 crash, U.S. equities came roaring back in 2009. The market gained amid gradually growing investor confidence that the worst of the global financial crisis was over and that an economic and corporate-profit recovery was under way. Despite a sharp first-quarter decline, the Russell 3000® Index finished 2009 up 28.34%, including a 5.9% gain in the fourth quarter.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	The sectors that contributed most to relative performance during the year were Information Technology, Consumer Discretionary, Healthcare, Industrials and Financial.

•

The top five stocks that provided the most positive impact on the benchmark performance for the year were Apple Computer Inc., Microsoft Corp., Google Inc., International Business Machines and Cisco Systems Inc.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year were Telecommunication Services, Utilities, Consumer Staples, Materials and Energy.

•	The five stocks that had the least impact to performance on the benchmark for the year were Exxon Mobil Corp., Citigroup Inc., Gilead Sciences Inc., Genzyme Corp. and Kroger Co.

Portfolio Positioning and Outlook

The Portfolio will continue to meet its performance objective by approximating the investment return of the underlying index, the Russell 3000 Index.

It is not possible to invest directly in an unmanaged index such as the Russell 3000 Index.

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	19.3%
Financials	14.8
Health Care	12.7
Industrials	10.8
Energy	10.7
Consumer Discretionary	10.4
Consumer Staples	10.1
Materials	4.1
Utilities	3.9
Telecommunication Services	2.9
Cash and Other	0.3

100.0%

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,231.40	$2.70
Hypothetical (5% average return before expenses)	1,000.00	1,022.79	2.45
Class IB
Actual	1,000.00	1,228.60	4.10
Hypothetical (5% average return before expenses)	1,000.00	1,021.53	3.72

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.48% and 0.73% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.4%)
Auto Components (0.3%)
ArvinMeritor, Inc.*	200	$2,236
Autoliv, Inc.	35,000	1,517,600
BorgWarner, Inc.	56,830	1,887,893
Federal Mogul Corp.*	69,800	1,207,540
Fuel Systems Solutions, Inc.*	11,800	486,632
Gentex Corp.^	62,900	1,122,765
Johnson Controls, Inc.	272,530	7,423,717
Modine Manufacturing Co.*	830	9,827
Stoneridge, Inc.*	800	7,208
WABCO Holdings, Inc.	29,970	772,926

		14,438,344

Automobiles (0.3%)
Ford Motor Co.*	1,344,200	13,442,000
Harley-Davidson, Inc.	109,650	2,763,180
Thor Industries, Inc.	26,110	819,854
Winnebago Industries, Inc.*	1,470	17,934

		17,042,968

Distributors (0.1%)
Core-Mark Holding Co., Inc.*	40	1,318
Genuine Parts Co.^	71,500	2,714,140
LKQ Corp.*	62,200	1,218,498

		3,933,956

Diversified Consumer Services (0.4%)
American Public Education, Inc.*^	8,600	295,496
Apollo Group, Inc., Class A*	53,030	3,212,557
Capella Education Co.*^	7,800	587,340
Career Education Corp.*	40,090	934,498
Coinstar, Inc.*^	19,900	552,822
Corinthian Colleges, Inc.*^	34,300	472,311
DeVry, Inc.	25,800	1,463,634
H&R Block, Inc.^	142,850	3,231,267
Hillenbrand, Inc.	26,700	503,028
ITT Educational Services, Inc.*	16,100	1,544,956
K12, Inc.*	16,500	334,455
Matthews International Corp., Class A	13,300	471,219
Regis Corp.	40,600	632,142
Sotheby’s, Inc.	48,300	1,085,784
Steiner Leisure Ltd.*	150	5,964
Strayer Education, Inc.^	6,000	1,274,940
Weight Watchers International, Inc.	15,500	451,980

		17,054,393

Hotels, Restaurants & Leisure (1.6%)
Bally Technologies, Inc.*	26,650	1,100,379
BJ’s Restaurants, Inc.*	550	10,351
Bob Evans Farms, Inc.^	23,530	681,193
Brinker International, Inc.	50,690	756,295
Burger King Holdings, Inc.	33,000	621,060
Carnival Corp.*	192,560	6,102,226
CEC Entertainment, Inc.*	22,050	703,836
Choice Hotels International, Inc.	15,500	490,730

	Number of Shares	Value (Note 1)

Churchill Downs, Inc.	30	$1,120
CKE Restaurants, Inc.	660	5,584
Darden Restaurants, Inc.	62,950	2,207,656
Denny’s Corp.*	2,590	5,672
Gaylord Entertainment Co.*	30,900	610,275
International Game Technology	144,360	2,709,637
International Speedway Corp., Class A	14,900	423,905
Interval Leisure Group, Inc.*	1,064	13,268
Isle of Capri Casinos, Inc.*	420	3,142
Jack in the Box, Inc.*	25,580	503,159
Krispy Kreme Doughnuts, Inc.*	1,140	3,363
Las Vegas Sands Corp.*^	126,200	1,885,428
Life Time Fitness, Inc.*	25,100	625,743
Marriott International, Inc., Class A^	132,125	3,600,406
McDonald’s Corp.	472,440	29,499,154
O’Charleys, Inc.*	60	393
Panera Bread Co., Class A*^	12,200	817,034
Papa John’s International, Inc.*	23,600	551,296
Penn National Gaming, Inc.*	500	13,590
Royal Caribbean Cruises Ltd.*^	61,750	1,561,040
Ruby Tuesday, Inc.*	1,320	9,504
Scientific Games Corp., Class A*	30,000	436,500
Speedway Motorsports, Inc.	27,700	488,074
Starbucks Corp.*	322,550	7,438,003
Starwood Hotels & Resorts Worldwide, Inc.^	86,700	3,170,619
Steak n Shake Co.*	27	8,751
Town Sports International Holdings, Inc.*	160	373
Vail Resorts, Inc.*	16,600	627,480
Wendy’s/Arby’s Group, Inc., Class A	192,500	902,825
WMS Industries, Inc.*	19,600	784,000
Wyndham Worldwide Corp.	80,470	1,623,080
Wynn Resorts Ltd.	22,100	1,286,883
Yum! Brands, Inc.	209,840	7,338,105

		79,621,132

Household Durables (0.5%)
Black & Decker Corp.	27,000	1,750,410
Blyth, Inc.	360	12,139
CSS Industries, Inc.	240	4,666
Ethan Allen Interiors, Inc.	26,010	349,054
Fortune Brands, Inc.	65,850	2,844,720
Garmin Ltd.^	47,900	1,470,530
Harman International Industries, Inc.	26,390	931,039
Jarden Corp.	29,900	924,209
KB Home	34,750	475,380
Leggett & Platt, Inc.^	69,300	1,413,720
Lennar Corp., Class A	61,000	778,970
M.D.C. Holdings, Inc.	15,500	481,120
Meritage Homes Corp.*^	35,900	693,947
Mohawk Industries, Inc.*	25,700	1,223,320
Newell Rubbermaid, Inc.	124,600	1,870,246
NVR, Inc.*	2,500	1,776,775
Pulte Homes, Inc.*^	150,102	1,501,020
Ryland Group, Inc.	25,700	506,290

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Tempur-Pedic International, Inc.*	58,100	$1,372,903
Toll Brothers, Inc.*	56,300	1,059,003
Tupperware Brands Corp.	27,600	1,285,332
Whirlpool Corp.^	33,820	2,727,922

		25,452,715

Internet & Catalog Retail (0.6%)
Amazon.com, Inc.*	140,480	18,897,370
Expedia, Inc.*	91,010	2,339,867
HSN, Inc.*	924	18,655
Liberty Media Corp. – Interactive, Class A*	301,830	3,271,837
Netflix, Inc.*^	19,160	1,056,482
Orbitz Worldwide, Inc.*	470	3,450
Overstock.com, Inc.*	600	8,136
priceline.com, Inc.*	16,180	3,535,330
Shutterfly, Inc.*	670	11,933
Stamps.com, Inc.*	770	6,930

		29,149,990

Leisure Equipment & Products (0.1%)
Callaway Golf Co.^	41,600	313,664
Hasbro, Inc.	54,300	1,740,858
JAKKS Pacific, Inc.*^	21,720	263,246
Leapfrog Enterprises, Inc.*	1,750	6,843
Mattel, Inc.	154,700	3,090,906
Pool Corp.	25,400	484,632
RC2 Corp.*	390	5,753
Steinway Musical Instruments*	140	2,227

		5,908,129

Media (2.9%)
Arbitron, Inc.	14,700	344,274
Ascent Media Corp., Class A*	250	6,382
Cablevision Systems Corp. – New York Group, Class A	100,350	2,591,037
CBS Corp., Class B	263,520	3,702,456
Central European Media Enterprises Ltd., Class A*^	21,400	505,254
Clear Channel Outdoor Holdings, Inc., Class A*^	92,040	956,295
Comcast Corp., Class A	1,230,724	20,750,007
CTC Media, Inc.*	110,200	1,641,980
DIRECTV, Class A*^	415,846	13,868,464
Discovery Communications, Inc., Class C*	119,850	3,178,422
DISH Network Corp., Class A	115,060	2,389,796
Gannett Co., Inc.	106,620	1,583,307
Global Sources Ltd.*	523	3,269
Harte-Hanks, Inc.^	1,100	11,858
Interactive Data Corp.	19,100	483,230
Knology, Inc.*	70	766
Lamar Advertising Co., Class A*	37,000	1,150,330
Liberty Global, Inc., Class A*	151,700	3,323,747
Liberty Media Corp. – Starz*	21,712	1,002,009
Live Nation, Inc.*	51,860	441,329
Marvel Entertainment, Inc.*	21,500	1,162,720
McGraw-Hill Cos., Inc.	142,430	4,772,829
Mediacom Communications Corp., Class A*	106,800	477,396

	Number of Shares	Value (Note 1)

Morningstar, Inc.*	13,000	$628,420
New York Times Co., Class A*	66,300	819,468
News Corp., Class A	992,194	13,583,136
Omnicom Group, Inc.^	141,700	5,547,555
Scripps Networks Interactive, Inc., Class A	38,950	1,616,425
Time Warner Cable, Inc.	154,302	6,386,560
Time Warner, Inc.	522,026	15,211,838
Viacom, Inc., Class B*	250,460	7,446,176
Virgin Media, Inc.^	135,100	2,273,733
Walt Disney Co.	777,847	25,085,566
Warner Music Group Corp.*	138,550	784,193
World Wrestling Entertainment, Inc., Class A^	32,700	501,291

		144,231,518

Multiline Retail (0.8%)
Big Lots, Inc.*	36,400	1,054,872
Dollar Tree, Inc.*	37,350	1,804,005
Family Dollar Stores, Inc.	55,850	1,554,306
J.C. Penney Co., Inc.	106,650	2,837,957
Kohl’s Corp.*	144,410	7,788,031
Macy’s, Inc.	203,500	3,410,660
Nordstrom, Inc.^	79,290	2,979,718
Saks, Inc.*	86,100	564,816
Sears Holdings Corp.*^	20,900	1,744,105
Target Corp.	337,260	16,313,266

		40,051,736

Specialty Retail (2.2%)
Abercrombie & Fitch Co., Class A	36,600	1,275,510
Advance Auto Parts, Inc.	42,950	1,738,616
AnnTaylor Stores Corp.*^	55,500	757,020
AutoNation, Inc.*^	68,200	1,306,030
AutoZone, Inc.*	17,290	2,733,030
Barnes & Noble, Inc.^	24,670	470,457
bebe Stores, Inc.	62,900	394,383
Bed Bath & Beyond, Inc.*^	118,850	4,591,175
Best Buy Co., Inc.^	150,210	5,927,287
Borders Group, Inc.*	1,010	1,192
Buckle, Inc.^	19,100	559,248
Cabela’s, Inc.*^	62,700	894,102
CarMax, Inc.*^	100,250	2,431,062
Cato Corp., Class A	80	1,605
Charming Shoppes, Inc.*	2,540	16,434
Chico’s FAS, Inc.*	1,350	18,967
Children’s Place Retail Stores, Inc.*^	450	14,855
Christopher & Banks Corp.	1,620	12,344
Collective Brands, Inc.*	34,310	781,239
Dick’s Sporting Goods, Inc.*	41,500	1,032,105
Dress Barn, Inc.*^	53,569	1,237,444
DSW, Inc., Class A*	33,940	878,367
Foot Locker, Inc.	68,400	761,976
GameStop Corp., Class A*^	73,400	1,610,396
Gap, Inc.	215,890	4,522,895
Guess?, Inc.	29,000	1,226,700
Gymboree Corp.*	18,980	825,440
hhgregg, Inc.*	60	1,322
Home Depot, Inc.	728,760	21,083,027
J. Crew Group, Inc.*^	29,300	1,310,882

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Limited Brands, Inc.	119,890	$2,306,684
Lowe’s Cos., Inc.	633,840	14,825,518
Men’s Wearhouse, Inc.^	34,000	716,040
New York & Co., Inc.*	1,660	7,121
O’Reilly Automotive, Inc.*	56,950	2,170,934
Penske Automotive Group, Inc.*^	64,000	971,520
PetSmart, Inc.	55,100	1,470,619
RadioShack Corp.^	61,100	1,191,450
Rent-A-Center, Inc.*	33,110	586,709
Ross Stores, Inc.	58,880	2,514,765
Sally Beauty Holdings, Inc.*^	102,890	787,108
Sherwin-Williams Co.	42,600	2,626,290
Signet Jewelers Ltd.*	380	10,154
Sonic Automotive, Inc., Class A*	990	10,286
Stage Stores, Inc.	1,110	13,720
Staples, Inc.	311,850	7,668,391
Systemax, Inc.^	1,000	15,710
Tiffany & Co.	54,700	2,352,100
TJX Cos., Inc.	183,900	6,721,545
Tractor Supply Co.*^	15,500	820,880
Urban Outfitters, Inc.*	49,350	1,726,757
Wet Seal, Inc., Class A*	3,010	10,385
Williams-Sonoma, Inc.	52,900	1,099,262
Zumiez, Inc.*	1,260	16,027

		109,055,085

Textiles, Apparel & Luxury Goods (0.6%)
American Apparel, Inc.*	280	868
Carter’s, Inc.*	24,680	647,850
Coach, Inc.	152,220	5,560,597
Crocs, Inc.*	1,390	7,992
Deckers Outdoor Corp.*	6,000	610,320
Fossil, Inc.*	26,200	879,272
Hanesbrands, Inc.*	42,700	1,029,497
Jones Apparel Group, Inc.	53,230	854,874
K-Swiss, Inc., Class A*	350	3,479
Liz Claiborne, Inc.*^	71,600	403,108
Maidenform Brands, Inc.*	310	5,174
Movado Group, Inc.	280	2,722
NIKE, Inc., Class B	160,680	10,616,127
Oxford Industries, Inc.	990	20,473
Perry Ellis International, Inc.*	700	10,542
Phillips-Van Heusen Corp.	23,440	953,539
Polo Ralph Lauren Corp.	27,070	2,192,129
Skechers U.S.A., Inc., Class A*	35,000	1,029,350
Steven Madden Ltd.*	60	2,474
Timberland Co., Class A*	36,300	650,859
Under Armour, Inc., Class A*^	16,400	447,228
Unifi, Inc.*	2,210	8,575
UniFirst Corp.	180	8,660
VF Corp.	38,600	2,827,064
Volcom, Inc.*	190	3,181
Warnaco Group, Inc.*	22,800	961,932
Wolverine World Wide, Inc.	21,100	574,342

		30,312,228

Total Consumer Discretionary		516,252,194

	Number of Shares	Value (Note 1)

Consumer Staples (10.1%)
Beverages (2.2%)
Brown-Forman Corp., Class B	44,800	$2,399,936
Central European Distribution Corp.*	17,900	508,539
Coca-Cola Co.	953,070	54,324,990
Coca-Cola Enterprises, Inc.	136,200	2,887,440
Constellation Brands, Inc., Class A*	81,800	1,303,074
Dr. Pepper Snapple Group, Inc.	112,710	3,189,693
Molson Coors Brewing Co., Class B	49,250	2,224,130
Pepsi Bottling Group, Inc.	59,850	2,244,375
PepsiAmericas, Inc.	51,050	1,493,723
PepsiCo, Inc.	645,930	39,272,544

		109,848,444

Food & Staples Retailing (2.4%)
Andersons, Inc.	180	4,648
Casey’s General Stores, Inc.	410	13,087
Costco Wholesale Corp.	188,050	11,126,919
CVS Caremark Corp.	630,010	20,292,622
Kroger Co.	275,510	5,656,220
Pantry, Inc.*	650	8,833
Ruddick Corp.	16,800	432,264
Safeway, Inc.	191,840	4,084,274
Spartan Stores, Inc.^	16,400	234,356
SUPERVALU, Inc.	94,120	1,196,265
Sysco Corp.	263,150	7,352,411
United Natural Foods, Inc.*	20,200	540,148
Walgreen Co.	420,380	15,436,354
Wal-Mart Stores, Inc.	926,020	49,495,769
Weis Markets, Inc.	12,700	461,772
Whole Foods Market, Inc.*^	45,900	1,259,955
Winn-Dixie Stores, Inc.*^	28,850	289,654

		117,885,551

Food Products (1.6%)
Archer-Daniels-Midland Co.	282,060	8,831,299
Bunge Ltd.	51,980	3,317,883
Cal-Maine Foods, Inc.^	16,800	572,544
Campbell Soup Co.	92,000	3,109,600
ConAgra Foods, Inc.	195,850	4,514,343
Corn Products International, Inc.	30,600	894,438
Darling International, Inc.*	88,070	738,027
Dean Foods Co.*	57,600	1,039,104
Del Monte Foods Co.	86,610	982,157
Flowers Foods, Inc.^	700	16,632
Fresh Del Monte Produce, Inc.*	440	9,724
General Mills, Inc.	141,300	10,005,453
Green Mountain Coffee Roasters, Inc.*	3,822	311,378
H.J. Heinz Co.	135,900	5,811,084
Hain Celestial Group, Inc.*	20,900	355,509
Hershey Co.^	66,050	2,363,929
Hormel Foods Corp.	30,400	1,168,880
J&J Snack Foods Corp.	13,990	559,040
J.M. Smucker Co.	52,627	3,249,717
Kellogg Co.	106,800	5,681,760
Kraft Foods, Inc., Class A	644,110	17,506,910

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Lancaster Colony Corp.	14,100	$700,770
Lance, Inc.	21,600	568,080
McCormick & Co., Inc. (Non-Voting)	48,950	1,768,564
Sara Lee Corp.	308,450	3,756,921
Synutra International, Inc.*^	39,100	528,241
Tootsie Roll Industries, Inc.^	17,542	480,300
TreeHouse Foods, Inc.*	15,900	617,874
Tyson Foods, Inc., Class A	179,100	2,197,557

		81,657,718

Household Products (2.2%)
Church & Dwight Co., Inc.	28,950	1,750,028
Clorox Co.	58,750	3,583,750
Colgate-Palmolive Co.	216,910	17,819,156
Energizer Holdings, Inc.*	25,850	1,584,088
Kimberly-Clark Corp.	176,800	11,263,928
Procter & Gamble Co.	1,199,980	72,754,787

		108,755,737

Personal Products (0.3%)
Alberto-Culver Co.	600	17,574
Avon Products, Inc.	198,350	6,248,025
Bare Escentuals, Inc.*	120	1,467
Chattem, Inc.*	3,100	289,230
Elizabeth Arden, Inc.*	430	6,209
Estee Lauder Cos., Inc., Class A	41,950	2,028,702
Herbalife Ltd.	29,400	1,192,758
Inter Parfums, Inc.	410	4,990
Mead Johnson Nutrition Co., Class A	81,200	3,548,440
NBTY, Inc.*	550	23,947
Prestige Brands Holdings, Inc.*	130	1,022

		13,362,364

Tobacco (1.4%)
Altria Group, Inc.	912,390	17,910,216
Lorillard, Inc.	75,050	6,021,261
Philip Morris International, Inc.	811,530	39,107,631
Reynolds American, Inc.	74,700	3,956,859

		66,995,967

Total Consumer Staples		498,505,781

Energy (10.7%)
Energy Equipment & Services (1.8%)
Allis-Chalmers Energy, Inc.*	1,490	5,617
Atwood Oceanics, Inc.*	25,000	896,250
Baker Hughes, Inc.^	140,960	5,706,061
Basic Energy Services, Inc.*	1,750	15,575
BJ Services Co.	128,200	2,384,520
Bristow Group, Inc.*^	18,000	692,100
Cal Dive International, Inc.*	60,000	453,600
Cameron International Corp.*	100,750	4,211,350
Complete Production Services, Inc.*	44,480	578,240
Diamond Offshore Drilling, Inc.^	30,510	3,002,794
Dresser-Rand Group, Inc.*	37,500	1,185,375
Dril-Quip, Inc.*	20,100	1,135,248
ENGlobal Corp.*	840	2,629
Exterran Holdings, Inc.*^	31,100	667,095

	Number of Shares	Value (Note 1)

FMC Technologies, Inc.*	61,300	$3,545,592
GulfMark Offshore, Inc.*	13,500	382,185
Halliburton Co.	384,230	11,561,481
Helix Energy Solutions Group, Inc.*	44,290	520,408
Helmerich & Payne, Inc.^	47,400	1,890,312
Hercules Offshore, Inc.*	350	1,673
ION Geophysical Corp.*^	93,100	551,152
Key Energy Services, Inc.*	79,290	696,959
Lufkin Industries, Inc.	8,920	652,944
Nabors Industries Ltd.*	118,390	2,591,557
National Oilwell Varco, Inc.	187,280	8,257,175
Patterson-UTI Energy, Inc.	63,600	976,260
Pride International, Inc.*^	75,720	2,416,225
Schlumberger Ltd.	504,420	32,832,698
Seahawk Drilling, Inc.*	5,047	113,759
Smith International, Inc.	96,950	2,634,132
Superior Energy Services, Inc.*	630	15,303
T-3 Energy Services, Inc.*	720	18,360
TETRA Technologies, Inc.*	1,460	16,177
Unit Corp.*	20,200	858,500
Willbros Group, Inc.*^	44,500	750,715

		92,220,021

Oil, Gas & Consumable Fuels (8.9%)
Alpha Natural Resources, Inc.*	78,867	3,421,250
Anadarko Petroleum Corp.	205,180	12,807,336
Apache Corp.	142,080	14,658,394
Apco Oil and Gas International, Inc.^	16,300	360,230
Arch Coal, Inc.	68,500	1,524,125
Arena Resources, Inc.*	16,400	707,168
Atlas Energy, Inc.	20,100	606,417
Berry Petroleum Co., Class A^	23,500	685,025
Bill Barrett Corp.*	20,430	635,577
BPZ Resources, Inc.*^	56,300	534,850
Cabot Oil & Gas Corp.	45,100	1,965,909
Carrizo Oil & Gas, Inc.*^	19,100	505,959
Chesapeake Energy Corp.^	253,610	6,563,427
Chevron Corp.	825,300	63,539,847
Cimarex Energy Co.	35,160	1,862,425
Clayton Williams Energy, Inc.*	8,800	308,352
ConocoPhillips	609,950	31,150,147
Consol Energy, Inc.	80,350	4,001,430
Contango Oil & Gas Co.*	8,880	417,449
Continental Resources, Inc.*^	42,400	1,818,536
CVR Energy, Inc.*	50	343
Delek U.S. Holdings, Inc.	1,230	8,376
Denbury Resources, Inc.*^	113,590	1,681,132
Devon Energy Corp.	192,630	14,158,305
El Paso Corp.	303,250	2,980,948
Encore Acquisition Co.*	22,900	1,099,658
EOG Resources, Inc.^	105,700	10,284,610
EXCO Resources, Inc.	63,310	1,344,071
Exxon Mobil Corp.#	2,009,010	136,994,392
Forest Oil Corp.*^	40,900	910,025
Frontier Oil Corp.	45,970	553,479
Frontline Ltd.^	18,100	494,492
General Maritime Corp.	558	3,900
GMX Resources, Inc.*^	11,700	160,758
Hess Corp.	127,520	7,714,960
Holly Corp.^	23,200	594,616

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

International Coal Group, Inc.*	148,900	$574,754
Knightsbridge Tankers Ltd.	110	1,459
Marathon Oil Corp.	317,490	9,912,038
Mariner Energy, Inc.*	39,510	458,711
Massey Energy Co.^	34,900	1,466,149
Murphy Oil Corp.	85,320	4,624,344
Newfield Exploration Co.*	58,150	2,804,575
Noble Energy, Inc.	71,230	5,073,001
Nordic American Tanker Shipping Ltd.	14,600	438,000
Occidental Petroleum Corp.	339,560	27,623,206
Overseas Shipholding Group, Inc.^	11,700	514,215
Patriot Coal Corp.*^	34,900	539,554
Peabody Energy Corp.	114,700	5,185,587
Penn Virginia Corp.	18,700	398,123
Petrohawk Energy Corp.*	107,500	2,578,925
PetroQuest Energy, Inc.*	420	2,575
Pioneer Natural Resources Co.^	51,850	2,497,614
Plains Exploration & Production Co.*	51,850	1,434,171
Quicksilver Resources, Inc.*^	44,800	672,448
Range Resources Corp.	65,750	3,277,637
SandRidge Energy, Inc.*^	43,900	413,977
Southern Union Co.	49,900	1,132,730
Southwestern Energy Co.*	147,750	7,121,550
Spectra Energy Corp.	280,900	5,761,259
St. Mary Land & Exploration Co.	25,800	883,392
Stone Energy Corp.*	18,200	328,510
Sunoco, Inc.	49,550	1,293,255
Swift Energy Co.*	16,320	391,027
Teekay Corp.	26,100	605,781
Tesoro Corp.^	55,810	756,225
Valero Energy Corp.	223,430	3,742,452
W&T Offshore, Inc.^	1,110	12,987
Western Refining, Inc.*^	50,200	236,442
Whiting Petroleum Corp.*	18,300	1,307,535
Williams Cos., Inc.	261,600	5,514,528
World Fuel Services Corp.^	27,400	734,046
XTO Energy, Inc.	241,150	11,220,709

		438,591,409

Total Energy		530,811,430

Financials (14.8%)
Capital Markets (2.7%)
Affiliated Managers Group, Inc.*^	19,440	1,309,284
American Capital Ltd.*	71,305	173,984
Ameriprise Financial, Inc.	109,360	4,245,355
Apollo Investment Corp.	63,900	608,967
Ares Capital Corp.^	70,900	882,705
Bank of New York Mellon Corp.	515,850	14,428,325
BGC Partners, Inc., Class A	300	1,386
BlackRock, Inc.^	13,110	3,044,142
Charles Schwab Corp.	413,934	7,790,238
Cohen & Steers, Inc.	33,000	753,720
E*TRADE Financial Corp.*	247,100	432,425
Eaton Vance Corp.	49,240	1,497,388
Federated Investors, Inc., Class B^	36,800	1,012,000

	Number of Shares	Value (Note 1)

Franklin Resources, Inc.	73,630	$7,756,921
GAMCO Investors, Inc., Class A	13,460	649,983
GFI Group, Inc.	620	2,833
GLG Partners, Inc.*	149,700	482,034
Goldman Sachs Group, Inc.	207,300	35,000,532
Greenhill & Co., Inc.	7,800	625,872
Invesco Ltd.	180,800	4,246,992
KBW, Inc.*	18,300	500,688
Knight Capital Group, Inc., Class A*	1,310	20,174
LaBranche & Co., Inc.*	4,530	12,865
Lazard Ltd., Class A	34,700	1,317,559
Legg Mason, Inc.^	57,050	1,720,628
MF Global Ltd.*	820	5,699
Morgan Stanley	578,373	17,119,841
Northern Trust Corp.	102,150	5,352,660
Penson Worldwide, Inc.*	740	6,704
Piper Jaffray Cos., Inc.*	12,500	632,625
Raymond James Financial, Inc.	57,000	1,354,890
Riskmetrics Group, Inc.*^	32,100	510,711
SEI Investments Co.	59,650	1,045,068
State Street Corp.	213,250	9,284,905
Stifel Financial Corp.*	11,200	663,488
SWS Group, Inc.	1,820	22,022
T. Rowe Price Group, Inc.	119,580	6,367,635
TD Ameritrade Holding Corp.*	128,336	2,487,152
Teton Advisors, Inc., Class B*^(b)†	199	3,023
Thomas Weisel Partners Group, Inc.*	90	340
Virtus Investment Partners, Inc.*	91	1,447
Waddell & Reed Financial, Inc., Class A	51,220	1,564,259

		134,939,469

Commercial Banks (2.8%)
Associated Banc-Corp^	1,100	12,111
BancFirst Corp.^	8,900	329,656
BancorpSouth, Inc.^	59,550	1,397,043
Bank of Hawaii Corp.	20,900	983,554
Bank of the Ozarks, Inc.^	13,600	398,072
BB&T Corp.	279,750	7,097,258
BOK Financial Corp.^	9,750	463,320
Boston Private Financial Holdings, Inc.^	58,230	335,987
Capital City Bank Group, Inc.^	15,400	213,136
CapitalSource, Inc.	100,680	399,700
Cathay General Bancorp	21,630	163,307
Central Pacific Financial Corp.*	2,110	2,764
Chemical Financial Corp.^	15,800	372,564
City Holding Co.^	11,030	356,600
City National Corp./California^	400	18,240
CoBiz Financial, Inc.	190	902
Columbia Banking System, Inc.	360	5,825
Comerica, Inc.^	66,600	1,969,362
Commerce Bancshares, Inc./Missouri	26,197	1,014,348
Community Bank System, Inc.^	17,900	345,649
Community Trust Bancorp, Inc.	13,600	332,520
Cullen/Frost Bankers, Inc.	24,500	1,225,000
CVB Financial Corp.^	35,000	302,400

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

East West Bancorp, Inc.^	26,400	$417,120
F.N.B. Corp./Pennsylvania	38,100	258,699
Fifth Third Bancorp	338,450	3,299,888
First BanCorp/Puerto Rico^	42,400	97,520
First Busey Corp.	24,100	93,749
First Citizens BancShares, Inc./North Carolina, Class A	2,800	459,228
First Commonwealth Financial Corp.	38,600	179,490
First Financial Bancorp^	32,400	471,744
First Financial Bankshares, Inc.^	9,000	488,070
First Financial Corp./Indiana^	10,700	326,564
First Horizon National Corp.*	98,501	1,319,911
First Midwest Bancorp, Inc./Illinois	20,700	225,423
FirstMerit Corp.	34,795	700,771
Glacier Bancorp, Inc.^	24,600	337,512
Guaranty Bancorp*	320	422
Hancock Holding Co.	11,100	486,069
Harleysville National Corp.	32,100	206,724
Huntington Bancshares, Inc./Ohio	169,600	619,040
IBERIABANK Corp.	8,400	452,004
Independent Bank Corp./Massachusetts^	16,700	348,863
International Bancshares Corp.	22,010	416,649
Investors Bancorp, Inc.*	30,300	331,482
KeyCorp	339,300	1,883,115
M&T Bank Corp.^	29,699	1,986,566
MainSource Financial Group, Inc.	240	1,147
Marshall & Ilsley Corp.	170,900	931,405
MB Financial, Inc.^	15,900	313,548
NBT Bancorp, Inc.^	16,500	336,105
Old National Bancorp/Indiana^	28,300	351,769
Old Second Bancorp, Inc.	10	69
Pacific Capital Bancorp N.A.^	27,780	26,669
PacWest Bancorp	15,730	316,959
Park National Corp.^	6,500	382,720
Pinnacle Financial Partners, Inc.*^	15,700	223,254
PNC Financial Services Group, Inc.	187,408	9,893,268
Popular, Inc.	123,100	278,206
PrivateBancorp, Inc.	12,900	115,713
Prosperity Bancshares, Inc.^	15,900	643,473
Regions Financial Corp.^	498,900	2,639,181
Republic Bancorp, Inc./Kentucky, Class A^	18,900	389,340
S&T Bancorp, Inc.^	13,000	221,130
Sandy Spring Bancorp, Inc.	10	89
Santander BanCorp*	200	2,456
Signature Bank/New York*	14,900	475,310
Simmons First National Corp., Class A	30	834
Sterling Bancorp/New York	90	643
Sterling Bancshares, Inc./Texas^	55,900	286,767
SunTrust Banks, Inc.^	212,250	4,306,553
Susquehanna Bancshares, Inc.^	35,400	208,506
SVB Financial Group*	13,400	558,646

	Number of Shares	Value (Note 1)

Synovus Financial Corp.^	133,000	$272,650
TCF Financial Corp.^	56,950	775,659
Texas Capital Bancshares, Inc.*^	25,300	353,188
Tompkins Financial Corp.^	8,400	340,200
TowneBank/Virginia^	19,300	225,424
Trico Bancshares	50	832
Trustmark Corp.^	23,350	526,309
U.S. Bancorp	819,990	18,457,975
UMB Financial Corp.	13,250	521,387
Umpqua Holdings Corp.^	27,590	369,982
United Bankshares, Inc.^	15,700	313,529
United Community Banks, Inc./Georgia*	36,021	122,111
Valley National Bancorp^	62,050	876,766
Webster Financial Corp.^	25,700	305,059
Wells Fargo & Co.	1,992,519	53,778,088
WesBanco, Inc.^	16,900	208,546
Westamerica Bancorp	12,600	697,662
Western Alliance Bancorp*^	35,020	132,376
Whitney Holding Corp./ Louisiana	27,570	251,163
Wilmington Trust Corp.^	28,400	350,456
Wintrust Financial Corp.^	17,700	544,983
Zions Bancorp.^	51,100	655,613

		136,129,659

Consumer Finance (0.7%)
American Express Co.	445,656	18,057,981
AmeriCredit Corp.*	78,670	1,497,877
Capital One Financial Corp.	194,370	7,452,146
Cash America International, Inc.^	14,600	510,416
Credit Acceptance Corp.*	28,800	1,212,480
Discover Financial Services	236,170	3,474,061
Dollar Financial Corp.*	540	12,776
EZCORP, Inc., Class A*	26,400	454,344
First Cash Financial Services, Inc.*	350	7,767
Nelnet, Inc., Class A	1,130	19,470
SLM Corp.*	189,684	2,137,739
Student Loan Corp.	90	4,191
World Acceptance Corp.*	580	20,781

		34,862,029

Diversified Financial Services (3.3%)
Bank of America Corp.	3,603,554	54,269,523
Citigroup, Inc.	6,424,522	21,265,168
CME Group, Inc.	29,633	9,955,206
Encore Capital Group, Inc.*	210	3,654
Financial Federal Corp.	50	1,375
Interactive Brokers Group, Inc., Class A*	22,340	395,865
IntercontinentalExchange, Inc.*	32,350	3,632,905
JPMorgan Chase & Co.	1,547,710	64,493,076
Leucadia National Corp.*	88,450	2,104,225
Life Partners Holdings, Inc.	60	1,271
MarketAxess Holdings, Inc.	60	834
Moody’s Corp.^	91,750	2,458,900
MSCI, Inc., Class A*	30,550	971,490
NASDAQ OMX Group, Inc.*	59,000	1,169,380

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

NYSE Euronext	110,650	$2,799,445
PHH Corp.*	860	13,855
PICO Holdings, Inc.*	60	1,964

		163,538,136

Insurance (2.8%)
Aflac, Inc.	209,250	9,677,812
Allied World Assurance Co. Holdings Ltd./Bermuda	380	17,507
Allstate Corp.	241,740	7,261,870
American Equity Investment Life Holding Co.	2,100	15,624
American Financial Group, Inc./Ohio	33,330	831,583
American International Group, Inc.*^	45,636	1,368,167
American National Insurance Co.^	6,620	790,693
American Physicians Capital, Inc.	146	4,427
AMERISAFE, Inc.*	840	15,095
Amtrust Financial Services, Inc.	44,760	529,063
Aon Corp.	117,000	4,485,780
Arch Capital Group Ltd.*	18,700	1,337,985
Argo Group International Holdings Ltd.*	13,329	388,407
Arthur J. Gallagher & Co.	39,500	889,145
Aspen Insurance Holdings Ltd.	570	14,506
Assurant, Inc.	51,100	1,506,428
Assured Guaranty Ltd.	47,400	1,031,424
Axis Capital Holdings Ltd.	64,970	1,845,798
Brown & Brown, Inc.^	49,800	894,906
Chubb Corp.	158,860	7,812,735
Cincinnati Financial Corp.	65,020	1,706,125
CNA Financial Corp.*^	30,260	726,240
CNA Surety Corp.*	28,900	430,321
Delphi Financial Group, Inc., Class A	690	15,435
EMC Insurance Group, Inc.	30	645
Employers Holdings, Inc.	31,180	478,301
Endurance Specialty Holdings Ltd.	24,000	893,520
Enstar Group, Ltd.*	6,500	474,630
Erie Indemnity Co., Class A	13,200	515,064
Everest Reinsurance Group Ltd.	27,700	2,373,336
FBL Financial Group, Inc., Class A	190	3,519
First American Corp.	63,132	2,090,300
Flagstone Reinsurance Holdings Ltd.	40,000	437,600
FPIC Insurance Group, Inc.*	270	10,427
Genworth Financial, Inc., Class A*	183,700	2,084,995
Hanover Insurance Group, Inc.	22,290	990,345
Harleysville Group, Inc.^	13,310	423,125
Hartford Financial Services Group, Inc.	172,910	4,021,887
HCC Insurance Holdings, Inc.	52,780	1,476,257
Hilltop Holdings, Inc.*^	47,080	548,011
Infinity Property & Casualty Corp.	10,500	426,720
Lincoln National Corp.	131,550	3,272,964

	Number of Shares	Value (Note 1)

Loews Corp.	138,992	$5,052,359
Maiden Holdings Ltd.	60	439
Markel Corp.*	4,350	1,479,000
Marsh & McLennan Cos., Inc.	227,150	5,015,472
Max Capital Group Ltd.	26,900	599,870
Mercury General Corp.	11,300	443,638
MetLife, Inc.	248,960	8,800,736
Montpelier Reinsurance Holdings Ltd.	39,680	687,258
National Interstate Corp.	10	170
National Western Life Insurance Co., Class A	2,100	364,602
Navigators Group, Inc.*	8,380	394,782
Old Republic International Corp.^	98,880	992,755
OneBeacon Insurance Group Ltd., Class A^	38,870	535,629
PartnerReinsurance Ltd.	22,750	1,698,515
Phoenix Cos., Inc.*^	84,810	235,772
Platinum Underwriters Holdings Ltd.	21,680	830,127
PMA Capital Corp., Class A*	390	2,457
Presidential Life Corp.	250	2,287
Principal Financial Group, Inc.	132,400	3,182,896
ProAssurance Corp.*	13,700	735,827
Progressive Corp.*^	287,100	5,164,929
Protective Life Corp.	44,800	741,440
Prudential Financial, Inc.	193,431	9,625,127
Reinsurance Group of America, Inc.^	26,010	1,239,376
RenaissanceReinsurance Holdings Ltd.	26,200	1,392,530
RLI Corp.	8,140	433,455
Safety Insurance Group, Inc.	11,300	409,399
Selective Insurance Group, Inc.	23,400	384,930
StanCorp Financial Group, Inc.	22,680	907,654
State Auto Financial Corp.	270	4,995
Stewart Information Services Corp.	250	2,820
Torchmark Corp.	38,680	1,699,986
Transatlantic Holdings, Inc.	11,300	588,843
Travelers Cos., Inc.	227,570	11,346,640
United America Indemnity Ltd., Class A*	361	2,859
United Fire & Casualty Co.	18,570	338,531
Unitrin, Inc.	21,400	471,870
Unum Group	157,900	3,082,208
Validus Holdings Ltd.	48,618	1,309,769
Wesco Financial Corp.	1,400	480,200
White Mountains Insurance Group Ltd.	3,900	1,297,374
XL Capital Ltd., Class A^	156,470	2,868,095
Zenith National Insurance Corp.	15,600	464,256

		139,430,599

Real Estate Investment Trusts (REITs) (2.1%)
Acadia Realty Trust (REIT)^	30,325	511,583
Alexander’s, Inc. (REIT)*^	1,300	395,746
Alexandria Real Estate Equities, Inc. (REIT)^	14,880	956,635
AMB Property Corp. (REIT)	48,910	1,249,650

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

American Campus Communities, Inc. (REIT)^	19,200	$539,520
Annaly Capital Management, Inc. (REIT)	229,258	3,977,626
Apartment Investment & Management Co. (REIT), Class A^	43,188	687,553
AvalonBay Communities, Inc. (REIT)	35,749	2,935,350
BioMed Realty Trust, Inc. (REIT)	35,200	555,456
Boston Properties, Inc. (REIT)^	55,170	3,700,252
Brandywine Realty Trust (REIT)	51,000	581,400
BRE Properties, Inc. (REIT)	60	1,985
Camden Property Trust (REIT)	44,880	1,901,566
Capstead Mortgage Corp. (REIT)	41,700	569,205
CBL & Associates Properties, Inc. (REIT)	77,091	745,470
Corporate Office Properties Trust/Maryland (REIT)	21,109	773,223
Cousins Properties, Inc. (REIT)	34,247	261,305
DCT Industrial Trust, Inc. (REIT)	91,400	458,828
Developers Diversified Realty Corp. (REIT)^	84,708	784,396
Digital Realty Trust, Inc. (REIT)^	33,589	1,688,855
Douglas Emmett, Inc. (REIT)^	53,300	759,525
Duke Realty Corp. (REIT)	214,948	2,615,917
EastGroup Properties, Inc. (REIT)	12,100	463,188
Entertainment Properties Trust (REIT)^	14,840	523,407
Equity Lifestyle Properties, Inc. (REIT)^	10,900	550,123
Equity One, Inc. (REIT)	31,300	506,121
Equity Residential (REIT)	122,887	4,151,123
Essex Property Trust, Inc. (REIT)^	11,300	945,245
Federal Realty Investment Trust (REIT)^	27,780	1,881,262
Franklin Street Properties Corp. (REIT)	41,600	607,776
Hatteras Financial Corp. (REIT)^	18,700	522,852
HCP, Inc. (REIT)	123,597	3,774,652
Health Care REIT, Inc. (REIT)	48,317	2,141,409
Healthcare Realty Trust, Inc. (REIT)^	28,300	607,318
Highwoods Properties, Inc. (REIT)^	29,530	984,825
Home Properties, Inc. (REIT)^	13,610	649,333
Hospitality Properties Trust (REIT)	43,400	1,029,014
Host Hotels & Resorts, Inc. (REIT)*^	248,713	2,902,481
HRPT Properties Trust (REIT)	132,000	854,040
Inland Real Estate Corp. (REIT)^	39,600	322,740

	Number of Shares	Value (Note 1)

Investors Real Estate Trust (REIT)^	42,400	$381,600
Kilroy Realty Corp. (REIT)^	14,700	450,849
Kimco Realty Corp. (REIT)^	162,122	2,193,511
LaSalle Hotel Properties (REIT)^	37,300	791,879
Lexington Realty Trust (REIT)^	69,728	423,946
Liberty Property Trust (REIT)	43,552	1,394,100
LTC Properties, Inc. (REIT)	20,600	551,050
Macerich Co. (REIT)	41,708	1,499,403
Mack-Cali Realty Corp. (REIT)	31,539	1,090,303
MFA Financial, Inc. (REIT)^	87,250	641,287
National Health Investors, Inc. (REIT)	14,680	543,013
National Retail Properties, Inc. (REIT)^	38,290	812,514
Nationwide Health Properties, Inc. (REIT)	47,714	1,678,579
Omega Healthcare Investors, Inc. (REIT)	240	4,668
Plum Creek Timber Co., Inc. (REIT)^	76,314	2,881,617
Post Properties, Inc. (REIT)	27,600	540,960
Potlatch Corp. (REIT)	18,640	594,243
ProLogis (REIT)^	191,206	2,617,610
PS Business Parks, Inc. (REIT)	9,900	495,495
Public Storage (REIT)^	57,202	4,659,103
Rayonier, Inc. (REIT)	34,350	1,448,196
Realty Income Corp. (REIT)^	45,831	1,187,481
Regency Centers Corp. (REIT)	31,486	1,103,899
Saul Centers, Inc. (REIT)	11,800	386,568
Senior Housing Properties Trust (REIT)	54,290	1,187,322
Simon Property Group, Inc. (REIT)^	114,559	9,141,808
SL Green Realty Corp. (REIT)^	35,100	1,763,424
Sovran Self Storage, Inc. (REIT)^	14,800	528,804
Tanger Factory Outlet Centers (REIT)	14,750	575,102
Taubman Centers, Inc. (REIT)^	500	17,955
UDR, Inc. (REIT)	64,036	1,052,752
Ventas, Inc. (REIT)^	74,104	3,241,309
Vornado Realty Trust (REIT)^	63,847	4,465,459
Walter Investment Management Corp. (REIT)^	8,947	128,211
Washington Real Estate Investment Trust (REIT)^	24,370	671,394
Weingarten Realty Investors (REIT)^	36,986	731,953

		101,945,322

Real Estate Management & Development (0.1%)
Avatar Holdings, Inc.*	70	1,191
CB Richard Ellis Group, Inc., Class A*^	108,150	1,467,595
Forest City Enterprises, Inc., Class A*	50,700	597,246
Forestar Group, Inc.*	60	1,319

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Jones Lang LaSalle, Inc.^	16,500	$996,600
St. Joe Co.*^	40,442	1,168,369

		4,232,320

Thrifts & Mortgage Finance (0.3%)
Astoria Financial Corp.^	37,100	461,153
Bank Mutual Corp.	38,400	265,728
Beneficial Mutual Bancorp, Inc.*^	36,500	359,160
Brookline Bancorp, Inc.	37,000	366,670
Capitol Federal Financial	45,950	1,445,587
Dime Community Bancshares, Inc.	27,100	317,612
Doral Financial Corp.*^	57,000	206,910
First Niagara Financial Group, Inc.	154,200	2,144,922
Hudson City Bancorp, Inc.^	219,590	3,014,971
Kearny Financial Corp.^	36,700	369,936
New York Community Bancorp, Inc.^	140,650	2,040,831
NewAlliance Bancshares, Inc.	1,150	13,812
Northwest Bancshares, Inc.	38,475	435,537
OceanFirst Financial Corp.	40	452
Ocwen Financial Corp.*	1,700	16,269
Oritani Financial Corp.^	24,900	341,877
People’s United Financial, Inc.	134,750	2,250,325
PMI Group, Inc.*	790	1,991
Provident Financial Services, Inc.	27,500	292,875
Provident New York Bancorp^	36,300	306,372
TFS Financial Corp.	159,400	1,935,116
Tree.com, Inc.*	100	915
TrustCo Bank Corp. NY/New York^	38,400	241,920

		16,830,941

Total Financials		731,908,475

Health Care (12.7%)
Biotechnology (1.7%)
Abraxis Bioscience, Inc.*	6,700	271,685
Acorda Therapeutics, Inc.*	22,400	564,928
Alexion Pharmaceuticals, Inc.*	32,500	1,586,650
Alkermes, Inc.*^	52,400	493,084
Alnylam Pharmaceuticals, Inc.*	15,400	271,348
Amgen, Inc.*	441,540	24,977,918
Amylin Pharmaceuticals, Inc.*^	61,100	867,009
Biogen Idec, Inc.*	120,760	6,460,660
BioMarin Pharmaceutical, Inc.*^	44,600	838,926
Celera Corp.*	33,600	232,176
Celgene Corp.*	192,000	10,690,560
Cephalon, Inc.*	28,150	1,756,841
Cepheid, Inc.*^	29,600	369,408
Cubist Pharmaceuticals, Inc.*	23,500	445,795
Dendreon Corp.*	50,250	1,320,570
Emergent Biosolutions, Inc.*	20,900	284,031
Enzon Pharmaceuticals, Inc.*	520	5,476
Facet Biotech Corp.*	10,330	181,601
Genomic Health, Inc.*	20,600	402,936
Genzyme Corp.*	113,550	5,565,086
Gilead Sciences, Inc.*	404,100	17,489,448

	Number of Shares	Value (Note 1)

GTx, Inc.*^	25,400	$106,680
Human Genome Sciences, Inc.*	67,800	2,074,680
InterMune, Inc.*^	36,200	472,048
Isis Pharmaceuticals, Inc.*	37,500	416,250
Martek Biosciences Corp.*^	15,450	292,623
Myriad Genetics, Inc.*	39,050	1,019,205
Myriad Pharmaceuticals, Inc.*^	9,762	49,103
Onyx Pharmaceuticals, Inc.*	23,500	689,490
OSI Pharmaceuticals, Inc.*^	25,000	775,750
Osiris Therapeutics, Inc.*^	23,300	166,362
Regeneron Pharmaceuticals, Inc.*	700	16,926
Seattle Genetics, Inc.*	41,000	416,560
United Therapeutics Corp.*^	18,700	984,555
Vertex Pharmaceuticals, Inc.*	64,600	2,768,110

		85,324,478

Health Care Equipment & Supplies (2.3%)
ABIOMED, Inc.*^	28,300	247,342
Align Technology, Inc.*	61,200	1,090,584
American Medical Systems Holdings, Inc.*	38,800	748,452
Analogic Corp.	10,710	412,442
Baxter International, Inc.	249,080	14,616,014
Beckman Coulter, Inc.	27,500	1,799,600
Becton, Dickinson and Co.	106,140	8,370,200
Boston Scientific Corp.*	680,600	6,125,400
C.R. Bard, Inc.	42,680	3,324,772
CareFusion Corp.*	76,000	1,900,760
CONMED Corp.*	16,400	373,920
Cooper Cos., Inc.	27,100	1,033,052
CryoLife, Inc.*	650	4,173
DENTSPLY International, Inc.^	63,200	2,222,744
Edwards Lifesciences Corp.*	22,750	1,975,838
ev3, Inc.*	73,000	973,820
Exactech, Inc.*	240	4,154
Gen-Probe, Inc.*^	24,050	1,031,745
Greatbatch, Inc.*	16,300	313,449
Haemonetics Corp.*	10,900	601,135
Hill-Rom Holdings, Inc.	25,930	622,061
Hologic, Inc.*	109,600	1,589,200
Hospira, Inc.*	68,150	3,475,650
ICU Medical, Inc.*	12,600	459,144
IDEXX Laboratories, Inc.*	300	16,032
Immucor, Inc.*	30,700	621,368
Integra LifeSciences Holdings Corp.*^	12,400	456,072
Intuitive Surgical, Inc.*	17,500	5,308,100
Invacare Corp.^	24,960	622,502
Inverness Medical Innovations, Inc.*^	33,150	1,376,056
Kensey Nash Corp.*	290	7,395
Kinetic Concepts, Inc.*	25,080	944,262
Masimo Corp.*	19,800	602,316
Medtronic, Inc.	492,240	21,648,715
Meridian Bioscience, Inc.^	17,700	381,435
Merit Medical Systems, Inc.*	25,300	488,037
Natus Medical, Inc.*	590	8,726
NuVasive, Inc.*^	15,950	510,081
Palomar Medical Technologies, Inc.*	10	101

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Quidel Corp.*^	26,740	$368,477
ResMed, Inc.*^	33,150	1,732,751
Sirona Dental Systems, Inc.*	27,890	885,229
Somanetics Corp.*	440	7,722
St. Jude Medical, Inc.*	146,200	5,377,236
STERIS Corp.	25,760	720,507
Stryker Corp.	133,970	6,748,069
Symmetry Medical, Inc.*	30,100	242,606
Teleflex, Inc.	16,500	889,185
Thoratec Corp.*	23,300	627,236
Varian Medical Systems, Inc.*	53,510	2,506,944
Volcano Corp.*^	24,500	425,810
West Pharmaceutical Services, Inc.^	14,200	556,640
Zimmer Holdings, Inc.*	105,600	6,242,016
Zoll Medical Corp.*^	18,500	494,320

		114,131,597

Health Care Providers & Services (2.4%)
Aetna, Inc.	213,880	6,779,996
Amedisys, Inc.*^	10,800	524,448
AMERIGROUP Corp.*	23,790	641,378
AmerisourceBergen Corp.	139,200	3,628,944
AMN Healthcare Services, Inc.*	780	7,067
Amsurg Corp.*	18,000	396,360
Brookdale Senior Living, Inc.*	85,800	1,560,702
Cardinal Health, Inc.^	152,000	4,900,480
CardioNet, Inc.*^	18,600	110,484
Catalyst Health Solutions, Inc.*	19,500	711,165
Centene Corp.*	24,110	510,409
Chemed Corp.	9,900	474,903
CIGNA Corp.	131,840	4,649,997
Community Health Systems, Inc.*	45,850	1,632,260
Corvel Corp.*	90	3,019
Coventry Health Care, Inc.*	61,100	1,484,119
Cross Country Healthcare, Inc.*	40	396
DaVita, Inc.*	43,500	2,555,190
Express Scripts, Inc.*	107,100	9,258,795
Genoptix, Inc.*^	10,700	380,171
Gentiva Health Services, Inc.*	16,960	458,090
Hanger Orthopedic Group, Inc.*	210	2,904
Health Net, Inc.*	49,340	1,149,129
HealthSouth Corp.*^	39,300	737,661
Healthspring, Inc.*	26,220	461,734
Healthways, Inc.*	1,470	26,960
Henry Schein, Inc.*	38,350	2,017,210
HMS Holdings Corp.*^	16,500	803,385
Humana, Inc.*^	73,700	3,234,693
Laboratory Corp. of America Holdings*^	47,450	3,551,158
Landauer, Inc.	7,900	485,060
LHC Group, Inc.*^	12,800	430,208
LifePoint Hospitals, Inc.*^	22,950	746,104
Lincare Holdings, Inc.*	32,110	1,191,923
Magellan Health Services, Inc.*	16,900	688,337
McKesson Corp.	122,580	7,661,250
MedCath Corp.*	470	3,718
Medco Health Solutions, Inc.*	220,400	14,085,764
MEDNAX, Inc.*	19,720	1,185,369
Molina Healthcare, Inc.*^	18,950	433,386

	Number of Shares	Value (Note 1)

MWI Veterinary Supply, Inc.*	100	$3,770
National Healthcare Corp.	9,200	332,212
Omnicare, Inc.	48,120	1,163,542
Owens & Minor, Inc.	17,900	768,447
PharMerica Corp.*^	22,370	355,236
PSS World Medical, Inc.*^	25,500	575,535
Psychiatric Solutions, Inc.*	24,950	527,443
Quest Diagnostics, Inc.	66,730	4,029,157
Sun Healthcare Group, Inc.*	37,500	343,875
UnitedHealth Group, Inc.	532,420	16,228,162
Universal American Corp.*	43,720	511,524
Universal Health Services, Inc., Class B	380	11,590
VCA Antech, Inc.*	36,850	918,302
WellCare Health Plans, Inc.*	19,320	710,203
WellPoint, Inc.*^	209,180	12,193,102

		118,236,426

Health Care Technology (0.2%)
Allscripts-Misys Healthcare Solutions, Inc.*	59,050	1,194,582
athenahealth, Inc.*	16,000	723,840
Cerner Corp.*^	27,200	2,242,368
IMS Health, Inc.	75,740	1,595,084
MedAssets, Inc.*	30,600	649,026
Phase Forward, Inc.*	30,800	472,780
Quality Systems, Inc.	10,700	671,853

		7,549,533

Life Sciences Tools & Services (0.6%)
Albany Molecular Research, Inc.*	720	6,538
Bio-Rad Laboratories, Inc., Class A*	8,500	819,910
Bruker Corp.*	83,900	1,011,834
Charles River Laboratories International, Inc.*^	30,150	1,015,753
Dionex Corp.*	8,280	611,644
eResearchTechnology, Inc.*	270	1,623
Illumina, Inc.*^	53,500	1,639,775
Life Technologies Corp.*^	72,293	3,775,863
Luminex Corp.*	18,500	276,205
Millipore Corp.*	24,550	1,776,192
PAREXEL International Corp.*	50,770	715,857
PerkinElmer, Inc.	51,200	1,054,208
Pharmaceutical Product Development, Inc.^	47,540	1,114,338
Sequenom, Inc.*^	23,800	98,532
Techne Corp.	16,550	1,134,668
Thermo Fisher Scientific, Inc.*	184,050	8,777,344
Varian, Inc.*	12,900	664,866
Waters Corp.*	44,000	2,726,240

		27,221,390

Pharmaceuticals (5.5%)
Abbott Laboratories, Inc.	647,450	34,955,826
Allergan, Inc.	134,970	8,504,460
Auxilium Pharmaceuticals, Inc.*	19,350	580,113
Bristol-Myers Squibb Co.^	699,230	17,655,557
Eli Lilly and Co.	438,010	15,641,337

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Endo Pharmaceuticals Holdings, Inc.*	49,250	$1,010,117
Forest Laboratories, Inc.*	129,430	4,155,997
Johnson & Johnson	1,134,460	73,070,569
King Pharmaceuticals, Inc.*	100,970	1,238,902
KV Pharmaceutical Co., Class A*	140	514
Medicines Co.*	26,000	216,840
Medicis Pharmaceutical Corp., Class A	33,880	916,454
Merck & Co., Inc.	1,292,790	47,238,547
Mylan, Inc.*^	120,550	2,221,736
Pfizer, Inc.	3,357,856	61,079,401
Questcor Pharmaceuticals, Inc.*	47,400	225,150
Salix Pharmaceuticals Ltd.*	43,200	1,097,280
Valeant Pharmaceuticals International*	29,600	940,984
ViroPharma, Inc.*	36,500	306,235
Watson Pharmaceuticals, Inc.*	45,320	1,795,125

		272,851,144

Total Health Care		625,314,568

Industrials (10.8%)
Aerospace & Defense (2.5%)
AAR Corp.*^	27,680	636,086
Aerovironment, Inc.*	12,600	366,408
Alliant Techsystems, Inc.*	14,400	1,271,088
American Science & Engineering, Inc.	6,000	455,040
BE Aerospace, Inc.*	47,060	1,105,910
Boeing Co.	306,200	16,574,606
Ceradyne, Inc.*	610	11,718
Curtiss-Wright Corp.	20,100	629,532
DynCorp International, Inc., Class A*	29,070	417,154
Esterline Technologies Corp.*	460	18,754
GenCorp, Inc.*	700	4,900
General Dynamics Corp.	149,170	10,168,919
Goodrich Corp.	55,290	3,552,383
Herley Industries, Inc.*	90	1,250
Hexcel Corp.*	43,500	564,630
Honeywell International, Inc.	329,500	12,916,400
ITT Corp.	79,150	3,936,921
L-3 Communications Holdings, Inc.	52,970	4,605,742
Lockheed Martin Corp.	145,960	10,998,086
Moog, Inc., Class A*	18,400	537,832
Northrop Grumman Corp.	148,550	8,296,518
Orbital Sciences Corp.*	25,500	389,130
Precision Castparts Corp.	61,470	6,783,214
Raytheon Co.	185,190	9,540,989
Rockwell Collins, Inc.	70,550	3,905,648
Spirit AeroSystems Holdings, Inc., Class A*	47,700	947,322
Stanley, Inc.*	12,500	342,625
Taser International, Inc.*	1,760	7,709
Teledyne Technologies, Inc.*	500	19,180
TransDigm Group, Inc.	15,150	719,474
Triumph Group, Inc.^	10,700	516,275
United Technologies Corp.	361,140	25,066,727

		125,308,170

	Number of Shares	Value (Note 1)

Air Freight & Logistics (0.8%)
Atlas Air Worldwide Holdings, Inc.*	700	$26,075
C.H. Robinson Worldwide, Inc.^	70,700	4,152,211
Expeditors International of Washington, Inc.	90,000	3,125,700
FedEx Corp.	135,950	11,345,028
Forward Air Corp.^	17,900	448,395
United Parcel Service, Inc., Class B	299,750	17,196,657
UTi Worldwide, Inc.	43,600	624,352

		36,918,418

Airlines (0.2%)
Allegiant Travel Co.*	11,300	533,021
AMR Corp.*	141,500	1,093,795
Continental Airlines, Inc., Class B*^	52,800	946,176
Delta Air Lines, Inc.*^	269,150	3,062,927
Hawaiian Holdings, Inc.*	1,650	11,550
JetBlue Airways Corp.*	75,300	410,385
Republic Airways Holdings, Inc.*	1,790	13,228
SkyWest, Inc.^	30,300	512,676
Southwest Airlines Co.	319,300	3,649,599
U.S. Airways Group, Inc.*^	54,300	262,812
UAL Corp.*^	56,800	733,288

		11,229,457

Building Products (0.1%)
AAON, Inc.	510	9,940
American Woodmark Corp.	190	3,739
Ameron International Corp.	8,700	552,102
Armstrong World Industries, Inc.*	22,840	889,161
Griffon Corp.*	59,795	730,695
Insteel Industries, Inc.^	1,300	16,900
Lennox International, Inc.^	21,110	824,134
Masco Corp.	162,800	2,248,268
NCI Building Systems, Inc.*	280	507
Owens Corning, Inc.*	33,070	847,915
Quanex Building Products Corp.	1,600	27,152
Simpson Manufacturing Co., Inc.	17,300	465,197
USG Corp.*	34,200	480,510

		7,096,220

Commercial Services & Supplies (0.7%)
ABM Industries, Inc.	27,600	570,216
American Ecology Corp.	520	8,861
American Reprographics Co.*	41,190	288,742
Amrep Corp.*	60	822
ATC Technology Corp.*	430	10,256
Avery Dennison Corp.^	48,350	1,764,291
Bowne & Co., Inc.	383	2,558
Brink’s Co.	17,300	421,082
Cenveo, Inc.*	1,730	15,138
Cintas Corp.	55,500	1,445,775
Clean Harbors, Inc.*	8,100	482,841
Copart, Inc.*	29,100	1,065,933
Courier Corp.	80	1,140

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Covanta Holding Corp.*	52,300	$946,107
Deluxe Corp.	35,620	526,820
G&K Services, Inc., Class A	530	13,319
GEO Group, Inc.*	26,800	586,384
Healthcare Services Group, Inc.^	29,000	622,340
Herman Miller, Inc.^	27,500	439,450
HNI Corp.	25,800	712,854
Iron Mountain, Inc.*^	80,650	1,835,594
Mine Safety Appliances Co.^	16,600	440,398
Pitney Bowes, Inc.	94,420	2,148,999
R.R. Donnelley & Sons Co.	97,730	2,176,447
Republic Services, Inc.	133,435	3,777,545
Rollins, Inc.	24,800	478,144
Schawk, Inc.	700	9,520
Steelcase, Inc., Class A	53,000	337,080
Stericycle, Inc.*	35,800	1,975,086
Sykes Enterprises, Inc.*	23,790	605,931
Team, Inc.*	17,410	327,482
Tetra Tech, Inc.*	25,100	681,967
United Stationers, Inc.*	13,100	744,735
Viad Corp.	930	19,186
Waste Connections, Inc.*	32,700	1,090,218
Waste Management, Inc.	208,250	7,040,932
Waste Services, Inc.*	380	3,462

		33,617,655

Construction & Engineering (0.3%)
Aecom Technology Corp.*	40,800	1,122,000
EMCOR Group, Inc.*	30,820	829,058
Fluor Corp.	81,760	3,682,470
Granite Construction, Inc.	14,500	488,070
Insituform Technologies, Inc., Class A*	750	17,040
Jacobs Engineering Group, Inc.*	54,800	2,061,028
Layne Christensen Co.*	440	12,633
MasTec, Inc.*	46,200	577,500
Northwest Pipe Co.*	250	6,715
Orion Marine Group, Inc.*	30	632
Pike Electric Corp.*	1,190	11,043
Quanta Services, Inc.*	80,850	1,684,914
Shaw Group, Inc.*	480	13,800
Tutor Perini Corp.*	27,780	502,262
URS Corp.*	38,100	1,696,212

		12,705,377

Electrical Equipment (0.7%)
A. O. Smith Corp.	13,400	581,426
Acuity Brands, Inc.^	17,600	627,264
American Superconductor Corp.*^	32,000	1,308,800
AMETEK, Inc.	45,700	1,747,568
Baldor Electric Co.^	26,260	737,643
Belden, Inc.	24,800	543,616
Brady Corp., Class A	22,860	686,029
Emerson Electric Co.^	331,910	14,139,366
Encore Wire Corp.	23,400	493,038
Ener1, Inc.*	59,500	377,230
Energy Conversion Devices, Inc.*^	22,100	233,597
EnerSys*	48,500	1,060,695
Evergreen Solar, Inc.*^	109,900	165,949

	Number of Shares	Value (Note 1)

First Solar, Inc.*^	21,350	$2,890,790
FuelCell Energy, Inc.*^	510	1,918
General Cable Corp.*	28,900	850,238
GrafTech International Ltd.*	70,400	1,094,720
GT Solar International, Inc.*^	105,900	588,804
Hubbell, Inc., Class B	24,400	1,154,120
II-VI, Inc.*	16,400	521,520
LSI Industries, Inc.	250	1,970
Powell Industries, Inc.*	290	9,144
Regal-Beloit Corp.	13,900	721,966
Rockwell Automation, Inc.	60,500	2,842,290
Roper Industries, Inc.	38,650	2,024,100
SunPower Corp., Class A*	450	10,656
Thomas & Betts Corp.*	25,600	916,224
Vicor Corp.*	280	2,604
Woodward Governor Co.	230	5,927

		36,339,212

Industrial Conglomerates (1.9%)
3M Co.	288,130	23,819,707
General Electric Co.	4,393,492	66,473,534
McDermott International, Inc.*	105,000	2,521,050
Otter Tail Corp.^	20,400	505,920
Raven Industries, Inc.^	13,400	425,718
Standex International Corp.	380	7,634
Textron, Inc.^	114,400	2,151,864

		95,905,427

Machinery (2.0%)
3D Systems Corp.*	10	113
Actuant Corp., Class A	23,500	435,455
AGCO Corp.*	500	16,170
Albany International Corp., Class A	28,450	638,987
Altra Holdings, Inc.*	710	8,769
American Railcar Industries, Inc.	80	882
Astec Industries, Inc.*	17,100	460,674
Barnes Group, Inc.^	31,620	534,378
Blount International, Inc.*	42,020	424,402
Briggs & Stratton Corp.^	29,400	550,074
Bucyrus International, Inc.	28,400	1,600,908
Cascade Corp.	270	7,422
Caterpillar, Inc.	269,110	15,336,579
Chart Industries, Inc.*	580	9,599
CLARCOR, Inc.	21,900	710,436
Colfax Corp.*	630	7,585
Crane Co.	570	17,453
Cummins, Inc.	95,860	4,396,140
Danaher Corp.	110,130	8,281,776
Deere & Co.	191,540	10,360,399
Dover Corp.	81,890	3,407,443
Eaton Corp.	70,800	4,504,296
Flowserve Corp.	24,680	2,333,000
Force Protection, Inc.*	400	2,084
Gardner Denver, Inc.	23,200	987,160
Graco, Inc.	25,160	718,821
Graham Corp.	210	4,347
Harsco Corp.	36,260	1,168,660
IDEX Corp.	540	16,821
Illinois Tool Works, Inc.	200,810	9,636,872
Joy Global, Inc.	45,680	2,356,631

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Kadant, Inc.*	470	$7,501
Kaydon Corp.	13,700	489,912
Kennametal, Inc.	35,190	912,125
K-Tron International, Inc.*	20	2,175
L.B. Foster Co., Class A*	400	11,924
Lincoln Electric Holdings, Inc.	19,230	1,028,036
Lindsay Corp.^	9,060	361,041
Manitowoc Co., Inc.	59,400	592,218
Met-Pro Corp.	100	1,062
Middleby Corp.*^	12,100	593,142
Mueller Water Products, Inc., Class A	3,270	17,004
NACCO Industries, Inc., Class A	300	14,940
Navistar International Corp.*	27,100	1,047,415
Nordson Corp.^	14,630	895,063
Oshkosh Corp.	37,200	1,377,516
PACCAR, Inc.	156,330	5,670,089
Pall Corp.	52,300	1,893,260
Parker Hannifin Corp.	71,110	3,831,407
Pentair, Inc.	44,650	1,442,195
RBC Bearings, Inc.*^	20,400	496,332
Robbins & Myers, Inc.	21,170	497,918
Sauer-Danfoss, Inc.*	1,570	18,856
Snap-On, Inc.	25,100	1,060,726
Stanley Works	34,610	1,782,761
Sun Hydraulics Corp.^	550	14,438
Tecumseh Products Co., Class A*	680	7,949
Terex Corp.*^	48,030	951,474
Timken Co.	36,640	868,734
Toro Co.^	14,920	623,805
Trinity Industries, Inc.^	36,070	629,061
Twin Disc, Inc.	40	418
Valmont Industries, Inc.	7,700	604,065
Wabtec Corp.^	21,200	865,808
Watts Water Technologies, Inc., Class A^	17,510	541,409

		98,086,115

Marine (0.1%)
Alexander & Baldwin, Inc.	18,080	618,878
American Commercial Lines, Inc.*	525	9,623
Eagle Bulk Shipping, Inc.*	41,100	203,445
Genco Shipping & Trading Ltd.*^	24,910	557,486
Horizon Lines, Inc., Class A	250	1,393
Kirby Corp.*^	24,350	848,110

		2,238,935

Professional Services (0.3%)
Administaff, Inc.	23,300	549,647
Advisory Board Co.*	140	4,292
CBIZ, Inc.*	52,020	400,554
Corporate Executive Board Co.	15,490	353,482
CoStar Group, Inc.*^	13,600	568,072
Dun & Bradstreet Corp.	24,250	2,045,972
Equifax, Inc.	56,620	1,748,992
Exponent, Inc.*	470	13,085
FTI Consulting, Inc.*	21,500	1,013,940
Hill International, Inc.*	850	5,304

	Number of Shares	Value (Note 1)

Huron Consulting Group, Inc.*	8,900	$205,056
IHS, Inc., Class A*	20,200	1,107,162
Kelly Services, Inc., Class A*	32,000	381,760
Kforce, Inc.*	780	9,750
Korn/Ferry International*	34,380	567,270
Manpower, Inc.	34,980	1,909,208
Monster Worldwide, Inc.*^	50,770	883,398
MPS Group, Inc.*	64,560	887,054
Navigant Consulting, Inc.*	24,000	356,640
On Assignment, Inc.*	770	5,506
Resources Connection, Inc.*	27,650	586,733
Robert Half International, Inc.^	62,260	1,664,210
School Specialty, Inc.*^	500	11,695
Spherion Corp.*	980	5,508
Watson Wyatt Worldwide, Inc., Class A	17,900	850,608

		16,134,898

Road & Rail (1.0%)
Amerco, Inc.*	9,440	469,357
Arkansas Best Corp.^	16,890	497,073
Avis Budget Group, Inc.*	890	11,677
Burlington Northern Santa Fe Corp.	108,250	10,675,615
Con-way, Inc.	19,100	666,781
CSX Corp.	166,050	8,051,764
Heartland Express, Inc.^	29,400	448,938
Hertz Global Holdings, Inc.*^	128,700	1,534,104
J.B. Hunt Transport Services, Inc.	35,950	1,160,107
Kansas City Southern*	750	24,967
Knight Transportation, Inc.^	28,700	553,623
Landstar System, Inc.	23,650	916,911
Norfolk Southern Corp.	164,570	8,626,759
Old Dominion Freight Line, Inc.*	16,400	503,480
Ryder System, Inc.	24,900	1,025,133
Union Pacific Corp.	226,360	14,464,404
Werner Enterprises, Inc.	22,800	451,212

		50,081,905

Trading Companies & Distributors (0.2%)
Applied Industrial Technologies, Inc.^	23,300	514,231
Beacon Roofing Supply, Inc.*	32,000	512,000
DXP Enterprises, Inc.*	230	3,006
Fastenal Co.^	54,900	2,286,036
GATX Corp.^	21,500	618,125
H&E Equipment Services, Inc.*	750	7,868
Houston Wire & Cable Co.	910	10,829
Interline Brands, Inc.*	180	3,109
Kaman Corp.	17,300	399,457
RSC Holdings, Inc.*^	46,900	330,176
Textainer Group Holdings Ltd.	280	4,732
W.W. Grainger, Inc.^	33,050	3,200,231
Watsco, Inc.^	12,210	598,046
WESCO International, Inc.*	25,320	683,893

		9,171,739

Total Industrials		534,833,528

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Information Technology (19.3%)
Communications Equipment (2.5%)
Acme Packet, Inc.*	810	$8,910
ADC Telecommunications, Inc.*^	64,000	397,440
Arris Group, Inc.*	67,300	769,239
BigBand Networks, Inc.*	820	2,821
Black Box Corp.	16,060	455,140
Blue Coat Systems, Inc.*	400	11,416
Brocade Communications Systems, Inc.*	144,160	1,099,941
Cisco Systems, Inc.*	2,416,370	57,847,898
CommScope, Inc.*	600	15,918
Comtech Telecommunications Corp.*	10,200	357,510
Digi International, Inc.*	650	5,928
EchoStar Corp., Class A*	23,550	474,297
Emulex Corp.*	55,090	600,481
Extreme Networks, Inc.*	423	1,214
F5 Networks, Inc.*	32,900	1,743,042
Harmonic, Inc.*	77,400	489,942
Harris Corp.	59,640	2,835,882
Harris Stratex Networks, Inc.*	14,656	101,273
Hughes Communications, Inc.*	70	1,822
Infinera Corp.*	56,500	501,155
InterDigital, Inc.*^	20,100	533,454
Ixia*	1,220	9,077
JDS Uniphase Corp.*	99,450	820,462
Juniper Networks, Inc.*	235,100	6,270,117
Motorola, Inc.*	1,043,150	8,094,844
NETGEAR, Inc.*	400	8,676
Oplink Communications, Inc.*	210	3,442
Palm, Inc.*^	1,000	10,040
Parkervision, Inc.*	500	915
Plantronics, Inc.	30,900	802,782
Polycom, Inc.*	37,800	943,866
Powerwave Technologies, Inc.*	2,150	2,709
QUALCOMM, Inc.	709,480	32,820,545
Riverbed Technology, Inc.*	38,800	891,236
SeaChange International, Inc.*	800	5,256
Sonus Networks, Inc.*	245,790	518,617
Sycamore Networks, Inc.^	15,470	323,478
Symmetricom, Inc.*	340	1,768
Tekelec*	34,920	533,577
Tellabs, Inc.*	2,460	13,973
UTStarcom, Inc.*	480	1,051
ViaSat, Inc.*	22,120	702,974

		121,034,128

Computers & Peripherals (5.1%)
Apple, Inc.*	373,750	78,808,925
Avid Technology, Inc.*^	29,200	372,592
Dell, Inc.*	781,144	11,217,228
Diebold, Inc.	27,650	786,643
Electronics for Imaging, Inc.*	43,600	567,236
EMC Corp.*	835,190	14,590,769
Hewlett-Packard Co.	1,001,720	51,598,597
Imation Corp.*	1,210	10,551
Intermec, Inc.*	33,700	433,382
International Business Machines Corp.	544,000	71,209,600

	Number of Shares	Value (Note 1)

Lexmark International, Inc., Class A*	590	$15,328
NCR Corp.*	1,100	12,243
NetApp, Inc.*	157,750	5,425,022
Netezza Corp.*	500	4,850
QLogic Corp.*	56,900	1,073,703
SanDisk Corp.*	97,990	2,840,730
Seagate Technology	241,110	4,385,791
Silicon Graphics International Corp.*	210	1,472
Sun Microsystems, Inc.*	341,700	3,201,729
Synaptics, Inc.*^	15,300	468,945
Teradata Corp.*	81,860	2,572,860
Western Digital Corp.*	102,170	4,510,806

		254,109,002

Electronic Equipment, Instruments & Components (0.8%)
Agilent Technologies, Inc.*	159,630	4,959,704
Agilysys, Inc.	120	1,092
Amphenol Corp., Class A	79,820	3,686,088
Anixter International, Inc.*^	13,400	631,140
Avnet, Inc.*	64,920	1,957,987
AVX Corp.	48,140	609,934
Benchmark Electronics, Inc.*	35,100	663,741
Checkpoint Systems, Inc.*^	34,400	524,600
Cogent, Inc.*	4,359	45,290
Cognex Corp.	27,500	487,300
Coherent, Inc.*^	17,400	517,302
Corning, Inc.	689,390	13,312,121
CTS Corp.	1,260	12,121
Daktronics, Inc.	480	4,421
Dolby Laboratories, Inc., Class A*^	21,250	1,014,263
Electro Scientific Industries, Inc.*	620	6,708
FLIR Systems, Inc.*	59,200	1,937,024
Ingram Micro, Inc., Class A*	72,800	1,270,360
Insight Enterprises, Inc.*	1,230	14,047
IPG Photonics Corp.*^	30,000	502,200
Itron, Inc.*	15,310	1,034,497
Jabil Circuit, Inc.	100,200	1,740,474
L-1 Identity Solutions, Inc.*^	58,060	434,869
Littelfuse, Inc.*	700	22,505
Molex, Inc.^	800	17,240
MTS Systems Corp.	13,200	379,368
National Instruments Corp.^	23,800	700,910
Newport Corp.*	1,260	11,579
OSI Systems, Inc.*	330	9,002
Park Electrochemical Corp.	370	10,227
PC Connection, Inc.*	160	1,080
Plexus Corp.*	25,500	726,750
Rofin-Sinar Technologies, Inc.*	21,200	500,532
Scansource, Inc.*	23,370	623,979
Tech Data Corp.*	400	18,664
Technitrol, Inc.^	960	4,205
Trimble Navigation Ltd.*	600	15,120
Vishay Intertechnology, Inc.*	103,200	861,720

		39,270,164

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Internet Software & Services (1.9%)
Akamai Technologies, Inc.*^	74,400	$1,884,552
AOL, Inc.*	47,456	1,104,784
Art Technology Group, Inc.*	910	4,104
comScore, Inc.*	70	1,229
DealerTrack Holdings, Inc.*	40,300	757,237
Digital River, Inc.*	16,500	445,335
EarthLink, Inc.^	65,000	540,150
eBay, Inc.*	505,770	11,905,826
Equinix, Inc.*^	16,000	1,698,400
Google, Inc., Class A*	100,325	62,199,493
IAC/InterActiveCorp*	40,250	824,320
j2 Global Communications, Inc.*^	25,600	520,960
LoopNet, Inc.*	950	9,443
Marchex, Inc., Class B	840	4,267
ModusLink Global Solutions, Inc.*	210	1,976
NIC, Inc.	60	548
Perficient, Inc.*	320	2,698
RealNetworks, Inc.*	103,810	385,135
Sohu.com, Inc.*	14,210	813,949
United Online, Inc.^	58,100	417,739
ValueClick, Inc.*	68,980	698,078
VeriSign, Inc.*	90,350	2,190,084
Vocus, Inc.*	400	7,200
Yahoo!, Inc.*	512,450	8,598,911

		95,016,418

IT Services (1.8%)
Acxiom Corp.*	57,190	767,490
Affiliated Computer Services, Inc., Class A*	38,590	2,303,437
Alliance Data Systems Corp.*^	300	19,377
Amdocs Ltd.*	90,010	2,567,985
Automatic Data Processing, Inc.	220,450	9,439,669
Broadridge Financial Solutions, Inc.	61,110	1,378,642
CACI International, Inc., Class A*	12,200	595,970
Cognizant Technology Solutions Corp., Class A*	130,050	5,891,265
Computer Sciences Corp.*	66,240	3,810,787
Convergys Corp.*^	71,800	771,850
CSG Systems International, Inc.*	27,540	525,739
Cybersource Corp.*^	40,700	818,477
DST Systems, Inc.*	19,880	865,774
Euronet Worldwide, Inc.*^	45,000	987,750
ExlService Holdings, Inc.*	390	7,082
Fidelity National Information Services, Inc.	141,125	3,307,970
Fiserv, Inc.*	71,450	3,463,896
Forrester Research, Inc.*^	16,300	422,985
Gartner, Inc.*	26,600	479,864
Genpact Ltd.*	53,400	795,660
Global Cash Access Holdings, Inc.*	1,320	9,887
Global Payments, Inc.	34,600	1,863,556
Hackett Group, Inc.*	80	222
Heartland Payment Systems, Inc.	26,360	346,107

	Number of Shares	Value (Note 1)

iGATE Corp.	880	$8,800
infoGROUP, Inc.*	520	4,170
Integral Systems, Inc.*	840	7,274
Lender Processing Services, Inc.	40,850	1,660,961
ManTech International Corp., Class A*	8,400	405,552
Mastercard, Inc., Class A^	36,700	9,394,466
MAXIMUS, Inc.	14,700	735,000
Ness Technologies, Inc.*	400	1,960
NeuStar, Inc., Class A*	32,590	750,874
Online Resources Corp.*	10	53
Paychex, Inc.^	139,910	4,286,842
SAIC, Inc.*	163,050	3,088,167
Sapient Corp.*	88,500	731,895
SRA International, Inc., Class A*	31,500	601,650
Syntel, Inc.	16,680	634,340
TeleTech Holdings, Inc.*	47,050	942,412
Unisys Corp.*	496	19,126
VeriFone Holdings, Inc.*	40,500	663,390
Visa, Inc., Class A	196,150	17,155,279
Western Union Co.	329,360	6,208,436
Wright Express Corp.*	28,800	917,568

		89,659,656

Office Electronics (0.1%)
Xerox Corp.	402,390	3,404,219
Zebra Technologies Corp., Class A*	27,700	785,572

		4,189,791

Semiconductors & Semiconductor Equipment (2.9%)
Actel Corp.*	590	7,009
Advanced Analogic Technologies, Inc.*	70	276
Advanced Micro Devices, Inc.*	232,600	2,251,568
Altera Corp.	128,450	2,906,824
Amkor Technology, Inc.*^	115,200	824,832
Analog Devices, Inc.	127,070	4,012,871
Applied Materials, Inc.	602,520	8,399,129
Atheros Communications, Inc.*	27,100	927,904
Atmel Corp.*	197,000	908,170
ATMI, Inc.*	880	16,386
Broadcom Corp., Class A*	224,570	7,062,727
Cabot Microelectronics Corp.*	17,380	572,845
Cavium Networks, Inc.*	700	16,681
Cirrus Logic, Inc.*	2,560	17,459
Cree, Inc.*	38,900	2,192,793
Cymer, Inc.*	18,300	702,354
Cypress Semiconductor Corp.*^	98,500	1,040,160
Diodes, Inc.*	480	9,816
DSP Group, Inc.*	640	3,603
Entegris, Inc.*	4,540	23,971
Exar Corp.*	1,400	9,954
Fairchild Semiconductor International, Inc.*	86,600	865,134
FEI Co.*	23,160	541,018
FormFactor, Inc.*^	28,800	626,688
Hittite Microwave Corp.*	14,400	586,800
Integrated Device Technology, Inc.*	77,100	498,837
Intel Corp.	2,326,310	47,456,724

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

International Rectifier Corp.*	33,800	$747,656
IXYS Corp.*	700	5,194
KLA-Tencor Corp.	76,180	2,754,669
Kulicke & Soffa Industries, Inc.*	610	3,288
Lam Research Corp.*	54,500	2,136,945
Linear Technology Corp.^	94,050	2,872,287
LSI Corp.*^	283,110	1,701,491
Marvell Technology Group Ltd.*	216,430	4,490,923
Maxim Integrated Products, Inc.	131,550	2,670,465
MEMC Electronic Materials, Inc.*	100,270	1,365,677
Micrel, Inc.	58,400	478,880
Microchip Technology, Inc.^	81,000	2,353,860
Micron Technology, Inc.*^	382,650	4,040,784
Microsemi Corp.*	300	5,325
MKS Instruments, Inc.*	27,400	477,034
Monolithic Power Systems, Inc.*	31,420	753,137
NVIDIA Corp.*^	259,860	4,854,185
OmniVision Technologies, Inc.*	1,350	19,615
ON Semiconductor Corp.*^	180,940	1,594,081
Pericom Semiconductor Corp.*	1,210	13,951
PMC-Sierra, Inc.*	103,000	891,980
Power Integrations, Inc.	22,300	810,828
Rambus, Inc.*^	47,900	1,168,760
RF Micro Devices, Inc.*	3,270	15,598
Rudolph Technologies, Inc.*	10	67
Semtech Corp.*	41,070	698,601
Silicon Image, Inc.*	5,630	14,525
Silicon Laboratories, Inc.*	21,840	1,055,746
Silicon Storage Technology, Inc.*	820	2,099
Skyworks Solutions, Inc.*	72,500	1,028,775
Standard Microsystems Corp.*	30	623
Supertex, Inc.*	430	12,814
Teradyne, Inc.*^	91,610	982,975
Tessera Technologies, Inc.*	22,000	511,940
Texas Instruments, Inc.	566,190	14,754,911
TriQuint Semiconductor, Inc.*	124,000	744,000
Varian Semiconductor Equipment Associates, Inc.*	500	17,940
Volterra Semiconductor Corp.*	80	1,530
Xilinx, Inc.^	123,200	3,087,392

		141,623,084

Software (4.2%)
ACI Worldwide, Inc.*	29,500	505,925
Activision Blizzard, Inc.*	250,300	2,780,833
Adobe Systems, Inc.*	232,420	8,548,408
Advent Software, Inc.*	19,620	799,123
ANSYS, Inc.*	35,880	1,559,345
Ariba, Inc.*	45,100	564,652
AsiaInfo Holdings, Inc.*^	38,900	1,185,283
Autodesk, Inc.*	98,350	2,499,073
Blackbaud, Inc.	33,450	790,423
Blackboard, Inc.*	15,200	689,928
BMC Software, Inc.*	84,000	3,368,400
Bottomline Technologies, Inc.*	220	3,865
CA, Inc.	171,850	3,859,751
Cadence Design Systems, Inc.*	112,030	671,060
Citrix Systems, Inc.*	78,550	3,268,465
Compuware Corp.*	2,250	16,267

	Number of Shares	Value (Note 1)

Concur Technologies, Inc.*^	20,300	$867,825
Electronic Arts, Inc.*^	134,200	2,382,050
EPIQ Systems, Inc.*^	30,400	425,296
FactSet Research Systems, Inc.	18,970	1,249,554
Fair Isaac Corp.^	29,200	622,252
Informatica Corp.*	37,700	974,922
Intuit, Inc.*^	140,650	4,319,361
Jack Henry & Associates, Inc.	30,730	710,478
Kenexa Corp.*	870	11,353
Lawson Software, Inc.*	99,400	661,010
Manhattan Associates, Inc.*	790	18,984
McAfee, Inc.*	65,400	2,653,278
Mentor Graphics Corp.*	83,970	741,455
Microsoft Corp.	3,210,250	97,880,523
MicroStrategy, Inc., Class A*	200	18,804
Net 1 UEPS Technologies, Inc.*^	37,420	726,696
Novell, Inc.*	150,200	623,330
Nuance Communications, Inc.*	84,490	1,312,975
Oracle Corp.	1,573,690	38,618,353
Parametric Technology Corp.*	51,050	834,157
Phoenix Technologies Ltd.*	30	83
Progress Software Corp.*	19,160	559,664
Quest Software, Inc.*	31,000	570,400
Radiant Systems, Inc.*	160	1,664
Red Hat, Inc.*	88,200	2,725,380
Rovi Corp.*^	41,550	1,324,198
Salesforce.com, Inc.*^	47,100	3,474,567
Solera Holdings, Inc.	21,110	760,171
SonicWALL, Inc.*	1,330	10,121
Sybase, Inc.*	36,000	1,562,400
Symantec Corp.*	368,490	6,592,286
Symyx Technologies, Inc.*	470	2,585
Synchronoss Technologies, Inc.*	910	14,387
Synopsys, Inc.*	61,920	1,379,578
Take-Two Interactive Software, Inc.*^	34,600	347,730
Taleo Corp., Class A*	190	4,469
TIBCO Software, Inc.*	85,640	824,713
TiVo, Inc.*	66,900	681,042
VMware, Inc., Class A*	500	21,190
Websense, Inc.*	24,500	427,770

		208,047,855

Total Information Technology		952,950,098

Materials (4.1%)
Chemicals (2.2%)
A. Schulman, Inc.	470	9,485
Air Products & Chemicals, Inc.	93,580	7,585,595
Airgas, Inc.	37,700	1,794,520
Albemarle Corp.	40,200	1,462,074
Arch Chemicals, Inc.	15,700	484,816
Ashland, Inc.	31,964	1,266,414
Cabot Corp.	29,200	765,916
Celanese Corp., Class A	62,200	1,996,620
CF Industries Holdings, Inc.	24,350	2,210,493
Dow Chemical Co.^	480,580	13,278,425
E.I. du Pont de Nemours & Co.^	400,440	13,482,815
Eastman Chemical Co.	33,860	2,039,726
Ecolab, Inc.	102,012	4,547,695

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Ferro Corp.^	40,360	$332,566
FMC Corp.	34,250	1,909,780
H.B. Fuller Co.	26,770	609,017
Huntsman Corp.	61,000	688,690
Innophos Holdings, Inc.	510	11,725
Innospec, Inc.	730	7,366
International Flavors & Fragrances, Inc.	35,000	1,439,900
Intrepid Potash, Inc.*^	21,300	621,321
LSB Industries, Inc.*	580	8,178
Lubrizol Corp.	31,400	2,290,630
Minerals Technologies, Inc.^	8,600	468,442
Monsanto Co.	241,900	19,775,325
Mosaic Co.	69,430	4,147,054
Nalco Holding Co.	900	22,959
NewMarket Corp.	11,300	1,296,901
NL Industries, Inc.^	33,600	233,184
PolyOne Corp.*	2,750	20,542
PPG Industries, Inc.	70,400	4,121,216
Praxair, Inc.	139,200	11,179,152
Quaker Chemical Corp.	480	9,907
Rockwood Holdings, Inc.*	41,030	966,667
RPM International, Inc.	950	19,314
Scotts Miracle-Gro Co., Class A	19,400	762,614
Sensient Technologies Corp.	20,600	541,780
Sigma-Aldrich Corp.	55,600	2,809,468
Solutia, Inc.*	49,700	631,190
Spartech Corp.	1,320	13,543
Terra Industries, Inc.	46,720	1,503,917
Valhi, Inc.^	36,000	502,920
Valspar Corp.	44,500	1,207,730
Westlake Chemical Corp.	310	7,728

		109,085,320

Construction Materials (0.1%)
Eagle Materials, Inc.	23,200	604,360
Martin Marietta Materials, Inc.^	17,700	1,582,557
Texas Industries, Inc.	15,000	524,850
Vulcan Materials Co.^	48,700	2,565,029

		5,276,796

Containers & Packaging (0.4%)
AptarGroup, Inc.	29,600	1,057,904
Ball Corp.^	42,250	2,184,325
Bemis Co., Inc.	42,300	1,254,195
Crown Holdings, Inc.*	72,750	1,860,945
Graphic Packaging Holding Co.*	297,700	1,033,019
Greif, Inc., Class A	14,800	798,904
Myers Industries, Inc.	1,070	9,737
Owens-Illinois, Inc.*	77,550	2,549,068
Packaging Corp. of America	48,600	1,118,286
Pactiv Corp.*	56,450	1,362,703
Sealed Air Corp.	69,960	1,529,326
Sonoco Products Co.	44,160	1,291,680
Temple-Inland, Inc.	81,900	1,728,909

		17,779,001

Metals & Mining (1.1%)
AK Steel Holding Corp.^	51,300	1,095,255
Alcoa, Inc.	420,250	6,774,430
Allegheny Technologies, Inc.^	44,660	1,999,428

	Number of Shares	Value (Note 1)

AMCOL International Corp.^	19,500	$554,190
Carpenter Technology Corp.	24,000	646,800
Cliffs Natural Resources, Inc.	55,540	2,559,839
Commercial Metals Co.	49,390	772,953
Freeport-McMoRan Copper & Gold, Inc.*	175,550	14,094,909
General Steel Holdings, Inc.*	690	3,043
Kaiser Aluminum Corp.	14,160	589,339
Newmont Mining Corp.	208,500	9,864,135
Nucor Corp.^	135,020	6,298,683
Olympic Steel, Inc.	720	23,458
Royal Gold, Inc.	13,400	631,140
Schnitzer Steel Industries, Inc., Class A	16,000	763,200
Southern Copper Corp.	94,560	3,111,970
Steel Dynamics, Inc.	71,300	1,263,436
Titanium Metals Corp.*^	30,000	375,600
United States Steel Corp.^	51,590	2,843,641
Universal Stainless & Alloy Products, Inc.*	40	754
Walter Energy, Inc.^	22,000	1,656,820
Worthington Industries, Inc.	37,000	483,590

		56,406,613

Paper & Forest Products (0.3%)
Buckeye Technologies, Inc.*	1,360	13,274
Clearwater Paper Corp.*	5,325	292,715
Deltic Timber Corp.	9,200	424,856
Domtar Corp.*^	19,740	1,093,794
Glatfelter	1,440	17,496
International Paper Co.	197,450	5,287,711
Louisiana-Pacific Corp.*^	3,030	21,149
MeadWestvaco Corp.	78,600	2,250,318
Neenah Paper, Inc.	160	2,232
Wausau Paper Corp.	45,000	522,000
Weyerhaeuser Co.	90,100	3,886,914

		13,812,459

Total Materials		202,360,189

Telecommunication Services (2.9%)
Diversified Telecommunication Services (2.4%)
AT&T, Inc.	2,429,154	68,089,187
Atlantic Tele-Network, Inc.	110	6,051
Cbeyond, Inc.*	370	5,827
CenturyTel, Inc.	138,269	5,006,720
Frontier Communications Corp.	2,350	18,353
Global Crossing Ltd.*	48,290	688,133
Iowa Telecommunications Services, Inc.	27,800	465,928
Premiere Global Services, Inc.*	51,900	428,175
Qwest Communications International, Inc.	625,680	2,634,113
Verizon Communications, Inc.	1,204,740	39,913,036
Windstream Corp.	189,720	2,085,023

		119,340,546

Wireless Telecommunication Services (0.5%)
American Tower Corp., Class A*	181,200	7,829,652
Crown Castle International Corp.*^	127,050	4,960,032

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

MetroPCS Communications, Inc.*^	108,050	$824,422
NII Holdings, Inc.*	73,400	2,464,772
NTELOS Holdings Corp.	17,580	313,276
SBA Communications Corp., Class A*^	48,700	1,663,592
Shenandoah Telecommunications Co.^	17,900	364,265
Sprint Nextel Corp.*	1,287,925	4,713,805
Syniverse Holdings, Inc.*	45,100	788,348
Telephone & Data Systems, Inc.	510	17,299
U.S. Cellular Corp.*	43,700	1,853,317
USA Mobility, Inc.	400	4,404

		25,797,184

Total Telecommunication Services		145,137,730

Utilities (3.9%)
Electric Utilities (2.0%)
Allegheny Energy, Inc.	73,200	1,718,736
Allete, Inc.	38,700	1,264,716
American Electric Power Co., Inc.	205,570	7,151,780
Cleco Corp.	25,900	707,847
DPL, Inc.	49,650	1,370,340
Duke Energy Corp.	544,600	9,372,566
Edison International	142,260	4,947,803
El Paso Electric Co.*	24,400	494,832
Empire District Electric Co.	22,600	423,298
Entergy Corp.	82,600	6,759,984
Exelon Corp.	282,640	13,812,617
FirstEnergy Corp.	131,950	6,129,078
FPL Group, Inc.	181,050	9,563,061
Great Plains Energy, Inc.	51,600	1,000,524
Hawaiian Electric Industries, Inc.^	34,800	727,320
IDACORP, Inc.^	20,050	640,598
ITC Holdings Corp.	20,600	1,073,054
MGE Energy, Inc.	12,100	432,454
Northeast Utilities	61,550	1,587,375
NV Energy, Inc.	100,300	1,241,714
Pepco Holdings, Inc.	87,450	1,473,532
Pinnacle West Capital Corp.	42,600	1,558,308
PNM Resources, Inc.^	47,700	603,405
PPL Corp.	162,850	5,261,683
Progress Energy, Inc.	112,420	4,610,344
Southern Co.	336,350	11,207,182
UniSource Energy Corp.	16,400	527,916
Westar Energy, Inc.	43,900	953,508

		96,615,575

Gas Utilities (0.3%)
AGL Resources, Inc.	32,350	1,179,805
Atmos Energy Corp.	38,500	1,131,900
Energen Corp.	30,750	1,439,100
EQT Corp.	56,800	2,494,656
Laclede Group, Inc.	8,600	290,422
National Fuel Gas Co.	200	10,000
New Jersey Resources Corp.	18,100	676,940
Nicor, Inc.^	400	16,840
Northwest Natural Gas Co.^	11,500	517,960

	Number of Shares	Value (Note 1)

ONEOK, Inc.	46,500	$2,072,505
Piedmont Natural Gas Co., Inc.^	30,900	826,575
Questar Corp.	76,700	3,188,419
South Jersey Industries, Inc.	12,100	461,978
UGI Corp.	45,950	1,111,530
WGL Holdings, Inc.	21,650	726,141

		16,144,771

Independent Power Producers & Energy Traders (0.3%)
AES Corp.*	275,595	3,668,169
Calpine Corp.*	152,700	1,679,700
Constellation Energy Group, Inc.	75,150	2,643,025
Dynegy, Inc., Class A*^	6,350	11,494
Mirant Corp.*	74,000	1,129,980
NRG Energy, Inc.*	102,550	2,421,206
Ormat Technologies, Inc.	14,750	558,140
RRI Energy, Inc.*	154,470	883,568

		12,995,282

Multi-Utilities (1.3%)
Alliant Energy Corp.	48,500	1,467,610
Ameren Corp.	88,700	2,479,165
Avista Corp.	23,950	517,080
Black Hills Corp.^	16,500	439,395
CenterPoint Energy, Inc.	139,350	2,021,969
CH Energy Group, Inc.	10,200	433,704
CMS Energy Corp.^	97,900	1,533,114
Consolidated Edison, Inc.	124,100	5,637,863
Dominion Resources, Inc.	248,250	9,661,890
DTE Energy Co.	71,900	3,134,121
Integrys Energy Group, Inc.	33,090	1,389,449
MDU Resources Group, Inc.	78,350	1,849,060
NiSource, Inc.	121,000	1,860,980
NorthWestern Corp.	21,400	556,828
NSTAR	46,700	1,718,560
OGE Energy Corp.^	40,000	1,475,600
PG&E Corp.	148,720	6,640,348
Public Service Enterprise Group, Inc.	211,600	7,035,700
SCANA Corp.	50,350	1,897,188
Sempra Energy^	107,390	6,011,692
TECO Energy, Inc.^	1,250	20,275
Vectren Corp.^	34,700	856,396
Wisconsin Energy Corp.	51,050	2,543,821
Xcel Energy, Inc.^	185,580	3,938,008

		65,119,816

Water Utilities (0.0%)
Aqua America, Inc.^	53,850	942,914
California Water Service Group	10,500	386,610

		1,329,524

Total Utilities		192,204,968

Total Common Stocks (99.7%) (Cost $4,392,369,096)		4,930,278,961

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (2.3%)
Calyon/New York 0.41%, 7/2/10 (l)	$19,997,233	$20,001,152
Goldman Sachs & Co., Repurchase Agreement
0.01%, 1/4/10 (v)	58,195,936	58,195,936
Lehman Brothers Holdings, Inc. 0.00%, 8/21/09 (h)(s)	10,000,000	1,950,000
MassMutual Global Funding II 0.40%, 3/26/10 (l)	10,000,000	9,972,090
Monumental Global Funding II 0.40%, 3/26/10 (l)	3,000,000	2,980,866
0.43%, 5/26/10 (l)	4,000,000	3,920,400
Monumental Global Funding Ltd. 0.31%, 5/24/10 (l)	7,000,000	6,935,705
Pricoa Global Funding I 0.40%, 6/25/10 (l)	8,999,559	8,869,119

Total Short-Term Investments of Cash Collateral for Securities Loaned		112,825,268

Time Deposit (0.4%)
JPMorgan Chase Nassau 0.000%, 1/4/10	19,586,106	19,586,106

Total Short-Term Investments (2.7%) (Cost/Amortized Cost $140,778,834)		132,411,374

Total Investments (102.4%) (Cost/Amortized Cost $4,533,147,930)		5,062,690,335
Other Assets Less Liabilities (-2.4%)		(117,665,270)

Net Assets (100%)		$4,945,025,065

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $3,023 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $20,866,140.
(b)	Illiquid security.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(s)	Issuer in bankruptcy.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Government National Mortgage Association, 2.750% - 15.000%, maturing 2/15/10 to 12/20/39, which had a total value of $59,359,854.

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	28	March-10	$1,737,039	$1,746,920	$9,881
S&P 500 E-Mini Index	227	March-10	12,635,769	12,606,445	(29,324)

					$(19,443)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$516,252,194	$—	$—	$516,252,194
Consumer Staples	498,505,781	—	—	498,505,781
Energy	530,811,430	—	—	530,811,430
Financials	731,905,452	—	3,023	731,908,475
Health Care	625,314,568	—	—	625,314,568
Industrials	534,833,528	—	—	534,833,528
Information Technology	952,950,098	—	—	952,950,098
Materials	202,360,189	—	—	202,360,189
Telecommunication Services	145,137,730	—	—	145,137,730
Utilities	192,204,968	—	—	192,204,968
Futures	9,881	—	—	9,881
Short-Term Investments	—	132,411,374	—	132,411,374

Total Assets	$4,930,285,819	$132,411,374	$3,023	$5,062,700,216

Liabilities:
Futures	$(29,324)	$—	$—	$(29,324)

Total Liabilities	$(29,324)	$—	$—	$(29,324)

Total	$4,930,256,495	$132,411,374	$3,023	$5,062,670,892

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Financials
Balance as of 12/31/08	$—
Total gains or losses (realized/unrealized) included in earnings	—
Purchases, sales, issuances, and settlements (net)	—
Transfers in and/or out of Level 3	3,023
Balance as of 12/31/09	$3,023
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$3,023

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	9,881	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$9,881

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(29,324	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(29,324)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	2,663,521	—	—	2,663,521
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$2,663,521	$—	$—	$2,663,521

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(418,878)	—	—	(418,878)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(418,878)	$—	$—	$(418,878)

The Portfolio held futures contracts with an average notional balance of approximately $10,356,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$186,430,593
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$494,271,638

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,061,319,660
Aggregate gross unrealized depreciation	(590,411,273)

Net unrealized appreciation	$470,908,387

Federal income tax cost of investments	$4,591,781,948

At December 31, 2009, the Portfolio had loaned securities with a total value of $116,742,689. This was secured by collateral of $121,192,727, which was received as cash and subsequently invested in short-term investments currently valued at $112,825,268, as reported in the Portfolio of Investments.

The Portfolio has a net capital loss carryforward of $2,894,789,060 of which $669,460,381 expires in the year 2010, $6,931,676 expires in the year 2015, $529,022,662 expires in the year 2016 and $1,689,374,341 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $4,533,147,930) (Securities on loan at market value $116,742,689)	$5,062,690,335
Cash	149,155
Dividends, interest and other receivables	6,592,278
Receivable from Separate Accounts for Trust shares sold	2,621,434
Other assets	43,025

Total assets	5,072,096,227

LIABILITIES
Payable for return of cash collateral on securities loaned	121,192,727
Payable to Separate Accounts for Trust shares redeemed	3,153,595
Investment management fees payable	1,464,813
Administrative fees payable	431,960
Distribution fees payable - Class IB	266,158
Variation margin payable on futures contracts	164,439
Trustees’ fees payable	16,654
Accrued expenses	380,816

Total liabilities	127,071,162

NET ASSETS	$4,945,025,065

Net assets were comprised of:
Paid in capital	$7,368,670,738
Accumulated undistributed net investment income (loss)	310,953
Accumulated undistributed net realized gain (loss) on investments and futures	(2,953,479,589)
Unrealized appreciation (depreciation) on investments and futures	529,522,963

Net assets	$4,945,025,065

Class IA
Net asset value, offering and redemption price per share, $3,688,279,036 / 262,707,432 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.04

Class IB
Net asset value, offering and redemption price per share, $1,256,746,029 / 89,996,170 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.96

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $2,237 foreign withholding tax)	$104,489,534
Interest	13,809
Securities lending (net)	3,671,343

Total income	108,174,686

EXPENSES
Investment management fees	15,069,464
Administrative fees	4,433,536
Distribution fees - Class IB	2,692,236
Printing and mailing expenses	1,148,790
Trustees’ fees	111,459
Professional fees	103,608
Custodian fees	56,500
Miscellaneous	106,363

Total expenses	23,721,956

NET INVESTMENT INCOME (LOSS)	84,452,730

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	61,981,755
Futures	2,663,521

Net realized gain (loss)	64,645,276

Change in unrealized appreciation (depreciation) on:
Securities	966,979,661
Futures	(418,878)

Net change in unrealized appreciation (depreciation)	966,560,783

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,031,206,059

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,115,658,789

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$84,452,730	$110,986,961
Net realized gain (loss) on investments and futures	64,645,276	(2,257,645,028)
Net change in unrealized appreciation (depreciation) on investments and futures	966,560,783	(1,326,339,303)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,115,658,789	(3,472,997,370)

DIVIDENDS:
Dividends from net investment income
Class IA	(65,053,833)	(85,506,295)
Class IB	(19,058,636)	(25,281,140)

TOTAL DIVIDENDS	(84,112,469)	(110,787,435)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,796,958 and 4,459,095 shares, respectively ]	56,489,163	68,844,713
Capital shares issued in connection with merger (Note 8) [ 464,999 and 0 shares, respectively ]	6,344,413	—
Capital shares issued in reinvestment of dividends [ 4,723,875 and 7,710,050 shares, respectively ]	65,053,833	85,506,295
Capital shares repurchased [ (32,423,071) and (44,049,151) shares, respectively ]	(381,356,151)	(706,560,649)

Total Class IA transactions	(253,468,742)	(552,209,641)

Class IB
Capital shares sold [ 6,286,827 and 7,777,018 shares, respectively ]	72,005,859	123,239,453
Capital shares issued in connection with merger (Note 8) [ 3,833,522 and 0 shares, respectively ]	51,928,440	—
Capital shares issued in reinvestment of dividends [ 1,391,283 and 2,291,393 shares, respectively ]	19,058,636	25,281,140
Capital shares repurchased [ (15,144,060) and (20,153,742) shares, respectively ]	(178,854,027)	(325,543,073)

Total Class IB transactions	(35,861,092)	(177,022,480)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(289,329,834)	(729,232,121)

TOTAL INCREASE (DECREASE) IN NET ASSETS	742,216,486	(4,313,016,926)
NET ASSETS:
Beginning of year	4,202,808,579	8,515,825,505

End of year (a)	$4,945,025,065	$4,202,808,579

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$310,953	$472,006

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO (ee)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	2006	2005
Net asset value, beginning of year	$11.11	$20.27	$19.80	$18.09	$17.49

Income (loss) from investment operations:
Net investment income (loss)	0.24 (e)	0.29 (e)	0.25 (e)	0.27 (e)	0.18 (e)
Net realized and unrealized gain (loss) on investments and futures	2.94	(9.14)	0.48	1.72	0.61

Total from investment operations	3.18	(8.85)	0.73	1.99	0.79

Less distributions:
Dividends from net investment income	(0.25)	(0.31)	(0.26)	(0.28)	(0.19)

Net asset value, end of year	$14.04	$11.11	$20.27	$19.80	$18.09

Total return	28.68%	(43.67)%	3.73%	11.01%	4.52%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,688,279	$3,168,157	$6,425,334	$7,114,739	$7,297,020
Ratio of expenses to average net assets:
After fees paid indirectly	0.49%	0.46%	0.59%	0.55%	0.50%
Before fees paid indirectly	0.49%	0.61%	0.60%	0.57%	0.52%
Ratio of net investment income to average net assets:
After fees paid indirectly	2.02%	1.79%	1.21%	1.43%	1.05%
Before fees paid indirectly	2.02%	1.64%	1.20%	1.42%	1.03%
Portfolio turnover rate	4%	83%	44%	35%	38%

	Year Ended December 31,
Class IB	2009	2008	2007	2006	2005
Net asset value, beginning of year	$11.05	$20.16	$19.69	$17.99	$17.39

Income (loss) from investment operations:
Net investment income (loss)	0.21 (e)	0.25 (e)	0.19 (e)	0.22 (e)	0.14 (e)
Net realized and unrealized gain (loss) on investments and futures	2.91	(9.08)	0.49	1.71	0.60

Total from investment operations	3.12	(8.83)	0.68	1.93	0.74

Less distributions:
Dividends from net investment income	(0.21)	(0.28)	(0.21)	(0.23)	(0.14)

Net asset value, end of year	$13.96	$11.05	$20.16	$19.69	$17.99

Total return	28.31%	(43.81)%	3.48%	10.72%	4.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,256,746	$1,034,651	$2,090,492	$2,364,942	$2,351,936
Ratio of expenses to average net assets:
After fees paid indirectly	0.74%	0.71%	0.84%	0.80%	0.75%
Before fees paid indirectly	0.74%	0.86%	0.85%	0.82%	0.77%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.77%	1.54%	0.96%	1.18%	0.80%
Before fees paid indirectly	1.77%	1.39%	0.95%	1.17%	0.78%
Portfolio turnover rate	4%	83%	44%	35%	38%

(e)	Net investment income per share is based on average shares outstanding.
(ee)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Common Stock Index II Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Common Stock Index Portfolio.

See Notes to Financial Statements.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	2.96%	0.76%	4.03%	3.95%
Portfolio – IB Shares	2.70	0.50	3.83	3.78
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	6.33	5.91

*   Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 1/1/98

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 2.96% for the year ended December 31, 2009. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 5.93% over the same period.

Asset Class Overview

Policy responses to the financial crisis and economic downturn that began in the second half of 2008 helped to stabilize the global economy in 2009. Interest rates generally rose in the fourth quarter and for the full year as investors’ risk appetites revived, crimping demand for Treasuries and other sovereign bonds. The Barclays Capital U.S. Aggregate Bond Index, a widely used index of U.S. high-grade bonds, returned 5.93% for all of 2009.

Portfolio Highlights

For the year ended December 31, 2009

The end of 2009 saw Treasury rates rise across the maturity spectrum, with 10-year maturities higher at the year-end. While the end of November brought concerns in the form of Dubai World’s refinancing challenges, within a week an announcement that its debt would be restructured defused the situation. December, true to form with the rest of the year, saw continued interest for risk-taking across all areas of the fixed income markets globally. At year end, the U.S. economy was showing positive signs as the dollar reversed its course to the upside. However, the Treasury sector experienced one of the worst results on record. There was $2.1 trillion in issuance, the highest on record.

Another notable accomplishment for 2009 was the incredible strength in the primary markets for corporate bond issuance and the eventual reinvigoration of the equity IPO market. At the end of the year, the U.S. Treasury once again showed that when it perceives a need, it will continue to prop up key players in the economy, as it invested in GMAC, taking a majority stake in the company.

It is not possible to invest directly in an unmanaged index such as the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Characteristics As of December 31, 2009
Weighted Average Life (Years)	6.8
Weighted Average Coupon (%)	4.7
Weighted Average Modified Duration (Years)*	4.6
Weighted Average Rating	AA+
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/09	% of Net Assets
Government Securities	74.7%
Corporate Bonds	21.0
Asset-Backed and Mortgage-Backed Securities	3.6
Cash and Other	0.7

Total	100.0%

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,034.00	$2.51
Hypothetical (5% average return before expenses)	1,000.00	1,022.74	2.50
Class IB
Actual	1,000.00	1,032.50	3.79
Hypothetical (5% average return before expenses)	1,000.00	1,021.48	3.77

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.49% and 0.74%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (3.6%)
Asset-Backed Securities (0.4%)
AEP Texas Central Transition Funding LLC,
Series 2002-1 A4 5.170%, 1/1/18	$115,000	$122,173
Series 2002-1 A5 6.250%, 1/15/17	350,000	393,355
Capital One Multi-Asset Execution Trust,
Series 2005-A7 A7 4.700%, 6/15/15	500,000	527,885
Series 2006-A10 A10 5.150%, 6/16/14	100,000	105,405
Series 2007-A7 A7 5.750%, 7/15/20	200,000	215,099
Series 2009-A2 A2 3.200%, 4/15/14	1,500,000	1,534,189
Chase Issuance Trust,
Series 2005-A7 A7 4.550%, 3/15/13	500,000	517,891
Series 2007-A17 A 5.120%, 10/15/14	1,500,000	1,611,252
Series 2008-A9 A9 4.260%, 5/15/13	750,000	779,795
Series 2009-A3 A3 2.400%, 6/17/13	995,000	1,009,479
Citibank Credit Card Issuance Trust,
Series 2003-A10 A10 4.750%, 12/10/15	250,000	263,836
Series 2003-A7 A7 4.150%, 7/7/17	600,000	607,190
Series 2005-A2 A2 4.850%, 3/10/17	500,000	524,671
Series 2006-A3 A3 5.300%, 3/15/18	1,000,000	1,062,880
Series 2006-A4 A4 5.450%, 5/10/13	250,000	263,271
Series 2007-A8 A8 5.650%, 9/20/19	500,000	536,060
Series 2008-A1 A1 5.350%, 2/7/20	600,000	629,515
Series 2009-A4 A4 4.900%, 6/23/16	1,200,000	1,269,509
Series 2009-A5 A5 2.250%, 12/23/14	250,000	247,520
Daimler Chrysler Auto Trust,
Series 2007-A A4 5.280%, 3/8/13	250,000	262,933
Ford Credit Auto Owner Trust,
Series 2007-B A4A 5.240%, 7/15/12	100,000	104,848
Nissan Auto Receivables Owner Trust,
Series 2007-B A4 5.160%, 3/17/14	950,000	992,914
Series 2008-A A4 4.280%, 6/16/14	250,000	259,765
PG&E Energy Recovery Funding LLC,
Series 2005-1 A5 4.470%, 12/25/14	650,000	687,596
USAA Auto Owner Trust,
Series 2007-2 A4 5.070%, 6/15/13	250,000	260,624

	Principal Amount	Value (Note 1)

Series 2008-1 A4 4.500%, 10/15/13	$350,000	$365,079
Series 2009-2 A4 2.530%, 7/15/15	200,000	198,774

		15,353,508

Non-Agency CMO (3.2%)
Banc of America Commercial Mortgage, Inc.,
Series 2004-6 A3 4.512%, 12/10/42	3,000,000	3,007,094
Series 2005-1 A4 5.142%, 11/10/42 (l)	2,700,000	2,760,950
Series 2005-4 A2 4.764%, 7/10/45	325,000	325,954
Series 2006-4 A4 5.634%, 7/10/46	50,000	47,462
Series 2006-6 A4 5.356%, 10/10/45	750,000	689,020
Series 2007-2 A4 5.689%, 4/10/49 (l)	3,375,000	2,794,621
Series 2007-3 A4 5.658%, 6/10/49 (l)	3,390,000	2,927,237
Series 2007-4 A4 5.744%, 2/10/51 (l)	1,000,000	865,178
Bank of America-First Union NB Commercial Mortgage,
Series 2001-3 A2 5.464%, 4/11/37	1,246,152	1,277,969
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2001-TOP4 A3 5.610%, 11/15/33	3,000,000	3,086,526
Series 2004-T16 A6 4.750%, 2/13/46 (l)	2,560,000	2,490,583
Series 2005-PW10 A4 5.405%, 12/11/40 (l)	175,000	173,008
Series 2005-PWR7 A3 5.116%, 2/11/41 (l)	3,105,000	2,992,832
Series 2005-PWR8 A4 4.674%, 6/11/41	1,000,000	961,856
Series 2006-T24 A4 5.537%, 10/12/41	750,000	704,775
Series 2007-PW16 A4 5.719%, 6/11/40 (l)	1,250,000	1,101,491
Chase Commercial Mortgage Securities Corp.,
Series 2000-3 A2 7.319%, 10/15/32	400,351	409,009
Citigroup Commercial Mortgage Trust, Inc.,
Series 2006-C5 A4 5.431%, 10/15/49	1,250,000	1,167,116
Series 2007-C6 A4 5.700%, 12/10/49 (l)	1,650,000	1,430,930
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2007-CD4 A4 5.322%, 12/11/49	100,000	85,151
Commercial Mortgage Pass Through Certificates,
Series 2005-LP5 A4 4.982%, 5/10/43 (l)	2,610,000	2,553,663
Credit Suisse Mortgage Capital Certificates,
Series 2006-C3 A3 5.826%, 6/15/38 (l)	100,000	89,876
Series 2006-C4 A3 5.467%, 9/15/39	2,090,000	1,795,465

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

CS First Boston Mortgage Securities Corp.,
Series 2001-CK6 A3 6.387%, 8/15/36	$1,084,560	$1,129,821
Series 2004-C1 A4 4.750%, 1/15/37 (l)	250,000	247,510
Series 2004-C2 A1 3.819%, 5/15/36	511,760	503,432
Series 2004-C2 A2 5.416%, 5/15/36 (l)	750,000	731,341
Series 2004-C4 A6 4.691%, 10/15/39	600,000	548,583
Series 2004-C5 A4 4.829%, 11/15/37	1,000,000	955,407
Series 2005-C3 A4 4.686%, 7/15/37	345,000	332,233
CW Capital Cobalt Ltd.,
Series 2007-C3 A4 5.820%, 5/15/46 (l)	50,000	43,449
First Union National Bank Commercial Mortgage Trust,
Series 2001-C2 A2 6.663%, 1/12/43	2,354,237	2,426,449
GE Capital Commercial Mortgage Corp.,
Series 2004-C3 A3 4.865%, 7/10/39 (l)	600,000	605,312
Series 2005-C1 A3 4.578%, 6/10/48	1,110,000	1,103,510
Series 2007-C1 A4 5.543%, 12/10/49	2,325,000	2,002,303
GMAC Commercial Mortgage Securities, Inc.,
Series 2004-C3 A5 4.864%, 12/10/41	2,700,000	2,467,672
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3 A4 4.799%, 8/10/42 (l)	3,450,000	3,369,026
Series 2006-GG7 A4 5.918%, 7/10/38 (l)	3,178,000	2,843,147
Series 2007-GG9 A4 5.444%, 3/10/39	2,300,000	1,971,567
GS Mortgage Securities Corp. II,
Series 2004-GG2 A6 5.396%, 8/10/38 (l)	3,941,000	3,906,067
Series 2005-GG4 A4 4.761%, 7/10/39	2,500,000	2,291,727
Series 2006-GG6 A4 5.553%, 4/10/38 (l)	3,372,000	2,983,596
Series 2006-GG8 A2 5.479%, 11/10/39	750,000	760,293
Series 2006-GG8 A4 5.560%, 11/10/39	65,000	57,324
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2003-CB7 A4 4.879%, 1/12/38 (l)	5,236,000	5,245,963
Series 2005-LDP1 A3 4.865%, 3/15/46	3,000,000	2,995,968
Series 2005-LDP2 A3 4.697%, 7/15/42	200,000	198,189
Series 2005-LDP3 A4B 4.996%, 8/15/42 (l)	1,275,000	1,005,896
Series 2005-LDP4 A3A1 4.871%, 10/15/42	700,000	702,530
Series 2006-CB15 A4 5.814%, 6/12/43 (l)	3,285,000	3,154,160

	Principal Amount	Value (Note 1)

Series 2006-CB16 A4 5.552%, 5/12/45	$1,000,000	$943,201
Series 2006-LDP9 A1S 5.284%, 5/15/47	2,714,247	2,754,140
Series 2007-CB18 A4 5.440%, 6/12/47	1,960,000	1,679,572
JP Morgan Commercial Mortgage Finance Corp.,
Series 2000-C10 A2 7.371%, 8/15/32 (l)	53,506	53,834
LB-UBS Commercial Mortgage Trust,
Series 2004-C2 A4 4.367%, 3/15/36	3,590,000	3,464,080
Series 2004-C8 A4 4.510%, 12/15/29	1,611,000	1,622,639
Series 2005-C3 A5 4.739%, 7/15/30	200,000	193,142
Series 2005-C7 A4 5.197%, 11/15/30 (l)	300,000	295,111
Series 2006-C1 A4 5.156%, 2/15/31	2,500,000	2,347,134
Series 2007-C6 A4 5.858%, 7/15/40 (l)	2,650,000	2,297,457
Series 2007-C7 A3 5.866%, 9/15/45 (l)	3,280,000	2,821,481
Merrill Lynch Mortgage Trust,
Series 2004-KEY2 A4 4.864%, 8/12/39 (l)	2,820,000	2,773,077
Series 2005-MCP1 A4 4.747%, 6/12/43 (l)	130,000	125,617
Series 2007-C1 A4 5.828%, 6/12/50 (l)	2,825,000	2,363,153
Series 2008-C1 A3 5.710%, 2/12/51	300,000	288,467
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-4 A3 5.172%, 12/12/49 (l)	100,000	82,660
Series 2007-5 A4 5.378%, 8/12/48	4,150,000	3,093,660
Series 2007-6 A4 5.485%, 3/12/51 (l)	2,750,000	2,218,821
Morgan Stanley Capital I, Inc.,
Series 2003-T11 A4 5.150%, 6/13/41	200,000	200,921
Series 2004-IQ8 A5 5.110%, 6/15/40 (l)	630,000	610,016
Series 2005-HQ5 A4 5.168%, 1/14/42	1,194,000	1,185,344
Series 2005-IQ9 A5 4.700%, 7/15/56	3,800,000	3,663,544
Series 2006-HQ8 A3 5.438%, 3/12/44 (l)	1,000,000	1,006,223
Series 2007-HQ12 A5 5.632%, 4/12/49 (l)	1,540,000	1,275,662
Series 2007-IQ14 A2 5.610%, 4/15/49	2,500,000	2,523,434
Series 2007-IQ14 A4 5.692%, 4/15/49 (l)	85,000	68,663
Series 2007-T25 A3 5.514%, 11/12/49 (l)	4,150,000	3,761,467

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Morgan Stanley Dean Witter Capital I,
Series 2001-TOP3 A4 6.390%, 7/15/33	$920,450	$953,596
Series 2001-TOP5 A4 6.390%, 10/15/35	960,581	1,002,589
TIAA Seasoned Commercial Mortgage Trust,
Series 2007-C4 A3 6.072%, 8/15/39 (l)	1,015,000	1,054,550
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C8 A4 4.964%, 11/15/35 (l)	2,765,000	2,631,243
Series 2004-C11 A5 5.215%, 1/15/41 (l)	1,002,000	979,802
Series 2006-C27 A3 5.765%, 7/15/45 (l)	85,000	70,613
Series 2007-C30 A5 5.342%, 12/15/43	175,000	133,312
Series 2007-C31 A2 5.421%, 4/15/47	3,250,000	3,267,870
Series 2007-C33 A4 5.902%, 2/15/51 (l)	1,757,000	1,543,030

		133,669,366

Total Asset-Backed and Mortgage-Backed Securities		149,022,874

Corporate Bonds (21.0%)
Consumer Discretionary (1.4%)
Automobiles (0.1%)
Daimler Finance N.A. LLC 5.875%, 3/15/11	1,000,000	1,045,575
5.750%, 9/8/11	500,000	525,206
6.500%, 11/15/13	1,232,000	1,350,562
8.500%, 1/18/31	30,000	36,865

		2,958,208

Hotels, Restaurants & Leisure (0.1%)
International Game Technology 7.500%, 6/15/19	150,000	162,544
Marriott International, Inc.
5.625%, 2/15/13	500,000	513,057
McDonald’s Corp.
4.300%, 3/1/13	250,000	264,470
5.350%, 3/1/18	500,000	536,110
5.000%, 2/1/19	750,000	783,901
6.300%, 3/1/38	507,000	559,250
Yum! Brands, Inc.
6.875%, 11/15/37	1,045,000	1,129,116

		3,948,448

Household Durables (0.1%)
Fortune Brands, Inc.
3.000%, 6/1/12	300,000	297,333
6.375%, 6/15/14	300,000	321,286
5.375%, 1/15/16	500,000	497,675
Newell Rubbermaid, Inc.
10.600%, 4/15/19	95,000	119,504
Toll Brothers Finance Corp.
8.910%, 10/15/17	400,000	454,141
6.750%, 11/1/19	250,000	244,849

	Principal Amount	Value (Note 1)

Whirlpool Corp.
8.000%, 5/1/12	$225,000	$243,766
5.500%, 3/1/13	500,000	514,866

		2,693,420

Media (0.9%)
CBS Corp.
5.625%, 8/15/12	500,000	522,634
4.625%, 5/15/18	45,000	41,703
8.875%, 5/15/19	250,000	299,081
7.875%, 7/30/30	581,000	626,632
Comcast Cable Communications Holdings, Inc.
8.375%, 3/15/13	1,073,000	1,236,844
Comcast Cable Communications LLC
6.750%, 1/30/11	1,000,000	1,055,367
Comcast Corp.
6.500%, 1/15/15	300,000	336,106
5.900%, 3/15/16	1,046,000	1,126,457
5.700%, 5/15/18	800,000	841,000
5.700%, 7/1/19	1,050,000	1,101,496
7.050%, 3/15/33	250,000	272,959
6.500%, 11/15/35	1,000,000	1,036,861
6.450%, 3/15/37	465,000	479,448
6.950%, 8/15/37	1,142,000	1,244,658
6.550%, 7/1/39	550,000	576,602
COX Communications, Inc.
4.625%, 6/1/13	800,000	831,910
5.450%, 12/15/14	545,000	583,887
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4.750%, 10/1/14§	300,000	305,801
7.625%, 5/15/16	786,000	858,705
5.875%, 10/1/19§	300,000	305,129
Grupo Televisa S.A.
6.000%, 5/15/18	600,000	603,743
Historic TW, Inc.
6.625%, 5/15/29	500,000	521,350
McGraw-Hill Cos., Inc.
6.550%, 11/15/37	200,000	196,462
News America Holdings, Inc.
9.250%, 2/1/13	676,000	788,720
News America, Inc.
6.900%, 3/1/19	250,000	281,691
6.200%, 12/15/34	35,000	35,176
6.150%, 3/1/37	471,000	468,592
6.650%, 11/15/37	800,000	845,046
7.850%, 3/1/39	500,000	584,863
Omnicom Group, Inc.
6.250%, 7/15/19	300,000	323,655
Reed Elsevier Capital, Inc.
8.625%, 1/15/19	750,000	912,577
Thomson Reuters Corp.
5.700%, 10/1/14	870,000	955,086
6.500%, 7/15/18	500,000	565,123
4.700%, 10/15/19	300,000	295,523
Time Warner Cable, Inc.
5.400%, 7/2/12	500,000	534,215
6.200%, 7/1/13	1,400,000	1,537,838
7.500%, 4/1/14	500,000	576,089
5.850%, 5/1/17	960,000	1,008,647
6.750%, 7/1/18	500,000	549,282
8.250%, 4/1/19	750,000	893,320
5.000%, 2/1/20	440,000	426,682

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

6.550%, 5/1/37	$95,000	$96,805
7.300%, 7/1/38	775,000	859,179
6.750%, 6/15/39	500,000	523,652
Time Warner Entertainment Co. LP
8.375%, 3/15/23	500,000	592,295
Time Warner, Inc.
6.875%, 5/1/12	1,585,000	1,735,167
5.875%, 11/15/16	472,000	509,528
7.700%, 5/1/32	1,999,000	2,347,496
6.500%, 11/15/36	500,000	522,070
Viacom, Inc.
4.375%, 9/15/14	200,000	206,252
5.625%, 9/15/19	700,000	730,873
6.875%, 4/30/36	500,000	540,653
Walt Disney Co.
6.375%, 3/1/12	60,000	65,538
4.500%, 12/15/13	2,500,000	2,655,615
5.500%, 3/15/19	500,000	535,710

		38,507,793

Multiline Retail (0.1%)
Kohl’s Corp.
6.250%, 12/15/17	440,000	486,868
Nordstrom, Inc.
6.750%, 6/1/14	200,000	223,360
Target Corp.
5.125%, 1/15/13	800,000	868,643
6.000%, 1/15/18	1,250,000	1,379,610
6.350%, 11/1/32	25,000	26,280
6.500%, 10/15/37	500,000	548,267
7.000%, 1/15/38	1,000,000	1,166,748

		4,699,776

Specialty Retail (0.1%)
Home Depot, Inc.
5.200%, 3/1/11	55,000	57,073
5.250%, 12/16/13	1,035,000	1,108,026
5.400%, 3/1/16	1,442,000	1,509,572
5.875%, 12/16/36	789,000	761,588
Lowe’s Cos., Inc.
5.000%, 10/15/15	500,000	541,446
5.400%, 10/15/16	20,000	21,428
5.800%, 10/15/36	463,000	471,836
Staples, Inc.
7.750%, 4/1/11	1,000,000	1,074,610
9.750%, 1/15/14	500,000	609,226
TJX Cos., Inc.
4.200%, 8/15/15	200,000	209,244
6.950%, 4/15/19	285,000	329,416

		6,693,465

Total Consumer Discretionary		59,501,110

Consumer Staples (1.6%)
Beverages (0.5%)
Anheuser-Busch Cos., Inc.
5.050%, 10/15/16	1,000,000	1,021,558
5.750%, 4/1/36	30,000	28,481
6.450%, 9/1/37	612,000	647,174

	Principal Amount	Value (Note 1)

Anheuser-Busch InBev Worldwide, Inc.
3.000%, 10/15/12§	$2,250,000	$2,260,541
4.125%, 1/15/15§	1,250,000	1,269,189
5.375%, 1/15/20§	2,250,000	2,295,583
6.375%, 1/15/40§	500,000	521,431
Bottling Group LLC
4.625%, 11/15/12	159,000	170,445
6.950%, 3/15/14	700,000	805,426
5.125%, 1/15/19	500,000	519,578
Coca-Cola Co.
3.625%, 3/15/14	200,000	206,157
5.350%, 11/15/17	460,000	495,523
4.875%, 3/15/19	500,000	520,837
Coca-Cola Enterprises, Inc.
7.375%, 3/3/14	600,000	695,759
8.500%, 2/1/22	1,000,000	1,283,616
6.950%, 11/15/26	35,000	39,451
6.750%, 9/15/28	466,000	523,496
Diageo Capital plc
7.375%, 1/15/14	1,000,000	1,156,813
5.750%, 10/23/17	580,000	624,185
Diageo Finance B.V.
3.875%, 4/1/11	300,000	309,643
3.250%, 1/15/15	400,000	397,338
5.300%, 10/28/15	910,000	981,828
Dr. Pepper Snapple Group, Inc.
1.700%, 12/21/11	200,000	199,799
2.350%, 12/21/12	200,000	200,213
6.820%, 5/1/18	550,000	617,000
Pepsi Bottling Group, Inc.
7.000%, 3/1/29	200,000	233,658
PepsiAmericas, Inc.
4.375%, 2/15/14	250,000	260,104
PepsiCo, Inc.
4.650%, 2/15/13	212,000	226,451
3.750%, 3/1/14	1,250,000	1,291,749
7.900%, 11/1/18	600,000	736,353

		20,539,379

Food & Staples Retailing (0.4%)
Costco Wholesale Corp.
5.300%, 3/15/12	300,000	323,629
5.500%, 3/15/17	360,000	384,221
CVS Caremark Corp.
5.750%, 6/1/17	1,000,000	1,055,414
6.600%, 3/15/19	500,000	547,144
6.250%, 6/1/27	486,000	494,238
6.125%, 9/15/39	500,000	495,550
Delhaize America, Inc.
9.000%, 4/15/31	250,000	320,075
Delhaize Group
5.875%, 2/1/14	250,000	268,503
Kroger Co.
7.500%, 1/15/14	1,000,000	1,141,286
4.950%, 1/15/15	90,000	94,473
3.900%, 10/1/15	500,000	502,729
6.400%, 8/15/17	250,000	273,106
8.000%, 9/15/29	500,000	600,825
6.900%, 4/15/38	400,000	445,144
Safeway, Inc.
5.800%, 8/15/12	950,000	1,026,042
7.250%, 2/1/31	200,000	230,189

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Sysco Corp.
5.250%, 2/12/18	$1,000,000	$1,044,101
Walgreen Co.
4.875%, 8/1/13	500,000	536,922
5.250%, 1/15/19	500,000	530,604
Wal-Mart Stores, Inc.
5.000%, 4/5/12	1,874,000	2,015,926
4.550%, 5/1/13	1,000,000	1,065,455
3.200%, 5/15/14	300,000	305,505
4.125%, 2/1/19	750,000	740,426
5.250%, 9/1/35	1,045,000	1,027,568
6.500%, 8/15/37	1,560,000	1,775,247

		17,244,322

Food Products (0.3%)
Archer-Daniels-Midland Co.
7.000%, 2/1/31	450,000	512,778
5.375%, 9/15/35	35,000	33,746
6.450%, 1/15/38	500,000	556,689
Bunge Ltd. Finance Corp.
8.500%, 6/15/19	565,000	644,047
Campbell Soup Co.
5.000%, 12/3/12	500,000	539,994
3.375%, 8/15/14	200,000	203,285
4.500%, 2/15/19	382,000	382,267
ConAgra Foods, Inc.
6.750%, 9/15/11	1,060,000	1,144,454
General Mills, Inc.
6.000%, 2/15/12	949,000	1,024,613
5.650%, 2/15/19	500,000	530,275
H.J. Heinz Co.
5.350%, 7/15/13	400,000	429,994
Hershey Co.
4.850%, 8/15/15	452,000	473,833
Kellogg Co.
4.250%, 3/6/13	1,500,000	1,572,458
7.450%, 4/1/31	25,000	30,310
Kraft Foods, Inc.
5.625%, 11/1/11	60,000	63,724
6.250%, 6/1/12	951,000	1,024,922
5.250%, 10/1/13	115,000	121,525
6.750%, 2/19/14	750,000	829,375
6.125%, 2/1/18	1,312,000	1,379,623
6.500%, 11/1/31	500,000	502,263
7.000%, 8/11/37	700,000	745,507
Ralcorp Holdings, Inc.
6.625%, 8/15/39§	200,000	195,049
Sara Lee Corp.
6.250%, 9/15/11	500,000	533,448
Unilever Capital Corp.
5.900%, 11/15/32	500,000	533,175

		14,007,354

Household Products (0.1%)
Clorox Co.
5.450%, 10/15/12	940,000	1,010,653
3.550%, 11/1/15	200,000	197,728
5.950%, 10/15/17	50,000	53,760
Kimberly-Clark Corp.
7.500%, 11/1/18	700,000	846,877
6.625%, 8/1/37	100,000	114,926

	Principal Amount	Value (Note 1)

Procter & Gamble Co.
4.600%, 1/15/14	$800,000	$851,821
4.950%, 8/15/14	525,000	571,194
4.700%, 2/15/19	1,200,000	1,228,422
5.550%, 3/5/37	1,019,000	1,052,390

		5,927,771

Personal Products (0.1%)
Avon Products, Inc.
5.625%, 3/1/14	700,000	762,929
Estee Lauder Cos., Inc.
7.750%, 11/1/13	500,000	580,880
Procter & Gamble International Funding
1.350%, 8/26/11	500,000	502,570

		1,846,379

Tobacco (0.2%)
Altria Group, Inc.
8.500%, 11/10/13	948,000	1,095,537
9.700%, 11/10/18	1,075,000	1,328,880
9.250%, 8/6/19	500,000	609,314
9.950%, 11/10/38	500,000	651,755
10.200%, 2/6/39	500,000	667,019
Lorillard Tobacco Co.
8.125%, 6/23/19	300,000	329,816
Philip Morris International, Inc.
4.875%, 5/16/13	200,000	211,131
6.875%, 3/17/14	500,000	566,559
5.650%, 5/16/18	956,000	1,005,311
6.375%, 5/16/38	500,000	540,463
Reynolds American, Inc.
6.750%, 6/15/17	1,400,000	1,449,848

		8,455,633

Total Consumer Staples		68,020,838

Energy (1.8%)
Energy Equipment & Services (0.1%)
Diamond Offshore Drilling, Inc.
5.875%, 5/1/19	205,000	218,373
5.700%, 10/15/39	500,000	486,675
Halliburton Co.
6.150%, 9/15/19	250,000	279,178
6.700%, 9/15/38	500,000	564,776
7.450%, 9/15/39	250,000	309,314
Rowan Cos., Inc.
7.875%, 8/1/19	190,000	211,392
Transocean, Inc.
6.000%, 3/15/18	476,000	507,864
6.800%, 3/15/38	200,000	223,640
Weatherford International Ltd.
5.500%, 2/15/16	519,000	531,359
9.625%, 3/1/19	1,000,000	1,246,703
7.000%, 3/15/38	500,000	506,730

		5,086,004

Oil, Gas & Consumable Fuels (1.7%)
Alberta Energy Co., Ltd.
8.125%, 9/15/30	444,000	535,104
Anadarko Finance Co.
Series B 6.750%, 5/1/11	500,000	528,366

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Anadarko Petroleum Corp.
5.950%, 9/15/16	$1,202,000	$1,300,200
8.700%, 3/15/19	289,000	359,492
6.450%, 9/15/36	800,000	835,495
Apache Corp.
5.250%, 4/15/13	1,000,000	1,071,681
6.000%, 1/15/37	532,000	566,075
Buckeye Partners LP
5.500%, 8/15/19	300,000	299,097
Canadian Natural Resources Ltd.
5.700%, 5/15/17	487,000	520,309
6.450%, 6/30/33	500,000	520,982
6.250%, 3/15/38	600,000	620,962
Cenovus Energy, Inc.
4.500%, 9/15/14§	250,000	258,062
5.700%, 10/15/19§	500,000	521,533
6.750%, 11/15/39§	500,000	545,027
Chevron Corp.
3.450%, 3/3/12	500,000	519,659
3.950%, 3/3/14	500,000	522,008
4.950%, 3/3/19	1,000,000	1,053,368
Conoco Funding Co.
6.350%, 10/15/11	1,000,000	1,087,961
Conoco, Inc.
6.950%, 4/15/29	540,000	612,114
ConocoPhillips
4.400%, 5/15/13	1,840,000	1,941,371
4.750%, 2/1/14	1,000,000	1,073,692
5.750%, 2/1/19	1,000,000	1,094,547
6.500%, 2/1/39	1,350,000	1,498,287
Devon Energy Corp.
6.300%, 1/15/19	500,000	556,728
7.950%, 4/15/32	500,000	635,632
Devon Financing Corp. ULC
6.875%, 9/30/11	962,000	1,045,035
7.875%, 9/30/31	60,000	75,175
Enbridge Energy Partners LP
9.875%, 3/1/19	300,000	379,873
Enbridge, Inc.
5.800%, 6/15/14	500,000	541,715
EnCana Corp.
4.750%, 10/15/13	463,000	486,405
6.500%, 5/15/19	85,000	95,084
6.500%, 8/15/34	500,000	535,867
6.500%, 2/1/38	600,000	653,334
Energy Transfer Partners LP
6.000%, 7/1/13	500,000	534,592
6.700%, 7/1/18	459,000	491,451
9.000%, 4/15/19	700,000	834,385
Enterprise Products Operating LLC
9.750%, 1/31/14	1,375,000	1,641,032
5.600%, 10/15/14	55,000	58,566
6.650%, 10/15/34	250,000	257,999
6.125%, 10/15/39	150,000	144,911
EOG Resources, Inc.
5.625%, 6/1/19	260,000	276,207
Hess Corp.
8.125%, 2/15/19	750,000	904,468
7.300%, 8/15/31	666,000	756,833
Husky Energy, Inc.
5.900%, 6/15/14	170,000	185,308

	Principal Amount	Value (Note 1)

7.250%, 12/15/19	$100,000	$115,560
6.800%, 9/15/37	1,000,000	1,059,410
Kerr-McGee Corp.
6.950%, 7/1/24	85,000	92,054
Kinder Morgan Energy Partners LP
6.750%, 3/15/11	500,000	528,768
7.125%, 3/15/12	60,000	65,427
5.000%, 12/15/13	500,000	524,905
5.625%, 2/15/15	1,135,000	1,220,551
6.000%, 2/1/17	535,000	561,704
6.850%, 2/15/20	1,290,000	1,430,966
7.400%, 3/15/31	500,000	546,437
6.950%, 1/15/38	500,000	532,882
Magellan Midstream Partners LP
6.450%, 6/1/14	200,000	218,832
6.550%, 7/15/19	100,000	108,551
Marathon Oil Corp.
6.125%, 3/15/12	100,000	107,490
6.500%, 2/15/14	500,000	553,082
7.500%, 2/15/19	500,000	577,058
6.600%, 10/1/37	500,000	530,398
Nabors Industries, Inc.
9.250%, 1/15/19	500,000	612,358
Nexen, Inc.
5.650%, 5/15/17	250,000	259,994
6.200%, 7/30/19	60,000	63,487
5.875%, 3/10/35	725,000	684,445
7.500%, 7/30/39	235,000	269,414
Noble Energy, Inc.
8.250%, 3/1/19	500,000	598,191
Occidental Petroleum Corp.
7.000%, 11/1/13	500,000	574,492
4.125%, 6/1/16	300,000	302,196
ONEOK Partners LP
8.625%, 3/1/19	1,500,000	1,810,190
PC Financial Partnership
5.000%, 11/15/14	600,000	629,115
Pemex Project Funding Master Trust
6.625%, 6/15/35	470,000	447,511
Petrobras International Finance Co.
7.875%, 3/15/19	1,500,000	1,729,218
5.750%, 1/20/20	1,000,000	1,017,287
6.875%, 1/20/40	500,000	513,800
Petro-Canada, Inc.
6.800%, 5/15/38	500,000	551,152
Petroleos Mexicanos
4.875%, 3/15/15§	500,000	498,150
8.000%, 5/3/19	1,500,000	1,736,250
Plains All American Pipeline LP
6.650%, 1/15/37	479,000	488,695
Shell International Finance B.V.
5.625%, 6/27/11	750,000	798,865
4.000%, 3/21/14	950,000	991,354
3.250%, 9/22/15	500,000	500,424
4.300%, 9/22/19	1,000,000	987,986
6.375%, 12/15/38	600,000	676,427
Spectra Energy Capital LLC
6.200%, 4/15/18	500,000	531,007
7.500%, 9/15/38	150,000	166,070
Statoil ASA
5.250%, 4/15/19	715,000	757,863
7.750%, 6/15/23	25,000	30,717

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Suncor Energy, Inc.
6.100%, 6/1/18	$500,000	$536,515
5.950%, 12/1/34	500,000	486,619
6.850%, 6/1/39	500,000	550,857
Sunoco, Inc.
9.625%, 4/15/15	500,000	595,046
Talisman Energy, Inc.
7.750%, 6/1/19	150,000	176,161
Tennessee Gas Pipeline Co.
7.625%, 4/1/37	25,000	28,075
Trans-Canada Pipelines Ltd.
7.125%, 1/15/19	750,000	876,914
5.600%, 3/31/34	25,000	24,380
6.200%, 10/15/37	750,000	792,038
7.625%, 1/15/39	1,750,000	2,155,312
Valero Energy Corp.
6.125%, 6/15/17	500,000	511,716
9.375%, 3/15/19	750,000	892,048
7.500%, 4/15/32	435,000	447,346
6.625%, 6/15/37	345,000	323,725
Williams Cos., Inc.
8.750%, 1/15/20	1,500,000	1,789,457
XTO Energy, Inc.
6.250%, 4/15/13	750,000	826,023
5.750%, 12/15/13	500,000	556,222
6.500%, 12/15/18	500,000	571,350
6.750%, 8/1/37	1,000,000	1,177,892
6.375%, 6/15/38	80,000	89,754

		69,384,175

Total Energy		74,470,179

Financials (8.9%)
Capital Markets (1.8%)
Bank of New York Mellon Corp.
4.950%, 11/1/12	1,800,000	1,938,562
5.125%, 8/27/13	250,000	269,882
4.300%, 5/15/14	785,000	826,183
Bear Stearns Cos. LLC
6.950%, 8/10/12	2,900,000	3,240,100
5.300%, 10/30/15	586,000	619,788
5.550%, 1/22/17	2,040,000	2,040,600
6.400%, 10/2/17	1,000,000	1,090,081
7.250%, 2/1/18	2,070,000	2,376,056
BlackRock, Inc.
3.500%, 12/10/14	400,000	394,977
5.000%, 12/10/19	600,000	589,608
Charles Schwab Corp.
4.950%, 6/1/14	750,000	791,201
Deutsche Bank AG/London
5.375%, 10/12/12	2,003,000	2,162,349
6.000%, 9/1/17	1,000,000	1,090,222
Goldman Sachs Capital I
6.345%, 2/15/34	1,294,000	1,211,519
Goldman Sachs Capital II
5.793%, 12/29/49 (l)	135,000	104,625
Goldman Sachs Group, Inc.
6.875%, 1/15/11	2,000,000	2,120,852
1.700%, 3/15/11	350,000	353,880
1.625%, 7/15/11	956,000	964,550
6.600%, 1/15/12	1,000,000	1,087,139
2.150%, 3/15/12	250,000	254,052

	Principal Amount	Value (Note 1)

3.250%, 6/15/12	$2,018,000	$2,096,569
3.625%, 8/1/12	390,000	401,819
5.450%, 11/1/12	2,400,000	2,580,430
5.250%, 10/15/13	1,575,000	1,672,671
6.000%, 5/1/14	150,000	164,065
5.125%, 1/15/15	1,938,000	2,036,359
5.350%, 1/15/16	555,000	576,459
6.250%, 9/1/17	1,500,000	1,608,621
5.950%, 1/18/18	50,000	52,799
6.150%, 4/1/18	1,954,000	2,091,755
7.500%, 2/15/19	1,000,000	1,165,803
5.950%, 1/15/27	1,572,000	1,511,840
6.125%, 2/15/33	534,000	536,260
6.750%, 10/1/37	996,000	1,023,775
Jefferies Group, Inc.
7.750%, 3/15/12	105,000	113,570
8.500%, 7/15/19	600,000	655,877
Lehman Brothers Holdings, Inc.
0.000%, 12/23/09(b)(h)§	3,000,000	585,000
Merrill Lynch & Co., Inc.
6.050%, 8/15/12	1,000,000	1,071,232
6.150%, 4/25/13	1,960,000	2,097,508
6.050%, 5/16/16	1,000,000	1,008,998
5.700%, 5/2/17	2,500,000	2,450,430
6.875%, 4/25/18	2,500,000	2,693,595
6.875%, 11/15/18	130,000	139,376
6.220%, 9/15/26	500,000	477,973
6.110%, 1/29/37	1,500,000	1,382,883
Morgan Stanley
2.000%, 9/22/11	1,000,000	1,015,389
3.250%, 12/1/11	1,900,000	1,970,917
5.625%, 1/9/12	1,900,000	2,005,112
2.250%, 3/13/12	250,000	253,944
6.600%, 4/1/12	1,000,000	1,087,994
1.950%, 6/20/12	1,000,000	1,009,256
5.250%, 11/2/12	1,820,000	1,936,389
4.750%, 4/1/14	1,000,000	1,005,747
6.000%, 5/13/14	300,000	322,561
6.000%, 4/28/15	500,000	532,611
5.375%, 10/15/15	1,900,000	1,963,186
5.750%, 10/18/16	1,000,000	1,037,562
5.550%, 4/27/17	1,750,000	1,757,747
5.950%, 12/28/17	3,000,000	3,094,320
7.300%, 5/13/19	1,300,000	1,459,809
5.625%, 9/23/19	500,000	503,655
7.250%, 4/1/32	275,000	312,814
Northern Trust Corp.
4.625%, 5/1/14	130,000	138,531
Raymond James Financial, Inc.
8.600%, 8/15/19	200,000	216,371

		75,345,808

Commercial Banks (2.3%)
American Express Bank FSB
3.150%, 12/9/11	1,500,000	1,550,202
5.500%, 4/16/13	500,000	532,964
Barclays Bank plc
5.450%, 9/12/12	500,000	540,718
5.000%, 9/22/16	1,000,000	1,021,812
6.750%, 5/22/19	850,000	948,117
BB&T Corp.
3.375%, 9/25/13	1,200,000	1,209,457

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

5.200%, 12/23/15	$35,000	$36,352
5.250%, 11/1/19	460,000	443,328
Charter One Bank N.A.
5.500%, 4/26/11	250,000	255,334
6.375%, 5/15/12§	1,000,000	1,021,006
Citibank N.A.
1.375%, 8/10/11	1,000,000	1,002,651
1.250%, 9/22/11	600,000	601,017
1.250%, 11/15/11	1,000,000	999,238
1.875%, 5/7/12	1,000,000	1,005,321
1.750%, 12/28/12	500,000	495,601
Credit Suisse/New York
3.450%, 7/2/12	550,000	565,732
5.000%, 5/15/13	2,000,000	2,132,870
5.500%, 5/1/14	750,000	813,901
6.000%, 2/15/18	820,000	857,997
Fifth Third Bancorp
8.250%, 3/1/38	990,000	941,281
FleetBoston Financial Corp.
6.875%, 1/15/28	1,000,000	991,197
Glitnir Banki hf
0.000%, 10/15/08(b)(h)§	4,650,000	976,500
GMAC, Inc.
1.750%, 10/30/12	1,000,000	993,490
2.200%, 12/19/12	1,000,000	1,006,132
HSBC Bank USA/New York
4.625%, 4/1/14	1,000,000	1,043,893
HSBC Holdings plc
5.250%, 12/12/12	40,000	42,476
6.500%, 5/2/36	2,000,000	2,097,648
6.500%, 9/15/37	850,000	888,073
HSBC USA, Inc.
3.125%, 12/16/11	500,000	517,426
KeyBank N.A.
5.800%, 7/1/14	1,500,000	1,459,972
KeyCorp
6.500%, 5/14/13	920,000	949,567
Kreditanstalt fuer Wiederaufbau
3.250%, 2/15/11	5,125,000	5,309,500
2.000%, 1/17/12	3,500,000	3,538,584
3.250%, 3/15/13	2,801,000	2,883,683
3.500%, 3/10/14	3,500,000	3,596,842
4.125%, 10/15/14	15,000	15,719
2.750%, 10/21/14	1,000,000	988,762
4.875%, 1/17/17	2,965,000	3,167,735
4.875%, 6/17/19	1,500,000	1,585,086
(Zero Coupon), 4/18/36	1,289,000	336,899
Landesbank Baden-Wuerttemberg/New York
5.050%, 12/30/15	100,000	94,238
Landeskreditbank Baden-Wuerttemberg Foerderbank
4.875%, 1/13/12	500,000	531,310
Landwirtschaftliche Rentenbank
4.875%, 2/14/11	1,891,000	1,971,625
5.250%, 7/2/12	1,000,000	1,080,424
4.125%, 7/15/13	500,000	529,075
5.125%, 2/1/17	600,000	643,367
Marshall & Ilsley Corp.
5.350%, 4/1/11	1,027,000	1,019,544
National City Bank/Ohio
6.200%, 12/15/11	500,000	532,431
Oesterreichische Kontrollbank AG
1.875%, 3/21/12	1,500,000	1,506,723

	Principal Amount	Value (Note 1)

PNC Bank N.A.
4.875%, 9/21/17	$1,000,000	$946,207
PNC Funding Corp.
2.300%, 6/22/12	1,000,000	1,016,896
4.250%, 9/21/15	1,000,000	1,020,105
5.625%, 2/1/17	745,000	738,238
Regions Bank/Alabama
3.250%, 12/9/11	1,000,000	1,037,688
Regions Financial Corp.
7.750%, 11/10/14	600,000	591,734
Royal Bank of Scotland Group plc
5.000%, 10/1/14	250,000	220,941
6.400%, 10/21/19	750,000	747,593
Sovereign Bank
2.750%, 1/17/12	500,000	513,227
SunTrust Bank/Georgia
6.375%, 4/1/11	1,500,000	1,559,091
3.000%, 11/16/11	500,000	515,923
7.250%, 3/15/18	500,000	522,074
U.S. Bancorp
2.125%, 2/15/13	200,000	198,253
4.200%, 5/15/14	350,000	363,314
U.S. Bank N.A./Ohio
6.375%, 8/1/11	1,000,000	1,074,984
4.950%, 10/30/14	1,000,000	1,060,612
UBS AG/Connecticut
5.875%, 12/20/17	1,250,000	1,284,615
5.750%, 4/25/18	1,000,000	1,018,010
UBS AG/New York
7.750%, 9/1/26	200,000	201,583
Union Planters Corp.
7.750%, 3/1/11	500,000	497,124
USB Capital XIII Trust
6.625%, 12/15/39	250,000	254,085
Wachovia Bank N.A.
4.875%, 2/1/15	1,000,000	1,021,284
6.600%, 1/15/38	1,700,000	1,794,314
Wachovia Capital Trust III
5.800%, 3/29/49 (l)	500,000	382,500
Wachovia Corp.
5.300%, 10/15/11	1,000,000	1,061,520
5.700%, 8/1/13	976,000	1,049,728
5.250%, 8/1/14	1,055,000	1,092,200
5.625%, 10/15/16	1,447,000	1,479,546
5.750%, 6/15/17	110,000	114,396
Wells Fargo & Co.
5.300%, 8/26/11	1,000,000	1,059,083
3.000%, 12/9/11	1,480,000	1,527,905
5.250%, 10/23/12	940,000	1,003,520
4.375%, 1/31/13	1,000,000	1,038,680
4.950%, 10/16/13	500,000	523,325
3.750%, 10/1/14	1,600,000	1,595,286
5.125%, 9/15/16	55,000	54,876
5.625%, 12/11/17	1,470,000	1,529,029
5.375%, 2/7/35	1,000,000	925,253
Wells Fargo Bank N.A.
6.450%, 2/1/11	1,000,000	1,056,047
5.750%, 5/16/16	2,000,000	2,073,366
Wells Fargo Capital XIII
7.700%, 12/29/49 (l)	500,000	485,000
Wells Fargo Capital XV
9.750%, 12/31/49 (l)	500,000	535,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Westpac Banking Corp.
2.250%, 11/19/12	$400,000	$399,057
4.200%, 2/27/15	700,000	711,530
4.875%, 11/19/19	400,000	394,802
Zions Bancorp
7.750%, 9/23/14	500,000	441,250

		96,003,614

Consumer Finance (0.5%)
American Express Co.
7.250%, 5/20/14	500,000	564,185
5.500%, 9/12/16	30,000	30,650
7.000%, 3/19/18	2,071,000	2,280,734
8.125%, 5/20/19	500,000	592,531
American Express Credit Corp.
5.875%, 5/2/13	1,500,000	1,609,739
7.300%, 8/20/13	1,500,000	1,685,821
5.125%, 8/25/14	500,000	526,866
Boeing Capital Corp.
5.800%, 1/15/13	200,000	217,801
Capital One Financial Corp.
5.700%, 9/15/11	500,000	525,185
7.375%, 5/23/14	250,000	283,058
5.500%, 6/1/15	500,000	523,710
6.750%, 9/15/17	1,000,000	1,076,067
Discover Financial Services
6.450%, 6/12/17	498,000	466,096
HSBC Finance Corp.
5.250%, 1/14/11	1,000,000	1,035,296
6.750%, 5/15/11	1,000,000	1,056,878
7.000%, 5/15/12	500,000	543,681
6.375%, 11/27/12	953,000	1,037,848
4.750%, 7/15/13	2,036,000	2,119,969
5.000%, 6/30/15	485,000	501,007
International Lease Finance Corp.
5.450%, 3/24/11	1,982,000	1,826,671
5.625%, 9/20/13	200,000	156,882
5.650%, 6/1/14	958,000	724,017
PACCAR Financial Corp.
1.950%, 12/17/12	400,000	395,860
SLM Corp.
5.400%, 10/25/11	455,000	454,598
5.125%, 8/27/12	500,000	468,737
5.375%, 1/15/13	210,000	198,100
8.450%, 6/15/18	1,000,000	986,753

		21,888,740

Diversified Financial Services (3.2%)
Allstate Life Global Funding Trusts
5.375%, 4/30/13	1,000,000	1,067,474
Ameriprise Financial, Inc.
7.300%, 6/28/19	1,080,000	1,201,025
Bank of America Corp.
5.375%, 8/15/11	1,000,000	1,049,775
2.100%, 4/30/12	3,150,000	3,179,078
3.125%, 6/15/12	1,954,000	2,024,729
4.900%, 5/1/13	1,000,000	1,036,711
4.750%, 8/15/13	2,099,000	2,133,247
7.375%, 5/15/14	2,000,000	2,269,428
5.125%, 11/15/14	1,000,000	1,036,788
6.500%, 8/1/16	800,000	860,258
5.625%, 10/14/16	1,085,000	1,100,138

	Principal Amount	Value (Note 1)

6.000%, 9/1/17	$60,000	$62,275
5.750%, 12/1/17	1,500,000	1,536,027
5.650%, 5/1/18	1,100,000	1,117,173
7.625%, 6/1/19	1,000,000	1,156,847
Bank of America N.A.
5.300%, 3/15/17	1,000,000	980,090
6.000%, 10/15/36	500,000	483,162
Boeing Capital Corp.
6.500%, 2/15/12	943,000	1,031,339
BP Capital Markets plc
1.550%, 8/11/11	300,000	302,172
3.125%, 3/10/12	1,000,000	1,030,048
5.250%, 11/7/13	750,000	816,922
3.625%, 5/8/14	500,000	511,503
3.875%, 3/10/15	300,000	308,224
4.750%, 3/10/19	750,000	766,897
Capital One Capital IV
6.745%, 2/17/37 (l)	489,000	405,870
Capital One Capital VI
8.875%, 5/15/40	605,000	644,325
Caterpillar Financial Services Corp.
5.125%, 10/12/11	937,000	994,522
4.250%, 2/8/13	949,000	988,179
6.125%, 2/17/14	550,000	614,647
7.150%, 2/15/19	1,150,000	1,329,843
Citigroup Funding, Inc.
1.375%, 5/5/11	1,000,000	1,006,395
2.125%, 7/12/12	500,000	503,861
1.875%, 10/22/12	1,500,000	1,494,333
1.875%, 11/15/12	1,000,000	997,422
2.250%, 12/10/12	1,000,000	1,007,850
Citigroup, Inc.
6.500%, 1/18/11	2,030,000	2,122,801
2.875%, 12/9/11	980,000	1,009,399
6.000%, 2/21/12	135,000	142,520
2.125%, 4/30/12	3,100,000	3,133,195
5.300%, 10/17/12	500,000	520,872
5.500%, 4/11/13	3,000,000	3,110,295
6.500%, 8/19/13	2,000,000	2,130,386
6.375%, 8/12/14	2,000,000	2,093,814
5.000%, 9/15/14	1,565,000	1,508,698
5.500%, 10/15/14	1,000,000	1,012,531
6.125%, 11/21/17	185,000	186,475
6.125%, 5/15/18	3,403,000	3,421,403
8.500%, 5/22/19	1,000,000	1,154,753
5.850%, 12/11/34	1,095,000	966,083
6.125%, 8/25/36	2,000,000	1,715,188
5.875%, 5/29/37	500,000	440,593
6.875%, 3/5/38	500,000	499,009
8.125%, 7/15/39	815,000	919,847
CME Group, Inc.
5.750%, 2/15/14	1,000,000	1,093,771
ConocoPhillips Canada Funding Co. I
5.950%, 10/15/36	434,000	437,440
Credit Suisse FB USA, Inc.
5.125%, 8/15/15	1,932,000	2,054,143
Credit Suisse USA, Inc.
5.250%, 3/2/11	958,000	1,003,626
6.125%, 11/15/11	75,000	80,879
6.500%, 1/15/12	1,000,000	1,088,190

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

4.875%, 1/15/15	$300,000	$314,135
7.125%, 7/15/32	400,000	467,280
Diageo Investment Corp.
7.450%, 4/15/35	200,000	239,205
Equifax, Inc.
4.450%, 12/1/14	200,000	201,004
General Electric Capital Corp.
6.125%, 2/22/11	1,500,000	1,585,047
1.800%, 3/11/11	500,000	505,640
5.500%, 4/28/11	1,000,000	1,054,248
3.000%, 12/9/11	3,056,000	3,150,192
5.875%, 2/15/12	2,829,000	3,030,920
2.250%, 3/12/12	1,000,000	1,014,490
2.200%, 6/8/12	1,000,000	1,014,025
2.000%, 9/28/12	1,000,000	1,001,294
5.250%, 10/19/12	1,500,000	1,596,333
2.125%, 12/21/12	1,500,000	1,501,391
2.625%, 12/28/12	2,000,000	2,036,826
5.450%, 1/15/13	4,110,000	4,369,279
5.900%, 5/13/14	1,300,000	1,405,394
4.375%, 9/21/15	700,000	708,704
5.400%, 2/15/17	1,034,000	1,055,291
5.625%, 9/15/17	50,000	51,511
5.625%, 5/1/18	2,500,000	2,561,853
6.750%, 3/15/32	1,144,000	1,166,382
6.150%, 8/7/37	485,000	457,997
5.875%, 1/14/38	1,061,000	982,362
6.875%, 1/10/39	3,000,000	3,098,055
6.375%, 11/15/67 (l)	500,000	433,750
IBM International Group Capital LLC
5.050%, 10/22/12	500,000	541,614
John Deere Capital Corp.
7.000%, 3/15/12	1,250,000	1,386,671
2.875%, 6/19/12	1,250,000	1,288,095
5.250%, 10/1/12	750,000	809,952
4.500%, 4/3/13	500,000	524,939
5.750%, 9/10/18	400,000	433,725
JPMorgan Chase & Co.
6.750%, 2/1/11	100,000	105,485
1.650%, 2/23/11	1,500,000	1,516,796
5.600%, 6/1/11	1,500,000	1,587,790
3.125%, 12/1/11	2,037,000	2,108,258
6.625%, 3/15/12	1,935,000	2,112,366
2.125%, 6/22/12	1,000,000	1,011,479
2.125%, 12/26/12^	1,000,000	1,004,410
5.750%, 1/2/13	100,000	106,649
4.750%, 5/1/13	500,000	527,761
4.650%, 6/1/14	500,000	526,719
5.125%, 9/15/14	1,000,000	1,054,763
3.700%, 1/20/15	500,000	501,479
5.250%, 5/1/15	170,000	176,919
6.000%, 1/15/18	976,000	1,049,195
6.300%, 4/23/19	1,000,000	1,100,077
6.400%, 5/15/38	500,000	550,388
JPMorgan Chase Capital XV
5.875%, 3/15/35	490,000	436,139
JPMorgan Chase Capital XVIII
6.950%, 8/17/36	474,000	460,507
JPMorgan Chase Capital XXII
6.450%, 2/2/37	250,000	229,434
JPMorgan Chase Capital XXV
6.800%, 10/1/37	995,000	988,594

	Principal Amount	Value (Note 1)

JPMorgan Chase Capital XXVII
7.000%, 11/1/39	$1,000,000	$1,008,513
K2 Corp.
0.000%, 2/15/10(b)(h)†	13,500,000	—
Links Finance LLC
0.000%, 12/31/09(b)(h)†	7,100,000	—
MUFG Capital Finance I Ltd.
6.346%, 7/29/49 (l)	1,000,000	910,146
National Rural Utilities Cooperative Finance Corp.
7.250%, 3/1/12	1,840,000	2,022,598
4.750%, 3/1/14	1,500,000	1,593,102
10.375%, 11/1/18	1,000,000	1,325,076
8.000%, 3/1/32	25,000	29,897
Private Export Funding Corp.
4.300%, 12/15/21	400,000	381,063
Unilever Capital Corp.
3.650%, 2/15/14	500,000	514,943
4.800%, 2/15/19	750,000	769,844
Western Union Co.
6.500%, 2/26/14	200,000	222,351

		134,814,833

Insurance (0.7%)
ACE INA Holdings, Inc.
5.875%, 6/15/14	500,000	542,294
5.600%, 5/15/15	250,000	268,278
5.900%, 6/15/19	100,000	107,583
Aflac, Inc.
8.500%, 5/15/19	300,000	345,597
6.900%, 12/17/39	110,000	108,368
Allstate Corp.
6.200%, 5/16/14	475,000	525,309
7.450%, 5/16/19	200,000	232,364
5.550%, 5/9/35	500,000	481,504
5.950%, 4/1/36	703,000	710,876
6.500%, 5/15/57 (l)	250,000	216,250
American International Group, Inc.
5.375%, 10/18/11	25,000	24,828
5.450%, 5/18/17	75,000	60,698
5.850%, 1/16/18	500,000	410,264
8.250%, 8/15/18	2,500,000	2,347,125
6.250%, 5/1/36	500,000	371,258
Berkshire Hathaway Finance Corp.
4.000%, 4/15/12	1,000,000	1,047,970
5.000%, 8/15/13	1,250,000	1,344,130
4.850%, 1/15/15	1,030,000	1,102,764
Chubb Corp.
5.750%, 5/15/18	250,000	265,413
6.500%, 5/15/38	500,000	550,606
CNA Financial Corp.
7.350%, 11/15/19	240,000	240,280
Genworth Financial, Inc.
6.515%, 5/22/18	1,000,000	915,093
Hartford Financial Services Group, Inc.
6.100%, 10/1/41	419,000	334,857
HCC Insurance Holdings, Inc.
6.300%, 11/15/19	200,000	203,136
Lincoln National Corp.
8.750%, 7/1/19	400,000	457,042
6.250%, 2/15/20	100,000	98,548
6.300%, 10/9/37	450,000	412,115

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Markel Corp.
7.125%, 9/30/19	$200,000	$206,511
Marsh & McLennan Cos., Inc.
5.375%, 7/15/14	290,000	296,588
5.750%, 9/15/15	150,000	156,490
9.250%, 4/15/19	500,000	606,661
5.875%, 8/1/33	35,000	31,072
MetLife, Inc.
6.125%, 12/1/11	292,000	313,908
5.500%, 6/15/14	500,000	530,232
6.750%, 6/1/16	1,500,000	1,679,762
7.717%, 2/15/19	1,200,000	1,410,162
5.700%, 6/15/35	812,000	801,914
6.400%, 12/15/36	483,000	422,625
Principal Financial Group, Inc.
8.875%, 5/15/19	380,000	438,337
Principal Life Income Funding Trusts
5.125%, 3/1/11	1,867,000	1,920,861
Protective Life Corp.
7.375%, 10/15/19	400,000	400,865
8.450%, 10/15/39	200,000	192,939
Prudential Financial, Inc.
4.500%, 7/15/13	932,000	942,540
5.100%, 9/20/14	55,000	57,345
6.200%, 1/15/15	85,000	91,449
6.000%, 12/1/17	879,000	906,869
6.625%, 12/1/37	1,500,000	1,537,587
Reinsurance Group of America, Inc.
6.450%, 11/15/19	200,000	199,344
Swiss Reinsurance Solutions Holding Corp.
7.000%, 2/15/26	868,000	848,083
Transatlantic Holdings, Inc.
8.000%, 11/30/39	400,000	407,249
Travelers Cos., Inc.
5.500%, 12/1/15	40,000	43,331
5.800%, 5/15/18	1,000,000	1,065,730
5.900%, 6/2/19	1,000,000	1,068,047
6.250%, 3/15/37 (l)	250,000	227,748
6.250%, 6/15/37	500,000	528,551
Willis North America, Inc.
5.625%, 7/15/15	470,000	460,295

		31,517,645

Real Estate Investment Trusts (REITs) (0.3%)
AvalonBay Communities, Inc.
5.700%, 3/15/17	300,000	304,333
Boston Properties LP
6.250%, 1/15/13	1,000,000	1,065,744
5.875%, 10/15/19	200,000	200,626
Equity One, Inc.
6.250%, 12/15/14	200,000	196,765
ERP Operating LP
5.125%, 3/15/16	1,000,000	974,822
HCP, Inc.
5.950%, 9/15/11	265,000	273,406
5.650%, 12/15/13	475,000	475,826
6.000%, 1/30/17	500,000	470,552
Healthcare Realty Trust, Inc.
6.500%, 1/17/17	400,000	396,229
Hospitality Properties Trust
7.875%, 8/15/14	1,150,000	1,187,223
5.625%, 3/15/17	250,000	216,465

	Principal Amount	Value (Note 1)

HRPT Properties Trust
6.650%, 1/15/18	$250,000	$229,260
Kimco Realty Corp.
6.875%, 10/1/19	200,000	203,371
Liberty Property LP
6.625%, 10/1/17	500,000	484,879
Mack-Cali Realty LP
7.750%, 8/15/19	500,000	517,377
ProLogis
7.625%, 8/15/14	300,000	313,715
5.625%, 11/15/16	55,000	50,685
6.625%, 5/15/18	900,000	853,536
Simon Property Group LP
5.300%, 5/30/13	932,000	961,642
6.750%, 5/15/14	875,000	932,470
5.100%, 6/15/15	464,000	458,340
5.750%, 12/1/15	35,000	35,692
10.350%, 4/1/19	1,000,000	1,256,067

		12,059,025

Thrifts & Mortgage Finance (0.1%)
Countrywide Financial Corp.
5.800%, 6/7/12	1,600,000	1,698,418
U.S. Central Federal Credit
1.900%, 10/19/12	1,000,000	999,218
Western Corporate Federal Credit Union
1.750%, 11/2/12	400,000	398,204

		3,095,840

Total Financials		374,725,505

Health Care (1.2%)
Biotechnology (0.1%)
Amgen, Inc.
5.850%, 6/1/17	480,000	524,521
6.150%, 6/1/18	200,000	221,540
5.700%, 2/1/19	750,000	804,264
6.375%, 6/1/37	474,000	517,368
Biogen Idec, Inc.
6.000%, 3/1/13	200,000	212,420
Genentech, Inc.
4.750%, 7/15/15	500,000	535,136

		2,815,249

Health Care Equipment & Supplies (0.1%)
Baxter International, Inc.
5.900%, 9/1/16	936,000	1,031,204
Beckman Coulter, Inc.
6.000%, 6/1/15	450,000	490,612
CareFusion Corp.
5.125%, 8/1/14§	200,000	210,243
6.375%, 8/1/19§	500,000	535,260
Covidien International Finance S.A.
6.000%, 10/15/17	750,000	810,644
Hospira, Inc.
6.400%, 5/15/15	220,000	243,501
Mead Johnson Nutrition Co.
3.500%, 11/1/14§	400,000	395,441
4.900%, 11/1/19§	600,000	594,894
5.900%, 11/1/39§	200,000	196,948
Medtronic, Inc.
6.500%, 3/15/39	500,000	559,602

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

St Jude Medical, Inc.
3.750%, 7/15/14	$500,000	$505,395
4.875%, 7/15/19	500,000	503,976

		6,077,720

Health Care Providers & Services (0.3%)
Aetna, Inc.
6.500%, 9/15/18	500,000	531,809
6.625%, 6/15/36	668,000	684,966
Cardinal Health, Inc.
5.650%, 6/15/12	21,000	22,359
CIGNA Corp.
5.375%, 3/15/17	25,000	24,062
8.500%, 5/1/19	500,000	568,140
Coventry Health Care, Inc.
6.300%, 8/15/14	250,000	244,525
Express Scripts, Inc.
5.250%, 6/15/12	800,000	850,081
6.250%, 6/15/14	275,000	300,061
7.250%, 6/15/19	160,000	181,789
Humana, Inc.
6.300%, 8/1/18	500,000	484,246
McKesson Corp.
6.500%, 2/15/14	500,000	553,082
Medco Health Solutions, Inc.
7.125%, 3/15/18	750,000	843,104
Quest Diagnostics, Inc.
4.750%, 1/30/20	120,000	117,252
5.750%, 1/30/40	80,000	77,638
UnitedHealth Group, Inc.
5.250%, 3/15/11	500,000	518,104
6.000%, 11/15/17	700,000	722,670
6.000%, 2/15/18	80,000	82,636
5.800%, 3/15/36	25,000	22,406
6.875%, 2/15/38	1,500,000	1,550,327
WellPoint Health Networks, Inc.
6.375%, 1/15/12	943,000	1,015,667
WellPoint, Inc.
6.000%, 2/15/14	100,000	108,449
5.000%, 12/15/14	40,000	41,613
5.250%, 1/15/16	500,000	504,711
7.000%, 2/15/19	1,000,000	1,118,428
5.850%, 1/15/36	500,000	470,169

		11,638,294

Pharmaceuticals (0.7%)
Abbott Laboratories, Inc.
5.600%, 5/15/11	944,000	1,001,238
5.875%, 5/15/16	55,000	60,664
5.125%, 4/1/19	1,700,000	1,778,146
6.000%, 4/1/39	650,000	685,188
AstraZeneca plc
5.400%, 9/15/12	800,000	873,883
5.900%, 9/15/17	400,000	444,468
6.450%, 9/15/37	1,008,000	1,135,303
Bristol-Myers Squibb Co.
5.250%, 8/15/13	120,000	130,060
5.450%, 5/1/18	1,000,000	1,069,549
5.875%, 11/15/36	480,000	498,867
Eli Lilly and Co.
3.550%, 3/6/12	271,000	282,026

	Principal Amount	Value (Note 1)

5.200%, 3/15/17	$965,000	$1,021,757
5.950%, 11/15/37	500,000	526,780
GlaxoSmithKline Capital, Inc.
4.850%, 5/15/13	714,000	766,443
5.650%, 5/15/18	2,044,000	2,204,644
6.375%, 5/15/38	750,000	830,907
Johnson & Johnson
5.150%, 8/15/12	200,000	217,374
5.550%, 8/15/17	500,000	551,503
4.950%, 5/15/33	192,000	187,059
5.950%, 8/15/37	20,000	21,997
5.850%, 7/15/38	600,000	647,322
Merck & Co., Inc.
4.750%, 3/1/15	1,000,000	1,072,207
6.000%, 9/15/17	850,000	944,133
5.000%, 6/30/19	950,000	987,467
5.750%, 11/15/36	300,000	307,454
6.550%, 9/15/37	375,000	425,890
Novartis Capital Corp.
4.125%, 2/10/14	400,000	420,471
Novartis Securities Investment Ltd.
5.125%, 2/10/19	1,000,000	1,050,526
Pfizer, Inc.
4.450%, 3/15/12	1,000,000	1,057,649
4.500%, 2/15/14	250,000	264,982
5.350%, 3/15/15	1,500,000	1,639,357
6.200%, 3/15/19	1,075,000	1,194,994
7.200%, 3/15/39	1,000,000	1,221,937
Teva Pharmaceutical Finance LLC
5.550%, 2/1/16	190,000	200,558
6.150%, 2/1/36	190,000	196,247
Watson Pharmaceuticals, Inc.
5.000%, 8/15/14	85,000	86,783
6.125%, 8/15/19	170,000	175,405
Wyeth
5.500%, 2/1/14	1,070,000	1,165,737
5.500%, 2/15/16	1,162,000	1,248,996
7.250%, 3/1/23	483,000	547,729
5.950%, 4/1/37	555,000	578,742

		29,722,442

Total Health Care		50,253,705

Industrials (1.3%)
Aerospace & Defense (0.3%)
Boeing Co.
5.125%, 2/15/13	35,000	37,410
3.500%, 2/15/15	200,000	200,562
6.000%, 3/15/19	500,000	542,582
4.875%, 2/15/20	310,000	310,840
6.875%, 3/15/39	500,000	582,237
5.875%, 2/15/40	55,000	56,293
General Dynamics Corp.
1.800%, 7/15/11	100,000	101,113
5.250%, 2/1/14	1,000,000	1,087,968
Goodrich Corp.
6.125%, 3/1/19	250,000	270,054
4.875%, 3/1/20	200,000	197,827
Honeywell International, Inc.
5.625%, 8/1/12	428,000	467,594
3.875%, 2/15/14	500,000	520,909
5.400%, 3/15/16	110,000	119,410

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

5.300%, 3/1/18	$944,000	$995,665
5.000%, 2/15/19	500,000	517,734
5.700%, 3/15/36	200,000	205,217
ITT Corp.
4.900%, 5/1/14	355,000	371,989
Lockheed Martin Corp.
4.121%, 3/14/13	464,000	484,779
7.750%, 5/1/26	676,000	805,284
8.500%, 12/1/29	25,000	32,411
Northrop Grumman Corp.
3.700%, 8/1/14	120,000	120,461
Northrop Grumman Systems Corp.
7.125%, 2/15/11	750,000	793,933
7.750%, 2/15/31	286,000	353,365
Raytheon Co.
5.375%, 4/1/13	90,000	97,350
4.400%, 2/15/20	200,000	196,990
Rockwell Collins, Inc.
5.250%, 7/15/19	100,000	103,484
United Technologies Corp.
4.875%, 5/1/15	600,000	644,037
6.125%, 2/1/19	550,000	607,776
6.050%, 6/1/36	666,000	707,979
6.125%, 7/15/38	500,000	541,680

		12,074,933

Air Freight & Logistics (0.1%)
FedEx Corp.
7.375%, 1/15/14	50,000	56,732
United Parcel Service, Inc.
4.500%, 1/15/13	1,000,000	1,063,198
5.125%, 4/1/19	1,000,000	1,055,249
6.200%, 1/15/38	830,000	920,175

		3,095,354

Airlines (0.0%)
Continental Airlines, Inc.
9.000%, 7/8/16	500,000	530,000

Building Products (0.0%)
CRH America, Inc.
5.625%, 9/30/11	253,000	265,953
6.000%, 9/30/16	535,000	558,787

		824,740

Commercial Services & Supplies (0.2%)
Allied Waste North America, Inc.
7.250%, 3/15/15	480,000	501,600
6.875%, 6/1/17	1,500,000	1,591,875
Board of Trustees of the Leland Stanford Junior University
4.250%, 5/1/16	300,000	308,526
Cornell University
5.450%, 2/1/19	200,000	212,196
Dartmouth College
4.750%, 6/1/19	100,000	101,283
Johns Hopkins University
5.250%, 7/1/19	500,000	520,075
Pitney Bowes, Inc.
5.750%, 9/15/17	480,000	514,291
Princeton University
5.700%, 3/1/39	550,000	565,031

	Principal Amount	Value (Note 1)

R.R. Donnelley & Sons Co.
8.600%, 8/15/16	$1,000,000	$1,088,609
11.250%, 2/1/19^	300,000	374,388
Republic Services, Inc.
5.500%, 9/15/19§	295,000	299,558
Science Applications International Corp.
6.250%, 7/1/12	500,000	544,545
Vanderbilt University
5.250%, 4/1/19	100,000	104,227
Waste Management, Inc.
6.375%, 11/15/12	500,000	550,057
7.375%, 3/11/19	700,000	807,741
Yale University
2.900%, 10/15/14	600,000	597,783

		8,681,785

Electrical Equipment (0.1%)
Amphenol Corp.
4.750%, 11/15/14	200,000	200,070
Emerson Electric Co.
4.125%, 4/15/15	750,000	775,698
4.875%, 10/15/19	500,000	511,089
5.250%, 11/15/39	200,000	192,128
Thomas & Betts Corp.
5.625%, 11/15/21	200,000	195,511

		1,874,496

Industrial Conglomerates (0.2%)
3M Co.
4.375%, 8/15/13	500,000	538,318
5.700%, 3/15/37	200,000	208,717
General Electric Co.
5.000%, 2/1/13	2,025,000	2,142,369
5.250%, 12/6/17	1,500,000	1,532,798
Ingersoll-Rand Global Holding Co., Ltd.
9.500%, 4/15/14	269,000	321,438
6.875%, 8/15/18	500,000	554,198
Koninklijke Philips Electronics N.V.
6.875%, 3/11/38	1,002,000	1,136,661
Tyco International Finance S.A.
6.000%, 11/15/13	431,000	472,111
4.125%, 10/15/14	1,000,000	1,022,226
8.500%, 1/15/19	300,000	362,324
6.875%, 1/15/21	250,000	280,486

		8,571,646

Machinery (0.1%)
Caterpillar, Inc.
6.050%, 8/15/36	750,000	799,596
Danaher Corp.
5.400%, 3/1/19	500,000	528,045
Deere & Co.
4.375%, 10/16/19	300,000	299,628
5.375%, 10/16/29	600,000	598,860
Dover Corp.
5.450%, 3/15/18	466,000	493,074
Eaton Corp.
6.950%, 3/20/19	500,000	569,995
Parker Hannifin Corp.
6.250%, 5/15/38	257,000	280,967

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Snap-On, Inc.
6.125%, 9/1/21	$200,000	$204,746

		3,774,911

Road & Rail (0.3%)
Burlington Northern Santa Fe Corp.
6.750%, 7/15/11	70,000	75,385
5.900%, 7/1/12	948,000	1,027,853
4.700%, 10/1/19	300,000	297,205
6.150%, 5/1/37	500,000	525,917
Canadian National Railway Co.
5.550%, 3/1/19	1,937,000	2,069,644
6.200%, 6/1/36	506,000	551,188
Canadian Pacific Railway Co.
7.250%, 5/15/19	455,000	517,129
CSX Corp.
6.300%, 3/15/12	100,000	108,193
5.750%, 3/15/13	1,000,000	1,081,806
6.250%, 3/15/18	460,000	495,338
7.450%, 4/1/38	300,000	354,640
Norfolk Southern Corp.
7.700%, 5/15/17	990,000	1,158,924
5.900%, 6/15/19	1,100,000	1,174,521
7.050%, 5/1/37	725,000	855,008
Union Pacific Corp.
7.875%, 1/15/19	750,000	907,501
6.125%, 2/15/20	1,000,000	1,082,482

		12,282,734

Trading Companies & Distributors (0.0%)
GATX Corp.
4.750%, 10/1/12	250,000	255,284

Total Industrials		51,965,883

Information Technology (0.7%)
Communications Equipment (0.1%)
American Tower Corp.
4.625%, 4/1/15§	300,000	303,437
Cisco Systems, Inc.
5.250%, 2/22/11	500,000	524,664
5.500%, 2/22/16	1,075,000	1,180,241
4.950%, 2/15/19	1,500,000	1,537,513
5.900%, 2/15/39	500,000	505,543
Harris Corp.
6.375%, 6/15/19	165,000	178,164
Motorola, Inc.
8.000%, 11/1/11	500,000	534,744
6.000%, 11/15/17	533,000	515,702
Nokia Oyj
5.375%, 5/15/19	500,000	510,471
6.625%, 5/15/39	190,000	206,562

		5,997,041

Computers & Peripherals (0.3%)
Dell, Inc.
3.375%, 6/15/12	145,000	149,948
5.875%, 6/15/19	700,000	740,765
7.100%, 4/15/28	275,000	297,391
Hewlett-Packard Co.
4.250%, 2/24/12	1,500,000	1,573,404
5.250%, 3/1/12	469,000	503,148

	Principal Amount	Value (Note 1)

4.750%, 6/2/14	$1,000,000	$1,067,857
5.500%, 3/1/18	500,000	531,672
International Business Machines Corp.
2.100%, 5/6/13	1,000,000	998,001
5.700%, 9/14/17	2,500,000	2,733,272
6.500%, 1/15/28	975,000	1,062,133
5.875%, 11/29/32	25,000	25,651
5.600%, 11/30/39	550,000	553,155

		10,236,397

Electronic Equipment, Instruments & Components (0.0%)
Agilent Technologies, Inc.
5.500%, 9/14/15	500,000	524,101
Arrow Electronics, Inc.
6.000%, 4/1/20	200,000	197,873
Corning, Inc.
6.625%, 5/15/19	60,000	65,385

		787,359

IT Services (0.1%)
Computer Sciences Corp.
6.500%, 3/15/18	1,000,000	1,091,298
Electronic Data Systems Corp.
6.000%, 8/1/13	513,000	567,080
Fiserv, Inc.
6.125%, 11/20/12	500,000	544,436
6.800%, 11/20/17	500,000	551,723
Western Union Co.
5.400%, 11/17/11	937,000	1,000,419

		3,754,956

Office Electronics (0.1%)
Xerox Corp.
5.500%, 5/15/12	920,000	972,274
5.650%, 5/15/13	500,000	520,980
8.250%, 5/15/14	80,000	91,770
6.350%, 5/15/18	1,095,000	1,142,225
5.625%, 12/15/19	400,000	399,442

		3,126,691

Semiconductors & Semiconductor Equipment (0.0%)
Analog Devices, Inc.
5.000%, 7/1/14	200,000	208,639

Software (0.1%)
Microsoft Corp.
2.950%, 6/1/14	405,000	409,338
4.200%, 6/1/19	265,000	264,583
5.200%, 6/1/39	390,000	381,926
Oracle Corp.
4.950%, 4/15/13	1,000,000	1,073,061
3.750%, 7/8/14	475,000	490,111
5.250%, 1/15/16	920,000	993,473
5.750%, 4/15/18	750,000	810,890
5.000%, 7/8/19	500,000	515,648
6.500%, 4/15/38	865,000	949,851

		5,888,881

Total Information Technology		29,999,964

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Materials (0.9%)
Chemicals (0.3%)
Agrium Inc.
6.750%, 1/15/19	$500,000	$540,551
Air Products and Chemicals, Inc.
4.375%, 8/21/19	200,000	198,209
Cabot Corp.
5.000%, 10/1/16	200,000	196,141
Dow Chemical Co.
4.850%, 8/15/12	1,000,000	1,050,961
6.000%, 10/1/12	927,000	997,180
7.600%, 5/15/14	770,000	876,177
5.900%, 2/15/15	500,000	537,288
8.550%, 5/15/19	1,275,000	1,521,260
7.375%, 11/1/29	25,000	27,297
9.400%, 5/15/39	455,000	601,579
E.I. du Pont de Nemours & Co.
5.875%, 1/15/14	1,000,000	1,104,638
3.250%, 1/15/15	400,000	396,252
6.000%, 7/15/18	500,000	545,585
5.750%, 3/15/19	500,000	536,082
5.600%, 12/15/36	100,000	99,445
Lubrizol Corp.
8.875%, 2/1/19	500,000	621,642
Monsanto Co.
5.125%, 4/15/18	200,000	208,683
5.875%, 4/15/38	150,000	154,938
Potash Corp of Saskatchewan, Inc.
5.250%, 5/15/14	520,000	558,794
3.750%, 9/30/15	240,000	238,851
6.500%, 5/15/19	215,000	238,124
4.875%, 3/30/20	145,000	143,060
PPG Industries, Inc.
5.750%, 3/15/13	500,000	533,845
6.650%, 3/15/18	300,000	326,564
Praxair, Inc.
4.625%, 3/30/15	503,000	534,968
4.500%, 8/15/19	700,000	702,138
Sherwin-Williams Co.
3.125%, 12/15/14	200,000	197,528
Valspar Corp.
7.250%, 6/15/19	200,000	219,475

		13,907,255

Construction Materials (0.0%)
Lafarge S.A.
7.125%, 7/15/36	200,000	209,424
Vulcan Materials Co.
6.300%, 6/15/13	500,000	534,798

		744,222

Containers & Packaging (0.0%)
Bemis Co., Inc.
5.650%, 8/1/14	115,000	122,404
6.800%, 8/1/19	90,000	98,950

		221,354

Metals & Mining (0.5%)
Alcoa, Inc.
6.000%, 1/15/12	220,000	231,229
6.000%, 7/15/13	300,000	316,030

	Principal Amount	Value (Note 1)

6.750%, 7/15/18	$500,000	$510,035
5.900%, 2/1/27	970,000	874,421
Allegheny Technologies, Inc.
9.375%, 6/1/19	400,000	460,421
ArcelorMittal S.A.
5.375%, 6/1/13	500,000	527,625
9.000%, 2/15/15	350,000	413,384
6.125%, 6/1/18	250,000	257,959
9.850%, 6/1/19	525,000	679,036
ArcelorMittal USA Partnership
9.750%, 4/1/14	160,000	168,000
Barrick Australian Finance Pty Ltd.
5.950%, 10/15/39	1,000,000	975,959
Barrick Gold Corp.
6.950%, 4/1/19	750,000	844,457
Barrick N.A. Finance LLC
7.500%, 9/15/38	100,000	114,834
BHP Billiton Finance USA Ltd.
5.125%, 3/29/12	444,000	472,595
4.800%, 4/15/13	40,000	42,576
5.500%, 4/1/14	700,000	767,782
6.500%, 4/1/19	1,200,000	1,376,468
Freeport-McMoRan Copper & Gold, Inc.
8.375%, 4/1/17	1,000,000	1,095,000
Newmont Mining Corp.
5.125%, 10/1/19	720,000	720,336
6.250%, 10/1/39	400,000	400,478
Nucor Corp.
5.850%, 6/1/18	700,000	754,310
Rio Tinto Alcan, Inc.
4.500%, 5/15/13	500,000	513,411
6.125%, 12/15/33	340,000	345,782
Rio Tinto Finance USA Ltd.
5.875%, 7/15/13	1,400,000	1,510,652
8.950%, 5/1/14	1,450,000	1,737,536
6.500%, 7/15/18	500,000	549,240
7.125%, 7/15/28	300,000	339,569
Vale Overseas Ltd.
6.250%, 1/23/17	1,080,000	1,126,565
5.625%, 9/15/19	500,000	504,864
6.875%, 11/21/36	1,001,000	1,000,160
6.875%, 11/10/39	342,000	344,300
Xstrata Canada Corp.
5.500%, 6/15/17	512,000	510,653

		20,485,667

Paper & Forest Products (0.1%)
International Paper Co.
7.950%, 6/15/18	500,000	576,705
9.375%, 5/15/19	500,000	614,586
7.500%, 8/15/21	400,000	448,188

		1,639,479

Total Materials		36,997,977

Telecommunication Services (1.5%)
Diversified Telecommunication Services (1.2%)
Ameritech Capital Funding Corp.
6.550%, 1/15/28	375,000	362,228
AT&T Corp.
7.300%, 11/15/11	1,000,000	1,101,070
8.000%, 11/15/31	40,000	48,821

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

AT&T, Inc.
6.250%, 3/15/11	$955,000	$1,011,319
4.950%, 1/15/13	1,900,000	2,027,072
5.100%, 9/15/14	60,000	64,540
5.500%, 2/1/18	1,200,000	1,252,099
5.800%, 2/15/19	1,000,000	1,065,961
6.150%, 9/15/34	478,000	472,505
6.800%, 5/15/36	482,000	513,326
6.300%, 1/15/38	1,070,000	1,086,836
6.400%, 5/15/38	942,000	968,064
BellSouth Capital Funding Corp.
7.875%, 2/15/30	486,000	554,925
BellSouth Corp.
5.200%, 9/15/14	1,571,000	1,682,530
6.875%, 10/15/31	1,000,000	1,050,302
6.000%, 11/15/34	230,000	224,442
British Telecommunications plc
5.950%, 1/15/18	500,000	508,177
9.625%, 12/15/30	515,000	656,221
CenturyTel, Inc.
6.150%, 9/15/19	1,000,000	1,022,370
7.600%, 9/15/39	200,000	204,967
Deutsche Telekom International Finance B.V.
5.250%, 7/22/13	1,000,000	1,061,509
4.875%, 7/8/14	1,050,000	1,101,080
6.750%, 8/20/18	1,000,000	1,119,579
6.000%, 7/8/19	550,000	587,219
8.750%, 6/15/30	572,000	735,655
9.250%, 6/1/32	200,000	266,121
Embarq Corp.
7.082%, 6/1/16	525,000	579,903
7.995%, 6/1/36	500,000	537,849
France Telecom S.A.
7.750%, 3/1/11	1,872,000	2,006,354
4.375%, 7/8/14	500,000	522,481
8.500%, 3/1/31	525,000	698,677
GTE Corp.
8.750%, 11/1/21	500,000	615,484
Koninklijke (Royal) KPN N.V.
8.375%, 10/1/30	500,000	626,488
Pacific Bell Telephone Co.
7.125%, 3/15/26	200,000	217,830
Qwest Corp.
8.375%, 5/1/16	2,000,000	2,145,000
6.500%, 6/1/17	750,000	736,875
Telecom Italia Capital S.A.
5.250%, 11/15/13	1,065,000	1,120,157
6.175%, 6/18/14	550,000	596,141
6.999%, 6/4/18	500,000	550,146
7.175%, 6/18/19	550,000	613,175
6.375%, 11/15/33	971,000	957,327
7.721%, 6/4/38	500,000	575,666
Telefonica Emisiones S.A.U.
5.984%, 6/20/11	900,000	951,883
4.949%, 1/15/15	230,000	245,856
6.221%, 7/3/17	473,000	521,345
5.877%, 7/15/19	290,000	310,831
7.045%, 6/20/36	1,500,000	1,712,848
Telefonica Europe B.V.
8.250%, 9/15/30	1,000,000	1,245,041
TELUS Corp.
8.000%, 6/1/11	350,000	378,911

	Principal Amount	Value (Note 1)

Verizon Communications, Inc.
7.375%, 9/1/12	$55,000	$61,997
4.350%, 2/15/13	1,500,000	1,569,034
5.550%, 2/15/16	930,000	1,002,537
5.500%, 2/15/18	918,000	957,998
8.750%, 11/1/18	500,000	624,510
7.750%, 12/1/30	779,000	915,152
5.850%, 9/15/35	210,000	204,778
6.400%, 2/15/38	833,000	870,826
8.950%, 3/1/39	1,250,000	1,691,317
Verizon New England, Inc.
6.500%, 9/15/11	1,563,000	1,665,934
Verizon New York, Inc.
Series A 6.875%, 4/1/12	750,000	816,011

		49,595,300

Wireless Telecommunication Services (0.3%)
Alltel Corp.
7.000%, 7/1/12	300,000	330,930
7.875%, 7/1/32	150,000	178,385
America Movil S.A.B. de C.V.
5.625%, 11/15/17	934,000	967,007
Cellco Partnership/Verizon Wireless Capital LLC
3.750%, 5/20/11	50,000	51,559
5.250%, 2/1/12	600,000	636,375
5.550%, 2/1/14	2,000,000	2,170,556
8.500%, 11/15/18	1,100,000	1,364,420
New Cingular Wireless Services, Inc.
7.875%, 3/1/11	300,000	322,319
8.125%, 5/1/12	953,000	1,076,826
8.750%, 3/1/31	1,835,000	2,371,387
Rogers Communications, Inc.
6.375%, 3/1/14	1,000,000	1,107,194
6.800%, 8/15/18	500,000	559,961
Vodafone Group plc
5.350%, 2/27/12	500,000	533,464
4.150%, 6/10/14	500,000	514,392
5.625%, 2/27/17	1,500,000	1,593,252
4.625%, 7/15/18	80,000	78,246
7.875%, 2/15/30	482,000	577,720
6.150%, 2/27/37	473,000	492,735

		14,926,728

Total Telecommunication Services		64,522,028

Utilities (1.7%)
Electric Utilities (1.3%)
Alabama Power Co.
5.500%, 10/15/17	35,000	37,289
Ameren Energy Generating Co.
6.300%, 4/1/20	160,000	157,112
Appalachian Power Co.
5.650%, 8/15/12	500,000	535,132
6.700%, 8/15/37	210,000	222,595
7.000%, 4/1/38	90,000	99,003
Carolina Power & Light Co.
5.300%, 1/15/19	1,000,000	1,044,229
CenterPoint Energy Houston Electric LLC
7.000%, 3/1/14	500,000	569,281

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Cleco Power LLC
6.500%, 12/1/35	$200,000	$190,620
Cleveland Electric Illuminating Co.
5.700%, 4/1/17	500,000	509,050
Columbus Southern Power Co.
6.600%, 3/1/33	460,000	482,933
Commonwealth Edison Co.
5.950%, 8/15/16	500,000	535,329
6.150%, 9/15/17	940,000	1,018,034
5.900%, 3/15/36	441,000	438,568
Connecticut Light & Power Co.
5.500%, 2/1/19	500,000	527,618
Consolidated Edison Co. of New York, Inc.
7.125%, 12/1/18	250,000	288,890
6.650%, 4/1/19	500,000	566,595
Series 02-B 4.875%, 2/1/13	922,000	982,502
Series 07-A 6.300%, 8/15/37	444,000	478,138
Series 08-B 6.750%, 4/1/38	500,000	570,043
Series 09-C 5.500%, 12/1/39	170,000	165,350
Consumers Energy Co.
6.700%, 9/15/19	250,000	281,835
Detroit Edison Co.
6.400%, 10/1/13	500,000	552,309
5.600%, 6/15/18	250,000	263,864
6.625%, 6/1/36	200,000	220,959
Duke Energy Carolinas LLC
6.000%, 1/15/38	500,000	528,768
Duke Energy Corp.
6.300%, 2/1/14	500,000	549,810
5.050%, 9/15/19	300,000	299,000
Duke Energy Indiana, Inc.
5.000%, 9/15/13	50,000	52,409
6.050%, 6/15/16	500,000	537,327
6.450%, 4/1/39	155,000	172,841
Duke Energy Ohio, Inc.
5.700%, 9/15/12	880,000	954,384
5.450%, 4/1/19	500,000	526,916
Energy East Corp.
6.750%, 7/15/36	500,000	550,099
Energy Gulf States Louisiana LLC
5.590%, 10/1/24	120,000	119,931
Energy Texas Inc.
7.125%, 2/1/19	500,000	554,207
Entergy Louisiana LLC
5.400%, 11/1/24	145,000	141,439
Exelon Corp.
4.900%, 6/15/15	35,000	36,106
Exelon Generation Co. LLC
5.350%, 1/15/14	500,000	527,847
6.200%, 10/1/17	250,000	267,985
6.250%, 10/1/39	500,000	509,415
FirstEnergy Corp.
Series B 6.450%, 11/15/11	21,000	22,517
Series C 7.375%, 11/15/31	369,000	399,960
FirstEnergy Solutions Corp.
6.800%, 8/15/39	995,000	1,004,948

	Principal Amount	Value (Note 1)

Florida Power & Light Co.
5.550%, 11/1/17	$500,000	$539,618
5.650%, 2/1/37	15,000	15,122
5.950%, 2/1/38	1,000,000	1,050,503
Florida Power Corp.
4.800%, 3/1/13	55,000	57,882
6.350%, 9/15/37	200,000	216,769
6.400%, 6/15/38	500,000	545,897
FPL Group Capital, Inc.
7.875%, 12/15/15	200,000	240,700
6.000%, 3/1/19	500,000	538,496
Georgia Power Co.
6.000%, 11/1/13	1,000,000	1,111,538
5.400%, 6/1/18	500,000	527,844
4.250%, 12/1/19	165,000	159,892
5.950%, 2/1/39	250,000	260,964
Hydro Quebec
6.300%, 5/11/11	100,000	106,811
7.500%, 4/1/16	2,000,000	2,351,542
Illinois Power Co.
9.750%, 11/15/18	1,000,000	1,243,470
Indiana Michigan Power Co.
7.000%, 3/15/19	750,000	836,372
Interstate Power and Light Co.
6.250%, 7/15/39	120,000	125,993
Metropolitan Edison Co.
7.700%, 1/15/19	500,000	573,854
MidAmerican Energy Co.
6.750%, 12/30/31	193,000	215,847
MidAmerican Energy Holdings Co.
5.000%, 2/15/14	170,000	178,391
5.750%, 4/1/18	750,000	790,480
6.500%, 9/15/37	1,250,000	1,344,226
MidAmerican Funding LLC
6.927%, 3/1/29	482,000	522,815
Nevada Power Co.
7.125%, 3/15/19	500,000	558,221
Northern States Power Co.
5.250%, 3/1/18	1,000,000	1,047,661
5.350%, 11/1/39	240,000	231,632
NSTAR
4.500%, 11/15/19	200,000	195,581
Oglethorpe Power Corp.
5.950%, 11/1/39§	400,000	404,950
Ohio Power Co.
6.000%, 6/1/16	500,000	530,085
5.375%, 10/1/21	190,000	190,508
Oncor Electric Delivery Co.
5.950%, 9/1/13	500,000	536,437
6.800%, 9/1/18	500,000	555,389
7.000%, 9/1/22	40,000	44,474
7.250%, 1/15/33	250,000	283,926
7.500%, 9/1/38	500,000	591,034
Pacific Gas & Electric Co.
6.250%, 12/1/13	500,000	556,622
4.800%, 3/1/14	750,000	796,498
6.050%, 3/1/34	1,373,000	1,433,459
5.400%, 1/15/40	200,000	191,390
PacifiCorp
5.500%, 1/15/19	300,000	317,642
5.750%, 4/1/37	30,000	30,449
6.000%, 1/15/39	500,000	525,480

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Pepco Holdings, Inc.
6.450%, 8/15/12	$450,000	$482,972
6.125%, 6/1/17	500,000	515,911
Portland General Electric Co.
6.100%, 4/15/19	200,000	220,948
PPL Electric Utilities Corp.
7.125%, 11/30/13	500,000	571,535
6.250%, 5/15/39	150,000	160,761
Progress Energy, Inc.
6.850%, 4/15/12	120,000	130,259
6.050%, 3/15/14	1,000,000	1,094,758
6.000%, 12/1/39	200,000	196,146
Public Service Co. of Colorado
6.250%, 9/1/37	329,000	359,308
Public Service Electric & Gas Co.
6.330%, 11/1/13	1,500,000	1,670,709
5.300%, 5/1/18	250,000	262,443
5.800%, 5/1/37	500,000	514,501
Puget Sound Energy, Inc.
5.757%, 10/1/39	200,000	193,517
San Diego Gas & Electric Co.
5.350%, 5/15/35	100,000	98,075
6.125%, 9/15/37	250,000	272,400
6.000%, 6/1/39	60,000	64,427
Sierra Pacific Power Co.
5.450%, 9/1/13	500,000	533,259
South Carolina Electric & Gas Co.
6.050%, 1/15/38	500,000	524,986
Southern California Edison Co.
5.750%, 3/15/14	500,000	552,863
5.500%, 8/15/18	500,000	533,753
5.550%, 1/15/36	500,000	497,197
5.950%, 2/1/38	555,000	583,029
Southern Co.
4.150%, 5/15/14	250,000	257,088
Southwestern Electric Power Co.
6.450%, 1/15/19	250,000	267,760
Tampa Electric Co.
6.100%, 5/15/18	125,000	133,035
Toledo Edison Co.
7.250%, 5/1/20	585,000	667,563
Union Electric Co.
6.700%, 2/1/19	500,000	552,026
8.450%, 3/15/39	160,000	211,191
Virginia Electric & Power Co.
5.000%, 6/30/19	135,000	137,624
Series A 5.400%, 1/15/16	930,000	981,610
6.000%, 5/15/37	500,000	517,720
Series B 6.000%, 1/15/36	55,000	56,911
Wisconsin Electric Power Co.
4.250%, 12/15/19	600,000	586,047
Wisconsin Power & Light Co.
5.000%, 7/15/19	200,000	201,611
7.600%, 10/1/38	115,000	140,206

		55,813,800

Gas Utilities (0.1%)
Atmos Energy Corp.
8.500%, 3/15/19	300,000	364,387

	Principal Amount	Value (Note 1)

Boardwalk Pipelines LP
5.750%, 9/15/19	$400,000	$394,404
Consolidated Natural Gas Co.
6.250%, 11/1/11	100,000	107,652
EQT Corp.
8.125%, 6/1/19	450,000	519,918
ONEOK, Inc.
6.000%, 6/15/35	25,000	23,333
Panhandle Eastern Pipeline Co.
6.200%, 11/1/17	250,000	264,343
Plains All American Pipeline LP
8.750%, 5/1/19	200,000	235,819
Sempra Energy
6.000%, 10/15/39	635,000	627,032
Southern California Gas Co.
5.500%, 3/15/14	1,250,000	1,362,237
Spectra Energy Capital LLC
8.000%, 10/1/19	345,000	403,761

		4,302,886

Independent Power Producers & Energy Traders (0.1%)
Constellation Energy Group, Inc.
7.000%, 4/1/12	901,000	977,614
Tennessee Valley Authority
6.790%, 5/23/12	190,000	212,858
5.500%, 7/18/17	478,000	521,020
6.750%, 11/1/25	492,000	575,663
5.880%, 4/1/36	35,000	37,385
6.150%, 1/15/38	488,000	540,467
5.250%, 9/15/39	300,000	297,257
5.375%, 4/1/56	500,000	495,232

		3,657,496

Multi-Utilities (0.2%)
Alliant Energy Corp.
4.000%, 10/15/14	200,000	200,051
Avista Corp.
5.125%, 4/1/22	115,000	112,759
CenterPoint Energy, Inc.
6.500%, 5/1/18	500,000	514,714
Dominion Resources, Inc.
5.150%, 7/15/15	271,000	286,819
5.600%, 11/15/16	80,000	83,020
6.000%, 11/30/17	941,000	1,011,714
5.200%, 8/15/19	170,000	172,651
7.000%, 6/15/38	500,000	576,047
DTE Energy Co.
7.625%, 5/15/14	1,100,000	1,227,992
NiSource Finance Corp.
5.400%, 7/15/14	500,000	513,402
10.750%, 3/15/16	250,000	308,046
6.400%, 3/15/18	250,000	259,841
6.800%, 1/15/19	500,000	534,723
PG&E Corp.
5.750%, 4/1/14	500,000	538,942
Sempra Energy
6.500%, 6/1/16	1,000,000	1,084,509
9.800%, 2/15/19	1,000,000	1,248,121

		8,673,351

Total Utilities		72,447,533

Total Corporate Bonds		882,904,722

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Government Securities (74.7%)
Agency ABS (0.4%)
Federal Home Loan Bank
0.700%, 4/18/11	$5,000,000	$4,993,700
1.050%, 5/12/11	500,000	499,771
0.750%, 7/8/11	1,000,000	996,894
1.375%, 10/19/11	600,000	601,685
1.000%, 12/28/11	1,000,000	995,802
1.250%, 12/30/11	600,000	595,585
2.000%, 11/9/12	1,000,000	994,391
1.850%, 12/21/12	200,000	197,381
2.000%, 12/24/12	200,000	197,586
5.000%, 12/10/24	200,000	195,874
Federal Home Loan Mortgage Corp.
1.500%, 11/18/11	600,000	598,270
1.250%, 12/15/11	200,000	198,574
1.250%, 1/19/12	200,000	198,974
2.000%, 11/5/12	1,000,000	996,020
1.700%, 12/17/12	600,000	592,313
3.250%, 11/25/14	600,000	596,151
5.000%, 12/30/24	200,000	195,092
Federal National Mortgage Association
0.875%, 1/12/12	2,000,000	1,984,594
2.050%, 10/19/12	1,000,000	997,916
1.750%, 12/28/12	400,000	396,670
2.150%, 4/12/13	150,000	149,636
3.125%, 11/10/14	600,000	595,994
Private Export Funding Corp.
5.685%, 5/15/12	300,000	328,976
4.550%, 5/15/15	400,000	427,485

		18,525,334

Foreign Governments (1.7%)
Canadian Government Bond
2.375%, 9/10/14	1,000,000	982,633
Export Development Canada
1.750%, 9/24/12	500,000	498,478
3.500%, 5/16/13	500,000	518,551
Export-Import Bank of Korea
5.125%, 2/14/11	500,000	516,450
8.125%, 1/21/14	1,000,000	1,160,888
5.875%, 1/14/15	700,000	751,178
Federative Republic of Brazil
6.000%, 1/17/17	3,000,000	3,240,000
8.000%, 1/15/18	2,361,111	2,694,028
5.875%, 1/15/19	2,000,000	2,130,000
8.875%, 4/15/24	115,000	149,500
8.750%, 2/4/25	500,000	647,500
8.250%, 1/20/34	3,155,000	4,030,512
7.125%, 1/20/37	50,000	57,375
Hungary Government International Bond
4.750%, 2/3/15	500,000	495,476
Israel Government AID Bond
5.500%, 4/26/24	1,500,000	1,600,751
Israel Government International Bond
4.625%, 6/15/13	300,000	317,911
Oesterreichische Kontrollbank AG
2.875%, 3/15/11	500,000	511,512
4.875%, 2/16/16	1,943,000	2,044,079
Province of British Columbia
6.500%, 1/15/26	300,000	340,606
7.250%, 9/1/36	1,000,000	1,281,523

	Principal Amount	Value (Note 1)

Province of Manitoba
4.900%, 12/6/16	$650,000	$687,478
Province of Nova Scotia
5.125%, 1/26/17	1,025,000	1,091,429
Province of Ontario
2.625%, 1/20/12	4,700,000	4,796,529
5.125%, 7/17/12	75,000	80,745
3.500%, 7/15/13^	1,000,000	1,032,340
5.450%, 4/27/16	700,000	761,790
4.000%, 10/7/19	500,000	478,771
Province of Quebec
4.600%, 5/26/15	1,270,000	1,344,231
5.125%, 11/14/16	20,000	21,524
4.625%, 5/14/18	1,000,000	1,022,349
7.125%, 2/9/24	100,000	117,612
7.500%, 9/15/29	2,070,000	2,604,265
Republic of Chile
5.500%, 1/15/13	350,000	386,155
Republic of Italy
3.500%, 7/15/11	1,200,000	1,239,147
5.625%, 6/15/12	1,998,000	2,172,875
2.125%, 10/5/12	1,000,000	997,070
4.500%, 1/21/15	2,002,000	2,094,428
5.375%, 6/12/17	1,000,000	1,067,813
6.875%, 9/27/23	503,000	569,340
5.375%, 6/15/33	1,525,000	1,499,801
Republic of Korea
4.250%, 6/1/13	500,000	517,717
5.750%, 4/16/14	500,000	546,530
4.875%, 9/22/14	45,000	47,778
7.125%, 4/16/19	700,000	801,273
Republic of Malaysia
7.500%, 7/15/11	500,000	544,368
Republic of Peru
8.375%, 5/3/16	500,000	603,750
7.125%, 3/30/19	1,000,000	1,150,000
7.350%, 7/21/25	500,000	572,500
6.550%, 3/14/37	678,000	705,120
Republic of Poland
6.250%, 7/3/12	500,000	540,647
5.000%, 10/19/15	500,000	525,069
6.375%, 7/15/19	1,090,000	1,185,574
Republic of South Africa
6.500%, 6/2/14	500,000	547,500
6.875%, 5/27/19	1,445,000	1,622,013
5.875%, 5/30/22	605,000	620,125
State of Israel
5.500%, 11/9/16	464,000	497,837
5.125%, 3/26/19	575,000	582,631
United Mexican States
5.875%, 2/17/14	2,000,000	2,175,000
6.625%, 3/3/15	474,000	526,140
5.625%, 1/15/17	574,000	598,395
5.950%, 3/19/19	1,000,000	1,057,500
8.125%, 12/30/19^	1,458,000	1,766,157
8.300%, 8/15/31	1,468,000	1,814,888
6.750%, 9/27/34	886,000	934,730
6.050%, 1/11/40	550,000	528,715

		69,046,600

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Municipal Bonds (0.3%)
American Municipal Power-Ohio, Inc.
6.449%, 2/15/44	$200,000	$193,888
Bay Area Toll Authority California State
6.263%, 4/1/49	1,000,000	955,210
Central Puget Sound Washington Regional Transportation Authority
5.491%, 11/1/39	200,000	191,610
City of San Antonio, Texas
5.985%, 2/1/39	125,000	125,778
Clark County, Nevada Airport Revenue
6.881%, 7/1/42	200,000	192,796
Los Angeles Department of Airports
6.582%, 5/15/39	200,000	196,010
Los Angeles Department of Water & Power Build America Bonds
6.008%, 7/1/39	200,000	192,520
Los Angeles Unified School District
5.755%, 7/1/29	200,000	184,920
5.750%, 7/1/34	400,000	369,432
Metropolitan Transportation Authority
5.871%, 11/15/39	200,000	187,094
New Jersey State Turnpike Authority
7.414%, 1/1/40	365,000	408,712
New Jersey Transportation Trust Fund Authority
6.875%, 12/15/39	200,000	205,446
New York City Municipal Water Finance Authority
5.750%, 6/15/41	400,000	382,792
Pennsylvania Turnpike Commission
6.105%, 12/1/39	500,000	508,535
Port of Seattle
7.000%, 5/1/36	1,000,000	993,330
State of California
4.850%, 10/1/14	500,000	493,640
5.450%, 4/1/15	250,000	251,537
5.950%, 4/1/16	35,000	35,470
6.200%, 10/1/19	400,000	385,968
7.500%, 4/1/34	1,500,000	1,455,915
7.550%, 4/1/39	665,000	644,432
7.300%, 10/1/39	200,000	188,372
7.350%, 11/1/39	450,000	425,673
State of Georgia
4.503%, 11/1/25	200,000	195,644
State of Illinois
5.100%, 6/1/33	3,000,000	2,498,700
State of Illinois Toll Highway Authority
6.184%, 1/1/34	110,000	109,267
5.851%, 12/1/34	200,000	191,478
State of Massachusetts
5.456%, 12/1/39	400,000	382,268
State of New York
5.206%, 10/1/31	300,000	271,371
5.770%, 3/15/39	200,000	193,932
State of Utah
4.554%, 7/1/24	240,000	232,958
State of Washington
5.481%, 8/1/39	200,000	194,470
University of Virginia
6.200%, 9/1/39	250,000	268,643
Utah Transit Authority
5.937%, 6/15/39	80,000	80,521

		13,788,332

	Principal Amount	Value (Note 1)

Supranational (1.4%)
African Development Bank
1.875%, 1/23/12	$500,000	$498,502
1.750%, 10/1/12	300,000	298,049
3.000%, 5/27/14	500,000	503,622
Asian Development Bank
2.125%, 3/15/12	3,000,000	3,046,953
2.750%, 5/21/14	600,000	598,934
Corp. Andina de Fomento
8.125%, 6/4/19	875,000	1,011,047
Eksportfinans A/S
5.000%, 2/14/12	1,930,000	2,057,133
European Bank for Reconstruction & Development
1.250%, 6/10/11	1,500,000	1,503,915
3.625%, 6/17/13	400,000	416,475
European Investment Bank
3.250%, 2/15/11	4,000,000	4,103,544
2.625%, 5/16/11	385,000	393,134
3.250%, 10/14/11	2,500,000	2,586,575
2.000%, 2/10/12	2,500,000	2,526,855
1.750%, 9/14/12	2,000,000	1,993,456
2.375%, 3/14/14	3,000,000	2,950,692
4.625%, 5/15/14	3,760,000	4,031,119
3.125%, 6/4/14^	1,000,000	1,011,598
4.875%, 2/16/16	1,018,000	1,094,433
4.875%, 1/17/17	55,000	58,936
5.125%, 5/30/17	2,500,000	2,737,250
4.875%, 2/15/36	500,000	476,150
Export Development Canada
2.625%, 11/15/11^	1,000,000	1,024,669
2.375%, 3/19/12	1,000,000	1,017,417
Inter-American Development Bank
5.000%, 4/5/11	1,907,000	2,006,076
1.750%, 10/22/12	2,000,000	1,991,494
3.000%, 4/22/14	1,000,000	1,008,667
4.250%, 9/10/18	1,467,000	1,497,590
International Bank for Reconstruction & Development
2.000%, 4/2/12	2,000,000	2,023,410
3.500%, 10/8/13	1,000,000	1,039,857
5.000%, 4/1/16	500,000	540,805
7.625%, 1/19/23	491,000	626,186
4.750%, 2/15/35	540,000	519,569
International Finance Corp.
3.500%, 5/15/13	500,000	519,814
3.000%, 4/22/14	1,545,000	1,548,484
Japan Finance Corp.
2.000%, 6/24/11	2,600,000	2,631,353
2.125%, 11/5/12	1,000,000	995,509
Korea Development Bank
5.300%, 1/17/13	100,000	105,006
5.750%, 9/10/13	70,000	74,533
8.000%, 1/23/14	1,000,000	1,152,388
Nordic Investment Bank
3.125%, 2/15/11^	1,000,000	1,024,959
2.625%, 10/6/14	1,000,000	985,538
5.000%, 2/1/17	500,000	535,950
Svensk Exportkredit AB
4.875%, 9/29/11	500,000	529,356
3.250%, 9/16/14	500,000	499,919
5.125%, 3/1/17	250,000	264,004

		58,060,925

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

U.S. Government Agencies (43.8%)
Federal Farm Credit Bank
4.875%, 2/18/11	$105,000	$109,904
5.375%, 7/18/11	1,920,000	2,047,421
3.875%, 8/25/11	960,000	1,003,504
2.000%, 1/17/12	1,000,000	1,013,416
2.125%, 6/18/12	2,000,000	2,024,874
1.875%, 12/7/12	600,000	599,873
2.625%, 4/17/14	50,000	49,840
3.750%, 6/17/14	500,000	505,430
3.000%, 9/22/14	1,000,000	1,003,198
3.700%, 4/1/16	500,000	493,760
5.125%, 8/25/16	485,000	523,668
4.875%, 1/17/17	4,895,000	5,208,897
Federal Home Loan Bank
4.625%, 2/18/11	160,000	167,046
1.625%, 3/16/11	5,000,000	5,053,265
0.750%, 3/18/11	1,000,000	1,000,172
0.750%, 3/25/11	1,000,000	999,393
1.375%, 5/16/11^	50,000	50,352
1.625%, 7/27/11	3,800,000	3,836,332
5.375%, 8/19/11	35,000	37,361
1.250%, 10/19/11	200,000	200,087
4.875%, 11/18/11	8,830,000	9,431,305
2.250%, 4/13/12	5,000,000	5,090,195
5.750%, 5/15/12	100,000	109,834
1.875%, 6/20/12	50,000	50,347
2.000%, 7/27/12	1,000,000	1,001,920
2.000%, 9/24/12	1,000,000	1,000,021
2.000%, 10/5/12	1,000,000	1,000,680
2.000%, 12/28/12	1,000,000	990,305
3.375%, 2/27/13	6,000,000	6,246,480
5.125%, 8/14/13^	3,000,000	3,302,403
4.500%, 9/16/13	120,000	129,546
2.500%, 10/15/13	400,000	396,409
3.625%, 10/18/13	5,000,000	5,237,685
5.500%, 8/13/14	3,000,000	3,365,817
5.375%, 5/18/16^	100,000	110,548
4.750%, 12/16/16	25,000	26,818
4.875%, 5/17/17	2,130,000	2,277,620
5.250%, 6/5/17	950,000	1,043,376
5.000%, 11/17/17	2,040,000	2,206,707
5.500%, 7/15/36	860,000	882,238
Federal Home Loan Bank/Illinois
5.625%, 6/13/16	1,000,000	1,008,195
Federal Home Loan Mortgage Corp.
4.000%, 6/1/10	118,623	119,502
1.500%, 1/7/11	5,000,000	5,045,510
2.050%, 3/9/11	500,000	501,309
2.000%, 3/16/11	1,500,000	1,503,738
5.125%, 4/18/11	290,000	306,077
1.750%, 4/20/11	1,000,000	1,003,518
1.625%, 4/26/11	2,550,000	2,577,435
1.700%, 6/29/11	1,000,000	1,005,724
1.750%, 7/27/11	2,000,000	2,007,540
1.625%, 8/11/11	1,000,000	1,002,557
1.500%, 8/24/11	1,500,000	1,505,700
1.625%, 9/2/11	950,000	951,284
5.500%, 9/15/11	5,000,000	5,369,100
2.000%, 10/14/11	1,000,000	1,003,433
1.125%, 12/15/11	2,000,000	1,993,786

	Principal Amount	Value (Note 1)

5.750%, 1/15/12	$75,000	$81,648
2.050%, 2/24/12	2,000,000	2,004,046
4.750%, 3/5/12	3,900,000	4,183,245
2.625%, 3/19/12	250,000	251,208
2.125%, 3/23/12	5,000,000	5,076,625
2.500%, 3/23/12	250,000	250,980
2.200%, 4/20/12	1,000,000	1,005,317
2.000%, 4/27/12	550,000	553,663
2.050%, 5/11/12	2,000,000	2,005,278
1.750%, 6/15/12	5,050,000	5,072,366
2.000%, 6/15/12	1,050,000	1,053,773
5.125%, 7/15/12	75,000	81,477
2.250%, 8/24/12	1,000,000	1,005,041
2.000%, 9/25/12	400,000	400,395
2.000%, 9/28/12	1,000,000	998,583
2.000%, 10/1/12	2,000,000	2,001,524
2.250%, 11/19/12	200,000	199,510
2.500%, 4/8/13	1,750,000	1,758,264
3.500%, 5/29/13	5,000,000	5,230,820
4.875%, 11/15/13^	3,844,000	4,207,170
2.500%, 1/7/14^	4,170,000	4,174,716
4.500%, 1/15/14	170,000	183,760
5.500%, 2/1/14	38,993	41,308
3.000%, 2/4/14	500,000	501,231
3.250%, 3/3/14	1,000,000	1,002,436
3.000%, 4/21/14	500,000	499,760
2.500%, 4/23/14	50,000	49,971
2.750%, 4/29/14	1,000,000	996,084
5.000%, 7/15/14	5,000,000	5,493,005
3.000%, 7/28/14	800,000	810,808
3.625%, 8/25/14	150,000	151,457
3.000%, 12/30/14	800,000	791,091
4.500%, 1/15/15	1,916,000	2,059,027
4.750%, 11/17/15	8,836,000	9,560,269
5.125%, 10/18/16	1,500,000	1,642,719
6.000%, 2/1/17	70,181	75,483
6.000%, 4/1/17	56,077	60,315
4.340%, 12/18/17	2,000,000	1,988,098
4.875%, 6/13/18	12,000,000	12,835,872
3.750%, 3/27/19^	1,025,000	1,004,932
4.000%, 12/1/20	138,891	141,436
5.500%, 3/1/21	185,022	197,145
4.500%, 4/1/21	6,012,823	6,238,774
4.500%, 6/1/21	123,967	128,238
5.000%, 7/1/21	194,189	204,119
4.500%, 8/1/21	198,355	205,375
6.000%, 9/1/21	40,550	43,496
5.000%, 5/1/22	237,403	249,172
5.000%, 6/1/22	33,401	35,004
5.500%, 6/1/22	13,397	14,214
5.000%, 8/1/22	133,626	140,041
5.500%, 8/1/22	830,204	881,156
6.000%, 9/1/22	1,362,812	1,458,847
5.000%, 11/1/22	111,488	116,836
5.000%, 1/1/23	775,474	812,587
5.000%, 2/1/23	163,236	171,047
5.500%, 2/1/23	865,823	917,502
5.000%, 3/1/23	2,249,391	2,357,312
5.000%, 4/1/23	2,031,902	2,128,905
5.000%, 5/1/23	4,515,783	4,738,885
5.500%, 5/1/23	106,371	112,853

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

5.000%, 6/1/23	$1,211,252	$1,269,023
5.000%, 7/1/23	6,829,708	7,155,453
5.000%, 8/1/23	75,329	78,930
5.500%, 8/1/23	11,556,532	12,242,701
6.000%, 8/1/23	681,770	729,814
5.000%, 9/1/23	23,780	24,914
6.000%, 9/1/23	88,351	94,578
5.000%, 10/1/23	457,882	479,720
5.500%, 10/1/23	159,170	168,720
5.000%, 11/1/23	1,701,986	1,783,162
5.500%, 11/1/23	192,913	204,368
4.500%, 12/1/23	5,193,070	5,347,645
5.000%, 12/1/23	19,683	20,622
5.000%, 1/1/24	2,828,577	2,963,487
6.000%, 1/1/24	838,766	896,563
5.000%, 2/1/24	497,547	521,278
6.000%, 2/1/24	1,120,877	1,198,113
5.000%, 3/1/24	646,354	677,182
5.000%, 4/1/24	1,008,332	1,056,425
4.000%, 5/1/24	4,720,970	4,758,775
4.000%, 7/1/24	7,786,015	7,848,364
4.500%, 7/1/24	18,963,280	19,521,807
4.000%, 8/1/24	1,948,000	1,963,599
5.000%, 8/1/26	116,702	120,846
5.500%, 8/1/26	65,486	69,119
6.500%, 9/1/27	76,975	82,610
6.750%, 3/15/31	690,000	840,275
6.250%, 7/15/32	1,756,000	2,038,784
4.669%, 2/1/34 (l)	115,127	120,025
5.000%, 4/1/34	776,314	798,785
4.764%, 1/1/35 (l)	845,656	882,158
4.039%, 2/1/35 (l)	164,321	167,465
6.000%, 2/1/35	486,973	519,710
5.000%, 5/1/35	9,510,266	9,782,571
4.712%, 8/1/35 (l)	90,524	94,640
5.500%, 10/1/35	166,503	175,088
5.500%, 11/1/35	6,899,279	7,255,024
5.000%, 12/1/35	7,852,126	8,067,139
5.000%, 3/1/36	712,227	731,619
6.000%, 3/1/36	291,917	310,948
5.321%, 4/1/36 (l)	891,918	940,724
5.545%, 4/1/36 (l)	1,384,637	1,456,634
4.500%, 5/1/36	132,603	132,852
5.000%, 5/1/36	118,307	121,528
6.000%, 6/1/36	14,114,701	15,026,092
5.000%, 8/1/36	83,091	85,353
6.500%, 8/1/36	20,376,889	21,856,001
5.500%, 9/1/36	673,846	707,644
6.000%, 9/1/36	294,901	313,666
5.000%, 10/1/36	20,860,478	21,441,475
5.897%, 11/1/36 (l)	616,710	645,376
6.000%, 11/1/36	3,737,598	3,975,432
6.500%, 11/1/36	154,104	165,289
5.500%, 12/1/36	357,754	375,698
6.500%, 12/1/36	97,402	104,471
5.500%, 1/1/37	3,106,460	3,259,356
5.556%, 1/1/37 (l)	5,328,658	5,576,094
5.675%, 1/1/37 (l)	1,406,187	1,472,125
5.500%, 4/1/37	4,872,645	5,127,197
6.000%, 4/1/37	39,497	41,973
5.500%, 5/1/37	90,279	94,807

	Principal Amount	Value (Note 1)

5.862%, 5/1/37 (l)	$8,883,564	$9,411,043
6.000%, 5/1/37	516,628	549,018
5.405%, 6/1/37 (l)	491,656	515,688
5.517%, 6/1/37 (l)	5,185,421	5,449,888
5.541%, 6/1/37 (l)	428,501	450,311
6.000%, 6/1/37	1,390,241	1,490,001
5.456%, 7/1/37 (l)	862,171	905,954
5.500%, 8/1/37	423,797	445,133
6.000%, 8/1/37	3,807,917	4,046,097
5.500%, 9/1/37	206,833	217,013
5.500%, 10/1/37	2,754,422	2,889,991
6.000%, 10/1/37	5,954,475	6,350,122
6.500%, 10/1/37	3,031,666	3,249,803
5.619%, 11/1/37 (l)	6,249,113	6,520,268
6.000%, 11/1/37	452,267	480,339
6.500%, 11/1/37	839,524	899,931
5.500%, 12/1/37	1,817,116	1,906,553
5.318%, 1/1/38 (l)	6,982,340	7,293,439
5.500%, 1/1/38	248,919	261,326
6.000%, 1/1/38	1,934,296	2,053,754
6.500%, 1/1/38	214,424	229,986
5.500%, 2/1/38	153,530	161,086
6.000%, 2/1/38	609,802	647,462
6.500%, 2/1/38	4,851,215	5,198,759
5.000%, 3/1/38	1,517,132	1,557,727
6.000%, 3/1/38	130,132	138,168
5.500%, 4/1/38	22,018,145	23,113,761
5.000%, 5/1/38	747,355	767,352
5.500%, 5/1/38	3,026,586	3,175,551
6.000%, 5/1/38	11,354,094	12,058,846
5.500%, 6/1/38	1,965,918	2,062,678
5.000%, 7/1/38	11,398,876	11,703,885
5.500%, 7/1/38	4,096,666	4,298,299
6.000%, 7/1/38	12,864,485	13,714,001
5.500%, 8/1/38	11,387,363	11,947,835
5.500%, 9/1/38	390,918	410,159
6.000%, 9/1/38	5,509,845	5,851,791
6.500%, 9/1/38	331,949	355,730
5.500%, 10/1/38	10,365,754	10,875,944
6.000%, 10/1/38	3,696,924	3,924,083
6.500%, 10/1/38	1,669,789	1,789,414
5.000%, 11/1/38	10,384,412	10,681,747
6.000%, 11/1/38	116,327	123,475
5.000%, 12/1/38	1,346,476	1,382,504
5.500%, 12/1/38	7,725,788	8,115,700
6.000%, 12/1/38	16,237,198	17,267,880
6.500%, 12/1/38	9,308,109	9,974,948
5.000%, 1/1/39	132,893	136,449
5.500%, 1/1/39	29,395,575	30,879,336
4.500%, 2/1/39	11,409,059	11,394,798
5.500%, 2/1/39	657,876	690,256
6.500%, 2/1/39	2,040,565	2,186,752
5.000%, 3/1/39	4,384,053	4,501,361
5.500%, 3/1/39	498,048	522,561
4.000%, 4/1/39	3,529,473	3,407,872
4.500%, 4/1/39	3,557,684	3,553,237
4.000%, 5/1/39	12,806,867	12,365,631
4.000%, 6/1/39	2,969,412	2,867,106
4.500%, 6/1/39	25,154,810	25,123,366
4.500%, 7/1/39	11,025,980	11,012,197
5.000%, 7/1/39	15,754,584	16,176,142

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

4.500%, 8/1/39	$1,046,860	$1,047,187
5.000%, 8/1/39	1,956,242	2,009,198
5.500%, 8/1/39	4,993,227	5,245,229
4.500%, 9/1/39	4,600,622	4,595,589
5.000%, 9/1/39	3,970,858	4,079,591
4.500%, 10/1/39	14,950,137	14,932,229
4.000%, 1/15/25 TBA	13,000,000	13,083,280
5.000%, 1/15/40 TBA	3,000,000	3,076,641
Federal National Mortgage Association
2.000%, 2/11/11	500,000	500,893
2.000%, 3/2/11	500,000	501,403
1.750%, 3/23/11	18,000,000	18,219,960
2.000%, 4/1/11	2,000,000	2,008,392
5.500%, 4/1/11	5,222	5,536
1.750%, 4/15/11	2,000,000	2,006,092
2.125%, 4/15/11	250,000	251,080
5.125%, 4/15/11	365,000	385,567
6.000%, 5/15/11	2,101,000	2,249,307
1.250%, 9/22/11	400,000	398,177
1.250%, 9/28/11	1,000,000	997,297
1.000%, 11/23/11^	2,335,000	2,329,557
1.430%, 12/8/11	500,000	500,947
2.000%, 1/9/12	2,000,000	2,029,086
2.500%, 3/19/12	2,000,000	2,009,234
2.250%, 4/9/12	1,000,000	1,004,808
2.150%, 4/13/12	1,000,000	1,005,054
1.875%, 4/20/12	50,000	50,521
1.500%, 4/26/12	1,000,000	996,299
4.875%, 5/18/12	250,000	269,798
1.750%, 8/10/12	10,000,000	9,997,990
2.000%, 9/28/12	3,000,000	2,994,594
1.875%, 10/29/12	1,000,000	993,984
3.625%, 2/12/13	3,000,000	3,146,550
4.375%, 3/15/13	115,000	123,588
2.170%, 3/21/13	250,000	249,207
4.625%, 10/15/13	4,799,000	5,200,288
5.125%, 1/2/14	90,000	95,547
3.000%, 1/13/14	6,899,000	6,904,485
2.750%, 2/5/14	5,000,000	5,056,505
3.150%, 2/18/14	250,000	250,474
3.375%, 3/10/14	250,000	251,335
2.750%, 3/13/14	5,150,000	5,193,739
2.900%, 4/7/14	500,000	498,826
3.000%, 5/12/14	1,000,000	1,002,088
2.500%, 5/15/14	150,000	149,706
3.000%, 7/28/14	1,000,000	1,006,825
3.000%, 9/15/14	250,000	249,820
3.000%, 9/29/14	1,000,000	994,136
3.125%, 9/29/14	1,000,000	995,309
2.625%, 11/20/14	1,000,000	992,246
4.375%, 10/15/15	1,434,000	1,525,549
4.000%, 3/10/16	2,000,000	2,000,488
3.450%, 4/8/16	1,000,000	987,101
5.375%, 7/15/16	2,000,000	2,226,724
5.250%, 9/15/16	100,000	110,484
4.875%, 12/15/16	1,400,000	1,514,610
5.500%, 2/1/17	82,633	87,921
5.000%, 2/13/17	1,635,000	1,774,788
5.500%, 6/1/17	27,344	29,106
5.375%, 6/12/17	5,150,000	5,710,114
5.500%, 8/1/17	27,538	29,418

	Principal Amount	Value (Note 1)

5.500%, 10/1/17	$23,463	$25,065
5.500%, 1/1/18	71,243	76,085
5.500%, 4/1/18	97,640	104,277
5.500%, 11/1/18	814,922	867,608
5.500%, 3/1/19	86,017	91,847
5.500%, 5/1/19	218,648	233,509
4.250%, 5/21/19	500,000	498,262
5.500%, 7/1/19	19,454	20,764
5.500%, 8/1/19	141,697	151,240
5.500%, 9/1/19	58,352	62,282
5.500%, 11/1/19	77,107	82,291
5.500%, 6/1/20	735,896	785,658
4.500%, 8/1/20	199,774	207,234
4.000%, 9/1/20	92,037	93,709
5.500%, 10/1/20	139,768	149,087
5.500%, 1/1/21	218,104	232,519
5.500%, 2/1/21	57,575	61,326
5.000%, 6/1/21	228,135	239,800
5.500%, 6/1/21	56,471	60,150
6.000%, 8/1/21	397,009	426,545
6.000%, 10/1/21	66,652	71,558
5.500%, 7/1/22	1,293,218	1,372,961
5.500%, 9/1/22	130,763	139,160
5.500%, 11/1/22	108,540	115,052
5.000%, 12/1/22	1,730,477	1,813,283
5.500%, 12/1/22	2,719,226	2,883,655
5.000%, 1/1/23	213,121	223,319
5.000%, 3/1/23	688,454	721,398
5.500%, 3/1/23	331,434	351,579
4.000%, 4/1/23	1,548,878	1,561,039
4.500%, 4/1/23	486,393	501,365
5.000%, 4/1/23	1,103,989	1,156,644
4.500%, 5/1/23	1,080,135	1,113,383
5.000%, 5/1/23	1,216,694	1,274,724
6.000%, 5/1/23	2,002,256	2,145,230
4.000%, 6/1/23	964,200	971,770
4.500%, 6/1/23	5,297,469	5,469,532
5.000%, 6/1/23	7,093,633	7,432,012
5.000%, 7/1/23	4,515,612	4,730,986
6.000%, 7/1/23	2,631,809	2,819,737
5.000%, 8/1/23	3,014,688	3,158,475
5.500%, 8/1/23	3,285,523	3,483,168
5.500%, 9/1/23	203,758	216,143
5.000%, 10/1/23	19,156	20,069
4.500%, 4/1/24	11,892,017	12,254,352
4.000%, 6/1/24	5,776,976	5,822,335
4.500%, 7/1/24	4,823,931	4,970,911
4.000%, 8/1/24	1,913,204	1,928,226
4.500%, 8/1/24	11,346,293	11,692,001
5.800%, 2/9/26	481,000	483,226
5.500%, 4/1/26	66,517	70,155
5.000%, 5/1/26	86,415	89,524
6.000%, 10/1/26	872,932	930,525
7.125%, 1/15/30	1,474,000	1,858,661
7.250%, 5/15/30	1,000,000	1,278,718
6.625%, 11/15/30	4,100,000	4,927,413
7.000%, 4/1/32	20,770	22,944
6.500%, 6/1/32	36,051	38,955
6.500%, 8/1/32	42,656	46,112
6.500%, 9/1/32	408,414	441,338
5.500%, 12/1/32	16,619	17,476

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

5.000%, 1/1/33	$831,084	$856,309
5.500%, 3/1/33	839,265	882,539
5.500%, 6/1/33	48,429	50,926
6.000%, 6/1/33	27,477	29,333
5.000%, 7/1/33	292,318	301,191
5.000%, 8/1/33	2,031,409	2,092,843
5.000%, 11/1/33	775,022	798,182
5.500%, 11/1/33	5,671,977	5,964,439
4.726%, 1/1/34 (l)	4,065,537	4,261,110
5.000%, 2/1/34	382,840	394,220
6.000%, 2/1/34	789,416	842,733
5.000%, 3/1/34	1,224,889	1,261,492
5.000%, 4/1/34	821,949	846,383
5.000%, 5/1/34	912,476	939,601
4.235%, 6/1/34 (l)	54,000	56,800
5.000%, 7/1/34	1,190,912	1,226,314
5.000%, 8/1/34	1,689,939	1,740,439
5.500%, 8/1/34	58,218	61,220
6.000%, 8/1/34	481,526	514,198
5.500%, 11/1/34	1,703,422	1,791,255
5.000%, 12/1/34	1,323,108	1,362,646
4.296%, 1/1/35 (l)	114,916	117,787
5.000%, 2/1/35	279,308	287,523
6.500%, 2/1/35	507,319	546,280
5.000%, 3/1/35	357,206	367,824
6.000%, 4/1/35	2,614,375	2,791,356
5.500%, 5/1/35	36,914,958	38,801,083
5.000%, 6/1/35	3,659,561	3,764,345
5.000%, 7/1/35	7,071,909	7,282,133
5.500%, 8/1/35	3,093,517	3,255,041
4.500%, 9/1/35	5,695,189	5,714,766
4.841%, 9/1/35 (l)	221,755	231,669
5.000%, 9/1/35	388,549	400,160
5.500%, 9/1/35	5,135,169	5,395,939
4.500%, 10/1/35	126,580	127,015
5.000%, 10/1/35	7,499,961	7,714,707
5.500%, 10/1/35	12,660,922	13,303,858
5.000%, 11/1/35	14,964,703	15,404,770
5.500%, 12/1/35	14,544,070	15,283,972
6.500%, 1/1/36	191,973	206,926
5.000%, 2/1/36	5,908,284	6,074,686
5.000%, 3/1/36	4,740,492	4,876,226
6.000%, 3/1/36	8,721,363	9,294,044
6.000%, 4/1/36	4,392,820	4,673,034
5.000%, 6/1/36	1,106,686	1,137,682
5.500%, 6/1/36	6,919,944	7,266,848
6.096%, 6/1/36 (l)	148,743	158,179
5.000%, 7/1/36	13,723,424	14,107,788
5.500%, 7/1/36	950,015	998,406
6.000%, 7/1/36	577,612	614,457
7.000%, 7/1/36	45,245	49,683
6.000%, 8/1/36	209,027	222,165
6.500%, 8/1/36	1,993,651	2,143,675
6.000%, 9/1/36	4,339,078	4,615,982
6.500%, 9/1/36	8,807,161	9,461,506
6.000%, 10/1/36	3,787,333	4,026,039
6.500%, 10/1/36	1,495,724	1,610,357
6.000%, 11/1/36	1,125,721	1,196,475
6.000%, 12/1/36	2,540,362	2,700,687
6.500%, 12/1/36	1,273,001	1,366,388
6.000%, 1/1/37	721,573	766,925

	Principal Amount	Value (Note 1)

5.000%, 2/1/37	$307,021	$315,476
5.500%, 2/1/37	167,220	176,255
6.000%, 2/1/37	4,410,541	4,683,615
5.500%, 4/1/37	185,064	195,184
6.000%, 4/1/37	2,620,400	2,786,300
7.000%, 4/1/37	1,525,474	1,675,102
5.500%, 5/1/37	164,524	173,433
6.000%, 6/1/37	29,120	31,046
5.000%, 7/1/37	1,119,923	1,150,765
5.500%, 7/1/37	418,452	441,467
6.500%, 7/1/37	4,683,251	5,026,811
5.625%, 7/15/37	491,000	516,847
5.500%, 8/1/37	4,807,445	5,042,239
6.000%, 8/1/37	6,818,955	7,236,894
6.500%, 8/1/37	188,416	202,120
5.000%, 9/1/37	158,166	162,522
5.819%, 9/1/37 (l)	5,984,052	6,317,680
6.000%, 9/1/37	16,347,149	17,378,309
5.500%, 10/1/37	242,643	255,913
6.500%, 10/1/37	1,451,899	1,558,410
5.000%, 11/1/37	106,171	109,095
5.500%, 11/1/37	583,755	612,030
6.000%, 11/1/37	2,115,160	2,263,527
7.500%, 11/1/37	449,561	493,074
5.500%, 12/1/37	978,685	1,026,090
6.500%, 12/1/37	2,996,439	3,215,319
5.000%, 1/1/38	689,327	708,311
6.000%, 1/1/38	2,209,053	2,344,435
5.000%, 2/1/38	20,721,132	21,305,939
5.500%, 2/1/38	2,168,284	2,273,422
5.000%, 3/1/38	2,997,042	3,079,577
6.000%, 3/1/38	3,400,919	3,608,295
4.500%, 4/1/38	919,053	918,478
5.500%, 4/1/38	305,273	322,159
4.500%, 5/1/38	909,554	908,985
5.000%, 5/1/38	565,787	581,369
5.500%, 5/1/38	1,969,131	2,078,049
6.000%, 5/1/38	14,705,093	15,606,354
5.000%, 6/1/38	388,394	399,090
5.500%, 6/1/38	47,159,414	49,446,185
6.000%, 6/1/38	5,324,063	5,656,987
4.966%, 7/1/38 (l)	8,139,074	8,464,555
5.500%, 7/1/38	11,922,587	12,500,923
6.000%, 7/1/38	439,200	467,723
6.000%, 8/1/38	1,465,620	1,566,098
5.500%, 9/1/38	2,614,055	2,748,529
6.000%, 9/1/38	8,937,231	9,479,491
6.500%, 9/1/38	291,581	313,792
6.000%, 10/1/38	6,755,320	7,165,634
4.000%, 11/1/38	382,065	369,618
6.500%, 11/1/38	1,945,337	2,093,516
5.500%, 12/1/38	5,360,390	5,656,886
4.500%, 1/1/39	47,342	47,313
5.000%, 1/1/39	9,695,027	9,963,534
6.000%, 1/1/39	855,670	907,578
4.000%, 2/1/39	3,929,660	3,801,639
4.500%, 2/1/39	8,748,366	8,742,898
5.449%, 2/1/39 (l)	7,789,410	8,190,043
4.500%, 3/1/39	12,244,200	12,238,612
5.000%, 3/1/39	1,866,396	1,918,378
4.500%, 4/1/39	2,849,343	2,847,562

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

6.000%, 4/1/39	$25,067	$26,587
4.500%, 5/1/39	12,699,957	12,695,988
4.000%, 6/1/39	4,923,013	4,762,631
4.500%, 6/1/39	20,504,382	20,491,567
4.000%, 7/1/39	226,295	218,922
4.500%, 7/1/39	18,188,192	18,179,375
4.000%, 8/1/39	18,503,423	17,900,616
4.000%, 9/1/39	7,949,631	7,690,647
4.000%, 1/25/40 TBA	3,500,000	3,521,875
4.500%, 1/25/40 TBA	12,500,000	12,478,515
5.000%, 1/25/40 TBA	26,775,000	27,576,810
6.000%, 1/25/40 TBA	1,300,000	1,376,984
Government National Mortgage Association
5.000%, 8/15/21	43,272	45,782
4.500%, 8/15/24	2,532,819	2,628,987
6.000%, 1/15/29	15,230	16,288
6.000%, 6/15/29	9,515	10,176
6.000%, 12/15/31	16,958	18,160
7.000%, 2/15/32	16,513	18,077
6.500%, 5/15/32	204,202	220,187
6.000%, 7/15/32	16,643	17,861
6.000%, 1/15/33	12,957	13,964
6.500%, 1/15/33	171,557	185,684
6.500%, 2/15/33	214,809	232,765
7.000%, 2/15/33	12,846	14,032
5.500%, 4/15/33	27,788	29,484
4.500%, 8/15/33	38,608	39,061
5.000%, 11/15/33	74,066	76,797
6.500%, 6/15/34	215,943	233,724
6.500%, 8/15/34	1,736,352	1,879,330
6.000%, 9/15/34	355,515	379,485
6.000%, 12/15/34	32,990	35,215
6.000%, 1/15/35	105,420	112,429
6.000%, 2/15/35	56,405	60,587
6.000%, 3/15/35	212,687	227,199
5.500%, 4/15/35	297,665	315,036
6.000%, 5/15/35	21,740	23,302
6.000%, 7/15/35	137,799	147,951
6.000%, 9/15/35	19,079	20,485
6.000%, 10/15/35	48,450	51,625
6.000%, 12/15/35	69,559	74,053
6.500%, 12/15/35	1,984,598	2,150,498
6.000%, 1/15/36	24,684	26,279
6.000%, 2/15/36	10,929	11,635
6.000%, 3/15/36	40,587	43,210
6.000%, 4/15/36	35,507	37,734
6.000%, 5/15/36	334,187	355,152
5.000%, 6/15/36	213,773	221,055
6.000%, 6/15/36	806,716	857,325
6.000%, 7/15/36	682,830	725,667
6.000%, 8/15/36	643,128	685,054
6.500%, 8/15/36	50,550	54,026
6.000%, 9/15/36	428,486	454,965
6.000%, 10/15/36	1,086,984	1,153,817
6.500%, 2/15/37	161,767	172,813
6.500%, 3/15/37	16,842	17,965
5.500%, 5/15/37	1,700,839	1,787,608
6.000%, 6/15/37	104,020	110,383
5.500%, 7/15/37	82,109	86,273
6.500%, 8/15/37	9,945	10,602
6.500%, 9/15/37	17,406	18,556

	Principal Amount	Value (Note 1)

6.000%, 10/15/37	$175,880	$186,584
5.000%, 11/15/37	609,778	628,643
5.000%, 12/15/37	837,109	863,007
5.500%, 12/15/37	178,446	187,438
6.500%, 12/15/37	710,340	756,846
5.000%, 2/15/38	101,748	104,896
6.000%, 2/15/38	395,276	419,085
6.500%, 3/15/38	45,217	48,319
6.000%, 4/15/38	4,973,947	5,276,658
6.000%, 5/15/38	806,449	854,521
5.500%, 6/15/38	1,194,605	1,254,801
6.000%, 6/15/38	2,354,783	2,495,150
5.500%, 7/15/38	578,788	607,953
6.000%, 7/15/38	1,516,629	1,611,011
6.500%, 7/15/38	35,917	38,269
5.500%, 8/15/38	610,717	641,492
6.000%, 8/15/38	782,936	829,607
6.500%, 8/15/38	1,345,608	1,433,703
6.000%, 9/15/38	688,158	729,179
6.500%, 9/15/38	1,939,268	2,066,229
5.500%, 10/15/38	403,451	423,781
6.000%, 10/15/38	11,878,686	12,587,191
6.500%, 10/15/38	1,388,978	1,479,912
6.000%, 11/15/38	2,148,365	2,276,428
6.500%, 11/15/38	601,870	641,273
5.500%, 12/15/38	7,708,008	8,096,419
6.000%, 12/15/38	1,913,109	2,027,148
6.500%, 12/15/38	2,275,371	2,430,056
5.500%, 1/15/39	27,338,911	28,716,535
6.000%, 1/15/39	1,152,210	1,220,893
6.500%, 1/15/39	283,639	302,209
5.000%, 2/15/39	25,199,164	25,978,763
6.000%, 2/15/39	699,732	741,442
6.000%, 3/15/39	183,731	194,683
4.500%, 4/15/39	13,330,100	13,369,675
4.500%, 5/15/39	10,008,235	10,039,512
5.000%, 5/15/39	287,128	296,011
4.000%, 6/15/39	736,829	713,458
4.500%, 6/15/39	13,850,330	13,891,449
5.000%, 6/15/39	8,656,124	8,926,378
4.000%, 7/15/39	2,111,278	2,044,586
5.000%, 7/15/39	437,691	451,696
4.000%, 8/15/39	1,562,828	1,513,257
5.000%, 8/15/39	2,061,325	2,125,097
4.000%, 9/15/39	1,058,599	1,025,022
4.500%, 9/15/39	4,977,590	4,992,367
5.000%, 11/15/39	4,993,677	5,151,290
4.500%, 12/15/39	5,000,000	5,015,625
4.500%, 1/25/40 TBA	5,750,000	5,755,391
5.000%, 1/25/40 TBA	21,000,000	21,602,110
5.500%, 1/25/40 TBA	17,300,000	18,128,507
6.000%, 1/25/40 TBA	5,500,000	5,812,812

		1,838,735,152

U.S. Treasuries (27.1%)
U.S. Treasury Bonds
11.250%, 2/15/15	1,920,000	2,708,700
9.250%, 2/15/16	2,604,000	3,507,466
7.250%, 5/15/16	4,432,000	5,486,333
7.500%, 11/15/16	5,019,000	6,325,114
8.750%, 5/15/17	5,000,000	6,758,205
8.875%, 8/15/17	2,903,000	3,957,152

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

8.875%, 2/15/19^	$200,000	$279,375
8.125%, 8/15/19	195,000	262,458
8.500%, 2/15/20	7,891,000	10,935,198
8.750%, 8/15/20	2,175,000	3,076,946
7.875%, 2/15/21	3,000,000	4,032,186
8.125%, 5/15/21	6,000,000	8,207,814
8.000%, 11/15/21	6,987,000	9,514,331
7.250%, 8/15/22	3,000,000	3,886,407
7.625%, 11/15/22	2,000,000	2,667,812
7.125%, 2/15/23	6,085,000	7,804,012
6.250%, 8/15/23	2,390,000	2,854,556
6.750%, 8/15/26	4,947,000	6,241,724
6.500%, 11/15/26	4,000,000	4,930,624
6.625%, 2/15/27	3,409,000	4,257,521
6.375%, 8/15/27	5,422,000	6,621,617
6.125%, 11/15/27	6,950,000	8,279,187
5.500%, 8/15/28	4,500,000	5,014,687
5.250%, 11/15/28	1,000,000	1,083,594
5.250%, 2/15/29	4,170,000	4,517,936
6.125%, 8/15/29	5,994,000	7,196,546
6.250%, 5/15/30	6,150,000	7,512,606
5.375%, 2/15/31	7,107,000	7,853,235
4.500%, 2/15/36	2,000,000	1,970,000
4.750%, 2/15/37	4,244,000	4,336,838
5.000%, 5/15/37	4,474,000	4,751,527
4.375%, 2/15/38	7,046,000	6,764,160
4.500%, 5/15/38	6,455,000	6,320,859
3.500%, 2/15/39	7,125,000	5,835,817
4.250%, 5/15/39	10,680,000	10,019,175
4.500%, 8/15/39^	14,150,000	13,829,418
4.375%, 11/15/39	7,000,000	6,700,316
U.S. Treasury Notes
0.875%, 1/31/11	17,900,000	17,955,938
5.000%, 2/15/11	820,000	859,367
0.875%, 2/28/11	35,300,000	35,385,496
4.500%, 2/28/11	1,916,000	1,999,900
0.875%, 4/30/11	250,000	250,332
4.875%, 4/30/11	300,000	315,984
0.875%, 5/31/11	10,000,000	10,012,110
4.875%, 5/31/11	10,300,000	10,882,187
1.125%, 6/30/11	2,000,000	2,008,124
5.125%, 6/30/11	14,787,000	15,712,918
1.000%, 7/31/11	14,500,000	14,522,083
4.875%, 7/31/11	5,000,000	5,309,960
5.000%, 8/15/11	10,000,000	10,662,500
1.000%, 8/31/11	13,100,000	13,106,655
4.625%, 8/31/11	6,000,000	6,362,346
1.000%, 9/30/11	22,000,000	21,993,994
4.500%, 9/30/11	13,155,000	13,947,378
1.000%, 10/31/11	5,000,000	4,995,500
1.750%, 11/15/11	8,150,000	8,252,829
0.750%, 11/30/11^	13,000,000	12,915,201
4.500%, 11/30/11	26,916,000	28,659,242
1.125%, 12/15/11	15,400,000	15,405,421
4.625%, 12/31/11	8,414,000	8,989,837
1.125%, 1/15/12	10,150,000	10,140,479
1.375%, 2/15/12	10,000,000	10,028,910
4.875%, 2/15/12	10,000,000	10,760,160
1.375%, 3/15/12	8,000,000	8,018,128
4.500%, 3/31/12	7,661,000	8,199,660
1.375%, 4/15/12	200,000	200,188

	Principal Amount	Value (Note 1)

4.500%, 4/30/12^	$4,790,000	$5,135,402
1.375%, 5/15/12	5,000,000	5,000,000
1.875%, 6/15/12	10,000,000	10,109,380
1.500%, 7/15/12	4,550,000	4,557,107
4.625%, 7/31/12	5,000,000	5,400,000
1.750%, 8/15/12	15,100,000	15,197,908
4.375%, 8/15/12	690,000	742,343
4.125%, 8/31/12	3,830,000	4,094,507
1.375%, 9/15/12	10,000,000	9,953,120
1.375%, 10/15/12^	8,000,000	7,955,000
1.375%, 11/15/12	10,000,000	9,928,120
1.125%, 12/15/12	10,000,000	9,839,800
3.625%, 12/31/12	5,767,000	6,098,153
3.875%, 2/15/13	10,000,000	10,650,000
2.750%, 2/28/13	6,000,000	6,181,872
3.125%, 4/30/13	6,705,000	6,985,772
3.625%, 5/15/13	4,315,000	4,568,506
3.375%, 6/30/13	6,707,000	7,039,728
3.375%, 7/31/13	9,586,000	10,062,309
4.250%, 8/15/13	415,000	447,811
3.125%, 8/31/13	5,000,000	5,195,705
3.125%, 9/30/13	7,000,000	7,275,079
2.750%, 10/31/13	7,667,000	7,852,089
4.250%, 11/15/13	500,000	540,156
2.000%, 11/30/13	5,752,000	5,721,445
1.500%, 12/31/13	4,943,000	4,812,861
1.750%, 1/31/14	9,200,000	9,025,347
4.000%, 2/15/14	465,000	497,223
1.875%, 2/28/14	25,350,000	24,932,131
1.750%, 3/31/14	20,125,000	19,647,031
1.875%, 4/30/14	19,675,000	19,270,738
4.750%, 5/15/14^	15,000,000	16,504,680
2.250%, 5/31/14	15,300,000	15,196,006
2.625%, 6/30/14	10,250,000	10,324,477
2.625%, 7/31/14	19,885,000	19,984,425
4.250%, 8/15/14	5,000,000	5,394,140
2.375%, 8/31/14	200,000	198,531
2.375%, 9/30/14	20,000,000	19,831,200
2.375%, 10/31/14	12,000,000	11,869,680
4.250%, 11/15/14	5,000,000	5,385,940
2.625%, 12/31/14	10,000,000	9,971,100
4.000%, 2/15/15	13,135,000	13,960,036
4.125%, 5/15/15	10,000,000	10,662,500
4.250%, 8/15/15	15,000,000	16,054,680
2.625%, 2/29/16	5,000,000	4,864,060
2.375%, 3/31/16	7,000,000	6,697,033
2.625%, 4/30/16	5,000,000	4,844,920
5.125%, 5/15/16	2,889,000	3,222,136
3.250%, 5/31/16	5,150,000	5,171,326
3.250%, 6/30/16	5,000,000	5,014,455
4.875%, 8/15/16	10,114,000	11,122,244
3.000%, 8/31/16	15,200,000	14,949,443
3.000%, 9/30/16	15,000,000	14,722,260
3.125%, 10/31/16	15,000,000	14,811,330
3.250%, 12/31/16	10,000,000	9,915,620
4.625%, 2/15/17	4,058,000	4,381,690
4.500%, 5/15/17	3,500,000	3,741,444
4.750%, 8/15/17	6,070,000	6,586,423
4.250%, 11/15/17	9,867,000	10,341,849
3.500%, 2/15/18	9,675,000	9,595,636
3.875%, 5/15/18	11,206,000	11,378,472

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

4.000%, 8/15/18	$7,000,000	$7,149,296
3.750%, 11/15/18	16,860,000	16,858,685
2.750%, 2/15/19	17,350,000	15,972,844
3.125%, 5/15/19	25,375,000	24,030,912
3.625%, 8/15/19	18,275,000	17,966,609

		1,137,547,004

Total Government Securities		3,135,703,347

Total Long-Term Debt Securities (99.3%) (Cost $4,110,901,956)		4,167,630,943

SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (0.6%)
Goldman Sachs & Co., Repurchase Agreement
0.01%, 1/4/10 (v)	14,166,899	14,166,899
Monumental Global Funding II
0.40%, 3/26/10 (l)	6,000,000	5,961,732
Principal Life Income Fund Trust 29
0.40%, 3/22/10 (l)	4,000,000	3,953,940

Total Short-Term Investments of Cash Collateral for Securities Loaned		24,082,571

Time Deposit (4.0%)
JPMorgan Chase Nassau
0.000%, 1/4/10	168,805,487	168,805,487

Total Short-Term Investments (4.6%) (Cost/Amortized Cost $192,972,386)		192,888,058

Total Investments (103.9%) (Cost/Amortized Cost $4,303,874,342)		4,360,519,001
Other Assets Less Liabilities (-3.9%)		(162,775,897)

Net Assets (100%)		$4,197,743,104

^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $0 or 0.0% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2009, the market value of these securities amounted to $14,498,732 or 0.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Government National Mortgage Association, 2.750% - 15.000%, maturing 2/15/10 to 12/20/39, which had a total value of $14,450,237.

Glossary:

CMO	— Collateralized Mortgage Obligation
TBA	— Security is subject to delayed delivery.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$15,353,508	$—	$15,353,508
Non-Agency CMO	—	133,669,366	—	133,669,366
Corporate Bonds
Consumer Discretionary	—	59,501,110	—	59,501,110
Consumer Staples	—	68,020,838	—	68,020,838
Energy	—	74,470,179	—	74,470,179
Financials	—	374,725,505	—	374,725,505
Health Care	—	50,253,705	—	50,253,705
Industrials	—	51,965,883	—	51,965,883
Information Technology	—	29,999,964	—	29,999,964
Materials	—	36,997,977	—	36,997,977
Telecommunication Services	—	64,522,028	—	64,522,028
Utilities	—	72,447,533	—	72,447,533
Government Securities
Agency ABS	—	18,525,334	—	18,525,334
Foreign Governments	—	69,046,600	—	69,046,600
Municipal Bonds	—	13,788,332	—	13,788,332
Supranational	—	58,060,925	—	58,060,925
U.S. Government Agencies	—	1,838,735,152	—	1,838,735,152
U.S. Treasuries	—	1,137,547,004	—	1,137,547,004
Short-Term Investments	—	192,888,058	—	192,888,058

Total Assets	$—	$4,360,519,001	$—	$4,360,519,001

Total Liabilities	$—	$—	$—	$—

Total	$—	$4,360,519,001	$—	$4,360,519,001

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Asset Backed Securities
Balance as of 12/31/08	$6,807,991
Total gains or losses (realized/unrealized) included in earnings	(465,766)
Purchases, sales, issuances, and settlements (net)	(5,761,325)
Transfers in and/or out of Level 3	(580,900)
Balance as of 12/31/09	$—
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$2,912,720	$—	$—	$2,912,720
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$2,912,720	$—	$—	$2,912,720

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$(2,803,130)	$—	$—	$(2,803,130)
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(2,803,130)	$—	$—	$(2,803,130)

The Portfolio did not hold open futures contract on December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$6,755,335,842
Long-term U.S. Treasury securities	1,671,691,056

$8,427,026,898

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$5,135,342,342
Long-term U.S. Treasury securities	696,017,132

$5,831,359,474

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$116,591,595
Aggregate gross unrealized depreciation	(62,771,177)

Net unrealized appreciation	$53,820,418

Federal income tax cost of investments	$4,306,698,583

At December 31, 2009, the Portfolio had loaned securities with a total value of $23,646,633. This was secured by collateral of $24,166,899, which was received as cash and subsequently invested in short-term investments currently valued at $24,082,571, as reported in the Portfolio of Investments.

The Portfolio has a net capital loss carryforward of $403,960,463 of which $959,420 expires in the year 2013, $6,549,439 expires in the year 2015, $195,283,000 expires in the year 2016, and $201,168,604 expires in the year 2017.

Included in the capital loss carryforward amounts are $130,392,762 of losses acquired from EQ/Bond Index and the EQ/Long Term Bond as a result of a tax free reorganization that occurred during the year 2009. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $4,303,874,342) (Securities on loan at market value $23,646,633)	$4,360,519,001
Cash	39,268
Foreign cash (Cost $168)	137
Dividends, interest and other receivables	32,748,927
Receivable for securities sold	20,569,723
Receivable for forward commitments	15,401,215
Receivable from Separate Accounts for Trust shares sold	3,403,650
Other assets	14,457

Total assets	4,432,696,378

LIABILITIES
Payable for forward commitments	128,893,281
Payable for securities purchased	77,897,064
Payable for return of cash collateral on securities loaned	24,166,899
Payable to Separate Accounts for Trust shares redeemed	1,583,011
Investment management fees payable	1,256,015
Administrative fees payable	369,034
Distribution fees payable - Class IB	261,575
Trustees’ fees payable	1,619
Accrued expenses	524,776

Total liabilities	234,953,274

NET ASSETS	$4,197,743,104

Net assets were comprised of:
Paid in capital	$4,549,029,980
Accumulated undistributed net investment income (loss)	1,718,321
Accumulated undistributed net realized gain (loss) on investments, securities sold short, futures and foreign currency transactions	(409,649,825)
Unrealized appreciation (depreciation) on investments and foreign currency translations	56,644,628

Net assets	$4,197,743,104

Class IA
Net asset value, offering and redemption price per share, $2,975,095,243 / 316,977,129 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.39

Class IB
Net asset value, offering and redemption price per share, $1,222,647,861 / 130,055,380 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.40

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Interest	$114,330,847
Securities lending (net)	16,482

Total income	114,347,329

EXPENSES
Investment management fees	10,976,428
Administrative fees	3,238,585
Distribution fees - Class IB	2,736,170
Printing and mailing expenses	912,492
Custodian fees	80,000
Trustees’ fees	63,872
Professional fees	61,755
Miscellaneous	119,619

Total expenses	18,188,921

NET INVESTMENT INCOME (LOSS)	96,158,408

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(162,757,273)
Futures	2,912,720
Foreign currency transactions	(57,172)
Securities sold short	(460,296)

Net realized gain (loss)	(160,362,021)

Change in unrealized appreciation (depreciation) on:
Securities	218,475,410
Futures	(2,803,130)
Foreign currency translations	21,275

Net change in unrealized appreciation (depreciation)	215,693,555

NET REALIZED AND UNREALIZED GAIN (LOSS)	55,331,534

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$151,489,942

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$96,158,408	$66,953,610
Net realized gain (loss) on investments, securities sold short, futures and foreign currency transactions	(160,362,021)	(104,479,232)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	215,693,555	(116,559,584)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	151,489,942	(154,085,206)

DIVIDENDS:
Dividends from net investment income
Class IA	(76,380,742)	(5,243,789)
Class IB	(28,550,998)	(53,590,024)

TOTAL DIVIDENDS	(104,931,740)	(58,833,813)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 299,975,841 and 9,946,498 shares, respectively ]	2,764,726,845	106,116,787
Capital shares issued in connection with merger (Note 8) [ 11,904,635 and 0 shares, respectively ]	114,580,481	—
Capital shares issued in reinvestment of dividends and distributions [ 8,041,844 and 562,029 shares, respectively ]	76,380,742	5,243,789
Capital shares repurchased [ (13,930,416) and (58,220,768) shares, respectively ]	(131,945,776)	(608,520,576)

Total Class IA transactions	2,823,742,292	(497,160,000)

Class IB
Capital shares sold [ 18,183,890 and 8,919,545 shares, respectively ]	170,902,200	92,517,834
Capital shares issued in connection with merger (Note 8) [ 19,786,812 and 0 shares, respectively ]	190,391,243	—
Capital shares issued in reinvestment of dividends and distributions [ 3,001,109 and 5,735,091 shares, respectively ]	28,550,998	53,590,024
Capital shares repurchased [ (28,727,205) and (38,275,859) shares, respectively ]	(269,365,176)	(392,271,680)

Total Class IB transactions	120,479,265	(246,163,822)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,944,221,557	(743,323,822)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,990,779,759	(956,242,841)
NET ASSETS:
Beginning of year	1,206,963,345	2,163,206,186

End of year (a)	$4,197,743,104	$1,206,963,345

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,718,321	$1,722,268

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO (ff)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009		2008		2007	2006		2005
Net asset value, beginning of year	$9.36		$10.80		$10.96	$11.00		$11.14

Income (loss) from investment operations:
Net investment income (loss)	0.30	(e)	0.45	(e)	0.56 (e)	0.55	(e)	0.42 (e)
Net realized and unrealized gain (loss) on investments	(0.02	)†	(1.39)		(0.20)	(0.08)		(0.14)

Total from investment operations	0.28		(0.94)		0.36	0.47		0.28

Less distributions:
Dividends from net investment income	(0.25)		(0.50)		(0.52)	(0.51)		(0.40)
Distributions from net realized gains	—		—		—	—		(0.02)

Total dividends and distributions	(0.25)		(0.50)		(0.52)	(0.51)		(0.42)

Net asset value, end of year	$9.39		$9.36		$10.80	$10.96		$11.00

Total return	2.96%		(8.70)%		3.35%	4.28%		2.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,975,095		$102,806		$633,814	$105,248		$11,367
Ratio of expenses to average net assets	0.49%		0.57%		0.56%	0.56%		0.49%
Ratio of net investment income (loss) to average net assets	3.15%		4.24%		5.02%	4.87%		3.75%
Portfolio turnover rate	189%		462%		513%	543%		588%

	Year Ended December 31,
Class IB	2009		2008		2007	2006		2005
Net asset value, beginning of year	$9.37		$10.81		$10.97	$11.01		$11.15

Income (loss) from investment operations:
Net investment income (loss)	0.27	(e)	0.42	(e)	0.53 (e)	0.50	(e)	0.39 (e)
Net realized and unrealized gain (loss) on investments	(0.01	)†	(1.39)		(0.20)	(0.06)		(0.14)

Total from investment operations	0.26		(0.97)		0.33	0.44		0.25

Less distributions:
Dividends from net investment income	(0.23)		(0.47)		(0.49)	(0.48)		(0.37)
Distributions from net realized gains	—		—		—	—		(0.02)

Total dividends and distributions	(0.23)		(0.47)		(0.49)	(0.48)		(0.39)

Net asset value, end of year	$9.40		$9.37		$10.81	$10.97		$11.01

Total return	2.70%		(8.93)%		3.08%	4.01%		2.24%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,222,648		$1,104,157		$1,529,392	$1,491,463		$1,392,453
Ratio of expenses to average net assets	0.74	%(c)	0.82	%(c)	0.81%	0.81	%(c)	0.74%
Ratio of net investment income (loss) to average net assets	2.91%		4.05%		4.78%	4.50%		3.50%
Portfolio turnover rate	189%		462%		513%	543%		588%

†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(ff)	On September 25, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Bond Index Portfolio and EQ/Long Term Bond Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Core Bond Index Portfolio.

See Notes to Financial Statements.

EQ/DAVIS NEW YORK VENTURE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Davis Selected Advisors, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	Since Incept.*
Portfolio – IA Shares	33.13%	(2.67)%
Portfolio – IB Shares	32.79	(2.92)
S&P 500 Index	26.46	(2.47)
* Date of inception 8/31/06 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 33.13% for the year ended December 31, 2009. The Portfolio’s benchmark, the S&P 500 Index, returned 26.46% over the same period.

Asset Class Overview

Over the 12 months, large cap stocks, as measured by the S&P 500 Index, returned 26.46%. Nine out of the ten sectors in the index delivered double-digit returns. Information technology was the strongest performing and largest sector, comprising approximately 18% of the index. Materials and consumer discretionary sectors also made strong gains. Defensive sectors such as utilities and telecommunications services were the worst performing sectors, although both still made a positive contribution to the benchmark’s return.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•

The Portfolio’s relative performance versus the benchmark benefited as the Portfolio’s Financial sector companies out-performed the corresponding sector within the benchmark. The Portfolio had a higher relative average weighting in this sector versus the benchmark.

•	American Express and JPMorgan Chase were among the top contributors to the Portfolio’s performance during the period.

•	The largest contributor to performance relative to the benchmark was the Energy sector. The Portfolio’s energy companies out-performed the corresponding sector within the benchmark.

•	Occidental Petroleum, EOG Resources, and Canadian Natural Resources were among the leading contributors to performance.

•	Within the Information Technology sector, Google, Microsoft and Texas Instruments were among the most important contributors to performance.

•

Information Technology companies were the second largest contributor to performance on an absolute basis, however, when compared to the benchmark, the Portfolio’s lower relative weighting detracted from performance.

What hurt performance during the year:

•	When compared to the benchmark, the Portfolio suffered from having a lower relative weighting to the Information Technology sector.

•	Citigroup, American International Group, and NIPPONKOA were among the top detractors from performance.

•	ConocoPhillips was the top detractor from performance.

•	Dell was among the most important detractors.

•

Other securities among the largest detractors from performance were Iron Mountain (an Industrials sector company), Vulcan Materials (a Materials sector company) and Philip Morris (a Consumer Staples company).

Portfolio Positioning and Outlook

The Portfolio’s investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and to hold them for the long term. We focus deliberately on the future, considering each company’s long-term business fundamentals and do not overreact to past short-term performance from individual holdings on either the upside or the downside.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	28.1%
Energy	14.9
Consumer Staples	12.4
Consumer Discretionary	10.4
Information Technology	9.7
Health Care	9.3
Materials	6.0
Industrials	5.0
Utilities	0.3
Cash and Other	3.9

100.0%

EQ/DAVIS NEW YORK VENTURE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,242.40	$5.77
Hypothetical (5% average return before expenses)	1,000.00	1,020.06	5.19
Class IB
Actual	1,000.00	1,241.00	7.17
Hypothetical (5% average return before expenses)	1,000.00	1,018.80	6.46

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.02% and 1.27% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.6%)
Automobiles (0.8%)
Harley-Davidson, Inc.	118,820	$2,994,264

Diversified Consumer Services (0.9%)
H&R Block, Inc.	164,340	3,717,371

Household Durables (0.2%)
Garmin Ltd.	305	9,363
Hunter Douglas N.V.	13,143	641,220

		650,583

Internet & Catalog Retail (0.6%)
Amazon.com, Inc.*	12,630	1,698,988
Liberty Media Corp. – Interactive, Class A*	74,590	808,555

		2,507,543

Media (3.8%)
Comcast Corp., Class A	142,105	2,275,101
DIRECTV, Class A*	59,699	1,990,962
Grupo Televisa S.A. (ADR)	76,600	1,590,216
Lagardere S.C.A.	14,500	585,085
Liberty Media Corp. – Starz*	5,939	274,085
News Corp., Class A	384,579	5,264,886
Walt Disney Co.	102,200	3,295,950

		15,276,285

Specialty Retail (2.3%)
Bed Bath & Beyond, Inc.*	149,320	5,768,232
CarMax, Inc.*	144,260	3,498,305

		9,266,537

Total Consumer Discretionary		34,412,583

Consumer Staples (12.4%)
Beverages (3.1%)
Coca-Cola Co.	54,900	3,129,300
Diageo plc (ADR)	74,225	5,151,957
Heineken Holding N.V.	97,567	4,087,762

		12,369,019

Food & Staples Retailing (5.9%)
Costco Wholesale Corp.	247,990	14,673,568
CVS Caremark Corp.	274,570	8,843,900

		23,517,468

Food Products (0.3%)
Hershey Co.	28,380	1,015,720

Household Products (1.7%)
Procter & Gamble Co.	114,030	6,913,639

Personal Products (0.5%)
Mead Johnson Nutrition Co., Class A	29,610	1,293,957
Natura Cosmeticos S.A.	23,000	479,309

		1,773,266

Tobacco (0.9%)
Philip Morris International, Inc.	74,390	3,584,854

Total Consumer Staples		49,173,966

	Number of Shares	Value (Note 1)

Energy (14.9%)
Energy Equipment & Services (0.8%)
Transocean Ltd.*	36,994	$3,063,103

Oil, Gas & Consumable Fuels (14.1%)
Canadian Natural Resources Ltd.	139,445	10,033,068
China Coal Energy Co., Class H	1,630,600	2,956,877
ConocoPhillips	28,170	1,438,642
Devon Energy Corp.	175,060	12,866,910
EOG Resources, Inc.	139,770	13,599,621
Occidental Petroleum Corp.	161,590	13,145,347
OGX Petroleo e Gas Participacoes S.A.	210,000	2,052,847

		56,093,312

Total Energy		59,156,415

Financials (28.1%)
Capital Markets (5.0%)
Ameriprise Financial, Inc.	65,850	2,556,297
Bank of New York Mellon Corp.	386,670	10,815,160
GAM Holding Ltd.	90,300	1,098,808
Goldman Sachs Group, Inc.	13,560	2,289,471
Julius Baer Group Ltd.	90,300	3,153,779

		19,913,515

Commercial Banks (4.0%)
Wells Fargo & Co.	592,127	15,981,508

Consumer Finance (4.1%)
American Express Co.	401,805	16,281,139

Diversified Financial Services (3.6%)
Bank of America Corp.	29,164	439,210
JPMorgan Chase & Co.	267,000	11,125,890
Moody’s Corp.	107,178	2,872,370

		14,437,470

Insurance (10.5%)
Berkshire Hathaway, Inc., Class B*	4,874	16,015,964
Everest Reinsurance Group Ltd.	7,475	640,458
Fairfax Financial Holdings Ltd.	3,720	1,450,651
Loews Corp.	269,921	9,811,628
Markel Corp.*	1,012	344,080
Principal Financial Group, Inc.	31,375	754,255
Progressive Corp.*	478,939	8,616,113
Transatlantic Holdings, Inc.	77,893	4,059,004

		41,692,153

Real Estate Management & Development (0.9%)
Brookfield Asset Management, Inc., Class A	52,516	1,164,805
Hang Lung Group Ltd.	456,000	2,255,884

		3,420,689

Total Financials		111,726,474

Health Care (9.3%)
Health Care Equipment & Supplies (1.2%)
Becton, Dickinson and Co.	49,300	3,887,798
CareFusion Corp.*	30,610	765,556

		4,653,354

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Health Care Providers & Services (2.6%)
Cardinal Health, Inc.	61,320	$1,976,957
Express Scripts, Inc.*	72,280	6,248,606
Laboratory Corp. of America Holdings*	22,800	1,706,352
UnitedHealth Group, Inc.	17,800	542,544

		10,474,459

Pharmaceuticals (5.5%)
Johnson & Johnson	130,240	8,388,758
Merck & Co., Inc.	273,738	10,002,387
Pfizer, Inc.	188,700	3,432,453

		21,823,598

Total Health Care		36,951,411

Industrials (5.0%)
Air Freight & Logistics (0.5%)
United Parcel Service, Inc., Class B	33,780	1,937,959

Commercial Services & Supplies (1.3%)
Iron Mountain, Inc.*	233,136	5,306,175

Electrical Equipment (0.6%)
ABB Ltd. (ADR)*	121,840	2,327,144

Industrial Conglomerates (0.7%)
Tyco International Ltd.*	79,567	2,838,950

Machinery (0.1%)
PACCAR, Inc.	13,125	476,044

Marine (0.8%)
China Shipping Development Co., Ltd., Class H	761,000	1,134,072
Kuehne & Nagel International AG (Registered)	19,551	1,891,268

		3,025,340

Transportation Infrastructure (1.0%)
China Merchants Holdings International Co., Ltd.	969,506	3,123,245
COSCO Pacific Ltd.	554,669	704,248
LLX Logistica S.A.*	48,300	277,433

		4,104,926

Total Industrials		20,016,538

Information Technology (9.7%)
Computers & Peripherals (1.5%)
Hewlett-Packard Co.	117,640	6,059,637

Electronic Equipment, Instruments & Components (1.2%)
Agilent Technologies, Inc.*	159,462	4,954,484

Internet Software & Services (2.0%)
Google, Inc., Class A*	12,535	7,771,449

IT Services (0.3%)
Visa, Inc., Class A	13,220	1,156,221

Semiconductors & Semiconductor Equipment (1.8%)
Texas Instruments, Inc.	270,500	7,049,230

	Number of Shares	Value (Note 1)

Software (2.9%)
Activision Blizzard, Inc.*	181,900	$2,020,909
Microsoft Corp.	316,861	9,661,092

		11,682,001

Total Information Technology		38,673,022

Materials (5.5%)
Chemicals (0.8%)
Monsanto Co.	24,380	1,993,065
Potash Corp. of Saskatchewan, Inc.	8,653	938,851

		2,931,916

Construction Materials (1.0%)
Martin Marietta Materials, Inc.	14,520	1,298,233
Vulcan Materials Co.	53,245	2,804,414

		4,102,647

Containers & Packaging (1.8%)
Sealed Air Corp.	328,822	7,188,049

Metals & Mining (0.9%)
BHP Billiton plc	51,550	1,646,646
Rio Tinto plc	33,138	1,786,017

		3,432,663

Paper & Forest Products (1.0%)
Sino-Forest Corp.*	222,200	4,117,451

Total Materials		21,772,726

Utilities (0.3%)
Independent Power Producers & Energy Traders (0.3%)
AES Corp.*	91,300	1,215,203

Total Utilities		1,215,203

Total Common Stocks (93.8%) (Cost $331,303,504)		373,098,338

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bond (0.5%)
Materials (0.5%)
Paper & Forest Products (0.5%)
Sino-Forest Corp.
5.000%, 8/1/13(b)§	$1,664,000	1,965,600

Total Materials		1,965,600

Total Convertible Bonds		1,965,600

Corporate Bond (1.8%)
Consumer Discretionary (1.8%)
Automobiles (1.8%)
Harley-Davidson, Inc.
15.000%, 2/1/14	6,000,000	7,344,090

Total Consumer Discretionary		7,344,090

Total Corporate Bonds		7,344,090

Total Long-Term Debt Securities (2.3%) (Cost $7,664,000)		9,309,690

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Government Securities (4.0%)
Three Pillars Funding Corp.
0.30%, 1/4/10 (p)(b)§	$15,817,000	$15,816,472

Time Deposit (0.0%)
JPMorgan Chase Nassau
0.000%, 1/4/10	5,315	5,315

Total Short-Term Investments (4.0%) (Cost/Amortized Cost $15,821,919)		15,821,787

Total Investments (100.1%) (Cost/Amortized Cost $354,789,423)		398,229,815
Other Assets Less Liabilities (-0.1%)		(272,540)

Net Assets (100%)		$397,957,275

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2009, the market value of these securities amounted to $17,782,072 or 4.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(p)	Yield to maturity.

Glossary:

ADR—	American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$33,186,278	$1,226,305	$—	$34,412,583
Consumer Staples	44,606,895	4,567,071	—	49,173,966
Energy	54,146,691	5,009,724	—	59,156,415
Financials	105,218,003	6,508,471	—	111,726,474
Health Care	36,951,411	—	—	36,951,411
Industrials	12,886,272	7,130,266	—	20,016,538
Information Technology	38,673,022	—	—	38,673,022
Materials	18,340,063	3,432,663	—	21,772,726
Utilities	1,215,203	—	—	1,215,203
Convertible Bonds
Materials	—	1,965,600	—	1,965,600
Corporate Bonds
Consumer Discretionary	—	7,344,090	—	7,344,090
Short-Term Investments	—	15,821,787	—	15,821,787

Total Assets	$345,223,838	$53,005,977	$—	$398,229,815

Total Liabilities	$—	$—	$—	$—

Total	$345,223,838	$53,005,977	$—	$398,229,815

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$112,901,197
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$563,469,291

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	40,869,274
Aggregate gross unrealized depreciation	(14,005,134)

Net unrealized appreciation	$26,864,140

Federal income tax cost of investments	$371,365,675

For the year ended December 31, 2009, the Portfolio incurred approximately $8,170 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $575,027,647 of which $41,603,879 expires in the year 2016, and $533,423,768 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $354,789,423)	$398,229,815
Dividends, interest and other receivables	407,811
Receivable for securities sold	260,102
Receivable from Separate Accounts for Trust shares sold	230,260

Total assets	399,127,988

LIABILITIES
Payable for securities purchased	441,106
Investment management fees payable	281,011
Payable to Separate Accounts for Trust shares redeemed	162,014
Distribution fees payable - Class IB	76,589
Administrative fees payable	36,484
Trustees’ fees payable	311
Accrued expenses	173,198

Total liabilities	1,170,713

NET ASSETS	$397,957,275

Net assets were comprised of:
Paid in capital	$951,475,605
Accumulated undistributed net investment income (loss)	(11,489)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(596,949,461)
Unrealized appreciation (depreciation) on investments and foreign currency translations	43,442,620

Net assets	$397,957,275

Class IA
Net asset value, offering and redemption price per share, $30,526,569 / 3,477,795 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.78

Class IB
Net asset value, offering and redemption price per share, $367,430,706 / 41,854,307 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.78

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $78,861 foreign withholding tax)	$9,656,761
Interest	942,046

Total income	10,598,807

EXPENSES
Investment management fees	3,559,422
Distribution fees - Class IB	744,761
Administrative fees	458,217
Custodian fees	120,000
Printing and mailing expenses	93,410
Professional fees	29,336
Trustees’ fees	14,041
Miscellaneous	27,971

Gross expenses	5,047,158
Less: Fees paid indirectly	(281,678)

Net expenses	4,765,480

NET INVESTMENT INCOME (LOSS)	5,833,327

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(528,602,654)
Foreign currency transactions	(100,225)

Net realized gain (loss)	(528,702,879)

Change in unrealized appreciation (depreciation) on:
Securities	496,017,735
Foreign currency translations	(148)

Net change in unrealized appreciation (depreciation)	496,017,587

NET REALIZED AND UNREALIZED GAIN (LOSS)	(32,685,292)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(26,851,965)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,833,327	$8,838,983
Net realized gain (loss) on investments and foreign currency transactions	(528,702,879)	(67,651,022)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	496,017,587	(449,595,284)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(26,851,965)	(508,407,323)

DIVIDENDS:
Dividends from net investment income
Class IA	(508,164)	(6,776,826)
Class IB	(5,200,928)	(1,884,807)

TOTAL DIVIDENDS	(5,709,092)	(8,661,633)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 5,801,154 and 84,474,958 shares, respectively ]	38,109,006	844,859,990
Capital shares issued in reinvestment of dividends [ 59,479 and 1,006,213 shares, respectively ]	508,164	6,776,826
Capital shares repurchased [ (105,385,987) and (5,033,884) shares, respectively ]	(582,329,141)	(44,825,724)

Total Class IA transactions	(543,711,971)	806,811,092

Class IB
Capital shares sold [ 10,210,823 and 18,936,750 shares, respectively ]	72,498,582	178,243,793
Capital shares issued in reinvestment of dividends [ 608,611 and 279,810 shares, respectively ]	5,200,928	1,884,807
Capital shares repurchased [ (7,556,728) and (6,609,684) shares, respectively ]	(54,221,996)	(59,269,802)

Total Class IB transactions	23,477,514	120,858,798

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(520,234,457)	927,669,890

TOTAL INCREASE (DECREASE) IN NET ASSETS	(552,795,514)	410,600,934
NET ASSETS:
Beginning of year	950,752,789	540,151,855

End of year (a)	$397,957,275	$950,752,789

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(11,489)	$(35,499)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	August 31, 2006* to December 31, 2006
Net asset value, beginning of period	$6.71	$11.13	$10.80	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.09 (e)	0.12 (e)	0.07	(e)
Net realized and unrealized gain (loss) on investments	2.13 †	(4.44)	0.32	0.76

Total from investment operations	2.22	(4.35)	0.44	0.83

Less distributions:
Dividends from net investment income	(0.15)	(0.07)	(0.08)	(0.03)
Distributions from net realized gains	—	—	(0.03)	—	#

Total dividends and distributions	(0.15)	(0.07)	(0.11)	(0.03)

Net asset value, end of period	$8.78	$6.71	$11.13	$10.80

Total return (b)	33.13%	(39.11)%	4.09%	8.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$30,527	$691,615	$250,993	$2,681
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.02%	1.00%	1.03%	1.05%
After waivers, reimbursements and fees paid indirectly (a)	1.00%	0.97%	1.00%	1.02%
Before waivers, reimbursements and fees paid indirectly (a)	1.02%	1.00%	1.03%	1.59	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.36%	1.00%	1.05%	1.83%
After waivers, reimbursements and fees paid indirectly (a)	1.38%	1.03%	1.08%	1.86%
Before waivers, reimbursements and fees paid indirectly (a)	1.36%	1.00%	1.05%	0.28%
Portfolio turnover rate	27%	19%	9%	0	%‡
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$—	$—	$—	$0.05

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2009		2008		2007		August 31, 2006* to December 31, 2006
Net asset value, beginning of period	$6.71		$11.13		$10.80		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10	(e)	0.07	(e)	0.10	(e)	0.04	(e)
Net realized and unrealized gain (loss) on investments	2.10	†	(4.44)		0.31		0.78

Total from investment operations	2.20		(4.37)		0.41		0.82

Less distributions:
Dividends from net investment income	(0.13)		(0.05)		(0.05)		(0.02)
Distributions from net realized gains	—		—		(0.03)		—	#

Total dividends and distributions	(0.13)		(0.05)		(0.08)		(0.02)

Net asset value, end of period	$8.78		$6.71		$11.13		$10.80

Total return (b)	32.79%		(39.27)%		3.81%		8.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$367,431		$259,138		$289,159		$64,531
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.27	%(c)	1.25	%(c)	1.28	%(c)	1.30%
After waivers, reimbursements and fees paid indirectly (a)	1.19%		1.22%		1.25	%(c)	1.27%
Before waivers, reimbursements and fees paid indirectly (a)	1.27	%(c)	1.25	%(c)	1.28%		1.84	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.31%		0.72%		0.86%		0.96%
After waivers, reimbursements and fees paid indirectly (a)	1.40%		0.75%		0.89%		1.00%
Before waivers, reimbursements and fees paid indirectly (a)	1.31%		0.72%		0.86%		0.49%
Portfolio turnover rate	27%		19%		9%		0	%‡
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$—		$—		$—		$0.02

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.01.
‡	Amount is less than 1%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares	26.18%	0.15%	(1.23)%	7.30%
Portfolio – IB Shares*	25.85	(0.11)	(1.48)	7.03
S&P 500 Index	26.46	0.42	(0.95)	7.69

*   Date of inception 5/1/97. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 3/1/94

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 26.18% for the year ended December 31, 2009. The Portfolio’s benchmark, the S&P 500 Index, returned 26.46% over the same period.

Asset Class Overview

Over the 12 months, large cap stocks, as measured by the S&P 500 Index, returned 26.46%. Nine out of the ten sectors in the index delivered double-digit returns. Information technology was the strongest performing and largest sector, comprising approximately 18% of the index. Materials and consumer discretionary sectors also made strong gains. Defensive sectors such as utilities and telecommunications services were the worst performing sectors, although both still made a positive contribution to the benchmark’s return.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•

The sectors that contributed most to relative performance for the year were the Information Technology sector, the Consumer Discretionary sector, the Health Care sector, the Financial sector and the Industrials sector.

•

The top five stocks that provided the most positive impact on the benchmark’s performance for the year were Apple Computer Inc., Microsoft Corp., Google Inc., International Business Machines and Cisco Systems Inc.

What hurt performance during the year:

•	The sectors that had the least impact on performance for the year were Telecommunications Services, Utilities, Materials, Energy and Consumer Staples.

•	The five stocks that provided the most negative impact on performance in the benchmark for the year were Exxon Mobil Corp., Citigroup Inc., Wells Fargo & Co., Gilead Sciences Inc. and Genzyme Corp.

Portfolio Positioning and Outlook

The Portfolio will continue to attempt to meet its performance objective by approximating the investment return of the underlying benchmark, the S&P 500 Stock Index.

It is not possible to invest directly in an unmanaged index such as the S&P 500 Index.

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	19.7%
Financials	14.3
Health Care	12.6
Energy	11.4
Consumer Staples	11.3
Industrials	10.2
Consumer Discretionary	9.5
Utilities	3.7
Materials	3.6
Telecommunication Services	3.1
Cash and Other	0.6

100.0%

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,223.80	$2.19
Hypothetical (5% average return before expenses)	1,000.00	1,023.24	1.99
Class IB
Actual	1,000.00	1,221.90	3.58
Hypothetical (5% average return before expenses)	1,000.00	1,021.98	3.26

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.39% and 0.64% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.5%)
Auto Components (0.2%)
Goodyear Tire & Rubber Co.*	66,950	$943,995
Johnson Controls, Inc.	185,600	5,055,744

		5,999,739

Automobiles (0.4%)
Ford Motor Co.*^	914,983	9,149,830
Harley-Davidson, Inc.^	64,850	1,634,220

		10,784,050

Distributors (0.1%)
Genuine Parts Co.^	44,100	1,674,036

Diversified Consumer Services (0.2%)
Apollo Group, Inc., Class A*	35,550	2,153,619
DeVry, Inc.	17,080	968,948
H&R Block, Inc.^	92,750	2,098,005

		5,220,572

Hotels, Restaurants & Leisure (1.5%)
Carnival Corp.*	120,900	3,831,321
Darden Restaurants, Inc.	38,650	1,355,455
International Game Technology	82,100	1,541,017
Marriott International, Inc., Class A^	70,127	1,910,961
McDonald’s Corp.	298,600	18,644,584
Starbucks Corp.*	205,500	4,738,830
Starwood Hotels & Resorts Worldwide, Inc.^	51,700	1,890,669
Wyndham Worldwide Corp.	49,345	995,289
Wynn Resorts Ltd.	19,079	1,110,970
Yum! Brands, Inc.	129,380	4,524,419

		40,543,515

Household Durables (0.3%)
Black & Decker Corp.	16,650	1,079,419
D.R. Horton, Inc.^	76,450	831,011
Fortune Brands, Inc.	41,550	1,794,960
Harman International Industries, Inc.	19,200	677,376
Leggett & Platt, Inc.	42,050	857,820
Lennar Corp., Class A	44,600	569,542
Newell Rubbermaid, Inc.^	76,776	1,152,408
Pulte Homes, Inc.*^	87,307	873,070
Whirlpool Corp.^	20,566	1,658,854

		9,494,460

Internet & Catalog Retail (0.6%)
Amazon.com, Inc.*	92,250	12,409,470
Expedia, Inc.*	58,319	1,499,382
priceline.com, Inc.*	12,206	2,667,011

		16,575,863

Leisure Equipment & Products (0.1%)
Eastman Kodak Co.*^	74,200	313,124
Hasbro, Inc.	34,408	1,103,120
Mattel, Inc.	99,950	1,997,001

		3,413,245

	Number of Shares	Value (Note 1)

Media (2.9%)
CBS Corp., Class B	187,300	$2,631,565
Comcast Corp., Class A	789,850	13,316,871
DIRECTV, Class A*^	264,710	8,828,078
Gannett Co., Inc.^	65,350	970,447
Interpublic Group of Cos., Inc.*^	134,426	992,064
McGraw-Hill Cos., Inc.	87,100	2,918,721
Meredith Corp.^	10,150	313,128
New York Times Co., Class A*	31,950	394,902
News Corp., Class A	623,400	8,534,346
Omnicom Group, Inc.	86,100	3,370,815
Scripps Networks Interactive, Inc., Class A	24,761	1,027,582
Time Warner Cable, Inc.^	97,497	4,035,401
Time Warner, Inc.	323,000	9,412,220
Viacom, Inc., Class B*	167,900	4,991,667
Walt Disney Co.	516,000	16,641,000
Washington Post Co., Class B	1,750	769,300

		79,148,107

Multiline Retail (0.8%)
Big Lots, Inc.*	22,850	662,193
Family Dollar Stores, Inc.	38,350	1,067,280
J.C. Penney Co., Inc.	65,250	1,736,303
Kohl’s Corp.*	84,800	4,573,264
Macy’s, Inc.	116,472	1,952,071
Nordstrom, Inc.	45,700	1,717,406
Sears Holdings Corp.*^	13,462	1,123,404
Target Corp.	208,200	10,070,634

		22,902,555

Specialty Retail (1.9%)
Abercrombie & Fitch Co., Class A^	24,334	848,040
AutoNation, Inc.*^	25,539	489,072
AutoZone, Inc.*	8,300	1,311,981
Bed Bath & Beyond, Inc.*	72,650	2,806,470
Best Buy Co., Inc.	94,475	3,727,984
GameStop Corp., Class A*^	45,513	998,555
Gap, Inc.	131,675	2,758,591
Home Depot, Inc.	470,508	13,611,796
Limited Brands, Inc.	74,007	1,423,895
Lowe’s Cos., Inc.	407,250	9,525,577
Office Depot, Inc.*	76,650	494,392
O’Reilly Automotive, Inc.*	37,914	1,445,282
RadioShack Corp.	34,550	673,725
Ross Stores, Inc.	34,600	1,477,766
Sherwin-Williams Co.^	26,350	1,624,477
Staples, Inc.	200,225	4,923,533
Tiffany & Co.	34,400	1,479,200
TJX Cos., Inc.	116,100	4,243,455

		53,863,791

Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.	88,250	3,223,773
NIKE, Inc., Class B	107,850	7,125,649
Polo Ralph Lauren Corp.	15,950	1,291,631
VF Corp.	24,600	1,801,704

		13,442,757

Total Consumer Discretionary		263,062,690

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Consumer Staples (11.3%)
Beverages (2.6%)
Brown-Forman Corp., Class B	30,450	$1,631,207
Coca-Cola Co.	641,133	36,544,581
Coca-Cola Enterprises, Inc.	87,850	1,862,420
Constellation Brands, Inc., Class A*	55,150	878,539
Dr. Pepper Snapple Group, Inc.	70,225	1,987,368
Molson Coors Brewing Co., Class B	43,500	1,964,460
Pepsi Bottling Group, Inc.	39,800	1,492,500
PepsiCo, Inc.	431,810	26,254,048

		72,615,123

Food & Staples Retailing (2.7%)
Costco Wholesale Corp.	120,650	7,138,861
CVS Caremark Corp.	390,245	12,569,791
Kroger Co.	180,000	3,695,400
Safeway, Inc.	112,350	2,391,931
SUPERVALU, Inc.	58,579	744,539
Sysco Corp.	163,700	4,573,778
Walgreen Co.	273,550	10,044,756
Wal-Mart Stores, Inc.	590,403	31,557,040
Whole Foods Market, Inc.*	38,850	1,066,433

		73,782,529

Food Products (1.6%)
Archer-Daniels-Midland Co.	177,716	5,564,288
Campbell Soup Co.^	52,500	1,774,500
ConAgra Foods, Inc.	122,550	2,824,777
Dean Foods Co.*	49,860	899,474
General Mills, Inc.	90,350	6,397,684
H.J. Heinz Co.	87,300	3,732,948
Hershey Co.^	46,000	1,646,340
Hormel Foods Corp.	19,329	743,200
J.M. Smucker Co.	32,947	2,034,477
Kellogg Co.	70,300	3,739,960
Kraft Foods, Inc., Class A	408,631	11,106,591
McCormick & Co., Inc. (Non -Voting)	36,200	1,307,906
Sara Lee Corp.	192,900	2,349,522
Tyson Foods, Inc., Class A	84,350	1,034,975

		45,156,642

Household Products (2.5%)
Clorox Co.	38,650	2,357,650
Colgate-Palmolive Co.	137,600	11,303,840
Kimberly-Clark Corp.	114,994	7,326,268
Procter & Gamble Co.	808,405	49,013,595

		70,001,353

Personal Products (0.3%)
Avon Products, Inc.	118,150	3,721,725
Estee Lauder Cos., Inc., Class A	32,700	1,581,372
Mead Johnson Nutrition Co., Class A	56,600	2,473,420

		7,776,517

Tobacco (1.6%)
Altria Group, Inc.	573,300	11,253,879
Lorillard, Inc.	44,474	3,568,149
Philip Morris International, Inc.	527,000	25,396,130

	Number of Shares	Value (Note 1)

Reynolds American, Inc.	46,800	$2,478,996

		42,697,154

Total Consumer Staples		312,029,318

Energy (11.4%)
Energy Equipment & Services (1.8%)
Baker Hughes, Inc.^	85,710	3,469,541
BJ Services Co.	81,200	1,510,320
Cameron International Corp.*	67,624	2,826,683
Diamond Offshore Drilling, Inc.^	19,247	1,894,290
FMC Technologies, Inc.*	33,780	1,953,835
Halliburton Co.	249,550	7,508,959
Nabors Industries Ltd.*	78,300	1,713,987
National Oilwell Varco, Inc.	115,797	5,105,490
Rowan Cos., Inc.*	31,400	710,896
Schlumberger Ltd.	332,300	21,629,407
Smith International, Inc.	68,460	1,860,058

		50,183,466

Oil, Gas & Consumable Fuels (9.6%)
Anadarko Petroleum Corp.	135,994	8,488,745
Apache Corp.	93,030	9,597,905
Cabot Oil & Gas Corp.	28,684	1,250,336
Chesapeake Energy Corp.^	179,200	4,637,696
Chevron Corp.	555,134	42,739,767
ConocoPhillips	410,484	20,963,418
Consol Energy, Inc.	50,000	2,490,000
Denbury Resources, Inc.*^	69,062	1,022,118
Devon Energy Corp.	122,900	9,033,150
El Paso Corp.	193,996	1,906,981
EOG Resources, Inc.	69,800	6,791,540
Exxon Mobil Corp.#	1,313,549	89,570,906
Hess Corp.	80,550	4,873,275
Marathon Oil Corp.	195,814	6,113,313
Massey Energy Co.	23,706	995,889
Murphy Oil Corp.	52,800	2,861,760
Noble Energy, Inc.	48,053	3,422,335
Occidental Petroleum Corp.	224,600	18,271,210
Peabody Energy Corp.	74,150	3,352,321
Pioneer Natural Resources Co.^	31,929	1,538,020
Range Resources Corp.	43,669	2,176,900
Southwestern Energy Co.*	95,543	4,605,173
Spectra Energy Corp.	178,856	3,668,336
Sunoco, Inc.	32,300	843,030
Tesoro Corp.^	38,754	525,117
Valero Energy Corp.	156,135	2,615,261
Williams Cos., Inc.	161,300	3,400,204
XTO Energy, Inc.	160,595	7,472,485

		265,227,191

Total Energy		315,410,657

Financials (14.3%)
Capital Markets (2.8%)
Ameriprise Financial, Inc.	70,557	2,739,023
Bank of New York Mellon Corp.	333,119	9,317,338
Charles Schwab Corp.	263,605	4,961,046
E*TRADE Financial Corp.*	428,409	749,716
Federated Investors, Inc., Class B^	24,351	669,653

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Franklin Resources, Inc.	41,217	$4,342,211
Goldman Sachs Group, Inc.	142,292	24,024,581
Invesco Ltd.	118,551	2,784,763
Janus Capital Group, Inc.	50,332	676,965
Legg Mason, Inc.^	44,963	1,356,084
Morgan Stanley^	376,113	11,132,945
Northern Trust Corp.	66,800	3,500,320
State Street Corp.	136,820	5,957,143
T. Rowe Price Group, Inc.	71,286	3,795,979

		76,007,767

Commercial Banks (2.7%)
BB&T Corp.^	190,250	4,826,643
Comerica, Inc.	41,750	1,234,548
Fifth Third Bancorp^	220,017	2,145,166
First Horizon National Corp.*^	62,260	834,282
Huntington Bancshares, Inc./Ohio^	197,788	721,926
KeyCorp^	243,050	1,348,927
M&T Bank Corp.^	22,850	1,528,436
Marshall & Ilsley Corp.	145,150	791,068
PNC Financial Services Group, Inc.	127,645	6,738,380
Regions Financial Corp.^	328,702	1,738,834
SunTrust Banks, Inc.	138,100	2,802,049
U.S. Bancorp	529,095	11,909,928
Wells Fargo & Co.	1,414,153	38,167,989
Zions Bancorp.^	38,200	490,106

		75,278,282

Consumer Finance (0.8%)
American Express Co.	329,044	13,332,863
Capital One Financial Corp.	124,506	4,773,560
Discover Financial Services	150,171	2,209,015
SLM Corp.*	131,292	1,479,661

		21,795,099

Diversified Financial Services (4.3%)
Bank of America Corp.^	2,749,374	41,405,572
Citigroup, Inc.^	5,395,390	17,858,741
CME Group, Inc.	18,423	6,189,207
IntercontinentalExchange, Inc.*	20,347	2,284,968
JPMorgan Chase & Co.	1,090,341	45,434,510
Leucadia National Corp.*	52,442	1,247,595
Moody’s Corp.^	54,276	1,454,597
NASDAQ OMX Group, Inc.*	40,823	809,112
NYSE Euronext	71,921	1,819,601

		118,503,903

Insurance (2.4%)
Aflac, Inc.	129,500	5,989,375
Allstate Corp.	148,376	4,457,215
American International Group, Inc.*^	37,266	1,117,235
Aon Corp.	75,825	2,907,131
Assurant, Inc.	32,280	951,614
Chubb Corp.	94,500	4,647,510
Cincinnati Financial Corp.^	44,963	1,179,829
Genworth Financial, Inc., Class A*	135,170	1,534,179
Hartford Financial Services Group, Inc.	105,900	2,463,234

	Number of Shares	Value (Note 1)

Lincoln National Corp.	83,528	$2,078,177
Loews Corp.	99,797	3,627,621
Marsh & McLennan Cos., Inc.	145,950	3,222,576
MetLife, Inc.	226,550	8,008,542
Principal Financial Group, Inc.	88,200	2,120,328
Progressive Corp.*^	186,550	3,356,034
Prudential Financial, Inc.	128,400	6,389,184
Torchmark Corp.	22,950	1,008,653
Travelers Cos., Inc.	151,174	7,537,536
Unum Group	91,770	1,791,350
XL Capital Ltd., Class A^	94,600	1,734,018

		66,121,341

Real Estate Investment Trusts (REITs) (1.2%)
Apartment Investment & Management Co. (REIT), Class A^	32,363	515,219
AvalonBay Communities, Inc. (REIT)^	22,544	1,851,088
Boston Properties, Inc. (REIT)	38,400	2,575,488
Equity Residential (REIT)	76,400	2,580,792
HCP, Inc. (REIT)	81,068	2,475,817
Health Care REIT, Inc. (REIT)	34,043	1,508,786
Host Hotels & Resorts, Inc. (REIT)*^	178,189	2,079,466
Kimco Realty Corp. (REIT)	111,070	1,502,777
Plum Creek Timber Co., Inc. (REIT)^	45,050	1,701,088
ProLogis (REIT)^	130,850	1,791,336
Public Storage (REIT)	37,500	3,054,375
Simon Property Group, Inc. (REIT)	79,405	6,336,519
Ventas, Inc. (REIT)	43,340	1,895,691
Vornado Realty Trust (REIT)	43,605	3,049,734

		32,918,176

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*^	74,550	1,011,644

Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.^	130,714	1,794,703
People’s United Financial, Inc.^	96,293	1,608,093

		3,402,796

Total Financials		395,039,008

Health Care (12.6%)
Biotechnology (1.6%)
Amgen, Inc.*	280,054	15,842,655
Biogen Idec, Inc.*	79,989	4,279,412
Celgene Corp.*	127,200	7,082,496
Cephalon, Inc.*^	20,693	1,291,450
Genzyme Corp.*	73,450	3,599,784
Gilead Sciences, Inc.*	249,000	10,776,720

		42,872,517

Health Care Equipment & Supplies (2.0%)
Baxter International, Inc.	166,800	9,787,824
Becton, Dickinson and Co.	65,600	5,173,216
Boston Scientific Corp.*	417,856	3,760,704
C.R. Bard, Inc.	26,750	2,083,825
CareFusion Corp.*	48,987	1,225,165

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

DENTSPLY International, Inc.	42,030	$1,478,195
Hospira, Inc.*	44,910	2,290,410
Intuitive Surgical, Inc.*	10,563	3,203,969
Medtronic, Inc.	306,200	13,466,676
St. Jude Medical, Inc.*	92,522	3,402,959
Stryker Corp.	78,150	3,936,415
Varian Medical Systems, Inc.*^	34,438	1,613,420
Zimmer Holdings, Inc.*	58,950	3,484,535

		54,907,313

Health Care Providers & Services (2.2%)
Aetna, Inc.	119,922	3,801,527
AmerisourceBergen Corp.	79,700	2,077,779
Cardinal Health, Inc.	100,375	3,236,090
CIGNA Corp.	75,650	2,668,176
Coventry Health Care, Inc.*	40,950	994,675
DaVita, Inc.*	28,294	1,661,990
Express Scripts, Inc.*	76,000	6,570,200
Humana, Inc.*^	46,950	2,060,636
Laboratory Corp. of America Holdings*	29,400	2,200,296
McKesson Corp.	74,131	4,633,187
Medco Health Solutions, Inc.*	131,972	8,434,331
Patterson Cos., Inc.*^	25,700	719,086
Quest Diagnostics, Inc.^	42,950	2,593,321
Tenet Healthcare Corp.*	119,800	645,722
UnitedHealth Group, Inc.	321,500	9,799,320
WellPoint, Inc.*	126,850	7,394,086

		59,490,422

Health Care Technology (0.0%)
IMS Health, Inc.	50,420	1,061,845

Life Sciences Tools & Services (0.4%)
Life Technologies Corp.*	49,306	2,575,252
Millipore Corp.*	15,450	1,117,808
PerkinElmer, Inc.	32,300	665,057
Thermo Fisher Scientific, Inc.*	113,000	5,388,970
Waters Corp.*	26,200	1,623,352

		11,370,439

Pharmaceuticals (6.4%)
Abbott Laboratories, Inc.	427,950	23,105,021
Allergan, Inc.	85,100	5,362,151
Bristol-Myers Squibb Co.^	476,273	12,025,893
Eli Lilly and Co.^	279,760	9,990,230
Forest Laboratories, Inc.*	83,500	2,681,185
Johnson & Johnson	763,460	49,174,459
King Pharmaceuticals, Inc.*^	68,610	841,845
Merck & Co., Inc.	845,117	30,880,575
Mylan, Inc.*^	84,550	1,558,256
Pfizer, Inc.	2,232,694	40,612,704
Watson Pharmaceuticals, Inc.*	29,350	1,162,553

		177,394,872

Total Health Care		347,097,408

Industrials (10.2%)
Aerospace & Defense (2.7%)
Boeing Co.	201,074	10,884,136
General Dynamics Corp.	106,800	7,280,556
Goodrich Corp.	34,450	2,213,412
Honeywell International, Inc.	211,112	8,275,590
ITT Corp.	50,600	2,516,844

	Number of Shares	Value (Note 1)

L-3 Communications Holdings, Inc.	32,200	$2,799,790
Lockheed Martin Corp.	88,508	6,669,078
Northrop Grumman Corp.	86,870	4,851,690
Precision Castparts Corp.	38,950	4,298,132
Raytheon Co.^	106,050	5,463,696
Rockwell Collins, Inc.	43,550	2,410,928
United Technologies Corp.	259,400	18,004,954

		75,668,806

Air Freight & Logistics (1.0%)
C.H. Robinson Worldwide, Inc.^	46,452	2,728,126
Expeditors International of Washington, Inc.^	58,648	2,036,845
FedEx Corp.	86,510	7,219,259
United Parcel Service, Inc., Class B	274,750	15,762,408

		27,746,638

Airlines (0.1%)
Southwest Airlines Co.	205,218	2,345,642

Building Products (0.1%)
Masco Corp.^	99,350	1,372,023

Commercial Services & Supplies (0.5%)
Avery Dennison Corp.	31,200	1,138,488
Cintas Corp.	36,350	946,917
Iron Mountain, Inc.*	50,047	1,139,070
Pitney Bowes, Inc.	57,300	1,304,148
R.R. Donnelley & Sons Co.	56,750	1,263,822
Republic Services, Inc.	89,351	2,529,527
Stericycle, Inc.*	23,265	1,283,530
Waste Management, Inc.^	135,506	4,581,458

		14,186,960

Construction & Engineering (0.2%)
Fluor Corp.	49,500	2,229,480
Jacobs Engineering Group, Inc.*	34,414	1,294,311
Quanta Services, Inc.*	58,000	1,208,720

		4,732,511

Electrical Equipment (0.5%)
Emerson Electric Co.	208,100	8,865,060
First Solar, Inc.*^	13,500	1,827,900
Rockwell Automation, Inc.	39,350	1,848,663
Roper Industries, Inc.	25,355	1,327,841

		13,869,464

Industrial Conglomerates (2.3%)
3M Co.	195,900	16,195,053
General Electric Co.	2,945,983	44,572,723
Textron, Inc.^	75,000	1,410,750

		62,178,526

Machinery (1.6%)
Caterpillar, Inc.	172,300	9,819,377
Cummins, Inc.	55,800	2,558,988
Danaher Corp.	72,050	5,418,160
Deere & Co.	117,000	6,328,530
Dover Corp.	51,500	2,142,915
Eaton Corp.	45,850	2,916,977
Flowserve Corp.	15,497	1,464,931

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Illinois Tool Works, Inc.	106,750	$5,122,932
PACCAR, Inc.^	100,550	3,646,949
Pall Corp.	32,350	1,171,070
Parker Hannifin Corp.	44,500	2,397,660
Snap-On, Inc.	16,000	676,160
Stanley Works^	22,250	1,146,098

		44,810,747

Professional Services (0.1%)
Dun & Bradstreet Corp.	14,356	1,211,216
Equifax, Inc.	35,000	1,081,150
Monster Worldwide, Inc.*	34,750	604,650
Robert Half International, Inc.^	41,700	1,114,641

		4,011,657

Road & Rail (1.0%)
Burlington Northern Santa Fe Corp.	72,553	7,155,177
CSX Corp.	108,600	5,266,014
Norfolk Southern Corp.	101,750	5,333,735
Ryder System, Inc.	15,500	638,135
Union Pacific Corp.	139,600	8,920,440

		27,313,501

Trading Companies & Distributors (0.1%)
Fastenal Co.^	36,483	1,519,152
W.W. Grainger, Inc.	17,500	1,694,525

		3,213,677

Total Industrials		281,450,152

Information Technology (19.7%)
Communications Equipment (2.6%)
Cisco Systems, Inc.*	1,591,650	38,104,101
Harris Corp.	36,484	1,734,814
JDS Uniphase Corp.*	61,550	507,787
Juniper Networks, Inc.*	145,300	3,875,151
Motorola, Inc.*	639,402	4,961,760
QUALCOMM, Inc.	462,200	21,381,372
Tellabs, Inc.*	106,850	606,908

		71,171,893

Computers & Peripherals (5.9%)
Apple, Inc.*	249,200	52,546,312
Dell, Inc.*	476,402	6,841,133
EMC Corp.*	564,300	9,858,321
Hewlett-Packard Co.	656,049	33,793,084
International Business Machines Corp.	363,501	47,582,281
Lexmark International, Inc., Class A*^	21,550	559,869
NetApp, Inc.*	93,800	3,225,782
QLogic Corp.*	31,700	598,179
SanDisk Corp.*^	63,150	1,830,718
Sun Microsystems, Inc.*	208,350	1,952,239
Teradata Corp.*	47,355	1,488,368
Western Digital Corp.*	62,320	2,751,428

		163,027,714

Electronic Equipment, Instruments & Components (0.6%)
Agilent Technologies, Inc.*	95,423	2,964,793
Amphenol Corp., Class A^	47,456	2,191,518
Corning, Inc.	430,492	8,312,801

	Number of Shares	Value (Note 1)

FLIR Systems, Inc.*^	41,997	$1,374,142
Jabil Circuit, Inc.	52,650	914,530
Molex, Inc.	37,400	805,970

		16,563,754

Internet Software & Services (2.0%)
Akamai Technologies, Inc.*^	47,358	1,199,578
AOL, Inc.*	1	23
eBay, Inc.*	311,150	7,324,471
Google, Inc., Class A*	66,728	41,370,026
VeriSign, Inc.*^	53,150	1,288,356
Yahoo!, Inc.*	329,497	5,528,960

		56,711,414

IT Services (1.6%)
Affiliated Computer Services, Inc., Class A*	26,980	1,610,436
Automatic Data Processing, Inc.	139,650	5,979,813
Cognizant Technology Solutions Corp., Class A*	81,500	3,691,950
Computer Sciences Corp.*	42,200	2,427,766
Fidelity National Information Services, Inc.	90,599	2,123,640
Fiserv, Inc.*	42,550	2,062,824
Mastercard, Inc., Class A	26,593	6,807,276
Paychex, Inc.	88,975	2,726,194
SAIC, Inc.*	84,700	1,604,218
Total System Services, Inc.	54,525	941,647
Visa, Inc., Class A	124,000	10,845,040
Western Union Co.	191,449	3,608,814

		44,429,618

Office Electronics (0.1%)
Xerox Corp.	240,450	2,034,207

Semiconductors & Semiconductor Equipment (2.6%)
Advanced Micro Devices, Inc.*	155,700	1,507,176
Altera Corp.	81,700	1,848,871
Analog Devices, Inc.	80,750	2,550,085
Applied Materials, Inc.	369,000	5,143,860
Broadcom Corp., Class A*	119,150	3,747,267
Intel Corp.	1,527,850	31,168,140
KLA-Tencor Corp.	47,250	1,708,560
Linear Technology Corp.^	61,750	1,885,845
LSI Corp.*	180,700	1,086,007
MEMC Electronic Materials, Inc.*	61,771	841,321
Microchip Technology, Inc.^	50,736	1,474,388
Micron Technology, Inc.*^	235,050	2,482,128
National Semiconductor Corp.^	65,400	1,004,544
Novellus Systems, Inc.*	26,800	625,512
NVIDIA Corp.*^	153,450	2,866,446
Teradyne, Inc.*^	48,350	518,796
Texas Instruments, Inc.	346,631	9,033,204
Xilinx, Inc.	76,550	1,918,343

		71,410,493

Software (4.3%)
Adobe Systems, Inc.*	144,950	5,331,261
Autodesk, Inc.*	63,550	1,614,806
BMC Software, Inc.*	50,750	2,035,075
CA, Inc.	109,625	2,462,178
Citrix Systems, Inc.*^	50,650	2,107,547

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Compuware Corp.*	63,750	$460,912
Electronic Arts, Inc.*	90,050	1,598,387
Intuit, Inc.*	87,600	2,690,196
McAfee, Inc.*	43,589	1,768,406
Microsoft Corp.	2,137,373	65,168,503
Novell, Inc.*	95,950	398,192
Oracle Corp.	1,081,897	26,549,752
Red Hat, Inc.*	51,910	1,604,019
Salesforce.com, Inc.*^	30,418	2,243,936
Symantec Corp.*^	224,190	4,010,759

		120,043,929

Total Information Technology		545,393,022

Materials (3.6%)
Chemicals (1.9%)
Air Products & Chemicals, Inc.	58,550	4,746,063
Airgas, Inc.	22,759	1,083,328
CF Industries Holdings, Inc.	13,445	1,220,537
Dow Chemical Co.	316,401	8,742,160
E.I. du Pont de Nemours & Co.	250,000	8,417,500
Eastman Chemical Co.	20,150	1,213,836
Ecolab, Inc.	65,731	2,930,288
FMC Corp.	20,030	1,116,873
International Flavors & Fragrances, Inc.	21,900	900,966
Monsanto Co.	150,848	12,331,824
PPG Industries, Inc.	46,200	2,704,548
Praxair, Inc.	84,950	6,822,334
Sigma-Aldrich Corp.	33,650	1,700,335

		53,930,592

Construction Materials (0.1%)
Vulcan Materials Co.^	34,700	1,827,649

Containers & Packaging (0.2%)
Ball Corp.	26,000	1,344,200
Bemis Co., Inc.	29,950	888,018
Owens-Illinois, Inc.*	46,582	1,531,150
Pactiv Corp.*	36,550	882,317
Sealed Air Corp.	43,934	960,397

		5,606,082

Metals & Mining (1.1%)
AK Steel Holding Corp.	30,198	644,727
Alcoa, Inc.	269,598	4,345,920
Allegheny Technologies, Inc.^	27,150	1,215,506
Cliffs Natural Resources, Inc.	36,200	1,668,458
Freeport-McMoRan Copper & Gold, Inc.*	118,994	9,554,028
Newmont Mining Corp.	135,600	6,415,236
Nucor Corp.	87,150	4,065,548
Titanium Metals Corp.*	23,383	292,755
United States Steel Corp.^	39,700	2,188,264

		30,390,442

Paper & Forest Products (0.3%)
International Paper Co.	119,835	3,209,181
MeadWestvaco Corp.	47,359	1,355,888
Weyerhaeuser Co.	58,450	2,521,533

		7,086,602

Total Materials		98,841,367

	Number of Shares	Value (Note 1)

Telecommunication Services (3.1%)
Diversified Telecommunication Services (2.8%)
AT&T, Inc.	1,632,700	$45,764,581
CenturyTel, Inc.	82,300	2,980,083
Frontier Communications Corp.^	86,350	674,394
Qwest Communications International, Inc.	410,793	1,729,439
Verizon Communications, Inc.	785,996	26,040,047
Windstream Corp.^	120,786	1,327,438

		78,515,982

Wireless Telecommunication Services (0.3%)
American Tower Corp., Class A*	111,042	4,798,125
MetroPCS Communications, Inc.*^	72,150	550,504
Sprint Nextel Corp.*	821,391	3,006,291

		8,354,920

Total Telecommunication Services		86,870,902

Utilities (3.7%)
Electric Utilities (2.0%)
Allegheny Energy, Inc.	46,850	1,100,038
American Electric Power Co., Inc.	132,130	4,596,803
Duke Energy Corp.	360,962	6,212,156
Edison International	90,100	3,133,678
Entergy Corp.	52,250	4,276,140
Exelon Corp.	182,450	8,916,331
FirstEnergy Corp.	84,351	3,918,104
FPL Group, Inc.	114,350	6,039,967
Northeast Utilities	48,524	1,251,434
Pepco Holdings, Inc.	61,255	1,032,147
Pinnacle West Capital Corp.	28,000	1,024,240
PPL Corp.	104,288	3,369,545
Progress Energy, Inc.	77,350	3,172,124
Southern Co.	221,350	7,375,382

		55,418,089

Gas Utilities (0.1%)
EQT Corp.	36,267	1,592,846
Nicor, Inc.^	12,550	528,355
Questar Corp.	48,200	2,003,674

		4,124,875

Independent Power Producers & Energy Traders (0.2%)
AES Corp.*	184,700	2,458,357
Constellation Energy Group, Inc.	55,600	1,955,452

		4,413,809

Multi-Utilities (1.4%)
Ameren Corp.	65,550	1,832,123
CenterPoint Energy, Inc.	107,950	1,566,355
CMS Energy Corp.^	63,500	994,410
Consolidated Edison, Inc.^	77,650	3,527,639
Dominion Resources, Inc.^	165,246	6,431,374
DTE Energy Co.^	45,650	1,989,883
Integrys Energy Group, Inc.	21,124	886,997

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

NiSource, Inc.	76,259	$1,172,863
PG&E Corp.	102,600	4,581,090
Public Service Enterprise Group, Inc.	140,000	4,655,000
SCANA Corp.	30,611	1,153,422
Sempra Energy	68,222	3,819,068
TECO Energy, Inc.	59,100	958,602
Wisconsin Energy Corp.	32,402	1,614,592
Xcel Energy, Inc.	126,345	2,681,041

		37,864,459

Total Utilities		101,821,232

Total Common Stocks (99.4%) (Cost $2,756,108,030)		2,747,015,756

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (0.6%)
Goldman Sachs & Co., Repurchase Agreement
0.01%, 1/4/10 (v)	$9,370,657	9,370,657
Monumental Global Funding II 0.40%, 3/26/10 (l)	10,000,000	9,936,220

Total Short-Term Investments of Cash Collateral for Securities Loaned		19,306,877

	Principal Amount	Value (Note 1)

Time Deposit (0.7%)
JPMorgan Chase Nassau 0.000%, 1/4/10	$18,181,428	$18,181,428

Total Short-Term Investments (1.3%) (Cost/Amortized Cost $37,552,085)		37,488,305

Total Investments (100.7%) (Cost/Amortized Cost $2,793,660,115)		2,784,504,061
Other Assets Less Liabilities (-0.7%)		(20,354,028)

Net Assets (100%)		$2,764,150,033

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $12,069,630.
*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Government National Mortgage Association, 2.750% - 15.000%, maturing 2/15/10 to 12/20/39, which had a total value of $9,558,070.

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	245	March-10	$13,487,926	$13,606,075	$118,149

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (Including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$263,062,690	$—	$—	$263,062,690
Consumer Staples	312,029,318	—	—	312,029,318
Energy	315,410,657	—	—	315,410,657
Financials	395,039,008	—	—	395,039,008
Health Care	347,097,408	—	—	347,097,408
Industrials	281,450,152	—	—	281,450,152
Information Technology	545,393,022	—	—	545,393,022
Materials	98,841,367	—	—	98,841,367
Telecommunication Services	86,870,902	—	—	86,870,902
Utilities	101,821,232	—	—	101,821,232
Futures	118,149	—	—	118,149
Short-Term Investments	—	37,488,305	—	37,488,305

Total Assets	$2,747,133,905	$37,488,305	$—	$2,784,622,210

Total Liabilities	$—	$—	$—	$—

Total	$2,747,133,905	$37,488,305	$—	$2,784,622,210

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	118,149	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$118,149

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,874,431	—	—	1,874,431
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,874,431	$—	$—	$1,874,431

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(197,093)	—	—	(197,093)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(197,093)	$—	$—	$(197,093)

The Portfolio held futures contracts with an average notional balance of approximately $7,108,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$230,618,863
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$217,551,546

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$576,437,382
Aggregate gross unrealized depreciation	(643,919,972)

Net unrealized depreciation	$(67,482,590)

Federal income tax cost of investments	$2,851,986,651

At December 31, 2009, the Portfolio had loaned securities with a total value of $18,668,832. This was secured by collateral of $19,370,657, which was received as cash and subsequently invested in short-term investments currently valued at $19,306,877, as reported in the Portfolio of Investments.

The Portfolio has a net capital loss carryforward of $18,371,566 which expires in 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $2,793,660,115) (Securities on loan at market value $18,668,832)	$2,784,504,061
Cash	87,087
Dividends, interest and other receivables	3,717,577
Receivable from Separate Accounts for Trust shares sold	1,362,722
Other assets	18,448

Total assets	2,789,689,895

LIABILITIES
Payable for return of cash collateral on securities loaned	19,370,657
Payable to Separate Accounts for Trust shares redeemed	4,658,623
Investment management fees payable	584,977
Distribution fees payable - Class IB	318,434
Administrative fees payable	242,626
Variation margin payable on futures contracts	139,650
Trustees’ fees payable	5,980
Accrued expenses	218,915

Total liabilities	25,539,862

NET ASSETS	$2,764,150,033

Net assets were comprised of:
Paid in capital	$2,854,284,089
Accumulated undistributed net investment income (loss)	52,548
Accumulated undistributed net realized gain (loss) on investments and futures	(81,148,699)
Unrealized appreciation (depreciation) on investments and futures	(9,037,905)

Net assets	$2,764,150,033

Class IA
Net asset value, offering and redemption price per share, $1,256,337,145 / 64,635,312 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.44

Class IB
Net asset value, offering and redemption price per share, $1,507,812,888 / 77,944,879 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.34

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends	$61,104,594
Securities lending (net)	1,155,519

Total income	62,260,113

EXPENSES
Investment management fees	5,930,404
Distribution fees - Class IB	3,217,810
Administrative fees	2,456,191
Printing and mailing expenses	629,777
Custodian fees	90,500
Professional fees	64,220
Trustees’ fees	60,190
Miscellaneous	58,032

Total expenses	12,507,124

NET INVESTMENT INCOME (LOSS)	49,752,989

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(46,594,578)
Futures	1,874,431

Net realized gain (loss)	(44,720,147)

Change in unrealized appreciation (depreciation) on:
Securities	576,745,698
Futures	(197,093)

Net change in unrealized appreciation (depreciation)	576,548,605

NET REALIZED AND UNREALIZED GAIN (LOSS)	531,828,458

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$581,581,447

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$49,752,989	$55,546,762
Net realized gain (loss) on investments and futures	(44,720,147)	808,486
Net change in unrealized appreciation (depreciation) on investments and futures	576,548,605	(1,394,760,079)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	581,581,447	(1,338,404,831)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(24,328,803)	(27,040,248)
Class IB	(25,292,952)	(28,172,850)

	(49,621,755)	(55,213,098)

Distributions from net realized capital gains
Class IA	(3,104,630)	(13,774,596)
Class IB	(3,680,795)	(15,983,036)

	(6,785,425)	(29,757,632)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(56,407,180)	(84,970,730)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 7,924,697 and 11,042,614 shares, respectively ]	128,679,479	247,357,256
Capital shares issued in reinvestment of dividends and distributions [ 1,461,287 and 2,448,926 shares, respectively ]	27,433,433	40,814,844
Capital shares repurchased [ (10,167,546) and (9,529,509) shares, respectively ]	(169,962,483)	(204,212,731)

Total Class IA transactions	(13,849,571)	83,959,369

Class IB
Capital shares sold [ 15,411,848 and 11,859,411 shares, respectively ]	246,048,976	243,875,454
Capital shares issued in reinvestment of dividends and distributions [ 1,554,072 and 2,651,650 shares, respectively ]	28,973,747	44,155,886
Capital shares repurchased [ (15,141,820) and (17,978,918) shares, respectively ]	(246,817,803)	(387,683,122)

Total Class IB transactions	28,204,920	(99,651,782)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	14,355,349	(15,692,413)

TOTAL INCREASE (DECREASE) IN NET ASSETS	539,529,616	(1,439,067,974)
NET ASSETS:
Beginning of year	2,224,620,417	3,663,688,391

End of year (a)	$2,764,150,033	$2,224,620,417

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$52,548	$230,117

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007		2006	2005
Net asset value, beginning of year	$15.76	$26.05	$25.92		$23.52	$23.24

Income (loss) from investment operations:
Net investment income (loss)	0.37 (e)	0.43 (e)	0.43	(e)	0.39 (e)	0.37 (e)
Net realized and unrealized gain (loss) on investments	3.74	(10.07)	0.90	(z)	3.22	0.72

Total from investment operations	4.11	(9.64)	1.33		3.61	1.09

Less distributions:
Dividends from net investment income	(0.38)	(0.43)	(0.44)		(0.41)	(0.38)
Distributions from net realized gains	(0.05)	(0.22)	(0.76)		(0.80)	(0.43)

Total dividends and distributions	(0.43)	(0.65)	(1.20)		(1.21)	(0.81)

Net asset value, end of year	$19.44	$15.76	$26.05		$25.92	$23.52

Total return	26.18%	(37.16)%	5.22	%(z)	15.37%	4.68%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,256,337	$1,030,854	$1,600,697		$1,615,477	$1,560,845
Ratio of expenses to average net assets	0.39%	0.39%	0.38%		0.35%	0.30%
Ratio of net investment income (loss) to average net assets	2.23%	1.99%	1.58%		1.58%	1.57%
Portfolio turnover rate	9%	9%	4%		4%	7%

	Year Ended December 31,
Class IB	2009	2008	2007		2006	2005
Net asset value, beginning of year	$15.68	$25.92	$25.79		$23.41	$23.13

Income (loss) from investment operations:
Net investment income (loss)	0.33 (e)	0.37 (e)	0.36	(e)	0.33 (e)	0.31 (e)
Net realized and unrealized gain (loss) on investments	3.71	(10.01)	0.90	(z)	3.19	0.72

Total from investment operations	4.04	(9.64)	1.26		3.52	1.03

Less distributions:
Dividends from net investment income	(0.33)	(0.38)	(0.37)		(0.34)	(0.32)
Distributions from net realized gains	(0.05)	(0.22)	(0.76)		(0.80)	(0.43)

Total dividends and distributions	(0.38)	(0.60)	(1.13)		(1.14)	(0.75)

Net asset value, end of year	$19.34	$15.68	$25.92		$25.79	$23.41

Total return	25.85%	(37.32)%	4.97	%(z)	15.06%	4.42%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,507,813	$1,193,767	$2,062,991		$2,142,776	$2,018,231
Ratio of expenses to average net assets	0.64%	0.64%	0.63%		0.60%	0.55%
Ratio of net investment income (loss) to average net assets	1.98%	1.72%	1.33%		1.33%	1.32%
Portfolio turnover rate	9%	9%	4%		4%	7%

(e)	Net investment income per share is based on average shares outstanding.
(z)	In 2007, 0.04% of the Portfolio’s total return for each class consists of a voluntary payment made by the Adviser in connection with cash which remained under-invested for a period of time. This payment positively impacted the net asset value of the Portfolio’s Class IA and Class IB shares by $0.01 per share and is included in net realized and unrealized gain on investments.

See Notes to Financial Statements.

EQ/EQUITY GROWTH PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Life Insurance Company

➢	BlackRock Capital Management, Inc.

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	27.71%	1.24%	5.49%
Portfolio – IB Shares	27.70	1.04	5.30
Russell 1000® Growth Index	37.21	1.63	1.35

*   Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 8/31/01

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 27.71% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 37.21% over the same period.

Asset Class Overview

Over the 12 months, large cap growth stocks, as measured by the Russell 1000® Growth Index, posted an impressive 37.21% gain, as the more cyclical sectors of the market rebounded sharply after underperforming the defensive sectors in late 2008 and early 2009. All of the sectors in the index delivered double-digit returns. Information technology was the clear leader, returning 62%. The materials, consumer discretionary, and telecommunication services sectors were also top performers. Gains were less in utilities and consumer staples sectors.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	Stock selection in the Industrials sector, particularly cyclical companies Delta Airlines and 3M, added value.

•	The Consumer Discretionary sector contributed positively in large part due to a sharp rise in Amazon.com.

•	The Portfolio’s overweight in the top-performing Information Technology sector combined with an underweight in the Consumer Staples sector also compared favorably to the benchmark.

What hurt performance during the year:

•

Stock selection in the Health Care sector accounted for much of the underperformance as the biotechnology industry underperformed and the Portfolio’s holding in Boston Scientific declined significantly following a disappointing earnings report.

•	The rebound in the Financial sector paused during the fourth quarter and the Portfolio’s investments in JPMorgan Chase and Morgan Stanley declined modestly.

•	Stock selection in the Energy sector also detracted modestly during the period.

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	33.6%
Health Care	15.8
Consumer Staples	14.2
Consumer Discretionary	11.0
Industrials	10.7
Financials	5.0
Energy	4.3
Materials	3.6
Utilities	0.6
Telecommunication Services	0.4
Cash and Other	0.8

100.0%

EQ/EQUITY GROWTH PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,225.00	$4.21
Hypothetical (5% average return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	1,225.60	5.61
Hypothetical (5% average return before expenses)	1,000.00	1,020.16	5.09

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.0%)
Auto Components (0.3%)
BorgWarner, Inc.	26,800	$890,296
Federal Mogul Corp.*	1,600	27,680
Gentex Corp.	33,100	590,835
Goodyear Tire & Rubber Co.*	60,200	848,820
Johnson Controls, Inc.	90,800	2,473,392
TRW Automotive Holdings Corp.*	3,200	76,416
WABCO Holdings, Inc.	14,400	371,376

		5,278,815

Automobiles (0.0%)
Thor Industries, Inc.	4,700	147,580

Distributors (0.0%)
LKQ Corp.*	33,900	664,101

Diversified Consumer Services (0.4%)
Apollo Group, Inc., Class A*	32,900	1,993,082
Brink’s Home Security Holdings, Inc.*	11,800	385,152
Career Education Corp.*	16,500	384,615
DeVry, Inc.	15,600	884,988
Education Management Corp.*	2,900	63,829
H&R Block, Inc.	83,400	1,886,508
Hillenbrand, Inc.	6,200	116,808
ITT Educational Services, Inc.*	9,300	892,428
Strayer Education, Inc.	3,400	722,466
Weight Watchers International, Inc.	800	23,328

		7,353,204

Hotels, Restaurants & Leisure (2.5%)
Brinker International, Inc.	26,500	395,380
Burger King Holdings, Inc.	27,100	510,022
Carnival Corp.*	48,800	1,546,472
Chipotle Mexican Grill, Inc.*	7,800	687,648
Choice Hotels International, Inc.	2,400	75,984
Darden Restaurants, Inc.	34,300	1,202,901
Hyatt Hotels Corp., Class A*	6,300	187,803
International Game Technology	61,500	1,154,355
Las Vegas Sands Corp.*	238,700	3,566,178
Marriott International, Inc., Class A	35,134	957,401
McDonald’s Corp.	271,700	16,964,948
MGM MIRAGE*	23,600	215,232
Panera Bread Co., Class A*	6,600	442,002
Royal Caribbean Cruises Ltd.*	10,500	265,440
Scientific Games Corp., Class A*	15,400	224,070
Starbucks Corp.*	431,700	9,955,002
Starwood Hotels & Resorts Worldwide, Inc.^	144,100	5,269,737
Wendy’s/Arby’s Group, Inc., Class A	38,100	178,689
WMS Industries, Inc.*	11,300	452,000
Wyndham Worldwide Corp.	20,500	413,485
Yum! Brands, Inc.	113,800	3,979,586

		48,644,335

	Number of Shares	Value (Note 1)

Household Durables (0.1%)
Garmin Ltd.	22,700	$696,890
Harman International Industries, Inc.	7,900	278,712
KB Home	1,500	20,520
Leggett & Platt, Inc.	23,000	469,200
M.D.C. Holdings, Inc.	3,700	114,848
Newell Rubbermaid, Inc.	11,700	175,617
NVR, Inc.*	200	142,142
Pulte Homes, Inc.*	8,100	81,000

		1,978,929

Internet & Catalog Retail (1.4%)
Amazon.com, Inc.*	173,600	23,352,672
Expedia, Inc.*	41,300	1,061,823
Netflix, Inc.*	9,700	534,858
priceline.com, Inc.*	10,800	2,359,800

		27,309,153

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	18,200	583,492
Mattel, Inc.	69,700	1,392,606

		1,976,098

Media (1.5%)
CBS Corp., Class B	444,200	6,241,010
Comcast Corp., Class A	595,600	10,041,816
CTC Media, Inc.*	7,500	111,750
DIRECTV, Class A*	112,700	3,758,545
Discovery Communications, Inc., Class C*	64,800	1,718,496
Interactive Data Corp.	4,400	111,320
John Wiley & Sons, Inc., Class A	10,000	418,800
McGraw-Hill Cos., Inc.	78,100	2,617,131
Morningstar, Inc.*	5,000	241,700
New York Times Co., Class A*	1,900	23,484
Omnicom Group, Inc.	76,700	3,002,805
Regal Entertainment Group, Class A	10,800	155,952
Scripps Networks Interactive, Inc., Class A	12,700	527,050
Warner Music Group Corp.*	2,400	13,584

		28,983,443

Multiline Retail (1.7%)
Big Lots, Inc.*	2,400	69,552
Dollar General Corp.*	5,100	114,393
Dollar Tree, Inc.*	22,500	1,086,750
Family Dollar Stores, Inc.	35,000	974,050
J.C. Penney Co., Inc.	205,200	5,460,372
Kohl’s Corp.*	280,400	15,121,972
Nordstrom, Inc.	40,641	1,527,289
Target Corp.	185,700	8,982,309

		33,336,687

Specialty Retail (2.4%)
Aaron’s, Inc.	12,400	343,852
Abercrombie & Fitch Co., Class A	11,300	393,805
Advance Auto Parts, Inc.	23,400	947,232
Aeropostale, Inc.*	16,300	555,015

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

American Eagle Outfitters, Inc.	41,900	$711,462
AutoNation, Inc.*	1,800	34,470
AutoZone, Inc.*	7,500	1,185,525
Barnes & Noble, Inc.	2,000	38,140
Bed Bath & Beyond, Inc.*	64,200	2,480,046
Best Buy Co., Inc.	82,500	3,255,450
CarMax, Inc.*^	207,700	5,036,725
Chico’s FAS, Inc.*	40,600	570,430
Dick’s Sporting Goods, Inc.*	22,100	549,627
Foot Locker, Inc.	17,900	199,406
GameStop Corp., Class A*	36,100	792,034
Gap, Inc.	104,800	2,195,560
Guess?, Inc.	14,500	613,350
Home Depot, Inc.	204,700	5,921,971
Limited Brands, Inc.	43,700	840,788
Lowe’s Cos., Inc.	114,300	2,673,477
Office Depot, Inc.*	13,000	83,850
O’Reilly Automotive, Inc.*	33,800	1,288,456
Penske Automotive Group, Inc.*	3,600	54,648
PetSmart, Inc.	31,100	830,059
RadioShack Corp.	4,300	83,850
Ross Stores, Inc.	31,600	1,349,636
Sherwin-Williams Co.	21,200	1,306,980
Staples, Inc.	176,424	4,338,266
Tiffany & Co.	27,900	1,199,700
TJX Cos., Inc.	101,849	3,722,581
Urban Outfitters, Inc.*	31,900	1,116,181
Williams-Sonoma, Inc.	9,900	205,722

		44,918,294

Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc.	78,200	2,856,646
Hanesbrands, Inc.*	22,900	552,119
NIKE, Inc., Class B	89,200	5,893,444
Phillips-Van Heusen Corp.	8,200	333,576
Polo Ralph Lauren Corp.	13,000	1,052,740
VF Corp.	5,200	380,848

		11,069,373

Total Consumer Discretionary		211,660,012

Consumer Staples (14.2%)
Beverages (3.4%)
Brown-Forman Corp., Class B	18,700	1,001,759
Coca-Cola Co.	679,200	38,714,400
Coca-Cola Enterprises, Inc.	65,600	1,390,720
Hansen Natural Corp.*	17,100	656,640
Molson Coors Brewing Co., Class B	1,900	85,804
Pepsi Bottling Group, Inc.	28,100	1,053,750
PepsiCo, Inc.	383,600	23,322,880

		66,225,953

Food & Staples Retailing (3.6%)
BJ’s Wholesale Club, Inc.*	2,500	81,775
Costco Wholesale Corp.	106,700	6,313,439
CVS Caremark Corp.	108,900	3,507,669
Kroger Co.	136,600	2,804,398
Sysco Corp.	145,400	4,062,476
Walgreen Co.	245,000	8,996,400

	Number of Shares	Value (Note 1)

Wal-Mart Stores, Inc.	803,100	$42,925,695
Whole Foods Market, Inc.*	22,600	620,370

		69,312,222

Food Products (0.9%)
Archer-Daniels-Midland Co.	88,900	2,783,459
Campbell Soup Co.	33,300	1,125,540
Dean Foods Co.*	44,400	800,976
Flowers Foods, Inc.	16,600	394,416
General Mills, Inc.	33,600	2,379,216
Green Mountain Coffee Roasters, Inc.*	8,300	676,201
H.J. Heinz Co.	62,700	2,681,052
Hershey Co.	22,100	790,959
Hormel Foods Corp.	1,800	69,210
Kellogg Co.	62,300	3,314,360
McCormick & Co., Inc. (Non - Voting)	32,600	1,177,838
Sara Lee Corp.	41,600	506,688
Smithfield Foods, Inc.*	2,400	36,456

		16,736,371

Household Products (3.3%)
Church & Dwight Co., Inc.	17,400	1,051,830
Clorox Co.	30,500	1,860,500
Colgate-Palmolive Co.	123,400	10,137,310
Energizer Holdings, Inc.*	14,379	881,145
Kimberly-Clark Corp.	88,500	5,638,335
Procter & Gamble Co.	729,200	44,211,396

		63,780,516

Personal Products (0.7%)
Alberto-Culver Co.	17,500	512,575
Avon Products, Inc.	290,100	9,138,150
Estee Lauder Cos., Inc., Class A	27,500	1,329,900
Herbalife Ltd.	15,000	608,550
Mead Johnson Nutrition Co., Class A	22,707	992,296
NBTY, Inc.*	9,600	417,984

		12,999,455

Tobacco (2.3%)
Altria Group, Inc.	510,800	10,027,004
Lorillard, Inc.	36,700	2,944,441
Philip Morris International, Inc.	630,100	30,364,519

		43,335,964

Total Consumer Staples		272,390,481

Energy (4.3%)
Energy Equipment & Services (1.4%)
Atwood Oceanics, Inc.*	11,400	408,690
Cameron International Corp.*	53,800	2,248,840
Diamond Offshore Drilling, Inc.	16,900	1,663,298
Dresser-Rand Group, Inc.*	20,100	635,361
Exterran Holdings, Inc.*	7,500	160,875
FMC Technologies, Inc.*	30,900	1,787,256
Helmerich & Payne, Inc.	8,600	342,968
Oceaneering International, Inc.*	13,300	778,316
Patterson-UTI Energy, Inc.	5,800	89,030
Pride International, Inc.*	19,500	622,245
Rowan Cos., Inc.*	5,100	115,464

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Schlumberger Ltd.	183,500	$11,944,015
Seahawk Drilling, Inc.*	1,406	31,691
Smith International, Inc.	35,900	975,403
Transocean Ltd.*	55,100	4,562,280

		26,365,732

Oil, Gas & Consumable Fuels (2.9%)
Alpha Natural Resources, Inc.*	29,308	1,271,381
Anadarko Petroleum Corp.	78,500	4,899,970
CNX Gas Corp.*	5,600	165,312
Comstock Resources, Inc.*	1,000	40,570
Consol Energy, Inc.	44,400	2,211,120
Continental Resources, Inc.*	3,800	162,982
El Paso Corp.	46,800	460,044
EOG Resources, Inc.^	50,700	4,933,110
EXCO Resources, Inc.	29,900	634,777
Exxon Mobil Corp.	310,200	21,152,538
Forest Oil Corp.*	10,700	238,075
Frontier Oil Corp.	19,100	229,964
Holly Corp.	10,500	269,115
Mariner Energy, Inc.*	20,900	242,649
Massey Energy Co.	16,600	697,366
Peabody Energy Corp.	66,400	3,001,944
Petrohawk Energy Corp.*	400,100	9,598,399
Plains Exploration & Production Co.*	19,400	536,604
Quicksilver Resources, Inc.*	27,600	414,276
Range Resources Corp.	6,000	299,100
Southwestern Energy Co.*	84,300	4,063,260
St. Mary Land & Exploration Co.	3,400	116,416
Teekay Corp.	4,800	111,408
Tesoro Corp.	14,600	197,830

		55,948,210

Total Energy		82,313,942

Financials (5.0%)
Capital Markets (1.8%)
Affiliated Managers Group, Inc.*	10,000	673,500
Ameriprise Financial, Inc.	4,500	174,690
Bank of New York Mellon Corp.	60,700	1,697,779
BlackRock, Inc.	2,600	603,720
Charles Schwab Corp.	235,000	4,422,700
Eaton Vance Corp.	28,800	875,808
Federated Investors, Inc., Class B	20,300	558,250
Franklin Resources, Inc.	16,700	1,759,345
GLG Partners, Inc.*	49,400	159,068
Goldman Sachs Group, Inc.	7,800	1,316,952
Greenhill & Co., Inc.	5,300	425,272
Invesco Ltd.	8,400	197,316
Investment Technology Group, Inc.*	900	17,730
Janus Capital Group, Inc.	40,700	547,415
Jefferies Group, Inc.*	21,100	500,703
Lazard Ltd., Class A	18,800	713,836
Morgan Stanley	265,100	7,846,960
Northern Trust Corp.	59,865	3,136,926
SEI Investments Co.	29,400	515,088

	Number of Shares	Value (Note 1)

State Street Corp.	65,411	$2,847,995
T. Rowe Price Group, Inc.	62,600	3,333,450
TD Ameritrade Holding Corp.*	65,500	1,269,390
Waddell & Reed Financial, Inc., Class A	21,400	653,556

		34,247,449

Commercial Banks (0.6%)
BOK Financial Corp.	1,800	85,536
CapitalSource, Inc.	9,700	38,509
Commerce Bancshares, Inc./Missouri	5,670	219,542
Wells Fargo & Co.^	440,800	11,897,192

		12,240,779

Consumer Finance (0.2%)
American Express Co.	46,000	1,863,920
AmeriCredit Corp.*	7,100	135,184
Capital One Financial Corp.	31,900	1,223,046
SLM Corp.*	26,400	297,528
Student Loan Corp.	100	4,657

		3,524,335

Diversified Financial Services (0.7%)
CME Group, Inc.	12,790	4,296,801
IntercontinentalExchange, Inc.*	18,100	2,032,630
JPMorgan Chase & Co.	116,800	4,867,056
Leucadia National Corp.*	17,700	421,083
Moody’s Corp.	46,700	1,251,560
MSCI, Inc., Class A*	24,600	782,280
NASDAQ OMX Group, Inc.*	15,600	309,192
NYSE Euronext	17,400	440,220

		14,400,822

Insurance (1.0%)
Aflac, Inc.	115,300	5,332,625
American International Group, Inc.*	11,915	357,212
Arthur J. Gallagher & Co.	22,600	508,726
Axis Capital Holdings Ltd.	10,500	298,305
Brown & Brown, Inc.	22,300	400,731
CNA Financial Corp.*	3,200	76,800
Endurance Specialty Holdings Ltd.	4,300	160,089
Erie Indemnity Co., Class A	5,400	210,708
Fidelity National Financial, Inc., Class A	9,000	121,140
Genworth Financial, Inc., Class A*	52,900	600,415
Hanover Insurance Group, Inc.	1,000	44,430
Lincoln National Corp.	24,000	597,120
Marsh & McLennan Cos., Inc.	10,200	225,216
MetLife, Inc.	137,300	4,853,555
Principal Financial Group, Inc.	77,000	1,851,080
Progressive Corp.*	18,100	325,619
Prudential Financial, Inc.	59,400	2,955,744
Reinsurance Group of America, Inc.	1,500	71,475
Validus Holdings Ltd.	3,500	94,290
W.R. Berkley Corp.	11,500	283,360

		19,368,640

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Real Estate Investment Trusts (REITs) (0.5%)
Alexandria Real Estate Equities, Inc. (REIT)	2,200	$141,438
Digital Realty Trust, Inc. (REIT)	18,800	945,264
Federal Realty Investment Trust (REIT)	2,000	135,440
HCP, Inc. (REIT)	27,400	836,796
Health Care REIT, Inc. (REIT)	15,300	678,096
Nationwide Health Properties, Inc. (REIT)	20,800	731,744
Plum Creek Timber Co., Inc. (REIT)	14,800	558,848
Public Storage (REIT)	33,100	2,695,995
Rayonier, Inc. (REIT)	9,300	392,088
Simon Property Group, Inc. (REIT)	25,364	2,024,047

		9,139,756

Real Estate Management & Development (0.1%)
CB Richard Ellis Group, Inc., Class A*	57,000	773,490
St. Joe Co.*	22,600	652,914

		1,426,404

Thrifts & Mortgage Finance (0.1%)
Capitol Federal Financial	5,200	163,592
Hudson City Bancorp, Inc.	64,200	881,466
TFS Financial Corp.	2,500	30,350

		1,075,408

Total Financials		95,423,593

Health Care (15.8%)
Biotechnology (2.9%)
Abraxis Bioscience, Inc.*	1,700	68,935
Alexion Pharmaceuticals, Inc.*	21,500	1,049,630
Amgen, Inc.*^	422,100	23,878,197
Amylin Pharmaceuticals, Inc.*	33,900	481,041
Biogen Idec, Inc.*	70,800	3,787,800
BioMarin Pharmaceutical, Inc.*	23,500	442,035
Celgene Corp.*	113,600	6,325,248
Cephalon, Inc.*	18,400	1,148,344
Dendreon Corp.*	28,500	748,980
Genzyme Corp.*	66,100	3,239,561
Gilead Sciences, Inc.*	223,900	9,690,392
Myriad Genetics, Inc.*	23,300	608,130
OSI Pharmaceuticals, Inc.*	13,800	428,214
Talecris Biotherapeutics Holdings Corp.*	11,700	260,559
United Therapeutics Corp.*	11,200	589,680
Vertex Pharmaceuticals, Inc.*	47,600	2,039,660

		54,786,406

Health Care Equipment & Supplies (3.0%)
Baxter International, Inc.	149,400	8,766,792
Beckman Coulter, Inc.	16,600	1,086,304
Becton, Dickinson and Co.	59,100	4,660,626
Boston Scientific Corp.*	134,000	1,206,000
C.R. Bard, Inc.	24,600	1,916,340
DENTSPLY International, Inc.	36,900	1,297,773
Edwards Lifesciences Corp.*	13,700	1,189,845

	Number of Shares	Value (Note 1)

Gen-Probe, Inc.*	11,800	$506,220
Hill-Rom Holdings, Inc.	6,500	155,935
Hologic, Inc.*	6,500	94,250
Hospira, Inc.*	39,700	2,024,700
IDEXX Laboratories, Inc.*	14,700	785,568
Intuitive Surgical, Inc.*	9,400	2,851,208
Inverness Medical Innovations, Inc.*	9,700	402,647
Kinetic Concepts, Inc.*	5,700	214,605
Medtronic, Inc.	275,600	12,120,888
ResMed, Inc.*	18,600	972,222
St. Jude Medical, Inc.*	84,800	3,118,944
Stryker Corp.	83,400	4,200,858
Teleflex, Inc.	4,400	237,116
Varian Medical Systems, Inc.*	31,368	1,469,590
Zimmer Holdings, Inc.*	155,800	9,209,338

		58,487,769

Health Care Providers & Services (2.6%)
Aetna, Inc.	23,200	735,440
AmerisourceBergen Corp.	64,900	1,691,943
CIGNA Corp.	4,600	162,242
Community Health Systems, Inc.*	12,100	430,760
Coventry Health Care, Inc.*	10,900	264,761
DaVita, Inc.*	25,400	1,491,996
Emdeon, Inc., Class A*	5,300	80,825
Express Scripts, Inc.*	179,100	15,483,195
Health Management Associates, Inc., Class A*	64,100	466,007
Henry Schein, Inc.*	22,600	1,188,760
Humana, Inc.*	15,100	662,739
Laboratory Corp. of America Holdings*	26,700	1,998,228
Lincare Holdings, Inc.*	13,200	489,984
McKesson Corp.	33,000	2,062,500
Medco Health Solutions, Inc.*	249,800	15,964,718
MEDNAX, Inc.*	3,800	228,418
Omnicare, Inc.	13,000	314,340
Patterson Cos., Inc.*	25,500	713,490
Quest Diagnostics, Inc.	38,500	2,324,630
Tenet Healthcare Corp.*	84,700	456,533
Universal Health Services, Inc., Class B	1,800	54,900
VCA Antech, Inc.*	20,400	508,368
WellPoint, Inc.*^	53,600	3,124,344

		50,899,121

Health Care Technology (0.4%)
Allscripts-Misys Healthcare Solutions, Inc.*	16,200	327,726
Cerner Corp.*^	84,000	6,924,960
IMS Health, Inc.	9,600	202,176

		7,454,862

Life Sciences Tools & Services (1.0%)
Bio-Rad Laboratories, Inc., Class A*	4,500	434,070
Charles River Laboratories International, Inc.*	11,400	384,066
Covance, Inc.*	78,600	4,289,202
Illumina, Inc.*	30,700	940,955

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Life Technologies Corp.*^	143,900	$7,515,897
Mettler-Toledo International, Inc.*	8,200	860,918
Millipore Corp.*	13,900	1,005,665
PerkinElmer, Inc.	6,600	135,894
Pharmaceutical Product Development, Inc.	26,800	628,192
Techne Corp.	9,000	617,040
Thermo Fisher Scientific, Inc.*	8,800	419,672
Waters Corp.*	24,000	1,487,040

		18,718,611

Pharmaceuticals (5.9%)
Abbott Laboratories, Inc.	622,299	33,597,923
Allergan, Inc.	74,800	4,713,148
Bristol-Myers Squibb Co.	233,085	5,885,396
Eli Lilly and Co.	131,000	4,678,010
Johnson & Johnson	525,700	33,860,337
Merck & Co., Inc.	291,545	10,653,054
Mylan, Inc.*	53,900	993,377
Perrigo Co.	19,600	780,864
Pfizer, Inc.	623,200	11,336,008
Teva Pharmaceutical Industries Ltd. (ADR)	96,000	5,393,280
Valeant Pharmaceuticals International*	16,600	527,714

		112,419,111

Total Health Care		302,765,880

Industrials (10.7%)
Aerospace & Defense (2.2%)
Alliant Techsystems, Inc.*	8,000	706,160
BE Aerospace, Inc.*	12,100	284,350
Boeing Co.	14,600	790,298
General Dynamics Corp.	7,900	538,543
Goodrich Corp.	30,700	1,972,475
Honeywell International, Inc.	182,900	7,169,680
ITT Corp.	4,700	233,778
Lockheed Martin Corp.	78,200	5,892,370
Northrop Grumman Corp.	9,200	513,820
Precision Castparts Corp.	34,500	3,807,075
Raytheon Co.	74,400	3,833,088
Rockwell Collins, Inc.	39,300	2,175,648
Spirit AeroSystems Holdings, Inc., Class A*	8,800	174,768
TransDigm Group, Inc.	10,300	489,147
United Technologies Corp.	189,100	13,125,431

		41,706,631

Air Freight & Logistics (1.5%)
C.H. Robinson Worldwide, Inc.^	133,200	7,822,836
Expeditors International of Washington, Inc.	52,500	1,823,325
United Parcel Service, Inc., Class B	342,900	19,672,173
UTi Worldwide, Inc.	22,700	325,064

		29,643,398

Airlines (0.7%)
AMR Corp.*	74,100	572,793

	Number of Shares	Value (Note 1)

Continental Airlines, Inc., Class B*	32,900	$589,568
Copa Holdings S.A., Class A	7,800	424,866
Delta Air Lines, Inc.*^	1,016,200	11,564,356
Southwest Airlines Co.	56,200	642,366

		13,793,949

Building Products (0.1%)
Armstrong World Industries, Inc.*	2,300	89,539
Lennox International, Inc.	11,900	464,576
Masco Corp.	40,900	564,829
Owens Corning, Inc.*	9,700	248,708

		1,367,652

Commercial Services & Supplies (0.4%)
Avery Dennison Corp.	5,500	200,695
Brink’s Co.	10,300	250,702
Cintas Corp.	6,200	161,510
Copart, Inc.*	16,300	597,069
Corrections Corp. of America*	3,400	83,470
Iron Mountain, Inc.*	45,100	1,026,476
R.R. Donnelley & Sons Co.	13,800	307,326
Republic Services, Inc.	24,600	696,426
Stericycle, Inc.*	20,600	1,136,502
Waste Connections, Inc.*	14,100	470,094
Waste Management, Inc.	108,200	3,658,242

		8,588,512

Construction & Engineering (0.2%)
Aecom Technology Corp.*	24,000	660,000
Fluor Corp.	44,500	2,004,280
Jacobs Engineering Group, Inc.*	29,900	1,124,539
Shaw Group, Inc.*	16,300	468,625
URS Corp.*	2,400	106,848

		4,364,292

Electrical Equipment (0.7%)
A123 Systems, Inc.*	4,000	89,760
AMETEK, Inc.	26,600	1,017,184
Emerson Electric Co.	185,600	7,906,560
First Solar, Inc.*	12,697	1,719,174
Hubbell, Inc., Class B	1,700	80,410
Rockwell Automation, Inc.	3,700	173,826
Roper Industries, Inc.	19,200	1,005,504
SunPower Corp., Class A*	23,400	554,112
Thomas & Betts Corp.*	4,400	157,476

		12,704,006

Industrial Conglomerates (1.4%)
3M Co.	312,100	25,801,307
Carlisle Cos., Inc.	4,300	147,318
McDermott International, Inc.*	57,200	1,373,372

		27,321,997

Machinery (2.5%)
Bucyrus International, Inc.	4,400	248,028
Caterpillar, Inc.	73,800	4,205,862
Crane Co.	6,600	202,092
Cummins, Inc.	135,700	6,223,202
Danaher Corp.	216,700	16,295,840
Deere & Co.	26,210	1,417,699

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Donaldson Co., Inc.	19,000	$808,260
Dover Corp.	33,000	1,373,130
Flowserve Corp.	13,600	1,285,608
Graco, Inc.	7,100	202,847
Harsco Corp.	15,200	489,896
IDEX Corp.	12,400	386,260
Joy Global, Inc.	22,400	1,155,616
Navistar International Corp.*	15,300	591,345
PACCAR, Inc.	277,000	10,046,790
Pall Corp.	29,300	1,060,660
Pentair, Inc.	7,100	229,330
Snap-On, Inc.	4,100	173,266
Toro Co.	8,600	359,566
Valmont Industries, Inc.	5,500	431,475
Wabtec Corp.	11,300	461,492

		47,648,264

Marine (0.0%)
Kirby Corp.*	2,900	101,007

Professional Services (0.5%)
Dun & Bradstreet Corp.	13,100	1,105,247
Equifax, Inc.	24,200	747,538
FTI Consulting, Inc.*	12,500	589,500
IHS, Inc., Class A*	11,600	635,796
Manpower, Inc.	72,500	3,957,050
Monster Worldwide, Inc.*	18,000	313,200
Robert Half International, Inc.	37,700	1,007,721
Verisk Analytics, Inc., Class A*	17,700	535,956

		8,892,008

Road & Rail (0.3%)
Con-way, Inc.	4,000	139,640
J.B. Hunt Transport Services, Inc.	21,100	680,897
Kansas City Southern*	10,800	359,532
Landstar System, Inc.	12,700	492,379
Norfolk Southern Corp.	11,500	602,830
Union Pacific Corp.	66,000	4,217,400

		6,492,678

Trading Companies & Distributors (0.2%)
Fastenal Co.	32,400	1,349,136
GATX Corp.	5,300	152,375
MSC Industrial Direct Co., Class A	10,800	507,600
W.W. Grainger, Inc.	15,100	1,462,133
WESCO International, Inc.*	5,200	140,452

		3,611,696

Total Industrials		206,236,090

Information Technology (33.6%)
Communications Equipment (4.8%)
Brocade Communications Systems, Inc.*	35,400	270,102
Ciena Corp.*	2,600	28,184
Cisco Systems, Inc.*	1,852,743	44,354,668
F5 Networks, Inc.*	19,500	1,033,110
Harris Corp.	25,600	1,217,280
JDS Uniphase Corp.*	24,300	200,475
Juniper Networks, Inc.*	128,200	3,419,094
Motorola, Inc.*	38,100	295,656

	Number of Shares	Value (Note 1)

Palm, Inc.*^	429,600	$4,313,184
QUALCOMM, Inc.	809,900	37,465,974

		92,597,727

Computers & Peripherals (9.7%)
Apple, Inc.*	337,200	71,101,992
Dell, Inc.*	422,800	6,071,408
Diebold, Inc.	15,100	429,595
EMC Corp.*	316,600	5,531,002
Hewlett-Packard Co.	764,900	39,399,999
International Business Machines Corp.	325,746	42,640,151
NCR Corp.*	41,200	458,556
NetApp, Inc.*	241,500	8,305,185
QLogic Corp.*	28,900	545,343
SanDisk Corp.*	26,600	771,134
Seagate Technology	388,000	7,057,720
Teradata Corp.*	34,700	1,090,621
Western Digital Corp.*	49,100	2,167,765

		185,570,471

Electronic Equipment, Instruments & Components (0.8%)
Agilent Technologies, Inc.*	83,900	2,606,773
Amphenol Corp., Class A	41,800	1,930,324
Arrow Electronics, Inc.*	12,900	381,969
Avnet, Inc.*	11,700	352,872
AVX Corp.	900	11,403
Corning, Inc.	326,200	6,298,922
Dolby Laboratories, Inc., Class A*	12,900	615,717
FLIR Systems, Inc.*	37,500	1,227,000
Itron, Inc.*	9,300	628,401
Jabil Circuit, Inc.	22,300	387,351
Molex, Inc.	2,900	62,495
National Instruments Corp.	13,400	394,630
Trimble Navigation Ltd.*	29,200	735,840
Vishay Intertechnology, Inc.*	10,300	86,005

		15,719,702

Internet Software & Services (4.1%)
Akamai Technologies, Inc.*	42,800	1,084,124
Baidu, Inc. (ADR)*	13,600	5,592,728
eBay, Inc.*	63,900	1,504,206
Equinix, Inc.*	9,400	997,810
Google, Inc., Class A*	100,500	62,307,990
IAC/InterActiveCorp*	9,800	200,704
Sohu.com, Inc.*	7,700	441,056
VeriSign, Inc.*	47,500	1,151,400
WebMD Health Corp.*	6,754	259,962
Yahoo!, Inc.*	272,600	4,574,228

		78,114,208

IT Services (2.1%)
Affiliated Computer Services, Inc., Class A*	13,500	805,815
Alliance Data Systems Corp.*	13,100	846,129
Amdocs Ltd.*	7,100	202,563
Automatic Data Processing, Inc.	123,800	5,301,116
Broadridge Financial Solutions, Inc.	20,600	464,736
Cognizant Technology Solutions Corp., Class A*	71,600	3,243,480

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Convergys Corp.*	3,300	$35,475
DST Systems, Inc.*	8,200	357,110
Fidelity National Information Services, Inc.	47,860	1,121,838
Fiserv, Inc.*	38,800	1,881,024
Genpact Ltd.*	14,000	208,600
Global Payments, Inc.	19,900	1,071,814
Hewitt Associates, Inc., Class A*	20,500	866,330
Lender Processing Services, Inc.	23,700	963,642
Mastercard, Inc., Class A	21,000	5,375,580
NeuStar, Inc., Class A*	18,300	421,632
Paychex, Inc.	79,200	2,426,688
SAIC, Inc.*	71,800	1,359,892
Total System Services, Inc.	28,100	485,287
Visa, Inc., Class A	111,000	9,708,060
Western Union Co.	171,900	3,240,315

		40,387,126

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	13,100	371,516

Semiconductors & Semiconductor Equipment (4.2%)
Advanced Micro Devices, Inc.*	70,800	685,344
Altera Corp.	73,300	1,658,779
Analog Devices, Inc.	72,200	2,280,076
Broadcom Corp., Class A*	290,000	9,120,500
Cree, Inc.*	52,900	2,981,973
Cypress Semiconductor Corp.*	35,700	376,992
Integrated Device Technology, Inc.*	4,300	27,821
Intel Corp.	848,800	17,315,520
International Rectifier Corp.*	8,300	183,596
Intersil Corp., Class A	15,800	242,372
Lam Research Corp.*	188,200	7,379,322
Linear Technology Corp.	55,500	1,694,970
Marvell Technology Group Ltd.*	114,900	2,384,175
Maxim Integrated Products, Inc.	64,000	1,299,200
MEMC Electronic Materials, Inc.*	54,700	745,014
Microchip Technology, Inc.	40,700	1,182,742
Micron Technology, Inc.*^	562,100	5,935,776
National Semiconductor Corp.	57,500	883,200
Novellus Systems, Inc.*	15,400	359,436
NVIDIA Corp.*^	411,000	7,677,480
ON Semiconductor Corp.*	103,000	907,430
PMC-Sierra, Inc.*	382,150	3,309,419
Rambus, Inc.*	26,300	641,720
Silicon Laboratories, Inc.*	11,400	551,076
Teradyne, Inc.*	45,000	482,850
Texas Instruments, Inc.	313,200	8,161,992
Varian Semiconductor Equipment Associates, Inc.*	18,000	645,840
Xilinx, Inc.	67,800	1,699,068

		80,813,683

Software (7.9%)
Activision Blizzard, Inc.*	80,900	898,799
Adobe Systems, Inc.*	129,200	4,751,976
ANSYS, Inc.*	21,300	925,698

	Number of Shares	Value (Note 1)

Autodesk, Inc.*	38,400	$975,744
BMC Software, Inc.*	45,700	1,832,570
CA, Inc.	75,100	1,686,746
Cadence Design Systems, Inc.*	68,500	410,315
Check Point Software Technologies Ltd.*	221,600	7,507,808
Citrix Systems, Inc.*	44,800	1,864,128
Electronic Arts, Inc.*	79,600	1,412,900
FactSet Research Systems, Inc.	10,500	691,635
Intuit, Inc.*	79,500	2,441,445
McAfee, Inc.*	38,100	1,545,717
MICROS Systems, Inc.*	19,600	608,188
Microsoft Corp.	2,664,100	81,228,409
Novell, Inc.*	40,500	168,075
Nuance Communications, Inc.*	47,600	739,704
Oracle Corp.	941,800	23,111,772
Red Hat, Inc.*	46,300	1,430,670
Rovi Corp.*	16,700	532,229
Salesforce.com, Inc.*^	151,600	11,183,532
Sybase, Inc.*	20,600	894,040
Symantec Corp.*	201,300	3,601,257
Synopsys, Inc.*	21,700	483,476
VMware, Inc., Class A*	12,300	521,274

		151,448,107

Total Information Technology		645,022,540

Materials (3.6%)
Chemicals (2.0%)
Air Products & Chemicals, Inc.	18,100	1,467,186
Albemarle Corp.	1,400	50,918
Ashland, Inc.	1,300	51,506
Celanese Corp., Class A	35,400	1,136,340
CF Industries Holdings, Inc.	10,100	916,878
E.I. du Pont de Nemours & Co.	73,600	2,478,112
Ecolab, Inc.	148,300	6,611,214
FMC Corp.	15,300	853,128
International Flavors & Fragrances, Inc.	18,900	777,546
Intrepid Potash, Inc.*	10,000	291,700
Lubrizol Corp.	14,700	1,072,365
Monsanto Co.	134,800	11,019,900
Mosaic Co.	39,226	2,342,969
Nalco Holding Co.	33,700	859,687
Praxair, Inc.	75,900	6,095,529
RPM International, Inc.	17,600	357,808
Scotts Miracle-Gro Co., Class A	11,600	455,996
Sigma-Aldrich Corp.	30,000	1,515,900
Terra Industries, Inc.	16,900	544,011
Valhi, Inc.	500	6,985

		38,905,678

Construction Materials (0.0%)
Eagle Materials, Inc.	10,200	265,710
Martin Marietta Materials, Inc.	4,400	393,404

		659,114

Containers & Packaging (0.2%)
Ball Corp.	15,100	780,670
Crown Holdings, Inc.*	40,000	1,023,200
Owens-Illinois, Inc.*	34,200	1,124,154
Packaging Corp. of America	2,600	59,826
Pactiv Corp.*	26,200	632,468

		3,620,318

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Metals & Mining (1.4%)
Agnico-Eagle Mines Ltd.	36,400	$1,965,600
Alcoa, Inc.	110,700	1,784,484
Cliffs Natural Resources, Inc.	3,300	152,097
Compass Minerals International, Inc.	4,500	302,355
Freeport-McMoRan Copper & Gold, Inc.*	121,500	9,755,235
Newmont Mining Corp.	118,100	5,587,311
Royal Gold, Inc.	2,700	127,170
Schnitzer Steel Industries, Inc., Class A	4,400	209,880
Southern Copper Corp.	32,300	1,062,993
United States Steel Corp.^	73,800	4,067,856
Walter Energy, Inc.	13,200	994,092

		26,009,073

Total Materials		69,194,183

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.1%)
Frontier Communications Corp.	35,300	275,693
tw telecom, Inc.*	36,300	622,182
Windstream Corp.	51,000	560,490

		1,458,365

Wireless Telecommunication Services (0.3%)
American Tower Corp., Class A*	98,100	4,238,901
Crown Castle International Corp.*	25,700	1,003,328
Leap Wireless International, Inc.*	11,800	207,090
MetroPCS Communications, Inc.*	62,900	479,927
NII Holdings, Inc.*	2,300	77,234
SBA Communications Corp., Class A*	28,300	966,728

		6,973,208

Total Telecommunication Services		8,431,573

Utilities (0.6%)
Electric Utilities (0.3%)
Allegheny Energy, Inc.	25,200	591,696
DPL, Inc.	3,700	102,120
Exelon Corp.	14,000	684,180
FPL Group, Inc.	13,200	697,224
ITC Holdings Corp.	11,900	619,871
NV Energy, Inc.	26,000	321,880
PPL Corp.	92,800	2,998,368

		6,015,339

Gas Utilities (0.1%)
EQT Corp.	32,700	1,436,184

Independent Power Producers & Energy Traders (0.2%)
AES Corp.*	132,900	1,768,899
Calpine Corp.*	43,300	476,300
Constellation Energy Group, Inc.	38,400	1,350,528
Ormat Technologies, Inc.	5,100	192,984

		3,788,711

	Number of Shares	Value (Note 1)

Multi-Utilities (0.0%)
CenterPoint Energy, Inc.	80,000	$1,160,800
Integrys Energy Group, Inc.	4,400	184,756

		1,345,556

Water Utilities (0.0%)
American Water Works Co., Inc.	2,200	49,302

Total Utilities		12,635,092

Total Common Stocks (99.2%) (Cost $1,554,397,720)		1,906,073,386

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (0.1%)
U.S. Treasury Bills 0.04%, 3/11/10 #(p)	$1,260,000	1,259,897

Short-Term Investments of Cash Collateral for Securities Loaned (0.7%)
Calyon/New York 0.41%, 7/2/10 (l)	4,999,308	5,000,288
Goldman Sachs & Co., Repurchase Agreement 0.01%, 1/4/10 (v)	4,564,389	4,564,389
Pricoa Global Funding I 0.40%, 6/25/10 (l)	4,999,755	4,927,289

Total Short-Term Investments of Cash Collateral for Securities Loaned		14,491,966

Time Deposit (0.5%)
JPMorgan Chase Nassau 0.000%, 1/4/10	9,750,147	9,750,147

Total Short-Term Investments (1.3%) (Cost/Amortized Cost $25,573,551)		25,502,010

Total Investments (100.5%) (Cost/Amortized Cost $1,579,971,271)		1,931,575,396
Other Assets Less Liabilities (-0.5%)		(10,466,197)

Net Assets (100%)		$1,921,109,199

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,259,897.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(p)	Yield to maturity.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Government National Mortgage Association, 2.750%—15.000%, maturing 2/15/10 to 12/20/39, which had a total value of $4,655,677.

Glossary:

ADR—	American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	127	March-10	$4,487,323	$4,721,225	$233,902
S&P 500 Index	37	March-10	10,090,958	10,273,975	183,017

					$416,919

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$211,660,012	$—	$—	$211,660,012
Consumer Staples	272,390,481	—	—	272,390,481
Energy	82,313,942	—	—	82,313,942
Financials	95,423,593	—	—	95,423,593
Health Care	302,765,880	—	—	302,765,880
Industrials	206,236,090	—	—	206,236,090
Information Technology	645,022,540	—	—	645,022,540
Materials	69,194,183	—	—	69,194,183
Telecommunication Services	8,431,573	—	—	8,431,573
Utilities	12,635,092	—	—	12,635,092
Futures	416,919	—	—	416,919
Short-Term Investments	—	25,502,010	—	25,502,010

Total Assets	$1,906,490,305	$25,502,010	$—	$1,931,992,315

Total Liabilities	$—	$—	$—	$—

Total	$1,906,490,305	$25,502,010	$—	$1,931,992,315

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	416,919	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$416,919

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(2,110,782)	—	—	(2,110,782)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(2,110,782)	$—	$—	$(2,110,782)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	416,919	—	—	416,919
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$416,919	$—	$—	$416,919

The Portfolio held futures contracts with an average notional balance of approximately $13,574,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,600,927,576
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$2,746,952,585

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$348,732,774
Aggregate gross unrealized depreciation	(15,539,914)

Net unrealized appreciation	$333,192,860

Federal income tax cost of investments	$1,598,382,536

At December 31, 2009, the Portfolio had loaned securities with a total value of $14,043,627. This was secured by collateral of $14,563,452, which was received as cash and subsequently invested in short-term investments currently valued at $14,491,966, as reported in the Portfolio of Investments.

The Portfolio has a net capital loss carryforward of $814,811,184 of which $369,709,558 expires in the year 2016, and $445,101,626 expires in the year 2017. The Portfolio had a net capital loss carryforward of $2,212,323 expire during 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $1,579,971,271) (Securities on loan at market value $14,043,627)	$1,931,575,396
Cash	10
Receivable for securities sold	5,147,336
Dividends, interest and other receivables	1,989,940
Receivable from Separate Accounts for Trust shares sold	270,620
Other assets	16,539

Total assets	1,938,999,841

LIABILITIES
Payable for return of cash collateral on securities loaned	14,563,452
Payable to Separate Accounts for Trust shares redeemed	1,307,629
Investment management fees payable	1,130,541
Distribution fees payable - Class IB	392,090
Administrative fees payable	252,335
Variation margin payable on futures contracts	151,170
Trustees’ fees payable	3,943
Accrued expenses	89,482

Total liabilities	17,890,642

NET ASSETS	$1,921,109,199

Net assets were comprised of:
Paid in capital	$2,401,696,155
Accumulated undistributed net investment income (loss)	1,037,936
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(833,645,936)
Net unrealized appreciation (depreciation) on investments and futures	352,021,044

Net assets	$1,921,109,199

Class IA
Net asset value, offering and redemption price per share, $64,128,199 / 4,904,675 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.07

Class IB
Net asset value, offering and redemption price per share, $1,856,981,000 / 142,823,396 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.00

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $7,793 foreign withholding tax)	$32,114,400
Interest	993
Securities lending (net)	17,367

Total income	32,132,760

EXPENSES
Investment management fees	10,462,853
Distribution fees - Class IB	4,117,985
Administrative fees	2,402,961
Printing and mailing expenses	462,007
Custodian fees	115,000
Professional fees	45,393
Trustees’ fees	44,365
Miscellaneous	61,545

Gross expenses	17,712,109
Less: Waiver from investment advisor	(37,100)
Fees paid indirectly	(1,373,055)

Net expenses	16,301,954

NET INVESTMENT INCOME (LOSS)	15,830,806

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(201,211,378)
Foreign currency transactions	(1,837)
Futures	(2,110,782)

Net realized gain (loss)	(203,323,997)

Change in unrealized appreciation (depreciation) on:
Securities	620,362,200
Foreign currency translations	304
Futures	416,919

Net change in unrealized appreciation (depreciation)	620,779,423

NET REALIZED AND UNREALIZED GAIN (LOSS)	417,455,426

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$433,286,232

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$15,830,806	$22,563,499
Net realized gain (loss) on investments, futures and foreign currency transactions	(203,323,997)	(629,012,531)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	620,779,423	(1,149,138,443)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	433,286,232	(1,755,587,475)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(659,863)	(1,654,023)
Class IB	(14,115,995)	(20,837,496)

	(14,775,858)	(22,491,519)

Distributions from net realized capital gains
Class IA	—	(17,383,945)
Class IB	—	(20,220,660)

	—	(37,604,605)

Return of capital
Class IA	—	(1,722,980)
Class IB	—	(2,765,117)

	—	(4,488,097)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(14,775,858)	(64,584,221)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,763,575 and 35,552,875 shares, respectively ]	19,867,606	554,703,790
Capital shares issued in reinvestment of dividends and distributions [ 51,691 and 1,385,007 shares, respectively ]	659,863	20,760,948
Capital shares repurchased [ (3,966,835) and (141,073,264) shares, respectively ]	(40,413,209)	(1,770,988,364)

Total Class IA transactions	(19,885,740)	(1,195,523,626)

Class IB
Capital shares sold [ 10,589,603 and 22,751,416 shares, respectively ]	107,197,283	329,718,661
Capital shares issued in reinvestment of dividends and distributions [ 1,111,979 and 3,503,391 shares, respectively ]	14,115,995	43,823,273
Capital shares repurchased [ (23,955,445) and (20,835,357) shares, respectively ]	(262,166,742)	(291,753,421)

Total Class IB transactions	(140,853,464)	81,788,513

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(160,739,204)	(1,113,735,113)

TOTAL INCREASE (DECREASE) IN NET ASSETS	257,771,170	(2,933,906,809)
NET ASSETS:
Beginning of year	1,663,338,029	4,597,244,838

End of year (a)	$1,921,109,199	$1,663,338,029

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,037,936	$4,412,712

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO (q)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009		2008	2007	2006	2005
Net asset value, beginning of year	$10.34		$17.70	$16.90	$15.86	$14.67

Income (loss) from investment operations:
Net investment income (loss)	0.13	(e)	0.12 (e)	0.09 (e)	0.07 (e)	0.03	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.73		(7.17)	2.30	1.42	1.56

Total from investment operations	2.86		(7.05)	2.39	1.49	1.59

Less distributions:
Dividends from net investment income	(0.13)		(0.16)	(0.08)	(0.07)	(0.01)
Distributions from net realized gains	—		(0.13)	(1.51)	(0.38)	(0.39)
Return of capital	—		(0.02)	—	—	—

Total dividends and distributions	(0.13)		(0.31)	(1.59)	(0.45)	(0.40)

Net asset value, end of year	$13.07		$10.34	$17.70	$16.90	$15.86

Total return	27.71%		(40.15)%	14.33%	9.55%	10.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$64,128		$72,928	$1,968,509	$1,406,085	$1,014,881
Ratio of expenses to average net assets:
After waivers	0.80%		0.90%	0.90%	0.90%	0.90%
After waivers and fees paid indirectly	0.72%		0.90%	0.90%	0.89%	0.89%
Before waivers and fees paid indirectly	0.80%		0.98%	0.98%	0.95%	0.92%
Ratio of net investment income (loss) to average net assets:
After waivers	1.09%		0.75%	0.50%	0.46%	0.19%
After waivers and fees paid indirectly	1.17%		0.76%	0.50%	0.46%	0.20%
Before waivers and fees paid indirectly	1.08%		0.67%	0.42%	0.40%	0.17%
Portfolio turnover rate	157%		89%	71%	66%	66%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	#	$0.01	$0.01	$0.01	$—	#

	Year Ended December 31,
Class IB	2009		2008	2007	2006	2005
Net asset value, beginning of year	$10.26		$17.56	$16.78	$15.75	$14.59

Income (loss) from investment operations:
Net investment income (loss)	0.10	(e)	0.07 (e)	0.05 (e)	0.03 (e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.74		(7.08)	2.27	1.41	1.56

Total from investment operations	2.84		(7.01)	2.32	1.44	1.55

Less distributions:
Dividends from net investment income	(0.10)		(0.14)	(0.03)	(0.03)	—
Distributions from net realized gains	—		(0.13)	(1.51)	(0.38)	(0.39)
Return of capital	—		(0.02)	—	—	—

Total dividends and distributions	(0.10)		(0.29)	(1.54)	(0.41)	(0.39)

Net asset value, end of year	$13.00		$10.26	$17.56	$16.78	$15.75

Total return	27.70%		(40.32)%	14.08%	9.35%	10.65%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,856,981		$1,590,410	$2,628,736	$2,250,340	$1,768,738
Ratio of expenses to average net assets:
After waivers	1.05	%(c)	1.15%	1.15%	1.15%	1.15%
After waivers and fees paid indirectly	0.97	%(c)	1.15%	1.15%	1.14%	1.14%
Before waivers and fees paid indirectly	1.05	%(c)	1.23%	1.23%	1.20%	1.17%
Ratio of net investment income (loss) to average net assets:
After waivers	0.84%		0.52%	0.26%	0.20%	(0.06)%
After waivers and fees paid indirectly	0.92%		0.52%	0.26%	0.21%	(0.05)%
Before waivers and fees paid indirectly	0.83%		0.44%	0.18%	0.15%	(0.08)%
Portfolio turnover rate	157%		89%	71%	66%	66%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	#	$0.01	$0.01	$0.01	$—	#

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY GROWTH PLUS PORTFOLIO (q)

FINANCIAL HIGHLIGHTS (Continued)

#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(q)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Enterprise Capital Appreciation Portfolio that followed the same objectives as this Portfolio.

See Notes to Financial Statements.

EQ/EVERGREEN OMEGA PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Evergreen Investment Management Company, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	40.69%	4.73%	0.43%	1.24%
Portfolio – IB Shares	40.37	4.48	0.25	1.07
Russell 1000® Growth Index	37.21	1.63	(3.99)	(1.09)

*   Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 1/1/99

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 40.69% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 37.21% over the same period.

Asset Class Overview

Over the 12 months, large cap growth stocks, as measured by the Russell 1000® Growth Index, posted an impressive 37.21% gain, as the more cyclical sectors of the market rebounded sharply after underperforming the defensive sectors in late 2008 and early 2009. All of the sectors in the index delivered double-digit returns. Information technology was the clear leader, returning 62%. The materials, consumer discretionary, and telecommunication services sectors were also top performers. Gains were less in utilities and consumer staples sectors.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•

The Portfolio’s outperformance relative to its benchmark was primarily driven by stock selection in the Consumer Discretionary sector. The largest contributions were from Amazon.com, Inc., Blue Nile, Inc. and Timberland Co.

•

In Information Technology, long-term holdings in Google, Inc., Altera Corp., Oracle Corp. and QUALCOMM, Inc. were major contributors along with newer holdings in Visa, Inc. and FactSet Research Systems, Inc.

•	The Portfolio’s holding of MSCI, Inc., in the Financial sector, was a top ten contributor.

What hurt performance during the year:

•	For the year, the Portfolio’s main detractors were Bankrate, Inc., ConocoPhillips and Amgen Inc.

•	Other detractors included Marsh & McLennan Cos., Chevron Corp., Procter & Gamble Co. and Novartis AG.

Portfolio Positioning and Outlook

At the end of the year, the Portfolio was overweight in Technology, Health Care, Financial and Consumer Discretionary sectors, underweight in Materials and Industrials and about equal weight in Energy.

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	34.7%
Consumer Discretionary	17.9
Health Care	17.4
Financials	11.9
Industrials	7.1
Consumer Staples	5.5
Energy	4.2
Cash and Other	1.3

100.0%

EQ/EVERGREEN OMEGA PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,259.60	$4.67
Hypothetical (5% average return before expenses)	1,000.00	1,021.07	4.18
Class IB
Actual	1,000.00	1,258.60	6.15
Hypothetical (5% average return before expenses)	1,000.00	1,019.76	5.50

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.82% and 1.08% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (17.9%)
Internet & Catalog Retail (11.7%)
Amazon.com, Inc.*	206,427	$27,768,560
Blue Nile, Inc.*	268,720	17,018,038

		44,786,598

Media (1.8%)
Omnicom Group, Inc.	179,717	7,035,920

Multiline Retail (0.7%)
Target Corp.	59,692	2,887,302

Specialty Retail (0.8%)
Home Depot, Inc.	103,000	2,979,790

Textiles, Apparel & Luxury Goods (2.9%)
Timberland Co., Class A*	613,200	10,994,676

Total Consumer Discretionary		68,684,286

Consumer Staples (5.5%)
Beverages (0.8%)
Coca-Cola Co.	55,581	3,168,117

Food Products (2.4%)
McCormick & Co., Inc. (Non-Voting)	256,273	9,259,144

Household Products (2.3%)
Clorox Co.	98,746	6,023,506
Procter & Gamble Co.	46,027	2,790,617

		8,814,123

Total Consumer Staples		21,241,384

Energy (4.2%)
Energy Equipment & Services (3.8%)
Schlumberger Ltd.	173,300	11,280,097
Weatherford International Ltd.*	185,100	3,315,141

		14,595,238

Oil, Gas & Consumable Fuels (0.4%)
Chevron Corp.	9,680	745,263
ConocoPhillips	13,243	676,320

		1,421,583

Total Energy		16,016,821

Financials (11.9%)
Capital Markets (6.7%)
Legg Mason, Inc.	375,653	11,329,695
SEI Investments Co.	831,389	14,565,935

		25,895,630

Consumer Finance (2.3%)
American Express Co.	218,600	8,857,672

Diversified Financial Services (2.1%)
MSCI, Inc., Class A*	248,900	7,915,020

Insurance (0.8%)
Marsh & McLennan Cos., Inc.	143,492	3,168,303

Total Financials		45,836,625

	Number of Shares	Value (Note 1)

Health Care (17.4%)
Biotechnology (7.3%)
Amgen, Inc.*	202,050	$11,429,968
Biogen Idec, Inc.*	313,436	16,768,826

		28,198,794

Health Care Equipment & Supplies (5.0%)
Medtronic, Inc.	136,169	5,988,713
Zimmer Holdings, Inc.*	222,818	13,170,772

		19,159,485

Health Care Providers & Services (0.5%)
WellPoint, Inc.*	30,738	1,791,718

Pharmaceuticals (4.6%)
Merck & Co., Inc.	181,143	6,618,965
Novartis AG (ADR)	205,676	11,194,945

		17,813,910

Total Health Care		66,963,907

Industrials (7.1%)
Air Freight & Logistics (6.9%)
Expeditors International of Washington, Inc.	503,200	17,476,136
United Parcel Service, Inc., Class B	154,300	8,852,191

		26,328,327

Professional Services (0.2%)
Verisk Analytics, Inc., Class A*	27,000	817,560

Total Industrials		27,145,887

Information Technology (34.7%)
Communications Equipment (4.6%)
Cisco Systems, Inc.*	294,025	7,038,958
QUALCOMM, Inc.	233,091	10,782,790

		17,821,748

Internet Software & Services (5.9%)
Google, Inc., Class A*	36,463	22,606,331

IT Services (6.8%)
Automatic Data Processing, Inc.	107,872	4,619,079
Visa, Inc., Class A	248,100	21,698,826

		26,317,905

Semiconductors & Semiconductor Equipment (7.1%)
Altera Corp.	767,403	17,366,330
Analog Devices, Inc.	130,100	4,108,558
Linear Technology Corp.	187,800	5,735,412

		27,210,300

Software (10.3%)
FactSet Research Systems, Inc.	240,200	15,821,974
Microsoft Corp.	263,568	8,036,188
Oracle Corp.	639,476	15,692,741

		39,550,903

Total Information Technology		133,507,187

Total Common Stocks (98.7%) (Cost $325,447,654)		379,396,097

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Time Deposit (6.6%)
JPMorgan Chase Nassau
0.000%, 1/4/10 (Amortized Cost $25,376,890)	$25,376,890	$25,376,890

Total Investments (105.3%) (Cost/Amortized Cost $350,824,544)		404,772,987
Other Assets Less Liabilities (-5.3%)		(20,545,342)

Net Assets (100%)		$384,227,645

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$68,684,286	$—	$—	$68,684,286
Consumer Staples	21,241,384	—	—	21,241,384
Energy	16,016,821	—	—	16,016,821
Financials	45,836,625	—	—	45,836,625
Health Care	66,963,907	—	—	66,963,907
Industrials	27,145,887	—	—	27,145,887
Information Technology	133,507,187	—	—	133,507,187
Short-Term Investments	—	25,376,890	—	25,376,890

Total Assets	$379,396,097	$25,376,890	$—	$404,772,987

Total Liabilities	$–	$—	$—	$—

Total	$379,396,097	$25,376,890	$—	$404,772,987

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$161,980,284
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$36,117,656

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$59,538,362
Aggregate gross unrealized depreciation	(8,249,747)

Net unrealized appreciation	$51,288,615

Federal income tax cost of investments	$353,484,372

The Portfolio has a net capital loss carryforward of $6,053,099 which expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $350,824,544)	$404,772,987
Cash	605
Receivable for securities sold	1,500,808
Receivable from Separate Accounts for Trust shares sold	767,524
Dividends, interest and other receivables	317,132
Other assets	922

Total assets	407,359,978

LIABILITIES
Payable for securities purchased	22,579,193
Investment management fees payable	204,958
Payable to Separate Accounts for Trust shares redeemed	144,949
Distribution fees payable - Class IB	78,398
Administrative fees payable	34,900
Trustees’ fees payable	329
Accrued expenses	89,606

Total liabilities	23,132,333

NET ASSETS	$384,227,645

Net assets were comprised of:
Paid in capital	$339,149,454
Accumulated undistributed net investment income (loss)	53,638
Accumulated undistributed net realized gain (loss) on investments	(8,923,890)
Unrealized appreciation (depreciation) on investments	53,948,443

Net assets	$384,227,645

Class IA
Net asset value, offering and redemption price per share, $2,277,992 / 250,093 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.11

Class IB
Net asset value, offering and redemption price per share, $381,949,653 / 42,440,870 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.00

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends	$3,182,209
Interest	16,154

Total income	3,198,363

EXPENSES
Investment management fees	1,593,445
Distribution fees - Class IB	610,332
Administrative fees	280,777
Recoupment fees	106,611
Printing and mailing expenses	66,246
Professional fees	17,849
Custodian fees	15,500
Trustees’ fees	5,404
Miscellaneous	10,248

Gross expenses	2,706,412
Less: Fees paid indirectly	(44,196)

Net expenses	2,662,216

NET INVESTMENT INCOME (LOSS)	536,147

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	(8,012,073)
Net change in unrealized appreciation (depreciation) on securities	96,880,553

NET REALIZED AND UNREALIZED GAIN (LOSS)	88,868,480

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,404,627

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$536,147	$1,016,564
Net realized gain (loss) on investments	(8,012,073)	(382,776)
Net change in unrealized appreciation (depreciation) on investments	96,880,553	(63,360,784)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	89,404,627	(62,726,996)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(7,619)	(3,176)
Class IB	(473,915)	(1,012,960)

	(481,534)	(1,016,136)

Distributions from net realized capital gains
Class IA	—	(8,420)
Class IB	—	(3,158,374)

	—	(3,166,794)

Return of capital
Class IA	—	(341)
Class IB	—	(131,030)

	—	(131,371)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(481,534)	(4,314,301)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 237,327 and 38,505 shares, respectively ]	1,822,744	300,076
Capital shares issued in reinvestment of dividends and distributions [ 858 and 1,565 shares, respectively ]	7,619	11,937
Capital shares repurchased [ (46,955) and (38,163) shares, respectively ]	(319,864)	(287,190)

Total Class IA transactions	1,510,499	24,823

Class IB
Capital shares sold [ 23,549,051 and 9,238,093 shares, respectively ]	176,619,924	71,790,359
Capital shares issued in reinvestment of dividends and distributions [ 53,977 and 569,244 shares, respectively ]	473,915	4,302,364
Capital shares repurchased [ (7,100,067) and (9,166,734) shares, respectively ]	(50,273,951)	(72,351,267)

Total Class IB transactions	126,819,888	3,741,456

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	128,330,387	3,766,279

TOTAL INCREASE (DECREASE) IN NET ASSETS	217,253,480	(63,275,018)
NET ASSETS:
Beginning of year	166,974,165	230,249,183

End of year (a)	$384,227,645	$166,974,165

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$53,638	$(975)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	2006	2005
Net asset value, beginning of year	$6.50	$9.19	$8.68	$9.08	$8.98

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.06 (e)	0.02 (e)	0.01 (e)	0.01 (e)
Net realized and unrealized gain (loss) on investments	2.60	(2.56)	0.98	0.54	0.36

Total from investment operations	2.64	(2.50)	1.00	0.55	0.37

Less distributions:
Dividends from net investment income	(0.03)	(0.05)	—	—	— #
Distributions from net realized gains	—	(0.13)	(0.49)	(0.95)	(0.27)
Return of capital	—	(0.01)	—	—	—

Total dividends, distributions and return of capital	(0.03)	(0.19)	(0.49)	(0.95)	(0.27)

Net asset value, end of year	$9.11	$6.50	$9.19	$8.68	$9.08

Total return	40.69%	(27.43)%	11.65%	6.07%	4.22%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,278	$383	$523	$164	$186
Ratio of expenses to average net assets:
After waivers	0.85%	0.90%	0.90%	0.83%	0.70%
After waivers and fees paid indirectly	0.83%	0.88%	0.87%	0.77%	0.50%
Before waivers and fees paid indirectly	0.85%	0.90%	0.90%	0.83%	0.75%
Ratio of net investment income to average net assets:
After waivers	0.43%	0.73%	0.15%	0.10%	(0.03)%
After waivers and fees paid indirectly	0.45%	0.75%	0.18%	0.16%	0.17%
Before waivers and fees paid indirectly	0.43%	0.73%	0.15%	0.10%	(0.08)%
Portfolio turnover rate	15%	49%	38%	126%	131%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—	$—	$—	$—	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2009	2008		2007		2006		2005
Net asset value, beginning of year	$6.42	$9.08		$8.61		$9.03		$8.95

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.04	(e)	(0.01	)(e)	(0.01	)(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments	2.57	(2.53)		0.97		0.54		0.36

Total from investment operations	2.59	(2.49)		0.96		0.53		0.35

Less distributions:
Dividends from net investment income	(0.01)	(0.03)		—		—		—	#
Distributions from net realized gains	—	(0.13)		(0.49)		(0.95)		(0.27)
Return of capital	—	(0.01)		—		—		—

Total dividends, distributions and return of capital	(0.01)	(0.17)		(0.49)		(0.95)		(0.27)

Net asset value, end of year	$9.00	$6.42		$9.08		$8.61		$9.03

Total return	40.37%	(27.63)%		11.28%		5.89%		4.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$381,950	$166,592		$229,726		$184,008		$194,341
Ratio of expenses to average net assets:
After waivers	1.10%	1.15%		1.15%		1.08%		0.95%
After waivers and fees paid indirectly	1.09%	1.13	%(c)	1.12%		1.02%		0.75%
Before waivers and fees paid indirectly	1.10%	1.15%		1.15%		1.08%		1.00%
Ratio of net investment income to average net assets:
After waivers	0.20%	0.50%		(0.09)%		(0.15)%		(0.28)%
After waivers and fees paid indirectly	0.22%	0.53%		(0.06)%		(0.09)%		(0.08)%
Before waivers and fees paid indirectly	0.20%	0.50%		(0.09)%		(0.15)%		(0.33)%
Portfolio turnover rate	15%	49%		38%		126%		131%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—	$—		$—		$—		$—	#

#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/FRANKLIN CORE BALANCED PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Investment Management LLC**

➢	Franklin Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	Since Incept.*
Portfolio – IA Shares	30.97%	(1.22)%
Portfolio – IB Shares	30.62	(1.49)
S&P 500 Index	26.46	(2.88)
Barclays Capital U.S. Aggregate Bond Index	5.93	6.18
* Date of inception 9/15/06 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

**	Effective May 26, 2009, BlackRock Investment Management LLC was added as a sub-advisor of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 30.97% for the year ended December 31, 2009. The Portfolio’s benchmark, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 26.46% and 5.93%, respectively, over the same period.

Asset Class Overview

During the 12 months, long-term interest rates increased as the economy began to recover and the financial system moved away from the turmoil that engulfed markets beginning in the second half of 2009. Ten-year U.S. Treasury yields increased while short-term rates remained very low, influenced in large part by the Federal Reserve Board’s maintaining a range of 0% to 0.25% for the federal funds target rate. Despite the modest increase in long-term interest rates, corporate bonds rallied as credit spreads contracted from extremely elevated levels on December 31, 2009. Investment-grade corporate bond spreads and high yield corporate bond credit spreads declined. The S&P 500 declined 24.63% to its low point on March 9, 2009, before rallying 67.80% to finish the year with an overall advance of 26.46%.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•

Within fixed income, corporate bonds surged during the year as companies that survived the credit crisis began to access the capital markets. The Portfolio’s holding, Ford Motor Credit Company, advanced as automotive finance companies maintained access to funding.

•	Bonds and hybrid securities from J.P. Morgan Chase and iStar Financial appreciated.

•

Energy sector bond holdings recovered with strong gains realized by companies involved in the oil/gas production and pipeline business including Chesapeake Energy, PetroHawk Energy and Pioneer Natural resources.

•	Bonds of electric utility and power generation companies Energy Futures Holdings (formerly, TXU), Dynegy Holdings and Public Service Co. of New Mexico gained.

•	Convertible securities delivered gains. The Portfolio’s holdings in convertible bonds and convertible preferred stocks were strong contributors to overall performance.

•	Common stock positions in Merck, Canadian Oil Sands and J.P. Morgan Chase delivered gains.

What hurt performance during the year:

•	Corporate bonds that hampered Portfolio performance included Canwest Media and American International Group.

•	Common stock holdings in Southern Co., Pfizer and Ameren detracted from performance.

Portfolio Positioning and Outlook

The Portfolio began the year with a greater weighting in fixed income securities (largely corporate bonds) than in equities, but increased equity exposure to take advantage of what were considered attractive valuations and a favorable risk-adjusted return profile. As we ended the year, the Portfolio shifted toward a more balanced mix of equity and fixed income securities.

Distribution of Assets by Sector as of 12/31/2009	% of Net Assets
Equities & Warrants	53.0%
Corporate Bonds	26.2
Government Securities	9.1
Convertible Preferred Stocks	2.3
Asset-Backed and Mortgage-Backed Securities	0.6
Preferred Stocks	0.5
Convertible Bonds	0.5
Cash and Other	7.8

Total	100.0%

EQ/FRANKLIN CORE BALANCED PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,188.90	$4.63
Hypothetical (5% average return before expenses)	1,000.00	1,020.97	4.28
Class IB
Actual	1,000.00	1,187.50	6.01
Hypothetical (5% average return before expenses)	1,000.00	1,019.71	5.55

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.84% and 1.09%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (0.6%)
Asset-Backed Securities (0.1%)
Bank of America Credit Card Trust,
Series 2008-A9 A9 4.070%, 7/16/12	$500,000	$501,801
Chase Issuance Trust,
Series 2007-A15 A 4.960%, 9/17/12	485,000	499,021

		1,000,822

Non-Agency CMO (0.5%)
Banc of America Commercial Mortgage, Inc.,
Series 2005-4 A5A 4.933%, 7/10/45	368,000	357,238
Series 2006-6 A4 5.356%, 10/10/45	484,000	444,648
Series 2007-1 A4 5.451%, 1/15/49	235,000	213,576
Citigroup Commercial Mortgage Trust, Inc.,
Series 2008-C7 A4 6.092%, 12/10/49(l)	335,000	280,248
CS First Boston Mortgage Securities Corp.,
Series 2001-CK1 C 6.730%, 12/18/35	553,000	544,040
Series 2002-CKS4 A2 5.183%, 11/15/36	530,000	544,349
CW Capital Cobalt Ltd.,
Series 2007-C3 A4 5.820%, 5/15/46(l)	225,000	195,518
First Union National Bank Commercial Mortgage Trust,
Series 2000-C2 A2 7.202%, 10/15/32	662,411	675,211
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG5 A5 5.224%, 4/10/37(l)	395,000	358,312
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2001-CIB3 A3 6.465%, 11/15/35	622,000	649,213
Series 2001-CIBC B 6.446%, 3/15/33	691,000	703,679
Series 2006-LDP7 A4 5.875%, 4/15/45(l)	415,000	396,068
Series 2007-CB18 AM 5.466%, 6/12/47(l)	45,000	30,948
Morgan Stanley Capital I, Inc.,
Series 2007-IQ14 A4 5.692%, 4/15/49(l)	225,000	181,755
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C32 A2 5.735%, 6/15/49(l)	450,000	451,080
Series 2007-C33 A4 5.902%, 2/15/51(l)	210,000	184,426

		6,210,309

Total Asset-Backed and Mortgage-Backed Securities		7,211,131

	Principal Amount	Value (Note 1)

Convertible Bonds (0.5%)
Financials (0.4%)
Real Estate Investment Trusts (REITs) (0.4%)
iStar Financial, Inc. 0. 790%, 10/1/12(l)	$7,500,000	$4,134,750

Total Financials		4,134,750

Information Technology (0.1%)
Semiconductors & Semiconductor Equipment (0.1%)
Advanced Micro Devices, Inc. 5.750%, 8/15/12§	1,301,000	1,283,111

Total Information Technology		1,283,111

Total Convertible Bonds		5,417,861

Corporate Bonds (26.2%)
Consumer Discretionary (4.3%)
Auto Components (0.2%)
Allison Transmission, Inc.
Term Loan 3.000%, 8/7/14(l)	2,778,781	2,543,279

		2,543,279

Automobiles (0.1%)
Daimler Finance N.A. LLC 5.875%, 3/15/11	224,000	234,209
6.500%, 11/15/13	69,000	75,640
Motors Liquidation Co.
8.375%, 7/15/33(h)	1,700,000	459,000

		768,849

Hotels, Restaurants & Leisure (0.7%)
Harrahs Operating Escrow LLC/Harrahs Escrow Corp. 11.250%, 6/1/17§	1,000,000	1,046,250
McDonald’s Corp. 5.350%, 3/1/18	40,000	42,889
MGM MIRAGE 6.750%, 4/1/13	2,000,000	1,725,000
13.000%, 11/15/13	1,000,000	1,147,500
Wendy’s/Arby’s Restaurants LLC 10.000%, 7/15/16	1,250,000	1,362,500
Wyndham Worldwide Corp. 9.875%, 5/1/14	2,500,000	2,779,192

		8,103,331

Household Durables (0.4%)
Fortune Brands, Inc. 5.375%, 1/15/16	50,000	49,768
Jarden Corp. 8.000%, 5/1/16	1,000,000	1,032,500
KB Home 6.375%, 8/15/11	407,000	407,000
5.750%, 2/1/14	4,000,000	3,760,000

		5,249,268

Media (2.5%)
Cablevision Systems Corp. 8.000%, 4/15/12	2,500,000	2,643,750

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

CBS Corp. 8.875%, 5/15/19	$500,000	$598,162
7.875%, 7/30/30	55,000	59,320
Clear Channel Communications, Inc.
Term Loan B 3.896%, 11/13/15(l)	4,657,991	3,796,263
Clear Channel Worldwide Holdings, Inc.
9.250%, 12/15/17§	1,500,000	1,542,000
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	25,000	32,154
Comcast Corp.
5.300%, 1/15/14	150,000	160,094
5.900%, 3/15/16	50,000	53,846
6.500%, 1/15/17	94,000	104,064
7.050%, 3/15/33	40,000	43,673
COX Communications, Inc.
7.125%, 10/1/12	100,000	111,084
Dex Media West LLC/Dex Media West Finance Co.
8.500%, 8/15/10(h)	3,300,000	3,564,000
9.875%, 8/15/13(h)	5,000,000	1,575,000
Dex Media, Inc.
8.000%, 11/15/13(h)	5,000,000	1,262,500
9.000%, 11/15/13(h)	10,500,000	2,651,250
Idearc, Inc.
Term Loan A 5.750%, 11/17/13(l)	2,912,325	1,507,128
News America Holdings, Inc.
8.000%, 10/17/16	100,000	117,755
News America, Inc.
5.300%, 12/15/14	80,000	86,472
6.200%, 12/15/34	40,000	40,200
R.H. Donnelley Corp.
Series A-1 6.875%, 1/15/13(h)	5,000,000	468,750
Series A-2 6.875%, 1/15/13(h)	5,500,000	515,625
Series A-3 8.875%, 1/15/16(h)	12,000,000	1,125,000
Series A-4 8.875%, 10/15/17(h)	12,000,000	1,125,000
Regal Cinemas Corp.
8.625%, 7/15/19	300,000	312,000
Time Warner Cable, Inc.
6.200%, 7/1/13	249,000	273,516
8.250%, 4/1/19	170,000	202,486
Time Warner, Inc.
6.875%, 5/1/12	77,000	84,295
7.625%, 4/15/31	169,000	196,315
7.700%, 5/1/32	143,000	167,930
Umbrella Acquisition, Inc.
9.750%, 3/15/15 PIK§	4,210,000	3,689,013
Univision Communications, Inc.
12.000%, 7/1/14§	500,000	550,625
Viacom, Inc.
6.250%, 4/30/16	69,000	75,202

		28,734,472

Multiline Retail (0.3%)
Dollar General Corp. 11.875%, 7/15/17 PIK	2,746,000	3,171,630

	Principal Amount	Value (Note 1)

Specialty Retail (0.1%)
Home Depot, Inc. 5.400%, 3/1/16	$105,000	$109,920
Limited Brands, Inc.
8.500%, 6/15/19§	1,000,000	1,087,500

		1,197,420

Total Consumer Discretionary		49,768,249

Consumer Staples (0.7%)
Beverages (0.1%)
Anheuser-Busch Cos., Inc. 6.450%, 9/1/37	55,000	58,161
Bottling Group LLC 4.625%, 11/15/12	61,000	65,391
Coca-Cola Enterprises, Inc. 7.375%, 3/3/14	56,000	64,937
Diageo Capital plc 5.500%, 9/30/16	63,000	67,310
Diageo Finance B.V. 5.300%, 10/28/15	95,000	102,499
PepsiCo, Inc. 7.900%, 11/1/18	94,000	115,362

		473,660

Food & Staples Retailing (0.3%)
Costco Wholesale Corp. 5.500%, 3/15/17	92,000	98,190
CVS Caremark Corp. 6.250%, 6/1/27	83,000	84,407
Kroger Co. 7.500%, 4/1/31	30,000	34,919
SUPERVALU, Inc. 8.000%, 5/1/16	3,300,000	3,349,500
Wal-Mart Stores, Inc. 5.000%, 4/5/12	254,000	273,236
5.250%, 9/1/35	102,000	100,299

		3,940,551

Food Products (0.2%)
Archer-Daniels-Midland Co. 6.450%, 1/15/38	25,000	27,834
General Mills, Inc. 6.000%, 2/15/12	115,000	124,163
JBS USA LLC/JBS USA Finance, Inc. 11.625%, 5/1/14§	1,500,000	1,698,750
Kellogg Co. 7.450%, 4/1/31	35,000	42,434
Kraft Foods, Inc. 5.625%, 11/1/11	61,000	64,786
6.125%, 8/23/18	150,000	158,153
6.875%, 2/1/38	66,000	69,259
Unilever Capital Corp. 5.900%, 11/15/32	30,000	31,991

		2,217,370

Household Products (0.0%)
Kimberly-Clark Corp. 6.125%, 8/1/17	50,000	55,429

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Procter & Gamble Co. 5.800%, 8/15/34	$78,000	$82,988

		138,417

Tobacco (0.1%)
Alliance One International, Inc. 10.000%, 7/15/16§	500,000	525,000
Altria Group, Inc. 9.700%, 11/10/18	113,000	139,687
10.200%, 2/6/39	73,000	97,385
Philip Morris International, Inc. 5.650%, 5/16/18	63,000	66,249

		828,321

Total Consumer Staples		7,598,319

Energy (4.5%)
Energy Equipment & Services (0.3%)
SEACOR Holdings, Inc. 7.375%, 10/1/19	1,000,000	1,012,343
SESI LLC 6.875%, 6/1/14	2,000,000	1,970,000
Transocean, Inc. 6.800%, 3/15/38	30,000	33,546
Weatherford International Ltd. 5.500%, 2/15/16	75,000	76,786

		3,092,675

Oil, Gas & Consumable Fuels (4.2%)
Anadarko Petroleum Corp. 5.950%, 9/15/16	80,000	86,536
Apache Corp. 5.625%, 1/15/17	50,000	53,300
Arch Coal, Inc. 8.750%, 8/1/16§	900,000	951,750
Bill Barrett Corp. 9.875%, 7/15/16	400,000	426,000
Callon Petroleum Co. 13.000%, 9/15/16	3,000,000	2,235,000
Canadian Natural Resources Ltd. 6.250%, 3/15/38	112,000	115,913
Chesapeake Energy Corp. 6.500%, 8/15/17	4,000,000	3,920,000
7.250%, 12/15/18	6,000,000	6,045,000
6.875%, 11/15/20	1,300,000	1,254,500
Chevron Corp. 3.450%, 3/3/12	159,000	165,252
Conoco Funding Co. 6.350%, 10/15/11	73,000	79,421
ConocoPhillips 4.600%, 1/15/15	150,000	159,298
ConocoPhillips Canada 5.625%, 10/15/16	146,000	158,381
Devon Financing Corp. ULC 6.875%, 9/30/11	61,000	66,265
El Paso Corp. 12.000%, 12/12/13	2,800,000	3,283,000
7.750%, 1/15/32	1,700,000	1,607,542
EnCana Corp. 4.750%, 10/15/13	90,000	94,550
EnCana Holdings Finance Corp. 5.800%, 5/1/14	142,000	155,021

	Principal Amount	Value (Note 1)

EOG Resources, Inc. 5.625%, 6/1/19	$15,000	$15,935
Forest Oil Corp. 8.500%, 2/15/14§	2,000,000	2,090,000
Hess Corp. 7.300%, 8/15/31	25,000	28,410
Kinder Morgan Energy Partners LP 5.000%, 12/15/13	193,000	202,613
6.850%, 2/15/20	200,000	221,855
Marathon Oil Corp. 6.600%, 10/1/37	45,000	47,736
Mariner Energy, Inc. 7.500%, 4/15/13	1,450,000	1,442,750
Nabors Industries, Inc. 6.150%, 2/15/18	65,000	67,557
Newfield Exploration Co. 6.625%, 4/15/16	1,800,000	1,804,500
ONEOK Partners LP 8.625%, 3/1/19	100,000	120,679
Pemex Project Funding Master Trust 6.625%, 6/15/35	75,000	71,411
Petro-Canada, Inc. 5.950%, 5/15/35	20,000	19,738
6.800%, 5/15/38	15,000	16,535
PetroHawk Energy Corp. 7.875%, 6/1/15	4,200,000	4,242,000
Pioneer Natural Resources Co. 6.650%, 3/15/17	2,500,000	2,465,667
6.875%, 5/1/18	4,000,000	3,957,680
Plains All American Pipeline LP 6.500%, 5/1/18	40,000	42,775
Plains Exploration & Production Co. 10.000%, 3/1/16	3,000,000	3,285,000
Quicksilver Resources, Inc. 11.750%, 1/1/16	1,300,000	1,475,500
SandRidge Energy, Inc. 9.875%, 5/15/16§	2,000,000	2,105,000
Shell International Finance B.V. 4.000%, 3/21/14	190,000	198,271
Spectra Energy Capital LLC 7.500%, 9/15/38	30,000	33,214
Statoil ASA 5.250%, 4/15/19	25,000	26,499
Suncor Energy, Inc. 6.100%, 6/1/18	90,000	96,573
Trans-Canada Pipelines Ltd. 7.125%, 1/15/19	118,000	137,968
Valero Energy Corp. 6.625%, 6/15/37	61,000	57,238
W&T Offshore, Inc. 8.250%, 6/15/14§	4,000,000	3,800,000
XTO Energy, Inc. 6.375%, 6/15/38	73,000	81,901

		49,011,734

Total Energy		52,104,409

Financials (6.6%)
Capital Markets (0.2%)
Bank of New York Mellon Corp. 5.125%, 8/27/13	63,000	68,010

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Bear Stearns Cos. LLC 6.400%, 10/2/17	$155,000	$168,963
Credit Suisse Guernsey Ltd. 5.860%, 12/31/49(l)	50,000	43,500
Deutsche Bank AG/London 4.875%, 5/20/13	191,000	202,914
Goldman Sachs Capital II 5.793%, 12/29/49(l)	50,000	38,750
Goldman Sachs Group, Inc. 5.250%, 10/15/13	113,000	120,008
5.125%, 1/15/15	84,000	88,263
5.350%, 1/15/16	83,000	86,209
5.750%, 10/1/16	130,000	137,021
5.625%, 1/15/17	215,000	219,592
6.125%, 2/15/33	71,000	71,301
6.750%, 10/1/37	121,000	124,374
Morgan Stanley 5.050%, 1/21/11	145,000	150,392
6.600%, 4/1/12	63,000	68,544
5.300%, 3/1/13	82,000	86,427
4.750%, 4/1/14	75,000	75,431
5.450%, 1/9/17	251,000	253,690
UBS Preferred Funding Trust I 8.622%, 10/29/49(l)	50,000	46,523

		2,049,912

Commercial Banks (1.3%)
GMAC, Inc. 7.250%, 3/2/11§	1,187,000	1,175,130
6.875%, 9/15/11§	6,698,000	6,597,530
HSBC Bank USA/New York 4.625%, 4/1/14	83,000	86,643
5.875%, 11/1/34	90,000	87,531
HSBC Holdings plc 6.500%, 5/2/36	92,000	96,492
JPMorgan Chase Bank N.A. 6.000%, 10/1/17	156,000	167,025
Kreditanstalt fuer Wiederaufbau 3.500%, 3/10/14	408,000	419,289
4.125%, 10/15/14	94,000	98,507
4.375%, 7/21/15	203,000	206,313
Landwirtschaftliche Rentenbank 5.125%, 2/1/17	123,000	131,890
PNC Funding Corp. 5.250%, 11/15/15	57,000	58,617
Regions Bank/Alabama 3.250%, 12/9/11	483,000	501,203
State Street Bank and Trust Co. 8.250%, 3/15/42(l)	20,000	20,484
USB Capital IX 6.189%, 10/29/49(l)	50,000	40,188
Wachovia Bank N.A. 5.600%, 3/15/16	113,000	115,585
6.600%, 1/15/38	209,000	220,595
Wachovia Capital Trust III 5.800%, 3/29/49(l)	100,000	76,500
Wachovia Corp. 5.300%, 10/15/11	192,000	203,812
5.500%, 8/1/35	77,000	67,965
Wells Fargo & Co. 5.375%, 2/7/35	57,000	52,739

	Principal Amount	Value (Note 1)

Wells Fargo Bank N.A. 5.950%, 8/26/36	$130,000	$126,884
Wells Fargo Capital X 5.950%, 12/15/36	100,000	87,000
Wells Fargo Capital XIII 7.700%, 12/29/49(l)	125,000	121,250
Wells Fargo Capital XV 9.750%, 12/31/49(l)	4,000,000	4,280,000

		15,039,172

Consumer Finance (1.7%)
American Express Co. 4.875%, 7/15/13	158,000	164,854
8.125%, 5/20/19	85,000	100,730
6.800%, 9/1/66(l)	30,000	26,850
Capital One Capital III 7.686%, 8/15/36	25,000	23,000
Capital One Financial Corp. 7.375%, 5/23/14	100,000	113,223
Ford Motor Credit Co. LLC 7.375%, 2/1/11	6,000,000	6,122,316
7.250%, 10/25/11	2,000,000	2,019,784
3.034%, 1/13/12(l)	1,000,000	930,000
8.000%, 6/1/14	6,000,000	6,160,728
12.000%, 5/15/15	3,000,000	3,478,884
SLM Corp. 5.375%, 5/15/14	125,000	115,297

		19,255,666

Diversified Financial Services (1.8%)
Bank of America Corp. 4.375%, 12/1/10	81,000	83,621
2.100%, 4/30/12	323,000	325,982
4.875%, 1/15/13	89,000	92,556
4.750%, 8/1/15	75,000	75,601
5.250%, 12/1/15	101,000	101,631
5.625%, 10/14/16	75,000	76,047
Bank of America N.A. 5.300%, 3/15/17	106,000	103,889
BP Capital Markets plc 5.250%, 11/7/13	110,000	119,815
Capital One Capital IV 6.745%, 2/17/37(l)	20,000	16,600
Caterpillar Financial Services Corp. 7.150%, 2/15/19	135,000	156,112
CEVA Group plc 10.000%, 9/1/14§	3,000,000	2,850,000
Citigroup, Inc. 5.250%, 2/27/12	156,000	161,181
5.300%, 1/7/16	274,000	266,617
5.850%, 8/2/16	58,000	56,787
5.850%, 12/11/34	55,000	48,525
Countrywide Home Loans, Inc. 4.000%, 3/22/11	85,000	86,810
Credit Suisse USA, Inc. 7.125%, 7/15/32	62,000	72,428
General Electric Capital Corp. 4.875%, 3/4/15	65,000	67,522
5.400%, 2/15/17	72,000	73,483
5.625%, 9/15/17	191,000	196,774
6.750%, 3/15/32	148,000	150,896
6.150%, 8/7/37	128,000	120,873

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

6.375%, 11/15/67(l)	$100,000	$86,750
JPMorgan Chase & Co. 4.500%, 11/15/10	63,000	65,126
2.625%, 12/1/10	966,000	984,990
4.600%, 1/17/11	80,000	82,767
6.625%, 3/15/12	90,000	98,250
4.650%, 6/1/14	135,000	142,214
3.700%, 1/20/15	90,000	90,266
5.150%, 10/1/15	68,000	70,417
7.900%, 4/29/49(l)	9,468,000	9,765,863
National Rural Utilities Cooperative Finance Corp. 5.450%, 4/10/17	82,000	85,520
Petroplus Finance Ltd. 7.000%, 5/1/17§	2,500,000	2,250,000
Principal Life Global Funding I 5.250%, 1/15/13§	123,000	125,215
Vanguard Health Holding Co. I LLC 11.250%, 10/1/15(e)	1,445,000	1,520,862

		20,671,990

Insurance (0.4%)
ACE INA Holdings, Inc. 5.875%, 6/15/14	81,000	87,852
Aflac, Inc. 8.500%, 5/15/19	700,000	806,393
AIG SunAmerica Global Financing X 6.900%, 3/15/32§	71,000	57,925
Allstate Corp. 7.500%, 6/15/13	77,000	86,390
6.125%, 5/15/37(l)	20,000	17,400
6.500%, 5/15/57(l)	20,000	17,300
American International Group, Inc. 5.600%, 10/18/16	80,000	66,203
5.850%, 1/16/18	281,000	230,569
Berkshire Hathaway Finance Corp. 4.750%, 5/15/12	110,000	117,267
Chubb Corp. 6.000%, 5/11/37	25,000	25,714
6.375%, 3/29/67(l)	50,000	46,500
Liberty Mutual Group, Inc. 10.750%, 6/15/58(l)§	3,000,000	3,180,000
Marsh & McLennan Cos., Inc. 9.250%, 4/15/19	35,000	42,466
MetLife, Inc. 6.125%, 12/1/11	79,000	84,927
5.700%, 6/15/35	67,000	66,168
6.400%, 12/15/36	50,000	43,750
Metropolitan Life Global Funding I 5.125%, 6/10/14§	75,000	79,372
Nationwide Financial Services, Inc. 6.750%, 5/15/37	10,000	7,797
Progressive Corp. 6.700%, 6/15/37(l)	40,000	35,395
Travelers Cos., Inc. 5.750%, 12/15/17	65,000	68,912
6.250%, 3/15/37(l)	50,000	45,549
Travelers Property Casualty Corp. 6.375%, 3/15/33	25,000	26,286

		5,240,135

	Principal Amount	Value (Note 1)

Real Estate Investment Trusts (REITs) (1.0%)
Boston Properties, Inc. 5.000%, 6/1/15	$60,000	$59,914
ERP Operating LP 5.250%, 9/15/14	45,000	45,767
HCP, Inc. 6.000%, 1/30/17	45,000	42,350
6.700%, 1/30/18	1,000,000	970,134
Hospitality Properties Trust 6.300%, 6/15/16	55,000	50,869
Host Hotels & Resorts LP 6.875%, 11/1/14	4,000,000	4,025,000
6.375%, 3/15/15	4,500,000	4,410,000
6.750%, 6/1/16	1,000,000	995,000
iStar Financial, Inc. 8.625%, 6/1/13	1,000,000	640,000

		11,239,034

Real Estate Management & Development (0.2%)
Duke Realty LP 5.950%, 2/15/17	3,000,000	2,792,097

Thrifts & Mortgage Finance (0.0%)
Washington Mutual Preferred Funding LLC 9.750%, 10/29/49(h)§	2,500,000	37,500

Total Financials		76,325,506

Health Care (3.0%)
Biotechnology (0.0%)
Amgen, Inc. 6.400%, 2/1/39	40,000	43,890

Health Care Equipment & Supplies (0.3%)
Bausch & Lomb, Inc.
Term Loan 3.511%, 4/26/15	259,308	246,343
3.847%, 4/26/15(l)	2,552,000	2,424,400
Baxter International, Inc. 5.375%, 6/1/18	157,000	166,629
Covidien International Finance S.A. 6.000%, 10/15/17	187,000	202,121

		3,039,493

Health Care Providers & Services (2.6%)
Aetna, Inc. 6.000%, 6/15/16	116,000	121,786
DaVita, Inc. 6.625%, 3/15/13	3,086,000	3,093,715
HCA, Inc. 6.500%, 2/15/16	6,000,000	5,700,000
8.500%, 4/15/19§	6,000,000	6,465,000
Tenet Healthcare Corp. 7.375%, 2/1/13	7,000,000	7,017,500
9.250%, 2/1/15	5,000,000	5,325,000
U.S. Oncology Holdings, Inc. 6.428%, 3/15/12 PIK(l)	3,151,000	2,946,185
UnitedHealth Group, Inc. 5.800%, 3/15/36	86,000	77,077

		30,746,263

Pharmaceuticals (0.1%)
Abbott Laboratories, Inc. 5.875%, 5/15/16	61,000	67,282

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

5.125%, 4/1/19	$50,000	$52,299
AstraZeneca plc 5.900%, 9/15/17	63,000	70,004
Bristol-Myers Squibb Co. 5.250%, 8/15/13	164,000	177,749
Eli Lilly and Co. 5.200%, 3/15/17	158,000	167,293
GlaxoSmithKline Capital, Inc. 5.650%, 5/15/18	185,000	199,540
5.375%, 4/15/34	55,000	53,434
Johnson & Johnson 4.950%, 5/15/33	105,000	102,298
Merck & Co., Inc. 5.300%, 12/1/13	151,000	165,958
4.750%, 3/1/15	80,000	85,776
Pfizer, Inc. 7.200%, 3/15/39	55,000	67,207
Wyeth 5.500%, 2/1/14	191,000	208,089

		1,416,929

Total Health Care		35,246,575

Industrials (1.9%)
Aerospace & Defense (0.1%)
Boeing Co. 5.000%, 3/15/14	75,000	80,741
Goodrich Corp. 6.800%, 7/1/36	25,000	26,802
Honeywell International, Inc. 5.400%, 3/15/16	94,000	102,042
5.300%, 3/1/18	85,000	89,652
Lockheed Martin Corp. Series B 6.150%, 9/1/36	35,000	37,043
Northrop Grumman Systems Corp. 7.125%, 2/15/11	60,000	63,515
Raytheon Co. 6.400%, 12/15/18	50,000	56,832
United Technologies Corp. 4.875%, 5/1/15	93,000	99,826
6.125%, 2/1/19	33,000	36,466

		592,919

Air Freight & Logistics (0.0%)
United Parcel Service, Inc. 5.500%, 1/15/18	60,000	64,674

Airlines (0.0%)
Southwest Airlines Co. 5.750%, 12/15/16	50,000	49,416

Building Products (0.0%)
CRH America, Inc. 6.000%, 9/30/16	83,000	86,690

Commercial Services & Supplies (0.2%)
Ceridian Corp. 11.250%, 11/15/15	2,000,000	1,907,500
Pitney Bowes, Inc. 5.000%, 3/15/15	50,000	52,386
R.R. Donnelley & Sons Co. 6.125%, 1/15/17	75,000	74,146
Waste Management, Inc. 7.375%, 3/11/19	52,000	60,003

		2,094,035

	Principal Amount	Value (Note 1)

Industrial Conglomerates (0.5%)
3M Co. 5.700%, 3/15/37	$25,000	$26,090
General Electric Co. 5.000%, 2/1/13	173,000	183,027
RBS Global, Inc./Rexnord LLC 9.500%, 8/1/14§	3,409,000	3,417,522
11.750%, 8/1/16	2,000,000	1,980,000

		5,606,639

Machinery (0.4%)
Deere & Co. 6.950%, 4/25/14	73,000	84,267
8.100%, 5/15/30	68,000	86,251
Terex Corp. 8.000%, 11/15/17	5,000,000	4,812,500

		4,983,018

Road & Rail (0.7%)
Burlington Northern Santa Fe Corp. 5.750%, 3/15/18	40,000	42,490
Canadian National Railway Co. 5.550%, 5/15/18	48,000	51,155
6.200%, 6/1/36	55,000	59,912
CSX Corp. 5.500%, 8/1/13	66,000	70,894
7.375%, 2/1/19	40,000	45,697
Hertz Corp. 8.875%, 1/1/14	7,000,000	7,157,500
10.500%, 1/1/16	500,000	533,750
Norfolk Southern Corp. 6.750%, 2/15/11	76,000	80,298
5.900%, 6/15/19	40,000	42,710
Union Pacific Corp. 6.150%, 5/1/37	25,000	25,806

		8,110,212

Total Industrials		21,587,603

Information Technology (1.2%)
Communications Equipment (0.0%)
Cisco Systems, Inc. 5.500%, 2/22/16	121,000	132,846

Computers & Peripherals (0.0%)
Hewlett-Packard Co. 5.500%, 3/1/18	156,000	165,881
International Business Machines Corp. 4.750%, 11/29/12	152,000	163,301
5.600%, 11/30/39	60,000	60,344

		389,526

Electronic Equipment, Instruments & Components (0.4%)
Sanmina-SCI Corp. 6.750%, 3/1/13	2,000,000	1,972,500
8.125%, 3/1/16	2,000,000	1,995,000

		3,967,500

IT Services (0.4%)
First Data Corp.
Term Loan 3.036%, 9/24/14(l)	4,825,381	4,286,144

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Semiconductors & Semiconductor Equipment (0.4%)
Freescale Semiconductor, Inc. 8.875%, 12/15/14	$1,500,000	$1,376,250
12.500%, 12/15/14	1,763,458	1,810,484
10.125%, 12/15/16	1,750,000	1,408,750

		4,595,484

Software (0.0%)
Microsoft Corp. 2.950%, 6/1/14	85,000	85,911
Oracle Corp. 3.750%, 7/8/14	135,000	139,295
5.250%, 1/15/16	111,000	119,864

		345,070

Total Information Technology		13,716,570

Materials (0.6%)
Chemicals (0.3%)
Dow Chemical Co. 7.600%, 5/15/14	75,000	85,342
8.550%, 5/15/19	50,000	59,657
E.I. du Pont de Nemours & Co. 5.250%, 12/15/16	94,000	99,352
Ineos Group Holdings plc 7.875%, 2/15/16§	EUR 4,000,000	3,626,881
Lubrizol Corp. 8.875%, 2/1/19	$55,000	68,381
Potash Corp of Saskatchewan, Inc. 5.875%, 12/1/36	20,000	19,691

		3,959,304

Metals & Mining (0.2%)
ArcelorMittal S.A. 6.125%, 6/1/18	205,000	211,526
Barrick Gold Finance Co. 4.875%, 11/15/14	125,000	131,237
BHP Billiton Finance USA Ltd. 5.250%, 12/15/15	50,000	54,133
6.500%, 4/1/19	35,000	40,147
Newmont Mining Corp. 5.875%, 4/1/35	30,000	28,441
Novelis, Inc. 2.600%, 7/7/14	1,389,381	1,266,569
Rio Tinto Alcan, Inc. 4.500%, 5/15/13	210,000	215,633
Vale Overseas Ltd. 6.875%, 11/21/36	117,000	116,902

		2,064,588

Paper & Forest Products (0.1%)
International Paper Co. 9.375%, 5/15/19	40,000	49,167
7.500%, 8/15/21	175,000	196,082
NewPage Corp. 10.000%, 5/1/12	1,000,000	715,000

		960,249

Total Materials		6,984,141

	Principal Amount	Value (Note 1)

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.4%)
AT&T, Inc. 6.250%, 3/15/11	$61,000	$64,597
5.875%, 8/15/12	61,000	66,594
5.100%, 9/15/14	109,000	117,247
5.500%, 2/1/18	75,000	78,256
6.150%, 9/15/34	158,000	156,184
BellSouth Corp. 6.000%, 10/15/11	123,000	133,002
5.200%, 9/15/14	62,000	66,401
British Telecommunications plc 9.625%, 12/15/30	80,000	101,937
Deutsche Telekom International Finance B.V.
5.250%, 7/22/13	96,000	101,905
8.750%, 6/15/30	57,000	73,308
France Telecom S.A. 4.375%, 7/8/14	100,000	104,496
Qwest Corp. 8.375%, 5/1/16	1,400,000	1,501,500
Telecom Italia Capital S.A. 5.250%, 10/1/15	143,000	149,513
Telefonica Emisiones S.A.U. 6.421%, 6/20/16	199,000	220,877
Verizon Communications, Inc. 7.375%, 9/1/12	76,000	85,668
4.900%, 9/15/15	82,000	87,035
8.750%, 11/1/18	100,000	124,902
7.750%, 12/1/30	155,000	182,091
Wind Acquisition Finance S.A. 11.750%, 7/15/17§	1,800,000	1,966,500

		5,382,013

Wireless Telecommunication Services (0.2%)
America Movil S.A.B. de C.V. 6.375%, 3/1/35	50,000	51,614
AT&T Mobility LLC 7.125%, 12/15/31	55,000	61,472
Crown Castle International Corp. 9.000%, 1/15/15	1,500,000	1,597,500
Rogers Communications, Inc. 7.250%, 12/15/12	105,000	118,310
Vodafone Group plc 5.000%, 12/16/13	94,000	99,531
4.150%, 6/10/14	45,000	46,296
6.150%, 2/27/37	25,000	26,043

		2,000,766

Total Telecommunication Services		7,382,779

Utilities (2.8%)
Electric Utilities (2.1%)
Alabama Power Co. 5.700%, 2/15/33	25,000	25,187
Baltimore Gas & Electric Co. 5.900%, 10/1/16	122,000	128,610
Calpine Construction Finance Co. LP/CCFC Finance Corp.
8.000%, 6/1/16§	1,000,000	1,030,000
Commonwealth Edison Co. 6.150%, 9/15/17	144,000	155,954

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Consolidated Edison Co. of New York, Inc.
Series 05-C 5.375%, 12/15/15	$85,000	$91,857
Duke Energy Carolinas LLC 7.000%, 11/15/18	26,000	30,305
Duke Energy Corp. 6.250%, 1/15/12	182,000	196,764
Energy Future Holdings Corp. 10.875%, 11/1/17	3,000,000	2,452,500
11.250%, 11/1/17 PIK	775,920	548,963
Exelon Corp. 5.625%, 6/15/35	80,000	72,343
FirstEnergy Corp.
Series C 7.375%, 11/15/31	60,000	65,034
Florida Power & Light Co. 5.850%, 5/1/37	30,000	31,079
Georgia Power Co. 6.000%, 11/1/13	60,000	66,692
5.950%, 2/1/39	40,000	41,754
MidAmerican Energy Holdings Co. 5.875%, 10/1/12	76,000	82,771
5.750%, 4/1/18	70,000	73,778
6.125%, 4/1/36	55,000	56,331
Northern States Power Co. 5.250%, 3/1/18	25,000	26,192
Series B 8.000%, 8/28/12	90,000	103,255
Ohio Power Co. 6.000%, 6/1/16	65,000	68,911
Series G 6.600%, 2/15/33	125,000	130,442
Oncor Electric Delivery Co. 6.375%, 5/1/12	79,000	85,324
Oncor Electric Delivery Co. LLC 6.375%, 1/15/15	65,000	70,904
Pacific Gas & Electric Co. 4.800%, 3/1/14	75,000	79,650
5.800%, 3/1/37	65,000	65,878
Progress Energy, Inc. 7.750%, 3/1/31	35,000	41,152
PSEG Power LLC 5.500%, 12/1/15	75,000	79,673
Public Service Co. of New Mexico 7.950%, 5/15/18	1,500,000	1,570,198
Southern California Edison Co. 6.000%, 1/15/34	45,000	47,416
Texas Competitive Electric Holdings Co. LLC
10.500%, 11/1/16 PIK	594,140	418,869
Series A 10.250%, 11/1/15(e)	7,000,000	5,670,000
Series B 10.250%, 11/1/15	5,800,000	4,698,000
Term Loan 3.754%, 10/10/14(l)	7,226,876	5,871,836
Virginia Electric & Power Co. Series A 5.950%, 9/15/17	100,000	108,365

		24,285,987

Gas Utilities (0.0%)
Atmos Energy Corp. 8.500%, 3/15/19	70,000	85,024

	Principal Amount	Value (Note 1)

Independent Power Producers & Energy Traders (0.6%)
Dynegy Holdings, Inc. 7.500%, 6/1/15	$2,000,000	$1,870,000
7.750%, 6/1/19	3,500,000	3,036,250
RRI Energy, Inc. 7.875%, 6/15/17	1,800,000	1,768,500
Tennessee Valley Authority 5.250%, 9/15/39	100,000	99,085

		6,773,835

Multi-Utilities (0.1%)
CMS Energy Corp. 8.750%, 6/15/19	1,000,000	1,094,542
Dominion Resources, Inc. 5.000%, 12/1/14	81,000	86,266
8.875%, 1/15/19	113,000	140,822
5.950%, 6/15/35	30,000	29,839
DTE Energy Co. 6.350%, 6/1/16	60,000	62,347

		1,413,816

Total Utilities		32,558,662

Total Corporate Bonds		303,272,813

Government Securities (9.1%)
Foreign Governments (0.2%)
European Investment Bank 4.625%, 10/20/15	340,000	364,048
Federative Republic of Brazil 8.000%, 1/15/18	504,333	575,444
5.875%, 1/15/19	155,000	165,075
Province of British Columbia 4.300%, 5/30/13	15,000	15,678
Province of Nova Scotia 5.125%, 1/26/17	50,000	53,241
Province of Ontario 4.500%, 2/3/15	96,000	101,372
4.750%, 1/19/16	47,000	49,494
Province of Quebec 4.600%, 5/26/15	47,000	49,747
7.500%, 9/15/29	82,000	103,164
Republic of Italy 4.375%, 6/15/13	78,000	82,305
4.500%, 1/21/15	129,000	134,956
4.750%, 1/25/16	49,000	50,933
6.875%, 9/27/23	29,000	32,825
5.375%, 6/15/33	122,000	119,984
Republic of Peru 7.125%, 3/30/19	85,000	97,750
Republic of Poland 5.000%, 10/19/15	33,000	34,655
Republic of South Africa 6.500%, 6/2/14	31,000	33,945
United Mexican States 6.375%, 1/16/13	106,000	117,130
6.750%, 9/27/34	194,000	204,670

		2,386,416

Municipal Bonds (0.1%)
Metropolitan Transportation Authority
7.336%, 11/15/39	30,000	33,427

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Port Authority of New York & New Jersey
6.040%, 12/1/29	$70,000	$70,006
State of California 7.550%, 4/1/39	275,000	266,494
State of Illinois 5.100%, 6/1/33	105,000	87,455

		457,382

Supranational (0.1%)
Eksportfinans A/S 5.500%, 5/25/16	60,000	64,643
European Investment Bank 3.000%, 4/8/14	130,000	131,069
4.625%, 5/15/14	123,000	131,869
Inter-American Development Bank 5.125%, 9/13/16	75,000	81,760
International Bank for Reconstruction & Development
7.625%, 1/19/23	137,000	174,720
Svensk Exportkredit AB 4.875%, 9/29/11	800,000	846,969

		1,431,030

U.S. Government Agencies (5.1%)
Federal Farm Credit Bank 4.875%, 1/17/17	180,000	191,543
Federal Home Loan Bank 3.625%, 10/18/13	685,000	717,563
5.250%, 6/5/17	595,000	653,483
Federal Home Loan Mortgage Corp. 3.875%, 6/29/11	616,000	642,672
5.125%, 7/15/12	841,000	913,631
4.875%, 11/15/13	1,044,000	1,142,634
5.500%, 11/1/18	72,646	77,505
5.500%, 5/1/20	60,477	64,464
5.500%, 12/1/21	144,675	153,989
5.500%, 3/1/22	164,078	174,486
6.750%, 9/15/29	78,000	93,992
6.250%, 7/15/32	189,000	219,436
6.000%, 12/1/33	401,382	430,184
5.697%, 11/1/36(l)	1,565,529	1,652,821
6.024%, 4/1/37(l)	1,288,981	1,368,766
Federal National Mortgage Association
5.125%, 4/15/11	665,000	702,472
5.375%, 11/15/11	490,000	528,214
1.750%, 8/10/12	1,000,000	999,799
4.625%, 10/15/14	251,000	271,956
5.000%, 4/15/15	233,000	256,046
5.375%, 6/12/17	796,000	882,573
5.000%, 2/1/18	307,006	323,855
5.000%, 11/1/18	528,068	556,555
5.000%, 12/1/18	870,614	918,260
5.000%, 10/1/19	293,540	309,055
5.500%, 3/1/20	97,578	104,149
4.500%, 9/1/20	1,336,539	1,391,880
5.000%, 3/1/21	62,769	65,979
6.000%, 9/1/21	177,245	190,289
5.000%, 2/1/24	134,634	141,097
4.000%, 6/1/24	1,079,443	1,087,919
6.250%, 5/15/29	164,000	187,542
5.500%, 7/1/33	2,501,605	2,630,594

	Principal Amount	Value (Note 1)

5.000%, 11/1/33	$2,657,074	$2,736,890
5.000%, 6/1/35	1,418,809	1,460,542
4.500%, 10/1/35	841,895	844,789
5.500%, 1/1/36	2,074,113	2,179,439
5.500%, 11/1/36	1,607,189	1,687,549
5.500%, 2/1/37	3,279,265	3,441,178
5.000%, 5/1/37	411,223	422,548
5.000%, 7/1/37	111,130	114,191
6.000%, 9/1/37	4,260,686	4,521,819
6.000%, 12/1/37	98,822	104,848
6.000%, 5/1/38	248,844	263,940
6.000%, 8/1/38	379,192	402,195
6.500%, 9/1/38	1,731,924	1,857,353
6.000%, 10/1/38	2,262,102	2,400,744
6.000%, 11/1/38	92,987	98,686
4.500%, 6/1/39	1,279,203	1,278,403
4.000%, 7/1/39	648,460	627,335
4.500%, 7/1/39	2,754,557	2,752,835
4.000%, 8/1/39	1,590,183	1,539,372
4.500%, 8/1/39	884,426	883,874
4.500%, 12/1/39	1,100,000	1,099,313
4.500%, 1/25/40 TBA	1,200,000	1,234,406
5.000%, 1/25/40 TBA	3,300,000	3,386,883
6.500%, 1/25/40 TBA	600,000	642,516
Government National Mortgage Association 5.000%, 9/15/39	1,095,992	1,129,899
5.500%, 1/25/40 TBA	2,000,000	2,095,781

		59,252,731

U.S. Treasuries (3.6%)
U.S. Treasury Bonds 8.750%, 5/15/17	501,000	677,172
8.125%, 8/15/19	304,000	409,165
8.500%, 2/15/20	342,000	473,937
8.000%, 11/15/21	545,000	742,137
6.250%, 8/15/23	905,000	1,080,909
6.375%, 8/15/27	958,000	1,169,958
5.375%, 2/15/31	282,000	311,610
4.500%, 2/15/36	565,000	556,525
5.000%, 5/15/37	44,000	46,729
4.375%, 2/15/38	337,000	323,520
4.500%, 5/15/38	875,000	856,817
4.250%, 5/15/39	90,000	84,431
4.500%, 8/15/39	200,000	195,469
4.375%, 11/15/39	740,000	708,319
U.S. Treasury Notes 4.250%, 1/15/11	1,089,000	1,129,838
0.875%, 1/31/11	762,000	764,381
0.875%, 2/28/11	633,000	634,533
1.000%, 8/31/11	1,630,000	1,630,828
4.500%, 9/30/11	1,703,000	1,805,579
4.625%, 2/29/12	2,780,000	2,979,596
1.375%, 5/15/12	1,300,000	1,300,000
4.750%, 5/31/12	749,000	808,862
1.875%, 6/15/12	910,000	919,954
4.250%, 9/30/12	522,000	560,171
3.875%, 10/31/12	727,000	773,573
1.125%, 12/15/12	4,000,000	3,935,920
2.750%, 2/28/13	2,750,000	2,833,358
1.500%, 12/31/13	1,396,000	1,359,246
2.625%, 7/31/14	1,350,000	1,356,750
2.375%, 8/31/14	49,000	48,640
2.125%, 11/30/14	1,000,000	976,330

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

2.625%, 12/31/14	$2,500,000	$2,492,775
4.000%, 2/15/15	284,000	301,839
4.125%, 5/15/15	312,000	332,670
3.250%, 6/30/16	685,000	686,980
4.875%, 8/15/16	372,000	409,084
4.500%, 5/15/17	1,227,000	1,311,643
4.250%, 11/15/17	1,355,000	1,420,209
4.000%, 8/15/18	903,000	922,259
3.625%, 8/15/19	440,000	432,575
3.375%, 11/15/19	1,490,000	1,433,201

		41,197,492

Total Government Securities		104,725,051

Total Long-Term Debt Securities (36.4%) (Cost $426,601,419)		420,626,856

	Number of Shares	Value (Note 1)

CONVERTIBLE PREFERRED STOCKS:
Consumer Discretionary (0.1%)
Automobiles (0.1%)
Motors Liquidation Co. 6.250%*	200,000	1,130,000

Total Consumer Discretionary		1,130,000

Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
SandRidge Energy, Inc. 8.500%*§	10,000	1,416,250

Total Energy		1,416,250

Financials (2.1%)
Commercial Banks (0.6%)
Wells Fargo & Co. 7.500%	7,000	6,426,000

Diversified Financial Services (1.3%)
Bank of America Corp. 7.250%	8,210	7,224,800
Citigroup, Inc. 7.500%*	60,000	6,260,400
Morgan Stanley, Class A 10.000%*§	118,000	1,982,152

		15,467,352

Real Estate Investment Trusts (REITs) (0.1%)
FelCor Lodging Trust, Inc. 1.950%*	130,000	1,413,750

Thrifts & Mortgage Finance (0.1%)
Fannie Mae 5.375%*	80	220,000
8.750%*	189,400	337,132

		557,132

Total Financials		23,864,234

Total Convertible Preferred Stocks (2.3%) (Cost $42,587,229)		26,410,484

	Number of Shares	Value (Note 1)

PREFERRED STOCKS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Callon Petroleum Co. 18.000%*	6,750	$101,255

Total Energy		101,255

Financials (0.3%)
Commercial Banks (0.2%)
GMAC, Inc. 7.000%*§	4,046	2,666,820

Thrifts & Mortgage Finance (0.1%)
Fannie Mae 6.750%*	200,000	182,000
7.625%*	306,800	285,324
8.250%(l)*	149,600	164,560
Freddie Mac 8.375%(l)*	288,100	302,505

		934,389

Total Financials		3,601,209

Health Care (0.1%)
Health Care Providers & Services (0.1%)
Tenet Healthcare Corp. 7.000%*	1,500	1,440,000

Total Health Care		1,440,000

Utilities (0.1%)
Electric Utilities (0.1%)
FPL Group, Inc. 8.375%	20,000	1,043,000

Total Utilities		1,043,000

Total Preferred Stocks (0.5%) (Cost $27,508,120)		6,185,464

COMMON STOCKS:
Consumer Discretionary (4.5%)
Auto Components (0.1%)
Goodyear Tire & Rubber Co.*	10,800	152,280
Johnson Controls, Inc.	29,900	814,476

		966,756

Automobiles (0.1%)
Ford Motor Co.*	144,000	1,440,000
Harley-Davidson, Inc.	10,500	264,600

		1,704,600

Distributors (0.0%)
Genuine Parts Co.	7,100	269,516

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	5,400	327,132
DeVry, Inc.	2,800	158,844
H&R Block, Inc.	15,200	343,824

		829,800

Hotels, Restaurants & Leisure (0.6%)
Carnival Corp.*	19,500	617,955
Darden Restaurants, Inc.	6,100	213,927

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

International Game Technology	13,200	$247,764
Marriott International, Inc., Class A	11,837	322,558
McDonald’s Corp.	47,500	2,965,900
Starbucks Corp.*	32,800	756,368
Starwood Hotels & Resorts Worldwide, Inc.	8,300	303,531
Wyndham Worldwide Corp.	8,000	161,360
Wynn Resorts Ltd.	3,000	174,690
Yum! Brands, Inc.	20,600	720,382

		6,484,435

Household Durables (0.1%)
Black & Decker Corp.	2,700	175,041
D.R. Horton, Inc.	12,300	133,701
Fortune Brands, Inc.	6,700	289,440
Harman International Industries, Inc.	3,100	109,368
Leggett & Platt, Inc.	7,000	142,800
Lennar Corp., Class A	6,300	80,451
Newell Rubbermaid, Inc.	12,400	186,124
Pulte Homes, Inc.*	12,890	128,900
Whirlpool Corp.	3,100	250,046

		1,495,871

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*	14,650	1,970,718
Expedia, Inc.*	9,400	241,674
priceline.com, Inc.*	1,900	415,150

		2,627,542

Leisure Equipment & Products (0.1%)
Eastman Kodak Co.*	12,100	51,062
Hasbro, Inc.	5,600	179,536
Mattel, Inc.	16,000	319,680

		550,278

Media (1.8%)
CBS Corp., Class B	30,300	425,715
Charter Communications, Inc., Class A*†	139,181	4,940,926
Charter Communications, Inc., Class A*	47,932	1,701,586
Comcast Corp., Class A	206,600	3,483,276
DIRECTV, Class A*	41,500	1,384,025
Gannett Co., Inc.	10,500	155,925
Interpublic Group of Cos., Inc.*	21,400	157,932
McGraw-Hill Cos., Inc.	14,000	469,140
Meredith Corp.	1,700	52,445
New York Times Co., Class A*	5,200	64,272
News Corp., Class A	100,600	1,377,214
Omnicom Group, Inc.	13,900	544,185
Scripps Networks Interactive, Inc., Class A	4,000	166,000
Time Warner Cable, Inc.	15,700	649,823
Time Warner, Inc.	52,000	1,515,280
Viacom, Inc., Class B*	27,000	802,710
Walt Disney Co.	85,300	2,750,925
Washington Post Co., Class B	269	118,253

		20,759,632

Multiline Retail (0.5%)
Big Lots, Inc.*	3,700	107,226
Family Dollar Stores, Inc.	6,300	175,329

	Number of Shares	Value (Note 1)

J.C. Penney Co., Inc.	9,900	$263,439
Kohl’s Corp.*	13,100	706,483
Macy’s, Inc.	18,800	315,088
Nordstrom, Inc.	7,100	266,818
Sears Holdings Corp.*	2,300	191,935
Target Corp.	67,600	3,269,812

		5,296,130

Specialty Retail (0.7%)
Abercrombie & Fitch Co., Class A	3,500	121,975
AutoNation, Inc.*	4,800	91,920
AutoZone, Inc.*	1,200	189,684
Bed Bath & Beyond, Inc.*	11,600	448,108
Best Buy Co., Inc.	14,600	576,116
GameStop Corp., Class A*	6,600	144,804
Gap, Inc.	20,200	423,190
Home Depot, Inc.	74,800	2,163,964
Limited Brands, Inc.	12,100	232,804
Lowe’s Cos., Inc.	63,900	1,494,621
Office Depot, Inc.*	12,300	79,335
O’Reilly Automotive, Inc.*	6,100	232,532
RadioShack Corp.	5,600	109,200
Ross Stores, Inc.	5,100	217,821
Sherwin-Williams Co.	4,400	271,260
Staples, Inc.	30,900	759,831
Tiffany & Co.	5,500	236,500
TJX Cos., Inc.	18,000	657,900

		8,451,565

Textiles, Apparel & Luxury Goods (0.2%)
Coach, Inc.	14,200	518,726
NIKE, Inc., Class B	16,900	1,116,583
Polo Ralph Lauren Corp.	2,500	202,450
VF Corp.	4,000	292,960

		2,130,719

Total Consumer Discretionary		51,566,844

Consumer Staples (4.5%)
Beverages (1.2%)
Brown-Forman Corp., Class B	4,500	241,065
Coca-Cola Co.	101,900	5,808,300
Coca-Cola Enterprises, Inc.	14,100	298,920
Constellation Brands, Inc., Class A*	8,800	140,184
Diageo plc	150,000	2,615,904
Dr. Pepper Snapple Group, Inc.	11,300	319,790
Molson Coors Brewing Co., Class B	6,700	302,572
Pepsi Bottling Group, Inc.	5,900	221,250
PepsiCo, Inc.	69,000	4,195,200

		14,143,185

Food & Staples Retailing (1.0%)
Costco Wholesale Corp.	18,800	1,112,396
CVS Caremark Corp.	62,100	2,000,241
Kroger Co.	27,500	564,575
Safeway, Inc.	18,800	400,252
SUPERVALU, Inc.	9,500	120,745
Sysco Corp.	26,300	734,822

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Walgreen Co.	42,900	$1,575,288
Wal-Mart Stores, Inc.	93,900	5,018,955
Whole Foods Market, Inc.*	6,300	172,935

		11,700,209

Food Products (0.6%)
Archer-Daniels-Midland Co.	28,600	895,466
Campbell Soup Co.	9,000	304,200
ConAgra Foods, Inc.	20,000	461,000
Dean Foods Co.*	7,900	142,516
General Mills, Inc.	14,600	1,033,826
H.J. Heinz Co.	14,000	598,640
Hershey Co.	7,400	264,846
Hormel Foods Corp.	2,600	99,970
J.M. Smucker Co.	5,400	333,450
Kellogg Co.	11,300	601,160
Kraft Foods, Inc., Class A	65,500	1,780,290
McCormick & Co., Inc. (Non -Voting)	5,700	205,941
Sara Lee Corp.	31,000	377,580
Tyson Foods, Inc., Class A	13,500	165,645

		7,264,530

Household Products (1.0%)
Clorox Co.	6,200	378,200
Colgate-Palmolive Co.	21,900	1,799,085
Kimberly-Clark Corp.	17,900	1,140,409
Procter & Gamble Co.	128,500	7,790,955

		11,108,649

Personal Products (0.1%)
Avon Products, Inc.	19,000	598,500
Estee Lauder Cos., Inc., Class A	5,200	251,472
Mead Johnson Nutrition Co., Class A	8,600	375,820

		1,225,792

Tobacco (0.6%)
Altria Group, Inc.	91,100	1,788,293
Lorillard, Inc.	6,800	545,564
Philip Morris International, Inc.	83,800	4,038,322
Reynolds American, Inc.	7,500	397,275

		6,769,454

Total Consumer Staples		52,211,819

Energy (6.7%)
Energy Equipment & Services (0.7%)
Baker Hughes, Inc.	13,800	558,624
BJ Services Co.	13,000	241,800
Cameron International Corp.*	10,500	438,900
Diamond Offshore Drilling, Inc.	2,800	275,576
FMC Technologies, Inc.*	5,500	318,120
Halliburton Co.	39,000	1,173,510
Nabors Industries Ltd.*	12,600	275,814
National Oilwell Varco, Inc.	18,600	820,074
Rowan Cos., Inc.*	5,100	115,464
Schlumberger Ltd.	52,800	3,436,752
Smith International, Inc.	11,000	298,870

		7,953,504

	Number of Shares	Value (Note 1)

Oil, Gas & Consumable Fuels (6.0%)
Anadarko Petroleum Corp.	21,400	$1,335,788
Apache Corp.	14,600	1,506,282
Cabot Oil & Gas Corp.	4,600	200,514
Callon Petroleum Co.*	82,500	123,750
Canadian Oil Sands Trust	223,600	6,394,680
Chesapeake Energy Corp.	27,900	722,052
Chevron Corp.	88,200	6,790,518
ConocoPhillips	215,300	10,995,371
Consol Energy, Inc.	8,100	403,380
Denbury Resources, Inc.*	11,100	164,280
Devon Energy Corp.	19,200	1,411,200
El Paso Corp.	31,300	307,679
EOG Resources, Inc.	10,800	1,050,840
Exxon Mobil Corp.	384,100	26,191,779
Hess Corp.	12,400	750,200
Marathon Oil Corp.	31,600	986,552
Massey Energy Co.	3,800	159,638
McMoRan Exploration Co. (ADR)*	700	990,150
Murphy Oil Corp.	8,500	460,700
Noble Energy, Inc.	7,700	548,394
Occidental Petroleum Corp.	35,700	2,904,195
Peabody Energy Corp.	11,500	519,915
Pioneer Natural Resources Co.	5,200	250,484
Range Resources Corp.	6,600	329,010
Southwestern Energy Co.*	15,300	737,460
Spectra Energy Corp.	28,800	590,688
Sunoco, Inc.	5,200	135,720
Tesoro Corp.	6,200	84,010
Valero Energy Corp.	24,800	415,400
Williams Cos., Inc.	25,900	545,972
XTO Energy, Inc.	25,300	1,177,209

		69,183,810

Total Energy		77,137,314

Financials (9.4%)
Capital Markets (2.1%)
Ameriprise Financial, Inc.	11,400	442,548
Bank of New York Mellon Corp.	52,200	1,460,034
Charles Schwab Corp.	41,900	788,558
Credit Suisse USA, Inc. (ADR)*	125,000	2,332,500
Deutsche Bank AG (ADR)*§	75,000	2,027,400
E*TRADE Financial Corp.*	72,300	126,525
Federated Investors, Inc., Class B	4,000	110,000
Franklin Resources, Inc.	6,700	705,845
Goldman Sachs Group, Inc.*§	180,000	8,039,700
Goldman Sachs Group, Inc.	22,610	3,817,472
Invesco Ltd.	18,300	429,867
Janus Capital Group, Inc.	8,000	107,600
Legg Mason, Inc.	7,200	217,152
Morgan Stanley	59,300	1,755,280
Northern Trust Corp.	10,700	560,680
State Street Corp.	22,000	957,880
T. Rowe Price Group, Inc.	11,400	607,050

		24,486,091

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Commercial Banks (2.1%)
Barclays plc	300,000	$1,322,003
BB&T Corp.	30,300	768,711
Comerica, Inc.	6,700	198,119
Fifth Third Bancorp	35,700	348,075
First Horizon National Corp.*	9,946	133,272
HSBC Holdings plc	500,000	5,706,163
Huntington Bancshares, Inc./Ohio	30,200	110,230
KeyCorp	38,600	214,230
M&T Bank Corp.	3,700	247,493
Marshall & Ilsley Corp.	22,000	119,900
PNC Financial Services Group, Inc.	20,300	1,071,637
Regions Financial Corp.	51,600	272,964
SunTrust Banks, Inc.	22,200	450,438
U.S. Bancorp	84,800	1,908,848
Wells Fargo & Co.	424,200	11,449,158
Zions Bancorp.	5,200	66,716

		24,387,957

Consumer Finance (0.7%)
American Express Co.	52,700	2,135,404
Capital One Financial Corp.	132,100	5,064,714
Discover Financial Services	23,900	351,569
SLM Corp.*	20,900	235,543

		7,787,230

Diversified Financial Services (2.9%)
Bank of America Corp.	937,100	14,112,726
Citigroup, Inc.	1,357,800	4,494,318
CME Group, Inc.	2,959	994,076
IntercontinentalExchange, Inc.*	3,200	359,360
JPMorgan Chase & Co.	298,800	12,450,996
Leucadia National Corp.*	8,100	192,699
Moody’s Corp.	8,500	227,800
NASDAQ OMX Group, Inc.*	6,100	120,902
NYSE Euronext	11,600	293,480

		33,246,357

Insurance (0.9%)
Aflac, Inc.	20,800	962,000
Allstate Corp.	23,900	717,956
American International Group, Inc.*	5,975	179,131
Aon Corp.	12,300	471,582
Assurant, Inc.	5,400	159,192
Chubb Corp.	15,500	762,290
Cincinnati Financial Corp.	7,300	191,552
Genworth Financial, Inc., Class A*	20,300	230,405
Hartford Financial Services Group, Inc.	17,200	400,072
Lincoln National Corp.	13,200	328,416
Loews Corp.	16,100	585,235
Marsh & McLennan Cos., Inc.	23,300	514,464
MetLife, Inc.	35,500	1,254,925
Principal Financial Group, Inc.	13,900	334,156
Progressive Corp.*	30,400	546,896
Prudential Financial, Inc.	20,600	1,025,056
Torchmark Corp.	3,800	167,010
Travelers Cos., Inc.	23,500	1,171,710

	Number of Shares	Value (Note 1)

Unum Group	14,800	$288,896
XL Capital Ltd., Class A	15,300	280,449

		10,571,393

Real Estate Investment Trusts (REITs) (0.7%)
Apartment Investment & Management Co. (REIT), Class A	5,500	87,560
AvalonBay Communities, Inc. (REIT)	3,400	279,174
Boston Properties, Inc. (REIT)	6,200	415,834
Duke Realty Corp. (REIT)	170,000	2,068,900
Equity Residential (REIT)	12,200	412,116
HCP, Inc. (REIT)	12,900	393,966
Health Care REIT, Inc. (REIT)	5,100	226,032
Host Hotels & Resorts, Inc. (REIT)*	27,366	319,361
iStar Financial, Inc. (REIT)*	156,800	401,408
Kimco Realty Corp. (REIT)	16,600	224,598
Plum Creek Timber Co., Inc. (REIT)	7,300	275,648
ProLogis (REIT)	19,800	271,062
Public Storage (REIT)	5,700	464,265
Simon Property Group, Inc. (REIT)	12,330	983,934
Ventas, Inc. (REIT)	7,000	306,180
Vornado Realty Trust (REIT)	7,056	493,497

		7,623,535

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*	10,800	146,556

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	22,300	306,179
People’s United Financial, Inc.	15,500	258,850

		565,029

Total Financials		108,814,148

Health Care (6.2%)
Biotechnology (0.6%)
Amgen, Inc.*	44,500	2,517,365
Biogen Idec, Inc.*	12,300	658,050
Celgene Corp.*	20,500	1,141,440
Cephalon, Inc.*	3,000	187,230
Genzyme Corp.*	11,300	553,813
Gilead Sciences, Inc.*	40,100	1,735,528

		6,793,426

Health Care Equipment & Supplies (0.7%)
Baxter International, Inc.	26,100	1,531,548
Becton, Dickinson and Co.	10,700	843,802
Boston Scientific Corp.*	67,100	603,900
C.R. Bard, Inc.	4,400	342,760
CareFusion Corp.*	8,050	201,331
DENTSPLY International, Inc.	6,600	232,122
Hospira, Inc.*	7,200	367,200
Intuitive Surgical, Inc.*	1,689	512,307
Medtronic, Inc.	48,700	2,141,826
St. Jude Medical, Inc.*	15,200	559,056
Stryker Corp.	12,100	609,477
Varian Medical Systems, Inc.*	5,600	262,360

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Zimmer Holdings, Inc.*	9,600	$567,456

		8,775,145

Health Care Providers & Services (0.8%)
Aetna, Inc.	18,500	586,450
AmerisourceBergen Corp.	13,400	349,338
Cardinal Health, Inc.	16,100	519,064
CIGNA Corp.	11,600	409,132
Coventry Health Care, Inc.*	6,600	160,314
DaVita, Inc.*	4,600	270,204
Express Scripts, Inc.*	12,100	1,046,045
Humana, Inc.*	7,600	333,564
Laboratory Corp. of America Holdings*	4,800	359,232
McKesson Corp.	12,100	756,250
Medco Health Solutions, Inc.*	21,300	1,361,283
Patterson Cos., Inc.*	4,100	114,718
Quest Diagnostics, Inc.	6,800	410,584
Tenet Healthcare Corp.*	18,700	100,793
UnitedHealth Group, Inc.	51,000	1,554,480
WellPoint, Inc.*	20,100	1,171,629

		9,503,080

Health Care Technology (0.0%)
IMS Health, Inc.	8,100	170,586

Life Sciences Tools & Services (0.2%)
Life Technologies Corp.*	7,800	407,394
Millipore Corp.*	2,500	180,875
PerkinElmer, Inc.	5,200	107,068
Thermo Fisher Scientific, Inc.*	18,400	877,496
Waters Corp.*	4,300	266,428

		1,839,261

Pharmaceuticals (3.9%)
Abbott Laboratories, Inc.	112,800	6,090,072
Allergan, Inc.	13,700	863,237
Bristol-Myers Squibb Co.	75,600	1,908,900
Eli Lilly and Co.	43,900	1,567,669
Forest Laboratories, Inc.*	13,500	433,485
Johnson & Johnson	201,400	12,972,174
King Pharmaceuticals, Inc.*	11,100	136,197
Merck & Co., Inc.	394,368	14,410,207
Mylan, Inc.*	13,600	250,648
Pfizer, Inc.	354,909	6,455,794
Watson Pharmaceuticals, Inc.*	4,700	186,167

		45,274,550

Total Health Care		72,356,048

Industrials (3.9%)
Aerospace & Defense (1.0%)
Boeing Co.	32,000	1,732,160
General Dynamics Corp.	17,200	1,172,524
Goodrich Corp.	5,500	353,375
Honeywell International, Inc.	33,000	1,293,600
ITT Corp.	8,100	402,894
L-3 Communications Holdings, Inc.	5,200	452,140
Lockheed Martin Corp.	13,800	1,039,830
Northrop Grumman Corp.	14,200	793,070
Precision Castparts Corp.	6,200	684,170
Raytheon Co.	16,400	844,928

	Number of Shares	Value (Note 1)

Rockwell Collins, Inc.	7,100	$393,056
United Technologies Corp.	41,300	2,866,633

		12,028,380

Air Freight & Logistics (0.4%)
C.H. Robinson Worldwide, Inc.	7,600	446,348
Expeditors International of Washington, Inc.	9,500	329,935
FedEx Corp.	13,500	1,126,575
United Parcel Service, Inc., Class B	43,700	2,507,069

		4,409,927

Airlines (0.0%)
Southwest Airlines Co.	33,100	378,333

Building Products (0.0%)
Masco Corp.	16,000	220,960

Commercial Services & Supplies (0.2%)
Avery Dennison Corp.	5,000	182,450
Cintas Corp.	5,900	153,695
Iron Mountain, Inc.*	8,000	182,080
Pitney Bowes, Inc.	9,200	209,392
R.R. Donnelley & Sons Co.	9,200	204,884
Republic Services, Inc.	14,400	407,664
Stericycle, Inc.*	3,800	209,646
Waste Management, Inc.	21,900	740,439

		2,290,250

Construction & Engineering (0.1%)
Fluor Corp.	7,500	337,800
Jacobs Engineering Group, Inc.*	5,500	206,855
Quanta Services, Inc.*	8,700	181,308

		725,963

Electrical Equipment (0.2%)
Emerson Electric Co.	33,500	1,427,100
First Solar, Inc.*	2,100	284,340
Rockwell Automation, Inc.	6,300	295,974
Roper Industries, Inc.	4,000	209,480

		2,216,894

Industrial Conglomerates (0.9%)
3M Co.	31,100	2,571,037
General Electric Co.	469,400	7,102,022
Textron, Inc.	12,000	225,720

		9,898,779

Machinery (0.6%)
Caterpillar, Inc.	27,100	1,544,429
Cummins, Inc.	9,000	412,740
Danaher Corp.	11,400	857,280
Deere & Co.	18,300	989,847
Dover Corp.	8,300	345,363
Eaton Corp.	7,400	470,788
Flowserve Corp.	2,500	236,325
Illinois Tool Works, Inc.	17,100	820,629
PACCAR, Inc.	16,200	587,574
Pall Corp.	5,300	191,860
Parker Hannifin Corp.	7,200	387,936
Snap-On, Inc.	2,600	109,876

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Stanley Works	3,600	$185,436

		7,140,083

Professional Services (0.1%)
Dun & Bradstreet Corp.	2,400	202,488
Equifax, Inc.	5,600	172,984
Monster Worldwide, Inc.*	5,700	99,180
Robert Half International, Inc.	6,800	181,764

		656,416

Road & Rail (0.4%)
Burlington Northern Santa Fe Corp.	11,700	1,153,854
CSX Corp.	17,500	848,575
Norfolk Southern Corp.	16,400	859,688
Ryder System, Inc.	2,500	102,925
Union Pacific Corp.	21,900	1,399,410

		4,364,452

Trading Companies & Distributors (0.0%)
Fastenal Co.	5,800	241,512
W.W. Grainger, Inc.	2,800	271,124

		512,636

Total Industrials		44,843,073

Information Technology (7.6%)
Communications Equipment (1.0%)
Cisco Systems, Inc.*	253,000	6,056,820
Harris Corp.	5,900	280,545
JDS Uniphase Corp.*	9,900	81,675
Juniper Networks, Inc.*	23,300	621,411
Motorola, Inc.*	102,200	793,072
QUALCOMM, Inc.	73,500	3,400,110
Tellabs, Inc.*	17,800	101,104

		11,334,737

Computers & Peripherals (2.2%)
Apple, Inc.*	39,600	8,350,056
Dell, Inc.*	74,700	1,072,692
EMC Corp.*	88,600	1,547,842
Hewlett-Packard Co.	104,300	5,372,493
International Business Machines Corp.	57,800	7,566,020
Lexmark International, Inc., Class A*	3,600	93,528
NetApp, Inc.*	14,500	498,655
QLogic Corp.*	5,500	103,785
SanDisk Corp.*	10,100	292,799
Sun Microsystems, Inc.*	32,000	299,840
Teradata Corp.*	7,700	242,011
Western Digital Corp.*	9,900	437,085

		25,876,806

Electronic Equipment, Instruments & Components (0.2%)
Agilent Technologies, Inc.*	15,300	475,371
Amphenol Corp., Class A	7,600	350,968
Corning, Inc.	69,300	1,338,183
FLIR Systems, Inc.*	6,700	219,224
Jabil Circuit, Inc.	9,200	159,804
Molex, Inc.	6,200	133,610

		2,677,160

	Number of Shares	Value (Note 1)

Internet Software & Services (0.8%)
Akamai Technologies, Inc.*	7,700	$195,041
eBay, Inc.*	48,800	1,148,752
Google, Inc., Class A*	10,610	6,577,988
VeriSign, Inc.*	8,600	208,464
Yahoo!, Inc.*	51,500	864,170

		8,994,415

IT Services (0.6%)
Affiliated Computer Services, Inc., Class A*	4,400	262,636
Automatic Data Processing, Inc.	22,400	959,168
Cognizant Technology Solutions Corp., Class A*	13,000	588,900
Computer Sciences Corp.*	6,800	391,204
Fidelity National Information Services, Inc.	13,700	321,128
Fiserv, Inc.*	6,900	334,512
Mastercard, Inc., Class A	4,160	1,064,877
Paychex, Inc.	14,300	438,152
SAIC, Inc.*	12,400	234,856
Total System Services, Inc.	8,800	151,976
Visa, Inc., Class A	19,500	1,705,470
Western Union Co.	31,300	590,005

		7,042,884

Office Electronics (0.2%)
Xerox Corp.	238,600	2,018,556

Semiconductors & Semiconductor Equipment (1.0%)
Advanced Micro Devices, Inc.*	25,200	243,936
Altera Corp.	12,000	271,560
Analog Devices, Inc.	12,800	404,224
Applied Materials, Inc.	57,000	794,580
Broadcom Corp., Class A*	19,100	600,695
Intel Corp.	242,900	4,955,160
KLA-Tencor Corp.	7,600	274,816
Linear Technology Corp.	9,900	302,346
LSI Corp.*	29,000	174,290
MEMC Electronic Materials, Inc.*	10,000	136,200
Microchip Technology, Inc.	8,200	238,292
Micron Technology, Inc.*	37,800	399,168
National Semiconductor Corp.	9,200	141,312
Novellus Systems, Inc.*	4,400	102,696
NVIDIA Corp.*	23,500	438,980
Teradyne, Inc.*	8,000	85,840
Texas Instruments, Inc.	54,200	1,412,452
Xilinx, Inc.	11,500	288,190

		11,264,737

Software (1.6%)
Adobe Systems, Inc.*	23,300	856,974
Autodesk, Inc.*	10,200	259,182
BMC Software, Inc.*	8,300	332,830
CA, Inc.	17,600	395,296
Citrix Systems, Inc.*	8,100	337,041
Compuware Corp.*	10,800	78,084
Electronic Arts, Inc.*	14,400	255,600
Intuit, Inc.*	14,400	442,224
McAfee, Inc.*	6,900	279,933
Microsoft Corp.	339,800	10,360,502
Novell, Inc.*	15,400	63,910

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Oracle Corp.	172,000	$4,220,880
Red Hat, Inc.*	8,500	262,650
Salesforce.com, Inc.*	4,700	346,719
Symantec Corp.*	36,500	652,985

		19,144,810

Total Information Technology		88,354,105

Materials (1.7%)
Chemicals (0.8%)
Air Products & Chemicals, Inc.	9,400	761,964
Airgas, Inc.	3,700	176,120
CF Industries Holdings, Inc.	2,300	208,794
Dow Chemical Co.	50,200	1,387,026
E.I. du Pont de Nemours & Co.	40,300	1,356,901
Eastman Chemical Co.	3,200	192,768
Ecolab, Inc.	10,000	445,800
FMC Corp.	3,300	184,008
International Flavors & Fragrances, Inc.	2,900	119,306
Monsanto Co.	24,000	1,962,000
PPG Industries, Inc.	7,300	427,342
Praxair, Inc.	13,700	1,100,247
Sigma-Aldrich Corp.	5,500	277,915

		8,600,191

Construction Materials (0.0%)
Vulcan Materials Co.	5,400	284,418

Containers & Packaging (0.1%)
Ball Corp.	4,200	217,140
Bemis Co., Inc.	4,800	142,320
Owens-Illinois, Inc.*	7,500	246,525
Pactiv Corp.*	5,900	142,426
Sealed Air Corp.	7,100	155,206

		903,617

Metals & Mining (0.7%)
AK Steel Holding Corp.	5,100	108,885
Alcoa, Inc.	41,800	673,816
Allegheny Technologies, Inc.	4,400	196,988
Barrick Gold Corp.	50,000	1,969,000
Cliffs Natural Resources, Inc.	5,500	253,495
Freeport-McMoRan Copper & Gold, Inc.*	18,700	1,501,423
Newmont Mining Corp.	61,100	2,890,641
Nucor Corp.	13,400	625,110
Titanium Metals Corp.*	3,800	47,576
United States Steel Corp.	6,000	330,720

		8,597,654

Paper & Forest Products (0.1%)
International Paper Co.	19,300	516,854
MeadWestvaco Corp.	7,600	217,588
Weyerhaeuser Co.	9,400	405,516

		1,139,958

Total Materials		19,525,838

Telecommunication Services (2.2%)
Diversified Telecommunication Services (1.9%)
AT&T, Inc.	484,600	13,583,338
CenturyTel, Inc.	13,209	478,298

	Number of Shares	Value (Note 1)

Frontier Communications Corp.	14,000	$109,340
Qwest Communications International, Inc.	66,100	278,281
Verizon Communications, Inc.	225,000	7,454,250
Windstream Corp.	17,200	189,028

		22,092,535

Wireless Telecommunication Services (0.3%)
American Tower Corp., Class A*	17,700	764,817
MetroPCS Communications, Inc.*	11,300	86,219
Sprint Nextel Corp.*	127,100	465,186
Vodafone Group plc	1,000,000	2,315,699

		3,631,921

Total Telecommunication Services		25,724,456

Utilities (6.3%)
Electric Utilities (3.1%)
Allegheny Energy, Inc.	7,600	178,448
American Electric Power Co., Inc.	140,400	4,884,516
Duke Energy Corp.	431,100	7,419,231
Edison International	14,500	504,310
Entergy Corp.	8,600	703,824
Exelon Corp.	28,500	1,392,795
FirstEnergy Corp.	48,400	2,248,180
FPL Group, Inc.	108,300	5,720,406
Northeast Utilities	7,800	201,162
Pepco Holdings, Inc.	9,800	165,130
Pinnacle West Capital Corp.	4,500	164,610
Portland General Electric Co.	41,100	838,851
PPL Corp.	16,800	542,808
Progress Energy, Inc.	82,400	3,379,224
Southern Co.	209,500	6,980,540

		35,324,035

Gas Utilities (0.2%)
AGL Resources, Inc.	40,000	1,458,800
EQT Corp.	5,800	254,736
Nicor, Inc.	2,000	84,200
Questar Corp.	7,800	324,246

		2,121,982

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	29,700	395,307
Constellation Energy Group, Inc.	8,900	313,013

		708,320

Multi-Utilities (2.9%)
Ameren Corp.	170,400	4,762,680
CenterPoint Energy, Inc.	15,600	226,356
CMS Energy Corp.	10,100	158,166
Consolidated Edison, Inc.	12,200	554,246
Dominion Resources, Inc.	146,300	5,693,996
DTE Energy Co.	42,300	1,843,857
Integrys Energy Group, Inc.	3,600	151,164
NiSource, Inc.	12,300	189,174

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

PG&E Corp.	131,400	$5,867,010
Public Service Enterprise Group, Inc.	187,600	6,237,700
SCANA Corp.	4,900	184,632
Sempra Energy	10,900	610,182
TECO Energy, Inc.	159,500	2,587,090
Wisconsin Energy Corp.	5,200	259,116
Xcel Energy, Inc.	220,300	4,674,766

		34,000,135

Water Utilities (0.0%)
American Water Works Co., Inc.	21,000	470,610

Total Utilities		72,625,082

Total Common Stocks (53.0%) (Cost $551,773,655)		613,158,727

	Number of Warrant	Value (Note 1)
WARRANT:
Consumer Discretionary (0.0%)
Media (0.0%)
Charter Communications, Inc., expiring 11/30/14* (Cost $19,529,875)	53,071	331,692

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (9.5%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $109,601,179)	$109,601,179	$109,601,179

Total Investments (101.7%) (Cost/Amortized Cost $1,177,601,477)		$1,176,314,402
Other Assets Less Liabilities (-1.7%)		(19,301,710)

Net Assets (100%)		$1,157,012,692

*	Non-income producing.
†	Securities (totaling $4,940,926 or 0.4% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2009, the market value of these securities amounted to $69,359,896 or 6.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(e)	Step Bond – Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2009. Maturity date disclosed is the ultimate maturity date.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.

Glossary:

ADR	— American Depositary Receipt
CMO	— Collateralized Mortgage Obligation
EUR	— European Currency Unit
PIK	— Payment-in Kind Security
TBA	— Security is subject to delayed delivery.

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	119	March-10	$6,545,170	$6,608,665	$63,495

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage- Backed Securities
Asset-Backed Securities	$—	$1,000,822	$—	$1,000,822
Non-Agency CMO	—	6,210,309	—	6,210,309
Common Stocks
Consumer Discretionary	46,625,918	—	4,940,926	51,566,844
Consumer Staples	49,595,915	2,615,904	—	52,211,819
Energy	76,147,164	990,150	—	77,137,314
Financials	89,386,382	19,427,766	—	108,814,148
Health Care	72,356,048	—	—	72,356,048
Industrials	44,843,073	—	—	44,843,073
Information Technology	88,354,105	—	—	88,354,105
Materials	19,525,838	—	—	19,525,838
Telecommunication Services	23,408,757	2,315,699	—	25,724,456
Utilities	72,625,082	—	—	72,625,082
Convertible Bonds
Financials	—	4,134,750	—	4,134,750
Information Technology	—	1,283,111	—	1,283,111
Convertible Preferred Stocks
Consumer Discretionary	1,130,000	—	—	1,130,000
Energy	—	1,416,250	—	1,416,250
Financials	13,023,532	10,840,702	—	23,864,234
Corporate Bonds
Consumer Discretionary	—	49,768,249	—	49,768,249
Consumer Staples	—	7,598,319	—	7,598,319
Energy	—	52,104,409	—	52,104,409
Financials	—	76,325,506	—	76,325,506
Health Care	—	35,246,575	—	35,246,575
Industrials	—	21,587,603	—	21,587,603
Information Technology	—	13,716,570	—	13,716,570
Materials	—	6,984,141	—	6,984,141
Telecommunication Services	—	7,382,779	—	7,382,779
Utilities	—	32,558,662	—	32,558,662
Futures	63,495	—	—	63,495
Government Securities
Foreign Governments	—	2,386,416	—	2,386,416
Municipal Bonds	—	457,382	—	457,382
Supranational	—	1,431,030	—	1,431,030
U.S. Government Agencies	—	59,252,731	—	59,252,731
U.S. Treasuries	—	41,197,492	—	41,197,492

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Preferred Stocks
Energy	$—	$101,255	$—	$101,255
Financials	3,601,209	—	—	3,601,209
Health Care	1,440,000	—	—	1,440,000
Utilities	1,043,000	—	—	1,043,000
Short-Term Investments	—	109,601,179	—	109,601,179
Warrants
Consumer Discretionary	331,692	—	—	331,692

Total Assets	$603,501,210	$567,935,761	$4,940,926	$1,176,377,897

Total Liabilities	$—	$—	$—	$—

Total	$603,501,210	$567,935,761	$4,940,926	$1,176,377,897

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities Consumer Discretionary
Balance as of 12/31/08	$—
Total gains or losses (realized/unrealized) included in earnings	—
Purchases, sales, issuances, and settlements (net)	—
Transfers in and/or out of Level 3	4,940,926
Balance as of 12/31/09	$4,940,926
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$2,331,282

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	63,495	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$63,495

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	2,710,669	—	—	2,710,669
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$2,710,669	$—	$—	$2,710,669

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	63,495	—	—	63,495
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$63,495	$—	$—	$63,495

The Portfolio held futures contracts with an average notional balance of approximately $9,658,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks, long-term corporate debt securities and short positions	$971,845,674
Long-term U.S. Treasury securities	79,837,413

$1,051,683,087

Net Proceeds of Sales and Redemptions:
Stocks, long-term corporate debt securities and short positions	$929,631,680
Long-term U.S. Treasury securities	37,316,727

$966,948,407

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$119,816,659
Aggregate gross unrealized depreciation	(121,932,897)

Net unrealized depreciation	$(2,116,238)

Federal income tax cost of investments	$1,178,430,640

The Portfolio has a net capital loss carryforward of $265,333,115 of which $85,491,338 expires in the year 2016, and $179,841,777 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $1,177,601,477)	$1,176,314,402
Foreign cash (Cost $200,470)	195,193
Cash held as collateral at broker	793,400
Dividends, interest and other receivables	7,090,021
Receivable for securities sold	1,999,244
Receivable from Separate Accounts for Trust shares sold	42,126

Total assets	1,186,434,386

LIABILITIES
Overdraft payable	39,501
Payable for securities purchased	21,054,778
Payable for forward commitments	6,809,578
Investment management fees payable	629,008
Payable to Separate Accounts for Trust shares redeemed	346,948
Administrative fees payable	158,587
Distribution fees payable - Class IB	146,457
Variation margin payable on futures contracts	68,608
Trustees’ fees payable	1,305
Accrued expenses	166,924

Total liabilities	29,421,694

NET ASSETS	$1,157,012,692

Net assets were comprised of:
Paid in capital	$1,434,063,800
Accumulated undistributed net investment income (loss)	(9,587,629)
Accumulated undistributed net realized gains (losses) on investments, securities sold short, futures and foreign currency transactions	(266,225,773)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(1,237,706)

Net assets	$1,157,012,692

Class IA
Net asset value, offering and redemption price per share, $463,553,788 / 58,402,793 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.94

Class IB
Net asset value, offering and redemption price per share, $693,458,904 / 87,364,931 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.94

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Interest (net of $69 foreign withholding tax)	$42,493,324
Dividends (net of $53,789 foreign withholding tax)	15,559,162

Total income	58,052,486

EXPENSES
Investment management fees	7,113,923
Distribution fees - Class IB	1,452,306
Administrative fees	1,445,575
Printing and mailing expenses	266,456
Professional fees	36,952
Custodian fees	36,500
Trustees’ fees	24,631
Miscellaneous	49,456

Gross expenses	10,425,799
Less: Waiver from investment advisor	(13,757)
Fees paid indirectly	(592,774)

Net expenses	9,819,268

NET INVESTMENT INCOME (LOSS)	48,233,218

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(163,392,041)
Foreign currency transactions	(27,390)
Futures	2,710,669
Securities sold short	35,938

Net realized gain (loss)	(160,672,824)

Change in unrealized appreciation (depreciation) on:
Securities	385,588,470
Foreign currency translations	(17,025)
Futures	63,495

Net change in unrealized appreciation (depreciation)	385,634,940

NET REALIZED AND UNREALIZED GAIN (LOSS)	224,962,116

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$273,195,334

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$48,233,218	$69,729,965
Net realized gain (loss) on investments, securities sold short, futures and foreign currency transactions	(160,672,824)	(96,874,199)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	385,634,940	(355,191,318)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	273,195,334	(382,335,552)

DIVIDENDS:
Dividends from net investment income
Class IA	(24,253,596)	(29,846,309)
Class IB	(34,480,330)	(40,601,665)

TOTAL DIVIDENDS	(58,733,926)	(70,447,974)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,951,411 and 25,683,338 shares, respectively ]	32,894,967	238,388,143
Capital shares issued in reinvestment of dividends [ 3,085,589 and 4,979,063 shares, respectively ]	24,253,596	29,846,309
Capital shares repurchased [ (6,391,885) and (750,838) shares, respectively ]	(45,930,533)	(6,161,426)

Total Class IA transactions	11,218,030	262,073,026

Class IB
Capital shares sold [ 18,389,504 and 19,187,987 shares, respectively ]	129,470,906	175,575,172
Capital shares issued in reinvestment of dividends [ 4,386,109 and 6,767,452 shares, respectively ]	34,480,330	40,601,665
Capital shares repurchased [ (13,627,200) and (17,161,406) shares, respectively ]	(96,538,578)	(150,952,746)

Total Class IB transactions	67,412,658	65,224,091

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	78,630,688	327,297,117

TOTAL INCREASE (DECREASE) IN NET ASSETS	293,092,096	(125,486,409)
NET ASSETS:
Beginning of year	863,920,596	989,407,005

End of year (a)	$1,157,012,692	$863,920,596

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(9,587,629)	$(279,158)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			September 15, 2006* to December 31, 2006
Class IA	2009	2008	2007
Net asset value, beginning of period	$6.40	$10.28	$10.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.36 (e)	0.64 (e)	0.63 (e)	0.13	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.62	(3.93)	(0.38)	0.35

Total from investment operations	1.98	(3.29)	0.25	0.48

Less distributions:
Dividends from net investment income	(0.44)	(0.59)	(0.35)	(0.07)
Distributions from net realized gains	—	—	(0.03)	—

Total dividends and distributions	(0.44)	(0.59)	(0.38)	(0.07)

Net asset value, end of period	$7.94	$6.40	$10.28	$10.41

Total return (b)	30.97%	(31.65)%	2.36%	4.81%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$463,554	$363,213	$275,884	$1,572
Ratio of expenses to average net assets:
After waivers (a)	0.91%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly (a)	0.84%	1.05%	1.05%	1.05%
Before waivers and fees paid indirectly (a)	0.91%	1.05%	1.05%	1.28	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers (a)	5.02%	7.22%	5.83%	4.31%
After waivers and fees paid indirectly (a)	5.09%	7.22%	5.83%	4.31%
Before waivers and fees paid indirectly (a)	5.02%	7.22%	5.83%	3.65%
Portfolio turnover rate	106%	57%	20%	7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	$—	$—	$0.02

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN CORE BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,					September 15, 2006* to December 31, 2006
Class IB	2009		2008		2007
Net asset value, beginning of period	$6.40		$10.28		$10.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.34	(e)	0.61	(e)	0.54 (e)	0.12	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.62		(3.92)		(0.32)	0.35

Total from investment operations	1.96		(3.31)		0.22	0.47

Less distributions:
Dividends from net investment income	(0.42)		(0.57)		(0.32)	(0.06)
Distributions from net realized gains	—		—		(0.03)	—

Total dividends and distributions	(0.42)		(0.57)		(0.35)	(0.06)

Net asset value, end of period	$7.94		$6.40		$10.28	$10.41

Total return (b)	30.62%		(31.83)%		2.07%	4.74%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$693,459		$500,707		$713,523	$153,843
Ratio of expenses to average net assets:
After waivers (a)	1.16	%(c)	1.30%		1.30%	1.30%
After waivers and fees paid indirectly (a)	1.09	%(c)	1.30	%(c)	1.30%	1.30%
Before waivers and fees paid indirectly (a)	1.16	%(c)	1.30%		1.30%	1.53	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers (a)	4.66%		6.79%		5.06%	4.03%
After waivers and fees paid indirectly (a)	4.72%		6.79%		5.06%	4.03%
Before waivers and fees paid indirectly (a)	4.66%		6.79%		5.06%	3.80%
Portfolio turnover rate	106%		57%		20%	7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	#	$—		$—	$0.01

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/GAMCO MERGERS & ACQUISITIONS PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	16.94%	4.18%	5.53%
Portfolio – IB Shares	16.63	4.03	5.42
S&P 500 Index	26.46	0.42	5.07

*   Date of inception 6/8/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/1/03

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 16.63% for the year ended December 31, 2009. The Portfolio’s benchmark, the S&P 500 Index, returned 26.46% over the same period.

Asset Class Overview

Over the 12 months, large cap stocks, as measured by the S&P 500 Index, returned 26.46%. Nine out of the ten sectors in the index delivered double-digit returns. Information technology was the strongest performing and largest sector, comprising approximately 18% of the index. Materials and consumer discretionary sectors also made strong gains. Defensive sectors such as utilities and telecommunications services were the worst performing sectors, although both still made a positive contribution to the benchmark’s return.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	Coming off the low level of 2008, the portion of the Portfolio that invests in potential deals rose over the year.

•	On a sector basis, leading contributors including Health Care, Consumer Staples and Energy.

•	Advanced Medical Optics was bought by Abbott Labs, and Liberty Entertainment and DirecTV merged.

•	Not holding ExxonMobil Corp. (Energy sector) and Procter and Gamble Co. (Consumer Staples sector) while the benchmark did, aided the Portfolio’s relative performance.

•	Holding Rohm and Haas Co. (Materials sector) and Genentech Inc. (Health Care sector) while the benchmark did not, aided relative returns.

What hurt performance during the year:

•	A small number of potential deal stocks had meaningful declines. Among those were two financial stocks, Bank of America and SWS Group.

•	The Information Technology sector was the only sector detractor from the Portfolio’s relative performance.

•	Not holding Apple Inc. and Google Inc. (both in the Information Technology sector) hindered relative returns.

•	Sun Microsystems Inc. (Information Technology sector) and Wyeth (Health Care sector) were among the leading detractors from relative performance.

•	Holding Centennial Communications (Telecommunications Services sector) while the benchmark did not was a negative for the Portfolio.

Portfolio Positioning and Outlook

Since March, stocks have climbed significantly, housing prices appear to have stabilized and the unemployment rate has flattened. The savings rate, which had reached a historical low of nearly 1% in early 2008, has increased. As global economic conditions rebound and large companies look for growth, we believe that merger activity may accelerate. In addition, we believe that the improved health of the capital markets could bring private equity buyers back to the negotiating table.

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	12.8%
Health Care	8.4
Consumer Staples	7.6
Industrials	6.4
Telecommunication Services	4.6
Consumer Discretionary	4.4
Financials	2.6
Utilities	1.4
Energy	1.3
Materials	0.6
Cash and Other	49.9

100.0%

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,091.20	$5.53
Hypothetical (5% average return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	1,089.30	6.85
Hypothetical (5% average return before expenses)	1,000.00	1,018.65	6.61

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.05% and 1.30%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (4.4%)
Diversified Consumer Services (0.1%)
Corinthian Colleges, Inc.*	8,500	$117,045
Keystone North America, Inc.	1,000	7,573

		124,618

Hotels, Restaurants & Leisure (0.6%)
Boyd Gaming Corp.*	45,000	376,650
Churchill Downs, Inc.	11,000	410,850
Dover Motorsports, Inc.	35,000	73,150
Ladbrokes plc	50,000	110,022
Landry’s Restaurants, Inc.*	1,000	21,290
MGM MIRAGE*	12,000	109,440

		1,101,402

Household Durables (0.4%)
Fortune Brands, Inc.	4,000	172,800
Harman International Industries, Inc.	8,000	282,240
Nobility Homes, Inc.*	2,400	25,080
Skyline Corp.	11,000	202,400

		682,520

Media (2.9%)
Acme Communications, Inc.*	20,000	10,000
Ascent Media Corp., Class A*	5,000	127,650
Beasley Broadcasting Group, Inc., Class A*	20,000	71,000
Cablevision Systems Corp. – New York Group, Class A	45,000	1,161,900
Clear Channel Outdoor Holdings, Inc., Class A*	145,400	1,510,706
Crown Media Holdings, Inc., Class A*	13,000	18,850
DIRECTV, Class A*	18,000	600,300
Fisher Communications, Inc.*	33,000	536,250
Liberty Global, Inc., Class A*	1,080	23,663
Liberty Media Corp. – Starz*	5,000	230,750
Liberty Media Corp., Capital Series, Class A*	10,000	238,800
LIN TV Corp., Class A*	45,000	200,700
Media General, Inc., Class A*	62,000	486,080
Salem Communications Corp., Class A*	18,000	107,820

		5,324,469

Multiline Retail (0.2%)
Macy’s, Inc.	20,000	335,200

Specialty Retail (0.2%)
Midas, Inc.*	30,000	253,500
Sally Beauty Holdings, Inc.*	10,000	76,500

		330,000

Textiles, Apparel & Luxury Goods (0.0%)
FGX International Holdings Ltd.*	1,000	19,590
Heelys, Inc.*	40,000	87,200

		106,790

Total Consumer Discretionary		8,004,999

	Number of Shares	Value (Note 1)

Consumer Staples (7.6%)
Beverages (0.6%)
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	4,000	$191,520
PepsiAmericas, Inc.	28,800	842,688

		1,034,208

Food & Staples Retailing (0.9%)
Diedrich Coffee, Inc.*	45,200	1,575,220

Food Products (3.3%)
Cadbury plc (ADR)	53,000	2,723,670
Flowers Foods, Inc.	500	11,880
Hershey Co.	12,000	429,480
Reddy Ice Holdings, Inc.*	1,000	4,290
Sara Lee Corp.	150,000	1,827,000
Tootsie Roll Industries, Inc.	35,000	958,300

		5,954,620

Personal Products (2.8%)
Alberto-Culver Co.	3,500	102,515
Chattem, Inc.*	54,000	5,038,200

		5,140,715

Total Consumer Staples		13,704,763

Energy (1.3%)
Energy Equipment & Services (0.3%)
Rowan Cos., Inc.*	18,000	407,520
RPC, Inc.	20,000	208,000

		615,520

Oil, Gas & Consumable Fuels (1.0%)
Anadarko Petroleum Corp.	8,000	499,360
Dragon Oil plc*	148,800	933,323
Encore Acquisition Co.*	5,000	240,100
WesternZagros Resources Ltd.*	40,000	29,450

		1,702,233

Total Energy		2,317,753

Financials (2.6%)
Capital Markets (0.5%)
BKF Capital Group, Inc.*	12,000	11,160
Deutsche Bank AG (Registered)	3,000	212,730
SWS Group, Inc.	50,000	605,000

		828,890

Commercial Banks (0.1%)
PNC Financial Services Group, Inc.	3,000	158,370

Consumer Finance (0.7%)
American Express Co.	8,000	324,160
SLM Corp.*	90,000	1,014,300

		1,338,460

Insurance (0.9%)
CNA Surety Corp.*	50,000	744,500
Marsh & McLennan Cos., Inc.	40,000	883,200

		1,627,700

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Thrifts & Mortgage Finance (0.4%)
Flushing Financial Corp.	4,000	$45,040
NewAlliance Bancshares, Inc.	60,000	720,600

		765,640

Total Financials		4,719,060

Health Care (8.4%)
Biotechnology (0.7%)
Biogen Idec, Inc.*	9,000	481,500
Facet Biotech Corp.*	49,000	861,420

		1,342,920

Health Care Equipment & Supplies (0.7%)
ArthroCare Corp.*	42,000	995,400
Exactech, Inc.*	10,000	173,100

		1,168,500

Health Care Providers & Services (0.4%)
Allion Healthcare, Inc.*	70,000	459,200
Chemed Corp.	5,000	239,850

		699,050

Health Care Technology (3.4%)
AMICAS, Inc.*	50,000	272,000
IMS Health, Inc.	275,000	5,791,500
QuadraMed Corp.*	1,500	12,585

		6,076,085

Life Sciences Tools & Services (3.1%)
Varian, Inc.*	110,000	5,669,400

Pharmaceuticals (0.1%)
Allergan, Inc.	1,500	94,515

Total Health Care		15,050,470

Industrials (6.4%)
Aerospace & Defense (0.7%)
Herley Industries, Inc.*	76,000	1,055,640
ITT Corp.	2,000	99,480

		1,155,120

Air Freight & Logistics (0.0%)
Park-Ohio Holdings Corp.*	13,000	73,450

Building Products (0.3%)
Griffon Corp.*	47,500	580,450

Electrical Equipment (0.2%)
SL Industries, Inc.*	44,000	368,720

Machinery (0.8%)
Baldwin Technology Co., Inc., Class A*	20,000	26,000
CIRCOR International, Inc.	5,000	125,900
Navistar International Corp.*	24,000	927,600
Tennant Co.	15,000	392,850

		1,472,350

Professional Services (1.2%)
MPS Group, Inc.*	160,000	2,198,400

Road & Rail (2.5%)
Burlington Northern Santa Fe Corp.	46,000	4,536,520

Trading Companies & Distributors (0.2%)
Kaman Corp.	12,000	277,080

	Number of Shares	Value (Note 1)

Transportation Infrastructure (0.5%)
Quixote Corp.*	4,000	$25,480
Smit Internationale N.V.	10,000	860,850

		886,330

Total Industrials		11,548,420

Information Technology (12.8%)
Communications Equipment (5.6%)
3Com Corp.*	700,000	5,250,000
Emulex Corp.*	44,000	479,600
Tandberg ASA	150,000	4,273,028

		10,002,628

Computers & Peripherals (4.4%)
Diebold, Inc.	60,000	1,707,000
SanDisk Corp.*	18,000	521,820
Sun Microsystems, Inc.*	600,000	5,622,000

		7,850,820

Electronic Equipment, Instruments & Components (0.2%)
Merrimac Industries, Inc.*	10,000	159,100
Park Electrochemical Corp.	10,000	276,400

		435,500

Internet Software & Services (1.0%)
Yahoo!, Inc.*	110,000	1,845,800

Office Electronics (0.4%)
OCE N.V.*	61,600	752,909

Semiconductors & Semiconductor Equipment (0.2%)
California Micro Devices Corp.*	39,600	186,516
International Rectifier Corp.*	8,000	176,960

		363,476

Software (1.0%)
i2 Technologies, Inc.*	18,000	344,160
Mentor Graphics Corp.*	12,000	105,960
Take-Two Interactive Software, Inc.*	140,000	1,407,000

		1,857,120

Total Information Technology		23,108,253

Materials (0.6%)
Chemicals (0.3%)
Ferro Corp.	32,000	263,680
ICO, Inc.	30,000	219,300

		482,980

Containers & Packaging (0.2%)
Greif, Inc., Class A	1,000	53,980
Myers Industries, Inc.	42,000	382,200

		436,180

Metals & Mining (0.1%)
Canplats Resources Corp.*	4,000	19,520
Corriente Resources, Inc., Class A*	4,000	32,440
Gold Fields Ltd. (ADR)	3,000	39,330
International Royalty Corp.	10,000	71,600

		162,890

Total Materials		1,082,050

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Telecommunication Services (4.6%)
Diversified Telecommunication Services (1.5%)
Asia Satellite Telecommunications Holdings Ltd.	65,000	$91,915
BCE, Inc.	70,000	1,932,700
Cincinnati Bell, Inc.*	170,000	586,500

		2,611,115

Wireless Telecommunication Services (3.1%)
Millicom International Cellular S.A.	27,000	1,991,790
Rogers Communications, Inc., Class B	1,200	37,200
Sprint Nextel Corp.*	290,000	1,061,400
Telephone & Data Systems, Inc.	27,000	915,840
U.S. Cellular Corp.*	37,000	1,569,170

		5,575,400

Total Telecommunication Services		8,186,515

Utilities (1.4%)
Electric Utilities (0.5%)
PNM Resources, Inc.	40,000	506,000
Westar Energy, Inc.	15,000	325,800

		831,800

Independent Power Producers & Energy Traders (0.7%)
Constellation Energy Group, Inc.	25,000	879,250
NRG Energy, Inc.*	15,000	354,150

		1,233,400

Multi-Utilities (0.2%)
GDF Suez*	3,801	6
NorthWestern Corp.	18,000	468,360

		468,366

Total Utilities		2,533,566

Total Common Stocks (50.1%) (Cost $90,422,040)		90,255,849

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Fresenius Kabi Pharmaceuticals Holding, Inc., expiring 6/30/11* (Cost $—)	6,000	1,740

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Government Securities (44.4%)
U.S. Treasury Bills
0.00%, 1/21/10 (p)	$10,000,000	$9,999,972
0.01%, 2/25/10 (p)	15,000,000	14,999,848
0.04%, 3/25/10 (p)	35,000,000	34,996,360
0.08%, 4/8/10 (p)	20,000,000	19,995,820

Total Government Securities		79,992,000

Time Deposit (5.3%)
JPMorgan Chase Nassau 0.000%, 1/4/10	9,597,538	9,597,538

Total Short-Term Investments (49.7%) (Cost/Amortized Cost $89,583,578)		89,589,538

Total Investments (99.8%) (Cost/Amortized Cost $180,005,618)		179,847,127
Other Assets Less Liabilities (0.2%)		398,595

Net Assets (100%)		$180,245,722

*	Non-income producing.
(p)	Yield to maturity.

Glossary:

ADR—	American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$7,894,977	$110,022	$—	$8,004,999
Consumer Staples	13,704,763	—	—	13,704,763
Energy	1,384,430	933,323	—	2,317,753
Financials	4,719,060	—	—	4,719,060
Health Care	15,050,470	—	—	15,050,470
Industrials	10,687,570	860,850	—	11,548,420
Information Technology	18,082,316	5,025,937	—	23,108,253
Materials	1,082,050	—	—	1,082,050
Telecommunication Services	8,094,600	91,915	—	8,186,515
Utilities	2,533,560	6	—	2,533,566
Rights
Health Care	1,740	—	—	1,740
Short-Term Investments	—	89,589,538	—	89,589,538

Total Assets	$83,235,536	$96,611,591	$—	$179,847,127

Total Liabilities	$—	$—	$—	$—

Total	$83,235,536	$96,611,591	$—	$179,847,127

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$175,577,317
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$205,858,304

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,437,212
Aggregate gross unrealized depreciation	(9,536,343)

Net unrealized depreciation	$(4,099,131)

Federal income tax cost of investments	$183,946,258

For the year ended December 31, 2009, the Portfolio incurred approximately $151,162 as brokerage commissions with Gabelli & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $4,090,924 which expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $180,005,618)	$179,847,127
Cash	382,721
Receivable for securities sold	1,118,400
Dividends, interest and other receivables	126,844
Receivable from Separate Accounts for Trust shares sold	47,046
Other assets	294

Total assets	181,522,432

LIABILITIES
Foreign currency overdraft payable	32,791
Payable for securities purchased	803,177
Payable to Separate Accounts for Trust shares redeemed	149,456
Investment management fees payable	136,217
Distribution fees payable - Class IB	35,922
Administrative fees payable	18,077
Trustees’ fees payable	596
Accrued expenses	100,474

Total liabilities	1,276,710

NET ASSETS	$180,245,722

Net assets were comprised of:
Paid in capital	$188,449,991
Accumulated undistributed net investment income (loss)	(31,641)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(8,014,671)
Unrealized appreciation (depreciation) on investments and foreign currency translations	(157,957)

Net assets	$180,245,722

Class IA
Net asset value, offering and redemption price per share, $8,990,701 / 769,895 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.68

Class IB
Net asset value, offering and redemption price per share, $171,255,021 / 14,683,192 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.66

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $27,545 foreign withholding tax)	$1,233,444
Interest	105,183

Total income	1,338,627

EXPENSES
Investment management fees	1,419,859
Distribution fees - Class IB	375,892
Administrative fees	191,349
Printing and mailing expenses	44,575
Professional fees	19,129
Custodian fees	5,000
Trustees’ fees	4,039
Miscellaneous	16,781

Gross expenses	2,076,624
Less: Fees paid indirectly	(25,224)

Net expenses	2,051,400

NET INVESTMENT INCOME (LOSS)	(712,773)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(5,514,617)
Foreign currency transactions	(20,315)

Net realized gain (loss)	(5,534,932)

Change in unrealized appreciation (depreciation) on:
Securities	30,323,782
Foreign currency translations	319

Net change in unrealized appreciation (depreciation)	30,324,101

NET REALIZED AND UNREALIZED GAIN (LOSS)	24,789,169

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,076,396

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(712,773)	$763,471
Net realized gain (loss) on investments and foreign currency transactions	(5,534,932)	2,562,205
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	30,324,101	(27,175,048)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,076,396	(23,849,372)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(53,680)
Class IB	—	(783,402)

	—	(837,082)

Distributions from net realized capital gains
Class IA	(36,144)	(291,737)
Class IB	(784,555)	(6,075,183)

	(820,699)	(6,366,920)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(820,699)	(7,204,002)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 235,481 and 269,847 shares, respectively ]	2,645,319	3,194,094
Capital shares issued in reinvestment of dividends and distributions [ 3,359 and 32,854 shares, respectively ]	36,144	345,417
Capital shares repurchased [ (121,253) and (543,280) shares, respectively ]	(1,324,375)	(6,378,761)

Total Class IA transactions	1,357,088	(2,839,250)

Class IB
Capital shares sold [ 4,856,458 and 4,528,044 shares, respectively ]	52,367,592	52,385,165
Capital shares issued in reinvestment of dividends and distributions [ 72,922 and 650,737 shares, respectively ]	784,555	6,858,585
Capital shares repurchased [ (4,029,011) and (4,905,841) shares, respectively ]	(42,626,525)	(56,084,880)

Total Class IB transactions	10,525,622	3,158,870

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	11,882,710	319,620

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,138,407	(30,733,754)
NET ASSETS:
Beginning of year	145,107,315	175,841,069

End of year (a)	$180,245,722	$145,107,315

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(31,641)	$(16,052)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009		2008	June 8, 2007* to December 31, 2007
Net asset value, beginning of period	$10.04		$12.22	$13.28

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(e)	0.08 (e)	0.09 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.72		(1.73)	(0.48)

Total from investment operations	1.70		(1.65)	(0.39)

Less distributions:
Dividends from net investment income	—		(0.08)	(0.12)
Distributions from net realized gains	(0.06)		(0.45)	(0.55)

Total dividends and distributions	(0.06)		(0.53)	(0.67)

Net asset value, end of period	$11.68		$10.04	$12.22

Total return (b)	16.94%		(13.62)%	(2.87)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,991		$6,549	$10,580
Ratio of expenses to average net assets:
After fees paid indirectly (a)	1.06%		1.12%	1.08%
Before fees paid indirectly (a)	1.08%		1.13%	1.09%
Ratio of net investment income to average net assets:
After fees paid indirectly (a)	(0.23)%		0.71%	1.19%
Before fees paid indirectly (a)	(0.24)%		0.69%	1.17%
Portfolio turnover rate	206%		231%	268%

	Year Ended December 31,
Class IB	2009		2008	2007		2006	2005
Net asset value, beginning of year	$10.05		$12.23	$12.45		$11.61	$11.37

Income (loss) from investment operations:
Net investment income (loss)	(0.05	)(e)	0.05 (e)	0.11	(e)	0.25 (e)	0.12 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.72		(1.72)	0.31		1.16	0.40

Total from investment operations	1.67		(1.67)	0.42		1.41	0.52

Less distributions:
Dividends from net investment income	—		(0.06)	(0.09)		(0.23)	(0.07)
Distributions from net realized gains	(0.06)		(0.45)	(0.55)		(0.34)	(0.21)

Total dividends and distributions	(0.06)		(0.51)	(0.64)		(0.57)	(0.28)

Net asset value, end of year	$11.66		$10.05	$12.23		$12.45	$11.61

Total return	16.63%		(13.83)%	3.42%		12.16%	4.54%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$171,255		$138,558	$165,261		$115,091	$42,040
Ratio of expenses to average net assets:
After waivers	1.33%		1.38%	1.34	%(c)	1.45%	1.45%
After waivers and fees paid indirectly	1.31%		1.37%	1.33	%(c)	1.37%	1.38%
Before waivers and fees paid indirectly	1.33%		1.38%	1.34	%(c)	1.45%	1.73%
Ratio of net investment income to average net assets:
After waivers	(0.48)%		0.44%	0.83%		1.97%	0.93%
After waivers and fees paid indirectly	(0.46)%		0.46%	0.86%		2.05%	1.00%
Before waivers and fees paid indirectly	(0.48)%		0.44%	0.83%		1.97%	0.65%
Portfolio turnover rate	206%		231%	268%		249%	179%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—		$—	$—		$—	$0.03

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	41.77%	5.99%	8.09%	12.51%
Portfolio – IB Shares	41.40	5.85	8.02	12.48
Russell 2000® Value Index	20.58	(0.01)	8.27	10.25

*   Date of inception 7/13/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 8/1/88

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 41.40% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 2000® Value Index, returned 20.58% over the same period.

Asset Class Overview

Over the 12 months, small cap value stocks, as measured by the Russell 2000® Value Index, returned 20.58%. Nine of the ten sectors in the index made positive contributions to return. The leading contributors to the benchmark’s performance were consumer discretionary and information technology stocks. Negative performance in the financial sector, which comprised approximately 35% of the index, detracted from the benchmark’s return.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•

Coming off such a low base at the end of 2008, several stocks appreciated significantly over the past 12 months. These included Dana Holding Corp., Bon-Ton Stores, Inc., Omnova Solutions and Media General, Inc.

•	An overweighting in Consumer Discretionary stocks paid off as these were among the best performers in the Portfolio.

•	Industrial stocks, the Portfolio’s largest weighting, registered strong returns. Included amongst these were Graftech International Ltd. and Flowserve Corp.

What hurt performance during the year:

•	There were no meaningful detractors from performance for the year as a whole.

•	The Portfolio was underweight in the Financial sector where Portfolio holding, Sterling Bancorp, declined.

•	Escada AG was the victim of lower luxury good sales, and Champion Enterprises, Inc. was hurt by the difficult housing market.

Portfolio Positioning and Outlook

Since March, stocks have climbed significantly, housing prices appear to have stabilized and the unemployment rate has flattened. The savings rate, which had reached a historical low of nearly 1% in early 2008, has increased. Except for the unemployed, consumers seem to be feeling better than they did a year ago. As global economic conditions rebound and large companies look for growth, we believe that merger activity may accelerate. In addition, we believe that the improved health of the capital markets could bring private equity buyers back to the negotiating table.

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/09	% of Net Assets
Industrials	25.9%
Consumer Discretionary	19.4
Consumer Staples	9.1
Utilities	8.9
Health Care	7.8
Information Technology	7.8
Materials	7.7
Financials	6.0
Energy	2.6
Telecommunication Services	2.5
Cash and Other	2.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,259.10	$5.01
Hypothetical (5% average return before expenses)	1,000.00	1,020.77	4.48
Class IB
Actual	1,000.00	1,257.60	6.43
Hypothetical (5% average return before expenses)	1,000.00	1,019.51	5.75

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.88% and 1.13% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (19.4%)
Auto Components (3.4%)
BorgWarner, Inc.	200,000	$6,644,000
Dana Holding Corp.*	500,000	5,420,000
Federal Mogul Corp.*	50,000	865,000
Hawk Corp., Class A*	137,000	2,412,570
Modine Manufacturing Co.*	575,000	6,808,000
SORL Auto Parts, Inc.*^	13,500	115,155
Spartan Motors, Inc.	290,000	1,632,700
Standard Motor Products, Inc.*	705,000	6,006,600
Stoneridge, Inc.*	300,000	2,703,000
Strattec Security Corp.*	106,569	1,971,526
Superior Industries International, Inc.	300,000	4,590,000
Tenneco, Inc.*	540,000	9,574,200

		48,742,751

Automobiles (0.0%)
Thor Industries, Inc.	4,000	125,600

Diversified Consumer Services (0.6%)
Brink’s Home Security Holdings, Inc.*	35,000	1,142,400
Cambium Learning Group, Inc.*	258,000	1,011,360
Corinthian Colleges, Inc.*^	115,000	1,583,550
Matthews International Corp., Class A	15,000	531,450
Stewart Enterprises, Inc., Class A	150,000	772,500
Universal Technical Institute, Inc.*	200,000	4,040,000

		9,081,260

Hotels, Restaurants & Leisure (3.8%)
Boyd Gaming Corp.*	235,000	1,966,950
Canterbury Park Holding Corp.*	185,045	1,337,875
Churchill Downs, Inc.	216,000	8,067,600
Denny’s Corp.*	8,000	17,520
Dover Downs Gaming & Entertainment, Inc.	90,000	340,200
Dover Motorsports, Inc.	445,000	930,050
Gaylord Entertainment Co.*^	400,000	7,900,000
International Speedway Corp., Class A	19,000	540,550
Lakes Entertainment, Inc.*	95,000	238,450
Las Vegas Sands Corp.*^	280,000	4,183,200
Marcus Corp.	110,000	1,410,200
Morgans Hotel Group Co.*	60,000	271,800
Nathan’s Famous, Inc.*	109,000	1,663,340
Orient-Express Hotels Ltd., Class A*	312,000	3,163,680
Penn National Gaming, Inc.*	88,000	2,391,840
Pinnacle Entertainment, Inc.*	595,000	5,343,100
Sonesta International Hotels Corp., Class A‡	342,000	3,597,840
Steak n Shake Co.*	28,608	9,272,393
Wendy’s/Arby’s Group, Inc., Class A	110,000	515,900
Western Sizzlin Corp.*	14,100	126,195
Youbet.com, Inc.*	60,000	172,200

		53,450,883

	Number of Shares	Value (Note 1)

Household Durables (0.9%)
Cavco Industries, Inc.*	104,000	$3,735,680
Champion Enterprises, Inc.*^	150,000	6,585
Coachmen Industries, Inc.*	473,519	544,547
Harman International Industries, Inc.	130,000	4,586,400
Nobility Homes, Inc.*	56,000	585,200
Palm Harbor Homes, Inc.*	20,000	41,400
Skyline Corp.	140,000	2,576,000

		12,075,812

Internet & Catalog Retail (0.2%)
1-800-FLOWERS.COM, Inc., Class A*	350,000	927,500
NutriSystem, Inc.^	35,000	1,090,950
Stamps.com, Inc.*	35,000	315,000

		2,333,450

Leisure Equipment & Products (0.3%)
Eastman Kodak Co.*	300,000	1,266,000
Marine Products Corp.^	250,000	1,232,500
Universal Entertainment Corp.*	100,000	1,244,238

		3,742,738

Media (4.4%)
Acme Communications, Inc.*	190,000	95,000
ante4, Inc.*	45,503	47,323
Ascent Media Corp., Class A*	105,077	2,682,616
Beasley Broadcasting Group, Inc., Class A*‡	362,000	1,285,100
Belo Corp., Class A	215,000	1,169,600
Cablevision Systems Corp.—New York Group, Class A	315,000	8,133,300
Carmike Cinemas, Inc.*	133,000	1,005,480
Clear Channel Outdoor Holdings, Inc., Class A*	170,000	1,766,300
Crown Media Holdings, Inc., Class A*^	124,000	179,800
Cumulus Media, Inc., Class A*	5	11
Discovery Communications, Inc., Class A*	30,000	920,100
Discovery Communications, Inc., Class C*	12,500	331,500
Emmis Communications Corp., Class A*	140,000	161,000
EW Scripps Co., Class A*	300,000	2,088,000
Fisher Communications, Inc.*	287,100	4,665,375
Global Sources Ltd.*	115,000	718,750
Gray Television, Inc.*	830,000	1,253,300
Grupo Televisa S.A. (ADR)	110,000	2,283,600
Il Sole 24 Ore	416,670	1,144,629
Imax Corp.*	50,000	665,000
Interactive Data Corp.	130,000	3,289,000
Interpublic Group of Cos., Inc.*	975,000	7,195,500
Journal Communications, Inc., Class A	990,000	3,851,100
Lee Enterprises, Inc.*	5,000	17,350
LIN TV Corp., Class A*	590,000	2,631,400
Martha Stewart Living Omnimedia, Inc., Class A*	315,000	1,556,100
MDC Partners, Inc., Class A*	7,000	58,380
Media General, Inc., Class A*^	800,000	6,272,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Meredith Corp.	50,000	$1,542,500
Primedia, Inc.	145,000	523,450
Salem Communications Corp., Class A*	530,000	3,174,700
SearchMedia Holdings Ltd.*	125,000	913,750
Sinclair Broadcast Group, Inc., Class A*	240,000	967,200
Warner Music Group Corp.*	50,000	283,000
World Wrestling Entertainment, Inc., Class A	2,000	30,660

		62,901,874

Multiline Retail (0.4%)
99 Cents Only Stores*	70,000	914,900
Bon-Ton Stores, Inc.^	510,000	5,003,100

		5,918,000

Specialty Retail (5.2%)
AutoNation, Inc.*	600,000	11,490,000
Bed Bath & Beyond, Inc.*	130,000	5,021,900
Big 5 Sporting Goods Corp.	50,000	859,000
Bowlin Travel Centers, Inc.*	74,800	83,776
Coldwater Creek, Inc.*	930,000	4,147,800
Collective Brands, Inc.*	13,000	296,010
Midas, Inc.*	522,000	4,410,900
Monro Muffler Brake, Inc.	44,000	1,471,360
O’Reilly Automotive, Inc.*	525,000	20,013,000
Penske Automotive Group, Inc.*	500,000	7,590,000
PEP Boys-Manny, Moe & Jack	540,000	4,568,400
Sally Beauty Holdings, Inc.*	475,000	3,633,750
Tractor Supply Co.*	200,000	10,592,000

		74,177,896

Textiles, Apparel & Luxury Goods (0.2%)
Hanesbrands, Inc.*	85,000	2,049,350
Movado Group, Inc.	40,000	388,800
Wolverine World Wide, Inc.	20,000	544,400

		2,982,550

Total Consumer Discretionary		275,532,814

Consumer Staples (9.1%)
Beverages (1.3%)
Boston Beer Co., Inc., Class A*	92,000	4,287,200
Brown-Forman Corp., Class A	30,000	1,690,500
Brown-Forman Corp., Class B	3,025	162,049
Davide Campari-Milano S.p.A.	140,000	1,458,578
PepsiAmericas, Inc.	350,000	10,241,000

		17,839,327

Food & Staples Retailing (2.3%)
Casey’s General Stores, Inc.	137,000	4,373,040
Great Atlantic & Pacific Tea Co., Inc.*^	870,000	10,257,300
Ingles Markets, Inc., Class A	590,003	8,926,745
United Natural Foods, Inc.*	6,300	168,462
Village Super Market, Inc., Class A	85,087	2,324,577
Weis Markets, Inc.	53,000	1,927,080
Winn-Dixie Stores, Inc.*	470,000	4,718,800

		32,696,004

	Number of Shares	Value (Note 1)

Food Products (3.5%)
American Dairy, Inc.*^	125,000	$2,710,000
Bull-Dog Sauce Co., Ltd.	40,000	85,038
Corn Products International, Inc.	320,000	9,353,600
Dean Foods Co.*	90,000	1,623,600
Del Monte Foods Co.	620,000	7,030,800
Diamond Foods, Inc.	7,000	248,780
Flowers Foods, Inc.	35,000	831,600
Griffin Land & Nurseries, Inc.	242,000	7,049,460
Hain Celestial Group, Inc.*	40,000	680,400
J&J Snack Foods Corp.	50,000	1,998,000
John B. Sanfilippo & Son, Inc.*	2,000	31,120
Lifeway Foods, Inc.*^	200,005	2,376,060
Ralcorp Holdings, Inc.*	54,000	3,224,340
Rock Field Co., Ltd.	200,000	2,598,361
Smart Balance, Inc.*	150,000	900,000
Tootsie Roll Industries, Inc.^	330,080	9,037,590

		49,778,749

Household Products (1.0%)
Church & Dwight Co., Inc.	46,000	2,780,700
Energizer Holdings, Inc.*	52,000	3,186,560
Katy Industries, Inc.*‡	629,000	1,100,750
Oil-Dri Corp. of America‡	432,000	6,696,000
WD-40 Co.	38,000	1,229,680

		14,993,690

Personal Products (1.0%)
Alberto-Culver Co.	85,000	2,489,650
Elizabeth Arden, Inc.*	11,000	158,840
Revlon, Inc., Class A*^	22,000	374,220
Schiff Nutrition International, Inc.‡	1,255,000	9,814,100
United-Guardian, Inc.	153,000	1,756,440

		14,593,250

Total Consumer Staples		129,901,020

Energy (2.6%)
Energy Equipment & Services (2.5%)
Key Energy Services, Inc.*	90,000	791,100
Lufkin Industries, Inc.	128,000	9,369,600
Oceaneering International, Inc.*	60,000	3,511,200
Rowan Cos., Inc.*	215,000	4,867,600
RPC, Inc.	1,510,000	15,704,000
Union Drilling, Inc.*	130,000	812,500

		35,056,000

Oil, Gas & Consumable Fuels (0.1%)
Genesis Energy LP	65,000	1,228,500

Total Energy		36,284,500

Financials (6.0%)
Capital Markets (3.5%)
Artio Global Investors, Inc.*	25,600	652,544
Bank of New York Mellon Corp.	25,000	699,250
BKF Capital Group, Inc.*	50,000	46,500
Calamos Asset Management, Inc., Class A	105,000	1,210,650
Cohen & Steers, Inc.^	180,000	4,111,200

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Duff & Phelps Corp., Class A	24,000	$438,240
Epoch Holding Corp.^	427,800	4,470,510
Janus Capital Group, Inc.	615,000	8,271,750
KKR & Co. (Guernsey) L.P.*	150,000	1,263,723
Legg Mason, Inc.	38,000	1,146,080
Pzena Investment Management, Inc., Class A*	16,000	130,240
SWS Group, Inc.	557,000	6,739,700
Waddell & Reed Financial, Inc., Class A	680,000	20,767,200

		49,947,587

Commercial Banks (0.7%)
Fidelity Southern Corp.*	25,629	92,264
Hudson Valley Holding Corp.	55,000	1,356,300
Nara Bancorp, Inc.*	565,000	6,407,100
Seacoast Banking Corp. of Florida	10,000	16,300
Sterling Bancorp/New York	280,000	1,999,200

		9,871,164

Consumer Finance (0.2%)
Discover Financial Services	170,000	2,500,700

Diversified Financial Services (0.1%)
BPW Acquisition Corp.*	190,000	2,000,700

Insurance (1.0%)
Alleghany Corp.*	3,264	900,864
Argo Group International Holdings Ltd.*	75,000	2,185,500
CNA Surety Corp.*	730,000	10,869,700

		13,956,064

Real Estate Investment Trusts (REITs) (0.0%)
Gyrodyne Co. of America, Inc. (REIT)*	6,000	228,060

Real Estate Management & Development (0.0%)
Capital Properties, Inc., Class A	10,000	85,000
Capital Properties, Inc., Class B†	7,800	66,300

		151,300

Thrifts & Mortgage Finance (0.5%)
Crazy Woman Creek Bancorp, Inc.	15,750	224,438
Flushing Financial Corp.	210,000	2,364,600
NewAlliance Bancshares, Inc.	390,000	4,683,900

		7,272,938

Total Financials		85,928,513

Health Care (7.8%)
Biotechnology (0.5%)
Cepheid, Inc.*	200,000	2,496,000
Crucell N.V. (ADR)*	235,000	4,742,300

		7,238,300

Health Care Equipment & Supplies (3.4%)
Align Technology, Inc.*	100,000	1,782,000
AngioDynamics, Inc.*	125,000	2,010,000
Anika Therapeutics, Inc.*	8,000	61,040
ArthroCare Corp.*	177,000	4,194,900

	Number of Shares	Value (Note 1)

Biolase Technology, Inc.*^	135,000	$256,500
CONMED Corp.*	80,000	1,824,000
Cooper Cos., Inc.	85,000	3,240,200
Cutera, Inc.*	380,000	3,233,800
Cynosure, Inc., Class A*	16,000	183,840
Del Global Technologies Corp.*	70,000	44,100
DENTSPLY International, Inc.	3,000	105,510
DexCom, Inc.*	58,000	468,640
Exactech, Inc.*	177,100	3,065,601
Greatbatch, Inc.*	60,000	1,153,800
ICU Medical, Inc.*	30,000	1,093,200
Inverness Medical Innovations, Inc.*	10,000	415,100
Kensey Nash Corp.*	67,000	1,708,500
Kinetic Concepts, Inc.*	75,000	2,823,750
Micrus Endovascular Corp.*	260,000	3,902,600
National Dentex Corp.*	40,000	404,000
Neogen Corp.*	2,000	47,220
Orthofix International N.V.*	68,000	2,105,960
Palomar Medical Technologies, Inc.*	55,000	554,400
Quidel Corp.*	135,000	1,860,300
RTI Biologics, Inc.*	110,000	422,400
SSL International plc	640,000	8,076,228
Syneron Medical Ltd.*	30,000	313,500
Vascular Solutions, Inc.*	230,000	1,929,700
Wright Medical Group, Inc.*	18,000	341,100
Young Innovations, Inc.	55,400	1,372,812

		48,994,701

Health Care Providers & Services (2.0%)
American Dental Partners, Inc.*	20,000	258,000
Animal Health International, Inc.*	210,000	504,000
Chemed Corp.	240,000	11,512,800
Continuecare Corp.*	20,000	87,400
Henry Schein, Inc.*	10,000	526,000
MWI Veterinary Supply, Inc.*	25,000	942,500
Odyssey HealthCare, Inc.*	510,000	7,945,800
Owens & Minor, Inc.	80,000	3,434,400
Patterson Cos., Inc.*	50,000	1,399,000
PSS World Medical, Inc.*	60,000	1,354,200

		27,964,100

Health Care Technology (0.7%)
AMICAS, Inc.*	625,000	3,400,000
IMS Health, Inc.	320,000	6,739,200

		10,139,200

Life Sciences Tools & Services (0.8%)
Life Technologies Corp.*	20,000	1,044,600
Varian, Inc.*	200,000	10,308,000

		11,352,600

Pharmaceuticals (0.4%)
Allergan, Inc.	32,000	2,016,320
Heska Corp.*	140,000	73,850
Matrixx Initiatives, Inc.*^	78,000	329,160
Pain Therapeutics, Inc.*	495,000	2,653,200

		5,072,530

Total Health Care		110,761,431

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Industrials (25.9%)
Aerospace & Defense (3.5%)
AAR Corp.*	75,000	$1,723,500
Astronics Corp.*	10,000	85,500
Astronics Corp., Class B*	2,600	21,320
Curtiss-Wright Corp.	650,000	20,358,000
GenCorp, Inc.*	725,000	5,075,000
HEICO Corp.	27,000	1,196,910
Herley Industries, Inc.*	424,000	5,889,360
Innovative Solutions & Support, Inc.*	15,000	68,850
Moog, Inc., Class A*	60,000	1,753,800
Moog, Inc., Class B*	30,900	920,820
Precision Castparts Corp.	110,000	12,138,500

		49,231,560

Air Freight & Logistics (0.2%)
Park-Ohio Holdings Corp.*	460,000	2,599,000

Building Products (0.8%)
Griffon Corp.*	950,000	11,609,000

Commercial Services & Supplies (2.1%)
ACCO Brands Corp.*	150,000	1,092,000
Brink’s Co.	130,000	3,164,200
Casella Waste Systems, Inc., Class A*	130,000	522,600
Covanta Holding Corp.*	220,000	3,979,800
KAR Auction Services, Inc.*	4,000	55,160
Republic Services, Inc.	400,000	11,324,000
Rollins, Inc.	438,000	8,444,640
Waste Connections, Inc.*	10,000	333,400
Waste Services, Inc.*	55,000	501,050
WCA Waste Corp.*	100,000	431,000

		29,847,850

Construction & Engineering (0.6%)
Furmanite Corp.*	520,000	1,981,200
Insituform Technologies, Inc., Class A*	80,000	1,817,600
Layne Christensen Co.*	160,000	4,593,600

		8,392,400

Electrical Equipment (4.9%)
A. O. Smith Corp.	15,000	650,850
AMETEK, Inc.	182,000	6,959,680
Baldor Electric Co.	305,000	8,567,450
Belden, Inc.	50,000	1,096,000
C&D Technologies, Inc.*^	10,000	15,500
Ener1, Inc.*^	14,000	88,760
Franklin Electric Co., Inc.	118,000	3,431,440
GrafTech International Ltd.*	1,490,000	23,169,500
Magnetek, Inc.*	645,000	993,300
Rockwell Automation, Inc.	116,000	5,449,680
Roper Industries, Inc.	40,000	2,094,800
SL Industries, Inc.*	270,000	2,262,600
Tech/Ops Sevcon, Inc.*‡	437,519	923,165
Thomas & Betts Corp.*	360,000	12,884,400
Woodward Governor Co.	60,000	1,546,200

		70,133,325

Industrial Conglomerates (1.6%)
Otter Tail Corp.	120,000	2,976,000

	Number of Shares	Value (Note 1)

Standex International Corp.	86,000	$1,727,740
Textron, Inc.	290,000	5,454,900
Tredegar Corp.	750,000	11,865,000

		22,023,640

Machinery (9.4%)
Ampco-Pittsburgh Corp.	245,000	7,724,850
Badger Meter, Inc.	38,000	1,513,160
Baldwin Technology Co., Inc., Class A*	460,000	598,000
Barnes Group, Inc.	15,000	253,500
CIRCOR International, Inc.	420,000	10,575,600
CLARCOR, Inc.	400,000	12,976,000
CNH Global N.V.*^	820,000	20,483,600
Crane Co.	560,000	17,147,200
Donaldson Co., Inc.	113,000	4,807,020
Flowserve Corp.	45,000	4,253,850
Gorman-Rupp Co.	125,091	3,457,515
Graco, Inc.	130,000	3,714,100
Greenbrier Cos., Inc.	127,000	1,318,260
IDEX Corp.	170,000	5,295,500
Interpump Group S.p.A.*^	20,000	105,948
K-Tron International, Inc.*	7,400	804,676
L.S. Starrett Co., Class A	110,500	973,505
Lindsay Corp.^	77,000	3,068,450
Met-Pro Corp.	95,000	1,008,900
Mueller Water Products, Inc., Class A^	64,000	332,800
Navistar International Corp.*	200,000	7,730,000
Nordson Corp.	20,000	1,223,600
Robbins & Myers, Inc.	190,400	4,478,208
Tennant Co.	305,000	7,987,950
Terex Corp.*	30,000	594,300
Twin Disc, Inc.	11,600	121,104
Valmont Industries, Inc.	10,000	784,500
Watts Water Technologies, Inc., Class A	350,000	10,822,000

		134,154,096

Road & Rail (0.1%)
Providence and Worcester Railroad Co.	108,050	1,161,538

Trading Companies & Distributors (2.5%)
GATX Corp.	450,000	12,937,500
Kaman Corp.	723,000	16,694,070
National Patent Development Corp.*	243,000	388,800
Rush Enterprises, Inc., Class B*	445,021	4,672,721
United Rentals, Inc.*	80,000	784,800

		35,477,891

Transportation Infrastructure (0.2%)
BBA Aviation plc	1,000,000	2,634,083

Total Industrials		367,264,383

Information Technology (7.8%)
Communications Equipment (0.5%)
3Com Corp.*	300,000	2,250,000
Communications Systems, Inc.	136,000	1,691,840
EchoStar Corp., Class A*	20,000	402,800

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Plantronics, Inc.	45,000	$1,169,100
Sycamore Networks, Inc.	62,200	1,300,602

		6,814,342

Computers & Peripherals (2.3%)
Diebold, Inc.	475,000	13,513,750
Intermec, Inc.*	1,100,000	14,146,000
NCR Corp.*	380,000	4,229,400
TransAct Technologies, Inc.*	124,900	866,806

		32,755,956

Electronic Equipment, Instruments & Components (2.4%)
Anixter International, Inc.*	5,000	235,500
CTS Corp.	815,000	7,840,300
Gerber Scientific, Inc.*	490,000	2,474,500
KEMET Corp.*^	265,000	315,350
Littelfuse, Inc.*	125,000	4,018,750
Methode Electronics, Inc.	157,000	1,362,760
Park Electrochemical Corp.	560,000	15,478,400
Trans-Lux Corp.*‡	110,000	78,100
Zygo Corp.*	315,000	2,119,950

		33,923,610

Internet Software & Services (0.3%)
ValueClick, Inc.*	410,000	4,149,200

IT Services (0.1%)
Edgewater Technology, Inc.*	580,000	1,740,000

Office Electronics (0.6%)
Zebra Technologies Corp., Class A*	275,000	7,799,000

Semiconductors & Semiconductor Equipment (0.7%)
California Micro Devices Corp.*	868,300	4,089,693
Cypress Semiconductor Corp.*	400,000	4,224,000
MoSys, Inc.*	25,000	98,000
Trident Microsystems, Inc.*	565,000	1,050,900
Zoran Corp.*	100,000	1,105,000

		10,567,593

Software (0.9%)
FalconStor Software, Inc.*	80,000	324,800
GSE Systems, Inc.*	18,000	98,640
Mentor Graphics Corp.*	85,000	750,550
Rovi Corp.*	20,000	637,400
Take-Two Interactive Software, Inc.*^	390,000	3,919,500
TiVo, Inc.*	560,000	5,700,800
Tyler Technologies, Inc.*	65,000	1,294,150

		12,725,840

Total Information Technology		110,475,541

Materials (7.7%)
Chemicals (6.1%)
Albemarle Corp.	21,000	763,770
Arch Chemicals, Inc.	75,000	2,316,000
Ashland, Inc.	135,000	5,348,700
Core Molding Technologies, Inc.*	305,000	881,450
Cytec Industries, Inc.	6,000	218,520
Ferro Corp.	1,985,000	16,356,400
H.B. Fuller Co.	315,000	7,166,250

	Number of Shares	Value (Note 1)

Hawkins, Inc.^	145,000	$3,165,350
Huntsman Corp.	1,200,000	13,548,000
Material Sciences Corp.*	16,000	28,320
NewMarket Corp.	47,000	5,394,190
Omnova Solutions, Inc.*	750,000	4,597,500
Penford Corp.	5,000	43,450
Quaker Chemical Corp.	5,000	103,200
Rockwood Holdings, Inc.*	90,000	2,120,400
Scotts Miracle-Gro Co., Class A	80,000	3,144,800
Sensient Technologies Corp.	305,000	8,021,500
Zep, Inc.	747,000	12,938,040

		86,155,840

Containers & Packaging (1.1%)
Greif, Inc., Class A	144,000	7,773,120
Myers Industries, Inc.	850,000	7,735,000

		15,508,120

Metals & Mining (0.4%)
Barrick Gold Corp.	20,000	787,600
Brush Engineered Materials, Inc.*	260,000	4,820,400
Kinross Gold Corp.	20,000	368,000
WHX Corp.*	187,500	450,000

		6,426,000

Paper & Forest Products (0.1%)
Schweitzer-Mauduit International, Inc.	25,000	1,758,750

Total Materials		109,848,710

Telecommunication Services (2.5%)
Diversified Telecommunication Services (1.8%)
AboveNet, Inc.*	35,000	2,276,400
Atlantic Tele-Network, Inc.	343	18,868
Cincinnati Bell, Inc.*	3,300,000	11,385,000
Clearwire Corp., Class A*^	120,000	811,200
HickoryTech Corp.	54,900	484,767
Iowa Telecommunications Services, Inc.	80,000	1,340,800
New Ulm Telecom, Inc.	25,000	125,000
Verizon Communications, Inc.	80,000	2,650,400
Vimpel-Communications (ADR)	305,000	5,669,950
Windstream Corp.^	65,000	714,350

		25,476,735

Wireless Telecommunication Services (0.7%)
Rogers Communications, Inc., Class B	200,000	6,200,000
U.S. Cellular Corp.*	96,000	4,071,360

		10,271,360

Total Telecommunication Services		35,748,095

Utilities (8.9%)
Electric Utilities (3.9%)
Allegheny Energy, Inc.	22,000	516,560
Central Vermont Public Service Corp.	38,200	794,560
El Paso Electric Co.*	725,000	14,703,000
Great Plains Energy, Inc.	600,000	11,634,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Maine & Maritimes Corp.	53,200	$1,851,360
PNM Resources, Inc.	1,225,000	15,496,250
UniSource Energy Corp.	140,000	4,506,600
Westar Energy, Inc.	280,000	6,081,600

		55,583,930

Gas Utilities (1.9%)
AGL Resources, Inc.	4,000	145,880
Chesapeake Utilities Corp.	20,300	650,615
National Fuel Gas Co.	180,000	9,000,000
ONEOK, Inc.	90,000	4,011,300
Southwest Gas Corp.	480,000	13,694,400

		27,502,195

Independent Power Producers & Energy Traders (0.6%)
AES Corp.*	350,000	4,658,500
Ormat Technologies, Inc.	94,000	3,556,960

		8,215,460

Multi-Utilities (2.0%)
Black Hills Corp.	345,000	9,187,350
CH Energy Group, Inc.	253,000	10,757,560
NorthWestern Corp.	320,000	8,326,400

		28,271,310

Water Utilities (0.5%)
Cadiz, Inc.*^	4,000	47,880
Pennichuck Corp.	195,000	4,120,350
SJW Corp.	90,000	2,031,300
York Water Co.	45,000	652,950

		6,852,480

Total Utilities		126,425,375

Total Common Stocks (97.7%) (Cost $1,288,949,642)		1,388,170,382

PREFERRED STOCK:
Consumer Staples (0.0%)
Personal Products (0.0%)
Revlon, Inc. 12.750%†	1,000	15,309

Total Preferred Stocks (0.0%) (Cost $6,528)		15,309

	Number of Rights	Value (Note 1)
RIGHTS:
Telecommunication Services (0.0%)
Diversified Telecommunication Services (0.0%)
Clearwire Corp., expiring 6/21/10*^ (Cost $—)	120,000	48,000

	Number of Warrants	Value (Note 1)
WARRANTS:
Consumer Discretionary (0.0%)
Auto Components (0.0%)
Federal Mogul Corp., expiring 12/27/14*	4,531	684

	Number of Warrants	Value (Note 1)

Media (0.0%)
SearchMedia Holdings Ltd., expiring 11/19/11*	125,000	$280,000

Total Consumer Discretionary		280,684

Financials (0.1%)
Diversified Financial Services (0.1%)
BPW Acquisition Corp., expiring 2/26/14*	590,000	525,100

Total Financials		525,100

Total Warrants (0.1%) (Cost $275,901)		805,784

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (1.8%)
U.S. Treasury Bills
0.05%, 3/18/10 (p)	$5,000,000	$4,999,495
0.08%, 4/8/10 (p)	20,000,000	19,995,820

Total Government Securities		24,995,315

Short-Term Investments of Cash Collateral for Securities Loaned (0.9%)
Goldman Sachs & Co., Repurchase Agreement
0.01%, 1/4/10 (v)	1,346,810	1,346,810
Monumental Global Funding II
0.40%, 3/26/10 (l)	1,000,000	993,622
Pricoa Global Funding I
0.40%, 6/25/10 (l)	9,999,510	9,854,577

Total Short-Term Investments of Cash Collateral for Securities Loaned		12,195,009

Time Deposit (0.7%)
JPMorgan Chase Nassau
0.000%, 1/4/10	10,578,287	10,578,287

Total Short-Term Investments (3.4%) (Cost/Amortized Cost $47,917,231)		47,768,611

Total Investments (101.2%) (Cost/Amortized Cost $1,337,149,302)		1,436,808,086
Other Assets Less Liabilities (-1.2%)		(16,707,313)

Net Assets (100%)		$1,420,100,773

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
‡	Affiliated company as defined under the Investment Company Act of 1940.
†	Securities (totaling $81,609 or 0.0% of net assets) at fair value by management.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(p)	Yield to maturity.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Government National Mortgage Association, 2.750% – 15.000%, maturing 2/15/10 to 12/20/39, which has a total value of $1,373,747.

Glossary:

ADR—	American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2009, were as follows:

Securities	Market Value December 31, 2008	Purchases at Cost	Sales at Cost	Market Value December 31, 2009	Dividend Income	Realized Gain (Loss)
Beasley Broadcasting Group, Inc., Class A	$630,000	$41,107	$70,710	$1,285,100	$—	$(65,260)
Cavalier Homes, Inc.	925,859	17,300	3,604,184	—	—	(1,128,500)
Earl Scheib, Inc.	173,600	—	1,815,699	—	—	(1,255,699)
Katy Industries, Inc.	680,800	49,455	89,873	1,100,750	—	(84,548)
Nashua Corp.	1,504,650	72,949	2,514,491	—	—	81,073
Oil-Dri Corp. of America	7,875,469	181,097	—	6,696,000	247,740	—
Schiff Nutrition International, Inc.	7,522,200	21,505	132,304	9,814,100	631,985	(64,859)
Sonesta International Hotels Corp., Class A	4,539,807	149,418	197,220	3,597,840	342,000	(135,954)
Tech/Ops Sevcon, Inc.	1,045,710	101,370	—	923,165	—	—
Trans-Lux Corp.	69,300	31,192	96,914	78,100	—	(93,095)

	$24,967,395	$665,393	$8,521,395	$23,495,055	$1,221,725	$(2,746,842)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$273,060,171	$2,472,643	$—	$275,532,814
Consumer Staples	124,658,293	5,242,727	—	129,901,020
Energy	36,284,500	—	—	36,284,500
Financials	84,289,052	1,573,161	66,300	85,928,513
Health Care	102,685,203	8,076,228	—	110,761,431
Industrials	363,603,532	3,660,851	—	367,264,383
Information Technology	110,475,541	—	—	110,475,541
Materials	109,848,710	—	—	109,848,710
Telecommunication Services	35,623,095	125,000	—	35,748,095
Utilities	126,425,375	—	—	126,425,375
Preferred Stocks
Consumer Staples	—	—	15,309	15,309
Rights
Telecommunication Services	48,000	—	—	48,000
Short-Term Investments	—	47,768,611	—	47,768,611
Warrants
Consumer Discretionary	280,684	—	—	280,684
Financials	525,100	—	—	525,100

Total Assets	$1,367,807,256	$68,919,221	$81,609	$1,436,808,086

Total Liabilities	$—	$—	$—	$—

Total	$1,367,807,256	$68,919,221	$81,609	$1,436,808,086

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities- Consumer Discretionary	Investments in Securities- Consumer Staples	Investments in Securities-Financials
Balance as of 12/31/08	$682	$—	$54,600
Total gains or losses (realized/unrealized) included in earnings	(682)	—	11,700
Purchases, sales, issuances, and settlements (net)	—	—	—
Transfers in and/or out of Level 3	—	15,309	—
Balance as of 12/31/09	$—	$15,309	$66,300

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$ 20,481

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets -Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets -Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(9,266,127)	—	—	(9,266,127)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(9,266,127)	$—	$—	$(9,266,127)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(2,380,833)	—	—	(2,380,833)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(2,380,833)	$—	$—	$(2,380,833)

For the two months during the year ended December 31, 2009 when the Portfolio held futures contracts, the average notional balance was approximately $54,282,000. On December 31, 2009, the Portfolio no longer held futures contracts.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$246,010,228
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$217,671,258

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$247,355,815
Aggregate gross unrealized depreciation	(164,066,627)

Net unrealized appreciation	$83,289,188

Federal income tax cost of investments	$1,353,518,898

At December 31, 2009, the Portfolio had loaned securities with a total value of $11,981,346. This was secured by collateral of $12,346,320, which was received as cash and subsequently invested in short-term investments currently valued at $12,195,009, as reported in the Portfolio of Investments.

For the year ended December 31, 2009, the Portfolio incurred approximately $448,748 as brokerage commissions with Gabelli & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $72,920,076 which expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value: (Securities on loan at market value $11,981,346)
Unaffiliated issuers (Cost $1,306,657,570)	$1,413,313,031
Affiliated issuers (Cost $30,491,732)	23,495,055
Dividends, interest and other receivables	1,382,779
Receivable from Separate Accounts for Trust shares sold	1,265,091
Receivable for securities sold	208,724
Other assets	4,201

Total assets	1,439,668,881

LIABILITIES
Payable for return of cash collateral on securities loaned	12,346,320
Payable for securities purchased	4,991,282
Investment management fees payable	876,513
Payable to Separate Accounts for Trust shares redeemed	804,733
Distribution fees payable - Class IB	239,270
Administrative fees payable	123,552
Trustees’ fees payable	889
Accrued expenses	185,549

Total liabilities	19,568,108

NET ASSETS	$1,420,100,773

Net assets were comprised of:
Paid in capital	$1,412,890,792
Accumulated undistributed net investment income (loss)	87,225
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(92,535,935)
Unrealized appreciation (depreciation) on investments and foreign currency translations	99,658,691

Net assets	$1,420,100,773

Class IA
Net asset value, offering and redemption price per share, $268,185,652 / 9,086,091 shares outstanding (unlimited amount authorized: $0.01 par value)	$29.52

Class IB
Net asset value, offering and redemption price per share, $1,151,915,121 / 38,967,448 shares outstanding (unlimited amount authorized: $0.01 par value)	$29.56

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends ($1,221,725 of dividend income received from affiliates) (net of $46,871 foreign withholding tax)	$17,573,583
Interest	85,297
Securities lending (net)	422,847

Total income	18,081,727

EXPENSES
Investment management fees	8,772,375
Distribution fees - Class IB	2,274,613
Administrative fees	1,224,012
Printing and mailing expenses	299,634
Custodian fees	42,000
Trustees’ fees	30,154
Professional fees	30,057
Miscellaneous	35,565

Gross expenses	12,708,410
Less: Fees paid indirectly	(171,310)

Net expenses	12,537,100

NET INVESTMENT INCOME (LOSS)	5,544,627

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities (($2,746,842) of realized gain (loss) from affiliates)	(71,502,069)
Futures	(9,266,127)
Foreign currency transactions	(10,149)

Net realized gain (loss)	(80,778,345)

Change in unrealized appreciation (depreciation) on:
Securities	423,725,876
Futures	(2,380,833)
Foreign currency translations	(4,229)

Net change in unrealized appreciation (depreciation)	421,340,814

NET REALIZED AND UNREALIZED GAIN (LOSS)	340,562,469

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$346,107,096

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,544,627	$9,368,962
Net realized gain (loss) on investments, futures and foreign currency transactions	(80,778,345)	13,354,644
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	421,340,814	(516,386,728)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	346,107,096	(493,663,122)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,587,920)	(4,218,797)
Class IB	(3,990,616)	(5,269,285)

	(5,578,536)	(9,488,082)

Distributions from net realized capital gains
Class IA	—	(17,468,110)
Class IB	—	(31,093,745)

	—	(48,561,855)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,578,536)	(58,049,937)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,688,921 and 11,058,984 shares, respectively ]	63,199,752	311,604,785
Capital shares issued in reinvestment of dividends and distributions [ 55,216 and 906,959 shares, respectively ]	1,587,920	21,686,907
Capital shares repurchased [ (15,143,748) and (1,173,077) shares, respectively ]	(264,055,671)	(29,254,843)

Total Class IA transactions	(199,267,999)	304,036,849

Class IB
Capital shares sold [ 9,168,462 and 8,954,846 shares, respectively ]	218,469,712	243,681,023
Capital shares issued in reinvestment of dividends and distributions [ 138,663 and 1,494,246 shares, respectively ]	3,990,616	36,363,030
Capital shares repurchased [ (6,226,298) and (6,272,464) shares, respectively ]	(146,733,308)	(168,132,534)

Total Class IB transactions	75,727,020	111,911,519

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(123,540,979)	415,948,368

TOTAL INCREASE (DECREASE) IN NET ASSETS	216,987,581	(135,764,691)
NET ASSETS:
Beginning of year	1,203,113,192	1,338,877,883

End of year (a)	$1,420,100,773	$1,203,113,192

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$87,225	$5,239

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	July 13, 2007* to December 31, 2007
Net asset value, beginning of period	$20.95	$31.54	$35.40

Income (loss) from investment operations:
Net investment income (loss)	0.15 (e)	0.23 (e)	0.14 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	8.60	(9.70)	(2.61)

Total from investment operations	8.75	(9.47)	(2.47)

Less distributions:
Dividends from net investment income	(0.18)	(0.20)	(0.22)
Distributions from net realized gains	—	(0.92)	(1.17)

Total dividends and distributions	(0.18)	(1.12)	(1.39)

Net asset value, end of period	$29.52	$20.95	$31.54

Total return (b)	41.77%	(30.49)%	(6.86)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$268,186	$450,147	$337,261
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.88%	0.87%	0.85%
Before fees paid indirectly (a)	0.90%	0.89%	0.88%
Ratio of net investment income to average net assets:
After fees paid indirectly (a)	0.66%	0.86%	0.92%
Before fees paid indirectly (a)	0.65%	0.84%	0.89%
Portfolio turnover rate	20%	35%	42%

	Year Ended December 31,
Class IB	2009		2008	2007		2006	2005
Net asset value, beginning of year	$20.98		$31.59	$30.13		$26.91	$27.75

Income (loss) from investment operations:
Net investment income (loss)	0.10	(e)	0.16 (e)	0.22	(e)	0.10 (e)	0.13 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	8.58		(9.70)	2.55		4.91	1.06

Total from investment operations	8.68		(9.54)	2.77		5.01	1.19

Less distributions:
Dividends from net investment income	(0.10)		(0.15)	(0.14)		(0.25)	(0.12)
Distributions from net realized gains	—		(0.92)	(1.17)		(1.54)	(1.91)

Total dividends and distributions	(0.10)		(1.07)	(1.31)		(1.79)	(2.03)

Net asset value, end of year	$29.56		$20.98	$31.59		$30.13	$26.91

Total return	41.40%		(30.68)%	9.32%		18.82%	4.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,151,915		$752,966	$1,001,617		$727,119	$586,954
Ratio of expenses to average net assets:
After fees paid indirectly	1.13%		1.12%	1.10	%(c)	1.13%	1.09%
Before fees paid indirectly	1.15	%(c)	1.14%	1.13	%(c)	1.14%	1.10%
Ratio of net investment income to average net assets:
After fees paid indirectly	0.42%		0.60%	0.66%		0.33%	0.46%
Before fees paid indirectly	0.41%		0.58%	0.64%		0.32%	0.45%
Portfolio turnover rate	20%		35%	42%		19%	22%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Life Insurance Company

➢	BlackRock Investment Management LLC**

➢	Evergreen Investment Management Company, LLC

➢	First International Fund Advisers, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	Since Incept.*
Portfolio – IA Shares	2.27%	4.64%
Portfolio – IB Shares	1.96	4.37
Bank of America Merrill Lynch Global Broad Market Index	7.12	N/A
Bank of America Merrill Lynch Global Broad Market ex U.S. Index	7.81	7.10
* Date of inception 10/3/05 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

**	Effective May 18, 2009, BlackRock Investment Management LLC was added as a sub-advisor of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 2.27% for the year ended December 31, 2009. The Portfolio’s benchmark, the Bank of America Merrill Lynch Global Broad Market ex U.S. Index, returned 7.81% over the same period.

Asset Class Overview

Policy responses to the financial crisis and economic downturn that began in the second half of 2008 helped to stabilize the global economy in 2009. Interest rates generally rose in the fourth quarter and for the full year as investors’ risk appetites revived, crimping demand for Treasuries and other sovereign bonds. The Barclays Capital U.S. Aggregate Bond Index, a widely used index of U.S. high-grade bonds, returned 0.20 percent during the fourth quarter and 5.93 percent for all of 2009.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	The Portfolio’s overweight positions in Denmark and Mexico added relative value to returns as did underweight positions in the UK and Japan.

•	Exposures to the Korean Won and Norwegian Krone, coupled with underweight positions in the Euro also added to value.

•	Underweight positions in the sovereign sectors in preference for the corporate debt and high yield debt sectors added to relative value.

What hurt performance during the year:

•	The Portfolio’s positioning in the Australian, New Zealand, Swedish and U.S. bond markets detracted from value.

•	Overweight positions in the Mexican Peso and the Swedish Krone detracted from value also.

•	A slightly overweight duration position through the year detracted from value.

Portfolio Characteristics As of December 31, 2009
Weighted Average Life (Years)	6.7
Weighted Average Coupon (%)	4.5
Weighted Average Modified Duration (Years)*	4.8
Weighted Average Rating	AA+
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/2009	% of Net Assets
Government Securities	69.2%
Corporate Bonds	25.0
Asset-Backed and Mortgage-Backed Securities	2.7
Cash and Other	3.1

Total	100.0%

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,042.30	$4.02
Hypothetical (5% average return before expenses)	1,000.00	1,021.27	3.97
Class IB
Actual	1,000.00	1,041.40	5.30
Hypothetical (5% average return before expenses)	1,000.00	1,020.01	5.24

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.78% and 1.03% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Aruba (0.0%)
UFJ Finance Aruba AEC
6.750%, 7/15/13		$200,000	$222,671

Australia (0.7%)
BHP Billiton Finance USA Ltd.
5.250%, 12/15/15		200,000	216,530
6.500%, 4/1/19		250,000	286,764
General Electric Capital Australia Funding Pty Ltd.
5.750%, 1/18/11	AUD	360,000	323,916
6.000%, 6/15/11		408,000	365,129
New South Wales Treasury Corp.
6.000%, 4/1/19		7,350,000	6,491,538
Qantas Airways Ltd.
6.050%, 4/15/16§		$100,000	100,879
SPI Electricity & Gas Australia Holdings Pty Ltd.
6.150%, 11/15/13§		100,000	104,364
Westpac Banking Corp.
4.625%, 6/1/18		100,000	95,316

Total Australia			7,984,436

Austria (0.0%)
Oesterreichische Kontrollbank AG
4.500%, 3/9/15		100,000	104,484
4.875%, 2/16/16		200,000	210,405

Total Austria			314,889

Bermuda (0.1%)
Central European Media Enterprises Ltd.
2.616%, 5/15/14 (l)(m)	EUR	603,000	613,746
11.625%, 9/15/16 (m)		700,000	963,345

Total Bermuda			1,577,091

Brazil (0.3%)
Federative Republic of Brazil
8.000%, 1/15/18		$1,983,333	2,262,983
5.875%, 1/15/19		845,000	899,925

Total Brazil			3,162,908

Canada (3.0%)
Anadarko Finance Co.
Series B 6.750%, 5/1/11		100,000	105,673
7.500%, 5/1/31		200,000	224,369
Barrick Gold Finance Co.
4.875%, 11/15/14		1,100,000	1,154,890
Bombardier, Inc.
7.250%, 11/15/16 (m)	EUR	1,512,000	2,200,041
Burlington Resources Finance Co.
6.500%, 12/1/11		$100,000	109,446
Canadian Government Bond
4.250%, 6/1/18	CAD	10,940,000	11,037,281
Canadian National Railway Co.
5.550%, 5/15/18		$252,000	268,567
6.900%, 7/15/28		100,000	115,360
6.200%, 6/1/36		125,000	136,163
Canadian Natural Resources Ltd.
4.900%, 12/1/14		100,000	105,181
6.500%, 2/15/37		500,000	530,381

	Principal Amount		Value (Note 1)

Conoco Funding Co.
6.350%, 10/15/11		$300,000	$326,388
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16		600,000	650,881
Devon Financing Corp. ULC
6.875%, 9/30/11		300,000	325,895
EnCana Corp.
6.500%, 2/1/38		200,000	217,778
EnCana Holdings Finance Corp.
5.800%, 5/1/14		600,000	655,019
Hydro Quebec
8.400%, 1/15/22		200,000	255,791
Nexen, Inc.
5.200%, 3/10/15		200,000	206,922
5.875%, 3/10/35		100,000	94,406
6.400%, 5/15/37		200,000	201,503
Petro-Canada, Inc.
5.950%, 5/15/35		120,000	118,428
6.800%, 5/15/38		95,000	104,719
Potash Corp of Saskatchewan, Inc.
5.875%, 12/1/36		280,000	275,667
Province of British Columbia
4.300%, 5/30/13		100,000	104,523
Province of Manitoba
5.000%, 2/15/12		200,000	213,621
Province of Nova Scotia
5.125%, 1/26/17		500,000	532,405
Province of Ontario
4.375%, 2/15/13		200,000	212,160
4.500%, 2/3/15		400,000	422,386
6.250%, 6/16/15	NZD	14,700,000	10,753,568
4.750%, 1/19/16		$200,000	210,612
Province of Quebec
4.600%, 5/26/15		200,000	211,690
7.500%, 9/15/29		300,000	377,430
Rio Tinto Alcan, Inc.
4.500%, 5/15/13		1,990,000	2,043,376
Rogers Communications, Inc.
7.250%, 12/15/12		400,000	450,703
Suncor Energy, Inc.
6.100%, 6/1/18		500,000	536,516
TransCanada Pipelines Ltd.
5.850%, 3/15/36		400,000	403,122
Vale Inco Ltd.
7.750%, 5/15/12		100,000	110,028
Xstrata Canada Corp.
6.200%, 6/15/35		100,000	94,614

Total Canada			36,097,503

Cayman Islands (0.4%)
Petrobras International Finance Co.
5.750%, 1/20/20		3,700,000	3,763,962
Transocean, Inc.
6.800%, 3/15/38		140,000	156,548
Vale Overseas Ltd.
6.875%, 11/21/36		400,000	399,664
XL Capital Ltd.
5.250%, 9/15/14		400,000	391,728

Total Cayman Islands			4,711,902

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount		Value (Note 1)

Chile (0.0%)
Celulosa Arauco y Constitucion S.A.
5.125%, 7/9/13		$100,000	$104,839
Republic of Chile
5.500%, 1/15/13		100,000	110,330

Total Chile			215,169

Denmark (3.0%)
Kingdom of Denmark
4.000%, 11/15/15	DKK	52,700,000	10,651,484
4.000%, 11/15/17		42,200,000	8,433,163
Realkredit Danmark A/S
2.000%, 1/1/13		94,300,000	17,654,084

Total Denmark			36,738,731

France (2.8%)
Dexia Municipal Agency
5.750%, 2/7/12	AUD	1,500,000	1,333,589
France Government Bond OAT
4.250%, 4/25/19	EUR	3,000,000	4,539,766
2.250%, 7/25/20		7,740,000	13,503,660
France Telecom S.A.
7.750%, 3/1/11		$100,000	107,177
7.250%, 1/28/13	EUR	2,400,000	3,882,692
8.500%, 3/1/31		$200,000	266,163
Lafarge S.A.
6.500%, 7/15/16		100,000	106,020
Total Capital S.A.
4.875%, 1/28/19	EUR	2,000,000	3,082,184
Veolia Environnement
4.375%, 1/16/17		5,022,000	7,276,076

Total France			34,097,327

Germany (3.5%)
Bundesrepublik Deutschland
4.250%, 7/4/18		3,430,000	5,289,840
4.000%, 1/4/37		2,250,000	3,141,367
4.250%, 7/4/39		9,750,000	14,295,791
Deutsche Bank AG/London
4.875%, 5/20/13		$800,000	849,902
Kreditanstalt fuer Wiederaufbau
3.500%, 3/10/14		1,600,000	1,644,270
4.950%, 10/14/14	CAD	7,380,000	7,558,705
4.125%, 10/15/14		$400,000	419,178
4.375%, 7/21/15		800,000	813,055
4.375%, 7/4/18	EUR	2,000,000	3,031,861
4.875%, 6/17/19		$2,000,000	2,124,300
Landwirtschaftliche Rentenbank
4.875%, 2/14/11		100,000	104,264
5.125%, 2/1/17		500,000	536,139
UPC Germany GmbH
9.625%, 12/1/19§(b)†	EUR	1,230,000	1,772,083

Total Germany			41,580,755

Ireland (0.3%)
GE Capital European Funding
4.125%, 10/27/16		1,432,000	2,059,624
Smurfit Kappa Acquisitions
7.250%, 11/15/17§(b)		1,000,000	1,406,567

Total Ireland			3,466,191

	Principal Amount		Value (Note 1)

Italy (1.0%)
Italy Buoni Poliennali Del Tesoro
3.000%, 3/1/12	EUR	7,100,000	$10,430,512
Republic of Italy
4.375%, 6/15/13		$300,000	316,557
4.500%, 1/21/15		500,000	523,084
4.750%, 1/25/16		200,000	207,891
6.875%, 9/27/23		100,000	113,189
5.375%, 6/15/33		400,000	393,390
Telecom Italia S.p.A.
5.625%, 12/29/15	GBP	400,000	657,742

Total Italy			12,642,365

Liberia (0.1%)
Royal Caribbean Cruises Ltd.
7.250%, 6/15/16		$1,000,000	966,250

Luxembourg (0.4%)
ArcelorMittal S.A.
6.125%, 6/1/18		1,195,000	1,233,044
Covidien International Finance S.A.
6.000%, 10/15/17		800,000	864,687
Telecom Italia Capital S.A.
6.200%, 7/18/11		100,000	105,846
5.250%, 10/1/15		600,000	627,328
6.000%, 9/30/34		100,000	94,569
Wind Acquisition Finance S.A.
11.000%, 12/1/15 (m)	EUR	840,000	1,294,496

Total Luxembourg			4,219,970

Malaysia (0.9%)
Malaysian Government Bond
3.833%, 9/28/11	MYR	15,240,000	4,544,578
4.240%, 2/7/18		21,000,000	6,158,550

Total Malaysia			10,703,128

Mexico (1.0%)
America Movil S.A.B. de C.V.
5.750%, 1/15/15		$100,000	105,505
6.375%, 3/1/35		100,000	103,229
United Mexican States
6.375%, 1/16/13		400,000	442,000
6.750%, 9/27/34		800,000	844,000
Series MI10 9.500%, 12/18/14	MXN	125,550,000	10,404,277

Total Mexico			11,899,011

Netherlands (3.2%)
Bank Nederlandse Gemeenten
2.875%, 1/15/15	EUR	2,580,000	3,680,266
BMW Finance N.V.
5.250%, 11/21/13	GBP	360,000	610,672
Deutsche Telekom International Finance B.V.
5.250%, 7/22/13		$400,000	424,604
4.875%, 7/8/14		4,500,000	4,718,911
5.750%, 3/23/16		200,000	212,371
8.750%, 6/15/30		200,000	257,222
Diageo Finance B.V.
5.300%, 10/28/15		400,000	431,573

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount		Value (Note 1)

E.ON International Finance B.V.
5.125%, 1/27/14	GBP	300,000	$511,143
5.750%, 5/7/20	EUR	824,000	1,324,117
Netherlands Government Bond
4.500%, 7/15/17		9,400,000	14,590,188
4.000%, 1/15/37		5,000,000	6,907,561
New World Resources N.V.
7.375%, 5/15/15 (m)		930,000	1,213,213
OI European Group B.V.
6.875%, 3/31/17 (m)		1,125,000	1,548,234
RWE Finance B.V.
6.375%, 6/3/13	GBP	870,000	1,532,291
Shell International Finance B.V.
4.000%, 3/21/14		$810,000	845,260

Total Netherlands			38,807,626

New Zealand (0.0%)
New Zealand Government Bond
6.000%, 12/15/17	NZD	400,000	293,516

Norway (1.5%)
Eksportfinans A/S
5.500%, 5/25/16		$540,000	581,790
Norwegian Government Bond
6.500%, 5/15/13	NOK	26,035,000	4,969,080
4.250%, 5/19/17		69,500,000	12,201,752
Statoil ASA
6.800%, 1/15/28		$300,000	340,856
Yara International ASA
5.250%, 12/15/14§		100,000	104,444

Total Norway			18,197,922

Peru (0.0%)
Republic of Peru
7.125%, 3/30/19		470,000	540,500

Poland (0.9%)
Poland Government Bond
5.250%, 4/25/13	PLN	30,050,000	10,466,522
Republic of Poland
5.000%, 10/19/15		$100,000	105,014

Total Poland			10,571,536

Slovenia (0.3%)
Slovenia Government Bond
4.625%, 9/9/24	EUR	2,400,000	3,426,552

South Africa (0.0%)
Republic of South Africa
6.500%, 6/2/14		$100,000	109,500
Savcio Holdings Pty Ltd.
8.000%, 2/15/13 (m)	EUR	345,000	479,738

Total South Africa			589,238

South Korea (0.9%)
Korea Development Bank
5.750%, 9/10/13		$100,000	106,476
Korea Treasury Bond
Series 2703 5.250%, 3/10/27	KRW	12,856,500,000	10,619,057

	Principal Amount		Value (Note 1)

Republic of Korea
4.250%, 6/1/13		$400,000	$414,174

Total South Korea			11,139,707

Spain (0.7%)
Spain Government Bond
4.800%, 1/31/24	EUR	4,600,000	6,854,061
Telefonica Emisiones S.A.U.
6.421%, 6/20/16		$900,000	998,939

Total Spain			7,853,000

Supranational (1.9%)
Corp. Andina de Fomento
6.875%, 3/15/12		100,000	107,170
Eurofima
6.250%, 12/28/18	AUD	5,480,000	4,739,567
European Investment Bank
7.000%, 1/18/12	NZD	4,126,000	3,133,142
3.000%, 4/8/14		$705,000	710,799
4.625%, 5/15/14		500,000	536,053
6.500%, 9/10/14	NZD	600,000	452,343
4.625%, 10/20/15		$1,400,000	1,499,019
4.875%, 2/16/16		300,000	322,525
5.125%, 9/13/16		200,000	217,735
6.125%, 1/23/17	AUD	3,960,000	3,511,372
4.750%, 10/15/17	EUR	4,200,000	6,530,561
Inter-American Development Bank
5.000%, 4/5/11		$200,000	210,391
5.125%, 9/13/16		525,000	572,317
International Bank for Reconstruction & Development
7.625%, 1/19/23		500,000	637,664

Total Supranational			23,180,658

Sweden (1.8%)
Svensk Exportkredit AB
4.875%, 9/29/11		3,200,000	3,387,875
Swedish Government Bond
3.750%, 8/12/17	SEK	127,500,000	18,524,669

Total Sweden			21,912,544

Switzerland (0.1%)
Credit Suisse Guernsey Ltd.
5.860%, 12/31/49 (l)		$250,000	217,500
UBS AG/Connecticut
5.875%, 7/15/16		500,000	506,235
5.875%, 12/20/17		200,000	205,538
Weatherford International Ltd.
5.500%, 2/15/16		425,000	435,121

Total Switzerland			1,364,394

United Kingdom (2.6%)
AstraZeneca plc
5.400%, 6/1/14		100,000	109,641
5.900%, 9/15/17		200,000	222,234
6.450%, 9/15/37		100,000	112,629
BAT International Finance plc
5.750%, 12/9/13	GBP	2,235,000	3,867,436
5.375%, 6/29/17	EUR	2,100,000	3,207,236

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount		Value (Note 1)

BP Capital Markets plc
5.250%, 11/7/13		$590,000	$642,645
3.875%, 3/10/15		720,000	739,738
British Telecommunications plc
9.625%, 12/15/30		300,000	382,265
Diageo Capital plc
5.500%, 9/30/16		300,000	320,525
HSBC Holdings plc
6.500%, 5/2/36		400,000	419,530
6.500%, 9/15/37		250,000	261,198
Imperial Tobacco Finance plc
4.375%, 11/22/13	EUR	1,200,000	1,770,492
Infinis plc
9.125%, 12/15/14(b)§	GBP	475,000	779,572
ISS Financing plc
11.000%, 6/15/14§	EUR	700,000	1,083,764
JTI UK Finance plc
5.750%, 2/6/13	GBP	900,000	1,560,874
Marks & Spencer plc
5.625%, 3/24/14		1,011,000	1,686,008
6.250%, 12/1/17 (m)		$750,000	745,709
National Grid plc
5.500%, 7/24/13	GBP	400,000	675,143
6.500%, 4/22/14	EUR	900,000	1,436,312
5.000%, 7/2/18		500,000	747,265
Royal Bank of Scotland Group plc
5.000%, 10/1/14		$200,000	176,753
Tesco plc
5.875%, 9/12/16	EUR	2,450,000	3,920,814
5.500%, 11/15/17 (m)		$975,000	1,015,156
United Utilities Water plc
4.250%, 1/24/20	EUR	1,000,000	1,395,611
Virgin Media Finance plc
8.750%, 4/15/14		105,370	157,096
9.125%, 8/15/16		$540,000	569,024
8.875%, 10/15/19	GBP	305,000	500,026
Vodafone Group plc
5.000%, 12/16/13		$400,000	423,537
4.150%, 6/10/14		260,000	267,484
6.250%, 1/15/16	EUR	900,000	1,442,374
7.875%, 2/15/30		$100,000	119,859
6.150%, 2/27/37		100,000	104,172

Total United Kingdom			30,862,122

United States (66.3%)
3M Co.
5.700%, 3/15/37		325,000	339,165
Abbott Laboratories, Inc.
5.875%, 5/15/16		200,000	220,598
5.125%, 4/1/19		400,000	418,387
ACE INA Holdings, Inc.
5.875%, 6/15/14		300,000	325,376
Aetna, Inc.
6.000%, 6/15/16		400,000	419,952
Ahold Finance USA, Inc.
6.500%, 3/14/17	GBP	510,000	880,970
AIG SunAmerica Global Financing X
6.900%, 3/15/32§		$300,000	244,755
Alabama Power Co.
5.700%, 2/15/33		200,000	201,500
6.000%, 3/1/39		55,000	57,967

	Principal Amount	Value (Note 1)

Alcoa, Inc.
5.870%, 2/23/22	$200,000	$185,717
Allstate Corp.
6.125%, 2/15/12	100,000	108,278
7.500%, 6/15/13	300,000	336,586
5.550%, 5/9/35	100,000	96,301
5.950%, 4/1/36	100,000	101,120
6.125%, 5/15/37 (l)	115,000	100,050
6.500%, 5/15/57 (l)	115,000	99,475
Altria Group, Inc.
9.700%, 11/10/18	400,000	494,466
10.200%, 2/6/39	200,000	266,808
American Electric Power Co., Inc.
5.250%, 6/1/15	100,000	103,591
American Express Co.
4.875%, 7/15/13	600,000	626,028
8.125%, 5/20/19	470,000	556,979
6.800%, 9/1/66 (l)	170,000	152,150
American International Group, Inc.
5.050%, 10/1/15	100,000	83,426
5.600%, 10/18/16	200,000	165,507
5.850%, 1/16/18	1,100,000	902,582
Amgen, Inc.
6.400%, 2/1/39	210,000	230,426
Anadarko Petroleum Corp.
6.450%, 9/15/36	200,000	208,874
Anheuser-Busch Cos., Inc.
5.000%, 3/1/19	100,000	97,557
6.450%, 9/1/37	295,000	311,954
Anheuser-Busch InBev Worldwide, Inc.
6.875%, 11/15/19§	4,500,000	5,023,728
Apache Corp.
6.250%, 4/15/12	100,000	109,028
5.625%, 1/15/17	225,000	239,848
Appalachian Power Co.
Series L 5.800%, 10/1/35	100,000	94,376
ARAMARK Corp.
8.500%, 2/1/15	570,000	587,100
Archer-Daniels-Midland Co.
5.375%, 9/15/35	100,000	96,418
6.450%, 1/15/38	125,000	139,172
Arizona Public Service Co.
5.500%, 9/1/35	100,000	84,941
Associates Corp. of North America
6.950%, 11/1/18	100,000	101,110
AT&T Mobility LLC
7.125%, 12/15/31	295,000	329,716
AT&T, Inc.
5.300%, 11/15/10	200,000	207,909
6.250%, 3/15/11	200,000	211,795
5.875%, 8/15/12	200,000	218,341
5.100%, 9/15/14	500,000	537,830
5.625%, 6/15/16	100,000	107,424
5.500%, 2/1/18	420,000	438,235
6.150%, 9/15/34	700,000	691,952
Atmos Energy Corp.
8.500%, 3/15/19	350,000	425,118
Baltimore Gas & Electric Co.
5.900%, 10/1/16	500,000	527,089

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Banc of America Commercial Mortgage, Inc.
Series 2005-4 A5A 4.933%, 7/10/45	$1,000,000	$970,754
Series 2006-6 A4 5.356%, 10/10/45	1,400,000	1,286,171
Series 2007-1 A4 5.451%, 1/15/49	1,280,000	1,163,309
Bank of America Corp.
4.375%, 12/1/10	300,000	309,707
5.375%, 8/15/11	200,000	209,955
2.100%, 4/30/12	1,300,000	1,312,001
4.875%, 9/15/12	100,000	104,784
4.875%, 1/15/13	300,000	311,987
4.750%, 8/1/15	300,000	302,405
5.250%, 12/1/15	400,000	402,500
5.625%, 10/14/16	300,000	304,186
Bank of America N.A.
5.300%, 3/15/17	400,000	392,036
Bank of New York Mellon Corp.
5.125%, 8/27/13	200,000	215,905
Bank of Tokyo-Mitsubishi UFJ Ltd./New York
7.400%, 6/15/11	200,000	215,666
Bank One Corp.
5.250%, 1/30/13	100,000	106,046
8.000%, 4/29/27	100,000	120,976
Baxter International, Inc.
4.625%, 3/15/15	100,000	106,012
5.375%, 6/1/18	600,000	636,801
BB&T Corp.
4.750%, 10/1/12	100,000	104,101
Bear Stearns Cos. LLC
5.300%, 10/30/15	100,000	105,766
4.650%, 7/2/18	200,000	192,659
Bear Stearns Cos., Inc.
5.700%, 11/15/14	200,000	220,067
BellSouth Corp.
6.000%, 10/15/11	500,000	540,658
5.200%, 9/15/14	300,000	321,298
6.550%, 6/15/34	100,000	102,574
Berkshire Hathaway Finance Corp.
4.850%, 1/15/15	200,000	214,129
Black & Decker Corp.
4.750%, 11/1/14	100,000	102,415
Boeing Co.
5.000%, 3/15/14	425,000	457,533
Boston Properties, Inc.
5.000%, 6/1/15	340,000	339,513
Bottling Group LLC
4.625%, 11/15/12	200,000	214,396
Bristol-Myers Squibb Co.
5.250%, 8/15/13	700,000	758,685
Burlington Northern Santa Fe Corp.
5.750%, 3/15/18	200,000	212,450
Cadbury Schweppes U.S. Finance LLC
5.125%, 10/1/13§	100,000	103,998
Campbell Soup Co.
4.875%, 10/1/13	100,000	108,041
Capital One Capital III
7.686%, 8/15/36	150,000	138,000
Capital One Capital IV
6.745%, 2/17/37(l)	110,000	91,300

	Principal Amount		Value (Note 1)

Capital One Financial Corp.
7.375%, 5/23/14		$300,000	$339,670
5.250%, 2/21/17		200,000	196,576
Caterpillar Financial Services Corp.
5.050%, 12/1/10		200,000	208,073
5.500%, 3/15/16		200,000	211,245
7.150%, 2/15/19		160,000	185,022
Caterpillar, Inc.
7.300%, 5/1/31		100,000	119,728
6.050%, 8/15/36		100,000	106,613
CBS Corp.
5.625%, 8/15/12		200,000	209,053
5.500%, 5/15/33		100,000	83,760
CEDC Finance Corp. International, Inc.
8.875%, 12/1/16§(b)	EUR	450,000	645,098
Cemex Finance Europe BV
9.625%, 12/14/17§(b)		585,000	868,817
CenterPoint Energy Resources Corp.
Series B 7.875%, 4/1/13		$200,000	225,275
Central European Distribution Corp.
8.000%, 7/25/12	EUR	1,118,400	1,667,414
Charter One Bank N.A.
6.375%, 5/15/12(b)		$400,000	408,402
Chevron Corp.
3.450%, 3/3/12		841,000	874,066
Chubb Corp.
6.000%, 5/11/37		200,000	205,713
6.375%, 3/29/67 (l)		250,000	232,500
Cisco Systems, Inc.
5.250%, 2/22/11		200,000	209,865
5.500%, 2/22/16		540,000	592,866
Citibank Credit Card Issuance Trust
Series 2006-A4 A4 5.450%, 5/10/13		2,200,000	2,316,782
Citigroup Commercial Mortgage Trust, Inc.
Series 2008-C7 A4 6.092%, 12/10/49 (l)		1,825,000	1,526,723
Citigroup Funding, Inc.
2.250%, 12/10/12		5,000,000	5,039,250
Citigroup, Inc.
6.500%, 1/18/11		100,000	104,572
5.125%, 2/14/11		100,000	103,178
6.000%, 2/21/12		100,000	105,570
5.250%, 2/27/12		600,000	619,929
5.625%, 8/27/12		100,000	102,857
5.300%, 1/7/16		1,000,000	973,054
5.850%, 8/2/16		200,000	195,816
6.625%, 6/15/32		200,000	181,872
5.875%, 2/22/33		100,000	84,355
5.850%, 12/11/34		295,000	260,269
5.875%, 5/29/37		200,000	176,237
Coca-Cola Bottling Co. Consolidated
5.000%, 11/15/12		100,000	105,661
Coca-Cola Enterprises, Inc.
7.375%, 3/3/14		200,000	231,920
Comcast Cable Communications Holdings, Inc.
8.375%, 3/15/13		100,000	115,270
9.455%, 11/15/22		100,000	128,614
Comcast Corp.
5.300%, 1/15/14		510,000	544,319
5.900%, 3/15/16		200,000	215,384

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

6.500%, 1/15/17	$400,000	$442,826
7.050%, 3/15/33	310,000	338,469
6.500%, 11/15/35	100,000	103,686
Comercia, Inc.
4.800%, 5/1/15	100,000	92,493
Commonwealth Edison Co.
6.150%, 3/15/12	100,000	107,878
6.150%, 9/15/17	600,000	649,809
ConAgra Foods, Inc.
6.750%, 9/15/11	100,000	107,967
7.000%, 10/1/28	100,000	107,164
ConocoPhillips
4.750%, 10/15/12	200,000	214,308
4.600%, 1/15/15	580,000	615,954
5.900%, 10/15/32	100,000	102,009
ConocoPhillips Austalia Funding Co.
5.500%, 4/15/13	200,000	217,190
Consolidated Edison Co. of New York, Inc.
Series 02-B 4.875%, 2/1/13	100,000	106,562
Series 05-C 5.375%, 12/15/15	455,000	491,704
Costco Wholesale Corp.
5.500%, 3/15/17	400,000	426,913
Countrywide Home Loans, Inc.
4.000%, 3/22/11	300,000	306,387
COX Communications, Inc.
5.450%, 12/15/14	200,000	214,270
5.500%, 10/1/15	500,000	530,640
Credit Suisse USA, Inc.
6.125%, 11/15/11	100,000	107,838
6.500%, 1/15/12	200,000	217,638
5.125%, 1/15/14	100,000	106,756
5.850%, 8/16/16	200,000	213,336
7.125%, 7/15/32	300,000	350,461
CRH America, Inc.
6.000%, 9/30/16	300,000	313,338
CS First Boston Mortgage Securities Corp.
Series 2001-CK1 C 6.730%, 12/18/35	1,175,000	1,155,963
CSX Corp.
6.750%, 3/15/11	100,000	106,208
7.375%, 2/1/19	275,000	314,164
CVS Caremark Corp.
6.250%, 6/1/27	400,000	406,780
CW Capital Cobalt Ltd.
Series 2007-C3 A4 5.820%, 5/15/46 (l)	1,205,000	1,047,110
Daimler Finance N.A. LLC
4.875%, 6/15/10	1,320,000	1,339,403
5.875%, 3/15/11	900,000	941,018
7.300%, 1/15/12	200,000	217,428
6.500%, 11/15/13	300,000	328,871
Deere & Co.
6.950%, 4/25/14	300,000	346,303
8.100%, 5/15/30	300,000	380,518
Dell, Inc.
5.875%, 6/15/19	500,000	529,118
Deutsche Bank Financial LLC
5.375%, 3/2/15	100,000	104,302
Devon Energy Corp.
7.950%, 4/15/32	200,000	254,253

	Principal Amount	Value (Note 1)

Dominion Resources, Inc.
5.700%, 9/17/12	$100,000	$108,061
5.000%, 12/1/14	300,000	319,503
8.875%, 1/15/19	637,000	793,838
Dow Chemical Co.
6.000%, 10/1/12	200,000	215,141
7.600%, 5/15/14	1,325,000	1,507,707
8.550%, 5/15/19	170,000	202,835
DTE Energy Co.
6.350%, 6/1/16	340,000	353,299
Duke Energy Carolinas LLC
7.000%, 11/15/18	224,000	261,086
Duke Energy Corp.
6.250%, 1/15/12	700,000	756,785
E.I. du Pont de Nemours & Co.
5.250%, 12/15/16	400,000	422,775
Eli Lilly and Co.
6.000%, 3/15/12	200,000	218,445
5.200%, 3/15/17	600,000	635,290
Embarq Corp.
7.082%, 6/1/16	100,000	110,458
Emerson Electric Co.
6.000%, 8/15/32	100,000	105,351
EOG Resources, Inc.
5.625%, 6/1/19	75,000	79,675
ERP Operating LP
5.250%, 9/15/14	255,000	259,347
Exelon Corp.
4.900%, 6/15/15	200,000	206,320
5.625%, 6/15/35	445,000	402,407
Federal Farm Credit Bank
4.875%, 1/17/17	1,020,000	1,085,409
Federal Home Loan Bank
3.625%, 10/18/13	2,700,000	2,828,350
5.250%, 6/5/17	3,800,000	4,173,506
Federal Home Loan Mortgage Corp.
2.750%, 4/11/11	10,900,000	11,168,042
3.875%, 6/29/11	2,500,000	2,608,245
5.125%, 7/15/12	8,300,000	9,016,813
2.125%, 9/21/12	5,000,000	5,053,180
4.875%, 11/15/13	4,100,000	4,487,356
5.000%, 7/1/20	618,750	650,969
5.000%, 10/1/20	343,900	361,753
5.500%, 5/1/21	546,162	581,321
5.500%, 5/1/22	391,041	415,970
6.750%, 9/15/29	300,000	361,507
6.250%, 7/15/32	700,000	812,727
6.000%, 9/1/34	2,140,214	2,285,431
6.000%, 5/1/35	2,063,766	2,209,600
4.500%, 10/1/35	3,441,955	3,451,635
6.500%, 8/1/36	3,860,605	4,140,801
7.000%, 10/1/37	812,592	888,614
6.500%, 2/1/38	1,333,163	1,429,556
6.500%, 6/1/38	33,628	36,037
5.000%, 8/1/38	8,569,520	8,798,822
6.500%, 9/1/38	328,436	352,273
6.000%, 11/1/38	8,963,799	9,514,582
5.500%, 12/1/38	6,720,259	7,051,022
6.500%, 1/1/39	528,072	565,903
5.500%, 5/1/39	12,801,457	13,431,529

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Federal National Mortgage Association
5.125%, 4/15/11	$2,700,000	$2,852,142
5.375%, 11/15/11	1,900,000	2,048,177
4.625%, 10/15/14	1,000,000	1,083,490
5.000%, 4/15/15	900,000	989,020
4.375%, 10/15/15	100,000	106,384
5.375%, 6/12/17	4,300,000	4,767,668
4.500%, 3/1/18	4,008,498	4,176,980
5.500%, 10/1/19	261,781	279,410
4.500%, 6/1/23	4,360,378	4,494,596
5.000%, 9/1/23	5,829,627	6,107,673
6.000%, 10/1/23	1,455,256	1,556,896
5.500%, 1/1/24	2,380,154	2,523,335
4.000%, 4/1/24	3,443,452	3,470,489
4.000%, 5/1/24	2,835,541	2,857,804
4.500%, 9/1/24	2,672,563	2,753,993
6.250%, 5/15/29	600,000	686,129
5.500%, 3/1/33	4,845,769	5,095,629
5.000%, 3/1/34	9,033,140	9,304,211
5.000%, 5/1/34	1,577,675	1,624,574
5.500%, 9/1/34	5,958,620	6,265,861
5.500%, 7/1/35	4,057,611	4,263,661
5.000%, 9/1/35	3,568,086	3,675,268
5.000%, 10/1/35	8,873,716	9,127,796
5.500%, 6/1/36	11,090,008	11,661,837
5.000%, 12/1/36	1,303,443	1,339,949
6.000%, 7/1/37	5,946,665	6,311,131
6.500%, 8/1/37	4,457,421	4,821,327
6.000%, 2/1/38	16,498,382	17,504,398
6.500%, 9/1/38	2,338,097	2,507,426
5.500%, 11/1/38	5,723,965	6,001,219
6.000%, 11/1/38	8,573,916	9,094,045
4.500%, 3/1/39	9,745,372	9,739,280
5.000%, 3/1/39	6,407,328	6,583,781
4.500%, 6/1/39	6,879,375	6,875,076
4.000%, 7/1/39	3,489,805	3,376,114
4.500%, 7/1/39	7,083,145	7,078,719
4.000%, 8/1/39	7,255,903	7,024,865
4.500%, 8/1/39	6,387,527	6,383,535
4.500%, 12/1/39	6,200,000	6,196,125
5.000%, 1/25/40 TBA	9,400,000	9,647,485
5.500%, 1/25/40 TBA	17,700,000	18,696,728
FIA Card Services N.A.
7.125%, 11/15/12	100,000	108,856
Financing Corp. Fico
9.800%, 4/6/18	400,000	545,598
First Union National Bank-Bank of America Commercial Mortgage Trust
Series 2001-C1 A2 6.136%, 3/15/33	1,414,978	1,444,843
FirstEnergy Corp.
Series C 7.375%, 11/15/31	200,000	216,780
Florida Power & Light Co.
4.850%, 2/1/13	100,000	105,857
5.950%, 10/1/33	100,000	104,676
5.850%, 5/1/37	170,000	176,114
Florida Power Corp.
5.900%, 3/1/33	200,000	204,028
Ford Credit Auto Owner Trust
Series 2007-B A4A 5.240%, 7/15/12	2,500,000	2,621,190

	Principal Amount		Value (Note 1)

Fortune Brands, Inc.
5.375%, 1/15/16		$400,000	$398,140
Genentech, Inc.
5.250%, 7/15/35		100,000	96,325
General Dynamics Corp.
4.250%, 5/15/13		100,000	105,426
General Electric Capital Corp.
6.625%, 2/4/10	NZD	1,440,000	1,047,471
5.500%, 4/28/11		$200,000	210,850
6.000%, 6/15/12		100,000	107,791
7.625%, 12/10/14	NZD	2,000,000	1,495,338
4.875%, 3/4/15		$300,000	311,640
5.000%, 1/8/16		100,000	101,142
5.400%, 2/15/17		300,000	306,177
5.625%, 9/15/17		1,100,000	1,133,253
6.750%, 3/15/32		600,000	611,739
6.150%, 8/7/37		500,000	472,162
6.375%, 11/15/67 (l)		575,000	498,813
General Electric Co.
5.000%, 2/1/13		700,000	740,572
General Mills, Inc.
6.000%, 2/15/12		735,000	793,562
Genworth Financial, Inc.
6.500%, 6/15/34		100,000	80,149
Georgia Power Co.
5.950%, 2/1/39		205,000	213,991
Series K 5.125%, 11/15/12		100,000	107,812
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18		700,000	755,015
5.375%, 4/15/34		295,000	286,603
Golden West Financial Corp.
4.750%, 10/1/12		100,000	104,409
Goldman Sachs Capital II
5.793%, 12/29/49 (l)		325,000	251,875
Goldman Sachs Group, Inc.
6.600%, 1/15/12		100,000	108,714
5.250%, 10/15/13		500,000	531,007
5.125%, 1/15/15		400,000	420,301
5.350%, 1/15/16		400,000	415,466
5.750%, 10/1/16		600,000	632,403
5.625%, 1/15/17		900,000	919,223
6.125%, 2/15/33		300,000	301,270
6.750%, 10/1/37		500,000	513,944
Goodrich Corp.
6.800%, 7/1/36		100,000	107,210
Government National Mortgage Association
5.500%, 2/15/36		4,808,693	5,075,049
5.500%, 1/25/40 TBA		3,500,000	3,667,617
6.000%, 1/25/40 TBA		8,900,000	9,406,188
Greenwich Capital Commercial Funding Corp.
Series 2005-GG5 A5 5.224%, 4/10/37 (l)		2,105,000	1,909,487
GTE Corp.
6.840%, 4/15/18		100,000	109,546
H.J. Heinz Finance Co.
6.000%, 3/15/12		100,000	107,269
Hartford Financial Services Group, Inc.
4.750%, 3/1/14		100,000	96,920
HCP, Inc.
6.000%, 1/30/17		255,000	239,981

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount		Value (Note 1)

Hess Corp.
7.300%, 8/15/31		$100,000	$113,639
Hewlett-Packard Co.
6.500%, 7/1/12		200,000	220,952
5.500%, 3/1/18		600,000	638,006
Historic TW, Inc.
6.875%, 6/15/18		100,000	110,296
Home Depot, Inc.
5.250%, 12/16/13		100,000	107,056
5.400%, 3/1/16		500,000	523,430
Honeywell International, Inc.
6.125%, 11/1/11		100,000	109,011
5.400%, 3/15/16		400,000	434,219
5.300%, 3/1/18		470,000	495,724
Hospitality Properties Trust
6.300%, 6/15/16		257,000	237,699
HSBC Bank USA/New York
4.625%, 4/1/14		400,000	417,557
5.875%, 11/1/34		400,000	389,024
HSBC Finance Corp.
7.000%, 5/15/12		200,000	217,472
5.250%, 4/15/15		200,000	207,784
International Business Machines Corp.
4.750%, 11/29/12		725,000	778,899
5.875%, 11/29/32		600,000	615,623
International Paper Co.
7.500%, 8/15/21		1,075,000	1,204,506
Iron Mountain, Inc.
7.250%, 4/15/14 (m)	GBP	601,000	961,028
6.750%, 10/15/18	EUR	708,000	943,907
Jefferies Group, Inc.
6.250%, 1/15/36		$100,000	79,689
Johnson & Johnson
4.950%, 5/15/33		400,000	389,707
Johnson Controls, Inc.
5.250%, 1/15/11		100,000	104,940
4.875%, 9/15/13		100,000	102,856
JPMorgan Chase & Co.
4.500%, 11/15/10		300,000	310,123
2.625%, 12/1/10		3,900,000	3,976,665
4.600%, 1/17/11		300,000	310,375
6.625%, 3/15/12		400,000	436,665
3.700%, 1/20/15		500,000	501,479
4.750%, 3/1/15		100,000	103,996
5.150%, 10/1/15		300,000	310,664
JPMorgan Chase Bank N.A.
5.875%, 6/13/16(b)		300,000	314,793
6.000%, 7/5/17		925,000	980,231
6.000%, 10/1/17		600,000	642,404
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2001-CIBC B 6.446%, 3/15/33		2,000,000	2,036,697
Series 2006-LDP7 A4 5.875%, 4/15/45 (l)		1,200,000	1,145,257
Series 2007-CB18 AM 5.466%, 6/12/47 (l)		235,000	161,616
Kellogg Co.
7.450%, 4/1/31		100,000	121,241
KeyBank N.A.
5.700%, 8/15/12		100,000	102,944
5.800%, 7/1/14		100,000	97,332

	Principal Amount		Value (Note 1)

Kimberly-Clark Corp.
5.625%, 2/15/12		$200,000	$215,473
4.875%, 8/15/15		600,000	646,332
Kinder Morgan Energy Partners LP
7.500%, 11/1/10		100,000	104,695
6.750%, 3/15/11		100,000	105,754
5.000%, 12/15/13		800,000	839,848
6.850%, 2/15/20		800,000	887,420
5.800%, 3/15/35		100,000	92,649
Kraft Foods, Inc.
5.625%, 11/1/11		300,000	318,619
6.000%, 2/11/13		200,000	214,482
6.500%, 11/1/31		200,000	200,905
6.875%, 2/1/38		300,000	314,814
Kroger Co.
6.200%, 6/15/12		100,000	108,940
7.500%, 4/1/31		100,000	116,399
LB-UBS Commercial Mortgage Trust
Series 2003-C8 A4 5.124%, 11/15/32 (l)		1,500,000	1,500,294
Lincoln National Corp.
6.150%, 4/7/36		300,000	269,846
Lockheed Martin Corp.
7.650%, 5/1/16		200,000	237,814
Series B 6.150%, 9/1/36		100,000	105,836
Lubrizol Corp.
5.500%, 10/1/14		100,000	106,451
M&I Marshall & llsley Bank
5.250%, 9/4/12		100,000	88,637
Marathon Oil Corp.
6.600%, 10/1/37		255,000	270,503
Marsh & McLennan Cos., Inc.
9.250%, 4/15/19		205,000	248,731
McDonald’s Corp.
4.250%, 6/10/16	EUR	1,100,000	1,632,320
5.350%, 3/1/18		$200,000	214,444
5.700%, 2/1/39		275,000	280,506
Mellon Funding Corp.
6.400%, 5/14/11		100,000	106,129
5.000%, 12/1/14		100,000	106,534
Merck & Co., Inc.
5.300%, 12/1/13		600,000	659,434
4.750%, 3/1/15		300,000	321,662
5.950%, 12/1/28		200,000	210,765
MetLife, Inc.
6.125%, 12/1/11		300,000	322,509
5.500%, 6/15/14		100,000	106,046
6.400%, 12/15/36		300,000	262,500
Series A 6.817%, 8/15/18		480,000	534,603
Metropolitan Edison Co.
4.875%, 4/1/14		100,000	103,795
Metropolitan Life Global Funding I
5.125%, 6/10/14§		390,000	412,736
Metropolitan Transportation Authority
7.336%, 11/15/39		170,000	189,423
Microsoft Corp.
2.950%, 6/1/14		335,000	338,589
MidAmerican Energy Co.
5.800%, 10/15/36		200,000	201,584

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount		Value (Note 1)

MidAmerican Energy Holdings Co.
5.875%, 10/1/12		$300,000	$326,728
5.750%, 4/1/18		600,000	632,383
Morgan Stanley
5.050%, 1/21/11		600,000	622,312
6.600%, 4/1/12		300,000	326,398
5.300%, 3/1/13		300,000	316,199
5.375%, 11/14/13	GBP	525,000	885,656
4.750%, 4/1/14		$300,000	301,724
5.450%, 1/9/17		1,000,000	1,010,715
7.250%, 4/1/32		200,000	227,501
Morgan Stanley Capital I, Inc.
Series 2007-IQ14 A4 5.692%, 4/15/49 (l)		1,205,000	973,401
Motorola, Inc.
7.625%, 11/15/10		100,000	103,602
Nabors Industries, Inc.
6.150%, 2/15/18		360,000	374,163
Nalco Co.
7.750%, 11/15/11	EUR	1,100,000	1,569,020
National City Corp.
4.900%, 1/15/15		$200,000	204,316
National Rural Utilities Cooperative Finance Corp.
4.750%, 3/1/14		200,000	212,414
5.450%, 4/10/17		400,000	417,169
8.000%, 3/1/32		100,000	119,587
Nationwide Financial Services, Inc.
6.750%, 5/15/37		60,000	46,780
New Cingular Wireless Services, Inc.
8.750%, 3/1/31		200,000	258,462
Newmont Mining Corp.
5.875%, 4/1/35		100,000	94,804
News America Holdings, Inc.
8.000%, 10/17/16		650,000	765,409
News America, Inc.
5.300%, 12/15/14		300,000	324,269
7.280%, 6/30/28		100,000	101,267
6.200%, 12/15/34		200,000	201,003
Nissan Motor Acceptance Corp.
4.625%, 3/8/10§		100,000	99,959
Norfolk Southern Corp.
6.750%, 2/15/11		300,000	316,967
5.900%, 6/15/19		275,000	293,630
Northern States Power Co.
Series B 8.000%, 8/28/12		510,000	585,112
Northrop Grumman Systems Corp.
7.125%, 2/15/11		300,000	317,573
7.750%, 2/15/31		100,000	123,554
Occidental Petroleum Corp.
6.750%, 1/15/12		100,000	109,415
7.000%, 11/1/13		200,000	229,797
Ohio Power Co.
Series G 6.600%, 2/15/33		325,000	339,149
Omnicom Group, Inc.
5.900%, 4/15/16		100,000	106,512
Oncor Electric Delivery Co. LLC
6.375%, 1/15/15		300,000	327,251
ONEOK Partners LP
8.625%, 3/1/19		550,000	663,736

	Principal Amount		Value (Note 1)

Oracle Corp.
3.750%, 7/8/14		$750,000	$773,860
5.250%, 1/15/16		400,000	431,945
5.750%, 4/15/18		120,000	129,742
Pacific Gas & Electric Co.
4.800%, 3/1/14		300,000	318,599
5.800%, 3/1/37		310,000	314,187
Pemex Project Funding Master Trust
6.625%, 6/15/35		625,000	595,094
Pepco Holdings, Inc.
6.450%, 8/15/12		100,000	107,327
Pepsi Bottling Group, Inc.
7.000%, 3/1/29		100,000	116,829
PepsiCo, Inc.
7.900%, 11/1/18		400,000	490,902
Pfizer, Inc.
5.350%, 3/15/15		1,425,000	1,557,390
4.750%, 6/3/16	EUR	1,800,000	2,745,457
4.650%, 3/1/18		$100,000	100,873
7.200%, 3/15/39		395,000	482,665
Pharmacia Corp.
6.600%, 12/1/28		100,000	109,591
Philip Morris International, Inc.
5.650%, 5/16/18		200,000	210,316
6.375%, 5/16/38		100,000	108,093
Pitney Bowes, Inc.
4.750%, 1/15/16		100,000	103,999
4.750%, 5/15/18		100,000	101,234
Plains All American Pipeline LP
6.500%, 5/1/18		210,000	224,571
PNC Funding Corp.
5.250%, 11/15/15		200,000	205,673
Port Authority of New York & New Jersey
6.040%, 12/1/29		375,000	375,030
Praxair, Inc.
3.950%, 6/1/13		100,000	104,229
Pregis Corp.
5.742%, 4/15/13 (l)	EUR	600,000	765,516
Principal Life Global Funding l
6.250%, 2/15/12§		$100,000	105,003
Procter & Gamble Co.
4.500%, 5/12/14	EUR	1,500,000	2,284,213
4.850%, 12/15/15		$100,000	108,964
5.125%, 10/24/17	EUR	1,500,000	2,340,168
5.800%, 8/15/34		$300,000	319,185
Progress Energy, Inc.
7.100%, 3/1/11		100,000	105,842
7.750%, 3/1/31		100,000	117,577
Progressive Corp.
6.700%, 6/15/37 (l)		220,000	194,671
Prudential Financial, Inc.
5.100%, 12/14/11		400,000	417,500
5.100%, 9/20/14		200,000	208,527
PSEG Power LLC
5.500%, 12/1/15		625,000	663,940
R.R. Donnelley & Sons Co.
4.950%, 4/1/14		100,000	100,030
6.125%, 1/15/17		425,000	420,159
Raytheon Co.
7.000%, 11/1/28		100,000	115,826
Regions Bank/Alabama
3.250%, 12/9/11		1,900,000	1,971,607

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount		Value (Note 1)

Regions Financial Corp.
6.375%, 5/15/12		$700,000	$666,677
Rockwood Specialties Group, Inc.
7.625%, 11/15/14	EUR	1,080,000	1,540,493
Safeway, Inc.
6.500%, 3/1/11		$200,000	211,388
5.625%, 8/15/14		100,000	107,826
Sara Lee Corp.
6.250%, 9/15/11		100,000	106,690
Simon Property Group LP
6.100%, 5/1/16		200,000	204,108
SLM Corp.
6.500%, 6/15/10	NZD	795,000	561,784
5.375%, 5/15/14		$600,000	553,422
Southern California Edison Co.
6.000%, 1/15/34		355,000	374,058
Southern Power Co.
Series B 6.250%, 7/15/12		100,000	108,902
Southwest Airlines Co.
5.125%, 3/1/17		100,000	95,978
Sovereign Bank
5.125%, 3/15/13		100,000	100,906
Spectra Energy Capital LLC
7.500%, 9/15/38		170,000	188,213
State of California
7.550%, 4/1/39		340,000	329,484
State of Illinois
5.100%, 6/1/33		1,185,000	986,987
State Street Bank and Trust Co.
5.300%, 1/15/16		100,000	101,614
8.250%, 3/15/42 (l)		110,000	112,663
SunTrust Banks, Inc./Georgia
5.200%, 1/17/17		100,000	94,406
5.450%, 12/1/17		100,000	95,106
Sysco Corp.
5.375%, 9/21/35		100,000	98,552
Target Corp.
7.000%, 7/15/31		100,000	111,926
6.350%, 11/1/32		100,000	105,119
6.500%, 10/15/37		300,000	328,960
Tennessee Valley Authority
4.500%, 4/1/18		550,000	559,706
Series B 4.700%, 7/15/33		300,000	272,916
Series E 6.250%, 12/15/17		100,000	114,060
Teva Pharmaceutical Finance LLC
6.150%, 2/1/36		100,000	103,288
TIAA Global Markets, Inc.
4.950%, 7/15/13§		500,000	534,793
Time Warner Cable, Inc.
6.200%, 7/1/13		1,245,000	1,367,578
8.250%, 4/1/19		870,000	1,036,252
Time Warner, Inc.
6.875%, 5/1/12		1,610,000	1,762,536
7.625%, 4/15/31		600,000	696,977
7.700%, 5/1/32		700,000	822,035
Toll Brothers Finance Corp.
6.875%, 11/15/12		8,000	8,379

	Principal Amount	Value (Note 1)

Travelers Cos., Inc.
5.750%, 12/15/17	$300,000	$318,054
6.250%, 3/15/37 (l)	250,000	227,748
Travelers Property Casualty Corp.
6.375%, 3/15/33	100,000	105,142
U.S. Bank N.A./Ohio
6.375%, 8/1/11	200,000	214,997
4.950%, 10/30/14	100,000	106,061
4.800%, 4/15/15	100,000	104,933
U.S. Treasury Bonds
8.125%, 8/15/19	1,200,000	1,615,126
8.500%, 2/15/20	1,300,000	1,801,515
8.000%, 11/15/21	2,100,000	2,859,610
6.250%, 8/15/23	6,900,000	8,241,187
6.375%, 8/15/27	5,700,000	6,961,125
5.375%, 2/15/31	780,000	861,900
4.500%, 2/15/36	2,100,000	2,068,500
5.000%, 5/15/37	200,000	212,406
4.375%, 2/15/38	1,200,000	1,152,000
4.500%, 5/15/38	3,100,000	3,035,579
3.500%, 2/15/39	1,500,000	1,228,593
4.250%, 5/15/39	2,770,000	2,598,606
4.500%, 8/15/39	4,550,000	4,446,915
4.375%, 11/15/39	4,875,000	4,666,292
U.S. Treasury Notes
4.250%, 1/15/11	4,300,000	4,461,250
0.875%, 1/31/11	3,100,000	3,109,688
0.875%, 2/28/11	2,500,000	2,506,055
0.875%, 5/31/11	11,000,000	11,013,321
1.000%, 7/31/11	13,000,000	13,019,799
4.500%, 9/30/11	12,800,000	13,570,995
4.625%, 2/29/12	11,100,000	11,896,947
1.375%, 5/15/12	4,000,000	4,000,000
4.750%, 5/31/12	2,800,000	3,023,782
1.875%, 6/15/12	4,895,000	4,948,542
1.375%, 9/15/12	13,870,000	13,804,977
4.250%, 9/30/12	2,100,000	2,253,563
3.875%, 10/31/12	2,700,000	2,872,967
1.125%, 12/15/12	13,000,000	12,791,740
3.625%, 12/31/12	2,300,000	2,432,071
2.750%, 2/28/13	5,450,000	5,615,200
1.500%, 12/31/13	5,500,000	5,355,196
1.875%, 4/30/14	16,345,000	16,009,159
2.625%, 7/31/14	16,350,000	16,431,750
2.375%, 8/31/14	288,000	285,885
2.375%, 10/31/14	1,725,000	1,706,267
2.125%, 11/30/14	8,000,000	7,810,640
2.625%, 12/31/14	5,000,000	4,985,550
4.000%, 2/15/15	1,100,000	1,169,093
4.125%, 5/15/15	1,200,000	1,279,500
2.625%, 4/30/16	3,095,000	2,999,005
4.875%, 8/15/16	1,400,000	1,539,563
4.625%, 2/15/17	2,400,000	2,591,438
4.500%, 5/15/17	4,300,000	4,596,631
4.250%, 11/15/17	9,630,000	10,093,444
4.000%, 8/15/18	3,500,000	3,574,648
2.750%, 2/15/19	10,200,000	9,390,375
3.625%, 8/15/19	10,815,000	10,632,497
3.375%, 11/15/19	5,650,000	5,434,622
UBS Preferred Funding Trust I
8.622%, 10/29/49 (l)	275,000	255,879

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount		Value (Note 1)

UBS Preferred Funding Trust V
6.243%, 5/29/49 (l)		$150,000	$117,375
Unilever Capital Corp.
7.125%, 11/1/10		100,000	105,409
5.900%, 11/15/32		200,000	213,270
Union Pacific Corp.
6.150%, 5/1/37		125,000	129,029
Union Planters Corp.
4.375%, 12/1/10		100,000	99,851
UnionBanCal Corp.
5.250%, 12/16/13		100,000	102,731
United Parcel Service, Inc.
5.500%, 1/15/18		170,000	183,241
8.375%, 4/1/30 (e)		100,000	127,961
United Technologies Corp.
6.350%, 3/1/11		100,000	105,987
4.875%, 5/1/15		400,000	429,358
6.125%, 2/1/19		287,000	317,149
UnitedHealth Group, Inc.
5.375%, 3/15/16		200,000	205,827
5.800%, 3/15/36		400,000	358,497
USB Capital IX
6.189%, 10/29/49 (l)		275,000	221,031
Valero Energy Corp.
6.875%, 4/15/12		200,000	218,376
6.625%, 6/15/37		300,000	281,500
Verizon Communications, Inc.
6.875%, 6/15/12		200,000	221,425
7.375%, 9/1/12		300,000	338,165
4.375%, 6/1/13		200,000	209,866
4.900%, 9/15/15		300,000	318,419
7.750%, 12/1/30		900,000	1,057,301
5.850%, 9/15/35		100,000	97,513
7.350%, 4/1/39		100,000	116,011
Viacom, Inc.
6.250%, 4/30/16		300,000	326,964
6.875%, 4/30/36		100,000	108,131
Virginia Electric & Power Co.
Series A 5.400%, 1/15/16		100,000	105,550
5.950%, 9/15/17		700,000	758,556
Wachovia Bank Commercial Mortgage Trust
Series 2004-C11 A5 5.215%, 1/15/41 (l)		3,500,000	3,422,462
Series 2007-C32 A2 5.735%, 6/15/49 (l)		2,375,000	2,380,698
Series 2007-C33 A4 5.902%, 2/15/51 (l)		1,130,000	992,387
Wachovia Bank N.A.
5.600%, 3/15/16		400,000	409,152
6.600%, 1/15/38		800,000	844,383
Wachovia Capital Trust III
5.800%, 3/29/49 (l)		525,000	401,625
Wachovia Corp.
5.300%, 10/15/11		800,000	849,216
4.875%, 2/15/14		100,000	101,701
5.500%, 8/1/35		300,000	264,799
Wal-Mart Stores, Inc.
4.125%, 2/15/11		200,000	207,169
5.000%, 4/5/12		1,000,000	1,075,734
4.750%, 1/29/13	GBP	255,000	433,730

	Principal Amount	Value (Note 1)

7.550%, 2/15/30	$100,000	$123,906
5.250%, 9/1/35	400,000	393,328
Walt Disney Co.
6.375%, 3/1/12	100,000	109,231
Waste Management, Inc.
6.375%, 11/15/12	100,000	110,011
7.375%, 3/11/19	283,000	326,559
7.000%, 7/15/28	100,000	107,701
WellPoint, Inc.
5.250%, 1/15/16	200,000	201,884
5.950%, 12/15/34	100,000	94,782
Wells Fargo & Co.
5.125%, 9/15/16	100,000	99,775
5.375%, 2/7/35	200,000	185,050
Wells Fargo Bank N.A.
5.950%, 8/26/36	400,000	390,413
Wells Fargo Capital X
5.950%, 12/15/36	525,000	456,750
Wells Fargo Capital XIII
7.700%, 12/29/49 (l)	625,000	606,250
Wyeth
5.500%, 2/1/14	400,000	435,790
5.500%, 2/15/16	200,000	214,973
6.500%, 2/1/34	100,000	110,541
XCEL Energy, Inc.
6.500%, 7/1/36	100,000	105,343
XTO Energy, Inc.
5.300%, 6/30/15	100,000	109,518
5.650%, 4/1/16	100,000	109,293
6.500%, 12/15/18	100,000	114,270
6.375%, 6/15/38	300,000	336,579
Yum! Brands, Inc.
8.875%, 4/15/11	100,000	108,207

Total United States		797,665,787

Total Long Term Debt Securities (97.7%) (Cost $1,161,545,014)		1,177,005,399

SHORT-TERM INVESTMENT:
Time Deposit (6.1%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $74,006,453)	74,006,453	74,006,453

Total Investments Before Securities Sold Short (103.8%) (Cost/Amortized Cost $1,235,551,467)		1,251,011,852

SECURITIES SOLD SHORT:
U.S. Government Agency (-0.8%)
Federal National Mortgage Association
6.000%, 1/25/40 TBA	(8,900,000)	(9,427,047)

Total Securities Sold Short (-0.8%) (Proceeds Received $9,482,672)		(9,427,047)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Value (Note 1)

Total Investments after Securities Sold Short (103.0%) (Cost/Amortized Cost $1,226,068,795)	$1,241,584,805
Other Assets Less Liabilities (-3.0%)	(36,017,751)

Net Assets (100%)	$1,205,567,054

†	Securities (totaling $1,772,083 or 0.2% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2009, the market value of these securities amounted to $13,390,560 or 1.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(e)	Step Bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2009. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.

Glossary:

AUD	— Australian Dollar
CAD	— Canadian Dollar
DKK	— Denmark Krone
EUR	— European Currency Unit
GBP	— British Pound
KRW	— Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
TBA	— Security is subject to delayed delivery.

At December 31, 2009 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Buy Currency vs. Sell Currency	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Buy Value	U.S. $ Sell Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. Canadian Dollar, expiring 2/2/10	7,467	11,880	$10,704,772	$11,359,182	$(654,410)
Japanese Yen vs. Australian Dollar, expiring 1/25/10	1,618,010	19,845	17,374,609	17,788,727	(414,118)
Japanese Yen vs. British Pound, expiring 3/3/10	510,000	3,539	5,477,450	5,713,808	(236,358)
Japanese Yen vs. European Union Euro, expiring 2/1/10	2,230,000	17,263	23,947,209	24,746,993	(799,784)
Japanese Yen vs. European Union Euro, expiring 2/26/10	933,518	7,017	10,025,852	10,058,514	(32,662)
Japanese Yen vs. Mexican Peso, expiring 2/26/10	933,518	141,100	10,025,852	10,720,643	(694,791)
Japanese Yen vs. New Zealand Dollar, expiring 1/14/10	1,652,315	25,315	17,741,934	18,367,805	(625,871)
Japanese Yen vs. U.S. Dollar, expiring 3/1/10	3,435,000	39,628	36,891,912	39,627,604	(2,735,692)
Mexican Peso vs. Japanese Yen, expiring 2/26/10	134,208	933,518	10,196,976	10,025,852	171,124
U.S. Dollar vs. British Pound, expiring 3/3/10	11,442	7,050	11,441,875	11,383,846	58,029

					$(5,964,533)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$4,937,972	$—	$4,937,972
Collateralized debt obligations	—	23,117,172	—	23,117,172
Corporate Bonds
Consumer Discretionary	—	23,777,258	—	23,777,258
Consumer Staples	—	38,993,732	—	38,993,732
Energy	—	22,021,674	—	22,021,674
Financials	—	108,688,890	1,772,083	110,460,973
Government	—	6,605,598	—	6,605,598
Health Care	—	14,394,856	—	14,394,856
Industrials	—	15,359,938	—	15,359,938
Information Technology	—	5,363,067	—	5,363,067
Materials	—	18,217,088	—	18,217,088
Telecommunication Services	—	24,818,232	—	24,818,232
Utilities	—	28,663,485	—	28,663,485
Forward Currency Contracts	—	229,153	—	229,153
Government Securities
Agency ABS	—	1,378,220	—	1,378,220
Foreign Governments	—	215,762,788	—	215,762,788
Municipal Bonds	—	1,880,924	—	1,880,924
Supranational	—	25,432,875	—	25,432,875
U.S. Government Agencies	—	336,864,033	—	336,864,033
U.S. Treasuries	—	258,955,514	—	258,955,514
Short-Term Investments	—	74,006,453	—	74,006,453

Total Assets	$—	$1,249,468,922	$1,772,083	$1,251,241,005

Liabilities:
Forward Currency Contracts	$—	$(6,193,686)	$—	$(6,193,686)
Government Securities
U.S. Government Agencies	—	(9,427,047)	—	(9,427,047)

Total Liabilities	$—	$(15,620,733)	$—	$(15,620,733)

Total	$—	$1,233,848,189	$1,772,083	$1,235,620,272

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Financials
Balance as of 12/31/08	$—
Total gains or losses (realized/unrealized) included in earnings	—
Purchases, sales, issuances, and settlements (net)	—
Transfers in and/or out of Level 3	1,772,083
Balance as of 12/31/09	$1,772,083

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$ (85,690)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	229,153
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$229,153

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(6,193,686)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(6,193,686)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	25,943,975	—	25,943,975
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$25,943,975	$—	$25,943,975

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(45,612,678)	—	(45,612,678)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(45,612,678)	$—	$(45,612,678)

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $51,369,000 during the year ended December 31, 2009.

^ This Portfolio held forward foreign currency contracts to gain an economic hedge against changes in the value of securities held in the Portfolio, that do not qualify for hedge accounting under ASC 815 and also to gain or reduce exposure to the financial markets.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,380,250,617
Long-term U.S. Treasury securities	476,115,370

$1,856,365,987

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,325,406,576
Long-term U.S. Treasury securities	272,824,852

$1,598,231,428

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$30,295,151
Aggregate gross unrealized depreciation	(15,774,442)

Net unrealized appreciation	$14,520,709

Federal income tax cost of investments	$1,236,491,143

The Portfolio has a net capital loss carryforward of $21,139,706 which expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $1,235,551,467)	$1,251,011,852
Cash	4,627,185
Foreign cash (Cost $3,905,655)	3,867,708
Dividends, interest and other receivables	13,069,152
Receivable for securities sold	11,899,589
Receivable from Separate Accounts for Trust shares sold	480,522
Unrealized appreciation of forward foreign currency contracts	229,153
Other assets	4,086

Total assets	1,285,189,247

LIABILITIES
Payable for forward commitments	41,811,656
Payable for securities purchased	20,525,717
Securities sold short, at value (Proceeds received $9,482,672)	9,427,047
Unrealized depreciation of forward foreign currency contracts	6,193,686
Payable to Separate Accounts for Trust shares redeemed	577,017
Investment management fees payable	571,006
Administrative fees payable	164,647
Distribution fees payable - Class IB	106,949
Trustees’ fees payable	1,051
Accrued expenses	243,417

Total liabilities	79,622,193

NET ASSETS	$1,205,567,054

Net assets were comprised of:
Paid in capital	$1,218,298,364
Accumulated undistributed net investment income (loss)	(188,565)
Accumulated undistributed net realized gains (losses) on investments and foreign currency transactions	(22,079,384)
Net unrealized appreciation (depreciation) on investments, securities sold short and foreign currency translations	9,536,639

Net assets	$1,205,567,054

Class IA
Net asset value, offering and redemption price per share, $708,201,887 / 73,324,377 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.66

Class IB
Net asset value, offering and redemption price per share, $497,365,167 / 51,651,521 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.63

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Interest (net of $96,008 foreign withholding tax)	$42,560,831

EXPENSES
Investment management fees	6,285,671
Administrative fees	1,516,393
Distribution fees - Class IB	1,172,038
Custodian fees	337,000
Printing and mailing expenses	287,771
Professional fees	26,886
Trustees’ fees	26,734
Miscellaneous	60,414

Total expenses	9,712,907

NET INVESTMENT INCOME (LOSS)	32,847,924

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(15,403,020)
Foreign currency transactions	(61,927,398)
Securities sold short	(318,492)

Net realized gain (loss)	(77,648,910)

Change in unrealized appreciation (depreciation) on:
Securities	113,187,562
Foreign currency translations	(44,450,859)
Securities sold short	55,625

Net change in unrealized appreciation (depreciation)	68,792,328

NET REALIZED AND UNREALIZED GAIN (LOSS)	(8,856,582)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,991,342

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$32,847,924	$43,045,960
Net realized gain (loss) on investments, securities sold short and foreign currency transactions	(77,648,910)	99,262,834
Net change in unrealized appreciation (depreciation) on investments, securities sold short and foreign currency translations	68,792,328	(107,701,104)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	23,991,342	34,607,690

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(4,582,681)	(90,205,302)
Class IB	(3,767,310)	(84,645,754)

	(8,349,991)	(174,851,056)

Distributions from net realized capital gains
Class IA	(2,108,270)	—
Class IB	(1,733,157)	—

	(3,841,427)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(12,191,418)	(174,851,056)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 23,338,304 and 24,888,311 shares, respectively ]	220,083,614	276,241,530
Capital shares issued in reinvestment of dividends and distributions [ 716,527 and 9,141,429 shares, respectively ]	6,690,951	90,205,302
Capital shares repurchased [ (4,266,960) and (36,606,270) shares, respectively ]	(40,488,976)	(390,435,167)

Total Class IA transactions	186,285,589	(23,988,335)

Class IB
Capital shares sold [ 15,659,510 and 40,970,750 shares, respectively ]	148,335,020	460,480,928
Capital shares issued in reinvestment of dividends and distributions [ 590,192 and 8,597,095 shares, respectively ]	5,500,467	84,645,754
Capital shares repurchased [ (16,196,997) and (19,791,182) shares, respectively ]	(151,210,140)	(215,058,505)

Total Class IB transactions	2,625,347	330,068,177

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	188,910,936	306,079,842

TOTAL INCREASE (DECREASE) IN NET ASSETS	200,710,860	165,836,476
NET ASSETS:
Beginning of year	1,004,856,194	839,019,718

End of year (a)	$1,205,567,054	$1,004,856,194

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(188,565)	$(31,424,831)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	2006	October 3, 2005* to December 31, 2005
Net asset value, beginning of period	$9.56	$10.77	$10.08	$9.77	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.34 (e)	0.44 (e)	0.45 (e)	0.36 (e)	0.05 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.12)	0.32 †	0.52	— #	(0.28)

Total from investment operations	0.22	0.76	0.97	0.36	(0.23)

Less distributions:
Dividends from net investment income	(0.08)	(1.97)	(0.27)	(0.03)	—
Distributions from net realized gains	(0.04)	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.12)	(1.97)	(0.28)	(0.05)	—

Net asset value, end of period	$9.66	$9.56	$10.77	$10.08	$9.77

Total return (b)	2.27%	6.73%	9.54%	3.70%	(2.30)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$708,202	$511,658	$604,149	$272,209	$98
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.80%	0.86%	0.87%	0.90%	0.90%
Before waivers and reimbursements (a)	0.80%	0.86%	0.87%	0.90%	6.98%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	3.58%	4.02%	4.26%	3.67%	2.11%
Before waivers and reimbursements (a)	3.58%	4.02%	4.26%	3.67%	(3.97)%
Portfolio turnover rate	159%	121%	82%	74%	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$—	$—	$—	$0.15

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2009		2008	2007	2006	October 3, 2005* to December 31, 2005
Net asset value, beginning of period	$9.56		$10.76	$10.08	$9.77	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.23	(e)	0.41 (e)	0.42 (e)	0.33 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.04)		0.33 †	0.51	0.01	(0.27)

Total from investment operations	0.19		0.74	0.93	0.34	(0.23)

Less distributions:
Dividends from net investment income	(0.08)		(1.94)	(0.24)	(0.01)	—
Distributions from net realized gains	(0.04)		—	(0.01)	(0.02)	—

Total dividends and distributions	(0.12)		(1.94)	(0.25)	(0.03)	—

Net asset value, end of period	$9.63		$9.56	$10.76	$10.08	$9.77

Total return (b)	1.96%		6.51%	9.26%	3.44%	(2.30)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$497,365		$493,198	$234,871	$96,604	$11,942
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05	%(c)	1.11%	1.12%	1.15%	1.15%
Before waivers and reimbursements (a)	1.05	%(c)	1.11%	1.12%	1.15%	7.23%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	2.50%		3.73%	4.00%	3.29%	1.86%
Before waivers and reimbursements (a)	2.50%		3.73%	4.00%	3.29%	(4.22)%
Portfolio turnover rate	159%		121%	82%	74%	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—		$—	$—	$—	$0.15

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Investment Management, LLC
➢	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	50.23%	10.84%	5.65%	5.68%
Portfolio – IB Shares	50.04	10.60	5.48	5.53
MSCI AC World Index†	34.63	3.10	0.42	N/A
MSCI Emerging Markets Free Index	79.02	15.88	10.11	8.58

*   Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 8/20/97

†  In 2009, the Investment Manager revised the Portfolio’s benchmark index to be the MSCI AC World Index, which more closely reflects the market sectors in which the Portfolio invests.

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 50.23% for the year ended December 31, 2009. The Portfolio’s benchmark, the MSCI AC World Index, returned 34.63% over the same period.

Asset Class Overview

Over the 12 months, emerging markets equities rebounded from an unprecedented collapse in global financial markets and significant declines in economic activity. The asset class, as measured by the MSCI Emerging Markets Free Index, posted a 79.02% return for the year. A healthy banking system across several emerging market countries, strong corporate and government balance sheets, a low interest rate environment, strong current account and fiscal balances, and positive economic momentum from China helped boost commodity prices and equity performance in all regions. The materials, energy, technology and consumer discretionary sectors led the emerging markets recovery. On a regional basis, Latin America was the top performer, outperforming the MSCI Emerging Markets Free Index, followed by Asia and the Europe, Middle East and Africa (EMEA) region, both of which underperformed the Index.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	An overweight allocation to Indonesia and stock selection in the country contributed positively to relative performance.

•	Underweight allocations to Malaysia and Morocco relative to the benchmark also benefited performance.

•	Stock selection in South Africa, Russia and Turkey were positive contributors to relative performance.

•	An overweight to the Consumer Discretionary sector helped performance.

What hurt performance during the year:

•	An overweight allocation to Poland and stock selection in the country detracted from relative performance.

•	Underweight allocations to Brazil and Taiwan hurt performance relative to the benchmark.

•	Stock selection in India was detrimental to relative returns.

•	Underweight allocations to the Energy and Materials sectors also dampened relative performance.

Portfolio Positioning and Outlook

Extremely high correlations are a symptom of a global boom-bust environment. Correlations between different economies and various financial asset classes that peaked at the height of the financial turmoil in the autumn of 2008 have fallen. We believe differentiation among markets based on local factors may matter once more.

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/09	% of Net Assets
Financials	21.0%
Information Technology	12.6
Consumer Staples	10.4
Energy	9.9
Consumer Discretionary	8.8
Health Care	8.6
Industrials	8.5
Materials	6.4
Telecommunication Services	5.5
Utilities	4.4
Exchange Traded Funds	0.3
Cash and Other	3.6

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,237.10	$4.74
Hypothetical (5% average return before expenses)	1,000.00	1,020.97	4.28
Class IB
Actual	1,000.00	1,236.00	6.14
Hypothetical (5% average return before expenses)	1,000.00	1,019.71	5.55

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.84% and 1.09% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (3.1%)
AGL Energy Ltd.	35,679	$448,806
Alumina Ltd.*	194,838	319,941
Amcor Ltd.	97,363	542,410
AMP Ltd.	180,559	1,087,451
Aristocrat Leisure Ltd.	45,653	162,956
Arrow Energy Ltd.*	55,178	204,260
Asciano Group*	267,490	431,854
ASX Ltd.	15,692	488,724
Australia & New Zealand Banking Group Ltd.	220,139	4,478,905
Bendigo and Adelaide Bank Ltd.	35,871	314,473
BGP Holdings plc*(b)†	796,081	—
BHP Billiton Ltd.	296,412	11,350,735
Billabong International Ltd.	22,674	220,437
BlueScope Steel Ltd.	174,994	482,881
Boral Ltd.	58,560	309,450
Brambles Ltd.	127,626	773,135
Caltex Australia Ltd.*	16,337	135,566
CFS Retail Property Trust (REIT)	186,237	315,413
Coca-Cola Amatil Ltd.	42,959	442,683
Cochlear Ltd.	4,146	256,012
Commonwealth Bank of Australia	134,129	6,540,423
Computershare Ltd.	43,112	439,603
Crown Ltd.	36,016	257,858
CSL Ltd.	54,833	1,595,205
CSR Ltd.	118,354	190,362
Dexus Property Group (REIT)	383,199	289,352
Energy Resources of Australia Ltd.	7,710	164,896
Fairfax Media Ltd.	167,864	258,921
Fortescue Metals Group Ltd.*	106,578	419,727
Foster’s Group Ltd.	168,940	831,328
Goodman Fielder Ltd.	116,036	168,900
Goodman Group (REIT)	457,980	257,734
GPT Group (REIT)	796,081	427,539
Harvey Norman Holdings Ltd.	49,813	187,046
Incitec Pivot Ltd.	154,001	488,043
Insurance Australia Group Ltd.	183,716	658,054
Leighton Holdings Ltd.	13,988	472,637
Lend Lease Corp., Ltd.	34,677	315,992
Macquarie Group Ltd.	28,715	1,229,388
Macquarie Infrastructure Group	203,013	241,925
MAp Group	62,178	167,890
Metcash Ltd.	54,958	219,975
Mirvac Group (REIT)	220,369	306,574
National Australia Bank Ltd.	184,479	4,488,964
Newcrest Mining Ltd.	44,220	1,385,890
Nufarm Ltd.	19,422	189,748
OneSteel Ltd.	129,826	386,218
Orica Ltd.	33,882	785,339
Origin Energy Ltd.	75,742	1,137,100
OZ Minerals Ltd.*	281,517	294,368
Paladin Energy Ltd.*	53,594	198,899
Qantas Airways Ltd.	115,003	305,651
QBE Insurance Group Ltd.	91,883	2,097,186
Rio Tinto Ltd.	39,261	2,597,734

	Number of Shares	Value (Note 1)

Santos Ltd.	70,818	$891,735
Sims Metal Management Ltd.	11,579	226,657
Sonic Healthcare Ltd.	34,341	472,955
SP AusNet	190,940	156,376
Stockland Corp., Ltd. (REIT)	211,153	742,029
Suncorp-Metway Ltd.	119,802	925,073
TABCORP Holdings Ltd.	55,636	344,998
Tatts Group Ltd.	86,000	187,603
Telstra Corp., Ltd.	391,465	1,199,672
Toll Holdings Ltd.	63,098	491,712
Transurban Group	91,068	451,130
Wesfarmers Ltd.	90,946	2,528,545
Wesfarmers Ltd. (PPS)	11,930	331,688
Westfield Group (REIT)	185,543	2,069,228
Westpac Banking Corp.	262,360	5,905,518
Woodside Petroleum Ltd.	43,459	1,826,564
Woolworths Ltd.	111,382	2,789,914
WorleyParsons Ltd.	14,415	373,414

		74,677,372

Austria (0.1%)
Erste Group Bank AG	16,923	627,286
Immoeast AG*	32,436	177,821
OMV AG	14,541	636,773
Raiffeisen International Bank Holding AG	4,265	241,406
Telekom Austria AG	28,020	400,058
Verbund – Oesterreichische Elektrizitaetswirtschafts AG, Class A	6,037	255,951
Vienna Insurance Group	3,613	185,524
Voestalpine AG	11,572	421,971

		2,946,790

Belgium (0.4%)
Anheuser-Busch InBev N.V.	61,681	3,186,694
Belgacom S.A.	13,536	488,242
Cie Nationale a Portefeuille	2,506	133,645
Colruyt S.A.	1,329	320,437
Delhaize Group S.A.	9,377	718,210
Dexia S.A.*	47,677	299,913
Fortis*	203,983	755,728
Groupe Bruxelles Lambert S.A.	7,328	689,634
KBC Groep N.V.*	15,217	658,987
Mobistar S.A.	3,392	231,963
Solvay S.A.	5,709	615,468
UCB S.A.	8,215	344,012
Umicore	11,953	398,034

		8,840,967

Bermuda (0.1%)
Nabors Industries Ltd.*	29,171	638,553
Seadrill Ltd.	26,898	681,337
XL Capital Ltd., Class A	31,715	581,336

		1,901,226

Brazil (2.7%)
Banco Bradesco S.A. (Preference)	59,300	1,283,395
Banco Bradesco S.A. (ADR)	163,500	3,575,745

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

BM&F Bovespa S.A.	258,500	$1,796,537
BRF – Brasil Foods S.A.	206,927	5,415,521
Cia de Bebidas das Americas (Preference) (ADR)	48,000	4,852,320
Cielo S.A.	438,800	3,824,411
Itau Unibanco Holding S.A.	114,676	2,595,187
Itau Unibanco Holding S.A. (Preference) (ADR)	348,584	7,961,659
Lojas Arapua S.A. (Preference)*(b)†	1,248,000	—
MRV Engenharia e Participacoes S.A.	349,800	2,792,331
NET Servicos de Comunicacao S.A. (Preference)*	184,808	2,518,775
PDG Realty S.A. Empreendimentos e Participacoes	248,100	2,434,616
Petroleo Brasileiro S.A. (Preference)	327,542	6,943,522
Petroleo Brasileiro S.A. (Preference) (ADR), Class A	21,700	919,863
Petroleo Brasileiro S.A. (ADR)	56,000	2,670,080
Ultrapar Participacoes S.A. (Preference)	44,800	2,086,818
Vale S.A. (Preference), Class A	21,356	528,885
Vale S.A. (ADR)	459,285	11,399,454
Vivo Participacoes S.A.(Preference) (ADR)	87,900	2,724,900

		66,324,019

Cayman Islands (0.1%)
Sany Heavy Equipment International Holdings Co., Ltd.*	1,090,000	1,379,124

China (2.4%)
Bank of China Ltd., Class H	5,901,900	3,159,938
China Citic Bank, Class H	4,081,000	3,452,450
China Communications Services Corp., Ltd., Class H	272,000	133,027
China Construction Bank Corp., Class H	11,996,000	10,210,785
China Dongxiang Group Co.	1,426,600	1,095,840
China Life Insurance Co., Ltd., Class H	1,367,000	6,689,185
China Longyuan Power Group Corp., Class H*^	660,000	854,644
China Oilfield Services Ltd., Class H	1,506,000	1,786,638
China Pacific Insurance Group Co. Ltd., Class H*	645,000	2,570,550
China Petroleum & Chemical Corp., Class H, Class H	7,288,000	6,435,002
China Zhongwang Holdings Ltd.*^	2,866,800	2,287,022
Dongfeng Motor Group Co., Ltd., Class H	2,861,000	4,072,257
Foxconn International Holdings Ltd.*	141,000	162,322
Industrial & Commercial Bank of China Ltd., Class H	7,306,000	5,995,713

	Number of Shares	Value (Note 1)

PetroChina Co., Ltd., Class H	3,172,000	$3,779,100
Ping An Insurance Group Co. of China Ltd., Class H	439,000	3,807,218
Tsingtao Brewery Co., Ltd., Class H	210,000	1,159,377
Want Want China Holdings Ltd.	1,507,000	1,051,063

		58,702,131

Cyprus (0.0%)
Bank of Cyprus PCL	53,142	370,424

Czech Republic (0.3%)
CEZ A/S	25,652	1,203,350
Komercni Banka A/S	21,687	4,623,071
Telefonica O2 Czech Republic A/S	63,656	1,447,152

		7,273,573

Denmark (0.3%)
A. P. Moller – Maersk A/S, Class A	41	276,392
A. P. Moller – Maersk A/S, Class B	113	790,177
Carlsberg A/S, Class B	9,943	733,760
Coloplast A/S, Class B	1,506	136,872
Danske Bank A/S*	42,328	963,765
DSV A/S*	20,093	360,477
H. Lundbeck A/S	6,400	116,489
Novo Nordisk A/S, Class B	39,975	2,557,713
Novozymes A/S, Class B	4,303	446,177
Topdanmark A/S*	1,373	185,909
TrygVesta A/S	2,279	150,439
Vestas Wind Systems A/S*	18,558	1,135,512
William Demant Holding A/S*	1,548	116,649

		7,970,331

Egypt (0.3%)
Commercial International Bank	384,230	3,830,282
Orascom Construction Industries S.A.E.	26,464	1,198,072
Orascom Construction Industries S.A.E. (GDR)	9,833	457,235
Telecom Egypt	504,934	1,664,837

		7,150,426

Finland (0.4%)
Elisa Oyj	12,539	286,460
Fortum Oyj	40,837	1,106,316
Kesko Oyj, Class B	4,663	153,798
Kone Oyj, Class B	13,064	558,357
Metso Oyj	12,798	449,967
Neste Oil Oyj	11,464	203,313
Nokia Oyj	321,486	4,127,186
Nokian Renkaat Oyj	10,610	257,432
Orion Oyj, Class B	5,670	122,089
Outokumpu Oyj	11,553	217,235
Pohjola Bank plc	13,409	145,106
Rautaruukki Oyj	8,313	190,871
Sampo Oyj, Class A	39,439	957,169
Sanoma Oyj	4,459	100,064

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Stora Enso Oyj, Class R*	56,973	$399,350
UPM-Kymmene Oyj	49,913	593,610
Wartsila Oyj	8,214	328,348

		10,196,671

France (3.8%)
Accor S.A.	14,131	767,650
Aeroports de Paris S.A.	2,942	236,646
Air France-KLM*	15,576	242,857
Air Liquide S.A.	21,212	2,503,937
Alcatel-Lucent*	220,127	737,240
Alstom S.A.	16,855	1,171,060
Atos Origin S.A.*	5,017	228,430
AXA S.A.	143,657	3,397,523
BioMerieux	1,334	155,164
BNP Paribas S.A.	81,350	6,419,623
Bouygues S.A.	19,284	1,005,691
Bureau Veritas S.A.	4,509	233,567
Cap Gemini S.A.	14,291	647,318
Carrefour S.A.	53,990	2,595,809
Casino Guichard Perrachon S.A.	5,734	513,881
Christian Dior S.A.	6,359	653,586
Cie de Saint-Gobain S.A.	32,239	1,730,514
Cie Generale de Geophysique-Veritas*	14,763	314,875
Cie Generale d’Optique Essilor International S.A.	19,146	1,139,832
CNP Assurances S.A.	3,943	381,755
Compagnie Generale des Etablissements Michelin, Class B	13,844	1,061,909
Credit Agricole S.A.	77,576	1,352,433
Danone S.A.	46,528	2,833,522
Dassault Systemes S.A.	6,971	396,785
EDF S.A.	20,604	1,226,050
Eiffage S.A.	4,086	230,855
Eramet S.A.	365	113,667
Eurazeo S.A.	3,169	221,141
Eutelsat Communications S.A.	9,165	294,047
Fonciere Des Regions (REIT)	2,590	264,877
France Telecom S.A.	157,886	3,942,005
GDF Suez S.A.	106,132	4,604,405
Gecina S.A. (REIT)	1,777	192,336
Hermes International S.A.	4,932	656,038
ICADE (REIT)	1,842	175,180
Iliad S.A.	1,512	180,130
Imerys S.A.	3,667	218,099
Ipsen S.A.	2,443	135,702
J.C. Decaux S.A.*	7,930	192,266
Klepierre S.A. (REIT)	9,239	375,837
Lafarge S.A.	17,528	1,441,441
Lagardere S.C.A.	12,048	486,145
Legrand S.A.	9,555	266,439
L’Oreal S.A.	20,267	2,250,142
LVMH Moet Hennessy Louis Vuitton S.A.	20,688	2,322,894
M6-Metropole Television	6,185	158,247
Natixis S.A.*	72,437	360,594
Neopost S.A.	3,404	281,242
PagesJaunes Groupe S.A.	16,113	179,378
Pernod-Ricard S.A.	17,995	1,544,606

	Number of Shares	Value (Note 1)

Peugeot S.A.*	14,998	$502,444
PPR S.A.	6,525	781,883
Publicis Groupe S.A.	11,889	482,300
Renault S.A.*	15,975	813,462
Safran S.A.	19,726	383,758
Sanofi-Aventis S.A.	90,502	7,094,155
Schneider Electric S.A.	19,855	2,300,239
SCOR SE	16,895	422,003
Societe BIC S.A.	2,544	176,075
Societe Des Autoroutes Paris-Rhin-Rhone*	2,156	165,149
Societe Generale S.A.	53,259	3,685,121
Societe Television Francaise 1 S.A.	13,512	249,525
Sodexo S.A.	9,514	543,394
Suez Environnement Co. S.A.	27,119	626,496
Technip S.A.	10,069	705,572
Thales S.A.	9,321	477,660
Total S.A.	181,864	11,654,128
Unibail-Rodamco S.A. (REIT)	7,795	1,715,977
Vallourec S.A.	4,927	896,151
Veolia Environnement	34,460	1,133,116
Vinci S.A.	36,748	2,058,258
Vivendi S.A.	104,087	3,072,824

		92,975,060

Germany (2.9%)
Adidas AG	18,270	986,428
Allianz SE (Registered)	39,434	4,908,463
BASF SE	80,564	4,997,100
Bayer AG	71,028	5,676,921
Bayerische Motoren Werke (BMW) AG (Preference)	3,068	100,914
Bayerische Motoren Werke (BMW) AG	31,224	1,419,492
Beiersdorf AG	7,195	472,867
Celesio AG	6,043	153,535
Commerzbank AG*	65,964	553,059
Daimler AG	79,309	4,237,242
Deutsche Bank AG (Registered)	51,133	3,603,994
Deutsche Boerse AG	17,462	1,451,814
Deutsche Lufthansa AG (Registered)	23,075	387,395
Deutsche Post AG (Registered)	77,354	1,488,385
Deutsche Postbank AG*	6,935	226,608
Deutsche Telekom AG (Registered)	249,097	3,678,915
E.ON AG	165,822	6,922,682
Fraport AG	2,367	123,117
Fresenius Medical Care AG & Co. KGaA	18,509	980,018
Fresenius SE	1,577	98,166
Fresenius SE (Preference)	6,515	465,608
GEA Group AG	14,442	321,535
Hannover Rueckversicherung AG (Registered)*	5,547	260,373
HeidelbergCement AG	12,800	880,457
Henkel AG & Co. KGaA	10,526	470,084
Henkel AG & Co. KGaA (Preference)	15,125	787,447

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Hochtief AG	3,881	$296,583
Infineon Technologies AG*	94,024	519,066
K+S AG	16,405	943,013
Linde AG	13,347	1,606,512
MAN SE	9,903	771,277
Merck KGaA	6,432	601,191
Metro AG	9,931	605,327
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	17,549	2,735,661
Porsche Automobil Holding SE (Preference)	7,963	500,154
Puma AG Rudolf Dassler Sport	363	120,221
RWE AG	36,928	3,588,573
RWE AG (Non-Voting) (Preference)	2,823	251,875
Salzgitter AG	3,548	346,817
SAP AG	75,441	3,558,096
Siemens AG (Registered)	71,665	6,573,325
Solarworld AG	7,684	168,385
Suedzucker AG	3,957	82,156
ThyssenKrupp AG	31,670	1,192,754
TUI AG*	17,275	144,107
United Internet AG*	8,501	112,421
Volkswagen AG	3,575	395,467
Volkswagen AG (Preference)	9,147	859,815
Wacker Chemie AG	1,113	194,120

		71,819,535

Greece (0.2%)
Alpha Bank AE*	46,478	537,701
Coca Cola Hellenic Bottling Co. S.A.	14,389	327,809
EFG Eurobank Ergasias S.A.*	26,384	292,611
Hellenic Petroleum S.A.	7,176	79,744
Hellenic Telecommunications Organization S.A.	23,801	348,481
Marfin Investment Group S.A.*	50,505	143,647
National Bank of Greece S.A.*	55,667	1,419,457
OPAP S.A.	21,101	461,946
Piraeus Bank S.A.*	27,917	318,542
Public Power Corp. S.A.*	10,934	201,808
Titan Cement Co. S.A.	5,317	154,016

		4,285,762

Hong Kong (2.0%)
ASM Pacific Technology Ltd.	13,000	122,192
Bank of East Asia Ltd.	120,800	474,297
Beijing Enterprises Holdings Ltd.	418,500	3,008,952
Belle International Holdings Ltd.	2,006,000	2,317,211
BOC Hong Kong Holdings Ltd.	335,500	754,556
Cathay Pacific Airways Ltd.*	77,000	142,685
Cheung Kong Holdings Ltd.	126,000	1,615,788
Cheung Kong Infrastructure Holdings Ltd.	28,000	106,275
China Mobile Ltd.	522,000	4,865,622
China Resources Land Ltd.	520,000	1,170,545
China Resources Power Holdings Co., Ltd.	1,412,200	2,794,153
Chinese Estates Holdings Ltd.	55,500	94,507

	Number of Shares	Value (Note 1)

CLP Holdings Ltd.	186,000	$1,256,790
Esprit Holdings Ltd.	106,600	701,587
Fushan International Energy Group Ltd.	2,470,000	2,379,964
Genting Singapore plc*	480,958	440,482
GOME Electrical Appliances Holdings Ltd.*	16,741,359	6,002,559
Hang Lung Group Ltd.	64,000	316,615
Hang Lung Properties Ltd.	184,000	718,881
Hang Seng Bank Ltd.	66,700	981,252
Henderson Land Development Co., Ltd.	103,000	767,460
Hengan International Group Co., Ltd.	149,000	1,102,882
Hong Kong & China Gas Co., Ltd.	345,000	860,479
Hong Kong Aircraft Engineering Co., Ltd.	3,600	46,640
Hong Kong Exchanges and Clearing Ltd.	94,300	1,678,766
HongKong Electric Holdings Ltd.	123,000	668,318
Hopewell Holdings Ltd.	55,000	177,197
Hutchison Whampoa Ltd.	193,000	1,319,874
Hysan Development Co., Ltd.	55,000	155,736
Kerry Properties Ltd.	62,500	315,581
Li & Fung Ltd.	208,000	856,020
Lifestyle International Holdings Ltd.	30,500	56,571
Link REIT (REIT)	192,500	489,866
Mongolia Energy Co., Ltd.*	229,210	116,325
MTR Corp.	117,500	403,652
New World Development Ltd.	205,000	418,396
Noble Group Ltd.	146,000	334,501
NWS Holdings Ltd.	59,000	108,503
Orient Overseas International Ltd.	21,500	99,796
PCCW Ltd.	562,000	135,272
Shanghai Industrial Holdings Ltd.^	898,000	4,556,606
Shangri-La Asia Ltd.	96,000	179,567
Sino Land Co., Ltd.	162,000	312,751
Sun Hung Kai Properties Ltd.	131,000	1,943,836
Swire Pacific Ltd., Class A	72,500	874,011
Television Broadcasts Ltd.	24,000	115,160
Wharf Holdings Ltd.	132,000	754,788
Wheelock & Co., Ltd.	65,000	197,788
Wing Hang Bank Ltd.	16,500	153,320
Yue Yuen Industrial Holdings Ltd.	44,500	128,522

		49,593,097

Hungary (0.3%)
MOL Hungarian Oil and Gas Nyrt.*	32,075	2,861,279
OTP Bank plc*	66,841	1,895,770
Richter Gedeon Nyrt.	13,489	3,053,456

		7,810,505

India (2.0%)
Asian Paints Ltd.	39,431	1,516,436
Bharat Heavy Electricals Ltd.	50,961	2,620,432

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Colgate-Palmolive India Ltd.	76,356	$1,080,580
Deccan Chronicle Holdings Ltd.	294,700	1,041,764
Dr. Reddy’s Laboratories Ltd.	64,762	1,589,154
Glenmark Pharmaceuticals Ltd.	315,966	1,869,590
Godrej Consumer Products Ltd.	192,300	1,076,651
GVK Power & Infrastructure Ltd.*	1,354,972	1,343,427
HDFC Bank Ltd.	169,685	6,173,620
Hero Honda Motors Ltd.	91,767	3,365,645
Hindalco Industries Ltd.	520,211	1,774,397
Hindustan Construction Co.	555,200	1,731,975
Hindustan Petroleum Corp. Ltd.	146,580	1,230,402
Hindustan Unilever Ltd.	215,403	1,218,406
IndusInd Bank Ltd.	552,000	1,697,189
Infosys Technologies Ltd.	153,468	8,540,788
ITC Ltd.	208,555	1,116,701
Jaiprakash Associates Ltd.	793,581	2,481,281
KSK Energy Ventures Ltd.*	341,500	1,469,408
Marico Ltd.	485,000	1,074,724
Nestle India Ltd.	18,056	989,955
Tata Motors Ltd.	123,283	2,084,273
Wipro Ltd.	130,908	1,906,375
Yes Bank Ltd.*	33,900	192,279

		49,185,452

Indonesia (0.7%)
PT Astra International Tbk	834,900	3,066,923
PT Bank Central Asia Tbk	6,006,500	3,088,044
PT Bank Rakyat Indonesia	2,613,000	2,111,356
PT Bumi Resources Tbk	6,088,500	1,572,158
PT Indocement Tunggal Prakarsa Tbk	918,500	1,339,991
PT Indofood Sukses Makmur Tbk	5,068,000	1,900,505
PT Perusahaan Gas Negara	4,276,500	1,766,187
PT Telekomunikasi Indonesia Tbk	2,214,500	2,215,957

		17,061,121

Ireland (0.2%)
CRH plc	62,154	1,683,607
Elan Corp. plc*	41,091	257,188
Experian plc	93,429	923,604
Kerry Group plc, Class A	14,108	415,848
Shire plc	49,192	961,987

		4,242,234

Israel (0.1%)
Check Point Software Technologies Ltd.*	66,489	2,252,647

Italy (1.2%)
A2A S.p.A.	81,153	169,862
Assicurazioni Generali S.p.A.	100,326	2,689,852
Atlantia S.p.A.	24,946	648,450
Autogrill S.p.A.*	4,409	55,453
Banca Carige S.p.A.	50,945	135,578
Banca Monte dei Paschi di Siena S.p.A.	195,453	342,223
Banca Popolare Societa Cooperativa	35,575	252,371

	Number of Shares	Value (Note 1)

Banco Popolare S.c.a.r.l.*	60,274	$451,166
Enel S.p.A.	562,926	3,268,862
ENI S.p.A.	224,375	5,712,383
Exor S.p.A.	3,985	77,064
Fiat S.p.A.*	71,587	1,041,863
Finmeccanica S.p.A.	38,832	619,305
Fondiaria-Sai S.p.A.	8,253	130,471
Intesa Sanpaolo S.p.A.*	741,646	3,246,756
Italcementi S.p.A.	2,927	39,979
Luxottica Group S.p.A.	12,478	323,239
Mediaset S.p.A.	71,065	580,661
Mediobanca S.p.A.*	46,291	549,241
Mediolanum S.p.A.	21,400	132,881
Parmalat S.p.A.	163,601	458,425
Pirelli & C S.p.A.*	327,216	195,331
Prysmian S.p.A.	6,882	120,467
Saipem S.p.A.	24,902	855,453
Snam Rete Gas S.p.A.	141,622	704,243
Telecom Italia S.p.A.	883,063	1,369,575
Telecom Italia S.p.A. (RNC)	503,963	556,194
Terna Rete Elettrica Nazionale S.p.A.	118,528	510,001
UniCredit S.p.A.*	1,237,182	4,115,338
Unione di Banche Italiane S.c.p.A.	53,222	762,368
Unipol Gruppo Finanziario S.p.A.*	72,036	98,342

		30,213,397

Japan (7.6%)
77 Bank Ltd.	39,000	206,389
ABC-Mart, Inc.	2,500	69,474
Acom Co., Ltd.	3,070	46,568
Advantest Corp.	16,200	420,897
Aeon Co., Ltd.	57,700	466,543
Aeon Credit Service Co., Ltd.	7,200	69,181
Aeon Mall Co., Ltd.	5,400	104,497
Aioi Insurance Co., Ltd.	44,000	210,366
Air Water, Inc.	8,000	94,193
Aisin Seiki Co., Ltd.	18,200	520,184
Ajinomoto Co., Inc.	59,000	555,448
Alfresa Holdings Corp.	2,300	91,060
All Nippon Airways Co., Ltd.	89,000	241,237
Amada Co., Ltd.	25,000	155,153
Aozora Bank Ltd.*	68,000	71,856
Asahi Breweries Ltd.	37,800	693,217
Asahi Glass Co., Ltd.	96,000	899,313
Asahi Kasei Corp.	112,000	559,666
Asics Corp.	15,000	134,299
Astellas Pharma, Inc.	41,600	1,549,545
Bank of Kyoto Ltd.	30,000	242,101
Bank of Yokohama Ltd.	101,000	457,394
Benesse Holdings, Inc.	7,900	330,364
Bridgestone Corp.	57,300	1,004,143
Brother Industries Ltd.	16,500	188,497
Canon Marketing Japan, Inc.	5,300	77,832
Canon, Inc.	92,700	3,918,898
Casio Computer Co., Ltd.	22,700	180,476
Central Japan Railway Co.	142	947,255
Chiba Bank Ltd.	61,000	364,025
Chiyoda Corp.	9,000	68,424

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Chubu Electric Power Co., Inc.	61,000	$1,453,677
Chugai Pharmaceutical Co., Ltd.	21,000	391,239
Chugoku Bank Ltd.	12,000	148,001
Chugoku Electric Power Co., Inc.	22,500	429,088
Chuo Mitsui Trust Holdings, Inc.	84,000	280,354
Citizen Holdings Co., Ltd.	21,100	120,047
Coca-Cola West Co., Ltd.	4,800	84,415
Cosmo Oil Co., Ltd.	54,000	113,036
Credit Saison Co., Ltd.	16,500	184,725
Dai Nippon Printing Co., Ltd.	52,000	655,663
Daicel Chemical Industries Ltd.	18,000	105,101
Daido Steel Co., Ltd.	18,000	66,459
Daihatsu Motor Co., Ltd.	13,000	129,377
Daiichi Sankyo Co., Ltd.	62,600	1,309,794
Daikin Industries Ltd.	21,700	846,903
Dainippon Sumitomo Pharma Co., Ltd.	9,400	98,164
Daito Trust Construction Co., Ltd.	7,700	363,100
Daiwa House Industry Co., Ltd.	46,000	492,189
Daiwa Securities Group, Inc.	154,400	774,042
DeNA Co., Ltd.	17	99,953
Denki Kagaku Kogyo KK	45,000	201,238
Denso Corp.	43,800	1,312,695
Dentsu, Inc.	16,706	384,469
Dowa Holdings Co., Ltd.	17,000	94,352
East Japan Railway Co.	30,896	1,949,534
Eisai Co., Ltd.	23,500	861,427
Electric Power Development Co., Ltd.	10,200	289,243
Elpida Memory, Inc.*	13,100	213,680
FamilyMart Co., Ltd.	6,500	191,564
Fanuc Ltd.	17,600	1,636,542
Fast Retailing Co., Ltd.	4,000	746,553
Fuji Electric Holdings Co., Ltd.*	34,000	58,681
Fuji Heavy Industries Ltd.*	45,000	218,384
Fuji Media Holdings, Inc.	11	15,176
Fujifilm Holdings Corp.	43,100	1,287,606
Fujitsu Ltd.	168,000	1,080,406
Fukuoka Financial Group, Inc.	69,000	239,444
Furukawa Electric Co., Ltd.	64,000	266,345
GS Yuasa Corp.	37,000	271,546
Gunma Bank Ltd.	44,000	223,420
Hachijuni Bank Ltd.	30,000	174,522
Hakuhodo DY Holdings, Inc.	1,230	59,395
Hankyu Hanshin Holdings, Inc.	96,000	426,201
Hino Motors Ltd.*	12,000	41,591
Hirose Electric Co., Ltd.	2,400	250,149
Hiroshima Bank Ltd.	57,000	218,439
Hisamitsu Pharmaceutical Co., Inc.	4,500	145,189
Hitachi Chemical Co., Ltd.	7,000	140,908
Hitachi Construction Machinery Co., Ltd.	10,700	278,914
Hitachi High-Technologies Corp.	4,000	78,588
Hitachi Ltd.*	390,200	1,195,113
Hitachi Metals Ltd.	17,000	161,876
Hokkaido Electric Power Co., Inc.	14,300	259,508

	Number of Shares	Value (Note 1)

Hokuhoku Financial Group, Inc.	89,000	$181,091
Hokuriku Electric Power Co.	14,300	311,168
Honda Motor Co., Ltd.	144,400	4,882,462
HOYA Corp.	37,800	1,002,107
Ibiden Co., Ltd.	12,200	434,489
Idemitsu Kosan Co., Ltd.	1,500	86,879
IHI Corp.*	93,000	147,417
INPEX Corp.	75	562,911
Isetan Mitsukoshi Holdings Ltd.	27,600	248,714
Isuzu Motors Ltd.*	101,000	188,668
Ito En Ltd.	6,000	89,986
ITOCHU Corp.	142,000	1,044,184
ITOCHU Techno-Solutions Corp.	2,100	56,200
Iyo Bank Ltd.	27,000	218,548
J. Front Retailing Co., Ltd.	35,000	154,212
Jafco Co., Ltd.	2,900	69,706
Japan Airlines Corp.*	58,000	41,716
Japan Petroleum Exploration Co.	1,700	74,636
Japan Prime Realty Investment Corp. (REIT)	54	111,810
Japan Real Estate Investment Corp. (REIT)	34	249,565
Japan Retail Fund Investment Corp. (REIT)	33	147,704
Japan Steel Works Ltd.	32,000	402,394
Japan Tobacco, Inc.	382	1,288,929
JFE Holdings, Inc.	44,600	1,756,346
JGC Corp.	20,000	368,182
Joyo Bank Ltd.	51,000	203,639
JS Group Corp.	19,600	337,227
JSR Corp.	18,600	377,038
JTEKT Corp.	17,000	217,242
Jupiter Telecommunications Co., Ltd.	152	150,589
Kajima Corp.	60,000	120,437
Kamigumi Co., Ltd.	17,000	123,528
Kaneka Corp.	19,000	120,538
Kansai Electric Power Co., Inc.	69,900	1,575,612
Kansai Paint Co., Ltd.	14,000	116,246
Kao Corp.	50,000	1,167,246
Kawasaki Heavy Industries Ltd.	145,000	365,506
Kawasaki Kisen Kaisha Ltd.*	61,000	172,855
KDDI Corp.	268	1,413,266
Keihin Electric Express Railway Co., Ltd.	32,000	234,401
Keio Corp.	43,000	259,058
Keisei Electric Railway Co., Ltd.	17,000	92,900
Keyence Corp.	3,800	783,412
Kikkoman Corp.	11,000	134,386
Kinden Corp.	7,000	58,954
Kintetsu Corp.	144,000	476,858
Kirin Holdings Co., Ltd.	77,000	1,227,546
Kobe Steel Ltd.*	236,000	427,443
Koito Manufacturing Co., Ltd.	6,000	95,587
Komatsu Ltd.	85,800	1,788,760
Konami Corp.	6,800	121,266
Konica Minolta Holdings, Inc.	44,500	456,397
Kubota Corp.	103,000	947,171
Kuraray Co., Ltd.	35,500	415,545
Kurita Water Industries Ltd.	10,500	328,058

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Kyocera Corp.	14,500	$1,278,806
Kyowa Hakko Kirin Co., Ltd.	19,000	199,884
Kyushu Electric Power Co., Inc.	34,600	711,567
Lawson, Inc.	7,000	308,384
Mabuchi Motor Co., Ltd.	1,700	83,581
Makita Corp.	9,300	316,440
Marubeni Corp.	154,000	838,372
Marui Group Co., Ltd.	20,500	125,661
Maruichi Steel Tube Ltd.	1,800	35,957
Matsui Securities Co., Ltd.	6,500	45,198
Mazda Motor Corp.*	137,300	313,923
McDonald’s Holdings Co. Japan Ltd.	7,070	134,924
Medipal Holdings Corp.	9,700	119,768
MEIJI Holdings Co. Ltd.*	6,500	244,509
Minebea Co., Ltd.	24,000	129,834
Mitsubishi Chemical Holdings Corp.	115,000	484,619
Mitsubishi Corp.	109,300	2,717,509
Mitsubishi Electric Corp.*	180,000	1,328,949
Mitsubishi Estate Co., Ltd.	105,000	1,665,454
Mitsubishi Gas Chemical Co., Inc.	26,000	130,578
Mitsubishi Heavy Industries Ltd.	274,000	962,190
Mitsubishi Logistics Corp.	7,000	81,925
Mitsubishi Materials Corp.*	105,000	257,110
Mitsubishi Motors Corp.*	301,000	414,765
Mitsubishi Rayon Co., Ltd.	47,000	188,051
Mitsubishi Tanabe Pharma Corp.	21,000	261,164
Mitsubishi UFJ Financial Group, Inc.	1,099,900	5,385,318
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,110	123,284
Mitsui & Co., Ltd.	151,300	2,141,971
Mitsui Chemicals, Inc.	64,000	164,578
Mitsui Engineering & Shipbuilding Co., Ltd.	50,000	119,581
Mitsui Fudosan Co., Ltd.	77,000	1,293,046
Mitsui Mining & Smelting Co., Ltd.*	55,000	142,341
Mitsui O.S.K. Lines Ltd.	110,000	577,423
Mitsui Sumitomo Insurance Group Holdings, Inc.	36,100	916,202
Mitsumi Electric Co., Ltd.	5,700	100,299
Mizuho Financial Group, Inc.	1,172,307	2,097,633
Mizuho Securities Co., Ltd.	39,000	116,734
Mizuho Trust & Banking Co., Ltd.*	93,000	86,232
Murata Manufacturing Co., Ltd.	19,500	962,832
Namco Bandai Holdings, Inc.	19,000	180,783
NEC Corp.*	203,000	522,905
NGK Insulators Ltd.	24,000	522,217
NGK Spark Plug Co., Ltd.	12,000	135,097
NHK Spring Co., Ltd.	15,000	139,097
Nidec Corp.	10,000	919,501
Nikon Corp.	31,000	611,402
Nintendo Co., Ltd.	8,600	2,038,770
Nippon Building Fund, Inc. (REIT)	47	356,077
Nippon Electric Glass Co., Ltd.	33,000	450,182

	Number of Shares	Value (Note 1)

Nippon Express Co., Ltd.	63,000	$257,684
Nippon Meat Packers, Inc.	20,000	229,797
Nippon Mining Holdings, Inc.	70,000	299,688
Nippon Oil Corp.	115,000	532,427
Nippon Paper Group, Inc.	8,500	216,924
Nippon Sheet Glass Co., Ltd.	58,000	165,908
Nippon Steel Corp.	467,000	1,888,046
Nippon Telegraph & Telephone Corp.	43,954	1,728,932
Nippon Yusen KK	143,000	437,528
Nipponkoa Insurance Co., Ltd.	60,000	339,361
Nishi-Nippon City Bank Ltd.	62,000	151,456
Nissan Chemical Industries Ltd.	9,000	128,163
Nissan Motor Co., Ltd.*	214,000	1,870,360
Nissay Dowa General Insurance Co., Ltd.	17,000	81,014
Nissha Printing Co., Ltd.	1,600	78,696
Nisshin Seifun Group, Inc.	12,500	167,892
Nisshin Steel Co., Ltd.	46,000	81,342
Nisshinbo Holdings, Inc.	14,000	128,181
Nissin Food Holdings Co., Ltd.	5,800	188,970
Nitori Co., Ltd.	3,900	290,192
Nitto Denko Corp.	16,000	570,172
NOK Corp.	6,800	93,842
Nomura Holdings, Inc.	308,300	2,272,038
Nomura Real Estate Holdings, Inc.	6,700	98,927
Nomura Real Estate Office Fund, Inc. (REIT)	19	102,992
Nomura Research Institute Ltd.	7,400	144,945
NSK Ltd.	44,000	322,931
NTN Corp.	25,000	112,299
NTT Data Corp.	116	358,223
NTT DoCoMo, Inc.	1,319	1,837,394
NTT Urban Development Corp.	67	44,424
Obayashi Corp.	57,000	193,987
Obic Co., Ltd.	340	55,467
Odakyu Electric Railway Co., Ltd.	57,000	436,799
OJI Paper Co., Ltd.	78,000	324,892
Olympus Corp.	21,000	674,761
Omron Corp.	14,800	264,018
Ono Pharmaceutical Co., Ltd.	7,200	307,641
Oracle Corp. Japan	2,200	91,140
Oriental Land Co., Ltd.	5,200	341,441
ORIX Corp.	9,880	671,895
Osaka Gas Co., Ltd.	187,000	630,029
Otsuka Corp.	1,600	79,323
Panasonic Corp.	169,800	2,428,239
Panasonic Electric Works Co., Ltd	29,000	348,630
Rakuten, Inc.	711	540,432
Resona Holdings, Inc.	44,400	448,344
Ricoh Co., Ltd.	61,000	860,347
Rinnai Corp.	3,800	182,760
Rohm Co., Ltd.	9,100	590,940
Sankyo Co., Ltd.	5,300	264,015
Santen Pharmaceutical Co., Ltd.	4,800	153,479
Sanyo Electric Co., Ltd.*	163,000	299,237
Sapporo Hokuyo Holdings, Inc.	41,087	148,635
Sapporo Holdings Ltd.	15,000	81,702

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

SBI Holdings, Inc.	1,591	$282,773
Secom Co., Ltd.	20,000	945,999
Sega Sammy Holdings, Inc.	13,700	163,278
Seiko Epson Corp.	9,900	158,840
Sekisui Chemical Co., Ltd.	30,000	185,493
Sekisui House Ltd.	51,000	457,430
Senshu Ikeda Holdings, Inc.*	26,411	96,059
Seven & I Holdings Co., Ltd.	70,500	1,430,945
Seven Bank Ltd.	53	105,265
Sharp Corp.	93,000	1,170,233
Shikoku Electric Power Co., Inc.	14,600	376,597
Shimadzu Corp.	15,000	99,445
Shimamura Co., Ltd.	1,500	142,695
Shimano, Inc.	5,000	200,120
Shimizu Corp.	54,000	193,580
Shin-Etsu Chemical Co., Ltd.	35,700	2,012,249
Shinko Electric Industries Co., Ltd.	4,000	57,648
Shinsei Bank Ltd.*	102,000	110,543
Shionogi & Co., Ltd.	28,000	605,543
Shiseido Co., Ltd.	34,000	651,667
Shizuoka Bank Ltd.	49,000	424,635
Showa Denko KK	134,000	267,233
Showa Shell Sekiyu KK	11,600	94,381
SMC Corp.	5,100	576,446
Softbank Corp.	65,300	1,526,245
Sojitz Corp.	110,100	206,820
Sompo Japan Insurance, Inc.	78,000	496,381
Sony Corp.	86,800	2,516,026
Sony Financial Holdings, Inc.	84	219,080
Square Enix Holdings Co., Ltd.	6,700	140,552
Stanley Electric Co., Ltd.	11,500	231,263
Sumco Corp.	12,400	218,105
Sumitomo Chemical Co., Ltd.	145,000	632,875
Sumitomo Corp.	101,400	1,020,598
Sumitomo Electric Industries Ltd.	67,900	841,603
Sumitomo Heavy Industries Ltd.*	54,000	272,549
Sumitomo Metal Industries Ltd.	306,000	815,818
Sumitomo Metal Mining Co., Ltd.	49,000	722,331
Sumitomo Mitsui Financial Group, Inc.	81,854	2,333,625
Sumitomo Realty & Development Co., Ltd.	35,000	656,442
Sumitomo Rubber Industries Ltd.	10,600	91,247
Sumitomo Trust & Banking Co., Ltd.	124,000	602,816
Suruga Bank Ltd.	24,000	208,176
Suzuken Co., Ltd.	4,800	157,184
Suzuki Motor Corp.	32,300	793,131
Sysmex Corp.	2,100	109,607
T&D Holdings, Inc.	25,350	516,669
Taiheiyo Cement Corp.*	108,000	122,897
Taisei Corp.	67,000	114,706
Taisho Pharmaceutical Co., Ltd.	9,000	153,984
Taiyo Nippon Sanso Corp.	21,000	222,728
Takashimaya Co., Ltd.	20,000	126,491
Takeda Pharmaceutical Co., Ltd.	67,400	2,767,151

	Number of Shares	Value (Note 1)

TDK Corp.	11,300	$689,034
Teijin Ltd.	70,000	224,995
Terumo Corp.	15,600	933,592
THK Co., Ltd.	8,300	146,612
Tobu Railway Co., Ltd.	65,000	338,821
Toho Co., Ltd.	7,000	113,419
Toho Gas Co., Ltd.	32,000	169,712
Tohoku Electric Power Co., Inc.	38,700	764,951
Tokio Marine Holdings, Inc.	66,100	1,794,181
Tokuyama Corp.	21,000	117,023
Tokyo Electric Power Co., Inc.	107,900	2,704,586
Tokyo Electron Ltd.	16,200	1,035,879
Tokyo Gas Co., Ltd.	220,000	877,018
Tokyo Steel Manufacturing Co., Ltd.	8,300	93,377
Tokyo Tatemono Co., Ltd.	33,000	125,395
Tokyu Corp.	92,000	366,156
Tokyu Land Corp.	47,000	172,529
TonenGeneral Sekiyu KK	20,000	166,652
Toppan Printing Co., Ltd.	48,000	388,323
Toray Industries, Inc.	127,000	684,298
Toshiba Corp.*	346,000	1,908,178
Tosoh Corp.	47,000	129,351
TOTO Ltd.	15,000	94,893
Toyo Seikan Kaisha Ltd.	13,500	204,278
Toyo Suisan Kaisha Ltd.	10,000	229,223
Toyoda Gosei Co., Ltd.	7,100	213,668
Toyota Boshoku Corp.	4,100	91,088
Toyota Industries Corp.	16,300	483,947
Toyota Motor Corp.	258,200	10,848,494
Toyota Tsusho Corp.	16,100	237,420
Trend Micro, Inc.	9,500	361,046
Tsumura & Co.	4,000	128,832
Ube Industries Ltd.	74,000	202,620
Unicharm Corp.	4,300	402,552
UNY Co., Ltd.	12,000	83,859
Ushio, Inc.	7,600	126,522
USS Co., Ltd.	2,120	128,737
West Japan Railway Co.	168	562,346
Yahoo! Japan Corp.	1,432	428,065
Yakult Honsha Co., Ltd.	7,100	213,764
Yamada Denki Co., Ltd.	7,990	536,921
Yamaguchi Financial Group, Inc.	17,000	157,318
Yamaha Corp.	11,300	134,432
Yamaha Motor Co., Ltd.*	16,800	210,971
Yamato Holdings Co., Ltd.	38,000	525,424
Yamato Kogyo Co., Ltd.	2,200	71,178
Yamazaki Baking Co., Ltd.	7,000	82,849
Yaskawa Electric Corp.	16,000	133,252
Yokogawa Electric Corp.	15,500	135,627

		186,226,388

Luxembourg (0.2%)
ArcelorMittal S.A.	73,179	3,319,028
Millicom International Cellular S.A. (SDR)	6,874	509,688
SES S.A. (FDR)	28,291	634,378
Tenaris S.A.	41,117	879,109

		5,342,203

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Macau (0.0%)
Sands China Ltd.*	184,400	$224,988

Malaysia (0.2%)
CIMB Group Holdings Bhd	574,000	2,151,704
Sime Darby Bhd	833,000	2,181,521
Tenaga Nasional Bhd	181,500	444,282

		4,777,507

Mexico (1.0%)
America Movil S.A.B. de C.V. (ADR)	200,849	9,435,886
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	119,400	5,716,872
Fresnillo plc	17,485	220,425
Grupo Financiero Banorte S.A.B. de C.V., Class O	1,258,724	4,539,566
Grupo Televisa S.A. (ADR)	185,400	3,848,904

		23,761,653

Netherlands (1.7%)
Aegon N.V.*	143,559	914,880
Akzo Nobel N.V.	21,834	1,439,138
ASML Holding N.V.	41,175	1,400,484
Corio N.V. (REIT)	4,043	276,128
European Aeronautic Defence and Space Co. N.V.	34,897	697,089
Fugro N.V. (CVA)	5,377	307,064
Heineken Holding N.V.	8,595	360,104
Heineken N.V.	22,037	1,044,190
ING Groep N.V. (CVA)*	321,059	3,103,734
James Hardie Industries N.V. (CDI)*	32,060	241,731
Koninklijke (Royal) KPN N.V.	153,705	2,607,102
Koninklijke Ahold N.V.	107,483	1,425,973
Koninklijke Boskalis Westminster N.V.	5,373	206,917
Koninklijke DSM N.V.	12,933	634,123
Koninklijke Philips Electronics N.V.	86,338	2,556,471
Koninklijke Vopak N.V.*	2,200	173,813
QIAGEN N.V.*	19,584	437,472
Randstad Holding N.V.*	10,252	506,901
Reed Elsevier N.V.	64,183	787,528
Royal Dutch Shell plc, Class A	313,970	9,479,591
Royal Dutch Shell plc, Class B	238,669	6,954,842
SBM Offshore N.V.	13,868	271,357
TNT N.V.	33,239	1,017,407
Unilever N.V. (CVA)	140,758	4,586,634
Wolters Kluwer N.V.	22,618	495,745

		41,926,418

New Zealand (0.0%)
Auckland International Airport Ltd.	44,662	65,297
Contact Energy Ltd.*	13,818	61,529
Fletcher Building Ltd.	59,313	342,311
Sky City Entertainment Group Ltd.	40,683	97,125
Telecom Corp. of New Zealand Ltd.	177,356	321,080

		887,342

	Number of Shares	Value (Note 1)

Norway (0.3%)
DnB NOR ASA*	77,977	$846,487
Norsk Hydro ASA*	68,791	571,848
Orkla ASA	72,468	707,088
Renewable Energy Corp. A/S*	32,954	252,113
Statoil ASA	100,100	2,496,872
Telenor ASA*	74,200	1,040,783
Yara International ASA	18,200	824,090

		6,739,281

Philippines (0.0%)
Metro Pacific Investments Corp.*	15,972,000	898,573

Poland (0.7%)
Bank Handlowy w Warszawie S.A.*	56,688	1,385,273
Bank Pekao S.A.*	22,182	1,250,586
Bank Zachodni WBK S.A.*	23,967	1,572,868
Cyfrowy Polsat S.A.	144,478	685,463
Polski Koncern Naftowy Orlen S.A.*	249,049	2,924,009
Powszechna Kasa Oszczednosci Bank Polski S.A.	383,420	5,043,358
Telekomunikacja Polska S.A.	632,955	3,487,363

		16,348,920

Portugal (0.1%)
Banco Comercial Portugues S.A. (Registered), Class R	256,420	307,753
Banco Espirito Santo S.A. (Registered)	49,748	323,354
Brisa Auto-Estradas de Portugal S.A.	19,881	203,143
Cimpor Cimentos de Portugal SGPS S.A.	15,910	146,600
EDP – Energias de Portugal S.A.	171,093	757,257
Galp Energia SGPS S.A., Class B	14,400	247,891
Jeronimo Martins SGPS S.A.	14,042	139,671
Portugal Telecom SGPS S.A. (Registered)	55,101	669,836

		2,795,505

Russia (1.1%)
LUKOIL OAO (Chi-X Alt TS Exchange) (ADR)	13,100	733,794
LUKOIL OAO (OTC Exchange) (ADR)	101,770	5,739,828
Polyus Gold Co. (ADR)	67,982	1,872,904
Rosneft Oil Co. (GDR)*	393,446	3,311,930
RusHydro OJSC*	13,068,706	492,276
RusHydro OJSC (ADR)*^	269,684	1,018,696
Sberbank of Russian Federation	1,375,775	3,847,710
Vimpel-Communications OJSC (ADR)	130,868	2,432,836
Wimm-Bill-Dann Foods OJSC (ADR)*	119,368	2,844,540
X5 Retail Group N.V. (GDR)*(m)	117,618	3,750,378

		26,044,892

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Singapore (0.6%)
Ascendas Real Estate Investment Trust (REIT)	124,000	$194,189
CapitaLand Ltd.	248,000	734,569
CapitaMall Trust (REIT)	158,000	200,345
CapitaMalls Asia Ltd.*	123,800	223,833
City Developments Ltd.	51,000	416,024
ComfortDelgro Corp., Ltd.	215,000	250,006
Cosco Corp. (Singapore) Ltd.	111,000	93,209
DBS Group Holdings Ltd.	159,000	1,728,790
Fraser and Neave Ltd.	71,000	210,987
Golden Agri-Resources Ltd.*	4,763,000	1,714,921
Jardine Cycle & Carriage Ltd.	9,000	171,741
Keppel Corp., Ltd.	122,000	709,882
Neptune Orient Lines Ltd.	92,750	107,975
Olam International Ltd.	90,000	168,550
Oversea-Chinese Banking Corp., Ltd.	226,000	1,454,791
SembCorp Industries Ltd.	67,000	174,979
SembCorp Marine Ltd.	88,000	229,323
Singapore Airlines Ltd.	50,000	527,922
Singapore Exchange Ltd.	85,000	501,053
Singapore Press Holdings Ltd.	122,000	317,067
Singapore Technologies Engineering Ltd.	98,000	225,268
Singapore Telecommunications Ltd.	699,000	1,539,319
StarHub Ltd.	93,717	142,747
United Overseas Bank Ltd.	112,000	1,558,650
UOL Group Ltd.	51,000	146,338
Wilmar International Ltd.	111,000	503,749
Yangzijiang Shipbuilding Holdings Ltd.	104,647	89,462

		14,335,689

South Africa (1.2%)
Anglo Platinum Ltd.*	33,900	3,612,726
AngloGold Ashanti Ltd.	34,845	1,411,664
Impala Platinum Holdings Ltd.	171,200	4,654,093
Imperial Holdings Ltd.	130,300	1,557,116
Kumba Iron Ore Ltd.	30,200	1,237,138
MTN Group Ltd.	442,898	7,046,223
Naspers Ltd., Class N	182,656	7,412,381
Tiger Brands Ltd.	91,821	2,125,807

		29,057,148

South Korea (2.5%)
Amorepacific Corp.*	2,823	2,263,180
Cheil Industries, Inc.*	38,430	1,867,768
Cheil Worldwide, Inc.*	8,322	2,244,598
Hyundai Engineering & Construction Co., Ltd.*	37,608	2,276,533
Hyundai Mobis*	17,350	2,530,733
KB Financial Group, Inc.*	74,231	3,786,745
Kia Motors Corp.*	60,614	1,037,190
Korea Exchange Bank*	106,180	1,321,544
LG Chem Ltd.*	26,046	5,081,289
LG Dacom Corp.*†	40,380	614,908
LG Display Co., Ltd.*	72,110	2,434,716
LG Display Co., Ltd. (ADR)	40,900	692,437
NCSoft Corp.*	10,680	1,355,816

	Number of Shares	Value (Note 1)

NHN Corp.*	17,559	$2,899,451
OCI Co. Ltd.*	9,204	1,730,612
Samsung Electronics Co., Ltd. (Preference)	6,057	2,737,271
Samsung Electronics Co., Ltd.	19,228	13,132,397
Samsung Fire & Marine Insurance Co., Ltd.	11,671	1,993,219
Shinhan Financial Group Co., Ltd.*	126,003	4,678,956
Shinsegae Co., Ltd.*	4,430	2,044,965
SSCP Co., Ltd.*	83,127	572,853
Woongjin Coway Co., Ltd.*	95,898	3,161,776

		60,458,957

Spain (1.7%)
Abertis Infraestructuras S.A.	27,094	611,381
Acciona S.A.	2,535	329,250
Acerinox S.A.	11,605	240,054
ACS Actividades de Construccion y Servicios S.A.	13,669	679,594
Banco Bilbao Vizcaya Argentaria S.A.	310,932	5,632,328
Banco de Sabadell S.A.	74,352	412,985
Banco de Valencia S.A.	19,669	149,706
Banco Popular Espanol S.A.	83,948	612,907
Banco Santander S.A.	705,798	11,596,186
Bankinter S.A.	24,266	246,647
Criteria Caixacorp S.A.	66,919	316,231
EDP Renovaveis S.A.*	14,204	134,271
Enagas S.A.	13,446	297,594
Ferrovial S.A.	38,244	446,628
Fomento de Construcciones y Contratas S.A.	2,654	111,316
Gamesa Corp. Tecnologica S.A.	16,561	277,622
Gas Natural SDG S.A.	20,977	451,548
Gestevision Telecinco S.A.	9,706	141,672
Grifols S.A.	12,976	226,114
Iberdrola Renovables S.A.	83,977	400,095
Iberdrola S.A.	323,723	3,081,664
Iberia Lineas Aereas de Espana S.A.*	45,412	123,053
Inditex S.A.	20,169	1,249,746
Indra Sistemas S.A.	9,416	221,502
Mapfre S.A.*	68,341	285,030
Red Electrica Corporacion S.A.	9,864	546,682
Repsol YPF S.A.	65,282	1,742,967
Sacyr Vallehermoso S.A.*	8,579	97,803
Telefonica S.A.	366,027	10,201,741
Zardoya Otis S.A.	10,573	206,104

		41,070,421

Sweden (0.9%)
Alfa Laval AB	26,844	369,508
Assa Abloy AB, Class B	27,992	536,022
Atlas Copco AB, Class A	63,550	928,707
Atlas Copco AB, Class B	30,396	394,296
Electrolux AB, Class B*	23,476	551,010
Getinge AB, Class B	15,201	288,474
Hennes & Mauritz AB, Class B	45,809	2,534,951
Holmen AB, Class B	6,875	175,359
Husqvarna AB, Class B*	30,108	222,276

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Investor AB, Class B	42,108	$778,408
Lundin Petroleum AB*	19,783	155,662
Nordea Bank AB	282,404	2,860,827
Sandvik AB	94,456	1,132,197
Scania AB, Class B	24,694	316,720
Securitas AB, Class B	33,960	331,436
Skandinaviska Enskilda Banken AB, Class A*	140,769	865,435
Skanska AB, Class B	35,129	597,777
SKF AB, Class B	38,137	655,041
SSAB AB, Class A	18,690	315,982
SSAB AB, Class B	6,711	103,735
Svenska Cellulosa AB, Class B	52,599	702,609
Svenska Handelsbanken AB, Class A	41,791	1,195,202
Swedbank AB, Class A*	50,914	506,478
Swedish Match AB	21,423	468,308
Tele2 AB, Class B	23,556	360,875
Telefonaktiebolaget LM Ericsson, Class B	263,723	2,425,678
TeliaSonera AB	195,385	1,410,618
Volvo AB, Class A	34,048	288,222
Volvo AB, Class B	102,966	877,240

		22,349,053

Switzerland (3.0%)
ABB Ltd. (Registered)*	200,162	3,828,174
Actelion Ltd. (Registered)*	8,468	452,267
Adecco S.A. (Registered)	11,878	655,773
Aryzta AG	7,469	278,587
Baloise Holding AG (Registered)	4,586	382,000
BKW FMB Energie AG	824	64,074
Cie Financiere Richemont S.A., Class A	48,100	1,609,479
Credit Suisse Group AG (Registered)	103,175	5,081,486
GAM Holding Ltd.	22,335	271,782
Geberit AG (Registered)	3,724	659,654
Givaudan S.A. (Registered)	721	573,808
Holcim Ltd. (Registered)*	23,122	1,792,331
Julius Baer Group Ltd.	19,712	688,453
Kuehne & Nagel International AG (Registered)	4,759	460,363
Lindt & Spruengli AG	79	169,684
Lindt & Spruengli AG (Registered)	8	196,593
Logitech International S.A. (Registered)*	19,160	329,607
Lonza Group AG (Registered)	4,709	330,248
Nestle S.A. (Registered)	316,765	15,389,330
Nobel Biocare Holding AG (Registered)	11,385	381,031
Novartis AG (Registered)	191,271	10,420,871
Pargesa Holding S.A.	1,755	153,691
Roche Holding AG	63,841	10,860,387
Schindler Holding AG	6,009	458,900
SGS S.A. (Registered)	455	592,475
Sonova Holding AG	4,227	511,127
STMicroelectronics N.V.	68,521	621,314
Straumann Holding AG (Registered)	732	206,330

	Number of Shares	Value (Note 1)

Swatch Group AG	2,987	$751,829
Swatch Group AG (Registered)	2,859	136,703
Swiss Life Holding AG (Registered)*	3,060	387,609
Swiss Reinsurance Co., Ltd.	31,070	1,488,590
Swisscom AG (Registered)	2,034	775,665
Syngenta AG (Registered)	8,815	2,470,114
UBS AG (Registered)*	320,790	4,927,950
Xstrata plc*	168,148	2,961,708
Zurich Financial Services AG	13,173	2,864,161

		74,184,148

Taiwan (1.9%)
Acer, Inc.	1,108,089	3,310,362
AU Optronics Corp.	2,894,160	3,492,141
Cathay Financial Holding Co., Ltd.*	2,255,750	4,179,651
China Steel Corp.	2,613,000	2,684,902
Fubon Financial Holding Co. Ltd.*	2,213,000	2,696,424
Hon Hai Precision Industry Co., Ltd.	2,039,800	9,595,640
HTC Corp.	89,935	1,023,550
Lite-On Technology Corp.	1,058,000	1,582,131
Siliconware Precision Industries Co.	1,288,000	1,730,312
Taishin Financial Holding Co., Ltd.*	3,343,000	1,304,634
Taiwan Fertilizer Co., Ltd.	689,000	2,437,087
Taiwan Semiconductor Manufacturing Co., Ltd.	3,847,133	7,717,106
Wistron Corp.	1,248,967	2,412,166
Yuanta Financial Holding Co., Ltd.	3,443,000	2,509,392

		46,675,498

Thailand (0.5%)
Bangkok Bank PCL (NVDR)	816,600	2,842,765
Banpu PCL (NVDR)	82,200	1,422,306
Kasikornbank PCL	13,700	35,681
Kasikornbank PCL (NVDR)	894,200	2,272,003
PTT Exploration & Production PCL (Foreign)	257,400	1,134,907
PTT PCL (Foreign)	124,400	917,888
Siam Cement PCL (NVDR)	150,500	1,056,521
Siam Commercial Bank PCL (Foreign)	699,400	1,819,825

		11,501,896

Turkey (0.5%)
Akbank TAS	272,747	1,725,137
Anadolu Efes Biracilik Ve Malt Sanayii A/S	171,859	1,925,565
Coca-Cola Icecek A/S	90,844	912,338
Turk Telekomunikasyon A/S	265,303	807,500
Turkcell Iletisim Hizmet A/S	247,627	1,742,593
Turkiye Garanti Bankasi A/S	663,801	2,819,505
Turkiye Halk Bankasi A/S	143,895	1,145,738
Turkiye Is Bankasi A/S, Class C	337,935	1,424,297

		12,502,673

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

United Kingdom (7.3%)
3i Group plc	77,570	$350,661
Admiral Group plc	16,659	317,787
AMEC plc	25,549	324,313
Anglo American plc*	117,831	5,099,586
Antofagasta plc	38,396	608,804
Associated British Foods plc	27,917	370,476
AstraZeneca plc	129,521	6,085,813
Autonomy Corp. plc*	20,701	504,731
Aviva plc	236,180	1,495,792
BAE Systems plc	324,498	1,870,026
Balfour Beatty plc	74,778	310,739
Barclays plc	999,749	4,405,571
BG Group plc	300,551	5,382,199
BHP Billiton plc	195,443	6,242,978
BP plc	1,659,628	16,050,558
British Airways plc*	64,416	192,168
British American Tobacco plc	178,521	5,791,326
British Land Co. plc (REIT)	82,656	633,592
British Sky Broadcasting Group plc	103,199	929,637
BT Group plc, Class A	687,967	1,489,601
Bunzl plc	23,620	256,063
Burberry Group plc	32,804	314,514
Cable & Wireless plc	205,660	464,475
Cadbury plc	121,869	1,568,234
Cairn Energy plc*	131,430	700,413
Capita Group plc	57,114	688,898
Carnival plc*	15,332	523,565
Carphone Warehouse Group plc	20,303	61,201
Centrica plc	458,225	2,069,498
Cobham plc	84,846	342,004
Compass Group plc	173,098	1,236,307
Diageo plc	224,510	3,915,311
Drax Group plc	30,428	203,690
Eurasian Natural Resources Corp.	24,490	361,210
Firstgroup plc	44,718	305,070
G4S plc	99,040	413,917
GlaxoSmithKline plc	461,944	9,785,431
Hammerson plc (REIT)	63,238	429,445
Home Retail Group plc	78,441	357,566
HSBC Holdings plc	1,539,631	17,570,771
ICAP plc	39,789	275,742
Imperial Tobacco Group plc	88,989	2,804,504
Inmarsat plc	33,591	373,382
Intercontinental Hotels Group plc	26,101	373,510
International Power plc	123,530	611,203
Invensys plc	71,451	342,327
Investec plc	35,869	245,886
J Sainsbury plc	94,826	493,041
Johnson Matthey plc	17,038	420,835
Kazakhmys plc*	21,336	446,416
Kingfisher plc	221,239	810,993
Land Securities Group plc (REIT)	70,048	767,672
Legal & General Group plc	543,306	699,198
Liberty International plc (REIT)	37,092	305,468
Lloyds Banking Group plc*	3,464,711	2,781,449

	Number of Shares	Value (Note 1)

London Stock Exchange Group plc	10,738	$124,240
Lonmin plc*	11,594	359,946
Man Group plc	153,868	756,888
Marks & Spencer Group plc	148,220	961,554
National Grid plc	222,072	2,427,490
Next plc	19,241	641,492
Old Mutual plc*	500,295	873,601
Pearson plc	73,467	1,056,134
Petrofac Ltd.	14,617	243,398
Prudential plc	229,215	2,335,027
Randgold Resources Ltd.	7,287	578,999
Reckitt Benckiser Group plc	54,715	2,964,339
Reed Elsevier plc	109,352	897,973
Resolution Ltd.*	248,218	358,375
Rexam plc	66,061	308,649
Rio Tinto plc	121,043	6,523,774
Rolls-Royce Group plc*	171,058	1,334,912
Rolls-Royce Group plc, Class C*†	10,354,380	16,724
Royal Bank of Scotland Group plc*	1,514,156	710,208
RSA Insurance Group plc	293,530	571,116
SABMiller plc	248,600	7,274,186
Sage Group plc	102,347	363,359
Schroders plc	7,922	169,099
Scottish & Southern Energy plc	81,065	1,514,884
Segro plc (REIT)	60,577	334,380
Serco Group plc	36,703	312,036
Severn Trent plc	20,180	352,514
Smith & Nephew plc	77,139	792,071
Smiths Group plc	30,673	501,889
Standard Chartered plc	176,611	4,422,793
Standard Life plc	190,849	662,245
Tesco plc	710,161	4,879,381
Thomas Cook Group plc	59,841	222,237
Tomkins plc	63,589	196,316
TUI Travel plc	36,884	151,808
Tullow Oil plc	68,457	1,427,597
Unilever plc	114,451	3,663,482
United Utilities Group plc	53,370	424,642
Vedanta Resources plc	12,300	508,370
Vodafone Group plc	4,655,795	10,781,421
Whitbread plc	12,562	282,521
WM Morrison Supermarkets plc	191,214	852,485
Wolseley plc*	26,845	537,035
WPP plc	116,774	1,140,282

		177,587,439

United States (39.5%)
3M Co.	68,885	5,694,723
Abbott Laboratories, Inc.	150,421	8,121,230
Abercrombie & Fitch Co., Class A	9,387	327,137
Adobe Systems, Inc.*	50,303	1,850,144
Advanced Micro Devices, Inc.*	51,369	497,252
AES Corp.*	62,722	834,830
Aetna, Inc.	43,440	1,377,048
Affiliated Computer Services, Inc., Class A*	8,992	536,732
Aflac, Inc.	44,918	2,077,458

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Agilent Technologies, Inc.*	32,324	$1,004,307
Air Products & Chemicals, Inc.	21,275	1,724,552
Airgas, Inc.	7,700	366,520
AK Steel Holding Corp.	12,129	258,954
Akamai Technologies, Inc.*	17,814	451,229
Alcoa, Inc.	96,587	1,556,982
Allegheny Energy, Inc.	15,528	364,597
Allegheny Technologies, Inc.	10,292	460,773
Allergan, Inc.	29,395	1,852,179
Allstate Corp.	51,181	1,537,477
Altera Corp.	31,076	703,250
Altria Group, Inc.	201,424	3,953,953
Amazon.com, Inc.*	32,369	4,354,278
Ameren Corp.	21,521	601,512
American Electric Power Co., Inc.	48,018	1,670,546
American Express Co.	116,395	4,716,325
American International Group, Inc.*	14,032	420,679
American Tower Corp., Class A*	37,755	1,631,394
Ameriprise Financial, Inc.	24,081	934,824
AmerisourceBergen Corp.	29,680	773,758
Amgen, Inc.*	98,382	5,565,470
Amphenol Corp., Class A	17,614	813,415
Anadarko Petroleum Corp.	47,085	2,939,046
Analog Devices, Inc.	29,303	925,389
Aon Corp.	25,693	985,070
Apache Corp.	32,137	3,315,574
Apartment Investment & Management Co. (REIT), Class A	10,761	171,315
Apollo Group, Inc., Class A*	13,210	800,262
Apple, Inc.*	87,583	18,467,751
Applied Materials, Inc.	125,818	1,753,903
Archer-Daniels-Midland Co.	64,054	2,005,531
Assurant, Inc.	10,802	318,443
AT&T, Inc.	573,714	16,081,203
Autodesk, Inc.*	21,313	541,563
Automatic Data Processing, Inc.	50,379	2,157,229
AutoNation, Inc.*	10,583	202,664
AutoZone, Inc.*	3,247	513,253
AvalonBay Communities, Inc. (REIT)	8,554	702,369
Avery Dennison Corp.	10,378	378,693
Avon Products, Inc.	42,884	1,350,846
Baker Hughes, Inc.	29,368	1,188,817
Ball Corp.	8,632	446,274
Bank of America Corp.	966,080	14,549,165
Bank of New York Mellon Corp.	115,339	3,226,032
Baxter International, Inc.	57,690	3,385,249
BB&T Corp.	68,364	1,734,395
Becton, Dickinson and Co.	23,772	1,874,660
Bed Bath & Beyond, Inc.*	26,815	1,035,863
Bemis Co., Inc.	9,841	291,786
Best Buy Co., Inc.	34,297	1,353,360
Big Lots, Inc.*	7,627	221,030
Biogen Idec, Inc.*	28,976	1,550,216
BJ Services Co.	26,776	498,034
Black & Decker Corp.	5,530	358,510

	Number of Shares	Value (Note 1)

BMC Software, Inc.*	16,992	$681,379
Boeing Co.	70,668	3,825,259
Boston Properties, Inc. (REIT)	12,875	863,526
Boston Scientific Corp.*	150,258	1,352,322
Bristol-Myers Squibb Co.	167,164	4,220,891
Broadcom Corp., Class A*	40,397	1,270,486
Brown-Forman Corp., Class B	9,687	518,933
Burlington Northern Santa Fe Corp.	25,152	2,480,490
C.H. Robinson Worldwide, Inc.	17,228	1,011,800
C.R. Bard, Inc.	10,078	785,076
CA, Inc.	40,655	913,111
Cabot Oil & Gas Corp.	11,037	481,103
Cameron International Corp.*	22,794	952,789
Campbell Soup Co.	18,265	617,357
Capital One Financial Corp.	44,495	1,705,938
Cardinal Health, Inc.	36,502	1,176,824
CareFusion Corp.*	16,501	412,690
Carnival Corp.*	41,589	1,317,955
Caterpillar, Inc.	59,898	3,413,587
CB Richard Ellis Group, Inc., Class A*	23,772	322,586
CBS Corp., Class B	68,126	957,170
Celgene Corp.*	44,199	2,461,000
CenterPoint Energy, Inc.	34,348	498,389
CenturyTel, Inc.	27,612	999,831
Cephalon, Inc.*	7,963	496,971
CF Industries Holdings, Inc.	4,293	389,719
Charles Schwab Corp.	92,622	1,743,146
Chesapeake Energy Corp.	64,451	1,667,992
Chevron Corp.	195,034	15,015,668
Chubb Corp.	33,275	1,636,464
CIGNA Corp.	27,606	973,664
Cincinnati Financial Corp.	14,882	390,504
Cintas Corp.	12,066	314,319
Cisco Systems, Inc.*	559,229	13,387,942
Citigroup, Inc.	1,900,815	6,291,698
Citrix Systems, Inc.*	19,033	791,963
Cliffs Natural Resources, Inc.	12,200	562,298
Clorox Co.	14,412	879,132
CME Group, Inc.	6,528	2,193,082
CMS Energy Corp.	25,759	403,386
Coach, Inc.	31,946	1,166,987
Coca-Cola Co.	225,270	12,840,390
Coca-Cola Enterprises, Inc.	29,100	616,920
Cognizant Technology Solutions Corp., Class A*	29,517	1,337,120
Colgate-Palmolive Co.	48,887	4,016,067
Comcast Corp., Class A	277,553	4,679,544
Comerica, Inc.	13,890	410,727
Computer Sciences Corp.*	13,999	805,362
Compuware Corp.*	22,289	161,149
ConAgra Foods, Inc.	44,272	1,020,470
ConocoPhillips	144,317	7,370,269
Consol Energy, Inc.	18,333	912,983
Consolidated Edison, Inc.	28,279	1,284,715
Constellation Brands, Inc., Class A*	18,070	287,855
Constellation Energy Group, Inc.	18,245	641,677
Corning, Inc.	149,275	2,882,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Costco Wholesale Corp.	42,729	$2,528,275
Coventry Health Care, Inc.*	13,617	330,757
CSX Corp.	39,241	1,902,796
Cummins, Inc.	20,443	937,516
CVS Caremark Corp.	137,134	4,417,086
D.R. Horton, Inc.	29,739	323,263
Danaher Corp.	24,655	1,854,056
Darden Restaurants, Inc.	15,039	527,418
DaVita, Inc.*	9,519	559,146
Dean Foods Co.*	19,463	351,113
Deere & Co.	41,838	2,263,017
Dell, Inc.*	165,073	2,370,448
Denbury Resources, Inc.*	22,810	337,588
DENTSPLY International, Inc.	13,617	478,910
Devon Energy Corp.	42,435	3,118,973
DeVry, Inc.	5,700	323,361
Diamond Offshore Drilling, Inc.	7,349	723,289
DIRECTV, Class A*	91,711	3,058,562
Discover Financial Services	50,755	746,606
Dominion Resources, Inc.	56,896	2,214,392
Dover Corp.	17,079	710,657
Dow Chemical Co.	110,931	3,065,024
Dr. Pepper Snapple Group, Inc.	23,518	665,559
DTE Energy Co.	15,031	655,201
Duke Energy Corp.	129,865	2,234,977
Dun & Bradstreet Corp.	4,882	411,894
E*TRADE Financial Corp.*	162,341	284,097
E.I. du Pont de Nemours & Co.	89,448	3,011,714
Eastman Chemical Co.	6,622	398,909
Eastman Kodak Co.*	24,652	104,031
Eaton Corp.	16,982	1,080,395
eBay, Inc.*	107,749	2,536,411
Ecolab, Inc.	22,041	982,588
Edison International	30,305	1,054,008
El Paso Corp.	65,056	639,500
Electronic Arts, Inc.*	33,432	593,418
Eli Lilly and Co.	96,886	3,459,799
EMC Corp.*	195,626	3,417,586
Emerson Electric Co.	72,425	3,085,305
Entergy Corp.	18,565	1,519,360
EOG Resources, Inc.	23,910	2,326,443
EQT Corp.	12,016	527,743
Equifax, Inc.	11,621	358,973
Equity Residential (REIT)	28,379	958,643
Estee Lauder Cos., Inc., Class A	10,616	513,390
Exelon Corp.	65,097	3,181,290
Expedia, Inc.*	21,735	558,807
Expeditors International of Washington, Inc.	19,448	675,429
Express Scripts, Inc.*	26,423	2,284,268
Exxon Mobil Corp.	462,186	31,516,463
Family Dollar Stores, Inc.	15,012	417,784
Fastenal Co.	11,807	491,643
Federated Investors, Inc., Class B	8,259	227,122
FedEx Corp.	30,954	2,583,111
Fidelity National Information Services, Inc.	32,424	760,019
Fifth Third Bancorp	80,507	784,943
First Horizon National Corp.*	20,331	272,434
First Solar, Inc.*	4,800	649,920
FirstEnergy Corp.	30,795	1,430,428

	Number of Shares	Value (Note 1)

Fiserv, Inc.*	14,263	$691,470
FLIR Systems, Inc.*	13,790	451,209
Flowserve Corp.	5,885	556,309
Fluor Corp.	18,233	821,214
FMC Corp.	6,900	384,744
FMC Technologies, Inc.*	11,300	653,592
Ford Motor Co.*	318,207	3,182,070
Forest Laboratories, Inc.*	30,671	984,846
Fortune Brands, Inc.	13,817	596,894
FPL Group, Inc.	41,160	2,174,071
Franklin Resources, Inc.	14,304	1,506,926
Freeport-McMoRan Copper & Gold, Inc.*	41,433	3,326,656
Frontier Communications Corp.	28,601	223,374
GameStop Corp., Class A*	17,495	383,840
Gannett Co., Inc.	25,091	372,601
Gap, Inc.	48,004	1,005,684
General Dynamics Corp.	36,963	2,519,768
General Electric Co.	1,035,095	15,660,987
General Mills, Inc.	32,591	2,307,769
Genuine Parts Co.	14,658	556,418
Genworth Financial, Inc., Class A*	50,180	569,543
Genzyme Corp.*	26,706	1,308,861
Gilead Sciences, Inc.*	86,307	3,735,367
Goldman Sachs Group, Inc.	49,972	8,437,272
Goodrich Corp.	12,848	825,484
Goodyear Tire & Rubber Co.*	22,137	312,132
Google, Inc., Class A*	23,426	14,523,651
H&R Block, Inc.	31,156	704,749
H.J. Heinz Co.	29,613	1,266,252
Halliburton Co.	86,188	2,593,397
Harley-Davidson, Inc.	23,945	603,414
Harman International Industries, Inc.	6,330	223,322
Harris Corp.	12,166	578,493
Hartford Financial Services Group, Inc.	38,591	897,627
Hasbro, Inc.	13,748	440,761
HCP, Inc. (REIT)	27,155	829,314
Health Care REIT, Inc. (REIT)	12,970	574,830
Hershey Co.	15,190	543,650
Hess Corp.	29,098	1,760,429
Hewlett-Packard Co.	230,470	11,871,510
Home Depot, Inc.	165,253	4,780,769
Honeywell International, Inc.	72,901	2,857,719
Hormel Foods Corp.	6,471	248,810
Hospira, Inc.*	14,817	755,667
Host Hotels & Resorts, Inc. (REIT)*	57,300	668,691
Hudson City Bancorp, Inc.	49,676	682,051
Humana, Inc.*	17,441	765,485
Huntington Bancshares, Inc./Ohio	62,136	226,796
Illinois Tool Works, Inc.	38,577	1,851,310
IMS Health, Inc.	16,650	350,649
Integrys Energy Group, Inc.	7,030	295,190
Intel Corp.	536,736	10,949,414
IntercontinentalExchange, Inc.*	6,836	767,683
International Business Machines Corp.	127,777	16,726,009

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

International Flavors & Fragrances, Inc.	7,190	$295,797
International Game Technology	27,362	513,585
International Paper Co.	43,329	1,160,351
Interpublic Group of Cos., Inc.*	43,770	323,023
Intuit, Inc.*	32,546	999,488
Intuitive Surgical, Inc.*	3,600	1,091,952
Invesco Ltd.	42,517	998,724
Iron Mountain, Inc.*	16,468	374,812
ITT Corp.	18,819	936,057
J.C. Penney Co., Inc.	24,053	640,050
J.M. Smucker Co.	10,902	673,199
Jabil Circuit, Inc.	19,260	334,546
Jacobs Engineering Group, Inc.*	11,361	427,287
Janus Capital Group, Inc.	16,495	221,858
JDS Uniphase Corp.*	20,236	166,947
Johnson & Johnson	268,197	17,274,569
Johnson Controls, Inc.	64,552	1,758,396
JPMorgan Chase & Co.	383,159	15,966,236
Juniper Networks, Inc.*	52,316	1,395,268
Kellogg Co.	24,182	1,286,482
KeyCorp	80,433	446,403
Kimberly-Clark Corp.	41,206	2,625,234
Kimco Realty Corp. (REIT)	39,613	535,964
King Pharmaceuticals, Inc.*	22,782	279,535
KLA-Tencor Corp.	17,814	644,154
Kohl’s Corp.*	30,708	1,656,082
Kraft Foods, Inc., Class A	144,712	3,933,272
Kroger Co.	65,810	1,351,079
L-3 Communications Holdings, Inc.	11,902	1,034,879
Laboratory Corp. of America Holdings*	10,997	823,015
Legg Mason, Inc.	15,972	481,716
Leggett & Platt, Inc.	14,366	293,066
Lennar Corp., Class A	17,445	222,773
Leucadia National Corp.*	17,119	407,261
Lexmark International, Inc., Class A*	8,854	230,027
Life Technologies Corp.*	18,201	950,638
Limited Brands, Inc.	27,779	534,468
Lincoln National Corp.	28,315	704,477
Linear Technology Corp.	23,440	715,858
Lockheed Martin Corp.	30,564	2,302,997
Loews Corp.	34,180	1,242,443
Lorillard, Inc.	16,355	1,312,162
Lowe’s Cos., Inc.	141,212	3,302,949
LSI Corp.*	59,444	357,258
M&T Bank Corp.	7,481	500,404
Macy’s, Inc.	42,724	716,054
Marathon Oil Corp.	67,936	2,120,962
Marriott International, Inc., Class A	26,172	713,187
Marsh & McLennan Cos., Inc.	49,471	1,092,320
Marshall & Ilsley Corp.	45,706	249,098
Masco Corp.	32,966	455,260
Massey Energy Co.	9,173	385,358
Mastercard, Inc., Class A	9,186	2,351,432
Mattel, Inc.	37,280	744,854
McAfee, Inc.*	14,367	582,869
McCormick & Co., Inc. (Non-Voting)	11,952	431,826

	Number of Shares	Value (Note 1)

McDonald’s Corp.	104,851	$6,546,896
McGraw-Hill Cos., Inc.	31,613	1,059,352
McKesson Corp.	26,693	1,668,313
Mead Johnson Nutrition Co., Class A	19,200	839,040
MeadWestvaco Corp.	15,745	450,779
Medco Health Solutions, Inc.*	45,701	2,920,751
Medtronic, Inc.	107,610	4,732,688
MEMC Electronic Materials, Inc.*	20,540	279,755
Merck & Co., Inc.	296,878	10,847,922
Meredith Corp.	2,396	73,917
MetLife, Inc.	79,028	2,793,640
MetroPCS Communications, Inc.*	23,200	177,016
Microchip Technology, Inc.	19,606	569,750
Micron Technology, Inc.*	86,084	909,047
Microsoft Corp.	750,939	22,896,130
Millipore Corp.*	5,085	367,900
Molex, Inc.	12,702	273,728
Molson Coors Brewing Co., Class B	14,317	646,556
Monsanto Co.	53,013	4,333,813
Monster Worldwide, Inc.*	11,580	201,492
Moody’s Corp.	20,238	542,378
Morgan Stanley	130,898	3,874,581
Motorola, Inc.*	223,642	1,735,462
Murphy Oil Corp.	17,852	967,578
Mylan, Inc.*	31,581	582,038
NASDAQ OMX Group, Inc.*	12,826	254,211
National Oilwell Varco, Inc.	40,078	1,767,039
National Semiconductor Corp.	25,770	395,827
NetApp, Inc.*	33,951	1,167,575
New York Times Co., Class A*	10,749	132,858
Newell Rubbermaid, Inc.	25,498	382,725
Newmont Mining Corp.	46,528	2,201,240
News Corp., Class A	217,304	2,974,892
Nicor, Inc.	3,866	162,759
NIKE, Inc., Class B	37,344	2,467,318
NiSource, Inc.	25,211	387,745
Noble Energy, Inc.	16,214	1,154,761
Nordstrom, Inc.	16,923	635,966
Norfolk Southern Corp.	36,739	1,925,858
Northeast Utilities	16,087	414,884
Northern Trust Corp.	24,553	1,286,577
Northrop Grumman Corp.	31,463	1,757,209
Novell, Inc.*	31,039	128,812
Novellus Systems, Inc.*	11,178	260,895
Nucor Corp.	31,627	1,475,400
NVIDIA Corp.*	56,067	1,047,332
NYSE Euronext	24,315	615,170
Occidental Petroleum Corp.	78,915	6,419,735
Office Depot, Inc.*	25,194	162,501
Omnicom Group, Inc.	29,140	1,140,831
Oracle Corp.	380,068	9,326,869
O’Reilly Automotive, Inc.*	14,453	550,948
Owens-Illinois, Inc.*	15,541	510,833
PACCAR, Inc.	34,566	1,253,709
Pactiv Corp.*	12,066	291,273
Pall Corp.	10,788	390,526
Parker Hannifin Corp.	16,523	890,259
Patterson Cos., Inc.*	8,395	234,892

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Paychex, Inc.	32,946	$1,009,465
Peabody Energy Corp.	26,747	1,209,232
People’s United Financial, Inc.	36,975	617,482
Pepco Holdings, Inc.	20,226	340,808
Pepsi Bottling Group, Inc.	12,939	485,213
PepsiCo, Inc.	152,526	9,273,581
PerkinElmer, Inc.	10,705	220,416
Pfizer, Inc.	784,490	14,269,873
PG&E Corp.	35,039	1,564,491
Philip Morris International, Inc.	185,148	8,922,282
Pinnacle West Capital Corp.	9,251	338,402
Pioneer Natural Resources Co.	12,016	578,811
Pitney Bowes, Inc.	18,889	429,914
Plum Creek Timber Co., Inc. (REIT)	17,268	652,040
PNC Financial Services Group, Inc.	44,797	2,364,834
Polo Ralph Lauren Corp.	5,171	418,748
PPG Industries, Inc.	15,382	900,462
PPL Corp.	35,207	1,137,538
Praxair, Inc.	29,449	2,365,049
Precision Castparts Corp.	13,312	1,468,979
priceline.com, Inc.*	4,400	961,400
Principal Financial Group, Inc.	30,101	723,628
Procter & Gamble Co.	284,106	17,225,347
Progress Energy, Inc.	28,466	1,167,391
Progressive Corp.*	63,580	1,143,804
ProLogis (REIT)	46,111	631,260
Prudential Financial, Inc.	44,724	2,225,466
Public Service Enterprise Group, Inc.	50,801	1,689,133
Public Storage (REIT)	13,848	1,127,920
Pulte Homes, Inc.*	30,856	308,560
QLogic Corp.*	12,948	244,329
QUALCOMM, Inc.	162,373	7,511,375
Quanta Services, Inc.*	18,900	393,876
Quest Diagnostics, Inc.	14,372	867,781
Questar Corp.	15,923	661,919
Qwest Communications International, Inc.	136,490	574,623
R.R. Donnelley & Sons Co.	18,874	420,324
RadioShack Corp.	13,707	267,286
Range Resources Corp.	16,263	810,711
Raytheon Co.	38,227	1,969,455
Red Hat, Inc.*	17,300	534,570
Regions Financial Corp.	121,163	640,952
Republic Services, Inc.	29,832	844,544
Reynolds American, Inc.	15,450	818,386
Robert Half International, Inc.	13,990	373,953
Rockwell Automation, Inc.	12,985	610,035
Rockwell Collins, Inc.	14,558	805,931
Roper Industries, Inc.	8,800	460,856
Ross Stores, Inc.	11,300	482,623
Rowan Cos., Inc.*	12,529	283,657
Ryder System, Inc.	6,271	258,177
Safeway, Inc.	41,756	888,985
SAIC, Inc.*	27,600	522,744
Salesforce.com, Inc.*	10,124	746,847
SanDisk Corp.*	23,399	678,337
Sara Lee Corp.	64,777	788,984
SCANA Corp.	11,161	420,546
Schlumberger Ltd.	116,805	7,602,837

	Number of Shares	Value (Note 1)

Scripps Networks Interactive, Inc., Class A	8,281	$343,662
Sealed Air Corp.	14,553	318,129
Sears Holdings Corp.*	4,985	415,998
Sempra Energy	23,064	1,291,123
Sherwin-Williams Co.	10,092	622,172
Sigma-Aldrich Corp.	11,161	563,965
Simon Property Group, Inc. (REIT)	28,544	2,277,811
SLM Corp.*	43,464	489,839
Smith International, Inc.	25,381	689,602
Snap-On, Inc.	5,266	222,541
Southern Co.	77,586	2,585,166
Southwest Airlines Co.	68,584	783,915
Southwestern Energy Co.*	34,442	1,660,104
Spectra Energy Corp.	60,849	1,248,013
Sprint Nextel Corp.*	280,294	1,025,876
St. Jude Medical, Inc.*	33,629	1,236,875
Stanley Works	7,254	373,654
Staples, Inc.	68,555	1,685,767
Starbucks Corp.*	74,052	1,707,639
Starwood Hotels & Resorts Worldwide, Inc.	19,092	698,194
State Street Corp.	47,356	2,061,880
Stericycle, Inc.*	9,100	502,047
Stryker Corp.	26,626	1,341,152
Sun Microsystems, Inc.*	70,023	656,116
Sunoco, Inc.	12,516	326,668
SunTrust Banks, Inc.	50,007	1,014,642
SUPERVALU, Inc.	22,835	290,233
Symantec Corp.*	81,179	1,452,292
Synthes, Inc.	5,626	736,828
Sysco Corp.	59,493	1,662,234
T. Rowe Price Group, Inc.	25,842	1,376,087
Target Corp.	72,116	3,488,251
TECO Energy, Inc.	19,546	317,036
Tellabs, Inc.*	36,273	206,031
Tenet Healthcare Corp.*	38,243	206,130
Teradata Corp.*	15,863	498,574
Teradyne, Inc.*	15,946	171,101
Tesoro Corp.	15,799	214,076
Texas Instruments, Inc.	119,719	3,119,877
Textron, Inc.	27,550	518,216
Thermo Fisher Scientific, Inc.*	40,565	1,934,545
Tiffany & Co.	12,948	556,764
Time Warner Cable, Inc.	33,461	1,384,951
Time Warner, Inc.	114,827	3,346,059
Titanium Metals Corp.*	7,825	97,969
TJX Cos., Inc.	41,978	1,534,296
Torchmark Corp.	7,614	334,635
Total System Services, Inc.	18,114	312,829
Travelers Cos., Inc.	54,147	2,699,769
Tyson Foods, Inc., Class A	27,695	339,818
U.S. Bancorp	185,832	4,183,078
Union Pacific Corp.	49,893	3,188,163
United Parcel Service, Inc., Class B	96,535	5,538,213
United States Steel Corp.	14,516	800,122
United Technologies Corp.	91,209	6,330,817
UnitedHealth Group, Inc.	112,824	3,438,876
Unum Group	30,546	596,258
Valero Energy Corp.	56,671	949,239

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Varian Medical Systems, Inc.*	11,548	$541,024
Ventas, Inc. (REIT)	15,550	680,157
VeriSign, Inc.*	20,124	487,806
Verizon Communications, Inc.	276,219	9,151,135
VF Corp.	9,387	687,504
Viacom, Inc., Class B*	58,007	1,724,548
Visa, Inc., Class A	43,500	3,804,510
Vornado Realty Trust (REIT)	14,740	1,030,916
Vulcan Materials Co.	11,383	599,543
W.W. Grainger, Inc.	6,703	649,051
Walgreen Co.	94,875	3,483,810
Wal-Mart Stores, Inc.	207,434	11,087,347
Walt Disney Co.	187,989	6,062,645
Washington Post Co., Class B	552	242,659
Waste Management, Inc.	46,687	1,578,487
Waters Corp.*	8,805	545,558
Watson Pharmaceuticals, Inc.*	9,624	381,207
WellPoint, Inc.*	44,475	2,592,448
Wells Fargo & Co.	497,196	13,419,320
Western Digital Corp.*	22,600	997,790
Western Union Co.	66,996	1,262,875
Weyerhaeuser Co.	21,462	925,871
Whirlpool Corp.	7,608	613,661
Whole Foods Market, Inc.*	12,899	354,078
Williams Cos., Inc.	58,874	1,241,064
Windstream Corp.	37,894	416,455
Wisconsin Energy Corp.	10,716	533,978
Wyndham Worldwide Corp.	16,306	328,892
Wynn Resorts Ltd.	7,176	417,858
Xcel Energy, Inc.	42,013	891,516
Xerox Corp.	81,161	686,622
Xilinx, Inc.	29,066	728,394
XTO Energy, Inc.	57,501	2,675,522
Yahoo!, Inc.*	113,763	1,908,943
Yum! Brands, Inc.	46,985	1,643,065
Zimmer Holdings, Inc.*	20,253	1,197,155
Zions Bancorp.	14,702	188,627

		964,866,841

Total Common Stocks (96.1%) (Cost $1,792,278,631)		2,347,735,297

INVESTMENT COMPANY:
Exchange Traded Fund (ETF) (0.3%)
SPDR Trust Series 1 (Cost $5,943,438)	70,700	7,878,808

	Number of Warrants	Value (Note 1)
WARRANTS:
France (0.0%)
Fonciere Des Regions, expiring 12/31/10*	2,590	2,187

Italy (0.0%)
Mediobanca S.p.A., expiring 3/18/11*	44,087	6,845
Unione di Banche Italiane S.c.p.A., expiring 6/30/11*	53,222	3,746

		10,591

Total Warrants (0.0%) (Cost $—)		12,778

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (0.2%)
Goldman Sachs & Co., Repurchase Agreement 0.01%, 1/4/10(v)	$1,869,060	$1,869,060
Monumental Global Funding II 0.40%, 3/26/10(l)	4,000,000	3,974,488

Total Short-Term Investments of Cash Collateral for Securities Loaned		5,843,548

Time Deposit (2.0%)
JPMorgan Chase Nassau 0.000%, 1/4/10	47,697,941	47,697,941

Total Short-Term Investments (2.2%) (Cost/Amortized Cost $53,567,001)		53,541,489

Total Investments (98.6%) (Cost/Amortized Cost $1,851,789,070)		2,409,168,372
Other Assets Less Liabilities (1.4%)		36,150,512

Net Assets (100%)		$2,445,318,884

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $631,632 or 0.0% of net assets) at fair value by management.
(b)	Illiquid security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Government National Mortgage Association, 2.750% — 15.000%, maturing 2/15/10 to 12/20/39, which had a total value of $1,906,441.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non-Voting Depositary Receipt
PPS	— Price Protected Share
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
Dow Jones EURO Stoxx 50 Index	228	March-10	$9,580,338	$9,856,594	$276,256
FTSE 100 Index	59	March-10	5,043,184	5,140,981	97,797
Hang Seng Index	3	January-10	416,792	424,107	7,315
OMXS 30 Index	35	January-10	466,854	463,076	(3,778)
S&P 500 Index	173	March-10	47,621,728	48,037,775	416,047
SPI 200 Index	20	March-10	2,113,549	2,206,367	92,818
TOPIX Index	59	March-10	5,969,205	6,021,630	52,425

					$938,880

At December 31, 2009, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs. U.S. Dollar, expiring 1/15/10	80,000	$859,014	$873,130	$(14,116)
Japanese Yen vs. U.S. Dollar, expiring 1/15/10	25,000	268,442	276,936	(8,494)

				$(22,610)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$97,102,690	$134,973,140	$—	$232,075,830
Consumer Staples	123,082,238	127,230,905	—	250,313,143
Energy	120,285,242	111,626,533	—	231,911,775
Financials	154,717,973	347,155,694	—	501,873,667
Health Care	121,940,256	82,483,135	—	204,423,391
Industrials	98,887,867	125,121,987	16,724	224,026,578
Information Technology	194,658,354	110,667,911	—	305,326,265
Materials	47,790,447	129,858,258	—	177,648,705
Telecommunication Services	44,874,529	75,421,411	614,908	120,910,848
Utilities	35,490,747	63,734,348	—	99,225,095
Futures	942,658	—	—	942,658
Investment Companies
Exchange Traded Funds (ETFs)	7,878,808	—	—	7,878,808

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments	$—	$53,541,489	$—	$53,541,489
Warrants
Financials	—	12,778	—	12,778

Total Assets	$1,047,651,809	$1,361,827,589	$631,632	$2,410,111,030

Liabilities:
Forward Currency Contracts	$—	$(22,610)	$—	$(22,610)
Futures	(3,778)	—	—	(3,778)

Total Liabilities	$(3,778)	$(22,610)	$—	$(26,388)

Total	$1,047,648,031	$1,361,804,979	$631,632	$2,410,084,642

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities- Consumer Discretionary	Investments in Securities- Financials	Investments in Securities-Industrials
Balance as of 12/31/08	$12,463,327	$1,175,045	$—
Total gains or losses (realized/unrealized) included in earnings	(8,800,016)	(422,528)	—
Purchases, sales, issuances, and settlements (net)	(209,176)	(752,517)	—
Transfers in and/or out of Level 3	(3,454,135)	—	16,724
Balance as of 12/31/09	$—	$—	$16,724

Investments in Securities- Telecommunication Services
Balance as of 12/31/08	$—
Total gains or losses (realized/unrealized) included in earnings	—
Purchases, sales, issuances, and settlements (net)	—
Transfers in and/or out of Level 3	614,908
Balance as of 12/31/09	$614,908

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$ (15,606)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	942,658	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$942,658

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(22,610)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(3,778	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(26,388)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	2,685,765	—	2,685,765
Credit contracts	—	—	—	—	—
Equity contracts	—	11,697,295	—	—	11,697,295
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$11,697,295	$2,685,765	$—	$14,383,060

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(677,524)	—	(677,524)
Credit contracts	—	—	—	—	—
Equity contracts	—	938,880	—	—	938,880
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$938,880	$(677,524)	$—	$261,356

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $4,028,000 and futures contracts with an average notional balance of approximately $60,522,000 during the year ended December 31, 2009.

^	This Portfolio held forward foreign currency and futures contracts to gain an economic hedge against changes in the values of securities held in the Portfolio, that does not qualify for hedge accounting under ASC 815 and also to gain or reduce exposure to the financial markets.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,836,452,335
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$2,646,819,804

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$527,622,765
Aggregate gross unrealized depreciation	(18,192,549)

Net unrealized appreciation	$509,430,216

Federal income tax cost of investments	$1,899,738,156

At December 31, 2009, the Portfolio had loaned securities with a total value of $5,549,301. This was secured by collateral of $5,869,059, which was received as cash and subsequently invested in short-term investments currently valued at $5,843,548, as reported in the Portfolio of Investments.

For the year ended December 31, 2009, the Portfolio incurred approximately $1,721 as brokerage commissions with BNP Paribas, $55,986 with Morgan Stanley & Co., Inc., and $12,883 with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $898,047,754 of which $69,721,524 expires in the year 2016, and $828,326,230 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $1,851,789,070) (Securities on loan at market value $5,549,301)	$2,409,168,372
Cash	19,388,972
Foreign cash (Cost $19,563,268)	18,980,647
Cash held as collateral at broker	1,008,393
Foreign cash held as collateral at broker (Cost $4,961,455)	4,849,773
Dividends, interest and other receivables	2,963,624
Receivable for securities sold	892,618
Receivable from Separate Accounts for Trust shares sold	762,286
Other assets	8,427

Total assets	2,458,023,112

LIABILITIES
Payable for return of cash collateral on securities loaned	5,869,059
Payable to Separate Accounts for Trust shares redeemed	2,356,590
Investment management fees payable	1,478,030
Payable for securities purchased	1,035,009
Variation margin payable on futures contracts	448,862
Distribution fees payable - Class IB	394,374
Administrative fees payable	321,468
Unrealized depreciation of forward foreign currency contracts	22,610
Trustees’ fees payable	3,442
Accrued expenses	774,784

Total liabilities	12,704,228

NET ASSETS	$2,445,318,884

Net assets were comprised of:
Paid in capital	$2,833,463,506
Accumulated undistributed net investment income (loss)	(1,529,364)
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(944,229,282)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	557,614,024

Net assets	$2,445,318,884

Class IA
Net asset value, offering and redemption price per share, $576,307,800 / 50,785,689 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.35

Class IB
Net asset value, offering and redemption price per share, $1,869,011,084 / 165,113,757 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.32

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $3,161,604 foreign withholding tax)	$44,731,561
Securities lending (net)	142,699

Total income	44,874,260

EXPENSES
Investment management fees	15,794,330
Distribution fees - Class IB	3,696,010
Administrative fees	2,756,998
Custodian fees	1,500,000
Printing and mailing expenses	508,955
Professional fees	54,383
Trustees’ fees	45,079
Miscellaneous	63,940

Gross expenses	24,419,695
Less: Fees paid indirectly	(1,321,481)

Net expenses	23,098,214

NET INVESTMENT INCOME (LOSS)	21,776,046

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities (net of India tax of $(64,946) on realized gain on investments)	(608,527,967)
Foreign currency transactions	2,617,013
Futures	11,697,295

Net realized gain (loss)	(594,213,659)

Change in unrealized appreciation (depreciation) on:
Securities	1,359,174,958
Foreign currency translations	(1,375,258)
Futures	938,880

Net change in unrealized appreciation (depreciation)	1,358,738,580

NET REALIZED AND UNREALIZED GAIN (LOSS)	764,524,921

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$786,300,967

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$21,776,046	$12,623,757
Net realized gain (loss) on investments, futures and foreign currency transactions	(594,213,659)	(353,038,155)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	1,358,738,580	(1,787,189,453)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	786,300,967	(2,127,603,851)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(7,457,468)	(1,580,469)
Class IB	(19,573,999)	(2,979,353)

	(27,031,467)	(4,559,822)

Distributions from net realized capital gains
Class IA	—	(42,589,693)
Class IB	—	(105,601,141)

	—	(148,190,834)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(27,031,467)	(152,750,656)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 13,121,373 and 21,040,878 shares, respectively ]	116,298,932	304,367,859
Capital shares issued in reinvestment of dividends and distributions [ 674,898 and 3,230,348 shares, respectively ]	7,457,468	44,170,162
Capital shares repurchased [ (3,571,445) and (37,616,188) shares, respectively ]	(34,080,191)	(461,733,272)

Total Class IA transactions	89,676,209	(113,195,251)

Class IB
Capital shares sold [ 43,643,124 and 38,222,297 shares, respectively ]	403,356,556	515,817,699
Capital shares issued in reinvestment of dividends and distributions [ 1,777,932 and 7,927,517 shares, respectively ]	19,573,999	108,580,494
Capital shares repurchased [ (33,492,162) and (43,994,138) shares, respectively ]	(303,891,724)	(607,934,768)

Total Class IB transactions	119,038,831	16,463,425

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	208,715,040	(96,731,826)

TOTAL INCREASE (DECREASE) IN NET ASSETS	967,984,540	(2,377,086,333)
NET ASSETS:
Beginning of year	1,477,334,344	3,854,420,677

End of year (a)	$2,445,318,884	$1,477,334,344

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(1,529,364)	$140,199

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL MULTI-SECTOR EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009		2008		2007	2006		2005
Net asset value, beginning of year	$7.65		$18.85		$16.23	$12.87		$10.06

Income (loss) from investment operations:
Net investment income (loss)	0.13	(e)	0.10	(e)	0.05 (e)	0.04	(e)	0.09 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.72		(10.55)		6.50	4.70		3.23

Total from investment operations	3.85		(10.45)		6.55	4.74		3.32

Less distributions:
Dividends from net investment income	(0.15)		(0.04)		—	(0.10)		(0.09)
Distributions from net realized gains	—		(0.71)		(3.93)	(1.28)		(0.42)

Total dividends and distributions	(0.15)		(0.75)		(3.93)	(1.38)		(0.51)

Net asset value, end of year	$11.35		$7.65		$18.85	$16.23		$12.87

Total return	50.37%		(57.14)%		42.42%	37.41%		33.04%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$576,308		$310,097		$1,016,346	$619,212		$162,519
Ratio of expenses to average net assets:
After fees paid indirectly	1.00%		1.43%		1.39%	1.47	%(c)	1.53%
Before fees paid indirectly	1.06%		1.44%		1.39%	1.49	%(c)	1.55%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.38%		0.72%		0.25%	0.24%		0.71%
Before fees paid indirectly	1.31%		0.72%		0.25%	0.22%		0.69%
Portfolio turnover rate	144%		105%		101%	69%		52%

	Year Ended December 31,
Class IB	2009		2008		2007	2006		2005
Net asset value, beginning of year	$7.62		$18.79		$16.22	$12.87		$10.06

Income (loss) from investment operations:
Net investment income (loss)	0.10	(e)	0.05	(e)	— (e)	0.03	(e)	0.05 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.72		(10.49)		6.50	4.66		3.25

Total from investment operations	3.82		(10.44)		6.50	4.69		3.30

Less distributions:
Dividends from net investment income	(0.12)		(0.02)		—	(0.06)		(0.07)
Distributions from net realized gains	—		(0.71)		(3.93)	(1.28)		(0.42)

Total dividends and distributions	(0.12)		(0.73)		(3.93)	(1.34)		(0.49)

Net asset value, end of year	$11.32		$7.62		$18.79	$16.22		$12.87

Total return	50.18%		(57.28)%		41.98%	37.07%		32.84%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,869,011		$1,167,237		$2,838,075	$1,849,522		$1,140,481
Ratio of expenses to average net assets:
After fees paid indirectly	1.26%		1.68	%(c)	1.64%	1.72	%(c)	1.78%
Before fees paid indirectly	1.31	%(c)	1.69	%(c)	1.64%	1.74	%(c)	1.80%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	1.06%		0.36%		0.01%	0.19%		0.46%
Before fees paid indirectly	0.99%		0.36%		0.01%	0.17%		0.44%
Portfolio turnover rate	144%		105%		101%	69%		52%

(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares	(1.77)%	2.71%	4.40%	5.27%
Portfolio – IB Shares*	(1.93)	2.47	4.15	5.01
Barclays Capital Intermediate Government Bond Index	(0.32)	4.74	5.65	6.17

*   Date of inception 5/1/97. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 4/1/91

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (1.77)% for the year ended December 31, 2009. The Portfolio’s benchmark, the Barclays Capital Intermediate Government Bond Index, returned (0.32)% over the same period.

Portfolio Highlights

For the year ended December 31, 2009

The end of 2009 saw Treasury rates rise across the maturity spectrum, with 10-year maturities higher at the year-end. While the end of November brought concerns in the form of Dubai World’s refinancing challenges, within a week an announcement that its debt would be restructured defused the situation. December, true to form with the rest of the year, saw continued interest for risk-taking across all areas of the fixed income markets globally. At year end, the U.S. economy was showing positive signs as the dollar reversed its course to the upside. However, the Treasury sector experienced one of the worst results on record. There was $2.1 trillion in issuance, the highest on record.

Another notable accomplishment for 2009 was the incredible strength in the primary markets for corporate bond issuance and the eventual reinvigoration of the equity IPO market. At the end of the year, the U.S. Treasury once again showed that when it perceives a need, it will continue to prop up key players in the economy, as it invested in GMAC, taking a majority stake in the company.

In many cases, full-year excess returns for non-Treasury sectors were noteworthy. For the full year, Financial outperformed equivalent duration Treasuries by 21.41%; Industrials outperformed by 23.12%, Utilities outperformed by 27.80%, and non-corporates outperformed by 7.62%. The ABS sector outperformed Treasuries by 24.96%, and CMBS added 29.60% over like-duration Treasuries. Agency MBS finished up the entire year 4.95% ahead of Treasuries.

It is not possible to invest directly in an unmanaged index such as the Barclays Capital Intermediate Government Bond Index.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO (Unaudited)

Portfolio Characteristics
As of December 31, 2009
Weighted Average Life (Years)	4.1
Weighted Average Coupon (%)	3.3
Weighted Average Modified Duration (Years)*	3.6
Weighted Average Rating	AA+
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/2009	% of Net Assets
Government Securities	75.5%
Investment Companies	19.7
Corporate Bonds	4.6
Cash and Other	0.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,008.80	$2.48
Hypothetical (5% average return before expenses)	1,000.00	1,022.74	2.50
Class IB
Actual	1,000.00	1,008.40	3.75
Hypothetical (5% average return before expenses)	1,000.00	1,021.48	3.77

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.49% and 0.74% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (4.6%)
Financials (4.5%)
Capital Markets (0.7%)
Citigroup Funding, Inc.
1.250%, 6/3/11^	$1,000,000	$1,003,205
Goldman Sachs Group, Inc.
1.700%, 3/15/11	500,000	505,543
1.625%, 7/15/11	1,400,000	1,412,522
2.150%, 3/15/12	500,000	508,104
3.250%, 6/15/12	3,000,000	3,116,802
Morgan Stanley
2.000%, 9/22/11	1,500,000	1,523,084
3.250%, 12/1/11	1,500,000	1,555,988
2.250%, 3/13/12	500,000	507,887
1.950%, 6/20/12	1,700,000	1,715,735

		11,848,870

Commercial Banks (1.4%)
American Express Bank FSB
3.150%, 12/9/11^	1,700,000	1,756,896
Citibank N.A.
1.625%, 3/30/11	1,000,000	1,010,377
1.375%, 8/10/11	2,900,000	2,907,688
1.250%, 9/22/11	1,250,000	1,252,119
1.875%, 5/7/12	500,000	502,661
1.875%, 6/4/12^	1,500,000	1,508,596
GMAC, Inc.
1.750%, 10/30/12	3,000,000	2,980,470
2.200%, 12/19/12	2,000,000	2,012,264
HSBC USA, Inc.
3.125%, 12/16/11	1,450,000	1,500,535
KeyBank N.A.
3.200%, 6/15/12	650,000	674,690
PNC Funding Corp.
1.875%, 6/22/11	250,000	252,544
2.300%, 6/22/12	1,300,000	1,321,965
Regions Bank/Alabama
3.250%, 12/9/11	1,300,000	1,348,995
Sovereign Bank
2.750%, 1/17/12	550,000	564,550
SunTrust Bank/Georgia
3.000%, 11/16/11	1,000,000	1,031,846
US Bancorp
1.800%, 5/15/12^	1,680,000	1,688,786
Wells Fargo & Co.
3.000%, 12/9/11	1,320,000	1,362,726
2.125%, 6/15/12^	1,000,000	1,011,628

		24,689,336

Diversified Financial Services (2.2%)
Bank of America Corp.
2.100%, 4/30/12	2,400,000	2,422,154
3.125%, 6/15/12	4,400,000	4,559,267
2.375%, 6/22/12^	1,000,000	1,018,943
Citigroup Funding, Inc.
1.375%, 5/5/11^	500,000	503,197
2.125%, 7/12/12	245,000	246,892
1.875%, 10/22/12	1,800,000	1,793,200
2.250%, 12/10/12	2,000,000	2,015,700

	Principal Amount	Value (Note 1)

Citigroup, Inc.
2.875%, 12/9/11	$1,500,000	$1,544,999
2.125%, 4/30/12	4,800,000	4,851,398
General Electric Capital Corp.
1.800%, 3/11/11	3,250,000	3,286,660
3.000%, 12/9/11	2,100,000	2,164,726
2.250%, 3/12/12	1,000,000	1,014,490
2.200%, 6/8/12	2,350,000	2,382,959
2.125%, 12/21/12	1,010,000	1,010,936
2.625%, 12/28/12^	1,000,000	1,018,413
John Deere Capital Corp.
2.875%, 6/19/12	1,050,000	1,082,000
JPMorgan Chase & Co.
1.650%, 2/23/11	850,000	859,517
3.125%, 12/1/11	2,000,000	2,069,964
2.200%, 6/15/12^	1,475,000	1,495,498
2.125%, 6/22/12	1,200,000	1,213,775
2.125%, 12/26/12	2,450,000	2,460,805

		39,015,493

Thrifts & Mortgage Finance (0.2%)
Sovereign Bancorp, Inc.
2.500%, 6/15/12	400,000	408,420
U.S. Central Federal Credit
1.250%, 10/19/11^	1,000,000	999,727
1.900%, 10/19/12	500,000	499,609
Western Corporate Federal Credit Union
1.750%, 11/2/12	700,000	696,857

		2,604,613

Total Financials		78,158,312

Utilities (0.1%)
Independent Power Producers & Energy Traders (0.1%)
Tennessee Valley Authority
5.500%, 7/18/17	2,000,000	2,180,000

Total Utilities		2,180,000

Total Corporate Bonds		80,338,312

Government Securities (75.5%)
Agency Asset-Backed Securities (2.1%)
Federal Farm Credit Bank
0.590%, 1/13/11	250,000	249,930
0.875%, 12/9/11	250,000	248,161
1.050%, 12/23/11	250,000	248,810
1.125%, 1/6/12	250,000	248,213
1.830%, 12/3/12	200,000	198,246
1.625%, 12/24/12	250,000	247,955
2.700%, 10/7/13	250,000	249,524
Federal Home Loan Bank
1.050%, 5/12/11	500,000	499,771
0.800%, 6/30/11	750,000	747,501
0.750%, 7/8/11	1,000,000	996,894
1.050%, 7/29/11	250,000	249,488
1.000%, 9/8/11	500,000	498,263
1.250%, 10/19/11	250,000	249,442
1.375%, 10/19/11	1,000,000	1,002,808
1.500%, 11/9/11	500,000	499,475
1.000%, 12/28/11^	1,500,000	1,493,703
1.250%, 12/30/11	500,000	496,321

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

1.625%, 4/27/12	$250,000	$248,805
1.375%, 6/11/12	250,000	248,796
1.900%, 10/15/12	250,000	249,034
2.100%, 10/29/12	250,000	249,033
2.000%, 11/9/12	2,500,000	2,485,978
1.850%, 12/21/12	500,000	493,454
2.000%, 12/24/12	500,000	493,966
1.500%, 1/16/13	1,500,000	1,479,019
2.750%, 11/19/13	500,000	498,550
3.000%, 12/29/14	100,000	98,391
Federal Home Loan Mortgage Corp.
1.200%, 11/10/11	250,000	249,007
1.500%, 11/18/11	1,000,000	997,116
1.250%, 12/15/11	1,000,000	992,868
1.250%, 12/21/11	1,000,000	993,363
1.125%, 12/30/11	250,000	247,845
1.300%, 12/30/11	500,000	496,609
1.300%, 1/12/12	250,000	248,929
1.250%, 1/19/12	200,000	198,974
2.050%, 10/26/12	250,000	248,516
2.000%, 11/5/12^	1,000,000	996,020
1.700%, 12/17/12	500,000	493,594
2.000%, 12/28/12	300,000	297,485
1.375%, 1/9/13	1,500,000	1,474,026
2.100%, 4/12/13	250,000	249,095
2.260%, 4/30/13	250,000	249,070
3.250%, 11/25/14	200,000	198,717
3.000%, 12/30/14	250,000	246,518
3.500%, 1/26/15	100,000	99,713
Federal National Mortgage Association
1.250%, 1/6/12	250,000	249,000
0.875%, 1/12/12	1,500,000	1,488,445
1.625%, 4/30/12	250,000	249,612
2.050%, 10/19/12	500,000	498,958
1.800%, 12/21/12	300,000	296,555
1.750%, 12/28/12	500,000	495,837
2.000%, 1/15/13	150,000	149,048
2.250%, 1/15/13	100,000	100,003
2.150%, 4/12/13	250,000	249,394
3.250%, 11/5/14	250,000	248,798
3.125%, 11/10/14	1,000,000	993,323
2.625%, 12/10/14	250,000	245,214
2.875%, 12/10/14	450,000	442,770
2.750%, 12/29/14	100,000	98,844
3.000%, 12/30/14	200,000	197,900
3.250%, 1/26/15	100,000	99,286
Financing Corp
9.400%, 2/8/18	2,300,000	3,080,220
9.650%, 11/2/18	2,090,000	2,850,379
8.600%, 9/26/19	410,000	529,707
Private Export Funding Corp.
5.685%, 5/15/12	450,000	493,465
4.550%, 5/15/15	600,000	641,227

		37,644,981

U.S. Government Agencies (21.1%)
Federal Farm Credit Bank
1.125%, 10/3/11	500,000	499,023
3.500%, 10/3/11	1,000,000	1,040,202
2.000%, 1/17/12	2,500,000	2,533,540
2.020%, 4/20/12	2,000,000	2,008,980
2.250%, 4/24/12	1,000,000	1,016,766

	Principal Amount	Value (Note 1)

2.125%, 6/18/12	$1,000,000	$1,012,437
1.875%, 12/7/12	1,000,000	999,788
3.000%, 2/25/13	1,000,000	1,003,313
3.875%, 10/7/13	1,000,000	1,056,726
3.250%, 3/3/14	250,000	250,731
2.900%, 4/7/14	1,000,000	998,085
2.625%, 4/17/14	2,000,000	1,993,598
3.700%, 4/1/16	500,000	493,760
3.800%, 5/18/16	500,000	500,157
4.875%, 1/17/17	1,500,000	1,596,189
4.300%, 5/28/19	500,000	499,346
Federal Home Loan Bank
1.625%, 1/21/11	5,000,000	5,054,885
1.625%, 3/16/11	5,000,000	5,053,265
0.750%, 3/18/11	1,000,000	1,000,172
0.750%, 3/25/11	1,000,000	999,393
1.375%, 5/16/11	2,000,000	2,014,094
2.625%, 5/20/11	6,800,000	6,963,703
1.300%, 6/15/11	500,000	501,578
3.625%, 7/1/11	6,000,000	6,233,688
1.625%, 7/27/11	2,000,000	2,019,122
3.625%, 9/16/11	5,700,000	5,947,334
1.250%, 10/19/11	250,000	250,109
2.250%, 4/13/12	5,000,000	5,090,195
2.000%, 6/15/12	500,000	501,895
1.875%, 6/20/12	1,500,000	1,510,410
2.000%, 7/27/12	2,000,000	2,003,840
2.150%, 8/10/12	1,000,000	1,006,677
1.625%, 9/26/12	1,500,000	1,493,958
2.000%, 10/5/12	1,000,000	1,000,680
1.875%, 11/19/12	1,000,000	987,386
1.625%, 11/21/12^	1,000,000	992,769
2.000%, 12/28/12	250,000	247,576
3.375%, 2/27/13^	4,800,000	4,997,184
3.625%, 5/29/13	4,000,000	4,194,548
2.500%, 10/15/13	500,000	495,511
3.625%, 10/18/13	4,800,000	5,028,178
5.500%, 8/13/14^	4,800,000	5,385,307
5.530%, 11/3/14	540,000	542,293
5.375%, 5/18/16^	6,500,000	7,185,601
4.875%, 5/17/17	2,900,000	3,100,985
5.000%, 11/17/17^	4,200,000	4,543,220
4.500%, 2/25/19	250,000	249,057
4.750%, 3/18/19	250,000	248,426
Federal Home Loan Mortgage Corp.
2.000%, 2/18/11	500,000	501,062
2.000%, 2/25/11	1,000,000	1,001,893
2.050%, 3/9/11	1,000,000	1,002,617
2.000%, 3/16/11	1,000,000	1,002,492
2.125%, 3/16/11	1,500,000	1,504,232
2.750%, 4/11/11^	4,800,000	4,918,037
5.125%, 4/18/11	2,500,000	2,638,593
1.750%, 4/20/11	1,250,000	1,254,398
1.625%, 4/26/11	2,500,000	2,526,898
1.700%, 6/29/11	1,000,000	1,005,724
3.875%, 6/29/11	10,000,000	10,432,980
1.750%, 7/27/11	1,300,000	1,304,901
1.625%, 8/11/11	1,000,000	1,002,557
1.500%, 8/24/11	500,000	501,900
2.000%, 10/14/11	2,000,000	2,006,866
1.125%, 12/15/11	2,650,000	2,641,766

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

2.250%, 2/2/12	$1,000,000	$1,001,302
2.050%, 2/24/12	1,000,000	1,002,023
2.375%, 2/24/12	500,000	501,291
2.350%, 3/2/12	1,000,000	1,008,785
4.750%, 3/5/12	4,700,000	5,041,347
2.625%, 3/19/12	500,000	502,415
2.125%, 3/23/12	8,500,000	8,630,262
2.500%, 3/23/12	500,000	501,960
2.200%, 4/20/12	500,000	502,658
2.000%, 4/27/12	500,000	503,330
2.050%, 5/11/12	1,000,000	1,002,639
1.750%, 6/15/12	5,300,000	5,323,474
2.000%, 6/15/12	2,000,000	2,007,186
2.450%, 6/29/12	1,000,000	1,007,807
2.250%, 8/17/12	1,000,000	1,001,830
2.250%, 8/24/12	500,000	502,521
2.000%, 9/25/12	1,000,000	1,000,988
2.000%, 9/28/12	1,000,000	998,583
2.000%, 10/1/12	1,200,000	1,200,914
2.000%, 11/5/12	1,500,000	1,496,799
2.250%, 11/19/12	500,000	498,774
2.250%, 1/30/13	2,000,000	1,996,372
2.500%, 4/8/13	1,500,000	1,507,083
4.125%, 9/27/13	7,200,000	7,673,472
3.000%, 2/4/14	2,250,000	2,255,540
3.250%, 2/18/14	500,000	501,885
3.250%, 3/3/14	1,000,000	1,002,436
3.250%, 3/18/14	500,000	503,668
3.000%, 4/21/14	1,250,000	1,249,400
2.750%, 4/29/14	1,000,000	996,084
3.000%, 6/9/14	1,000,000	1,005,961
3.250%, 6/25/14	250,000	251,509
5.000%, 7/15/14	5,000,000	5,493,005
3.000%, 7/28/14	2,135,000	2,163,844
3.625%, 8/25/14	500,000	504,857
3.000%, 12/30/14	1,250,000	1,236,391
4.750%, 11/17/15	6,000,000	6,491,808
5.500%, 7/18/16	8,400,000	9,392,510
5.125%, 10/18/16	3,500,000	3,833,011
5.000%, 2/16/17	1,000,000	1,086,930
4.340%, 12/18/17	3,000,000	2,982,147
4.875%, 6/13/18	5,500,000	5,883,108
Federal National Mortgage Association
2.000%, 2/11/11	1,000,000	1,001,786
2.000%, 3/2/11	1,000,000	1,002,806
1.750%, 3/23/11^	8,000,000	8,097,760
2.000%, 4/1/11	4,500,000	4,518,882
2.750%, 4/11/11	4,700,000	4,816,786
1.750%, 4/15/11	2,000,000	2,006,092
2.125%, 4/15/11	500,000	502,159
5.125%, 4/15/11	7,000,000	7,394,443
1.375%, 4/28/11	350,000	352,574
1.700%, 4/29/11	1,000,000	1,003,647
1.250%, 9/22/11	500,000	497,722
1.250%, 9/28/11	1,000,000	997,297
1.000%, 11/23/11	3,110,000	3,102,751
1.430%, 12/8/11	1,000,000	1,001,894
2.000%, 1/9/12	14,645,000	14,857,982
2.500%, 2/17/12	1,000,000	1,002,698
2.250%, 2/24/12	250,000	253,204
2.500%, 3/2/12	1,000,000	1,003,611

	Principal Amount	Value (Note 1)

2.500%, 3/19/12	$1,000,000	$1,004,617
2.375%, 3/23/12	250,000	252,567
2.250%, 4/9/12	500,000	502,404
2.150%, 4/13/12	1,000,000	1,005,054
1.875%, 4/20/12	350,000	353,645
1.500%, 4/26/12	1,000,000	996,299
2.150%, 5/4/12	1,000,000	1,005,000
1.750%, 8/10/12	1,000,000	999,799
2.240%, 8/17/12	250,000	250,456
2.200%, 8/27/12	2,000,000	2,012,188
2.000%, 9/28/12	3,000,000	2,994,594
1.875%, 10/29/12	1,000,000	993,984
4.750%, 11/19/12	5,000,000	5,412,965
1.750%, 12/28/12	250,000	247,755
3.625%, 2/12/13	9,700,000	10,173,845
2.170%, 3/21/13	500,000	498,415
3.875%, 7/12/13	3,000,000	3,189,717
3.000%, 1/13/14	2,000,000	2,001,590
2.750%, 2/5/14	5,500,000	5,562,155
3.150%, 2/18/14	500,000	500,949
3.375%, 3/10/14	1,000,000	1,005,340
2.750%, 3/13/14	8,000,000	8,067,944
2.900%, 4/7/14	250,000	249,413
3.000%, 5/12/14	500,000	501,044
3.000%, 7/28/14	2,500,000	2,517,062
3.300%, 7/30/14	2,000,000	2,009,924
3.000%, 9/29/14	1,000,000	994,136
3.125%, 9/29/14	1,000,000	995,309
3.000%, 10/29/14	500,000	496,121
2.625%, 11/20/14^	2,000,000	1,984,492
4.000%, 3/10/16	1,500,000	1,500,366
3.450%, 4/8/16	2,000,000	1,974,202
3.500%, 5/18/16	3,000,000	2,992,818
5.250%, 9/15/16	505,000	557,943
4.875%, 12/15/16	5,000,000	5,409,320
5.000%, 2/13/17	2,900,000	3,147,941
5.000%, 5/11/17	5,400,000	5,865,485
(Zero Coupon), 6/1/17	1,500,000	1,090,013
5.375%, 6/12/17	3,410,000	3,780,872
4.250%, 5/21/19	500,000	498,262
Overseas Private Investment Corp.
7.050%, 11/15/13†	857,143	794,260

		372,644,864

U.S. Treasuries (52.3%)
U.S. Treasury Bonds
1.000%, 12/31/11	8,000,000	7,977,504
11.250%, 2/15/15	2,800,000	3,950,187
10.625%, 8/15/15	2,300,000	3,230,062
9.875%, 11/15/15	2,400,000	3,297,562
9.250%, 2/15/16^	2,400,000	3,232,687
7.250%, 5/15/16	7,100,000	8,789,026
7.500%, 11/15/16	6,500,000	8,191,521
8.750%, 5/15/17	5,400,000	7,298,861
8.875%, 8/15/17	2,500,000	3,407,813
9.000%, 11/15/18^	4,600,000	6,458,685
8.875%, 2/15/19	4,000,000	5,587,500
U.S. Treasury Notes
0.875%, 1/31/11	12,500,000	12,539,062
0.875%, 2/28/11^	15,000,000	15,036,330
4.500%, 2/28/11^	11,800,000	12,316,710

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

0.875%, 3/31/11	$7,000,000	$7,012,852
4.750%, 3/31/11	2,000,000	2,098,124
4.875%, 4/30/11	12,000,000	12,639,372
0.875%, 5/31/11^	10,000,000	10,012,110
4.875%, 5/31/11	4,000,000	4,226,092
1.125%, 6/30/11^	9,000,000	9,036,558
5.125%, 6/30/11	8,400,000	8,925,983
1.000%, 7/31/11	24,570,000	24,607,420
4.875%, 7/31/11	5,000,000	5,309,960
4.625%, 8/31/11	9,800,000	10,391,832
4.500%, 9/30/11	9,800,000	10,390,293
4.625%, 10/31/11	8,000,000	8,519,064
1.750%, 11/15/11	15,000,000	15,189,255
0.750%, 11/30/11^	10,000,000	9,934,770
4.500%, 11/30/11	4,000,000	4,259,064
1.125%, 12/15/11	16,400,000	16,405,773
4.625%, 12/31/11	4,400,000	4,701,127
1.125%, 1/15/12	11,500,000	11,489,213
4.750%, 1/31/12	2,900,000	3,112,289
1.375%, 2/15/12	15,000,000	15,043,365
4.875%, 2/15/12	12,000,000	12,912,192
4.625%, 2/29/12	4,000,000	4,287,188
4.500%, 3/31/12	10,000,000	10,703,120
4.500%, 4/30/12	3,500,000	3,752,381
1.375%, 5/15/12	7,000,000	7,000,000
4.750%, 5/31/12^	4,000,000	4,319,688
1.875%, 6/15/12^	11,140,000	11,261,849
4.625%, 7/31/12	6,000,000	6,480,000
4.375%, 8/15/12^	6,000,000	6,455,154
4.125%, 8/31/12	4,800,000	5,131,498
4.250%, 9/30/12^	5,000,000	5,365,625
1.375%, 10/15/12^	5,000,000	4,971,875
3.875%, 10/31/12	4,500,000	4,788,279
1.375%, 11/15/12	13,000,000	12,906,556
4.000%, 11/15/12	6,800,000	7,263,780
3.375%, 11/30/12	5,500,000	5,776,716
1.125%, 12/15/12	5,000,000	4,919,900
3.625%, 12/31/12	3,500,000	3,700,977
3.875%, 2/15/13	11,000,000	11,715,000
2.750%, 2/28/13	6,000,000	6,181,872
2.500%, 3/31/13	7,400,000	7,568,232
3.625%, 5/15/13	7,800,000	8,258,250
3.500%, 5/31/13	10,000,000	10,538,280
3.375%, 6/30/13	7,900,000	8,291,911
3.375%, 7/31/13	7,900,000	8,292,535
4.250%, 8/15/13	5,800,000	6,258,560
3.125%, 8/31/13	11,000,000	11,430,551
3.125%, 9/30/13	4,400,000	4,572,907
2.750%, 10/31/13	12,900,000	13,211,419
2.000%, 11/30/13	13,000,000	12,930,944
1.750%, 1/31/14	5,000,000	4,905,080
4.000%, 2/15/14	15,800,000	16,894,893
1.875%, 2/28/14	28,000,000	27,538,448
1.875%, 4/30/14	26,000,000	25,465,778
4.750%, 5/15/14^	11,000,000	12,103,432
2.250%, 5/31/14^	10,000,000	9,932,030
2.625%, 6/30/14	7,800,000	7,856,675
4.250%, 8/15/14^	9,800,000	10,572,514
2.375%, 10/31/14^	4,000,000	3,956,560
4.250%, 11/15/14	9,800,000	10,556,442
4.000%, 2/15/15^	14,400,000	15,304,493

	Principal Amount	Value (Note 1)

4.125%, 5/15/15	$5,600,000	$5,971,000
4.250%, 8/15/15	8,000,000	8,562,496
4.500%, 2/15/16	9,000,000	9,708,048
2.625%, 2/29/16	9,000,000	8,755,308
2.375%, 3/31/16	10,000,000	9,567,190
2.625%, 4/30/16	5,000,000	4,844,920
5.125%, 5/15/16	10,500,000	11,710,776
3.250%, 5/31/16	4,000,000	4,016,564
3.250%, 6/30/16	4,000,000	4,011,564
4.875%, 8/15/16^	9,000,000	9,897,192
3.125%, 10/31/16	25,000,000	24,685,550
4.625%, 11/15/16	11,000,000	11,901,483
3.250%, 12/31/16	9,000,000	8,924,058
4.625%, 2/15/17	8,300,000	8,962,058
4.500%, 5/15/17	6,900,000	7,375,990
4.750%, 8/15/17	5,000,000	5,425,390
4.250%, 11/15/17	7,000,000	7,336,875
3.500%, 2/15/18	15,000,000	14,876,955
3.875%, 5/15/18	10,000,000	10,153,910
4.000%, 8/15/18	5,500,000	5,617,304
3.750%, 11/15/18	22,000,000	21,998,284
2.750%, 2/15/19	29,000,000	26,698,125
3.125%, 5/15/19	19,000,000	17,993,589
3.625%, 8/15/19	4,000,000	3,932,500

		923,878,739

Total Government Securities		1,334,168,584

Total Long-Term Debt Securities (80.1%) (Cost $1,428,845,418)		1,414,506,896

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(19.7%)
iShares Barclays 1-3 Year Treasury Bond Fund	1,762,000	146,157,900
iShares Barclays 3-7 Year Treasury Bond Fund	1,276,000	140,564,160
iShares Barclays 7-10 Year Treasury Bond Fund	695,000	61,577,000

Total Investment Companies (19.7%) (Cost $361,746,794)		348,299,060

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (1.0%)
Goldman Sachs & Co., Repurchase Agreement 0.00%, 1/4/10 (v)	$11,899,199	11,899,199
Lehman Brothers Holdings, Inc. 0.00%, 1/4/10 (h)(s)	10,000,000	1,950,000
Monumental Global Funding II 0.40%, 3/26/10 (l)	5,000,000	4,968,110

Total Short-Term Investments of Cash Collateral for Securities Loaned		18,817,309

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Time Deposit (0.4%)
JPMorgan Chase Nassau 0.000%, 1/4/10	$6,550,164	$6,550,164

Total Short-Term Investments (1.4%) (Cost/Amortized Cost $33,449,363)		25,367,473

Total Investments (101.2%) (Cost/Amortized Cost $1,824,041,575)		1,788,173,429
Other Assets Less Liabilities (-1.2%)		(21,397,939)

Net Assets (100%)		$1,766,775,490

^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $794,260 or of 0.0% of net assets) at fair value by management.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(s)	Issuer in bankruptcy.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Government National Mortgage Association, 2.750% – 15.000%, maturing 2/15/10 to 12/20/39, which had a total value of $12,137,184.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Financials	$—	$78,158,312	$—	$78,158,312
Utilities	—	2,180,000	—	2,180,000
Government Securities
Agency ABS	—	37,644,981	—	37,644,981
U.S. Government Agencies	—	371,850,604	794,260	372,644,864
U.S. Treasuries	—	923,878,739	—	923,878,739
Investment Companies
Exchange Traded Funds (ETFs)	348,299,060	—	—	348,299,060
Short-Term Investments	—	25,367,473	—	25,367,473

Total Assets	$348,299,060	$1,439,080,109	$794,260	$1,788,173,429

Total Liabilities	$—	$—	$—	$—

Total	$348,299,060	$1,439,080,109	$794,260	$1,788,173,429

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities - ABS	Investments in Securities - Government
Balance as of 12/31/08	$700,065	$—
Total gains or losses (realized/unrealized) included in earnings	(536,691)	—
Purchases, sales, issuances, and settlements (net)	(163,374)	—
Transfers in and/or out of Level 3	—	794,260
Balance as of 12/31/09	$—	$794,260

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$(71,979)

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,129,117,563
Long-term U.S. Treasury securities	1,678,980,117

$2,808,097,680

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$853,109,488
Long-term U.S. Treasury securities	952,957,792

$1,806,067,280

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,522,278
Aggregate gross unrealized depreciation	(41,939,905)

Net unrealized depreciation	$(38,417,627)

Federal income tax cost of investments	$1,826,591,056

At December 31, 2009, the Portfolio had loaned securities with a total value of $26,311,435. This was secured by collateral of $26,899,200, which was received as cash and subsequently invested in short-term investments currently valued at $18,817,309, as reported in the Portfolio of Investments.

The Portfolio has a net capital loss carryforward of $18,280,198 of which $11,384,023 expires in the year 2014, $1,221,059 expires in the year 2016 and $5,675,116 expires in the year 2017.

Included in the capital loss carryforward amounts are $1,221,059 of losses acquired from EQ/Government Securities Portfolio as a result of a tax free reorganization that occurred during the year 2009. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $1,824,041,575) (Securities on loan at market value $26,311,435)	$1,788,173,429
Receivable for securities sold	26,488,636
Dividends, interest and other receivables	10,701,828
Receivable from Separate Accounts for Trust shares sold	3,621,197
Other assets	6,849

Total assets	1,828,991,939

LIABILITIES
Payable for securities purchased	32,662,125
Payable for return of cash collateral on securities loaned	26,899,200
Payable to Separate Accounts for Trust shares redeemed	1,587,400
Investment management fees payable	536,084
Administrative fees payable	157,871
Distribution fees payable - Class IB	105,875
Trustees fees payable	2,563
Accrued expenses	265,331

Total liabilities	62,216,449

NET ASSETS	$1,766,775,490

Net assets were comprised of:
Paid in capital	$1,823,456,916
Accumulated undistributed net investment income (loss)	16,401
Accumulated undistributed net realized gain (loss) on investments	(20,829,681)
Unrealized appreciation (depreciation) on investments	(35,868,146)

Net assets	$1,766,775,490

Class IA
Net asset value, offering and redemption price per share, $1,272,942,206 / 132,667,778 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.59

Class IB
Net asset value, offering and redemption price per share, $493,833,284 / 51,769,312 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.54

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Interest	$24,429,209
Dividends	6,352,939
Securities lending (net)	8,653

Total income	30,790,801

EXPENSES
Investment management fees	5,440,818
Administrative fees	1,620,253
Distribution fees - Class IB	1,319,727
Printing and mailing expenses	460,219
Professional fees	51,334
Trustees’ fees	34,246
Custodian fees	11,500
Miscellaneous	53,863

Total expenses	8,991,960

NET INVESTMENT INCOME (LOSS)	21,798,841

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	(7,689,615)
Net change in unrealized appreciation (depreciation) on securities	(28,697,661)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(36,387,276)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(14,588,435)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$21,798,841	$26,517,240
Net realized gain (loss) on investments	(7,689,615)	17,430,846
Net change in unrealized depreciation on investments	(28,697,661)	(19,072,961)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,588,435)	24,875,125

DIVIDENDS:
Dividends from net investment income
Class IA	(16,599,113)	(8,083,411)
Class IB	(5,203,230)	(17,860,648)

TOTAL DIVIDENDS	(21,802,343)	(25,944,059)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 113,050,267 and 6,882,021 shares, respectively ]	1,097,916,294	68,849,764
Capital shares issued in connection with merger (Note 8) [ 5,425,112 and 0 shares, respectively ]	52,941,956	—
Capital shares issued in reinvestment of dividends [ 1,708,322 and 814,547 shares, respectively ]	16,599,113	8,083,411
Capital shares repurchased [ (11,082,828) and (7,159,521) shares, respectively ]	(107,669,198)	(71,636,041)

Total Class IA transactions	1,059,788,165	5,297,134

Class IB
Capital shares sold [ 20,710,031 and 29,336,698 shares, respectively ]	200,115,796	291,634,234
Capital shares issued in reinvestment of dividends [ 538,583 and 1,810,216 shares, respectively ]	5,203,230	17,860,648
Capital shares repurchased [ (26,138,277) and (22,352,875) shares, respectively ]	(252,267,888)	(221,999,197)

Total Class IB transactions	(46,948,862)	87,495,685

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,012,839,303	92,792,819

TOTAL INCREASE (DECREASE) IN NET ASSETS	976,448,525	91,723,885
NET ASSETS:
Beginning of year	790,326,965	698,603,080

End of year (a)	$1,766,775,490	$790,326,965

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$16,401	$(9,357)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND INDEX PORTFOLIO (gg)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.89	$9.89	$9.67	$9.77	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14 (e)	0.37 (e)	0.44 (e)	0.40 (e)	0.34 (e)
Net realized and unrealized gain (loss) on investments	(0.31)	(0.02)	0.25	(0.07)	(0.19)

Total from investment operations	(0.17)	0.35	0.69	0.33	0.15

Less distributions:
Dividends from net investment income	(0.13)	(0.35)	(0.47)	(0.43)	(0.38)

Net asset value, end of year	$9.59	$9.89	$9.89	$9.67	$9.77

Total return	(1.77)%	3.56%	7.13%	3.35%	1.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,272,942	$233,132	$227,848	$222,451	$248,266
Ratio of expenses to average net assets	0.49%	0.65%	0.63%	0.61%	0.56%
Ratio of net investment income (loss) to average net assets	1.48%	3.74%	4.46%	4.03%	3.42%
Portfolio turnover rate	120%	211%	167%	231%	251%

	Year Ended December 31,
Class IB	2009	2008	2007	2006	2005
Net asset value, beginning of year	$9.83	$9.84	$9.62	$9.71	$9.94

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.35 (e)	0.41 (e)	0.37 (e)	0.32 (e)
Net realized and unrealized gain (loss) on investments	(0.31)	(0.03)	0.25	(0.06)	(0.20)

Total from investment operations	(0.19)	0.32	0.66	0.31	0.12

Less distributions:
Dividends from net investment income	(0.10)	(0.33)	(0.44)	(0.40)	(0.35)

Net asset value, end of year	$9.54	$9.83	$9.84	$9.62	$9.71

Total return	(1.93)%	3.19%	6.97%	3.07%	1.24%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$493,833	$557,195	$470,755	$486,352	$542,787
Ratio of expenses to average net assets	0.74%	0.90%	0.88%	0.86%	0.81%
Ratio of net investment income (loss) to average net assets	1.26%	3.49%	4.21%	3.74%	3.17%
Portfolio turnover rate	120%	211%	167%	231%	251%

(e)	Net investment income per share is based on average shares outstanding.
(gg)	On September 25, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Government Securities Portfolio that followed the same objectives as this Portfolio.

See Notes to Financial Statements.

EQ/INTERNATIONAL CORE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Life Insurance Company

➢	Hirayama Investments, LLC

➢	SSgA Funds Management, Inc.

➢	Wentworth Hauser and Violich, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	35.55%	4.00%	0.02%	3.30%
Portfolio – IB Shares	35.34	3.73	(0.17)	3.11
MSCI EAFE Index	31.78	3.54	1.17	2.87

*   Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/1/99

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 35.55% for the year ended December 31, 2009. The Portfolio’s benchmark, the MSCI EAFE Index, returned 31.78% over the same period.

Asset Class Overview

Over the 12 months, international stocks posted strong gains as global economic growth prospects brightened and the corporate profit outlook improved. Developed international equity markets, as represented by the MSCI EAFE Index, rose 31.78%. The U.S. dollar generally weakened during the year, which had a positive impact for U.S.-based international equity investors. Nine of the ten sectors in the MSCI EAFE Index posted double-digit gains, led by Materials, which soared nearly 70%. Utilities was the weakest-performing sector of the Index, experiencing a relatively modest gain of 5%.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	An underweighting of the underperforming Financial sector combined with the positive performance of investments in the Materials and Industrials sectors contributed to positive relative performance.

•	Stock selection in the Energy sector contributed to relative performance on a positive basis.

•	Individual stock outperformance led by Rio Tinto, Vale SA, Agrium and Syngenta.

What hurt performance during the year:

•	Individual stock underperformance was led by Weatherford International, Manulife Financial and Foster Wheeler.

•	The Financial and Consumer Discretionary sectors detracted from relative performance.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	16.5%
Energy	15.5
Materials	13.5
Industrials	10.6
Exchange Traded Funds	10.1
Consumer Staples	9.5
Consumer Discretionary	5.8
Health Care	5.2
Utilities	4.0
Telecommunication Services	3.6
Information Technology	2.9
Cash and Other	2.8

100.0%

EQ/INTERNATIONAL CORE PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,227.30	$4.77
Hypothetical (5% average return before expenses)	1,000.00	1,020.92	4.33
Class IB
Actual	1,000.00	1,227.10	6.17
Hypothetical (5% average return before expenses)	1,000.00	1,019.66	5.60

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.85% and 1.10% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (6.8%)
AGL Energy Ltd.	38,485	$484,103
Alumina Ltd.*	192,413	315,959
Amcor Ltd.	99,417	553,853
AMP Ltd.	172,399	1,038,305
Aristocrat Leisure Ltd.	26,818	95,725
Arrow Energy Ltd.*	44,081	163,180
Asciano Group*	215,284	347,569
ASX Ltd.	14,385	448,018
Australia & New Zealand Banking Group Ltd.	204,564	4,162,019
Bendigo and Adelaide Bank Ltd.	29,016	254,377
BGP Holdings plc*(b)†	1,854,827	—
BHP Billiton Ltd.	827,622	31,692,773
BHP Billiton Ltd. (ADR)	15,763	1,207,131
Billabong International Ltd.	16,353	158,984
BlueScope Steel Ltd.	141,804	391,296
Boral Ltd.	49,482	261,479
Brambles Ltd.	112,634	682,317
Caltex Australia Ltd.*	10,072	83,578
CFS Retail Property Trust (REIT)	139,332	235,975
Coca-Cola Amatil Ltd.	44,903	462,716
Cochlear Ltd.	4,276	264,039
Commonwealth Bank of Australia	124,069	6,049,875
Computershare Ltd.	35,233	359,263
Crown Ltd.	39,341	281,663
CSL Ltd.	48,671	1,415,940
CSR Ltd.	123,713	198,982
Dexus Property Group (REIT)	364,127	274,951
Energy Resources of Australia Ltd.	5,225	111,748
Fairfax Media Ltd.	165,946	255,962
Fortescue Metals Group Ltd.*	101,483	399,662
Foster’s Group Ltd.	155,389	764,645
Goodman Fielder Ltd.	111,881	162,852
Goodman Group (REIT)	480,176	270,225
GPT Group (REIT)	699,198	375,508
Harvey Norman Holdings Ltd.	39,623	148,783
Incitec Pivot Ltd.	127,723	404,765
Insurance Australia Group Ltd.	167,056	598,379
Leighton Holdings Ltd.	12,560	424,387
Lend Lease Corp., Ltd.	35,811	326,325
Macquarie Group Ltd.	27,613	1,182,207
Macquarie Infrastructure Group	183,591	218,780
MAp Group	60,258	162,706
Metcash Ltd.	58,416	233,816
Mirvac Group (REIT)	206,257	286,941
National Australia Bank Ltd.	171,187	4,165,527
Newcrest Mining Ltd.	39,339	1,232,916
Nufarm Ltd.	13,434	131,247
OneSteel Ltd.	108,307	322,202
Orica Ltd.	29,528	684,419
Origin Energy Ltd.	72,535	1,088,954
OZ Minerals Ltd.*	238,254	249,130
Paladin Energy Ltd.*	52,053	193,180
Qantas Airways Ltd.	90,491	240,504
QBE Insurance Group Ltd.	82,735	1,888,388

	Number of Shares	Value (Note 1)

Rio Tinto Ltd.	35,579	$2,354,112
Santos Ltd.	65,417	823,726
Sims Metal Management Ltd.	11,791	230,807
Sonic Healthcare Ltd.	31,006	427,025
SP AusNet	113,962	93,332
Stockland Corp., Ltd. (REIT)	184,639	648,854
Suncorp-Metway Ltd.	109,086	842,328
TABCORP Holdings Ltd.	46,214	286,572
Tatts Group Ltd.	105,467	230,069
Telstra Corp., Ltd.	361,328	1,107,315
Toll Holdings Ltd.	54,172	422,153
Transurban Group	92,371	457,584
Wesfarmers Ltd.	82,108	2,282,824
Wesfarmers Ltd. (PPS)	11,888	330,520
Westfield Group (REIT)	170,904	1,905,970
Westpac Banking Corp.	245,861	5,534,139
Woodside Petroleum Ltd.	44,270	1,860,651
Woolworths Ltd.	100,508	2,517,540
WorleyParsons Ltd.	12,797	331,500

		91,095,249

Austria (0.2%)
Erste Group Bank AG	14,190	525,982
Immoeast AG*	34,057	186,708
OMV AG	13,202	578,136
Raiffeisen International Bank Holding AG	4,039	228,614
Telekom Austria AG	25,736	367,448
Verbund – Oesterreichische Elektrizitaetswirtschafts AG, Class A	6,498	275,495
Vienna Insurance Group	3,087	158,515
Voestalpine AG	9,445	344,410

		2,665,308

Belgium (0.6%)
Anheuser-Busch InBev N.V.*	84,644	3,050,225
Belgacom S.A.	12,608	454,769
Cie Nationale a Portefeuille	2,931	156,310
Colruyt S.A.	1,245	300,184
Delhaize Group S.A.	8,112	621,321
Dexia S.A.*	44,200	278,041
Fortis*	180,762	669,698
Groupe Bruxelles Lambert S.A.	6,507	612,370
KBC Groep N.V.*	13,280	575,103
Mobistar S.A.	2,369	162,005
Solvay S.A.	4,641	500,330
UCB S.A.	7,704	322,613
Umicore	9,505	316,516

		8,019,485

Bermuda (0.8%)
Nabors Industries Ltd.*	99,359	2,174,969
PartnerReinsurance Ltd.	107,578	8,031,773
Seadrill Ltd.	22,392	567,198

		10,773,940

Brazil (2.0%)
Petroleo Brasileiro S.A. (ADR)	159,312	7,595,996
Vale S.A. (ADR)	649,011	18,840,790

		26,436,786

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Canada (8.5%)
Agrium, Inc. (When Issued)*	286,915	$17,645,273
Brookfield Asset Management, Inc., Class A	99,134	2,198,792
Canadian National Railway Co.	290,026	15,765,813
Canadian Natural Resources Ltd.	172,318	12,424,559
Canadian Pacific Railway Ltd. (New York Exchange)	132,235	7,140,690
Canadian Pacific Railway Ltd. (Toronto Exchange)	103,807	5,636,754
Cenovus Energy, Inc.	133,700	3,374,462
EnCana Corp.	133,700	4,339,028
Ensign Energy Services, Inc.	15,370	220,443
Finning International, Inc.	171,922	2,741,941
Manulife Financial Corp.	112,082	2,061,186
Potash Corp. of Saskatchewan, Inc.	207,163	22,601,828
Suncor Energy, Inc.	460,541	16,293,076
Talisman Energy, Inc.	118,836	2,237,301

		114,681,146

China (0.0%)
Foxconn International Holdings Ltd.*	170,008	195,717

Cyprus (0.0%)
Bank of Cyprus PCL	48,826	340,340

Denmark (0.5%)
A. P. Moller – Maersk A/S, Class A	43	289,874
A. P. Moller – Maersk A/S, Class B	108	755,213
Carlsberg A/S, Class B	8,879	655,240
Coloplast A/S, Class B	1,782	161,957
Danske Bank A/S*	36,391	828,586
DSV A/S*	16,805	301,489
H. Lundbeck A/S	4,618	84,054
Novo Nordisk A/S, Class B	35,596	2,277,532
Novozymes A/S, Class B	3,513	364,262
Topdanmark A/S*	1,183	160,183
TrygVesta A/S	2,030	134,002
Vestas Wind Systems A/S*	16,858	1,031,494
William Demant Holding A/S*	1,856	139,858

		7,183,744

Finland (0.7%)
Elisa Oyj	10,795	246,618
Fortum Oyj	35,576	963,790
Kesko Oyj, Class B	4,958	163,528
Kone Oyj, Class B	12,395	529,764
Metso Oyj	10,936	384,501
Neste Oil Oyj	9,564	169,616
Nokia Oyj	307,285	3,944,876
Nokian Renkaat Oyj	7,916	192,067
Orion Oyj, Class B	6,663	143,471
Outokumpu Oyj	8,840	166,221
Pohjola Bank plc	13,768	148,991
Rautaruukki Oyj	6,284	144,284
Sampo Oyj, Class A	33,671	817,182

	Number of Shares	Value (Note 1)

Sanoma Oyj	6,550	$146,988
Stora Enso Oyj, Class R*	46,899	328,736
UPM-Kymmene Oyj	43,156	513,250
Wartsila Oyj	7,156	286,055

		9,289,938

France (6.2%)
Accor S.A.	11,981	650,854
Aeroports de Paris S.A.	2,268	182,431
Air France-KLM*	10,857	169,280
Air Liquide S.A.	20,366	2,404,072
Alcatel-Lucent*	190,888	639,314
Alstom S.A.	16,809	1,167,864
Atos Origin S.A.*	3,702	168,557
BioMerieux	1,110	129,109
BNP Paribas S.A.	77,349	6,103,890
Bouygues S.A.	18,642	972,210
Bureau Veritas S.A.	3,825	198,136
Cap Gemini S.A.	12,179	551,654
Carrefour S.A.	51,984	2,499,361
Casino Guichard Perrachon S.A.	4,563	408,936
Christian Dior S.A.	4,979	511,748
Cie de Saint-Gobain S.A.	30,030	1,611,940
Cie Generale de Geophysique-Veritas*	11,068	236,066
Cie Generale d’Optique Essilor International S.A.	16,012	953,253
CNP Assurances S.A.	3,164	306,334
Compagnie Generale des Etablissements Michelin, Class B	12,061	925,144
Credit Agricole S.A.	73,533	1,281,949
Danone S.A.	45,233	2,754,657
Dassault Systemes S.A.	4,884	277,995
EDF S.A.	19,585	1,165,413
Eiffage S.A.	3,226	182,265
Eramet S.A.	421	131,106
Eurazeo S.A.	1,928	134,541
Eutelsat Communications S.A.	7,736	248,199
Fonciere Des Regions (REIT)	2,030	207,607
France Telecom S.A.	149,924	3,743,214
GDF Suez S.A.	101,522	4,404,406
Gecina S.A. (REIT)	1,467	158,783
Hermes International S.A.	4,404	585,805
ICADE (REIT)	1,469	139,707
Iliad S.A.	1,213	144,509
Imerys S.A.	2,741	163,024
Ipsen S.A.	2,027	112,594
J.C. Decaux S.A.*	5,242	127,095
Klepierre S.A. (REIT)	7,156	291,102
Lafarge S.A.	16,475	1,354,846
Lagardere S.C.A.	9,518	384,058
Legrand S.A.	8,229	229,464
L’Oreal S.A.	19,661	2,182,861
LVMH Moet Hennessy Louis Vuitton S.A.	19,990	2,244,521
M6-Metropole Television	5,182	132,584
Natixis S.A.*	75,927	377,967
Neopost S.A.	2,319	191,598
PagesJaunes Groupe S.A.	10,148	112,973
Pernod-Ricard S.A.	16,345	1,402,978

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Peugeot S.A.*	12,495	$418,592
PPR S.A.	6,217	744,976
Publicis Groupe S.A.	9,654	391,633
Renault S.A.*	14,994	763,509
Safran S.A.	14,334	278,860
Sanofi-Aventis S.A.	86,082	6,747,685
Schneider Electric S.A.	19,626	2,273,709
SCOR SE	13,051	325,988
Societe BIC S.A.	1,992	137,870
Societe Des Autoroutes Paris-Rhin-Rhone*	1,687	129,224
Societe Generale S.A.	51,372	3,554,555
Societe Television Francaise 1 S.A.	9,432	174,180
Sodexo S.A.	7,603	434,246
Suez Environnement Co. S.A.	21,721	501,793
Technip S.A.	8,530	597,729
Thales S.A.	7,544	386,596
Total S.A.	172,552	11,057,401
Unibail-Rodamco S.A. (REIT)	7,213	1,587,856
Vallourec S.A.	4,444	808,300
Veolia Environnement	31,614	1,039,533
Vinci S.A.	34,725	1,944,949
Vivendi S.A.	99,983	2,951,667

		82,908,825

Germany (5.4%)
Adidas AG	16,052	866,675
Allianz SE (Registered)	45,981	5,723,387
BASF SE	122,924	7,624,540
Bayer AG	67,538	5,397,983
Bayerische Motoren Werke (BMW) AG (Preference)	4,194	137,951
Bayerische Motoren Werke (BMW) AG	27,194	1,236,282
Beiersdorf AG	7,069	464,586
Celesio AG	6,345	161,208
Commerzbank AG*	58,708	492,223
Daimler AG	73,698	3,937,463
Deutsche Bank AG (Registered)	48,635	3,427,928
Deutsche Boerse AG	15,726	1,307,481
Deutsche Lufthansa AG (Registered)	18,466	310,017
Deutsche Post AG (Registered)	69,689	1,340,902
Deutsche Postbank AG*	7,034	229,843
Deutsche Telekom AG (Registered)	232,859	3,439,096
E.ON AG	155,469	6,490,468
Fraport AG	2,948	153,338
Fresenius Medical Care AG & Co. KGaA	15,312	810,743
Fresenius SE	2,267	141,117
Fresenius SE (Preference)	6,303	450,457
GEA Group AG	12,223	272,131
Hannover Rueckversicherung AG (Registered)*	4,498	211,133
HeidelbergCement AG	11,473	789,178
Henkel AG & Co. KGaA	10,669	476,470
Henkel AG & Co. KGaA (Preference)	14,262	742,517

	Number of Shares	Value (Note 1)

Hochtief AG	3,133	$239,422
Infineon Technologies AG*	87,014	480,367
K+S AG	13,855	796,430
Linde AG	12,455	1,499,146
MAN SE	8,446	657,801
Merck KGaA	5,171	483,327
Metro AG	9,317	567,901
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	16,125	2,513,678
Porsche Automobil Holding SE (Preference)	7,333	460,584
Puma AG Rudolf Dassler Sport	517	171,225
RWE AG	59,890	5,819,965
RWE AG (Non-Voting) (Preference)	2,910	259,638
Salzgitter AG	2,984	291,686
SAP AG	70,137	3,307,938
Siemens AG (Registered)	67,296	6,172,587
Solarworld AG	6,251	136,983
Suedzucker AG	5,326	110,579
ThyssenKrupp AG	27,781	1,046,286
TUI AG*	16,726	139,527
United Internet AG*	9,847	130,221
Volkswagen AG	3,717	411,175
Volkswagen AG (Preference)	8,434	792,793
Wacker Chemie AG	1,227	214,003

		73,338,379

Greece (0.3%)
Alpha Bank AE*	38,074	440,475
Coca Cola Hellenic Bottling Co. S.A.	14,735	335,691
EFG Eurobank Ergasias S.A.*	25,939	287,675
Hellenic Petroleum S.A.	9,458	105,104
Hellenic Telecommunications Organization S.A.	19,363	283,503
Marfin Investment Group S.A.*	51,328	145,987
National Bank of Greece S.A.*	49,859	1,271,358
OPAP S.A.	18,007	394,212
Piraeus Bank S.A.*	24,416	278,595
Public Power Corp. S.A.*	8,743	161,369
Titan Cement Co. S.A.	4,463	129,279

		3,833,248

Hong Kong (1.5%)
ASM Pacific Technology Ltd.	16,607	156,096
Bank of East Asia Ltd.	121,780	478,145
BOC Hong Kong Holdings Ltd.	295,543	664,691
Cathay Pacific Airways Ltd.*	94,575	175,253
Cheung Kong Holdings Ltd.	113,899	1,460,608
Cheung Kong Infrastructure Holdings Ltd.	34,340	130,338
Chinese Estates Holdings Ltd.	66,991	114,074
CLP Holdings Ltd.	168,064	1,135,597
Esprit Holdings Ltd.	93,594	615,989
Genting Singapore plc*	457,082	418,615
Hang Lung Group Ltd.	64,739	320,271
Hang Lung Properties Ltd.	167,438	654,174
Hang Seng Bank Ltd.	61,474	904,370
Henderson Land Development Co., Ltd.	89,190	664,561

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Hong Kong & China Gas Co., Ltd.	320,480	$799,322
Hong Kong Aircraft Engineering Co., Ltd.	5,631	72,953
Hong Kong Exchanges and Clearing Ltd.	83,627	1,488,761
HongKong Electric Holdings Ltd.	113,996	619,395
Hopewell Holdings Ltd.	47,851	154,165
Hutchison Whampoa Ltd.	176,571	1,207,521
Hysan Development Co., Ltd.	48,459	137,214
Kerry Properties Ltd.	55,732	281,408
Li & Fung Ltd.	183,519	755,269
Lifestyle International Holdings Ltd.	54,606	101,283
Link REIT (REIT)	182,117	463,443
Mongolia Energy Co., Ltd.*	242,627	123,134
MTR Corp.	111,029	381,422
New World Development Ltd.	197,144	402,362
Noble Group Ltd.	125,400	287,304
NWS Holdings Ltd.	66,716	122,693
Orient Overseas International Ltd.	17,452	81,007
PCCW Ltd.	291,585	70,184
Shangri-La Asia Ltd.	104,332	195,151
Sino Land Co., Ltd.	130,038	251,046
Sun Hung Kai Properties Ltd.	114,278	1,695,708
Swire Pacific Ltd., Class A	63,331	763,476
Television Broadcasts Ltd.	21,392	102,646
Wharf Holdings Ltd.	113,573	649,421
Wheelock & Co., Ltd.	68,116	207,270
Wing Hang Bank Ltd.	14,356	133,398
Yue Yuen Industrial Holdings Ltd.	53,199	153,645

		19,593,383

Ireland (0.3%)
Anglo Irish Bank Corp., Ltd.*†	120,266	—
CRH plc	57,620	1,560,919
Elan Corp. plc*	42,633	266,838
Experian plc	82,176	812,361
Kerry Group plc, Class A	10,679	314,775
Ryanair Holdings plc (ADR)*	4,577	122,755
Shire plc	44,897	877,995

		3,955,643

Italy (2.4%)
A2A S.p.A.	93,480	195,664
Assicurazioni Generali S.p.A.	95,383	2,557,325
Atlantia S.p.A.	20,150	523,782
Autogrill S.p.A.*	8,560	107,661
Banca Carige S.p.A.	55,507	147,719
Banca Monte dei Paschi di Siena S.p.A.	188,785	330,548
Banca Popolare Societa Cooperativa	30,114	213,630
Banco Popolare S.c.a.r.l.*	53,195	398,178
Enel S.p.A.	538,111	3,124,763
ENI S.p.A.	213,835	5,444,044
Exor S.p.A.	7,556	146,122
Fiat S.p.A.*	61,661	897,402

	Number of Shares	Value (Note 1)

Finmeccanica S.p.A.	33,690	$537,298
Fondiaria-Sai S.p.A.	5,108	80,752
Intesa Sanpaolo S.p.A.*	706,276	3,081,503
Italcementi S.p.A.	5,986	81,761
Luxottica Group S.p.A.	10,615	274,979
Mediaset S.p.A.	58,641	479,146
Mediobanca S.p.A.*	39,459	468,179
Mediolanum S.p.A.	17,155	106,522
Parmalat S.p.A.	136,816	383,371
Pirelli & C S.p.A.*	195,184	116,515
Prysmian S.p.A.	8,705	152,378
Saipem S.p.A.	158,695	5,451,613
Snam Rete Gas S.p.A.	124,710	620,145
Telecom Italia S.p.A.	809,352	1,255,254
Telecom Italia S.p.A. (RNC)	485,995	536,364
Terna Rete Elettrica Nazionale S.p.A.	101,790	437,981
UniCredit S.p.A.*	1,163,337	3,869,702
Unione di Banche Italiane S.c.p.A.	46,836	670,893
Unipol Gruppo Finanziario S.p.A.*	49,677	67,818

		32,759,012

Japan (12.7%)
77 Bank Ltd.	26,459	140,022
ABC-Mart, Inc.	2,140	59,469
Acom Co., Ltd.	3,576	54,244
Advantest Corp.	12,498	324,714
Aeon Co., Ltd.	49,652	401,469
Aeon Credit Service Co., Ltd.	6,138	58,977
Aeon Mall Co., Ltd.	6,362	123,113
Aioi Insurance Co., Ltd.	38,280	183,018
Air Water, Inc.	11,000	129,516
Aisin Seiki Co., Ltd.	14,638	418,376
Ajinomoto Co., Inc.	55,168	519,372
Alfresa Holdings Corp.	3,966	157,020
All Nippon Airways Co., Ltd.	65,302	177,003
Amada Co., Ltd.	28,148	174,690
Aozora Bank Ltd.*	52,918	55,919
Asahi Breweries Ltd.	30,287	555,435
Asahi Glass Co., Ltd.	82,752	775,208
Asahi Kasei Corp.	99,078	495,094
Asics Corp.	12,948	115,927
Astellas Pharma, Inc.	36,930	1,375,593
Bank of Kyoto Ltd.	23,082	186,272
Bank of Yokohama Ltd.	95,700	433,392
Benesse Holdings, Inc.	5,574	233,095
Bridgestone Corp.	48,864	856,308
Brother Industries Ltd.	18,015	205,804
Canon Marketing Japan, Inc.	5,462	80,212
Canon, Inc.	88,030	3,721,474
Casio Computer Co., Ltd.	18,127	144,118
Central Japan Railway Co.	126	840,522
Chiba Bank Ltd.	59,672	356,100
Chiyoda Corp.	13,000	98,835
Chubu Electric Power Co., Inc.	55,554	1,323,894
Chugai Pharmaceutical Co., Ltd.	18,747	349,265
Chugoku Bank Ltd.	13,511	166,637
Chugoku Electric Power Co., Inc.	23,462	447,434

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Chuo Mitsui Trust Holdings, Inc.	74,871	$249,886
Citizen Holdings Co., Ltd.	25,952	147,652
Coca-Cola West Co., Ltd.	4,448	78,224
Cosmo Oil Co., Ltd.	42,222	88,382
Credit Saison Co., Ltd.	12,216	136,764
Dai Nippon Printing Co., Ltd.	46,162	582,053
Daicel Chemical Industries Ltd.	21,955	128,194
Daido Steel Co., Ltd.	22,519	83,144
Daihatsu Motor Co., Ltd.	15,200	151,271
Daiichi Sankyo Co., Ltd.	53,987	1,129,582
Daikin Industries Ltd.	19,123	746,328
Dainippon Sumitomo Pharma Co., Ltd.	12,892	134,631
Daito Trust Construction Co., Ltd.	6,138	289,442
Daiwa House Industry Co., Ltd.	41,658	445,731
Daiwa Securities Group, Inc.	129,476	649,092
DeNA Co., Ltd.	25	146,990
Denki Kagaku Kogyo KK	37,718	168,673
Denso Corp.	39,012	1,169,198
Dentsu, Inc.	14,863	342,055
Dowa Holdings Co., Ltd.	21,392	118,728
East Japan Railway Co.	27,735	1,750,076
Eisai Co., Ltd.	20,154	738,775
Electric Power Development Co., Ltd.	11,203	317,685
Elpida Memory, Inc.*	15,639	255,095
FamilyMart Co., Ltd.	4,504	132,739
Fanuc Ltd.	16,044	1,491,856
Fast Retailing Co., Ltd.	4,016	749,540
Fuji Electric Holdings Co., Ltd.*	47,288	81,615
Fuji Heavy Industries Ltd.*	53,480	259,538
Fuji Media Holdings, Inc.	39	53,806
Fujifilm Holdings Corp.	37,768	1,128,313
Fujitsu Ltd.	149,742	962,989
Fukuoka Financial Group, Inc.	57,983	201,213
Furukawa Electric Co., Ltd.	47,288	196,796
GS Yuasa Corp.	30,963	227,240
Gunma Bank Ltd.	29,274	148,645
Hachijuni Bank Ltd.	32,088	186,669
Hakuhodo DY Holdings, Inc.	1,876	90,590
Hankyu Hanshin Holdings, Inc.	93,448	414,871
Hino Motors Ltd.*	20,830	72,195
Hirose Electric Co., Ltd.	2,366	246,605
Hiroshima Bank Ltd.	38,280	146,699
Hisamitsu Pharmaceutical Co., Inc.	5,067	163,483
Hitachi Chemical Co., Ltd.	8,388	168,848
Hitachi Construction Machinery Co., Ltd.	8,051	209,863
Hitachi High-Technologies Corp.	5,518	108,411
Hitachi Ltd.*	363,211	1,112,450
Hitachi Metals Ltd.	12,386	117,941
Hokkaido Electric Power Co., Inc.	14,468	262,557
Hokuhoku Financial Group, Inc.	97,952	199,306
Hokuriku Electric Power Co.	14,638	318,523
Honda Motor Co., Ltd.	135,704	4,588,432
HOYA Corp.	33,102	877,559

	Number of Shares	Value (Note 1)

Ibiden Co., Ltd.	10,134	$360,910
Idemitsu Kosan Co., Ltd.	1,690	97,883
IHI Corp.*	105,834	167,760
INPEX Corp.	65	487,856
Isetan Mitsukoshi Holdings Ltd.	27,348	246,443
Isuzu Motors Ltd.*	95,138	177,718
Ito En Ltd.	5,011	75,154
ITOCHU Corp.	121,032	889,998
ITOCHU Techno-Solutions Corp.	2,534	67,815
Iyo Bank Ltd.	18,578	150,377
J. Front Retailing Co., Ltd.	39,068	172,136
Jafco Co., Ltd.	2,816	67,686
Japan Airlines Corp.*	68,679	49,397
Japan Petroleum Exploration Co.	2,310	101,417
Japan Prime Realty Investment Corp. (REIT)	46	95,245
Japan Real Estate Investment Corp. (REIT)	36	264,246
Japan Retail Fund Investment Corp. (REIT)	26	116,373
Japan Steel Works Ltd.	27,022	339,797
Japan Tobacco, Inc.	370	1,248,439
JFE Holdings, Inc.	40,476	1,593,943
JGC Corp.	16,326	300,547
Joyo Bank Ltd.	53,480	213,542
JS Group Corp.	20,323	349,667
JSR Corp.	14,018	284,157
JTEKT Corp.	15,482	197,844
Jupiter Telecommunications Co., Ltd.	182	180,311
Kajima Corp.	64,739	129,950
Kamigumi Co., Ltd.	19,704	143,176
Kaneka Corp.	23,644	150,000
Kansai Electric Power Co., Inc.	62,823	1,416,090
Kansai Paint Co., Ltd.	17,452	144,908
Kao Corp.	43,967	1,026,407
Kawasaki Heavy Industries Ltd.	114,840	289,481
Kawasaki Kisen Kaisha Ltd.*	46,162	130,809
KDDI Corp.	234	1,233,971
Keihin Electric Express Railway Co., Ltd.	35,466	259,789
Keio Corp.	49,347	297,297
Keisei Electric Railway Co., Ltd.	21,955	119,978
Keyence Corp.	3,449	711,049
Kikkoman Corp.	11,823	144,440
Kinden Corp.	10,696	90,082
Kintetsu Corp.	133,980	443,677
Kirin Holdings Co., Ltd.	66,991	1,067,981
Kobe Steel Ltd.*	202,095	366,034
Koito Manufacturing Co., Ltd.	8,000	127,449
Komatsu Ltd.	78,072	1,627,646
Konami Corp.	7,488	133,535
Konica Minolta Holdings, Inc.	37,436	383,948
Kubota Corp.	89,508	823,101
Kuraray Co., Ltd.	28,992	339,366
Kurita Water Industries Ltd.	8,614	269,133
Kyocera Corp.	13,404	1,182,146
Kyowa Hakko Kirin Co., Ltd.	20,267	213,214
Kyushu Electric Power Co., Inc.	31,188	641,398

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Lawson, Inc.	5,180	$228,204
Mabuchi Motor Co., Ltd.	2,252	110,720
Makita Corp.	9,346	318,006
Marubeni Corp.	135,668	738,573
Marui Group Co., Ltd.	19,986	122,510
Maruichi Steel Tube Ltd.	2,816	56,253
Matsui Securities Co., Ltd.	9,064	63,026
Mazda Motor Corp.*	120,679	275,920
McDonald’s Holdings Co. Japan Ltd.	5,180	98,855
Medipal Holdings Corp.	10,922	134,856
MEIJI Holdings Co. Ltd.*	5,318	200,046
Minebea Co., Ltd.	28,711	155,320
Mitsubishi Chemical Holdings Corp.	99,359	418,706
Mitsubishi Corp.	103,884	2,582,851
Mitsubishi Electric Corp.*	155,371	1,147,111
Mitsubishi Estate Co., Ltd.	96,011	1,522,876
Mitsubishi Gas Chemical Co., Inc.	28,711	144,193
Mitsubishi Heavy Industries Ltd.	248,256	871,786
Mitsubishi Logistics Corp.	9,008	105,426
Mitsubishi Materials Corp.*	87,819	215,039
Mitsubishi Motors Corp.*	279,218	384,750
Mitsubishi Rayon Co., Ltd.	43,347	173,435
Mitsubishi Tanabe Pharma Corp.	16,890	210,051
Mitsubishi UFJ Financial Group, Inc.	1,026,816	5,027,485
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,560	136,782
Mitsui & Co., Ltd.	140,454	1,988,423
Mitsui Chemicals, Inc.	47,288	121,603
Mitsui Engineering & Shipbuilding Co., Ltd.	56,858	135,983
Mitsui Fudosan Co., Ltd.	68,427	1,149,082
Mitsui Mining & Smelting Co., Ltd.*	46,162	119,468
Mitsui O.S.K. Lines Ltd.	94,575	496,453
Mitsui Sumitomo Insurance Group Holdings, Inc.	34,452	874,377
Mitsumi Electric Co., Ltd.	6,700	117,895
Mizuho Financial Group, Inc.	1,115,938	1,996,771
Mizuho Securities Co., Ltd.	42,222	126,378
Mizuho Trust & Banking Co., Ltd.*	112,588	104,394
Murata Manufacturing Co., Ltd.	17,171	847,835
Namco Bandai Holdings, Inc.	14,919	141,953
NEC Corp.*	149,742	385,718
NGK Insulators Ltd.	20,267	440,991
NGK Spark Plug Co., Ltd.	12,948	145,769
NHK Spring Co., Ltd.	14,075	130,520
Nidec Corp.	8,846	813,391
Nikon Corp.	26,459	521,841
Nintendo Co., Ltd.	8,139	1,929,482
Nippon Building Fund, Inc. (REIT)	42	318,197
Nippon Electric Glass Co., Ltd.	27,022	368,631
Nippon Express Co., Ltd.	66,427	271,701
Nippon Meat Packers, Inc.	14,075	161,720
Nippon Mining Holdings, Inc.	67,272	288,009

	Number of Shares	Value (Note 1)

Nippon Oil Corp.	102,455	$474,346
Nippon Paper Group, Inc.	6,700	170,987
Nippon Sheet Glass Co., Ltd.	48,414	138,488
Nippon Steel Corp.	419,567	1,696,278
Nippon Telegraph & Telephone Corp.	42,334	1,665,209
Nippon Yusen KK	84,442	258,362
Nipponkoa Insurance Co., Ltd.	55,976	316,601
Nishi-Nippon City Bank Ltd.	53,480	130,643
Nissan Chemical Industries Ltd.	10,696	152,314
Nissan Motor Co., Ltd.*	204,648	1,788,623
Nissay Dowa General Insurance Co., Ltd.	12,948	61,704
Nissha Printing Co., Ltd.	2,200	108,207
Nisshin Seifun Group, Inc.	14,638	196,608
Nisshin Steel Co., Ltd.	59,672	105,519
Nisshinbo Holdings, Inc.	10,134	92,785
Nissin Food Holdings Co., Ltd.	6,306	205,456
Nitori Co., Ltd.	3,125	232,526
Nitto Denko Corp.	13,911	495,729
NOK Corp.	9,064	125,085
Nomura Holdings, Inc.	291,308	2,146,815
Nomura Real Estate Holdings, Inc.	7,375	108,894
Nomura Real Estate Office Fund, Inc. (REIT)	23	124,675
Nomura Research Institute Ltd.	8,388	164,297
NSK Ltd.	39,970	293,353
NTN Corp.	33,214	149,196
NTT Data Corp.	97	299,549
NTT DoCoMo, Inc.	1,273	1,773,315
NTT Urban Development Corp.	94	62,326
Obayashi Corp.	50,666	172,430
Obic Co., Ltd.	548	89,400
Odakyu Electric Railway Co., Ltd.	50,103	383,946
OJI Paper Co., Ltd.	77,612	323,276
Olympus Corp.	17,452	560,758
Omron Corp.	17,444	311,184
Ono Pharmaceutical Co., Ltd.	7,375	315,118
Oracle Corp. Japan	3,040	125,939
Oriental Land Co., Ltd.	3,886	255,161
ORIX Corp.	8,361	568,594
Osaka Gas Co., Ltd.	162,868	548,725
Otsuka Corp.	1,239	61,426
Panasonic Corp.	160,086	2,289,323
Panasonic Electric Works Co., Ltd	31,526	378,997
Rakuten, Inc.	564	428,697
Resona Holdings, Inc.	42,108	425,200
Ricoh Co., Ltd.	53,480	754,285
Rinnai Corp.	2,984	143,515
Rohm Co., Ltd.	7,826	508,208
Sankyo Co., Ltd.	3,998	199,157
Santen Pharmaceutical Co., Ltd.	5,631	180,050
Sanyo Electric Co., Ltd.*	138,483	254,229
Sapporo Hokuyo Holdings, Inc.	23,475	84,922
Sapporo Holdings Ltd.	19,704	107,324
SBI Holdings, Inc.	1,439	255,757
Secom Co., Ltd.	17,227	814,836
Sega Sammy Holdings, Inc.	14,075	167,748

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Seiko Epson Corp.	10,922	$175,237
Sekisui Chemical Co., Ltd.	33,214	205,366
Sekisui House Ltd.	39,970	358,500
Senshu Ikeda Holdings, Inc.*	44,300	161,122
Seven & I Holdings Co., Ltd.	63,612	1,291,139
Seven Bank Ltd.	44	87,390
Sharp Corp.	79,938	1,005,872
Shikoku Electric Power Co., Inc.	14,243	367,389
Shimadzu Corp.	19,140	126,892
Shimamura Co., Ltd.	1,746	166,096
Shimano, Inc.	5,236	209,565
Shimizu Corp.	43,910	157,409
Shin-Etsu Chemical Co., Ltd.	33,464	1,886,216
Shinko Electric Industries Co., Ltd.	5,406	77,911
Shinsei Bank Ltd.*	75,173	81,469
Shionogi & Co., Ltd.	24,207	523,514
Shiseido Co., Ltd.	29,022	556,256
Shizuoka Bank Ltd.	50,724	439,575
Showa Denko KK	113,382	226,115
Showa Shell Sekiyu KK	14,075	114,519
SMC Corp.	4,448	502,752
Softbank Corp.	62,572	1,462,484
Sojitz Corp.	92,042	172,898
Sompo Japan Insurance, Inc.	69,806	444,236
Sony Corp.	82,464	2,390,341
Sony Financial Holdings, Inc.	66	172,134
Square Enix Holdings Co., Ltd.	5,124	107,491
Stanley Electric Co., Ltd.	11,484	230,941
Sumco Corp.	9,852	173,288
Sumitomo Chemical Co., Ltd.	128,158	559,365
Sumitomo Corp.	91,928	925,261
Sumitomo Electric Industries Ltd.	60,460	749,386
Sumitomo Heavy Industries Ltd.*	42,784	215,939
Sumitomo Metal Industries Ltd.	274,920	732,956
Sumitomo Metal Mining Co., Ltd.	42,784	630,698
Sumitomo Mitsui Financial Group, Inc.	75,446	2,150,935
Sumitomo Realty & Development Co., Ltd.	31,526	591,286
Sumitomo Rubber Industries Ltd.	13,736	118,243
Sumitomo Trust & Banking Co., Ltd.	117,092	569,233
Suruga Bank Ltd.	16,890	146,504
Suzuken Co., Ltd.	5,406	177,029
Suzuki Motor Corp.	28,936	710,527
Sysmex Corp.	2,700	140,923
T&D Holdings, Inc.	18,634	379,788
Taiheiyo Cement Corp.*	67,554	76,872
Taisei Corp.	73,183	125,292
Taisho Pharmaceutical Co., Ltd.	9,571	163,754
Taiyo Nippon Sanso Corp.	21,392	226,886
Takashimaya Co., Ltd.	21,955	138,855
Takeda Pharmaceutical Co., Ltd.	61,223	2,513,551
TDK Corp.	9,571	583,606
Teijin Ltd.	78,250	251,513

	Number of Shares	Value (Note 1)

Terumo Corp.	13,850	$828,862
THK Co., Ltd.	9,008	159,118
Tobu Railway Co., Ltd.	66,991	349,200
Toho Co., Ltd.	8,446	136,848
Toho Gas Co., Ltd.	36,592	194,066
Tohoku Electric Power Co., Inc.	34,959	691,006
Tokio Marine Holdings, Inc.	59,515	1,615,442
Tokuyama Corp.	23,452	130,686
Tokyo Electric Power Co., Inc.	99,358	2,490,475
Tokyo Electron Ltd.	13,736	878,323
Tokyo Gas Co., Ltd.	189,711	756,272
Tokyo Steel Manufacturing Co., Ltd.	8,276	93,107
Tokyo Tatemono Co., Ltd.	21,392	81,286
Tokyu Corp.	94,011	374,160
Tokyu Land Corp.	36,592	134,323
TonenGeneral Sekiyu KK	20,830	173,568
Toppan Printing Co., Ltd.	43,910	355,234
Toray Industries, Inc.	109,774	591,481
Toshiba Corp.*	322,683	1,779,585
Tosoh Corp.	41,095	113,100
TOTO Ltd.	20,267	128,213
Toyo Seikan Kaisha Ltd.	12,104	183,154
Toyo Suisan Kaisha Ltd.	6,756	154,863
Toyoda Gosei Co., Ltd.	4,842	145,716
Toyota Boshoku Corp.	5,292	117,570
Toyota Industries Corp.	14,018	416,195
Toyota Motor Corp.	239,436	10,060,109
Toyota Tsusho Corp.	16,214	239,101
Trend Micro, Inc.	8,982	341,359
Tsumura & Co.	4,504	145,065
Ube Industries Ltd.	77,123	211,171
Unicharm Corp.	3,498	327,471
UNY Co., Ltd.	13,511	94,418
Ushio, Inc.	9,064	150,894
USS Co., Ltd.	1,971	119,689
West Japan Railway Co.	133	445,190
Yahoo! Japan Corp.	1,215	363,197
Yakult Honsha Co., Ltd.	7,207	216,985
Yamada Denki Co., Ltd.	7,672	515,552
Yamaguchi Financial Group, Inc.	15,763	145,870
Yamaha Corp.	12,779	152,027
Yamaha Motor Co., Ltd.*	16,832	211,373
Yamato Holdings Co., Ltd.	31,736	438,812
Yamato Kogyo Co., Ltd.	3,154	102,044
Yamazaki Baking Co., Ltd.	9,571	113,279
Yaskawa Electric Corp.	19,140	159,402
Yokogawa Electric Corp.	17,903	156,654

		171,126,694

Luxembourg (1.1%)
ArcelorMittal S.A.	69,894	3,170,037
Millicom International Cellular S.A. (SDR)	5,921	439,025
SES S.A. (FDR)	22,153	496,744
Tenaris S.A.	38,083	814,240
Tenaris S.A. (ADR)	233,395	9,954,297

		14,874,343

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Macau (0.0%)
Sands China Ltd.*	164,000	$200,098

Mexico (0.0%)
Fresnillo plc	14,034	176,920

Netherlands (3.6%)
Aegon N.V.*	125,540	800,048
Akzo Nobel N.V.	19,108	1,259,459
ASML Holding N.V.	35,423	1,204,842
Corio N.V. (REIT)	4,504	307,614
European Aeronautic Defence and Space Co. N.V.	33,646	672,100
Fugro N.V. (CVA)	5,343	305,122
Heineken Holding N.V.	9,299	389,600
Heineken N.V.	19,567	927,153
ING Groep N.V. (CVA)*	297,952	2,880,354
James Hardie Industries N.V. (CDI)*	34,787	262,292
Koninklijke (Royal) KPN N.V.	136,494	2,315,174
Koninklijke Ahold N.V.	97,895	1,298,769
Koninklijke Boskalis Westminster N.V.	4,791	184,504
Koninklijke DSM N.V.	12,228	599,556
Koninklijke Philips Electronics N.V.	79,351	2,349,586
Koninklijke Vopak N.V.*	2,551	201,544
QIAGEN N.V.*	19,275	430,569
Randstad Holding N.V.*	8,558	423,142
Reed Elsevier N.V.	59,976	735,908
Royal Dutch Shell plc, Class A	291,220	8,792,708
Royal Dutch Shell plc, Class B	220,516	6,425,862
SBM Offshore N.V.	13,505	264,254
TNT N.V.	29,888	914,837
Unilever N.V. (N.Y. Shares)	67,440	2,180,335
Unilever N.V. (CVA)	346,071	11,276,809
Wolters Kluwer N.V.	21,872	479,394

		47,881,535

New Zealand (0.1%)
Auckland International Airport Ltd.	78,739	115,119
Contact Energy Ltd.*	24,194	107,731
Fletcher Building Ltd.	49,634	286,451
Sky City Entertainment Group Ltd.	42,135	100,591
Telecom Corp. of New Zealand Ltd.	149,013	269,769

		879,661

Norway (0.4%)
DnB NOR ASA*	71,764	779,041
Norsk Hydro ASA*	57,445	477,531
Orkla ASA	63,812	622,630
Renewable Energy Corp. A/S*	26,003	198,935
Statoil ASA	92,548	2,308,496
Telenor ASA*	67,055	940,562
Yara International ASA	15,526	703,012

		6,030,207

	Number of Shares	Value (Note 1)

Portugal (0.2%)
Banco Comercial Portugues S.A. (Registered), Class R	179,273	$215,162
Banco Espirito Santo S.A. (Registered)	41,089	267,072
Brisa Auto-Estradas de Portugal S.A.	14,704	150,245
Cimpor Cimentos de Portugal SGPS S.A.	21,598	199,011
EDP – Energias de Portugal S.A.	150,162	664,616
Galp Energia SGPS S.A., Class B	14,382	247,581
Jeronimo Martins SGPS S.A.	17,699	176,046
Portugal Telecom SGPS S.A. (Registered)	45,704	555,601

		2,475,334

Singapore (0.9%)
Ascendas Real Estate Investment Trust (REIT)	107,522	168,384
CapitaLand Ltd.	203,502	602,768
CapitaMall Trust (REIT)	181,267	229,848
CapitaMalls Asia Ltd.*	111,000	200,690
City Developments Ltd.	38,280	312,263
ComfortDelgro Corp., Ltd.	143,550	166,923
Cosco Corp. (Singapore) Ltd.	72,056	60,507
DBS Group Holdings Ltd.	141,795	1,541,722
Fraser and Neave Ltd.	72,620	215,801
Golden Agri-Resources Ltd.*	497,298	179,052
Jardine Cycle & Carriage Ltd.	11,449	218,474
Keppel Corp., Ltd.	106,078	617,237
Neptune Orient Lines Ltd.	66,991	77,988
Olam International Ltd.	92,924	174,026
Oversea-Chinese Banking Corp., Ltd.	206,922	1,331,983
SembCorp Industries Ltd.	78,812	205,828
SembCorp Marine Ltd.	64,626	168,411
Singapore Airlines Ltd.	44,682	471,772
Singapore Exchange Ltd.	72,302	426,201
Singapore Press Holdings Ltd.	124,410	323,330
Singapore Technologies Engineering Ltd.	103,019	236,805
Singapore Telecommunications Ltd.	655,119	1,442,685
StarHub Ltd.	46,724	71,169
United Overseas Bank Ltd.	100,826	1,403,146
UOL Group Ltd.	40,532	116,302
Wilmar International Ltd.	102,455	464,969
Yangzijiang Shipbuilding Holdings Ltd.	134,000	114,556

		11,542,840

Spain (2.8%)
Abertis Infraestructuras S.A.	22,050	497,563
Acciona S.A.	2,186	283,921
Acerinox S.A.	10,683	220,982
ACS Actividades de Construccion y Servicios S.A.	12,026	597,908
Banco Bilbao Vizcaya Argentaria S.A.	292,444	5,297,430

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Banco de Sabadell S.A.	71,175	$395,338
Banco de Valencia S.A.	15,892	120,958
Banco Popular Espanol S.A.	69,886	510,240
Banco Santander S.A.	667,027	10,959,265
Bankinter S.A.	25,966	263,926
Criteria Caixacorp S.A.	70,389	332,629
EDP Renovaveis S.A.*	16,656	157,449
Enagas S.A.	13,676	302,684
Ferrovial S.A.	37,113	433,420
Fomento de Construcciones y Contratas S.A.	3,582	150,238
Gamesa Corp. Tecnologica S.A.	15,292	256,349
Gas Natural SDG S.A.	19,853	427,353
Gestevision Telecinco S.A.	8,478	123,747
Grifols S.A.	9,764	170,143
Iberdrola Renovables S.A.	64,523	307,410
Iberdrola S.A.	302,260	2,877,349
Iberia Lineas Aereas de Espana S.A.*	38,290	103,755
Inditex S.A.	17,919	1,110,327
Indra Sistemas S.A.	7,523	176,971
Mapfre S.A.*	59,193	246,877
Red Electrica Corporacion S.A.	8,466	469,202
Repsol YPF S.A.	60,177	1,606,669
Sacyr Vallehermoso S.A.*	8,291	94,520
Telefonica S.A.	347,797	9,693,642
Zardoya Otis S.A.	11,104	216,455

		38,404,720

Sweden (1.5%)
Alfa Laval AB	27,849	383,342
Assa Abloy AB, Class B	26,240	502,473
Atlas Copco AB, Class A	55,256	807,501
Atlas Copco AB, Class B	32,050	415,751
Electrolux AB, Class B*	19,439	456,256
Getinge AB, Class B	16,034	304,282
Hennes & Mauritz AB, Class B	42,016	2,325,056
Holmen AB, Class B	4,060	103,557
Husqvarna AB, Class B*	35,093	259,078
Investor AB, Class B	37,476	692,781
Lundin Petroleum AB*	17,683	139,139
Nordea Bank AB	264,862	2,683,122
Sandvik AB	80,814	968,677
Scania AB, Class B	26,955	345,719
Securitas AB, Class B	23,398	228,355
Skandinaviska Enskilda Banken AB, Class A*	122,564	753,512
Skanska AB, Class B	33,425	568,781
SKF AB, Class B	30,310	520,605
SSAB AB, Class A	13,507	228,356
SSAB AB, Class B	7,135	110,289
Svenska Cellulosa AB, Class B	45,660	609,919
Svenska Handelsbanken AB, Class A	40,005	1,144,123
Swedbank AB, Class A*	47,373	471,253
Swedish Match AB	20,010	437,420
Tele2 AB, Class B	23,295	356,876
Telefonaktiebolaget LM Ericsson, Class B	243,627	2,240,838
TeliaSonera AB	184,386	1,331,209

	Number of Shares	Value (Note 1)

Volvo AB, Class A	37,360	$316,259
Volvo AB, Class B	89,212	760,060

		20,464,589

Switzerland (10.7%)
ABB Ltd. (Registered)*	309,125	5,912,133
ABB Ltd. (ADR)*	109,492	2,091,297
Actelion Ltd. (Registered)*	7,828	418,085
Adecco S.A. (Registered)	9,629	531,608
Aryzta AG	6,030	224,913
Baloise Holding AG (Registered)	4,235	352,762
BKW FMB Energie AG	1,242	96,577
Cie Financiere Richemont S.A., Class A	43,262	1,447,594
Credit Suisse Group AG (Registered)	92,434	4,552,480
GAM Holding Ltd.	16,914	205,817
Geberit AG (Registered)	3,197	566,304
Givaudan S.A. (Registered)	599	476,714
Holcim Ltd. (Registered)*	19,918	1,543,969
Julius Baer Group Ltd.	16,914	590,731
Kuehne & Nagel International AG (Registered)	4,435	429,020
Lindt & Spruengli AG	67	143,909
Lindt & Spruengli AG (Registered)	10	245,741
Logitech International S.A. (Registered)*	14,247	245,089
Lonza Group AG (Registered)	3,577	250,860
Nestle S.A. (Registered)	430,487	20,914,263
Nestle S.A. (Registered) (ADR)	100,935	4,880,207
Nobel Biocare Holding AG (Registered)	10,580	354,090
Noble Corp.	574,084	23,365,219
Novartis AG (Registered)	198,009	10,787,972
Novartis AG (ADR)	47,851	2,604,530
Pargesa Holding S.A.	2,017	176,636
Roche Holding AG	57,544	9,789,165
Schindler Holding AG	5,503	420,631
SGS S.A. (Registered)	447	582,058
Sonova Holding AG	3,928	474,972
STMicroelectronics N.V.	55,061	499,266
Straumann Holding AG (Registered)	629	177,297
Swatch Group AG	2,558	643,849
Swatch Group AG (Registered)	3,988	190,686
Swiss Life Holding AG (Registered)*	2,671	338,335
Swiss Reinsurance Co., Ltd.	28,364	1,358,943
Swisscom AG (Registered)	1,928	735,241
Syngenta AG (Registered)	7,859	2,202,227
Syngenta AG (ADR)	58,884	3,313,403
Transocean Ltd.*	246,677	20,424,856
UBS AG (Registered)*	291,160	4,472,776
Weatherford International Ltd.*	563,556	10,093,288
Xstrata plc*	156,174	2,750,802
Zurich Financial Services AG	12,023	2,614,121

		144,490,436

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

United Kingdom (14.3%)
3i Group plc	79,252	$358,265
Admiral Group plc	15,024	286,598
AMEC plc	27,856	353,598
Anglo American plc*	107,598	4,656,714
Antofagasta plc	33,360	528,954
Associated British Foods plc	30,147	400,069
AstraZeneca plc	118,917	5,587,562
Autonomy Corp. plc*	16,743	408,227
Aviva plc	226,122	1,432,092
BAE Systems plc	612,698	3,530,873
Balfour Beatty plc	50,928	211,630
Barclays plc	935,134	4,120,833
BG Group plc	275,957	4,941,776
BHP Billiton plc	181,271	5,790,286
BP plc	1,531,167	14,808,189
British Airways plc*	46,347	138,264
British American Tobacco plc	355,463	11,531,427
British American Tobacco plc (ADR)	46,162	2,984,835
British Land Co. plc (REIT)	68,262	523,256
British Sky Broadcasting Group plc	90,995	819,701
BT Group plc, Class A	637,321	1,379,941
Bunzl plc	25,074	271,826
Burberry Group plc	33,060	316,968
Cable & Wireless plc	210,197	474,721
Cadbury plc	182,546	2,349,038
Cadbury plc (ADR)	47,006	2,415,638
Cairn Energy plc*	107,710	574,005
Capita Group plc	50,167	605,105
Carnival plc*	13,608	464,693
Carphone Warehouse Group plc	34,847	105,041
Centrica plc	418,065	1,888,122
Cobham plc	87,048	350,880
Compass Group plc	148,632	1,061,565
Diageo plc	539,598	9,410,245
Diageo plc (ADR)	7,038	488,508
Drax Group plc	29,140	195,068
Eurasian Natural Resources Corp.	24,016	354,219
Firstgroup plc	35,940	245,186
G4S plc	101,226	423,053
GlaxoSmithKline plc	426,143	9,027,053
Hammerson plc (REIT)	60,551	411,198
Home Retail Group plc	70,322	320,556
HSBC Holdings plc	1,416,296	16,163,231
ICAP plc	43,614	302,249
Imperial Tobacco Group plc	83,492	2,631,265
Inmarsat plc	35,662	396,403
Intercontinental Hotels Group plc	19,629	280,895
International Power plc	122,699	607,091
Invensys plc	61,171	293,075
Investec plc	32,437	222,359
J Sainsbury plc	95,762	497,908
Johnson Matthey plc	18,161	448,573
Kazakhmys plc*	17,197	359,815
Kingfisher plc	195,351	716,095
Ladbrokes plc	2,100	4,621

	Number of Shares	Value (Note 1)

Land Securities Group plc (REIT)	60,590	$664,020
Legal & General Group plc	487,623	627,538
Liberty International plc (REIT)	42,793	352,418
Lloyds Banking Group plc*	3,124,559	2,508,378
London Stock Exchange Group plc	11,955	138,321
Lonmin plc*	12,581	390,588
Man Group plc	136,399	670,956
Marks & Spencer Group plc	126,441	820,266
National Grid plc	204,705	2,237,649
Next plc	16,369	545,740
Old Mutual plc*	439,383	767,239
Pearson plc	66,176	951,322
Petrofac Ltd.	16,654	277,318
Prudential plc	212,271	2,162,417
Randgold Resources Ltd.	7,356	584,481
Reckitt Benckiser Group plc	49,591	2,686,732
Reed Elsevier plc	99,092	813,720
Resolution Ltd.*	227,183	328,004
Rexam plc	84,586	395,201
Rio Tinto plc	312,772	16,857,264
Rio Tinto plc (ADR)	8,332	1,794,630
Rolls-Royce Group plc*	150,555	1,174,909
Rolls-Royce Group plc, Class C*†	23,254,706	37,561
Royal Bank of Scotland Group plc*	1,374,138	644,533
RSA Insurance Group plc	279,050	542,943
SABMiller plc	77,494	2,272,472
Sage Group plc	111,071	394,332
Schroders plc	9,876	210,808
Scottish & Southern Energy plc	75,750	1,415,561
Segro plc (REIT)	58,416	322,452
Serco Group plc	39,306	334,166
Severn Trent plc	18,018	314,747
Smith & Nephew plc	71,300	732,116
Smiths Group plc	31,069	508,369
Standard Chartered plc	165,088	4,134,228
Standard Life plc	183,423	636,476
Tesco plc	648,843	4,458,077
Thomas Cook Group plc	70,113	260,385
Tomkins plc	65,955	203,621
TUI Travel plc	42,696	175,729
Tullow Oil plc	65,833	1,372,876
Unilever plc	106,722	3,416,083
United Utilities Group plc	52,835	420,385
Vedanta Resources plc	11,588	478,942
Vodafone Group plc	4,310,995	9,982,968
Whitbread plc	13,385	301,030
WM Morrison Supermarkets plc	173,115	771,795
Wolseley plc*	25,513	510,389
WPP plc	101,048	986,720

		193,058,233

United States (2.6%)
Bunge Ltd.	61,868	3,949,035
Cooper Industries plc	168,938	7,203,516
Foster Wheeler AG*	166,855	4,912,211

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Schlumberger Ltd.	282,144	$18,364,753
Synthes, Inc.	4,906	642,531

		35,072,046

Total Common Stocks (87.1%) (Cost $1,029,728,727)		1,173,747,799

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(10.1%)
iShares FTSE/Xinhua China 25 Index Fund	96,110	4,062,570
iShares MSCI Australia Index Fund	49,715	1,135,491
iShares MSCI Austria Investable Market Index Fund	140,737	2,761,260
iShares MSCI Belgium Investable Market Index Fund	217,897	2,780,366
iShares MSCI BRIC Index Fund	91,016	4,173,084
iShares MSCI Canada Index Fund	68,658	1,807,765
iShares MSCI EAFE Index Fund	719,966	39,814,120
iShares MSCI Emerging Markets Index Fund	161,232	6,691,128
iShares MSCI France Index Fund	144,067	3,724,132
iShares MSCI Germany Index Fund	393,610	8,832,608
iShares MSCI Hong Kong Index Fund	84,477	1,322,910
iShares MSCI Italy Index Fund	346,348	6,757,249
iShares MSCI Japan Index Fund	1,120,480	10,913,475
iShares MSCI Malaysia Index Fund	15,062	159,958
iShares MSCI Mexico Investable Market Index Fund	16,448	803,814
iShares MSCI Netherlands Investable Market Index Fund	129,493	2,649,479
iShares MSCI Pacific ex-Japan Index Fund	78,892	3,263,762
iShares MSCI Singapore Index Fund	123,526	1,418,078
iShares MSCI South Korea Index Fund	2,700	128,628
iShares MSCI Spain Index Fund	61,321	2,944,634
iShares MSCI Sweden Index Fund	33,403	784,970
iShares MSCI Thailand Index Fund	5,518	234,460
iShares MSCI Turkey Index Fund	9,134	492,323
iShares S&P Europe 350 Index Fund	478,966	18,660,515
iShares S&P Latin America 40 Index Fund	4,047	193,487
SPDR DJ EURO Stoxx 50 Fund	170,964	7,091,587

	Number of Shares	Value (Note 1)

SPDR S&P Emerging Asia Pacific ETF	15,579	$1,155,650
SPDR S&P Emerging Europe ETF	26,067	1,129,744

Total Investment Companies (10.1%) (Cost $114,839,364)		135,887,247

	Number of Warrants	Value (Note 1)
WARRANTS:
France (0.0%)
Fonciere Des Regions, expiring 12/31/10*	2,030	1,714

Italy (0.0%)
Mediobanca S.p.A., expiring 3/18/11*	37,580	5,834
Unione di Banche Italiane S.c.p.A., expiring 6/30/11*	46,836	3,297

		9,131

Singapore (0.0%)
Golden Agri-Resources Ltd., expiring 7/23/12*	28,904	2,881

Total Warrants (0.0%) (Cost $—)		13,726

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (2.2%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $29,352,554)	$29,352,554	29,352,554

Total Investments (99.4%) (Cost/Amortized Cost $1,173,920,645)		1,339,001,326
Other Assets Less Liabilities (0.6%)		8,751,863

Net Assets (100%)		$1,347,753,189

*	Non-income producing.
†	Securities (totaling $37,561 or 0.0% of net assets) at fair value by management.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
PPS	— Price Protected Share
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Special Drawing Rights

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
CAC40 10 Euro Index	5	March-10	$274,078	$282,696	$8,618
Dow Jones EURO Stoxx 50 Index	140	March-10	5,773,090	5,964,715	191,625
E-Mini MSCI EAFE Index	224	March-10	17,503,864	17,570,560	66,696
FTSE 100 Index	44	March-10	3,753,062	3,810,354	57,292
Hang Seng Index	5	January-10	690,076	706,948	16,872
SPI 200 Index	14	March-10	1,463,550	1,533,897	70,347
TOPIX Index	29	March-10	2,789,697	2,816,396	26,699

					$438,149

At December 31, 2009, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 1/29/10	3,400	$5,491,136	$5,641,960	$(150,824)
European Union Euro vs. U.S. Dollar, expiring 1/29/10	6,000	8,601,300	8,992,860	(391,560)
Japanese Yen vs. U.S. Dollar, expiring 1/29/10	450,000	4,832,319	4,925,893	(93,574)

				$(635,958)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$80,310,304	$—	$80,310,304
Consumer Staples	16,898,558	110,571,304	—	127,469,862
Energy	130,862,247	74,044,371	—	204,906,618
Financials	12,291,751	207,908,602	—	220,200,353
Health Care	2,604,530	71,070,589	—	73,675,119
Industrials	45,614,977	96,502,496	37,561	142,155,034
Information Technology	—	39,314,535	—	39,314,535
Materials	65,403,055	120,711,736	—	186,114,791
Telecommunication Services	—	48,330,244	—	48,330,244
Utilities	—	51,270,939	—	51,270,939
Futures	438,149	—	—	438,149
Investment Companies
Exchange Traded Funds (ETFs)	135,887,247	—	—	135,887,247
Short-Term Investments	—	29,352,554	—	29,352,554
Warrants
Consumer Staples	—	2,881	—	2,881
Financials	—	10,845	—	10,845

Total Assets	$410,000,514	$929,401,400	$37,561	$1,339,439,475

Liabilities:
Forward Currency Contracts	$—	$(635,958)	$—	$(635,958)

Total Liabilities	$—	$(635,958)	$—	$(635,958)

Total	$410,000,514	$928,765,442	$37,561	$1,338,803,517

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities - Consumer Discretionary	Investments in Securities - Financials	Investments in Securities - Industrials
Balance as of 12/31/08	$579,912	$9,923,219	$3,972,791
Total gains or losses (realized/unrealized) included in earnings	—	—	2,523
Purchases, sales, issuances, and settlements (net)	—	—	—
Transfers in and/or out of Level 3	(579,912)	(9,923,219)	(3,937,753)
Balance as of 12/31/09	$—	$—	$37,561

	Investments in Securities - Materials	Investments in Securities - Telecommunication Services
Balance as of 12/31/08	$721,990	$4,155,985
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	(721,990)	(4,155,985)
Balance as of 12/31/09	$—	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$(28,733)

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	438,149	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$438,149

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(635,958)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(635,958)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	1,380,658	—	1,380,658
Credit contracts	—	—	—	—	—
Equity contracts	—	10,853,621	—	—	10,853,621
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$10,853,621	$1,380,658	$—	$12,234,279

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(635,958)	—	(635,958)
Credit contracts	—	—	—	—	—
Equity contracts	—	54,410	—	—	54,410
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$54,410	$(635,958)	$—	$(581,548)

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $17,043,000 and futures contracts with an average notional balance of approximately $31,884,000 during the year ended December 31, 2009.

^ This Portfolio held forward foreign currency and futures contracts to gain an economic hedge against changes in the values of securities held in the Portfolio, that do not qualify for hedge accounting under ASC 815 and also to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$272,963,715
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$329,091,017

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$180,930,993
Aggregate gross unrealized depreciation	(69,134,435)

Net unrealized appreciation	$111,796,558

Federal income tax cost of investments	$1,227,204,768

The Portfolio has a net capital loss carryforward of $309,015,954 of which $9,429,837 expires in the year 2016, and $299,586,117 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $1,173,920,645)	$1,339,001,326
Cash	10,052
Foreign cash (Cost $3,394,702)	3,353,640
Cash held as collateral at broker	2,897,207
Foreign cash held as collateral at broker (Cost $1,915,915)	1,880,202
Dividends, interest and other receivables	2,425,789
Receivable from Separate Accounts for Trust shares sold	710,452

Total assets	1,350,278,668

LIABILITIES
Investment management fees payable	736,973
Unrealized depreciation of forward foreign currency contracts	635,958
Payable to Separate Accounts for Trust shares redeemed	239,237
Distribution fees payable - Class IB	199,397
Administrative fees payable	182,820
Variation margin payable on futures contracts	110,415
Payable for securities purchased	14,591
Accrued expenses	406,088

Total liabilities	2,525,479

NET ASSETS	$1,347,753,189

Net assets were comprised of:
Paid in capital	$1,545,385,098
Accumulated undistributed net investment income (loss)	(848,380)
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(361,688,438)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	164,904,909

Net assets	$1,347,753,189

Class IA
Net asset value, offering and redemption price per share, $404,121,893 / 45,150,852 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.95

Class IB
Net asset value, offering and redemption price per share, $943,631,296 / 105,336,746 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.96

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $3,812,886 foreign withholding tax)	$48,031,867
Interest	212,722
Securities lending (net)	209,259

Total income	48,453,848

EXPENSES
Investment management fees	10,154,558
Administrative fees	2,681,373
Distribution fees - Class IB	1,918,441
Custodian fees	905,000
Printing and mailing expenses	456,734
Professional fees	66,737
Trustees’ fees	50,211
Recoupment fees	37,685
Miscellaneous	62,338

Gross expenses	16,333,077
Less: Fees paid indirectly	(95,882)

Net expenses	16,237,195

NET INVESTMENT INCOME (LOSS)	32,216,653

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(592,783,593)
Foreign currency transactions	2,363,389
Futures	10,853,621

Net realized gain (loss)	(579,566,583)

Change in unrealized appreciation (depreciation) on:
Securities	1,104,047,138
Foreign currency translations	(328,639)
Futures	54,410

Net change in unrealized appreciation (depreciation)	1,103,772,909

NET REALIZED AND UNREALIZED GAIN (LOSS)	524,206,326

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$556,422,979

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$32,216,653	$41,632,700
Net realized gain (loss) on investments, futures and foreign currency transactions	(579,566,583)	(30,810,231)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	1,103,772,909	(1,116,787,412)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	556,422,979	(1,105,964,943)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(11,466,718)	(27,748,906)
Class IB	(24,363,207)	(13,334,184)

	(35,829,925)	(41,083,090)

Distributions from net realized capital gains
Class IA	—	(13,338,956)
Class IB	—	(14,517,629)

	—	(27,856,585)

Return of capital
Class IA	—	(1,553,725)
Class IB	—	(1,513,847)

	—	(3,067,572)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(35,829,925)	(72,007,247)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 19,478,311 and 129,162,216 shares, respectively ]	129,125,057	1,165,740,827
Capital shares issued in reinvestment of dividends and distributions [ 1,309,144 and 5,306,832 shares, respectively ]	11,466,718	42,641,587
Capital shares repurchased [ (159,588,981) and (7,250,160) shares, respectively ]	(1,290,719,894)	(68,492,328)

Total Class IA transactions	(1,150,128,119)	1,139,890,086

Class IB
Capital shares sold [ 20,308,212 and 19,136,764 shares, respectively ]	154,087,217	198,377,611
Capital shares issued in reinvestment of dividends and distributions [ 2,778,786 and 3,315,146 shares, respectively ]	24,363,207	29,365,660
Capital shares repurchased [ (15,025,143) and (18,634,931) shares, respectively ]	(112,612,999)	(195,009,066)

Total Class IB transactions	65,837,425	32,734,205

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,084,290,694)	1,172,624,291

TOTAL INCREASE (DECREASE) IN NET ASSETS	(563,697,640)	(5,347,899)
NET ASSETS:
Beginning of year	1,911,450,829	1,916,798,728

End of year (a)	$1,347,753,189	$1,911,450,829

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(848,380)	$(347,166)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	2006	2005
Net asset value, beginning of year	$6.80	$12.76	$13.89	$12.47	$10.80

Income (loss) from investment operations:
Net investment income (loss)	0.15 (e)	0.22 (e)	0.23	0.15 (e)	0.15 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.26	(5.84)	1.79	2.26	1.73

Total from investment operations	2.41	(5.62)	2.02	2.41	1.88

Less distributions:
Dividends from net investment income	(0.26)	(0.16)	(0.10)	(0.19)	(0.20)
Distributions from net realized gains	—	(0.16)	(3.05)	(0.80)	(0.01)
Return of capital	—	(0.02)	—	—	—

Total dividends and distributions	(0.26)	(0.34)	(3.15)	(0.99)	(0.21)

Net asset value, end of year	$8.95	$6.80	$12.76	$13.89	$12.47

Total return	35.55%	(44.67)%	15.54%	19.57%	17.43%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$404,122	$1,250,082	$723,648	$430,037	$119,304
Ratio of expenses to average net assets:
After waivers (f)	0.85%	0.85%	0.88%	0.95%	0.95%
After waivers and fees paid indirectly (f)	0.84%	0.83%	0.79%	0.95%	0.93%
Before waivers and fees paid indirectly (f)	0.85%	0.87%	0.90%	1.01%	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.11%	2.22%	1.57%	1.08%	1.32%
After waivers and fees paid indirectly (f)	2.12%	2.24%	1.66%	1.08%	1.34%
Before waivers and fees paid indirectly (f)	2.11%	2.20%	1.55%	1.02%	1.27%
Portfolio turnover rate	17%	8%	95%	25%	24%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$— #	$— #	$0.01	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2009	2008		2007		2006		2005
Net asset value, beginning of year	$6.80	$12.77		$13.90		$12.48		$10.81

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.22	(e)	0.22		0.14	(e)	0.12 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.27	(5.87)		1.76		2.24		1.73

Total from investment operations	2.40	(5.65)		1.98		2.38		1.85

Less distributions:
Dividends from net investment income	(0.24)	(0.14)		(0.06)		(0.16)		(0.17)
Distributions from net realized gains	—	(0.16)		(3.05)		(0.80)		(0.01)
Return of capital	—	(0.02)		—		—		—

Total dividends and distributions	(0.24)	(0.32)		(3.11)		(0.96)		(0.18)

Net asset value, end of year	$8.96	$6.80		$12.77		$13.90		$12.48

Total return	35.34%	(44.86)%		15.20%		19.25%		17.12%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$943,631	$661,369		$1,193,151		$1,117,308		$828,324
Ratio of expenses to average net assets:
After waivers (f)	1.10%	1.10%		1.13	%(c)	1.20%		1.20%
After waivers and fees paid indirectly (f)	1.10%	1.09%		1.04%		1.20%		1.18%
Before waivers and fees paid indirectly (f)	1.10%	1.12	%(c)	1.15	%(c)	1.26	%(c)	1.25%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.63%	2.12%		1.49%		1.03%		1.07%
After waivers and fees paid indirectly (f)	1.64%	2.13%		1.60%		1.04%		1.09%
Before waivers and fees paid indirectly (f)	1.63%	2.10%		1.47%		0.98%		1.02%
Portfolio turnover rate	17%	8%		95%		25%		24%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	#	$—	#	$0.01		$0.01

#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds unless otherwise noted.

See Notes to Financial Statements.

EQ/INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio –IA Shares*	37.52%	6.28%	(1.05)%	4.61%
Portfolio –IB Shares	37.08	6.21	(1.08)	4.59
MSCI AC World Index ex. U.S. Growth	38.67	5.66	0.07	—	***

*    Date of inception 9/26/08. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

**   Date of inception 11/18/94

***  Date of inception 12/31/98

      Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 37.08% for the year ended December 31, 2009. The Portfolio’s benchmark, the MSCI AC World Index, ex. U.S. Growth, returned 38.67% over the same period.

Asset Class Overview

Over the 12 months, the MSCI AC World Index ex U.S. Growth returned 38.67%. Risks to the global financial system subsided over the past year due to unprecedented monetary actions by major central banks, and the recent flow of positive economic data indicated continued improvement in underlying fundamentals. European stocks were mixed amid increasing economic divergence within the European Union. In Asia, Japan continued to underperform its regional peers, although it regained some positive momentum in December amid easing concerns over the strong yen. By sector, materials was the strongest performer within the Index during the final quarter. Consumer staples companies also performed well, while many financials declined due to fresh concerns about the asset quality of large banks and possible regulatory changes. The utilities sector also underperformed the market during the final quarter.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•

Stock selection in the Retailing sector was a positive factor for relative performance. Strong-performing export trading company Li & Fung (Hong Kong) and luxury goods maker LVMH Moet Hennessy Louis Vuitton (France) boosted relative results.

•

A combination of stock selection and an underweighted position in the Utilities and Communications sectors contributed to relative results. However, no individual stocks within this sector were among the Portfolio’s top contributors.

•

Stock selection in the Special Products and Services, and Consumer Staples sectors bolstered relative returns. In the Special Products and Services sector, the timing in ownership of shares of technology consulting firm Infosys Technologies (India) and shipyard operator Keppel (Singapore) aided results. In the Consumer Staples sector, beverage company Companhia de Bebidas das Americas (Brazil) and personal hygiene products maker Hengan International Group (Hong Kong) were among the top contributors.

•	Not owning poor-performing automobiles manufacturer Volkswagen (Germany) and video game console maker Nintendo (Japan) also aided relative results.

What hurt performance during the year:

•

A combination of stock selection and an underweighted position in the Basic Materials sector was the primary factor holding back relative performance. Not owning strong-performing iron ore miner Companhia Vale Do Rio Doce (Brazil), and the Portfolio’s timing in owning mining company Rio Tinto (U.K.), and pallets and container manufacturer Brambles (Australia), had a negative impact on relative results.

•	The currency exposure from stocks within the Energy sector dampened relative returns. Oil and gas exploration company Inpex (Japan) was among the Portfolio’s top detractors.

•

Elsewhere, holdings of banking firm Erste Group Bank (Austria), mobile phone maker Nokia (Finland), and pharmaceutical company Hisamitsu Pharmaceutical (Japan), dampened relative performance. The timing of ownership in shares of financial services firm Daiwa Securities and wireless services provider China Unicom Hong Kong also detracted from relative results.

EQ/INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/09	% of Net Assets
Consumer Staples	16.4%
Financials	15.5
Information Technology	13.9
Health Care	12.6
Consumer Discretionary	12.1
Materials	9.6
Energy	8.1
Telecommunication Services	5.2
Industrials	3.3
Utilities	0.5
Cash and Other	2.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,252.60	$6.08
Hypothetical (5% average return before expenses)	1,000.00	1,019.81	5.45
Class IB
Actual	1,000.00	1,251.60	7.49
Hypothetical (5% average return before expenses)	1,000.00	1,018.55	6.72

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.07% and 1.32% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (0.4%)
Iluka Resources Ltd.*	1,085,030	$3,453,039

Brazil (3.0%)
Cia de Bebidas das Americas (Preference) (ADR)	107,840	10,901,545
Fleury S.A.*	235,800	2,490,731
Petroleo Brasileiro S.A. (ADR)	199,300	9,502,624

		22,894,900

China (1.2%)
China Construction Bank Corp., Class H	7,258,000	6,177,882
China Pacific Insurance Group Co. Ltd., Class H*	693,000	2,761,847

		8,939,729

Cyprus (0.8%)
Bank of Cyprus PCL	835,890	5,826,536

Czech Republic (0.5%)
CEZ A/S	91,560	4,295,132

Denmark (0.9%)
Novo Nordisk A/S, Class B	108,445	6,938,616

Finland (1.6%)
Nokia Oyj	955,770	12,270,022

France (10.2%)
Air Liquide S.A.	75,543	8,917,354
Cie Generale d’Optique Essilor International S.A.	84,670	5,040,717
Danone S.A.	156,722	9,544,257
LVMH Moet Hennessy Louis Vuitton S.A.	175,180	19,669,598
Pernod-Ricard S.A.	90,924	7,804,487
Schneider Electric S.A.	116,201	13,462,103
Total S.A.	203,790	13,059,181

		77,497,697

Germany (9.7%)
Bayer AG	132,534	10,592,796
Beiersdorf AG	147,150	9,670,934
Deutsche Boerse AG	133,640	11,111,007
Henkel AG & Co. KGaA (Preference)	154,740	8,056,174
Linde AG	99,890	12,023,261
Merck KGaA	88,380	8,260,762
SAP AG	146,170	6,893,955
Symrise AG	340,655	7,309,270

		73,918,159

Greece (0.5%)
Coca Cola Hellenic Bottling Co. S.A.	167,722	3,821,026

Hong Kong (4.8%)
China Unicom Hong Kong Ltd.	9,624,000	12,649,312
Dairy Farm International Holdings Ltd.	990,000	5,914,794
Esprit Holdings Ltd.	1,241,100	8,168,294
Li & Fung Ltd.	2,380,000	9,794,841

		36,527,241

	Number of Shares	Value (Note 1)
India (0.9%)
Infosys Technologies Ltd. (ADR)	121,000	$6,687,670

Indonesia (0.9%)
PT Bank Rakyat Indonesia	8,587,500	6,938,871

Ireland (1.8%)
Accenture plc, Class A	336,940	13,983,010

Israel (2.0%)
NICE Systems Ltd. (ADR)*	151,980	4,717,459
Teva Pharmaceutical Industries Ltd. (ADR)	183,380	10,302,289

		15,019,748

Italy (1.7%)
Saipem S.p.A.	373,640	12,835,568

Japan (11.9%)
Aeon Credit Service Co., Ltd.	636,100	6,111,933
Canon, Inc.	197,600	8,353,552
Daiwa Securities Group, Inc.	1,476,000	7,399,517
Hisamitsu Pharmaceutical Co., Inc.	118,900	3,836,209
HOYA Corp.	254,400	6,744,338
INPEX Corp.	1,718	12,894,407
Keyence Corp.	21,200	4,370,614
Lawson, Inc.	101,200	4,458,348
Santen Pharmaceutical Co., Ltd.	151,900	4,856,973
Shimano, Inc.	135,900	5,439,254
Shin-Etsu Chemical Co., Ltd.	138,700	7,817,897
Shiseido Co., Ltd.	326,200	6,252,173
Tokyo Electron Ltd.	88,700	5,671,755
Trend Micro, Inc.	500	19,002
Unicharm Corp.	67,300	6,300,408

		90,526,380

Mexico (1.1%)
Grupo Televisa S.A. (ADR)	404,590	8,399,288

Netherlands (1.5%)
Akzo Nobel N.V.	175,580	11,572,949

Peru (0.8%)
Credicorp Ltd.	77,980	6,006,020

Phillippines (1.1%)
Philippine Long Distance Telephone Co.	147,700	8,363,451

Russia (1.7%)
Gazprom OAO (ADR)	514,130	12,816,015

South Africa (0.9%)
MTN Group Ltd.	425,140	6,763,705

South Korea (1.7%)
Amorepacific Corp.*	6,176	4,951,257
Samsung Electronics Co., Ltd.	11,786	8,049,638

		13,000,895

Spain (2.4%)
Inditex S.A.	94,810	5,874,777
Telefonica S.A.	442,810	12,341,802

		18,216,579

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)
Switzerland (11.3%)
Cie Financiere Richemont S.A., Class A	210,140	$7,031,514
Julius Baer Group Ltd.	294,477	10,284,778
Nestle S.A. (Registered)	536,443	26,061,902
Roche Holding AG	98,650	16,781,961
Sonova Holding AG	67,899	8,210,316
Swatch Group AG	26,115	6,573,151
UBS AG (Registered)*	706,334	10,850,646

		85,794,268

Taiwan (2.6%)
Acer, Inc.	3,283,160	9,808,281
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	901,638	10,314,738

		20,123,019

United Kingdom (15.6%)
Aberdeen Asset Management plc	1,952,330	4,218,935
ARM Holdings plc	2,621,640	7,496,550
BHP Billiton plc	683,640	21,837,310
Capita Group plc	274,064	3,305,708
HSBC Holdings plc	959,623	10,951,530
ICAP plc	601,010	4,165,056
IG Group Holdings plc	749,280	4,560,844
Intertek Group plc	419,810	8,452,877
Reckitt Benckiser Group plc	277,030	15,008,880
Reed Elsevier plc	1,124,200	9,231,665
SSL International plc	340,770	4,300,213
Standard Chartered plc	250,501	6,273,189
Tesco plc	1,125,510	7,733,166
WPP plc	1,157,166	11,299,567

		118,835,490

	Number of Shares	Value (Note 1)
United States (1.8%)
Synthes, Inc.	103,760	$13,589,277

Total Common Stocks (95.3%) (Cost $562,614,950)		725,854,300

	Number of Warrants	Value (Note 1)
WARRANT:
Luxembourg (1.9%)
Housing Development Finance Corp., expiring 1/18/11*§ (Cost $10,916,023)	242,005	14,329,431

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (2.3%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $17,393,066)	$17,393,066	$17,393,066

Total Investments (99.5%) (Cost/Amortized Cost $590,924,039)		757,576,797
Other Assets Less Liabilities (0.5%)		3,442,725

Net Assets (100%)		$761,019,522

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2009, the market value of these securities amounted to $14,329,431 or 1.9% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

Glossary:

ADR—	American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$8,399,288	$83,082,661	$—	$91,481,949
Consumer Staples	10,901,545	115,577,806	—	126,479,351
Energy	9,502,624	51,605,171	—	61,107,795
Financials	6,006,020	97,632,571	—	103,638,591
Health Care	10,302,289	84,898,571	—	95,200,860
Industrials	—	25,220,688	—	25,220,688
Information Technology	35,702,877	69,677,707	—	105,380,584
Materials	—	72,931,080	—	72,931,080
Telecommunication Services	—	40,118,270	—	40,118,270
Utilities	—	4,295,132	—	4,295,132
Short-Term Investments	—	17,393,066	—	17,393,066
Warrants
Financials	—	14,329,431	—	14,329,431

Total Assets	$80,814,643	$676,762,154	$—	$757,576,797

Total Liabilities	$—	$—	$—	$—

Total	$80,814,643	$676,762,154	$—	$757,576,797

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$552,767,482
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$302,426,178

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$153,067,503
Aggregate gross unrealized depreciation	(9,035,069)

Net unrealized appreciation	$144,032,434

Federal income tax cost of investments	$613,544,363

The Portfolio has a net capital loss carryforward of $60,527,546 of which $26,353 expires in the year 2010, $33,548,990 expires in the year 2016, and $26,952,203 expires in the year 2017.

The Portfolio had a net capital loss carryforward of $88,235 expire during 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $590,924,039)	$757,576,797
Cash	10,417
Foreign cash (Cost $154,234)	155,966
Receivable for securities sold	3,956,783
Dividends, interest and other receivables	1,189,240
Receivable from Separate Accounts for Trust shares sold	497,765
Other assets	1,419

Total assets	763,388,387

LIABILITIES
Payable for securities purchased	1,201,599
Investment management fees payable	543,192
Payable to Separate Accounts for Trust shares redeemed	325,192
Distribution fees payable - Class IB	81,227
Administrative fees payable	68,115
Trustees’ fees payable	465
Accrued expenses	149,075

Total liabilities	2,368,865

NET ASSETS	$761,019,522

Net assets were comprised of:
Paid in capital	$677,501,717
Accumulated undistributed net investment income (loss)	245,459
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(83,419,734)
Unrealized appreciation (depreciation) on investments and foreign currency translations	166,692,080

Net assets	$761,019,522

Class IA
Net asset value, offering and redemption price per share, $372,913,253 / 65,531,769 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.69

Class IB
Net asset value, offering and redemption price per share, $388,106,269 / 68,083,785 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.70

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $1,462,382 foreign withholding tax)	$15,102,393
Interest	22,364

Total income	15,124,757

EXPENSES
Investment management fees	4,699,553
Distribution fees - Class IB	735,391
Administrative fees	595,698
Custodian fees	432,501
Printing and mailing expenses	153,760
Professional fees	24,332
Trustees’ fees	11,380
Miscellaneous	30,966

Total expenses	6,683,581

NET INVESTMENT INCOME (LOSS)	8,441,176

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(30,780,200)
Foreign currency transactions	(8,947)

Net realized gain (loss)	(30,789,147)

Change in unrealized appreciation (depreciation) on:
Securities	259,919,184
Foreign currency translations	24,278

Net change in unrealized appreciation (depreciation)	259,943,462

NET REALIZED AND UNREALIZED GAIN (LOSS)	229,154,315

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$237,595,491

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,441,176	$3,506,672
Net realized gain (loss) on investments and foreign currency transactions	(30,789,147)	(51,846,355)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	259,943,462	(122,417,631)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	237,595,491	(170,757,314)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(4,545,622)	(321,450)
Class IB	(3,749,962)	(3,269,584)

	(8,295,584)	(3,591,034)

Distributions from net realized capital gains
Class IB	—	(6,616,234)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(8,295,584)	(10,207,268)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 62,600,811 and 5,822,867 shares, respectively ]	226,638,972	30,080,338
Capital shares issued in reinvestment of dividends [ 818,635 and 75,859 shares, respectively ]	4,545,622	321,450
Capital shares repurchased [ (3,182,124) and (604,279) shares, respectively ]	(15,562,167)	(2,626,040)

Total Class IA transactions	215,622,427	27,775,748

Class IB
Capital shares sold [ 24,916,094 and 27,298,942 shares, respectively ]	119,049,022	169,323,402
Capital shares issued in reinvestment of dividends and distributions [ 674,350 and 1,809,097 shares, respectively ]	3,749,962	9,885,818
Capital shares repurchased [ (15,390,436) and (21,106,662) shares, respectively ]	(71,722,582)	(122,283,722)

Total Class IB transactions	51,076,402	56,925,498

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	266,698,829	84,701,246

TOTAL INCREASE (DECREASE) IN NET ASSETS	495,998,736	(96,263,336)
NET ASSETS:
Beginning of year	265,020,786	361,284,122

End of year (a)	$761,019,522	$265,020,786

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$245,459	$108,814

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31, 2009	September 26, 2008* to December 31, 2008
Net asset value, beginning of period	$4.19	$5.43

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	—	#(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.48	(1.18)

Total from investment operations	1.57	(1.18)

Less distributions:
Dividends from net investment income	(0.07)	(0.06)

Net asset value, end of period	$5.69	$4.19

Total return (b)	37.52%	(21.75)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$372,913	$22,175
Ratio of expenses to average net assets (a)	1.07%	1.12	%(c)
Ratio of net investment income (loss) to average net assets (a)	1.74%	0.02%
Portfolio turnover rate	57%	71%

	Year Ended December 31,
Class IB	2009		2008	2007	2006	2005
Net asset value, beginning of year	$4.20		$7.24	$6.50	$5.21	$4.68

Income (loss) from investment operations:
Net investment income (loss)	0.06	(e)	0.06 (e)	0.04 (e)	0.06 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.50		(2.93)	1.00	1.28	0.56

Total from investment operations	1.56		(2.87)	1.04	1.34	0.60

Less distributions:
Dividends from net investment income	(0.06)		(0.06)	(0.04)	(0.05)	(0.07)
Distributions from net realized gains	—		(0.11)	(0.26)	—	—

Total dividends and distributions	(0.06)		(0.17)	(0.30)	(0.05)	(0.07)

Net asset value, end of year	$5.70		$4.20	$7.24	$6.50	$5.21

Total return	37.08%		(40.19)%	16.14%	25.65%	12.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$388,106		$242,846	$361,284	$164,899	$73,080
Ratio of expenses to average net assets
After fees paid indirectly	1.32	%(c)	1.37%	1.37%	1.42%	1.14%
Before fees paid indirectly	1.32	%(c)	1.37%	1.37%	1.42%	1.31%
Ratio of net investment income (loss) to average net assets
After fees paid indirectly	1.33%		1.05%	0.61%	1.01%	0.79%
Before fees paid indirectly	1.33%		1.05%	0.61%	1.01%	0.62%
Portfolio turnover rate	57%		71%	57%	79%	131%

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	JPMorgan Investment Management Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	32.53%	(0.05)%	1.28%	3.09%
Portfolio – IB Shares	32.10	(0.30)	1.09	2.93
Russell 1000® Value Index	19.69	(0.25)	2.47	5.67

*   Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/1/97

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 32.53% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 19.69% over the same period.

Asset Class Overview

Over the 12 months, large cap value stocks, as measured by the Russell 1000® Value Index, posted a gain of 19.69%. All of the sectors in the index delivered double-digit returns except telecommunications services and energy. The materials and information technology sectors were the strongest performing sectors in the index, followed by consumer discretionary.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	Stock selection in the capital markets and Industrial Cyclicals sectors contributed to results.

•

Sallie Mae, one of the largest U.S. private sector student lenders, was a top contributor to performance this year. Shares of Sallie Mae declined significantly earlier in the year after the Administration proposed ending federal subsidies for companies that provide loans to students. As the year progressed, investors realized that even if all students were forced into the direct lending program, Sallie Mae has other attractive businesses.

•	Another top contributor to performance was Morgan Stanley.

What hurt performance during the year:

•	Stock selection in the Retail and Consumer Staples sectors negatively impacted results.

•

Within the Retail sector, Safeway was a top detractor from returns as the third largest grocery store chain reported weaker-than-expected profit. Additionally, rising unemployment in certain states forced the company to reduce prices in an effort to compete with Wal-Mart.

•

An underweight position in Ford Motor Co. detracted from performance as a rapid and forceful stock price recovery occurred in April and May. Investors had anticipated a boon to Ford’s business due to the woes of domestic rivals Chrysler and GM. Better-than-expected first-quarter earnings drove the price even higher.

Portfolio Positioning and Outlook

Our belief is that business inventories are only in the early stages of being replenished and high corporate cash balances may be used to fund new capital expenditures, especially after the sharp cuts seen in 2009. Despite the popular assumption that the overleveraged consumer will be a minute factor in the recovery, we believe that increased consumption will contribute to growth in 2010.

The rescue operation performed by both the U.S. government and the Federal Reserve (Fed) in 2009 restored investor confidence, allowed markets to bounce back from their March 2009 lows and ultimately, we believe, will help bring the recession to an end. However, official support for a number of markets is set to expire over the coming months. The Fed’s purchases of agency mortgage-backed securities is expected to cease at the end of March and the tax credit for U.S. homebuyers is currently scheduled to end in April. Whether or not the financial markets and broader economy can stand on their own may depend on demand from the private sector being strong enough to take up the slack. Also in the forefront of investors’ minds is how interest rates will be impacted by the recovery of economic activity and potentially higher inflation expectations.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	23.1%
Energy	17.6
Health Care	10.8
Information Technology	10.2
Industrials	9.9
Consumer Discretionary	8.2
Consumer Staples	5.3
Telecommunication Services	5.2
Materials	4.3
Utilities	4.2
Cash and Other	1.2

100.0%

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,240.80	$4.18
Hypothetical (5% average return before expenses)	1,000.00	1,021.48	3.77
Class IB
Actual	1,000.00	1,237.00	5.58
Hypothetical (5% average return before expenses)	1,000.00	1,020.21	5.04

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.74% and 0.99%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.2%)
Auto Components (0.9%)
Johnson Controls, Inc.	127,540	$3,474,189

Hotels, Restaurants & Leisure (0.9%)
International Game Technology	76,590	1,437,594
Royal Caribbean Cruises Ltd.*	71,485	1,807,141

		3,244,735

Household Durables (0.4%)
Lennar Corp., Class A	102,880	1,313,778

Media (4.4%)
Time Warner Cable, Inc.	83,807	3,468,772
Time Warner, Inc.	167,175	4,871,479
Walt Disney Co.	242,510	7,820,948

		16,161,199

Multiline Retail (0.4%)
Kohl’s Corp.*	28,800	1,553,184

Specialty Retail (0.8%)
Staples, Inc.	117,200	2,881,948

Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.	41,900	1,530,607

Total Consumer Discretionary		30,159,640

Consumer Staples (5.3%)
Beverages (0.9%)
Coca-Cola Co.	58,950	3,360,150

Food & Staples Retailing (2.6%)
CVS Caremark Corp.	185,500	5,974,955
Sysco Corp.	39,610	1,106,703
Wal-Mart Stores, Inc.	42,000	2,244,900

		9,326,558

Food Products (0.6%)
General Mills, Inc.	32,385	2,293,182

Household Products (1.2%)
Procter & Gamble Co.	74,060	4,490,258

Total Consumer Staples		19,470,148

Energy (17.6%)
Energy Equipment & Services (1.8%)
Halliburton Co.	109,979	3,309,268
Schlumberger Ltd.	50,495	3,286,720

		6,595,988

Oil, Gas & Consumable Fuels (15.8%)
Anadarko Petroleum Corp.	50,965	3,181,235
Apache Corp.	56,955	5,876,047
Chevron Corp.	120,500	9,277,295
ConocoPhillips	168,400	8,600,188
Devon Energy Corp.	74,324	5,462,814
Exxon Mobil Corp.	217,820	14,853,146
Hess Corp.	11,480	694,540
Occidental Petroleum Corp.	108,335	8,813,052
Williams Cos., Inc.	81,705	1,722,342

		58,480,659

Total Energy		65,076,647

	Number of Shares	Value (Note 1)

Financials (22.9%)
Capital Markets (5.6%)
Goldman Sachs Group, Inc.	55,475	$9,366,399
Morgan Stanley	235,470	6,969,912
State Street Corp.	96,870	4,217,720

		20,554,031

Commercial Banks (4.5%)
BB&T Corp.	103,309	2,620,949
SunTrust Banks, Inc.	56,500	1,146,385
U.S. Bancorp	127,490	2,869,800
Wells Fargo & Co.	370,835	10,008,837

		16,645,971

Consumer Finance (1.3%)
Capital One Financial Corp.	73,430	2,815,306
SLM Corp.*	190,205	2,143,610

		4,958,916

Diversified Financial Services (4.6%)
Bank of America Corp.	721,632	10,867,778
Citigroup, Inc.	1,351,426	4,473,220
North American Financial Holdings, Inc.(b)†	91,300	1,826,000

		17,166,998

Insurance (4.7%)
ACE Ltd.*	72,960	3,677,184
Aflac, Inc.	82,403	3,811,139
Genworth Financial, Inc., Class A*	161,300	1,830,755
Lincoln National Corp.	33,400	830,992
Principal Financial Group, Inc.	48,400	1,163,536
Prudential Financial, Inc.	88,138	4,385,747
RenaissanceReinsurance Holdings Ltd.	31,115	1,653,762

		17,353,115

Real Estate Investment Trusts (REITs) (1.1%)
Alexandria Real Estate Equities, Inc. (REIT)	48,420	3,112,922
Lexington Realty Trust (REIT)	56,100	341,088
Mack-Cali Realty Corp. (REIT)	14,500	501,265

		3,955,275

Thrifts & Mortgage Finance (1.1%)
MGIC Investment Corp.*	340,225	1,966,500
New York Community Bancorp, Inc.	146,800	2,130,068

		4,096,568

Total Financials		84,730,874

Health Care (10.8%)
Biotechnology (0.6%)
Celgene Corp.*	38,960	2,169,293

Health Care Equipment & Supplies (0.6%)
Baxter International, Inc.	16,800	985,824
Covidien plc	23,460	1,123,499

		2,109,323

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Health Care Providers & Services (2.3%)
Aetna, Inc.	74,380	$2,357,846
McKesson Corp.	36,480	2,280,000
WellPoint, Inc.*	70,055	4,083,506

		8,721,352

Pharmaceuticals (7.3%)
Abbott Laboratories, Inc.	57,775	3,119,273
Bristol-Myers Squibb Co.	115,700	2,921,425
Merck & Co., Inc.	302,680	11,059,927
Pfizer, Inc.	542,195	9,862,527

		26,963,152

Total Health Care		39,963,120

Industrials (9.9%)
Aerospace & Defense (1.9%)
Honeywell International, Inc.	37,875	1,484,700
Precision Castparts Corp.	20,230	2,232,381
United Technologies Corp.	47,657	3,307,872

		7,024,953

Electrical Equipment (0.5%)
Cooper Industries plc	47,000	2,004,080

Industrial Conglomerates (1.8%)
General Electric Co.	312,780	4,732,361
Tyco International Ltd.*	52,710	1,880,693

		6,613,054

Machinery (3.4%)
Deere & Co.	53,500	2,893,815
Eaton Corp.	39,340	2,502,811
Joy Global, Inc.	27,470	1,417,177
Kennametal, Inc.	37,300	966,816
Navistar International Corp.*	47,500	1,835,875
Parker Hannifin Corp.	55,120	2,969,866

		12,586,360

Road & Rail (2.0%)
Norfolk Southern Corp.	77,995	4,088,498
Union Pacific Corp.	51,380	3,283,182

		7,371,680

Trading Companies & Distributors (0.3%)
GATX Corp.	35,800	1,029,250

Total Industrials		36,629,377

Information Technology (10.2%)
Communications Equipment (1.1%)
Cisco Systems, Inc.*	163,985	3,925,801

Computers & Peripherals (2.5%)
Hewlett-Packard Co.	182,780	9,414,998

Electronic Equipment, Instruments & Components (1.9%)
Avnet, Inc.*	57,400	1,731,184
Corning, Inc.	282,271	5,450,653

		7,181,837

Internet Software & Services (0.8%)
Google, Inc., Class A*	4,691	2,908,326

Semiconductors & Semiconductor Equipment (1.6%)
Applied Materials, Inc.	178,700	2,491,078

	Number of Shares	Value (Note 1)

Intersil Corp., Class A	76,500	$1,173,510
National Semiconductor Corp.	155,340	2,386,022

		6,050,610

Software (2.3%)
Microsoft Corp.	156,435	4,769,703
Symantec Corp.*	200,885	3,593,833

		8,363,536

Total Information Technology		37,845,108

Materials (3.7%)
Chemicals (2.3%)
Air Products & Chemicals, Inc.	7,605	616,461
Dow Chemical Co.	206,550	5,706,977
E.I. du Pont de Nemours & Co.	40,700	1,370,369
PPG Industries, Inc.	17,300	1,012,742

		8,706,549

Containers & Packaging (0.5%)
Ball Corp.	32,595	1,685,161

Metals & Mining (0.9%)
Freeport-McMoRan Copper & Gold, Inc.*	21,777	1,748,475
United States Steel Corp.	27,300	1,504,776

		3,253,251

Total Materials		13,644,961

Telecommunication Services (5.2%)
Diversified Telecommunication Services (4.5%)
AT&T, Inc.	39,800	1,115,594
Verizon Communications, Inc.	470,450	15,586,008

		16,701,602

Wireless Telecommunication Services (0.7%)
Sprint Nextel Corp.*	656,000	2,400,960

Total Telecommunication Services		19,102,562

Utilities (4.2%)
Electric Utilities (2.1%)
Edison International	81,395	2,830,918
FPL Group, Inc.	33,300	1,758,906
NV Energy, Inc.	255,115	3,158,324

		7,748,148

Multi-Utilities (1.9%)
CMS Energy Corp.	49,740	778,928
PG&E Corp.	56,970	2,543,711
Public Service Enterprise Group, Inc.	56,860	1,890,595
Xcel Energy, Inc.	78,900	1,674,258

		6,887,492

Water Utilities (0.2%)
American Water Works Co., Inc.	42,500	952,425

Total Utilities		15,588,065

Total Common Stocks (98.0%) (Cost $316,403,185)		362,210,502

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

CONVERTIBLE PREFERRED STOCKS:
Financials (0.2%)
Diversified Financial Services (0.2%)
Bank of America Corp. 10.000% (l)*	58,500	$872,820

Total Financials		872,820

Materials (0.6%)
Metals & Mining (0.6%)
Freeport-McMoRan Copper & Gold, Inc. 6.750%	17,670	2,035,584

Total Materials		2,035,584

Total Convertible Preferred Stocks (0.8%) (Cost $2,019,104)		2,908,404

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Government Securities (1.3%)
Federal Farm Credit Bank 0.01%, 1/4/10 (o)(p) (Cost $4,825,996)	$4,826,000	$4,825,995

Total Investments (100.1%) (Cost $323,248,285)		369,944,901
Other Assets Less Liabilities (-0.1%)		(343,654)

Net Assets (100%)		$369,601,247

*	Non-income producing.
†	Securities (totaling $1,826,000 or 0.5% of net assets) at fair value by management.
(b)	Illiquid security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2009.
(p)	Yield to maturity.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$30,159,640	$—	$—	$30,159,640
Consumer Staples	19,470,148	—	—	19,470,148
Energy	65,076,647	—	—	65,076,647
Financials	82,904,874	—	1,826,000	84,730,874
Health Care	39,963,120	—	—	39,963,120
Industrials	36,629,377	—	—	36,629,377
Information Technology	37,845,108	—	—	37,845,108
Materials	13,644,961	—	—	13,644,961
Telecommunication Services	19,102,562	—	—	19,102,562
Utilities	15,588,065	—	—	15,588,065
Convertible Preferred Stocks
Financials	872,820	—	—	872,820
Materials	2,035,584	—	—	2,035,584
Short-Term Investments	—	4,825,995	—	4,825,995

Total Assets	$363,292,906	$4,825,995	$1,826,000	$369,944,901

Total Liabilities	$—	$—	$—	$—

Total	$363,292,906	$4,825,995	$1,826,000	$369,944,901

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Financials
Balance as of 12/31/08	$—
Total gains or losses (realized/unrealized) included in earnings	—
Purchases, sales, issuances, and settlements (net)	—
Transfers in and/or out of Level 3	1,826,000
Balance as of 12/31/09	$1,826,000
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$—

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$255,354,942
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$269,082,376

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$50,884,449
Aggregate gross unrealized depreciation	(15,239,310)

Net unrealized appreciation	$35,645,139

Federal income tax cost of investments	$334,299,762

For the year ended December 31, 2009, the Portfolio incurred approximately $4,413 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $179,333,433 of which $80,429,321 expires in the year 2016, and $98,904,112 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $323,248,285)	$369,944,901
Cash	103
Dividends, interest and other receivables	603,281
Receivable for securities sold	343,996
Receivable from Separate Accounts for Trust shares sold	159,885
Other assets	2,085

Total assets	371,054,251

LIABILITIES
Payable for securities purchased	556,790
Payable to Separate Accounts for Trust shares redeemed	457,925
Investment management fees payable	187,509
Distribution fees payable - Class IB	76,244
Administrative fees payable	34,612
Trustees’ fees payable	1,104
Accrued expenses	138,820

Total liabilities	1,453,004

NET ASSETS	$369,601,247

Net assets were comprised of:
Paid in capital	$513,382,335
Accumulated undistributed net investment income (loss)	95,274
Accumulated undistributed net realized gain (loss) on investments	(190,572,978)
Unrealized appreciation (depreciation) on investments	46,696,616

Net assets	$369,601,247

Class IA
Net asset value, offering and redemption price per share, $21,638,236 / 2,457,271 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.81

Class IB
Net asset value, offering and redemption price per share, $347,963,011 / 39,405,275 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.83

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends	$7,844,933
Interest	1,383

Total income	7,846,316

EXPENSES
Investment management fees	1,862,792
Distribution fees - Class IB	733,056
Administrative fees	347,533
Printing and mailing expenses	83,675
Custodian fees	26,000
Professional fees	24,481
Trustees’ fees	7,852
Miscellaneous	11,655

Gross expenses	3,097,044
Less: Waiver from investment advisor	(44,857)

Net expenses	3,052,187

NET INVESTMENT INCOME (LOSS)	4,794,129

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	(71,622,296)
Net change in unrealized appreciation (depreciation) on securities	155,911,512

NET REALIZED AND UNREALIZED GAIN (LOSS)	84,289,216

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,083,345

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,794,129	$7,969,757
Net realized gain (loss) on investments	(71,622,296)	(116,565,906)
Net change in unrealized appreciation (depreciation) on investments	155,911,512	(102,762,242)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	89,083,345	(211,358,391)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(326,794)	(435,611)
Class IB	(4,353,884)	(7,446,563)

	(4,680,678)	(7,882,174)

Distributions from net realized capital gains
Class IA	—	(219,730)
Class IB	—	(4,460,391)

	—	(4,680,121)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(4,680,678)	(12,562,295)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 490,960 and 2,172,501 shares, respectively ]	3,682,683	23,069,522
Capital shares issued in reinvestment of dividends and distributions [ 37,696 and 88,783 shares, respectively ]	326,794	655,341
Capital shares repurchased [ (311,560) and (183,646) shares, respectively ]	(2,303,850)	(1,527,922)

Total Class IA transactions	1,705,627	22,196,941

Class IB
Capital shares sold [ 5,110,777 and 3,162,194 shares, respectively ]	39,750,186	30,287,138
Capital shares issued in reinvestment of dividends and distributions [ 500,755 and 1,588,378 shares, respectively ]	4,353,884	11,906,954
Capital shares repurchased [ (7,902,950) and (11,049,341) shares, respectively ]	(58,086,541)	(104,404,071)

Total Class IB transactions	(13,982,471)	(62,209,979)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(12,276,844)	(40,013,038)

TOTAL INCREASE (DECREASE) IN NET ASSETS	72,125,823	(263,933,724)
NET ASSETS:
Beginning of year	297,475,424	561,409,148

End of year (a)	$369,601,247	$297,475,424

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$95,274	$62,774

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008		2007	2006		2005
Net asset value, beginning of year	$6.75	$11.63		$14.16	$12.59		$12.30

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.20	(e)	0.23 (e)	0.24	(e)	0.20 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.06	(4.78)		(0.39)	2.36		0.32

Total from investment operations	2.19	(4.58)		(0.16)	2.60		0.52

Less distributions:
Dividends from net investment income	(0.13)	(0.20)		(0.24)	(0.25)		(0.23)
Distributions from net realized gains	—	(0.10)		(2.13)	(0.78)		—

Total dividends and distributions	(0.13)	(0.30)		(2.37)	(1.03)		(0.23)

Net asset value, end of year	$8.81	$6.75		$11.63	$14.16		$12.59

Total return	32.53%	(39.56	)%(aa)	(0.93)%	20.65%		4.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$21,638	$15,128		$1,890	$1,791		$399
Ratio of expenses to average net assets:
After waivers	0.75%	0.71%		0.70%	0.70%		0.67%
After waivers and fees paid indirectly	0.75%	0.71%		0.70%	0.70%		0.67%
Before waivers and fees paid indirectly	0.76%	0.76%		0.74%	0.73%		0.67%
Ratio of net investment income to average net assets:
After waivers	1.73%	2.31%		1.62%	1.75%		1.58%
After waivers and fees paid indirectly	1.73%	2.31%		1.62%	1.75%		1.58%
Before waivers and fees paid indirectly	1.72%	2.26%		1.58%	1.72%		1.58%
Portfolio turnover rate	83%	100%		79%	78%		67%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$— #	$—	#	$0.01	$—	#	$—

	Year Ended December 31,
Class IB	2009	2008		2007	2006		2005
Net asset value, beginning of year	$6.77	$11.66		$14.19	$12.61		$12.32

Income (loss) from investment operations:
Net investment income (loss)	0.11 (e)	0.17	(e)	0.20 (e)	0.21	(e)	0.16 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.06	(4.78)		(0.39)	2.37		0.33

Total from investment operations	2.17	(4.61)		(0.19)	2.58		0.49

Less distributions:
Dividends from net investment income	(0.11)	(0.18)		(0.21)	(0.22)		(0.20)
Distributions from net realized gains	—	(0.10)		(2.13)	(0.78)		—

Total dividends and distributions	(0.11)	(0.28)		(2.34)	(1.00)		(0.20)

Net asset value, end of year	$8.83	$6.77		$11.66	$14.19		$12.61

Total return	32.10%	(39.70	)%(bb)	(1.18)%	20.40%		3.94%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$347,963	$282,348		$559,519	$645,905		$602,237
Ratio of expenses to average net assets:
After waivers	1.00%	0.96%		0.95%	0.95%		0.92%
After waivers and fees paid indirectly	1.00%	0.96%		0.95%	0.95%		0.92%
Before waivers and fees paid indirectly	1.01%	1.01%		0.99%	0.98	%(c)	0.92%
Ratio of net investment income to average net assets:
After waivers	1.53%	1.84%		1.37%	1.53%		1.33%
After waivers and fees paid indirectly	1.53%	1.84%		1.37%	1.53%		1.33%
Before waivers and fees paid indirectly	1.52%	1.78%		1.33%	1.51%		1.33%
Portfolio turnover rate	83%	100%		79%	78%		67%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$— #	$—	#	$0.01	$—	#	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (39.65)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (39.78)%.

See Notes to Financial Statements.

EQ/LARGE CAP CORE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Life Insurance Company

➢	Institutional Capital LLC

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	26.84%	0.19%	(0.94)%	(0.09)%
Portfolio – IB Shares	26.50	(0.09)	(1.14)	(0.28)
S&P 500 Index	26.46	0.42	(0.95)	0.87

*   Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 1/1/99

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 26.84% for the year ended December 31, 2009. The Portfolio’s benchmark, the S&P 500 Index, returned 26.46% over the same period.

Asset Class Overview

Over the 12 months, large cap stocks, as measured by the S&P 500 Index, returned 26.46%. Nine out of the ten sectors in the index delivered double-digit returns. Information technology was the strongest performing and largest sector, comprising approximately 18% of the index. Materials and consumer discretionary sectors also made strong gains. Defensive sectors such as utilities and telecommunications services were the worst performing sectors, although both still made a positive contribution to the benchmark’s return.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•

One key driver of relative performance was positive stock selection in the Health Care sector where the Portfolio’s strategy of focusing on diversified health care companies with little exposure to generic competition helped in the selection of a number of strong performers in this sector.

•	Strong stock selection in the Energy and Transportation sectors was also a large contributor to outperforming the index.

•	The Industrials sector also contributed to relative positive performance.

•	Not owning ExxonMobil Corp. (Energy sector) while the benchmark did was a positive for the Portfolio.

•

Leading contributors to relative performance were JPMorgan Chase & Co. (Financial sector); Texas Instruments, Inc. (Information Technology sector); CSX Corp. (Industrials sector); and, Wyeth (Health Care sector).

What hurt performance during the year:

•	Stock selection in the Financial, Basic Industries and Consumer Services sectors detracted from relative performance.

•	Not owning Apple Inc. (Information Technology sector) while the benchmark did detracted from relative performance.

•	Owning Ace Ltd. (Financial sector) while the benchmark did not, was detrimental to relative returns.

•	Other leading detractors from relative performance included Lockheed Martin Corp. (Industrials sector) and, Wells Fargo and Co. and Capital One Financial Corp. (both in the Financial sector).

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	16.1%
Financials	13.7
Health Care	12.5
Industrials	10.5
Energy	9.9
Exchange Traded Funds	9.7
Consumer Discretionary	8.6
Consumer Staples	8.2
Materials	3.2
Telecommunication Services	3.0
Utilities	2.2
Cash and Other	2.4

100.0%

EQ/LARGE CAP CORE PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,216.80	$3.63
Hypothetical (5% average return before expenses)	1,000.00	1,021.93	3.31
Class IB
Actual	1,000.00	1,213.60	5.30
Hypothetical (5% average return before expenses)	1,000.00	1,020.42	4.84

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.65% and 0.95% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.6%)
Auto Components (1.0%)
Goodyear Tire & Rubber Co.*	8,359	$117,862
Johnson Controls, Inc.	208,527	5,680,275

		5,798,137

Automobiles (0.2%)
Ford Motor Co.*	113,723	1,137,230
Harley-Davidson, Inc.	8,541	215,233

		1,352,463

Distributors (0.0%)
Genuine Parts Co.	5,814	220,699

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	4,353	263,705
DeVry, Inc.	2,224	126,168
H&R Block, Inc.	12,036	272,254

		662,127

Hotels, Restaurants & Leisure (0.8%)
Carnival Corp.*	15,482	490,625
Darden Restaurants, Inc.	5,168	181,242
International Game Technology	10,623	199,394
Marriott International, Inc., Class A	8,631	235,195
McDonald’s Corp.	37,873	2,364,790
Starbucks Corp.*	26,195	604,057
Starwood Hotels & Resorts Worldwide, Inc.	6,827	249,663
Wyndham Worldwide Corp.	5,944	119,890
Wynn Resorts Ltd.	2,248	130,901
Yum! Brands, Inc.	16,621	581,236

		5,156,993

Household Durables (0.2%)
Black & Decker Corp.	2,084	135,106
D.R. Horton, Inc.	10,280	111,744
Fortune Brands, Inc.	5,407	233,582
Harman International Industries, Inc.	2,508	88,482
Leggett & Platt, Inc.	5,833	118,993
Lennar Corp., Class A	6,057	77,348
Newell Rubbermaid, Inc.	9,185	137,867
Pulte Homes, Inc.*	11,200	112,000
Whirlpool Corp.	2,743	221,250

		1,236,372

Internet & Catalog Retail (0.3%)
Amazon.com, Inc.*	11,660	1,568,503
Expedia, Inc.*	7,255	186,526
priceline.com, Inc.*	1,500	327,750

		2,082,779

Leisure Equipment & Products (0.1%)
Eastman Kodak Co.*	8,068	34,047
Hasbro, Inc.	4,427	141,930
Mattel, Inc.	13,133	262,397

		438,374

	Number of Shares	Value (Note 1)

Media (2.7%)
CBS Corp., Class B	23,626	$331,945
Comcast Corp., Class A	100,078	1,687,315
DIRECTV, Class A*	32,911	1,097,582
Gannett Co., Inc.	8,951	132,922
Interpublic Group of Cos., Inc.*	17,536	129,416
McGraw-Hill Cos., Inc.	11,191	375,010
Meredith Corp.	1,508	46,522
New York Times Co., Class A*	2,922	36,116
News Corp., Class A	78,944	1,080,743
Omnicom Group, Inc.	11,028	431,746
Scripps Networks Interactive, Inc., Class A	3,352	139,108
Time Warner Cable, Inc.	12,177	504,006
Time Warner, Inc.	40,805	1,189,058
Viacom, Inc., Class B*	229,275	6,816,346
Walt Disney Co.	67,763	2,185,357
Washington Post Co., Class B	236	103,746

		16,286,938

Multiline Retail (0.5%)
Big Lots, Inc.*	3,177	92,070
Family Dollar Stores, Inc.	5,251	146,135
J.C. Penney Co., Inc.	8,323	221,475
Kohl’s Corp.*	11,038	595,280
Macy’s, Inc.	14,803	248,098
Nordstrom, Inc.	5,524	207,592
Sears Holdings Corp.*	1,644	137,192
Target Corp.	26,463	1,280,015

		2,927,857

Specialty Retail (2.4%)
Abercrombie & Fitch Co., Class A	3,337	116,294
AutoNation, Inc.*	3,798	72,732
AutoZone, Inc.*	1,071	169,293
Bed Bath & Beyond, Inc.*	9,241	356,980
Best Buy Co., Inc.	12,271	484,214
GameStop Corp., Class A*	5,957	130,697
Gap, Inc.	16,343	342,386
Home Depot, Inc.	60,252	1,743,090
Limited Brands, Inc.	9,360	180,086
Lowe’s Cos., Inc.	372,457	8,711,769
Office Depot, Inc.*	11,471	73,988
O’Reilly Automotive, Inc.*	4,674	178,173
RadioShack Corp.	4,919	95,921
Ross Stores, Inc.	4,200	179,382
Sherwin-Williams Co.	3,578	220,584
Staples, Inc.	25,819	634,889
Tiffany & Co.	4,587	197,241
TJX Cos., Inc.	14,724	538,162

		14,425,881

Textiles, Apparel & Luxury Goods (0.3%)
Coach, Inc.	11,578	422,944
NIKE, Inc., Class B	13,940	921,016
Polo Ralph Lauren Corp.	2,084	168,762
VF Corp.	3,191	233,709

		1,746,431

Total Consumer Discretionary		52,335,051

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Consumer Staples (8.2%)
Beverages (3.2%)
Brown-Forman Corp., Class B	4,057	$217,333
Coca-Cola Co.	81,507	4,645,899
Coca-Cola Enterprises, Inc.	11,619	246,323
Constellation Brands, Inc., Class A*	7,063	112,514
Dr. Pepper Snapple Group, Inc.	9,332	264,096
Molson Coors Brewing Co., Class B	5,355	241,832
Pepsi Bottling Group, Inc.	4,893	183,487
PepsiCo, Inc.	220,449	13,403,299

		19,314,783

Food & Staples Retailing (1.5%)
Costco Wholesale Corp.	15,322	906,603
CVS Caremark Corp.	49,404	1,591,303
Kroger Co.	23,554	483,563
Safeway, Inc.	14,880	316,795
SUPERVALU, Inc.	6,949	88,322
Sysco Corp.	20,702	578,414
Walgreen Co.	34,550	1,268,676
Wal-Mart Stores, Inc.	74,994	4,008,429
Whole Foods Market, Inc.*	5,202	142,795

		9,384,900

Food Products (0.9%)
Archer-Daniels-Midland Co.	22,884	716,498
Campbell Soup Co.	6,575	222,235
ConAgra Foods, Inc.	15,677	361,355
Dean Foods Co.*	6,674	120,399
General Mills, Inc.	11,585	820,334
H.J. Heinz Co.	11,412	487,977
Hershey Co.	5,919	211,841
Hormel Foods Corp.	2,450	94,202
J.M. Smucker Co.	4,172	257,621
Kellogg Co.	8,853	470,980
Kraft Foods, Inc., Class A	52,119	1,416,594
McCormick & Co., Inc. (Non-Voting)	4,592	165,909
Sara Lee Corp.	25,294	308,081
Tyson Foods, Inc., Class A	11,173	137,093

		5,791,119

Household Products (1.5%)
Clorox Co.	4,851	295,911
Colgate-Palmolive Co.	17,369	1,426,863
Kimberly-Clark Corp.	14,683	935,454
Procter & Gamble Co.	102,755	6,230,036

		8,888,264

Personal Products (0.2%)
Avon Products, Inc.	15,010	472,815
Estee Lauder Cos., Inc., Class A	4,298	207,851
Mead Johnson Nutrition Co., Class A	6,648	290,518

		971,184

Tobacco (0.9%)
Altria Group, Inc.	73,346	1,439,782
Lorillard, Inc.	5,594	448,807
Philip Morris International, Inc.	66,868	3,222,369

	Number of Shares	Value (Note 1)

Reynolds American, Inc.	6,022	$318,985

		5,429,943

Total Consumer Staples		49,780,193

Energy (9.9%)
Energy Equipment & Services (2.3%)
Baker Hughes, Inc.	10,777	436,253
BJ Services Co.	10,407	193,570
Cameron International Corp.*	8,648	361,486
Diamond Offshore Drilling, Inc.	2,562	252,152
FMC Technologies, Inc.*	4,538	262,478
Halliburton Co.	281,943	8,483,665
Nabors Industries Ltd.*	10,207	223,431
National Oilwell Varco, Inc.	14,575	642,612
Rowan Cos., Inc.*	4,444	100,612
Schlumberger Ltd.	42,431	2,761,834
Smith International, Inc.	7,588	206,166

		13,924,259

Oil, Gas & Consumable Fuels (7.6%)
Anadarko Petroleum Corp.	17,279	1,078,555
Apache Corp.	11,718	1,208,946
Cabot Oil & Gas Corp.	3,577	155,921
Chesapeake Energy Corp.	22,465	581,394
Chevron Corp.	70,584	5,434,262
ConocoPhillips	52,536	2,683,014
Consol Energy, Inc.	6,504	323,899
Denbury Resources, Inc.*	8,604	127,339
Devon Energy Corp.	15,632	1,148,952
El Paso Corp.	25,348	249,171
EOG Resources, Inc.	8,919	867,819
Exxon Mobil Corp.	167,046	11,390,867
Hess Corp.	10,231	618,975
Marathon Oil Corp.	212,298	6,627,944
Massey Energy Co.	3,006	126,282
Murphy Oil Corp.	6,630	359,346
Noble Energy, Inc.	6,023	428,958
Occidental Petroleum Corp.	109,471	8,905,466
Peabody Energy Corp.	9,463	427,822
Pioneer Natural Resources Co.	3,805	183,287
Range Resources Corp.	5,533	275,820
Southwestern Energy Co.*	12,451	600,138
Spectra Energy Corp.	22,929	470,274
Sunoco, Inc.	4,421	115,388
Tesoro Corp.	5,311	71,964
Valero Energy Corp.	19,593	328,183
Williams Cos., Inc.	20,590	434,037
XTO Energy, Inc.	20,477	952,795

		46,176,818

Total Energy		60,101,077

Financials (13.7%)
Capital Markets (1.6%)
Ameriprise Financial, Inc.	9,288	360,560
Bank of New York Mellon Corp.	42,879	1,199,326
Charles Schwab Corp.	33,688	634,008
E*TRADE Financial Corp.*	56,203	98,355
Federated Investors, Inc., Class B	3,379	92,922
Franklin Resources, Inc.	5,200	547,820
Goldman Sachs Group, Inc.	18,180	3,069,511

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Invesco Ltd.	15,143	$355,709
Janus Capital Group, Inc.	6,564	88,286
Legg Mason, Inc.	5,242	158,099
Morgan Stanley	47,815	1,415,324
Northern Trust Corp.	8,518	446,343
State Street Corp.	17,401	757,640
T. Rowe Price Group, Inc.	9,155	487,504

		9,711,407

Commercial Banks (4.5%)
BB&T Corp.	190,237	4,826,313
Comerica, Inc.	5,535	163,670
Fifth Third Bancorp	28,054	273,526
First Horizon National Corp.*	8,145	109,145
Huntington Bancshares, Inc./Ohio	27,165	99,152
KeyCorp	32,456	180,131
M&T Bank Corp.	2,853	190,837
Marshall & Ilsley Corp.	18,501	100,830
PNC Financial Services Group, Inc.	16,345	862,853
Regions Financial Corp.	39,901	211,076
SunTrust Banks, Inc.	17,748	360,107
U.S. Bancorp	373,372	8,404,604
Wells Fargo & Co.	425,027	11,471,479
Zions Bancorp.	4,406	56,529

		27,310,252

Consumer Finance (1.3%)
American Express Co.	41,716	1,690,332
Capital One Financial Corp.	139,447	5,346,398
Discover Financial Services	18,842	277,166
SLM Corp.*	17,278	194,723

		7,508,619

Diversified Financial Services (3.5%)
Bank of America Corp.	349,428	5,262,386
Citigroup, Inc.	684,134	2,264,483
CME Group, Inc.	2,335	784,443
IntercontinentalExchange, Inc.*	2,592	291,082
JPMorgan Chase & Co.	292,381	12,183,516
Leucadia National Corp.*	6,436	153,112
Moody’s Corp.	6,547	175,460
NASDAQ OMX Group, Inc.*	4,874	96,603
NYSE Euronext	9,541	241,387

		21,452,472

Insurance (2.0%)
Aflac, Inc.	16,467	761,599
Allstate Corp.	18,754	563,370
American International Group, Inc.*	4,966	148,881
Aon Corp.	110,100	4,221,234
Assurant, Inc.	4,354	128,356
Chubb Corp.	11,887	584,603
Cincinnati Financial Corp.	6,112	160,379
Genworth Financial, Inc., Class A*	17,777	201,769
Hartford Financial Services Group, Inc.	13,308	309,544
Lincoln National Corp.	10,795	268,579
Loews Corp.	12,767	464,080
Marsh & McLennan Cos., Inc.	18,855	416,318

	Number of Shares	Value (Note 1)

MetLife, Inc.	28,971	$1,024,125
Principal Financial Group, Inc.	10,928	262,709
Progressive Corp.*	23,239	418,070
Prudential Financial, Inc.	16,157	803,972
Torchmark Corp.	3,165	139,102
Travelers Cos., Inc.	19,077	951,179
Unum Group	11,746	229,282
XL Capital Ltd., Class A	11,754	215,451

		12,272,602

Real Estate Investment Trusts (REITs) (0.7%)
Apartment Investment & Management Co. (REIT), Class A	3,637	57,901
AvalonBay Communities, Inc. (REIT)	2,911	239,022
Boston Properties, Inc. (REIT)	4,832	324,082
Developers Diversified Realty Corp. (REIT)	224	2,074
Equity Residential (REIT)	9,831	332,091
HCP, Inc. (REIT)	10,061	307,263
Health Care REIT, Inc. (REIT)	4,156	184,194
Host Hotels & Resorts, Inc. (REIT)*	22,358	260,918
Kimco Realty Corp. (REIT)	14,052	190,124
Plum Creek Timber Co., Inc. (REIT)	5,807	219,272
ProLogis (REIT)	16,635	227,733
Public Storage (REIT)	4,945	402,770
Simon Property Group, Inc. (REIT)	10,050	801,990
Ventas, Inc. (REIT)	5,751	251,549
Vornado Realty Trust (REIT)	5,381	376,356

		4,177,339

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*	7,787	105,670

Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	16,139	221,589
People’s United Financial, Inc.	12,383	206,796

		428,385

Total Financials		82,966,746

Health Care (12.5%)
Biotechnology (0.9%)
Amgen, Inc.*	35,509	2,008,744
Biogen Idec, Inc.*	10,364	554,474
Celgene Corp.*	16,322	908,809
Cephalon, Inc.*	2,770	172,876
Genzyme Corp.*	9,562	468,633
Gilead Sciences, Inc.*	31,890	1,380,199

		5,493,735

Health Care Equipment & Supplies (2.1%)
Baxter International, Inc.	21,197	1,243,840
Becton, Dickinson and Co.	8,408	663,055
Boston Scientific Corp.*	53,131	478,179
C.R. Bard, Inc.	3,496	272,338
CareFusion Corp.*	6,538	163,515

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Covidien plc	122,645	$5,873,469
DENTSPLY International, Inc.	5,099	179,332
Hospira, Inc.*	5,817	296,667
Intuitive Surgical, Inc.*	1,388	421,008
Medtronic, Inc.	39,022	1,716,188
St. Jude Medical, Inc.*	11,512	423,411
Stryker Corp.	9,824	494,835
Varian Medical Systems, Inc.*	4,674	218,977
Zimmer Holdings, Inc.*	7,678	453,847

		12,898,661

Health Care Providers & Services (1.3%)
Aetna, Inc.	15,192	481,586
AmerisourceBergen Corp.	10,466	272,849
Cardinal Health, Inc.	13,074	421,506
CIGNA Corp.	9,540	336,476
Coventry Health Care, Inc.*	5,221	126,818
DaVita, Inc.*	3,793	222,801
Express Scripts, Inc.*	9,553	825,857
Humana, Inc.*	6,150	269,924
Laboratory Corp. of America Holdings*	3,835	287,011
McKesson Corp.	9,313	582,062
Medco Health Solutions, Inc.*	16,662	1,064,868
Patterson Cos., Inc.*	3,160	88,417
Quest Diagnostics, Inc.	5,210	314,580
Tenet Healthcare Corp.*	13,228	71,299
UnitedHealth Group, Inc.	40,850	1,245,108
WellPoint, Inc.*	16,042	935,088

		7,546,250

Health Care Technology (0.0%)
IMS Health, Inc.	6,399	134,763

Life Sciences Tools & Services (0.2%)
Life Technologies Corp.*	6,183	322,938
Millipore Corp.*	1,968	142,385
PerkinElmer, Inc.	4,095	84,316
Thermo Fisher Scientific, Inc.*	14,191	676,769
Waters Corp.*	3,350	207,566

		1,433,974

Pharmaceuticals (8.0%)
Abbott Laboratories, Inc.	54,328	2,933,169
Allergan, Inc.	10,714	675,089
Bristol-Myers Squibb Co.	60,418	1,525,555
Eli Lilly and Co.	35,572	1,270,276
Forest Laboratories, Inc.*	10,706	343,770
Johnson & Johnson	97,086	6,253,309
King Pharmaceuticals, Inc.*	9,574	117,473
Merck & Co., Inc.	329,222	12,029,772
Mylan, Inc.*	11,400	210,102
Pfizer, Inc.	842,068	15,317,217
Sanofi-Aventis S.A. (ADR)	188,650	7,408,285
Watson Pharmaceuticals, Inc.*	3,730	147,745

		48,231,762

Total Health Care		75,739,145

Industrials (10.5%)
Aerospace & Defense (2.8%)
Boeing Co.	25,544	1,382,697
General Dynamics Corp.	13,590	926,430

	Number of Shares	Value (Note 1)

Goodrich Corp.	4,512	$289,896
Honeywell International, Inc.	219,022	8,585,662
ITT Corp.	6,430	319,828
L-3 Communications Holdings, Inc.	4,207	365,799
Lockheed Martin Corp.	11,116	837,591
Northrop Grumman Corp.	10,903	608,932
Precision Castparts Corp.	4,881	538,618
Raytheon Co.	13,382	689,441
Rockwell Collins, Inc.	5,747	318,154
United Technologies Corp.	32,900	2,283,589

		17,146,637

Air Freight & Logistics (0.6%)
C.H. Robinson Worldwide, Inc.	5,996	352,145
Expeditors International of Washington, Inc.	7,547	262,107
FedEx Corp.	10,897	909,355
United Parcel Service, Inc., Class B	34,781	1,995,386

		3,518,993

Airlines (0.1%)
Southwest Airlines Co.	26,872	307,147

Building Products (0.0%)
Masco Corp.	12,367	170,788

Commercial Services & Supplies (0.3%)
Avery Dennison Corp.	4,155	151,616
Cintas Corp.	4,720	122,956
Iron Mountain, Inc.*	6,672	151,855
Pitney Bowes, Inc.	7,257	165,169
R.R. Donnelley & Sons Co.	6,756	150,456
Republic Services, Inc.	11,472	324,772
Stericycle, Inc.*	3,206	176,875
Waste Management, Inc.	16,965	573,587

		1,817,286

Construction & Engineering (0.1%)
Fluor Corp.	6,436	289,878
Jacobs Engineering Group, Inc.*	4,474	168,267
Quanta Services, Inc.*	7,099	147,943

		606,088

Electrical Equipment (0.3%)
Emerson Electric Co.	26,487	1,128,346
First Solar, Inc.*	1,700	230,180
Rockwell Automation, Inc.	5,040	236,780
Roper Industries, Inc.	3,200	167,584

		1,762,890

Industrial Conglomerates (1.6%)
3M Co.	24,831	2,052,779
General Electric Co.	374,534	5,666,699
Textron, Inc.	107,174	2,015,943

		9,735,421

Machinery (2.7%)
Caterpillar, Inc.	148,313	8,452,358
Cummins, Inc.	87,681	4,021,051
Danaher Corp.	9,195	691,464
Deere & Co.	14,859	803,723

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Dover Corp.	6,729	$279,994
Eaton Corp.	5,878	373,958
Flowserve Corp.	2,019	190,856
Illinois Tool Works, Inc.	13,707	657,799
PACCAR, Inc.	12,695	460,448
Pall Corp.	4,212	152,474
Parker Hannifin Corp.	5,911	318,485
Snap-On, Inc.	2,015	85,154
Stanley Works	2,960	152,469

		16,640,233

Professional Services (0.1%)
Dun & Bradstreet Corp.	1,700	143,429
Equifax, Inc.	4,511	139,345
Monster Worldwide, Inc.*	4,939	85,939
Robert Half International, Inc.	5,746	153,590

		522,303

Road & Rail (1.8%)
Burlington Northern Santa Fe Corp.	9,170	904,345
CSX Corp.	172,814	8,379,751
Norfolk Southern Corp.	12,948	678,734
Ryder System, Inc.	1,781	73,324
Union Pacific Corp.	17,911	1,144,513

		11,180,667

Trading Companies & Distributors (0.1%)
Fastenal Co.	4,543	189,171
W.W. Grainger, Inc.	2,168	209,927

		399,098

Total Industrials		63,807,551

Information Technology (16.1%)
Communications Equipment (1.5%)
Cisco Systems, Inc.*	202,271	4,842,368
Harris Corp.	4,493	213,642
JDS Uniphase Corp.*	9,107	75,133
Juniper Networks, Inc.*	18,612	496,382
Motorola, Inc.*	82,438	639,719
QUALCOMM, Inc.	59,111	2,734,475
Tellabs, Inc.*	13,943	79,196

		9,080,915

Computers & Peripherals (4.5%)
Apple, Inc.*	31,720	6,688,479
Dell, Inc.*	60,469	868,335
EMC Corp.*	72,326	1,263,535
Hewlett-Packard Co.	208,295	10,729,275
International Business Machines Corp.	46,234	6,052,031
Lexmark International, Inc., Class A*	2,363	61,391
NetApp, Inc.*	11,962	411,373
QLogic Corp.*	4,788	90,350
SanDisk Corp.*	7,831	227,021
Sun Microsystems, Inc.*	26,886	251,922
Teradata Corp.*	6,263	196,846
Western Digital Corp.*	8,110	358,056

		27,198,614

	Number of Shares	Value (Note 1)

Electronic Equipment, Instruments & Components (1.0%)
Agilent Technologies, Inc.*	11,861	$368,521
Amphenol Corp., Class A	6,345	293,012
Corning, Inc.	261,493	5,049,430
FLIR Systems, Inc.*	5,302	173,482
Jabil Circuit, Inc.	7,532	130,831
Molex, Inc.	5,308	114,387

		6,129,663

Internet Software & Services (1.2%)
Akamai Technologies, Inc.*	6,028	152,689
eBay, Inc.*	39,275	924,533
Google, Inc., Class A*	8,465	5,248,131
VeriSign, Inc.*	7,271	176,249
Yahoo!, Inc.*	41,756	700,666

		7,202,268

IT Services (1.4%)
Accenture plc, Class A	69,400	2,880,100
Affiliated Computer Services, Inc., Class A*	3,649	217,809
Automatic Data Processing, Inc.	17,628	754,831
Cognizant Technology Solutions Corp., Class A*	10,356	469,127
Computer Sciences Corp.*	5,444	313,193
Fidelity National Information Services, Inc.	11,379	266,724
Fiserv, Inc.*	5,230	253,550
Mastercard, Inc., Class A	3,329	852,157
Paychex, Inc.	11,342	347,519
SAIC, Inc.*	10,300	195,082
Total System Services, Inc.	7,313	126,296
Visa, Inc., Class A	15,700	1,373,122
Western Union Co.	25,032	471,853

		8,521,363

Office Electronics (0.0%)
Xerox Corp.	31,606	267,387

Semiconductors & Semiconductor Equipment (4.0%)
Advanced Micro Devices, Inc.*	18,289	177,038
Altera Corp.	10,132	229,287
Analog Devices, Inc.	10,381	327,832
Applied Materials, Inc.	47,069	656,142
Broadcom Corp., Class A*	15,571	489,708
Intel Corp.	537,931	10,973,792
KLA-Tencor Corp.	6,012	217,394
Linear Technology Corp.	8,061	246,183
LSI Corp.*	23,859	143,393
MEMC Electronic Materials, Inc.*	7,915	107,802
Microchip Technology, Inc.	6,830	198,480
Micron Technology, Inc.*	28,780	303,917
National Semiconductor Corp.	8,887	136,504
Novellus Systems, Inc.*	3,818	89,112
NVIDIA Corp.*	19,057	355,985
Teradyne, Inc.*	7,050	75,646
Texas Instruments, Inc.	345,230	8,996,694
Xilinx, Inc.	9,636	241,478

		23,966,387

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Software (2.5%)
Adobe Systems, Inc.*	18,641	$685,616
Autodesk, Inc.*	8,058	204,754
BMC Software, Inc.*	6,703	268,790
CA, Inc.	14,001	314,462
Citrix Systems, Inc.*	6,336	263,641
Compuware Corp.*	8,683	62,778
Electronic Arts, Inc.*	11,429	202,865
Intuit, Inc.*	10,906	334,923
McAfee, Inc.*	5,550	225,163
Microsoft Corp.	271,792	8,286,938
Novell, Inc.*	10,385	43,098
Oracle Corp.	137,959	3,385,514
Red Hat, Inc.*	6,896	213,086
Salesforce.com, Inc.*	3,719	274,351
Symantec Corp.*	28,939	517,719

		15,283,698

Total Information Technology		97,650,295

Materials (3.2%)
Chemicals (1.1%)
Air Products & Chemicals, Inc.	7,592	615,408
Airgas, Inc.	2,899	137,992
CF Industries Holdings, Inc.	1,744	158,320
Dow Chemical Co.	40,208	1,110,947
E.I. du Pont de Nemours & Co.	31,995	1,077,272
Eastman Chemical Co.	2,506	150,961
Ecolab, Inc.	8,200	365,556
FMC Corp.	2,584	144,084
International Flavors & Fragrances, Inc.	2,763	113,670
Monsanto Co.	19,090	1,560,608
PPG Industries, Inc.	5,878	344,098
Praxair, Inc.	10,709	860,040
Sigma-Aldrich Corp.	4,521	228,446

		6,867,402

Construction Materials (0.1%)
Vulcan Materials Co.	4,443	234,013

Containers & Packaging (0.1%)
Ball Corp.	3,250	168,025
Bemis Co., Inc.	3,789	112,344
Owens-Illinois, Inc.*	5,796	190,514
Pactiv Corp.*	4,964	119,831
Sealed Air Corp.	5,851	127,903

		718,617

Metals & Mining (1.7%)
AK Steel Holding Corp.	3,629	77,479
Alcoa, Inc.	33,978	547,726
Allegheny Technologies, Inc.	3,570	159,829
Cliffs Natural Resources, Inc.	4,400	202,796
Freeport-McMoRan Copper & Gold, Inc.*	15,170	1,217,999
Newmont Mining Corp.	157,452	7,449,054
Nucor Corp.	11,062	516,043
Titanium Metals Corp.*	3,989	49,942
United States Steel Corp.	5,118	282,104

		10,502,972

	Number of Shares	Value (Note 1)

Paper & Forest Products (0.2%)
International Paper Co.	15,442	$413,537
MeadWestvaco Corp.	6,507	186,295
Weyerhaeuser Co.	7,260	313,196

		913,028

Total Materials		19,236,032

Telecommunication Services (3.0%)
Diversified Telecommunication Services (1.7%)
AT&T, Inc.	207,514	5,816,618
CenturyTel, Inc.	10,770	389,982
Frontier Communications Corp.	10,968	85,660
Qwest Communications International, Inc.	50,539	212,769
Verizon Communications, Inc.	99,756	3,304,916
Windstream Corp.	15,581	171,235

		9,981,180

Wireless Telecommunication Services (1.3%)
American Tower Corp., Class A*	13,886	600,014
MetroPCS Communications, Inc.*	9,211	70,280
Sprint Nextel Corp.*	104,292	381,709
Vodafone Group plc (ADR)	302,768	6,990,913

		8,042,916

Total Telecommunication Services		18,024,096

Utilities (2.2%)
Electric Utilities (1.2%)
Allegheny Energy, Inc.	6,262	147,032
American Electric Power Co., Inc.	17,060	593,517
Duke Energy Corp.	46,444	799,301
Edison International	11,703	407,030
Entergy Corp.	6,510	532,778
Exelon Corp.	23,356	1,141,408
FirstEnergy Corp.	10,708	497,387
FPL Group, Inc.	14,458	763,672
Northeast Utilities	6,223	160,491
Pepco Holdings, Inc.	7,316	123,275
Pinnacle West Capital Corp.	3,748	137,102
PPL Corp.	13,242	427,849
Progress Energy, Inc.	10,022	411,002
Southern Co.	28,576	952,152

		7,093,996

Gas Utilities (0.1%)
EQT Corp.	4,830	212,134
Nicor, Inc.	1,369	57,635
Questar Corp.	6,292	261,558

		531,327

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	23,621	314,396
Constellation Energy Group, Inc.	7,014	246,682

		561,078

Multi-Utilities (0.8%)
Ameren Corp.	7,800	218,010
CenterPoint Energy, Inc.	13,083	189,834
CMS Energy Corp.	8,404	131,607

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Consolidated Edison, Inc.	9,673	$439,444
Dominion Resources, Inc.	20,801	809,575
DTE Energy Co.	6,021	262,455
Integrys Energy Group, Inc.	2,691	112,995
NiSource, Inc.	10,182	156,599
PG&E Corp.	13,194	589,112
Public Service Enterprise Group, Inc.	18,235	606,314
SCANA Corp.	4,202	158,331
Sempra Energy	8,727	488,538
TECO Energy, Inc.	7,507	121,764
Wisconsin Energy Corp.	4,126	205,599
Xcel Energy, Inc.	16,706	354,501

		4,844,678

Total Utilities		13,031,079

Total Common Stocks (87.9%) (Cost $403,754,739)		532,671,265

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(9.7%)
iShares Morningstar Large Core Index Fund	29,247	1,870,931
iShares Morningstar Large Growth Index Fund	73,798	4,331,205
iShares Morningstar Large Value Index Fund	70,263	3,752,747
iShares NYSE 100 Index Fund	5,536	303,096
iShares Russell 1000 Growth Index Fund	77,397	3,858,240
iShares Russell 1000 Index Fund	81,502	4,996,888
iShares Russell 1000 Value Index Fund	133,525	7,663,000
iShares S&P 100 Index Fund	94,215	4,847,362
iShares S&P 500 Growth Index Fund	80,748	4,682,576

	Number of Shares	Value (Note 1)

iShares S&P 500 Index Fund	154,855	$17,283,366
iShares S&P 500 Value Index Fund	103,546	5,488,973

Total Investment Companies (9.7%) (Cost $46,911,904)		59,078,384

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Government Securities (0.2%)
U.S. Treasury Bills 0.04%, 3/11/10 #(p)	$1,228,000	1,227,899

Time Deposit (2.2%)
JPMorgan Chase Nassau 0.000%, 1/4/10	13,213,430	13,213,430

Total Short-Term Investments (2.4%) (Cost/Amortized Cost $14,441,382)		14,441,329

Total Investments (100.0%) (Cost/Amortized Cost $465,108,025)		606,190,978
Other Assets Less Liabilities (0.0%)		125,165

Net Assets (100%)		$606,316,143

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,227,899.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	193	March-10	$10,530,568	$10,718,255	$187,687

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$52,335,051	$—	$—	$52,335,051
Consumer Staples	49,780,193	—	—	49,780,193
Energy	60,101,077	—		60,101,077
Financials	82,966,746	—	—	82,966,746
Health Care	75,739,145	—	—	75,739,145
Industrials	63,807,551	—	—	63,807,551
Information Technology	97,650,295	—	—	97,650,295
Materials	19,236,032	—	—	19,236,032
Telecommunication Services	18,024,096	—	—	18,024,096
Utilities	13,031,079	—		13,031,079
Futures	187,687	—	—	187,687
Investment Companies
Exchange Traded Funds (ETFs)	59,078,384	—	—	59,078,384
Short-Term Investments	—	14,441,329	—	14,441,329

Total Assets	$591,937,336	$14,441,329	$—	$606,378,665

Total Liabilities	$—	$—	$—	$—

Total	$591,937,336	$14,441,329	$—	$606,378,665

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	187,687	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$187,687

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	8,318,602	—	—	8,318,602
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$8,318,602	$—	$—	$8,318,602

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(105,938)	—	—	(105,938)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(105,938)	$—	$—	$(105,938)

The Portfolio held futures contracts with an average notional balance of approximately $21,758,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,268,126,089
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$526,128,941

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$136,213,042
Aggregate gross unrealized depreciation	(1,449,658)

Net unrealized appreciation	$134,763,384

Federal income tax cost of investments	$471,427,594

For the year ended December 31, 2009, the Portfolio incurred approximately $20,395 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $23,562,332 of which $11,388,996 expires in the year 2016, and $12,173,336 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $465,108,025)	$606,190,978
Cash	76
Dividends, interest and other receivables	942,721
Receivable from Separate Accounts for Trust shares sold	46,001
Other assets	1,234

Total assets	607,181,010

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	232,737
Payable for securities purchased	194,939
Variation margin payable on futures contracts	110,010
Administrative fees payable	85,146
Distribution fees payable - Class IB	38,766
Trustees’ fees payable	735
Accrued expenses	202,534

Total liabilities	864,867

NET ASSETS	$606,316,143

Net assets were comprised of:
Paid in capital	$494,411,792
Accumulated undistributed net investment income (loss)	685,396
Accumulated undistributed net realized gains (losses) on investments and futures	(30,069,589)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	141,288,544

Net assets	$606,316,143

Class IA
Net asset value, offering and redemption price per share, $423,167,324 / 61,468,094 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.88

Class IB
Net asset value, offering and redemption price per share, $183,148,819 / 26,603,995 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.88

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends	$36,156,379
Interest	3,215

Total income	36,159,594

EXPENSES
Investment management fees	7,759,555
Administrative fees	2,485,900
Printing and mailing expenses	462,515
Distribution fees - Class IB	399,782
Custodian fees	105,000
Recoupment fees	71,485
Professional fees	67,583
Trustees’ fees	48,406
Miscellaneous	57,553

Gross expenses	11,457,779
Less: Fees paid indirectly	(403,705)

Net expenses	11,054,074

NET INVESTMENT INCOME (LOSS)	25,105,520

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	262,888,661
Futures	8,318,602

Net realized gain (loss)	271,207,263

Change in unrealized appreciation (depreciation) on:
Securities	312,317,651
Foreign currency translations	2,928
Futures	(105,938)

Net change in unrealized appreciation (depreciation)	312,214,641

NET REALIZED AND UNREALIZED GAIN (LOSS)	583,421,904

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$608,527,424

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$25,105,520	$9,281,361
Net realized gain (loss) on investments and futures	271,207,263	(48,278,367)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	312,214,641	(170,914,225)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	608,527,424	(209,911,231)

DIVIDENDS:
Dividends from net investment income
Class IA	(17,343,692)	(8,556,662)
Class IB	(7,073,064)	(758,616)

TOTAL DIVIDENDS	(24,416,756)	(9,315,278)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 162,500,048 and 204,363,928 shares, respectively ]	813,116,090	1,278,326,821
Capital shares issued in reinvestment of dividends [ 2,560,586 and 1,512,981 shares, respectively ]	17,343,692	8,556,662
Capital shares repurchased [ (307,558,173) and (1,943,936) shares, respectively ]	(2,113,898,287)	(11,752,137)

Total Class IA transactions	(1,283,438,505)	1,275,131,346

Class IB
Capital shares sold [ 4,242,923 and 3,127,144 shares, respectively ]	24,382,205	23,536,741
Capital shares issued in reinvestment of dividends [ 1,043,287 and 134,072 shares, respectively ]	7,073,064	758,616
Capital shares repurchased [ (5,607,992) and (7,590,200) shares, respectively ]	(33,095,112)	(57,389,925)

Total Class IB transactions	(1,639,843)	(33,094,568)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,285,078,348)	1,242,036,778

TOTAL INCREASE (DECREASE) IN NET ASSETS	(700,967,680)	1,022,810,269
NET ASSETS:
Beginning of year	1,307,283,823	284,473,554

End of year (a)	$606,316,143	$1,307,283,823

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$685,396	$5,553

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	2006	2005
Net asset value, beginning of year	$5.66	$9.08	$11.30	$10.09	$9.46

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.14 (e)	0.16	0.11 (e)	0.07 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.42	(3.52)	0.28	1.22	0.64

Total from investment operations	1.51	(3.38)	0.44	1.33	0.71

Less distributions:
Dividends from net investment income	(0.29)	(0.04)	(0.18)	(0.12)	(0.08)
Distributions from net realized gains	—	—	(2.48)	—	—

Total dividends and distributions	(0.29)	(0.04)	(2.66)	(0.12)	(0.08)

Net asset value, end of year	$6.88	$5.66	$9.08	$11.30	$10.09

Total return	26.84%	(37.20)%	4.17%	13.22%	7.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$423,167	$1,154,780	$297	$201	$191
Ratio of expenses to average net assets:
After waivers	0.70%	0.73%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly	0.68%	0.65%	0.56%	0.69%	0.69%
Before waivers and fees paid indirectly	0.70%	0.77%	0.75%	0.73%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers	1.60%	2.42%	1.31%	1.05%	0.73%
After waivers and fees paid indirectly	1.62%	2.50%	1.45%	1.06%	0.74%
Before waivers and fees paid indirectly	1.60%	2.38%	1.26%	1.02%	0.73%
Portfolio turnover rate	36%	39%	109%	33%	47%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$— #	$— #	$— #	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2009		2008		2007		2006		2005
Net asset value, beginning of year	$5.66		$9.09		$11.31		$10.10		$9.47

Income (loss) from investment operations:
Net investment income (loss)	0.09	(e)	0.11	(e)	0.15		0.09	(e)	0.05 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.41		(3.51)		0.26		1.22		0.63

Total from investment operations	1.50		(3.40)		0.41		1.31		0.68

Less distributions:
Dividends from net investment income	(0.28)		(0.03)		(0.15)		(0.10)		(0.05)
Distributions from net realized gains	—		—		(2.48)		—		—

Total dividends and distributions	(0.28)		(0.03)		(2.63)		(0.10)		(0.05)

Net asset value, end of year	$6.88		$5.66		$9.09		$11.31		$10.10

Total return	26.50%		(37.42)%		3.90%		12.92%		7.18%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$183,149		$152,504		$284,177		$329,937		$338,735
Ratio of expenses to average net assets:
After waivers	0.95	%(c)	0.98	%(c)	0.95%		0.95%		0.95%
After waivers and fees paid indirectly	0.93	%(c)	0.90	%(c)	0.81	%(c)	0.94%		0.94%
Before waivers and fees paid indirectly	0.95	%(c)	1.02	%(c)	1.00%		0.98	%(c)	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers	1.40%		1.46%		1.01%		0.83%		0.48%
After waivers and fees paid indirectly	1.43%		1.49%		1.17%		0.84%		0.49%
Before waivers and fees paid indirectly	1.40%		1.35%		0.97%		0.80%		0.48%
Portfolio turnover rate	36%		39%		109%		33%		47%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—		$0.01		$—	#	$—	#	$—

#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	36.67%	2.75%	(4.05)%	(2.21)%
Portfolio – IB Shares	36.27	2.51	(4.28)	(2.44)
Russell 1000® Growth Index	37.21	1.63	(3.99)	(1.70)
* Date of inception 5/1/99 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 36.67% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 37.21% over the same period.

Asset Class Overview

Over the 12 months, large cap growth stocks, as measured by the Russell 1000® Growth Index, posted an impressive 37.21% gain, as the more cyclical sectors of the market rebounded sharply after underperforming the defensive sectors in late 2008 and early 2009. All of the sectors in the index delivered double-digit returns. Information technology was the clear leader, returning 62%. The materials, consumer discretionary, and telecommunication services sectors were also top performers. Gains were less in utilities and consumer staples sectors.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	The sectors that contributed most to relative performance for the year were Information Technology, Consumer Discretionary, Healthcare, Consumer Staples and Industrials.

•

The top five stocks that provided the most positive impact on the benchmark’s performance for the year were Apple Computer Inc., Microsoft Corp., Google Inc., International Business Machines and Cisco Systems Inc.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year were Utilities, Telecommunication Services, Financial, Materials and Energy.

•	The five stocks that provided the most negative impact on performance in the benchmark for the year were Exxon Mobil Corp., Gilead Sciences Inc., Genzyme Corp., Apollo Group Inc. and Kroger Co.

Portfolio Positioning and Outlook

The Portfolio will continue to attempt to meet its performance objective by approximating the risk profile and investment return of the underlying benchmark, the Russell 1000® Growth Index.

It is not possible to invest directly in an unmanaged index such as the Russell 1000® Growth Index.

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	33.1%
Health Care	15.8
Consumer Staples	15.7
Consumer Discretionary	10.3
Industrials	10.1
Financials	4.9
Energy	4.1
Materials	3.9
Utilities	0.9
Telecommunication Services	0.6
Cash and Other	0.6

100.0%

EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,230.30	$2.87
Hypothetical (5% average return before expenses)	1,000.00	1,022.63	2.60
Class IB
Actual	1,000.00	1,230.20	4.33
Hypothetical (5% average return before expenses)	1,000.00	1,021.32	3.92

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.51% and 0.77% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.3%)
Auto Components (0.4%)
BorgWarner, Inc.	22,454	$745,922
Federal Mogul Corp.*	1,290	22,317
Gentex Corp.	28,586	510,260
Goodyear Tire & Rubber Co.*	50,208	707,933
Johnson Controls, Inc.	67,920	1,850,141
TRW Automotive Holdings Corp.*	2,912	69,538
WABCO Holdings, Inc.	11,747	302,955

		4,209,066

Automobiles (0.0%)
Thor Industries, Inc.	3,786	118,880

Distributors (0.0%)
LKQ Corp.*	29,127	570,598

Diversified Consumer Services (0.5%)
Apollo Group, Inc., Class A*	27,587	1,671,220
Brink’s Home Security Holdings, Inc.*	9,501	310,113
Career Education Corp.*	13,245	308,741
DeVry, Inc.	12,912	732,498
H&R Block, Inc.	70,640	1,597,877
Hillenbrand, Inc.	4,867	91,694
ITT Educational Services, Inc.*	8,004	768,064
Strayer Education, Inc.	2,912	618,771
Weight Watchers International, Inc.	624	18,196

		6,117,174

Hotels, Restaurants & Leisure (2.5%)
Brinker International, Inc.	21,206	316,394
Burger King Holdings, Inc.	22,038	414,755
Carnival Corp.*	41,331	1,309,779
Chipotle Mexican Grill, Inc.*	6,673	588,292
Choice Hotels International, Inc.	1,623	51,384
Darden Restaurants, Inc.	28,503	999,600
International Game Technology	51,206	961,137
Las Vegas Sands Corp.*	47,088	703,495
Marriott International, Inc., Class A	29,444	802,349
McDonald’s Corp.	229,548	14,332,977
MGM MIRAGE*	18,836	171,784
Panera Bread Co., Class A*	5,758	385,613
Royal Caribbean Cruises Ltd.*	8,378	211,796
Scientific Games Corp., Class A*	13,203	192,104
Starbucks Corp.*	153,068	3,529,748
Starwood Hotels & Resorts Worldwide, Inc.	6,340	231,854
Wendy’s/Arby’s Group, Inc., Class A	30,458	142,848
WMS Industries, Inc.*	10,885	435,400
Wyndham Worldwide Corp.	16,281	328,388
Yum! Brands, Inc.	96,064	3,359,358

		29,469,055

Household Durables (0.1%)
Garmin Ltd.	19,168	588,458
Harman International Industries, Inc.	6,797	239,798

	Number of Shares	Value (Note 1)

KB Home	1,165	$15,937
Leggett & Platt, Inc.	20,250	413,100
M.D.C. Holdings, Inc.	2,912	90,389
Newell Rubbermaid, Inc.	9,335	140,118
NVR, Inc.*	208	147,828
Pulte Homes, Inc.*	7,463	74,630

		1,710,258

Internet & Catalog Retail (1.1%)
Amazon.com, Inc.*	68,436	9,206,011
Expedia, Inc.*	34,759	893,654
Netflix, Inc.*	8,294	457,331
priceline.com, Inc.*	8,669	1,894,176

		12,451,172

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	15,449	495,295
Mattel, Inc.	57,795	1,154,744

		1,650,039

Media (1.0%)
Comcast Corp., Class A	44,842	756,036
CTC Media, Inc.*	7,047	105,000
DIRECTV, Class A*	95,648	3,189,861
Discovery Communications, Inc., Class C*	54,384	1,442,263
Interactive Data Corp.	3,453	87,361
John Wiley & Sons, Inc., Class A	8,586	359,582
McGraw-Hill Cos., Inc.	65,382	2,190,951
Morningstar, Inc.*	4,035	195,052
New York Times Co., Class A*	1,456	17,996
Omnicom Group, Inc.	64,634	2,530,421
Regal Entertainment Group, Class A	8,586	123,982
Scripps Networks Interactive, Inc., Class A	10,832	449,528
Warner Music Group Corp.*	791	4,477

		11,452,510

Multiline Retail (1.2%)
Big Lots, Inc.*	1,872	54,251
Dollar Tree, Inc.*	18,711	903,741
Family Dollar Stores, Inc.	29,127	810,604
Kohl’s Corp.*	59,434	3,205,276
Nordstrom, Inc.	34,343	1,290,610
Target Corp.	156,396	7,564,874

		13,829,356

Specialty Retail (2.6%)
Aaron’s, Inc.	9,917	274,998
Abercrombie & Fitch Co., Class A	9,085	316,612
Advance Auto Parts, Inc.	19,792	801,180
Aeropostale, Inc.*	14,052	478,471
American Eagle Outfitters, Inc.	35,466	602,213
AutoNation, Inc.*	1,415	27,097
AutoZone, Inc.*	6,214	982,247
Barnes & Noble, Inc.	1,581	30,150
Bed Bath & Beyond, Inc.*	54,259	2,096,025
Best Buy Co., Inc.	70,058	2,764,489
CarMax, Inc.*	32,496	788,028
Chico’s FAS, Inc.*	34,592	486,018

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Dick’s Sporting Goods, Inc.*	17,837	$443,606
Foot Locker, Inc.	14,243	158,667
GameStop Corp., Class A*	30,042	659,121
Gap, Inc.	88,643	1,857,071
Guess?, Inc.	12,080	510,984
Home Depot, Inc.	23,577	682,083
Limited Brands, Inc.	37,088	713,573
Lowe’s Cos., Inc.	96,505	2,257,252
Office Depot, Inc.*	10,375	66,919
O’Reilly Automotive, Inc.*	28,211	1,075,403
Penske Automotive Group, Inc.*	2,787	42,307
PetSmart, Inc.	26,215	699,678
RadioShack Corp.	3,370	65,715
Ross Stores, Inc.	26,381	1,126,732
Sherwin-Williams Co.	17,671	1,089,417
Staples, Inc.	148,726	3,657,172
Tiffany & Co.	23,636	1,016,348
TJX Cos., Inc.	85,923	3,140,486
Urban Outfitters, Inc.*	26,714	934,723
Williams-Sonoma, Inc.	7,879	163,726

		30,008,511

Textiles, Apparel & Luxury Goods (0.8%)
Coach, Inc.	66,106	2,414,852
Hanesbrands, Inc.*	19,667	474,171
NIKE, Inc., Class B	75,233	4,970,644
Phillips-Van Heusen Corp.	6,964	283,296
Polo Ralph Lauren Corp.	10,791	873,855
VF Corp.	4,119	301,676

		9,318,494

Total Consumer Discretionary		120,905,113

Consumer Staples (15.7%)
Beverages (3.9%)
Brown-Forman Corp., Class B	15,591	835,210
Coca-Cola Co.	378,581	21,579,117
Coca-Cola Enterprises, Inc.	54,592	1,157,350
Hansen Natural Corp.*	14,343	550,771
Molson Coors Brewing Co., Class B	1,498	67,650
Pepsi Bottling Group, Inc.	23,369	876,338
PepsiCo, Inc.	323,848	19,689,958

		44,756,394

Food & Staples Retailing (4.0%)
BJ’s Wholesale Club, Inc.*	1,956	63,981
Costco Wholesale Corp.	90,266	5,341,039
CVS Caremark Corp.	92,345	2,974,432
Kroger Co.	114,400	2,348,632
Sysco Corp.	122,736	3,429,244
Walgreen Co.	206,287	7,574,859
Wal-Mart Stores, Inc.	459,870	24,580,052
Whole Foods Market, Inc.*	19,085	523,883

		46,836,122

Food Products (1.2%)
Archer-Daniels-Midland Co.	74,883	2,344,587
Campbell Soup Co.	27,795	939,471
Dean Foods Co.*	37,379	674,317
Flowers Foods, Inc.	13,245	314,701
General Mills, Inc.	28,170	1,994,718

	Number of Shares	Value (Note 1)

Green Mountain Coffee Roasters, Inc.*	7,213	$587,643
H.J. Heinz Co.	53,011	2,266,750
Hershey Co.	18,669	668,163
Hormel Foods Corp.	1,415	54,407
Kellogg Co.	52,928	2,815,770
McCormick & Co., Inc. (Non-Voting)	27,088	978,689
Sara Lee Corp.	35,882	437,043
Smithfield Foods, Inc.*	2,172	32,993

		14,109,252

Household Products (3.5%)
Church & Dwight Co., Inc.	14,634	884,625
Clorox Co.	25,674	1,566,114
Colgate-Palmolive Co.	103,984	8,542,285
Energizer Holdings, Inc.*	12,139	743,878
Kimberly-Clark Corp.	75,025	4,779,843
Procter & Gamble Co.	397,208	24,082,721

		40,599,466

Personal Products (0.5%)
Alberto-Culver Co.	15,092	442,045
Avon Products, Inc.	88,810	2,797,515
Estee Lauder Cos., Inc., Class A	23,037	1,114,069
Herbalife Ltd.	12,846	521,162
Mead Johnson Nutrition Co., Class A	21,478	938,589
NBTY, Inc.*	7,713	335,824

		6,149,204

Tobacco (2.6%)
Altria Group, Inc.	430,078	8,442,431
Lorillard, Inc.	30,874	2,477,021
Philip Morris International, Inc.	408,098	19,666,243

		30,585,695

Total Consumer Staples		183,036,133

Energy (4.1%)
Energy Equipment & Services (1.3%)
Atwood Oceanics, Inc.*	9,917	355,525
Cameron International Corp.*	46,033	1,924,179
Diamond Offshore Drilling, Inc.	14,385	1,415,772
Dresser-Rand Group, Inc.*	17,130	541,479
Exterran Holdings, Inc.*	6,007	128,850
FMC Technologies, Inc.*	25,716	1,487,414
Helmerich & Payne, Inc.	6,881	274,414
Oceaneering International, Inc.*	11,373	665,548
Patterson-UTI Energy, Inc.	4,534	69,597
Pride International, Inc.*	16,880	538,641
Rowan Cos., Inc.*	4,077	92,303
Schlumberger Ltd.	113,027	7,356,927
Seahawk Drilling, Inc.*	1,115	25,132
Smith International, Inc.	27,130	737,122

		15,612,903

Oil, Gas & Consumable Fuels (2.8%)
Alpha Natural Resources, Inc.*	24,942	1,081,984
CNX Gas Corp.*	5,034	148,604
Comstock Resources, Inc.*	749	30,387
Consol Energy, Inc.	37,546	1,869,791

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Continental Resources, Inc.*	2,995	$128,456
El Paso Corp.	40,457	397,692
EXCO Resources, Inc.	25,549	542,405
Exxon Mobil Corp.	261,886	17,858,006
Forest Oil Corp.*	8,503	189,192
Frontier Oil Corp.	17,130	206,245
Holly Corp.	8,836	226,467
Mariner Energy, Inc.*	18,877	219,162
Massey Energy Co.	14,260	599,063
Peabody Energy Corp.	55,590	2,513,224
Petrohawk Energy Corp.*	62,554	1,500,670
Plains Exploration & Production Co.*	15,674	433,543
Quicksilver Resources, Inc.*	24,326	365,133
Range Resources Corp.	4,842	241,374
Southwestern Energy Co.*	71,472	3,444,950
St. Mary Land & Exploration Co.	3,162	108,267
Teekay Corp.	3,786	87,873
Tesoro Corp.	11,664	158,047

		32,350,535

Total Energy		47,963,438

Financials (4.9%)
Capital Markets (2.0%)
Affiliated Managers Group, Inc.*	8,586	578,267
Ameriprise Financial, Inc.	4,219	163,782
Bank of New York Mellon Corp.	50,915	1,424,093
BlackRock, Inc.	1,415	328,563
Charles Schwab Corp.	197,494	3,716,837
Eaton Vance Corp.	24,260	737,747
Federated Investors, Inc., Class B	17,130	471,075
Franklin Resources, Inc.	14,177	1,493,547
GLG Partners, Inc.*	39,501	127,193
Goldman Sachs Group, Inc.	6,548	1,105,564
Greenhill & Co., Inc.	4,243	340,458
Invesco Ltd.	6,922	162,598
Investment Technology Group, Inc.*	749	14,755
Janus Capital Group, Inc.	32,829	441,550
Jefferies Group, Inc.*	18,253	433,144
Lazard Ltd., Class A	15,924	604,634
Morgan Stanley	65,549	1,940,251
Northern Trust Corp.	50,083	2,624,349
SEI Investments Co.	25,175	441,066
State Street Corp.	54,758	2,384,163
T. Rowe Price Group, Inc.	53,136	2,829,492
TD Ameritrade Holding Corp.*	54,343	1,053,167
Waddell & Reed Financial, Inc., Class A	17,879	546,025

		23,962,320

Commercial Banks (0.4%)
BOK Financial Corp.	1,415	67,241
CapitalSource, Inc.	8,295	32,931
Commerce Bancshares, Inc./Missouri	4,455	172,498
Wells Fargo & Co.	146,396	3,951,228

		4,223,898

Consumer Finance (0.2%)
American Express Co.	38,586	1,563,505
AmeriCredit Corp.*	5,616	106,928

	Number of Shares	Value (Note 1)

Capital One Financial Corp.	26,506	$1,016,240
SLM Corp.*	21,040	237,121
Student Loan Corp.	84	3,912

		2,927,706

Diversified Financial Services (0.4%)
CME Group, Inc.	891	299,331
IntercontinentalExchange, Inc.*	15,175	1,704,153
Leucadia National Corp.*	14,118	335,867
Moody’s Corp.	39,002	1,045,254
MSCI, Inc., Class A*	20,791	661,154
NASDAQ OMX Group, Inc.*	12,455	246,858
NYSE Euronext	13,827	349,823

		4,642,440

Insurance (1.0%)
Aflac, Inc.	97,270	4,498,738
American International Group, Inc.*	9,541	286,039
Arthur J. Gallagher & Co.	19,293	434,285
Axis Capital Holdings Ltd.	8,378	238,019
Brown & Brown, Inc.	17,796	319,794
CNA Financial Corp.*	2,538	60,912
Endurance Specialty Holdings Ltd.	3,453	128,555
Erie Indemnity Co., Class A	4,243	165,562
Fidelity National Financial, Inc., Class A	7,172	96,535
Genworth Financial, Inc., Class A*	43,236	490,729
Hanover Insurance Group, Inc.	791	35,144
Lincoln National Corp.	19,376	482,075
Marsh & McLennan Cos., Inc.	8,129	179,488
Principal Financial Group, Inc.	64,592	1,552,792
Progressive Corp.*	14,368	258,480
Prudential Financial, Inc.	49,767	2,476,406
Reinsurance Group of America, Inc.	1,165	55,512
Validus Holdings Ltd.	2,787	75,082
W.R. Berkley Corp.	9,168	225,900

		12,060,047

Real Estate Investment Trusts (REITs) (0.7%)
Alexandria Real Estate Equities, Inc. (REIT)	1,748	112,379
Digital Realty Trust, Inc. (REIT)	15,841	796,485
Federal Realty Investment Trust (REIT)	1,581	107,065
HCP, Inc. (REIT)	23,677	723,095
Health Care REIT, Inc. (REIT)	12,581	557,590
Nationwide Health Properties, Inc. (REIT)	16,132	567,524
Plum Creek Timber Co., Inc. (REIT)	12,039	454,593
Public Storage (REIT)	27,962	2,277,505
Rayonier, Inc. (REIT)	7,463	314,640
Simon Property Group, Inc. (REIT)	21,261	1,696,628

		7,607,504

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Real Estate Management & Development (0.1%)
CB Richard Ellis Group, Inc., Class A*	49,043	$665,513
St. Joe Co.*	19,210	554,977

		1,220,490

Thrifts & Mortgage Finance (0.1%)
Capitol Federal Financial	4,119	129,584
Hudson City Bancorp, Inc.	53,968	740,980
TFS Financial Corp.	1,956	23,746

		894,310

Total Financials		57,538,715

Health Care (15.8%)
Biotechnology (3.2%)
Abraxis Bioscience, Inc.*	1,415	57,378
Alexion Pharmaceuticals, Inc.*	18,295	893,162
Amgen, Inc.*	210,572	11,912,058
Amylin Pharmaceuticals, Inc.*	29,251	415,072
Biogen Idec, Inc.*	60,058	3,213,103
BioMarin Pharmaceutical, Inc.*	20,749	390,289
Celgene Corp.*	95,773	5,332,641
Cephalon, Inc.*	15,383	960,053
Dendreon Corp.*	24,010	630,983
Genzyme Corp.*	56,090	2,748,971
Gilead Sciences, Inc.*	188,563	8,161,006
Myriad Genetics, Inc.*	19,834	517,667
OSI Pharmaceuticals, Inc.*	12,039	373,570
United Therapeutics Corp.*	9,652	508,178
Vertex Pharmaceuticals, Inc.*	36,007	1,542,900

		37,657,031

Health Care Equipment & Supplies (3.6%)
Baxter International, Inc.	125,856	7,385,230
Beckman Coulter, Inc.	14,302	935,923
Becton, Dickinson and Co.	49,892	3,934,483
Boston Scientific Corp.*	111,513	1,003,617
C.R. Bard, Inc.	20,724	1,614,400
DENTSPLY International, Inc.	30,932	1,087,878
Edwards Lifesciences Corp.*	11,723	1,018,143
Gen-Probe, Inc.*	10,832	464,693
Hill-Rom Holdings, Inc.	5,117	122,757
Hologic, Inc.*	5,158	74,791
Hospira, Inc.*	33,428	1,704,828
IDEXX Laboratories, Inc.*	12,247	654,480
Intuitive Surgical, Inc.*	7,921	2,402,598
Inverness Medical Innovations, Inc.*	7,754	321,868
Kinetic Concepts, Inc.*	4,493	169,161
Medtronic, Inc.	232,834	10,240,039
ResMed, Inc.*	15,716	821,475
St. Jude Medical, Inc.*	72,054	2,650,146
Stryker Corp.	70,391	3,545,595
Teleflex, Inc.	3,495	188,346
Varian Medical Systems, Inc.*	26,090	1,222,316

		41,562,767

Health Care Providers & Services (2.2%)
Aetna, Inc.	19,959	632,700
AmerisourceBergen Corp.	55,008	1,434,059
CIGNA Corp.	3,661	129,123

	Number of Shares	Value (Note 1)

Community Health Systems, Inc.*	9,626	$342,686
Coventry Health Care, Inc.*	8,711	211,590
DaVita, Inc.*	21,498	1,262,792
Emdeon, Inc., Class A*	4,300	65,575
Express Scripts, Inc.*	57,146	4,940,272
Health Management Associates, Inc., Class A*	51,206	372,268
Henry Schein, Inc.*	18,752	986,355
Humana, Inc.*	12,912	566,708
Laboratory Corp. of America Holdings*	22,596	1,691,085
Lincare Holdings, Inc.*	11,539	428,328
McKesson Corp.	27,671	1,729,437
Medco Health Solutions, Inc.*	100,349	6,413,305
MEDNAX, Inc.*	3,137	188,565
Omnicare, Inc.	10,375	250,867
Patterson Cos., Inc.*	20,874	584,054
Quest Diagnostics, Inc.	32,346	1,953,051
Tenet Healthcare Corp.*	67,712	364,968
Universal Health Services, Inc., Class B	1,416	43,188
VCA Antech, Inc.*	17,629	439,315
WellPoint, Inc.*	7,172	418,056

		25,448,347

Health Care Technology (0.1%)
Allscripts-Misys Healthcare Solutions, Inc.*	12,912	261,210
Cerner Corp.*	14,010	1,154,984
IMS Health, Inc.	8,486	178,715

		1,594,909

Life Sciences Tools & Services (0.7%)
Bio-Rad Laboratories, Inc., Class A*	4,052	390,856
Charles River Laboratories International, Inc.*	9,127	307,489
Covance, Inc.*	13,345	728,237
Illumina, Inc.*	25,591	784,364
Life Technologies Corp.*	32,224	1,683,060
Mettler-Toledo International, Inc.*	7,047	739,865
Millipore Corp.*	11,598	839,115
PerkinElmer, Inc.	5,200	107,068
Pharmaceutical Product Development, Inc.	21,789	510,734
Techne Corp.	7,754	531,614
Thermo Fisher Scientific, Inc.*	7,089	338,074
Waters Corp.*	20,042	1,241,802

		8,202,278

Pharmaceuticals (6.0%)
Abbott Laboratories, Inc.	321,506	17,358,109
Allergan, Inc.	63,344	3,991,305
Bristol-Myers Squibb Co.	197,542	4,987,935
Eli Lilly and Co.	110,432	3,943,527
Johnson & Johnson	443,714	28,579,619
Merck & Co., Inc.	245,508	8,970,862
Mylan, Inc.*	45,341	835,635
Perrigo Co.	16,589	660,906

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Valeant Pharmaceuticals International*	14,177	$450,687

		69,778,585

Total Health Care		184,243,917

Industrials (10.1%)
Aerospace & Defense (3.0%)
Alliant Techsystems, Inc.*	6,839	603,679
BE Aerospace, Inc.*	9,668	227,198
Boeing Co.	12,371	669,642
General Dynamics Corp.	6,881	469,078
Goodrich Corp.	25,799	1,657,586
Honeywell International, Inc.	154,691	6,063,887
ITT Corp.	3,803	189,161
Lockheed Martin Corp.	66,231	4,990,506
Northrop Grumman Corp.	8,004	447,023
Precision Castparts Corp.	29,127	3,214,164
Raytheon Co.	63,136	3,252,767
Rockwell Collins, Inc.	32,970	1,825,219
Spirit AeroSystems Holdings, Inc., Class A*	7,047	139,953
TransDigm Group, Inc.	8,253	391,935
United Technologies Corp.	159,782	11,090,469

		35,232,267

Air Freight & Logistics (1.0%)
C.H. Robinson Worldwide, Inc.	35,258	2,070,702
Expeditors International of Washington, Inc.	44,176	1,534,232
United Parcel Service, Inc., Class B	143,859	8,253,191
UTi Worldwide, Inc.	19,168	274,486

		12,132,611

Airlines (0.3%)
AMR Corp.*	69,109	534,213
Continental Airlines, Inc., Class B*	28,669	513,748
Copa Holdings S.A., Class A	6,298	343,052
Delta Air Lines, Inc.*	160,489	1,826,365
Southwest Airlines Co.	48,045	549,154

		3,766,532

Building Products (0.1%)
Armstrong World Industries, Inc.*	1,831	71,281
Lennox International, Inc.	9,668	377,439
Masco Corp.	35,175	485,767
Owens Corning, Inc.*	7,796	199,889

		1,134,376

Commercial Services & Supplies (0.6%)
Avery Dennison Corp.	4,426	161,505
Brink’s Co.	9,460	230,256
Cintas Corp.	4,909	127,880
Copart, Inc.*	13,827	506,483
Corrections Corp. of America*	2,663	65,377
Iron Mountain, Inc.*	37,504	853,591
R.R. Donnelley & Sons Co.	10,957	244,012
Republic Services, Inc.	21,206	600,342
Stericycle, Inc.*	17,671	974,909

	Number of Shares	Value (Note 1)

Waste Connections, Inc.*	12,163	$405,514
Waste Management, Inc.	91,763	3,102,507

		7,272,376

Construction & Engineering (0.3%)
Aecom Technology Corp.*	19,626	539,715
Fluor Corp.	37,379	1,683,550
Jacobs Engineering Group, Inc.*	25,716	967,179
Shaw Group, Inc.*	14,077	404,714
URS Corp.*	2,122	94,471

		3,689,629

Electrical Equipment (0.9%)
AMETEK, Inc.	22,388	856,117
Emerson Electric Co.	156,371	6,661,405
First Solar, Inc.*	10,666	1,444,176
Hubbell, Inc., Class B	1,373	64,943
Rockwell Automation, Inc.	2,912	136,806
Roper Industries, Inc.	16,173	846,980
SunPower Corp., Class A*	20,042	474,594
Thomas & Betts Corp.*	3,453	123,583

		10,608,604

Industrial Conglomerates (1.1%)
3M Co.	144,441	11,940,937
Carlisle Cos., Inc.	3,411	116,861
McDermott International, Inc.*	47,504	1,140,571

		13,198,369

Machinery (1.6%)
Bucyrus International, Inc.	3,553	200,283
Caterpillar, Inc.	62,595	3,567,289
Crane Co.	5,300	162,286
Cummins, Inc.	13,886	636,812
Danaher Corp.	33,469	2,516,869
Deere & Co.	21,847	1,181,704
Donaldson Co., Inc.	16,090	684,469
Dover Corp.	27,379	1,139,240
Flowserve Corp.	11,723	1,108,175
Graco, Inc.	5,616	160,449
Harsco Corp.	12,163	392,013
IDEX Corp.	9,876	307,637
Joy Global, Inc.	18,628	961,018
Navistar International Corp.*	12,995	502,257
PACCAR, Inc.	69,891	2,534,947
Pall Corp.	24,468	885,742
Pentair, Inc.	5,616	181,397
Snap-On, Inc.	3,245	137,134
Toro Co.	7,463	312,028
Valmont Industries, Inc.	4,368	342,670
Wabtec Corp.	9,917	405,010

		18,319,429

Marine (0.0%)
Kirby Corp.*	2,288	79,691

Professional Services (0.4%)
Dun & Bradstreet Corp.	11,040	931,445
Equifax, Inc.	20,499	633,214
FTI Consulting, Inc.*	10,666	503,009
IHS, Inc., Class A*	9,917	543,551
Monster Worldwide, Inc.*	15,241	265,193

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Robert Half International, Inc.	31,705	$847,475
Verisk Analytics, Inc., Class A*	15,391	466,039

		4,189,926

Road & Rail (0.5%)
Con-way, Inc.	3,328	116,180
J.B. Hunt Transport Services, Inc.	18,170	586,346
Kansas City Southern*	8,669	288,591
Landstar System, Inc.	10,666	413,521
Norfolk Southern Corp.	9,917	519,849
Union Pacific Corp.	55,674	3,557,569

		5,482,056

Trading Companies & Distributors (0.3%)
Fastenal Co.	27,504	1,145,267
GATX Corp.	4,260	122,475
MSC Industrial Direct Co., Class A	8,877	417,219
W.W. Grainger, Inc.	12,846	1,243,878
WESCO International, Inc.*	4,576	123,598

		3,052,437

Total Industrials		118,158,303

Information Technology (33.1%)
Communications Equipment (4.3%)
Brocade Communications Systems, Inc.*	30,595	233,440
Ciena Corp.*	1,997	21,648
Cisco Systems, Inc.*	1,199,843	28,724,241
F5 Networks, Inc.*	16,340	865,693
Harris Corp.	21,539	1,024,179
JDS Uniphase Corp.*	22,787	187,993
Juniper Networks, Inc.*	108,809	2,901,936
Motorola, Inc.*	30,458	236,354
QUALCOMM, Inc.	344,339	15,929,122

		50,124,606

Computers & Peripherals (9.4%)
Apple, Inc.*	185,622	39,140,255
Dell, Inc.*	356,260	5,115,894
Diebold, Inc.	12,039	342,509
EMC Corp.*	43,452	759,106
Hewlett-Packard Co.	385,029	19,832,844
International Business Machines Corp.	274,930	35,988,337
NCR Corp.*	32,912	366,311
NetApp, Inc.*	69,226	2,380,682
QLogic Corp.*	24,717	466,410
SanDisk Corp.*	22,662	656,971
Seagate Technology	92,054	1,674,462
Teradata Corp.*	29,251	919,359
Western Digital Corp.*	41,805	1,845,691

		109,488,831

Electronic Equipment, Instruments & Components (1.1%)
Agilent Technologies, Inc.*	71,347	2,216,751
Amphenol Corp., Class A	35,632	1,645,486
Arrow Electronics, Inc.*	10,292	304,746
Avnet, Inc.*	10,499	316,650
AVX Corp.	2,163	27,405
Corning, Inc.	276,053	5,330,583

	Number of Shares	Value (Note 1)

Dolby Laboratories, Inc., Class A*	10,874	$519,016
FLIR Systems, Inc.*	31,206	1,021,060
Itron, Inc.*	7,671	518,329
Jabil Circuit, Inc.	19,418	337,291
Molex, Inc.	2,330	50,212
National Instruments Corp.	11,747	345,949
Trimble Navigation Ltd.*	24,784	624,557
Vishay Intertechnology, Inc.*	8,253	68,913

		13,326,948

Internet Software & Services (3.4%)
Akamai Technologies, Inc.*	35,923	909,930
eBay, Inc.*	54,176	1,275,303
Equinix, Inc.*	7,921	840,814
Google, Inc., Class A*	49,892	30,932,042
IAC/InterActiveCorp*	8,711	178,401
Sohu.com, Inc.*	6,298	360,750
VeriSign, Inc.*	40,041	970,594
WebMD Health Corp.*	11,217	431,742
Yahoo!, Inc.*	231,004	3,876,247

		39,775,823

IT Services (2.9%)
Affiliated Computer Services, Inc., Class A*	11,415	681,361
Alliance Data Systems Corp.*	11,040	713,074
Amdocs Ltd.*	5,658	161,423
Automatic Data Processing, Inc.	104,400	4,470,408
Broadridge Financial Solutions, Inc.	18,087	408,043
Cognizant Technology Solutions Corp., Class A*	60,807	2,754,557
Convergys Corp.*	2,579	27,724
DST Systems, Inc.*	7,089	308,726
Fidelity National Information Services, Inc.	42,279	991,020
Fiserv, Inc.*	32,329	1,567,310
Genpact Ltd.*	12,954	193,015
Global Payments, Inc.	16,756	902,478
Hewitt Associates, Inc., Class A*	17,380	734,479
Lender Processing Services, Inc.	19,875	808,117
Mastercard, Inc., Class A	17,712	4,533,918
NeuStar, Inc., Class A*	14,950	344,448
Paychex, Inc.	66,980	2,052,267
SAIC, Inc.*	60,839	1,152,291
Total System Services, Inc.	24,201	417,951
Visa, Inc., Class A	93,527	8,179,871
Western Union Co.	145,855	2,749,367

		34,151,848

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	11,207	317,831

Semiconductors & Semiconductor Equipment (3.9%)
Advanced Micro Devices, Inc.*	61,223	592,639
Altera Corp.	60,956	1,379,434
Analog Devices, Inc.	60,599	1,913,716
Broadcom Corp., Class A*	102,137	3,212,209
Cree, Inc.*	21,503	1,212,124
Cypress Semiconductor Corp.*	29,251	308,890

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Integrated Device Technology, Inc.*	7,238	$46,830
Intel Corp.	716,834	14,623,414
International Rectifier Corp.*	6,531	144,466
Intersil Corp., Class A	12,579	192,962
Lam Research Corp.*	26,298	1,031,144
Linear Technology Corp.	46,215	1,411,406
Marvell Technology Group Ltd.*	96,397	2,000,238
Maxim Integrated Products, Inc.	53,178	1,079,513
MEMC Electronic Materials, Inc.*	46,464	632,840
Microchip Technology, Inc.	34,617	1,005,970
Micron Technology, Inc.*	30,915	326,462
National Semiconductor Corp.	47,712	732,856
Novellus Systems, Inc.*	12,247	285,845
NVIDIA Corp.*	113,551	2,121,133
ON Semiconductor Corp.*	87,437	770,320
Rambus, Inc.*	21,664	528,602
Silicon Laboratories, Inc.*	9,293	449,224
Teradyne, Inc.*	36,007	386,355
Texas Instruments, Inc.	264,931	6,904,102
Varian Semiconductor Equipment Associates, Inc.*	15,158	543,869
Xilinx, Inc.	56,963	1,427,493

		45,264,056

Software (8.1%)
Activision Blizzard, Inc.*	67,545	750,425
Adobe Systems, Inc.*	108,934	4,006,592
ANSYS, Inc.*	18,212	791,493
Autodesk, Inc.*	32,080	815,153
BMC Software, Inc.*	38,419	1,540,602
CA, Inc.	63,053	1,416,170
Cadence Design Systems, Inc.*	54,800	328,252
Citrix Systems, Inc.*	37,629	1,565,743
Electronic Arts, Inc.*	67,129	1,191,540
FactSet Research Systems, Inc.	8,669	571,027
Intuit, Inc.*	67,229	2,064,603
McAfee, Inc.*	32,346	1,312,277
MICROS Systems, Inc.*	16,714	518,635
Microsoft Corp.#	1,603,249	48,883,062
Novell, Inc.*	32,596	135,273
Nuance Communications, Inc.*	40,998	637,109
Oracle Corp.	795,131	19,512,515
Red Hat, Inc.*	39,251	1,212,856
Rovi Corp.*	14,493	461,892
Salesforce.com, Inc.*	22,596	1,666,907
Sybase, Inc.*	17,296	750,646
Symantec Corp.*	170,739	3,054,521
Synopsys, Inc.*	18,752	417,795
VMware, Inc., Class A*	10,666	452,025

		94,057,113

Total Information Technology		386,507,056

Materials (3.9%)
Chemicals (2.5%)
Air Products & Chemicals, Inc.	15,092	1,223,358
Albemarle Corp.	1,082	39,352
Ashland, Inc.	1,124	44,533
Celanese Corp., Class A	29,792	956,323
CF Industries Holdings, Inc.	8,378	760,555

	Number of Shares	Value (Note 1)

E.I. du Pont de Nemours & Co.	62,221	$2,094,981
Ecolab, Inc.	49,168	2,191,909
FMC Corp.	12,829	715,345
International Flavors & Fragrances, Inc.	15,466	636,271
Intrepid Potash, Inc.*	7,962	232,252
Lubrizol Corp.	12,305	897,650
Monsanto Co.	113,568	9,284,184
Mosaic Co.	32,970	1,969,298
Nalco Holding Co.	28,711	732,418
Praxair, Inc.	63,968	5,137,270
RPM International, Inc.	13,994	284,498
Scotts Miracle-Gro Co., Class A	9,293	365,308
Sigma-Aldrich Corp.	25,424	1,284,675
Terra Industries, Inc.	14,218	457,677
Valhi, Inc.	250	3,492

		29,311,349

Construction Materials (0.0%)
Eagle Materials, Inc.	9,044	235,596
Martin Marietta Materials, Inc.	3,536	316,154

		551,750

Containers & Packaging (0.3%)
Ball Corp.	12,762	659,795
Crown Holdings, Inc.*	33,203	849,333
Owens-Illinois, Inc.*	28,503	936,893
Packaging Corp. of America	2,080	47,861
Pactiv Corp.*	22,413	541,050

		3,034,932

Metals & Mining (1.1%)
Alcoa, Inc.	93,760	1,511,411
Cliffs Natural Resources, Inc.	2,579	118,866
Compass Minerals International, Inc.	3,619	243,161
Freeport-McMoRan Copper & Gold, Inc.*	52,013	4,176,124
Newmont Mining Corp.	99,558	4,710,089
Royal Gold, Inc.	2,222	104,656
Schnitzer Steel Industries, Inc., Class A	3,553	169,478
Southern Copper Corp.	26,922	886,003
Walter Energy, Inc.	10,999	828,335

		12,748,123

Total Materials		45,646,154

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.1%)
Frontier Communications Corp.	28,211	220,328
tw telecom, Inc.*	30,957	530,603
Windstream Corp.	42,080	462,459

		1,213,390

Wireless Telecommunication Services (0.5%)
American Tower Corp., Class A*	82,720	3,574,331
Crown Castle International Corp.*	21,764	849,666
Leap Wireless International, Inc.*	9,376	164,549
MetroPCS Communications, Inc.*	52,679	401,941

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

NII Holdings, Inc.*	1,789	$60,075
SBA Communications Corp., Class A*	24,218	827,287

		5,877,849

Total Telecommunication Services		7,091,239

Utilities (0.9%)
Electric Utilities (0.4%)
Allegheny Energy, Inc.	21,498	504,773
DPL, Inc.	3,037	83,821
Exelon Corp.	11,914	582,237
FPL Group, Inc.	11,165	589,735
ITC Holdings Corp.	10,333	538,246
NV Energy, Inc.	20,749	256,873
PPL Corp.	78,169	2,525,641

		5,081,326

Gas Utilities (0.1%)
EQT Corp.	27,213	1,195,195

Independent Power Producers & Energy Traders (0.3%)
AES Corp.*	111,721	1,487,007
Calpine Corp.*	37,629	413,919
Constellation Energy Group, Inc.	31,955	1,123,857
Ormat Technologies, Inc.	4,035	152,684

		3,177,467

	Number of Shares	Value (Note 1)

Multi-Utilities (0.1%)
CenterPoint Energy, Inc.	68,115	$988,349
Integrys Energy Group, Inc.	3,453	144,991

		1,133,340

Water Utilities (0.0%)
American Water Works Co., Inc.	1,706	38,232

Total Utilities		10,625,560

Total Common Stocks (99.4%) (Cost $857,968,166)		1,161,715,628

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.6%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $7,468,893)	$7,468,893	7,468,893

Total Investments (100.0%) (Cost/Amortized Cost $865,437,059)		1,169,184,521
Other Assets Less Liabilities (0.0%)		366,120

Net Assets (100%)		$1,169,550,641

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contract, with a total collateral value of $18,415,960.

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	111	March-10	$6,179,339	$6,164,385	$ (14,954)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$120,905,113	$—	$—	$120,905,113
Consumer Staples	183,036,133	—	—	183,036,133
Energy	47,963,438	—	—	47,963,438
Financials	57,538,715	—	—	57,538,715
Health Care	184,243,917	—	—	184,243,917
Industrials	118,158,303	—	—	118,158,303
Information Technology	386,507,056	—	—	386,507,056
Materials	45,646,154	—	—	45,646,154
Telecommunication Services	7,091,239	—	—	7,091,239
Utilities	10,625,560	—	—	10,625,560
Short-Term Investments	—	7,468,893	—	7,468,893

Total Assets	$1,161,715,628	$7,468,893	$—	$1,169,184,521

Liabilities:
Futures	$(14,954)	$—	$—	$(14,954)

Total Liabilities	$(14,954)	$—	$—	$(14,954)

Total	$1,161,700,674	$7,468,893	$—	$1,169,169,567

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(14,954	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$ (14,954)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	2,283,926	—	—	2,283,926
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$2,283,926	$—	$—	$2,283,926

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(21,326)	—	—	(21,326)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(21,326)	$—	$—	$(21,326)

The Portfolio held futures contracts with an average notional balance of approximately $6,374,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,171,453,376
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$760,350,772

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$299,773,565
Aggregate gross unrealized depreciation	(4,236,042)

Net unrealized appreciation	$295,537,523

Federal income tax cost of investments	$873,646,998

The Portfolio has a net capital loss carryforward of $423,070,161 of which $250,494,433 expires in the year 2010, $103,882,638 expires in the year 2011, and $68,693,090 expires in the year 2016. The Portfolio utilized net capital loss carryforward of $52,906,575 during 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $865,437,059)	$1,169,184,521
Cash	62,242
Dividends, interest and other receivables	1,398,639
Receivable for securities sold	547,546
Receivable from Separate Accounts for Trust shares sold	174,459
Other assets	3,434

Total assets	1,171,370,841

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,104,769
Investment management fees payable	343,886
Distribution fees payable - Class IB	122,523
Administrative fees payable	103,357
Variation margin payable on futures contracts	56,356
Trustees’ fees payable	2,171
Accrued expenses	87,138

Total liabilities	1,820,200

NET ASSETS	$1,169,550,641

Net assets were comprised of:
Paid in capital	$1,295,805,240
Accumulated undistributed net investment income (loss)	1,289,687
Accumulated undistributed net realized gain (loss) on investments and futures	(431,276,794)
Unrealized appreciation (depreciation) on investments and futures	303,732,508

Net assets	$1,169,550,641

Class IA
Net asset value, offering and redemption price per share, $587,222,795 / 77,244,344 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.60

Class IB
Net asset value, offering and redemption price per share, $582,327,846 / 78,195,166 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.45

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends	$33,194,250
Securities lending (net)	6,659

Total income	33,200,909

EXPENSES
Investment management fees	5,706,478
Administrative fees	1,698,119
Distribution fees - Class IB	1,221,894
Printing and mailing expenses	514,433
Custodian fees	109,500
Professional fees	48,908
Trustees’ fees	37,367
Miscellaneous	72,449

Gross expenses	9,409,148
Less: Fees paid indirectly	(1,354)

Net expenses	9,407,794

NET INVESTMENT INCOME (LOSS)	23,793,115

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	526,219,625
Futures	2,283,926

Net realized gain (loss)	528,503,551

Change in unrealized appreciation (depreciation) on:
Securities	295,872,063
Futures	(21,326)

Net change in unrealized appreciation (depreciation)	295,850,737

NET REALIZED AND UNREALIZED GAIN (LOSS)	824,354,288

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$848,147,403

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$23,793,115	$974,123
Net realized gain (loss) on investments and futures	528,503,551	(170,067,504)
Net change in unrealized appreciation (depreciation) on investments and futures	295,850,737	(100,560,435)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	848,147,403	(269,653,816)

DIVIDENDS:
Dividends from net investment income
Class IA	(12,058,965)	(24,400)
Class IB	(10,516,308)	(857,691)

TOTAL DIVIDENDS	(22,575,273)	(882,091)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 336,970,526 and 272,067 shares, respectively ]	1,721,311,451	2,017,135
Capital shares issued in reinvestment of dividends [ 1,628,571 and 4,465 shares , respectively ]	12,058,965	24,400
Capital shares repurchased [ (262,334,796) and (128,273) shares , respectively ]	(1,832,806,848)	(897,822)

Total Class IA transactions	(99,436,432)	1,143,713

Class IB
Capital shares sold [ 11,044,763 and 11,320,665 shares, respectively ]	70,291,073	82,108,375
Capital shares issued in reinvestment of dividends [ 1,448,912 and 160,209 shares , respectively ]	10,516,308	857,691
Capital shares repurchased [ (14,580,849) and (17,283,736) shares , respectively ]	(89,763,820)	(123,122,356)

Total Class IB transactions	(8,956,439)	(40,156,290)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(108,392,871)	(39,012,577)

TOTAL INCREASE (DECREASE) IN NET ASSETS	717,179,259	(309,548,484)
NET ASSETS:
Beginning of year	452,371,382	761,919,866

End of year (a)	$1,169,550,641	$452,371,382

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,289,687	$78,017

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009		2008		2007		2006		2005
Net asset value, beginning of year	$5.68		$8.95		$7.82		$7.85		$6.81

Income (loss) from investment operations:
Net investment income (loss)	0.09	(e)	0.03	(e)	0.01	(e)	—	#(e)	(0.02	)(e)
Net realized and unrealized gain (loss) on investments and futures	1.99		(3.28)		1.12		(0.03)		1.06

Total from investment operations	2.08		(3.25)		1.13		(0.03)		1.04

Less distributions:
Dividends from net investment income	(0.16)		(0.02)		—		—		—

Net asset value, end of year	$7.60		$5.68		$8.95		$7.82		$7.85

Total return	36.67%		(36.18	)%(k)	14.32%		(0.38)%		15.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$587,223		$5,568		$7,442		$108,447		$294,078
Ratio of expenses to average net assets:
After waivers	0.50%		0.80%		0.80%		0.80%		0.80%
After waivers and fees paid indirectly	0.50%		0.68%		0.78%		0.78%		0.77%
Before waivers and fees paid indirectly	0.50%		1.01%		1.03%		0.98%		0.95%
Ratio of net investment income to average net assets:
After waivers	1.45%		0.31%		0.05%		(0.07)%		(0.25)%
After waivers and fees paid indirectly	1.45%		0.43%		0.07%		(0.05)%		(0.22)%
Before waivers and fees paid indirectly	1.45%		0.10%		(0.18)%		(0.25)%		(0.40)%
Portfolio turnover rate	49%		131%		89%		83%		55%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—		$0.02		$0.02		$0.01		$0.01

	Year Ended December 31,
Class IB	2009		2008		2007		2006		2005
Net asset value, beginning of year	$5.57		$8.76		$7.68		$7.72		$6.72

Income (loss) from investment operations:
Net investment income (loss)	0.09	(e)	0.01	(e)	(0.02	)(e)	(0.02	)(e)	(0.03	)(e)
Net realized and unrealized gain (loss) on investments and futures	1.93		(3.19)		1.10		(0.02)		1.03

Total from investment operations	2.02		(3.18)		1.08		(0.04)		1.00

Less distributions:
Dividends from net investment income	(0.14)		(0.01)		—		—		—

Net asset value, end of year	$7.45		$5.57		$8.76		$7.68		$7.72

Total return	36.27%		(36.29	)%(l)	14.06%		(0.52)%		14.88%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$582,328		$446,803		$754,477		$728,698		$801,981
Ratio of expenses to average net assets:
After waivers	0.75	%(c)	1.05%		1.05%		1.05%		1.05%
After waivers and fees paid indirectly	0.75	%(c)	0.93	%(c)	1.03	%(c)	1.03%		1.02%
Before waivers and fees paid indirectly	0.75	%(c)	1.26	%(c)	1.28%		1.23	%(c)	1.20%
Ratio of net investment income to average net assets:
After waivers	1.47%		0.05%		(0.20)%		(0.30)%		(0.50)%
After waivers and fees paid indirectly	1.47%		0.16%		(0.19)%		(0.28)%		(0.47)%
Before waivers and fees paid indirectly	1.47%		(0.17)%		(0.43)%		(0.50)%		(0.65)%
Portfolio turnover rate	49%		131%		89%		83%		55%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—		$0.02		$0.02		$0.01		$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(k)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (38.49)%.
(l)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (38.69)%.

See Notes to Financial Statements.

EQ/LARGE CAP GROWTH PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Life Insurance Company

➢	Marsico Capital Management, LLC

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	33.93%	2.83%	(5.04)%	4.33%
Portfolio – IB Shares	34.77	2.50	(5.31)	4.07
Russell 1000® Growth Index	37.21	1.63	(3.99)	3.25

*   Date of inception 11/28/98. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/1/97

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 33.93% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 37.21% over the same period.

Asset Class Over

Over the 12 months, large cap growth stocks, as measured by the Russell 1000® Growth Index, posted an impressive 37.21% gain, as the more cyclical sectors of the market rebounded sharply after underperforming the defensive sectors in late 2008 and early 2009. All of the sectors in the index delivered double-digit returns. Information technology was the clear leader, returning 62%. The materials, consumer discretionary, and telecommunication services sectors were also top performers. Gains were less in utilities and consumer staples sectors.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	Stock selection and an underweight posture in the Health Care sector relative to the benchmark aided performance, as Health Care was among the weaker-performing areas of the benchmark.

•	Stock selection in the Energy sector where several positions posted strong returns and had a positive impact on performance, particularly Petroleo Brasileiro and Transocean Ltd.

•	An underweighted posture in the Consumer Staples sector from which the Portfolio benefited by having limited investments in the sector, as it was among the weakest-performing sectors of the benchmark.

•

Stock selection in the Information Technology sector aided relative performance. Several of the Portfolio’s best-performing holdings were Information Technology-related positions. These included Apple, Inc. and Google, Inc., financial transaction processors Visa Inc. and MasterCard, Inc.

What hurt performance during the year:

•

Stock selection in the Consumer Discretionary sector was detrimental to relative performance: As one of the Portfolio’s larger holdings, McDonald’s Corp. had a significant, negative effect on performance. Certain retailing positions also detracted from performance, particularly Target Corp. and Lowe’s Cos.

•

Stock selection and overweighted posture in the Banks Industry held back performance. On an individual stock level, the largest detractors to Portfolio performance included Wells Fargo & Co. and U.S. Bancorp. The Portfolio’s performance was further hampered by maintaining a significant overweighted allocation to banks, as the benchmark industry group posted a negative return.

•	An underweight posture in the Information Technology sector in which the Portfolio’s performance was penalized by having an underweight posture to the strongest-performing sector of the benchmark.

•

Stock selection in the Industrials sector where railroad operator Norfolk Southern Corp. and aerospace/defense company Lockheed Martin Corp. posted negative returns during the period held in the Portfolio.

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	28.6%
Health Care	13.6
Consumer Staples	10.3
Exchange Traded Funds	9.2
Industrials	9.0
Consumer Discretionary	8.2
Financials	8.0
Materials	5.9
Energy	4.6
Utilities	0.6
Telecommunication Services	0.4
Cash and Other	1.6

100.0%

EQ/LARGE CAP GROWTH PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,220.60	$3.81
Hypothetical (5% average return before expenses)	1,000.00	1,021.78	3.47
Class IB
Actual	1,000.00	1,226.70	5.28
Hypothetical (5% average return before expenses)	1,000.00	1,020.47	4.79

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.68% and 0.94%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.2%)
Auto Components (0.3%)
BorgWarner, Inc.	20,304	$674,499
Gentex Corp.	27,070	483,199
Goodyear Tire & Rubber Co.*	45,390	639,999
Johnson Controls, Inc.	70,057	1,908,353
TRW Automotive Holdings Corp.*	3,783	90,338
WABCO Holdings, Inc.	11,821	304,864

		4,101,252

Automobiles (0.0%)
Thor Industries, Inc.	3,493	109,680

Distributors (0.0%)
LKQ Corp.*	26,330	515,805

Diversified Consumer Services (0.4%)
Apollo Group, Inc., Class A*	24,953	1,511,653
Brink’s Home Security Holdings, Inc.*	8,634	281,814
Career Education Corp.*	12,707	296,200
DeVry, Inc.	11,712	664,422
Education Management Corp.*	2,700	59,427
H&R Block, Inc.	63,816	1,443,518
Hillenbrand, Inc.	4,458	83,989
ITT Educational Services, Inc.*	7,502	719,892
Strayer Education, Inc.	2,650	563,098
Weight Watchers International, Inc.	614	17,904

		5,641,917

Hotels, Restaurants & Leisure (2.6%)
Brinker International, Inc.	19,143	285,614
Burger King Holdings, Inc.	19,954	375,534
Carnival Corp.*	37,393	1,184,984
Chipotle Mexican Grill, Inc.*	5,864	516,970
Choice Hotels International, Inc.	1,550	49,073
Darden Restaurants, Inc.	26,637	934,160
Hyatt Hotels Corp., Class A*	5,200	155,012
International Game Technology	46,310	869,239
Las Vegas Sands Corp.*	42,528	635,368
Marriott International, Inc., Class A	26,600	724,850
McDonald’s Corp.	462,672	28,889,240
MGM MIRAGE*	17,034	155,350
Panera Bread Co., Class A*	5,061	338,935
Royal Caribbean Cruises Ltd.*	7,564	191,218
Scientific Games Corp., Class A*	10,970	159,613
Starbucks Corp.*	140,404	3,237,716
Starwood Hotels & Resorts Worldwide, Inc.	5,704	208,595
Wendy’s/Arby’s Group, Inc., Class A	27,530	129,116
WMS Industries, Inc.*	10,568	422,720
Wyndham Worldwide Corp.	14,748	297,467
Yum! Brands, Inc.	88,414	3,091,838

		42,852,612

	Number of Shares	Value (Note 1)

Household Durables (0.1%)
Garmin Ltd.	17,321	$531,755
Harman International Industries, Inc.	6,965	245,725
Leggett & Platt, Inc.	18,303	373,381
M.D.C. Holdings, Inc.	2,648	82,194
Newell Rubbermaid, Inc.	8,471	127,150
NVR, Inc.*	171	121,531
Pulte Homes, Inc.*	7,224	72,240

		1,553,976

Internet & Catalog Retail (1.1%)
Amazon.com, Inc.*	76,987	10,356,291
Expedia, Inc.*	31,387	806,960
Netflix, Inc.*	7,942	437,922
priceline.com, Inc.*	25,808	5,639,048

		17,240,221

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	14,028	449,737
Mattel, Inc.	52,260	1,044,155

		1,493,892

Media (0.6%)
Comcast Corp., Class A	40,494	682,729
CTC Media, Inc.*	6,371	94,928
DIRECTV, Class A*	87,206	2,908,320
Discovery Communications, Inc., Class C*	49,159	1,303,697
Interactive Data Corp.	3,178	80,403
John Wiley & Sons, Inc., Class A	8,502	356,064
McGraw-Hill Cos., Inc.	59,661	1,999,240
Morningstar, Inc.*	4,177	201,916
Omnicom Group, Inc.	59,688	2,336,785
Regal Entertainment Group, Class A	7,791	112,502
Scripps Networks Interactive, Inc., Class A	9,832	408,028
Warner Music Group Corp.*	984	5,570

		10,490,182

Multiline Retail (0.8%)
Big Lots, Inc.*	1,742	50,483
Dollar General Corp.*	4,300	96,449
Dollar Tree, Inc.*	16,944	818,395
Family Dollar Stores, Inc.	26,368	733,822
Kohl’s Corp.*	54,415	2,934,601
Nordstrom, Inc.	31,822	1,195,871
Target Corp.	142,593	6,897,223

		12,726,844

Specialty Retail (1.7%)
Aaron’s, Inc.	9,000	249,570
Abercrombie & Fitch Co., Class A	8,192	285,491
Advance Auto Parts, Inc.	17,791	720,180
Aeropostale, Inc.*	12,631	430,085
American Eagle Outfitters, Inc.	32,017	543,649
AutoNation, Inc.*	2,700	51,705
AutoZone, Inc.*	5,690	899,418
Barnes & Noble, Inc.	1,438	27,423

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Bed Bath & Beyond, Inc.*	50,268	$1,941,853
Best Buy Co., Inc.	64,537	2,546,630
CarMax, Inc.*	29,408	713,144
Chico’s FAS, Inc.*	31,235	438,852
Dick’s Sporting Goods, Inc.*	16,178	402,347
Foot Locker, Inc.	12,934	144,085
GameStop Corp., Class A*	27,176	596,241
Gap, Inc.	82,219	1,722,488
Guess?, Inc.	11,684	494,233
Home Depot, Inc.	21,328	617,019
Limited Brands, Inc.	33,241	639,557
Lowe’s Cos., Inc.	88,035	2,059,139
Office Depot, Inc.*	9,379	60,494
O’Reilly Automotive, Inc.*	25,509	972,403
Penske Automotive Group, Inc.*	2,572	39,043
PetSmart, Inc.	24,954	666,022
RadioShack Corp.	3,102	60,489
Ross Stores, Inc.	24,007	1,025,339
Sherwin-Williams Co.	15,901	980,297
Staples, Inc.	135,717	3,337,281
Tiffany & Co.	21,347	917,921
TJX Cos., Inc.	78,656	2,874,877
Urban Outfitters, Inc.*	24,110	843,609
Williams-Sonoma, Inc.	7,162	148,826

		27,449,710

Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.	60,187	2,198,631
Hanesbrands, Inc.*	18,276	440,634
NIKE, Inc., Class B	68,786	4,544,691
Phillips-Van Heusen Corp.	6,249	254,209
Polo Ralph Lauren Corp.	9,921	803,403
VF Corp.	3,707	271,501

		8,513,069

Total Consumer Discretionary		132,689,160

Consumer Staples (10.3%)
Beverages (2.5%)
Brown-Forman Corp., Class B	14,629	783,676
Coca-Cola Co.	345,103	19,670,871
Coca-Cola Enterprises, Inc.	49,311	1,045,393
Hansen Natural Corp.*	12,885	494,784
Molson Coors Brewing Co., Class B	1,362	61,508
Pepsi Bottling Group, Inc.	21,176	794,100
PepsiCo, Inc.	295,240	17,950,592

		40,800,924

Food & Staples Retailing (2.6%)
BJ’s Wholesale Club, Inc.*	1,816	59,401
Costco Wholesale Corp.	82,551	4,884,543
CVS Caremark Corp.	84,689	2,727,833
Kroger Co.	105,383	2,163,513
Sysco Corp.	111,844	3,124,921
Walgreen Co.	188,442	6,919,590
Wal-Mart Stores, Inc.	419,315	22,412,387
Whole Foods Market, Inc.*	17,231	472,991

		42,765,179

	Number of Shares	Value (Note 1)

Food Products (0.8%)
Archer-Daniels-Midland Co.	69,112	$2,163,897
Campbell Soup Co.	25,095	848,211
Dean Foods Co.*	33,773	609,265
Flowers Foods, Inc.	12,026	285,738
General Mills, Inc.	25,473	1,803,743
Green Mountain Coffee Roasters, Inc.*	6,506	530,044
H.J. Heinz Co.	48,289	2,064,837
Hershey Co.	16,829	602,310
Hormel Foods Corp.	1,287	49,485
Kellogg Co.	48,340	2,571,688
McCormick & Co., Inc. (Non -Voting)	24,437	882,909
Sara Lee Corp.	32,370	394,266
Smithfield Foods, Inc.*	3,500	53,165

		12,859,558

Household Products (2.3%)
Church & Dwight Co., Inc.	13,206	798,303
Clorox Co.	23,139	1,411,479
Colgate-Palmolive Co.	94,948	7,799,978
Energizer Holdings, Inc.*	10,937	670,219
Kimberly-Clark Corp.	68,486	4,363,243
Procter & Gamble Co.	362,050	21,951,092

		36,994,314

Personal Products (0.4%)
Alberto-Culver Co.	13,630	399,223
Avon Products, Inc.	81,790	2,576,385
Estee Lauder Cos., Inc., Class A	20,804	1,006,081
Herbalife Ltd.	12,360	501,445
Mead Johnson Nutrition Co., Class A	24,930	1,089,441
NBTY, Inc.*	6,970	303,474

		5,876,049

Tobacco (1.7%)
Altria Group, Inc.	392,922	7,713,059
Lorillard, Inc.	28,522	2,288,320
Philip Morris International, Inc.	372,065	17,929,812

		27,931,191

Total Consumer Staples		167,227,215

Energy (4.6%)
Energy Equipment & Services (1.8%)
Atwood Oceanics, Inc.*	9,512	341,005
Cameron International Corp.*	42,664	1,783,355
Diamond Offshore Drilling, Inc.	12,951	1,274,637
Dresser-Rand Group, Inc.*	15,166	479,397
Exterran Holdings, Inc.*	5,446	116,817
FMC Technologies, Inc.*	23,403	1,353,629
Helmerich & Payne, Inc.	6,203	247,376
Oceaneering International, Inc.*	10,272	601,117
Patterson-UTI Energy, Inc.	4,168	63,979
Pride International, Inc.*	15,235	486,149
Rowan Cos., Inc.*	3,770	85,353
Schlumberger Ltd.	103,278	6,722,365
Seahawk Drilling, Inc.*	1,016	22,901
Smith International, Inc.	27,928	758,804
Transocean Ltd.*	187,481	15,523,427

		29,860,311

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Oil, Gas & Consumable Fuels (2.8%)
Alpha Natural Resources, Inc.*	22,611	$980,865
CNX Gas Corp.*	5,128	151,379
Comstock Resources, Inc.*	682	27,669
Consol Energy, Inc.	34,899	1,737,970
Continental Resources, Inc.*	2,756	118,205
El Paso Corp.	36,633	360,102
EXCO Resources, Inc.	23,068	489,734
Exxon Mobil Corp.	238,798	16,283,636
Forest Oil Corp.*	7,715	171,659
Frontier Oil Corp.	17,295	208,232
Holly Corp.	8,930	228,876
Mariner Energy, Inc.*	17,108	198,624
Massey Energy Co.	12,834	539,156
Peabody Energy Corp.	50,897	2,301,053
Petrohawk Energy Corp.*	56,816	1,363,016
Petroleo Brasileiro S.A. (ADR)	231,664	11,045,739
Plains Exploration & Production Co.*	14,201	392,800
Quicksilver Resources, Inc.*	21,233	318,707
Range Resources Corp.	4,320	215,352
Southwestern Energy Co.*	156,392	7,538,094
St. Mary Land & Exploration Co.	2,919	99,947
Teekay Corp.	3,480	80,771
Tesoro Corp.	10,553	142,993

		44,994,579

Total Energy		74,854,890

Financials (8.0%)
Capital Markets (2.1%)
Affiliated Managers Group, Inc.*	7,680	517,248
Ameriprise Financial, Inc.	4,554	176,786
Bank of New York Mellon Corp.	46,059	1,288,270
BlackRock, Inc.	2,015	467,883
Charles Schwab Corp.	181,536	3,416,508
Eaton Vance Corp.	21,926	666,770
Federated Investors, Inc., Class B	16,515	454,162
Franklin Resources, Inc.	12,739	1,342,054
GLG Partners, Inc.*	35,721	115,022
Goldman Sachs Group, Inc.	78,308	13,221,523
Greenhill & Co., Inc.	3,858	309,566
Invesco Ltd.	6,239	146,554
Investment Technology Group, Inc.*	708	13,948
Janus Capital Group, Inc.	31,256	420,393
Jefferies Group, Inc.*	16,488	391,260
Lazard Ltd., Class A	14,941	567,310
Morgan Stanley	59,752	1,768,659
Northern Trust Corp.	45,435	2,380,794
SEI Investments Co.	22,773	398,983
State Street Corp.	49,682	2,163,154
T. Rowe Price Group, Inc.	48,955	2,606,854
TD Ameritrade Holding Corp.*	49,082	951,209
Waddell & Reed Financial, Inc., Class A	16,171	493,862

		34,278,772

	Number of Shares	Value (Note 1)

Commercial Banks (2.8%)
BOK Financial Corp.	1,287	$61,158
CapitalSource, Inc.	6,959	27,627
Commerce Bancshares, Inc./Missouri	4,050	156,816
HSBC Holdings plc (ADR)	164,600	9,397,014
ICICI Bank Ltd. (ADR)	109,211	4,118,347
U.S. Bancorp	541,580	12,190,966
Wells Fargo & Co.	702,378	18,957,182

		44,909,110

Consumer Finance (0.9%)
American Express Co.	331,587	13,435,905
AmeriCredit Corp.*	5,144	97,942
Capital One Financial Corp.	23,899	916,288
SLM Corp.*	19,020	214,355

		14,664,490

Diversified Financial Services (1.0%)
CME Group, Inc.	717	240,876
IntercontinentalExchange, Inc.*	13,692	1,537,612
JPMorgan Chase & Co.	287,623	11,985,250
Leucadia National Corp.*	12,782	304,084
Moody’s Corp.	35,244	944,539
MSCI, Inc., Class A*	18,827	598,699
NASDAQ OMX Group, Inc.*	12,522	248,186
NYSE Euronext	12,563	317,844

		16,177,090

Insurance (0.7%)
Aflac, Inc.	89,010	4,116,713
American International Group, Inc.*	8,611	258,158
Arthur J. Gallagher & Co.	17,471	393,272
Axis Capital Holdings Ltd.	7,598	215,859
Brown & Brown, Inc.	16,088	289,101
CNA Financial Corp.*	2,346	56,304
Endurance Specialty Holdings Ltd.	3,102	115,488
Erie Indemnity Co., Class A	3,863	150,734
Fidelity National Financial, Inc., Class A	6,506	87,571
Genworth Financial, Inc., Class A*	39,239	445,363
Hanover Insurance Group, Inc.	1,287	57,181
Lincoln National Corp.	18,530	461,026
Marsh & McLennan Cos., Inc.	7,336	161,979
Principal Financial Group, Inc.	58,386	1,403,599
Progressive Corp.*	13,084	235,381
Prudential Financial, Inc.	45,124	2,245,370
Reinsurance Group of America, Inc.	1,060	50,509
Validus Holdings Ltd.	2,572	69,290
W.R. Berkley Corp.	8,275	203,896

		11,016,794

Real Estate Investment Trusts (REITs) (0.4%)
Alexandria Real Estate Equities, Inc. (REIT)	1,590	102,221
Digital Realty Trust, Inc. (REIT)	14,274	717,697

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Federal Realty Investment Trust (REIT)	1,477	$100,022
HCP, Inc. (REIT)	21,404	653,678
Health Care REIT, Inc. (REIT)	11,386	504,628
Nationwide Health Properties, Inc. (REIT)	16,215	570,444
Plum Creek Timber Co., Inc. (REIT)	10,908	411,886
Public Storage (REIT)	25,860	2,106,297
Rayonier, Inc. (REIT)	6,732	283,821
Simon Property Group, Inc. (REIT)	19,313	1,541,177

		6,991,871

Real Estate Management & Development (0.1%)
CB Richard Ellis Group, Inc., Class A*	44,434	602,969
St. Joe Co.*	17,351	501,271

		1,104,240

Thrifts & Mortgage Finance (0.0%)
Capitol Federal Financial	3,772	118,667
Hudson City Bancorp, Inc.	48,754	669,393
TFS Financial Corp.	3,900	47,346

		835,406

Total Financials		129,977,773

Health Care (13.6%)
Biotechnology (2.7%)
Abraxis Bioscience, Inc.*	1,124	45,578
Alexion Pharmaceuticals, Inc.*	16,942	827,108
Amgen, Inc.*	192,531	10,891,479
Amylin Pharmaceuticals, Inc.*	26,334	373,679
Biogen Idec, Inc.*	55,061	2,945,764
BioMarin Pharmaceutical, Inc.*	18,810	353,816
Celgene Corp.*	87,554	4,875,007
Cephalon, Inc.*	13,865	865,315
Dendreon Corp.*	21,707	570,460
Genzyme Corp.*	51,623	2,530,043
Gilead Sciences, Inc.*	384,097	16,623,718
Myriad Genetics, Inc.*	17,924	467,816
OSI Pharmaceuticals, Inc.*	10,891	337,948
Talecris Biotherapeutics Holdings Corp.*	9,500	211,565
United Therapeutics Corp.*	8,774	461,951
Vertex Pharmaceuticals, Inc.*	36,793	1,576,580

		43,957,827

Health Care Equipment & Supplies (2.9%)
Baxter International, Inc.	115,223	6,761,286
Beckman Coulter, Inc.	13,026	852,422
Becton, Dickinson and Co.	45,343	3,575,749
Boston Scientific Corp.*	100,740	906,660
C.R. Bard, Inc.	18,680	1,455,172
DENTSPLY International, Inc.	27,867	980,082
Edwards Lifesciences Corp.*	10,551	916,354
Gen-Probe, Inc.*	9,309	399,356
Hill-Rom Holdings, Inc.	4,717	113,161
Hologic, Inc.*	4,753	68,919
Hospira, Inc.*	30,170	1,538,670
IDEXX Laboratories, Inc.*	11,590	619,370

	Number of Shares	Value (Note 1)

Intuitive Surgical, Inc.*	35,879	$10,882,818
Inverness Medical Innovations, Inc.*	6,796	282,102
Kinetic Concepts, Inc.*	4,063	152,972
Medtronic, Inc.	212,647	9,352,215
ResMed, Inc.*	14,745	770,721
St. Jude Medical, Inc.*	65,676	2,415,563
Stryker Corp.	64,149	3,231,185
Teleflex, Inc.	3,178	171,262
Varian Medical Systems, Inc.*	24,308	1,138,830

		46,584,869

Health Care Providers & Services (1.4%)
Aetna, Inc.	18,061	572,534
AmerisourceBergen Corp.	49,719	1,296,174
CIGNA Corp.	3,345	117,978
Community Health Systems, Inc.*	8,708	310,005
Coventry Health Care, Inc.*	9,074	220,407
DaVita, Inc.*	19,434	1,141,553
Emdeon, Inc., Class A*	3,900	59,475
Express Scripts, Inc.*	52,308	4,522,027
Health Management Associates, Inc., Class A*	46,283	336,477
Henry Schein, Inc.*	16,967	892,464
Humana, Inc.*	11,668	512,109
Laboratory Corp. of America Holdings*	20,397	1,526,511
Lincare Holdings, Inc.*	11,233	416,969
McKesson Corp.	24,963	1,560,188
Medco Health Solutions, Inc.*	91,879	5,871,987
MEDNAX, Inc.*	2,770	166,505
Omnicare, Inc.	9,410	227,534
Patterson Cos., Inc.*	18,852	527,479
Quest Diagnostics, Inc.	29,942	1,807,898
Tenet Healthcare Corp.*	61,198	329,857
Universal Health Services, Inc., Class B	1,212	36,966
VCA Antech, Inc.*	15,923	396,801
WellPoint, Inc.*	6,472	377,253

		23,227,151

Health Care Technology (0.1%)
Allscripts-Misys Healthcare Solutions, Inc.*	11,723	237,156
Cerner Corp.*	13,079	1,078,233
IMS Health, Inc.	7,873	165,805

		1,481,194

Life Sciences Tools & Services (0.5%)
Bio-Rad Laboratories, Inc., Class A*	3,631	350,246
Charles River Laboratories International, Inc.*	8,253	278,044
Covance, Inc.*	11,979	653,694
Illumina, Inc.*	23,075	707,249
Life Technologies Corp.*	29,064	1,518,013
Mettler-Toledo International, Inc.*	6,509	683,380
Millipore Corp.*	10,393	751,934
PerkinElmer, Inc.	4,738	97,555

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Pharmaceutical Product Development, Inc.	21,192	$496,740
Techne Corp.	6,877	471,487
Thermo Fisher Scientific, Inc.*	6,359	303,261
Waters Corp.*	18,647	1,155,368

		7,466,971

Pharmaceuticals (6.0%)
Abbott Laboratories, Inc.	540,150	29,162,699
Allergan, Inc.	58,050	3,657,730
Bristol-Myers Squibb Co.	175,063	4,420,341
Eli Lilly and Co.	101,447	3,622,672
Johnson & Johnson	578,570	37,265,694
Merck & Co., Inc.	485,819	17,751,826
Mylan, Inc.*	40,944	754,598
Perrigo Co.	15,736	626,922
Valeant Pharmaceuticals International*	12,782	406,340

		97,668,822

Total Health Care		220,386,834

Industrials (9.0%)
Aerospace & Defense (3.3%)
Alliant Techsystems, Inc.*	6,185	545,950
BE Aerospace, Inc.*	8,785	206,448
Boeing Co.	11,213	606,960
General Dynamics Corp.	223,990	15,269,398
Goodrich Corp.	113,336	7,281,838
Honeywell International, Inc.	141,786	5,558,011
ITT Corp.	3,409	169,564
Lockheed Martin Corp.	60,538	4,561,538
Northrop Grumman Corp.	7,217	403,070
Precision Castparts Corp.	26,815	2,959,035
Raytheon Co.	57,958	2,985,996
Rockwell Collins, Inc.	29,764	1,647,735
Spirit AeroSystems Holdings, Inc., Class A*	6,354	126,190
TransDigm Group, Inc.	7,488	355,605
United Technologies Corp.	146,047	10,137,122

		52,814,460

Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc.	32,609	1,915,127
Expeditors International of Washington, Inc.	39,858	1,384,268
United Parcel Service, Inc., Class B	131,445	7,541,000
UTi Worldwide, Inc.	19,144	274,142

		11,114,537

Airlines (0.2%)
AMR Corp.*	63,035	487,260
Continental Airlines, Inc., Class B*	25,942	464,881
Copa Holdings S.A., Class A	5,636	306,993
Delta Air Lines, Inc.*	144,936	1,649,372
Southwest Airlines Co.	43,412	496,199

		3,404,705

Building Products (0.1%)
Armstrong World Industries, Inc.*	1,699	66,142

	Number of Shares	Value (Note 1)

Lennox International, Inc.	9,053	$353,429
Masco Corp.	31,764	438,661
Owens Corning, Inc.*	7,035	180,378

		1,038,610

Commercial Services & Supplies (0.4%)
Avery Dennison Corp.	3,934	143,552
Brink’s Co.	8,558	208,302
Cintas Corp.	4,463	116,261
Copart, Inc.*	12,523	458,717
Corrections Corp. of America*	2,447	60,074
Iron Mountain, Inc.*	33,867	770,813
R.R. Donnelley & Sons Co.	9,908	220,651
Republic Services, Inc.	19,195	543,410
Stericycle, Inc.*	16,544	912,732
Waste Connections, Inc.*	11,043	368,174
Waste Management, Inc.	84,522	2,857,689

		6,660,375

Construction & Engineering (0.2%)
Aecom Technology Corp.*	17,251	474,402
Fluor Corp.	33,789	1,521,857
Jacobs Engineering Group, Inc.*	23,201	872,590
Shaw Group, Inc.*	12,797	367,914
URS Corp.*	1,501	66,824

		3,303,587

Electrical Equipment (0.6%)
A123 Systems, Inc.*	3,600	80,784
AMETEK, Inc.	20,153	770,651
Emerson Electric Co.	142,525	6,071,565
First Solar, Inc.*	9,653	1,307,016
Hubbell, Inc., Class B	1,265	59,834
Rockwell Automation, Inc.	2,690	126,376
Roper Industries, Inc.	14,576	763,345
SunPower Corp., Class A*	18,101	428,632
Thomas & Betts Corp.*	3,178	113,741

		9,721,944

Industrial Conglomerates (0.7%)
3M Co.	131,747	10,891,525
Carlisle Cos., Inc.	3,119	106,857
McDermott International, Inc.*	42,928	1,030,701

		12,029,083

Machinery (1.0%)
Bucyrus International, Inc.	3,171	178,749
Caterpillar, Inc.	57,393	3,270,827
Crane Co.	4,766	145,935
Cummins, Inc.	12,520	574,167
Danaher Corp.	30,520	2,295,104
Deere & Co.	19,663	1,063,572
Donaldson Co., Inc.	15,278	649,926
Dover Corp.	24,765	1,030,472
Flowserve Corp.	10,514	993,889
Graco, Inc.	5,114	146,107
Harsco Corp.	10,997	354,433
IDEX Corp.	8,965	279,260
Joy Global, Inc.	16,826	868,053
Navistar International Corp.*	11,799	456,031
PACCAR, Inc.	64,406	2,336,006
Pall Corp.	21,722	786,336

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Pentair, Inc.	5,144	$166,151
Snap-On, Inc.	2,951	124,709
Toro Co.	7,379	308,516
Valmont Industries, Inc.	3,946	309,564
Wabtec Corp.	9,000	367,560

		16,705,367

Marine (0.0%)
Kirby Corp.*	2,065	71,924

Professional Services (0.2%)
Dun & Bradstreet Corp.	9,999	843,616
Equifax, Inc.	18,508	571,712
FTI Consulting, Inc.*	9,654	455,283
IHS, Inc., Class A*	8,984	492,413
Monster Worldwide, Inc.*	13,885	241,599
Robert Half International, Inc.	28,695	767,017
Verisk Analytics, Inc., Class A*	13,900	420,892

		3,792,532

Road & Rail (1.4%)
Con-way, Inc.	2,872	100,261
J.B. Hunt Transport Services, Inc.	16,429	530,164
Kansas City Southern*	7,805	259,828
Landstar System, Inc.	9,982	387,002
Norfolk Southern Corp.	8,959	469,631
Union Pacific Corp.	327,273	20,912,745

		22,659,631

Trading Companies & Distributors (0.2%)
Fastenal Co.	24,852	1,034,837
GATX Corp.	3,802	109,307
MSC Industrial Direct Co., Class A	8,433	396,351
W.W. Grainger, Inc.	11,520	1,115,482
WESCO International, Inc.*	4,172	112,686

		2,768,663

Total Industrials		146,085,418

Information Technology (28.6%)
Communications Equipment (3.6%)
Brocade Communications Systems, Inc.*	30,667	233,989
Ciena Corp.*	1,862	20,184
Cisco Systems, Inc.*	1,093,995	26,190,240
F5 Networks, Inc.*	14,768	782,409
Harris Corp.	19,489	926,702
JDS Uniphase Corp.*	20,632	170,214
Juniper Networks, Inc.*	100,165	2,671,401
Motorola, Inc.*	27,530	213,633
QUALCOMM, Inc.	583,147	26,976,380

		58,185,152

Computers & Peripherals (8.2%)
Apple, Inc.*	259,974	54,818,118
Dell, Inc.*	326,655	4,690,766
Diebold, Inc.	10,617	302,054
EMC Corp.*	39,311	686,763
Hewlett-Packard Co.	351,019	18,080,989
International Business Machines Corp.	350,617	45,895,765

	Number of Shares	Value (Note 1)

NCR Corp.*	29,782	$331,474
NetApp, Inc.*	63,720	2,191,331
QLogic Corp.*	22,311	421,008
SanDisk Corp.*	20,563	596,121
Seagate Technology	83,133	1,512,189
Teradata Corp.*	26,464	831,763
Western Digital Corp.*	37,691	1,664,058

		132,022,399

Electronic Equipment, Instruments & Components (0.8%)
Agilent Technologies, Inc.*	65,048	2,021,041
Amphenol Corp., Class A	32,230	1,488,381
Arrow Electronics, Inc.*	9,288	275,018
Avnet, Inc.*	9,496	286,399
AVX Corp.	4,128	52,302
Corning, Inc.	252,093	4,867,916
Dolby Laboratories, Inc., Class A*	9,533	455,010
FLIR Systems, Inc.*	29,278	957,976
Itron, Inc.*	6,961	470,355
Jabil Circuit, Inc.	17,594	305,608
Molex, Inc.	2,130	45,901
National Instruments Corp.	11,635	342,651
Trimble Navigation Ltd.*	22,796	574,459
Vishay Intertechnology, Inc.*	7,488	62,525

		12,205,542

Internet Software & Services (4.6%)
Akamai Technologies, Inc.*	32,425	821,325
Baidu, Inc. (ADR)*	29,530	12,143,622
eBay, Inc.*	48,897	1,151,035
Equinix, Inc.*	7,151	759,079
Google, Inc., Class A*	87,779	54,421,225
IAC/InterActiveCorp*	9,019	184,709
Sohu.com, Inc.*	5,418	310,343
VeriSign, Inc.*	36,135	875,912
WebMD Health Corp.*	10,300	396,447
Yahoo!, Inc.*	211,651	3,551,504

		74,615,201

IT Services (3.2%)
Affiliated Computer Services, Inc., Class A*	10,330	616,598
Alliance Data Systems Corp.*	10,070	650,421
Amdocs Ltd.*	5,139	146,616
Automatic Data Processing, Inc.	95,307	4,081,046
Broadridge Financial Solutions, Inc.	16,341	368,653
Cognizant Technology Solutions Corp., Class A*	55,951	2,534,580
Convergys Corp.*	4,600	49,450
DST Systems, Inc.*	5,992	260,952
Fidelity National Information Services, Inc.	39,683	930,170
Fiserv, Inc.*	29,246	1,417,846
Genpact Ltd.*	11,717	174,583
Global Payments, Inc.	15,075	811,939
Hewitt Associates, Inc., Class A*	15,676	662,468
Lender Processing Services, Inc.	17,943	729,562
Mastercard, Inc., Class A	53,607	13,722,320
NeuStar, Inc., Class A*	13,568	312,607

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Paychex, Inc.	61,086	$1,871,675
SAIC, Inc.*	55,614	1,053,329
Total System Services, Inc.	21,922	378,593
Visa, Inc., Class A	215,263	18,826,902
Western Union Co.	134,305	2,531,649

		52,131,959

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	9,851	279,374

Semiconductors & Semiconductor Equipment (2.5%)
Advanced Micro Devices, Inc.*	55,278	535,091
Altera Corp.	55,196	1,249,086
Analog Devices, Inc.	55,273	1,745,521
Broadcom Corp., Class A*	93,183	2,930,605
Cree, Inc.*	19,521	1,100,399
Cypress Semiconductor Corp.*	25,626	270,611
Integrated Device Technology, Inc.*	10,310	66,706
Intel Corp.	653,566	13,332,746
International Rectifier Corp.*	6,008	132,897
Intersil Corp., Class A	11,394	174,784
Lam Research Corp.*	23,733	930,571
Linear Technology Corp.	41,732	1,274,495
Marvell Technology Group Ltd.*	87,305	1,811,579
Maxim Integrated Products, Inc.	48,026	974,928
MEMC Electronic Materials, Inc.*	41,084	559,564
Microchip Technology, Inc.	31,288	909,229
Micron Technology, Inc.*	31,441	332,017
National Semiconductor Corp.	42,339	650,327
Novellus Systems, Inc.*	11,102	259,121
NVIDIA Corp.*	102,583	1,916,250
ON Semiconductor Corp.*	82,354	725,539
Rambus, Inc.*	19,648	479,411
Silicon Laboratories, Inc.*	8,416	406,830
Teradyne, Inc.*	32,480	348,510
Texas Instruments, Inc.	242,622	6,322,729
Varian Semiconductor Equipment Associates, Inc.*	14,011	502,715
Xilinx, Inc.	51,569	1,292,319

		41,234,580

Software (5.7%)
Activision Blizzard, Inc.*	61,037	678,121
Adobe Systems, Inc.*	259,560	9,546,617
ANSYS, Inc.*	16,489	716,612
Autodesk, Inc.*	29,028	737,602
BMC Software, Inc.*	35,527	1,424,633
CA, Inc.	56,978	1,279,726
Cadence Design Systems, Inc.*	49,462	296,277
Citrix Systems, Inc.*	33,978	1,413,825
Electronic Arts, Inc.*	60,673	1,076,946
FactSet Research Systems, Inc.	7,982	525,774
Intuit, Inc.*	61,253	1,881,080
McAfee, Inc.*	29,207	1,184,928
MICROS Systems, Inc.*	15,127	469,391
Microsoft Corp.	1,461,791	44,570,008
Novell, Inc.*	34,841	144,590
Nuance Communications, Inc.*	37,099	576,518

	Number of Shares	Value (Note 1)

Oracle Corp.	724,960	$17,790,518
Red Hat, Inc.*	35,455	1,095,560
Rovi Corp.*	13,160	419,409
Salesforce.com, Inc.*	20,316	1,498,711
Sybase, Inc.*	15,656	679,470
Symantec Corp.*	155,796	2,787,190
Synopsys, Inc.*	16,942	377,468
VMware, Inc., Class A*	9,614	407,441

		91,578,415

Total Information Technology		462,252,622

Materials (5.9%)
Chemicals (4.0%)
Air Products & Chemicals, Inc.	13,600	1,102,416
Albemarle Corp.	973	35,388
Ashland, Inc.	1,362	53,962
Celanese Corp., Class A	26,976	865,930
CF Industries Holdings, Inc.	8,565	777,531
Dow Chemical Co.	766,605	21,181,296
E.I. du Pont de Nemours & Co.	57,592	1,939,123
Ecolab, Inc.	44,848	1,999,324
FMC Corp.	11,618	647,820
International Flavors & Fragrances, Inc.	14,301	588,343
Intrepid Potash, Inc.*	7,199	209,995
Lubrizol Corp.	11,043	805,587
Monsanto Co.	103,493	8,460,553
Mosaic Co.	29,705	1,774,280
Nalco Holding Co.	25,955	662,112
Potash Corp. of Saskatchewan, Inc.	46,574	5,053,279
Praxair, Inc.	191,937	15,414,460
RPM International, Inc.	12,707	258,333
Scotts Miracle-Gro Co., Class A	8,371	329,064
Sigma-Aldrich Corp.	22,936	1,158,956
Terra Industries, Inc.	12,837	413,223
Valhi, Inc.	152	2,123

		63,733,098

Construction Materials (0.0%)
Eagle Materials, Inc.	8,227	214,313
Martin Marietta Materials, Inc.	3,212	287,185

		501,498

Containers & Packaging (0.2%)
Ball Corp.	11,446	591,758
Crown Holdings, Inc.*	30,031	768,193
Owens-Illinois, Inc.*	25,732	845,811
Packaging Corp. of America	1,907	43,880
Pactiv Corp.*	20,270	489,318

		2,738,960

Metals & Mining (1.7%)
Alcoa, Inc.	84,710	1,365,525
BHP Billiton plc (ADR)	247,457	15,800,130
Cliffs Natural Resources, Inc.	2,371	109,279
Compass Minerals International, Inc.	3,254	218,636
Freeport-McMoRan Copper & Gold, Inc.*	47,642	3,825,176
Newmont Mining Corp.	91,114	4,310,603

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Royal Gold, Inc.	1,967	$92,646
Schnitzer Steel Industries, Inc., Class A	3,178	151,591
Southern Copper Corp.	24,352	801,424
Walter Energy, Inc.	9,831	740,373

		27,415,383

Total Materials		94,388,939

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.1%)
Frontier Communications Corp.	25,505	199,194
tw telecom, Inc.*	27,983	479,628
Windstream Corp.	40,801	448,403

		1,127,225

Wireless Telecommunication Services (0.3%)
American Tower Corp., Class A*	75,895	3,279,423
Crown Castle International Corp.*	19,648	767,058
Leap Wireless International, Inc.*	8,508	149,316
MetroPCS Communications, Inc.*	47,554	362,837
NII Holdings, Inc.*	1,645	55,239
SBA Communications Corp., Class A*	22,783	778,267

		5,392,140

Total Telecommunication Services		6,519,365

Utilities (0.6%)
Electric Utilities (0.3%)
Allegheny Energy, Inc.	19,462	456,968
DPL, Inc.	2,774	76,562
Exelon Corp.	10,750	525,352
FPL Group, Inc.	10,135	535,331
ITC Holdings Corp.	9,379	488,552
NV Energy, Inc.	18,781	232,509
PPL Corp.	71,496	2,310,036

		4,625,310

Gas Utilities (0.1%)
EQT Corp.	24,596	1,080,256

Independent Power Producers & Energy Traders (0.2%)
AES Corp.*	100,896	1,342,926
Calpine Corp.*	34,054	374,594
Constellation Energy Group, Inc.	28,880	1,015,709
Ormat Technologies, Inc.	3,707	140,273

		2,873,502

Multi-Utilities (0.0%)
CenterPoint Energy, Inc.	61,764	896,196
Integrys Energy Group, Inc.	3,178	133,444

		1,029,640

	Number of Shares	Value (Note 1)

Water Utilities (0.0%)
American Water Works Co., Inc.	1,590	$35,632

Total Utilities		9,644,340

Total Common Stocks (89.2%) (Cost $1,110,462,591)		1,444,026,556

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (9.2%)
iShares Morningstar Large Core Index Fund	16,923	1,082,564
iShares Morningstar Large Growth Index Fund	771,565	45,283,150
iShares Morningstar Large Value Index Fund	54,268	2,898,454
iShares NYSE 100 Index Fund	11,194	612,871
iShares Russell 1000 Growth Index Fund	912,918	45,508,962
iShares Russell 1000 Index Fund	42,225	2,588,815
iShares Russell 1000 Value Index Fund	48,790	2,800,058
iShares S&P 100 Index Fund	4,487	230,856
iShares S&P 500 Growth Index Fund	743,650	43,124,264
iShares S&P 500 Index Fund	17,879	1,995,475
iShares S&P 500 Value Index Fund	57,404	3,042,986

Total Investment Companies (9.2%) (Cost $121,263,032)		149,168,455

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (0.1%)
U.S. Treasury Bills 0.04%, 3/11/10#(p)	$1,348,000	1,347,890

Time Deposit (1.5%)
JPMorgan Chase Nassau 0.000%, 1/4/10	24,912,583	24,912,583

Total Short-Term Investments (1.6%) (Cost/Amortized Cost $26,260,532)		26,260,473

Total Investments (100.0%) (Cost/Amortized Cost $1,257,986,155)		1,619,455,484
Other Assets Less Liabilities (0.0%)		(441,636)

Net Assets (100%)		$1,619,013,848

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts valued at $1,280,561.
(p)	Yield to maturity.

Glossary:

ADR—	American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	89	March-10	$3,144,659	$3,308,575	$163,916
S&P 500 E-Mini Index	150	March-10	8,181,982	8,330,250	148,268
S&P Mid 400 E-Mini Index	9	March-10	621,611	652,410	30,799

					$342,983

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$132,689,160	$—	$—	$132,689,160
Consumer Staples	167,227,215	—	—	167,227,215
Energy	74,854,890	—	—	74,854,890
Financials	129,977,773	—	—	129,977,773
Health Care	220,386,834	—	—	220,386,834
Industrials	146,085,418	—	—	146,085,418
Information Technology	462,252,622	—	—	462,252,622
Materials	94,388,939	—	—	94,388,939
Telecommunication Services	6,519,365	—	—	6,519,365
Utilities	9,644,340	—	—	9,644,340
Futures	342,983	—	—	342,983
Investment Companies
Exchange Traded Funds (ETFs)	149,168,455	—	—	149,168,455
Short-Term Investments	—	26,260,473	—	26,260,473

Total Assets	$1,593,537,994	$26,260,473	$—	$1,619,798,467

Total Liabilities	$—	$—	$—	$—

Total	$1,593,537,994	$26,260,473	$—	$1,619,798,467

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	342,983	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$342,983

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(1,762,280)	—	—	(1,762,280)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(1,762,280)	$—	$—	$(1,762,280)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(322,001)	—	—	(322,001)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(322,001)	$—	$—	$(322,001)

The Portfolio held futures contracts with an average notional balance of approximately $20,998,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$813,589,385
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,838,454,693

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$295,504,825
Aggregate gross unrealized depreciation	(9,520,833)

Net unrealized appreciation	$285,983,992

Federal income tax cost of investments	$1,333,471,492

The Portfolio has a net capital loss carryforward of $1,104,720,226 of which $430,153,032 expires in the year 2010, $51,610,054 expires in the year 2011, $58,268,818 expires in the year 2016, and $564,688,322 expires in the year 2017. The Portfolio had a net capital loss carryforward of $162,794,931 expire during 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $1,257,986,155)	$1,619,455,484
Dividends, interest and other receivables	1,714,093
Receivable for securities sold	1,240,385
Receivable from Separate Accounts for Trust shares sold	196,855
Other assets	6,939

Total assets	1,622,613,756

LIABILITIES
Overdraft payable	2
Payable to Separate Accounts for Trust shares redeemed	1,133,108
Payable for securities purchased	867,756
Investment management fees payable	682,546
Administrative fees payable	216,473
Distribution fees payable - Class IB	143,115
Variation margin payable on futures contracts	125,820
Trustees’ fees payable	794
Accrued expenses	430,294

Total liabilities	3,599,908

NET ASSETS	$1,619,013,848

Net assets were comprised of:
Paid in capital	$2,437,373,865
Accumulated undistributed net investment income (loss)	375,913
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(1,180,548,613)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	361,812,683

Net assets	$1,619,013,848

Class IA
Net asset value, offering and redemption price per share, $939,856,317 / 62,850,241 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.95

Class IB
Net asset value, offering and redemption price per share, $679,157,531 / 46,544,694 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.59

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $10,628 foreign withholding tax)	$35,235,064
Interest	6,451

Total income	35,241,515

EXPENSES
Investment management fees	9,593,592
Administrative fees	3,041,382
Distribution fees - Class IB	1,452,709
Printing and mailing expenses	498,570
Custodian fees	104,000
Professional fees	75,345
Trustees’ fees	63,401
Recoupment fees	7,368
Miscellaneous	66,006

Gross expenses	14,902,373
Less: Fees paid indirectly	(63,885)

Net expenses	14,838,488

NET INVESTMENT INCOME (LOSS)	20,403,027

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(487,844,916)
Foreign currency transactions	567
Futures	(1,762,280)

Net realized gain (loss)	(489,606,629)

Change in unrealized appreciation (depreciation) on:
Securities	841,847,642
Foreign currency translations	(232)
Futures	(322,001)

Net change in unrealized appreciation (depreciation)	841,525,409

NET REALIZED AND UNREALIZED GAIN (LOSS)	351,918,780

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$372,321,807

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$20,403,027	$10,412,126
Net realized gain (loss) on investments, futures and foreign currency transactions	(489,606,629)	(133,911,721)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	841,525,409	(544,900,663)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	372,321,807	(668,400,258)

DIVIDENDS:
Dividends from net investment income
Class IA	(12,813,760)	(9,026,992)
Class IB	(7,535,946)	(833,865)

TOTAL DIVIDENDS	(20,349,706)	(9,860,857)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 16,576,000 and 215,386,800 shares, respectively ]	190,410,835	2,764,803,769
Capital shares issued in reinvestment of dividends [ 878,623 and 797,123 shares, respectively ]	12,813,760	9,026,992
Capital shares repurchased [ (167,320,264) and (3,874,910) shares, respectively ]	(1,852,682,488)	(49,533,001)

Total Class IA transactions	(1,649,457,893)	2,724,297,760

Class IB
Capital shares sold [ 4,896,286 and 6,653,829 shares, respectively ]	59,256,735	102,687,894
Capital shares issued in reinvestment of dividends [ 529,615 and 71,889 shares, respectively ]	7,535,946	833,865
Capital shares repurchased [ (7,976,883) and (12,738,036) shares, respectively ]	(95,887,953)	(189,366,873)

Total Class IB transactions	(29,095,272)	(85,845,114)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,678,553,165)	2,638,452,646

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,326,581,064)	1,960,191,531
NET ASSETS:
Beginning of year	2,945,594,912	985,403,381

End of year (a)	$1,619,013,848	$2,945,594,912

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$375,913	$533,375

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	2006		2005
Net asset value, beginning of year	$11.32	$18.12	$15.74	$14.57		$13.32

Income (loss) from investment operations:
Net investment income (loss)	0.13 (e)	0.14 (e)	0.10	—	#(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.71	(6.89)	2.39	1.17		1.26

Total from investment operations	3.84	(6.75)	2.49	1.17		1.25

Less distributions:
Dividends from net investment income	(0.21)	(0.05)	(0.11)	—		—

Net asset value, end of year	$14.95	$11.32	$18.12	$15.74		$14.57

Total return	33.93%	(37.28)%	15.81%	8.03%		9.38%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$939,856	$2,408,216	$7,371	$4,679		$3,304
Ratio of expenses to average net assets:
After waivers	0.70%	0.73%	0.73%	0.77%		0.71%
After waivers and fees paid indirectly	0.69%	0.73%	0.58%	0.75%		0.68%
Before waivers and fees paid indirectly	0.70%	0.74%	0.74%	0.77%		0.71%
Ratio of net investment income (loss) to average net assets:
After waivers	1.10%	0.18%	0.49%	(0.04)%		(0.11)%
After waivers and fees paid indirectly	1.10%	0.18%	0.64%	(0.02)%		(0.08)%
Before waivers and fees paid indirectly	1.10%	0.17%	0.49%	(0.04)%		(0.11)%
Portfolio turnover rate	43%	33%	136%	130%		97%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$— #	$— #	$—		$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2009		2008		2007		2006		2005
Net asset value, beginning of year	$10.95		$17.75		$15.40		$14.29		$13.11

Income (loss) from investment operations:
Net investment income (loss)	0.12	(e)	0.07	(e)	0.06		(0.04	)(e)	(0.04	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.68		(6.85)		2.35		1.15		1.22

Total from investment operations	3.80		(6.78)		2.41		1.11		1.18

Less distributions:
Dividends from net investment income	(0.16)		(0.02)		(0.06)		—		—

Net asset value, end of year	$14.59		$10.95		$17.75		$15.40		$14.29

Total return	34.77%		(38.28)%		15.66%		7.77%		9.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$679,158		$537,379		$978,032		$860,495		$916,611
Ratio of expenses to average net assets:
After waivers	0.95	%(c)	0.98	%(c)	0.98	%(c)	1.02	%(c)	0.96%
After waivers and fees paid indirectly	0.94%		0.98	%(c)	0.83%		1.00	%(c)	0.93%
Before waivers and fees paid indirectly	0.95	%(c)	0.99	%(c)	0.99%		1.02	%(c)	0.96%
Ratio of net investment income (loss) to average net assets:
After waivers	0.94%		0.48%		0.24%		(0.30)%		(0.36)%
After waivers and fees paid indirectly	0.95%		0.49%		0.39%		(0.28)%		(0.33)%
Before waivers and fees paid indirectly	0.94%		0.47%		0.23%		(0.30)%		(0.36)%
Portfolio turnover rate	43%		33%		136%		130%		97%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—		$—	#	$—	#	$—		$—

#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	Since Incept.*
Portfolio – IA Shares	19.37%	(13.18)%
Portfolio – IB Shares	19.34	(13.38)
Russell 1000® Value Index	19.69	(1.57)
* Date of inception 10/3/05 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 19.37% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 19.69% over the same period.

Asset Class Overview

Over the 12 months, large cap value stocks, as measured by the Russell 1000® Value Index, posted a gain of 19.69%. All of the sectors in the index delivered double-digit returns except telecommunications services and energy. The materials and information technology sectors were the strongest performing sectors in the index, followed by consumer discretionary.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	The Health Care sector contributed the most positive contribution to the return. Performance in this sector was driven by Pfizer Inc., Merck & Co Inc. and UnitedHealth Group Inc.

•	The Energy sector was the next best contributor with positive contributions from Chevron Corp., Conoco Phillips and Apache Corp.

•	The largest contributors to the return for the quarter were Chevron Corp., Pfizer Inc. and Merck & Co Inc.

What hurt performance during the year:

•	The Financials sector contributed the most negative contribution to the quarter’s performance. Performance in this sector was affected by Citigroup Inc., Bank of America Corp. and JPMorgan Chase & Co.

•	Also contributing less to the performance was the Consumer Staples sector, which was impacted the most by companies such as CVS Caremark Corp., Molson Coors Brewing Co. (Cl B) and SUPERVALU Inc.

•	The largest negative contributors to the return for the quarter were Citigroup Inc., Bank of America Corp. and General Electric Co.

Portfolio Positioning and Outlook

We believe equity markets are entering 2010 on a firm footing, as earnings prospects appear healthy and financial conditions seem to be benign. The historic rallies through the past three quarters had to fight considerable denigration from strategists and economists, who cited lingering housing woes, unduly aggressive government intervention, building inflation worries, and chances for a double dip all along the way. In recent months, payment concerns in Dubai and Greece have added sovereign credit risk to the potential sources of investor insomnia. As long as equity markets are striving against ingrained skepticism, however, there may remain sidelined pools of capital. Yes, stimulative policies may run their course as 2010 unfolds, and key sovereign borrowers may find fresh limitations on their access to funds, but global equity markets may need to embrace sustainable recovery trends before sellers can regain the upper hand. In our opinion, at year-end valuation levels were reasonable enough, cash holdings were paying minimal interest, and eroding volatility was enabling risk appetites. The coming year is unlikely to produce results that come anywhere close to 2009, we believe equity investors may experience generous returns while a fresh batch of challenges for overextended borrowers takes time to develop more fully.

It is not possible to invest directly in an unmanaged index such as the Russell 1000® Value Index.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	23.4%
Energy	18.2
Industrials	10.5
Consumer Discretionary	9.6
Health Care	8.9
Utilities	6.9
Telecommunication Services	5.6
Consumer Staples	5.4
Information Technology	5.1
Materials	4.1
Cash and Other	2.3

100.0%

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,228.40	$2.81
Hypothetical (5% average return before expenses)	1,000.00	1,022.68	2.55
Class IB
Actual	1,000.00	1,228.30	5.00
Hypothetical (5% average return before expenses)	1,000.00	1,020.72	4.53

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.50% and 0.89% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.6%)
Auto Components (0.2%)
Autoliv, Inc.	1,854	$80,390
BorgWarner, Inc.	194	6,445
Federal Mogul Corp.*	278	4,809
Johnson Controls, Inc.	6,726	183,216
TRW Automotive Holdings Corp.*	900	21,492
WABCO Holdings, Inc.	184	4,745

		301,097

Automobiles (0.7%)
Ford Motor Co.*	70,181	701,810
Harley-Davidson, Inc.	5,157	129,956
Motors Liquidation Co.*	1,950	919
Thor Industries, Inc.	410	12,874

		845,559

Distributors (0.1%)
Genuine Parts Co.	3,501	132,898

Diversified Consumer Services (0.1%)
Career Education Corp.*	65	1,515
Education Management Corp.*	300	6,603
Hillenbrand, Inc.	827	15,581
Service Corp. International	5,375	44,021
Weight Watchers International, Inc.	644	18,779

		86,499

Hotels, Restaurants & Leisure (0.6%)
Boyd Gaming Corp.*	1,185	9,919
Carnival Corp.*	5,314	168,401
Choice Hotels International, Inc.	494	15,640
Hyatt Hotels Corp., Class A*	400	11,924
International Game Technology	1,091	20,478
International Speedway Corp., Class A	599	17,042
Las Vegas Sands Corp.*	1,596	23,844
Marriott International, Inc., Class A	3,617	98,563
MGM MIRAGE*	2,252	20,538
Penn National Gaming, Inc.*	1,480	40,227
Royal Caribbean Cruises Ltd.*	1,940	49,043
Starwood Hotels & Resorts Worldwide, Inc.	3,574	130,701
Wendy’s/Arby’s Group, Inc., Class A	4,731	22,188
Wyndham Worldwide Corp.	2,183	44,031
Wynn Resorts Ltd.	1,512	88,044

		760,583

Household Durables (0.8%)
Black & Decker Corp.	1,327	86,029
D.R. Horton, Inc.	6,450	70,112
Fortune Brands, Inc.	3,449	148,997
Garmin Ltd.	470	14,429
Harman International Industries, Inc.	762	26,883
Jarden Corp.	2,065	63,829
KB Home	1,557	21,300

	Number of Shares	Value (Note 1)

Leggett & Platt, Inc.	1,252	$25,541
Lennar Corp., Class A	3,222	41,145
M.D.C. Holdings, Inc.	502	15,582
Mohawk Industries, Inc.*	1,180	56,168
Newell Rubbermaid, Inc.	5,368	80,574
NVR, Inc.*	126	89,549
Pulte Homes, Inc.*	6,439	64,390
Toll Brothers, Inc.*	2,937	55,245
Whirlpool Corp.	1,657	133,654

		993,427

Internet & Catalog Retail (0.1%)
Expedia, Inc.*	393	10,104
Liberty Media Corp. - Interactive, Class A*	13,181	142,882

		152,986

Leisure Equipment & Products (0.0%)
Hasbro, Inc.	1,131	36,260
Mattel, Inc.	1,675	33,466

		69,726

Media (4.9%)
Cablevision Systems Corp. - New York Group, Class A	5,380	138,912
CBS Corp., Class B	13,453	189,015
Central European Media Enterprises Ltd., Class A*	747	17,637
Clear Channel Outdoor Holdings, Inc., Class A*	838	8,707
Comcast Corp., Class A	59,608	1,004,991
DIRECTV, Class A*	11,625	387,694
Discovery Communications, Inc., Class C*	451	11,960
DISH Network Corp., Class A	4,484	93,133
DreamWorks Animation SKG, Inc., Class A*	1,586	63,361
Gannett Co., Inc.	5,014	74,458
Interactive Data Corp.	425	10,752
Interpublic Group of Cos., Inc.*	10,286	75,911
Lamar Advertising Co., Class A*	1,252	38,925
Liberty Global, Inc., Class A*	6,056	132,687
Liberty Media Corp. - Starz*	1,162	53,626
Liberty Media Corp., Capital Series, Class A*	1,770	42,267
Meredith Corp.	724	22,335
New York Times Co., Class A*	2,056	25,412
News Corp., Class A	51,124	699,887
Regal Entertainment Group, Class A	865	12,491
Scripps Networks Interactive, Inc., Class A	808	33,532
Time Warner Cable, Inc.	7,946	328,885
Time Warner, Inc.	26,784	780,486
Viacom, Inc., Class B*	12,259	364,460
Virgin Media, Inc.	6,599	111,061
Walt Disney Co.	41,565	1,340,471
Warner Music Group Corp.*	889	5,032
Washington Post Co., Class B	144	63,302

		6,131,390

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Multiline Retail (0.4%)
Big Lots, Inc.*	1,541	$44,658
Dollar General Corp.*	400	8,972
J.C. Penney Co., Inc.	4,908	130,602
Kohl’s Corp.*	419	22,596
Macy’s, Inc.	9,334	156,438
Sears Holdings Corp.*	1,091	91,044

		454,310

Specialty Retail (1.6%)
Abercrombie & Fitch Co., Class A	920	32,062
AutoNation, Inc.*	1,372	26,274
Barnes & Noble, Inc.	583	11,118
CarMax, Inc.*	1,367	33,150
Chico’s FAS, Inc.*	400	5,620
Foot Locker, Inc.	1,881	20,954
GameStop Corp., Class A*	448	9,829
Gap, Inc.	1,187	24,868
Home Depot, Inc.	35,474	1,026,263
Limited Brands, Inc.	1,864	35,863
Lowe’s Cos., Inc.	22,704	531,046
Office Depot, Inc.*	4,801	30,966
Penske Automotive Group, Inc.*	570	8,653
RadioShack Corp.	2,322	45,279
Sherwin-Williams Co.	300	18,495
Signet Jewelers Ltd.*	1,808	48,310
Tiffany & Co.	197	8,471
Williams-Sonoma, Inc.	1,200	24,936

		1,942,157

Textiles, Apparel & Luxury Goods (0.1%)
Phillips-Van Heusen Corp.	380	15,459
Polo Ralph Lauren Corp.	91	7,369
VF Corp.	1,572	115,133

		137,961

Total Consumer Discretionary		12,008,593

Consumer Staples (5.4%)
Beverages (0.9%)
Brown-Forman Corp., Class B	342	18,321
Central European Distribution Corp.*	1,378	39,149
Coca-Cola Co.	11,117	633,669
Coca-Cola Enterprises, Inc.	1,030	21,836
Constellation Brands, Inc., Class A*	4,240	67,543
Dr. Pepper Snapple Group, Inc.	5,623	159,131
Molson Coors Brewing Co., Class B	2,810	126,900
Pepsi Bottling Group, Inc.	565	21,187
PepsiAmericas, Inc.	1,202	35,171

		1,122,907

Food & Staples Retailing (0.9%)
BJ’s Wholesale Club, Inc.*	961	31,434
CVS Caremark Corp.	22,719	731,779
Kroger Co.	2,167	44,489
Rite Aid Corp.*	12,512	18,893
Safeway, Inc.	9,394	199,998

	Number of Shares	Value (Note 1)

SUPERVALU, Inc.	4,713	$59,902
Whole Foods Market, Inc.*	357	9,800

		1,096,295

Food Products (2.1%)
Archer-Daniels-Midland Co.	6,244	195,500
Bunge Ltd.	2,972	189,703
Campbell Soup Co.	1,337	45,191
ConAgra Foods, Inc.	10,131	233,520
Corn Products International, Inc.	1,635	47,791
Del Monte Foods Co.	4,271	48,433
Flowers Foods, Inc.	332	7,888
General Mills, Inc.	4,334	306,890
H.J. Heinz Co.	1,354	57,897
Hershey Co.	1,379	49,354
Hormel Foods Corp.	1,394	53,599
J.M. Smucker Co.	2,621	161,847
Kraft Foods, Inc., Class A	32,985	896,532
Ralcorp Holdings, Inc.*	1,284	76,668
Sara Lee Corp.	11,602	141,312
Smithfield Foods, Inc.*	2,803	42,578
Tyson Foods, Inc., Class A	6,522	80,025

		2,634,728

Household Products (1.2%)
Clorox Co.	360	21,960
Energizer Holdings, Inc.*	242	14,830
Kimberly-Clark Corp.	1,163	74,095
Procter & Gamble Co.	22,502	1,364,296

		1,475,181

Personal Products (0.1%)
Alberto-Culver Co.	304	8,904
Mead Johnson Nutrition Co., Class A	2,374	103,744
NBTY, Inc.*	388	16,893

		129,541

Tobacco (0.2%)
Lorillard, Inc.	441	35,382
Reynolds American, Inc.	3,792	200,862

		236,244

Total Consumer Staples		6,694,896

Energy (18.2%)
Energy Equipment & Services (2.5%)
Atwood Oceanics, Inc.*	181	6,489
Baker Hughes, Inc.	7,012	283,846
BJ Services Co.	6,440	119,784
Cameron International Corp.*	400	16,720
Exterran Holdings, Inc.*	718	15,401
Halliburton Co.	20,173	607,006
Helix Energy Solutions Group, Inc.*	2,183	25,650
Helmerich & Payne, Inc.	1,621	64,645
Nabors Industries Ltd.*	6,243	136,659
National Oilwell Varco, Inc.	9,366	412,947
Oil States International, Inc.*	1,089	42,787
Patterson-UTI Energy, Inc.	2,809	43,118
Pride International, Inc.*	2,016	64,331

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Rowan Cos., Inc.*	2,166	$49,038
Schlumberger Ltd.	14,593	949,858
SEACOR Holdings, Inc.*	438	33,398
Seahawk Drilling, Inc.*	95	2,141
Smith International, Inc.	2,275	61,812
Superior Energy Services, Inc.*	1,666	40,467
Tidewater, Inc.	1,164	55,814
Unit Corp.*	862	36,635

		3,068,546

Oil, Gas & Consumable Fuels (15.7%)
Anadarko Petroleum Corp.	11,204	699,354
Apache Corp.	7,538	777,695
Arch Coal, Inc.	3,794	84,417
Cabot Oil & Gas Corp.	2,434	106,098
Chesapeake Energy Corp.	14,153	366,280
Chevron Corp.	44,857	3,453,540
Cimarex Energy Co.	1,827	96,776
Comstock Resources, Inc.*	952	38,623
Concho Resources, Inc.*	1,689	75,836
ConocoPhillips	33,142	1,692,562
Continental Resources, Inc.*	367	15,741
Denbury Resources, Inc.*	5,384	79,683
Devon Energy Corp.	9,894	727,209
El Paso Corp.	11,272	110,804
Encore Acquisition Co.*	1,245	59,785
EOG Resources, Inc.	5,611	545,950
EXCO Resources, Inc.	309	6,560
Exxon Mobil Corp.	81,048	5,526,663
Forest Oil Corp.*	1,496	33,286
Frontier Oil Corp.	483	5,815
Frontline Ltd.	1,081	29,533
Hess Corp.	6,501	393,310
Marathon Oil Corp.	15,883	495,867
Mariner Energy, Inc.*	272	3,158
Massey Energy Co.	412	17,308
Murphy Oil Corp.	4,298	232,952
Newfield Exploration Co.*	2,958	142,664
Noble Energy, Inc.	3,872	275,764
Occidental Petroleum Corp.	18,179	1,478,862
Overseas Shipholding Group, Inc.	459	20,173
Pioneer Natural Resources Co.	2,501	120,473
Plains Exploration & Production Co.*	1,361	37,645
Range Resources Corp.	2,950	147,057
SandRidge Energy, Inc.*	3,476	32,779
Southern Union Co.	2,377	53,958
Spectra Energy Corp.	14,559	298,605
St. Mary Land & Exploration Co.	974	33,350
Sunoco, Inc.	2,541	66,320
Teekay Corp.	524	12,162
Tesoro Corp.	1,809	24,512
Valero Energy Corp.	12,788	214,199
Whiting Petroleum Corp.*	1,126	80,453
Williams Cos., Inc.	13,104	276,232
XTO Energy, Inc.	13,015	605,588

		19,595,601

Total Energy		22,664,147

	Number of Shares	Value (Note 1)

Financials (23.4%)
Capital Markets (3.2%)
Ameriprise Financial, Inc.	5,199	$201,825
Bank of New York Mellon Corp.	21,368	597,663
BlackRock, Inc.	532	123,530
Federated Investors, Inc., Class B	197	5,418
Franklin Resources, Inc.	1,864	196,372
Goldman Sachs Group, Inc.	10,556	1,782,275
Invesco Ltd.	8,479	199,172
Investment Technology Group, Inc.*	817	16,095
Janus Capital Group, Inc.	515	6,927
Jefferies Group, Inc.*	565	13,408
Legg Mason, Inc.	3,676	110,868
Morgan Stanley	23,377	691,959
Raymond James Financial, Inc.	2,135	50,749

		3,996,261

Commercial Banks (4.8%)
Associated Banc-Corp	2,721	29,958
BancorpSouth, Inc.	1,837	43,096
Bank of Hawaii Corp.	1,062	49,978
BB&T Corp.	15,478	392,677
BOK Financial Corp.	253	12,022
CapitalSource, Inc.	4,407	17,496
City National Corp./California	985	44,916
Comerica, Inc.	3,445	101,869
Commerce Bancshares, Inc./Missouri	957	37,055
Cullen/Frost Bankers, Inc.	1,167	58,350
Fifth Third Bancorp	17,585	171,454
First Citizens BancShares, Inc./North Carolina, Class A	144	23,617
First Horizon National Corp.*	4,573	61,272
Fulton Financial Corp.	3,812	33,241
Huntington Bancshares, Inc./Ohio	15,293	55,819
KeyCorp	19,507	108,264
M&T Bank Corp.	1,755	117,392
Marshall & Ilsley Corp.	11,246	61,291
PNC Financial Services Group, Inc.	10,318	544,687
Popular, Inc.	13,779	31,140
Regions Financial Corp.	25,585	135,345
SunTrust Banks, Inc.	11,012	223,433
Synovus Financial Corp.	8,139	16,685
TCF Financial Corp.	2,708	36,883
U.S. Bancorp	42,570	958,251
Valley National Bancorp	3,621	51,165
Wells Fargo & Co.	90,724	2,448,641
Whitney Holding Corp./Louisiana	2,126	19,368
Wilmington Trust Corp.	1,448	17,868
Zions Bancorp.	2,945	37,784

		5,941,017

Consumer Finance (1.1%)
American Express Co.	18,594	753,429
AmeriCredit Corp.*	1,313	24,999
Capital One Financial Corp.	7,311	280,304
Discover Financial Services	11,805	173,652
SLM Corp.*	8,495	95,739
Student Loan Corp.	136	6,333

		1,334,456

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Diversified Financial Services (6.6%)
Bank of America Corp.	193,622	$2,915,947
Citigroup, Inc.	340,111	1,125,768
CME Group, Inc.	1,378	462,939
Interactive Brokers Group, Inc., Class A*	862	15,275
JPMorgan Chase & Co.	84,090	3,504,030
Leucadia National Corp.*	2,542	60,474
NASDAQ OMX Group, Inc.*	1,626	32,227
NYSE Euronext	4,313	109,119

		8,225,779

Insurance (4.4%)
Alleghany Corp.*	151	41,676
Allied World Assurance Co. Holdings Ltd./Bermuda	1,119	51,552
Allstate Corp.	12,076	362,763
American Financial Group, Inc./Ohio	1,897	47,330
American International Group, Inc.*	1,614	48,388
American National Insurance Co.	412	49,209
Aon Corp.	6,282	240,852
Arch Capital Group Ltd.*	1,077	77,059
Arthur J. Gallagher & Co.	155	3,489
Aspen Insurance Holdings Ltd.	1,824	46,421
Assurant, Inc.	2,602	76,707
Axis Capital Holdings Ltd.	2,203	62,587
Brown & Brown, Inc.	682	12,256
Chubb Corp.	7,915	389,260
Cincinnati Financial Corp.	3,190	83,706
CNA Financial Corp.*	297	7,128
Endurance Specialty Holdings Ltd.	675	25,130
Erie Indemnity Co., Class A	226	8,819
Everest Reinsurance Group Ltd.	1,372	117,553
Fidelity National Financial, Inc., Class A	4,285	57,676
First American Corp.	2,267	75,060
Genworth Financial, Inc., Class A*	6,064	68,826
Hanover Insurance Group, Inc.	1,074	47,718
Hartford Financial Services Group, Inc.	8,588	199,757
HCC Insurance Holdings, Inc.	2,478	69,310
Lincoln National Corp.	4,816	119,822
Loews Corp.	7,265	264,083
Markel Corp.*	224	76,160
Marsh & McLennan Cos., Inc.	10,928	241,290
MBIA, Inc.*	2,842	11,311
Mercury General Corp.	584	22,928
MetLife, Inc.	12,984	458,984
Old Republic International Corp.	5,137	51,575
OneBeacon Insurance Group Ltd., Class A	519	7,152
PartnerReinsurance Ltd.	1,602	119,605
Progressive Corp.*	13,507	242,991
Protective Life Corp.	1,878	31,081
Prudential Financial, Inc.	4,941	245,864
Reinsurance Group of America, Inc.	1,485	70,760

	Number of Shares	Value (Note 1)

RenaissanceReinsurance Holdings Ltd.	1,350	$71,753
StanCorp Financial Group, Inc.	1,096	43,862
Torchmark Corp.	1,839	80,824
Transatlantic Holdings, Inc.	607	31,631
Travelers Cos., Inc.	12,224	609,489
Unitrin, Inc.	919	20,264
Unum Group	7,325	142,984
Validus Holdings Ltd.	1,763	47,495
W.R. Berkley Corp.	2,097	51,670
Wesco Financial Corp.	68	23,324
White Mountains Insurance Group Ltd.	161	53,558
XL Capital Ltd., Class A	7,564	138,648

		5,549,340

Real Estate Investment Trusts (REITs) (2.8%)
Alexandria Real Estate Equities, Inc. (REIT)	786	50,532
AMB Property Corp. (REIT)	3,311	84,596
Annaly Capital Management, Inc. (REIT)	12,045	208,981
Apartment Investment & Management Co. (REIT), Class A	2,532	40,309
AvalonBay Communities, Inc. (REIT)	1,844	151,411
Boston Properties, Inc. (REIT)	3,121	209,325
Brandywine Realty Trust (REIT)	2,793	31,840
BRE Properties, Inc. (REIT)	1,354	44,790
Camden Property Trust (REIT)	1,500	63,555
Chimera Investment Corp. (REIT)	14,348	55,670
Corporate Office Properties Trust/Maryland (REIT)	1,252	45,861
Douglas Emmett, Inc. (REIT)	2,633	37,520
Duke Realty Corp. (REIT)	4,763	57,966
Equity Residential (REIT)	6,045	204,200
Essex Property Trust, Inc. (REIT)	629	52,616
Federal Realty Investment Trust (REIT)	1,110	75,169
HCP, Inc. (REIT)	3,945	120,480
Health Care REIT, Inc. (REIT)	1,348	59,743
Hospitality Properties Trust (REIT)	2,610	61,883
Host Hotels & Resorts, Inc. (REIT)*	13,690	159,762
HRPT Properties Trust (REIT)	4,791	30,998
Kimco Realty Corp. (REIT)	8,622	116,656
Liberty Property Trust (REIT)	2,443	78,200
Macerich Co. (REIT)	2,107	75,747
Mack-Cali Realty Corp. (REIT)	1,695	58,596
Nationwide Health Properties, Inc. (REIT)	734	25,822
Plum Creek Timber Co., Inc. (REIT)	2,275	85,904
ProLogis (REIT)	10,507	143,841
Rayonier, Inc. (REIT)	970	40,895
Realty Income Corp. (REIT)	2,403	62,262
Regency Centers Corp. (REIT)	2,092	73,346
Senior Housing Properties Trust (REIT)	2,999	65,588

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Simon Property Group, Inc. (REIT)	3,134	$250,093
SL Green Realty Corp. (REIT)	1,691	84,956
Taubman Centers, Inc. (REIT)	1,149	41,261
UDR, Inc. (REIT)	3,227	53,052
Ventas, Inc. (REIT)	3,620	158,339
Vornado Realty Trust (REIT)	3,469	242,622
Weingarten Realty Investors (REIT)	2,235	44,231

		3,548,618

Real Estate Management & Development (0.1%)
Forest City Enterprises, Inc., Class A*	2,377	28,001
Jones Lang LaSalle, Inc.	911	55,025

		83,026

Thrifts & Mortgage Finance (0.4%)
First Niagara Financial Group, Inc.	3,994	55,557
Hudson City Bancorp, Inc.	4,481	61,524
New York Community Bancorp, Inc.	9,480	137,555
People’s United Financial, Inc.	7,644	127,655
TFS Financial Corp.	1,601	19,436
Washington Federal, Inc.	2,439	47,170

		448,897

Total Financials		29,127,394

Health Care (8.9%)
Health Care Equipment & Supplies (0.6%)
Boston Scientific Corp.*	21,488	193,392
CareFusion Corp.*	3,909	97,764
Cooper Cos., Inc.	942	35,909
Hill-Rom Holdings, Inc.	800	19,192
Hologic, Inc.*	4,992	72,384
Inverness Medical Innovations, Inc.*	937	38,895
Kinetic Concepts, Inc.*	817	30,760
Teleflex, Inc.	502	27,053
Zimmer Holdings, Inc.*	4,800	283,728

		799,077

Health Care Providers & Services (2.2%)
Aetna, Inc.	7,922	251,128
AmerisourceBergen Corp.	805	20,986
Brookdale Senior Living, Inc.*	911	16,571
Cardinal Health, Inc.	8,118	261,724
CIGNA Corp.	5,686	200,545
Community Health Systems, Inc.*	1,026	36,526
Coventry Health Care, Inc.*	2,287	55,551
Emdeon, Inc., Class A*	200	3,050
Health Net, Inc.*	2,496	58,132
Humana, Inc.*	2,514	110,340
LifePoint Hospitals, Inc.*	1,322	42,978
Lincare Holdings, Inc.*	257	9,540
McKesson Corp.	3,056	191,000
MEDNAX, Inc.*	689	41,416
Omnicare, Inc.	1,485	35,907
Tenet Healthcare Corp.*	3,324	17,916
UnitedHealth Group, Inc.	26,677	813,115

	Number of Shares	Value (Note 1)

Universal Health Services, Inc., Class B	1,998	$60,939
WellPoint, Inc.*	9,486	552,939

		2,780,303

Health Care Technology (0.1%)
IMS Health, Inc.	3,025	63,706

Life Sciences Tools & Services (0.4%)
Charles River Laboratories International, Inc.*	457	15,397
Life Technologies Corp.*	465	24,287
PerkinElmer, Inc.	1,992	41,015
Thermo Fisher Scientific, Inc.*	8,632	411,660

		492,359

Pharmaceuticals (5.6%)
Bristol-Myers Squibb Co.	16,724	422,281
Eli Lilly and Co.	10,844	387,239
Endo Pharmaceuticals Holdings, Inc.*	2,673	54,823
Forest Laboratories, Inc.*	6,698	215,073
Johnson & Johnson	13,916	896,330
King Pharmaceuticals, Inc.*	5,325	65,338
Merck & Co., Inc.	41,907	1,531,282
Mylan, Inc.*	1,875	34,556
Pfizer, Inc.	180,413	3,281,712
Watson Pharmaceuticals, Inc.*	2,325	92,093

		6,980,727

Total Health Care		11,116,172

Industrials (10.5%)
Aerospace & Defense (1.9%)
BE Aerospace, Inc.*	1,023	24,040
Boeing Co.	14,924	807,836
General Dynamics Corp.	7,064	481,553
ITT Corp.	3,644	181,253
L-3 Communications Holdings, Inc.	2,668	231,983
Northrop Grumman Corp.	6,443	359,842
Raytheon Co.	2,034	104,792
Spirit AeroSystems Holdings, Inc., Class A*	1,519	30,167
United Technologies Corp.	1,584	109,945

		2,331,411

Air Freight & Logistics (0.5%)
FedEx Corp.	6,969	581,563
UTi Worldwide, Inc.	46	659

		582,222

Airlines (0.1%)
Southwest Airlines Co.	11,334	129,548

Building Products (0.1%)
Armstrong World Industries, Inc.*	285	11,095
Masco Corp.	4,068	56,179
Owens Corning, Inc.*	1,017	26,076
USG Corp.*	867	12,181

		105,531

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Commercial Services & Supplies (0.5%)
Avery Dennison Corp.	1,989	$72,578
Cintas Corp.	2,342	61,009
Corrections Corp. of America*	2,216	54,403
Covanta Holding Corp.*	2,734	49,458
Pitney Bowes, Inc.	4,540	103,330
R.R. Donnelley & Sons Co.	3,437	76,542
Republic Services, Inc.	4,902	138,776
Waste Connections, Inc.*	415	13,836
Waste Management, Inc.	1,133	38,307

		608,239

Construction & Engineering (0.2%)
KBR, Inc.	3,742	71,098
Quanta Services, Inc.*	4,558	94,989
Shaw Group, Inc.*	345	9,919
URS Corp.*	1,568	69,807

		245,813

Electrical Equipment (0.2%)
A123 Systems, Inc.*	400	8,976
General Cable Corp.*	1,103	32,450
Hubbell, Inc., Class B	1,088	51,463
Rockwell Automation, Inc.	2,956	138,873
Roper Industries, Inc.	309	16,182
Thomas & Betts Corp.*	832	29,777

		277,721

Industrial Conglomerates (3.0%)
Carlisle Cos., Inc.	939	32,170
General Electric Co.	236,924	3,584,660
Textron, Inc.	6,006	112,973

		3,729,803

Machinery (2.3%)
AGCO Corp.*	2,028	65,586
Bucyrus International, Inc.	1,297	73,112
Caterpillar, Inc.	6,784	386,620
Crane Co.	546	16,718
Cummins, Inc.	3,040	139,414
Danaher Corp.	2,208	166,042
Deere & Co.	7,173	387,988
Dover Corp.	1,214	50,515
Eaton Corp.	3,741	238,002
Gardner Denver, Inc.	1,164	49,528
Graco, Inc.	656	18,742
Harsco Corp.	438	14,117
IDEX Corp.	701	21,836
Illinois Tool Works, Inc.	10,086	484,027
Joy Global, Inc.	309	15,941
Kennametal, Inc.	1,739	45,075
Lincoln Electric Holdings, Inc.	952	50,894
Manitowoc Co., Inc.	2,769	27,607
Oshkosh Corp.	1,960	72,579
PACCAR, Inc.	608	22,052
Parker Hannifin Corp.	3,600	193,968
Pentair, Inc.	1,520	49,096
Snap-On, Inc.	903	38,161
SPX Corp.	1,055	57,708
Stanley Works	1,760	90,658
Terex Corp.*	2,282	45,206

	Number of Shares	Value (Note 1)

Timken Co.	2,062	$48,890
Trinity Industries, Inc.	1,704	29,718

		2,899,800

Marine (0.1%)
Alexander & Baldwin, Inc.	871	29,815
Kirby Corp.*	952	33,158

		62,973

Professional Services (0.1%)
Equifax, Inc.	626	19,337
Manpower, Inc.	1,748	95,406
Monster Worldwide, Inc.*	1,126	19,592
Verisk Analytics, Inc., Class A*	500	15,140

		149,475

Road & Rail (1.5%)
Burlington Northern Santa Fe Corp.	5,870	578,900
Con-way, Inc.	686	23,948
CSX Corp.	8,768	425,160
Hertz Global Holdings, Inc.*	4,000	47,680
Kansas City Southern*	1,091	36,319
Norfolk Southern Corp.	7,178	376,271
Ryder System, Inc.	1,258	51,792
Union Pacific Corp.	5,240	334,836

		1,874,906

Trading Companies & Distributors (0.0%)
GATX Corp.	583	16,761
WESCO International, Inc.*	470	12,695

		29,456

Total Industrials		13,026,898

Information Technology (5.1%)
Communications Equipment (0.5%)
Brocade Communications Systems, Inc.*	5,823	44,429
Ciena Corp.*	1,779	19,284
CommScope, Inc.*	2,047	54,307
EchoStar Corp., Class A*	776	15,629
Harris Corp.	676	32,144
JDS Uniphase Corp.*	2,177	17,960
Motorola, Inc.*	48,341	375,126
Tellabs, Inc.*	8,510	48,337

		607,216

Computers & Peripherals (1.3%)
Diebold, Inc.	271	7,710
EMC Corp.*	40,488	707,325
Hewlett-Packard Co.	12,162	626,465
Lexmark International, Inc., Class A*	1,673	43,464
SanDisk Corp.*	2,542	73,693
Seagate Technology	1,049	19,081
Sun Microsystems, Inc.*	16,570	155,261
Teradata Corp.*	727	22,850
Western Digital Corp.*	460	20,309

		1,676,158

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Electronic Equipment, Instruments & Components (0.4%)
Arrow Electronics, Inc.*	1,474	$43,645
Avnet, Inc.*	2,149	64,814
AVX Corp.	791	10,022
Corning, Inc.	5,202	100,451
Ingram Micro, Inc., Class A*	3,499	61,057
Itron, Inc.*	126	8,514
Jabil Circuit, Inc.	2,016	35,018
Molex, Inc.	2,598	55,987
Tech Data Corp.*	1,110	51,793
Vishay Intertechnology, Inc.*	3,167	26,444

		457,745

Internet Software & Services (0.5%)
AOL, Inc.*	2,434	56,664
eBay, Inc.*	19,276	453,757
IAC/InterActiveCorp*	1,163	23,818
Yahoo!, Inc.*	1,621	27,200

		561,439

IT Services (0.4%)
Affiliated Computer Services, Inc., Class A*	832	49,662
Amdocs Ltd.*	3,575	101,995
Broadridge Financial Solutions, Inc.	1,149	25,921
Computer Sciences Corp.*	3,382	194,566
Convergys Corp.*	1,795	19,296
DST Systems, Inc.*	103	4,486
Fidelity National Information Services, Inc.	2,981	69,875
SAIC, Inc.*	2,305	43,657
Total System Services, Inc.	965	16,665

		526,123

Office Electronics (0.1%)
Xerox Corp.	19,106	161,637
Zebra Technologies Corp., Class A*	223	6,324

		167,961

Semiconductors & Semiconductor Equipment (1.7%)
Advanced Micro Devices, Inc.*	5,718	55,350
Applied Materials, Inc.	29,932	417,252
Atmel Corp.*	9,680	44,625
Cypress Semiconductor Corp.*	270	2,851
Fairchild Semiconductor International, Inc.*	2,644	26,414
Integrated Device Technology, Inc.*	2,813	18,200
Intel Corp.	47,991	979,017
International Rectifier Corp.*	833	18,426
Intersil Corp., Class A	1,348	20,678
KLA-Tencor Corp.	3,886	140,518
LSI Corp.*	14,994	90,114
Marvell Technology Group Ltd.*	1,081	22,431
Maxim Integrated Products, Inc.	1,068	21,680
Microchip Technology, Inc.	367	10,665
Micron Technology, Inc.*	15,459	163,247
Novellus Systems, Inc.*	867	20,236
PMC-Sierra, Inc.*	4,811	41,663

		2,093,367

	Number of Shares	Value (Note 1)

Software (0.2%)
Activision Blizzard, Inc.*	5,468	$60,750
Autodesk, Inc.*	1,541	39,157
CA, Inc.	1,907	42,831
Compuware Corp.*	5,151	37,242
Novell, Inc.*	4,014	16,658
Nuance Communications, Inc.*	448	6,962
Rovi Corp.*	689	21,958
Synopsys, Inc.*	1,183	26,357

		251,915

Total Information Technology		6,341,924

Materials (4.1%)
Chemicals (1.8%)
Air Products & Chemicals, Inc.	3,072	249,016
Airgas, Inc.	1,779	84,681
Albemarle Corp.	1,869	67,976
Ashland, Inc.	1,651	65,413
Cabot Corp.	1,400	36,722
CF Industries Holdings, Inc.	400	36,312
Cytec Industries, Inc.	1,026	37,367
Dow Chemical Co.	24,924	688,650
E.I. du Pont de Nemours & Co.	13,642	459,326
Eastman Chemical Co.	1,612	97,107
FMC Corp.	216	12,044
Huntsman Corp.	3,456	39,018
International Flavors & Fragrances, Inc.	113	4,649
Intrepid Potash, Inc.*	134	3,909
Lubrizol Corp.	224	16,341
PPG Industries, Inc.	3,713	217,359
RPM International, Inc.	1,322	26,876
Terra Industries, Inc.	711	22,887
Valhi, Inc.	23	321
Valspar Corp.	2,215	60,115

		2,226,089

Construction Materials (0.2%)
Martin Marietta Materials, Inc.	608	54,361
Vulcan Materials Co.	2,744	144,527

		198,888

Containers & Packaging (0.4%)
AptarGroup, Inc.	1,444	51,608
Ball Corp.	773	39,964
Bemis Co., Inc.	2,325	68,936
Greif, Inc., Class A	701	37,840
Owens-Illinois, Inc.*	702	23,075
Packaging Corp. of America	1,998	45,974
Pactiv Corp.*	541	13,060
Sealed Air Corp.	3,564	77,909
Sonoco Products Co.	2,131	62,332
Temple-Inland, Inc.	2,294	48,426

		469,124

Metals & Mining (1.3%)
AK Steel Holding Corp.	2,335	49,852
Alcoa, Inc.	11,617	187,266
Allegheny Technologies, Inc.	2,149	96,211
Carpenter Technology Corp.	952	25,657
Cliffs Natural Resources, Inc.	2,635	121,447

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Commercial Metals Co.	2,370	$37,091
Compass Minerals International, Inc.	322	21,635
Freeport-McMoRan Copper & Gold, Inc.*	3,649	292,978
Nucor Corp.	7,128	332,521
Reliance Steel & Aluminum Co.	1,529	66,083
Royal Gold, Inc.	541	25,481
Schnitzer Steel Industries, Inc., Class A	124	5,915
Southern Copper Corp.	1,033	33,996
Steel Dynamics, Inc.	4,650	82,398
Titanium Metals Corp.*	1,815	22,724
United States Steel Corp.	3,223	177,652

		1,578,907

Paper & Forest Products (0.4%)
International Paper Co.	9,589	256,793
MeadWestvaco Corp.	3,717	106,418
Weyerhaeuser Co.	4,787	206,511

		569,722

Total Materials		5,042,730

Telecommunication Services (5.6%)
Diversified Telecommunication Services (5.1%)
AT&T, Inc.	132,000	3,699,960
CenturyTel, Inc.	6,596	238,841
Clearwire Corp., Class A*	1,390	9,396
Frontier Communications Corp.	3,780	29,522
Level 3 Communications, Inc.*	34,933	53,448
Qwest Communications International, Inc.	32,680	137,583
Verizon Communications, Inc.	63,607	2,107,300
Windstream Corp.	5,758	63,280

		6,339,330

Wireless Telecommunication Services (0.5%)
Crown Castle International Corp.*	4,247	165,803
Leap Wireless International, Inc.*	250	4,388
NII Holdings, Inc.*	3,587	120,451
Sprint Nextel Corp.*	64,463	235,935
Telephone & Data Systems, Inc.	1,948	66,076
U.S. Cellular Corp.*	345	14,631

		607,284

Total Telecommunication Services		6,946,614

Utilities (6.9%)
Electric Utilities (3.4%)
Allegheny Energy, Inc.	1,380	32,403
American Electric Power Co., Inc.	10,756	374,201
DPL, Inc.	2,193	60,527
Duke Energy Corp.	28,971	498,591
Edison International	7,378	256,607
Entergy Corp.	4,387	359,032
Exelon Corp.	13,491	659,305
FirstEnergy Corp.	6,911	321,016
FPL Group, Inc.	8,061	425,782
Great Plains Energy, Inc.	2,944	57,084

	Number of Shares	Value (Note 1)

Hawaiian Electric Industries, Inc.	1,921	$40,149
Northeast Utilities	3,942	101,664
NV Energy, Inc.	2,861	35,419
Pepco Holdings, Inc.	4,887	82,346
Pinnacle West Capital Corp.	2,196	80,330
Progress Energy, Inc.	6,173	253,155
Southern Co.	17,554	584,899
Westar Energy, Inc.	2,364	51,346

		4,273,856

Gas Utilities (0.5%)
AGL Resources, Inc.	1,706	62,218
Atmos Energy Corp.	2,149	63,180
Energen Corp.	1,600	74,880
National Fuel Gas Co.	1,541	77,050
ONEOK, Inc.	2,321	103,447
Questar Corp.	3,902	162,206
UGI Corp.	2,299	55,613

		598,594

Independent Power Producers & Energy Traders (0.3%)
AES Corp.*	2,824	37,587
Calpine Corp.*	3,297	36,267
Constellation Energy Group, Inc.	576	20,258
Dynegy, Inc., Class A*	10,747	19,452
Mirant Corp.*	3,089	47,169
NRG Energy, Inc.*	5,860	138,355
RRI Energy, Inc.*	7,546	43,163

		342,251

Multi-Utilities (2.7%)
Alliant Energy Corp.	2,572	77,829
Ameren Corp.	5,197	145,256
CenterPoint Energy, Inc.	1,298	18,834
CMS Energy Corp.	4,913	76,938
Consolidated Edison, Inc.	6,247	283,801
Dominion Resources, Inc.	13,256	515,924
DTE Energy Co.	3,762	163,986
Integrys Energy Group, Inc.	1,291	54,209
MDU Resources Group, Inc.	4,255	100,418
NiSource, Inc.	6,166	94,833
NSTAR	2,354	86,627
OGE Energy Corp.	2,135	78,760
PG&E Corp.	8,296	370,416
Public Service Enterprise Group, Inc.	11,370	378,052
SCANA Corp.	2,832	106,710
Sempra Energy	5,550	310,689
TECO Energy, Inc.	4,938	80,094
Vectren Corp.	1,748	43,141
Wisconsin Energy Corp.	2,575	128,312
Xcel Energy, Inc.	10,117	214,683

		3,329,512

Water Utilities (0.0%)
American Water Works Co., Inc.	1,434	32,136
Aqua America, Inc.	2,924	51,199

		83,335

Total Utilities		8,627,548

Total Common Stocks (97.7%) (Cost $107,846,398)		121,596,916

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Rights	Value (Note 1)

RIGHTS:
Telecommunication Services (0.0%)
Diversified Telecommunication Services (0.0%)
Clearwire Corp., expiring 6/21/10* (Cost $—)	1,390	$556

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (0.4%)
U.S. Treasury Bills 0.04%, 3/11/10 #(p)	$444,000	443,963

Time Deposit (1.7%)
JPMorgan Chase Nassau 0.000%, 1/4/10	2,135,051	2,135,051

Total Short-Term Investments (2.1%) (Cost/Amortized Cost $2,579,034)		2,579,014

Total Investments (99.8%) (Cost/Amortized Cost $110,425,432)		124,176,486
Other Assets Less Liabilities (0.2%)		268,410

Net Assets (100%)		$124,444,896

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $443,963.
(p)	Yield to maturity.

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	34	March-10	$1,860,355	$1,888,190	$27,835
S&P MidCap 400 E-Mini Index	7	March-10	487,740	507,430	19,690

					$47,525

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$12,008,593	$—	$—	$12,008,593
Consumer Staples	6,694,896	—	—	6,694,896
Energy	22,664,147	—	—	22,664,147
Financials	29,127,394	—	—	29,127,394
Health Care	11,116,172	—	—	11,116,172
Industrials	13,026,898	—	—	13,026,898
Information Technology	6,341,924	—	—	6,341,924
Materials	5,042,730	—	—	5,042,730
Telecommunication Services	6,946,614	—	—	6,946,614
Utilities	8,627,548	—	—	8,627,548
Futures	47,525	—	—	47,525
Rights
Telecommunication Services	556	—	—	556
Short-Term Investments	—	2,579,014	—	2,579,014

Total Assets	$121,644,997	$2,579,014	$—	$124,224,011

Total Liabilities	$—	$—	$—	$—

Total	$121,644,997	$2,579,014	$—	$124,224,011

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	47,525	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$47,525

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	3,189,466	—	—	3,189,466
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$3,189,466	$—	$—	$3,189,466

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(624)	—	—	(624)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(624)	$—	$—	$(624)

The Portfolio held futures contracts with an average notional balance of approximately $6,836,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,094,393,641
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$443,805,199

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,858,206
Aggregate gross unrealized depreciation	(1,562,918)

Net unrealized appreciation	$9,295,288

Federal income tax cost of investments	$114,881,198

The Portfolio has a net capital loss carryforward of $56,096,953 of which $50,050,032 expires in the year 2016, and $6,046,921 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $110,425,432)	$124,176,486
Cash	2,094
Receivable from Separate Accounts for Trust shares sold	279,529
Dividends, interest and other receivables	180,447
Other assets	2,057

Total assets	124,640,613

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	38,504
Investment management fees payable	36,681
Distribution fees payable - Class IB	25,875
Variation margin payable on futures contracts	25,281
Administrative fees payable	13,317
Trustees’ fees payable	545
Accrued expenses	55,514

Total liabilities	195,717

NET ASSETS	$124,444,896

Net assets were comprised of:
Paid in capital	$173,834,926
Accumulated undistributed net investment income (loss)	28
Accumulated undistributed net realized gain (loss) on investments and futures	(63,188,637)
Unrealized appreciation (depreciation) on investments and futures	13,798,579

Net assets	$124,444,896

Class IA
Net asset value, offering and redemption price per share, $1,746,253 / 374,784 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.66

Class IB
Net asset value, offering and redemption price per share, $122,698,643 / 26,411,642 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.65

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends	$12,163,785
Interest	963

Total income	12,164,748

EXPENSES
Investment management fees	1,644,841
Administrative fees	510,801
Distribution fees - Class IB	256,148
Printing and mailing expenses	142,293
Custodian fees	82,000
Professional fees	28,718
Trustees’ fees	13,045
Miscellaneous	16,295

Gross expenses	2,694,141
Less: Fees paid indirectly	(46,055)

Net expenses	2,648,086

NET INVESTMENT INCOME (LOSS)	9,516,662

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	227,440,717
Futures	3,189,466

Net realized gain (loss)	230,630,183

Change in unrealized appreciation (depreciation) on:
Securities	6,988,526
Futures	(624)

Net change in unrealized appreciation (depreciation)	6,987,902

NET REALIZED AND UNREALIZED GAIN (LOSS)	237,618,085

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$247,134,747

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,516,662	$2,068,368
Net realized gain (loss) on investments and futures	230,630,183	(134,239,678)
Net change in unrealized appreciation on investments and futures	6,987,902	13,427,799

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	247,134,747	(118,743,511)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(138,320)	(29,603)
Class IB	(9,506,628)	(2,030,783)

	(9,644,948)	(2,060,386)

Distributions from net realized capital gains
Class IA	—	(39,603)
Class IB	—	(4,078,807)

	—	(4,118,410)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(9,644,948)	(6,178,796)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 230,232,315 and 220,748 shares, respectively ]	874,311,638	1,565,604
Capital shares issued in reinvestment of dividends and distributions [ 30,129 and 12,441 shares, respectively ]	138,320	69,206
Capital shares repurchased [ (230,167,118) and (74,451) shares, respectively ]	(1,098,827,933)	(471,427)

Total Class IA transactions	(224,377,975)	1,163,383

Class IB
Capital shares sold [ 8,987,680 and 5,763,870 shares, respectively ]	36,126,193	40,159,723
Capital shares issued in reinvestment of dividends and distributions [ 2,076,824 and 1,045,594 shares, respectively ]	9,506,628	6,109,590
Capital shares repurchased [ (5,346,598) and (6,826,475) shares, respectively ]	(23,088,176)	(48,032,418)

Total Class IB transactions	22,544,645	(1,763,105)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(201,833,330)	(599,722)

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,656,469	(125,522,029)
NET ASSETS:
Beginning of year	88,788,427	214,310,456

End of year (a)	$124,444,896	$88,788,427

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$28	$6,046

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	2006	October 3, 2005* to December 31, 2005
Net asset value, beginning of period	$4.25	$10.32	$11.19	$10.45	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.12 (e)	0.03 (e)	0.03 (e)	0.01 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.73	(5.88)	(0.67)	0.71	0.47

Total from investment operations	0.82	(5.76)	(0.64)	0.74	0.48

Less distributions:
Dividends from net investment income	(0.41)	(0.11)	—	— #	(0.03)
Distributions from net realized gains	—	(0.20)	(0.23)	— #	—

Total dividends and distributions	(0.41)	(0.31)	(0.23)	— #	(0.03)

Net asset value, end of period	$4.66	$4.25	$10.32	$11.19	$10.45

Total return (b)	19.37%	(56.56)%	(5.70)%	7.12%	4.80%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,746	$1,187	$1,246	$112	$105
Ratio of expenses to average net assets:
After waivers (a)	0.50%	0.75%	0.75%	0.75%	0.75%
After waivers and fees paid indirectly (a)	0.49%	0.45%	0.72%	0.72%	0.74%
Before waivers and fees paid indirectly (a)	0.50%	0.83%	0.82%	0.84%	3.64%
Ratio of net investment income to average net assets:
After waivers (a)	2.03%	1.50%	0.28%	0.21%	0.35%
After waivers and fees paid indirectly (a)	2.04%	1.80%	0.30%	0.24%	0.36%
Before waivers and fees paid indirectly (a)	2.03%	1.42%	0.21%	0.12%	(2.54)%
Portfolio turnover rate	100%	82%	29%	9%	0%‡
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$—	$0.01	$0.01	$0.01	$0.07

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2009		2008		2007		2006		October 3, 2005* to December 31, 2005
Net asset value, beginning of period	$4.23		$10.29		$11.18		$10.47		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08	(e)	0.10	(e)	(0.01	)(e)	—	#(e)	—	#(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.73		(5.86)		(0.65)		0.71		0.47

Total from investment operations	0.81		(5.76)		(0.66)		0.71		0.47

Less distributions:
Dividends from net investment income	(0.39)		(0.10)		—		—	#	—	#
Distributions from net realized gains	—		(0.20)		(0.23)		—	#	—

Total dividends and distributions	(0.39)		(0.30)		(0.23)		—	#	—	#

Net asset value, end of period	$4.65		$4.23		$10.29		$11.18		$10.47

Total return (b)	19.34%		(56.75)%		(5.88)%		6.81%		4.74%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$122,699		$87,602		$213,065		$203,514		$32,087
Ratio of expenses to average net assets:
After waivers (a)	0.75	%(c)	1.00%		1.00%		1.00%		1.00%
After waivers and fees paid indirectly (a)	0.74	%(c)	0.70	%(c)	0.97	%(c)	0.97	%(c)	0.99%
Before waivers and fees paid indirectly (a)	0.75	%(c)	1.08%		1.07%		1.09%		3.89%
Ratio of net investment income to average net assets:
After waivers (a)	1.97%		1.16%		(0.07)%		(0.05)%		0.10%
After waivers and fees paid indirectly (a)	1.97%		1.37%		(0.05)%		(0.01)%		0.11%
Before waivers and fees paid indirectly (a)	1.97%		1.07%		(0.15)%		(0.14)%		(2.79)%
Portfolio turnover rate	100%		82%		29%		9%		0	%‡
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$—		$0.01		$0.01		$0.01		$0.07

*	Commencement of Operations.
#	Per share amount is less than $0.01.
‡	Amount is less than 1%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/LARGE CAP VALUE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Life Insurance Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	20.73%	(3.28)%	0.86%	2.55%
Portfolio – IB Shares	20.34	(3.58)	0.61	2.35
Russell 1000® Value Index	19.69	(0.25)	2.47	3.91

*   Date of inception 5/18/01. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 1/1/98

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 20.73% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 19.69% over the same period.

Asset Class Overview

Over the 12 months, large cap value stocks, as measured by the Russell 1000® Value Index, posted a gain of 19.69%. All of the sectors in the index delivered double-digit returns except telecommunications services and energy. The materials and information technology sectors were the strongest performing sectors in the index, followed by consumer discretionary.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	An underweight position relative to the benchmark in the Capital Equipment sector contributed to positive performance.

•	The Industrials, Consumer Discretionary and Telecommunications Services sectors contributed to relative returns on a positive basis.

•

Leading contributors to positive relative performance included Western Digital Corp. (Information Technology sector); Genworth Financial, Inc. and Deutsche Bank AG (Financial sector); News Corp. (Consumer Discretionary sector), and ExxonMobil Corp. (Energy sector).

What hurt performance during the year:

•	An underweight position to the Financial sector detracted from relative returns.

•	Stock selection was negative in the Energy and Industrial Resources sectors.

•

Leading detractors from relative performance included Apple Inc. (Information Technology sector); Bank of America Corp. and Wells Fargo and Co. (Financial sector), and Schering Plough Corp. (Health Care sector).

•	Not owning Google Inc. (Information Technology sector) while the benchmark did was detrimental to relative returns.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	20.7%
Energy	16.2
Consumer Discretionary	11.3
Information Technology	10.1
Industrials	9.9
Health Care	9.5
Consumer Staples	7.4
Telecommunication Services	5.7
Utilities	5.5
Materials	3.7
Cash and Other	—

100.0%

EQ/LARGE CAP VALUE PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,229.50	$3.48
Hypothetical (5% average return before expenses)	1,000.00	1,022.08	3.16
Class IB
Actual	1,000.00	1,228.80	4.89
Hypothetical (5% average return before expenses)	1,000.00	1,020.82	4.43

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.62% and 0.87%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.3%)
Auto Components (0.2%)
Autoliv, Inc.	42,900	$1,860,144
BorgWarner, Inc.	4,200	139,524
Federal Mogul Corp.*	7,300	126,290
Johnson Controls, Inc.	134,700	3,669,228
TRW Automotive Holdings Corp.*	21,900	522,972
WABCO Holdings, Inc.	3,600	92,844

		6,411,002

Automobiles (0.8%)
Ford Motor Co.*^	2,713,910	27,139,100
Harley-Davidson, Inc.^	118,100	2,976,120
Thor Industries, Inc.	8,600	270,040

		30,385,260

Distributors (0.1%)
Genuine Parts Co.	80,300	3,048,188

Diversified Consumer Services (0.0%)
Career Education Corp.*	2,700	62,937
Hillenbrand, Inc.	19,100	359,844
Service Corp. International	126,400	1,035,216
Weight Watchers International, Inc.	15,200	443,232

		1,901,229

Hotels, Restaurants & Leisure (0.4%)
Boyd Gaming Corp.*^	27,700	231,849
Carnival Corp.*	120,500	3,818,645
Choice Hotels International, Inc.	10,400	329,264
International Game Technology^	25,000	469,250
International Speedway Corp., Class A	15,100	429,595
Las Vegas Sands Corp.*^	36,600	546,804
Marriott International, Inc., Class A^	80,125	2,183,406
MGM MIRAGE*^	52,900	482,448
Penn National Gaming, Inc.*	33,600	913,248
Royal Caribbean Cruises Ltd.*^	45,500	1,150,240
Starwood Hotels & Resorts Worldwide, Inc.	78,700	2,878,059
Wendy’s/Arby’s Group, Inc., Class A	110,400	517,776
Wyndham Worldwide Corp.	50,000	1,008,500
Wynn Resorts Ltd.	33,800	1,968,174

		16,927,258

Household Durables (1.2%)
Black & Decker Corp.	30,300	1,964,349
D.R. Horton, Inc.^	490,200	5,328,474
Fortune Brands, Inc.	75,700	3,270,240
Garmin Ltd.^	219,400	6,735,580
Harman International Industries, Inc.	13,100	462,168
Jarden Corp.	44,200	1,366,222
KB Home^	35,600	487,008
Leggett & Platt, Inc.^	29,800	607,920
Lennar Corp., Class A	74,800	955,196
M.D.C. Holdings, Inc.	11,600	360,064

	Number of Shares	Value (Note 1)

Mohawk Industries, Inc.*	28,000	$1,332,800
Newell Rubbermaid, Inc.	117,200	1,759,172
NVR, Inc.*	16,100	11,442,431
Pulte Homes, Inc.*^	792,402	7,924,020
Toll Brothers, Inc.*	68,500	1,288,485
Whirlpool Corp.^	37,200	3,000,552

		48,284,681

Internet & Catalog Retail (0.1%)
Expedia, Inc.*	8,300	213,393
Liberty Media Corp. – Interactive, Class A*	300,400	3,256,336

		3,469,729

Leisure Equipment & Products (0.0%)
Hasbro, Inc.^	25,500	817,530
Mattel, Inc.	40,400	807,192

		1,624,722

Media (5.7%)
Cablevision Systems Corp. – New York Group, Class A	118,200	3,051,924
CBS Corp., Class B	857,600	12,049,280
Central European Media Enterprises Ltd., Class A*	17,300	408,453
Clear Channel Outdoor Holdings, Inc., Class A*^	20,400	211,956
Comcast Corp., Class A^	1,542,400	26,004,864
DIRECTV, Class A*^	261,146	8,709,219
Discovery Communications, Inc., Class C*	9,900	262,548
DISH Network Corp., Class A	101,300	2,104,001
DreamWorks Animation SKG, Inc., Class A*	36,500	1,458,175
Gannett Co., Inc.	117,100	1,738,935
Interactive Data Corp.	9,700	245,410
Interpublic Group of Cos., Inc.*	241,000	1,778,580
Lamar Advertising Co., Class A*	28,700	892,283
Liberty Global, Inc., Class A*	134,100	2,938,131
Liberty Media Corp. – Starz*	26,180	1,208,207
Liberty Media Corp., Capital Series, Class A*	40,400	964,752
Meredith Corp.^	17,100	527,535
New York Times Co., Class A*	48,700	601,932
News Corp., Class A	2,917,900	39,946,051
Regal Entertainment Group, Class A	19,500	281,580
Scripps Networks Interactive, Inc., Class A	17,900	742,850
Time Warner Cable, Inc.	659,013	27,276,548
Time Warner, Inc.	1,333,533	38,859,152
Viacom, Inc., Class B*	567,800	16,880,694
Virgin Media, Inc.^	145,300	2,445,399
Walt Disney Co.	935,740	30,177,615
Warner Music Group Corp.*	20,400	115,464
Washington Post Co., Class B	3,100	1,362,760

		223,244,298

Multiline Retail (0.4%)
Big Lots, Inc.*^	37,000	1,072,260
J.C. Penney Co., Inc.	112,100	2,982,981
Kohl’s Corp.*	9,700	523,121

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Macy’s, Inc.	629,300	$10,547,068
Sears Holdings Corp.*^	25,100	2,094,595

		17,220,025

Specialty Retail (2.1%)
Abercrombie & Fitch Co., Class A^	22,300	777,155
AutoNation, Inc.*^	33,100	633,865
Barnes & Noble, Inc.^	14,800	282,236
CarMax, Inc.*^	32,200	780,850
Chico’s FAS, Inc.*	5,500	77,275
Foot Locker, Inc.	43,700	486,818
GameStop Corp., Class A*^	10,000	219,400
Gap, Inc.	28,100	588,695
Home Depot, Inc.	1,009,500	29,204,835
Limited Brands, Inc.	268,200	5,160,168
Lowe’s Cos., Inc.	1,147,700	26,844,703
Office Depot, Inc.*	1,110,100	7,160,145
Penske Automotive Group, Inc.*^	12,200	185,196
RadioShack Corp.	54,700	1,066,650
Sherwin-Williams Co.^	7,300	450,045
Signet Jewelers Ltd.*	42,900	1,146,288
Tiffany & Co.	5,200	223,600
TJX Cos., Inc.	157,600	5,760,280
Williams-Sonoma, Inc.^	28,300	588,074

		81,636,278

Textiles, Apparel & Luxury Goods (0.3%)
Jones Apparel Group, Inc.	513,500	8,246,810
Phillips-Van Heusen Corp.	9,200	374,256
Polo Ralph Lauren Corp.	1,600	129,568
VF Corp.	34,600	2,534,104

		11,284,738

Total Consumer Discretionary		445,437,408

Consumer Staples (7.4%)
Beverages (1.6%)
Brown-Forman Corp., Class B	7,700	412,489
Central European Distribution Corp.*	25,200	715,932
Coca-Cola Co.	497,900	28,380,300
Coca-Cola Enterprises, Inc.	353,400	7,492,080
Constellation Brands, Inc., Class A*	369,000	5,878,170
Dr. Pepper Snapple Group, Inc.	127,900	3,619,570
Molson Coors Brewing Co., Class B	60,800	2,745,728
Pepsi Bottling Group, Inc.	14,200	532,500
PepsiAmericas, Inc.	28,500	833,910
PepsiCo, Inc.	193,700	11,776,960

		62,387,639

Food & Staples Retailing (1.0%)
BJ’s Wholesale Club, Inc.*^	22,700	742,517
CVS Caremark Corp.	509,900	16,423,879
Kroger Co.	51,600	1,059,348
Rite Aid Corp.*^	294,600	444,846
Safeway, Inc.	214,600	4,568,834
SUPERVALU, Inc.	513,400	6,525,314

	Number of Shares	Value (Note 1)

Wal-Mart Stores, Inc.	173,100	$9,252,195
Whole Foods Market, Inc.*^	8,800	241,560

		39,258,493

Food Products (2.4%)
Archer-Daniels-Midland Co.	545,600	17,082,736
Bunge Ltd.^	224,000	14,297,920
Campbell Soup Co.^	31,800	1,074,840
ConAgra Foods, Inc.	225,300	5,193,165
Corn Products International, Inc.	37,600	1,099,048
Del Monte Foods Co.	99,600	1,129,464
Flowers Foods, Inc.^	6,700	159,192
General Mills, Inc.	97,500	6,903,975
H.J. Heinz Co.	30,100	1,287,076
Hershey Co.^	32,400	1,159,596
Hormel Foods Corp.	31,700	1,218,865
J.M. Smucker Co.	59,700	3,686,475
Kraft Foods, Inc., Class A	935,500	25,426,890
Ralcorp Holdings, Inc.*	28,500	1,701,735
Sara Lee Corp.	263,600	3,210,648
Smithfield Foods, Inc.*^	279,500	4,245,605
Tyson Foods, Inc., Class A^	379,900	4,661,373

		93,538,603

Household Products (1.5%)
Clorox Co.	7,900	481,900
Energizer Holdings, Inc.*	5,700	349,296
Kimberly-Clark Corp.	70,200	4,472,442
Procter & Gamble Co.	923,670	56,002,112

		61,305,750

Personal Products (0.1%)
Alberto-Culver Co.	6,400	187,456
Mead Johnson Nutrition Co., Class A	51,800	2,263,660
NBTY, Inc.*	8,400	365,736

		2,816,852

Tobacco (0.8%)
Altria Group, Inc.	794,100	15,588,183
Lorillard, Inc.	9,900	794,277
Philip Morris International, Inc.	123,200	5,937,008
Reynolds American, Inc.	200,300	10,609,891

		32,929,359

Total Consumer Staples		292,236,696

Energy (16.2%)
Energy Equipment & Services (1.8%)
Atwood Oceanics, Inc.*	4,100	146,985
Baker Hughes, Inc.^	156,200	6,322,976
BJ Services Co.	147,100	2,736,060
Cameron International Corp.*	9,700	405,460
Ensco International plc (ADR)^	65,900	2,632,046
Exterran Holdings, Inc.*^	16,900	362,505
Halliburton Co.	452,100	13,603,689
Helix Energy Solutions Group, Inc.*	52,100	612,175
Helmerich & Payne, Inc.	36,600	1,459,608
Nabors Industries Ltd.*	142,600	3,121,514
National Oilwell Varco, Inc.	210,700	9,289,763
Oil States International, Inc.*	25,000	982,250

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Patterson-UTI Energy, Inc.^	66,000	$1,013,100
Pride International, Inc.*^	46,600	1,487,006
Rowan Cos., Inc.*	46,900	1,061,816
Schlumberger Ltd.	329,200	21,427,628
SEACOR Holdings, Inc.*	10,200	777,750
Seahawk Drilling, Inc.*	3,046	68,657
Smith International, Inc.	44,700	1,214,499
Superior Energy Services, Inc.*	39,300	954,597
Tidewater, Inc.	26,100	1,251,495
Unit Corp.*^	20,600	875,500

		71,807,079

Oil, Gas & Consumable Fuels (14.4%)
Anadarko Petroleum Corp.	251,600	15,704,872
Apache Corp.	205,500	21,201,435
Arch Coal, Inc.	81,800	1,820,050
Cabot Oil & Gas Corp.	52,200	2,275,398
Chesapeake Energy Corp.	315,500	8,165,140
Chevron Corp.	1,121,740	86,362,763
Cimarex Energy Co.	228,700	12,114,239
Comstock Resources, Inc.*^	21,500	872,255
Concho Resources, Inc.*	38,400	1,724,160
ConocoPhillips	1,278,920	65,314,444
Continental Resources, Inc.*	8,000	343,120
Denbury Resources, Inc.*^	125,400	1,855,920
Devon Energy Corp.	487,600	35,838,600
El Paso Corp.	255,000	2,506,650
Encore Acquisition Co.*	28,000	1,344,560
EOG Resources, Inc.	126,200	12,279,260
EXCO Resources, Inc.	8,200	174,086
Exxon Mobil Corp.#	2,186,480	149,096,071
Forest Oil Corp.*^	35,500	789,875
Frontier Oil Corp.	11,200	134,848
Frontline Ltd.^	25,900	707,588
Hess Corp.	146,400	8,857,200
Marathon Oil Corp.	356,700	11,136,174
Mariner Energy, Inc.*	5,500	63,855
Massey Energy Co.	8,600	361,286
Murphy Oil Corp.	96,200	5,214,040
Newfield Exploration Co.*	66,800	3,221,764
Nexen, Inc.	464,600	11,117,878
Noble Energy, Inc.	87,400	6,224,628
Occidental Petroleum Corp.	521,700	42,440,295
Overseas Shipholding Group, Inc.	11,800	518,610
Pioneer Natural Resources Co.	57,400	2,764,958
Plains Exploration & Production Co.*	32,200	890,652
Range Resources Corp.	67,300	3,354,905
SandRidge Energy, Inc.*	62,600	590,318
Southern Union Co.	56,000	1,271,200
Spectra Energy Corp.	325,000	6,665,750
St. Mary Land & Exploration Co.	23,700	811,488
Sunoco, Inc.	58,900	1,537,290
Teekay Corp.	11,800	273,878
Tesoro Corp.^	41,300	559,615
Valero Energy Corp.	1,024,500	17,160,375
Whiting Petroleum Corp.*	25,600	1,829,120
Williams Cos., Inc.	292,300	6,161,684
XTO Energy, Inc.	292,100	13,591,413

		567,243,710

Total Energy		639,050,789

	Number of Shares	Value (Note 1)

Financials (20.7%)
Capital Markets (3.9%)
Ameriprise Financial, Inc.	397,800	$15,442,596
Bank of New York Mellon Corp.	478,900	13,394,833
BlackRock, Inc.^	10,638	2,470,144
Deutsche Bank AG (Registered)^	155,800	11,047,778
Federated Investors, Inc., Class B	3,000	82,500
Franklin Resources, Inc.	41,800	4,403,630
Goldman Sachs Group, Inc.	382,400	64,564,416
Invesco Ltd.	192,600	4,524,174
Investment Technology Group, Inc.*	20,000	394,000
Janus Capital Group, Inc.	12,000	161,400
Jefferies Group, Inc.*^	14,200	336,966
Legg Mason, Inc.	80,700	2,433,912
Morgan Stanley^	942,900	27,909,840
Raymond James Financial, Inc.^	49,300	1,171,861
State Street Corp.	116,200	5,059,348

		153,397,398

Commercial Banks (4.4%)
Associated Banc-Corp^	64,400	709,044
BancorpSouth, Inc.^	42,000	985,320
Bank of Hawaii Corp.	24,100	1,134,146
BB&T Corp.^	681,600	17,292,192
BOK Financial Corp.	6,800	323,136
CapitalSource, Inc.	103,200	409,704
City National Corp./California^	21,700	989,520
Comerica, Inc.	76,100	2,250,277
Commerce Bancshares, Inc./Missouri	21,935	849,323
Cullen/Frost Bankers, Inc.^	26,100	1,305,000
Fifth Third Bancorp	400,800	3,907,800
First Citizens BancShares, Inc./North Carolina, Class A	3,100	508,431
First Horizon National Corp.*^	111,686	1,496,596
Fulton Financial Corp.^	88,400	770,848
Huntington Bancshares, Inc./Ohio^	359,900	1,313,635
KeyCorp^	442,700	2,456,985
M&T Bank Corp.^	38,400	2,568,576
Marshall & Ilsley Corp.^	264,400	1,440,980
PNC Financial Services Group, Inc.^	231,854	12,239,573
Popular, Inc.	322,300	728,398
Regions Financial Corp.	582,000	3,078,780
SunTrust Banks, Inc.	251,300	5,098,877
Synovus Financial Corp.^	191,000	391,550
TCF Financial Corp.^	64,500	878,490
U.S. Bancorp	1,592,300	35,842,673
Valley National Bancorp	71,410	1,009,023
Wells Fargo & Co.	2,667,583	71,998,065
Whitney Holding Corp./Louisiana	48,800	444,568
Wilmington Trust Corp.^	34,900	430,666
Zions Bancorp.^	68,700	881,421

		173,733,597

Consumer Finance (0.8%)
American Express Co.	417,800	16,929,256
AmeriCredit Corp.*	31,500	599,760

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Capital One Financial Corp.	163,400	$6,264,756
Discover Financial Services	269,900	3,970,229
SLM Corp.*	184,400	2,078,188
Student Loan Corp.	1,800	83,826

		29,926,015

Diversified Financial Services (5.1%)
Bank of America Corp.^	4,820,557	72,597,588
Citigroup, Inc.	7,654,000	25,334,740
CME Group, Inc.	31,500	10,582,425
Interactive Brokers Group, Inc., Class A*	20,400	361,488
JPMorgan Chase & Co.	2,119,570	88,322,482
Leucadia National Corp.*	60,000	1,427,400
NASDAQ OMX Group, Inc.*	37,900	751,178
NYSE Euronext	97,300	2,461,690

		201,838,991

Insurance (4.2%)
ACE Ltd.*	124,900	6,294,960
Alleghany Corp.*	2,860	789,360
Allied World Assurance Co. Holdings Ltd./Bermuda	25,000	1,151,750
Allstate Corp.	270,300	8,119,812
American Financial Group, Inc./Ohio	43,300	1,080,335
American International Group, Inc.*^	37,859	1,135,013
American National Insurance Co.^	8,100	967,464
Aon Corp.	139,500	5,348,430
Arch Capital Group Ltd.*	26,400	1,888,920
Arthur J. Gallagher & Co.	3,600	81,036
Aspen Insurance Holdings Ltd.	41,800	1,063,810
Assurant, Inc.	59,300	1,748,164
Axis Capital Holdings Ltd.	51,400	1,460,274
Brown & Brown, Inc.^	15,500	278,535
Chubb Corp.	177,500	8,729,450
Cincinnati Financial Corp.	72,900	1,912,896
CNA Financial Corp.*^	7,300	175,200
Endurance Specialty Holdings Ltd.	16,500	614,295
Erie Indemnity Co., Class A	4,500	175,590
Everest Reinsurance Group Ltd.	31,000	2,656,080
Fidelity National Financial, Inc., Class A	100,900	1,358,114
First American Corp.	50,100	1,658,811
Genworth Financial, Inc., Class A*	141,300	1,603,755
Hanover Insurance Group, Inc.	23,800	1,057,434
Hartford Financial Services Group, Inc.	164,000	3,814,640
HCC Insurance Holdings, Inc.	56,500	1,580,305
Lincoln National Corp.	105,200	2,617,376
Loews Corp.	165,100	6,001,385
Markel Corp.*^	5,000	1,700,000
Marsh & McLennan Cos., Inc.	243,500	5,376,480
MBIA, Inc.*^	66,400	264,272
Mercury General Corp.	13,400	526,084
MetLife, Inc.	632,500	22,358,875
Old Republic International Corp.^	121,200	1,216,848

	Number of Shares	Value (Note 1)

OneBeacon Insurance Group Ltd., Class A^	11,600	$159,848
PartnerReinsurance Ltd.	28,500	2,127,810
Progressive Corp.*	308,100	5,542,719
Protective Life Corp.	43,100	713,305
Prudential Financial, Inc.^	111,700	5,558,192
Reinsurance Group of America, Inc.	33,800	1,610,570
RenaissanceReinsurance Holdings Ltd.	31,400	1,668,910
StanCorp Financial Group, Inc.	24,700	988,494
Torchmark Corp.^	41,700	1,832,715
Transatlantic Holdings, Inc.	13,800	719,118
Travelers Cos., Inc.	413,300	20,607,138
Unitrin, Inc.	21,200	467,460
Unum Group	466,700	9,109,984
Validus Holdings Ltd.	40,600	1,093,764
W.R. Berkley Corp.^	45,500	1,121,120
Wesco Financial Corp.	700	240,100
White Mountains Insurance Group Ltd.	4,000	1,330,640
XL Capital Ltd., Class A	725,500	13,298,415

		164,996,055

Real Estate Investment Trusts (REITs) (2.0%)
Alexandria Real Estate Equities, Inc. (REIT)	15,600	1,002,924
AMB Property Corp. (REIT)^	73,700	1,883,035
Annaly Capital Management, Inc. (REIT)	274,300	4,759,105
Apartment Investment & Management Co. (REIT), Class A^	58,942	938,357
AvalonBay Communities, Inc. (REIT)^	40,271	3,306,652
Boston Properties, Inc. (REIT)	69,800	4,681,486
Brandywine Realty Trust (REIT)	64,700	737,580
BRE Properties, Inc. (REIT)^	25,800	853,464
Camden Property Trust (REIT)^	33,600	1,423,632
Chimera Investment Corp. (REIT)	337,800	1,310,664
Corporate Office Properties Trust/Maryland (REIT)^	28,900	1,058,607
Douglas Emmett, Inc. (REIT)^	61,100	870,675
Duke Realty Corp. (REIT)	112,700	1,371,559
Equity Residential (REIT)	138,000	4,661,640
Essex Property Trust, Inc. (REIT)^	13,900	1,162,735
Federal Realty Investment Trust (REIT)^	25,900	1,753,948
HCP, Inc. (REIT)	90,400	2,760,816
Health Care REIT, Inc. (REIT)	30,000	1,329,600
Hospitality Properties Trust (REIT)	61,500	1,458,165
Host Hotels & Resorts, Inc. (REIT)*^	310,188	3,619,889
HRPT Properties Trust (REIT)	112,700	729,169
Kimco Realty Corp. (REIT)	189,640	2,565,829
Liberty Property Trust (REIT)	56,200	1,798,962

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Macerich Co. (REIT)^	48,509	$1,743,912
Mack-Cali Realty Corp. (REIT)	39,400	1,362,058
Nationwide Health Properties, Inc. (REIT)	12,900	453,822
Plum Creek Timber Co., Inc. (REIT)^	52,700	1,989,952
ProLogis (REIT)^	222,960	3,052,322
Rayonier, Inc. (REIT)	21,800	919,088
Realty Income Corp. (REIT)^	52,500	1,360,275
Regency Centers Corp. (REIT)	40,300	1,412,918
Senior Housing Properties Trust (REIT)	63,900	1,397,493
Simon Property Group, Inc. (REIT)	69,799	5,569,960
SL Green Realty Corp. (REIT)	38,700	1,944,288
Taubman Centers, Inc. (REIT)^	26,800	962,388
UDR, Inc. (REIT)	75,805	1,246,234
Ventas, Inc. (REIT)	78,900	3,451,086
Vornado Realty Trust (REIT)^	77,559	5,424,509
Weingarten Realty Investors (REIT)^	52,600	1,040,954

		79,369,752

Real Estate Management & Development (0.1%)
Forest City Enterprises, Inc., Class A*^	55,200	650,256
Jones Lang LaSalle, Inc.^	21,100	1,274,440

		1,924,696

Thrifts & Mortgage Finance (0.2%)
First Niagara Financial Group, Inc.	94,800	1,318,668
Hudson City Bancorp, Inc.	104,900	1,440,277
New York Community Bancorp, Inc.	173,900	2,523,289
People’s United Financial, Inc.	174,000	2,905,800
TFS Financial Corp.	36,900	447,966
Washington Federal, Inc.	56,500	1,092,710

		9,728,710

Total Financials		814,915,214

Health Care (9.5%)
Biotechnology (0.2%)
Amgen, Inc.*	148,300	8,389,331

Health Care Equipment & Supplies (0.5%)
Boston Scientific Corp.*	488,900	4,400,100
CareFusion Corp.*	90,700	2,268,407
Cooper Cos., Inc.^	22,800	869,136
Hill-Rom Holdings, Inc.	18,900	453,411
Hologic, Inc.*	116,600	1,690,700
Hospira, Inc.*	34,300	1,749,300
Inverness Medical Innovations, Inc.*^	22,100	917,371
Kinetic Concepts, Inc.*^	20,000	753,000
Teleflex, Inc.	11,500	619,735
Zimmer Holdings, Inc.*	108,400	6,407,524

		20,128,684

	Number of Shares	Value (Note 1)

Health Care Providers & Services (2.0%)
Aetna, Inc.	618,200	$19,596,940
AmerisourceBergen Corp.^	18,800	490,116
Brookdale Senior Living, Inc.*	22,100	401,999
Cardinal Health, Inc.	181,400	5,848,336
CIGNA Corp.	128,500	4,532,195
Community Health Systems, Inc.*	23,200	825,920
Coventry Health Care, Inc.*	53,700	1,304,373
Emdeon, Inc., Class A*	3,400	51,850
Health Net, Inc.*	52,300	1,218,067
Humana, Inc.*	54,100	2,374,449
LifePoint Hospitals, Inc.*	27,400	890,774
Lincare Holdings, Inc.*^	6,600	244,992
McKesson Corp.	69,800	4,362,500
MEDNAX, Inc.*^	15,600	937,716
Omnicare, Inc.	34,500	834,210
Tenet Healthcare Corp.*	77,600	418,264
UnitedHealth Group, Inc.	599,400	18,269,712
Universal Health Services, Inc., Class B	44,400	1,354,200
WellPoint, Inc.*	226,900	13,226,001

		77,182,614

Health Care Technology (0.0%)
IMS Health, Inc.	70,800	1,491,048

Life Sciences Tools & Services (0.3%)
Charles River Laboratories International, Inc.*	11,100	373,959
Life Technologies Corp.*	10,000	522,300
PerkinElmer, Inc.	46,000	947,140
Thermo Fisher Scientific, Inc.*	193,700	9,237,553

		11,080,952

Pharmaceuticals (6.5%)
Abbott Laboratories, Inc.	193,500	10,447,065
Bristol-Myers Squibb Co.	385,800	9,741,450
Eli Lilly and Co.	243,100	8,681,101
Endo Pharmaceuticals Holdings, Inc.*	59,000	1,210,090
Forest Laboratories, Inc.*	152,000	4,880,720
Johnson & Johnson	644,010	41,480,684
King Pharmaceuticals, Inc.*	124,900	1,532,523
Merck & Co., Inc.	1,921,128	70,198,017
Mylan, Inc.*^	43,800	807,234
Pfizer, Inc.	5,813,201	105,742,126
Watson Pharmaceuticals, Inc.*	53,100	2,103,291

		256,824,301

Total Health Care		375,096,930

Industrials (9.9%)
Aerospace & Defense (2.0%)
BE Aerospace, Inc.*^	24,400	573,400
Boeing Co.	336,000	18,187,680
General Dynamics Corp.	157,700	10,750,409
ITT Corp.	82,700	4,113,498
L-3 Communications Holdings, Inc.	58,800	5,112,660
Lockheed Martin Corp.	43,900	3,307,865
Northrop Grumman Corp.	380,100	21,228,585
Raytheon Co.	89,000	4,585,280

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Spirit AeroSystems Holdings, Inc., Class A*	35,800	$710,988
United Technologies Corp.	158,300	10,987,603

		79,557,968

Air Freight & Logistics (0.3%)
FedEx Corp.	156,900	13,093,305
UTi Worldwide, Inc.	3,800	54,416

		13,147,721

Airlines (0.1%)
Southwest Airlines Co.	256,800	2,935,224

Building Products (0.1%)
Armstrong World Industries, Inc.*	6,000	233,580
Masco Corp.^	345,500	4,771,355
Owens Corning, Inc.*	24,100	617,924
USG Corp.*	20,600	289,430

		5,912,289

Commercial Services & Supplies (0.4%)
Avery Dennison Corp.	46,200	1,685,838
Cintas Corp.	54,300	1,414,515
Corrections Corp. of America*	51,400	1,261,870
Covanta Holding Corp.*	65,000	1,175,850
Pitney Bowes, Inc.^	104,000	2,367,040
R.R. Donnelley & Sons Co.	76,700	1,708,109
Republic Services, Inc.	110,830	3,137,597
Waste Connections, Inc.*	10,700	356,738
Waste Management, Inc.	25,500	862,155

		13,969,712

Construction & Engineering (0.1%)
KBR, Inc.	80,800	1,535,200
Quanta Services, Inc.*	99,600	2,075,664
Shaw Group, Inc.*	7,900	227,125
URS Corp.*^	36,700	1,633,884

		5,471,873

Electrical Equipment (0.3%)
Cooper Industries plc	104,700	4,464,408
General Cable Corp.*^	26,200	770,804
Hubbell, Inc., Class B^	25,100	1,187,230
Rockwell Automation, Inc.	64,300	3,020,814
Roper Industries, Inc.	6,500	340,405
Thomas & Betts Corp.*	18,200	651,378

		10,435,039

Industrial Conglomerates (3.0%)
3M Co.	97,300	8,043,791
Carlisle Cos., Inc.	22,500	770,850
General Electric Co.	6,716,310	101,617,771
Textron, Inc.^	321,000	6,038,010

		116,470,422

Machinery (2.3%)
AGCO Corp.*	46,600	1,507,044
Bucyrus International, Inc.	29,400	1,657,278
Caterpillar, Inc.	276,600	15,763,434
Crane Co.	12,000	367,440
Cummins, Inc.	68,200	3,127,652
Danaher Corp.	49,300	3,707,360

	Number of Shares	Value (Note 1)

Deere & Co.	160,200	$8,665,218
Dover Corp.	27,400	1,140,114
Eaton Corp.	83,500	5,312,270
Gardner Denver, Inc.	26,200	1,114,810
Graco, Inc.	16,400	468,548
Harsco Corp.	10,900	351,307
IDEX Corp.^	16,700	520,205
Illinois Tool Works, Inc.	226,200	10,855,338
Ingersoll-Rand plc	366,200	13,087,988
Joy Global, Inc.	6,300	325,017
Kennametal, Inc.	40,900	1,060,128
Lincoln Electric Holdings, Inc.	21,400	1,144,044
Manitowoc Co., Inc.^	65,600	654,032
Oshkosh Corp.	45,000	1,666,350
PACCAR, Inc.^	13,700	496,899
Parker Hannifin Corp.	80,900	4,358,892
Pentair, Inc.	35,700	1,153,110
Snap-On, Inc.^	21,100	891,686
SPX Corp.^	85,800	4,693,260
Stanley Works^	39,900	2,055,249
Terex Corp.*^	53,100	1,051,911
Timken Co.	48,800	1,157,048
Trinity Industries, Inc.^	39,600	690,624

		89,044,256

Marine (0.0%)
Alexander & Baldwin, Inc.^	20,700	708,561
Kirby Corp.*^	21,500	748,845

		1,457,406

Professional Services (0.1%)
Equifax, Inc.	13,800	426,282
Manpower, Inc.	39,500	2,155,910
Monster Worldwide, Inc.*^	26,300	457,620

		3,039,812

Road & Rail (1.2%)
Burlington Northern Santa Fe Corp.	132,500	13,067,150
Con-way, Inc.	16,500	576,015
CSX Corp.	197,300	9,567,077
Hertz Global Holdings, Inc.*^	510,000	6,079,200
Kansas City Southern*	25,100	835,579
Norfolk Southern Corp.	160,900	8,434,378
Ryder System, Inc.	28,200	1,160,994
Union Pacific Corp.	119,200	7,616,880

		47,337,273

Trading Companies & Distributors (0.0%)
GATX Corp.^	13,500	388,125
WESCO International, Inc.*^	10,100	272,801

		660,926

Total Industrials		389,439,921

Information Technology (10.1%)
Communications Equipment (1.3%)
Brocade Communications Systems, Inc.*	136,700	1,043,021
Ciena Corp.*^	40,700	441,188
Cisco Systems, Inc.*	653,100	15,635,214
CommScope, Inc.*	47,100	1,249,563

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

EchoStar Corp., Class A*	19,100	$384,674
Harris Corp.	14,500	689,475
JDS Uniphase Corp.*	50,800	419,100
Motorola, Inc.*^	2,433,400	18,883,184
Nokia Oyj (ADR)	848,500	10,903,225
Tellabs, Inc.*	199,400	1,132,592

		50,781,236

Computers & Peripherals (3.1%)
Dell, Inc.*	1,160,700	16,667,652
Diebold, Inc.	4,100	116,645
EMC Corp.*	908,900	15,878,483
Hewlett-Packard Co.	606,200	31,225,362
International Business Machines Corp.	237,000	31,023,300
Lexmark International, Inc., Class A*	39,300	1,021,014
SanDisk Corp.*	59,200	1,716,208
Seagate Technology^	386,600	7,032,254
Sun Microsystems, Inc.*	376,900	3,531,553
Teradata Corp.*	16,100	506,023
Western Digital Corp.*	306,300	13,523,145

		122,241,639

Electronic Equipment, Instruments & Components (1.5%)
Arrow Electronics, Inc.*	35,200	1,042,272
AU Optronics Corp. (ADR)^	740,595	8,879,734
Avnet, Inc.*	50,600	1,526,096
AVX Corp.	19,200	243,264
Corning, Inc.	1,131,900	21,856,989
Ingram Micro, Inc., Class A*	81,500	1,422,175
Itron, Inc.*	1,400	94,598
Jabil Circuit, Inc.	47,400	823,338
Molex, Inc.^	60,600	1,305,930
Tech Data Corp.*	25,300	1,180,498
Tyco Electronics Ltd.	812,000	19,934,600
Vishay Intertechnology, Inc.*	223,300	1,864,555

		60,174,049

Internet Software & Services (0.3%)
AOL, Inc.*	121,230	2,822,235
eBay, Inc.*	432,100	10,171,634
IAC/InterActiveCorp*	27,000	552,960
Yahoo!, Inc.*	38,900	652,742

		14,199,571

IT Services (0.5%)
Accenture plc, Class A	194,100	8,055,150
Affiliated Computer Services, Inc., Class A*	18,100	1,080,389
Amdocs Ltd.*	83,700	2,387,961
Broadridge Financial Solutions, Inc.	26,800	604,608
Computer Sciences Corp.*	76,400	4,395,292
Convergys Corp.*	42,900	461,175
DST Systems, Inc.*	2,300	100,165
Fidelity National Information Services, Inc.	63,300	1,483,752
SAIC, Inc.*	27,200	515,168
Total System Services, Inc.	22,700	392,029

		19,475,689

	Number of Shares	Value (Note 1)

Office Electronics (0.1%)
Xerox Corp.	435,800	$3,686,868
Zebra Technologies Corp., Class A*	2,700	76,572

		3,763,440

Semiconductors & Semiconductor Equipment (1.3%)
Advanced Micro Devices, Inc.*	133,100	1,288,408
Applied Materials, Inc.	669,900	9,338,406
Atmel Corp.*^	227,100	1,046,931
Cypress Semiconductor Corp.*^	7,100	74,976
Fairchild Semiconductor International, Inc.*	62,400	623,376
Integrated Device Technology, Inc.*	65,500	423,785
Intel Corp.	1,217,100	24,828,840
International Rectifier Corp.*	20,100	444,612
Intersil Corp., Class A	30,900	474,006
KLA-Tencor Corp.	85,600	3,095,296
LSI Corp.*	327,000	1,965,270
Marvell Technology Group Ltd.*^	25,900	537,425
Maxim Integrated Products, Inc.^	24,700	501,410
Microchip Technology, Inc.	8,100	235,386
Micron Technology, Inc.*^	351,600	3,712,896
Novellus Systems, Inc.*	19,400	452,796
PMC-Sierra, Inc.*	112,200	971,652

		50,015,471

Software (2.0%)
Activision Blizzard, Inc.*	117,600	1,306,536
Autodesk, Inc.*	37,100	942,711
CA, Inc.	45,100	1,012,946
Compuware Corp.*	121,900	881,337
Electronic Arts, Inc.*^	535,000	9,496,250
Microsoft Corp.	1,337,400	40,777,326
Novell, Inc.*	94,500	392,175
Nuance Communications, Inc.*	9,900	153,846
Oracle Corp.	279,700	6,863,838
Rovi Corp.*	15,700	500,359
Symantec Corp.*^	818,100	14,635,809
Synopsys, Inc.*	27,100	603,788

		77,566,921

Total Information Technology		398,218,016

Materials (3.7%)
Chemicals (1.7%)
Air Products & Chemicals, Inc.	69,300	5,617,458
Airgas, Inc.	41,000	1,951,600
Albemarle Corp.^	43,400	1,578,458
Ashland, Inc.	34,600	1,370,852
Cabot Corp.	32,900	862,967
CF Industries Holdings, Inc.	4,200	381,276
Cytec Industries, Inc.	23,800	866,796
Dow Chemical Co.	560,650	15,490,760
E.I. du Pont de Nemours & Co.	876,000	29,494,920
Eastman Chemical Co.	36,600	2,204,784
FMC Corp.	5,500	306,680
Huntsman Corp.	81,700	922,393
International Flavors & Fragrances, Inc.	2,200	90,508

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Intrepid Potash, Inc.*^	1,400	$40,838
Lubrizol Corp.	4,300	313,685
PPG Industries, Inc.	82,900	4,852,966
RPM International, Inc.	30,600	622,098
Terra Industries, Inc.	15,900	511,821
Valhi, Inc.	2,000	27,940
Valspar Corp.	50,500	1,370,570

		68,879,370

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	13,800	1,233,858
Vulcan Materials Co.^	63,000	3,318,210

		4,552,068

Containers & Packaging (0.3%)
AptarGroup, Inc.	34,100	1,218,734
Ball Corp.	16,600	858,220
Bemis Co., Inc.	54,400	1,612,960
Greif, Inc., Class A	16,800	906,864
Owens-Illinois, Inc.*	15,700	516,059
Packaging Corp. of America	46,500	1,069,965
Pactiv Corp.*	12,000	289,680
Sealed Air Corp.	79,900	1,746,614
Sonoco Products Co.	50,300	1,471,275
Temple-Inland, Inc.	53,600	1,131,496

		10,821,867

Metals & Mining (1.3%)
AK Steel Holding Corp.	439,900	9,391,865
Alcoa, Inc.^	263,600	4,249,232
Allegheny Technologies, Inc.	49,400	2,211,638
Carpenter Technology Corp.	22,200	598,290
Cliffs Natural Resources, Inc.^	59,700	2,751,573
Commercial Metals Co.	56,700	887,355
Compass Minerals International, Inc.^	7,600	510,644
Freeport-McMoRan Copper & Gold, Inc.*	81,600	6,551,664
Nucor Corp.	158,400	7,389,360
Reliance Steel & Aluminum Co.	31,700	1,370,074
Royal Gold, Inc.^	13,000	612,300
Schnitzer Steel Industries, Inc., Class A	2,300	109,710
Southern Copper Corp.	23,400	770,094
Steel Dynamics, Inc.	446,900	7,919,068
Titanium Metals Corp.*^	42,800	535,856
United States Steel Corp.^	72,200	3,979,664

		49,838,387

Paper & Forest Products (0.3%)
International Paper Co.	217,800	5,832,684
MeadWestvaco Corp.	86,200	2,467,906
Weyerhaeuser Co.	106,500	4,594,410

		12,895,000

Total Materials		146,986,692

Telecommunication Services (5.7%)
Diversified Telecommunication Services (4.7%)
AT&T, Inc.	4,285,800	120,130,974
CenturyTel, Inc.	149,521	5,414,155
Clearwire Corp., Class A*^	32,400	219,024

	Number of Shares	Value (Note 1)

Frontier Communications Corp.^	88,900	$694,309
Level 3 Communications, Inc.*^	820,100	1,254,753
Qwest Communications International, Inc.	742,000	3,123,820
Verizon Communications, Inc.	1,621,100	53,707,043
Windstream Corp.^	122,700	1,348,473

		185,892,551

Wireless Telecommunication Services (1.0%)
Crown Castle International Corp.*	93,900	3,665,856
Leap Wireless International, Inc.*	6,800	119,340
NII Holdings, Inc.*	79,100	2,656,178
Sprint Nextel Corp.*	5,027,300	18,399,918
Telephone & Data Systems, Inc.	45,700	1,550,144
U.S. Cellular Corp.*	7,800	330,798
Vodafone Group plc (ADR)^	468,000	10,806,120

		37,528,354

Total Telecommunication Services		223,420,905

Utilities (5.5%)
Electric Utilities (2.7%)
Allegheny Energy, Inc.	33,200	779,536
American Electric Power Co., Inc.	286,170	9,955,854
DPL, Inc.	51,000	1,407,600
Duke Energy Corp.	648,600	11,162,406
Edison International	360,400	12,534,712
Entergy Corp.	98,900	8,093,976
Exelon Corp.	303,100	14,812,497
FirstEnergy Corp.	153,600	7,134,720
FPL Group, Inc.	179,900	9,502,318
Great Plains Energy, Inc.	68,000	1,318,520
Hawaiian Electric Industries, Inc.^	46,100	963,490
Northeast Utilities	88,200	2,274,678
NV Energy, Inc.	67,600	836,888
Pepco Holdings, Inc.^	110,800	1,866,980
Pinnacle West Capital Corp.	50,900	1,861,922
Progress Energy, Inc.	140,600	5,766,006
Southern Co.	394,300	13,138,076
Westar Energy, Inc.	54,700	1,188,084

		104,598,263

Gas Utilities (0.3%)
AGL Resources, Inc.	38,900	1,418,683
Atmos Energy Corp.^	46,300	1,361,220
Energen Corp.	36,100	1,689,480
National Fuel Gas Co.	35,700	1,785,000
ONEOK, Inc.	53,100	2,366,667
Questar Corp.	87,700	3,645,689
UGI Corp.	54,500	1,318,355

		13,585,094

Independent Power Producers & Energy Traders (0.2%)
AES Corp.*	65,100	866,481
Calpine Corp.*	77,400	851,400
Constellation Energy Group, Inc.	14,300	502,931
Dynegy, Inc., Class A*^	251,000	454,310

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Mirant Corp.*	72,600	$1,108,602
NRG Energy, Inc.*	133,700	3,156,657
RRI Energy, Inc.*^	176,600	1,010,152

		7,950,533

Multi-Utilities (2.2%)
Alliant Energy Corp.	55,700	1,685,482
Ameren Corp.	119,100	3,328,845
CenterPoint Energy, Inc.	31,400	455,614
CMS Energy Corp.^	395,100	6,187,266
Consolidated Edison, Inc.^	138,300	6,282,969
Dominion Resources, Inc.	297,300	11,570,916
DTE Energy Co.	82,600	3,600,534
Integrys Energy Group, Inc.	30,000	1,259,700
MDU Resources Group, Inc.	92,700	2,187,720
NiSource, Inc.	629,000	9,674,020
NSTAR	53,800	1,979,840
OGE Energy Corp.	48,400	1,785,476
PG&E Corp.	185,600	8,287,040
Public Service Enterprise Group, Inc.	255,000	8,478,750
SCANA Corp.	61,400	2,313,552
Sempra Energy^	123,100	6,891,138
TECO Energy, Inc.	107,200	1,738,784
Vectren Corp.	40,800	1,006,944
Wisconsin Energy Corp.^	58,900	2,934,987
Xcel Energy, Inc.	229,600	4,872,112

		86,521,689

Water Utilities (0.1%)
American Water Works Co., Inc.	27,600	618,516
Aqua America, Inc.^	68,300	1,195,933

		1,814,449

Total Utilities		214,470,028

Total Common Stocks (100.0%) (Cost $3,581,230,517)		3,939,272,599

	Number of Rights	Value (Note 1)
RIGHTS:
Telecommunication Services (0.0%)
Diversified Telecommunication Services (0.0%)
Clearwire Corp., expiring 6/21/10*^ (Cost $—)	32,400	12,960

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (0.7%)
Goldman Sachs & Co., Repurchase Agreement
0.01%, 1/4/10 (v)	$23,894,618	$23,894,618
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09 (h)(s)	10,000,000	1,950,000
Monumental Global Funding II
0.40%, 3/26/10 (l)	1,000,000	993,622

Total Short-Term Investments of Cash Collateral for Securities Loaned		26,838,240

Time Deposit (0.2%)
JPMorgan Chase Nassau 0.000%, 1/4/10	8,411,081	8,411,081

Total Short-Term Investments (0.9%) (Cost/Amortized Cost $43,305,699)		35,249,321

Total Investments (100.9%) (Cost/Amortized Cost $3,624,536,216)		3,974,534,880
Other Assets Less Liabilities (-0.9%)		(34,838,786)

Net Assets (100%)		$3,939,696,094

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $16,638,360.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(s)	Issuer in bankruptcy.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Government National Mortgage Association, 2.750% - 15.000%, maturing 2/15/10 to 12/20/39, which had a total value of $24,372,510.

Glossary:

ADR—	American Depositary Receipt

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	94	March-10	$5,185,421	$5,220,290	$34,869

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$445,437,408	$—	$—	$445,437,408
Consumer Staples	292,236,696	—	—	292,236,696
Energy	639,050,789	—	—	639,050,789
Financials	814,915,214	—	—	814,915,214
Health Care	375,096,930	—	—	375,096,930
Industrials	389,439,921	—	—	389,439,921
Information Technology	398,218,016	—	—	398,218,016
Materials	146,986,692	—	—	146,986,692
Telecommunication Services	223,420,905	—	—	223,420,905
Utilities	214,470,028	—	—	214,470,028
Futures	34,869	—	—	34,869
Rights
Telecommunication Services	12,960	—	—	12,960
Short-Term Investments	—	35,249,321	—	35,249,321

Total Assets	$3,939,320,428	$35,249,321	$—	$3,974,569,749

Total Liabilities	$—	$—	$—	$—

Total	$3,939,320,428	$35,249,321	$—	$3,974,569,749

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	34,869	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$34,869

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	3,568,358	—	—	3,568,358
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$3,568,358	$—	$—	$3,568,358

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(245,499)	—	—	(245,499)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(245,499)	$—	$—	$(245,499)

The Portfolio held futures contracts with an average notional balance of approximately $18,394,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,105,324,647
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,803,047,961

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$519,090,429
Aggregate gross unrealized depreciation	(404,777,680)

Net unrealized appreciation	$114,312,749

Federal income tax cost of investments	$3,860,222,131

At December 31, 2009, the Portfolio had loaned securities with a total value of $33,455,547. This was secured by collateral of $34,894,618, which was received as cash and subsequently invested in short-term investments currently valued at $26,838,240, as reported in the Portfolio of Investments.

The Portfolio has a net capital loss carryforward of $1,713,567,280 of which $541,357,502 expires in the year 2016, and $1,172,209,778 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2009

ASSETS
Investments at value (Cost $3,624,536,216) (Securities on loan at market value $33,455,547)	$3,974,534,880
Cash	1,465
Dividends, interest and other receivables	5,926,842
Receivable from Separate Accounts for Trust shares sold	445,191
Other assets	24,186

Total assets	3,980,932,564

LIABILITIES
Payable for return of cash collateral on securities loaned	34,894,618
Payable to Separate Accounts for Trust shares redeemed	3,022,659
Investment management fees payable	2,037,028
Administrative fees payable	511,081
Distribution fees payable - Class IB	347,669
Variation margin payable on futures contracts	53,580
Trustees’ fees payable	6,776
Accrued expenses	363,059

Total liabilities	41,236,470

NET ASSETS	$3,939,696,094

Net assets were comprised of:
Paid in capital	$5,551,674,133
Accumulated undistributed net investment income (loss)	10,269
Accumulated undistributed net realized gains (losses) on investments and futures	(1,962,021,841)
Net unrealized appreciation (depreciation) on investments and futures	350,033,533

Net assets	$3,939,696,094

Class IA
Net asset value, offering and redemption price per share, $2,305,328,227 / 252,058,698 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.15

Class IB
Net asset value, offering and redemption price per share, $1,634,367,867 / 179,148,983 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.12

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $47,110 foreign withholding tax)	$107,521,297
Interest	2
Securities lending (net)	2,368,658

Total income	109,889,957

EXPENSES
Investment management fees	16,779,580
Administrative fees	5,419,587
Distribution fees - Class IB	3,695,244
Recoupment fees	1,063,154
Printing and mailing expenses	951,224
Custodian fees	349,500
Trustees’ fees	85,233
Professional fees	60,943
Miscellaneous	78,471

Gross expenses	28,482,936
Less: Fees paid indirectly	(198,419)

Net expenses	28,284,517

NET INVESTMENT INCOME (LOSS)	81,605,440

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(458,275,190)
Futures	3,568,358

Net realized gain (loss)	(454,706,832)

Change in unrealized appreciation (depreciation) on:
Securities	1,316,272,410
Futures	(245,499)

Net change in unrealized appreciation (depreciation)	1,316,026,911

NET REALIZED AND UNREALIZED GAIN (LOSS)	861,320,079

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$942,925,519

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$81,605,440	$126,375,880
Net realized gain (loss) on investments and futures	(454,706,832)	(1,494,561,252)
Net change in unrealized appreciation (depreciation) on investments and futures	1,316,026,911	(1,365,610,992)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	942,925,519	(2,733,796,364)

DIVIDENDS:
Dividends from net investment income
Class IA	(50,283,698)	(58,082,167)
Class IB	(31,648,545)	(67,974,208)

TOTAL DIVIDENDS	(81,932,243)	(126,056,375)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 150,244,178 and 18,219,861 shares, respectively ]	956,969,047	223,280,557
Capital shares issued in reinvestment of dividends [ 5,581,635 and 7,499,813 shares, respectively ]	50,283,698	58,082,167
Capital shares repurchased [ (65,519,642) and (128,309,262) shares, respectively ]	(568,190,465)	(1,298,120,020)

Total Class IA transactions	439,062,280	(1,016,757,296)

Class IB
Capital shares sold [ 4,963,251 and 7,602,057 shares, respectively ]	37,222,308	86,054,187
Capital shares issued in reinvestment of dividends [ 3,521,886 and 8,808,465 shares, respectively ]	31,648,545	67,974,208
Capital shares repurchased [ (30,297,021) and (47,641,795) shares, respectively ]	(236,253,692)	(551,810,930)

Total Class IB transactions	(167,382,839)	(397,782,535)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	271,679,441	(1,414,539,831)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,132,672,717	(4,274,392,570)
NET ASSETS:
Beginning of year	2,807,023,377	7,081,415,947

End of year (a)	$3,939,696,094	$2,807,023,377

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$10,269	$195,727

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO(i)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	2006	2005
Net asset value, beginning of year	$7.75	$14.27	$16.39	$14.51	$14.21

Income (loss) from investment operations:
Net investment income (loss)	0.19 (e)	0.43	0.35 (e)	0.30 (e)	0.26 (e)
Net realized and unrealized gain (loss) on investments	1.41	(6.57)	(1.07)	2.83	0.55

Total from investment operations	1.60	(6.14)	0.72	3.13	0.81

Less distributions:
Dividends from net investment income	(0.20)	(0.38)	(0.26)	(0.30)	(0.21)
Distributions from net realized gains	—	—	(1.14)	(0.95)	(0.30)

Total dividends and distributions	(0.20)	(0.38)	(1.40)	(1.25)	(0.51)

Net asset value, end of year	$9.15	$7.75	$14.27	$16.39	$14.51

Total return	20.73%	(43.06)%	(4.30)%	21.70%	5.68%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,305,328	$1,254,315	$3,770,999	$1,531,086	$1,329,984
Ratio of expenses to average net assets:
After waivers	0.70%	0.70%	0.70%	0.70%	0.66%
After waivers and fees paid indirectly	0.69%	0.64%	0.62%	0.69%	0.59%
Before waivers and fees paid indirectly	0.70%	0.72%	0.71%	0.70%	0.66%
Ratio of net investment income (loss) to average net assets:
After waivers	2.35%	2.36%	2.06%	1.92%	1.74%
After waivers and fees paid indirectly	2.36%	2.42%	2.15%	1.93%	1.81%
Before waivers and fees paid indirectly	2.35%	2.34%	2.05%	1.92%	1.74%
Portfolio turnover rate	52%	39%	50%	28%	16%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$— #	$— #	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO(i)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2009	2008		2007		2006	2005
Net asset value, beginning of year	$7.73	$14.26		$16.38		$14.50	$14.20

Income (loss) from investment operations:
Net investment income (loss)	0.17 (e)	0.31		0.30	(e)	0.26 (e)	0.22 (e)
Net realized and unrealized gain (loss) on investments	1.40	(6.49)		(1.06)		2.83	0.55

Total from investment operations	1.57	(6.18)		(0.76)		3.09	0.77

Less distributions:
Dividends from net investment income	(0.18)	(0.35)		(0.22)		(0.26)	(0.17)
Distributions from net realized gains	—	—		(1.14)		(0.95)	(0.30)

Total dividends and distributions	(0.18)	(0.35)		(1.36)		(1.21)	(0.47)

Net asset value, end of year	$9.12	$7.73		$14.26		$16.38	$14.50

Total return	20.34%	(43.32)%		(4.55)%		21.41%	5.42%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,634,368	$1,552,709		$3,310,417		$2,844,395	$2,219,168
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%		0.95%		0.95%	0.91%
After waivers and fees paid indirectly	0.94%	0.89	%(c)	0.87	%(c)	0.94%	0.84%
Before waivers and fees paid indirectly	0.95%	0.97%		0.96	%(c)	0.95%	0.91%
Ratio of net investment income (loss) to average net assets:
After waivers	2.22%	2.41%		1.74%		1.67%	1.49%
After waivers and fees paid indirectly	2.23%	2.49%		1.80%		1.68%	1.56%
Before waivers and fees paid indirectly	2.22%	2.40%		1.72%		1.67%	1.49%
Portfolio turnover rate	52%	39%		50%		28%	16%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	#	$—	#	$—	$—

#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(i)	On August 17, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/AllianceBernstein Growth & Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2007 represents the results of operations of the EQ/AllianceBernstein Value Portfolio.

See Notes to Financial Statements.

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Lord Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	Since Incept.*
Portfolio – IA Shares	18.33%	(0.29)%
Portfolio – IB Shares	18.14	(0.51)
Russell 1000® Value Index	19.69	0.10
* Date of inception 4/29/05 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 18.33% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 19.69% over the same period.

Asset Class Overview

Over the 12 months, large cap value stocks, as measured by the Russell 1000® Value Index, posted a gain of 19.69%. All of the sectors in the index delivered double-digit returns except telecommunications services and energy. The materials and information technology sectors were the strongest performing sectors in the index, followed by consumer discretionary.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•

The Portfolio benefited from an allocation that, relative to the benchmark, was overweight in the strong-performing Consumer Discretionary sector. The outperformance was supported by an overweight within the diversified retail industry. Key contributors to relative performance were J. Crew Group, Target and Kohl’s.

•

Favorable stock selection within the Consumer Discretionary sector contributed relatively for the year. Hertz Global Holdings was one of the Portfolio’s strongest performers, as shares of the car and equipment rental provider rose after investors began detecting early signs of a bottoming process in the overall economy.

•

Strong stock selection also was evident within the Energy sector. Oilfield services company Schlumberger rebounded from its price swoon in the fourth quarter 2008, as reported earnings for the first two quarters of 2009 exceeded consensus expectations. Also within the sector, the Portfolio benefited from an underweight of Exxon Mobil, which underperformed both the sector and the benchmark.

What hurt performance during the year:

•

An overweight within the underperforming Financial Services sector was the largest detractor from relative performance for the year. Financial stocks suffered relatively in the first quarter of the year but strengthened in the last three quarters. The Portfolio’s underweight position in Bank of America for the last three quarters of the year detracted, as the stock more than doubled.

•

Unfavorable stock selection within the Producer Durables sector detracted from relative performance. Shares of General Electric declined in line with the Financial Services sector during the first quarter. The company reported quarterly earnings that were below consensus expectations; it reduced its quarterly dividend; and, it suffered from a credit rating downgrade.

•

Within the Health Care sector, shares of biotechnology firm Amgen declined following the FDA’s response requesting additional data related to Amgen’s postmenopausal osteoporosis treatment drug, Prolia.

Portfolio Positioning and Outlook

At the end of the year, the Portfolio was positioned for a cyclical recovery in the economy. Consumer Discretionary was the Portfolio’s largest overweight sector relative to the benchmark. Financial Services was the second largest overweight sector. The Utilities sector was the Portfolio’s largest underweight sector, as individual stock valuations are relatively expensive and we believe other opportunities existed elsewhere in the market. The Producer Durables sector was moderately underweight. At year end, the Health Care sector was at a market weight in the Portfolio.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	27.8%
Energy	20.4
Consumer Discretionary	12.6
Industrials	10.0
Health Care	9.8
Materials	5.7
Consumer Staples	5.1
Information Technology	2.9
Telecommunication Services	2.8
Utilities	0.8
Cash and Other	2.1

100.0%

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,194.40	$4.15
Hypothetical (5% average return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	1,194.00	5.53
Hypothetical (5% average return before expenses)	1,000.00	1,020.16	5.09

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00% respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.6%)
Automobiles (1.6%)
Ford Motor Co.*	263,250	$2,632,500

Hotels, Restaurants & Leisure (2.7%)
Carnival Corp.*	38,200	1,210,558
Hyatt Hotels Corp., Class A*	33,790	1,007,280
Marriott International, Inc., Class A	60,343	1,644,347
Starwood Hotels & Resorts Worldwide, Inc.	18,330	670,328

		4,532,513

Household Durables (0.5%)
Pulte Homes, Inc.*	90,650	906,500

Internet & Catalog Retail (0.9%)
HSN, Inc.*	74,606	1,506,295

Media (2.3%)
Comcast Corp., Class A	76,960	1,297,546
Omnicom Group, Inc.	16,280	637,362
Time Warner Cable, Inc.	17,901	740,922
Time Warner, Inc.	22,996	670,104
Viacom, Inc., Class B*	18,170	540,194

		3,886,128

Multiline Retail (3.2%)
J.C. Penney Co., Inc.	30,930	823,047
Kohl’s Corp.*	23,270	1,254,951
Target Corp.	67,710	3,275,133

		5,353,131

Specialty Retail (1.3%)
Best Buy Co., Inc.	12,070	476,282
Home Depot, Inc.	17,160	496,439
J. Crew Group, Inc.*	24,930	1,115,368

		2,088,089

Textiles, Apparel & Luxury Goods (0.1%)
NIKE, Inc., Class B	1,390	91,837

Total Consumer Discretionary		20,996,993

Consumer Staples (5.1%)
Food & Staples Retailing (2.5%)
Kroger Co.	179,746	3,690,185
Wal-Mart Stores, Inc.	8,426	450,370

		4,140,555

Food Products (2.3%)
Archer-Daniels-Midland Co.	85,460	2,675,753
Kraft Foods, Inc., Class A	42,739	1,161,646

		3,837,399

Household Products (0.3%)
Colgate-Palmolive Co.	5,180	425,537

Total Consumer Staples		8,403,491

Energy (20.4%)
Energy Equipment & Services (4.8%)
Halliburton Co.	81,010	2,437,591
Schlumberger Ltd.	68,949	4,487,891
Smith International, Inc.	34,620	940,625

		7,866,107

	Number of Shares	Value (Note 1)

Oil, Gas & Consumable Fuels (15.6%)
Apache Corp.	3,470	$358,000
Arch Coal, Inc.	34,010	756,723
Chevron Corp.	57,380	4,417,686
ConocoPhillips	17,770	907,514
Devon Energy Corp.	15,390	1,131,165
El Paso Corp.	149,540	1,469,978
EOG Resources, Inc.	11,420	1,111,166
Exxon Mobil Corp.	95,336	6,500,962
Hess Corp.	16,730	1,012,165
Marathon Oil Corp.	55,710	1,739,266
Murphy Oil Corp.	10,830	586,986
Occidental Petroleum Corp.	19,280	1,568,428
Petroleo Brasileiro S.A. (ADR)	25,940	1,236,819
Southwestern Energy Co.*	3,850	185,570
Suncor Energy, Inc.	34,450	1,216,430
XTO Energy, Inc.	38,080	1,771,862

		25,970,720

Total Energy		33,836,827

Financials (27.6%)
Capital Markets (8.7%)
Bank of New York Mellon Corp.	125,137	3,500,082
Charles Schwab Corp.	36,130	679,966
Franklin Resources, Inc.	18,280	1,925,798
Goldman Sachs Group, Inc.	27,970	4,722,455
Legg Mason, Inc.	6,680	201,469
Morgan Stanley	90,090	2,666,664
State Street Corp.	19,980	869,929

		14,566,363

Commercial Banks (10.7%)
BB&T Corp.	29,570	750,191
KeyCorp	141,770	786,823
M&T Bank Corp.	21,250	1,421,413
PNC Financial Services Group, Inc.	60,890	3,214,383
Regions Financial Corp.	81,700	432,193
SunTrust Banks, Inc.	133,840	2,715,614
Wells Fargo & Co.	271,160	7,318,608
Zions Bancorp.	88,500	1,135,455

		17,774,680

Consumer Finance (0.1%)
Capital One Financial Corp.	4,550	174,447

Diversified Financial Services (7.1%)
Bank of America Corp.	209,626	3,156,968
Citigroup, Inc.	464,440	1,537,296
JPMorgan Chase & Co.	169,349	7,056,773

		11,751,037

Insurance (0.9%)
MetLife, Inc.	34,068	1,204,304
Principal Financial Group, Inc.	11,790	283,431

		1,487,735

Real Estate Investment Trusts (REITs) (0.1%)
Annaly Capital Management, Inc. (REIT)	11,500	199,525

Total Financials		45,953,787

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Health Care (9.8%)
Biotechnology (1.1%)
Amgen, Inc.*	33,470	$1,893,398

Health Care Equipment & Supplies (2.7%)
Boston Scientific Corp.*	285,390	2,568,510
Covidien plc	41,860	2,004,675

		4,573,185

Health Care Providers & Services (1.6%)
UnitedHealth Group, Inc.	85,550	2,607,564

Pharmaceuticals (4.4%)
Abbott Laboratories, Inc.	44,567	2,406,172
Johnson & Johnson	18,760	1,208,332
Merck & Co., Inc.	34,230	1,250,764
Teva Pharmaceutical Industries Ltd. (ADR)	42,730	2,400,572

		7,265,840

Total Health Care		16,339,987

Industrials (10.0%)
Aerospace & Defense (0.7%)
Honeywell International, Inc.	18,040	707,168
Raytheon Co.	8,730	449,770

		1,156,938

Air Freight & Logistics (0.2%)
FedEx Corp.	4,920	410,574

Airlines (3.2%)
Delta Air Lines, Inc.*	465,610	5,298,642

Building Products (0.3%)
Masco Corp.	30,000	414,300

Electrical Equipment (0.6%)
Emerson Electric Co.	22,400	954,240

Machinery (2.8%)
Caterpillar, Inc.	30,480	1,737,055
Eaton Corp.	44,236	2,814,294
Joy Global, Inc.	3,120	160,961

		4,712,310

Road & Rail (2.2%)
Hertz Global Holdings, Inc.*	309,010	3,683,399

Total Industrials		16,630,403

Information Technology (2.9%)
Communications Equipment (0.5%)
Cisco Systems, Inc.*	35,430	848,194

Computers & Peripherals (1.4%)
EMC Corp.*	39,770	694,782
Hewlett-Packard Co.	32,180	1,657,592

		2,352,374

Semiconductors & Semiconductor Equipment (0.6%)
Intel Corp.	47,040	959,616

Software (0.4%)
Adobe Systems, Inc.*	19,410	713,900

Total Information Technology		4,874,084

	Number of Shares	Value (Note 1)

Materials (5.7%)
Chemicals (2.4%)
Dow Chemical Co.	65,170	$1,800,647
Mosaic Co.	21,830	1,303,906
Potash Corp. of Saskatchewan, Inc.	1,930	209,405
Praxair, Inc.	7,660	615,174

		3,929,132

Metals & Mining (3.3%)
Agnico-Eagle Mines Ltd.	9,140	493,560
Barrick Gold Corp.	62,090	2,445,104
Cliffs Natural Resources, Inc.	20,430	941,619
Newmont Mining Corp.	21,950	1,038,455
United States Steel Corp.	10,010	551,751

		5,470,489

Total Materials		9,399,621

Telecommunication Services (2.8%)
Diversified Telecommunication Services (2.8%)
AT&T, Inc.	110,717	3,103,397
Verizon Communications, Inc.	48,630	1,611,112

Total Telecommunication Services		4,714,509

Utilities (0.8%)
Electric Utilities (0.2%)
Southern Co.	10,490	349,527

Multi-Utilities (0.6%)
PG&E Corp.	22,620	1,009,983

Total Utilities		1,359,510

Total Common Stocks (97.7%) (Cost $147,405,611)		162,509,212

CONVERTIBLE PREFERRED STOCK:
Financials (0.2%)
Diversified Financial Services (0.2%)
Bank of America Corp. 10.000% (l)*	26,700	398,364

Total Convertible Preferred Stocks (0.2%) (Cost $400,500)		398,364

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (2.3%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $3,817,976)	$3,817,976	3,817,976

Total Investments (100.2%) (Cost/Amortized Cost $151,624,087)		166,725,552
Other Assets Less Liabilities (-0.2%)		(384,137)

Net Assets (100%)		$166,341,415

*	Non-income producing.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.

Glossary:

ADR—	American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$20,996,993	$—	$—	$20,996,993
Consumer Staples	8,403,491	—	—	8,403,491
Energy	33,836,827	—	—	33,836,827
Financials	45,953,787	—	—	45,953,787
Health Care	16,339,987	—	—	16,339,987
Industrials	16,630,403	—	—	16,630,403
Information Technology	4,874,084	—	—	4,874,084
Materials	9,399,621	—	—	9,399,621
Telecommunication Services	4,714,509	—	—	4,714,509
Utilities	1,359,510	—	—	1,359,510
Convertible Preferred Stocks
Financials	398,364	—	—	398,364
Short-Term Investments	—	3,817,976	—	3,817,976

Total Assets	$162,907,576	$3,817,976	$—	$166,725,552

Total Liabilities	$—	$—	$—	$—

Total	$162,907,576	$3,817,976	$—	$166,725,552

The Portfolio held no derivatives contracts for the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$105,714,431
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$104,505,395

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$17,673,696
Aggregate gross unrealized depreciation	(7,032,869)

Net unrealized appreciation	$10,640,827

Federal income tax cost of investments	$156,084,725

The Portfolio has a net capital loss carryforward of $58,084,849 of which $20,069,753 expires in the year 2016, and $38,015,096 expires in 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $151,624,087)	$166,725,552
Receivable from Separate Accounts for Trust shares sold	206,770
Dividends, interest and other receivables	114,034
Other assets	1,824

Total assets	167,048,180

LIABILITIES
Payable for securities purchased	415,902
Investment management fees payable	85,265
Payable to Separate Accounts for Trust shares redeemed	76,966
Distribution fees payable - Class IB	28,643
Administrative fees payable	16,955
Trustees’ fees payable	555
Accrued expenses	82,479

Total liabilities	706,765

NET ASSETS	$166,341,415

Net assets were comprised of:
Paid in capital	$213,724,350
Accumulated undistributed net investment income (loss)	61,087
Accumulated undistributed net realized gain (loss) on investments	(62,545,487)
Unrealized appreciation (depreciation) on investments	15,101,465

Net assets	$166,341,415

Class IA
Net asset value, offering and redemption price per share, $30,315,453 / 3,431,378 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.83

Class IB
Net asset value, offering and redemption price per share, $136,025,962 / 15,377,727 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.85

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $3,384 foreign withholding tax)	$2,537,132

EXPENSES
Investment management fees	940,386
Distribution fees - Class IB	290,525
Administrative fees	178,023
Printing and mailing expenses	40,561
Professional fees	21,763
Custodian fees	6,000
Trustees’ fees	3,665
Miscellaneous	8,960

Gross expenses	1,489,883
Less: Waiver from investment advisor	(113,211)
Fees paid indirectly	(31,106)

Net expenses	1,345,566

NET INVESTMENT INCOME (LOSS)	1,191,566

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	(32,755,970)
Net change in unrealized appreciation (depreciation) on securities	58,520,029

NET REALIZED AND UNREALIZED GAIN (LOSS)	25,764,059

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,955,625

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,191,566	$2,827,862
Net realized gain (loss) on investments	(32,755,970)	(29,619,912)
Net change in unrealized appreciation (depreciation) on investments	58,520,029	(55,916,326)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	26,955,625	(82,708,376)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(268,134)	(714,364)
Class IB	(861,894)	(2,166,871)

	(1,130,028)	(2,881,235)

Distributions from net realized capital gains
Class IA	—	(119,731)
Class IB	—	(355,457)

	—	(475,188)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,130,028)	(3,356,423)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 348,481 and 256,657 shares, respectively ]	2,515,614	2,636,966
Capital shares issued in reinvestment of dividends and distributions [ 30,937 and 107,086 shares, respectively ]	268,134	834,095
Capital shares repurchased [ (1,069,901) and (1,626,911) shares, respectively ]	(7,961,991)	(16,260,401)

Total Class IA transactions	(5,178,243)	(12,789,340)

Class IB
Capital shares sold [ 4,777,771 and 3,168,888 shares, respectively ]	34,725,622	31,565,898
Capital shares issued in reinvestment of dividends and distributions [ 99,309 and 323,744 shares, respectively ]	861,894	2,522,328
Capital shares repurchased [ (3,746,933) and (3,461,994) shares, respectively ]	(28,311,653)	(35,119,650)

Total Class IB transactions	7,275,863	(1,031,424)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,097,620	(13,820,764)

TOTAL INCREASE (DECREASE) IN NET ASSETS	27,923,217	(99,885,563)
NET ASSETS:
Beginning of year	138,418,198	238,303,761

End of year (a)	$166,341,415	$138,418,198

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$61,087	$(453)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	2006		April 29, 2005* to December 31, 2005
Net asset value, beginning of period	$7.53	$12.15	$12.36	$10.67		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.17 (e)	0.17 (e)	0.22	(e)	0.10 (e)
Net realized and unrealized gain (loss) on investments	1.30	(4.58)	0.29	1.65		0.66

Total from investment operations	1.38	(4.41)	0.46	1.87		0.76

Less distributions:
Dividends from net investment income	(0.08)	(0.18)	(0.18)	(0.10)		(0.07)
Distributions from net realized gains	—	(0.03)	(0.49)	(0.08)		(0.02)

Total dividends and distributions	(0.08)	(0.21)	(0.67)	(0.18)		(0.09)

Net asset value, end of period	$8.83	$7.53	$12.15	$12.36		$10.67

Total return (b)	18.33%	(36.41)%	3 .79%	17.48%		7.55%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$30,315	$31,031	$65,415	$74,235		$108
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.75%	0.75%	0.75%	0.75%		0.75%
After waivers, reimbursements and fees paid indirectly (a)	0.73%	0.73%	0.73%	0.74%		0.72%
Before waivers, reimbursements and fees paid indirectly (a)	0.83%	0.85%	0.81%	0.88	%(c)	1.50%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.03%	1.66%	1.35%	1.75%		1.43%
After waivers, reimbursements and fees paid indirectly (a)	1.05%	1.68%	1.36%	1.76%		1.46%
Before waivers, reimbursements and fees paid indirectly (a)	0.95%	1.56%	1.29%	1.67%		0.68%
Portfolio turnover rate	75%	109%	85%	49%		19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01	$0.01	$0 .01	$0.01		$0.05

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2009	2008	2007	2006		April 29, 2005* to December 31, 2005
Net asset value, beginning of period	$7.54	$12.16	$12.37	$10.68		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.15 (e)	0.14 (e)	0.16	(e)	0.08 (e)
Net realized and unrealized gain (loss) on investments	1.31	(4.58)	0.28	1.68		0.66

Total from investment operations	1.37	(4.43)	0.42	1.84		0.74

Less distributions:
Dividends from net investment income	(0.06)	(0.16)	(0.14)	(0.07)		(0.04)
Distributions from net realized gains	—	(0.03)	(0.49)	(0.08)		(0.02)

Total dividends and distributions	(0.06)	(0.19)	(0.63)	(0.15)		(0.06)

Net asset value, end of period	$8.85	$7.54	$12.16	$12.37		$10.68

Total return (b)	18.14%	(36.54)%	3.43%	17.26%		7.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$136,026	$107,388	$172,888	$156,413		$38,230
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.00%	1.00%	1.00%	1.00%		1.00%
After waivers, reimbursements and fees paid indirectly (a)	0.98%	0.98%	0.98%	0.99%		0.97%
Before waivers, reimbursements and fees paid indirectly (a)	1.08%	1.10%	1.06%	1.13	%(c)	1.75%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.74%	1.43%	1.08%	1.33%		1.18%
After waivers, reimbursements and fees paid indirectly (a)	0.77%	1.45%	1.10%	1.34%		1.21%
Before waivers, reimbursements and fees paid indirectly (a)	0.67%	1.33%	1.02%	1.19%		0.43%
Portfolio turnover rate	75%	109%	85%	49%		19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01	$0.01	$0.01	$0.02		$0.05

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	Since Incept.*
Portfolio – IA Shares	25.75%	3.47%
Portfolio – IB Shares	25.51	3.23
Russell 1000® Index	28.43	1.67
* Date of inception 4/29/05 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 25.75% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 1000® Index, returned 28.43% over the same period.

Asset Class Overview

Over the 12 months, large cap stocks, as measured by the Russell 1000® Index, returned 28.43%. Within the index, all sectors showed positive total returns, with a range of 12.4% (Telecommunication) to 62.0% (Information Technology). Three sectors (Materials, Information Technology, and Consumer Discretionary) showed total returns exceeding 40%. In addition to being the strongest performing sector, Information Technology was also the largest sector, comprising aproximately 18% of the index. Utilities and Telecomunications services were the worst performing sectors, although both still made a positive contribution to the benchmark’s return.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•

The largest contributor to performance relative to the Portfolio’s benchmark was stock selection within the Consumer Discretionary sector. Within the sector, casino operator Wynn Resorts was the best performer on a relative basis.

•	A relative underweight within the Utilities sector also added to relative performance during the year.

•	The Portfolio also benefited from a relative underweight within the Consumer Staples sector.

What hurt performance during the year:

•	The largest detractor from relative performance was stock selection within the Technology sector, as Nokia underperformed the sector.

•	Stock selection also hampered performance within the Financial Services sector, with Bank of America and SunTrust Banks detracting the most.

•	The Portfolio’s relative overweight in Financial Services also hurt performance, as this was one of the weakest sectors during the year.

Portfolio Positioning and Outlook

We believe we see improvements in economic data, although there may still be some mixed results as the recovery moves forward. The housing market and employment may be showing signs of stabilization, while the equity market has built further on the gains from March lows. Many companies have brought inventories down significantly, cut costs, and reinforced their balance sheets and cash positions. With the stabilizing of demand, we may see inventory replenishment and improved operating leverage. We believe that rising corporate profits may drive increased capital spending over the next few years, which could benefit technology firms,

At the end of the year, the Portfolio was overweight the Technology sector. The Portfolio also was overweight within the Financial Services and, Materials and Processing sectors. Producer Durables was the largest underweight while the Portfolio was underweight Consumer Staples, preferring exposure within the Consumer Discretionary sector.

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	21.0%
Financials	19.1
Consumer Discretionary	14.3
Energy	11.5
Health Care	10.6
Materials	7.6
Industrials	5.9
Consumer Staples	5.1
Telecommunication Services	1.4
Utilities	0.8
Cash and Other	2.7

100.0%

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,193.10	$4.15
Hypothetical (5% average return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	1,192.30	5.53
Hypothetical (5% average return before expenses)	1,000.00	1,020.16	5.09

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.3%)
Hotels, Restaurants & Leisure (5.5%)
Carnival Corp.*	59,700	$1,891,893
Darden Restaurants, Inc.	15,835	555,334
Hyatt Hotels Corp., Class A*	9,657	287,875
International Game Technology	70,033	1,314,519
Marriott International, Inc., Class A	107,301	2,923,952
Royal Caribbean Cruises Ltd.*	14,813	374,473
Starwood Hotels & Resorts Worldwide, Inc.	41,105	1,503,210
Wynn Resorts Ltd.	36,231	2,109,731

		10,960,987

Media (1.4%)
Time Warner, Inc.	38,038	1,108,427
Walt Disney Co.	54,585	1,760,366

		2,868,793

Multiline Retail (3.0%)
J.C. Penney Co., Inc.	40,764	1,084,730
Kohl’s Corp.*	32,461	1,750,622
Macy’s, Inc.	17,657	295,931
Target Corp.	58,038	2,807,298

		5,938,581

Specialty Retail (3.9%)
Bed Bath & Beyond, Inc.*	27,837	1,075,344
Best Buy Co., Inc.	46,768	1,845,465
Dick’s Sporting Goods, Inc.*	108,021	2,686,482
Home Depot, Inc.	69,304	2,004,965

		7,612,256

Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.	26,588	971,260

Total Consumer Discretionary		28,351,877

Consumer Staples (5.1%)
Beverages (1.6%)
Coca-Cola Co.	37,149	2,117,493
PepsiCo, Inc.	17,916	1,089,293

		3,206,786

Food & Staples Retailing (0.8%)
CVS Caremark Corp.	16,401	528,276
Wal-Mart Stores, Inc.	17,939	958,840

		1,487,116

Food Products (0.7%)
Kellogg Co.	9,607	511,092
Kraft Foods, Inc., Class A	27,901	758,349

		1,269,441

Household Products (1.8%)
Colgate-Palmolive Co.	8,210	674,451
Procter & Gamble Co.	47,866	2,902,116

		3,576,567

Tobacco (0.2%)
Altria Group, Inc.	23,229	455,985

Total Consumer Staples		9,995,895

	Number of Shares	Value (Note 1)

Energy (11.5%)
Energy Equipment & Services (2.5%)
Schlumberger Ltd.	52,324	$3,405,769
Smith International, Inc.	26,040	707,507
Weatherford International Ltd.*	49,588	888,121

		5,001,397

Oil, Gas & Consumable Fuels (9.0%)
Apache Corp.	14,683	1,514,845
Chevron Corp.	23,459	1,806,108
ConocoPhillips	13,965	713,193
Continental Resources, Inc.*	15,568	667,711
Devon Energy Corp.	13,402	985,047
EOG Resources, Inc.	11,506	1,119,534
Exxon Mobil Corp.	49,148	3,351,402
Hess Corp.	39,914	2,414,797
Marathon Oil Corp.	6,494	202,743
Occidental Petroleum Corp.	15,936	1,296,394
Petrohawk Energy Corp.*	15,675	376,043
Range Resources Corp.	7,042	351,044
Southwestern Energy Co.*	15,719	757,656
Suncor Energy, Inc.	62,955	2,222,941

		17,779,458

Total Energy		22,780,855

Financials (19.0%)
Capital Markets (6.6%)
Bank of New York Mellon Corp.	21,028	588,153
Franklin Resources, Inc.	9,776	1,029,902
Goldman Sachs Group, Inc.	25,987	4,387,645
Morgan Stanley	92,929	2,750,698
State Street Corp.	61,101	2,660,337
T. Rowe Price Group, Inc.	29,711	1,582,111

		12,998,846

Commercial Banks (4.6%)
Fifth Third Bancorp	138,646	1,351,799
PNC Financial Services Group, Inc.	43,299	2,285,754
Regions Financial Corp.	63,885	337,952
SunTrust Banks, Inc.	37,146	753,692
U.S. Bancorp	63,108	1,420,561
Wells Fargo & Co.	106,607	2,877,323

		9,027,081

Consumer Finance (1.0%)
Capital One Financial Corp.	50,658	1,942,228

Diversified Financial Services (4.7%)
Bank of America Corp.	317,411	4,780,210
JPMorgan Chase & Co.	110,208	4,592,367

		9,372,577

Insurance (1.5%)
MetLife, Inc.	51,540	1,821,939
Prudential Financial, Inc.	22,283	1,108,802

		2,930,741

Real Estate Investment Trusts (REITs) (0.6%)
Host Hotels & Resorts, Inc. (REIT)*	112,700	1,315,209

Total Financials		37,586,682

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Health Care (10.6%)
Biotechnology (3.3%)
Amgen, Inc.*	45,528	$2,575,519
Celgene Corp.*	16,815	936,259
Genzyme Corp.*	17,180	841,992
Gilead Sciences, Inc.*	27,844	1,205,088
Myriad Genetics, Inc.*	13,006	339,457
Vertex Pharmaceuticals, Inc.*	11,925	510,986

		6,409,301

Health Care Equipment & Supplies (0.5%)
Baxter International, Inc.	9,702	569,313
St. Jude Medical, Inc.*	12,516	460,339

		1,029,652

Health Care Providers & Services (1.6%)
Express Scripts, Inc.*	25,159	2,174,995
Medco Health Solutions, Inc.*	3,813	243,689
Quest Diagnostics, Inc.	12,206	736,998

		3,155,682

Pharmaceuticals (5.2%)
Abbott Laboratories, Inc.	38,084	2,056,155
Johnson & Johnson	45,856	2,953,585
Merck & Co., Inc.	72,110	2,634,900
Pfizer, Inc.	147,485	2,682,752

		10,327,392

Total Health Care		20,922,027

Industrials (5.9%)
Aerospace & Defense (2.2%)
Boeing Co.	2,024	109,559
Honeywell International, Inc.	24,682	967,535
Precision Castparts Corp.	16,051	1,771,228
United Technologies Corp.	21,337	1,481,001

		4,329,323

Electrical Equipment (0.2%)
Emerson Electric Co.	9,729	414,455

Industrial Conglomerates (0.5%)
General Electric Co.	62,111	939,739

Machinery (1.2%)
Eaton Corp.	14,813	942,403
Parker Hannifin Corp.	27,074	1,458,747

		2,401,150

Professional Services (0.5%)
Monster Worldwide, Inc.*	53,619	932,971

Road & Rail (1.3%)
Union Pacific Corp.	40,277	2,573,700

Total Industrials		11,591,338

Information Technology (21.0%)
Communications Equipment (3.3%)
Cisco Systems, Inc.*	124,850	2,988,909
Nokia Oyj (ADR)	44,060	566,171
QUALCOMM, Inc.	62,349	2,884,265

		6,439,345

	Number of Shares	Value (Note 1)

Computers & Peripherals (5.8%)
Apple, Inc.*	25,792	$5,438,501
Dell, Inc.*	72,099	1,035,342
EMC Corp.*	94,564	1,652,033
Hewlett-Packard Co.	63,304	3,260,789

		11,386,665

Electronic Equipment, Instruments & Components (0.5%)
Corning, Inc.	56,508	1,091,170

Internet Software & Services (2.5%)
Google, Inc., Class A*	7,835	4,857,543

IT Services (0.1%)
Mastercard, Inc., Class A	944	241,645

Semiconductors & Semiconductor Equipment (3.3%)
Broadcom Corp., Class A*	22,285	700,863
Intel Corp.	134,599	2,745,820
Micron Technology, Inc.*	170,214	1,797,460
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	48,264	552,140
Texas Instruments, Inc.	29,940	780,236

		6,576,519

Software (5.5%)
Activision Blizzard, Inc.*	198,516	2,205,513
Adobe Systems, Inc.*	83,662	3,077,088
Microsoft Corp.	145,899	4,448,461
VMware, Inc., Class A*	27,280	1,156,126

		10,887,188

Total Information Technology		41,480,075

Materials (7.6%)
Chemicals (5.5%)
Celanese Corp., Class A	31,508	1,011,407
Dow Chemical Co.	92,873	2,566,081
E.I. du Pont de Nemours & Co.	21,223	714,578
Monsanto Co.	52,232	4,269,966
Potash Corp. of Saskatchewan, Inc.	21,612	2,344,902

		10,906,934

Metals & Mining (2.1%)
Barrick Gold Corp.	25,040	986,075
Freeport-McMoRan Copper & Gold, Inc.*	20,114	1,614,953
United States Steel Corp.	25,833	1,423,915

		4,024,943

Total Materials		14,931,877

Telecommunication Services (1.4%)
Diversified Telecommunication Services (1.4%)
AT&T, Inc.	70,270	1,969,668
Verizon Communications, Inc.	21,613	716,039

Total Telecommunication Services		2,685,707

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Utilities (0.8%)
Electric Utilities (0.5%)
FPL Group, Inc.	11,417	$603,046
Progress Energy, Inc.	10,740	440,447

		1,043,493

Multi-Utilities (0.3%)
Dominion Resources, Inc.	15,932	620,074

Total Utilities		1,663,567

Total Common Stocks (97.2%) (Cost $167,062,943)		191,989,900

CONVERTIBLE PREFERRED STOCK:
Financials (0.1%)
Diversified Financial Services (0.1%)
Bank of America Corp. 10.000%(l)*	15,300	228,276

Total Convertible Preferred Stocks (0.1%) (Cost $229,500)		228,276

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Time Deposit (2.7%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $5,292,646)	$5,292,646	$5,292,646

Total Investments (100.0%) (Cost/Amortized Cost $172,585,089)		197,510,822
Other Assets Less Liabilities (0.0%)		(64,020)

Net Assets (100%)		$197,446,802

*	Non-income producing.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$28,351,877	$—	$—	$28,351,877
Consumer Staples	9,995,895	—	—	9,995,895
Energy	22,780,855	—	—	22,780,855
Financials	37,586,682	—	—	37,586,682
Health Care	20,922,027	—	—	20,922,027
Industrials	11,591,338	—	—	11,591,338
Information Technology	41,480,075	—	—	41,480,075
Materials	14,931,877	—	—	14,931,877
Telecommunication Services	2,685,707	—	—	2,685,707
Utilities	1,663,567	—	—	1,663,567
Convertible Preferred Stocks
Financials	228,276	—	—	228,276
Short-Term Investments	—	5,292,646	—	5,292,646

Total Assets	$192,218,176	$5,292,646	$—	$197,510,822

Total Liabilities	$—	$—	$—	$—

Total	$192,218,176	$5,292,646	$—	$197,510,822

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$118,274,190
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$66,049,664

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$24,951,334
Aggregate gross unrealized depreciation	(3,695,039)

Net unrealized appreciation	$21,256,295

Federal income tax cost of investments	$176,254,527

The Portfolio has a net capital loss carryforward of $14,102,674 of which $3,308,587 expires in the year 2016, and $10,794,087 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $172,585,089)	$197,510,822
Dividends, interest and other receivables	159,373
Receivable from Separate Accounts for Trust shares sold	145,715
Other assets	459

Total assets	197,816,369

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	137,322
Investment management fees payable	94,739
Distribution fees payable - Class IB	39,772
Administrative fees payable	19,403
Trustees’ fees payable	64
Accrued expenses	78,267

Total liabilities	369,567

NET ASSETS	$197,446,802

Net assets were comprised of:
Paid in capital	$191,269,143
Accumulated undistributed net investment income (loss)	136,950
Accumulated undistributed net realized gain (loss) on investments	(18,885,024)
Unrealized appreciation (depreciation) on investments	24,925,733

Net assets	$197,446,802

Class IA
Net asset value, offering and redemption price per share, $6,802,844 / 638,999 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.65

Class IB
Net asset value, offering and redemption price per share, $190,643,958 / 17,888,874 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.66

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $4,738 foreign withholding tax)	$2,679,235

EXPENSES
Investment management fees	974,062
Distribution fees - Class IB	364,424
Administrative fees	183,288
Printing and mailing expenses	42,026
Custodian fees	22,500
Professional fees	21,005
Trustees’ fees	3,495
Miscellaneous	9,589

Gross expenses	1,620,389
Less: Waiver from investment advisor	(130,954)
Fees paid indirectly	(14,832)

Net expenses	1,474,603

NET INVESTMENT INCOME (LOSS)	1,204,632

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	(12,141,494)
Net change in unrealized appreciation (depreciation) on securities	50,293,465

NET REALIZED AND UNREALIZED GAIN (LOSS)	38,151,971

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$39,356,603

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,204,632	$1,289,119
Net realized gain (loss) on investments	(12,141,494)	(6,521,294)
Net change in unrealized appreciation (depreciation) on investments	50,293,465	(33,447,648)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	39,356,603	(38,679,823)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(53,206)	(44,206)
Class IB	(1,014,332)	(1,254,041)

	(1,067,538)	(1,298,247)

Distributions from net realized capital gains
Class IA	—	(17,877)
Class IB	—	(694,046)

	—	(711,923)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,067,538)	(2,010,170)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 460,904 and 325,885 shares, respectively ]	4,353,593	3,484,778
Capital shares issued in reinvestment of dividends and distributions [ 5,108 and 6,789 shares, respectively ]	53,206	62,083
Capital shares repurchased [ (167,068) and (92,869) shares, respectively ]	(1,506,780)	(938,955)

Total Class IA transactions	2,900,019	2,607,906

Class IB
Capital shares sold [ 10,636,287 and 8,405,320 shares, respectively ]	94,286,990	90,045,499
Capital shares issued in reinvestment of dividends and distributions [ 97,251 and 208,896 shares, respectively ]	1,014,332	1,948,087
Capital shares repurchased [ (4,656,094) and (4,084,811) shares, respectively ]	(42,771,761)	(43,196,507)

Total Class IB transactions	52,529,561	48,797,079

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	55,429,580	51,404,985

TOTAL INCREASE (DECREASE) IN NET ASSETS	93,718,645	10,714,992
NET ASSETS:
Beginning of year	103,728,157	93,013,165

End of year (a)	$197,446,802	$103,728,157

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$136,950	$(144)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				April 29, 2005* to December 31, 2005
Class IA	2009	2008	2007	2006
Net asset value, beginning of period	$8.53	$12.59	$11.88	$10.69	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.16 (e)	0.13 (e)	0.14 (e)	0.08 (e)
Net realized and unrealized gain (loss) on investments	2.10	(4.02)	1.16	1.24	0.67

Total from investment operations	2.20	(3.86)	1.29	1.38	0.75

Less distributions:
Dividends from net investment income	(0.08)	(0.13)	(0.12)	(0.12)	(0.06)
Distributions from net realized gains	—	(0.07)	(0.46)	(0.07)	—

Total dividends and distributions	(0.08)	(0.20)	(0.58)	(0.19)	(0.06)

Net asset value, end of period	$10.65	$8.53	$12.59	$11.88	$10.69

Total return (b)	25.86%	(30.80)%	10.99%	12.92%	7.53%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,803	$2,900	$1,262	$121	$107
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.75%	0.75%	0.75%	0.75%	0.75%
After waivers, reimbursements and fees paid indirectly (a)	0.74%	0.74%	0.74%	0.74%	0.74%
Before waivers, reimbursements and fees paid indirectly (a)	0.84%	0.87%	0.86%	1.03%	1.89%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.03%	1.46%	1.03%	1.21%	1.12%
After waivers, reimbursements and fees paid indirectly (a)	1.04%	1.46%	1.04%	1.22%	1.13%
Before waivers, reimbursements and fees paid indirectly (a)	0.95%	1.34%	0.92%	0.93%	(0.02)%
Portfolio turnover rate	46%	43%	42%	36%	26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0 .01	$0 .01	$0 .01	$0 .03	$0 .08

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,						April 29, 2005* to December 31, 2005
Class IB	2009	2008	2007		2006
Net asset value, beginning of period	$8.54	$12.60	$11.89		$10.69		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.13 (e)	0.10	(e)	0.11	(e)	0.06 (e)
Net realized and unrealized gain (loss) on investments	2.11	(4.01)	1.16		1.25		0.67

Total from investment operations	2.18	(3.88)	1.26		1.36		0.73

Less distributions:
Dividends from net investment income	(0.06)	(0.11)	(0.09)		(0.09)		(0.04)
Distributions from net realized gains	—	(0.07)	(0.46)		(0.07)		—

Total dividends and distributions	(0.06)	(0.18)	(0.55)		(0.16)		(0.04)

Net asset value, end of period	$10.66	$8.54	$12.60		$11.89		$10.69

Total return (b)	25.51%	(30.95)%	10.69%		12.63%		7.36%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$190,644	$100,829	$91,751		$58,690		$27,015
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.00%	1.00%	1.00%		1.00%		1.00%
After waivers, reimbursements and fees paid indirectly (a)	0.99%	0.99%	0.99%		0.99%		0.99%
Before waivers, reimbursements and fees paid indirectly (a)	1.09%	1.12%	1.11	%(c)	1.28	%(c)	2.14%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.79%	1.19%	0.82%		0 .96%		0.87%
After waivers, reimbursements and fees paid indirectly (a)	0.80%	1.19%	0.83%		0.97%		0.88%
Before waivers, reimbursements and fees paid indirectly (a)	0.70%	1.07%	0.69%		0.70%		(0.27)%
Portfolio turnover rate	46%	43%	42%		36%		26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01	$0.01	$0.02		$0.03		$0.08

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MID CAP INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	36.43%	(2.17)%	0.68%
Portfolio – IB Shares	36.18	(2.40)	0.48
S&P Mid Cap 400 Index	37.38	3.27	4.37

*   Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to remove the effect of 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 9/1/00

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 36.43% for the year ended December 31, 2009. The Portfolio’s benchmark, the S&P Mid Cap 400 Index, returned 37.38% over the same period.

Asset Class Overview

Over the 12 months, mid cap stocks, as measured by the S&P Mid Cap 400 Index, returned an impressive 37.38%. A large portion of this return came from the information technology and consumer discretionary sectors which, combined, represented approximately 30% of the index. Industrials, health care and energy sectors made significant contributions to performance. The smallest contribution to the benchmark’s return came from the consumer staples and telecommunications services sectors.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	At year-end, the largest sector by weight was the Financial sector followed by the Consumer Discretionary and Industrials sectors.

•	The Consumer Discretionary sector contributed the most to performance with positive contributions from Priceline.com Inc. and Carmax Inc.

•	The Information Technology sector was the next best contributor with positive contributions from Western Digital Corp. and Cree Inc.

•	On an individual stock basis, other leading positive contributors were Newfield Exploration Co. and Pride International Inc. (both in the Energy sector).

What hurt performance during the year:

•	The Telecommunication Services sector contributed the least to the Portfolio’s performance during the period followed by Consumer Staples.

•	On an individual stock basis, the largest negative contributors to the return for the quarter were Synovus Financial Corp., Associated Banc Corp., and W.R. Berkley Corp. (all in the Financial sector).

Portfolio Positioning and Outlook

The Portfolio will continue to meet its performance objective by approximating the investment return of the underlying index, the S&P Mid Cap 400 Index.

It is not possible to invest directly in an unmanaged index such as the S&P Mid Cap 400 Index.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	18 .8%
Information Technology	14 .9
Industrials	14.3
Consumer Discretionary	13.7
Health Care	11.9
Energy	6.7
Utilities	6.6
Materials	6.2
Consumer Staples	3.9
Telecommunication Services	0.8
Cash and Other	2.2

100.0%

EQ/MID CAP INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,263.20	$2.85
Hypothetical (5% average return before expenses)	1,000.00	1,022.68	2.55
Class IB
Actual	1,000.00	1,261.90	4.22
Hypothetical (5% average return before expenses)	1,000.00	1,021.48	3.77

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.50% and 0.74%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.7%)
Auto Components (0.7%)
BorgWarner, Inc.^	148,076	$4,919,085
Gentex Corp.	174,826	3,120,644

		8,039,729

Automobiles (0.1%)
Thor Industries, Inc.	45,121	1,416,799

Distributors (0.3%)
LKQ Corp.*	179,610	3,518,560

Diversified Consumer Services (1.7%)
Brink’s Home Security Holdings, Inc.*^	57,956	1,891,684
Career Education Corp.*	89,051	2,075,779
Corinthian Colleges, Inc.*^	111,244	1,531,830
ITT Educational Services, Inc.*^	40,163	3,854,042
Matthews International Corp., Class A	38,308	1,357,252
Regis Corp.	72,562	1,129,790
Service Corp. International	321,852	2,635,968
Sotheby’s, Inc.	85,358	1,918,848
Strayer Education, Inc.	17,951	3,814,408

		20,209,601

Hotels, Restaurants & Leisure (1.7%)
Bob Evans Farms, Inc.	39,419	1,141,180
Boyd Gaming Corp.*	70,826	592,814
Brinker International, Inc.	130,316	1,944,315
Cheesecake Factory, Inc.*^	77,563	1,674,585
Chipotle Mexican Grill, Inc.*	40,173	3,541,652
International Speedway Corp., Class A	38,981	1,109,009
Life Time Fitness, Inc.*	53,478	1,333,206
Panera Bread Co., Class A*^	40,052	2,682,282
Scientific Games Corp., Class A*	82,598	1,201,801
Wendy’s/Arby’s Group, Inc., Class A	464,907	2,180,414
WMS Industries, Inc.*	67,384	2,695,360

		20,096,618

Household Durables (1.8%)
American Greetings Corp., Class A^	50,136	1,092,463
KB Home	94,200	1,288,656
M.D.C. Holdings, Inc.	47,686	1,480,173
Mohawk Industries, Inc.*	71,281	3,392,976
NVR, Inc.*	7,577	5,385,050
Ryland Group, Inc.	55,607	1,095,458
Toll Brothers, Inc.*^	174,097	3,274,765
Tupperware Brands Corp.	80,736	3,759,875

		20,769,416

Internet & Catalog Retail (0.3%)
Netflix, Inc.*^	54,955	3,030,219

Media (0.8%)
DreamWorks Animation SKG, Inc., Class A*	95,702	3,823,295
Harte-Hanks, Inc.	49,239	530,796

	Number of Shares	Value (Note 1)

John Wiley & Sons, Inc., Class A	54,196	$2,269,729
Lamar Advertising Co., Class A*	68,411	2,126,898
Scholastic Corp.	32,428	967,327

		9,718,045

Multiline Retail (0.6%)
99 Cents Only Stores*	57,465	751,068
Dollar Tree, Inc.*	113,419	5,478,138
Saks, Inc.*	206,129	1,352,206

		7,581,412

Specialty Retail (4.6%)
Aaron’s, Inc.	69,820	1,936,109
Advance Auto Parts, Inc.^	121,451	4,916,337
Aeropostale, Inc.*^	85,428	2,908,823
American Eagle Outfitters, Inc.^	264,185	4,485,861
AnnTaylor Stores Corp.*^	74,091	1,010,601
Barnes & Noble, Inc.^	50,419	961,490
CarMax, Inc.*^	282,417	6,848,612
Chico’s FAS, Inc.*	226,370	3,180,499
Coldwater Creek, Inc.*^	74,156	330,736
Collective Brands, Inc.*	82,465	1,877,728
Dick’s Sporting Goods, Inc.*^	113,813	2,830,529
Foot Locker, Inc.	197,978	2,205,475
Guess?, Inc.	73,854	3,124,024
J. Crew Group, Inc.*^	71,134	3,182,535
PetSmart, Inc.^	158,901	4,241,068
Rent-A-Center, Inc.*	85,284	1,511,232
Urban Outfitters, Inc.*	164,482	5,755,225
Williams-Sonoma, Inc.	134,479	2,794,474

		54,101,358

Textiles, Apparel & Luxury Goods (1.1%)
Fossil, Inc.*	60,793	2,040,213
Hanesbrands, Inc.*	120,865	2,914,055
Phillips-Van Heusen Corp.	65,891	2,680,446
Timberland Co., Class A*	56,477	1,012,633
Under Armour, Inc., Class A*^	48,653	1,326,767
Warnaco Group, Inc.*	58,400	2,463,896

		12,438,010

Total Consumer Discretionary		160,919,767

Consumer Staples (3.9%)
Beverages (0.5%)
Hansen Natural Corp.*	92,050	3,534,720
PepsiAmericas, Inc.	70,926	2,075,295

		5,610,015

Food & Staples Retailing (0.3%)
BJ’s Wholesale Club, Inc.*	70,772	2,314,952
Ruddick Corp.^	51,825	1,333,458

		3,648,410

Food Products (1.5%)
Corn Products International, Inc.	95,289	2,785,297
Flowers Foods, Inc.^	98,949	2,351,028

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Green Mountain Coffee Roasters, Inc.*	44,500	$3,625,415
Lancaster Colony Corp.	25,185	1,251,695
Ralcorp Holdings, Inc.*	72,011	4,299,777
Smithfield Foods, Inc.*^	178,737	2,715,015
Tootsie Roll Industries, Inc.	33,150	907,647

		17,935,874

Household Products (0.9%)
Church & Dwight Co., Inc.	89,399	5,404,169
Energizer Holdings, Inc.*	88,777	5,440,255

		10,844,424

Personal Products (0.6%)
Alberto-Culver Co.^	108,426	3,175,797
NBTY, Inc.*	78,540	3,419,632

		6,595,429

Tobacco (0.1%)
Universal Corp.^	31,564	1,439,634

Total Consumer Staples		46,073,786

Energy (6.7%)
Energy Equipment & Services (2.8%)
Atwood Oceanics, Inc.*	72,000	2,581,200
Exterran Holdings, Inc.*^	79,549	1,706,326
Helix Energy Solutions Group, Inc.*	116,589	1,369,921
Helmerich & Payne, Inc.	133,953	5,342,045
Oceaneering International, Inc.*	69,784	4,083,760
Patterson-UTI Energy, Inc.	195,019	2,993,542
Pride International, Inc.*^	222,167	7,089,349
Superior Energy Services, Inc.*	100,284	2,435,898
Tidewater, Inc.	65,923	3,161,008
Unit Corp.*	51,886	2,205,155

		32,968,204

Oil, Gas & Consumable Fuels (3.9%)
Arch Coal, Inc.^	206,224	4,588,484
Bill Barrett Corp.*	49,074	1,526,692
Cimarex Energy Co.	106,139	5,622,183
Comstock Resources, Inc.*	59,066	2,396,308
Encore Acquisition Co.*	70,608	3,390,596
Forest Oil Corp.*^	143,304	3,188,514
Frontier Oil Corp.^	134,910	1,624,316
Mariner Energy, Inc.*^	129,575	1,504,366
Newfield Exploration Co.*	168,933	8,147,639
Overseas Shipholding Group, Inc.	30,243	1,329,180
Patriot Coal Corp.*^	95,403	1,474,930
Plains Exploration & Production Co.*	176,814	4,890,675
Quicksilver Resources, Inc.*	150,705	2,262,082
Southern Union Co.	157,452	3,574,160

		45,520,125

Total Energy		78,488,329

Financials (18.8%)
Capital Markets (2.0%)
Affiliated Managers Group, Inc.*^	53,408	3,597,029

	Number of Shares	Value (Note 1)

Apollo Investment Corp.	221,822	$2,113,964
Eaton Vance Corp.	149,105	4,534,283
Jefferies Group, Inc.*^	155,857	3,698,487
Raymond James Financial, Inc.	126,046	2,996,113
SEI Investments Co.	165,389	2,897,615
Waddell & Reed Financial, Inc., Class A	109,099	3,331,883

		23,169,374

Commercial Banks (3.2%)
Associated Banc-Corp^	161,700	1,780,317
BancorpSouth, Inc.^	93,395	2,191,047
Bank of Hawaii Corp.	60,852	2,863,695
Cathay General Bancorp	78,718	594,321
City National Corp./California^	54,807	2,499,199
Commerce Bancshares, Inc./Missouri^	92,692	3,589,034
Cullen/Frost Bankers, Inc.^	76,126	3,806,300
FirstMerit Corp.^	109,299	2,201,282
Fulton Financial Corp.^	226,531	1,975,350
International Bancshares Corp.^	65,960	1,248,623
PacWest Bancorp	38,265	771,040
SVB Financial Group*^	52,081	2,171,257
Synovus Financial Corp.^	606,663	1,243,659
TCF Financial Corp.^	142,482	1,940,605
Trustmark Corp.^	71,263	1,606,268
Valley National Bancorp^	188,214	2,659,464
Webster Financial Corp.^	81,611	968,723
Westamerica Bancorp	37,012	2,049,354
Wilmington Trust Corp.^	88,235	1,088,820

		37,248,358

Consumer Finance (0.2%)
AmeriCredit Corp.*^	122,581	2,333,942

Diversified Financial Services (0.4%)
MSCI, Inc., Class A*	131,700	4,188,060

Insurance (4.2%)
American Financial Group, Inc./Ohio	100,579	2,509,446
Arthur J. Gallagher & Co.	129,386	2,912,479
Brown & Brown, Inc.	149,803	2,691,960
Everest Reinsurance Group Ltd.	77,304	6,623,407
Fidelity National Financial, Inc., Class A	293,284	3,947,602
First American Corp.	127,655	4,226,657
Hanover Insurance Group, Inc.^	64,579	2,869,245
HCC Insurance Holdings, Inc.^	143,008	3,999,934
Horace Mann Educators Corp.	49,837	622,962
Mercury General Corp.	45,788	1,797,637
Old Republic International Corp.^	305,648	3,068,706
Protective Life Corp.	108,720	1,799,316
Reinsurance Group of America, Inc.	92,572	4,411,056
StanCorp Financial Group, Inc.	62,274	2,492,205
Unitrin, Inc.	63,495	1,400,065
W.R. Berkley Corp.	171,669	4,229,924

		49,602,601

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Real Estate Investment Trusts (REITs) (7.1%)
Alexandria Real Estate Equities, Inc. (REIT)	56,265	$3,617,277
AMB Property Corp. (REIT)^	186,309	4,760,195
BRE Properties, Inc. (REIT)^	69,147	2,287,383
Camden Property Trust (REIT)^	81,575	3,456,333
Corporate Office Properties Trust/Maryland (REIT)^	74,002	2,710,693
Cousins Properties, Inc. (REIT)	127,060	969,468
Duke Realty Corp. (REIT)	284,104	3,457,546
Equity One, Inc. (REIT)	42,239	683,005
Essex Property Trust, Inc. (REIT)^	37,102	3,103,582
Federal Realty Investment Trust (REIT)^	77,712	5,262,657
Highwoods Properties, Inc. (REIT)^	90,366	3,013,706
Hospitality Properties Trust (REIT)	157,098	3,724,794
Liberty Property Trust (REIT)	143,408	4,590,490
Macerich Co. (REIT)	125,150	4,499,142
Mack-Cali Realty Corp. (REIT)	99,892	3,453,266
Nationwide Health Properties, Inc. (REIT)^	142,848	5,025,393
Omega Healthcare Investors, Inc. (REIT)	108,131	2,103,148
Potlatch Corp. (REIT)	51,247	1,633,754
Rayonier, Inc. (REIT)	100,927	4,255,082
Realty Income Corp. (REIT)^	132,323	3,428,489
Regency Centers Corp. (REIT)	101,899	3,572,579
Senior Housing Properties Trust (REIT)	162,200	3,547,314
SL Green Realty Corp. (REIT)	98,109	4,928,996
UDR, Inc. (REIT)	194,527	3,198,024
Weingarten Realty Investors (REIT)^	132,574	2,623,639

		83,905,955

Real Estate Management & Development (0.3%)
Jones Lang LaSalle, Inc.^	53,488	3,230,675

Thrifts & Mortgage Finance (1.4%)
Astoria Financial Corp.^	103,689	1,288,855
First Niagara Financial Group, Inc.	239,635	3,333,323
New York Community Bancorp, Inc.^	529,408	7,681,710
NewAlliance Bancshares, Inc.	135,018	1,621,566
Washington Federal, Inc.^	142,933	2,764,324

		16,689,778

Total Financials		220,368,743

Health Care (11.9%)
Biotechnology (1.4%)
OSI Pharmaceuticals, Inc.*	73,556	2,282,443
United Therapeutics Corp.*	60,304	3,175,006
Vertex Pharmaceuticals, Inc.*	245,351	10,513,290

		15,970,739

Health Care Equipment & Supplies (3.7%)
Beckman Coulter, Inc.	88,255	5,775,407

	Number of Shares	Value (Note 1)

Edwards Lifesciences Corp.*	71,858	$6,240,867
Gen-Probe, Inc.*^	63,801	2,737,063
Hill-Rom Holdings, Inc.	80,614	1,933,930
Hologic, Inc.*^	327,660	4,751,070
IDEXX Laboratories, Inc.*	74,331	3,972,249
Immucor, Inc.*	89,208	1,805,570
Kinetic Concepts, Inc.*^	78,783	2,966,180
Masimo Corp.*	66,775	2,031,295
ResMed, Inc.*^	96,188	5,027,747
STERIS Corp.^	75,420	2,109,497
Teleflex, Inc.	50,457	2,719,128
Thoratec Corp.*^	72,215	1,944,028

		44,014,031

Health Care Providers & Services (3.2%)
Community Health Systems, Inc.*	117,942	4,198,735
Health Management Associates, Inc., Class A*^	315,539	2,293,969
Health Net, Inc.*	133,069	3,099,177
Henry Schein, Inc.*^	114,960	6,046,896
Kindred Healthcare, Inc.*	50,244	927,504
LifePoint Hospitals, Inc.*	69,329	2,253,886
Lincare Holdings, Inc.*^	86,571	3,213,516
Omnicare, Inc.	151,456	3,662,206
Owens & Minor, Inc.	53,744	2,307,230
Psychiatric Solutions, Inc.*	71,082	1,502,673
Universal Health Services, Inc., Class B	125,134	3,816,587
VCA Antech, Inc.*	108,349	2,700,057
WellCare Health Plans, Inc.*	53,808	1,977,982

		38,000,418

Health Care Technology (0.6%)
Cerner Corp.*^	86,258	7,111,109

Life Sciences Tools & Services (2.0%)
Affymetrix, Inc.*^	89,821	524,555
Bio-Rad Laboratories, Inc., Class A*	24,363	2,350,055
Charles River Laboratories International, Inc.*	83,550	2,814,799
Covance, Inc.*^	81,366	4,440,143
Mettler-Toledo International, Inc.*	42,814	4,495,042
Pharmaceutical Product Development, Inc.	150,163	3,519,821
Techne Corp.	47,295	3,242,545
Varian, Inc.*	36,590	1,885,848

		23,272,808

Pharmaceuticals (1.0%)
Endo Pharmaceuticals Holdings, Inc.*	148,841	3,052,729
Medicis Pharmaceutical Corp., Class A	75,701	2,047,712
Perrigo Co.^	102,385	4,079,019
Valeant Pharmaceuticals International*	85,675	2,723,608

		11,903,068

Total Health Care		140,272,173

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Industrials (14.3%)
Aerospace & Defense (0.6%)
Alliant Techsystems, Inc.*^	41,871	$3,695,953
BE Aerospace, Inc.*	129,029	3,032,182

		6,728,135

Airlines (0.3%)
AirTran Holdings, Inc.*^	171,328	894,332
Alaska Air Group, Inc.*	44,842	1,549,740
JetBlue Airways Corp.*^	264,056	1,439,105

		3,883,177

Building Products (0.2%)
Lennox International, Inc.^	61,866	2,415,249

Commercial Services & Supplies (1.6%)
Brink’s Co.	60,934	1,483,134
Clean Harbors, Inc.*	28,958	1,726,186
Copart, Inc.*^	85,442	3,129,740
Corrections Corp. of America*	146,401	3,594,145
Deluxe Corp.^	65,679	971,392
Herman Miller, Inc.^	71,218	1,138,064
HNI Corp.	57,248	1,581,762
Mine Safety Appliances Co.^	38,444	1,019,919
Rollins, Inc.	56,553	1,090,342
Waste Connections, Inc.*	101,659	3,389,311

		19,123,995

Construction & Engineering (1.5%)
Aecom Technology Corp.*	143,331	3,941,603
Granite Construction, Inc.	42,793	1,440,412
KBR, Inc.	204,144	3,878,736
Shaw Group, Inc.*^	106,339	3,057,246
URS Corp.*	107,361	4,779,712

		17,097,709

Electrical Equipment (1.3%)
AMETEK, Inc.^	137,016	5,239,492
Hubbell, Inc., Class B	75,214	3,557,622
Regal-Beloit Corp.	46,900	2,435,986
Thomas & Betts Corp.*	66,933	2,395,532
Woodward Governor Co.	72,095	1,857,888

		15,486,520

Industrial Conglomerates (0.2%)
Carlisle Cos., Inc.	77,595	2,658,405

Machinery (5.3%)
AGCO Corp.*^	117,342	3,794,840
Bucyrus International, Inc.	95,367	5,375,838
Crane Co.	59,210	1,813,010
Donaldson Co., Inc.^	98,063	4,171,600
Federal Signal Corp.^	61,510	370,290
Graco, Inc.	76,075	2,173,463
Harsco Corp.	101,912	3,284,624
IDEX Corp.^	103,400	3,220,910
Joy Global, Inc.	130,046	6,709,073
Kennametal, Inc.	103,603	2,685,390
Lincoln Electric Holdings, Inc.	54,197	2,897,372
Nordson Corp.^	42,903	2,624,805
Oshkosh Corp.	113,521	4,203,683
Pentair, Inc.	124,766	4,029,942
SPX Corp.	62,566	3,422,360

	Number of Shares	Value (Note 1)

Terex Corp.*^	137,884	$2,731,482
Timken Co.	101,393	2,404,028
Trinity Industries, Inc.^	100,270	1,748,709
Valmont Industries, Inc.	25,423	1,994,434
Wabtec Corp.^	60,363	2,465,225

		62,121,078

Marine (0.4%)
Alexander & Baldwin, Inc.^	52,844	1,808,850
Kirby Corp.*^	68,708	2,393,100

		4,201,950

Professional Services (1.3%)
Corporate Executive Board Co.	43,456	991,666
FTI Consulting, Inc.*	65,702	3,098,506
Korn/Ferry International*	59,438	980,727
Manpower, Inc.	99,516	5,431,583
MPS Group, Inc.*	118,049	1,621,993
Navigant Consulting, Inc.*	63,455	942,941
Watson Wyatt Worldwide, Inc., Class A	54,397	2,584,946

		15,652,362

Road & Rail (1.2%)
Con-way, Inc.	62,553	2,183,725
J.B. Hunt Transport Services, Inc.	111,542	3,599,460
Kansas City Southern*^	122,256	4,069,902
Landstar System, Inc.	65,279	2,530,867
Werner Enterprises, Inc.	55,763	1,103,550

		13,487,504

Trading Companies & Distributors (0.4%)
GATX Corp.	58,632	1,685,670
MSC Industrial Direct Co., Class A	55,869	2,625,843
United Rentals, Inc.*	76,508	750,543

		5,062,056

Total Industrials		167,918,140

Information Technology (14.9%)
Communications Equipment (1.9%)
3Com Corp.*	498,570	3,739,275
ADC Telecommunications, Inc.*^	124,104	770,686
ADTRAN, Inc.^	71,373	1,609,461
Ciena Corp.*	116,500	1,262,860
CommScope, Inc.*	118,944	3,155,584
F5 Networks, Inc.*	100,705	5,335,351
Palm, Inc.*^	210,486	2,113,280
Plantronics, Inc.	62,440	1,622,191
Polycom, Inc.*	107,229	2,677,508

		22,286,196

Computers & Peripherals (0.4%)
Diebold, Inc.	85,083	2,420,611
NCR Corp.*	202,398	2,252,690

		4,673,301

Electronic Equipment, Instruments & Components (2.4%)
Arrow Electronics, Inc.*	152,225	4,507,382
Avnet, Inc.*	192,296	5,799,647

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Ingram Micro, Inc., Class A*	207,899	$3,627,838
Itron, Inc.*	51,002	3,446,205
National Instruments Corp.	72,227	2,127,085
Tech Data Corp.*	64,581	3,013,349
Trimble Navigation Ltd.*	152,914	3,853,433
Vishay Intertechnology, Inc.*	238,093	1,988,077

		28,363,016

Internet Software & Services (0.9%)
AOL, Inc.*	137,100	3,191,688
Digital River, Inc.*	48,851	1,318,488
Equinix, Inc.*	49,672	5,272,683
ValueClick, Inc.*	110,900	1,122,308

		10,905,167

IT Services (2.9%)
Acxiom Corp.*	102,171	1,371,135
Alliance Data Systems Corp.*^	67,409	4,353,947
Broadridge Financial Solutions, Inc.	177,051	3,994,271
Convergys Corp.*^	156,600	1,683,450
DST Systems, Inc.*	50,067	2,180,418
Gartner, Inc.*	76,085	1,372,573
Global Payments, Inc.	103,005	5,547,849
Hewitt Associates, Inc., Class A*	105,751	4,469,037
Lender Processing Services, Inc.	121,995	4,960,317
ManTech International Corp., Class A*	28,338	1,368,159
NeuStar, Inc., Class A*	94,206	2,170,506
SRA International, Inc., Class A*	54,774	1,046,184

		34,517,846

Office Electronics (0.2%)
Zebra Technologies Corp., Class A*	74,853	2,122,831

Semiconductors & Semiconductor Equipment (2.5%)
Atmel Corp.*	576,153	2,656,065
Cree, Inc.*	131,962	7,438,698
Fairchild Semiconductor International, Inc.*	156,594	1,564,374
Integrated Device Technology, Inc.*	214,541	1,388,080
International Rectifier Corp.*	91,640	2,027,077
Intersil Corp., Class A	155,942	2,392,150
Lam Research Corp.*	161,966	6,350,687
RF Micro Devices, Inc.*	339,930	1,621,466
Semtech Corp.*^	78,440	1,334,265
Silicon Laboratories, Inc.*	57,993	2,803,382

		29,576,244

Software (3.7%)
ACI Worldwide, Inc.*	43,756	750,415
Advent Software, Inc.*	19,971	813,419
ANSYS, Inc.*	112,968	4,909,589
Cadence Design Systems, Inc.*^	341,450	2,045,285
FactSet Research Systems, Inc.	53,842	3,546,573
Fair Isaac Corp.^	62,184	1,325,141
Informatica Corp.*^	113,665	2,939,377
Jack Henry & Associates, Inc.	107,438	2,483,967

	Number of Shares	Value (Note 1)

Mentor Graphics Corp.*^	125,147	$1,105,048
MICROS Systems, Inc.*	102,068	3,167,170
Parametric Technology Corp.*	150,068	2,452,111
Quest Software, Inc.*	79,360	1,460,224
Rovi Corp.*^	131,244	4,182,746
Solera Holdings, Inc.^	88,800	3,197,688
Sybase, Inc.*	103,563	4,494,634
Synopsys, Inc.*	185,634	4,135,926

		43,009,313

Total Information Technology		175,453,914

Materials (6.2%)
Chemicals (3.1%)
Albemarle Corp.	116,568	4,239,578
Ashland, Inc.^	95,729	3,792,783
Cabot Corp.	82,764	2,170,900
Cytec Industries, Inc.^	61,799	2,250,720
Lubrizol Corp.	86,936	6,341,981
Minerals Technologies, Inc.	23,654	1,288,433
Olin Corp.	99,897	1,750,196
RPM International, Inc.	163,666	3,327,330
Scotts Miracle-Gro Co., Class A	57,805	2,272,315
Sensient Technologies Corp.	62,208	1,636,070
Terra Industries, Inc.	126,876	4,084,138
Valspar Corp.	127,931	3,472,047

		36,626,491

Construction Materials (0.4%)
Martin Marietta Materials, Inc.	56,748	5,073,839

Containers & Packaging (1.5%)
AptarGroup, Inc.	86,380	3,087,221
Greif, Inc., Class A	43,490	2,347,590
Packaging Corp. of America	131,315	3,021,558
Silgan Holdings, Inc.	34,000	1,967,920
Sonoco Products Co.	126,818	3,709,427
Temple-Inland, Inc.	135,841	2,867,604

		17,001,320

Metals & Mining (1.1%)
Carpenter Technology Corp.	56,838	1,531,784
Commercial Metals Co.	142,575	2,231,299
Reliance Steel & Aluminum Co.	81,099	3,505,099
Steel Dynamics, Inc.	273,585	4,847,926
Worthington Industries, Inc.	77,819	1,017,094

		13,133,202

Paper & Forest Products (0.1%)
Louisiana-Pacific Corp.*^	158,192	1,104,180

Total Materials		72,939,032

Telecommunication Services (0.8%)
Diversified Telecommunication Services (0.3%)
Cincinnati Bell, Inc.*^	272,466	940,008
tw telecom, Inc.*	189,700	3,251,458

		4,191,466

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Wireless Telecommunication Services (0.5%)
Syniverse Holdings, Inc.*	88,156	$1,540,967
Telephone & Data Systems, Inc.	120,507	4,087,597

		5,628,564

Total Telecommunication Services		9,820,030

Utilities (6.6%)
Electric Utilities (1.9%)
Cleco Corp.	76,572	2,092,713
DPL, Inc.	152,493	4,208,807
Great Plains Energy, Inc.	172,086	3,336,748
Hawaiian Electric Industries, Inc.^	116,793	2,440,974
IDACORP, Inc.	60,562	1,934,956
NV Energy, Inc.	297,780	3,686,516
PNM Resources, Inc.^	110,279	1,395,029
Westar Energy, Inc.	138,159	3,000,813

		22,096,556

Gas Utilities (2.4%)
AGL Resources, Inc.	98,378	3,587,846
Atmos Energy Corp.	117,700	3,460,380
Energen Corp.	91,195	4,267,926
National Fuel Gas Co.	102,203	5,110,150
ONEOK, Inc.	134,075	5,975,723
UGI Corp.	138,260	3,344,509
WGL Holdings, Inc.	64,337	2,157,863

		27,904,397

Independent Power Producers & Energy Traders (0.1%)
Dynegy, Inc., Class A*^	642,300	1,162,563

Multi-Utilities (2.0%)
Alliant Energy Corp.	140,695	4,257,431
Black Hills Corp.	50,249	1,338,131
MDU Resources Group, Inc.	239,015	5,640,754
NSTAR	135,639	4,991,515
OGE Energy Corp.	122,979	4,536,695
Vectren Corp.	102,999	2,542,015

		23,306,541

Water Utilities (0.2%)
Aqua America, Inc.^	173,366	3,035,639

Total Utilities		77,505,696

Total Common Stocks (97.8%) (Cost $797,198,505)		1,149,759,610

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Government Securities (0.2%)
U.S. Treasury Bills 0.04%, 3/11/10 #(p)	$3,155,000	$3,154,741

Short-Term Investments of Cash Collateral for Securities Loaned (2.0%)
Goldman Sachs & Co., Repurchase Agreement
0.01%, 1/4/10 (v)	11,259,453	11,259,453
MassMutual Global Funding II 0.40%, 3/26/10 (l)	12,000,000	11,966,508

Total Short-Term Investments of Cash Collateral for Securities Loaned		23,225,961

Time Deposit (2.0%)
JPMorgan Chase Nassau 0.000%, 1/4/10	23,362,868	23,362,868

Total Short-Term Investments (4.2%) (Cost/Amortized Cost $49,777,200)		49,743,570

Total Investments (102.0%) (Cost/Amortized Cost $846,975,705)		1,199,503,180
Other Assets Less Liabilities (-2.0%)		(23,656,599)

Net Assets (100%)		$1,175,846,581

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $3,154,741.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(p)	Yield to maturity.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 0.589% - 8.000%, maturing 4/1/18 to 10/1/38; Federal National Mortgage Association, 0.000% - 7.500%, maturing 11/1/17 to 1/25/40; Government National Mortgage Association, 0.533% - 15.000%, maturing 2/15/10 to 8/16/44, which had a total value of $11,484,642.

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400 E-Mini Index	342	March-10	$23,621,219	$24,791,580	$1,170,361

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$160,919,767	$—	$—	$160,919,767
Consumer Staples	46,073,786	—	—	46,073,786
Energy	78,488,329	—	—	78,488,329
Financials	220,368,743	—	—	220,368,743
Health Care	140,272,173	—	—	140,272,173
Industrials	167,918,140	—	—	167,918,140
Information Technology	175,453,914	—	—	175,453,914
Materials	72,939,032	—	—	72,939,032
Telecommunication Services	9,820,030	—	—	9,820,030
Utilities	77,505,696	—	—	77,505,696
Futures	1,170,361	—	—	1,170,361
Short-Term Investments	—	49,743,570	—	49,743,570

Total Assets	$1,150,929,971	$49,743,570	$—	$1,200,673,541

Total Liabilities	$—	$—	$—	$—

Total	$1,150,929,971	$49,743,570	$—	$1,200,673,541

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	1,170,361	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$1,170,361

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(3,320)	—	(3,320)
Credit contracts	—	—	—	—	—
Equity contracts	—	8,475,658	—	—	8,475,658
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$8,475,658	$(3,320)	$—	$8,472,338

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	200,890	—	—	200,890
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$200,890	$—	$—	$200,890

The Portfolio held futures contracts with an average notional balance of approximately $25,724,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$422,804,674
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$174,734,797

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$354,314,795
Aggregate gross unrealized depreciation	(9,353,305)

Net unrealized appreciation	$344,961,490

Federal income tax cost of investments	$854,541,690

At December 31, 2009, the Portfolio had loaned securities with a total value of $22,447,874. This was secured by collateral of $23,259,453, which was received as cash and subsequently invested in short-term investments currently valued at $23,225,961, as reported in the Portfolio of Investments.

The Portfolio has a net capital loss carryforward of $733,375,105 of which $416,578,506 expires in the year 2016, and $316,796,599 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $846,975,705) (Securities on loan at market value $22,447,874)	$1,199,503,180
Cash	6,768
Foreign cash (Cost $10,490)	10,471
Receivable for securities sold	3,338,165
Dividends, interest and other receivables	1,117,918
Receivable from Separate Accounts for Trust shares sold	673,464
Other assets	7,051

Total assets	1,204,657,017

LIABILITIES
Payable for return of cash collateral on securities loaned	23,259,453
Payable for securities purchased	3,748,683
Payable to Separate Accounts for Trust shares redeemed	735,032
Investment management fees payable	344,021
Variation margin payable on futures contracts	314,640
Distribution fees payable - Class IB	218,803
Administrative fees payable	103,397
Trustees’ fees payable	1,802
Accrued expenses	84,605

Total liabilities	28,810,436

NET ASSETS	$1,175,846,581

Net assets were comprised of:
Paid in capital	$1,564,061,649
Accumulated undistributed net investment income (loss)	250,151
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions)	(742,163,036)
Unrealized appreciation (depreciation) on investments, futures and foreign currency translations	353,697,817

Net assets	$1,175,846,581

Class IA
Net asset value, offering and redemption price per share, $128,835,750/19,105,585 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.74

Class IB
Net asset value, offering and redemption price per share, $1,047,010,831/157,405,821 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.65

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends	$19,529,443
Interest	50,416
Securities lending (net)	320,072

Total income	19,899,931

EXPENSES
Investment management fees	3,873,188
Distribution fees - Class IB	2,194,544
Administrative fees	1,161,948
Printing and mailing expenses	305,339
Custodian fees	185,000
Professional fees	38,311
Trustees’ fees	27,167
Miscellaneous	42,635

Gross expenses	7,828,132
Less: Waiver from investment advisor	(65,006)
Fees paid indirectly	(141,501)

Net expenses	7,621,625

NET INVESTMENT INCOME (LOSS)	12,278,306

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	107,970,085
Futures	8,475,658
Foreign currency transactions	(126,811)

Net realized gain (loss)	116,318,932

Change in unrealized appreciation (depreciation) on:
Securities	312,352,155
Futures	200,890
Foreign currency translations	(1,009,617)

Net change in unrealized appreciation (depreciation)	311,543,428

NET REALIZED AND UNREALIZED GAIN (LOSS)	427,862,360

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$440,140,666

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,278,306	$12,192,262
Net realized gain (loss) on investments, futures and foreign currency transactions	116,318,932	(781,765,697)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	311,543,428	(40,068,684)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	440,140,666	(809,642,119)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,507,424)	(639,343)
Class IB	(9,681,260)	(10,968,500)

	(11,188,684)	(11,607,843)

Distributions from net realized capital gains
Class IA	—	(672,266)
Class IB	—	(13,539,663)

	—	(14,211,929)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(11,188,684)	(25,819,772)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 64,006,126 and 2,603,173 shares, respectively ]	269,260,229	22,691,678
Capital shares issued in reinvestment of dividends and distributions [ 228,481 and 208,437 shares, respectively ]	1,507,424	1,311,609
Capital shares repurchased [ (52,955,877) and (1,263,045) shares, respectively ]	(334,454,231)	(9,494,837)

Total Class IA transactions	(63,686,578)	14,508,450

Class IB
Capital shares sold [ 18,385,435 and 19,466,772 shares, respectively ]	96,008,178	143,910,686
Capital shares issued in reinvestment of dividends and distributions [ 1,487,478 and 3,864,911 shares, respectively ]	9,681,260	24,508,163
Capital shares repurchased [ (22,541,029) and (25,087,871) shares, respectively ]	(123,021,167)	(194,171,867)

Total Class IB transactions	(17,331,729)	(25,753,018)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(81,018,307)	(11,244,568)

TOTAL INCREASE (DECREASE) IN NET ASSETS	347,933,675	(846,706,459)
NET ASSETS:
Beginning of year	827,912,906	1,674,619,365

End of year (a)	$1,175,846,581	$827,912,906

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$250,151	$(699,505)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	2006	2005
Net asset value, beginning of year	$5.00	$10.09	$10.75	$10.35	$11.13

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.10 (e)	0.02 (e)	0.02 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.75	(5.02)	0.84	1.16	0.69

Total from investment operations	1.82	(4.92)	0.86	1.18	0.71

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	—	(0.03)	—
Distributions from net realized gains	—	(0.09)	(1.52)	(0.75)	(1.49)

Total dividends and distributions	(0.08)	(0.17)	(1.52)	(0.78)	(1.49)

Net asset value, end of year	$6.74	$5.00	$10.09	$10.75	$10.35

Total return	36.43%	(49.10)%	8.25%	11.79%	6.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$128,836	$39,101	$63,363	$51,403	$13,551
Ratio of expenses to average net assets:
After waivers	0.51%	0.76%	0.75%	0.75%	0.75%
After waivers and fees paid indirectly	0.50%	0.58%	0.75%	0.72%	0.70%
Before waivers and fees paid indirectly	0.51%	0.82%	0.81%	0.80%	0.75%
Ratio of net investment income to average net assets:
After waivers	1.21%	1.07%	0.19%	0.19%	0.15%
After waivers and fees paid indirectly	1.21%	1.25%	0.20%	0.22%	0.20%
Before waivers and fees paid indirectly	1.20%	1.01%	0.13%	0.15%	0.15%
Portfolio turnover rate	16%	239%	112%	155%	149%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$— #	$— #	$0.01	$— #	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2009	2008		2007		2006		2005
Net asset value, beginning of year	$4.93	$9.96		$10.65		$10.26		$11.08

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.07	(e)	(0.01	)(e)	—	#(e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.72	(4.94)		0.84		1.14		0.68

Total from investment operations	1.78	(4.87)		0.83		1.14		0.67

Less distributions:
Dividends from net investment income	(0.06)	(0.07)		—		—	#	—
Distributions from net realized gains	—	(0.09)		(1.52)		(0.75)		(1.49)

Total dividends and distributions	(0.06)	(0.16)		(1.52)		(0.75)		(1.49)

Net asset value, end of year	$6.65	$4.93		$9.96		$10.65		$10.26

Total return	36.18%	(49.28)%		8.05%		11.51%		6.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,047,011	$788,812		$1,611,257		$1,516,836		$1,340,515
Ratio of expenses to average net assets:
After waivers	0.75%	1.01%		1.00%		1.00%		1.00%
After waivers and fees paid indirectly	0.74%	0.83	%(c)	1.00%		0.97	%(c)	0.95%
Before waivers and fees paid indirectly	0.76%	1.07%		1.06%		1.05	%(c)	1.00%
Ratio of net investment income to average net assets:
After waivers	1.07%	0.76%		(0.06)%		(0.04)%		(0.10)%
After waivers and fees paid indirectly	1.08%	0.93%		(0.06)%		—	%‡‡	(0.05)%
Before waivers and fees paid indirectly	1.06%	0.71%		(0.12)%		(0.08)%		(0.10)%
Portfolio turnover rate	16%	239%		112%		155%		149%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$— #	$—	#	$0 .01		$—	#	$—

#	Per share amount is less than $0.01.
‡‡	Amount is less than 0.01%.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MID CAP VALUE PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AXA Equitable Life Insurance Company

➢	SSgA Funds Management, Inc.

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	35.75%	0.55%	4.32%	4.13%
Portfolio – IB Shares	35.86	0.23	4.01	3.87
Russell Mid Cap® Value Index	34.21	1.98	7.58	8.50

*   Date of inception 11/24/98. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 5/1/97

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 35.75% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell Mid Cap® Value Index, returned 34.21% over the same period.

Asset Class Overview

Over the 12 months, mid cap value stocks, as measured by the Russell Mid Cap® Value Index, posted a robust return of 34.21%. All sectors of the index made positive contributions to return. Consumer discretionary stocks were the largest contributors to the benchmark’s return, followed by information technology stocks. The worst performing sectors in the index were financials and utilities, although both still contributed to the benchmark’s positive performance.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	For the year, stock selection was the primary driver of outperformance.

•	Stock selection was particularly strong in the Financial, Consumer Staples, and Telecom & Media sectors. Sector allocation also contributed positively to performance.

•	Both an underweight to the Financial sector and an overweight to the Information Technology sector were additive.

•	UK cable operator, Virgin Media, whose shares continued to recover steadily throughout the year on solid fundamentals, was among the leading contributors to positive performance.

•	Auto parts supplier, TRW Automotive, saw its stock rally in anticipation of a rebound in global auto production.

•

Also among the leading contributors to relative performance were Marine Harvest (Consumer Staples sector); Varian Semiconductor and Flextronics International Ltd. (both in the Information Technology sector). The Portfolio benefited by holding these while the benchmark did not.

What hurt performance during the year:

•	Security selection in Consumer Discretionary and Industrials detracted from relative performance.

•

Delta Air Lines, the world’s largest airline, was the leading detractor from relative performance though it recovered some of the ground it gave up early in the period as signs pointed to a modest pickup in passenger travel from depressed levels.

•	MDC Holdings held back performance. Shares of this homebuilder and financier lagged over the period due to the impending expiration of the first-time homebuyers’ tax credit.

•	The insurer, Unum Group, dampened relative returns. Shares of this insurance provider struggled throughout the period on concerns about the sustainability of earnings improvement.

•	Not owning Ford Motor Co. (Consumer Discretionary sector) while the benchmark did was detrimental to return.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	23.7%
Consumer Discretionary	10.9
Mutual Funds	10.7
Industrials	10.4
Utilities	9.4
Materials	7.6
Energy	7.5
Information Technology	7.3
Consumer Staples	4.9
Health Care	4.7
Telecommunication Services	1.8
Cash and Other	1.1

100.0%

EQ/MID CAP VALUE PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,290.70	$4.21
Hypothetical (5% average return before expenses)	1,000.00	1,021.53	3.72
Class IB
Actual	1,000.00	1,290.90	5.66
Hypothetical (5% average return before expenses)	1,000.00	1,020.27	4.99

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.73% and 0.98%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.9%)
Auto Components (0.4%)
Autoliv, Inc.	72,138	$3,127,904
BorgWarner, Inc.	7,525	249,980
Federal Mogul Corp.*	13,000	224,900
TRW Automotive Holdings Corp.*^	165,760	3,958,349
WABCO Holdings, Inc.	6,513	167,970

		7,729,103

Automobiles (0.3%)
Harley-Davidson, Inc.^	201,591	5,080,093
Thor Industries, Inc.	15,168	476,275

		5,556,368

Distributors (0.3%)
Genuine Parts Co.	136,298	5,173,872

Diversified Consumer Services (0.2%)
Career Education Corp.*	4,938	115,105
Education Management Corp.*^	6,000	132,060
Hillenbrand, Inc.	34,019	640,918
Service Corp. International	219,247	1,795,633
Weight Watchers International, Inc.	26,916	784,870

		3,468,586

Hotels, Restaurants & Leisure (1.3%)
Boyd Gaming Corp.*	49,000	410,130
Choice Hotels International, Inc.	18,400	582,544
Hyatt Hotels Corp., Class A*	13,300	396,473
International Game Technology	44,389	833,182
International Speedway Corp., Class A	26,797	762,375
Las Vegas Sands Corp.*^	60,721	907,172
Marriott International, Inc., Class A^	135,227	3,684,936
MGM MIRAGE*^	87,595	798,866
Penn National Gaming, Inc.*	57,545	1,564,073
Royal Caribbean Cruises Ltd.*^	77,691	1,964,028
Starwood Hotels & Resorts Worldwide, Inc.^	132,794	4,856,277
Thomas Cook Group plc	968,845	3,598,092
Wendy’s/Arby’s Group, Inc., Class A^	195,525	917,012
Wyndham Worldwide Corp.	86,190	1,738,452
Wynn Resorts Ltd.	57,121	3,326,156

		26,339,768

Household Durables (2.5%)
Black & Decker Corp.	51,187	3,318,453
D.R. Horton, Inc.^	240,847	2,618,007
Fortune Brands, Inc.	127,671	5,515,387
Garmin Ltd.^	18,232	559,722
Harman International Industries, Inc.	23,312	822,447
Jarden Corp.	75,401	2,330,645
KB Home	62,943	861,060
Leggett & Platt, Inc.	51,422	1,049,009
Lennar Corp., Class A	129,427	1,652,783
M.D.C. Holdings, Inc.^	227,996	7,076,996

	Number of Shares	Value (Note 1)

Mohawk Industries, Inc.*	47,705	$2,270,758
Newell Rubbermaid, Inc.^	199,037	2,987,545
NVR, Inc.*	4,136	2,939,497
Pulte Homes, Inc.*^	257,673	2,576,730
Toll Brothers, Inc.*^	344,869	6,486,986
Whirlpool Corp.^	63,466	5,119,168

		48,185,193

Internet & Catalog Retail (0.3%)
Expedia, Inc.*	14,730	378,708
Liberty Media Corp. – Interactive, Class A*	509,538	5,523,392

		5,902,100

Leisure Equipment & Products (0.3%)
Hasbro, Inc.	43,255	1,386,755
Mattel, Inc.	241,174	4,818,657

		6,205,412

Media (2.8%)
Cablevision Systems Corp. – New York Group, Class A	201,645	5,206,474
CBS Corp., Class B	519,915	7,304,806
Central European Media Enterprises Ltd., Class A*	30,670	724,119
Clear Channel Outdoor Holdings, Inc., Class A*^	36,170	375,806
Discovery Communications, Inc., Class C*	17,611	467,044
DISH Network Corp., Class A	173,849	3,610,844
DreamWorks Animation SKG, Inc., Class A*	62,866	2,511,497
Gannett Co., Inc.	197,850	2,938,072
Interactive Data Corp.	17,370	439,461
Interpublic Group of Cos., Inc.*^	405,117	2,989,763
Lamar Advertising Co., Class A*	49,080	1,525,897
Liberty Global, Inc., Class A*	226,201	4,956,064
Liberty Media Corp., Capital Series, Class A*	69,653	1,663,314
Meredith Corp.	28,453	877,775
New York Times Co., Class A*	86,227	1,065,766
Regal Entertainment Group, Class A	34,612	499,797
Scripps Networks Interactive, Inc., Class A	30,426	1,262,679
Virgin Media, Inc.^	767,854	12,922,983
Warner Music Group Corp.*	36,600	207,156
Washington Post Co., Class B	5,157	2,267,017

		53,816,334

Multiline Retail (0.8%)
Big Lots, Inc.*	63,243	1,832,782
Dollar General Corp.*	8,400	188,412
J.C. Penney Co., Inc.	191,211	5,088,125
Macy’s, Inc.	359,833	6,030,801
Sears Holdings Corp.*^	42,587	3,553,885

		16,694,005

Specialty Retail (1.2%)
Abercrombie & Fitch Co., Class A^	38,072	1,326,809
American Eagle Outfitters, Inc.	172,600	2,930,748

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

AnnTaylor Stores Corp.*^	124,900	$1,703,636
AutoNation, Inc.*^	57,052	1,092,546
Barnes & Noble, Inc.^	26,278	501,122
CarMax, Inc.*^	54,410	1,319,443
Chico’s FAS, Inc.*	9,842	138,280
Foot Locker, Inc.	77,544	863,840
GameStop Corp., Class A*^	17,819	390,949
Limited Brands, Inc.	73,222	1,408,791
Office Depot, Inc.*	191,730	1,236,659
Penske Automotive Group, Inc.*^	21,656	328,738
RadioShack Corp.	94,374	1,840,293
Ross Stores, Inc.	90,200	3,852,442
Sherwin-Williams Co.^	12,828	790,846
Signet Jewelers Ltd.*	72,428	1,935,276
Tiffany & Co.	9,270	398,610
Williams-Sonoma, Inc.	47,631	989,772

		23,048,800

Textiles, Apparel & Luxury Goods (0.5%)
Phillips-Van Heusen Corp.	16,214	659,585
Polo Ralph Lauren Corp.	2,893	234,275
VF Corp.	120,486	8,824,395

		9,718,255

Total Consumer Discretionary		211,837,796

Consumer Staples (4.9%)
Beverages (1.0%)
Brown-Forman Corp., Class B	13,625	729,891
Central European Distribution Corp.*	51,589	1,465,643
Coca-Cola Enterprises, Inc.	41,272	874,966
Constellation Brands, Inc., Class A*	161,668	2,575,371
Dr. Pepper Snapple Group, Inc.	217,199	6,146,732
Molson Coors Brewing Co., Class B	102,416	4,625,107
Pepsi Bottling Group, Inc.	24,466	917,475
PepsiAmericas, Inc.	47,830	1,399,506

		18,734,691

Food & Staples Retailing (0.6%)
BJ’s Wholesale Club, Inc.*^	38,712	1,266,270
Rite Aid Corp.*^	520,200	785,502
Safeway, Inc.	364,660	7,763,611
SUPERVALU, Inc.	184,005	2,338,704
Whole Foods Market, Inc.*	15,740	432,063

		12,586,150

Food Products (2.9%)
BRF – Brasil Foods S.A.	139,300	3,645,644
BRF – Brasil Foods S.A. (ADR)^	16,200	848,394
Bunge Ltd.	169,670	10,830,036
Campbell Soup Co.	55,063	1,861,129
ConAgra Foods, Inc.	381,039	8,782,949
Corn Products International, Inc.	62,795	1,835,498
Dean Foods Co.*	64,500	1,163,580
Del Monte Foods Co.	166,815	1,891,682
Flowers Foods, Inc.^	11,915	283,100
H.J. Heinz Co.	51,868	2,217,876

	Number of Shares	Value (Note 1)

Hershey Co.	54,645	$1,955,745
Hormel Foods Corp.	54,110	2,080,529
J.M. Smucker Co.	101,308	6,255,769
Ralcorp Holdings, Inc.*	48,867	2,917,849
Sara Lee Corp.	447,242	5,447,408
Smithfield Foods, Inc.*^	112,639	1,710,986
Tyson Foods, Inc., Class A	258,346	3,169,905

		56,898,079

Household Products (0.1%)
Clorox Co.	13,051	796,111
Energizer Holdings, Inc.*	10,051	615,925

		1,412,036

Personal Products (0.2%)
Alberto-Culver Co.	11,338	332,090
Mead Johnson Nutrition Co., Class A	86,600	3,784,420
NBTY, Inc.*	14,853	646,700

		4,763,210

Tobacco (0.1%)
Lorillard, Inc.	17,005	1,364,311

Total Consumer Staples		95,758,477

Energy (7.5%)
Energy Equipment & Services (2.0%)
Atwood Oceanics, Inc.*	7,323	262,530
BJ Services Co.	248,188	4,616,297
Cameron International Corp.*	16,200	677,160
Cie Generale de Geophysique-Veritas (ADR)*^	156,900	3,334,125
Exterran Holdings, Inc.*^	29,988	643,243
Helix Energy Solutions Group, Inc.*	89,817	1,055,350
Helmerich & Payne, Inc.	62,841	2,506,099
Nabors Industries Ltd.*	241,922	5,295,673
Oil States International, Inc.*	42,693	1,677,408
Patterson-UTI Energy, Inc.	113,952	1,749,163
Pride International, Inc.*^	80,285	2,561,894
Rowan Cos., Inc.*	80,193	1,815,569
SBM Offshore N.V.^	127,443	2,493,689
SEACOR Holdings, Inc.*	17,346	1,322,632
Seahawk Drilling, Inc.*	5,485	123,632
Smith International, Inc.	166,554	4,525,272
Superior Energy Services, Inc.*	67,261	1,633,770
Tidewater, Inc.	43,807	2,100,546
Unit Corp.*	35,004	1,487,670

		39,881,722

Oil, Gas & Consumable Fuels (5.5%)
Arch Coal, Inc.	140,458	3,125,191
Cabot Oil & Gas Corp.	88,388	3,852,833
Cimarex Energy Co.	70,718	3,745,932
Cobalt International Energy, Inc.*	162,700	2,251,768
Comstock Resources, Inc.*	36,697	1,488,797
Concho Resources, Inc.*	65,631	2,946,832
Consol Energy, Inc.	82,000	4,083,600
Continental Resources, Inc.*	14,242	610,839
Denbury Resources, Inc.*^	211,929	3,136,549
El Paso Corp.	432,094	4,247,484

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Encore Acquisition Co.*	47,090	$2,261,262
EXCO Resources, Inc.	14,513	308,111
Forest Oil Corp.*^	60,063	1,336,402
Frontier Oil Corp.^	19,989	240,668
Frontline Ltd.^	43,914	1,199,731
Mariner Energy, Inc.*	9,246	107,346
Massey Energy Co.^	15,298	642,669
Murphy Oil Corp.	162,561	8,810,806
Newfield Exploration Co.*	264,431	12,753,507
Noble Energy, Inc.	187,102	13,325,404
Overseas Shipholding Group, Inc.^	20,879	917,632
Pioneer Natural Resources Co.	97,328	4,688,290
Plains Exploration & Production Co.*	55,791	1,543,179
Range Resources Corp.	114,776	5,721,584
SandRidge Energy, Inc.*^	104,424	984,718
Southern Union Co.	94,624	2,147,965
Spectra Energy Corp.	552,806	11,338,051
St. Mary Land & Exploration Co.	40,210	1,376,790
Sunoco, Inc.	99,390	2,594,079
Teekay Corp.	21,031	488,130
Tesoro Corp.^	68,386	926,630
Whiting Petroleum Corp.*	43,886	3,135,655

		106,338,434

Total Energy		146,220,156

Financials (23.7%)
Capital Markets (2.1%)
Affiliated Managers Group, Inc.*^	48,200	3,246,270
Ameriprise Financial, Inc.	386,231	14,993,487
Federated Investors, Inc., Class B^	5,266	144,815
Invesco Ltd.	537,471	12,625,194
Investment Technology Group, Inc.*	35,514	699,626
Janus Capital Group, Inc.	21,283	286,256
Jefferies Group, Inc.*^	25,187	597,688
Legg Mason, Inc.	137,253	4,139,551
Raymond James Financial, Inc.^	83,198	1,977,616
TD Ameritrade Holding Corp.*	127,200	2,465,136

		41,175,639

Commercial Banks (3.6%)
Associated Banc-Corp^	106,952	1,177,542
BancorpSouth, Inc.^	70,180	1,646,423
Bank of Hawaii Corp.	40,367	1,899,671
BOK Financial Corp.^	11,969	568,767
CapitalSource, Inc.	182,050	722,738
City National Corp./California^	37,440	1,707,264
Comerica, Inc.	232,030	6,861,127
Commerce Bancshares, Inc./Missouri	35,865	1,388,693
Cullen/Frost Bankers, Inc.^	44,093	2,204,650
Fifth Third Bancorp^	680,523	6,635,099
First Citizens BancShares, Inc./North Carolina, Class A	5,134	842,027
First Horizon National Corp.*^	189,306	2,536,707
Fulton Financial Corp.^	150,613	1,313,345

	Number of Shares	Value (Note 1)

Huntington Bancshares, Inc./Ohio^	1,133,696	$4,137,990
KeyCorp	749,983	4,162,406
M&T Bank Corp.^	64,755	4,331,462
Marshall & Ilsley Corp.	455,632	2,483,194
Popular, Inc.	1,102,408	2,491,442
Regions Financial Corp.^	987,279	5,222,706
SunTrust Banks, Inc.	516,697	10,483,782
Synovus Financial Corp.^	340,319	697,654
TCF Financial Corp.^	111,142	1,513,754
Valley National Bancorp	124,157	1,754,338
Whitney Holding Corp./Louisiana^	82,888	755,110
Wilmington Trust Corp.^	61,537	759,367
Zions Bancorp.^	113,285	1,453,447

		69,750,705

Consumer Finance (0.6%)
AmeriCredit Corp.*	54,380	1,035,395
Discover Financial Services	456,102	6,709,261
SLM Corp.*	312,156	3,517,998
Student Loan Corp.	3,300	153,681

		11,416,335

Diversified Financial Services (0.9%)
Interactive Brokers Group, Inc., Class A*	36,197	641,411
Leucadia National Corp.*	102,310	2,433,955
NASDAQ OMX Group, Inc.*	63,828	1,265,071
NYSE Euronext	164,880	4,171,464
PHH Corp.*^	493,000	7,942,230

		16,454,131

Insurance (8.1%)
Alleghany Corp.*	4,859	1,341,084
Allied World Assurance Co. Holdings Ltd./Bermuda	41,769	1,924,298
American Financial Group, Inc./Ohio	73,232	1,827,138
American International Group, Inc.*^	65,641	1,967,917
American National Insurance Co.	13,738	1,640,867
Aon Corp.	235,904	9,044,559
Arch Capital Group Ltd.*	41,378	2,960,596
Arthur J. Gallagher & Co.	6,523	146,833
Aspen Insurance Holdings Ltd.	72,295	1,839,908
Assurant, Inc.	99,779	2,941,485
Axis Capital Holdings Ltd.	88,613	2,517,495
Brown & Brown, Inc.^	27,660	497,050
Cincinnati Financial Corp.	122,577	3,216,420
CNA Financial Corp.*^	12,972	311,328
Endurance Specialty Holdings Ltd.	27,712	1,031,718
Erie Indemnity Co., Class A	7,970	310,989
Everest Reinsurance Group Ltd.	111,249	9,531,814
Fidelity National Financial, Inc., Class A	302,713	4,074,517
First American Corp.	146,835	4,861,707
Genworth Financial, Inc., Class A*	239,436	2,717,599
Hanover Insurance Group, Inc.	40,504	1,799,593

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Hartford Financial Services Group, Inc.	326,255	$7,588,691
HCC Insurance Holdings, Inc.	95,393	2,668,142
Lincoln National Corp.	177,290	4,410,975
Markel Corp.*^	8,451	2,873,340
Marsh & McLennan Cos., Inc.	411,936	9,095,547
MBIA, Inc.*^	117,549	467,845
Mercury General Corp.	22,560	885,706
Old Republic International Corp.	206,536	2,073,621
OneBeacon Insurance Group Ltd., Class A	21,100	290,758
PartnerReinsurance Ltd.	98,418	7,347,888
Platinum Underwriters Holdings Ltd.	121,600	4,656,064
Principal Financial Group, Inc.	127,200	3,057,888
Progressive Corp.*	521,117	9,374,895
Protective Life Corp.	74,555	1,233,885
Reinsurance Group of America, Inc.	215,135	10,251,183
RenaissanceReinsurance Holdings Ltd.	52,831	2,807,968
StanCorp Financial Group, Inc.	42,824	1,713,816
Torchmark Corp.	70,808	3,112,012
Transatlantic Holdings, Inc.	23,361	1,217,342
Unitrin, Inc.	37,342	823,391
Unum Group	630,388	12,305,174
Validus Holdings Ltd.	69,297	1,866,861
W.R. Berkley Corp.	76,950	1,896,048
Wesco Financial Corp.^	1,190	408,170
White Mountains Insurance Group Ltd.	6,764	2,250,112
XL Capital Ltd., Class A	292,435	5,360,334

		156,542,571

Real Estate Investment Trusts (REITs) (6.9%)
Alexandria Real Estate Equities, Inc. (REIT)^	29,379	1,888,776
AMB Property Corp. (REIT)	123,900	3,165,645
Annaly Capital Management, Inc. (REIT)	463,868	8,048,110
Apartment Investment & Management Co. (REIT), Class A^	100,488	1,599,769
AvalonBay Communities, Inc. (REIT)	68,281	5,606,553
Boston Properties, Inc. (REIT)	118,049	7,917,546
Brandywine Realty Trust (REIT)^	109,249	1,245,439
BRE Properties, Inc. (REIT)^	44,461	1,470,770
Camden Property Trust (REIT)	57,696	2,444,580
Chimera Investment Corp. (REIT)	2,336,836	9,066,924
Corporate Office Properties Trust/Maryland (REIT)^	48,442	1,774,430
Douglas Emmett, Inc. (REIT)^	105,116	1,497,903
Duke Realty Corp. (REIT)^	192,210	2,339,196
Equity Residential (REIT)	233,238	7,878,780
Essex Property Trust, Inc. (REIT)^	23,544	1,969,456
Federal Realty Investment Trust (REIT)^	43,559	2,949,815
HCP, Inc. (REIT)	153,198	4,678,667

	Number of Shares	Value (Note 1)

Health Care REIT, Inc. (REIT)	50,040	$2,217,773
Hospitality Properties Trust (REIT)	106,061	2,514,706
Host Hotels & Resorts, Inc. (REIT)*^	524,413	6,119,903
HRPT Properties Trust (REIT)^	194,593	1,259,017
Kimco Realty Corp. (REIT)	319,578	4,323,890
Liberty Property Trust (REIT)^	94,634	3,029,234
Macerich Co. (REIT)	82,567	2,968,281
Mack-Cali Realty Corp. (REIT)^	67,215	2,323,623
Nationwide Health Properties, Inc. (REIT)	22,844	803,652
Plum Creek Timber Co., Inc. (REIT)^	89,677	3,386,203
ProLogis (REIT)	404,597	5,538,933
Rayonier, Inc. (REIT)	37,216	1,569,027
Realty Income Corp. (REIT)^	90,606	2,347,601
Regency Centers Corp. (REIT)^	76,130	2,669,118
Senior Housing Properties Trust (REIT)	109,255	2,389,407
SL Green Realty Corp. (REIT)	65,439	3,287,655
Taubman Centers, Inc. (REIT)^	45,453	1,632,217
UDR, Inc. (REIT)	127,962	2,103,695
Ventas, Inc. (REIT)	133,824	5,853,462
Vornado Realty Trust (REIT)^	131,124	9,170,819
Weingarten Realty Investors (REIT)^	91,309	1,807,005

		132,857,580

Real Estate Management & Development (0.6%)
BR Malls Participacoes S.A.*	244,800	2,987,487
Forest City Enterprises, Inc., Class A*^	92,997	1,095,505
Iguatemi Empresa de Shopping Centers S.A.	113,000	2,195,022
Jones Lang LaSalle, Inc.^	35,653	2,153,441
Multiplan Empreendimentos Imobiliarios S.A.	184,100	3,424,586

		11,856,041

Thrifts & Mortgage Finance (0.9%)
Beneficial Mutual Bancorp, Inc.*^	80,915	796,204
First Niagara Financial Group, Inc.	159,664	2,220,926
Hudson City Bancorp, Inc.	178,989	2,457,519
New York Community Bancorp, Inc.	361,622	5,247,135
People’s United Financial, Inc.	296,639	4,953,871
TFS Financial Corp.	65,389	793,822
Washington Federal, Inc.	96,331	1,863,042

		18,332,519

Total Financials		458,385,521

Health Care (4.7%)
Biotechnology (0.0%)
Theravance, Inc.*^	75,600	988,092

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Health Care Equipment & Supplies (0.5%)
Cooper Cos., Inc.^	38,908	$1,483,173
Hill-Rom Holdings, Inc.	33,568	805,296
Hologic, Inc.*^	197,863	2,869,014
Inverness Medical Innovations, Inc.*^	38,078	1,580,618
Kinetic Concepts, Inc.*	33,593	1,264,776
Teleflex, Inc.	19,393	1,045,089

		9,047,966

Health Care Providers & Services (2.2%)
AmerisourceBergen Corp.^	234,719	6,119,124
Brookdale Senior Living, Inc.*	38,900	707,591
CIGNA Corp.	428,725	15,121,131
Community Health Systems, Inc.*^	39,047	1,390,073
Coventry Health Care, Inc.*	90,962	2,209,467
Health Net, Inc.*	90,357	2,104,414
Humana, Inc.*	91,633	4,021,772
Laboratory Corp. of America Holdings*	18,200	1,362,088
LifePoint Hospitals, Inc.*^	45,865	1,491,071
Lincare Holdings, Inc.*^	11,747	436,049
MEDNAX, Inc.*^	26,800	1,610,948
Omnicare, Inc.	58,832	1,422,558
Team Health Holdings, Inc.*	130,000	1,822,600
Tenet Healthcare Corp.*	137,476	740,996
Universal Health Services, Inc., Class B	71,594	2,183,617

		42,743,499

Health Care Technology (0.1%)
IMS Health, Inc.	121,016	2,548,597

Life Sciences Tools & Services (0.2%)
Charles River Laboratories International, Inc.*	19,759	665,681
Life Technologies Corp.*	17,316	904,415
PerkinElmer, Inc.	78,606	1,618,497

		3,188,593

Pharmaceuticals (1.7%)
Endo Pharmaceuticals Holdings, Inc.*	202,512	4,153,521
Forest Laboratories, Inc.*^	256,913	8,249,477
Impax Laboratories, Inc.*	598,700	8,142,320
King Pharmaceuticals, Inc.*	570,449	6,999,409
Mylan, Inc.*^	74,574	1,374,399
Watson Pharmaceuticals, Inc.*	89,818	3,557,691

		32,476,817

Total Health Care		90,993,564

Industrials (10.4%)
Aerospace & Defense (1.0%)
BE Aerospace, Inc.*	40,685	956,098
ITT Corp.	139,620	6,944,699
L-3 Communications Holdings, Inc.	99,330	8,636,743
Spirit AeroSystems Holdings, Inc., Class A*	60,598	1,203,476
Teledyne Technologies, Inc.*	52,100	1,998,556

		19,739,572

	Number of Shares	Value (Note 1)

Air Freight & Logistics (0.0%)
UTi Worldwide, Inc.	6,900	$98,808

Airlines (0.8%)
Delta Air Lines, Inc.*^	888,775	10,114,259
Southwest Airlines Co.^	437,857	5,004,706

		15,118,965

Building Products (0.2%)
Armstrong World Industries, Inc.*	10,263	399,539
Masco Corp.	163,325	2,255,518
Owens Corning, Inc.*	41,625	1,067,265
USG Corp.*	36,598	514,202

		4,236,524

Commercial Services & Supplies (1.2%)
Avery Dennison Corp.	78,982	2,882,053
Cintas Corp.	91,608	2,386,388
Corrections Corp. of America*	87,744	2,154,115
Covanta Holding Corp.*	109,644	1,983,460
Pitney Bowes, Inc.	175,260	3,988,918
R.R. Donnelley & Sons Co.	129,635	2,886,972
Republic Services, Inc.	189,088	5,353,081
Waste Connections, Inc.*	19,064	635,594

		22,270,581

Construction & Engineering (0.6%)
KBR, Inc.	139,275	2,646,225
Quanta Services, Inc.*	178,394	3,717,731
Shaw Group, Inc.*	13,910	399,912
URS Corp.*	122,652	5,460,467

		12,224,335

Electrical Equipment (0.9%)
A123 Systems, Inc.*	6,400	143,616
AMETEK, Inc.^	111,900	4,279,056
General Cable Corp.*	43,798	1,288,537
Hubbell, Inc., Class B	43,397	2,052,678
Rockwell Automation, Inc.^	109,120	5,126,458
Roper Industries, Inc.	11,515	603,040
Thomas & Betts Corp.*	135,477	4,848,722

		18,342,107

Industrial Conglomerates (0.5%)
Carlisle Cos., Inc.	38,091	1,304,998
Textron, Inc.^	405,711	7,631,424

		8,936,422

Machinery (4.2%)
AGCO Corp.*^	180,245	5,829,123
Barnes Group, Inc.	230,700	3,898,830
Bucyrus International, Inc.^	49,744	2,804,069
Crane Co.	21,405	655,421
Cummins, Inc.	116,262	5,331,775
Dover Corp.	123,312	5,131,012
Eaton Corp.	141,877	9,026,215
Gardner Denver, Inc.	44,502	1,893,560
Graco, Inc.	27,243	778,333
Harsco Corp.^	19,343	623,425
IDEX Corp.^	28,679	893,351
Joy Global, Inc.^	11,281	581,987
Kennametal, Inc.	228,239	5,915,955

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Lincoln Electric Holdings, Inc.	37,090	$1,982,831
Manitowoc Co., Inc.^	110,885	1,105,523
Oshkosh Corp.	77,129	2,856,087
Parker Hannifin Corp.	136,695	7,365,127
Pentair, Inc.	252,099	8,142,798
Snap-On, Inc.	35,467	1,498,835
SPX Corp.	42,126	2,304,292
Stanley Works	67,413	3,472,444
Terex Corp.*	263,499	5,219,915
Timken Co.	82,387	1,953,396
Trinity Industries, Inc.^	67,152	1,171,131

		80,435,435

Marine (0.1%)
Alexander & Baldwin, Inc.^	34,791	1,190,896
Kirby Corp.*^	36,178	1,260,080

		2,450,976

Professional Services (0.3%)
Equifax, Inc.	24,575	759,122
Manpower, Inc.	66,851	3,648,728
Monster Worldwide, Inc.*	46,673	812,110
Verisk Analytics, Inc., Class A*	20,200	611,656

		5,831,616

Road & Rail (0.5%)
Con-way, Inc.	28,194	984,253
Hertz Global Holdings, Inc.*^	162,044	1,931,564
J.B. Hunt Transport Services, Inc.	105,600	3,407,712
Kansas City Southern*^	42,651	1,419,852
Ryder System, Inc.	47,948	1,974,019

		9,717,400

Trading Companies & Distributors (0.1%)
GATX Corp.^	23,965	688,994
WESCO International, Inc.*	17,872	482,722

		1,171,716

Total Industrials		200,574,457

Information Technology (7.3%)
Communications Equipment (0.6%)
Brocade Communications Systems, Inc.*^	225,220	1,718,429
Ciena Corp.*^	72,098	781,542
CommScope, Inc.*	80,368	2,132,163
EchoStar Corp., Class A*	33,733	679,383
Harris Corp.	24,441	1,162,169
JDS Uniphase Corp.*	343,432	2,833,314
Tellabs, Inc.*	336,282	1,910,082

		11,217,082

Computers & Peripherals (0.8%)
Diebold, Inc.	7,300	207,685
Lexmark International, Inc., Class A*	65,805	1,709,614
NetApp, Inc.*	32,400	1,114,236
SanDisk Corp.*	101,179	2,933,179
Seagate Technology	43,363	788,773
Sun Microsystems, Inc.*	639,830	5,995,207
Teradata Corp.*	26,748	840,690
Western Digital Corp.*	19,724	870,814

		14,460,198

	Number of Shares	Value (Note 1)

Electronic Equipment, Instruments & Components (1.7%)
Arrow Electronics, Inc.*	386,030	$11,430,348
Avnet, Inc.*	86,397	2,605,734
AVX Corp.	34,100	432,047
Flextronics International Ltd.*	582,181	4,255,743
Ingram Micro, Inc., Class A*	139,236	2,429,668
Itron, Inc.*	2,495	168,587
Jabil Circuit, Inc.	79,781	1,385,796
Kingboard Laminates Holdings Ltd.	7,302,000	5,039,746
Molex, Inc.	103,213	2,224,240
Tech Data Corp.*	43,099	2,010,999
Vishay Intertechnology, Inc.*	127,493	1,064,567

		33,047,475

Internet Software & Services (0.1%)
IAC/InterActiveCorp*	47,738	977,674

IT Services (1.0%)
Affiliated Computer Services, Inc., Class A*	31,209	1,862,865
Amdocs Ltd.*	140,991	4,022,473
Broadridge Financial Solutions, Inc.	46,174	1,041,686
Computer Sciences Corp.*	129,029	7,423,038
Convergys Corp.*	76,047	817,505
DST Systems, Inc.*	4,100	178,555
Fidelity National Information Services, Inc.	105,936	2,483,140
SAIC, Inc.*	87,080	1,649,295
Total System Services, Inc.	40,229	694,755

		20,173,312

Office Electronics (0.3%)
Xerox Corp.	739,795	6,258,666
Zebra Technologies Corp., Class A*	4,800	136,128

		6,394,794

Semiconductors & Semiconductor Equipment (2.2%)
Advanced Micro Devices, Inc.*	227,802	2,205,123
Atmel Corp.*^	388,513	1,791,045
Cypress Semiconductor Corp.*^	12,107	127,850
Fairchild Semiconductor International, Inc.*	104,224	1,041,198
Integrated Device Technology, Inc.*	116,064	750,934
International Rectifier Corp.*	35,669	788,998
Intersil Corp., Class A	54,863	841,599
KLA-Tencor Corp.	145,182	5,249,781
Linear Technology Corp.^	128,900	3,936,606
LSI Corp.*	555,381	3,337,840
Marvell Technology Group Ltd.*	45,893	952,280
Maxim Integrated Products, Inc.	43,759	888,308
Microchip Technology, Inc.^	14,329	416,401
Micron Technology, Inc.*^	593,340	6,265,670
Novellus Systems, Inc.*	34,447	803,993
PMC-Sierra, Inc.*	190,505	1,649,773
Teradyne, Inc.*^	343,800	3,688,974
Varian Semiconductor Equipment Associates, Inc.*	234,850	8,426,418

		43,162,791

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Software (0.6%)
Autodesk, Inc.*	63,978	$1,625,681
CA, Inc.	76,796	1,724,838
Compuware Corp.*^	208,506	1,507,499
McAfee, Inc.*	88,600	3,594,502
Novell, Inc.*	167,027	693,162
Nuance Communications, Inc.*	17,650	274,281
Rovi Corp.*	26,076	831,042
Synopsys, Inc.*	46,650	1,039,362

		11,290,367

Total Information Technology		140,723,693

Materials (7.6%)
Chemicals (2.5%)
Agrium, Inc. (When Issued)*	78,600	4,833,900
Airgas, Inc.	69,350	3,301,060
Albemarle Corp.^	74,402	2,706,001
Ashland, Inc.	59,076	2,340,591
Cabot Corp.	56,755	1,488,684
CF Industries Holdings, Inc.	3,500	317,730
Cytec Industries, Inc.	123,227	4,487,927
Eastman Chemical Co.	61,987	3,734,097
FMC Corp.	116,866	6,516,448
Huntsman Corp.	138,763	1,566,634
International Flavors & Fragrances, Inc.	3,961	162,956
Intrepid Potash, Inc.*^	2,549	74,354
Lubrizol Corp.	7,607	554,931
Nalco Holding Co.	154,700	3,946,397
PPG Industries, Inc.	140,164	8,205,201
RPM International, Inc.	51,519	1,047,381
Terra Industries, Inc.	26,900	865,911
Valhi, Inc.^	3,450	48,196
Valspar Corp.	86,164	2,338,491

		48,536,890

Construction Materials (0.4%)
Martin Marietta Materials, Inc.	23,830	2,130,640
Vulcan Materials Co.^	106,847	5,627,632

		7,758,272

Containers & Packaging (1.6%)
AptarGroup, Inc.	58,791	2,101,190
Ball Corp.	28,290	1,462,593
Bemis Co., Inc.	93,732	2,779,154
Greif, Inc., Class A	96,646	5,216,951
Owens-Illinois, Inc.*	181,665	5,971,329
Packaging Corp. of America	79,497	1,829,226
Pactiv Corp.*	21,372	515,920
Rexam plc	806,003	3,765,787
Sealed Air Corp.	134,540	2,941,045
Sonoco Products Co.	86,169	2,520,443
Temple-Inland, Inc.	92,754	1,958,037

		31,061,675

Metals & Mining (1.8%)
AK Steel Holding Corp.	92,325	1,971,139
Allegheny Technologies, Inc.^	84,058	3,763,277
Carpenter Technology Corp.	39,042	1,052,182
Cliffs Natural Resources, Inc.	200,295	9,231,596
Commercial Metals Co.	98,001	1,533,716

	Number of Shares	Value (Note 1)

Compass Minerals International, Inc.^	13,471	$905,116
Reliance Steel & Aluminum Co.^	54,086	2,337,597
Royal Gold, Inc.	21,931	1,032,950
Schnitzer Steel Industries, Inc., Class A	4,009	191,229
Steel Dynamics, Inc.	335,237	5,940,400
Titanium Metals Corp.*	75,924	950,568
United States Steel Corp.^	122,551	6,755,011

		35,664,781

Paper & Forest Products (1.3%)
International Paper Co.	368,465	9,867,493
MeadWestvaco Corp.	146,934	4,206,720
Sino-Forest Corp.*§	155,300	2,877,768
Weyerhaeuser Co.	179,986	7,764,596

		24,716,577

Total Materials		147,738,195

Telecommunication Services (1.8%)
Diversified Telecommunication Services (1.1%)
CenturyTel, Inc.^	252,804	9,154,033
Clearwire Corp., Class A*^	57,440	388,294
Frontier Communications Corp.^	150,668	1,176,717
Level 3 Communications, Inc.*^	1,384,475	2,118,247
Qwest Communications International, Inc.	1,258,810	5,299,590
Windstream Corp.	205,658	2,260,182

		20,397,063

Wireless Telecommunication Services (0.7%)
Crown Castle International Corp.*	159,424	6,223,913
Leap Wireless International, Inc.*	12,198	214,075
NII Holdings, Inc.*	133,351	4,477,926
Telephone & Data Systems, Inc.	78,250	2,654,240
U.S. Cellular Corp.*	13,880	588,651

		14,158,805

Total Telecommunication Services		34,555,868

Utilities (9.4%)
Electric Utilities (2.8%)
Allegheny Energy, Inc.	152,030	3,569,664
DPL, Inc.	87,164	2,405,726
Edison International	277,731	9,659,484
Great Plains Energy, Inc.^	117,296	2,274,370
Hawaiian Electric Industries, Inc.^	78,150	1,633,335
Northeast Utilities	375,639	9,687,730
NV Energy, Inc.	643,137	7,962,036
Pepco Holdings, Inc.	186,435	3,141,430
Pinnacle West Capital Corp.	85,682	3,134,248
Progress Energy, Inc.	237,824	9,753,162
Westar Energy, Inc.	92,442	2,007,840

		55,229,025

Gas Utilities (1.4%)
AGL Resources, Inc.	66,373	2,420,623

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Atmos Energy Corp.	79,089	$2,325,217
Energen Corp.	62,147	2,908,480
National Fuel Gas Co.	59,911	2,995,550
ONEOK, Inc.	89,816	4,003,099
Questar Corp.^	149,833	6,228,558
UGI Corp.	237,090	5,735,207

		26,616,734

Independent Power Producers & Energy Traders (0.7%)
AES Corp.*	112,309	1,494,833
Calpine Corp.*	132,316	1,455,476
Constellation Energy Group, Inc.	23,802	837,116
Dynegy, Inc., Class A*^	413,929	749,212
Mirant Corp.*	121,567	1,856,328
NRG Energy, Inc.*	228,146	5,386,527
RRI Energy, Inc.*	304,339	1,740,819

		13,520,311

Multi-Utilities (4.3%)
Alliant Energy Corp.	94,174	2,849,705
Ameren Corp.	202,079	5,648,108
CenterPoint Energy, Inc.	49,843	723,222
CMS Energy Corp.	192,501	3,014,566
Consolidated Edison, Inc.	233,996	10,630,438
DTE Energy Co.	140,213	6,111,885
Integrys Energy Group, Inc.	51,290	2,153,667
MDU Resources Group, Inc.	156,938	3,703,737
NiSource, Inc.	234,153	3,601,273
NSTAR	91,449	3,365,323
OGE Energy Corp.	81,296	2,999,009
SCANA Corp.	103,896	3,914,801
Sempra Energy	209,393	11,721,820
TECO Energy, Inc.	184,512	2,992,785
Vectren Corp.	70,860	1,748,825
Wisconsin Energy Corp.	194,994	9,716,551
Xcel Energy, Inc.	388,199	8,237,583

		83,133,298

Water Utilities (0.2%)
American Water Works Co., Inc.	46,471	1,041,415
Aqua America, Inc.^	115,040	2,014,350

		3,055,765

Total Utilities		181,555,133

Total Common Stocks (88.2%) (Cost $1,750,758,382)		1,708,342,860

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs) (10.7%)
iShares Morningstar Mid Core Index Fund	16,366	1,115,711
iShares Morningstar Mid Growth Index Fund	20,430	1,544,508
iShares Morningstar Mid Value Index Fund	314,237	20,334,276
iShares Russell Midcap Growth Index Fund^	82,454	3,738,464
iShares Russell Midcap Index Fund	32,905	2,715,321

	Number of Shares	Value (Note 1)

iShares Russell Midcap Value Index Fund	3,821,575	$141,321,843
iShares S&P MidCap 400 Growth Index Fund	13,800	1,072,398
iShares S&P MidCap 400 Index Fund	12,855	930,831
iShares S&P MidCap 400/BARRA Value Index Fund	499,321	32,930,220
SPDR Dow Jones Mid Cap Value ETF	23,094	1,062,324

Total Investment Companies (10.7%) (Cost $219,289,865)		206,765,896

	Number of Rights	Value (Note 1)
RIGHTS:
Telecommunication Services (0.0%)
Diversified Telecommunication Services (0.0%)
Clearwire Corp., expiring 6/21/10*^ (Cost $—)	57,440	22,976

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (0.1%)
U.S. Treasury Bills 0.04%, 3/11/10 #(p)	$1,412,000	1,411,884

Short-Term Investments of Cash Collateral for Securities Loaned (1.5%)
Calyon/New York 0.41%, 7/2/10 (l)	9,998,616	10,000,576
Goldman Sachs & Co., Repurchase Agreement 0.01%, 1/4/10 (v)	9,192,632	9,192,632
MassMutual Global Funding II 0.40%, 3/26/10 (l)	10,000,000	9,972,090

Total Short-Term Investments of Cash Collateral for Securities Loaned		29,165,298

Time Deposit (1.1%)
JPMorgan Chase Nassau 0.000%, 1/4/10	21,421,316	21,421,316

Total Short-Term Investments (2.7%) (Cost/Amortized Cost $52,024,510)		51,998,498

Total Investments (101.6%) (Cost/Amortized Cost $2,022,072,757)		1,967,130,230
Other Assets Less Liabilities (-1.6%)		(31,786,990)

Net Assets (100%)		$1,935,343,240

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,411,884.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2009, the market value of these securities amounted to $2,877,768 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(p)	Yield to maturity.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Government National Mortgage Association, 2.750% — 15.000%, maturing 2/15/10 to 12/20/39, which had a total value of $9,376,484.

Glossary:

ADR—	American Depositary Receipt

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400 E-Mini Index	223	March-10	$15,402,140	$16,165,270	$763,130

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$208,239,704	$3,598,092	$—	$211,837,796
Consumer Staples	92,112,833	3,645,644	—	95,758,477
Energy	143,726,467	2,493,689	—	146,220,156
Financials	449,778,426	8,607,095	—	458,385,521
Health Care	90,993,564	—	—	90,993,564
Industrials	200,574,457	—	—	200,574,457
Information Technology	135,683,947	5,039,746	—	140,723,693
Materials	143,972,408	3,765,787	—	147,738,195
Telecommunication Services	34,555,868	—	—	34,555,868
Utilities	181,555,133	—	—	181,555,133
Futures	763,130	—	—	763,130
Investment Companies
Exchange Traded Funds (ETFs)	206,765,896	—	—	206,765,896
Rights
Telecommunication Services	22,976	—	—	22,976
Short-Term Investments	—	51,998,498	—	51,998,498

Total Assets	$1,888,744,809	$79,148,551	$—	$1,967,893,360

Total Liabilities	$—	$—	$—	$—

Total	$1,888,744,809	$79,148,551	$—	$1,967,893,360

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	763,130	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$763,130

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	3,694,480	—	—	3,694,480
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$3,694,480	$—	$—	$3,694,480

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	426,014	—	—	426,014
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$426,014	$—	$—	$426,014

The Portfolio held futures contracts with an average notional balance of approximately $12,019,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,766,828,011
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,888,408,984

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$95,153,008
Aggregate gross unrealized depreciation	(212,509,523)

Net unrealized depreciation	$(117,356,515)

Federal income tax cost of investments	$2,084,486,745

At December 31, 2009, the Portfolio had loaned securities with a total value of $ 28,072,311. This was secured by collateral of $29,191,248, which was received as cash and subsequently invested in short-term investments currently valued at $29,165,298, as reported in the Portfolio of Investments.

For the year ended December 31, 2009, the Portfolio incurred approximately $3,080 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $823,058,382 of which $60,990,178 expires in the year 2015, $468,590,638 expires in the year 2016, and $293,477,566 expires in the year 2017.

Included in the capital loss carryforward amounts are $383,587,435 of losses acquired from EQ/Ariel Appreciation II, EQ/Lord Abbett Mid Cap Value and EQ/Van Kampen Real Estate as a result of a tax free reorganization that occurred during the year 2009. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $2,022,072,757) (Securities on loan at market value $28,072,311)	$1,967,130,230
Foreign cash (Cost $55)	54
Dividends, interest and other receivables	2,901,601
Receivable for securities sold	731,393
Receivable from Separate Accounts for Trust shares sold	255,255
Other assets	14,047

Total assets	1,971,032,580

LIABILITIES
Overdraft payable	11
Payable for return of cash collateral on securities loaned	29,191,248
Payable for securities purchased	2,174,366
Payable to Separate Accounts for Trust shares redeemed	2,164,274
Investment management fees payable	896,812
Distribution fees payable - Class IB	349,500
Administrative fees payable	256,334
Variation margin payable on futures contracts	205,160
Trustees’ fees payable	2,955
Accrued expenses	448,680

Total liabilities	35,689,340

NET ASSETS	$1,935,343,240

Net assets were comprised of:
Paid in capital	$2,900,519,254
Accumulated undistributed net investment income (loss)	1,166,405
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(912,165,430)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(54,176,989)

Net assets	$1,935,343,240

Class IA
Net asset value, offering and redemption price per share, $272,556,162 / 32,887,995 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.29

Class IB
Net asset value, offering and redemption price per share, $1,662,787,078 / 202,560,226 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.21

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $12,911 foreign withholding tax)	$28,345,501
Interest	34,412
Securities lending (net)	838,214

Total income	29,218,127

EXPENSES
Investment management fees	6,396,295
Distribution fees - Class IB	2,652,937
Administrative fees	1,884,442
Printing and mailing expenses	343,403
Professional fees	61,467
Trustees’ fees	28,136
Custodian fees	5,000
Miscellaneous	44,019

Gross expenses	11,415,699
Less: Waiver from investment advisor	(24,705)
Fees paid indirectly	(1,951,508)

Net expenses	9,439,486

NET INVESTMENT INCOME (LOSS)	19,778,641

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(295,123,307)
Foreign currency transactions	(92,254)
Futures	3,694,480

Net realized gain (loss)	(291,521,081)

Change in unrealized appreciation (depreciation) on:
Securities	618,112,208
Foreign currency translations	376
Futures	426,014

Net change in unrealized appreciation (depreciation)	618,538,598

NET REALIZED AND UNREALIZED GAIN (LOSS)	327,017,517

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$346,796,158

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$19,778,641	$17,508,555
Net realized gain (loss) on investments, futures and foreign currency transactions	(291,521,081)	(172,240,260)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	618,538,598	(450,012,217)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	346,796,158	(604,743,922)

DIVIDENDS:
Dividends from net investment income
Class IA	(3,199,381)	(436,477)
Class IB	(15,314,141)	(17,753,048)

TOTAL DIVIDENDS	(18,513,522)	(18,189,525)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 19,599,525 and 967,759 shares, respectively ]	149,010,484	8,654,092
Capital shares issued in connection with merger (Note 8)[ 14,249,202 and 0 shares, respectively ]	111,614,430	—
Capital shares issued in reinvestment of dividends [ 393,766 and 72,024 shares, respectively ]	3,199,381	436,477
Capital shares repurchased [ (4,388,987) and (582,647) shares, respectively ]	(34,313,166)	(4,773,305)

Total Class IA transactions	229,511,129	4,317,264

Class IB
Capital shares sold [ 8,040,117 and 7,562,456 shares, respectively ]	51,517,114	64,510,032
Capital shares issued in connection with merger (Note 8)[ 100,600,252 and 0 shares, respectively ]	778,505,286	—
Capital shares issued in reinvestment of dividends [ 1,903,062 and 2,967,557 shares, respectively ]	15,314,141	17,753,048
Capital shares repurchased [ (45,494,110) and (35,092,114) shares, respectively ]	(325,308,477)	(304,614,020)

Total Class IB transactions	520,028,064	(222,350,940)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	749,539,193	(218,033,676)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,077,821,829	(840,967,123)
NET ASSETS:
Beginning of year	857,521,411	1,698,488,534

End of year (a)	$1,935,343,240	$857,521,411

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,166,405	$142,024

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO(hh)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	2006	2005
Net asset value, beginning of year	$6.18	$10.39	$14.37	$14.01	$14.05

Income (loss) from investment operations:
Net investment income (loss)	0.15 (e)	0.14 (e)	0.19	0.08 (e)	0.09	(e)
Net realized and unrealized gain (loss) on investments	2.06	(4.20)	(0.42)	1.68	1.51

Total from investment operations	2.21	(4.06)	(0.23)	1.76	1.60

Less distributions:
Dividends from net investment income	(0.10)	(0.15)	(0.19)	(0.08)	(0.10)
Distributions from net realized gains	—	—	(3.56)	(1.32)	(1.54)

Total dividends and distributions	(0.10)	(0.15)	(3.75)	(1.40)	(1.64)

Net asset value, end of year	$8.29	$6.18	$10.39	$14.37	$14.01

Total return	35.75%	(39.06)%	(1.29)%	12.76%	11.62%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$272,556	$18,747	$26,777	$24,186	$16,535
Ratio of expenses to average net assets:
After waivers	0.73%	0.76%	0.79%	0.83%	0.79%
After waivers and fees paid indirectly	0.47%	0.75%	0.58%	0.82%	0.77%
Before waivers and fees paid indirectly	0.74%	0.77%	0.79%	0.83%	0.79%
Ratio of net investment income (loss) to average net assets:
After waivers	1.71%	1.62%	1.05%	0.53%	0.60%
After waivers and fees paid indirectly	1.98%	1.63%	1.26%	0.54%	0.62%
Before waivers and fees paid indirectly	1.70%	1.61%	1.05%	0.53%	0.60%
Portfolio turnover rate	155%	38%	160%	66%	55	%(d)
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$— #	$— #	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO(hh)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2009		2008	2007	2006		2005
Net asset value, beginning of year	$6.10		$10.31	$14.30	$13.95		$14.00

Income (loss) from investment operations:
Net investment income (loss)	0.11	(e)	0.12 (e)	0.16	0.04	(e)	0.05	(e)
Net realized and unrealized gain (loss) on investments	2.08		(4.20)	(0.44)	1.67		1.50

Total from investment operations	2.19		(4.08)	(0.28)	1.71		1.55

Less distributions:
Dividends from net investment income	(0.08)		(0.13)	(0.15)	(0.04)		(0.06)
Distributions from net realized gains	—		—	(3.56)	(1.32)		(1.54)

Total dividends and distributions	(0.08)		(0.13)	(3.71)	(1.36)		(1.60)

Net asset value, end of year	$8.21		$6.10	$10.31	$14.30		$13.95

Total return	35.86%		(39.53)%	(1.62)%	12.45%		11.31%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,662,787		$838,774	$1,671,712	$1,897,629		$1,730,041
Ratio of expenses to average net assets:
After waivers	0.98	%(c)	1.01%	1.04%	1.08%		1.04%
After waivers and fees paid indirectly	0.84%		1.00%	0.83%	1.07	%(c)	1.02%
Before waivers and fees paid indirectly	0.99	%(c)	1.02%	1.04%	1.08%		1.04%
Ratio of net investment income (loss) to average net assets:
After waivers	1.51%		1.34%	0.82%	0.27%		0.35%
After waivers and fees paid indirectly	1.67%		1.34%	1.03%	0.29%		0.37%
Before waivers and fees paid indirectly	1.51%		1.32%	0.81%	0.27%		0.35%
Portfolio turnover rate	155%		38%	160%	66%		55	%(d)
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	#	$— #	$— #	$—		$—

#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(d)	Reflects purchases and sales from change in investment strategy.
(e)	Net investment income per share is based on average shares outstanding.
(hh)	On September 11, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Ariel Appreciation Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio and EQ/Van Kampen Real Estate Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Mid Cap Value PLUS Portfolio.

See Notes to Financial Statements.

EQ/MONEY MARKET PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	The Dreyfus Corporation

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares	0.25%	3.01%	2.85%	5.49%
Portfolio – IB Shares*	0.01	2.77	2.59	5.23
Bank of America Merrill Lynch 3-Month Treasury Bill Index	0.21	3.02	2.99	5.66

*   Date of inception 10/2/96. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 7/13/81

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 0.25% for the year ended December 31, 2009. The Portfolio’s benchmark, the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned 0.21% over the same period.

Portfolio Highlights

For the year ended December 31, 2009.

2009 emerged as a much calmer year for the financial markets than 2008. The steps taken by central banks and governments helped to ease the liquidity strains that developed following the collapse of Lehman Brothers. At the same time, however, the underlying economy remained in a significant recession. Unemployment topped 10% and both commercial and residential real estate showed continued downward pressure.

Throughout the year, the Federal Reserve indicated that they intended to keep short-term interest rates unchanged with a target for the overnight federal funds rate of between 0.00% and 0.25%.

In this environment, we have structured the Portfolio with a diversified mix of short-term fixed income instruments issued by high quality borrowers. We also maintained ample levels of liquidity to meet shareholder needs.

The Portfolio held positions in U.S. Treasury and government sponsored agency obligations with the belief that this provided a further source of short-term liquidity while enhancing the credit quality of the Portfolio. In addition, the Portfolio has been managed with a weighted average maturity that is shorter than the industry average.

Portfolio Positioning and Outlook:

With the Federal Reserve on hold for the foreseeable future, the focus remains on the performance of the economy. While recent economic data has been more benign, we believe it is clear that the Manufacturing and Real Estate sectors will remain under pressure for some time.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per unit. It is possible to lose money by investing in this Portfolio.

Maturity Weightings As of December 31, 2009
1-30 days	36.9%
31-60 days	27.5
61-90 days	25.6
91-120 days	10.0
>120 days	—

100.0%

EQ/MONEY MARKET PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,001.30	$0.05
Hypothetical (5% average return before expenses)	1,000.00	1,025.16	0.05
Class IB
Actual	1,000.00	1,000.00	1.21
Hypothetical (5% average return before expenses)	1,000.00	1,024.00	1.22

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.01% and 0.24% respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Principal Amount	Value (Note 1)

SHORT TERM DEBT SECURITIES:
Bank Note (1.2%)
Bank of America N.A. 0.22%, 2/1/10	$25,000,000	$25,000,000

		25,000,000

Certificates of Deposit (15.0%)
Banco Bilbao Vizcaya Argentaria S.A./New York
0.22%, 2/16/10	25,000,000	25,000,160
Bank of Tokyo-Mitsubishi UFJ Ltd./New York
0.24%, 1/29/10	25,000,000	25,000,000
Canadian Imperial Bank of Commerce/New York
0.20%, 1/29/10	25,000,000	25,000,000
Citibank N.A./New York
0.21%, 2/23/10	25,000,000	25,000,000
Credit Industriel et Commercial/New York
0.30%, 1/15/10	25,000,000	25,000,000
Mizuho Corporate Bank/New York
0.25%, 1/11/10	25,000,000	25,000,000
Rabobank Nederland N.V./New York
0.19%, 3/3/10	25,000,000	25,005,074
Royal Bank of Scotland plc/Connecticut
0.22%, 2/24/10	25,000,000	25,000,000
Societe Generale/New York 0.23%, 2/23/10	25,000,000	25,000,000
State Street Bank and Trust Co. 0.21%, 1/21/10	25,000,000	25,000,000
Sumitomo Mitsui Banking Corp./New York
0.25%, 1/25/10	25,000,000	25,000,000
Svenska Handelsbanken/New York
0.22%, 1/26/10	25,000,000	25,000,000

Total Certificates of Deposit		300,005,234

Commercial Paper (53.6%)
Abbey National North America LLC
0.02%, 1/4/10(p)	80,000,000	79,999,800
ASB Finance Ltd. 0.21%, 3/5/10(n)(p)	25,000,000	24,990,813
Atlantic Asset Securitization Corp. 0.21%, 1/27/10(n)(p)	25,000,000	24,996,028
Bank of Nova Scotia 0.17%, 3/8/10(p)	25,000,000	24,992,208
Barclays U.S. Funding LLC 0.17%, 1/28/10(p)	25,000,000	24,996,625
Bryant Park Funding LLC 0.20%, 1/19/10(n)(p)	25,000,000	24,997,375
Cafco LLC
0.22%, 3/2/10(n)(p)	25,000,000	24,990,833
Calyon North America, Inc. 0.01%, 1/4/10(p)	80,000,000	79,999,933
Cancara Asset Securitisation LLC 0.26%, 3/16/10(n)(p)	25,000,000	24,986,639
CBA Delaware Finance, Inc. 0.18%, 3/2/10(p)	25,000,000	24,992,500
CHARTA LLC 0.22%, 3/1/10(n)(p)	25,000,000	24,990,986
CRC Funding LLC 0.22%, 3/2/10(n)(p)	25,000,000	24,990,833
Danske Corp. 0.19%, 3/1/10(n)(p)	25,000,000	24,992,215
DnB NOR Bank ASA 0.19%, 3/8/10(n)(p)	25,000,000	24,991,292
Edison Asset Securitization LLC 0.22%, 1/27/10(n)(p)	25,000,000	24,995,847
Fairway Finance Corp. 0.19%, 3/15/10(n)(p)	25,000,000	24,990,368

	Principal Amount	Value (Note 1)

Gemini Securitization Corp. LLC 0.21%, 2/2/10(n)(p)	$25,000,000	$24,995,111
General Electric Capital Corp. 0.01%, 1/4/10(p)	65,000,000	64,999,946
0.21%, 1/26/10(p)	25,000,000	24,996,180
Gotham Funding Corp. 0.23%, 1/21/10(n)(p)	25,000,000	24,996,667
Govco LLC 0.22%, 3/16/10(n)(p)	25,000,000	24,988,695
HSBC USA, Inc. 0.06%, 1/4/10(p)	80,000,000	79,999,467
ING US Funding LLC 0.19%, 3/1/10(p)	25,000,000	24,992,215
Intesa Funding LLC 0.17%, 3/11/10(p)	25,000,000	24,991,854
Lloyds TSB Bank plc 0.20%, 2/26/10(p)	25,000,000	24,992,222
Manhattan Asset Funding Co. LLC
0.26%, 2/22/10(n)(p)	25,000,000	24,990,611
Natixis US Finance Co. LLC 0.29%, 3/10/10(p)	25,000,000	24,986,306
Nordea North America, Inc. 0.20%, 3/4/10(p)	25,000,000	24,991,389
Sheffield Receivables Corp. 0.20%, 3/4/10(n)(p)	25,000,000	24,991,389
Societe Generale North America, Inc.
0.01%, 1/4/10(p)	65,000,000	64,999,892
Surrey Funding Corp. 0.22%, 2/12/10(n)(p)	25,000,000	24,993,292
U.S. Bank N.A. 0.20%, 3/30/10(p)	25,000,000	24,987,778
Westpac Securities NZ Ltd. 0.22%, 3/2/10(n)(p)	25,000,000	24,990,833

Total Commercial Paper		1,069,778,142

Government Securities (28.1%)
Federal Home Loan Mortgage Corp.
0.10%, 2/16/10(o)(p)	100,000,000	99,987,222
Federal National Mortgage Association
0.10%, 3/17/10(o)(p)	111,213,000	111,189,570
U.S. Treasury Bills 0.26%, 2/11/10(p)	150,000,000	149,954,729
0.08%, 4/1/10(p)	200,000,000	199,957,500

Total Government Securities		561,089,021

Time Deposits (2.1%)
JPMorgan Chase Nassau 0.000%, 1/4/10	769,504	769,504
State Street Bank and Trust Co. 0.04%, 1/4/10	41,000,000	41,000,000

Total Time Deposits		41,769,504

Total Investments (100.0%) (Amortized Cost $1,997,641,901)		1,997,641,901
Other Assets Less Liabilities (0.0%)		(369,310)

Net Assets (100%)		$1,997,272,591

Federal Income Tax Cost of Investments		$1,997,641,901

(n)	Section 4(2) Commercial Paper. Private placement, notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2009.
(p)	Yield to maturity.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Short-Term Investments	$—	$1,997,641,901	$—	$1,997,641,901

Total Assets	$—	$1,997,641,901	$—	$1,997,641,901

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,997,641,901	$—	$1,997,641,901

The Portfolio had no derivatives contracts during the year ended December 31, 2009.

The Portfolio has a net capital loss carryforward of $445 which expires in the year 2017. The Portfolio had a net capital loss carryforward of $68,001 expire during 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Amortized Cost $1,997,641,901)	$1,997,641,901
Receivable from investment manager	186,007
Dividends, interest and other receivables	169,826
Other assets	6,701

Total assets	1,998,004,435

LIABILITIES
Overdrafts payable	113
Distribution fees payable - Class IB	283,108
Trustees’ fees payable	2,347
Accrued expenses	446,276

Total liabilities	731,844

NET ASSETS	$1,997,272,591

Net assets were comprised of:
Paid in capital	$1,997,266,032
Accumulated undistributed net investment income (loss)	7,004
Accumulated undistributed net realized gain (loss) on investments	(445)

Net assets	$1,997,272,591

Class IA
Net asset value, offering and redemption price per share, $676,437,649 / 676,082,841 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

Class IB
Net asset value, offering and redemption price per share, $1,320,834,942 / 1,320,793,160 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Interest	$8,403,163

EXPENSES
Investment management fees	8,431,939
Distribution fees - Class IB	4,096,590
Administrative fees	2,806,823
Printing and mailing expenses	744,617
Custodian fees	186,000
Trustees’ fees	84,550
Professional fees	64,410
Miscellaneous	398,361

Gross expenses	16,813,290
Less: Waiver from investment advisor	(10,897,062)

Net expenses	5,916,228

NET INVESTMENT INCOME (LOSS)	2,486,935

REALIZED GAIN (LOSS)
Net realized gain (loss) on securities	(445)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,486,490

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,486,935	$52,454,182
Net realized gain (loss) on investments	(445)	288

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,486,490	52,454,470

DIVIDENDS:
Dividends from net investment income
Class IA	(2,600,701)	(22,301,403)
Class IB	—	(30,326,494)

TOTAL DIVIDENDS	(2,600,701)	(52,627,897)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 898,055,921 and 1,619,532,963 shares, respectively ]	898,733,052	1,619,601,905
Capital shares issued in reinvestment of dividends [ 2,600,701 and 22,301,403 shares, respectively ]	2,600,701	22,301,403
Capital shares repurchased [ (2,261,988,910) and (473,784,652) shares, respectively ]	(2,262,388,991)	(473,801,877)

Total Class IA transactions	(1,361,055,238)	1,168,101,431

Class IB
Capital shares sold [ 1,546,377,551 and 2,099,073,217 shares, respectively ]	1,546,438,074	2,099,441,595
Capital shares issued in reinvestment of dividends [ 0 and 30,326,494 shares, respectively ]	—	30,326,494
Capital shares repurchased [ (2,154,142,256) and (1,399,898,196) shares, respectively ]	(2,154,226,112)	(1,400,142,937)

Total Class IB transactions	(607,788,038)	729,625,152

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,968,843,276)	1,897,726,583

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,968,957,487)	1,897,553,156
NET ASSETS:
Beginning of year	3,966,230,078	2,068,676,922

End of year (a)	$1,997,272,591	$3,966,230,078

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$7,004	$(18,117)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO(s)(v)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	2006	2005
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.001

Income (loss) from investment operations:
Net investment income (loss)	0.002 (e)	0.020 (e)	0.048 (e)	0.046 (e)	0.029 (e)
Net realized and unrealized gains (losses) on investments	—	0.003	—	— #	— #

Total from investment operations	0.002	0.023	0.048	0.046	0.029

Less distributions:
Dividends from net investment income	(0.002)	(0.023)	(0.048)	(0.046)	(0.030)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total return	0.25%	2.36%	4.97%	4.72%	2.85%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$676,438	$2,037,507	$869,405	$831,695	$737,535
Ratio of expenses to average net assets:
After waivers	0.07%	0.47%	0.45%	0.44%	0.39%
Before waivers	0.47%	0.47%	0.45%	0.44%	0.39%
Ratio of net investment income to average net assets:
After waivers	0.24%	2.03%	4.83%	4.65%	2.86%
Before waivers	(0.15)%	2.03%	4.83%	4.65%	2.86%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.004	$—	$—	$—	$—

	Year Ended December 31,
Class IB	2009		2008		2007	2006	2005
Net asset value, beginning of year	$1.000		$1.000		$1.000	$1.000	$1.000

Income (loss) from investment operations:
Net investment income (loss)	—	#(e)	0.019	(e)	0.046 (e)	0.044 (e)	0.027 (e)
Net realized and unrealized gains (losses) on investments	—		0.002		—	— #	— #

Total from investment operations	—	#	0.021		0.046	0.044	0.027

Less distributions:
Dividends from net investment income	—		(0.021)		(0.046)	(0.044)	(0.027)

Net asset value, end of year	$1.000		$1.000		$1.000	$1.000	$1.000

Total return	0.01%		2.13%		4.71%	4.46%	2.65%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,320,835		$1,928,723		$1,199,272	$918,153	$773,184
Ratio of expenses to average net assets:
After waivers	0.32%		0.72	%(c)	0.70%	0.69%	0.64%
Before waivers	0.72%		0.72	%(c)	0.70%	0.69%	0.64%
Ratio of net investment income to average net assets:
After waivers	(0.01)%		1.95%		4.57%	4.42%	2.61%
Before waivers	(0.41)%		1.95%		4.57%	4.42%	2.61%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.004		$—		$—	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO(s)(v)

FINANCIAL HIGHLIGHTS (Continued)

#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(s)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MONY Money Market Portfolio that followed the same objectives as this Portfolio.
(v)	On July 7, 2005, this Portfolio split in the form of a dividend payable in shares of the Portfolio in order to establish a $1.00 net asset value. The dividend consisted of 10.345 shares and 10.303 shares in exchange for one (1) share of the Portfolio’s Class IA and Class IB shares, respectively. All transactions in capital stock and per share data prior to this date have been restated to give effect to the split.

See Notes to Financial Statements.

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Montag & Caldwell, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	29.94%	3.90%	(0.90)%	1.65%
Portfolio – IB Shares*	29.77	3.67	(1.02)	1.54
Russell 1000® Growth Index	37.21	1.63	(3.99)	(0.45)

*   Date of inception 12/31/04. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 12/1/98

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 29.94% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 37.21% over the same period.

Asset Class Overview

Over the 12 months, large cap growth stocks, as measured by the Russell 1000® Growth Index, posted an impressive 37.21% gain, as the more cyclical sectors of the market rebounded sharply after underperforming the defensive sectors in late 2008 and early 2009. All of the sectors in the index delivered double-digit returns. Information technology was the clear leader, returning 62%. The materials, consumer discretionary, and telecommunication services sectors were also top performers. Gains were less in utilities and consumer staples sectors.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	Stock selection was strong in the Energy sector particularly Cameron International and Schlumberger.

•	Stock selection in the Information Technology sector was a significant contributor to performance with positive contributions from Apple, Google, Visa, and Research in Motion.

•	Strong performance from Schering Plough and Allergan drove positive returns from the Health Care sector.

What hurt performance during the year:

•	Security selection in the Consumer Discretionary sector was adverse, particularly McDonalds and Johnson Controls.

•	An overweight in the Consumer Staples sector and stock selection, principally Walmart and Procter & Gamble, detracted from performance.

Portfolio Positioning and Outlook

After strong equity returns in 2009, we believe 2010 may be another year of positive stock market returns. By year end, the market, as measured by the S&P 500 Index, had increased 64.8% from its bear market low on March 9, 2009. Inflation and interest rates may remain low, and the global recovery may continue. In addition, we believe the Federal Reserve may remain accommodative in order to support the financial markets and promote economic growth. An overdue stock market correction may occur in 2010. We would view that development as a bull market correction.

We believe that the outlook for large cap growth stocks is good, particularly for high quality secular growers. In contrast to many companies whose estimated 2010 earnings will still be below their previous peak levels, these companies may experience new levels of earnings in 2010. On anticipated 2010 earnings, these companies’ growth rates also appear more assured due to their significant global economic exposure. In addition, their valuations are more reasonable in comparison to many lesser quality issues that rebounded sharply in 2009 from depressed levels and that now appear fully valued based on 2010 earnings estimates.

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	27.8%
Consumer Staples	20.9
Health Care	15.5
Consumer Discretionary	10.7
Energy	9.1
Industrials	7.8
Financials	6.3
Materials	0.9
Cash and Other	1.0

100.0%

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,195.90	$4.98
Hypothetical (5% average return before expenses)	1,000.00	1,020.67	4.58
Class IB
Actual	1,000.00	1,194.50	6.36
Hypothetical (5% average return before expenses)	1,000.00	1,019.41	5.85

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.7%)
Hotels, Restaurants & Leisure (4.0%)
McDonald’s Corp.	238,308	$14,879,951

Media (1.7%)
Walt Disney Co.	193,100	6,227,475

Specialty Retail (2.8%)
TJX Cos., Inc.	285,200	10,424,060

Textiles, Apparel & Luxury Goods (2.2%)
NIKE, Inc., Class B	121,800	8,047,326

Total Consumer Discretionary		39,578,812

Consumer Staples (20.9%)
Beverages (8.4%)
Coca-Cola Co.	283,200	16,142,400
PepsiCo, Inc.	246,140	14,965,312

		31,107,712

Food & Staples Retailing (7.5%)
Costco Wholesale Corp.	211,400	12,508,538
Wal-Mart Stores, Inc.	288,950	15,444,378

		27,952,916

Household Products (5.0%)
Colgate-Palmolive Co.	135,053	11,094,604
Procter & Gamble Co.	125,196	7,590,633

		18,685,237

Total Consumer Staples		77,745,865

Energy (9.1%)
Energy Equipment & Services (6.6%)
Cameron International Corp.*	254,300	10,629,740
Schlumberger Ltd.	214,752	13,978,208

		24,607,948

Oil, Gas & Consumable Fuels (2.5%)
Occidental Petroleum Corp.	111,700	9,086,795

Total Energy		33,694,743

Financials (6.3%)
Capital Markets (3.3%)
Charles Schwab Corp.	660,400	12,428,728

Diversified Financial Services (3.0%)
JPMorgan Chase & Co.	266,300	11,096,721

Total Financials		23,525,449

Health Care (15.5%)
Biotechnology (3.2%)
Gilead Sciences, Inc.*	275,500	11,923,640

Health Care Equipment & Supplies (1.5%)
Stryker Corp.	115,200	5,802,624

Pharmaceuticals (10.8%)
Abbott Laboratories, Inc.	276,450	14,925,536
Allergan, Inc.	185,500	11,688,355
Merck & Co., Inc.	365,593	13,358,768

		39,972,659

Total Health Care		57,698,923

	Number of Shares	Value (Note 1)

Industrials (7.8%)
Construction & Engineering (2.1%)
Fluor Corp.	171,000	$7,701,840

Electrical Equipment (1.1%)
Emerson Electric Co.	94,800	4,038,480

Industrial Conglomerates (3.1%)
3M Co.	139,500	11,532,465

Road & Rail (1.5%)
Burlington Northern Santa Fe Corp.	56,900	5,611,478

Total Industrials		28,884,263

Information Technology (27.8%)
Communications Equipment (9.8%)
Juniper Networks, Inc.*	302,000	8,054,340
QUALCOMM, Inc.	357,100	16,519,446
Research In Motion Ltd.*	176,200	11,900,548

		36,474,334

Computers & Peripherals (9.3%)
Apple, Inc.*	80,800	17,037,488
Hewlett-Packard Co.	338,200	17,420,682

		34,458,170

Internet Software & Services (4.7%)
Google, Inc., Class A*	28,120	17,433,838

IT Services (4.0%)
Visa, Inc., Class A	168,600	14,745,756

Total Information Technology		103,112,098

Materials (0.9%)
Chemicals (0.9%)
Monsanto Co.	41,500	3,392,625

Total Materials		3,392,625

Total Common Stocks (99.0%) (Cost $328,621,242)		367,632,778

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (1.1%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $4,020,027)	$4,020,027	4,020,027

Total Investments (100.1%) (Cost/Amortized Cost $332,641,269)		371,652,805
Other Assets Less Liabilities (-0.1%)		(541,399)

Net Assets (100%)		$371,111,406

*	Non-income producing.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$39,578,812	$—	$—	$39,578,812
Consumer Staples	77,745,865	—	—	77,745,865
Energy	33,694,743	—	—	33,694,743
Financials	23,525,449	—	—	23,525,449
Health Care	57,698,923	—	—	57,698,923
Industrials	28,884,263	—	—	28,884,263
Information Technology	103,112,098	—	—	103,112,098
Materials	3,392,625	—	—	3,392,625
Short-Term Investments	—	4,020,027	—	4,020,027

Total Assets	$367,632,778	$4,020,027	$—	$371,652,805

Total Liabilities	$—	$—	$—	$—

Total	$367,632,778	$4,020,027	$—	$371,652,805

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$129,844,909
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$145,993,156

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$39,554,416
Aggregate gross unrealized depreciation	(4,615,924)

Net unrealized appreciation	$34,938,492

Federal income tax cost of investments	$336,714,313

The Portfolio has a net capital loss carryforward of $72,084,227 of which $31,864,645 expires in the year 2010, $10,247,355 expires in the year 2011, $340,608 expires in the year 2012 and $29,631,619 expires in the year 2017. The Portfolio had a net capital loss carryforward of $2,496,503 expire during 2009.

Included in the capital loss carryforward is $340,608 of losses acquired from the EQ/Enterprise Multi-Cap Growth portfolio, as a result of tax-free reorganizations during the years ended 2003 and 2005.

For the year ended December 31, 2009, the Portfolio incurred approximately $7,400 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $332,641,269)	$371,652,805
Dividends, interest and other receivables	586,018
Receivable from Separate Accounts for Trust shares sold	206,425
Other assets	1,286

Total assets	372,446,534

LIABILITIES
Overdraft payable	25,200
Payable for securities purchased	445,651
Payable to Separate Accounts for Trust shares redeemed	410,119
Investment management fees payable	244,259
Distribution fees payable - Class IB	76,064
Administrative fees payable	34,632
Trustees’ fees payable	205
Accrued expenses	98,998

Total liabilities	1,335,128

NET ASSETS	$371,111,406

Net assets were comprised of:
Paid in capital	$408,243,983
Accumulated undistributed net investment income (loss)	13,159
Accumulated undistributed net realized gain (loss) on investments	(76,157,272)
Unrealized appreciation (depreciation) on investments	39,011,536

Net assets	$371,111,406

Class IA
Net asset value, offering and redemption price per share, $10,531,803 / 1,856,227 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.67

Class IB
Net asset value, offering and redemption price per share, $360,579,603 / 63,389,806 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.69

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends	$4,963,633
Interest	9,329

Total income	4,972,962

EXPENSES
Investment management fees	2,442,722
Distribution fees - Class IB	795,374
Administrative fees	363,109
Printing and mailing expenses	89,035
Custodian fees	33,000
Professional fees	31,985
Trustees’ fees	8,225
Miscellaneous	13,614

Gross expenses	3,777,064
Less: Waiver from investment advisor	(12,218)
Fees paid indirectly	(94,299)

Net expenses	3,670,547

NET INVESTMENT INCOME (LOSS)	1,302,415

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	(25,293,812)
Net change in unrealized appreciation (depreciation) on securities	111,410,221

NET REALIZED AND UNREALIZED GAIN (LOSS)	86,116,409

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$87,418,824

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,302,415	$771,481
Net realized gain (loss) on investments	(25,293,812)	(3,928,590)
Net change in unrealized appreciation (depreciation) on investments	111,410,221	(139,445,044)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	87,418,824	(142,602,153)

DIVIDENDS:
Dividends from net investment income
Class IA	(58,066)	(29,883)
Class IB	(1,230,461)	(746,807)

TOTAL DIVIDENDS	(1,288,527)	(776,690)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,081,280 and 2,558,463 shares, respectively ]	5,343,850	15,198,066
Capital shares issued in reinvestment of distributions [ 10,474 and 6,800 shares, respectively ]	58,066	29,883
Capital shares repurchased [ (579,398) and (3,609,751) shares, respectively ]	(2,819,685)	(20,148,187)

Total Class IA transactions	2,582,231	(4,920,238)

Class IB
Capital shares sold [ 14,010,550 and 36,136,673 shares, respectively ]	65,491,073	208,588,457
Capital shares issued in reinvestment of distributions [ 221,350 and 169,671 shares, respectively ]	1,230,461	746,807
Capital shares repurchased [ (18,068,795) and (21,640,499) shares, respectively ]	(86,000,138)	(120,486,315)

Total Class IB transactions	(19,278,604)	88,848,949

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(16,696,373)	83,928,711

TOTAL INCREASE (DECREASE) IN NET ASSETS	69,433,924	(59,450,132)
NET ASSETS:
Beginning of year	301,677,482	361,127,614

End of year (a)	$371,111,406	$301,677,482

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$13,159	$(729)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO(t)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008		2007	2006	2005
Net asset value, beginning of year	$4.39	$6.56		$5.44	$5.05	$4.80

Income (loss) from investment operations:
Net investment income (loss)	0.03 (e)	0.02	(e)	0.03 (e)	0.02 (e)	0.02 (e)
Net realized and unrealized gain (loss) on investments	1.28	(2.17)		1.12	0.39	0.25

Total from investment operations	1.31	(2.15)		1.15	0.41	0.27

Less distributions:
Dividends from net investment income	(0.03)	(0.02)		(0.03)	(0.02)	(0.02)

Net asset value, end of year	$5.67	$4.39		$6.56	$5.44	$5.05

Total return	29.94%	(32.74)%		21.13%	8.20%	5.71%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,532	$5,898		$15,661	$10,045	$11,800
Ratio of expenses to average net assets:
After waivers	0.91%	0.90%		0.90%	0.88%	0.83%
After waivers and fees paid indirectly	0.88%	0.88%		0.88%	0.86%	0.80%
Before waivers and fees paid indirectly	0.91%	0.90%		0.90%	0.88%	0.83%
Ratio of net investment income to average net assets:
After waivers	0.60%	0.36%		0.47%	0.42%	0.48%
After waivers and fees paid indirectly	0.63%	0.38%		0.48%	0.43%	0.51%
Before waivers and fees paid indirectly	0.60%	0.36%		0.47%	0.42%	0.48%
Portfolio turnover rate	41%	52%		71%	66%	55%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$— #	$—		$— #	$—	$—

	Year Ended December 31,
Class IB	2009	2008		2007	2006	2005
Net asset value, beginning of year	$4.40	$6.57		$5.45	$5.06	$4.81

Income (loss) from investment operations:
Net investment income (loss)	0.02 (e)	0.01	(e)	0.01 (e)	0.01 (e)	0.01 (e)
Net realized and unrealized gain (loss) on investments	1.29	(2.17)		1.12	0.39	0.25

Total from investment operations	1.31	(2.16)		1.13	0.40	0.26

Less distributions:
Dividends from net investment income	(0.02)	(0.01)		(0.01)	(0.01)	(0 01)

Net asset value, end of year	$5.69	$4.40		$6.57	$5.45	$5.06

Total return	29.77%	(32.86)%		20.77%	7.91%	5.43%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$360,580	$295,780		$345,467	$274,068	$305,851
Ratio of expenses to average net assets:
After waivers	1.16%	1.15	%(c)	1.15%	1.13%	1.08%
After waivers and fees paid indirectly	1.13%	1.13%		1.13%	1.11%	1.05%
Before waivers and fees paid indirectly	1.16%	1.15	%(c)	1.15%	1.13%	1.08%
Ratio of net investment income to average net assets:
After waivers	0.36%	0.17%		0.21%	0.17%	0.23%
After waivers and fees paid indirectly	0.39%	0.20%		0.22%	0.18%	0.26%
Before waivers and fees paid indirectly	0.36%	0.17%		0.21%	0.17%	0.23%
Portfolio turnover rate	41%	52%		71%	66%	55%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$— #	$—		$— #	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO(t)

FINANCIAL HIGHLIGHTS (Continued)

#	Per share amount is less than $0.01.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(t)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Enterprise Multi-Cap Growth Portfolio that followed the same objectives as this Portfolio.

See Notes to Financial Statements.

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Investment Management LLC

➢	Franklin Mutual Advisers, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	Since Incept.*
Portfolio – IA Shares	25.41%	(4.68)%
Portfolio – IB Shares	25.17	(4.93)
S&P 500 Index	26.46	(2.88)
* Date of inception 9/15/06. Returns for periods greater than one year are annualized.

Past Performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 25.41% for the year ended December 31, 2009. The Portfolio’s benchmark, the S&P 500 Index, returned 26.46% over the same period.

Asset Class Overview

Over the 12 months, large cap stocks, as measured by the S&P 500 Index, returned 26.46%. Nine out of the ten sectors in the index delivered double-digit returns. Information technology was the strongest performing and largest sector, comprising approximately 18% of the index. Materials and consumer discretionary sectors also made strong gains. Defensive sectors such as utilities and telecommunications services were the worst performing sectors, although both still made a positive contribution to the benchmark’s return.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•

As the stock market broadly rebounded in 2009, many Portfolio investments increased in value. Three particularly strong performers were software giant Microsoft, U.K.-based communications services provider Virgin Media, and International Paper, the world’s largest forest products company.

•

In seeking opportunities in merger arbitrage situations, the Portfolio had positions in strategic deals such as Pfizer’s acquisition of Wyeth and Merck’s acquisition of Schering-Plough. These positions performed as expected, producing a positive return.

What hurt performance during the year:

•

Some of the Portfolio’s investments did not fare as well and lost value during 2009. These included photo equipment company Eastman Kodak, supermarket chain Kroger, and German mail and express mail carrier Deutsche Post.

Portfolio Positioning and Outlook

Given the nature of the sell-off in the equity markets, we believe we found what were good opportunities throughout 2009 among undervalued stocks. Economically defensive industries with strong market positions, high barriers to entry, and reasonably predictable earnings and cash flows, also produced some of the Portfolio’s best results. We believe we may find opportunities in the area of undervalued equities as 2010 unfolds. Elsewhere, merger and acquisition activity increased over the latter part of 2009, which may accelerate further.

Formidable headwinds may still remain, as the reserve currency status of the U.S. dollar continues to be questioned as does the ability of the Federal Reserve to scale back monetary stimulus without slowing the economic recovery. Imbalances and upheavals often generate mispriced securities, and that volatility can help us find value.

Sector Weightings as of 12/31/09	% of Net Assets
Consumer Staples	17.8%
Financials	15.1
Information Technology	14.5
Industrials	8.6
Energy	8.5
Health Care	8.4
Consumer Discretionary	8.3
Materials	4.4
Utilities	4.3
Telecommunication Services	3.3
Cash and Other	6.8

100.0%

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,214.40	$4.86
Hypothetical (5% average return before expenses)	1,000.00	1,020.82	4.43
Class IB
Actual	1,000.00	1,213.80	6.25
Hypothetical (5% average return before expenses)	1,000.00	1,019.56	5.70

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.87% and 1.12% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.9%)
Auto Components (0.1%)
Goodyear Tire & Rubber Co.*	8,800	$124,080
International Automotive Components Group North America LLC (ADR)*(b)†	1,598	6,110
International Automotive Components Group North America LLC*(b)†	92,290	21,692
Johnson Controls, Inc.	24,400	664,656

		816,538

Automobiles (0.4%)
Daimler AG	34,729	1,855,466
Ford Motor Co.*	118,000	1,180,000
Harley-Davidson, Inc.	8,500	214,200

		3,249,666

Distributors (0.0%)
Genuine Parts Co.	5,800	220,168

Diversified Consumer Services (0.3%)
Apollo Group, Inc., Class A*	4,400	266,552
DeVry, Inc.	2,300	130,479
H&R Block, Inc.	46,269	1,046,605
Hillenbrand, Inc.	41,050	773,382

		2,217,018

Hotels, Restaurants & Leisure (0.8%)
Carnival Corp.*	15,900	503,871
Darden Restaurants, Inc.	5,000	175,350
GHCP Harrah’s Investment LP*(b)†	173,925	—
International Game Technology	10,800	202,716
Marriott International, Inc., Class A	9,611	261,900
McDonald’s Corp.	38,800	2,422,672
Starbucks Corp.*	26,700	615,702
Starwood Hotels & Resorts Worldwide, Inc.	6,600	241,362
Thomas Cook Group plc	107,235	398,249
Wyndham Worldwide Corp.	6,400	129,088
Wynn Resorts Ltd.	2,400	139,752
Yum! Brands, Inc.	16,800	587,496

		5,678,158

Household Durables (0.2%)
Black & Decker Corp.	2,200	142,626
D.R. Horton, Inc.	10,000	108,700
Fortune Brands, Inc.	5,500	237,600
Harman International Industries, Inc.	2,200	77,616
Leggett & Platt, Inc.	5,700	116,280
Lennar Corp., Class A	5,100	65,127
Newell Rubbermaid, Inc.	10,100	151,601
Pulte Homes, Inc.*	12,285	122,850
Whirlpool Corp.	2,700	217,782

		1,240,182

	Number of Shares	Value (Note 1)

Internet & Catalog Retail (0.3%)
Amazon.com, Inc.*	11,960	$1,608,859
Expedia, Inc.*	7,600	195,396
priceline.com, Inc.*	1,500	327,750

		2,132,005

Leisure Equipment & Products (1.0%)
Eastman Kodak Co.*	188,527	795,584
Hasbro, Inc.	4,500	144,270
Mattel, Inc.	311,188	6,217,536

		7,157,390

Media (3.3%)
CBS Corp., Class B	24,700	347,035
Comcast Corp., Class A	102,600	1,729,836
DIRECTV, Class A*	33,900	1,130,565
Gannett Co., Inc.	8,400	124,740
Interpublic Group of Cos., Inc.*	17,200	126,936
McGraw-Hill Cos., Inc.	11,500	385,365
Meredith Corp.	1,300	40,105
New York Times Co., Class A*	4,300	53,148
News Corp., Class A	666,428	9,123,399
Omnicom Group, Inc.	11,300	442,395
Scripps Networks Interactive, Inc., Class A	3,300	136,950
Time Warner Cable, Inc.	45,481	1,882,459
Time Warner, Inc.	42,500	1,238,450
Viacom, Inc., Class B*	22,000	654,060
Virgin Media, Inc.	250,616	4,217,867
Walt Disney Co.	69,700	2,247,825
Washington Post Co., Class B	200	87,920

		23,969,055

Multiline Retail (0.4%)
Big Lots, Inc.*	3,000	86,940
Family Dollar Stores, Inc.	5,100	141,933
J.C. Penney Co., Inc.	8,600	228,846
Kohl’s Corp.*	10,700	577,051
Macy’s, Inc.	15,100	253,076
Nordstrom, Inc.	5,800	217,964
Sears Holdings Corp.*	1,900	158,555
Target Corp.	26,700	1,291,479

		2,955,844

Specialty Retail (0.9%)
Abercrombie & Fitch Co., Class A	2,900	101,065
AutoNation, Inc.*	3,900	74,685
AutoZone, Inc.*	1,000	158,070
Bed Bath & Beyond, Inc.*	9,500	366,985
Best Buy Co., Inc.	11,900	469,574
GameStop Corp., Class A*	5,400	118,476
Gap, Inc.	16,500	345,675
Home Depot, Inc.	61,100	1,767,623
Limited Brands, Inc.	9,800	188,552
Lowe’s Cos., Inc.	52,200	1,220,958
Office Depot, Inc.*	10,000	64,500
O’Reilly Automotive, Inc.*	4,900	186,788
RadioShack Corp.	4,600	89,700
Ross Stores, Inc.	4,200	179,382
Sherwin-Williams Co.	3,600	221,940
Staples, Inc.	25,500	627,045

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Tiffany & Co.	4,500	$193,500
TJX Cos., Inc.	14,700	537,285

		6,911,803

Textiles, Apparel & Luxury Goods (0.2%)
Coach, Inc.	11,700	427,401
NIKE, Inc., Class B	14,100	931,587
Polo Ralph Lauren Corp.	2,100	170,058
VF Corp.	3,200	234,368

		1,763,414

Total Consumer Discretionary		58,311,241

Consumer Staples (17.8%)
Beverages (3.7%)
Brown-Forman Corp., Class B	32,285	1,729,507
Carlsberg A/S, Class B	24,205	1,786,248
Coca-Cola Co.	83,300	4,748,100
Coca-Cola Enterprises, Inc.	11,600	245,920
Constellation Brands, Inc., Class A*	7,100	113,103
Dr. Pepper Snapple Group, Inc.	197,496	5,589,137
Molson Coors Brewing Co., Class B	5,500	248,380
Pepsi Bottling Group, Inc.	93,430	3,503,625
PepsiAmericas, Inc.	32,231	943,079
PepsiCo, Inc.	56,400	3,429,120
Pernod-Ricard S.A.	56,032	4,809,523

		27,145,742

Food & Staples Retailing (3.8%)
Carrefour S.A.	39,629	1,905,340
Costco Wholesale Corp.	15,400	911,218
CVS Caremark Corp.	360,907	11,624,814
Kroger Co.	211,415	4,340,350
Safeway, Inc.	15,400	327,866
SUPERVALU, Inc.	82,739	1,051,613
Sysco Corp.	21,500	600,710
Walgreen Co.	35,100	1,288,872
Wal-Mart Stores, Inc.	115,412	6,168,771
Whole Foods Market, Inc.*	5,100	139,995

		28,359,549

Food Products (3.7%)
Archer-Daniels-Midland Co.	22,900	716,999
Cadbury plc	432,403	5,564,247
Campbell Soup Co.	7,400	250,120
ConAgra Foods, Inc.	16,300	375,715
Danone S.A.	17,127	1,043,022
Dean Foods Co.*	6,400	115,456
General Mills, Inc.	50,657	3,587,022
H.J. Heinz Co.	11,500	491,740
Hershey Co.	6,100	218,319
Hormel Foods Corp.	2,600	99,970
J.M. Smucker Co.	4,300	265,525
Kellogg Co.	9,200	489,440
Kraft Foods, Inc., Class A	234,672	6,378,385
McCormick & Co., Inc. (Non-Voting)	4,800	173,424
Nestle S.A. (Registered)	140,461	6,823,988

	Number of Shares	Value (Note 1)

Sara Lee Corp.	25,400	$309,372
Tyson Foods, Inc., Class A	11,000	134,970

		27,037,714

Household Products (1.2%)
Clorox Co.	5,100	311,100
Colgate-Palmolive Co.	17,900	1,470,485
Kimberly-Clark Corp.	14,600	930,166
Procter & Gamble Co.	105,000	6,366,150

		9,077,901

Personal Products (0.3%)
Avon Products, Inc.	15,600	491,400
Estee Lauder Cos., Inc., Class A	4,200	203,112
L’Oreal S.A.	9,219	1,023,539
Mead Johnson Nutrition Co., Class A	7,000	305,900

		2,023,951

Tobacco (5.1%)
Altria Group, Inc.	426,156	8,365,442
British American Tobacco plc	255,104	8,275,723
Imperial Tobacco Group plc	233,405	7,355,799
Japan Tobacco, Inc.	671	2,264,061
KT&G Corp.*	30,673	1,694,898
Lorillard, Inc.	22,293	1,788,567
Philip Morris International, Inc.	109,727	5,287,744
Reynolds American, Inc.	52,647	2,788,712

		37,820,946

Total Consumer Staples		131,465,803

Energy (8.5%)
Energy Equipment & Services (2.2%)
Baker Hughes, Inc.	42,487	1,719,874
BJ Services Co.	10,600	197,160
Cameron International Corp.*	8,800	367,840
Diamond Offshore Drilling, Inc.	2,300	226,366
Exterran Holdings, Inc.*	46,146	989,832
FMC Technologies, Inc.*	4,600	266,064
Halliburton Co.	31,900	959,871
Nabors Industries Ltd.*	10,300	225,467
National Oilwell Varco, Inc.	15,200	670,168
Pride International, Inc.*	56,815	1,812,966
Rowan Cos., Inc.*	4,100	92,824
Schlumberger Ltd.	43,200	2,811,888
Smith International, Inc.	9,000	244,530
Transocean Ltd.*	66,955	5,543,874

		16,128,724

Oil, Gas & Consumable Fuels (6.3%)
Anadarko Petroleum Corp.	17,400	1,086,108
Apache Corp.	11,900	1,227,723
Cabot Oil & Gas Corp.	3,800	165,642
Chesapeake Energy Corp.	22,800	590,064
Chevron Corp.	72,100	5,550,979
ConocoPhillips	53,500	2,732,245
Consol Energy, Inc.	6,600	328,680
Denbury Resources, Inc.*	9,100	134,680
Devon Energy Corp.	15,700	1,153,950
El Paso Corp.	25,500	250,665
EOG Resources, Inc.	8,900	865,970

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Exxon Mobil Corp.	170,900	$11,653,671
Hess Corp.	10,200	617,100
Marathon Oil Corp.	163,441	5,102,628
Massey Energy Co.	3,100	130,231
Murphy Oil Corp.	7,000	379,400
Noble Energy, Inc.	21,667	1,543,124
Occidental Petroleum Corp.	29,200	2,375,420
Peabody Energy Corp.	9,400	424,974
Pioneer Natural Resources Co.	4,200	202,314
Range Resources Corp.	5,400	269,190
Royal Dutch Shell plc, Class A	151,979	4,597,047
Southwestern Energy Co.*	12,500	602,500
Spectra Energy Corp.	23,500	481,985
Sunoco, Inc.	4,300	112,230
Tesoro Corp.	5,100	69,105
Total S.A.	39,642	2,540,321
Valero Energy Corp.	20,200	338,350
Williams Cos., Inc.	21,100	444,788
XTO Energy, Inc.	20,700	963,171

		46,934,255

Total Energy		63,062,979

Financials (13.4%)
Capital Markets (2.2%)
Ameriprise Financial, Inc.	9,400	364,908
Bank of New York Mellon Corp.	42,700	1,194,319
CG Investor LLC I*(b)†	1,679,193	268,671
CG Investor LLC II*(b)†	1,679,193	268,671
CG Investor LLC III*(b)†	839,596	134,335
Charles Schwab Corp.	34,200	643,644
Deutsche Bank AG (Registered)	27,275	1,923,100
E*TRADE Financial Corp.*	59,000	103,250
Federated Investors, Inc., Class B	3,200	88,000
Franklin Resources, Inc.	5,500	579,425
Goldman Sachs Group, Inc.	18,470	3,118,475
Invesco Ltd.	14,800	347,652
Janus Capital Group, Inc.	5,800	78,010
Legg Mason, Inc.	5,900	177,944
Morgan Stanley	121,477	3,595,719
Northern Trust Corp.	8,700	455,880
State Street Corp.	17,800	775,012
T. Rowe Price Group, Inc.	9,300	495,225
UBS AG (Registered)*	102,669	1,577,193

		16,189,433

Commercial Banks (2.3%)
Barclays plc	780,110	3,437,692
BB&T Corp.	24,400	619,028
Comerica, Inc.	5,500	162,635
Fifth Third Bancorp	29,600	288,600
First Horizon National Corp.*	8,064	108,057
Guaranty Bancorp*	91,672	121,007
Huntington Bancshares, Inc./Ohio	26,700	97,455
Intesa Sanpaolo S.p.A.*	375,208	1,681,169
KeyCorp	30,200	167,610
M&T Bank Corp.	2,800	187,292
Marshall & Ilsley Corp.	18,000	98,100
PNC Financial Services Group, Inc.	16,600	876,314
Regions Financial Corp.	43,000	227,470
Societe Generale S.A.	12,387	857,087

	Number of Shares	Value (Note 1)

SunTrust Banks, Inc.	17,800	$361,162
U.S. Bancorp	69,400	1,562,194
Wells Fargo & Co.	226,000	6,099,740
Zions Bancorp.	4,200	53,886

		17,006,498

Consumer Finance (0.4%)
American Express Co.	43,000	1,742,360
Capital One Financial Corp.	16,400	628,776
Discover Financial Services	19,700	289,787
SLM Corp.*	17,000	191,590

		2,852,513

Diversified Financial Services (2.9%)
Bank of America Corp.	536,319	8,076,964
Bond Street Holdings LLC, Class A*(b)†	25,300	506,000
CIT Group, Inc.*	35,624	1,071,711
Citigroup, Inc.	700,800	2,319,648
CME Group, Inc.	2,400	806,280
Deutsche Boerse AG	31,943	2,655,784
IntercontinentalExchange, Inc.*	2,600	291,980
JPMorgan Chase & Co.	142,100	5,921,307
Leucadia National Corp.*	6,600	157,014
Moody’s Corp.	6,900	184,920
NASDAQ OMX Group, Inc.*	5,000	99,100
NYSE Euronext	9,400	237,820

		22,328,528

Insurance (4.1%)
ACE Ltd.*	60,010	3,024,504
Aflac, Inc.	17,000	786,250
Alleghany Corp.*	4,763	1,314,588
Allstate Corp.	19,400	582,776
American International Group, Inc.*	5,115	153,348
Aon Corp.	10,000	383,400
Assurant, Inc.	4,300	126,764
Berkshire Hathaway, Inc., Class B*	2,154	7,078,044
Chubb Corp.	12,700	624,586
Cincinnati Financial Corp.	5,900	154,816
Conseco, Inc.*	90,598	452,990
Genworth Financial, Inc., Class A*	17,300	196,355
Hartford Financial Services Group, Inc.	14,000	325,640
Lincoln National Corp.	11,200	278,656
Loews Corp.	13,100	476,185
Marsh & McLennan Cos., Inc.	18,800	415,104
MetLife, Inc.	29,600	1,046,360
Old Republic International Corp.	156,506	1,571,320
Principal Financial Group, Inc.	11,300	271,652
Progressive Corp.*	24,700	444,353
Prudential Financial, Inc.	16,600	826,016
Torchmark Corp.	3,100	136,245
Travelers Cos., Inc.	54,561	2,720,411
Unum Group	12,000	234,240
White Mountains Insurance Group Ltd.	13,520	4,497,563

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

XL Capital Ltd., Class A	12,500	$229,125
Zurich Financial Services AG	8,650	1,880,741

		30,232,032

Real Estate Investment Trusts (REITs) (1.1%)
Alexander’s, Inc. (REIT)*	8,355	2,543,429
Apartment Investment & Management Co. (REIT), Class A	4,300	68,456
AvalonBay Communities, Inc. (REIT)	2,900	238,119
Boston Properties, Inc. (REIT)	5,000	335,350
Equity Residential (REIT)	9,900	334,422
HCP, Inc. (REIT)	10,500	320,670
Health Care REIT, Inc. (REIT)	4,000	177,280
Host Hotels & Resorts, Inc. (REIT)*	21,546	251,442
Kimco Realty Corp. (REIT)	13,500	182,655
Link REIT (REIT)	681,341	1,733,847
Plum Creek Timber Co., Inc. (REIT)	6,000	226,560
ProLogis (REIT)	16,700	228,623
Public Storage (REIT)	4,700	382,815
Simon Property Group, Inc. (REIT)	10,018	799,436
Ventas, Inc. (REIT)	5,700	249,318
Vornado Realty Trust (REIT)	5,600	391,664

		8,464,086

Real Estate Management & Development (0.3%)
CB Richard Ellis Group, Inc., Class A*	8,700	118,059
Forestar Group, Inc.*	45,974	1,010,508
St. Joe Co.*	30,594	883,861

		2,012,428

Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	18,300	251,259
People’s United Financial, Inc.	12,700	212,090

		463,349

Total Financials		99,548,867

Health Care (8.4%)
Biotechnology (0.8%)
Amgen, Inc.*	36,400	2,059,148
Biogen Idec, Inc.*	10,100	540,350
Celgene Corp.*	16,800	935,424
Cephalon, Inc.*	2,400	149,784
Genzyme Corp.*	9,200	450,892
Gilead Sciences, Inc.*	32,800	1,419,584

		5,555,182

Health Care Equipment & Supplies (1.3%)
Baxter International, Inc.	21,400	1,255,752
Becton, Dickinson and Co.	42,184	3,326,630
Boston Scientific Corp.*	54,900	494,100
C.R. Bard, Inc.	3,600	280,440
CareFusion Corp.*	6,600	165,066
DENTSPLY International, Inc.	5,400	189,918
Hospira, Inc.*	5,800	295,800
Intuitive Surgical, Inc.*	1,400	424,648

	Number of Shares	Value (Note 1)

Medtronic, Inc.	39,800	$1,750,404
St. Jude Medical, Inc.*	12,300	452,394
Stryker Corp.	9,900	498,663
Varian Medical Systems, Inc.*	4,500	210,825
Zimmer Holdings, Inc.*	7,900	466,969

		9,811,609

Health Care Providers & Services (2.4%)
Aetna, Inc.	15,200	481,840
AmerisourceBergen Corp.	11,000	286,770
Cardinal Health, Inc.	13,200	425,568
CIGNA Corp.	9,700	342,119
Community Health Systems, Inc.*	57,135	2,034,006
Coventry Health Care, Inc.*	5,400	131,166
DaVita, Inc.*	3,800	223,212
Express Scripts, Inc.*	9,900	855,855
Humana, Inc.*	6,200	272,118
Laboratory Corp. of America Holdings*	4,000	299,360
McKesson Corp.	9,900	618,750
Medco Health Solutions, Inc.*	17,400	1,112,034
Patterson Cos., Inc.*	3,300	92,334
Quest Diagnostics, Inc.	5,600	338,128
Tenet Healthcare Corp.*	678,506	3,657,148
UnitedHealth Group, Inc.	180,913	5,514,228
WellPoint, Inc.*	16,500	961,785

		17,646,421

Health Care Technology (0.0%)
IMS Health, Inc.	6,600	138,996

Life Sciences Tools & Services (0.3%)
Life Technologies Corp.*	6,400	334,272
MDS, Inc.*	80,854	633,164
Millipore Corp.*	2,000	144,700
PerkinElmer, Inc.	4,200	86,478
Thermo Fisher Scientific, Inc.*	15,000	715,350
Waters Corp.*	3,500	216,860

		2,130,824

Pharmaceuticals (3.6%)
Abbott Laboratories, Inc.	55,600	3,001,844
Allergan, Inc.	11,300	712,013
Bristol-Myers Squibb Co.	61,800	1,560,450
Eli Lilly and Co.	35,800	1,278,418
Forest Laboratories, Inc.*	11,000	353,210
Johnson & Johnson	99,200	6,389,472
King Pharmaceuticals, Inc.*	9,000	110,430
Merck & Co., Inc.	109,771	4,011,032
Mylan, Inc.*	11,100	204,573
Novartis AG (Registered)	61,883	3,371,524
Pfizer, Inc.	290,068	5,276,337
Watson Pharmaceuticals, Inc.*	3,800	150,518

		26,419,821

Total Health Care		61,702,853

Industrials (8.6%)
Aerospace & Defense (1.4%)
Boeing Co.	26,100	1,412,793
GenCorp, Inc.*	61,699	431,893
General Dynamics Corp.	14,100	961,197

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Goodrich Corp.	4,500	$289,125
Honeywell International, Inc.	26,900	1,054,480
ITT Corp.	6,600	328,284
L-3 Communications Holdings, Inc.	4,300	373,885
Lockheed Martin Corp.	11,300	851,455
Northrop Grumman Corp.	11,600	647,860
Precision Castparts Corp.	5,100	562,785
Raytheon Co.	13,400	690,368
Rockwell Collins, Inc.	5,800	321,088
United Technologies Corp.	33,700	2,339,117

		10,264,330

Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc.	6,200	364,126
Expeditors International of Washington, Inc.	7,700	267,421
FedEx Corp.	11,100	926,295
TNT N.V.	55,521	1,699,434
United Parcel Service, Inc., Class B	35,700	2,048,109

		5,305,385

Airlines (0.0%)
Southwest Airlines Co.	27,000	308,610

Building Products (0.3%)
Masco Corp.	13,100	180,911
Owens Corning, Inc.*	84,474	2,165,913

		2,346,824

Commercial Services & Supplies (0.2%)
Avery Dennison Corp.	4,100	149,609
Cintas Corp.	4,800	125,040
Iron Mountain, Inc.*	6,500	147,940
Pitney Bowes, Inc.	7,500	170,700
R.R. Donnelley & Sons Co.	7,500	167,025
Republic Services, Inc.	11,700	331,227
Stericycle, Inc.*	3,100	171,027
Waste Management, Inc.	17,900	605,199

		1,867,767

Construction & Engineering (0.1%)
Fluor Corp.	6,100	274,744
Jacobs Engineering Group, Inc.*	4,500	169,245
Quanta Services, Inc.*	7,400	154,216

		598,205

Electrical Equipment (0.2%)
Emerson Electric Co.	27,500	1,171,500
First Solar, Inc.*	1,700	230,180
Rockwell Automation, Inc.	5,200	244,296
Roper Industries, Inc.	3,200	167,584

		1,813,560

Industrial Conglomerates (3.2%)
3M Co.	25,400	2,099,818
General Electric Co.	383,500	5,802,355
Keppel Corp., Ltd.	355,983	2,071,360
Orkla ASA	617,675	6,026,809
Siemens AG (Registered)	52,591	4,823,802

	Number of Shares	Value (Note 1)

Textron, Inc.	9,200	$173,052
Tyco International Ltd.*	68,430	2,441,582

		23,438,778

Machinery (0.9%)
Caterpillar, Inc.	22,200	1,265,178
Cummins, Inc.	7,300	334,778
Danaher Corp.	9,300	699,360
Deere & Co.	14,900	805,941
Dover Corp.	6,800	282,948
Eaton Corp.	6,000	381,720
Federal Signal Corp.	98,518	593,078
Flowserve Corp.	2,000	189,060
Illinois Tool Works, Inc.	14,000	671,860
PACCAR, Inc.	13,200	478,764
Pall Corp.	4,300	155,660
Parker Hannifin Corp.	5,900	317,892
Snap-On, Inc.	2,100	88,746
Stanley Works	2,900	149,379

		6,414,364

Marine (0.5%)
A. P. Moller – Maersk A/S, Class B	505	3,531,320

Professional Services (0.1%)
Dun & Bradstreet Corp.	2,000	168,740
Equifax, Inc.	4,600	142,094
Monster Worldwide, Inc.*	4,700	81,780
Robert Half International, Inc.	5,500	147,015

		539,629

Road & Rail (0.9%)
Burlington Northern Santa Fe Corp.	37,732	3,721,130
CSX Corp.	14,500	703,105
Norfolk Southern Corp.	13,300	697,186
Ryder System, Inc.	2,000	82,340
Union Pacific Corp.	17,900	1,143,810

		6,347,571

Trading Companies & Distributors (0.1%)
Fastenal Co.	4,700	195,708
W.W. Grainger, Inc.	2,300	222,709

		418,417

Total Industrials		63,194,760

Information Technology (14.1%)
Communications Equipment (1.7%)
Cisco Systems, Inc.*	206,800	4,950,792
Harris Corp.	4,900	232,995
JDS Uniphase Corp.*	7,800	64,350
Juniper Networks, Inc.*	19,100	509,397
Motorola, Inc.*	463,693	3,598,258
QUALCOMM, Inc.	60,000	2,775,600
Tandberg ASA	13,695	390,127
Tellabs, Inc.*	14,400	81,792

		12,603,311

Computers & Peripherals (3.7%)
Apple, Inc.*	32,400	6,831,864
Dell, Inc.*	344,347	4,944,823

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

EMC Corp.*	72,400	$1,264,828
Hewlett-Packard Co.	85,200	4,388,652
International Business Machines Corp.	47,200	6,178,480
Lexmark International, Inc., Class A*	2,800	72,744
NetApp, Inc.*	11,800	405,802
QLogic Corp.*	4,400	83,028
SanDisk Corp.*	8,200	237,718
Sun Microsystems, Inc.*	215,263	2,017,014
Teradata Corp.*	6,300	198,009
Western Digital Corp.*	8,400	370,860

		26,993,822

Electronic Equipment, Instruments & Components (0.5%)
Agilent Technologies, Inc.*	12,900	400,803
Amphenol Corp., Class A	6,200	286,316
Corning, Inc.	55,500	1,071,705
FLIR Systems, Inc.*	5,500	179,960
Jabil Circuit, Inc.	7,600	132,012
Molex, Inc.	5,100	109,905
Tyco Electronics Ltd.	74,223	1,822,175

		4,002,876

Internet Software & Services (1.0%)
Akamai Technologies, Inc.*	6,200	157,046
eBay, Inc.*	39,900	939,246
Google, Inc., Class A*	8,660	5,369,027
VeriSign, Inc.*	7,000	169,680
Yahoo!, Inc.*	42,000	704,760

		7,339,759

IT Services (1.1%)
Affiliated Computer Services, Inc., Class A*	44,540	2,658,593
Automatic Data Processing, Inc.	18,400	787,888
Cognizant Technology Solutions Corp., Class A*	10,700	484,710
Computer Sciences Corp.*	5,500	316,415
Fidelity National Information Services, Inc.	11,500	269,560
Fiserv, Inc.*	5,700	276,336
Mastercard, Inc., Class A	3,398	869,820
Paychex, Inc.	11,700	358,488
SAIC, Inc.*	10,000	189,400
Total System Services, Inc.	7,200	124,344
Visa, Inc., Class A	16,000	1,399,360
Western Union Co.	25,600	482,560

		8,217,474

Office Electronics (0.5%)
Xerox Corp.	390,140	3,300,584

Semiconductors & Semiconductor Equipment (2.1%)
Advanced Micro Devices, Inc.*	20,400	197,472
Altera Corp.	9,800	221,774
Analog Devices, Inc.	10,600	334,748
Applied Materials, Inc.	46,500	648,210
Broadcom Corp., Class A*	15,500	487,475
Intel Corp.	198,500	4,049,400
KLA-Tencor Corp.	6,200	224,192
Linear Technology Corp.	8,100	247,374

	Number of Shares	Value (Note 1)

LSI Corp.*	650,216	$3,907,798
Maxim Integrated Products, Inc.	117,429	2,383,809
MEMC Electronic Materials, Inc.*	8,100	110,322
Microchip Technology, Inc.	6,600	191,796
Micron Technology, Inc.*	30,100	317,856
National Semiconductor Corp.	7,600	116,736
Novellus Systems, Inc.*	3,500	81,690
NVIDIA Corp.*	19,300	360,524
Teradyne, Inc.*	6,300	67,599
Texas Instruments, Inc.	44,300	1,154,458
Xilinx, Inc.	10,000	250,600

		15,353,833

Software (3.5%)
Adobe Systems, Inc.*	19,100	702,498
Autodesk, Inc.*	8,300	210,903
BMC Software, Inc.*	6,700	268,670
CA, Inc.	14,400	323,424
Citrix Systems, Inc.*	6,600	274,626
Compuware Corp.*	9,000	65,070
Electronic Arts, Inc.*	11,800	209,450
Intuit, Inc.*	11,700	359,307
McAfee, Inc.*	5,600	227,192
Microsoft Corp.	555,764	16,945,244
Nintendo Co., Ltd.	8,077	1,914,784
Novell, Inc.*	12,500	51,875
Oracle Corp.	140,500	3,447,870
Red Hat, Inc.*	7,100	219,390
Salesforce.com, Inc.*	3,900	287,703
Symantec Corp.*	30,000	536,700

		26,044,706

Total Information Technology		103,856,365

Materials (4.4%)
Chemicals (1.5%)
Air Products & Chemicals, Inc.	7,600	616,056
Airgas, Inc.	3,000	142,800
CF Industries Holdings, Inc.	1,800	163,404
Dow Chemical Co.	41,300	1,141,119
E.I. du Pont de Nemours & Co.	32,900	1,107,743
Eastman Chemical Co.	2,600	156,624
Ecolab, Inc.	8,200	365,556
FMC Corp.	2,700	150,552
International Flavors & Fragrances, Inc.	2,900	119,306
Linde AG	31,346	3,772,961
Monsanto Co.	19,600	1,602,300
PPG Industries, Inc.	6,000	351,240
Praxair, Inc.	11,200	899,472
Sigma-Aldrich Corp.	4,500	227,385

		10,816,518

Construction Materials (0.0%)
Vulcan Materials Co.	4,400	231,748

Containers & Packaging (0.1%)
Ball Corp.	3,400	175,780
Bemis Co., Inc.	3,600	106,740
Owens-Illinois, Inc.*	6,100	200,507

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Pactiv Corp.*	4,800	$115,872
Sealed Air Corp.	5,800	126,788

		725,687

Metals & Mining (0.9%)
AK Steel Holding Corp.	4,000	85,400
Alcoa, Inc.	34,100	549,692
Allegheny Technologies, Inc.	3,600	161,172
Anglo American plc*	69,375	3,002,468
Cliffs Natural Resources, Inc.	4,500	207,405
Freeport-McMoRan Copper & Gold, Inc.*	15,300	1,228,437
Newmont Mining Corp.	17,200	813,732
Nucor Corp.	11,000	513,150
Titanium Metals Corp.*	3,100	38,812
United States Steel Corp.	4,900	270,088

		6,870,356

Paper & Forest Products (1.9%)
Domtar Corp.*	23,168	1,283,739
International Paper Co.	143,050	3,830,879
MeadWestvaco Corp.	47,411	1,357,377
Weyerhaeuser Co.	168,671	7,276,467

		13,748,462

Total Materials		32,392,771

Telecommunication Services (3.3%)
Diversified Telecommunication Services (2.6%)
AT&T, Inc.	212,100	5,945,163
Cable & Wireless plc	1,483,333	3,350,048
CenturyTel, Inc.	10,824	391,937
Frontier Communications Corp.	11,400	89,034
Koninklijke (Royal) KPN N.V.	213,838	3,627,061
Qwest Communications International, Inc.	54,200	228,182
Telefonica S.A.	78,772	2,195,498
Verizon Communications, Inc.	102,100	3,382,573
Windstream Corp.	16,100	176,939

		19,386,435

Wireless Telecommunication Services (0.7%)
American Tower Corp., Class A*	14,500	626,545
MetroPCS Communications, Inc.*	9,600	73,248
Sprint Nextel Corp.*	104,000	380,640
Vodafone Group plc	1,791,804	4,149,279

		5,229,712

Total Telecommunication Services		24,616,147

Utilities (3.7%)
Electric Utilities (2.5%)
Allegheny Energy, Inc.	6,200	145,576
American Electric Power Co., Inc.	16,700	580,993
Duke Energy Corp.	45,800	788,218
E.ON AG	133,293	5,564,672
Edison International	11,900	413,882
Entergy Corp.	27,904	2,283,663
Exelon Corp.	76,016	3,714,902
FirstEnergy Corp.	10,600	492,370
FPL Group, Inc.	15,000	792,300

	Number of Shares	Value (Note 1)

Northeast Utilities	6,300	$162,477
Pepco Holdings, Inc.	8,000	134,800
Pinnacle West Capital Corp.	3,700	135,346
PPL Corp.	13,700	442,647
Prime Infrastructure Group*	350,436	1,297,520
Progress Energy, Inc.	10,100	414,201
Southern Co.	28,200	939,624

		18,303,191

Gas Utilities (0.1%)
EQT Corp.	4,800	210,816
Nicor, Inc.	1,600	67,360
Questar Corp.	6,300	261,891

		540,067

Independent Power Producers & Energy Traders (0.2%)
AES Corp.*	24,400	324,764
Constellation Energy Group, Inc.	7,300	256,741
NRG Energy, Inc.*	53,300	1,258,413

		1,839,918

Multi-Utilities (0.9%)
Ameren Corp.	8,500	237,575
CenterPoint Energy, Inc.	12,700	184,277
CMS Energy Corp.	8,300	129,978
Consolidated Edison, Inc.	10,000	454,300
Dominion Resources, Inc.	21,300	828,996
DTE Energy Co.	6,000	261,540
GDF Suez S.A.	44,817	1,944,330
Integrys Energy Group, Inc.	2,800	117,572
NiSource, Inc.	10,000	153,800
PG&E Corp.	13,400	598,310
Public Service Enterprise Group, Inc.	18,500	615,125
SCANA Corp.	4,400	165,792
Sempra Energy	8,900	498,222
TECO Energy, Inc.	7,800	126,516
Wisconsin Energy Corp.	4,300	214,269
Xcel Energy, Inc.	16,600	352,252

		6,882,854

Total Utilities		27,566,030

Total Common Stocks (90.1%) (Cost $595,206,942)		665,717,816

CONVERTIBLE PREFERRED STOCK:
Financials (0.2%)
Diversified Financial Services (0.2%)
Bank of America Corp. 10.000% (l)*
(Cost $1,646,812)	109,700	1,636,724

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (2.9%)
Consumer Discretionary (0.4%)
Auto Components (0.0%)
International Automotive Components Group North America LLC
Term Loan
6.250%, 12/31/49(b)†	$17,684	$15,916
9.000%, 12/31/49(b)	26,900	23,696

		39,612

Media (0.4%)
Charter Communications Operating LLC
2.251%, 3/6/14(l)	2,300,360	2,153,712
Term Loan
7.250%, 3/6/14	766,419	779,831

		2,933,543

Total Consumer Discretionary		2,973,155

Financials (1.5%)
Capital Markets (0.1%)
CG Investor LLC I
12.000%, 7/31/12(b)†	1,473,800	235,808
CG Investor LLC II
12.000%, 7/31/12(b)†	1,473,800	235,808
CG Investor LLC III
12.000%, 7/31/12(b)†	736,900	117,904

		589,520

Consumer Finance (0.0%)
American General Finance Corp.
6.900%, 12/15/17	470,000	326,347

Diversified Financial Services (0.6%)
CIT Group, Inc.
7.000%, 5/1/13	196,549	182,299
7.000%, 3/12/10	294,824	266,816
9.500%, 1/20/12	1,473,000	1,507,369
7.000%, 5/1/15	294,824	263,868
7.000%, 5/1/16	491,376	431,182
7.000%, 5/1/17	687,927	600,216
Term Loan
13.000%, 1/20/12	662,000	685,584
Tropicana Entertainment LLC
9.625%, 12/15/14(h)	2,014,000	10,070

		3,947,404

Real Estate Management & Development (0.8%)
Realogy Corp.
13.500%, 10/15/17	155,000	163,783
Term Loan
3.211%, 12/15/13(l)	1,411,900	1,249,532
3.281%, 12/15/13(l)	4,516,635	4,004,751
5.710%, 12/15/13(l)	699,176	619,936

		6,038,002

Total Financials		10,901,273

	Principal Amount	Value (Note 1)

Industrials (0.0%)
Airlines (0.0%)
Northwest Airlines, Inc., Trade Claim Escrows
0.000%, 12/31/49(b)	$1,510,000	$951

Total Industrials		951

Information Technology (0.4%)
IT Services (0.4%)
First Data Corp.
Term Loan
3.001%, 9/24/14(l)	3,636,236	3,223,098

Total Information Technology		3,223,098

Materials (0.0%)
Chemicals (0.0%)
Lyondell Chemical Co.
13.000%, 12/15/09(t)	29,691	30,878
Lyondell Chemical Co.
13.000%, 12/15/09	59,409	61,786

Total Materials		92,664

Utilities (0.6%)
Electric Utilities (0.6%)
Boston Generating LLC
2.503%, 12/20/13(l)	159,054	122,812
Term Loan
2.499%, 12/20/13(l)	546,234	421,771
Texas Competitive Electric Holdings Co. LLC
3.751%, 10/10/14	1,331,000	1,064,800
Term Loan
3.254%, 10/10/14(l)	3,200,485	2,587,762

Total Utilities		4,197,145

Total Corporate Bonds		21,388,286

Total Long-Term Debt Securities (2.9%) (Cost $23,995,162)		21,388,286

SHORT-TERM INVESTMENTS:
Government Securities (4.2%)
U.S. Treasury Bills
0.03%, 1/28/10 (p)	3,000,000	2,999,937
0.03%, 2/4/10 (p)	5,000,000	4,999,850
0.02%, 2/18/10 (p)	2,000,000	1,999,938
0.04%, 2/25/10 (p)	2,000,000	1,999,878
0.05%, 3/18/10 (p)	2,000,000	1,999,798
0.08%, 4/15/10 (p)	5,000,000	4,998,850
0.12%, 5/13/10 (p)	3,000,000	2,998,635
0.16%, 5/27/10 (p)	3,000,000	2,998,092
0.17%, 6/3/10 (p)	3,000,000	2,997,849
0.18%, 6/24/10 (p)	3,000,000	2,997,336

Total Government Securities		30,990,163

Time Deposit (1.9%)
JPMorgan Chase Nassau
0.000%, 1/4/10	13,781,767	13,781,767

Total Short-Term Investments (6.1%)
(Cost/Amortized Cost $44,768,777)		44,771,930

Total Investments (99.3%)
(Cost/Amortized Cost $665,617,693)		733,514,756
Other Assets Less Liabilities (0.7%)		4,804,157

Net Assets (100%)		$738,318,913

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

*	Non-income producing.
†	Securities (totaling $1,810,915 or 0.2% of net assets) at fair value by management.
(b)	Illiquid security.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(p)	Yield to maturity.
(t)	Position represents an unfunded loan commitment. The coupon rate will be determined at the time of settlement.

Glossary:

ADR—	American Depositary Receipt

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
S&P 500 Index	12	March-10	$3,312,896	$3,332,100	$19,204

At December 31, 2009, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 1/19/10	250	$224,236	$227,683	$(3,447)
Australian Dollar vs. U.S. Dollar, expiring 1/19/10	44	39,466	39,640	(174)
Australian Dollar vs. U.S. Dollar, expiring 1/19/10	100	89,694	90,970	(1,276)
Australian Dollar vs. U.S. Dollar, expiring 1/19/10	50	44,848	45,491	(643)
European Union Euro vs. U.S. Dollar, expiring 1/14/10	92	132,497	135,948	(3,451)
European Union Euro vs. U.S. Dollar, expiring 1/14/10	152	217,835	223,725	(5,890)
European Union Euro vs. U.S. Dollar, expiring 1/14/10	144	206,100	211,468	(5,368)
European Union Euro vs. U.S. Dollar, expiring 1/14/10	94	134,153	137,143	(2,990)
European Union Euro vs. U.S. Dollar, expiring 1/14/10	177	253,711	259,311	(5,600)
European Union Euro vs. U.S. Dollar, expiring 1/14/10	222	318,601	329,269	(10,668)
European Union Euro vs. U.S. Dollar, expiring 1/14/10	69	99,257	103,741	(4,484)
European Union Euro vs. U.S. Dollar, expiring 1/14/10	1,148	1,645,529	1,728,417	(82,888)
European Union Euro vs. U.S. Dollar, expiring 1/14/10	371	532,030	556,327	(24,297)
European Union Euro vs. U.S. Dollar, expiring 1/14/10	106	151,588	159,557	(7,969)
European Union Euro vs. U.S. Dollar, expiring 1/14/10	166	237,472	249,145	(11,673)
Japanese Yen vs. U.S. Dollar, expiring 4/20/10	6,600	70,909	72,659	(1,750)
Japanese Yen vs. U.S. Dollar, expiring 4/20/10	30,663	329,436	335,727	(6,291)
Korean Won vs. U.S. Dollar, expiring 1/15/10	149,370	128,232	127,831	401
Norwegian Krone vs. U.S. Dollar, expiring 2/16/10	750	129,297	131,666	(2,369)
Singapore Dollar vs. U.S. Dollar, expiring 3/24/10	94	67,000	67,018	(18)
Singapore Dollar vs. U.S. Dollar, expiring 3/24/10	150	106,831	106,581	250
Swiss Franc vs. U.S. Dollar, expiring 5/10/10	165	159,555	162,527	(2,972)

				$(183,567)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Foreign Currency Sell Contracts	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 1/19/10	46	$41,146	$41,259	$(113)
Australian Dollar vs. U.S. Dollar, expiring 1/19/10	880	813,120	789,310	23,810
British Pound vs. U.S. Dollar, expiring 1/13/10	201	330,018	325,241	4,777
British Pound vs. U.S. Dollar, expiring 1/13/10	717	1,177,302	1,158,722	18,580
British Pound vs. U.S. Dollar, expiring 1/13/10	167	271,158	269,525	1,633
British Pound vs. U.S. Dollar, expiring 1/13/10	180	293,207	290,726	2,481
British Pound vs. U.S. Dollar, expiring 1/13/10	114	188,271	184,194	4,077
British Pound vs. U.S. Dollar, expiring 1/13/10	16,870	28,139,617	27,247,967	891,650
British Pound vs. U.S. Dollar, expiring 1/13/10	130	214,792	210,347	4,445
British Pound vs. U.S. Dollar, expiring 1/13/10	325	538,402	524,891	13,511
Danish Krone vs. U.S. Dollar, expiring 4/23/10	350	69,233	67,340	1,893
Danish Krone vs. U.S. Dollar, expiring 4/23/10	513	103,064	98,701	4,363
Danish Krone vs. U.S. Dollar, expiring 4/23/10	7,405	1,486,525	1,424,702	61,823
European Union Euro vs. U.S. Dollar, expiring 1/14/10	183	270,829	262,148	8,681
European Union Euro vs. U.S. Dollar, expiring 1/14/10	107	159,755	153,404	6,351
European Union Euro vs. U.S. Dollar, expiring 1/14/10	32,065	47,362,493	45,966,084	1,396,409
European Union Euro vs. U.S. Dollar, expiring 1/14/10	177	261,770	253,654	8,116
Japanese Yen vs. U.S. Dollar, expiring 4/20/10	22,000	249,038	236,365	12,673
Japanese Yen vs. U.S. Dollar, expiring 4/20/10	5,500	59,526	59,091	435
Japanese Yen vs. U.S. Dollar, expiring 4/20/10	151,199	1,661,532	1,624,469	37,063
Japanese Yen vs. U.S. Dollar, expiring 4/20/10	5,400	59,803	58,017	1,786
Korean Won vs. U.S. Dollar, expiring 1/15/10	24,261	21,000	20,828	172
Korean Won vs. U.S. Dollar, expiring 1/15/10	152,880	130,000	131,245	(1,245)
Korean Won vs. U.S. Dollar, expiring 1/15/10	60,579	52,500	52,006	494
Korean Won vs. U.S. Dollar, expiring 1/15/10	72,063	62,500	61,865	635
Korean Won vs. U.S. Dollar, expiring 1/15/10	144,588	125,000	124,126	874
Korean Won vs. U.S. Dollar, expiring 1/15/10	406,788	350,000	349,221	779
Korean Won vs. U.S. Dollar, expiring 1/15/10	81,795	70,000	70,220	(220)
Korean Won vs. U.S. Dollar, expiring 1/15/10	202,606	175,000	173,935	1,065
Korean Won vs. U.S. Dollar, expiring 1/15/10	165,165	140,000	141,792	(1,792)
Korean Won vs. U.S. Dollar, expiring 1/15/10	122,619	105,000	105,267	(267)
Norwegian Krone vs. U.S. Dollar, expiring 2/16/10	1,900	326,601	327,551	(950)
Norwegian Krone vs. U.S. Dollar, expiring 2/16/10	1,100	197,168	189,635	7,533
Norwegian Krone vs. U.S. Dollar, expiring 2/16/10	31,494	5,572,424	5,429,365	143,059
Singapore Dollar vs. U.S. Dollar, expiring 3/24/10	180	127,307	128,025	(718)
Singapore Dollar vs. U.S. Dollar, expiring 3/24/10	1,579	1,116,432	1,122,745	(6,313)
Swiss Franc vs. U.S. Dollar, expiring 5/10/10	280	281,328	270,924	10,404
Swiss Franc vs. U.S. Dollar, expiring 5/10/10	153	150,789	147,762	3,027
Swiss Franc vs. U.S. Dollar, expiring 5/10/10	100	96,538	96,759	(221)
Swiss Franc vs. U.S. Dollar, expiring 5/10/10	260	254,552	251,572	2,980
Swiss Franc vs. U.S. Dollar, expiring 5/10/10	3,400	3,201,507	3,289,793	(88,286)
Swiss Franc vs. U.S. Dollar, expiring 5/10/10	3,392	3,193,978	3,281,747	(87,769)
Swiss Franc vs. U.S. Dollar, expiring 5/10/10	1,056	997,104	1,022,247	(25,143)

				$2,462,542

				$2,278,975

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Options Written:

Options written through the year ended December 31, 2009 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding – January 1, 2009	305	$49,215
Options Written	671	87,339
Options Terminated in Closing Purchase Transactions	(671)	(87,339)
Options Expired	(305)	(49,215)
Options Exercised	—	—

Options Outstanding – December 31, 2009	—	$—

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$56,029,724	$2,253,715	$27,802	$58,311,241
Consumer Staples	88,919,415	42,546,388	—	131,465,803
Energy	55,925,611	7,137,368	—	63,062,979
Financials	82,738,033	15,633,157	1,177,677	99,548,867
Health Care	58,331,329	3,371,524	—	61,702,853
Industrials	45,042,035	18,152,725	—	63,194,760
Information Technology	101,551,454	2,304,911	—	103,856,365
Materials	25,617,342	6,775,429	—	32,392,771
Telecommunication Services	11,294,261	13,321,886	—	24,616,147
Utilities	18,759,508	8,806,522	—	27,566,030
Convertible Preferred Stocks
Financials	1,636,724	—	—	1,636,724
Corporate Bonds
Consumer Discretionary	—	2,933,543	39,612	2,973,155
Financials	—	10,311,753	589,520	10,901,273
Industrials	—	—	951	951
Information Technology	—	3,223,098	—	3,223,098
Materials	—	92,664	—	92,664
Utilities	—	4,197,145	—	4,197,145
Forward Currency Contracts	—	2,676,230	—	2,676,230
Futures	19,204	—	—	19,204
Short-Term Investments	—	44,771,930	—	44,771,930

Total Assets	$545,864,640	$188,509,988	$1,835,562	$736,210,190

Liabilities:
Forward Currency Contracts	$—	$(397,255)	$—	$(397,255)

Total Liabilities	$—	$(397,255)	$—	$(397,255)

Total	$545,864,640	$188,112,733	$1,835,562	$735,812,935

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Common Stock- Consumer Discretionary	Investments in Common Stock- Financials	Investments in Corporate Bonds- Consumer Discretionary
Balance as of 12/31/08	$91,860	$839,597	$—
Total gains or losses (realized/unrealized) included in earnings	(61,896)	(153,542)	(3,204)
Purchases, sales, issuances, and settlements (net)	(2,162)	(14,378)	26,900
Transfers in and/or out of Level 3	—	506,000	15,916
Balance as of 12/31/09	$27,802	$1,177,677	$39,612

	Investments in Corporate Bonds- Financials	Investments in Corporate Bonds- Materials	Investments in Corporate Bonds- Industrials
Balance as of 12/31/08	$736,900	$347,099	$951
Total gains or losses (realized/unrealized) included in earnings	(147,380)	962,177	—
Purchases, sales, issuances, and settlements (net)	—	(1,309,276)	—
Transfers in and/or out of Level 3	—	—	—
Balance as of 12/31/09	$589,520	$—	$951

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$ (3,317,552)

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	2,676,230
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	19,204	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		2,695,434

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(397,255)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		(397,255)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(5,305,849)	—	(5,305,849)
Credit contracts	—	—	—	—	—
Equity contracts	(1,026,370)	2,054,577	—	—	1,028,207
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$(1,026,370)	$2,054,577	$(5,305,849)	$—	$(4,277,642)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	2,076,498	—	2,076,498
Credit contracts	—	—	—	—	—
Equity contracts	(35,402)	19,204	—	—	(16,198)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$(35,402)	$19,204	$2,076,498	$—	$2,060,300

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $88,962,000, futures and written options contracts with an average notional balance of approximately $7,799,000 and $152,000 respectively during the year ended December 31, 2009, on which date the Portfolio no longer held written option contracts.

^ This Portfolio held forward foreign currency and written option contracts to gain an economic hedge against changes in the values of securities held in the Portfolio, that do not qualify for hedge accounting under ASC 815 and also to gain or reduce exposure to the financial markets. The Portfolio held futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$516,959,283
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$453,403,266

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$94,942,212
Aggregate gross unrealized depreciation	(45,275,910)

Net unrealized appreciation	$49,666,302

Federal income tax cost of investments	$683,848,454

For the year ended December 31, 2009, the Portfolio incurred approximately $6,897 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $252,308,619 of which $59,261,455 expires in the year 2016, and $193,047,164 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $665,617,693)	$733,514,756
Cash	67,335
Foreign cash (Cost $3,821,514)	3,703,823
Cash held as collateral at broker	404,500
Unrealized appreciation of forward foreign currency contracts	2,676,230
Dividends, interest and other receivables	1,278,054
Receivable for securities sold	304,675
Receivable from Separate Accounts for Trust shares sold	122,243

Total assets	742,071,616

LIABILITIES
Payable for securities purchased	2,275,867
Investment management fees payable	436,648
Unrealized depreciation of forward foreign currency contracts	397,255
Payable to Separate Accounts for Trust shares redeemed	173,327
Administrative fees payable	102,525
Distribution fees payable - Class IB	57,572
Variation margin payable on futures contracts	34,200
Trustees’ fees payable	831
Accrued expenses	274,478

Total liabilities	3,752,703

NET ASSETS	$738,318,913

Net assets were comprised of:
Paid in capital	$943,703,230
Accumulated undistributed net investment income (loss)	(699,991)
Accumulated undistributed net realized gains (losses) on investments, options written, futures and foreign currency transactions	(274,777,486)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	70,093,160

Net assets	$738,318,913

Class IA
Net asset value, offering and redemption price per share, $466,373,594 / 58,100,776 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.03

Class IB
Net asset value, offering and redemption price per share, $271,945,319 / 33,938,498 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.01

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $1,243,527 foreign withholding tax)	$14,056,366
Interest	1,823,113

Total income	15,879,479

EXPENSES
Investment management fees	4,794,196
Administrative fees	946,399
Distribution fees - Class IB	606,619
Printing and mailing expenses	169,884
Professional fees	33,604
Trustees’ fees	15,885
Custodian fees	5,000
Miscellaneous	140,865

Gross expenses	6,712,452
Less: Waiver from investment advisor	(101,068)
Fees paid indirectly	(716,951)

Net expenses	5,894,433

NET INVESTMENT INCOME (LOSS)	9,985,046

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(195,444,449)
Foreign currency transactions	(5,226,719)
Futures	2,054,577
Options written	(1,026,370)

Net realized gain (loss)	(199,642,961)

Change in unrealized appreciation (depreciation) on:
Securities	340,063,903
Foreign currency translations	1,980,876
Options written	(35,402)
Futures	19,204

Net change in unrealized appreciation (depreciation)	342,028,581

NET REALIZED AND UNREALIZED GAIN (LOSS)	142,385,620

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$152,370,666

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,985,046	$11,336,265
Net realized gain (loss) on investments, options written, futures and foreign currency transactions	(199,642,961)	(66,555,176)
Net change in unrealized appreciation (depreciation) on investments, futures, options written and foreign currency translations	342,028,581	(263,257,053)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	152,370,666	(318,475,964)

DIVIDENDS:
Dividends from net investment income
Class IA	(1,925,093)	(17,934,543)
Class IB	(445,861)	(11,838,603)

TOTAL DIVIDENDS	(2,370,954)	(29,773,146)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 7,566,047 and 25,884,794 shares, respectively ]	49,222,118	240,731,067
Capital shares issued in reinvestment of dividends [ 243,977 and 2,823,219 shares, respectively ]	1,925,093	17,934,543
Capital shares repurchased [ (2,755,963) and (1,649,595) shares, respectively ]	(19,373,268)	(14,268,017)

Total Class IA transactions	31,773,943	244,397,593

Class IB
Capital shares sold [ 4,298,006 and 8,155,529 shares, respectively ]	27,470,259	75,455,499
Capital shares issued in reinvestment of dividends [ 56,602 and 1,867,698 shares, respectively ]	445,861	11,838,603
Capital shares repurchased [ (6,606,097) and (11,032,377) shares, respectively ]	(44,459,053)	(101,069,893)

Total Class IB transactions	(16,542,933)	(13,775,791)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	15,231,010	230,621,802

TOTAL INCREASE (DECREASE) IN NET ASSETS	165,230,722	(117,627,308)
NET ASSETS:
Beginning of year	573,088,191	690,715,499

End of year (a)	$738,318,913	$573,088,191

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(699,991)	$(3,122,379)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	September 15, 2006* to December 31, 2006
Net asset value, beginning of period	$6.43	$10.95	$10.74	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.16 (e)	0.17 (e)	0.03	(e)
Net realized and unrealized gain (loss) on investments, futures, options written and foreign currency transactions	1.51	(4.32)	0.04	0.73

Total from investment operations	1.63	(4.16)	0.21	0.76

Less distributions:
Dividends from net investment income	(0.03)	(0.36)	—	(0.02)
Distributions from realized gains	—	—	— #	—	#

Total dividends and distributions	(0.03)	(0.36)	— #	(0.02)

Net asset value, end of period	$8.03	$6.43	$10.95	$10.74

Total return (b)	25.41%	(37.94)%	1.97%	7.59%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$466,374	$340,988	$284,503	$10,797
Ratio of expenses to average net assets:
After waivers (a)	0.94%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly (a)	0.83%	1.05%	1.05%	1.05%
Before waivers and fees paid indirectly (a)	0.96%	1.12%	1.11%	1.40	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.58%	1.79%	1.56%	0.95%
After waivers and fees paid indirectly (a)	1.69%	1.79%	1.56%	0.95%
Before waivers and fees paid indirectly (a)	1.56%	1.72%	1.50%	0.50%
Portfolio turnover rate	79%	44%	31%	4%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	$0.01	$0.01	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL LARGE CAP EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2009		2008	2007		September 15, 2006* to December 31, 2006
Net asset value, beginning of period	$6.41		$10.92	$10.74		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09	(e)	0.14 (e)	0.16	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments, futures, options written and foreign currency transactions	1.52		(4.31)	0.02		0.73

Total from investment operations	1.61		(4.17)	0.18		0.75

Less distributions:
Dividends from net investment income	(0.01)		(0.34)	—		(0.01)
Distributions from realized gains	—		—	—	#	—	#

Total dividends and distributions	(0.01)		(0.34)	—	#	(0.01)

Net asset value, end of period	$8.01		$6.41	$10.92		$10.74

Total return (b)	25.17%		(38.13)%	1.69%		7.51%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$271,945		$232,101	$406,213		$99,547
Ratio of expenses to average net assets:
After waivers (a)	1.19	%(c)	1.30%	1.30%		1.30%
After waivers and fees paid indirectly (a)	1.08%		1.30%	1.30%		1.30%
Before waivers and fees paid indirectly (a)	1.21%		1.37%	1.36	%(c)	1.65	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.28%		1.56%	1.46%		0.67%
After waivers and fees paid indirectly (a)	1.39%		1.56%	1.46%		0.67%
Before waivers and fees paid indirectly (a)	1.26%		1.49%	1.42%		0.34%
Portfolio turnover rate	79%		44%	31%		4%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	#	$0.01	—	#	$0.01

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/OPPENHEIMER GLOBAL PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	Since Incept.*
Portfolio – IA Shares	39.07%	(1.12)%
Portfolio – IB Shares	38.56	(1.39)
MSCI World Index	29.99	(2.42)
* Date of inception 8/31/06 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 39.07% for the year ended December 31, 2009. The Portfolio’s benchmark, the MSCI World Index, returned 29.99% over the same period.

Asset Class Overview

Over the 12 months, international stocks posted strong gains as global economic growth prospects brightened and the corporate profit outlook improved. International equity markets, as represented by the MSCI World Index, rose 29.99%. Within the index, all sectors showed positive total returns, with a range of 7.4% (Utilities) to 62.2% (Materials). Four sectors (Materials, Information Technology, Consumer Discretionary, and Financial) showed total returns exceeding 30%. Other than Utilities, Telecommunications was the only sector with a 2009 total return below 15%.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•

An overweight to the Information Technology aided the Portfolio’s returns. The biggest contributors were Telefonaktiebolaget LM Ericsson; Infosys Technologies Ltd., the Indian software company; U.S.-based Juniper Networks, Inc.; and, semiconductor firm MediaTek, Inc.

•	The Portfolio was overweight in Consumer Discretionary companies, and experienced contributions from a wide array of holdings, such as retailers Hennes & Mauritz AB and Tiffany & Co.

•

The Portfolio was overweight in the Industrials sector. The sector did well, with a particularly strong showing by Assa Abloy AB, a Swedish company that is a leading manufacturer and supplier of locks.

•

Energy stock selection, which had detracted from performance during the first half of the year, experienced a rebound and ended the year outperforming the benchmark. Technip SA, Europe’s second-largest provider of oil-field services, was the largest contributor to performance.

•	The Portfolio also outperformed in the Consumer Staples sector as a result of better relative stock selection.

•

At the country level, the performance of technology stocks moved the U.S. into the top position in terms of positive contributors to performance. As a region, Europe was the top contributor to performance, with solid contributors coming from France, Germany, and Sweden, among others. Latin America also outperformed, with Brazil and Mexico leading the way, as did Asia excluding Japan.

What hurt performance during the year:

•

An underweight to Materials detracted from performance. The sector experienced volatility over the period as the commodity and energy bubble burst. As prices recovered, Materials became the top performing sector for the benchmark. Thus, the underweight in materials hurt relative performance.

•	Other holdings which hindered performance during the year included KDDI Corp, Sumitomo Mitsui Financial Group, Seven & I Holdings Co., and Nintendo Co.

•	Geographically, underweights in Australia and Canada detracted from overall performance, as did an overweight position to Japan.

Portfolio Positioning and Outlook

The Portfolio’s weightings in terms of geography and sectors changed little over the year. A focus on quality franchises remains the foundation of the Portfolio. At the end of the year, the Portfolio had an underweight stance to the Financial Services sector overall as well as in the Energy and Materials sectors. We believe the firming of commodity prices towards year-end was a recovery from an oversold position. The markets appear to have rallied from their March 2009 lows, but we believe we still see valuations as compelling.

EQ/OPPENHEIMER GLOBAL PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	28.0%
Consumer Discretionary	15.4
Financials	14.5
Industrials	13.4
Consumer Staples	11.6
Health Care	6.9
Energy	4.7
Telecommunication Services	2.0
Utilities	0.9
Materials	0.3
Cash and Other	2.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,240.30	$6.78
Hypothetical (5% average return before expenses)	1,000.00	1,019.16	6.11
Class IB
Actual	1,000.00	1,237.40	8.12
Hypothetical (5% average return before expenses)	1,000.00	1,017.95	7.32

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.20% and 1.44%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Bermuda (1.0%)
XL Capital Ltd., Class A	107,260	$1,966,076

Brazil (1.5%)
Cia de Bebidas das Americas (Preference) (ADR)	14,470	1,462,772
Empresa Brasileira de Aeronautica S.A. (ADR)	63,890	1,412,608

		2,875,380

Canada (0.7%)
Husky Energy, Inc.	48,860	1,405,277

Finland (0.9%)
Fortum Oyj	66,510	1,801,824

France (6.8%)
LVMH Moet Hennessy Louis Vuitton S.A.	36,570	4,106,160
NicOx S.A.*	13,514	112,862
Sanofi-Aventis S.A.	22,440	1,758,998
Societe Generale S.A.	22,591	1,563,127
Technip S.A.	37,960	2,659,998
Total S.A.	44,330	2,840,736

		13,041,881

Germany (7.1%)
Allianz SE (Registered)	21,632	2,692,597
Bayer AG	10,505	839,614
Bayerische Motoren Werke (BMW) AG (Preference)	33,534	1,103,014
Bayerische Motoren Werke (BMW) AG	16,354	743,479
Linde AG	4,340	522,384
SAP AG	67,996	3,206,960
Siemens AG (Registered)	50,051	4,590,825

		13,698,873

India (2.6%)
HDFC Bank Ltd.	9,500	345,637
Infosys Technologies Ltd.	66,513	3,701,576
Wire and Wireless India Ltd.*	144,425	27,622
Zee Entertainment Enterprises Ltd.	150,500	827,215

		4,902,050

Italy (1.8%)
Bulgari S.p.A.	134,710	1,112,274
Lottomatica S.p.A.	16,300	326,599
Prysmian S.p.A.	34,900	610,914
Tod’s S.p.A.	20,300	1,503,952

		3,553,739

Japan (9.1%)
Fanuc Ltd.	9,200	855,465
HOYA Corp.	73,343	1,944,379
KDDI Corp.	400	2,109,353
Keyence Corp.	6,570	1,354,478
Kyocera Corp.	11,420	1,007,170
Murata Manufacturing Co., Ltd.	41,020	2,025,404
Nidec Corp.	12,360	1,136,504
Nintendo Co., Ltd.	4,340	1,028,867
Secom Co., Ltd.	28,686	1,356,847

	Number of Shares	Value (Note 1)

Seven & I Holdings Co., Ltd.	30,913	$627,444
Sony Corp.	96,850	2,807,340
Sumitomo Mitsui Financial Group, Inc.	46,317	1,320,479

		17,573,730

Mexico (3.4%)
Fomento Economico Mexicano S.A.B. de C.V.	558,520	2,679,462
Grupo Modelo S.A.B. de C.V., Series C*	275,410	1,528,418
Grupo Televisa S.A. (ADR)	109,930	2,282,147

		6,490,027

Netherlands (3.4%)
European Aeronautic Defence and Space Co. N.V.	101,710	2,031,720
Koninklijke Philips Electronics N.V.	82,140	2,432,168
TNT N.V.	66,327	2,030,193

		6,494,081

Norway (0.7%)
Tandberg ASA	44,880	1,278,490

Spain (1.2%)
Inditex S.A.	37,760	2,339,749

Sweden (6.4%)
Assa Abloy AB, Class B	158,200	3,029,392
Investor AB, Class B	112,077	2,071,854
Telefonaktiebolaget LM Ericsson, Class B	779,638	7,170,973

		12,272,219

Switzerland (7.1%)
Basilea Pharmaceutica AG (Registered)*	1,914	118,301
Credit Suisse Group AG (Registered) Repurchase Agreement	86,541	4,262,243
Nestle S.A. (Registered)	26,929	1,308,286
Roche Holding AG	21,513	3,659,709
Transocean Ltd.*	26,763	2,215,977
UBS AG (Registered)*	131,851	2,025,484

		13,590,000

Taiwan (1.7%)
MediaTek, Inc.	99,745	1,732,167
Taiwan Semiconductor Manufacturing Co., Ltd.	791,709	1,588,118

		3,320,285

United Kingdom (8.9%)
3i Group plc	182,172	823,522
Cadbury plc	152,413	1,961,281
Diageo plc	58,626	1,022,400
HSBC Holdings plc	269,800	3,071,494
Prudential plc	203,500	2,073,066
Reckitt Benckiser Group plc	37,100	2,009,997
Tesco plc	329,755	2,265,684
Unilever plc	63,647	2,037,288

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Vodafone Group plc	770,850	$1,785,057

		17,049,789

United States (33.4%)
3M Co.	34,210	2,828,141
Adobe Systems, Inc.*	68,830	2,531,567
Aetna, Inc.	71,700	2,272,890
Aflac, Inc.	49,100	2,270,875
Altera Corp.	93,480	2,115,452
Amylin Pharmaceuticals, Inc.*	25,900	367,521
Automatic Data Processing, Inc.	61,010	2,612,448
Boeing Co.	16,040	868,245
Carnival Corp.*	86,420	2,738,650
Colgate-Palmolive Co.	30,900	2,538,435
Corning, Inc.	119,580	2,309,090
eBay, Inc.*	166,260	3,913,760
Emerson Electric Co.	33,980	1,447,548
Fidelity National Financial, Inc., Class A	67,000	901,820
InterMune, Inc.*	22,600	294,704
Intuit, Inc.*	106,540	3,271,843
Juniper Networks, Inc.*	143,760	3,834,079
Linear Technology Corp.	16,930	517,042
Lockheed Martin Corp.	13,050	983,318
Maxim Integrated Products, Inc.	94,940	1,927,282
McDonald’s Corp.	45,100	2,816,044
Microsoft Corp.	128,380	3,914,306
Raytheon Co.	31,180	1,606,394
Regeneron Pharmaceuticals, Inc.*	14,400	348,192
Seattle Genetics, Inc.*	53,200	540,512
Shuffle Master, Inc.*	44,000	362,560
Sirius XM Radio, Inc.*	946,220	567,732
SLM Corp.*	203,000	2,287,810

	Number of Shares	Value (Note 1)

Theravance, Inc.*	40,110	$524,238
Tiffany & Co.	61,020	2,623,860
Wal-Mart Stores, Inc.	49,430	2,642,034
Walt Disney Co.	95,300	3,073,425
WellPoint, Inc.*	39,200	2,284,968

		64,136,785

Total Common Stocks (97.7%) (Cost $190,649,957)		187,790,255

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
United States (0.0%)
Theravance, Inc. 3.000%, 1/15/15 (Cost $105,000)	$105,000	82,688

SHORT-TERM INVESTMENT:
Time Deposit (2.4%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $4,676,079)	4,676,079	4,676,079

Total Investments (100.1%) (Cost/Amortized Cost $195,431,036)		192,549,022
Other Assets Less Liabilities (-0.1%)		(207,101)

Net Assets (100%)		$192,341,921

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$14,464,418	$14,897,404	$—	$29,361,822
Consumer Staples	10,851,121	11,232,380	—	22,083,501
Energy	3,621,254	5,500,734	—	9,121,988
Financials	7,426,581	20,249,503	—	27,676,084
Health Care	6,633,025	6,489,484	—	13,122,509
Industrials	9,146,254	16,937,524	—	26,083,778
Information Technology	26,946,869	27,175,086	—	54,121,955
Materials	—	522,384	—	522,384
Telecommunication Services	—	3,894,410	—	3,894,410
Utilities	—	1,801,824	—	1,801,824
Convertible Bonds
Health Care	—	82,688	—	82,688
Short-Term Investments	—	4,676,079	—	4,676,079

Total Assets	$79,089,522	$113,459,500	$—	$192,549,022

Total Liabilities	$—	$—	$—	$—

Total	$79,089,522	$113,459,500	$—	$192,549,022

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-Financials
Balance as of 12/31/08	$1,095,025
Total gains or losses (realized/unrealized) included in earnings	—
Purchases, sales, issuances, and settlements (net)	—
Transfers in and/or out of Level 3	$(1,095,025)
Balance as of 12/31/09	$—
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$—

The Portfolio had no derivatives contracts during the year ended December 31, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$65,388,855
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$26,430,734

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,982,746
Aggregate gross unrealized depreciation	(19,540,312)

Net unrealized depreciation	$(8,557,566)

Federal income tax cost of investments	$201,106,588

For the year ended December 31, 2009, the Portfolio incurred approximately $49 as brokerage commissions with Exane S.A. and $2,977 with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $15,461,972 of which $4,456,246 expires in the year 2016, and $11,005,726 expires in 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $195,431,036)	$192,549,022
Foreign cash (Cost $3)	3
Receivable from Separate Accounts for Trust shares sold	314,584
Dividends, interest and other receivables	233,053

Total assets	193,096,662

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	239,284
Investment management fees payable	160,292
Accrued India taxes	112,119
Distribution fees payable - Class IB	39,388
Administrative fees payable	19,034
Trustees’ fees payable	194
Accrued expenses	184,430

Total liabilities	754,741

NET ASSETS	$192,341,921

Net assets were comprised of:
Paid in capital	$216,245,020
Accumulated undistributed net investment income (loss)	38,300
Accumulated undistributed net realized gain (loss) on investments, and foreign currency transactions	(20,973,068)
Unrealized appreciation (depreciation) on investments and foreign currency translations (net of India tax of $89,961 on unrealized depreciation on investments)	(2,968,331)

Net assets	$192,341,921

Class IA
Net asset value, offering and redemption price per share, $3,728,794 / 404,522 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.22

Class IB
Net asset value, offering and redemption price per share, $188,613,127 / 20,463,277 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.22

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $224,852 foreign withholding tax)	$2,922,834
Interest	3,096

Total income	2,925,930

EXPENSES
Investment management fees	1,322,439
Distribution fees - Class IB	340,812
Administrative fees	172,415
Printing and mailing expenses	38,463
Professional fees	31,824
Custodian fees	5,000
Trustees’ fees	3,226
Miscellaneous	18,977

Gross expenses	1,933,156
Less: Waiver from investment advisor	(59,097)

Net expenses	1,874,059

NET INVESTMENT INCOME (LOSS)	1,051,871

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities (net of India tax of $25,738 on realized loss on investments)	(9,580,139)
Foreign currency transactions	(598)

Net realized gain (loss)	(9,580,737)

Change in unrealized appreciation (depreciation) on:
Securities (net of India tax of $89,961 on unrealized appreciation on investments)	55,907,089
Foreign currency translations	7,476

Net change in unrealized appreciation (depreciation)	55,914,565

NET REALIZED AND UNREALIZED GAIN (LOSS)	46,333,828

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$47,385,699

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,051,871	$1,842,038
Net realized gain (loss) on investments and foreign currency transactions	(9,580,737)	(11,477,174)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	55,914,565	(60,057,540)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	47,385,699	(69,692,676)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(27,294)	(56,814)
Class IB	(912,091)	(1,716,232)

	(939,385)	(1,773,046)

Distributions from net realized capital gains
Class IA	—	(6,008)
Class IB	—	(210,195)

	—	(216,203)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(939,385)	(1,989,249)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 127,314 and 304,500 shares, respectively ]	953,455	3,052,986
Capital shares issued in reinvestment of distributions [ 3,011 and 9,083 shares, respectively ]	27,294	62,822
Capital shares repurchased [ (63,570) and (519,883) shares, respectively ]	(495,333)	(5,003,965)

Total Class IA transactions	485,416	(1,888,157)

Class IB
Capital shares sold [ 9,203,464 and 8,255,034 shares, respectively ]	72,241,537	79,317,430
Capital shares issued in reinvestment of distributions [ 100,629 and 277,377 shares, respectively ]	912,091	1,926,427
Capital shares repurchased [ (4,058,520) and (4,804,209) shares, respectively ]	(31,688,600)	(41,892,066)

Total Class IB transactions	41,465,028	39,351,791

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	41,950,444	37,463,634

TOTAL INCREASE (DECREASE) IN NET ASSETS	88,396,758	(34,218,291)
NET ASSETS:
Beginning of year	103,945,163	138,163,454

End of year (a)	$192,341,921	$103,945,163

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$38,300	$(14,452)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,					August 31, 2006* to December 31, 2006
Class IA	2009	2008		2007
Net asset value, beginning of period	$6.68	$11.48		$11.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.18	(e)	0.09	(e)	0.01	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.53	(4.84)		0.56		1.00

Total from investment operations	2.61	(4.66)		0.65		1.01

Less distributions:
Dividends from net investment income	(0.07)	(0.13)		(0.06)		(0.01)
Distributions from net realized gains	—	(0.01)		(0.11)		—	#

Total dividends and distributions	(0.07)	(0.14)		(0.17)		(0.01)

Net asset value, end of period	$9.22	$6.68		$11.48		$11.00

Total return (b)	39.07%	(40.60)%		5.94%		10.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,729	$2,257		$6,248		$4,410
Ratio of expenses to average net assets:
After waivers (a)	1.10%	1.10%		1.10%		1.10%
Before waivers (a)	1.14%	1.37%		1.46%		2.25	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	1.03%	1.84%		0.74%		0.30%
Before waivers (a)	0.98%	1.57%		0.38%		(1.11)%
Portfolio turnover rate	19%	33%		22%		6%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$0.03		$0.04		$0.05

	Year Ended December 31,					August 31, 2006* to December 31, 2006
Class IB	2009	2008		2007
Net asset value, beginning of period	$6.68	$11.48		$10.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.12	(e)	0.05	(e)	—	#(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.53	(4.80)		0.58		0.99

Total from investment operations	2.59	(4.68)		0.63		0.99

Less distributions:
Dividends from net investment income	(0.05)	(0.11)		(0.03)		—
Distributions from net realized gains	—	(0.01)		(0.11)		—	#

Total dividends and distributions	(0.05)	(0.12)		(0.14)		—	#

Net asset value, end of period	$9.22	$6.68		$11.48		$10.99

Total return (b)	38.71%	(40.75)%		5.66%		10.01%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$188,613	$101,688		$131,915		$26,740
Ratio of expenses to average net assets:
After waivers (a)	1.35%	1.35%		1.35%		1.35%
Before waivers (a)	1.39%	1.62	%(c)	1.71	%(c)	2.50	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	0.75%	1.33%		0.39%		0.13%
Before waivers (a)	0.71%	1.05%		(0.04)%		(0.93)%
Portfolio turnover rate	19%	33%		22%		6%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$0.03		$0.05		$0.04

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Pacific Investment Management Company, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	8.25%	3.32%	4.29%
Portfolio – IB Shares	8.09	3.18	4.20
Bank of America Merrill Lynch USD 3 Month Libor Constant Maturity Index†	0.99	3.73	2.90
Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index	11.42	4.63	7.00

*   Date of inception 3/30/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 1/24/02

†In 2009, the Investment Manager revised the Portfolio’s benchmark indices to be the Bank of America Merrill Lynch USD 3 Month Libor Constant Maturity Index, which more closely reflects the market sectors in which the Portfolio invests.

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.09% for the year ended December 31, 2009. The Portfolio’s benchmark, the Barclays Capital U.S. TIPS Index, returned 11.42% over the same period.

Asset Class Overview

Policy responses to the financial crisis and economic downturn that began in the second half of 2008 helped to stabilize the global economy in 2009. Interest rates generally rose in the fourth quarter and for the full year as investors’ risk appetites revived, crimping demand for Treasuries and other sovereign bonds. The Bank of America Merill Lynch USD 3 Month Libor Constant Maturity Index, returned 0.07 percent during the fourth quarter and 0.99 percent for all of 2009.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	An allocation to Agency mortgage pass-through securities for the year aided Portfolio returns as valuations of these bonds benefited from government policy responses.

•	An emphasis on bonds of financial companies for the year was a positive for the Portfolio as these bonds benefited from government guarantees and a flight to high yielding assets.

•	High quality asset backed securities aided Portfolio performance as spreads compressed from elevated levels earlier in the year

What hurt performance during the year:

•	Above index duration held back Portfolio returns as front end yields moved higher for the year and the financial meltdown was averted.

Portfolio Positioning and Outlook

Global economic recovery may appear bifurcated over the next year. In emerging economies and China, we believe growth may be relatively robust, though slower than before the financial crisis of last year. Recovery in developed economies may be more tepid. In the U.S., growth early in the period may be inflated as the rate of corporate inventory drawdown may continue to fall.

Portfolio Characteristics as of December 31, 2009
Weighted Average Life (Years)	0.6
Weighted Average Coupon (%)	1.4
Weighted Average Modified Duration (Years)*	1.0
Weighted Average Rating	AA	+
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/2009	% of Net Assets
Government Securities	43.9%
Corporate Bonds	21.7
Asset-Backed and Mortgage-Backed Securities	10.3
Convertible Preferred Stocks	0.0	#
Convertible Bonds	0.0	#
Equities	0.0	#
Cash and Other	24.1

Total	100.0%

# Less than 0.1%

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,020.90	$3.11
Hypothetical (5% average return before expenses)	1,000.00	1,022.13	3.11
Class IB
Actual	1,000.00	1,019.40	4.43
Hypothetical (5% average return before expenses)	1,000.00	1,020.82	4.43

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.61% and 0.87%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (10.3%)
Asset-Backed Securities (7.1%)
Access Group, Inc., Series 2008-1 A 1.582%, 10/27/25(l)	$20,492,693	$21,093,960
AmeriCredit Automobile Receivables Trust, Series 2008-1 A2 4.235%, 6/6/12(l)	11,243,812	11,455,188
Bank One Issuance Trust, Series 2004-A5 A5 0.363%, 3/15/14(l)	2,000,000	1,989,240
Capital Auto Receivables Asset Trust, Series 2007-SN2 A3 1.193%, 12/15/10(l)§	613,203	613,398
Series 2008-2 A3B 1.683%, 10/15/12(l)	5,900,000	5,950,173
Chase Issuance Trust, Series 2006-A4 A4 0.253%, 10/15/13(l)	2,175,000	2,158,287
Series 2007-A1 A1 0.253%, 3/15/13(l)	13,400,000	13,346,027
Series 2007-A11 A11 0.233%, 7/16/12(l)	6,740,000	6,729,062
Series 2008-A1 A1 0.683%, 1/15/12(l)	7,100,000	7,100,266
Series 2009-A2 A2 1.783%, 4/15/14(l)	16,800,000	17,172,926
Series 2009-A7 A7 0.683%, 9/17/12(l)	27,900,000	27,921,042
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2 A3A 0.311%, 1/25/37(l)	368,749	202,139
Daimler Chrysler Auto Trust, Series 2008-B A3B 1.715%, 9/10/12(l)	600,000	604,850
Ford Credit Auto Owner Trust, Series 2008-C A2B 1.133%, 1/15/11(l)	2,080,281	2,080,836
Series 2008-C A3 1.653%, 6/15/12(l)	22,700,000	22,849,845
Series 2009-A A3B 2.733%, 5/15/13(l)	12,800,000	13,104,186
Series 2009-C A1 0.796%, 7/15/10§	6,263,598	6,263,908
GSAA Home Equity Trust, Series 2007-6 A4 0.531%, 5/25/47(l)	700,000	243,785
RAAC Series, Series 2007-SP2 A2 0.631%, 6/25/47(l)	600,000	263,664
SLM Student Loan Trust, Series 2006-3 A3 0.322%, 4/25/17(l)	436,732	435,931
Series 2006-5 A2 0.272%, 7/25/17(l)	66,267	66,250
Series 2006-8 A2 0.282%, 10/25/16(l)	618,677	617,466
Series 2006-9 A2 0.282%, 4/25/17(l)	681,543	680,189
Series 2007-2 A1 0.262%, 4/25/14(l)	434,939	434,571
Series 2007-3 A3 0.322%, 4/25/19(l)	8,700,000	8,300,403

	Principal Amount	Value (Note 1)

Series 2008-2 A2 0.732%, 1/25/17(l)	$7,700,000	$7,682,145
Series 2008-9 A 1.782%, 4/25/23(l)	21,891,078	22,753,242

		202,112,979

Non-Agency CMO (3.2%)
American Home Mortgage Assets, Series 2006-1 2A1 0.421%, 5/25/46(l)	10,628,771	5,597,612
Banc of America Commercial Mortgage, Inc., Series 2006-3 A4 5.889%, 7/10/44(l)	5,900,000	5,249,685
Series 2007-3 A4 5.658%, 6/10/49(l)	1,400,000	1,208,888
Series 2007-4 A4 5.744%, 2/10/51(l)	1,400,000	1,211,249
Banc of America Mortgage Securities, Inc., Series 2004-1 5A1 6.500%, 9/25/33	31,052	31,018
BCAP LLC Trust, Series 2006-AA2 A1 0.401%, 1/25/37(l)	1,468,500	698,943
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11 1A2 4.456%, 2/25/33(l)	19,440	17,003
Series 2003-3 3A2 4.399%, 5/25/33(l)	167,047	152,855
Series 2003-8 2A1 3.708%, 1/25/34(l)	10,488	9,354
Series 2003-8 4A1 3.770%, 1/25/34(l)	31,670	27,639
Series 2004-10 21A1 3.562%, 1/25/35(l)	4,375,621	3,788,529
Series 2005-2 A1 2.940%, 3/25/35(l)	211,312	186,170
Series 2005-2 A2 2.181%, 3/25/35(l)	69,474	62,215
Series 2005-5 A1 2.530%, 8/25/35(l)	66,841	59,708
Series 2005-5 A2 2.560%, 8/25/35(l)	1,198,427	1,085,777
Series 2007-3 1A1 5.436%, 5/25/47(l)	11,617,878	8,285,348
Bear Stearns Alt-A Trust,
Series 2005-7 22A1 5.378%, 9/25/35(l)	3,090,437	1,901,764
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 1998-C1 A2 6.440%, 6/16/30	1,979	1,980
Chevy Chase Mortgage Funding Corp.,
Series 2007-2A A1 0.361%, 5/25/48(l)§	2,040,534	823,350
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-11 A1A 2.990%, 12/25/35(l)	84,762	75,918
Series 2005-11 A2A 4.700%, 12/25/35(l)	1,256,249	1,121,581

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Series 2005-12 2A1 1.031%, 8/25/35(l)§	$915,941	$732,715
Series 2005-6 A1 2.510%, 8/25/35(l)	90,739	77,799
Series 2005-6 A2 4.248%, 8/25/35(l)	433,083	373,398
Series 2005-6 A3 4.098%, 8/25/35(l)	67,984	59,860
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3 A5 5.617%, 10/15/48	4,000,000	3,680,878
Commercial Mortgage Pass Through Certificates,
Series 2005-LP5 A2 4.630%, 5/10/43	2,922,791	2,921,845
Countrywide Alternative Loan Trust,
Series 2003-J1 4A1 6.000%, 10/25/32	2,700	2,232
Series 2005-61 2A1 0.511%, 12/25/35(l)	37,989	25,158
Series 2005-62 2A1 1.544%, 12/25/35(l)	378,151	204,927
Series 2006-OA12 A1A 0.313%, 9/20/46(l)	31,422	30,579
Series 2006-OA22 A1 0.391%, 2/25/47(l)	963,986	513,873
Series 2007-OA7 A1A 0.411%, 5/25/47(l)	220,300	110,085
Countrywide Home Loan Mortgage Pass Through Trust,
Series 2002-30 M 3.389%, 10/19/32(l)	8,013	4,077
Series 2003-HYB3 7A1 3.755%, 11/19/33(l)	72,065	64,471
Series 2004-12 11A1 3.971%, 8/25/34(l)	784,970	551,649
Series 2005-25 A11 5.500%, 11/25/35	1,193,714	950,754
Series 2005-3 1A2 0.521%, 4/25/35(l)	405,823	222,869
Series 2005-R2 1AF1 0.571%, 6/25/35(l)§	174,019	125,526
CS First Boston Mortgage Securities Corp.,
Series 2002-P1A A 0.879%, 3/25/32(l)§	1,969	1,673
Series 2005-C6 A1 4.938%, 12/15/40	27,367	27,486
Deutsche ALT-A Securities, Inc.,
Series 2003-3 3A1 5.000%, 10/25/18	914,088	881,130
Series 2005-AR2 7A1 5.505%, 10/25/35(l)	443,508	320,366
Series 2006-AB4 A1B1 0.331%, 10/25/36(l)	8,293	5,032
Series 2007-1 1A1 0.321%, 8/25/37(l)	748,570	701,877

	Principal Amount	Value (Note 1)

First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA1 A1 2.596%, 6/25/34(l)	$253,335	$191,583
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR3 2A1 5.377%, 8/25/35(l)	486,043	426,292
GMAC Commercial Mortgage Securities, Inc.,
Series 2006-C1 A4 5.238%, 11/10/45(l)	5,900,000	5,562,885
Greenpoint Mortgage Funding Trust,
Series 2005-AR5 1A1 0.501%, 11/25/45(l)	60,117	34,804
Series 2006-AR6 A1A 0.311%, 10/25/46(l)	63,580	55,530
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9 A4 5.444%, 3/10/39	11,800,000	10,114,997
GS Mortgage Securities Corp. II,
Series 2007-EOP A1 0.323%, 3/6/20(l)§	730,905	695,224
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 3.336%, 9/25/35(l)	305,310	273,513
Harborview Mortgage Loan Trust,
Series 2005-2 2A1A 0.453%, 5/19/35(l)	46,414	26,615
Series 2006-1 2A1A 0.473%, 3/19/36(l)	345,228	184,016
Series 2006-12 2A11 0.323%, 1/19/38(l)	42,968	40,886
Indymac Index Mortgage Loan Trust,
Series 2004-AR11 2A 2.965%, 12/25/34(l)	314,932	231,744
Series 2006-AR14 1A1A 0.321%, 11/25/46(l)	33,867	31,789
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2007-CB20 A4 5.794%, 2/12/51(l)	1,900,000	1,638,644
JPMorgan Mortgage Trust,
Series 2005-A1 6T1 5.022%, 2/25/35(l)	1,553,718	1,435,604
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13 3A7 3.096%, 11/21/34(l)	200,000	169,531
Mellon Residential Funding Corp.,
Series 2000-TBC3 A1 0.673%, 12/15/30(l)	48,077	39,297
Series 2001-TBC1 A1 0.583%, 11/15/31(l)	174,490	152,021
Merrill Lynch Floating Trust,
Series 2006-1 A1 0.303%, 6/15/22(l)§	55,384	50,019

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

MLCC Mortgage Investors, Inc.,
Series 2005-2 1A 4.250%, 10/25/35(l)	$2,635,343	$2,251,888
Series 2005-2 2A 4.250%, 10/25/35(l)	2,418,656	2,054,007
Series 2005-2 3A 1.231%, 10/25/35(l)	375,461	287,020
Series 2005-3 4A 0.481%, 11/25/35(l)	282,265	189,882
Series 2005-3 5A 0.481%, 11/25/35(l)	315,503	234,516
Residential Accredit Loans, Inc.,
Series 2005-QO1 A1 0.531%, 8/25/35(l)	75,111	42,852
Securitized Asset Sales, Inc.,
Series 1993-6 A5 3.848%, 11/26/23(l)	3,947	3,546
Sequoia Mortgage Trust,
Series 10 2A1 0.613%, 10/20/27(l)	20,786	16,724
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1 4A2 3.586%, 2/25/34(l)	197,325	168,878
Series 2004-19 2A1 1.881%, 1/25/35(l)	61,948	30,004
Series 2005-17 3A1 5.245%, 8/25/35(l)	281,575	220,451
Structured Asset Mortgage Investments, Inc.,
Series 2004-AR5 1A1 0.893%, 10/19/34(l)	115,399	79,259
Series 2005-AR5 A1 0.483%, 7/19/35(l)	229,330	140,523
Series 2005-AR5 A2 0.483%, 7/19/35(l)	492,226	356,354
Series 2006-AR4 2A1 0.421%, 6/25/36(l)	81,664	44,482
Series 2006-AR5 1A1 0.441%, 5/25/46(l)	2,626,135	1,400,222
Series 2006-AR7 A8 0.301%, 8/25/36(l)	50,828	48,994
Series 2007-AR3 1A1 0.331%, 9/25/47(l)	563,371	510,937
Structured Asset Securities Corp.,
Series 2006-11 A1 3.716%, 10/25/35(l)§	118,189	97,145
TBW Mortgage Backed Pass Through Certificates,
Series 2006-4 A1B 0.331%, 9/25/36(l)	547	543
Series 2006-6 A1 0.341%, 1/25/37(l)	36,737	35,513
Thornburg Mortgage Securities Trust,
Series 2006-5 A1 0.351%, 10/25/46(l)	641,124	599,401
Series 2007-1 A3A 0.331%, 3/25/37(l)	3,644,716	3,234,600
Wachovia Bank Commercial Mortgage Trust,
Series 2006-WL7A A1 0.323%, 9/15/21(l)§	3,054,153	2,601,787

	Principal Amount	Value (Note 1)

Series 2007-WHL8 A1 0.313%, 6/15/20(l)§	$1,873,134	$1,566,027
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR17 1A 1.744%, 11/25/42(l)	15,454	10,270
Series 2002-AR2 A 2.509%, 2/27/34(l)	13,139	10,848
Series 2003-AR1 A5 3.640%, 3/25/33(l)	1,462,645	1,306,142
Series 2003-R1 A1 0.771%, 12/25/27(l)	370,128	277,922
Series 2004-AR1 A 3.668%, 3/25/34(l)	3,679,299	3,285,870
Series 2005-AR13 A1A1 0.521%, 10/25/45(l)	337,952	245,043
Series 2005-AR15 A1A1 0.491%, 11/25/45(l)	77,932	56,516
Series 2006-AR15 2A 2.044%, 11/25/46(l)	72,402	45,705
Series 2006-AR3 A1A 1.544%, 2/25/46(l)	119,868	75,105
Series 2006-AR7 3A 2.759%, 7/25/46(l)	352,473	194,499
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-S A1 3.104%, 9/25/34(l)	145,462	130,952
Series 2007-10 1A22 0.731%, 7/25/37(l)	2,875,541	2,059,209

		89,455,475

Total Asset-Backed and Mortgage-Backed Securities		291,568,454

Convertible Bonds (0.0%)
Government Securities (0.0%)
U.S. Government Agencies (0.0%)
Federal Home Loan Mortgage Corp.
2.920%, 1/1/34(l)	55,407	57,422
Federal National Mortgage Association
5.542%, 1/1/36(l)	608,557	641,898

Total Government Securities		699,320

Total Convertible Bonds		699,320

Corporate Bonds (21.7%)
Consumer Discretionary (0.2%)
Media (0.2%)
Comcast Corp. 5.450%, 11/15/10	2,100,000	2,170,308
COX Communications, Inc. 7.750%, 11/1/10	1,000,000	1,046,865
Time Warner Cable, Inc. 6.200%, 7/1/13	1,297,000	1,424,697
Time Warner, Inc. 6.875%, 5/1/12	1,500,000	1,642,115

Total Consumer Discretionary		6,283,985

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Consumer Staples (0.3%)
Food & Staples Retailing (0.3%)
CVS Caremark Corp. 0.556%, 6/1/10(l)	$7,000,000	$7,002,898

Food Products (0.0%)
Kraft Foods, Inc. 6.000%, 2/11/13	700,000	750,686

Tobacco (0.0%)
Reynolds American, Inc. 0.954%, 6/15/11(l)	1,200,000	1,188,818

Total Consumer Staples		8,942,402

Energy (0.6%)
Oil, Gas & Consumable Fuels (0.6%)
Transcontinental Gas Pipe Line Corp.
Series B 7.000%, 8/15/11	2,820,000	3,032,797
8.875%, 7/15/12	2,000,000	2,292,334
Williams Cos., Inc. 2.290%, 10/1/10(l)^§	7,000,000	6,995,905
6.375%, 10/1/10§	5,140,000	5,233,034

Total Energy		17,554,070

Financials (18.7%)
Capital Markets (3.8%)
Bear Stearns Cos., Inc. 0.511%, 1/31/11(l)	25,000,000	25,038,550
Goldman Sachs Group, Inc. 0.653%, 10/7/11(l)	4,500,000	4,292,208
0.458%, 2/6/12(l)	2,000,000	1,985,080
Merrill Lynch & Co., Inc. 2.523%, 5/12/10(l)	13,515,000	13,625,025
0.482%, 7/25/11(l)	2,000,000	1,969,264
0.485%, 6/5/12(l)	18,500,000	17,947,183
6.050%, 8/15/12	3,895,000	4,172,449
Morgan Stanley 6.750%, 4/15/11	8,400,000	8,899,657
0.534%, 1/9/12(l)	19,000,000	18,784,882
0.490%, 4/19/12(l)	725,000	704,391
5.750%, 8/31/12	4,000,000	4,290,304
0.584%, 1/9/14(l)	2,100,000	2,004,975
5.750%, 10/18/16	2,500,000	2,593,905

		106,307,873

Commercial Banks (2.5%)
American Express Bank FSB 0.384%, 6/12/12(l)^	3,500,000	3,406,295
5.550%, 10/17/12	1,500,000	1,604,143
American Express Centurion Bank 0.293%, 4/19/10(l)	459,000	458,552
Banco Bilbao Vizcaya Argentaria S.A./Puerto Rico 0.262%, 5/25/12(l)	1,700,000	1,699,108
Bank of America Corp. 6.250%, 4/15/12	20,000,000	21,426,340
BB&T Corp. 3.850%, 7/27/12	3,000,000	3,105,165
JPMorgan Chase Bank N.A. 0.584%, 6/13/16(l)	5,700,000	5,196,302

	Principal Amount	Value (Note 1)

SunTrust Bank/Georgia 3.000%, 11/16/11	$20,000,000	$20,636,920
Union Planters Corp. 7.750%, 3/1/11	1,000,000	994,248
Wachovia Corp. 0.374%, 3/15/11(l)	3,250,000	3,241,394
0.413%, 4/23/12(l)	5,000,000	4,930,225
Wells Fargo & Co. 0.384%, 1/12/11(l)	5,000,000	4,997,200

		71,695,892

Consumer Finance (2.3%)
American General Finance Corp. 4.875%, 5/15/10	2,000,000	1,972,336
American Honda Finance Corp. 1.003%, 6/20/11(l)§	19,600,000	19,601,587
HSBC Finance Corp. 0.524%, 5/10/10(l)	1,600,000	1,599,496
5.500%, 4/15/11	1,925,000	2,001,919
0.485%, 8/9/11(l)	18,650,000	18,290,670
0.552%, 4/24/12(l)	2,400,000	2,314,762
5.900%, 6/19/12	2,500,000	2,671,470
0.634%, 7/19/12(l)	1,000,000	964,314
0.534%, 1/15/14(l)	11,200,000	10,510,450
International Lease Finance Corp. 0.684%, 1/15/10(l)	4,100,000	4,089,373

		64,016,377

Diversified Financial Services (8.0%)
American Express Travel Related Services Co., Inc.
0.435%, 6/1/11(l)	100,000	98,306
BA Covered Bond Issuer 5.500%, 6/14/12§	8,800,000	9,388,368
Caterpillar Financial Services Corp. 1.001%, 6/24/11(l)	18,900,000	19,056,303
Citigroup, Inc. 6.500%, 1/18/11	8,900,000	9,306,864
0.361%, 5/18/11(l)	21,413,000	21,047,137
6.000%, 2/21/12	8,950,000	9,448,515
0.379%, 3/16/12(l)	5,285,000	5,093,509
5.300%, 10/17/12	1,000,000	1,041,743
General Electric Capital Corp. 0.323%, 3/15/12(l)	10,000,000	9,694,460
0.505%, 12/7/12(l)	13,600,000	13,695,010
0.253%, 12/21/12(l)	40,000,000	40,015,080
1.167%, 5/22/13(l)	10,800,000	10,596,733
6.375%, 11/15/67(l)	10,900,000	9,455,750
John Deere Capital Corp. 1.006%, 6/10/11(l)	23,600,000	23,820,849
JPMorgan Chase & Co. 0.501%, 12/26/12(l)	25,000,000	25,231,650
National Rural Utilities Cooperative Finance Corp.
1.065%, 7/1/10(l)	19,000,000	19,065,417

		226,055,694

Insurance (1.6%)
American International Group, Inc. 5.375%, 10/18/11	1,000,000	993,121
Metropolitan Life Global Funding I 1.001%, 6/25/10(l)§	11,100,000	11,113,875

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

2.157%, 6/10/11(l)§	$1,200,000	$1,223,986
0.493%, 8/13/12(l)§	1,930,000	1,894,314
Pacific Life Global Funding 5.150%, 4/15/13§	1,200,000	1,253,876
Pricoa Global Funding I 1.055%, 6/4/10(l)§	8,600,000	8,604,541
0.381%, 1/30/12(l)§	9,800,000	9,533,136
4.625%, 6/25/12§	3,400,000	3,520,462
0.381%, 6/26/12(l)§	2,000,000	1,936,292
5.400%, 10/18/12§	5,300,000	5,530,969

		45,604,572

Real Estate Investment Trusts (REITs) (0.0%)
Simon Property Group LP 4.600%, 6/15/10	1,000,000	1,014,806

Thrifts & Mortgage Finance (0.5%)
Sovereign Bancorp, Inc. 0.479%, 3/23/10(l)	13,875,000	13,869,741

Total Financials		528,564,955

Information Technology (0.7%)
Computers & Peripherals (0.7%)
Hewlett-Packard Co. 1.306%, 5/27/11(l)	18,600,000	18,854,150

Total Information Technology		18,854,150

Telecommunication Services (0.9%)
Wireless Telecommunication Services (0.9%)
Cellco Partnership/Verizon Wireless Capital LLC 2.869%, 5/20/11(l)	22,050,000	22,798,289
3.750%, 5/20/11	920,000	948,673

Total Telecommunication Services		23,746,962

Utilities (0.3%)
Electric Utilities (0.0%)
Nevada Power Co., Series L
5.875%, 1/15/15	150,000	160,972

Gas Utilities (0.3%)
Florida Gas Transmission Co. LLC 7.625%, 12/1/10§	5,000,000	5,249,750
NGPL Pipeco LLC 6.514%, 12/15/12§	3,850,000	4,184,507

		9,434,257

Total Utilities		9,595,229

Total Corporate Bonds		613,541,753

Government Securities (50.1%)
Agency ABS (6.9%)
Federal Home Loan Bank 0.880%, 1/20/11	10,000,000	10,013,490
0.950%, 2/3/11	25,000,000	25,081,050
0.700%, 4/18/11	10,000,000	9,987,400
0.080%, 5/26/11(l)	30,000,000	29,988,330
0.250%, 5/27/11(l)	1,300,000	1,298,370

	Principal Amount	Value (Note 1)

Federal Home Loan Mortgage Corp. 0.100%, 11/9/11(l)	$50,000,000	$49,896,250
Federal National Mortgage Association 6.625%, 11/15/10	10,000,000	10,529,520
4.150%, 1/13/12	8,500,000	8,508,364
0.351%, 6/29/12(l)	5,000,000	4,996,525
Small Business Administration Series 2008-P10A 5.902%, 2/10/18	901,234	947,339
Small Business Administration Participation Certificates Series 2003-20I 5.130%, 9/1/23	27,932	29,349
Series 2004-20C 4.340%, 3/1/24	178,261	182,918
Series 2005-20B 4.625%, 2/1/25	199,212	206,351
Series 2008-20A 5.170%, 1/1/28	5,894,833	6,244,335
Series 2008-20D 5.370%, 4/1/28	7,802,814	8,268,313
Series 2008-20G 5.870%, 7/1/28	13,218,749	14,285,280
Series 2008-20H 6.020%, 8/1/28	12,885,989	14,049,963

		194,513,147

Agency CMO (0.9%)
Federal Home Loan Mortgage Corp. 5.500%, 5/15/16	469,357	475,620
4.500%, 5/15/17	60,819	62,909
5.000%, 1/15/18	116,979	120,977
0.463%, 2/15/19(l)	6,148,066	6,086,257
0.383%, 7/15/19(l)	3,015,173	3,008,321
5.000%, 2/15/20	771,910	799,286
5.000%, 8/15/20	366,564	385,460
0.383%, 10/15/20(l)	2,852,538	2,844,170
5.000%, 5/15/27	1,843,316	1,878,343
6.500%, 4/15/29	43,066	46,767
0.583%, 12/15/29(l)	5,479	5,422
0.583%, 12/15/30(l)	47,878	47,931
6.500%, 7/25/43	14,045	14,887
1.832%, 10/25/44(l)	1,320,901	1,260,656
1.832%, 2/25/45(l)	1,663,130	1,537,172
Federal National Mortgage Association 3.855%, 5/25/35(l)	728,451	705,482
0.291%, 12/25/36(l)	171,735	149,238
0.431%, 10/27/37(l)†	6,700,000	6,365,000
0.581%, 5/25/42(l)	105,771	89,288
5.950%, 2/25/44	183,489	184,883

		26,068,069

Municipal Bonds (0.3%)
City of New York, New York General Obligation Unlimited 0.784%, 1/15/10(l)	4,240,000	4,239,237
Dallas Area Rapid Transit 6.249%, 12/1/34	700,000	699,160

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

State of Texas 4.750%, 4/1/37	$1,100,000	$1,098,251
Tobacco Settlement Finance Authority of West Virginia 7.467%, 6/1/47	1,340,000	1,070,339

		7,106,987

U.S. Government Agencies (39.2%)
Federal Home Loan Bank 0.480%, 10/25/10	14,000,000	13,990,900
0.850%, 1/20/11	30,000,000	30,071,700
Federal Home Loan Mortgage Corp. 0.141%, 2/1/11(l)	51,033,000	50,996,767
0.350%, 4/1/11(l)	93,360,000	93,492,851
0.334%, 4/7/11(l)#	178,870,000	179,105,214
1.750%, 4/20/11	3,500,000	3,512,313
0.189%, 5/4/11(l)^	526,753,000	527,219,176
2.990%, 11/1/23(l)	6,065	6,273
4.879%, 3/1/35(l)	583,700	609,389
4.856%, 10/1/35(l)	278,246	288,910
5.086%, 10/1/35(l)	338,356	352,589
4.810%, 11/1/35(l)	291,534	302,368
6.703%, 7/1/36(l)	4,111,015	4,376,620
6.608%, 9/1/36(l)	4,124,636	4,322,041
6.611%, 10/1/36(l)	5,032,069	5,275,455
5.500%, 1/15/40 TBA	1,000,000	1,047,890
Federal National Mortgage Association
2.000%, 2/11/11	1,820,000	1,823,251
1.750%, 4/15/11	10,000,000	10,030,460
5.000%, 1/1/17	23,406	24,643
5.000%, 2/1/18	148,842	157,011
5.000%, 7/1/23	317,968	333,680
6.000%, 2/1/32	24,015	25,693
6.000%, 9/1/32	522,839	558,723
6.000%, 1/1/33	6,497,463	6,937,311
2.998%, 11/1/34(l)	370,581	386,407
4.389%, 1/1/35(l)	81,193	83,208
3.419%, 7/1/35(l)	381,730	393,706
5.624%, 12/1/35(l)	758,653	799,608
6.000%, 2/1/36	878,616	935,211
5.698%, 3/1/36(l)	974,029	1,029,050
5.750%, 3/1/36(l)	1,087,435	1,151,037
6.000%, 6/1/36	88,261	93,891
5.500%, 9/1/36	250,853	263,787
6.000%, 9/1/36	19,323	20,538
6.000%, 12/1/36	180,142	191,464
6.000%, 1/1/37	288,277	306,395
6.000%, 3/1/37	2,097,485	2,229,315
6.000%, 5/1/37	195,655	208,105
6.000%, 6/1/37	324,939	345,057
6.000%, 8/1/37	18,310,698	19,432,944
6.000%, 9/1/37	19,018,423	20,184,045
6.000%, 10/1/37	6,286,635	6,671,937
6.000%, 11/1/37	56,366,525	59,815,065
6.000%, 12/1/37	13,115,590	13,915,334
5.500%, 2/1/38	81,564	85,591
6.000%, 2/1/38	41,156	43,679
6.000%, 3/1/38	6,961,045	7,385,506
6.000%, 4/1/38	6,855,158	7,273,163
6.000%, 5/1/38	896,867	951,274
6.000%, 8/1/38	5,440,349	5,770,383
6.000%, 9/1/38	197,256	209,223

	Principal Amount	Value (Note 1)

6.000%, 10/1/38	$12,153,031	$12,894,106
6.000%, 11/1/38	7,473,795	7,929,934
6.000%, 12/1/38	828,853	879,135
1.832%, 3/1/44(l)	734,327	736,440
1.832%, 7/1/44(l)	17,650	17,694
1.828%, 10/1/44(l)	87,287	87,501
5.000%, 1/25/40 TBA	1,000,000	1,022,578
Government National Mortgage Association
6.500%, 10/15/31	1,203	1,299
6.000%, 8/15/32	83,184	89,052
6.000%, 2/15/33	107,645	115,369
6.000%, 10/15/33	9,804	10,483
6.000%, 1/15/34	47,153	50,421
Small Business Administration
Series P10A 4.504%, 2/1/14	43,347	44,773

		1,108,914,936

U.S. Treasuries (2.8%)
U.S. Treasury Notes
1.125%, 6/30/11	807,000	810,278
2.375%, 10/31/14	80,400,000	79,526,856

		80,337,134

Total Government Securities		1,416,940,273

Total Long-Term Debt Securities (82.1%) (Cost $2,320,465,926)		2,322,749,800

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCK:
Financials (0.0%)
Commercial Banks (0.0%)
Wells Fargo & Co. 7.500%	1,100	1,009,800

Total Convertible Preferred Stocks (0.0%)
(Cost $1,100,000)		1,009,800

COMMON STOCK:
Financials (0.0%)
Capital Markets (0.0%)
BlackRock, Inc* (Cost $790)	4	929

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (17.2%)
Federal Home Loan Bank
0.01%, 1/8/10(o)(p)	$4,800,000	4,799,990
0.01%, 1/15/10(o)(p)	9,700,000	9,699,942
0.02%, 1/22/10(o)(p)	4,400,000	4,399,956
0.03%, 2/3/10(o)(p)	14,600,000	14,599,635
0.03%, 2/19/10(o)(p)	55,900,000	55,897,876
Federal Home Loan Mortgage Corp.
0.02%, 1/25/10(o)(p)	10,000,000	9,999,880
0.03%, 2/23/10(o)(p)	2,900,000	2,899,878
0.05%, 3/2/10(o)(p)	3,500,000	3,499,723
0.05%, 3/5/10(o)(p)	2,800,000	2,799,767
0.05%, 3/8/10(o)(p)	3,300,000	3,299,710

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

0.05%, 3/16/10(o)(p)	$3,400,000	$3,399,663
0.05%, 3/24/10(o)(p)	31,500,000	31,496,535
0.10%, 4/7/10(o)(p)	4,800,000	4,798,762
0.10%, 4/19/10(o)(p)	11,200,000	11,196,730
0.10%, 4/26/10(o)(p)	23,000,000	22,992,870
0.12%, 5/17/10(o)(p)	50,000,000	49,977,850
Federal National Mortgage Association
0.03%, 2/1/10(o)(p)	1,400,000	1,399,968
0.03%, 2/3/10(o)(p)	4,800,000	4,799,880
0.03%, 2/4/10(o)(p)	53,500,000	53,498,609
0.03%, 2/5/10(o)(p)	1,500,000	1,499,959
0.03%, 2/17/10(o)(p)	600,000	599,978
0.03%, 2/23/10(o)(p)	12,100,000	12,099,516
0.05%, 3/10/10(o)(p)	4,900,000	4,899,559
0.05%, 3/17/10(o)(p)	1,200,000	1,199,880
0.10%, 4/7/10(o)(p)	45,574,000	45,562,151
0.10%, 4/14/10(o)(p)	32,910,000	32,900,851
0.12%, 5/5/10(o)(p)	73,050,000	73,020,561
U.S. Treasury Bills
0.06%, 4/1/10(p)	1,000,000	999,855
0.08%, 4/8/10#(p)	17,600,000	17,596,322

Total Government Securities		485,835,856

Short-Term Investments of Cash Collateral for Securities Loaned (1.7%)
Goldman Sachs & Co., Repurchase Agreement 0.01%, 1/4/10(v)	17,876,500	17,876,500
MassMutual Global Funding II 0.40%, 3/26/10(l)	13,000,000	12,963,717
Monumental Global Funding Ltd. 0.31%, 5/24/10(l)	13,000,000	12,880,595
Principal Life Income Fund Trust 29 0.40%, 3/22/10(l)	4,000,000	3,953,940

Total Short-Term Investments of Cash Collateral for Securities Loaned		47,674,752

Time Deposit (0.0%)
JPMorgan Chase Nassau 0.000%, 1/4/10	794,582	794,582

Total Short-Term Investments (18.9%) (Cost/Amortized Cost $534,434,630)		534,305,190

Total Investments Before Options Written and Securities Sold Short (101.0%) (Cost/Amortized Cost $2,856,001,346)		2,858,065,719

	Number of Contracts	Value (Note 1)
OPTIONS WRITTEN:
Call Options Written (0.0%)
10 Year U.S. Treasury Notes
February 2010 @ $117.50*	(4)	(1,500)
February 2010 @ $120.00*	(2,304)	(108,000)
February 2010 @ $119.00*	(58)	(1,812)

		(111,312)

Put Options Written (-0.1%)
10 Year U.S. Treasury Notes
February 2010 @ $114.00*	(4)	(2,438)
February 2010 @ $115.00*	(2,223)	(2,153,531)
February 2010 @ $116.00*	(850)	(1,221,875)
February 2010 @ $116.00*	(728)	(796,250)

		(4,174,094)

Number of Contracts		Value (Note 1)

Total Options Written (-0.1%) (Premiums Received $2,716,713)		$(4,285,406)

Total Investments Before Securities Sold Short (100.9%) (Cost/Amortized Cost $2,853,284,633)		2,853,780,313

Principal Amount		Value (Note 1)
SECURITIES SOLD SHORT:
U.S. Government Agency (-6.2%)
Federal National Mortgage Association 6.000%, 1/25/40 TBA	$(79,000,000)	(83,678,285)
6.000%, 2/25/40 TBA	(86,000,000)	(90,827,421)

		(174,505,706)

Financials (0.0%)
Capital Markets (0.0%)
Teton Advisors, Inc., Class B*†	(97)	(1,473)

Total Securities Sold Short (-6.2%)
(Proceeds Received $174,686,797)		(174,507,179)

Total Investments after Options Written and Securities Sold Short (94.7%) (Cost/Amortized Cost $2,678,597,836)		2,679,273,134
Other Assets Less Liabilities (5.3%)		150,077,484

Net Assets (100%)		$2,829,350,618

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $6,363,527 or 0.2% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2009, the market value of these securities amounted to $108,835,374 or 3.8% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $8,726,485.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2009.
(p)	Yield to maturity.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Government National Mortgage Association, 2.750% - 15.000%, maturing 2/15/10 to 12/20/39, which had a total value of $18,234,030.

Glossary:

ABS	— Asset-Backed Security
CMO	— Collateralized Mortgage Obligation
TBA	— Security is subject to delayed delivery.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
EURODollar	500	December-10	$123,006,250	$123,087,500	$81,250

Sales
U.S. 10 Year Treasury Notes	103	March-10	$12,312,524	$11,891,672	$420,852

					$502,102

At December 31, 2009, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Philippine Peso vs. U.S. Dollar, expiring 12/24/10	12,100	$253,449	$270,331	$(16,882)
Singapore Dollar vs. U.S. Dollar, expiring 12/24/10	4,577	3,250,880	3,316,912	(66,032)

				$(82,914)

Foreign Currency Sell Contracts	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Philippine Peso vs. U.S. Dollar, expiring 12/24/10	12,100	$250,362	$253,449	$(3,087)
Singapore Dollar vs. U.S. Dollar, expiring 12/24/10	4,577	3,209,225	3,250,880	(41,655)

				$(44,742)

				$(127,656)

Options Written:

Options written through the year ended December 31, 2009 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding — January 1, 2009	145	$24,190
Options Written	16,552	9,318,939
Options Terminated in Closing Purchase Transactions	(4,324)	(3,576,436)
Options Expired	(6,202)	(3,049,980)
Options Exercised	—	—

Options Outstanding — December 31, 2009	6,171	$2,716,713

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$202,112,979	$—	$202,112,979
Non-Agency CMO	—	89,455,475	—	89,455,475
Common Stocks
Financials	929	—	—	929
Convertible Bonds
Government Securities	—	699,320	—	699,320
Convertible Preferred Stocks
Financials	1,009,800	—	—	1,009,800
Corporate Bonds
Consumer Discretionary	—	6,283,985	—	6,283,985
Consumer Staples	—	8,942,402	—	8,942,402
Energy	—	17,554,070	—	17,554,070
Financials	—	528,564,955	—	528,564,955
Information Technology	—	18,854,150	—	18,854,150
Telecommunication Services	—	23,746,962	—	23,746,962
Utilities	—	9,595,229	—	9,595,229
Futures	502,102	—	—	502,102
Government Securities
Agency ABS	—	194,513,147	—	194,513,147
Agency CMO	—	19,703,069	6,365,000	26,068,069
Municipal Bonds	—	7,106,987	—	7,106,987
U.S. Government Agencies	—	1,108,914,936	—	1,108,914,936
U.S. Treasuries	—	80,337,134	—	80,337,134
Short-Term Investments	—	534,305,190	—	534,305,190

Total Assets	$1,512,831	$2,850,689,990	$6,365,000	$2,858,567,821

Liabilities:
Common Stocks
Financials	$—	$—	$(1,473)	$(1,473)
Forward Currency Contracts	—	(127,656)	—	(127,656)
Government Securities
U.S. Government Agencies	—	(174,505,706)	—	(174,505,706)
Written Options	(4,285,406)	—	—	(4,285,406)

Total Liabilities	$(4,285,406)	$(174,633,362)	$(1,473)	$(178,920,241)

Total	$(2,772,575)	$2,676,056,628	$6,363,527	$2,679,647,580

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-ABS	Investments in Securities-Financials
Balance as of 12/31/08	$—	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	6,365,000	1,489
Balance as of 12/31/09	$6,365,000	$1,489

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$(16,057)

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$502,102	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$502,102

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$(4,285,406	)*
Foreign exchange contracts	Payables	(127,656)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(4,413,062)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$5,941,999	$29,772,339	$—	$—	$35,714,338
Foreign exchange contracts	—	—	(1,296,745)	—	(1,296,745)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$5,941,999	$29,772,339	$(1,296,745)	$—	$34,417,593

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$(1,355,611)	$(26,151,427)	$—	$—	$(27,507,038)
Foreign exchange contracts	—	—	1,849,609	—	1,849,609
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$(1,355,611)	$(26,151,427)	$1,849,609	$—	$(25,657,429)

The Portfolio held futures and written options contracts with an average notional balance of approximately $344,668,000 and $1,093,000, respectively, during the year ended December 31, 2009. For the three months during the year ended December 31, 2009 when the Portfolio held forward foreign currency contracts, the average settlement value was approximately $19,262,000. On December 31, 2009, the Portfolio no longer held forward foreign currency contracts.

^ This Portfolio held forward foreign currency and written option contracts to gain an economic hedge against changes in the values of securities held in the portfolio, that do not qualify for hedge accounting under ASC 815. The Portfolio also held those contracts and futures contracts to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks, long-term corporate debt securities and short positions	$2,623,471,596
Long-term U.S. Treasury securities	3,638,893,895

$6,262,365,491

Net Proceeds of Sales and Redemptions:
Stocks, long-term corporate debt securities and short positions	$1,453,466,485
Long-term U.S. Treasury securities	5,564,378,160

$7,017,844,645

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$17,143,397
Aggregate gross unrealized depreciation	(21,449,555)

Net unrealized appreciation	$(4,306,158)

Federal income tax cost of investments	$2,862,371,877

At December 31, 2009, the Portfolio had loaned securities with a total value of $46,940,866. This was secured by collateral of $47,876,500, which was received as cash and subsequently invested in short-term investments currently valued at $47,674,752, as reported in the Portfolio of Investments.

The Portfolio has a net capital loss carryforward of $259,362,578 of which $4,546,511 expires in the year 2013, $7,880,586 expires in the year 2015, $131,902,909 expires in the year 2016 and $115,032,572 expires in the year 2017.

Included in the capital loss carryforward amounts are $144,330,006 of losses acquired from EQ/Short Duration Bond as a result of a tax free reorganization that occurred during the year 2009. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $2,856,001,346) (Securities on loan at market value $46,940,866)	$2,858,065,719
Cash held as collateral at broker	460,301
Foreign cash (Cost $61,730)	64,836
Receivable for forward commitments	276,204,727
Receivable for securities sold	20,072,530
Dividends, interest and other receivables	6,245,883
Receivable from Separate Accounts for Trust shares sold	1,940,009
Other assets	9,029

Total assets	3,163,063,034

LIABILITIES
Overdraft payable	114
Securities sold short (Proceeds received $174,686,797)	174,507,179
Payable for forward commitments	103,859,102
Payable for return of cash collateral on securities loaned	47,876,500
Options written, at value (Premiums received $2,716,713)	4,285,406
Investment management fees payable	1,314,354
Payable to Separate Accounts for Trust shares redeemed	462,482
Distribution fees payable - Class IB	354,508
Administrative fees payable	245,013
Unrealized depreciation on forward foreign currency contracts	127,656
Variation margin payable on futures contracts	41,016
Trustees’ fees payable	1,326
Payable for securities purchased	790
Accrued expenses	636,970

Total liabilities	333,712,416

NET ASSETS	$2,829,350,618

Net assets were comprised of:
Paid in capital	$3,096,607,082
Accumulated undistributed net investment income (loss)	244,310
Accumulated undistributed net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(268,553,624)
Unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	1,052,850

Net assets	$2,829,350,618

Class IA
Net asset value, offering and redemption price per share, $1,156,322,360 / 116,830,091 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.90

Class IB
Net asset value, offering and redemption price per share, $1,673,028,258 / 168,869,276 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.91

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Interest	$40,376,735
Dividends	82,535
Securities lending (net)	11,841

Total income	40,471,111

EXPENSES
Investment management fees	11,893,538
Distribution fees - Class IB	3,399,070
Administrative fees	2,527,681
Printing and mailing expenses	699,894
Recoupment fees	535,120
Custodian fees	80,000
Trustees’ fees	61,963
Professional fees	53,345
Miscellaneous	101,909

Total expenses	19,352,520

NET INVESTMENT INCOME (LOSS)	21,118,591

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	131,011,818
Futures	29,772,339
Foreign currency transactions	(2,350,378)
Options written	5,941,999
Securities sold short	(6,017,683)

Net realized gain (loss)	158,358,095

Change in unrealized appreciation (depreciation) on:
Securities	23,614,975
Futures	(26,151,427)
Foreign currency translations	1,774,739
Options written	(1,572,039)
Securities sold short	1,753,061

Net change in unrealized appreciation (depreciation)	(580,691)

NET REALIZED AND UNREALIZED GAIN (LOSS)	157,777,404

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$178,895,995

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$21,118,591	$59,514,621
Net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	158,358,095	(158,214,566)
Net change in unrealized depreciation on investments, securities sold short, options written, futures and foreign currency translations	(580,691)	(27,021,893)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	178,895,995	(125,721,838)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(13,724,474)	(29,332,499)
Class IB	(15,713,523)	(31,903,109)

	(29,437,997)	(61,235,608)

Distributions from net realized capital gains
Class IA	(2,924,595)	(53,889,293)
Class IB	(3,422,518)	(61,541,644)

	(6,347,113)	(115,430,937)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(35,785,110)	(176,666,545)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 15,815,090 and 42,425,602 shares, respectively ]	153,684,039	453,974,806
Capital shares issued in connection with merger (Note 8) [ 1,639,735 and 0 shares, respectively ]	16,322,751	—
Capital shares issued in reinvestment of dividends and distributions [ 1,681,897 and 8,647,913 shares, respectively ]	16,649,069	83,221,792
Capital shares repurchased [ (4,981,983) and (15,360,224) shares, respectively ]	(49,220,072)	(152,666,718)

Total Class IA transactions	137,435,787	384,529,880

Class IB
Capital shares sold [ 58,703,243 and 94,316,967 shares, respectively ]	574,366,470	1,010,750,270
Capital shares issued in connection with merger (Note 8) [ 36,702,282 and 0 shares, respectively ]	365,091,110	—
Capital shares issued in reinvestment of dividends and distributions [ 1,931,486 and 9,718,927 shares, respectively ]	19,136,041	93,444,753
Capital shares repurchased [ (49,163,928) and (38,823,606) shares, respectively ]	(482,734,310)	(403,679,227)

Total Class IB transactions	475,859,311	700,515,796

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	613,295,098	1,085,045,676

TOTAL INCREASE (DECREASE) IN NET ASSETS	756,405,983	782,657,293
NET ASSETS:
Beginning of year	2,072,944,635	1,290,287,342

End of year (a)	$2,829,350,618	$2,072,944,635

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$244,310	$(8,249,037)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO(ii)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		March 30, 2007* to December 31, 2007
Class IA	2009	2008
Net asset value, beginning of period	$9.28	$10.53	$10.06

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.34 (e)	0.34 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.67	(0.71)	0.51

Total from investment operations	0.77	(0.37)	0.85

Less distributions:
Dividends from net investment income	(0.12)	(0.31)	(0.29)
Distributions from net realized gains	(0.03)	(0.57)	(0.09)

Total dividends and distributions	(0.15)	(0.88)	(0.38)

Net asset value, end of period	$9.90	$9.28	$10.53

Total return (b)	8.25%	(3.74)%	8.72%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,156,322	$952,328	$705,347
Ratio of expenses to average net assets:
After waivers (a)	0.65%	0.66%	0.65%
Before waivers (a)	0.65%	0.68%	0.69%
Ratio of net investment income to average net assets:
After waivers (a)	1.01%	3.20%	4.45%
Before waivers (a)	1.01%	3.18%	4.40%
Portfolio turnover rate	246%	1,056%	1,088%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$—	$— #	$— #

	Year Ended December 31,
Class IB	2009	2008	2007		2006	2005
Net asset value, beginning of year	$9.28	$10.54	$9.76		$10.14	$10.31

Income (loss) from investment operations:
Net investment income (loss)	0.07 (e)	0.31 (e)	0.43	(e)	0.43 (e)	0.34 (e)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.68	(0.71)	0.70		(0.41)	(0.26)

Total from investment operations	0.75	(0.40)	1.13		0.02	0.08

Less distributions:
Dividends from net investment income	(0.09)	(0.29)	(0.26)		(0.35)	(0.22)
Distributions from net realized gains	(0.03)	(0.57)	(0.09)		(0.05)	(0.03)

Total dividends and distributions	(0.12)	(0.86)	(0.35)		(0.40)	(0.25)

Net asset value, end of year	$9.91	$9.28	$10.54		$9.76	$10.14

Total return	8.09%	(4.07)%	11.43%		0.44%	0.77%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,673,028	$1,120,616	$584,940		$375,504	$217,873
Ratio of expenses to average net assets:
After waivers	0.90%	0.91%	0.90%		0.70%	0.65%
Before waivers	0.90%	0.93%	0.94	%(c)	0.95%	0.96%
Ratio of net investment income to average net assets:
After waivers	0.75%	2.91%	4.27%		4.20%	3.31%
Before waivers	0.75%	2.89%	4.21%		3.95%	3.00%
Portfolio turnover rate	246%	1,056%	1,088%		1,040%	1,249%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—	$— #	$0.01		$0.03	$0.03

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(ii)	On September 11, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Short Duration Bond Portfolio and AXA Rosenberg Value Long/Short Equity Portfolio that had comparable investment objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/PIMCO Ultra Short Bond Portfolio.

See Notes to Financial Statements.

EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	AllianceBernstein L.P.

➢	AXA Equitable Life Insurance Company

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares	6.34%	2.13%	4.57%	4.72%
Portfolio – IB Shares*	6.09	1.87	4.32	4.47
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	6.33	6.05

*   Date of inception 7/8/98. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 10/1/93

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 6.34% for the year ended December 31, 2009. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 5.93% over the same period.

Asset Class Overview

Policy responses to the financial crisis and economic downturn that began in the second half of 2008 helped to stabilize the global economy in 2009. Interest rates generally rose in the fourth quarter and for the full year as investors’ risk appetites revived, crimping demand for Treasuries and other sovereign bonds. The Barclays Capital U.S. Aggregate Bond Index, a widely used index of U.S. high-grade bonds, returned 0.20 percent during the fourth quarter and 5.93 percent for all of 2009.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

Investment-grade corporate overweight and security selection

•	Exposure to high yield instruments aided the Portfolio’s performance.

•	An overweight to the CMBS sector was additive.

•	The Portfolio was underweight to government and mortgage securities which helped relative returns.

What hurt performance during the year:

•	Security selection in the CMBS sector held back relative returns.

Portfolio Characteristics
as of December 31, 2009
Weighted Average Life (Years)	6.6
Weighted Average Coupon (%)	5.0
Weighted Average Modified Duration (Years)*	4.5
Weighted Average Rating	AA
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/2009	% of Net Assets
Government Securities	67.4%
Corporate Bonds	26.0
Asset-Backed and Mortgage-Backed Securities	5.5
Preferred Stocks	0.0 #
Cash and Other	1.1

Total	100.0%

# Less than 0.1%

EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,042.00	$3.04
Hypothetical (5% average return before expenses)	1,000.00	1,022.23	3.01
Class IB
Actual	1,000.00	1,041.70	4.32
Hypothetical (5% average return before expenses)	1,000.00	1,020.97	4.28

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.59% and 0.84% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (5.5%)
Asset-Backed Securities (0.7%)
AEP Texas Central Transition Funding LLC,
Series 2002-1 A5 6.250%, 1/15/17	$175,000	$196,677
Bayview Financial Acquisition Trust,
Series 2005-D AF2 5.402%, 12/28/35(l)	718,795	680,208
Capital One Multi-Asset Execution Trust,
Series 2005-A7 A7 4.700%, 6/15/15	500,000	527,885
Series 2007-A7 A7 5.750%, 7/15/20	125,000	134,437
Chase Issuance Trust,
Series 2007-A1 A1 0.253%, 3/15/13(l)	3,834,000	3,818,557
Series 2007-A17 A 5.120%, 10/15/14	1,500,000	1,611,253
Series 2008-A9 A9 4.260%, 5/15/13	750,000	779,795
Citibank Credit Card Issuance Trust,
Series 2003-A10 A10 4.750%, 12/10/15	200,000	211,069
Series 2003-A7 A7 4.150%, 7/7/17	300,000	303,595
Series 2004-A8 A8 4.900%, 12/12/16	700,000	737,655
Series 2005-A4 A4 4.400%, 6/20/14	600,000	629,971
Series 2006-A3 A3 5.300%, 3/15/18	1,000,000	1,062,879
Series 2007-A8 A8 5.650%, 9/20/19	125,000	134,015
Series 2009-A4 A4 4.900%, 6/23/16	250,000	264,481
Series 2009-A5 A5 2.250%, 12/23/14	3,190,000	3,158,359
CitiFinancial Mortgage Securities, Inc.,
Series 2003-1 AFPT 3.360%, 1/25/33(e)	457,017	387,621
Daimler Chrysler Auto Trust,
Series 2007-A A4 5.280%, 3/8/13	200,000	210,347
DB Master Finance LLC,
Series 2006-1 A2 5.779%, 6/20/31§	600,000	570,000
Ford Credit Auto Owner Trust,
Series 2007-B A4A 5.240%, 7/15/12	100,000	104,848
Home Equity Mortgage Trust,
Series 2005-4 A3 4.742%, 1/25/36(e)	19,123	18,771
MBNA Credit Card Master Note Trust,
Series 2005-A9 A9 0.273%, 4/15/13(l)	4,185,000	4,158,347
Nissan Auto Receivables Owner Trust,
Series 2007-B A4 5.160%, 3/17/14	750,000	783,880
Series 2008-A A4 4.280%, 6/16/14	500,000	519,529

	Principal Amount	Value (Note 1)

Option One Mortgage Loan Trust,
Series 2006-3 M1 0.461%, 2/25/37(l)	$2,915,000	$22,137
PG&E Energy Recovery Funding LLC,
Series 2005-1 A5 4.470%, 12/25/14	200,000	211,568
Residential Asset Securities Corp.,
Series 2003-KS3 A2 0.831%, 5/25/33(l)	182,900	111,518
USAA Auto Owner Trust,
Series 2007-2 A4 5.070%, 6/15/13	450,000	469,124
Series 2008-1 A4 4.500%, 10/15/13	800,000	834,467

		22,652,993

Non-Agency CMO (4.8%)
Banc of America Commercial Mortgage, Inc.,
Series 2004-6 A3 4.512%, 12/10/42	2,000,000	2,004,729
Series 2006-5 A4 5.414%, 9/10/47	2,815,000	2,644,790
Series 2006-6 A2 5.309%, 10/10/45	1,000,000	1,009,437
Series 2006-6 A4 5.356%, 10/10/45	520,000	477,721
Series 2007-2 A4 5.689%, 4/10/49(l)	2,150,000	1,780,277
Series 2007-3 A4 5.658%, 6/10/49(l)	1,200,000	1,036,190
Series 2007-4 A4 5.744%, 2/10/51(l)	1,041,000	900,650
Bear Stearns Alt-A Trust,
Series 2006-1 22A1 5.203%, 2/25/36(l)	2,045,334	1,189,516
Series 2006-3 22A1 5.873%, 5/25/36(l)	857,467	529,452
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2004-T16 A6 4.750%, 2/13/46(l)	1,250,000	1,216,105
Series 2005-PWR7 A2 4.945%, 2/11/41	896,368	896,791
Series 2005-PWR7 A3 5.116%, 2/11/41(l)	2,535,000	2,443,423
Series 2005-PWR8 A4 4.674%, 6/11/41	1,507,000	1,449,518
Series 2006-PW11 A4 5.455%, 3/11/39(l)	2,030,000	1,985,347
Series 2006-PW12 A4 5.719%, 9/11/38(l)	1,240,000	1,191,004
Series 2007-PW16 A4 5.719%, 6/11/40(l)	400,000	352,477
Citigroup Commercial Mortgage Trust, Inc.,
Series 2006-C5 A4 5.431%, 10/15/49	1,337,000	1,248,347
Series 2007-C6 A4 5.700%, 12/10/49(l)	750,000	650,423
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-2 1A4 5.128%, 5/25/35(l)	1,668,976	1,419,671

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Series 2006-AR1 3A1 5.500%, 3/25/36(l)	$2,639,609	$1,709,554
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2007-CD5 A1 5.171%, 11/15/44	305,512	311,286
Commercial Mortgage Pass Through Certificates,
Series 2005-LP5 A4 4.982%, 5/10/43(l)	750,000	733,811
Series 2006-C8 A4 5.306%, 12/10/46	510,000	472,016
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4 A3 5.467%, 9/15/39	4,520,000	3,883,014
CS First Boston Mortgage Securities Corp.,
Series 2001-CK6 A3 6.387%, 8/15/36	484,178	504,385
Series 2002-CKN2 A3 6.133%, 4/15/37	1,000,400	992,382
Series 2004-C1 A4 4.750%, 1/15/37(l)	985,000	975,188
Series 2004-C2 A1 3.819%, 5/15/36	307,056	302,059
Deutsche Mortgage Securities, Inc.,
Series 2005-WF1 1A1 5.158%, 6/26/35(l)§	19,619	19,509
GE Capital Commercial Mortgage Corp.,
Series 2004-C3 A3 4.865%, 7/10/39(l)	521,000	525,613
Series 2007-C1 A4 5.543%, 12/10/49	830,000	714,800
GMAC Commercial Mortgage Securities, Inc.,
Series 2004-C3 A5 4.864%, 12/10/41	2,650,000	2,421,975
Greenwich Capital Commercial Funding Corp.,
Series 2003-C1 A4 4.111%, 7/5/35	1,915,000	1,815,999
Series 2003-C2 A3 4.533%, 1/5/36	5,875,000	5,953,663
Series 2005-GG3 A4 4.799%, 8/10/42(l)	1,125,000	1,098,595
Series 2005-GG5 A41 5.243%, 4/10/37(l)	1,071,500	1,096,160
Series 2007-GG9 A2 5.381%, 3/10/39	5,185,000	5,223,716
Series 2007-GG9 A4 5.444%, 3/10/39	6,025,000	5,164,649
GS Mortgage Securities Corp. II,
Series 2004-GG2 A6 5.396%, 8/10/38(l)	2,000,000	1,982,272
Series 2006-GG6 A4 5.553%, 4/10/38(l)	5,845,000	5,171,743
Series 2006-GG8 A2 5.479%, 11/10/39	500,000	506,862
Indymac Index Mortgage Loan Trust,
Series 2006-AR7 4A1 5.856%, 5/25/36(l)	1,167,951	654,778
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2001-C1 A3 5.857%, 10/12/35	1,250,000	1,292,854

	Principal Amount	Value (Note 1)

Series 2001-CIB2 A3 6.429%, 4/15/35	$1,412,500	$1,462,212
Series 2003-CB7 A4 4.879%, 1/12/38(l)	1,250,000	1,252,378
Series 2005-CB11 A3 5.197%, 8/12/37	1,025,000	1,030,238
Series 2005-CB11 A4 5.335%, 8/12/37(l)	6,190,000	6,154,009
Series 2005-LDP1 A3 4.865%, 3/15/46	625,000	624,160
Series 2005-LDP1 A4 5.038%, 3/15/46(l)	6,301,517	6,179,420
Series 2005-LDP4 A3A1 4.871%, 10/15/42	550,000	551,988
Series 2006-CB14 A4 5.481%, 12/12/44(l)	3,790,000	3,596,942
Series 2006-CB15 A4 5.814%, 6/12/43(l)	2,640,000	2,534,850
Series 2006-CB16 A4 5.552%, 5/12/45	1,039,000	979,986
Series 2007-CB18 A4 5.440%, 6/12/47	5,730,000	4,910,176
Series 2007-LD11 A4 5.818%, 6/15/49(l)	5,755,000	4,997,730
Series 2007-LDPX A3 5.420%, 1/15/49	2,580,000	2,134,706
LB-UBS Commercial Mortgage Trust,
Series 2003-C3 A4 4.166%, 5/15/32	2,810,000	2,747,866
Series 2004-C2 A4 4.367%, 3/15/36	2,115,000	2,040,816
Series 2004-C4 A4 5.224%, 6/15/29(l)	2,985,000	3,002,295
Series 2004-C8 A4 4.510%, 12/15/29	800,000	805,780
Series 2005-C1 A4 4.742%, 2/15/30	5,930,000	5,781,742
Series 2005-C7 A4 5.197%, 11/15/30(l)	400,000	393,482
Series 2006-C7 A3 5.347%, 11/15/38	1,985,000	1,800,236
Series 2007-C1 A4 5.424%, 2/15/40	3,785,000	3,108,938
Series 2007-C6 A4 5.858%, 7/15/40(l)	500,000	433,482
Lehman XS Trust,
Series 2007-4N M1 0.681%, 3/25/47(l)	3,257,152	14,633
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-A8 A1C1 5.250%, 8/25/36(l)	1,031,607	924,318
Merrill Lynch Mortgage Trust,
Series 2004-KEY2 A4 4.864%, 8/12/39(l)	2,000,000	1,966,721
Series 2005-CKI1 A6 5.233%, 11/12/37(l)	2,575,000	2,538,842
Series 2007-C1 A4 5.828%, 6/12/50(l)	950,000	794,689
Series 2008-C1 A3 5.710%, 2/12/51	500,000	480,779

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-2 A4 5.909%, 6/12/46(l)	$805,000	$780,661
Series 2006-3 A4 5.414%, 7/12/46(l)	6,255,000	5,854,380
Series 2007-5 A4 5.378%, 8/12/48	2,300,000	1,714,559
Morgan Stanley Capital I, Inc.,
Series 2005-T17 A5 4.780%, 12/13/41	9,300,000	9,046,818
Series 2006-IQ12 A4 5.332%, 12/15/43	1,816,000	1,639,738
Series 2007-HQ12 A5 5.632%, 4/12/49(l)	825,000	683,391
Series 2007-HQ13 A3 5.569%, 12/15/44	1,437,500	1,145,764
Series 2007-IQ15 A4 5.880%, 6/11/49(l)	2,935,000	2,399,600
Series 2007-T25 A3 5.514%, 11/12/49(l)	975,000	883,718
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27 A3 5.765%, 7/15/45(l)	8,786,372	7,299,197
Series 2007-C31 A2 5.421%, 4/15/47	1,500,000	1,508,248
Series 2007-C33 A4 5.902%, 2/15/51(l)	400,000	351,287
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA1 A1A 1.332%, 2/25/47(l)	2,184,357	1,093,567

		165,597,093

Total Asset-Backed and Mortgage-Backed Securities		188,250,086

Corporate Bonds (26.0%)
Consumer Discretionary (2.2%)
Auto Components (0.0%)
Goodyear Tire & Rubber Co. 9.000%, 7/1/15	900,000	936,000
Automobiles (0.2%)
Daimler Finance N.A. LLC 4.875%, 6/15/10	590,000	599,685
7.750%, 1/18/11	1,439,000	1,529,918
7.300%, 1/15/12	672,000	730,559
6.500%, 11/15/13	800,000	876,988
Volvo Treasury AB 5.950%, 4/1/15§	2,199,000	2,269,179

		6,006,329

Hotels, Restaurants & Leisure (0.3%)
International Game Technology 7.500%, 6/15/19	75,000	81,272
Marriott International, Inc. 5.625%, 2/15/13	3,418,000	3,507,254
McDonald’s Corp. 4.300%, 3/1/13	300,000	317,364
5.350%, 3/1/18	350,000	375,276
6.300%, 10/15/37	250,000	271,133

	Principal Amount	Value (Note 1)

Sheraton Holding Corp. 7.375%, 11/15/15	$1,139,000	$1,177,442
Starwood Hotels & Resorts Worldwide, Inc.
7.875%, 5/1/12	1,189,000	1,282,634
6.250%, 2/15/13	1,450,000	1,495,312
Wyndham Worldwide Corp. 6.000%, 12/1/16	1,605,000	1,495,209
Yum! Brands, Inc. 6.875%, 11/15/37	500,000	540,247

		10,543,143

Household Durables (0.2%)
Fortune Brands, Inc. 3.000%, 6/1/12	2,250,000	2,229,997
4.875%, 12/1/13	642,000	655,759
6.375%, 6/15/14	1,000,000	1,070,955
MDC Holdings, Inc. 5.500%, 5/15/13	1,650,000	1,657,750
Mohawk Industries, Inc. 6.875%, 1/15/16	1,440,000	1,432,800
Toll Brothers Finance Corp. 6.750%, 11/1/19	200,000	195,879
Whirlpool Corp.
8.000%, 5/1/12	115,000	124,591
5.500%, 3/1/13	300,000	308,920
8.600%, 5/1/14	280,000	317,033

		7,993,684

Media (1.3%)
BSKYB Finance UK plc 5.625%, 10/15/15§	1,175,000	1,282,444
CBS Corp.
6.625%, 5/15/11	300,000	314,387
5.625%, 8/15/12	300,000	313,580
8.875%, 5/15/19	2,165,000	2,590,042
Comcast Cable Communications Holdings, Inc.
8.375%, 3/15/13	274,000	315,839
9.455%, 11/15/22	870,000	1,118,946
Comcast Corp.
5.500%, 3/15/11	1,585,000	1,658,658
5.300%, 1/15/14	500,000	533,647
5.900%, 3/15/16	600,000	646,151
6.500%, 1/15/17	600,000	664,238
5.700%, 7/1/19^	200,000	209,809
6.500%, 11/15/35	500,000	518,431
6.450%, 3/15/37	1,000,000	1,031,070
6.950%, 8/15/37	600,000	653,936
6.550%, 7/1/39^	200,000	209,674
COX Communications, Inc.
7.125%, 10/1/12	300,000	333,251
5.450%, 12/15/14	500,000	535,676
CSC Holdings LLC 8.500%, 4/15/14§	890,000	947,850
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4.750%, 10/1/14§	1,370,000	1,396,490
7.625%, 5/15/16	471,000	514,568
Grupo Televisa S.A. 6.625%, 3/18/25	500,000	495,876
Historic TW, Inc. 9.125%, 1/15/13	500,000	580,166

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

News America Holdings, Inc. 9.250%, 2/1/13	$1,080,000	$1,260,085
News America, Inc.
5.300%, 12/15/14	100,000	108,090
6.900%, 3/1/19	500,000	563,382
6.550%, 3/15/33^	695,000	711,842
6.400%, 12/15/35	1,000,000	1,026,839
6.150%, 3/1/37	200,000	198,978
6.650%, 11/15/37	300,000	316,892
Omnicom Group, Inc. 6.250%, 7/15/19	250,000	269,712
Reed Elsevier Capital, Inc.
8.625%, 1/15/19	420,000	511,043
Thomson Reuters Corp.
6.500%, 7/15/18	300,000	339,074
4.700%, 10/15/19	100,000	98,507
Time Warner Cable, Inc.
5.400%, 7/2/12	500,000	534,215
6.200%, 7/1/13	300,000	329,537
7.500%, 4/1/14	1,320,000	1,520,876
3.500%, 2/1/15	250,000	246,986
5.850%, 5/1/17	1,100,000	1,155,742
8.250%, 4/1/19	500,000	595,547
5.000%, 2/1/20	185,000	179,400
6.550%, 5/1/37	300,000	305,699
7.300%, 7/1/38	500,000	554,309
6.750%, 6/15/39	250,000	261,826
Time Warner Entertainment Co. LP
8.375%, 3/15/23	1,250,000	1,480,739
Time Warner, Inc.
6.875%, 5/1/12	500,000	547,372
5.875%, 11/15/16	300,000	323,852
7.625%, 4/15/31^	2,155,000	2,503,308
7.700%, 5/1/32	750,000	880,751
6.500%, 11/15/36^	1,000,000	1,044,140
Turner Broadcasting System, Inc. 8.375%, 7/1/13	1,160,000	1,321,864
Univision Communications, Inc. 12.000%, 7/1/14^§	197,000	216,946
Viacom, Inc.
4.375%, 9/15/14	250,000	257,815
5.625%, 9/15/19	2,440,000	2,547,614
6.875%, 4/30/36	300,000	324,392
Walt Disney Co.
4.500%, 12/15/13	500,000	531,123
6.000%, 7/17/17	500,000	548,740
5.500%, 3/15/19^	1,110,000	1,189,275
WPP Finance UK Corp.
5.875%, 6/15/14	2,445,000	2,524,961
8.000%, 9/15/14	1,907,000	2,168,755

		46,364,957

Multiline Retail (0.1%)
Kohl’s Corp. 6.250%, 12/15/17	300,000	331,955
Nordstrom, Inc. 6.750%, 6/1/14	60,000	67,008
6.250%, 1/15/18	400,000	432,988
Target Corp. 5.125%, 1/15/13	600,000	651,483
6.000%, 1/15/18	300,000	331,106

	Principal Amount	Value (Note 1)

6.500%, 10/15/37	$200,000	$219,307
7.000%, 1/15/38	600,000	700,049

		2,733,896

Specialty Retail (0.1%)
AutoZone, Inc. 5.750%, 1/15/15	250,000	271,125
Home Depot, Inc. 5.400%, 3/1/16	800,000	837,488
5.875%, 12/16/36	250,000	241,314
Lowe’s Cos., Inc. 5.600%, 9/15/12	300,000	329,720
5.500%, 10/15/35	300,000	294,385
6.650%, 9/15/37	150,000	171,088
Staples, Inc. 9.750%, 1/15/14	500,000	609,225
TJX Cos., Inc. 6.950%, 4/15/19	145,000	167,598

		2,921,943

Total Consumer Discretionary		77,499,952

Consumer Staples (1.8%)
Beverages (0.5%)
Anheuser-Busch Cos., Inc. 6.000%, 4/15/11	300,000	316,346
4.950%, 1/15/14	300,000	309,482
Anheuser-Busch InBev Worldwide, Inc.
3.000%, 10/15/12§	1,525,000	1,532,145
4.125%, 1/15/15§	325,000	329,989
5.375%, 1/15/20§	900,000	918,233
6.375%, 1/15/40§	600,000	625,717
Bottling Group LLC 6.950%, 3/15/14	1,765,000	2,030,823
5.125%, 1/15/19	500,000	519,579
Coca-Cola Co. 5.350%, 11/15/17	2,075,000	2,235,237
4.875%, 3/15/19	250,000	260,419
Coca-Cola Enterprises, Inc. 8.500%, 2/1/12	300,000	337,731
7.375%, 3/3/14	500,000	579,799
8.500%, 2/1/22	1,000,000	1,283,616
Diageo Capital plc 7.375%, 1/15/14	1,780,000	2,059,127
5.750%, 10/23/17	300,000	322,854
Diageo Finance B.V. 5.500%, 4/1/13	600,000	646,288
3.250%, 1/15/15	100,000	99,335
Dr. Pepper Snapple Group, Inc. 6.820%, 5/1/18	500,000	560,909
PepsiCo, Inc. 4.650%, 2/15/13	1,325,000	1,415,320
5.000%, 6/1/18	300,000	311,470
7.900%, 11/1/18	600,000	736,353

		17,430,772

Food & Staples Retailing (0.3%)
Costco Wholesale Corp. 5.500%, 3/15/17	300,000	320,185
CVS Caremark Corp. 6.125%, 8/15/16	500,000	538,416

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

5.750%, 6/1/17	$300,000	$316,624
6.600%, 3/15/19	250,000	273,572
6.250%, 6/1/27	200,000	203,390
Delhaize America, Inc. 9.000%, 4/15/31	100,000	128,030
Delhaize Group 5.875%, 2/1/14^	605,000	649,778
Kroger Co. 5.000%, 4/15/13	300,000	317,254
7.500%, 1/15/14	500,000	570,643
3.900%, 10/1/15	200,000	201,092
6.800%, 12/15/18	609,000	676,569
6.150%, 1/15/20	500,000	535,124
Safeway, Inc. 6.350%, 8/15/17	300,000	328,338
5.000%, 8/15/19	500,000	495,835
Sysco Corp. 5.250%, 2/12/18	500,000	522,050
6.625%, 3/17/39	200,000	233,473
Walgreen Co. 4.875%, 8/1/13	300,000	322,154
Wal-Mart Stores, Inc. 4.125%, 2/15/11	600,000	621,508
4.250%, 4/15/13	1,930,000	2,046,315
4.550%, 5/1/13	600,000	639,273
5.800%, 2/15/18	500,000	554,877
7.550%, 2/15/30	500,000	619,528
6.500%, 8/15/37	1,050,000	1,194,878
6.200%, 4/15/38	150,000	165,419

		12,474,325

Food Products (0.5%)
Archer-Daniels-Midland Co. 7.000%, 2/1/31	300,000	341,852
5.375%, 9/15/35	500,000	482,091
Bunge Ltd. Finance Corp. 5.875%, 5/15/13	2,210,000	2,300,440
5.100%, 7/15/15	705,000	698,973
Cadbury Schweppes U.S. Finance LLC
5.125%, 10/1/13§	1,705,000	1,773,169
Campbell Soup Co. 6.750%, 2/15/11	1,130,000	1,202,303
3.375%, 8/15/14	200,000	203,285
4.500%, 2/15/19^	500,000	500,349
ConAgra Foods, Inc. 6.750%, 9/15/11	800,000	863,739
8.250%, 9/15/30	100,000	119,870
General Mills, Inc. 5.650%, 9/10/12	300,000	326,363
5.650%, 2/15/19	500,000	530,275
H.J. Heinz Co. 5.350%, 7/15/13	600,000	644,992
Kellogg Co. 4.250%, 3/6/13	300,000	314,492
4.450%, 5/30/16	750,000	772,327
Kraft Foods, Inc. 6.250%, 6/1/12	3,835,000	4,133,098
5.250%, 10/1/13	1,965,000	2,076,486
6.125%, 2/1/18^	800,000	841,234
6.875%, 2/1/38	300,000	314,814

	Principal Amount	Value (Note 1)

Ralcorp Holdings, Inc. 6.625%, 8/15/39§	$200,000	$195,049
Sara Lee Corp. 6.125%, 11/1/32	100,000	96,249

		18,731,450

Household Products (0.2%)
Clorox Co. 5.000%, 3/1/13	1,000,000	1,068,951
3.550%, 11/1/15	100,000	98,864
Colgate-Palmolive Co. 3.150%, 8/5/15	60,000	60,656
Kimberly-Clark Corp. 6.125%, 8/1/17	300,000	332,571
6.625%, 8/1/37	300,000	344,778
Procter & Gamble Co. 4.600%, 1/15/14	1,000,000	1,064,776
4.850%, 12/15/15	300,000	326,892
4.700%, 2/15/19	2,051,000	2,099,578
5.550%, 3/5/37	500,000	516,384

		5,913,450

Personal Products (0.1%)
Avon Products, Inc. 6.500%, 3/1/19	1,905,000	2,128,986

Tobacco (0.2%)
Altria Group, Inc. 9.700%, 11/10/18	1,775,000	2,194,196
9.250%, 8/6/19	1,000,000	1,218,628
9.950%, 11/10/38	350,000	456,229
Lorillard Tobacco Co. 8.125%, 6/23/19	155,000	170,405
Philip Morris International, Inc. 4.875%, 5/16/13	500,000	527,828
5.650%, 5/16/18	300,000	315,474
6.375%, 5/16/38	350,000	378,324
Reynolds American, Inc. 7.250%, 6/1/13	300,000	327,307
7.625%, 6/1/16	755,000	823,084

		6,411,475

Total Consumer Staples		63,090,458

Energy (2.3%)
Energy Equipment & Services (0.2%)
Baker Hughes, Inc. 6.500%, 11/15/13	1,010,000	1,140,062
Diamond Offshore Drilling, Inc. 5.875%, 5/1/19	65,000	69,240
Halliburton Co. 6.150%, 9/15/19	250,000	279,178
6.700%, 9/15/38	500,000	564,776
7.450%, 9/15/39	250,000	309,313
Rowan Cos., Inc. 7.875%, 8/1/19	130,000	144,637
Transocean, Inc. 6.000%, 3/15/18	100,000	106,694
6.800%, 3/15/38	250,000	279,550
Weatherford International Ltd. 5.150%, 3/15/13	520,000	544,559
6.000%, 3/15/18	300,000	302,089

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

9.625%, 3/1/19	$1,825,000	$2,275,233
7.000%, 3/15/38	500,000	506,730

		6,522,061

Oil, Gas & Consumable Fuels (2.1%)
Anadarko Petroleum Corp. 5.950%, 9/15/16	2,971,000	3,213,722
6.450%, 9/15/36	1,470,000	1,535,222
Apache Corp. 5.250%, 4/15/13	895,000	959,155
6.000%, 1/15/37	300,000	319,215
Buckeye Partners LP 5.500%, 8/15/19	150,000	149,548
Canadian Natural Resources Ltd. 5.150%, 2/1/13	435,000	462,970
5.700%, 5/15/17	500,000	534,198
6.250%, 3/15/38	300,000	310,481
Cenovus Energy, Inc. 4.500%, 9/15/14§	500,000	516,123
5.700%, 10/15/19§	300,000	312,920
6.750%, 11/15/39§	400,000	436,022
Chevron Corp. 4.950%, 3/3/19	500,000	526,684
Conoco Funding Co. 6.350%, 10/15/11	1,300,000	1,414,349
Conoco, Inc. 6.950%, 4/15/29	750,000	850,159
ConocoPhillips 6.000%, 1/15/20	500,000	554,008
5.900%, 5/15/38	100,000	102,503
6.500%, 2/1/39	625,000	693,651
ConocoPhillips Canada 5.625%, 10/15/16	600,000	650,881
Devon Financing Corp. ULC 7.875%, 9/30/31	600,000	751,747
Ecopetrol S.A. 7.625%, 7/23/19	779,000	863,522
Enbridge Energy Partners LP
Series B 7.500%, 4/15/38	500,000	569,160
EnCana Corp. 5.900%, 12/1/17	100,000	107,547
6.500%, 5/15/19	625,000	699,148
6.625%, 8/15/37	100,000	108,500
6.500%, 2/1/38	500,000	544,445
Energy Transfer Partners LP 6.700%, 7/1/18	1,278,000	1,368,355
9.700%, 3/15/19	500,000	617,551
7.500%, 7/1/38	2,752,000	3,015,311
Enterprise Products Operating LLC
9.750%, 1/31/14	500,000	596,739
5.600%, 10/15/14	505,000	537,739
Series L 6.300%, 9/15/17	500,000	538,262
EOG Resources, Inc. 6.875%, 10/1/18	100,000	115,095
5.625%, 6/1/19	125,000	132,792
Gaz Capital S.A. 6.212%, 11/22/16	5,345,000	5,131,200

	Principal Amount	Value (Note 1)

Hess Corp. 8.125%, 2/15/19	$923,000	$1,113,098
7.875%, 10/1/29	895,000	1,073,422
Husky Energy, Inc. 5.900%, 6/15/14	105,000	114,455
7.250%, 12/15/19	65,000	75,114
Kinder Morgan Energy Partners LP
5.950%, 2/15/18	300,000	317,764
9.000%, 2/1/19	1,000,000	1,230,501
6.850%, 2/15/20	30,000	33,278
5.800%, 3/15/35	300,000	277,948
Magellan Midstream Partners LP 6.550%, 7/15/19	125,000	135,689
Marathon Oil Corp. 5.900%, 3/15/18	750,000	790,001
7.500%, 2/15/19	500,000	577,058
6.600%, 10/1/37	100,000	106,080
Nabors Industries, Inc. 9.250%, 1/15/19	2,520,000	3,086,284
Nexen, Inc. 6.200%, 7/30/19	80,000	84,650
6.400%, 5/15/37	300,000	302,255
7.500%, 7/30/39	145,000	166,234
Noble Energy, Inc. 8.250%, 3/1/19	1,873,000	2,240,822
Occidental Petroleum Corp. 7.000%, 11/1/13	500,000	574,492
4.125%, 6/1/16	250,000	251,830
ONEOK Partners LP 8.625%, 3/1/19	500,000	603,397
Pemex Project Funding Master Trust
5.750%, 3/1/18	1,000,000	1,011,126
6.625%, 6/15/35	300,000	285,645
Petrobras International Finance Co.
6.125%, 10/6/16	500,000	536,250
5.875%, 3/1/18	300,000	302,523
7.875%, 3/15/19	300,000	345,843
5.750%, 1/20/20^	3,940,000	4,008,111
Petro-Canada, Inc. 9.250%, 10/15/21	300,000	384,603
6.800%, 5/15/38	500,000	551,152
Plains All American Pipeline LP 6.500%, 5/1/18	500,000	534,694
6.650%, 1/15/37	100,000	102,024
Premcor Refining Group, Inc. 7.500%, 6/15/15	751,000	745,481
Shell International Finance B.V. 1.300%, 9/22/11	500,000	501,291
4.950%, 3/22/12	100,000	107,304
4.000%, 3/21/14	500,000	521,765
4.300%, 9/22/19	700,000	691,590
6.375%, 12/15/38	500,000	563,689
Spectra Energy Capital LLC 6.200%, 4/15/18	500,000	531,007
Statoil ASA 3.875%, 4/15/14	250,000	259,797
5.250%, 4/15/19	105,000	111,294
7.150%, 1/15/29	100,000	116,820
Suncor Energy, Inc. 7.150%, 2/1/32	100,000	110,168
6.500%, 6/15/38	250,000	262,680

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Talisman Energy, Inc. 7.750%, 6/1/19	$90,000	$105,697
6.250%, 2/1/38	150,000	150,169
Tesoro Corp. 6.500%, 6/1/17	1,045,000	971,850
Trans-Canada Pipelines Ltd. 7.125%, 1/15/19	1,000,000	1,169,219
7.250%, 8/15/38	600,000	707,380
6.350%, 5/15/67(l)	1,690,000	1,585,670
Valero Energy Corp. 6.875%, 4/15/12	4,330,000	4,727,845
4.750%, 6/15/13	100,000	102,347
9.375%, 3/15/19^	150,000	178,410
6.625%, 6/15/37	100,000	93,833
Williams Cos., Inc. 7.125%, 9/1/11	1,615,000	1,725,962
8.125%, 3/15/12	1,205,000	1,317,624
7.625%, 7/15/19	500,000	560,489
7.750%, 6/15/31	1,471,000	1,613,122
8.750%, 3/15/32	600,000	718,003
Williams Partners LP/Williams Partners Finance Corp.
7.250%, 2/1/17	475,000	479,841
XTO Energy, Inc. 7.500%, 4/15/12	300,000	334,510
6.500%, 12/15/18	600,000	685,620
6.750%, 8/1/37	600,000	706,735

		72,912,479

Total Energy		79,434,540

Financials (10.6%)
Capital Markets (2.2%)
Bank of New York Mellon Corp.
4.950%, 11/1/12	600,000	646,188
5.125%, 8/27/13	750,000	809,645
4.300%, 5/15/14	145,000	152,607
Bear Stearns Cos. LLC 5.550%, 1/22/17	1,705,000	1,705,501
6.400%, 10/2/17	1,500,000	1,635,122
Bear Stearns Cos., Inc. 5.700%, 11/15/14	300,000	330,100
BlackRock, Inc. 3.500%, 12/10/14	250,000	246,861
5.000%, 12/10/19^	250,000	245,670
Charles Schwab Corp. 4.950%, 6/1/14	50,000	52,747
Citigroup Funding, Inc. 0.198%, 5/5/11(l)	13,740,000	13,731,550
Deutsche Bank AG/London 5.000%, 10/12/10	1,190,000	1,232,921
5.375%, 10/12/12	1,100,000	1,187,510
4.875%, 5/20/13	600,000	637,427
6.000%, 9/1/17	500,000	545,111
Goldman Sachs Capital I 6.345%, 2/15/34	500,000	468,129
Goldman Sachs Group, Inc. 1.700%, 3/15/11	1,650,000	1,668,293
6.600%, 1/15/12	600,000	652,283
3.250%, 6/15/12	2,000,000	2,077,868
3.625%, 8/1/12	285,000	293,637
5.450%, 11/1/12	1,000,000	1,075,179

	Principal Amount		Value (Note 1)

4.750%, 7/15/13		$2,070,000	$2,165,708
5.250%, 10/15/13		1,200,000	1,274,416
5.150%, 1/15/14		1,300,000	1,375,219
6.000%, 5/1/14		2,170,000	2,373,477
5.125%, 1/15/15		1,295,000	1,360,725
5.350%, 1/15/16		2,000,000	2,077,330
5.950%, 1/18/18		1,300,000	1,372,765
7.500%, 2/15/19		2,885,000	3,363,342
6.125%, 2/15/33		300,000	301,270
6.750%, 10/1/37		1,600,000	1,644,619
Jefferies Group, Inc. 8.500%, 7/15/19		500,000	546,565
Merrill Lynch & Co., Inc. 5.450%, 2/5/13		2,000,000	2,104,542
6.150%, 4/25/13		600,000	642,094
6.050%, 5/16/16		1,448,000	1,461,029
6.400%, 8/28/17		1,070,000	1,126,045
6.875%, 4/25/18		900,000	969,694
7.750%, 5/14/38		1,300,000	1,428,361
Morgan Stanley 5.050%, 1/21/11		1,580,000	1,638,754
6.750%, 4/15/11		3,595,000	3,808,841
3.250%, 12/1/11		2,000,000	2,074,650
5.625%, 1/9/12		1,260,000	1,329,706
1.950%, 6/20/12		1,000,000	1,009,256
5.750%, 8/31/12		500,000	536,288
5.300%, 3/1/13		600,000	632,397
4.750%, 4/1/14		1,800,000	1,810,345
6.000%, 5/13/14		200,000	215,040
5.375%, 10/15/15		500,000	516,628
5.450%, 1/9/17		600,000	606,430
5.950%, 12/28/17		600,000	618,864
6.625%, 4/1/18		2,125,000	2,297,482
7.300%, 5/13/19		200,000	224,586
5.625%, 9/23/19		1,500,000	1,510,965
7.250%, 4/1/32		500,000	568,752
Northern Trust Corp. 4.625%, 5/1/14^		65,000	69,265
Raymond James Financial, Inc.
8.600%, 8/15/19		200,000	216,371
UBS Preferred Funding Trust I
8.622%, 10/29/49(l)		1,060,000	986,298

			75,652,468

Commercial Banks (2.9%)
ABN Amro Bank N.V. 4.310%, 3/29/49(l)	EUR	525,000	366,899
American Express Bank FSB 3.150%, 12/9/11		$1,000,000	1,033,468
5.500%, 4/16/13		1,200,000	1,279,115
ANZ National International Ltd./New Zealand
6.200%, 7/19/13§		2,065,000	2,223,045
Bank of Tokyo-Mitsubishi UFJ Ltd./New York
7.400%, 6/15/11		295,000	318,107
BankAmerica Capital II 8.000%, 12/15/26		691,000	677,180
Barclays Bank plc 5.450%, 9/12/12		1,622,000	1,754,087
5.000%, 9/22/16^		1,000,000	1,021,812
6.750%, 5/22/19		300,000	334,630
8.550%, 12/31/49(l)§		1,255,000	1,154,600

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount		Value (Note 1)

BB&T Corp. 3.375%, 9/25/13		$300,000	$302,364
4.900%, 6/30/17		1,000,000	973,534
Citibank N.A. 1.500%, 7/12/11		2,000,000	2,013,288
1.250%, 9/22/11		350,000	350,593
Commerzbank Capital Funding Trust I
5.012%, 3/29/49(l)	EUR	250,000	166,650
Compass Bank 5.500%, 4/1/20		$1,769,000	1,631,832
Credit Agricole S.A. 8.375%, 12/31/49(l)§		1,724,000	1,827,440
Credit Suisse/New York 3.450%, 7/2/12		400,000	411,441
5.000%, 5/15/13		2,000,000	2,132,870
5.500%, 5/1/14		500,000	542,601
6.000%, 2/15/18		600,000	627,803
5.300%, 8/13/19^		500,000	513,487
Dexia Credit Local de France 4.300%, 12/31/49		600,000	387,058
Fifth Third Bancorp 6.250%, 5/1/13		1,000,000	1,029,615
GMAC, Inc. 1.750%, 10/30/12		600,000	596,094
2.200%, 12/19/12		1,000,000	1,006,132
HSBC Bank USA/New York 4.625%, 4/1/14		600,000	626,336
HSBC Holdings plc 6.500%, 5/2/36		600,000	629,294
6.500%, 9/15/37		1,250,000	1,305,990
6.800%, 6/1/38		350,000	379,845
Huntington National Bank 4.375%, 1/15/10^		940,000	940,100
JPMorgan Chase Bank N.A. 6.000%, 10/1/17		600,000	642,404
KeyBank N.A. 5.800%, 7/1/14		300,000	291,994
KeyCorp 6.500%, 5/14/13		750,000	774,104
Korea Development Bank 4.625%, 9/16/10		900,000	915,579
Kreditanstalt fuer Wiederaufbau
3.250%, 2/15/11		1,000,000	1,036,000
1.875%, 3/15/11		1,500,000	1,516,447
3.750%, 6/27/11		2,000,000	2,076,820
3.250%, 10/14/11		600,000	620,885
4.000%, 10/15/13		1,100,000	1,157,632
3.500%, 3/10/14		2,000,000	2,055,338
4.125%, 10/15/14		1,000,000	1,047,944
5.125%, 3/14/16		1,030,000	1,120,627
4.500%, 7/16/18		1,600,000	1,652,282
(Zero Coupon), 6/29/37		1,000,000	245,280
Landwirtschaftliche Rentenbank
3.250%, 3/15/13^		927,000	952,922
4.125%, 7/15/13		600,000	632,595
5.125%, 2/1/17		1,495,000	1,603,057
M&I Marshall & Ilsley Bank 5.000%, 1/17/17		1,310,000	1,018,989
National Capital Trust II 5.486%, 12/29/49(l)§		590,000	471,156
National City Bank/Ohio 6.250%, 3/15/11		1,535,000	1,602,954

	Principal Amount	Value (Note 1)

6.200%, 12/15/11	$755,000	$803,972
National City Corp. 4.900%, 1/15/15	750,000	766,185
PNC Funding Corp. 5.625%, 2/1/17	750,000	743,193
Rabobank Nederland N.V. 11.000%, 6/29/49(l)§	220,000	268,236
Regions Bank/Alabama 3.250%, 12/9/11	1,000,000	1,037,688
Regions Financial Corp. 6.375%, 5/15/12	915,000	871,442
7.750%, 11/10/14	200,000	197,245
Royal Bank of Scotland Group plc 1.450%, 10/20/11§	8,096,000	8,077,881
2.625%, 5/11/12§	4,365,000	4,427,494
5.000%, 10/1/14	600,000	530,259
6.400%, 10/21/19	375,000	373,796
RSHB Capital S.A. (Russian Agricultural Bank OJSC) 7.750%, 5/29/18§	4,760,000	5,202,680
SouthTrust Corp. 5.800%, 6/15/14	1,195,000	1,251,890
Sovereign Bank 8.750%, 5/30/18	500,000	577,743
Standard Chartered plc 6.409%, 12/31/49(l)§	1,710,000	1,357,270
SunTrust Banks, Inc./Georgia 5.450%, 12/1/17	300,000	285,316
7.250%, 3/15/18	500,000	522,075
U.S. Bancorp 4.200%, 5/15/14	250,000	259,510
U.S. Bank N.A./Ohio 6.375%, 8/1/11	1,600,000	1,719,974
UBS AG/Connecticut 5.750%, 4/25/18	600,000	610,806
Union Planters Corp. 7.750%, 3/1/11	778,000	773,525
USB Capital XIII Trust 6.625%, 12/15/39	100,000	101,634
Wachovia Bank N.A. 4.875%, 2/1/15	600,000	612,770
6.600%, 1/15/38	1,500,000	1,583,219
Wachovia Corp. 5.300%, 10/15/11	1,100,000	1,167,672
5.500%, 5/1/13	1,840,000	1,954,693
5.250%, 8/1/14	1,000,000	1,035,261
5.750%, 2/1/18	1,100,000	1,147,925
5.500%, 8/1/35	500,000	441,331
Wells Fargo & Co. 4.200%, 1/15/10	1,425,000	1,426,241
4.875%, 1/12/11	600,000	621,661
3.000%, 12/9/11	750,000	774,276
4.375%, 1/31/13	1,000,000	1,038,680
3.750%, 10/1/14	800,000	797,643
5.625%, 12/11/17^	4,460,000	4,639,096
Wells Fargo Capital XIII 7.700%, 12/29/49(l)	500,000	485,000
Westpac Banking Corp. 2.250%, 11/19/12	250,000	249,411
4.875%, 11/19/19	250,000	246,751

		98,973,763

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Consumer Finance (0.6%)
American Express Co. 7.250%, 5/20/14	$1,925,000	$2,172,114
6.150%, 8/28/17^	800,000	836,083
7.000%, 3/19/18	500,000	550,636
8.125%, 5/20/19	2,255,000	2,672,313
American Express Credit Corp. 5.875%, 5/2/13^	300,000	321,948
7.300%, 8/20/13	1,250,000	1,404,851
Capital One Financial Corp. 7.375%, 5/23/14	1,125,000	1,273,761
6.150%, 9/1/16	100,000	100,452
6.750%, 9/15/17	500,000	538,033
HSBC Finance Corp. 5.250%, 1/14/11	600,000	621,178
6.375%, 10/15/11	1,000,000	1,063,524
7.000%, 5/15/12	660,000	717,658
6.375%, 11/27/12	600,000	653,420
5.000%, 6/30/15	600,000	619,802
5.500%, 1/19/16	500,000	524,541
International Lease Finance Corp.
5.750%, 6/15/11	800,000	735,040
6.375%, 3/25/13	1,000,000	822,180
6.625%, 11/15/13	600,000	482,991
5.650%, 6/1/14^	168,000	126,967
PACCAR Financial Corp. 1.950%, 12/17/12	100,000	98,965
SLM Corp. 5.400%, 10/25/11	1,061,000	1,060,063
5.375%, 1/15/13	1,565,000	1,476,312
5.000%, 10/1/13	1,000,000	919,940
5.375%, 5/15/14	1,260,000	1,162,186
8.450%, 6/15/18	100,000	98,675

		21,053,633

Diversified Financial Services (3.2%)
Allstate Life Global Funding Trusts 5.375%, 4/30/13	600,000	640,484
Ameriprise Financial, Inc. 7.300%, 6/28/19	45,000	50,043
Bank of America Corp. 2.100%, 4/30/12	1,000,000	1,009,231
3.125%, 6/15/12	2,500,000	2,590,493
5.375%, 9/11/12	2,895,000	3,071,332
4.900%, 5/1/13	2,200,000	2,280,764
7.375%, 5/15/14	1,465,000	1,662,356
6.500%, 8/1/16	700,000	752,725
5.625%, 10/14/16	1,300,000	1,318,138
5.650%, 5/1/18	1,500,000	1,523,418
7.625%, 6/1/19	3,635,000	4,205,139
7.250%, 10/15/25	100,000	103,792
Bank of America N.A. 5.300%, 3/15/17	300,000	294,027
Bear Stearns Cos. LLC 5.350%, 2/1/12	600,000	637,544
Boeing Capital Corp. 6.500%, 2/15/12	300,000	328,104
BP Capital Markets plc 1.550%, 8/11/11	300,000	302,172
5.250%, 11/7/13	1,000,000	1,089,229
3.625%, 5/8/14	200,000	204,601

	Principal Amount	Value (Note 1)

3.875%, 3/10/15	$350,000	$359,595
4.750%, 3/10/19	250,000	255,632
Capital One Capital VI 8.875%, 5/15/40	136,000	144,840
Caterpillar Financial Services Corp.
5.050%, 12/1/10	300,000	312,110
1.900%, 12/17/12	65,000	64,746
4.900%, 8/15/13	300,000	318,683
6.125%, 2/17/14	500,000	558,770
7.150%, 2/15/19	750,000	867,289
Citigroup Funding, Inc. 1.875%, 10/22/12	500,000	498,111
Citigroup, Inc. 5.125%, 2/14/11	2,100,000	2,166,744
2.875%, 12/9/11	1,500,000	1,544,999
2.125%, 4/30/12	2,000,000	2,021,416
5.300%, 10/17/12	1,000,000	1,041,743
5.500%, 4/11/13	4,600,000	4,769,119
6.500%, 8/19/13	990,000	1,054,541
5.000%, 9/15/14	1,050,000	1,012,225
5.500%, 10/15/14	1,200,000	1,215,037
5.850%, 8/2/16	600,000	587,448
6.125%, 11/21/17^	750,000	755,981
6.125%, 5/15/18^	1,025,000	1,030,543
8.500%, 5/22/19	3,600,000	4,157,111
6.125%, 8/25/36	500,000	428,797
6.875%, 3/5/38	1,000,000	998,018
8.125%, 7/15/39	1,060,000	1,196,366
Countrywide Home Loans, Inc. 4.000%, 3/22/11	24,000	24,511
Credit Suisse USA, Inc. 6.500%, 1/15/12	300,000	326,457
5.500%, 8/15/13^	372,000	404,124
5.850%, 8/16/16	1,000,000	1,066,680
Equifax, Inc. 4.450%, 12/1/14	100,000	100,502
General Electric Capital Corp. 5.000%, 11/15/11	1,000,000	1,056,256
4.375%, 11/21/11	1,980,000	2,062,140
3.000%, 12/9/11	1,500,000	1,546,233
5.875%, 2/15/12^	1,300,000	1,392,788
2.200%, 6/8/12	1,000,000	1,014,025
6.000%, 6/15/12^	1,000,000	1,077,907
5.250%, 10/19/12	1,300,000	1,383,489
2.625%, 12/28/12	2,000,000	2,036,826
4.800%, 5/1/13	2,490,000	2,602,722
5.900%, 5/13/14	1,250,000	1,351,340
4.375%, 9/21/15	1,000,000	1,012,435
5.625%, 5/1/18^	4,165,000	4,268,046
6.750%, 3/15/32	1,200,000	1,223,478
5.875%, 1/14/38	1,000,000	925,883
6.875%, 1/10/39	1,500,000	1,549,027
Harley-Davidson Funding Corp. 5.750%, 12/15/14§	1,110,000	1,126,947
John Deere Capital Corp.
7.000%, 3/15/12	1,100,000	1,220,271
2.875%, 6/19/12	750,000	772,857
5.250%, 10/1/12	2,290,000	2,473,053
5.500%, 4/13/17	300,000	318,013
5.750%, 9/10/18	300,000	325,294

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

JPMorgan Chase & Co.
6.750%, 2/1/11	$3,675,000	$3,876,574
1.650%, 2/23/11	1,000,000	1,011,197
5.600%, 6/1/11	1,000,000	1,058,527
3.125%, 12/1/11	1,500,000	1,552,473
6.625%, 3/15/12	1,300,000	1,419,161
2.125%, 6/22/12	1,500,000	1,517,218
4.750%, 5/1/13	600,000	633,313
4.650%, 6/1/14	250,000	263,360
5.125%, 9/15/14	1,000,000	1,054,763
3.700%, 1/20/15	1,200,000	1,203,549
6.000%, 1/15/18	1,000,000	1,074,995
6.300%, 4/23/19	3,025,000	3,327,733
6.400%, 5/15/38	600,000	660,466
7.900%, 4/29/49(l)	705,000	727,179
LBG Capital No.1 plc 8.000%, 12/31/49(l)	2,665,000	2,052,050
MUFG Capital Finance I Ltd. 6.346%, 7/29/49(l)	1,000,000	910,146
National Rural Utilities Cooperative Finance Corp.
5.450%, 2/1/18	100,000	104,350
8.000%, 3/1/32	600,000	717,521
Noble Group Ltd. 6.750%, 1/29/20§	1,854,000	1,902,667
Private Export Funding Corp. 4.300%, 12/15/21	100,000	95,266
Textron Financial Corp.
4.600%, 5/3/10	167,000	166,957
5.400%, 4/28/13	325,000	324,846
TransCapitalInvest Ltd. for OJSC AK Transneft
8.700%, 8/7/18	2,260,000	2,607,475
UFJ Finance Aruba AEC
6.750%, 7/15/13	755,000	840,585
Unilever Capital Corp. 4.800%, 2/15/19	500,000	513,230

		111,700,361

Insurance (1.1%)
ACE INA Holdings, Inc. 5.900%, 6/15/19	50,000	53,792
Aflac, Inc. 8.500%, 5/15/19	150,000	172,799
Allied World Assurance Co. Holdings Ltd.
7.500%, 8/1/16	2,145,000	2,290,523
Allstate Corp.
6.200%, 5/16/14	250,000	276,478
7.450%, 5/16/19	250,000	290,456
American Financial Group, Inc./Ohio
9.875%, 6/15/19	100,000	112,124
American International Group, Inc.
5.050%, 10/1/15	800,000	667,404
5.850%, 1/16/18	600,000	492,317
8.250%, 8/15/18	900,000	844,965
Assurant, Inc. 5.625%, 2/15/14	495,000	507,532
Berkshire Hathaway Finance Corp.
4.000%, 4/15/12	250,000	261,993
5.000%, 8/15/13	1,000,000	1,075,304
5.400%, 5/15/18	1,000,000	1,044,790
Chubb Corp. 5.750%, 5/15/18	600,000	636,991

	Principal Amount	Value (Note 1)

CNA Financial Corp. 7.350%, 11/15/19	$45,000	$45,053
Genworth Financial, Inc. 6.515%, 5/22/18	3,335,000	3,051,835
Guardian Life Insurance Co. of America
7.375%, 9/30/39§	1,255,000	1,283,573
Liberty Mutual Group, Inc. 5.750%, 3/15/14^§	840,000	827,966
Lincoln National Corp.
8.750%, 7/1/19^	760,000	868,379
6.250%, 2/15/20	50,000	49,274
Markel Corp. 7.125%, 9/30/19	200,000	206,511
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14	600,000	613,630
Massachusetts Mutual Life Insurance Co.
8.875%, 6/1/39§	1,115,000	1,367,491
MetLife, Inc. 5.000%, 6/15/15	600,000	631,067
7.717%, 2/15/19	1,648,000	1,936,622
5.700%, 6/15/35	300,000	296,274
6.400%, 12/15/36	500,000	437,500
10.750%, 8/1/39	835,000	1,028,241
Nationwide Mutual Insurance Co.
9.375%, 8/15/39§	1,975,000	2,084,932
Principal Financial Group, Inc. 7.875%, 5/15/14	1,600,000	1,765,910
Principal Life Income Funding Trusts
5.300%, 4/24/13	300,000	316,769
Prudential Financial, Inc. 5.150%, 1/15/13	2,180,000	2,293,316
5.100%, 9/20/14	300,000	312,790
6.200%, 1/15/15	310,000	333,521
6.000%, 12/1/17	276,000	284,751
7.375%, 6/15/19	765,000	857,693
5.700%, 12/14/36	200,000	180,705
8.875%, 6/15/38(l)	1,015,000	1,075,900
Reinsurance Group of America, Inc.
6.450%, 11/15/19	100,000	99,672
Swiss Reinsurance Solutions Holding Corp.
7.000%, 2/15/26^	3,435,000	3,356,181
Transatlantic Holdings, Inc. 8.000%, 11/30/39	100,000	101,812
Travelers Cos., Inc. 6.750%, 6/20/36	700,000	772,668
XL Capital Ltd. 5.250%, 9/15/14	1,250,000	1,224,151
6.500%, 12/31/49(l)	1,440,000	1,087,200

		37,518,855

Real Estate Investment Trusts (REITs) (0.6%)
AvalonBay Communities, Inc. 5.700%, 3/15/17	200,000	202,889
6.100%, 3/15/20	200,000	204,232
ERP Operating LP 5.250%, 9/15/14	1,615,000	1,642,533
5.125%, 3/15/16	600,000	584,893
HCP, Inc. 5.650%, 12/15/13	2,245,000	2,248,906
6.000%, 1/30/17	1,965,000	1,849,268
Health Care REIT, Inc. 6.200%, 6/1/16	2,925,000	2,842,778

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Healthcare Realty Trust, Inc. 5.125%, 4/1/14	$2,802,000	$2,703,608
6.500%, 1/17/17	100,000	99,057
Hospitality Properties Trust 7.875%, 8/15/14	250,000	258,092
Kimco Realty Corp. 6.875%, 10/1/19	200,000	203,371
Mack-Cali Realty LP 7.750%, 8/15/19	200,000	206,951
ProLogis 7.625%, 8/15/14	175,000	183,001
5.625%, 11/15/15	800,000	760,711
7.375%, 10/30/19	100,000	98,640
Simon Property Group LP 5.000%, 3/1/12	2,620,000	2,708,066
6.750%, 5/15/14^	105,000	111,896
5.625%, 8/15/14	1,520,000	1,565,513
5.250%, 12/1/16	300,000	291,758
Ventas Realty LP/Ventas Capital Corp.
7.125%, 6/1/15	509,000	509,000
6.750%, 4/1/17	480,000	464,400

		19,739,563

Specialized Finance (0.0%)
Toll Brothers Finance Corp. 6.875%, 11/15/12	47,000	49,227
5.150%, 5/15/15	165,000	157,882

		207,109

Thrifts & Mortgage Finance (0.0%)
Countrywide Financial Corp. 6.250%, 5/15/16	756,000	768,977
Western Corporate Federal Credit Union
1.750%, 11/2/12	300,000	298,653

		1,067,630

Total Financials		365,913,382

Health Care (1.4%)
Biotechnology (0.0%)
Amgen, Inc. 4.850%, 11/18/14	300,000	322,974
5.700%, 2/1/19	500,000	536,176
6.400%, 2/1/39	500,000	548,633
Genentech, Inc. 5.250%, 7/15/35	300,000	288,976

		1,696,759

Health Care Equipment & Supplies (0.1%)
Baxter FinCo B.V. 4.750%, 10/15/10	1,791,000	1,848,468
Baxter International, Inc. 4.625%, 3/15/15	300,000	318,037
6.250%, 12/1/37	100,000	109,265
Covidien International Finance S.A.
6.000%, 10/15/17	600,000	648,515
Hospira, Inc. 6.400%, 5/15/15	45,000	49,807
Mead Johnson Nutrition Co. 3.500%, 11/1/14§	100,000	98,860

	Principal Amount	Value (Note 1)

4.900%, 11/1/19§	$150,000	$148,724
5.900%, 11/1/39§	100,000	98,474

		3,320,150

Health Care Providers & Services (0.5%)
Aetna, Inc. 6.000%, 6/15/16	1,080,000	1,133,870
6.750%, 12/15/37	500,000	521,365
Bausch & Lomb, Inc. 9.875%, 11/1/15^§	780,000	822,900
CIGNA Corp. 7.875%, 5/15/27	100,000	102,188
Coventry Health Care, Inc. 6.300%, 8/15/14	1,495,000	1,462,260
6.125%, 1/15/15	190,000	181,490
5.950%, 3/15/17	485,000	439,787
Express Scripts, Inc. 6.250%, 6/15/14	1,000,000	1,091,130
HCA, Inc. 8.500%, 4/15/19§	200,000	215,500
7.875%, 2/15/20§	700,000	728,875
Humana, Inc. 6.450%, 6/1/16	215,000	217,324
7.200%, 6/15/18	1,560,000	1,595,471
6.300%, 8/1/18	320,000	309,917
McKesson Corp. 6.500%, 2/15/14	500,000	553,082
Medco Health Solutions, Inc. 7.125%, 3/15/18	100,000	112,414
Quest Diagnostics, Inc. 4.750%, 1/30/20	90,000	87,939
5.750%, 1/30/40	40,000	38,819
UnitedHealth Group, Inc. 5.250%, 3/15/11	2,165,000	2,243,390
6.000%, 2/15/18	2,165,000	2,236,332
6.875%, 2/15/38	500,000	516,776
WellPoint, Inc. 6.000%, 2/15/14	500,000	542,246
5.875%, 6/15/17	200,000	206,050
7.000%, 2/15/19	1,475,000	1,649,681
5.850%, 1/15/36	100,000	94,034

		17,102,840

Life Sciences Tools & Services (0.1%)
Fisher Scientific International, Inc.
6.125%, 7/1/15	2,521,000	2,599,781

Pharmaceuticals (0.7%)
Abbott Laboratories, Inc. 5.600%, 5/15/11	300,000	318,190
5.875%, 5/15/16	300,000	330,897
5.600%, 11/30/17	1,000,000	1,086,006
6.000%, 4/1/39	500,000	527,068
AstraZeneca plc 5.400%, 9/15/12	300,000	327,706
5.900%, 9/15/17	700,000	777,819
6.450%, 9/15/37	300,000	337,888
Bristol-Myers Squibb Co. 5.450%, 5/1/18	475,000	508,036
6.125%, 5/1/38	500,000	539,259
Eli Lilly and Co. 3.550%, 3/6/12	1,000,000	1,040,686

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

5.200%, 3/15/17	$200,000	$211,763
5.950%, 11/15/37	500,000	526,780
GlaxoSmithKline Capital, Inc. 4.850%, 5/15/13	800,000	858,759
5.650%, 5/15/18	600,000	647,156
6.375%, 5/15/38	300,000	332,363
Johnson & Johnson 5.550%, 8/15/17	1,420,000	1,566,268
5.150%, 7/15/18	300,000	322,691
5.850%, 7/15/38	600,000	647,322
Merck & Co., Inc. 1.875%, 6/30/11	500,000	504,711
4.000%, 6/30/15	200,000	208,569
6.000%, 9/15/17	300,000	333,223
6.400%, 3/1/28	300,000	330,974
6.550%, 9/15/37	500,000	567,853
5.850%, 6/30/39	350,000	368,331
Novartis Securities Investment Ltd.
5.125%, 2/10/19	1,000,000	1,050,526
Pfizer, Inc. 4.450%, 3/15/12	500,000	528,824
4.500%, 2/15/14	500,000	529,965
5.350%, 3/15/15	1,975,000	2,158,487
6.200%, 3/15/19	500,000	555,811
7.200%, 3/15/39	500,000	610,969
Teva Pharmaceutical Finance LLC
6.150%, 2/1/36	500,000	516,439
Watson Pharmaceuticals, Inc. 5.000%, 8/15/14	210,000	214,405
6.125%, 8/15/19	170,000	175,405
Wyeth 5.500%, 3/15/13	300,000	326,186
5.500%, 2/1/14	1,427,000	1,554,680
5.500%, 2/15/16	750,000	806,150
6.000%, 2/15/36	100,000	104,461
5.950%, 4/1/37	500,000	521,389

		22,874,015

Total Health Care		47,593,545

Industrials (1.4%)
Aerospace & Defense (0.3%)
Boeing Co. 3.500%, 2/15/15	700,000	701,969
6.000%, 3/15/19^	1,810,000	1,964,147
4.875%, 2/15/20	110,000	110,298
6.125%, 2/15/33	100,000	103,841
5.875%, 2/15/40	305,000	312,169
General Dynamics Corp. 4.250%, 5/15/13	300,000	316,278
Goodrich Corp. 4.875%, 3/1/20	100,000	98,913
Honeywell International, Inc. 4.250%, 3/1/13	800,000	839,870
5.000%, 2/15/19	850,000	880,147
ITT Corp. 4.900%, 5/1/14	65,000	68,111
6.125%, 5/1/19	90,000	97,183
Lockheed Martin Corp. 4.250%, 11/15/19	350,000	337,842
5.500%, 11/15/39	250,000	244,956

	Principal Amount	Value (Note 1)

Series B 6.150%, 9/1/36	$350,000	$370,427
Northrop Grumman Corp. 3.700%, 8/1/14^	150,000	150,577
5.050%, 8/1/19	85,000	86,798
Northrop Grumman Systems Corp.
7.125%, 2/15/11	100,000	105,858
7.750%, 2/15/31	350,000	432,439
Raytheon Co. 6.400%, 12/15/18	300,000	340,993
4.400%, 2/15/20	100,000	98,495
Rockwell Collins, Inc. 5.250%, 7/15/19	50,000	51,742
United Technologies Corp. 4.875%, 5/1/15	947,000	1,016,505
5.375%, 12/15/17	300,000	319,695
6.125%, 2/1/19	500,000	552,524
6.125%, 7/15/38	500,000	541,679

		10,143,456

Air Freight & Logistics (0.0%)
FedEx Corp. 8.000%, 1/15/19	500,000	602,221
United Parcel Service, Inc. 4.500%, 1/15/13	300,000	318,959
6.200%, 1/15/38	500,000	554,322

		1,475,502

Airlines (0.1%)
Continental Airlines, Inc. 9.000%, 7/8/16	250,000	265,000
Southwest Airlines Co. 5.250%, 10/1/14	1,520,000	1,539,563
5.750%, 12/15/16	665,000	657,232
UAL Pass Through Trust Series 2007-1A 6.636%, 7/2/22	600,766	519,662

		2,981,457

Building Products (0.2%)
CRH America, Inc. 6.000%, 9/30/16	1,000,000	1,044,461
8.125%, 7/15/18	100,000	116,634
Masco Corp. 4.800%, 6/15/15	1,700,000	1,562,742
6.125%, 10/3/16^	1,590,000	1,515,176
Owens Corning, Inc. 6.500%, 12/1/16	1,470,000	1,505,388

		5,744,401

Commercial Services & Supplies (0.3%)
Allied Waste North America, Inc. 7.250%, 3/15/15	625,000	653,125
Series B 7.125%, 5/15/16	1,200,000	1,278,000
Browning-Ferris Industries, Inc. 7.400%, 9/15/35	723,000	797,748
Dartmouth College 4.750%, 6/1/19	50,000	50,641
Johns Hopkins University 5.250%, 7/1/19	225,000	234,034

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Pitney Bowes, Inc. 4.750%, 1/15/16	$100,000	$103,999
5.750%, 9/15/17	231,000	247,503
R.R. Donnelley & Sons Co. 4.950%, 4/1/14	1,315,000	1,315,399
8.600%, 8/15/16	250,000	272,152
11.250%, 2/1/19^	1,230,000	1,534,992
Republic Services, Inc. 5.500%, 9/15/19§	1,687,000	1,713,068
Vanderbilt University 5.250%, 4/1/19	250,000	260,567
Waste Management, Inc. 5.000%, 3/15/14	100,000	105,437
6.100%, 3/15/18	500,000	531,718
7.000%, 7/15/28	500,000	538,507
Yale University 2.900%, 10/15/14	250,000	249,076

		9,885,966

Electrical Equipment (0.0%)
Amphenol Corp. 4.750%, 11/15/14	100,000	100,035
Emerson Electric Co. 4.125%, 4/15/15	100,000	103,426
5.250%, 10/15/18	100,000	105,085
4.875%, 10/15/19	750,000	766,633
6.125%, 4/15/39	100,000	108,264

		1,183,443

Industrial Conglomerates (0.2%)
3M Co. 4.375%, 8/15/13	100,000	107,663
6.375%, 2/15/28	100,000	112,865
Cooper U.S., Inc. 5.250%, 11/15/12	100,000	107,309
General Electric Co. 5.000%, 2/1/13	800,000	846,368
5.250%, 12/6/17	750,000	766,399
Ingersoll-Rand Global Holding Co., Ltd.
6.875%, 8/15/18	500,000	554,198
Koninklijke Philips Electronics N.V.
6.875%, 3/11/38	300,000	340,318
Tyco Electronics Group S.A. 6.000%, 10/1/12	450,000	477,451
7.125%, 10/1/37	563,000	580,532
Tyco International Finance S.A. 6.000%, 11/15/13	1,160,000	1,270,645
4.125%, 10/15/14	150,000	153,334
8.500%, 1/15/19	1,260,000	1,521,763

		6,838,845

Machinery (0.1%)
Case New Holland, Inc. 7.125%, 3/1/14	455,000	461,825
Caterpillar, Inc. 6.050%, 8/15/36	385,000	410,459
Danaher Corp. 5.625%, 1/15/18	600,000	641,288
Deere & Co. 4.375%, 10/16/19	200,000	199,752
5.375%, 10/16/29	100,000	99,810

	Principal Amount	Value (Note 1)

Dover Corp. 6.600%, 3/15/38	$100,000	$113,927
Snap-On, Inc. 6.125%, 9/1/21	200,000	204,746

		2,131,807

Road & Rail (0.2%)
Burlington Northern Santa Fe Corp.
5.750%, 3/15/18	500,000	531,125
4.700%, 10/1/19^	325,000	321,972
6.150%, 5/1/37	100,000	105,183
Burlington Resources Finance Co.
7.200%, 8/15/31	100,000	114,549
Canadian National Railway Co. 5.550%, 3/1/19	1,000,000	1,068,479
6.200%, 6/1/36	350,000	381,257
Canadian Pacific Railway Co. 6.500%, 5/15/18	229,000	247,456
7.250%, 5/15/19	65,000	73,876
CSX Corp. 6.250%, 4/1/15	100,000	110,145
7.375%, 2/1/19	1,000,000	1,142,416
6.150%, 5/1/37	100,000	101,318
Norfolk Southern Corp. 7.700%, 5/15/17	200,000	234,126
5.750%, 4/1/18	500,000	528,909
5.900%, 6/15/19	65,000	69,404
7.800%, 5/15/27	1,000,000	1,202,099
Union Pacific Corp. 6.500%, 4/15/12	300,000	327,618
6.125%, 2/15/20	500,000	541,241
6.150%, 5/1/37	100,000	103,223

		7,204,396

Total Industrials		47,589,273

Information Technology (0.9%)
Communications Equipment (0.2%)
American Tower Corp. 4.625%, 4/1/15§	75,000	75,859
Cisco Systems, Inc. 5.250%, 2/22/11	2,270,000	2,381,972
5.500%, 2/22/16	200,000	219,580
4.950%, 2/15/19^	550,000	563,755
4.450%, 1/15/20	500,000	490,492
5.900%, 2/15/39	500,000	505,543
5.500%, 1/15/40	350,000	334,674
Motorola, Inc. 7.625%, 11/15/10	122,000	126,394
6.000%, 11/15/17	300,000	290,264
7.500%, 5/15/25	145,000	138,743
6.500%, 9/1/25	895,000	777,587
Nokia Oyj 5.375%, 5/15/19	500,000	510,471

		6,415,334

Computers & Peripherals (0.2%)
Dell, Inc. 3.375%, 6/15/12	55,000	56,877
5.625%, 4/15/14	1,405,000	1,530,665
5.875%, 6/15/19^	100,000	105,823

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

7.100%, 4/15/28	$100,000	$108,142
6.500%, 4/15/38	300,000	309,047
Hewlett-Packard Co. 2.250%, 5/27/11	750,000	760,651
4.500%, 3/1/13	600,000	636,098
4.750%, 6/2/14	1,000,000	1,067,857
International Business Machines Corp.
4.750%, 11/29/12	300,000	322,303
2.100%, 5/6/13	200,000	199,600
5.700%, 9/14/17	1,500,000	1,639,964
5.875%, 11/29/32	100,000	102,604
5.600%, 11/30/39	632,000	635,626

		7,475,257

Electronic Equipment, Instruments & Components (0.0%)
Arrow Electronics, Inc. 6.000%, 4/1/20	150,000	148,404
Corning, Inc. 6.625%, 5/15/19	20,000	21,795
Flextronics International Ltd. 6.500%, 5/15/13	805,000	807,013

		977,212

IT Services (0.1%)
Computer Sciences Corp. 5.500%, 3/15/13	1,010,000	1,070,776
Electronic Data Systems Corp. 6.000%, 8/1/13	1,219,000	1,347,507
7.450%, 10/15/29^	1,415,000	1,674,368

		4,092,651

Office Electronics (0.2%)
Xerox Capital Trust I 8.000%, 2/1/27	3,705,000	3,667,950
Xerox Corp. 7.625%, 6/15/13	295,000	300,887
8.250%, 5/15/14	150,000	172,068
4.250%, 2/15/15	250,000	248,257
6.750%, 2/1/17	1,045,000	1,121,047
6.350%, 5/15/18	300,000	312,938
5.625%, 12/15/19	200,000	199,721
6.750%, 12/15/39	100,000	100,753

		6,123,621

Semiconductors & Semiconductor Equipment (0.0%)
Analog Devices, Inc. 5.000%, 7/1/14	250,000	260,798

Software (0.2%)
Microsoft Corp. 2.950%, 6/1/14	190,000	192,035
4.200%, 6/1/19	175,000	174,725
5.200%, 6/1/39	150,000	146,894
Oracle Corp. 5.000%, 1/15/11	2,075,000	2,157,801
5.250%, 1/15/16	500,000	539,931
5.750%, 4/15/18	800,000	864,949
6.500%, 4/15/38	50,000	54,905
6.125%, 7/8/39	500,000	525,017

		4,656,257

Total Information Technology		30,001,130

	Principal Amount	Value (Note 1)

Materials (1.8%)
Chemicals (0.4%)
Air Products and Chemicals, Inc. 4.375%, 8/21/19	$200,000	$198,209
Cabot Corp. 5.000%, 10/1/16	200,000	196,141
Dow Chemical Co. 7.600%, 5/15/14	1,411,000	1,605,566
8.550%, 5/15/19	2,786,000	3,324,102
7.375%, 11/1/29	100,000	109,188
9.400%, 5/15/39	135,000	178,490
E.I. du Pont de Nemours & Co. 5.000%, 7/15/13	300,000	323,174
5.875%, 1/15/14	841,000	929,000
3.250%, 1/15/15	250,000	247,658
5.250%, 12/15/16	100,000	105,694
6.000%, 7/15/18	1,150,000	1,254,844
4.625%, 1/15/20^	100,000	97,900
Eastman Chemical Co. 5.500%, 11/15/19	537,000	535,324
Monsanto Co. 7.375%, 8/15/12	300,000	340,045
5.125%, 4/15/18	100,000	104,342
5.875%, 4/15/38	300,000	309,876
Mosaic Co. 7.625%, 12/1/16§	1,200,000	1,311,643
Potash Corp of Saskatchewan, Inc.
5.250%, 5/15/14	80,000	85,968
3.750%, 9/30/15	80,000	79,617
6.500%, 5/15/19	65,000	71,991
4.875%, 3/30/20	70,000	69,064
PPG Industries, Inc. 5.750%, 3/15/13	1,685,000	1,799,056
Praxair, Inc. 4.625%, 3/30/15	500,000	531,777
Rohm & Haas Co. 5.600%, 3/15/13	800,000	844,342
Sherwin-Williams Co. 3.125%, 12/15/14	250,000	246,910
Valspar Corp. 7.250%, 6/15/19	200,000	219,475

		15,119,396

Construction Materials (0.0%)
Holcim U.S. Finance S.a.r.l & Cie S.C.S.
6.000%, 12/30/19§	217,000	225,873
Lafarge S.A. 6.150%, 7/15/11	783,000	815,951

		1,041,824

Containers & Packaging (0.1%)
Bemis Co., Inc. 5.650%, 8/1/14	55,000	58,542
6.800%, 8/1/19	45,000	49,475
Packaging Corp. of America 5.750%, 8/1/13	1,675,000	1,795,104

		1,903,121

Metals & Mining (1.1%)
Alcoa, Inc. 6.000%, 7/15/13^	300,000	316,030
6.750%, 7/15/18^	2,360,000	2,407,365

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

5.870%, 2/23/22	$720,000	$668,582
5.900%, 2/1/27	300,000	270,440
5.950%, 2/1/37	1,475,000	1,265,877
Allegheny Technologies, Inc. 9.375%, 6/1/19	150,000	172,658
Anglo American Capital plc 9.375%, 4/8/19^§	2,055,000	2,610,281
ArcelorMittal S.A. 5.375%, 6/1/13	300,000	316,575
9.000%, 2/15/15	225,000	265,747
6.125%, 6/1/18	2,920,000	3,012,961
9.850%, 6/1/19	250,000	323,350
ArcelorMittal USA Partnership 9.750%, 4/1/14	510,000	535,500
Barrick Australian Finance Pty Ltd.
5.950%, 10/15/39	200,000	195,192
Barrick Gold Corp. 6.950%, 4/1/19	250,000	281,486
Barrick N.A. Finance LLC 7.500%, 9/15/38	300,000	344,501
BHP Billiton Finance USA Ltd. 4.800%, 4/15/13	300,000	319,322
5.500%, 4/1/14	500,000	548,416
7.250%, 3/1/16	3,028,000	3,450,981
5.400%, 3/29/17	500,000	535,689
6.500%, 4/1/19	500,000	573,528
Freeport-McMoRan Copper & Gold, Inc.
8.250%, 4/1/15	605,000	659,450
8.375%, 4/1/17	7,590,000	8,311,050
Newmont Mining Corp. 5.125%, 10/1/19	585,000	585,273
6.250%, 10/1/39	325,000	325,389
Nucor Corp. 5.750%, 12/1/17	300,000	322,532
Rio Tinto Finance USA Ltd. 5.875%, 7/15/13	300,000	323,711
8.950%, 5/1/14	315,000	377,465
6.500%, 7/15/18	2,410,000	2,647,337
9.000%, 5/1/19	1,320,000	1,670,576
7.125%, 7/15/28	700,000	792,327
Steel Capital SA for OAO Severstal
9.750%, 7/29/13§	945,000	952,087
United States Steel Corp. 5.650%, 6/1/13^	2,434,000	2,421,849
Vale Overseas Ltd. 6.250%, 1/23/17	1,000,000	1,043,116
6.875%, 11/21/36	600,000	599,497
6.875%, 11/10/39	170,000	171,143

		39,617,283

Paper & Forest Products (0.2%)
Celulosa Arauco y Constitucion S.A.
8.625%, 8/15/10	359,000	375,947
International Paper Co. 5.300%, 4/1/15	1,915,000	1,974,179
7.950%, 6/15/18	1,795,000	2,070,371
7.500%, 8/15/21^	949,000	1,063,327
Westvaco Corp.
8.200%, 1/15/30	1,130,000	1,162,528

		6,646,352

Total Materials		64,327,976

	Principal Amount	Value (Note 1)

Telecommunication Services (1.7%)
Diversified Telecommunication Services (1.3%)
AT&T Corp.
7.300%, 11/15/11	$1,500,000	$1,651,605
8.000%, 11/15/31	400,000	488,207
AT&T, Inc.
4.950%, 1/15/13	300,000	320,064
4.850%, 2/15/14^	500,000	531,647
5.100%, 9/15/14	300,000	322,698
5.625%, 6/15/16	600,000	644,545
5.800%, 2/15/19	850,000	906,067
6.500%, 9/1/37	250,000	259,125
6.300%, 1/15/38	700,000	711,014
6.400%, 5/15/38	300,000	308,301
6.550%, 2/15/39	750,000	790,246
BellSouth Capital Funding Corp. 7.875%, 2/15/30	1,000,000	1,141,821
British Telecommunications plc
9.125%, 12/15/10	2,240,000	2,399,757
9.625%, 12/15/30	500,000	637,108
CenturyTel, Inc. 7.600%, 9/15/39	500,000	512,419
Deutsche Telekom International Finance B.V.
5.250%, 7/22/13	750,000	796,132
4.875%, 7/8/14	250,000	262,162
6.000%, 7/8/19	200,000	213,534
8.750%, 6/15/30	700,000	900,277
Embarq Corp.
7.082%, 6/1/16	3,000,000	3,313,734
7.995%, 6/1/36	100,000	107,570
France Telecom S.A.
7.750%, 3/1/11	600,000	643,062
4.375%, 7/8/14	500,000	522,481
8.500%, 3/1/31	600,000	798,488
Pacific Bell Telephone Co. 6.625%, 10/15/34	1,970,000	1,951,969
Qwest Corp.
7.875%, 9/1/11	1,540,000	1,613,150
8.875%, 3/15/12	1,420,000	1,526,500
7.500%, 10/1/14	1,525,000	1,584,094
8.375%, 5/1/16	165,000	176,962
Telecom Italia Capital S.A.
4.000%, 1/15/10	2,405,000	2,406,852
5.250%, 11/15/13	300,000	315,537
6.175%, 6/18/14	2,035,000	2,205,722
5.250%, 10/1/15	600,000	627,328
7.175%, 6/18/19	200,000	222,973
7.721%, 6/4/38	850,000	978,632
Telefonica Emisiones S.A.U.
4.949%, 1/15/15	130,000	138,962
6.421%, 6/20/16	1,200,000	1,331,918
5.877%, 7/15/19	195,000	209,007
7.045%, 6/20/36	500,000	570,950
Verizon Communications, Inc.
7.375%, 9/1/12	600,000	676,329
4.350%, 2/15/13	20,000	20,920
5.250%, 4/15/13	2,945,000	3,174,622
5.500%, 2/15/18	1,000,000	1,043,571
6.100%, 4/15/18	300,000	326,073
6.350%, 4/1/19	1,000,000	1,103,230
7.750%, 12/1/30	700,000	822,345

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

6.400%, 2/15/38	$1,350,000	$1,411,302
6.900%, 4/15/38	100,000	110,834
Verizon New Jersey, Inc. Series A
5.875%, 1/17/12	545,000	580,666
Windstream Corp. 7.875%, 11/1/17§(b)	710,000	701,125

		45,013,637

Wireless Telecommunication Services (0.4%)
America Movil S.A.B. de C.V.
5.625%, 11/15/17	500,000	517,669
6.375%, 3/1/35^	100,000	103,229
Cellco Partnership/Verizon Wireless Capital LLC
3.750%, 5/20/11	500,000	515,583
5.550%, 2/1/14	1,000,000	1,085,278
8.500%, 11/15/18	750,000	930,286
New Cingular Wireless Services, Inc.
7.875%, 3/1/11	660,000	709,102
8.125%, 5/1/12	1,950,000	2,203,369
8.750%, 3/1/31	1,100,000	1,421,540
Rogers Communications, Inc.
6.800%, 8/15/18	600,000	671,954
7.500%, 8/15/38	100,000	117,894
U.S. Cellular Corp. 6.700%, 12/15/33	905,000	890,021
Vodafone Group plc
7.750%, 2/15/10	1,925,000	1,939,707
5.500%, 6/15/11	1,385,000	1,460,703
5.000%, 12/16/13	300,000	317,653
4.150%, 6/10/14	400,000	411,513
5.625%, 2/27/17	600,000	637,301
5.450%, 6/10/19	200,000	207,103
6.150%, 2/27/37	500,000	520,862

		14,660,767

Total Telecommunication Services		59,674,404

Utilities (1.9%)
Electric Utilities (1.4%)
Allegheny Energy Supply Co. LLC
5.750%, 10/15/19§	2,250,000	2,185,490
Ameren Corp. 8.875%, 5/15/14	1,400,000	1,572,512
Ameren Energy Generating Co. 6.300%, 4/1/20	100,000	98,195
American Transmission Systems, Inc. 5.250%, 1/15/22§(b)	705,000	696,152
Appalachian Power Co. 7.000%, 4/1/38	250,000	275,009
Arizona Public Service Co. 8.750%, 3/1/19	1,000,000	1,165,058
Baltimore Gas & Electric Co. 6.125%, 7/1/13	500,000	540,282
Carolina Power & Light Co.
6.500%, 7/15/12	1,480,000	1,622,641
6.300%, 4/1/38	500,000	540,256
CenterPoint Energy Houston Electric LLC
7.000%, 3/1/14^	1,000,000	1,138,562

	Principal Amount	Value (Note 1)

Columbus Southern Power Co. Series C 5.500%, 3/1/13	$300,000	$316,436
Commonwealth Edison Co. 6.450%, 1/15/38	600,000	641,428
Consolidated Edison Co. of New York, Inc.
7.125%, 12/1/18	1,000,000	1,155,559
Series 07-A 6.300%, 8/15/37	100,000	107,689
Series 08-B 6.750%, 4/1/38	100,000	114,008
Consumers Energy Co. 6.700%, 9/15/19	500,000	563,671
Duke Energy Carolinas LLC
7.000%, 11/15/18	650,000	757,615
6.050%, 4/15/38	500,000	532,363
Duke Energy Corp. 5.650%, 6/15/13	600,000	643,626
Duke Energy Indiana, Inc. 6.450%, 4/1/39	155,000	172,841
Duke Energy Ohio, Inc.
5.700%, 9/15/12	300,000	325,358
5.450%, 4/1/19	500,000	526,916
Entergy Gulf States Louisiana LLC 5.590%, 10/1/24	90,000	89,948
Exelon Corp. 4.900%, 6/15/15	300,000	309,480
Exelon Generation Co. LLC
6.200%, 10/1/17	1,000,000	1,071,940
6.250%, 10/1/39	300,000	305,649
FirstEnergy Corp. Series B 6.450%, 11/15/11	123,000	131,887
Series C 7.375%, 11/15/31	975,000	1,056,804
FirstEnergy Solutions Corp.
4.800%, 2/15/15	200,000	204,139
6.050%, 8/15/21	400,000	403,522
6.800%, 8/15/39	278,000	280,779
Florida Power & Light Co.
5.950%, 2/1/38	350,000	367,676
5.960%, 4/1/39	175,000	184,228
Florida Power Corp. 5.650%, 6/15/18	1,000,000	1,073,246
FPL Group Capital, Inc.
5.625%, 9/1/11	905,000	962,674
6.000%, 3/1/19	750,000	807,743
Georgia Power Co.
4.250%, 12/1/19	205,000	198,654
5.950%, 2/1/39	750,000	782,892
Indiana Michigan Power Co. 7.000%, 3/15/19	1,000,000	1,115,162
Interstate Power and Light Co. 6.250%, 7/15/39	60,000	62,997
MidAmerican Energy Co. 5.750%, 11/1/35	100,000	100,111
MidAmerican Energy Holdings Co.
3.150%, 7/15/12	225,000	229,193
5.875%, 10/1/12	1,430,000	1,557,402
6.125%, 4/1/36	300,000	307,258
5.950%, 5/15/37	100,000	100,112
6.500%, 9/15/37	300,000	322,614

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

Nevada Power Co. 6.500%, 8/1/18	$300,000	$321,472
Northern States Power Co.
5.250%, 3/1/18	300,000	314,298
5.350%, 11/1/39	40,000	38,606
NSTAR 4.500%, 11/15/19	100,000	97,791
Ohio Power Co. 5.375%, 10/1/21	200,000	200,535
Oncor Electric Delivery Co.
6.375%, 5/1/12	100,000	108,005
7.000%, 9/1/22	1,000,000	1,111,849
Pacific Gas & Electric Co.
4.800%, 3/1/14	1,990,000	2,113,376
8.250%, 10/15/18	1,000,000	1,221,048
6.050%, 3/1/34	300,000	313,210
PacifiCorp
5.650%, 7/15/18	500,000	536,928
6.000%, 1/15/39	300,000	315,288
Pepco Holdings, Inc. 6.450%, 8/15/12	500,000	536,635
Portland General Electric Co. 6.100%, 4/15/19	250,000	276,185
PPL Electric Utilities Corp. 6.250%, 5/15/39	30,000	32,152
PPL Energy Supply LLC 6.500%, 5/1/18	100,000	104,270
Progress Energy, Inc. 7.100%, 3/1/11	571,000	604,360
Public Service Co. of Colorado 7.875%, 10/1/12	450,000	516,328
5.125%, 6/1/19	50,000	52,010
6.500%, 8/1/38	500,000	560,574
Public Service Co. of Oklahoma 5.150%, 12/1/19	75,000	74,463
Public Service Electric & Gas Co. 5.375%, 9/1/13	300,000	322,924
5.300%, 5/1/18	500,000	524,886
Puget Sound Energy, Inc. 5.757%, 10/1/39	250,000	241,897
San Diego Gas & Electric Co. 6.000%, 6/1/39	30,000	32,213
South Carolina Electric & Gas Co.
6.050%, 1/15/38	100,000	104,997
Southern California Edison Co. 5.750%, 3/15/14	600,000	663,436
5.950%, 2/1/38	100,000	105,050
6.050%, 3/15/39	500,000	532,791
Southern Co. 4.150%, 5/15/14	75,000	77,126
Series A 5.300%, 1/15/12	1,130,000	1,210,704
Southern Natural Gas Co. 5.900%, 4/1/17§	500,000	513,468
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.150%, 11/15/13§	3,950,000	4,122,366
Tampa Electric Co. 6.100%, 5/15/18	100,000	106,428
Toledo Edison Co. 6.150%, 5/15/37	500,000	494,018

	Principal Amount	Value (Note 1)

Union Electric Co. 6.700%, 2/1/19	$550,000	$607,228
8.450%, 3/15/39	200,000	263,989
Virginia Electric & Power Co. 5.000%, 6/30/19	200,000	203,888
8.875%, 11/15/38	300,000	423,472
Series A 4.750%, 3/1/13	300,000	313,892
6.000%, 5/15/37	100,000	103,544
Wisconsin Electric Power Co. 4.250%, 12/15/19	100,000	97,675
Wisconsin Power & Light Co. 5.000%, 7/15/19	100,000	100,806

		48,333,958

Gas Utilities (0.0%)
Boardwalk Pipelines LP 5.750%, 9/15/19	200,000	197,202
EQT Corp. 8.125%, 6/1/19	125,000	144,422
ONEOK, Inc. 6.000%, 6/15/35	100,000	93,332
Plains All American Pipeline LP 8.750%, 5/1/19	150,000	176,864

		611,820

Independent Power Producers & Energy Traders (0.2%)
AES Corp. 7.750%, 3/1/14	555,000	563,325
7.750%, 10/15/15	355,000	360,325
NRG Energy, Inc. 7.250%, 2/1/14	1,425,000	1,442,812
RRI Energy, Inc. 7.625%, 6/15/14	515,000	509,850
Tennessee Valley Authority 5.500%, 7/18/17	600,000	654,000
6.150%, 1/15/38	1,500,000	1,661,273
5.250%, 9/15/39^	425,000	421,113

		5,612,698

Multi-Utilities (0.3%)
Alliant Energy Corp. 4.000%, 10/15/14	100,000	100,025
Avista Corp. 5.125%, 4/1/22	115,000	112,759
CenterPoint Energy Resources Corp. 6.000%, 5/15/18	500,000	513,398
Series B 7.875%, 4/1/13	300,000	337,912
DCP Midstream LLC 7.875%, 8/16/10	400,000	415,850
Dominion Resources, Inc. 5.000%, 12/1/14	300,000	319,503
8.875%, 1/15/19	500,000	623,107
5.200%, 8/15/19	210,000	213,274
5.950%, 6/15/35	100,000	99,464
DTE Energy Co. 7.625%, 5/15/14	75,000	83,727
6.350%, 6/1/16	300,000	311,735
National Grid plc 6.300%, 8/1/16	500,000	543,776

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount		Value (Note 1)

NiSource Finance Corp. 7.875%, 11/15/10		$660,000	$691,918
10.750%, 3/15/16		1,000,000	1,232,184
6.800%, 1/15/19		1,385,000	1,481,184
5.450%, 9/15/20		100,000	96,970
6.125%, 3/1/22		100,000	102,055
Sempra Energy 6.000%, 2/1/13		300,000	319,901
6.500%, 6/1/16		590,000	639,860
Veolia Environnement 6.000%, 6/1/18		885,000	934,501
Wisconsin Energy Corp. 6.250%, 5/15/67(l)		765,000	680,850

			9,853,953

Total Utilities			64,412,429

Total Corporate Bonds			899,537,089

Government Securities (67.4%)
Foreign Governments (2.3%)
Canadian Government Bond 2.375%, 9/10/14		700,000	687,843
3.750%, 6/1/19	CAD	24,185,000	23,379,103
Croatia Government International Bond 6.750%, 11/5/19§		$2,610,000	2,811,168
Export Development Canada 1.750%, 9/24/12		1,000,000	996,957
3.500%, 5/16/13		600,000	622,261
Export-Import Bank of Korea
8.125%, 1/21/14		1,500,000	1,741,332
5.875%, 1/14/15		100,000	107,311
Federative Republic of Brazil
10.250%, 6/17/13		1,000,000	1,235,000
8.000%, 1/15/18		1,180,555	1,347,014
8.875%, 10/14/19		800,000	1,032,000
8.875%, 4/15/24		600,000	780,000
10.125%, 5/15/27		1,100,000	1,617,000
8.250%, 1/20/34		3,090,000	3,947,475
11.000%, 8/17/40		500,000	666,250
5.625%, 1/7/41		300,000	282,750
Oesterreichische Kontrollbank AG
2.875%, 3/15/11		600,000	613,815
4.750%, 10/16/12		800,000	855,212
5.000%, 4/25/17		500,000	520,338
Peruvian Government International Bond
7.125%, 3/30/19		3,660,000	4,209,000
Province of Manitoba
5.000%, 2/15/12		600,000	640,864
Province of Nova Scotia
5.125%, 1/26/17		300,000	319,443
Province of Ontario
2.625%, 1/20/12		1,500,000	1,530,807
4.950%, 6/1/12		500,000	536,292
4.100%, 6/16/14		1,000,000	1,043,615
4.950%, 11/28/16		600,000	643,025
4.000%, 10/7/19		400,000	383,017
Province of Quebec
4.875%, 5/5/14		600,000	645,269
4.625%, 5/14/18		600,000	613,409
7.125%, 2/9/24		500,000	588,058

	Principal Amount	Value (Note 1)

7.500%, 9/15/29	$500,000	$629,049
Republic of Chile
5.500%, 1/15/13	500,000	551,650
Republic of Italy
3.500%, 7/15/11	1,600,000	1,652,197
4.375%, 6/15/13	1,000,000	1,055,190
5.250%, 9/20/16	1,300,000	1,384,518
6.875%, 9/27/23	1,000,000	1,131,888
Republic of Korea
5.750%, 4/16/14	500,000	546,530
7.125%, 4/16/19	500,000	572,337
Republic of Lithuania
6.750%, 1/15/15§	2,565,000	2,611,465
Republic of Peru
8.375%, 5/3/16	750,000	905,625
7.125%, 3/30/19	250,000	287,500
6.550%, 3/14/37	300,000	312,000
Republic of Poland
5.000%, 10/19/15	1,000,000	1,050,138
6.375%, 7/15/19	2,090,000	2,285,478
Republic of South Africa
6.875%, 5/27/19	300,000	336,750
5.875%, 5/30/22^	700,000	717,500
Russian Federation
7.500%, 3/31/30(e)(m)	2,039,800	2,302,424
State of Israel
5.125%, 3/1/14	100,000	107,535
5.125%, 3/26/19	450,000	455,972
United Mexican States
6.375%, 1/16/13	300,000	331,500
5.875%, 2/17/14	750,000	815,625
5.625%, 1/15/17	1,100,000	1,146,750
5.950%, 3/19/19	1,000,000	1,057,500
8.300%, 8/15/31	700,000	865,410
6.050%, 1/11/40	1,100,000	1,057,430

		78,565,589

Municipal Bonds (0.2%)
Bay Area Toll Authority California State
6.263%, 4/1/49	300,000	286,563
Central Puget Sound Washington Regional Transportation Authority
5.491%, 11/1/39	200,000	191,610
Clark County, Nevada Airport Revenue
6.881%, 7/1/42	200,000	192,796
Los Angeles, California Unified School District
5.755%, 7/1/29	100,000	92,460
5.750%, 7/1/34	250,000	230,895
Metropolitan Washington Airports Authority
7.462%, 10/1/46	290,000	291,923
North Texas Tollway Authority
6.718%, 1/1/49	288,000	299,154
State of California
7.550%, 4/1/39	1,390,000	1,347,007
7.350%, 11/1/39	200,000	189,188
State of Georgia
4.503%, 11/1/25	100,000	97,822
State of Illinois
5.100%, 6/1/33	1,600,000	1,332,640
State of Massachusetts
5.456%, 12/1/39	250,000	238,918

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

State of New York
5.206%, 10/1/31	$150,000	$135,685
5.770%, 3/15/39	60,000	58,180
State of Utah
4.554%, 7/1/24	180,000	174,719
State of Washington
5.481%, 8/1/39	200,000	194,470

		5,354,030

Supranational (1.2%)
African Development Bank
1.875%, 1/23/12	1,000,000	997,003
3.000%, 5/27/14	1,000,000	1,007,245
Asian Development Bank
3.000%, 2/15/11	600,000	613,881
4.250%, 10/20/14	600,000	633,393
5.500%, 6/27/16	2,375,000	2,629,351
Corp. Andina de Fomento
5.750%, 1/12/17	500,000	508,848
8.125%, 6/4/19	150,000	173,322
Eksportfinans A/S
5.500%, 5/25/16	4,910,000	5,289,980
European Bank for Reconstruction & Development
1.250%, 6/10/11	1,000,000	1,002,610
European Investment Bank
3.250%, 2/15/11	2,500,000	2,564,715
2.625%, 5/16/11	1,000,000	1,021,127
3.125%, 7/15/11	2,300,000	2,369,283
1.750%, 9/14/12	1,000,000	996,728
3.250%, 5/15/13	1,000,000	1,029,371
4.250%, 7/15/13	1,600,000	1,699,747
3.000%, 4/8/14	1,000,000	1,008,225
3.125%, 6/4/14	500,000	505,799
4.875%, 1/17/17	600,000	642,940
5.125%, 5/30/17	1,300,000	1,423,370
4.875%, 2/15/36	1,225,000	1,166,566
Inter-American Development Bank
4.375%, 9/20/12	600,000	638,471
4.750%, 10/19/12	1,000,000	1,075,109
3.500%, 3/15/13	1,000,000	1,040,244
5.125%, 9/13/16	1,840,000	2,005,836
International Bank for Reconstruction & Development
2.000%, 4/2/12	2,000,000	2,023,410
5.000%, 4/1/16	600,000	648,636
9.250%, 7/15/17	865,000	1,166,497
4.750%, 2/15/35	100,000	96,216
International Finance Corp.
3.000%, 4/22/14	1,275,000	1,277,875
Japan Finance Corp.
Series DTC 4.250%, 6/18/13	600,000	633,781
Korea Development Bank
5.300%, 1/17/13	600,000	630,034
Nordic Investment Bank
3.625%, 6/17/13	600,000	625,285
2.625%, 10/6/14	300,000	295,661
5.000%, 2/1/17^	1,540,000	1,650,724
Svensk Exportkredit AB
5.125%, 3/1/17	300,000	316,805

		41,408,088

	Principal Amount	Value (Note 1)

U.S. Government Agencies (38.5%)
Federal Farm Credit Bank
3.875%, 8/25/11	$100,000	$104,532
1.125%, 10/3/11	200,000	199,609
1.875%, 12/7/12	300,000	299,936
2.300%, 9/3/13	1,000,000	986,454
2.625%, 4/17/14	1,000,000	996,799
2.970%, 12/2/14	1,000,000	987,883
Federal Home Loan Bank
4.625%, 2/18/11	2,000,000	2,088,072
1.375%, 5/16/11	1,000,000	1,007,047
3.375%, 6/24/11	5,000,000	5,165,350
3.625%, 7/1/11	5,000,000	5,194,740
1.625%, 7/27/11	3,000,000	3,028,683
5.375%, 8/19/11	2,300,000	2,455,149
3.625%, 9/16/11	3,000,000	3,130,176
1.250%, 10/19/11	200,000	200,087
4.875%, 11/18/11	2,000,000	2,136,196
1.875%, 6/20/12	500,000	503,470
2.000%, 9/24/12	500,000	500,010
1.875%, 11/19/12	1,500,000	1,481,079
1.625%, 11/21/12	650,000	645,300
2.000%, 12/28/12	200,000	198,061
5.125%, 8/14/13	1,300,000	1,431,041
4.000%, 9/6/13	1,600,000	1,699,056
2.500%, 10/15/13	1,000,000	991,022
5.250%, 6/18/14	4,000,000	4,443,644
5.500%, 8/13/14^	1,300,000	1,458,521
4.750%, 12/16/16	500,000	536,369
4.875%, 5/17/17	1,500,000	1,603,958
5.000%, 11/17/17	31,495,000	34,068,740
5.500%, 7/15/36	300,000	307,757
Federal Home Loan Mortgage Corp.
2.000%, 2/25/11	1,000,000	1,001,893
3.250%, 2/25/11	10,000,000	10,275,510
2.000%, 3/16/11	2,000,000	2,004,984
1.625%, 4/26/11	950,000	960,221
3.875%, 6/29/11	6,700,000	6,990,097
5.250%, 7/18/11	5,000,000	5,325,835
1.125%, 12/15/11	600,000	598,136
2.350%, 3/2/12	750,000	756,589
2.125%, 3/23/12	3,000,000	3,045,975
2.500%, 3/23/12	3,000,000	3,011,757
2.000%, 4/27/12	400,000	402,664
1.750%, 6/15/12	1,000,000	1,004,429
2.000%, 6/15/12	350,000	351,258
2.000%, 10/1/12	700,000	700,533
2.000%, 11/5/12	500,000	498,933
2.250%, 11/19/12	1,000,000	997,548
4.125%, 12/21/12	5,000,000	5,317,510
2.500%, 4/8/13	1,000,000	1,004,722
3.750%, 6/28/13	1,000,000	1,053,877
2.500%, 1/7/14	5,300,000	5,305,994
4.500%, 1/15/14	5,000,000	5,404,705
3.250%, 2/18/14	2,500,000	2,509,428
3.250%, 3/3/14	2,000,000	2,004,872
2.500%, 4/23/14^	1,000,000	999,415
5.000%, 7/15/14	2,000,000	2,197,202
3.000%, 7/28/14^	2,000,000	2,027,020
3.000%, 12/30/14	500,000	493,560
4.750%, 11/17/15	3,000,000	3,245,904

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

5.500%, 7/18/16	$1,000,000	$1,118,156
5.000%, 4/18/17	400,000	434,343
5.125%, 11/17/17^	7,073,000	7,700,630
4.875%, 6/13/18	6,500,000	6,952,764
4.250%, 12/12/18	1,000,000	986,321
3.750%, 3/27/19^	1,725,000	1,691,226
4.500%, 12/1/19	6,299,588	6,546,157
5.000%, 12/1/21	5,333,755	5,610,652
5.500%, 8/1/22	847,372	901,922
6.000%, 9/1/22	681,406	729,424
5.500%, 1/1/23	1,744,512	1,849,182
5.500%, 2/1/23	798,053	845,687
5.500%, 4/1/23	125,380	132,824
5.000%, 5/1/23	882,041	924,110
5.000%, 7/1/23	1,681,225	1,761,411
5.500%, 7/1/23	446,001	472,483
5.500%, 8/1/23	464,114	491,670
5.000%, 11/1/23	1,532,969	1,606,084
5.500%, 12/1/23	566,746	600,520
5.000%, 1/1/24	1,683,227	1,763,509
4.000%, 2/1/24	930,629	938,081
5.000%, 3/1/24	776,373	813,403
5.000%, 4/1/24	1,728,150	1,810,574
4.000%, 7/1/24	5,332,255	5,374,955
4.500%, 7/1/24	6,637,148	6,832,632
6.750%, 3/15/31	600,000	730,674
6.250%, 7/15/32	300,000	348,312
2.906%, 3/1/34(l)	942,154	977,228
5.500%, 1/1/35	2,515,891	2,646,403
5.500%, 7/1/35	5,767,144	6,069,018
4.500%, 8/1/35	2,104,536	2,110,455
4.500%, 9/1/35	1,902,559	1,907,910
4.500%, 10/1/35	4,316,869	4,329,010
5.000%, 11/1/35	10,595,547	10,890,650
5.000%, 12/1/35	4,522,418	4,646,255
4.712%, 4/1/36(l)	5,191,948	5,420,856
6.000%, 6/1/36	20,112,157	21,410,805
5.000%, 10/1/36	18,750,662	19,265,439
6.500%, 11/1/36	10,284,439	11,030,864
5.500%, 12/1/36	343,796	361,040
5.739%, 12/1/36(l)	6,740,215	7,054,404
7.000%, 2/1/37	10,449,354	11,435,103
5.500%, 3/1/37	1,170,332	1,227,935
4.500%, 4/1/37	1,888,835	1,898,279
5.862%, 5/1/37(l)	4,825,125	5,111,626
6.000%, 5/1/37	729,052	774,760
5.500%, 11/1/37	372,761	391,108
5.619%, 11/1/37(l)	1,788,344	1,865,942
5.318%, 1/1/38(l)	6,982,341	7,293,439
5.500%, 4/1/38	13,338,339	14,011,509
5.500%, 5/1/38	8,137,544	8,538,064
4.500%, 6/1/38	6,563,698	6,576,005
5.500%, 7/1/38	15,074,535	15,816,486
6.000%, 7/1/38	2,519,963	2,686,615
5.500%, 8/1/38	1,548,326	1,624,533
6.000%, 8/1/38	556,488	590,681
5.000%, 9/1/38	8,199,359	8,418,756
5.500%, 9/1/38	687,803	721,656
6.000%, 9/1/38	423,366	449,380
5.500%, 10/1/38	2,536,338	2,661,174
6.000%, 10/1/38	63,129	67,008

	Principal Amount	Value (Note 1)

5.000%, 11/1/38	$2,585,677	$2,659,712
5.500%, 11/1/38	5,944,666	6,237,255
6.000%, 11/1/38	15,073,655	15,999,860
5.500%, 1/1/39	14,701,618	15,441,295
4.500%, 2/1/39	7,293,874	7,284,756
4.000%, 5/1/39	4,911,889	4,742,659
4.500%, 6/1/39	4,925,194	4,919,038
4.000%, 7/1/39	5,032,494	4,859,109
4.500%, 7/1/39	4,893,209	4,887,092
5.000%, 7/1/39	7,894,158	8,105,388
5.000%, 9/1/39	1,495,335	1,535,580
4.500%, 10/1/39	12,954,724	12,938,999
4.000%, 1/15/25 TBA	4,000,000	4,025,625
4.500%, 1/15/40 TBA	2,000,000	1,995,312
Federal National Mortgage Association
2.000%, 2/11/11	2,000,000	2,003,572
2.000%, 3/2/11	2,000,000	2,005,612
5.500%, 3/15/11	1,500,000	1,585,202
1.750%, 3/23/11	5,000,000	5,061,100
2.000%, 4/1/11	1,250,000	1,255,245
1.750%, 4/15/11	700,000	702,132
1.375%, 4/28/11	650,000	654,780
6.000%, 5/15/11	1,300,000	1,391,766
3.625%, 8/15/11	4,000,000	4,167,464
1.000%, 11/23/11	585,000	583,636
2.000%, 1/9/12	3,000,000	3,043,629
5.000%, 2/16/12	2,600,000	2,798,518
2.500%, 2/17/12	2,500,000	2,506,745
2.150%, 4/13/12	350,000	351,769
1.875%, 4/20/12	750,000	757,811
1.500%, 4/26/12	600,000	597,779
2.000%, 9/28/12	700,000	698,739
1.875%, 10/29/12	600,000	596,390
1.750%, 12/28/12	200,000	198,204
2.170%, 3/21/13	500,000	498,415
4.625%, 10/15/13	5,200,000	5,634,819
2.750%, 2/5/14	3,000,000	3,033,903
3.000%, 9/15/14	500,000	499,641
3.000%, 9/16/14^	1,000,000	1,012,677
3.000%, 10/29/14	1,500,000	1,488,362
2.625%, 11/20/14	750,000	744,185
4.375%, 10/15/15	3,000,000	3,191,526
4.000%, 3/10/16	2,000,000	2,000,488
5.000%, 2/13/17	3,300,000	3,582,140
5.000%, 5/11/17^	1,600,000	1,737,922
5.500%, 6/1/22	741,457	787,218
5.500%, 9/1/22	122,548	130,188
6.000%, 9/1/22	15,397	16,497
6.000%, 10/1/22	2,341,608	2,508,813
5.210%, 1/25/23	500,000	501,235
4.500%, 4/1/23	9,921,723	10,230,227
5.000%, 4/1/23	708,080	741,853
5.000%, 5/1/23	6,086,134	6,376,414
5.500%, 5/1/23	4,821,897	5,113,421
4.500%, 6/1/23	3,273,053	3,379,939
5.000%, 6/1/23	8,973,921	9,401,934
5.000%, 7/1/23	839,910	879,970
5.000%, 8/1/23	5,492,047	5,753,992
5.500%, 9/1/23	1,741,129	1,845,868
5.500%, 10/1/23	58,156	61,690
6.000%, 12/1/23	1,534,714	1,641,904

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

4.000%, 2/1/24	$3,302,684	$3,328,615
5.000%, 5/20/24	500,000	491,173
4.000%, 6/1/24	6,744,577	6,797,533
5.375%, 6/25/24	500,000	492,889
4.500%, 7/1/24	12,537,516	12,919,519
9.000%, 8/1/26	4,383	4,969
6.500%, 12/1/28	2,916,332	3,155,335
6.250%, 5/15/29^	19,700,000	22,527,896
7.125%, 1/15/30	1,100,000	1,387,060
6.625%, 11/15/30	3,000,000	3,605,424
5.500%, 4/1/33	8,748,994	9,200,114
5.500%, 7/1/33	3,184,632	3,348,839
5.000%, 11/1/33	7,771,460	8,004,908
5.500%, 11/1/33	1,896,061	1,993,827
4.734%, 3/1/34(l)	2,621,492	2,729,403
5.500%, 4/1/34	1,465,446	1,541,008
5.500%, 5/1/34	899,258	945,626
5.500%, 11/1/34	4,350,970	4,575,317
5.500%, 2/1/35	7,263,697	7,638,231
6.000%, 4/1/35	9,722,487	10,379,135
5.000%, 6/1/35	4,565,757	4,700,055
5.000%, 7/1/35	6,987,385	7,195,096
4.500%, 8/1/35	8,926,343	8,960,582
5.000%, 8/1/35	8,619,953	8,866,768
4.500%, 9/1/35	5,568,659	5,598,140
5.500%, 10/1/35	1,947,497	2,046,393
5.000%, 11/1/35	2,541,440	2,616,194
5.500%, 12/1/35	10,320,303	10,844,380
5.476%, 1/1/36(l)	4,629,922	4,875,044
5.000%, 2/1/36	18,034,022	18,541,934
5.500%, 3/1/36	12,565,344	13,203,427
6.000%, 3/1/36	16,682,378	17,756,958
6.000%, 5/1/36	32,578	34,656
5.500%, 6/1/36	27,710,210	29,095,721
5.000%, 7/1/36	6,784,571	6,984,133
5.500%, 7/1/36	46,974	49,322
6.000%, 7/1/36	56,843	60,469
6.000%, 8/1/36	61,058	64,953
6.000%, 9/1/36	6,625,256	7,042,086
6.500%, 9/1/36	18,937,652	20,344,661
5.500%, 11/1/36	59,082	61,999
6.500%, 11/1/36	725,377	778,590
5.500%, 1/1/37	4,050,886	4,250,899
6.500%, 1/1/37	572,651	614,660
5.956%, 2/1/37(l)	2,715,268	2,852,248
5.500%, 3/1/37	3,659,805	3,845,573
6.000%, 3/1/37	20,393	21,656
6.000%, 5/1/37	55,609	59,147
6.000%, 6/1/37	871,487	924,899
6.000%, 7/1/37	856,375	908,861
4.891%, 8/1/37(l)	1,609,504	1,687,598
6.000%, 8/1/37	1,225,350	1,300,451
5.401%, 9/1/37(l)	1,847,655	1,948,986
6.000%, 9/1/37	804,686	854,004
5.609%, 10/1/37(l)	4,793,477	5,058,163
6.000%, 10/1/37	1,168,603	1,240,225
6.500%, 10/1/37	1,005,250	1,078,366
6.000%, 11/1/37	15,271,052	16,206,702
6.500%, 11/1/37	1,168,286	1,253,513
6.500%, 12/1/37	327,428	351,141
5.000%, 2/1/38	5,798,671	5,960,173

	Principal Amount	Value (Note 1)

6.000%, 2/1/38	$1,841,825	$1,954,133
4.500%, 3/1/38	30,988	30,968
5.500%, 3/1/38	4,040,519	4,236,232
6.000%, 5/1/38	76,663	81,314
4.500%, 6/1/38	69,371	69,327
6.000%, 6/1/38	19,427	20,605
4.966%, 7/1/38(l)	6,826,196	7,099,175
5.500%, 7/1/38	30,744,624	32,233,817
6.000%, 7/1/38	111,336	118,223
6.000%, 8/1/38	51,136	54,349
6.000%, 9/1/38	8,647,052	9,173,370
6.500%, 9/1/38	340,822	365,505
6.000%, 10/1/38	788,404	836,232
6.000%, 11/1/38	5,479,828	5,812,256
6.500%, 11/1/38	546,610	586,197
6.000%, 12/1/38	901,401	956,083
4.500%, 1/1/39	30,871	30,852
5.000%, 1/1/39	9,372,167	9,631,733
5.395%, 1/1/39(l)	1,324,826	1,385,703
5.580%, 1/1/39(l)	4,305,625	4,539,214
6.000%, 1/1/39	823,240	873,181
4.000%, 2/1/39	231,835	224,391
4.500%, 3/1/39	1,971,478	1,970,246
5.000%, 3/1/39	4,648,664	4,778,137
4.000%, 4/1/39	137,028	132,564
4.500%, 5/1/39	4,898,770	4,897,239
4.000%, 6/1/39	3,941,265	3,812,866
4.500%, 6/1/39	17,756,145	17,745,048
4.000%, 7/1/39	2,604,517	2,519,667
4.500%, 7/1/39	11,910,327	11,902,883
4.000%, 8/1/39	10,941,353	10,584,904
4.500%, 8/1/39	985,732	985,116
4.000%, 9/1/39	3,467,129	3,354,176
4.500%, 9/1/39	9,938,357	9,933,698
5.000%, 10/1/39	1,488,295	1,529,282
4.500%, 1/25/40 TBA	3,000,000	2,994,844
5.000%, 1/25/40 TBA	12,000,000	12,315,937
6.000%, 1/25/40 TBA	49,935,000	52,892,091
Government National Mortgage Association
8.500%, 10/15/17	1,862	2,056
8.500%, 11/15/17	6,580	7,265
8.000%, 7/15/26	388	428
6.500%, 9/15/36	166,449	177,814
5.500%, 4/15/37	845,237	889,414
5.500%, 5/15/37	187,014	196,555
6.500%, 5/15/37	306,624	327,082
6.500%, 9/15/37	195,607	208,536
6.500%, 10/15/37	243,773	260,723
6.000%, 1/15/38	29,501	31,279
5.500%, 2/15/38	11,630,725	12,260,420
5.500%, 4/15/38	837,824	880,042
6.000%, 4/15/38	30,075	31,868
5.500%, 6/15/38	2,087,448	2,192,636
6.500%, 6/15/38	267,558	285,075
5.500%, 7/15/38	657,128	690,241
6.000%, 7/15/38	2,542,081	2,693,612
5.500%, 8/15/38	1,413,226	1,484,439
6.000%, 8/15/38	1,071,594	1,135,471
6.500%, 8/15/38	1,204,841	1,283,720
6.000%, 9/15/38	1,470,782	1,558,455
6.500%, 9/15/38	1,550,185	1,651,674

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

6.000%, 10/15/38	$8,021,581	$8,499,743
6.500%, 10/15/38	1,512,501	1,611,523
6.000%, 11/15/38	1,955,521	2,072,088
5.500%, 12/15/38	5,375,383	5,646,251
6.000%, 12/15/38	3,535,012	3,745,732
6.500%, 12/15/38	1,962,113	2,090,571
5.500%, 1/15/39	2,265,268	2,379,416
6.000%, 1/15/39	103,920	110,114
5.000%, 2/15/39	11,416,922	11,770,133
4.500%, 4/15/39	7,900,595	7,924,050
4.500%, 5/15/39	5,951,314	5,969,912
4.500%, 6/15/39	8,442,672	8,467,737
5.000%, 6/15/39	982,156	1,014,996
4.000%, 9/15/39	3,985,214	3,858,808
4.500%, 9/15/39	2,986,554	2,995,420
5.000%, 9/15/39	7,402,537	7,631,553
4.500%, 12/15/39	2,000,000	2,006,250
6.500%, 1/15/40 TBA	3,100,000	3,303,438
4.500%, 1/25/40 TBA	2,000,000	2,001,875
5.000%, 1/25/40 TBA	13,000,000	13,372,735
5.500%, 1/25/40 TBA	29,925,000	31,358,126
6.000%, 1/25/40 TBA	28,125,000	29,724,609

		1,330,645,518

U.S. Treasuries (25.2%)
U.S. Treasury Bonds 1.000%, 12/31/11	6,000,000	5,983,128
3.000%, 7/15/12 TIPS	8,235,000	10,645,233
11.250%, 2/15/15	4,700,000	6,630,671
9.875%, 11/15/15	6,500,000	8,930,896
9.250%, 2/15/16	5,000,000	6,734,765
7.250%, 5/15/16	3,300,000	4,085,040
7.500%, 11/15/16	1,000,000	1,260,234
8.750%, 5/15/17	2,000,000	2,703,282
9.125%, 5/15/18^	1,000,000	1,403,750
9.000%, 11/15/18	2,000,000	2,808,124
8.875%, 2/15/19	2,500,000	3,492,188
8.125%, 8/15/19	3,300,000	4,441,595
8.500%, 2/15/20	4,000,000	5,543,124
8.750%, 8/15/20	4,600,000	6,507,565
7.875%, 2/15/21	2,500,000	3,360,155
8.125%, 5/15/21	1,500,000	2,051,954
8.125%, 8/15/21	1,000,000	1,371,562
8.000%, 11/15/21	5,500,000	7,489,454
7.250%, 8/15/22	1,000,000	1,295,469
7.125%, 2/15/23	3,000,000	3,847,500
6.250%, 8/15/23	1,500,000	1,791,563
7.625%, 2/15/25	2,000,000	2,702,188
6.000%, 2/15/26	4,000,000	4,679,376
6.750%, 8/15/26	2,700,000	3,406,641
6.625%, 2/15/27	1,900,000	2,372,921
6.125%, 11/15/27	4,500,000	5,360,625
5.500%, 8/15/28	3,600,000	4,011,750
5.250%, 11/15/28	2,900,000	3,142,423
5.250%, 2/15/29	4,000,000	4,333,752
6.125%, 8/15/29	5,700,000	6,843,562
6.250%, 5/15/30	6,000,000	7,329,372
5.375%, 2/15/31	2,000,000	2,210,000
4.500%, 2/15/36	30,615,000	30,155,775
4.750%, 2/15/37	1,300,000	1,328,438
5.000%, 5/15/37	1,200,000	1,274,437

	Principal Amount	Value (Note 1)

4.375%, 2/15/38	$2,500,000	$2,400,000
4.500%, 5/15/38	4,400,000	4,308,564
3.500%, 2/15/39^	4,600,000	3,767,685
4.250%, 5/15/39^	4,400,000	4,127,750
4.500%, 8/15/39	7,000,000	6,841,408
4.375%, 11/15/39	3,300,000	3,158,720
U.S. Treasury Notes 0.875%, 1/31/11	2,000,000	2,006,250
0.875%, 2/28/11^	5,000,000	5,012,110
4.500%, 2/28/11	3,000,000	3,131,367
0.875%, 3/31/11	5,000,000	5,009,180
4.750%, 3/31/11	2,500,000	2,622,655
0.875%, 4/30/11	5,000,000	5,006,640
4.875%, 4/30/11	6,000,000	6,319,686
0.875%, 5/31/11^	42,563,000	42,614,544
4.875%, 5/31/11	5,500,000	5,810,876
1.125%, 6/30/11	5,000,000	5,020,310
5.125%, 6/30/11	4,300,000	4,569,253
1.000%, 7/31/11	5,000,000	5,007,615
4.875%, 7/31/11	9,000,000	9,557,928
5.000%, 8/15/11	6,000,000	6,397,500
1.000%, 8/31/11	8,000,000	8,004,064
4.625%, 8/31/11	10,000,000	10,603,910
1.000%, 9/30/11	9,000,000	8,997,543
4.500%, 9/30/11	5,800,000	6,149,357
1.000%, 10/31/11	5,000,000	4,995,500
4.625%, 10/31/11	7,000,000	7,454,181
1.750%, 11/15/11	36,320,000	36,778,249
4.500%, 11/30/11	6,600,000	7,027,456
1.125%, 12/15/11	11,500,000	11,504,048
4.625%, 12/31/11	9,300,000	9,936,473
1.125%, 1/15/12	5,000,000	4,995,310
1.375%, 2/15/12	5,000,000	5,014,455
4.875%, 2/15/12	3,300,000	3,550,853
1.375%, 3/15/12	5,000,000	5,011,330
4.500%, 3/31/12	3,300,000	3,532,030
1.375%, 4/15/12	2,000,000	2,001,876
1.375%, 5/15/12	3,000,000	3,000,000
4.750%, 5/31/12	5,000,000	5,399,610
1.875%, 6/15/12	5,000,000	5,054,690
4.625%, 7/31/12	600,000	648,000
1.750%, 8/15/12	3,500,000	3,522,694
4.375%, 8/15/12	5,000,000	5,379,295
4.125%, 8/31/12	3,000,000	3,207,186
1.375%, 9/15/12	5,000,000	4,976,560
4.000%, 11/15/12	3,300,000	3,525,070
3.625%, 12/31/12^	4,000,000	4,229,688
3.875%, 2/15/13	5,300,000	5,644,500
2.750%, 2/28/13	4,000,000	4,121,248
3.125%, 4/30/13	2,500,000	2,604,687
3.625%, 5/15/13	8,000,000	8,470,000
3.500%, 5/31/13	2,000,000	2,107,656
3.375%, 6/30/13	4,000,000	4,198,436
3.375%, 7/31/13	3,000,000	3,149,064
4.250%, 8/15/13	7,500,000	8,092,965
3.125%, 8/31/13	5,000,000	5,195,705
3.125%, 9/30/13	4,300,000	4,468,977
2.750%, 10/31/13	3,000,000	3,072,423
4.250%, 11/15/13	4,000,000	4,321,248
2.000%, 11/30/13	6,000,000	5,968,128
1.500%, 12/31/13	7,000,000	6,815,704

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

1.750%, 1/31/14	$10,720,000	$10,516,492
4.000%, 2/15/14	4,000,000	4,277,188
1.875%, 2/28/14	8,500,000	8,359,886
1.750%, 3/31/14	7,000,000	6,833,750
1.875%, 4/30/14	5,000,000	4,897,265
4.750%, 5/15/14	6,000,000	6,601,872
2.250%, 5/31/14	5,500,000	5,462,616
2.625%, 6/30/14	7,000,000	7,050,862
2.625%, 7/31/14	66,935,000	67,269,675
4.250%, 8/15/14	5,600,000	6,041,437
2.375%, 8/31/14	26,940,000	26,742,153
2.375%, 9/30/14	5,000,000	4,957,800
2.375%, 10/31/14	7,500,000	7,418,550
4.250%, 11/15/14	7,500,000	8,078,910
2.125%, 11/30/14^	5,000,000	4,881,650
2.625%, 12/31/14	2,500,000	2,492,775
4.000%, 2/15/15	4,700,000	4,995,216
4.125%, 5/15/15	8,000,000	8,530,000
4.250%, 8/15/15	6,300,000	6,742,966
4.500%, 11/15/15	3,000,000	3,248,673
4.500%, 2/15/16^	5,000,000	5,393,360
2.625%, 2/29/16	10,000,000	9,728,120
2.375%, 3/31/16	750,000	717,539
5.125%, 5/15/16	1,000,000	1,115,312
3.250%, 5/31/16	2,000,000	2,008,282
3.250%, 7/31/16	800,000	801,438
4.875%, 8/15/16	1,600,000	1,759,501
3.000%, 8/31/16	3,000,000	2,950,548
2.750%, 11/30/16	500,000	481,367
3.250%, 12/31/16	500,000	495,781
4.625%, 2/15/17	1,600,000	1,727,626
4.500%, 5/15/17	4,000,000	4,275,936
4.750%, 8/15/17	2,800,000	3,038,218
4.250%, 11/15/17	3,300,000	3,458,812
3.500%, 2/15/18	5,000,000	4,958,985
3.875%, 5/15/18	5,800,000	5,889,268
4.000%, 8/15/18	4,200,000	4,289,578
3.750%, 11/15/18	39,264,600	39,261,537
2.750%, 2/15/19	8,000,000	7,365,000
3.125%, 5/15/19	7,000,000	6,629,217
3.625%, 8/15/19	8,750,000	8,602,344
3.375%, 11/15/19^	3,000,000	2,885,640

		870,181,867

Total Government Securities		2,326,155,092

Total Long-Term Debt Securities (98.9%) (Cost $3,354,404,664)		3,413,942,267

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Thrifts & Mortgage Finance (0.0%)
Fannie Mae
8.250%(l)*	32,375	$35,613

Freddie Mac
8.375%(l)*	24,725	25,961

		61,574

Total Preferred Stocks (0.0%) (Cost $1,427,500)		61,574

	Number of Shares	Value (Note 1)

COMMON STOCK:
Information Technology (0.0%)
Computers & Peripherals (0.0%)
Axiohm Transaction Solutions, Inc. *†(b) (Cost $523,827)	4,056	$—

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (0.6%)
Calyon/New York
0.41%, 7/2/10 (l)	$4,999,308	5,000,288
Goldman Sachs & Co., Repurchase Agreement
0.01%, 1/4/10 (v)	8,375,843	8,375,843
Monumental Global Funding II
0.40%, 3/26/10 (l)	1,000,000	993,622
Pricoa Global Funding I
0.40%, 6/25/10 (l)	4,999,755	4,927,289

Total Short-Term Investments of Cash Collateral for Securities Loaned		19,297,042

Time Deposit (4.9%)
JPMorgan Chase Nassau
0.000%, 1/4/10	170,322,313	170,322,313

Total Short-Term Investments (5.5%) (Cost/Amortized Cost $189,697,219)		189,619,355

Total Investments (104.4%) (Cost/Amortized Cost $3,546,053,210)		3,603,623,196
Other Assets Less Liabilities (-4.4%)		(150,779,166)

Net Assets (100%)		$3,452,844,030

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $0 or 0.0% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2009, the market value of these securities amounted to $69,588,541 or 2.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2009. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Government National Mortgage Association, 2.750% - 15.000%, maturing 2/15/10 to 12/20/39, which had a total value of $8,543,359.

Glossary:

CAD	— Canadian Dollar
CMO	— Collateralized Mortgage Obligation
EUR	— European Currency Unit
TBA	— Security is subject to delayed delivery.
TIPS	— Treasury Inflation Protected Security

At December 31, 2009, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/25/10	397	$569,579	$594,848	$(25,269)
Hungarian Forint vs. U.S. Dollar, expiring 1/26/10	331,823	1,759,700	1,721,697	38,003
Hungarian Forint vs. U.S. Dollar, expiring 1/26/10	616,904	3,271,524	3,295,779	(24,255)

				$(11,521)

Foreign Currency Sell Contracts	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar vs. U.S. Dollar, expiring 1/13/10	25,095	$23,551,973	$23,995,156	$(443,183)
European Union Euro vs. U.S. Dollar, expiring 1/25/10	973	1,445,975	1,394,966	51,009
Hungarian Forint vs. U.S. Dollar, expiring 1/26/10	948,726	5,189,401	5,031,223	158,178

				$(233,996)

				$(245,517)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted prices in active markets for identical securities	Level 2 Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$22,652,993	$—	$22,652,993
Non-Agency CMO	—	165,597,093	—	165,597,093
Common Stocks
Information Technology	—	—	—	—
Corporate Bonds
Consumer Discretionary	—	77,499,952	—	77,499,952
Consumer Staples	—	63,090,458	—	63,090,458
Energy	—	79,434,540	—	79,434,540
Financials	—	365,913,382	—	365,913,382
Health Care	—	47,593,545	—	47,593,545
Industrials	—	47,589,273	—	47,589,273
Information Technology	—	30,001,130	—	30,001,130
Materials	—	64,327,976	—	64,327,976
Telecommunication Services	—	59,674,404	—	59,674,404
Utilities	—	64,412,429	—	64,412,429
Forward Currency Contracts	—	247,190	—	247,190
Government Securities
Foreign Governments	—	78,565,589	—	78,565,589
Municipal Bonds	—	5,354,030	—	5,354,030
Supranational	—	41,408,088	—	41,408,088
U.S. Government Agencies	—	1,330,645,518	—	1,330,645,518
U.S. Treasuries	—	870,181,867	—	870,181,867
Preferred Stocks
Financials	61,574	—	—	61,574
Short-Term Investments	—	189,619,355	—	189,619,355

Total Assets	$61,574	$3,603,808,812	$—	$3,603,870,386

Liabilities:
Forward Currency Contracts	$—	$(492,707)	$—	$(492,707)

Total Liabilities	$—	$(492,707)	$—	$(492,707)

Total	$61,574	$3,603,316,105	$—	$3,603,377,679

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities-ABS
Balance as of 12/31/08	$19,800
Total gains or losses (realized/unrealized) included in earnings	(9,900)
Purchases, sales, issuances, and settlements (net)	(9,900)
Transfers in and/or out of Level 3	—
Balance as of 12/31/09	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$(523,826)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	247,190
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$247,190

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(492,707)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(492,707)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(1,556,285)	—	(1,556,285)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(1,556,285)	$—	$(1,556,285)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(971,188)	—	(971,188)
Credit contracts	—	—	—	—	—
Equity contracts	—	—	—	—	—
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$—	$(971,188)	$—	$(971,188)

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $17,799,000, during the year ended December 31, 2009.

^ This Portfolio held forward foreign currency to gain an economic hedge against changes in the values of securities held in the Portfolio, that does not qualify for hedge accounting under ASC 815.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$5,302,087,087
Long-term U.S. Treasury securities	1,318,093,035

$6,620,180,122

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$3,910,602,703
Long-term U.S. Treasury securities	664,977,472

$4,575,580,175

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$100,459,576
Aggregate gross unrealized depreciation	(44,523,332)

Net unrealized appreciation	$55,936,244

Federal income tax cost of investments	$3,547,686,952

At December 31, 2009, the Portfolio had loaned securities with a total value of $18,911,880. This was secured by collateral of $19,374,906, which was received as cash and subsequently invested in short-term investments currently valued at $19,297,042, as reported in the Portfolio of Investments.

The Portfolio has a net capital loss carryforward of $212,896,683 of which $2,157,878 expires in the year 2010, $431,165 expires in the year 2013, $21,239,747 expires in the year 2014, $7,279,445 expires in the year 2015, $63,492,926 expires in the year 2016, and $118,295,522 expires in the year 2017.

Included in the capital loss carryforward amounts are $23,147,934 of losses acquired from EQ/Caywood-Scholl High Yield as a result of a tax free reorganization that occurred during the year 2009. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $3,546,053,210) (Securities on loan at market value $18,911,880)	$3,603,623,196
Cash	892
Dividends, interest and other receivables	29,192,835
Receivable for securities sold	27,572,137
Receivable for forward commitments	2,004,688
Receivable from Separate Accounts for Trust shares sold	1,120,080
Unrealized appreciation of forward foreign currency contracts	247,190
Other assets	16,095

Total assets	3,663,777,113

LIABILITIES
Payable for forward commitments	157,301,054
Payable for securities purchased	29,678,503
Payable for return of cash collateral on securities loaned	19,374,906
Payable to Separate Accounts for Trust shares redeemed	1,876,257
Investment management fees payable	1,183,601
Unrealized depreciation of forward foreign currency contracts	492,707
Administrative fees payable	452,770
Distribution fees payable - Class IB	149,833
Trustees’ fees payable	2,466
Accrued expenses	420,986

Total liabilities	210,933,083

NET ASSETS	$3,452,844,030

Net assets were comprised of:
Paid in capital	$3,610,302,202
Accumulated undistributed net investment income (loss)	(286,714)
Accumulated undistributed net realized gains (losses) on investments, securities sold short and foreign currency transactions	(214,497,053)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	57,325,595

Net assets	$3,452,844,030

Class IA
Net asset value, offering and redemption price per share, $2,755,162,815 / 305,476,536 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.02

Class IB
Net asset value, offering and redemption price per share, $697,681,215 / 77,712,550 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.98

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Interest(net of $32,821 foreign withholding tax)	$106,602,848
Securities lending (net)	150,497

Total income	106,753,345

EXPENSES
Investment management fees	10,775,762
Administrative fees	4,145,919
Distribution fees - Class IB	1,205,485
Printing and mailing expenses	786,377
Professional fees	65,385
Trustees’ fees	57,517
Custodian fees	10,000
Miscellaneous	127,647

Gross expenses	17,174,092
Less: Waiver from investment advisor	(72,036)

Net expenses	17,102,056

NET INVESTMENT INCOME (LOSS)	89,651,289

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(2,875,610)
Foreign currency transactions	(578,625)
Securities sold short	(1,595,548)

Net realized gain (loss)	(5,049,783)

Change in unrealized appreciation (depreciation) on:
Securities	101,493,817
Foreign currency translations	(965,375)

Net change in unrealized appreciation (depreciation)	100,528,442

NET REALIZED AND UNREALIZED GAIN (LOSS)	95,478,659

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$185,129,948

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$89,651,289	$82,511,605
Net realized gain (loss) on investments, securities sold short and foreign currency transactions	(5,049,783)	(153,493,251)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	100,528,442	(44,883,845)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	185,129,948	(115,865,491)

DIVIDENDS
Dividends from net investment income
Class IA	(85,042,033)	(52,892,738)
Class IB	(19,069,848)	(23,685,553)

TOTAL DIVIDENDS	(104,111,881)	(76,578,291)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 215,902,584 and 9,565,651 shares, respectively ]	1,897,577,984	93,533,523
Capital shares issued in reinvestment of dividends [ 9,339,109 and 6,055,574 shares, respectively ]	85,042,033	52,892,738
Capital shares repurchased [ (20,738,015) and (71,205,052) shares, respectively ]	(187,237,396)	(681,221,678)

Total Class IA transactions	1,795,382,621	(534,795,417)

Class IB
Capital shares sold [ 14,294,391 and 9,893,810 shares, respectively ]	128,918,619	96,526,103
Capital shares issued in connection with merger (Note 8) [ 33,226,727 and 0 shares, respectively ]	305,253,763	—
Capital shares issued in reinvestment of dividends [ 2,102,751 and 2,725,599 shares, respectively ]	19,069,848	23,685,553
Capital shares repurchased [ (19,051,700) and (15,748,379) shares, respectively ]	(171,362,064)	(151,845,333)

Total Class IB transactions	281,880,166	(31,633,677)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,077,262,787	(566,429,094)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,158,280,854	(758,872,876)
NET ASSETS:
Beginning of year	1,294,563,176	2,053,436,052

End of year (a)	$3,452,844,030	$1,294,563,176

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(286,714)	$7,779,660

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO (jj)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.75	$9.94	$10.00	$10.02	$10.20

Income (loss) from investment operations:
Net investment income (loss)	0.30 (e)	0.63	0.46 (e)	0.43 (e)	0.36 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.26	(1.26)	0.01	(0.02)	(0.12)

Total from investment operations	0.56	(0.63)	0.47	0.41	0.24

Less distributions:
Dividends from net investment income	(0.29)	(0.56)	(0.53)	(0.43)	(0.39)
Distributions from net realized gains	—	—	—	—	(0.03)

Total dividends and distributions	(0.29)	(0.56)	(0.53)	(0.43)	(0.42)

Net asset value, end of year	$9.02	$8.75	$9.94	$10.00	$10.02

Total return	6.34%	(6.36)%	4.78%	4.06%	2.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,755,163	$883,979	$1,556,385	$1,644,924	$1,543,231
Ratio of expenses to average net assets:
After waivers	0.59%	0.65%	0.64%	0.61%	0.55%
Before waivers	0.59%	0.65%	0.64%	0.61%	0.55%
Ratio of net investment income (loss) to average net assets:
After waivers	3.38%	4.80%	4.49%	4.25%	3.51%
Before waivers	3.38%	4.80%	4.49%	4.25%	3.51%
Portfolio turnover rate	173%	135%	165%	353%	531%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$—	$—	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO (jj)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.71	$9.89	$9.95	$9.96	$10.15

Income (loss) from investment operations:
Net investment income (loss)	0.28 (e)	0.48	0.43 (e)	0.40 (e)	0.33 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.25	(1.13)	0.01	(0.01)	(0.13)

Total from investment operations	0.53	(0.65)	0.44	0.39	0.20

Less distributions:
Dividends from net investment income	(0.26)	(0.53)	(0.50)	(0.40)	(0.36)
Distributions from net realized gains	—	—	—	—	(0.03)

Total dividends and distributions	(0.26)	(0.53)	(0.50)	(0.40)	(0.39)

Net asset value, end of year	$8.98	$8.71	$9.89	$9.95	$9.96

Total return	6.09%	(6.57)%	4.60%	3.79%	1.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$697,681	$410,584	$497,051	$480,846	$465,584
Ratio of expenses to average net assets:
After waivers	0.84%	0.90%	0.89%	0.86%	0.80%
Before waivers	0.84%	0.90%	0.89%	0.86%	0.80%
Ratio of net investment income (loss) to average net assets:
After waivers	3.09%	4.53%	4.24%	4.00%	3.26%
Before waivers	3.09%	4.53%	4.24%	4.00%	3.26%
Portfolio turnover rate	173%	135%	165%	353%	531%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$—	$—	$—	$—

#	Per share amount is less than $0.01.
(e)	Net investment income per share is based on average shares outstanding.
(jj)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Caywood-Scholl High Yield Bond Portfolio that had comparable investment objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Quality Bond PLUS Portfolio.

See Notes to Financial Statements.

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	26.36%	0.26%	3.17%	4.06%
Portfolio – IB Shares	26.04	0.00	2.96	3.88
Russell 2000® Index	27.17	0.51	3.51	4.36

*   Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 1/1/98

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 26.36% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 2000® Index, returned 27.17% over the same period.

Asset Class Overview

The year was marked by growing confidence that the financial crisis was over, that an economic recovery was under way and that corporate earnings would soon fuel strong equity-market gains in 2009. Despite poor results in the first quarter, the Russell 2000® Index ended the year up 27.17%. As hopes for a recovery rose, the stocks that had fared worst during the crisis outperformed. Cyclical sectors led by extraordinarily wide margins, while financials trailed. Stocks with higher balance-sheet leverage also outperformed as fears faded. The dispersion of returns for stocks within and across sectors was unusually wide.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	The sectors that contributed most to relative performance for the year were Information Technology, Consumer Discretionary, Healthcare, Industrials and Materials.

•	The top five stocks that provided the most positive impact on benchmark performance for the year were Human Genome Science, 3Com Corp., Dendreon Corp., Domtar Corp. and Tupperware Corp.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year were Financial, Telecommunication Services, Utilities, Consumer Staples and Energy.

•

The five stocks that provided the most negative impact to performance in the benchmark for the year were Sequenom Inc., Susquehanna Bancshares, Cathay Bancorp Inc., Huron Consulting Group and UCBH Holdings Inc.

Portfolio Positioning and Outlook

The Portfolio will continue to attempt to meet its performance objective by approximating the investment return of the underlying benchmark, the Russell 2000® Index. Russell Investments rebalances its indices annually in June.

It is not possible to invest directly in an unmanaged index such as the Russell 2000® Index.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	20.0%
Information Technology	18.2
Industrials	15.7
Health Care	14.2
Consumer Discretionary	13.7
Energy	5.1
Materials	4.7
Consumer Staples	3.4
Utilities	3.2
Telecommunication Services	1.0
Cash and Other	0.8

100.0%

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,238.00	$2.20
Hypothetical (5% average return before expenses)	1,000.00	1,023.24	1.99
Class IB
Actual	1,000.00	1,234.80	3.61
Hypothetical (5% average return before expenses)	1,000.00	1,021.98	3.26

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.39% and 0.64% , respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.7%)
Auto Components (0.9%)
American Axle & Manufacturing Holdings, Inc.*	62,775	$503,456
ArvinMeritor, Inc.*	68,135	761,749
Cooper Tire & Rubber Co.^	55,722	1,117,226
Dana Holding Corp.*	118,365	1,283,077
Dorman Products, Inc.*	12,143	190,159
Drew Industries, Inc.*	18,670	385,535
Exide Technologies, Inc.*	70,429	500,750
Fuel Systems Solutions, Inc.*	11,658	480,776
Modine Manufacturing Co.*	39,726	470,356
Raser Technologies, Inc.*^	35,354	43,839
Standard Motor Products, Inc.*	17,181	146,382
Superior Industries International, Inc.^	16,146	247,034
Tenneco, Inc.*	52,397	928,999

		7,059,338

Automobiles (0.0%)
Winnebago Industries, Inc.*	18,846	229,921

Distributors (0.1%)
Audiovox Corp., Class A*	20,901	148,188
Core-Mark Holding Co., Inc.*	8,810	290,378

		438,566

Diversified Consumer Services (1.2%)
American Public Education, Inc.*^	16,907	580,925
Bridgepoint Education, Inc.*^	12,904	193,818
Capella Education Co.*^	12,845	967,228
ChinaCast Education Corp.*	30,491	230,512
Coinstar, Inc.*^	28,586	794,119
Corinthian Colleges, Inc.*^	76,921	1,059,202
CPI Corp.	11,159	137,033
Grand Canyon Education, Inc.*^	14,848	282,260
Jackson Hewitt Tax Service, Inc.*	21,276	93,614
K12, Inc.*^	21,984	445,616
Mac-Gray Corp.*	14,347	147,774
Matthews International Corp., Class A	26,639	943,820
Pre-Paid Legal Services, Inc.*	5,247	215,547
Regis Corp.	53,252	829,134
Sotheby’s, Inc.	60,802	1,366,829
Steiner Leisure Ltd.*^	13,032	518,152
Stewart Enterprises, Inc., Class A^	69,487	357,858
Universal Technical Institute, Inc.*	19,093	385,679

		9,549,120

Hotels, Restaurants & Leisure (2.3%)
AFC Enterprises, Inc.*^	29,991	244,727
Ambassadors Group, Inc.	18,284	242,994
Ameristar Casinos, Inc.	22,251	338,883
Bally Technologies, Inc.*^	46,240	1,909,250
BJ’s Restaurants, Inc.*^	13,634	256,592
Bob Evans Farms, Inc.	27,190	787,150
Buffalo Wild Wings, Inc.*	16,900	680,563
California Pizza Kitchen, Inc.*	15,972	214,823

	Number of Shares	Value (Note 1)

CEC Entertainment, Inc.*	18,498	$590,456
Cheesecake Factory, Inc.*	56,521	1,220,288
Churchill Downs, Inc.	6,793	253,719
CKE Restaurants, Inc.	40,555	343,095
Cracker Barrel Old Country Store, Inc.	20,623	783,468
DineEquity, Inc.*^	16,481	400,323
Domino’s Pizza, Inc.*	31,513	264,079
Dover Downs Gaming & Entertainment, Inc.	5,620	21,244
Einstein Noah Restaurant Group, Inc.*	709	6,969
Gaylord Entertainment Co.*	38,876	767,801
Interval Leisure Group, Inc.*	36,800	458,896
Jack in the Box, Inc.*	54,639	1,074,749
Life Time Fitness, Inc.*	37,500	934,875
Morgans Hotel Group Co.*^	35,602	161,277
Orient-Express Hotels Ltd., Class A*^	71,509	725,101
P.F. Chang’s China Bistro, Inc.*^	22,760	862,832
Papa John’s International, Inc.*	17,571	410,459
Peet’s Coffee & Tea, Inc.*	12,568	418,891
Pinnacle Entertainment, Inc.*	55,600	499,288
Red Robin Gourmet Burgers, Inc.*^	14,746	263,953
Ruby Tuesday, Inc.*	49,828	358,762
Shuffle Master, Inc.*	59,049	486,564
Sonic Corp.*	51,138	514,960
Steak n Shake Co.*	1,492	483,571
Texas Roadhouse, Inc.*^	39,618	444,910
Town Sports International Holdings, Inc.*^	3,439	8,013
Vail Resorts, Inc.*	26,794	1,012,813

		18,446,338

Household Durables (1.3%)
American Greetings Corp., Class A^	42,357	922,959
Cavco Industries, Inc.*	7,200	258,624
Ethan Allen Interiors, Inc.^	21,554	289,255
Helen of Troy Ltd.*	28,998	709,291
Hooker Furniture Corp.^	1,960	24,245
Hovnanian Enterprises, Inc., Class A*	53,685	206,150
iRobot Corp.*	21,242	373,859
La-Z-Boy, Inc.*	49,009	467,056
M/I Homes, Inc.*	18,618	193,441
Meritage Homes Corp.*^	29,039	561,324
National Presto Industries, Inc.	3,572	390,170
Ryland Group, Inc.	40,456	796,983
Sealy Corp.*^	63,330	200,123
Standard Pacific Corp.*	93,615	350,120
Tempur-Pedic International, Inc.*	65,519	1,548,214
Tupperware Brands Corp.	53,190	2,477,058
Universal Electronics, Inc.*	11,319	262,827

		10,031,699

Internet & Catalog Retail (0.5%)
Blue Nile, Inc.*	10,768	681,937
Drugstore.Com, Inc.*	81,601	252,147
Gaiam, Inc., Class A*	27,694	212,967
HSN, Inc.*	36,968	746,384

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

NutriSystem, Inc.	29,067	$906,018
Orbitz Worldwide, Inc.*	32,831	240,980
PetMed Express, Inc.^	18,009	317,499
Shutterfly, Inc.*	21,797	388,205
Stamps.com, Inc.*	14,405	129,645
Ticketmaster Entertainment, Inc.*	35,006	427,773

		4,303,555

Leisure Equipment & Products (0.7%)
Brunswick Corp.^	82,858	1,053,125
Callaway Golf Co.^	52,763	397,833
Eastman Kodak Co.*^	249,591	1,053,274
JAKKS Pacific, Inc.*	21,998	266,616
Polaris Industries, Inc.^	30,251	1,319,851
Pool Corp.	42,178	804,756
RC2 Corp.*	15,807	233,153
Smith & Wesson Holding Corp.*^	48,135	196,872
Sturm Ruger & Co., Inc.^	17,705	171,739

		5,497,219

Media (1.0%)
Arbitron, Inc.	24,981	585,055
Ascent Media Corp., Class A*	13,131	335,234
Belo Corp., Class A	76,323	415,197
Cinemark Holdings, Inc.	29,678	426,473
CKX, Inc.*	49,418	260,433
Dolan Media Co.*^	23,219	237,066
EW Scripps Co., Class A*	31,400	218,544
Global Sources Ltd.*	31,303	195,644
Harte-Hanks, Inc.	36,841	397,146
Journal Communications, Inc., Class A	1,360	5,290
Knology, Inc.*	36,304	397,529
LIN TV Corp., Class A*	5,129	22,875
Live Nation, Inc.*	69,949	595,266
Mediacom Communications Corp., Class A*	47,946	214,319
National CineMedia, Inc.	38,023	630,041
Playboy Enterprises, Inc., Class B*	1,417	4,534
Primedia, Inc.	3,602	13,003
RCN Corp.*	47,227	512,413
Rentrak Corp.*	12,727	224,886
Scholastic Corp.	22,160	661,033
Valassis Communications, Inc.*	44,834	818,669
Value Line, Inc.	2,481	62,298
World Wrestling Entertainment, Inc., Class A^	19,862	304,485

		7,537,433

Multiline Retail (0.3%)
99 Cents Only Stores*	41,149	537,817
Dillard’s, Inc., Class A^	55,133	1,017,204
Fred’s, Inc., Class A	35,015	357,153
Saks, Inc.*	110,616	725,641

		2,637,815

Specialty Retail (3.2%)
AnnTaylor Stores Corp.*^	54,504	743,435
Asbury Automotive Group, Inc.*	30,242	348,690
Big 5 Sporting Goods Corp.^	29,655	509,473
Borders Group, Inc.*	81,131	95,735

	Number of Shares	Value (Note 1)

Brown Shoe Co., Inc.	39,863	$393,448
Buckle, Inc.	23,389	684,830
Cabela’s, Inc.*^	35,935	512,433
Cato Corp., Class A^	23,623	473,877
Charming Shoppes, Inc.*^	107,653	696,515
Children’s Place Retail Stores, Inc.*^	21,690	715,987
Christopher & Banks Corp.	38,366	292,349
Citi Trends, Inc.*	15,079	416,482
Coldwater Creek, Inc.*^	79,163	353,067
Collective Brands, Inc.*	60,250	1,371,892
Conn’s, Inc.*	15,400	89,936
Dress Barn, Inc.*^	50,712	1,171,447
Finish Line, Inc., Class A	40,613	509,693
Genesco, Inc.*	20,857	572,733
Group 1 Automotive, Inc.*^	19,837	562,379
Gymboree Corp.*	26,615	1,157,486
Hibbett Sports, Inc.*^	24,155	531,168
HOT Topic, Inc.*^	37,879	240,910
J. Crew Group, Inc.*^	46,806	2,094,100
Jo-Ann Stores, Inc.*	23,333	845,588
JoS. A. Bank Clothiers, Inc.*	15,725	663,438
Lumber Liquidators, Inc.*^	14,176	379,917
Men’s Wearhouse, Inc.^	45,251	952,986
Monro Muffler Brake, Inc.	14,403	481,636
OfficeMax, Inc.*	70,987	900,825
Pacific Sunwear of California, Inc.*^	67,745	269,625
PEP Boys-Manny, Moe & Jack^	39,777	336,513
Pier 1 Imports, Inc.*	98,656	502,159
Rent-A-Center, Inc.*	62,903	1,114,641
REX Stores Corp.*	11,726	164,868
Sally Beauty Holdings, Inc.*	88,901	680,093
Shoe Carnival, Inc.*	15,233	311,820
Sonic Automotive, Inc., Class A*	22,725	236,113
Stage Stores, Inc.	36,374	449,583
Systemax, Inc.^	15,125	237,614
Tractor Supply Co.*	31,785	1,683,334
Ulta Salon Cosmetics & Fragrance, Inc.*	26,325	478,062
Wet Seal, Inc., Class A*^	90,801	313,263
Zale Corp.*^	20,055	54,550

		25,594,693

Textiles, Apparel & Luxury Goods (2.2%)
American Apparel, Inc.*	38,853	120,444
Carter’s, Inc.*	54,072	1,419,390
Cherokee, Inc.^	8,679	154,660
Columbia Sportswear Co.^	9,634	376,111
Crocs, Inc.*	77,134	443,520
Deckers Outdoor Corp.*	11,801	1,200,398
FGX International Holdings Ltd.*	16,152	316,418
Fossil, Inc.*	42,180	1,415,561
Iconix Brand Group, Inc.*	66,531	841,617
Jones Apparel Group, Inc.	79,494	1,276,674
Liz Claiborne, Inc.*^	88,465	498,058
Lululemon Athletica, Inc.*	37,835	1,138,833
Maidenform Brands, Inc.*	17,330	289,238
Oxford Industries, Inc.	10,700	221,276
Perry Ellis International, Inc.*	9,878	148,763
Quiksilver, Inc.*	119,043	240,467
Skechers U.S.A., Inc., Class A*	31,479	925,797

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Steven Madden Ltd.*	15,990	$659,428
Timberland Co., Class A*	40,846	732,369
True Religion Apparel, Inc.*	23,610	436,549
Under Armour, Inc., Class A*	29,767	811,746
UniFirst Corp.	12,705	611,238
Volcom, Inc.*	25,203	421,898
Warnaco Group, Inc.*	41,097	1,733,882
Wolverine World Wide, Inc.	44,940	1,223,267

		17,657,602

Total Consumer Discretionary		108,983,299

Consumer Staples (3.4%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	11,774	548,668
Heckmann Corp.*	74,457	371,541

		920,209

Food & Staples Retailing (0.8%)
Andersons, Inc.	14,406	371,963
Arden Group, Inc., Class A	1,421	135,876
Casey’s General Stores, Inc.	47,113	1,503,847
Great Atlantic & Pacific Tea Co., Inc.*^	38,177	450,107
Ingles Markets, Inc., Class A	14,065	212,803
Nash Finch Co.	9,061	336,073
Pantry, Inc.*	16,735	227,429
Pricesmart, Inc.	9,952	203,419
Ruddick Corp.	36,902	949,489
Spartan Stores, Inc.^	17,070	243,930
Susser Holdings Corp.*	15,744	135,241
United Natural Foods, Inc.*^	40,788	1,090,671
Village Super Market, Inc., Class A	3,779	103,242
Weis Markets, Inc.^	8,051	292,734
Winn-Dixie Stores, Inc.*	51,434	516,397

		6,773,221

Food Products (1.4%)
AgFeed Industries, Inc.*	21,612	108,060
Alico, Inc.	7,030	200,074
American Dairy, Inc.*	8,848	191,825
American Italian Pasta Co., Class A*	19,499	678,370
Cal-Maine Foods, Inc.^	11,692	398,463
Chiquita Brands International, Inc.*	41,200	743,248
Darling International, Inc.*	68,297	572,329
Diamond Foods, Inc.	14,137	502,429
Dole Food Co., Inc.*^	30,236	375,229
Farmer Bros Co.	9,617	189,840
Fresh Del Monte Produce, Inc.*	37,404	826,628
Griffin Land & Nurseries, Inc.	7,162	208,629
Hain Celestial Group, Inc.*	37,980	646,040
HQ Sustainable Maritime Industries, Inc.*	768	5,407
J&J Snack Foods Corp.	11,703	467,652
Lancaster Colony Corp.	18,237	906,379
Lance, Inc.	25,540	671,702
Lifeway Foods, Inc.*	17,415	206,890
Sanderson Farms, Inc.	17,293	729,073
Seneca Foods Corp., Class A*	8,350	199,314

	Number of Shares	Value (Note 1)

Smart Balance, Inc.*	59,595	$357,570
Tootsie Roll Industries, Inc.	20,037	548,613
TreeHouse Foods, Inc.*	28,333	1,101,020
Zhongpin, Inc.*	29,817	465,443

		11,300,227

Household Products (0.1%)
Central Garden & Pet Co., Class A*	61,133	607,662
WD-40 Co.	12,027	389,194

		996,856

Personal Products (0.7%)
American Oriental Bioengineering, Inc.*	43,239	201,061
Bare Escentuals, Inc.*	61,612	753,515
Chattem, Inc.*	18,129	1,691,436
China Sky One Medical, Inc.*	10,270	233,643
Elizabeth Arden, Inc.*	19,800	285,912
Mannatech, Inc.	13,698	42,738
Medifast, Inc.*^	15,180	464,204
Nu Skin Enterprises, Inc., Class A	46,059	1,237,605
Revlon, Inc., Class A*^	16,600	282,366
USANA Health Sciences, Inc.*	7,168	228,659

		5,421,139

Tobacco (0.3%)
Alliance One International, Inc.*^	75,924	370,509
Star Scientific, Inc.*^	67,907	47,535
Universal Corp.^	22,253	1,014,959
Vector Group Ltd.	42,936	601,104

		2,034,107

Total Consumer Staples		27,445,759

Energy (5.1%)
Energy Equipment & Services (1.8%)
Allis-Chalmers Energy, Inc.*	50,155	189,084
Bolt Technology Corp.*	827	9,114
Bristow Group, Inc.*	27,080	1,041,226
Cal Dive International, Inc.*	39,098	295,581
CARBO Ceramics, Inc.	18,461	1,258,486
Complete Production Services, Inc.*	54,440	707,720
Dawson Geophysical Co.*	8,463	195,580
Dril-Quip, Inc.*	24,705	1,395,338
ENGlobal Corp.*	35,011	109,584
Forbes Energy Services Ltd.*	8,600	6,578
Global Industries Ltd.*	92,802	661,678
Gulf Island Fabrication, Inc.	10,396	218,628
GulfMark Offshore, Inc.*	19,255	545,109
Hercules Offshore, Inc.*	97,424	465,687
Hornbeck Offshore Services, Inc.*	21,834	508,296
ION Geophysical Corp.*^	82,900	490,768
Key Energy Services, Inc.*^	115,072	1,011,483
Lufkin Industries, Inc.	12,394	907,241
Matrix Service Co.*	22,222	236,664
Natural Gas Services Group, Inc.*	10,277	193,721
Newpark Resources, Inc.*^	70,202	296,955
OYO Geospace Corp.*	6,082	260,857
Parker Drilling Co.*	102,029	505,044
PHI, Inc.*	11,248	232,834
Pioneer Drilling Co.*^	47,367	374,199
RPC, Inc.	26,148	271,939

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Superior Well Services, Inc.*	11,848	$168,953
T-3 Energy Services, Inc.*^	11,250	286,875
TETRA Technologies, Inc.*	70,061	776,276
Union Drilling, Inc.*	27,798	173,738
Willbros Group, Inc.*^	31,198	526,310

		14,321,546

Oil, Gas & Consumable Fuels (3.3%)
Alon USA Energy, Inc.^	22,437	153,469
Apco Oil and Gas International, Inc.	7,755	171,386
Approach Resources, Inc.*	6,377	49,230
Arena Resources, Inc.*	35,270	1,520,842
Atlas Energy, Inc.	57,376	1,731,034
ATP Oil & Gas Corp.*	33,749	616,932
Berry Petroleum Co., Class A	40,021	1,166,612
Bill Barrett Corp.*	33,102	1,029,803
BPZ Resources, Inc.*	73,455	697,823
Brigham Exploration Co.*	70,496	955,221
Carrizo Oil & Gas, Inc.*^	26,003	688,819
Clean Energy Fuels Corp.*	29,059	447,799
Cloud Peak Energy, Inc.*	25,577	372,401
Contango Oil & Gas Co.*	10,649	500,610
Crosstex Energy, Inc.	22,111	133,772
CVR Energy, Inc.*	19,568	134,236
Delek U.S. Holdings, Inc.^	25,706	175,058
Delta Petroleum Corp.*^	162,877	169,392
DHT Maritime, Inc.	42,163	155,160
General Maritime Corp.^	37,717	263,642
GMX Resources, Inc.*	26,525	364,454
Golar LNG Ltd.*	29,787	381,869
Goodrich Petroleum Corp.*	22,492	547,680
Gran Tierra Energy, Inc.*	199,797	1,144,837
Gulfport Energy Corp.*^	22,294	255,266
Harvest Natural Resources, Inc.*	31,469	166,471
International Coal Group, Inc.*	77,155	297,818
Isramco, Inc.*^	200	14,300
James River Coal Co.*	22,038	408,364
Jura Energy Corp.*	6,900	198
Knightsbridge Tankers Ltd.	16,250	215,475
McMoRan Exploration Co.*	70,819	567,968
Nordic American Tanker Shipping Ltd.	37,501	1,125,030
Northern Oil and Gas, Inc.*	25,761	305,010
Oilsands Quest, Inc.*	286,702	329,707
Panhandle Oil and Gas, Inc., Class A	8,020	207,718
Patriot Coal Corp.*	59,473	919,453
Penn Virginia Corp.	39,395	838,720
Petroleum Development Corp.*	21,161	385,342
PetroQuest Energy, Inc.*^	47,459	290,924
PrimeEnergy Corp.*	4,279	155,713
Rex Energy Corp.*	30,890	370,680
Rosetta Resources, Inc.*	46,424	925,230
Ship Finance International Ltd.	36,005	490,748
Stone Energy Corp.*^	32,982	595,325
Swift Energy Co.*	34,769	833,065
Teekay Tankers Ltd., Class A^	7,657	65,314
USEC, Inc.*	96,814	372,734
VAALCO Energy, Inc.*	43,353	197,256
Venoco, Inc.*	24,411	318,319
W&T Offshore, Inc.^	31,644	370,235

	Number of Shares	Value (Note 1)

Western Refining, Inc.*^	34,603	$162,980
Westmoreland Coal Co.*	260	2,317
World Fuel Services Corp.^	54,116	1,449,768

		26,209,529

Total Energy		40,531,075

Financials (20.0%)
Capital Markets (2.4%)
Allied Capital Corp.*	166,332	600,459
American Capital Ltd.*^	261,164	637,240
Apollo Investment Corp.	151,403	1,442,871
Ares Capital Corp.	83,410	1,038,455
Artio Global Investors, Inc.*	23,269	593,127
BGC Partners, Inc., Class A	39,339	181,746
BlackRock Kelso Capital Corp.	18,769	159,912
Broadpoint Gleacher Securities, Inc.*^	40,452	180,416
Calamos Asset Management, Inc., Class A	15,571	179,534
Capital Southwest Corp.	2,190	172,572
Cohen & Steers, Inc.^	14,609	333,670
Diamond Hill Investment Group, Inc.^	1,713	110,026
Duff & Phelps Corp., Class A	12,595	229,985
E*TRADE Financial Corp.*	1,244,187	2,177,327
Evercore Partners, Inc., Class A^	12,311	374,254
Fifth Street Finance Corp.^	29,609	318,001
GAMCO Investors, Inc., Class A	6,558	316,686
GFI Group, Inc.	57,997	265,046
Gladstone Capital Corp.	18,501	142,458
Gladstone Investment Corp.	1,004	4,578
Hercules Technology Growth Capital, Inc.	42,101	437,429
International Assets Holding Corp.*	10,976	159,591
KBW, Inc.*	32,433	887,367
Knight Capital Group, Inc., Class A*	87,405	1,346,037
Kohlberg Capital Corp.	675	3,078
LaBranche & Co., Inc.*	42,908	121,859
MCG Capital Corp.*	86,536	373,836
MF Global Ltd.*	90,082	626,070
MVC Capital, Inc.^	24,190	285,442
NGP Capital Resources Co.	9,741	79,194
Oppenheimer Holdings, Inc., Class A	11,083	368,177
optionsXpress Holdings, Inc.	37,127	573,612
PennantPark Investment Corp.	21,558	192,297
Penson Worldwide, Inc.*	15,149	137,250
Piper Jaffray Cos., Inc.*	18,581	940,384
Prospect Capital Corp.^	44,345	523,714
Riskmetrics Group, Inc.*	19,653	312,679
Safeguard Scientifics, Inc.*	15,827	163,176
Stifel Financial Corp.*^	27,661	1,638,638
SWS Group, Inc.^	20,283	245,424
Teton Advisors, Inc., Class B*(b)†	100	1,519
Thomas Weisel Partners Group, Inc.*^	1,897	7,171
TradeStation Group, Inc.*	27,700	218,553
U.S. Global Investors, Inc., Class A	10,926	134,499

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Virtus Investment Partners, Inc.*	3,578	$56,890
Westwood Holdings Group, Inc.	4,297	156,153

		19,448,402

Commercial Banks (5.6%)
1st Source Corp.^	10,620	170,876
Ames National Corp.^	7,850	165,713
Arrow Financial Corp.	7,495	187,375
BancFirst Corp.	6,297	233,241
Banco Latinoamericano de Comercio Exterior S.A.	24,681	343,066
Bank of Kentucky Financial Corp.	8,212	154,221
Bank of the Ozarks, Inc.^	11,169	326,917
Banner Corp.^	10,332	27,690
Boston Private Financial Holdings, Inc.^	61,370	354,105
Bridge Bancorp, Inc.	7,581	182,247
Bryn Mawr Bank Corp.^	7,680	115,891
Camden National Corp.	6,493	212,321
Cardinal Financial Corp.	22,843	199,648
Cathay General Bancorp	43,347	327,270
Centerstate Banks, Inc.	9,493	95,784
Central Pacific Financial Corp.*^	41,568	54,454
Chemical Financial Corp.	22,141	522,085
Citizens & Northern Corp.	9,802	93,511
Citizens Holding Co.	6,882	154,088
Citizens Republic Bancorp, Inc.*	335,212	231,296
City Holding Co.	14,550	470,401
CoBiz Financial, Inc.	17,121	81,325
Columbia Banking System, Inc.^	25,455	411,862
Community Bank System, Inc.	25,878	499,704
Community Trust Bancorp, Inc.	13,296	325,087
CVB Financial Corp.^	79,187	684,176
Danvers Bancorp, Inc.^	15,688	203,787
East West Bancorp, Inc.^	85,557	1,351,801
Enterprise Financial Services Corp.	11,395	87,855
F.N.B. Corp./Pennsylvania	106,351	722,123
Farmers Capital Bank Corp.	7,127	72,838
Financial Institutions, Inc.	13,885	163,565
First Bancorp, Inc./Maine^	1,519	23,423
First Bancorp/North Carolina	12,510	174,765
First BanCorp/Puerto Rico^	57,149	131,443
First Busey Corp.	9,106	35,422
First Commonwealth Financial Corp.	76,813	357,180
First Financial Bancorp	47,316	688,921
First Financial Bankshares, Inc.^	19,208	1,041,650
First Financial Corp./Indiana^	10,238	312,464
First Merchants Corp.	14,152	84,063
First Midwest Bancorp, Inc./Illinois	43,868	477,723
First South Bancorp, Inc./North Carolina	1,895	19,518
FirstMerit Corp.	76,240	1,535,474
Glacier Bancorp, Inc.^	53,214	730,096
Great Southern Bancorp, Inc.^	8,530	182,201
Guaranty Bancorp*	32,177	42,474
Hampton Roads Bankshares, Inc.^	27,021	46,746
Hancock Holding Co.	22,533	986,720
Harleysville National Corp.	36,631	235,904

	Number of Shares	Value (Note 1)

Home Bancshares, Inc./Arkansas^	16,137	$388,418
IBERIABANK Corp.	19,154	1,030,677
Independent Bank Corp./Massachusetts	19,586	409,152
International Bancshares Corp.	46,090	872,484
Investors Bancorp, Inc.*	38,148	417,339
Lakeland Bancorp, Inc.^	23,228	148,427
Lakeland Financial Corp.	12,777	220,403
MainSource Financial Group, Inc.^	34,881	166,731
MB Financial, Inc.	46,551	917,986
Merchants Bancshares, Inc.	1,100	24,904
Metro Bancorp, Inc.*	11,823	148,615
Nara Bancorp, Inc.*^	28,055	318,144
National Bankshares, Inc./Virginia	8,044	227,565
National Penn Bancshares, Inc.	107,391	621,794
NBT Bancorp, Inc.^	29,778	606,578
Northfield Bancorp, Inc./New Jersey	13,959	188,726
Old National Bancorp/Indiana^	75,539	938,950
Old Second Bancorp, Inc.	11,189	77,092
Oriental Financial Group, Inc.	24,071	259,967
Orrstown Financial Services, Inc.	5,265	183,643
Pacific Capital Bancorp N.A.^	40,372	38,757
Pacific Continental Corp.	15,630	178,807
PacWest Bancorp	25,416	512,132
Park National Corp.	10,148	597,514
Peoples Bancorp, Inc./Ohio	10,220	98,930
Pinnacle Financial Partners, Inc.*^	30,777	437,649
Premierwest Bancorp	3,038	4,314
PrivateBancorp, Inc.	28,970	259,861
Prosperity Bancshares, Inc.^	42,884	1,735,515
Renasant Corp.^	16,481	224,142
S&T Bancorp, Inc.	20,325	345,728
Sandy Spring Bancorp, Inc.	14,151	125,802
Santander BanCorp*	3,990	48,997
SCBT Financial Corp.^	10,334	286,148
Shore Bancshares, Inc.	8,434	121,956
Sierra Bancorp	10,066	76,804
Signature Bank/New York*	37,267	1,188,817
Simmons First National Corp., Class A	11,201	311,388
Smithtown Bancorp, Inc.	14,090	83,835
South Financial Group, Inc.	149,544	96,411
Southside Bancshares, Inc.^	12,845	252,019
Southwest Bancorp, Inc./Oklahoma^	15,157	105,190
State Bancorp, Inc./New York	5,196	36,944
StellarOne Corp.	16,896	168,284
Sterling Bancorp/New York^	21,698	154,924
Sterling Bancshares, Inc./Texas^	64,367	330,203
Sterling Financial Corp./Washington*^	5,950	3,689
Suffolk Bancorp^	7,962	236,471
Sun Bancorp, Inc./New Jersey*^	26,699	100,121
Susquehanna Bancshares, Inc.^	77,661	457,423
SVB Financial Group*	34,606	1,442,724
SY Bancorp, Inc.	11,896	253,980

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Texas Capital Bancshares, Inc.*	32,423	$452,625
Tompkins Financial Corp.	7,500	303,750
TowneBank/Virginia	16,182	189,006
Trico Bancshares	10,216	170,096
Trustmark Corp.^	53,380	1,203,185
UMB Financial Corp.	28,918	1,137,923
Umpqua Holdings Corp.^	81,704	1,095,651
Union Bankshares Corp./Virginia^	9,802	121,447
United Bankshares, Inc.	34,217	683,313
United Community Banks, Inc./Georgia*	69,740	236,419
Univest Corp. of Pennsylvania	14,726	258,147
Washington Trust Bancorp, Inc.^	11,060	172,315
Webster Financial Corp.	62,765	745,021
WesBanco, Inc.	23,848	294,284
West Bancorp, Inc.	21,026	103,658
Westamerica Bancorp	26,974	1,493,550
Western Alliance Bancorp*	38,960	147,269
Wintrust Financial Corp.^	22,412	690,065
Yadkin Valley Financial Corp.	6,967	25,499

		44,338,807

Consumer Finance (0.5%)
Advance America Cash Advance Centers, Inc.	38,977	216,712
Cardtronics, Inc.*^	3,300	36,531
Cash America International, Inc.	26,938	941,753
CompuCredit Holdings Corp.	37,046	123,363
Credit Acceptance Corp.*	5,111	215,173
Dollar Financial Corp.*	21,405	506,442
EZCORP, Inc., Class A*^	41,796	719,309
First Cash Financial Services, Inc.*	20,968	465,280
Nelnet, Inc., Class A	16,369	282,038
World Acceptance Corp.*^	15,781	565,433

		4,072,034

Diversified Financial Services (0.5%)
Asset Acceptance Capital Corp.*^	23,142	156,903
Compass Diversified Holdings	13,698	174,786
Encore Capital Group, Inc.*	11,444	199,126
Financial Federal Corp.	20,260	557,150
Life Partners Holdings, Inc.^	1,297	27,483
MarketAxess Holdings, Inc.	29,512	410,217
Medallion Financial Corp.	12,930	105,638
NewStar Financial, Inc.*	15,228	59,694
PHH Corp.*	48,915	788,021
PICO Holdings, Inc.*	17,775	581,776
Portfolio Recovery Associates, Inc.*	13,516	606,598
Primus Guaranty Ltd.*	26,155	79,773
Resource America, Inc., Class A	3,189	12,883

		3,760,048

Insurance (3.2%)
Ambac Financial Group, Inc.*^	381,626	316,750
American Equity Investment Life Holding Co.^	49,493	368,228
American Physicians Capital, Inc.	9,348	283,431

	Number of Shares	Value (Note 1)

American Safety Insurance Holdings Ltd.*	9,506	$137,362
AMERISAFE, Inc.*^	18,177	326,641
Amtrust Financial Services, Inc.	24,746	292,498
Argo Group International Holdings Ltd.*	26,939	785,002
Assured Guaranty Ltd.^	103,666	2,255,772
Baldwin & Lyons, Inc., Class B	6,923	170,375
Citizens, Inc./Texas*	25,949	169,447
CNA Surety Corp.*	14,287	212,733
Conseco, Inc.*^	172,001	860,005
Crawford & Co., Class B*	29,363	115,690
Delphi Financial Group, Inc., Class A	38,659	864,802
Donegal Group, Inc., Class A^	10,144	157,638
eHealth, Inc.*	18,610	305,762
EMC Insurance Group, Inc.	80	1,721
Employers Holdings, Inc.	38,801	595,207
Enstar Group, Ltd.*	5,188	378,828
FBL Financial Group, Inc., Class A^	14,840	274,837
First Mercury Financial Corp.	12,143	166,481
Flagstone Reinsurance Holdings Ltd.	35,395	387,221
FPIC Insurance Group, Inc.*	5,999	231,681
Greenlight Capital Reinsurance Ltd., Class A*	26,793	631,511
Hallmark Financial Services*	700	5,572
Harleysville Group, Inc.	11,188	355,667
Hilltop Holdings, Inc.*	41,884	487,530
Horace Mann Educators Corp.	32,637	407,962
Infinity Property & Casualty Corp.	11,552	469,473
Maiden Holdings Ltd.	43,061	315,207
Max Capital Group Ltd.	41,214	919,072
Meadowbrook Insurance Group, Inc.	47,777	353,550
Montpelier Reinsurance Holdings Ltd.	81,163	1,405,743
National Financial Partners Corp.*	34,969	282,899
National Western Life Insurance Co., Class A^	1,505	261,298
Navigators Group, Inc.*	12,303	579,594
Phoenix Cos., Inc.*^	106,367	295,700
Platinum Underwriters Holdings Ltd.	43,477	1,664,734
PMA Capital Corp., Class A*	26,583	167,473
Presidential Life Corp.	14,858	135,951
ProAssurance Corp.*	30,097	1,616,510
RLI Corp.^	16,348	870,531
Safety Insurance Group, Inc.	13,125	475,519
SeaBright Insurance Holdings, Inc.*	18,420	211,646
Selective Insurance Group, Inc.	49,732	818,091
State Auto Financial Corp.	11,834	218,929
Stewart Information Services Corp.^	12,627	142,433
Tower Group, Inc.	38,921	911,141
United America Indemnity Ltd., Class A*	29,323	232,238

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

United Fire & Casualty Co.	20,164	$367,590
Zenith National Insurance Corp.^	32,591	969,908

		25,231,584

Real Estate Investment Trusts (REITs) (6.4%)
Acadia Realty Trust (REIT)	32,673	551,194
Agree Realty Corp. (REIT)	2,912	67,820
Alexander’s, Inc. (REIT)*^	1,775	540,345
American Campus Communities, Inc. (REIT)	49,333	1,386,257
American Capital Agency Corp. (REIT)	13,944	370,074
Anworth Mortgage Asset Corp. (REIT)	86,911	608,377
Ashford Hospitality Trust, Inc. (REIT)*	49,159	228,098
Associated Estates Realty Corp. (REIT)	14,524	163,685
BioMed Realty Trust, Inc. (REIT)	92,597	1,461,181
CapLease, Inc. (REIT)^	40,725	178,376
Capstead Mortgage Corp. (REIT)	57,077	779,101
Care Investment Trust, Inc. (REIT)	11,159	86,817
CBL & Associates Properties, Inc. (REIT)	123,438	1,193,645
Cedar Shopping Centers, Inc. (REIT)	33,046	224,713
Cogdell Spencer, Inc. (REIT)	3,600	20,376
Colonial Properties Trust (REIT)	56,333	660,786
Colony Financial, Inc. (REIT)	12,046	245,377
Cousins Properties, Inc. (REIT)	67,913	518,176
Cypress Sharpridge Investments, Inc. (REIT)	14,025	189,478
DCT Industrial Trust, Inc. (REIT)^	189,900	953,298
Developers Diversified Realty Corp. (REIT)	127,975	1,185,049
DiamondRock Hospitality Co. (REIT)	106,875	905,231
DuPont Fabros Technology, Inc. (REIT)	20,000	359,800
EastGroup Properties, Inc. (REIT)	21,827	835,538
Education Realty Trust, Inc. (REIT)	41,294	199,863
Entertainment Properties Trust (REIT)^	30,614	1,079,756
Equity Lifestyle Properties, Inc. (REIT)	23,549	1,188,518
Equity One, Inc. (REIT)	29,786	481,640
Extra Space Storage, Inc. (REIT)	74,533	860,856
FelCor Lodging Trust, Inc. (REIT)*	54,972	197,899
First Industrial Realty Trust, Inc. (REIT)*	44,930	234,984
First Potomac Realty Trust (REIT)	18,444	231,841
Franklin Street Properties Corp. (REIT)	61,399	897,039
Getty Realty Corp. (REIT)^	15,620	367,539
Glimcher Realty Trust (REIT)	52,932	142,916

	Number of Shares	Value (Note 1)

Government Properties Income Trust (REIT)	10,566	$242,807
Gramercy Capital Corp./New York (REIT)*	23,004	59,580
Hatteras Financial Corp. (REIT)^	33,675	941,553
Healthcare Realty Trust, Inc. (REIT)^	55,958	1,200,859
Hersha Hospitality Trust (REIT)	57,277	179,850
Highwoods Properties, Inc. (REIT)^	60,195	2,007,503
Home Properties, Inc. (REIT)^	30,450	1,452,770
Inland Real Estate Corp. (REIT)	69,108	563,230
Invesco Mortgage Capital, Inc. (REIT)	7,490	170,472
Investors Real Estate Trust (REIT)^	53,396	480,564
iStar Financial, Inc. (REIT)*^	84,651	216,707
Kilroy Realty Corp. (REIT)	40,093	1,229,652
Kite Realty Group Trust (REIT)	46,229	188,152
LaSalle Hotel Properties (REIT)^	59,340	1,259,788
Lexington Realty Trust (REIT)	79,136	481,147
LTC Properties, Inc. (REIT)	21,469	574,296
Medical Properties Trust, Inc. (REIT)	73,562	735,620
MFA Financial, Inc. (REIT)	238,166	1,750,520
Mid-America Apartment Communities, Inc. (REIT)	25,493	1,230,802
Mission West Properties, Inc. (REIT)	22,180	159,474
Monmouth Real Estate Investment Corp. (REIT), Class A	18,161	135,118
National Health Investors, Inc. (REIT)	21,328	788,923
National Retail Properties, Inc. (REIT)^	73,387	1,557,272
NorthStar Realty Finance Corp. (REIT)	50,399	172,869
Omega Healthcare Investors, Inc. (REIT)	76,108	1,480,301
Parkway Properties, Inc./Maryland (REIT)	18,372	382,505
Pennsylvania Real Estate Investment Trust (REIT)	43,152	365,066
Pennymac Mortgage Investment Trust (REIT)*	13,600	233,648
Post Properties, Inc. (REIT)^	42,099	825,140
Potlatch Corp. (REIT)	34,544	1,101,263
PS Business Parks, Inc. (REIT)	16,580	829,829
RAIT Financial Trust (REIT)*^	71,852	94,126
Ramco-Gershenson Properties Trust (REIT)	22,079	210,634
Redwood Trust, Inc. (REIT)	72,091	1,042,436
Resource Capital Corp. (REIT)	7,794	38,346
Saul Centers, Inc. (REIT)	5,456	178,739
Sovran Self Storage, Inc. (REIT)^	23,362	834,724
Strategic Hotels & Resorts, Inc. (REIT)*^	18,810	34,987
Sun Communities, Inc. (REIT)	21,828	431,103
Sunstone Hotel Investors, Inc. (REIT)*^	77,171	685,278
Tanger Factory Outlet Centers (REIT)	37,421	1,459,045

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Universal Health Realty Income Trust (REIT)	11,050	$353,931
Urstadt Biddle Properties, Inc. (REIT), Class A	14,489	221,247
U-Store-It Trust (REIT)	70,668	517,290
Walter Investment Management Corp. (REIT)	19,568	280,409
Washington Real Estate Investment Trust (REIT)	51,617	1,422,048
Winthrop Realty Trust (REIT)^	25,040	271,934

		50,669,200

Real Estate Management & Development (0.1%)
American Realty Investors, Inc.*	2,150	26,337
Consolidated-Tomoka Land Co.	4,600	160,724
Forestar Group, Inc.*	31,321	688,436
Tejon Ranch Co.*^	7,802	227,974

		1,103,471

Thrifts & Mortgage Finance (1.3%)
Abington Bancorp, Inc.	15,485	106,692
Astoria Financial Corp.^	79,553	988,844
Bank Mutual Corp.	42,263	292,460
BankFinancial Corp.	22,221	219,988
Beneficial Mutual Bancorp, Inc.*^	22,754	223,899
Berkshire Hills Bancorp, Inc.	9,094	188,064
Brookline Bancorp, Inc.	54,077	535,903
Brooklyn Federal Bancorp, Inc.	10,661	107,036
Clifton Savings Bancorp, Inc.	18,221	170,731
Dime Community Bancshares, Inc.	18,101	212,144
Doral Financial Corp.*^	53,363	193,708
ESB Financial Corp.	14,058	185,847
ESSA Bancorp, Inc.	9,839	115,116
First Financial Holdings, Inc.	7,691	99,906
First Financial Northwest, Inc.	14,936	97,831
Flagstar Bancorp, Inc.*^	32,886	19,732
Flushing Financial Corp.	19,142	215,539
Home Federal Bancorp, Inc./Idaho^	12,482	166,135
Kearny Financial Corp.	18,996	191,480
Meridian Interstate Bancorp, Inc.*	13,991	121,582
MGIC Investment Corp.*^	116,461	673,145
NewAlliance Bancshares, Inc.^	100,926	1,212,121
Northwest Bancshares, Inc.^	26,010	294,433
Ocwen Financial Corp.*	51,485	492,711
PMI Group, Inc.*^	79,085	199,294
Provident Financial Services, Inc.	55,316	589,115
Provident New York Bancorp^	34,745	293,248
Radian Group, Inc.^	76,447	558,827
Rockville Financial, Inc.	1,000	10,500
Territorial Bancorp, Inc.*	10,395	187,630
TrustCo Bank Corp. NY/New York	70,354	443,230
United Financial Bancorp, Inc.	13,745	180,197
Waterstone Financial, Inc.*^	20,918	42,882
Westfield Financial, Inc.	29,414	242,665
WSFS Financial Corp.	7,230	185,305

		10,057,940

Total Financials		158,681,486

	Number of Shares	Value (Note 1)

Health Care (14.2%)
Biotechnology (3.9%)
Acorda Therapeutics, Inc.*	32,435	$818,011
Affymax, Inc.*^	12,393	306,603
Alkermes, Inc.*	83,825	788,793
Allos Therapeutics, Inc.*	47,269	310,557
Alnylam Pharmaceuticals, Inc.*	33,101	583,240
AMAG Pharmaceuticals, Inc.*	15,823	601,749
Amicus Therapeutics, Inc.*	13,473	53,488
Arena Pharmaceuticals, Inc.*	84,134	298,676
ARIAD Pharmaceuticals, Inc.*	112,157	255,718
ArQule, Inc.*	46,615	172,009
Array BioPharma, Inc.*	68,919	193,662
BioCryst Pharmaceuticals, Inc.*^	21,203	136,971
Celera Corp.*	71,271	492,483
Cell Therapeutics, Inc.*^	438,221	499,572
Celldex Therapeutics, Inc.*	16,278	76,181
Cepheid, Inc.*^	53,849	672,036
Cubist Pharmaceuticals, Inc.*	49,318	935,562
Cytokinetics, Inc.*	46,685	135,853
Cytori Therapeutics, Inc.*^	3,720	22,692
Dyax Corp.*	64,968	220,241
Enzon Pharmaceuticals, Inc.*	41,114	432,930
Exelixis, Inc.*	92,186	679,411
Facet Biotech Corp.*	19,883	349,543
Genomic Health, Inc.*	13,012	254,515
Geron Corp.*	80,111	444,616
Halozyme Therapeutics, Inc.*	55,035	323,055
Hemispherx Biopharma, Inc.*^	102,985	57,672
Human Genome Sciences, Inc.#*	154,136	4,716,562
Idenix Pharmaceuticals, Inc.*	67,837	145,850
Idera Pharmaceuticals, Inc.*	27,381	141,560
Immunogen, Inc.*^	47,068	369,954
Incyte Corp.*	78,747	717,385
InterMune, Inc.*	31,834	415,115
Isis Pharmaceuticals, Inc.*	84,998	943,478
Lexicon Pharmaceuticals, Inc.*	121,679	206,854
Ligand Pharmaceuticals, Inc., Class B*	82,360	178,721
MannKind Corp.*^	48,416	424,124
Martek Biosciences Corp.*^	30,182	571,647
Maxygen, Inc.*	35,908	218,680
Medivation, Inc.*	26,386	993,433
Metabolix, Inc.*	21,834	241,702
Micromet, Inc.*^	45,879	305,554
Momenta Pharmaceuticals, Inc.*	31,728	400,090
Myriad Pharmaceuticals, Inc.*	22,562	113,487
Nabi Biopharmaceuticals*	39,237	192,261
Nanosphere, Inc.*	827	5,326
Neurocrine Biosciences, Inc.*	32,000	87,040
Novavax, Inc.*	71,059	189,017
NPS Pharmaceuticals, Inc.*^	39,622	134,715
Onyx Pharmaceuticals, Inc.*	57,384	1,683,647
Orexigen Therapeutics, Inc.*	28,003	208,342
Osiris Therapeutics, Inc.*^	12,884	91,992
PDL BioPharma, Inc.	104,627	717,741
Pharmasset, Inc.*	19,699	407,769
Poniard Pharmaceuticals, Inc.*	3,400	6,222
Progenics Pharmaceuticals, Inc.*^	44,898	199,347
Protalix BioTherapeutics, Inc.*	33,900	224,418
Regeneron Pharmaceuticals, Inc.*	56,012	1,354,370

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Rigel Pharmaceuticals, Inc.*	45,840	$435,938
Sangamo BioSciences, Inc.*	37,600	222,592
Savient Pharmaceuticals, Inc.*	57,929	788,414
Seattle Genetics, Inc.*	72,755	739,191
SIGA Technologies, Inc.*	27,652	160,382
Spectrum Pharmaceuticals, Inc.*	34,365	152,581
StemCells, Inc.*^	128,784	162,268
Synta Pharmaceuticals Corp.*^	24,207	122,487
Theravance, Inc.*	46,727	610,722
Vanda Pharmaceuticals, Inc.*	24,822	278,999
Vical, Inc.*	5,400	17,766
ZymoGenetics, Inc.*	43,363	277,090

		30,690,672

Health Care Equipment & Supplies (3.6%)
Abaxis, Inc.*	16,862	430,824
ABIOMED, Inc.*^	28,350	247,779
Accuray, Inc.*^	42,110	236,237
Align Technology, Inc.*	57,276	1,020,658
Alphatec Holdings, Inc.*	709	3,786
American Medical Systems Holdings, Inc.*	65,723	1,267,797
Analogic Corp.^	12,116	466,587
AngioDynamics, Inc.*	20,940	336,715
ATS Medical, Inc.*	67,635	218,461
Bovie Medical Corp.*	22,969	179,388
Conceptus, Inc.*	28,842	541,076
CONMED Corp.*	25,287	576,544
CryoLife, Inc.*	37,668	241,829
Cyberonics, Inc.*	25,834	528,047
Cynosure, Inc., Class A*^	12,753	146,532
DexCom, Inc.*	37,808	305,489
Electro-Optical Sciences, Inc.*^	3,050	31,598
ev3, Inc.*	67,871	905,399
Greatbatch, Inc.*	21,718	417,637
Haemonetics Corp.*	23,954	1,321,063
Hansen Medical, Inc.*	4,950	14,998
HeartWare International, Inc.*	8,508	301,779
ICU Medical, Inc.*	9,545	347,820
Immucor, Inc.*	63,311	1,281,415
Insulet Corp.*	21,378	305,278
Integra LifeSciences Holdings Corp.*	15,144	556,996
Invacare Corp.^	28,116	701,213
IRIS International, Inc.*	17,037	210,577
Kensey Nash Corp.*	8,104	206,652
MAKO Surgical Corp.*	22,565	250,471
Masimo Corp.*	43,438	1,321,384
Medical Action Industries, Inc.*	19,104	306,810
Meridian Bioscience, Inc.	36,277	781,769
Merit Medical Systems, Inc.*	22,486	433,755
Micrus Endovascular Corp.*	14,122	211,971
Natus Medical, Inc.*^	27,018	399,596
Neogen Corp.*	15,978	377,241
NuVasive, Inc.*^	33,609	1,074,816
OraSure Technologies, Inc.*	40,086	203,637
Orthofix International N.V.*	15,053	466,191
Orthovita, Inc.*^	58,808	206,416
Palomar Medical Technologies, Inc.*	15,971	160,988
Quidel Corp.*	24,514	337,803
Rochester Medical Corp.*	15,389	171,280

	Number of Shares	Value (Note 1)

RTI Biologics, Inc.*	46,849	$179,900
Sirona Dental Systems, Inc.*	16,067	509,967
SonoSite, Inc.*^	14,365	339,445
Stereotaxis, Inc.*	53,634	210,782
STERIS Corp.	55,270	1,545,902
SurModics, Inc.*	14,421	326,780
Symmetry Medical, Inc.*	33,416	269,333
Synovis Life Technologies, Inc.*	10,689	137,995
Thoratec Corp.*^	50,946	1,371,466
TomoTherapy, Inc.*	13,639	53,192
TranS1, Inc.*	1,713	6,766
Vascular Solutions, Inc.*	21,668	181,794
Volcano Corp.*	42,624	740,805
West Pharmaceutical Services, Inc.	30,064	1,178,509
Wright Medical Group, Inc.*	31,559	598,043
Young Innovations, Inc.^	9,720	240,862
Zoll Medical Corp.*	16,401	438,235

		28,384,078

Health Care Providers & Services (3.7%)
Air Methods Corp.*	14,615	491,356
Alliance HealthCare Services, Inc.*^	29,549	168,725
Amedisys, Inc.*^	24,634	1,196,227
AMERIGROUP Corp.*	49,770	1,341,799
AMN Healthcare Services, Inc.*	33,107	299,949
Amsurg Corp.*	25,262	556,269
Assisted Living Concepts, Inc., Class A*^	7,341	193,582
Bio-Reference Labs, Inc.*	10,715	419,921
BioScrip, Inc.*^	39,629	331,298
CardioNet, Inc.*^	22,102	131,286
Catalyst Health Solutions, Inc.*	31,127	1,135,202
Centene Corp.*	39,183	829,504
Chemed Corp.	19,590	939,732
Chindex International, Inc.*	15,396	217,546
Clarient, Inc.*	65,260	172,939
Cross Country Healthcare, Inc.*	28,695	284,367
Emergency Medical Services Corp., Class A*	24,387	1,320,556
Emeritus Corp.*	18,206	341,363
Ensign Group, Inc.	14,524	223,234
Genoptix, Inc.*^	15,675	556,933
Gentiva Health Services, Inc.*	26,641	719,573
Hanger Orthopedic Group, Inc.*	28,309	391,514
HealthSouth Corp.*^	81,806	1,535,499
Healthspring, Inc.*	38,378	675,837
Healthways, Inc.*	32,147	589,576
HMS Holdings Corp.*	23,943	1,165,785
inVentiv Health, Inc.*	30,843	498,731
IPC The Hospitalist Co., Inc.*	14,984	498,218
Kindred Healthcare, Inc.*	36,329	670,633
Landauer, Inc.	8,626	529,636
LHC Group, Inc.*^	12,043	404,765
Magellan Health Services, Inc.*	35,115	1,430,234
Molina Healthcare, Inc.*	9,607	219,712
MWI Veterinary Supply, Inc.*	9,592	361,618
National Healthcare Corp.	8,605	310,727
Nighthawk Radiology Holdings, Inc.*	14,288	64,725
Odyssey HealthCare, Inc.*	23,889	372,191

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Owens & Minor, Inc.#	38,267	$1,642,802
PharMerica Corp.*^	24,781	393,522
Providence Service Corp.*	5,723	90,423
PSS World Medical, Inc.*^	55,921	1,262,137
Psychiatric Solutions, Inc.*	50,051	1,058,078
RadNet, Inc.*	1,713	3,495
RehabCare Group, Inc.*	15,780	480,185
Res-Care, Inc.*	19,417	217,470
Select Medical Holdings Corp.*	28,203	299,516
Skilled Healthcare Group, Inc., Class A*	27,166	202,387
Sun Healthcare Group, Inc.*	37,620	344,975
Sunrise Senior Living, Inc.*	24,077	77,528
Triple-S Management Corp., Class B*^	14,336	252,314
U.S. Physical Therapy, Inc.*	9,807	166,033
Universal American Corp.*	24,150	282,555
Virtual Radiologic Corp.*	1,476	18,834
WellCare Health Plans, Inc.*	39,284	1,444,080

		29,827,096

Health Care Technology (0.8%)
athenahealth, Inc.*	31,181	1,410,628
Computer Programs & Systems, Inc.	7,602	350,072
Eclipsys Corp.*	51,247	949,095
MedAssets, Inc.*	36,682	778,025
Merge Healthcare, Inc.*	52,592	176,709
Omnicell, Inc.*^	28,055	327,963
Phase Forward, Inc.*	39,774	610,531
Quality Systems, Inc.	21,938	1,377,487
Vital Images, Inc.*	17,065	216,555

		6,197,065

Life Sciences Tools & Services (0.7%)
Accelrys, Inc.*	31,958	183,119
Affymetrix, Inc.*	79,593	464,823
Bruker Corp.*	36,032	434,546
Dionex Corp.*	16,096	1,189,011
Enzo Biochem, Inc.*	36,735	197,634
eResearchTechnology, Inc.*	39,075	234,841
Kendle International, Inc.*	11,716	214,520
Luminex Corp.*	37,219	555,680
PAREXEL International Corp.*	54,437	767,562
Sequenom, Inc.*^	53,949	223,349
Varian, Inc.*	27,433	1,413,897

		5,878,982

Pharmaceuticals (1.5%)
Acura Pharmaceuticals, Inc.*^	34,052	181,497
Adolor Corp.*	47,376	69,169
Ardea Biosciences, Inc.*	100	1,400
Auxilium Pharmaceuticals, Inc.*	38,257	1,146,945
AVANIR Pharmaceuticals, Inc., Class A*	102,985	195,671
Biodel, Inc.*	9,034	39,208
Cadence Pharmaceuticals, Inc.*	25,735	248,857
Caraco Pharmaceutical Laboratories Ltd.*	57,465	347,089
Cypress Bioscience, Inc.*	31,549	181,722
Depomed, Inc.*	58,634	196,424
Durect Corp.*	96,364	238,019
Hi-Tech Pharmacal Co., Inc.*^	12,163	341,172

	Number of Shares	Value (Note 1)

Impax Laboratories, Inc.*	56,466	$767,938
Inspire Pharmaceuticals, Inc.*^	51,903	286,504
ISTA Pharmaceuticals, Inc.*	43,985	200,572
Javelin Pharmaceuticals, Inc.*	2,893	3,761
Lannett Co., Inc.*	33,557	198,322
MAP Pharmaceuticals, Inc.*	20,031	190,895
Medicines Co.*	41,787	348,504
Medicis Pharmaceutical Corp., Class A	50,975	1,378,874
MiddleBrook Pharmaceuticals, Inc.*	15,140	7,721
Nektar Therapeutics*	80,386	749,197
Obagi Medical Products, Inc.*	5,013	60,156
Optimer Pharmaceuticals, Inc.*^	22,256	251,048
Par Pharmaceutical Cos., Inc.*	32,135	869,573
Pozen, Inc.*	26,986	161,646
Questcor Pharmaceuticals, Inc.*	47,900	227,525
Salix Pharmaceuticals Ltd.*	40,763	1,035,380
Sucampo Pharmaceuticals, Inc., Class A*	42,720	172,589
ViroPharma, Inc.*	63,233	530,525
Vivus, Inc.*^	73,827	678,470
XenoPort, Inc.*	23,178	430,184

		11,736,557

Total Health Care		112,714,450

Industrials (15.7%)
Aerospace & Defense (1.7%)
AAR Corp.*	33,512	770,106
Aerovironment, Inc.*	10,321	300,135
American Science & Engineering, Inc.	7,277	551,888
Applied Signal Technology, Inc.	12,400	239,196
Argon ST, Inc.*	11,700	254,124
Ascent Solar Technologies, Inc.*	1,536	8,141
Ceradyne, Inc.*	24,493	470,510
Cubic Corp.	12,186	454,538
Curtiss-Wright Corp.	41,917	1,312,840
DigitalGlobe, Inc.*	13,713	331,855
DynCorp International, Inc., Class A*	22,496	322,817
Esterline Technologies Corp.*	26,887	1,096,183
GenCorp, Inc.*	54,650	382,550
GeoEye, Inc.*^	15,341	427,707
HEICO Corp.	20,848	924,192
Hexcel Corp.*	89,159	1,157,284
Moog, Inc., Class A*	37,353	1,091,828
Orbital Sciences Corp.*	52,887	807,056
Stanley, Inc.*	8,280	226,955
Taser International, Inc.*	43,802	191,853
Teledyne Technologies, Inc.*	32,954	1,264,115
Triumph Group, Inc.	14,502	699,721

		13,285,594

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	62,760	165,687
Atlas Air Worldwide Holdings, Inc.*	15,727	585,831
Forward Air Corp.^	26,940	674,847
Hub Group, Inc., Class A*	34,333	921,154

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Pacer International, Inc.*	9,220	$29,135

		2,376,654

Airlines (0.9%)
AirTran Holdings, Inc.*^	99,811	521,014
Alaska Air Group, Inc.*	33,407	1,154,546
Allegiant Travel Co.*	12,677	597,974
Hawaiian Holdings, Inc.*	57,863	405,041
JetBlue Airways Corp.*	235,389	1,282,870
SkyWest, Inc.	54,215	917,318
U.S. Airways Group, Inc.*^	148,186	717,220
UAL Corp.*	133,043	1,717,585

		7,313,568

Building Products (0.6%)
AAON, Inc.^	10,421	203,105
American Woodmark Corp.	10,138	199,516
Ameron International Corp.	7,995	507,363
Apogee Enterprises, Inc.	21,337	298,718
Gibraltar Industries, Inc.*^	25,168	395,893
Griffon Corp.*	51,143	624,967
Insteel Industries, Inc.^	15,467	201,071
NCI Building Systems, Inc.*	12,464	22,560
Quanex Building Products Corp.	33,467	567,935
Simpson Manufacturing Co., Inc.	34,619	930,905
Trex Co., Inc.*	15,112	296,195
Universal Forest Products, Inc.	15,654	576,224

		4,824,452

Commercial Services & Supplies (2.5%)
ABM Industries, Inc.^	40,632	839,457
ACCO Brands Corp.*	53,466	389,233
American Ecology Corp.^	11,654	198,584
ATC Technology Corp.*	19,804	472,325
Bowne & Co., Inc.	27,173	181,516
Cenveo, Inc.*^	46,631	408,021
Clean Harbors, Inc.*	19,018	1,133,663
Consolidated Graphics, Inc.*	11,364	397,967
Cornell Cos., Inc.*	9,570	217,239
Courier Corp.	13,342	190,124
Deluxe Corp.	46,861	693,074
EnergySolutions, Inc.	70,271	596,601
EnerNOC, Inc.*	11,944	362,978
Ennis, Inc.	22,556	378,715
Fuel Tech, Inc.*	18,014	147,174
G&K Services, Inc., Class A	17,482	439,323
GEO Group, Inc.*	47,414	1,037,418
Healthcare Services Group, Inc.	40,046	859,387
Herman Miller, Inc.	52,691	842,002
HNI Corp.	38,941	1,075,940
ICT Group, Inc.*	9,270	151,379
Innerworkings, Inc.*	23,805	140,450
Interface, Inc., Class A	65,198	541,795
Kimball International, Inc., Class B	22,522	191,887
Knoll, Inc.	39,158	404,502
M&F Worldwide Corp.*	9,100	359,450
McGrath RentCorp^	19,645	439,262
Metalico, Inc.*	17,703	87,099
Mine Safety Appliances Co.	28,007	743,026
Mobile Mini, Inc.*^	32,795	462,082
Multi-Color Corp.	12,655	154,518

	Number of Shares	Value (Note 1)

Rollins, Inc.	38,618	$744,555
Standard Parking Corp.*	2,010	31,919
Steelcase, Inc., Class A	66,472	422,762
Sykes Enterprises, Inc.*	31,926	813,155
Team, Inc.*^	17,272	324,886
Tetra Tech, Inc.#*	56,337	1,530,676
United Stationers, Inc.*	21,736	1,235,692
Viad Corp.	16,724	345,016
Waste Services, Inc.*^	28,634	260,856

		20,245,708

Construction & Engineering (1.0%)
Argan, Inc.*	12,930	186,063
Comfort Systems USA, Inc.	32,243	397,879
Dycom Industries, Inc.*	39,416	316,510
EMCOR Group, Inc.*	64,199	1,726,953
Furmanite Corp.*	830	3,162
Granite Construction, Inc.	29,073	978,597
Great Lakes Dredge & Dock Corp.	27,907	180,837
Insituform Technologies, Inc., Class A*^	34,662	787,521
Layne Christensen Co.*	17,093	490,740
MasTec, Inc.*	48,462	605,775
Michael Baker Corp.*	10,522	435,611
MYR Group, Inc.*	16,029	289,804
Northwest Pipe Co.*	7,972	214,128
Orion Marine Group, Inc.*	24,577	517,592
Primoris Services Corp.	29,446	234,685
Tutor Perini Corp.*	23,995	433,829

		7,799,686

Electrical Equipment (2.3%)
A. O. Smith Corp.	18,548	804,798
Acuity Brands, Inc.	40,202	1,432,799
Advanced Battery Technologies, Inc.*	46,966	187,864
American Superconductor Corp.*	39,075	1,598,168
AZZ, Inc.*	10,493	343,121
Baldor Electric Co.^	42,894	1,204,892
Belden, Inc.	40,735	892,911
Brady Corp., Class A^	45,341	1,360,683
Broadwind Energy, Inc.*	29,219	236,382
China BAK Battery, Inc.*^	2,000	5,560
Day4 Energy, Inc.*	7,000	5,087
Encore Wire Corp.	17,428	367,208
Ener1, Inc.*	42,839	271,599
Energy Conversion Devices, Inc.*^	41,908	442,968
EnerSys*	37,539	820,978
Evergreen Solar, Inc.*^	181,191	273,598
Franklin Electric Co., Inc.	21,276	618,706
FuelCell Energy, Inc.*	63,560	238,986
GrafTech International Ltd.*	107,992	1,679,276
GT Solar International, Inc.*^	30,520	169,691
Harbin Electric, Inc.*	12,800	262,912
II-VI, Inc.*	21,393	680,297
LSI Industries, Inc.	6,318	49,786
Microvision, Inc.*^	71,396	226,325
Orion Energy Systems, Inc.*	2,126	9,333
Polypore International, Inc.*	19,200	228,480
Powell Industries, Inc.*	5,060	159,542

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Power-One, Inc.*	65,400	$284,490
Preformed Line Products Co.^	4,355	190,749
Regal-Beloit Corp.^	32,088	1,666,651
Ultralife Corp.*	27,572	119,111
Valence Technology, Inc.*^	98,044	89,220
Woodward Governor Co.	54,633	1,407,892

		18,330,063

Industrial Conglomerates (0.3%)
Otter Tail Corp.^	32,825	814,060
Raven Industries, Inc.	14,213	451,547
Seaboard Corp.	267	360,183
Standex International Corp.	9,079	182,397
Tredegar Corp.	28,029	443,419
United Capital Corp.*	1,351	32,181

		2,283,787

Machinery (2.7%)
Actuant Corp., Class A^	63,213	1,171,337
Alamo Group, Inc.^	5,491	94,171
Albany International Corp., Class A	27,591	619,694
Altra Holdings, Inc.*	22,700	280,345
American Railcar Industries, Inc.	7,969	87,818
Ampco-Pittsburgh Corp.	1,780	56,123
Astec Industries, Inc.*	15,843	426,810
Badger Meter, Inc.^	13,430	534,783
Barnes Group, Inc.^	45,506	769,051
Blount International, Inc.*	51,233	517,453
Briggs & Stratton Corp.	46,044	861,483
Chart Industries, Inc.*	26,821	443,888
China Fire & Security Group, Inc.*^	50	676
CIRCOR International, Inc.	15,109	380,445
CLARCOR, Inc.^	47,374	1,536,813
Colfax Corp.*	25,516	307,213
Columbus McKinnon Corp.*	17,600	240,416
Energy Recovery, Inc.*^	25,255	173,754
EnPro Industries, Inc.*	17,254	455,678
ESCO Technologies, Inc.^	24,852	890,944
Federal Signal Corp.	44,885	270,208
Flow International Corp.*^	16,296	50,192
Force Protection, Inc.*	59,260	308,745
Gorman-Rupp Co.^	10,776	297,849
Graham Corp.	12,999	269,079
Hurco Cos., Inc.*^	4,842	71,662
John Bean Technologies Corp.	25,631	435,983
Kaydon Corp.	30,954	1,106,915
L.B. Foster Co., Class A*	9,867	294,135
Lindsay Corp.	11,575	461,264
McCoy Corp.	3,100	4,268
Met-Pro Corp.	8,996	95,538
Middleby Corp.*^	16,798	823,438
Mueller Industries, Inc.	32,157	798,780
Mueller Water Products, Inc., Class A	141,493	735,764
NACCO Industries, Inc., Class A	7,826	389,735
Nordson Corp.	32,045	1,960,513
RBC Bearings, Inc.*	17,000	413,610
Robbins & Myers, Inc.	24,068	566,079
SmartHeat, Inc.*	3,300	47,916
Sun Hydraulics Corp.^	10,500	275,625

	Number of Shares	Value (Note 1)

Tennant Co.	15,831	$414,614
Titan International, Inc.	32,584	264,256
Trimas Corp.*	25,211	170,678
Twin Disc, Inc.	9,936	103,732
Watts Water Technologies, Inc., Class A	27,659	855,216

		21,334,689

Marine (0.2%)
Eagle Bulk Shipping, Inc.*	43,044	213,068
Genco Shipping & Trading Ltd.*^	22,967	514,001
Horizon Lines, Inc., Class A	32,800	182,696
International Shipholding Corp.	5,969	185,457
TBS International Ltd., Class A*	27,424	201,566
Ultrapetrol Bahamas Ltd.*	12,635	60,143

		1,356,931

Professional Services (1.5%)
Acacia Research Corp.- Acacia Technologies*^	29,741	270,941
Administaff, Inc.	17,787	419,595
Advisory Board Co.*	14,242	436,660
CBIZ, Inc.*	40,933	315,184
COMSYS IT Partners, Inc.*	890	7,912
Corporate Executive Board Co.	31,704	723,485
CoStar Group, Inc.*^	18,236	761,718
CRA International, Inc.*	9,781	260,664
Exponent, Inc.*	12,223	340,288
Heidrick & Struggles International, Inc.	15,604	487,469
Hill International, Inc.*	32,434	202,388
Huron Consulting Group, Inc.*	18,750	432,000
Kelly Services, Inc., Class A*	19,134	228,269
Kforce, Inc.*	28,891	361,138
Korn/Ferry International*	37,552	619,608
MPS Group, Inc.*	86,961	1,194,844
Navigant Consulting, Inc.*	42,332	629,054
Odyssey Marine Exploration, Inc.*	35,188	49,615
Resources Connection, Inc.*	41,095	872,036
School Specialty, Inc.*	14,747	344,932
Spherion Corp.*	53,354	299,849
TrueBlue, Inc.*	35,615	527,458
VSE Corp.	3,825	172,431
Watson Wyatt Worldwide, Inc., Class A#	40,366	1,918,192

		11,875,730

Road & Rail (1.0%)
Amerco, Inc.*	8,242	409,792
Arkansas Best Corp.^	23,168	681,834
Avis Budget Group, Inc.*	94,764	1,243,304
Dollar Thrifty Automotive Group, Inc.*	20,599	527,540
Genesee & Wyoming, Inc., Class A*	31,361	1,023,623
Heartland Express, Inc.^	48,655	742,962
Knight Transportation, Inc.^	54,150	1,044,554
Marten Transport Ltd.*	14,208	255,034
Old Dominion Freight Line, Inc.*	24,262	744,843
Patriot Transportation Holding, Inc.*	300	28,338

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

RailAmerica, Inc.*	18,605	$226,981
Saia, Inc.*^	11,796	174,817
USA Truck, Inc.*	1,800	22,536
Werner Enterprises, Inc.	35,366	699,893
YRC Worldwide, Inc.*^	67,700	56,854

		7,882,905

Trading Companies & Distributors (0.7%)
Aircastle Ltd.	33,955	334,457
Applied Industrial Technologies, Inc.	38,188	842,809
Beacon Roofing Supply, Inc.*	42,176	674,816
DXP Enterprises, Inc.*	14,072	183,921
H&E Equipment Services, Inc.*	28,371	297,612
Houston Wire & Cable Co.^	10,410	123,879
Interline Brands, Inc.*	30,046	518,894
Kaman Corp.	23,992	553,975
Lawson Products, Inc.	5,314	93,792
RSC Holdings, Inc.*	44,821	315,540
Rush Enterprises, Inc., Class A*	32,200	382,858
United Rentals, Inc.*	55,944	548,811
Watsco, Inc.	23,687	1,160,189

		6,031,553

Transportation Infrastructure (0.0%)
CAI International, Inc.*	3,870	34,946

Total Industrials		124,976,266

Information Technology (18.2%)
Communications Equipment (3.0%)
3Com Corp.#*	329,292	2,469,690
Acme Packet, Inc.*^	33,447	367,917
ADC Telecommunications, Inc.*^	89,904	558,304
ADTRAN, Inc.	49,306	1,111,850
Airvana, Inc.*	29,878	227,073
Arris Group, Inc.*	110,703	1,265,335
Aruba Networks, Inc.*	54,216	577,943
Bel Fuse, Inc., Class B	1,450	31,160
BigBand Networks, Inc.*	39,895	137,239
Black Box Corp.	15,043	426,319
Blue Coat Systems, Inc.*^	36,795	1,050,129
Cogo Group, Inc.*	36,695	270,442
Comtech Telecommunications Corp.*	25,643	898,787
DG FastChannel, Inc.*^	16,560	462,521
EMS Technologies, Inc.*	11,349	164,560
Emulex Corp.*	79,657	868,261
Globecomm Systems, Inc.*	3,550	27,761
Harmonic, Inc.*	86,459	547,285
Harris Stratex Networks, Inc.*	42,137	291,167
Hughes Communications, Inc.*	8,443	219,771
Infinera Corp.*^	86,261	765,135
InterDigital, Inc.*^	43,125	1,144,537
Ixia*^	26,063	193,909
Loral Space & Communications, Inc.*	10,096	319,135
NETGEAR, Inc.*	31,829	690,371
Oplink Communications, Inc.*	24,426	400,342
Opnext, Inc.*	83,712	159,053
Palm, Inc.#*^	150,768	1,513,711
Parkervision, Inc.*^	2,771	5,071
PC-Tel, Inc.*	6,672	39,498

	Number of Shares	Value (Note 1)

Plantronics, Inc.	45,859	$1,191,417
Polycom, Inc.#*^	71,264	1,779,462
Powerwave Technologies, Inc.*	88,598	111,633
Riverbed Technology, Inc.*	52,106	1,196,875
SeaChange International, Inc.*	28,110	184,683
ShoreTel, Inc.*	39,787	229,969
Sonus Networks, Inc.*	163,241	344,439
Sycamore Networks, Inc.	16,422	343,378
Tekelec*	58,881	899,702
ViaSat, Inc.*	21,640	687,719

		24,173,553

Computers & Peripherals (0.8%)
3PAR, Inc.*^	18,495	219,166
Adaptec, Inc.*	82,342	275,846
Avid Technology, Inc.*	22,731	290,047
Compellent Technologies, Inc.*^	20,673	468,864
Cray, Inc.*	32,222	206,865
Electronics for Imaging, Inc.*	49,952	649,875
Imation Corp.*	22,476	195,991
Intermec, Inc.*	57,202	735,618
Intevac, Inc.*	18,600	213,342
Isilon Systems, Inc.*	4,950	33,957
Netezza Corp.*	43,908	425,908
Novatel Wireless, Inc.*^	42,261	336,820
Quantum Corp.*	201,581	590,632
Silicon Graphics International Corp.*	37,094	260,029
STEC, Inc.*^	23,499	383,974
Stratasys, Inc.*^	22,466	388,212
Synaptics, Inc.*^	30,737	942,089

		6,617,235

Electronic Equipment, Instruments & Components (2.2%)
Agilysys, Inc.	26,773	243,634
Anixter International, Inc.*^	26,558	1,250,882
Benchmark Electronics, Inc.*	62,748	1,186,565
Brightpoint, Inc.*	43,412	319,078
Checkpoint Systems, Inc.*	36,911	562,893
China Security & Surveillance Technology, Inc.*	29,982	229,062
Cogent, Inc.*	31,949	331,950
Cognex Corp.	36,803	652,149
Coherent, Inc.*	21,452	637,768
Comverge, Inc.*	20,308	228,262
CPI International, Inc.*	473	6,263
CTS Corp.	50,548	486,272
Daktronics, Inc.^	31,204	287,389
DTS, Inc.*	15,895	543,768
Echelon Corp.*	31,186	360,510
Electro Rent Corp.	2,169	25,030
Electro Scientific Industries, Inc.*	29,437	318,508
FARO Technologies, Inc.*	16,067	344,476
ICx Technologies, Inc.*	25,569	243,417
Insight Enterprises, Inc.*	46,143	526,953
IPG Photonics Corp.*^	28,560	478,094
L-1 Identity Solutions, Inc.*^	69,037	517,087
Littelfuse, Inc.*	19,549	628,500
Maxwell Technologies, Inc.*	22,875	408,090
Measurement Specialties, Inc.*	17,653	177,413
Methode Electronics, Inc.	45,082	391,312
MTS Systems Corp.	15,602	448,401

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Newport Corp.*	27,187	$249,849
OSI Systems, Inc.*^	15,768	430,151
Park Electrochemical Corp.	15,472	427,646
PC Connection, Inc.*	21,196	143,073
PC Mall, Inc.*	1,358	7,089
Plexus Corp.*	36,075	1,028,138
RadiSys Corp.*	23,542	224,826
Rofin-Sinar Technologies, Inc.*	24,925	588,479
Rogers Corp.*	13,684	414,762
Scansource, Inc.*	23,039	615,141
SYNNEX Corp.*^	15,862	486,329
TTM Technologies, Inc.*	42,126	485,713
Universal Display Corp.*	23,260	287,494

		17,222,416

Internet Software & Services (1.8%)
Art Technology Group, Inc.*	109,506	493,872
comScore, Inc.*	26,663	467,936
Constant Contact, Inc.*^	18,346	293,536
DealerTrack Holdings, Inc.*	37,064	696,433
Digital River, Inc.*	35,331	953,584
DivX, Inc.*	18,089	102,022
EarthLink, Inc.	103,433	859,528
GSI Commerce, Inc.*^	21,312	541,112
InfoSpace, Inc.*	35,041	300,301
Internap Network Services Corp.*	59,435	279,344
j2 Global Communications, Inc.*^	41,578	846,112
Keynote Systems, Inc.	12,104	132,055
Knot, Inc.*	25,652	258,316
Limelight Networks, Inc.*	58,291	229,084
Liquidity Services, Inc.*	22,552	227,099
LivePerson, Inc.*	100	697
Marchex, Inc., Class B	33,458	169,967
MercadoLibre, Inc.*	22,320	1,157,738
ModusLink Global Solutions, Inc.*	64,714	608,959
Move, Inc.*^	120,105	199,374
NIC, Inc.^	46,855	428,255
OpenTable, Inc.*	7,177	182,726
Openwave Systems, Inc.*	79,841	182,037
Rackspace Hosting, Inc.*	61,790	1,288,321
RealNetworks, Inc.*	70,152	260,264
SAVVIS, Inc.*	35,722	501,894
support.com, Inc.*	69,031	182,242
Switch & Data Facilities Co., Inc.*	26,307	531,664
Terremark Worldwide, Inc.*	60,575	414,333
Travelzoo, Inc.*	2,300	28,267
United Online, Inc.	72,273	519,643
ValueClick, Inc.*	80,524	814,903
Vocus, Inc.*^	14,803	266,454
Web.com Group, Inc.*	8,030	52,436

		14,470,508

IT Services (2.2%)
Acxiom Corp.*	63,869	857,122
CACI International, Inc., Class A*	27,959	1,365,797
CSG Systems International, Inc.*	33,465	638,847
Cybersource Corp.*	64,496	1,297,015
Euronet Worldwide, Inc.*	44,426	975,151
Forrester Research, Inc.*	11,280	292,716
Gartner, Inc.*	53,472	964,635

	Number of Shares	Value (Note 1)

Global Cash Access Holdings, Inc.*	31,800	$238,182
Hackett Group, Inc.*	10,719	29,799
Heartland Payment Systems, Inc.	35,637	467,914
infoGROUP, Inc.*	29,000	232,580
Integral Systems, Inc.*	23,769	205,839
ManTech International Corp., Class A*	18,541	895,159
MAXIMUS, Inc.	16,442	822,100
MoneyGram International, Inc.*^	67,800	195,264
NCI, Inc., Class A*	8,225	227,421
Ness Technologies, Inc.*	36,300	177,870
Online Resources Corp.*	38,873	204,472
RightNow Technologies, Inc.*	24,700	429,039
Sapient Corp.*	83,569	691,116
SRA International, Inc., Class A*	39,774	759,683
Syntel, Inc.	12,582	478,493
TeleTech Holdings, Inc.*	34,125	683,524
TNS, Inc.*	23,218	596,470
Unisys Corp.*	34,464	1,328,932
VeriFone Holdings, Inc.*	63,531	1,040,638
Wright Express Corp.*	34,002	1,083,304

		17,179,082

Semiconductors & Semiconductor Equipment (3.6%)
Actel Corp.*	24,547	291,618
Advanced Analogic Technologies, Inc.*^	51,670	203,580
Advanced Energy Industries, Inc.*	26,403	398,157
Amkor Technology, Inc.*	104,109	745,420
Applied Micro Circuits Corp.*	58,562	437,458
Atheros Communications, Inc.*	56,518	1,935,176
ATMI, Inc.*	29,870	556,179
Brooks Automation, Inc.*	59,550	510,939
Cabot Microelectronics Corp.*	22,120	729,075
Cavium Networks, Inc.*	29,802	710,182
Cirrus Logic, Inc.*	43,767	298,491
Cohu, Inc.	21,557	300,720
Cymer, Inc.*	26,598	1,020,831
Diodes, Inc.*	29,708	607,529
Entegris, Inc.*	148,646	784,851
Entropic Communications, Inc.*	11,345	34,829
Exar Corp.*	30,032	213,528
FEI Co.*	34,673	809,961
FormFactor, Inc.*	42,795	931,219
Hittite Microwave Corp.*	17,115	697,436
IXYS Corp.*	25,145	186,576
Kopin Corp.*	61,081	255,319
Kulicke & Soffa Industries, Inc.*	91,641	493,945
Micrel, Inc.	40,675	333,535
Microsemi Corp.*	74,627	1,324,629
Microtune, Inc.*	67,752	153,120
MKS Instruments, Inc.*	42,872	746,402
Monolithic Power Systems, Inc.*	31,496	754,959
Netlogic Microsystems, Inc.*	15,905	735,765
NVE Corp.*	4,043	167,016
OmniVision Technologies, Inc.*	41,618	604,710
Pericom Semiconductor Corp.*	21,500	247,895
Photronics, Inc.*	46,702	207,824
Power Integrations, Inc.^	24,124	877,149
RF Micro Devices, Inc.*	254,946	1,216,092

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Semtech Corp.*	55,396	$942,286
Sigma Designs, Inc.*	20,459	218,911
Silicon Image, Inc.*^	86,901	224,205
Skyworks Solutions, Inc.*	154,016	2,185,487
Standard Microsystems Corp.*	17,920	372,378
Supertex, Inc.*	10,711	319,188
Tessera Technologies, Inc.*	43,710	1,017,132
Trident Microsystems, Inc.*^	41,033	76,321
TriQuint Semiconductor, Inc.*	125,665	753,990
Ultratech, Inc.*	17,324	257,435
Veeco Instruments, Inc.*	30,694	1,014,130
Volterra Semiconductor Corp.*^	15,083	288,387
Zoran Corp.*	44,522	491,968

		28,683,933

Software (4.6%)
ACI Worldwide, Inc.*	31,072	532,885
Actuate Corp.*	37,203	159,229
Advent Software, Inc.*	13,507	550,140
American Software, Inc., Class A^	6,090	36,540
ArcSight, Inc.*^	20,009	511,830
Ariba, Inc.*	77,194	966,469
AsiaInfo Holdings, Inc.*^	30,414	926,715
Blackbaud, Inc.	41,587	982,701
Blackboard, Inc.*	27,157	1,232,656
Bottomline Technologies, Inc.*	23,491	412,737
Callidus Software, Inc.*	1,476	4,458
Chordiant Software, Inc.*	4,547	12,504
CommVault Systems, Inc.*	39,714	940,825
Concur Technologies, Inc.*	34,420	1,471,455
DemandTec, Inc.*	22,861	200,491
Double-Take Software, Inc.*	18,001	179,830
Ebix, Inc.*	6,283	306,799
Epicor Software Corp.*	46,139	351,579
EPIQ Systems, Inc.*^	31,930	446,701
Fair Isaac Corp.	43,927	936,084
FalconStor Software, Inc.*^	44,909	182,331
i2 Technologies, Inc.*^	17,605	336,608
Informatica Corp.*^	83,755	2,165,904
Jack Henry & Associates, Inc.	77,944	1,802,065
JDA Software Group, Inc.*	23,245	592,050
Lawson Software, Inc.*	127,975	851,034
Manhattan Associates, Inc.*	21,550	517,846
Mentor Graphics Corp.*	87,318	771,018
MicroStrategy, Inc., Class A*	8,709	818,820
Net 1 UEPS Technologies, Inc.*	28,561	554,655
NetScout Systems, Inc.*	18,154	265,775
Parametric Technology Corp.*	107,045	1,749,115
Pegasystems, Inc.	10,425	354,450
Phoenix Technologies Ltd.*	4,195	11,536
Progress Software Corp.*	37,518	1,095,901
PROS Holdings, Inc.*	27,621	285,877
QAD, Inc.	159	971
Quest Software, Inc.*	57,711	1,061,882
Radiant Systems, Inc.*	34,637	360,225
Rosetta Stone, Inc.*^	8,103	145,449
S1 Corp.*	42,669	278,202
Solera Holdings, Inc.#	64,710	2,330,207
SonicWALL, Inc.*	46,889	356,825
Sourcefire, Inc.*	20,346	544,255
SuccessFactors, Inc.*	35,546	589,353

	Number of Shares	Value (Note 1)

Synchronoss Technologies, Inc.*	16,634	$262,984
Take-Two Interactive Software, Inc.*^	71,456	718,133
Taleo Corp., Class A*	28,441	668,932
TeleCommunication Systems, Inc., Class A*^	27,494	266,142
THQ, Inc.*^	71,641	361,071
TIBCO Software, Inc.*	158,050	1,522,021
TiVo, Inc.*	92,067	937,242
Tyler Technologies, Inc.*	31,177	620,734
Ultimate Software Group, Inc.*	21,570	633,511
VASCO Data Security International, Inc.*	29,783	186,739
Websense, Inc.*	42,504	742,120

		36,104,611

Total Information Technology		144,451,338

Materials (4.7%)
Chemicals (2.2%)
A. Schulman, Inc.	21,143	426,666
American Vanguard Corp.	17,846	148,122
Ampal American Israel, Class A*	8,350	22,545
Arch Chemicals, Inc.	21,246	656,076
Balchem Corp.	16,590	555,931
Calgon Carbon Corp.*	51,138	710,818
China Green Agriculture, Inc.*^	16,897	248,386
Ferro Corp.^	72,473	597,178
H.B. Fuller Co.	43,759	995,517
Hawkins, Inc.^	9,198	200,792
Innophos Holdings, Inc.	14,913	342,850
Innospec, Inc.	19,498	196,735
Koppers Holdings, Inc.	16,713	508,744
Minerals Technologies, Inc.	17,025	927,352
NewMarket Corp.	9,287	1,065,869
NL Industries, Inc.^	19,126	132,734
Olin Corp.	69,503	1,217,693
OM Group, Inc.*	28,287	887,929
Omnova Solutions, Inc.*	42,495	260,494
PolyOne Corp.*	73,100	546,057
Rockwood Holdings, Inc.*^	45,940	1,082,346
Sensient Technologies Corp.	42,125	1,107,887
ShengdaTech, Inc.*	27,961	171,401
Solutia, Inc.*	108,279	1,375,143
Spartech Corp.	29,123	298,802
Stepan Co.	6,244	404,674
W.R. Grace & Co.*^	67,905	1,721,392
Westlake Chemical Corp.	18,078	450,685
Zep, Inc.	18,982	328,768
Zoltek Cos., Inc.*	23,537	223,601

		17,813,187

Construction Materials (0.1%)
Headwaters, Inc.*	6,300	41,076
Texas Industries, Inc.	20,526	718,205
United States Lime & Minerals, Inc.*	5,246	181,144

		940,425

Containers & Packaging (0.5%)
Graphic Packaging Holding Co.*	94,953	329,487
Myers Industries, Inc.	44,961	409,145

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Rock-Tenn Co., Class A	36,044	$1,816,978
Silgan Holdings, Inc.^	23,701	1,371,814

		3,927,424

Metals & Mining (1.1%)
Allied Nevada Gold Corp.*^	41,421	624,629
AMCOL International Corp.^	23,149	657,895
Brush Engineered Materials, Inc.*	19,245	356,802
Century Aluminum Co.*^	42,291	684,691
Coeur d’Alene Mines Corp.*^	65,236	1,178,162
General Moly, Inc.*	38,231	79,521
General Steel Holdings, Inc.*	18,242	80,447
Haynes International, Inc.	16,433	541,796
Hecla Mining Co.*^	199,429	1,232,471
Horsehead Holding Corp.*	32,667	416,504
Kaiser Aluminum Corp.	13,791	573,981
Redcorp Ventures Ltd.*(b)†	46,400	—
RTI International Metals, Inc.*^	27,586	694,340
Stillwater Mining Co.*	48,978	464,312
Sutor Technology Group Ltd.*	1,299	3,455
Worthington Industries, Inc.	59,280	774,790

		8,363,796

Paper & Forest Products (0.8%)
Buckeye Technologies, Inc.*	37,020	361,315
Clearwater Paper Corp.*	10,569	580,978
Deltic Timber Corp.^	9,253	427,304
Domtar Corp.*	38,644	2,141,264
Glatfelter	43,415	527,492
KapStone Paper and Packaging Corp.*	886	8,727
Louisiana-Pacific Corp.*	89,948	627,837
Schweitzer-Mauduit International, Inc.	12,582	885,144
Wausau Paper Corp.	37,989	440,672

		6,000,733

Total Materials		37,045,565

Telecommunication Services (1.0%)
Diversified Telecommunication Services (0.8%)
AboveNet, Inc.*	11,455	745,033
Alaska Communications Systems Group, Inc.^	31,677	252,782
Atlantic Tele-Network, Inc.	9,090	500,041
Cbeyond, Inc.*^	18,708	294,651
Cincinnati Bell, Inc.*	208,237	718,418
Cogent Communications Group, Inc.*	39,925	393,661
Consolidated Communications Holdings, Inc.	22,542	394,485
General Communication, Inc., Class A*	41,571	265,223
Global Crossing Ltd.*	25,589	364,643
Iowa Telecommunications Services, Inc.	28,612	479,537
Neutral Tandem, Inc.*^	30,573	695,536
PAETEC Holding Corp.*	126,685	525,743
Premiere Global Services, Inc.*	58,452	482,229
SureWest Communications*	2,450	24,402

		6,136,384

	Number of Shares	Value (Note 1)

Wireless Telecommunication Services (0.2%)
NTELOS Holdings Corp.	27,721	$493,988
Shenandoah Telecommunications Co.	21,724	442,083
Syniverse Holdings, Inc.*	63,729	1,113,983

		2,050,054

Total Telecommunication Services		8,186,438

Utilities (3.2%)
Electric Utilities (1.3%)
Allete, Inc.^	25,023	817,752
Cleco Corp.	55,981	1,529,961
El Paso Electric Co.*	40,746	826,329
Empire District Electric Co.	30,023	562,331
IDACORP, Inc.	44,408	1,418,835
MGE Energy, Inc.	20,553	734,564
PNM Resources, Inc.	75,781	958,630
Portland General Electric Co.	69,532	1,419,148
UIL Holdings Corp.	23,901	671,140
UniSource Energy Corp.	32,843	1,057,216

		9,995,906

Gas Utilities (1.3%)
Chesapeake Utilities Corp.^	6,929	222,074
Laclede Group, Inc.	23,052	778,466
New Jersey Resources Corp.	39,011	1,459,011
Nicor, Inc.	40,792	1,717,343
Northwest Natural Gas Co.	24,242	1,091,860
Piedmont Natural Gas Co., Inc.#	63,677	1,703,360
South Jersey Industries, Inc.	26,076	995,582
Southwest Gas Corp.	39,036	1,113,697
WGL Holdings, Inc.	44,725	1,500,077

		10,581,470

Independent Power Producers & Energy Traders (0.0%)
U.S. Geothermal, Inc.*	3,307	5,060

Multi-Utilities (0.4%)
Avista Corp.^	46,099	995,277
Black Hills Corp.^	34,719	924,567
CH Energy Group, Inc.	14,668	623,683
NorthWestern Corp.	34,978	910,128

		3,453,655

Water Utilities (0.2%)
American States Water Co.	16,779	594,144
Cadiz, Inc.*	10,451	125,098
California Water Service Group	16,750	616,735
SJW Corp.^	15,852	357,780

		1,693,757

Total Utilities		25,729,848

Total Common Stocks (99.2%) (Cost $612,215,021)		788,745,524

INVESTMENT COMPANY:
Investment Company (0.0%)
Kayne Anderson Energy Development Co. (Cost $6,445)	785	11,422

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

RIGHTS:
Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
Flagstar Bancorp, Inc., expiring 1/25/10* (Cost $—)	49,329	$—

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (2.7%)
Goldman Sachs & Co., Repurchase Agreement 0.01%, 1/4/10 (v)	$16,329,957	16,329,957
Monumental Global Funding II 0.40%, 3/26/10 (l)	3,000,000	2,980,866
0.43%, 5/26/10 (l)	2,000,000	1,960,200

Total Short-Term Investments of Cash Collateral for Securities Loaned		21,271,023

Time Deposit (0.8%)
JPMorgan Chase Nassau 0.000%, 1/4/10	6,725,607	6,725,607

Total Short-Term Investments (3.5%) (Cost/Amortized Cost $28,055,565)		27,996,630

Total Investments (102.7%) (Cost/Amortized Cost $640,277,031)		816,753,576
Other Assets Less Liabilities (-2.7%)		(21,568,255)

Net Assets (100%)		$795,185,321

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $1,519 or 0.0% of net assets) at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $7,344,283.
(b)	Illiquid security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Government National Mortgage Association, 2.750% - 15.000%, maturing 2/15/10 to 12/20/39, which had a total value of $16,656,556.

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	77	March-10	$4,814,033	$4,804,030	$(10,003)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$108,983,299	$—	$—	$108,983,299
Consumer Staples	27,445,759	—	—	27,445,759
Energy	40,531,075	—	—	40,531,075
Financials	158,679,967	—	1,519	158,681,486
Health Care	112,714,450	—	—	112,714,450
Industrials	124,976,266	—	—	124,976,266
Information Technology	144,451,338	—	—	144,451,338
Materials	37,045,565	—	—	37,045,565
Telecommunication Services	8,186,438	—	—	8,186,438
Utilities	25,729,848	—	—	25,729,848
Investment Companies
Investment Companies	11,422	—	—	11,422
Rights
Financials	—	—	—	—
Short-Term Investments	—	27,996,630	—	27,996,630

Total Assets	$788,755,427	$27,996,630	$1,519	$816,753,576

Liabilities:
Futures	$(10,003)	$—	$—	$(10,003)

Total Liabilities	$(10,003)	$—	$—	$(10,003)

Total	$788,745,424	$27,996,630	$1,519	$816,743,573

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities - Financials
Balance as of 12/31/08	$—
Total gains or losses (realized/unrealized) included in earnings	—
Purchases, sales, issuances, and settlements (net)	—
Transfers in and/or out of Level 3	1,519
Balance as of 12/31/09	$1,519
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$(20,156)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	—	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$—

Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(10,003	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(10,003)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(6,447)	—	(6,447)
Credit contracts	—	—	—	—	—
Equity contracts	—	2,851,900	—	—	2,851,900
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$2,851,900	$(6,447)	$—	$2,845,453

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	(320,591)	—	—	(320,591)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(320,591)	$—	$—	$(320,591)

The Portfolio held futures contracts with an average notional balance of approximately $6,039,000 during the year ended December 31, 2009.

^ This Portfolio held futures contracts to gain or reduce exposure to the financial markets.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$556,382,615
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$324,373,453

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$201,945,000
Aggregate gross unrealized depreciation	(34,248,755)

Net unrealized appreciation	$167,696,245

Federal income tax cost of investments	$649,057,331

At December 31, 2009, the Portfolio had loaned securities with a total value of $20,517,451. This was secured by collateral of $21,329,957, which was received as cash and subsequently invested in short-term investments currently valued at $21,271,023, as reported in the Portfolio of Investments.

The Portfolio has a net capital loss carry forward of $49,881,127 of which $9,554,499 expires in the year 2015, $16,190,204 expires in the year 2016 and $24,136,424 expires in the year 2017.

Included in the capital loss carryforward amounts are $25,744,703 of losses acquired from EQ/Small Company Index II as a result of a tax free reorganization that occurred during the year 2009. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $640,277,031) (Securities on loan at market value $20,517,451)	$816,753,576
Dividends, interest and other receivables	961,709
Receivable from Separate Accounts for Trust shares sold	601,941
Other assets	6,160

Total assets	818,323,386

LIABILITIES
Overdraft payable	12,483
Payable for return of cash collateral on securities loaned	21,329,957
Payable to Separate Accounts for Trust shares redeemed	889,920
Investment management fees payable	164,252
Distribution fees payable - Class IB	133,841
Administrative fees payable	69,970
Variation margin payable on futures contracts	36,558
Trustees’ fees payable	376
Accrued expenses	500,708

Total liabilities	23,138,065

NET ASSETS	$795,185,321

Net assets were comprised of:
Paid in capital	$676,110,283
Accumulated undistributed net investment income (loss)	1,134,458
Accumulated undistributed net realized gain (loss) on investments and futures	(58,525,962)
Unrealized appreciation (depreciation) on investments and futures	176,466,542

Net assets	$795,185,321

Class IA
Net asset value, offering and redemption price per share, $146,628,451 / 17,392,290 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.43

Class IB
Net asset value, offering and redemption price per share, $648,556,870 / 76,898,724 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.43

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $2,102 foreign withholding tax)	$12,385,449
Interest	969
Securities lending (net)	962,788

Total income	13,349,206

EXPENSES
Investment management fees	2,203,810
Distribution fees - Class IB	1,227,421
Administrative fees	931,684
Printing and mailing expenses	255,597
Professional fees	34,453
Trustees’ fees	22,836
Custodian fees	5,000
Miscellaneous	31,265

Total expenses	4,712,066

NET INVESTMENT INCOME (LOSS)	8,637,140

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(61,770,095)
Futures	2,851,900
Foreign currency transactions	1,754

Net realized gain (loss)	(58,916,441)

Change in unrealized appreciation (depreciation) on:
Securities	387,643,502
Futures	(320,591)

Net change in unrealized appreciation (depreciation)	387,322,911

NET REALIZED AND UNREALIZED GAIN (LOSS)	328,406,470

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$337,043,610

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,637,140	$7,975,011
Net realized gain (loss) on investments, futures and foreign currency transactions	(58,916,441)	29,201,063
Net change in unrealized appreciation (depreciation) on investments and futures	387,322,911	(297,397,397)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	337,043,610	(260,221,323)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,692,508)	(2,920,250)
Class IB	(7,060,472)	(4,769,285)

	(8,752,980)	(7,689,535)

Distributions from net realized capital gains
Class IA	—	(20,221,637)
Class IB	—	(46,328,315)

	—	(66,549,952)

Return of capital
Class IA	(363,646)	—
Class IB	(440,881)	—

	(804,527)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(9,557,507)	(74,239,487)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 67,088,288 and 24,732,547 shares, respectively ]	358,992,778	199,372,930
Capital shares issued in connection with merger (Note 8) [ 620,742 and 0 shares, respectively ]	5,223,883	—
Capital shares issued in reinvestment of dividends and distributions [ 252,400 and 3,447,344 shares, respectively ]	2,056,154	23,141,887
Capital shares repurchased [ (82,581,303) and (7,439,766) shares, respectively ]	(650,589,628)	(76,319,613)

Total Class IA transactions	(284,316,813)	146,195,204

Class IB
Capital shares sold [ 14,873,156 and 10,106,185 shares, respectively ]	101,786,959	97,123,779
Capital shares issued in connection with merger (Note 8) [ 10,930,602 and 0 shares, respectively ]	91,853,172	—
Capital shares issued in reinvestment of dividends and distributions [ 920,369 and 7,269,309 shares, respectively ]	7,501,353	51,097,600
Capital shares repurchased [ (13,459,037) and (11,449,429) shares, respectively ]	(96,407,670)	(113,445,783)

Total Class IB transactions	104,733,814	34,775,596

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(179,582,999)	180,970,800

TOTAL INCREASE (DECREASE) IN NET ASSETS	147,903,104	(153,490,010)

NET ASSETS:
Beginning of year	647,282,217	800,772,227

End of year (a)	$795,185,321	$647,282,217

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,134,458	$1,361,606

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO(kk)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009		2008		2007	2006		2005
Net asset value, beginning of year	$6.77		$11.61		$13.01	$11.68		$11.87

Income (loss) from investment operations:
Net investment income (loss)	0.07	(e)	0.14	(e)	0.18 (e)	0.15	(e)	0.13 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.71		(4.06)		(0.43)	1.94		0.40

Total from investment operations	1.78		(3.92)		(0.25)	2.09		0.53

Less distributions:
Dividends from net investment income	(0.11)		(0.10)		(0.21)	(0.13)		(0.12)
Distributions from net realized gains	—		(0.82)		(0.94)	(0.63)		(0.60)
Return of capital	(0.01)		—		—	—		—

Total dividends and distributions	(0.12)		(0.92)		(1.15)	(0.76)		(0.72)

Net asset value, end of year	$8.43		$6.77		$11.61	$13.01		$11.68

Total return	26.36%		(33.94)%		(1.55)%	17.98%		4.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$146,628		$216,594		$130,825	$380,834		$24,343
Ratio of expenses to average net assets	0.39%		0.45%		0.39%	0.38	%(c)	0.33%
Ratio of net investment income (loss) to average net assets	1.07%		1.61%		1.36%	1.17%		1.09%
Portfolio turnover rate	38%		48%		32%	26%		26%

	Year Ended December 31,
Class IB	2009		2008		2007	2006		2005
Net asset value, beginning of year	$6.77		$11.61		$13.01	$11.68		$11.87

Income (loss) from investment operations:
Net investment income (loss)	0.06	(e)	0.11	(e)	0.14 (e)	0.11	(e)	0.10 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.70		(4.05)		(0.42)	1.94		0.40

Total from investment operations	1.76		(3.94)		(0.28)	2.05		0.50

Less distributions:
Dividends from net investment income	(0.09)		(0.08)		(0.18)	(0.09)		(0.09)
Distributions from net realized gains	—		(0.82)		(0.94)	(0.63)		(0.60)
Return of capital	(0.01)		—		—	—		—

Total dividends and distributions	(0.10)		(0.90)		(1.12)	(0.72)		(0.69)

Net asset value, end of year	$8.43		$6.77		$11.61	$13.01		$11.68

Total return	26.04%		(34.12)%		(1.82)%	17.68%		4.24%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$648,557		$430,688		$669,947	$687,050		$517,538
Ratio of expenses to average net assets	0.64	%(c)	0.70	%(c)	0.64%	0.63	%(c)	0.58%
Ratio of net investment income (loss) to average net assets	0.90%		1.13%		1.04%	0.87%		0.84%
Portfolio turnover rate	38%		48%		32%	26%		26%

(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(kk)	On September 18, 2009, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Small Company Index II Portfolio that had comparable investment objectives as this Portfolio. Information prior to the year ended December 31, 2009 represents the results of operations of the EQ/Small Company Index Portfolio.

See Notes to Financial Statements.

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	42.89%	(2.29)%	(1.73)%	7.73%
Portfolio – IB Shares	42.39	(2.48)	(1.82)	7.68
Russell 1000® Growth Index	37.21	1.63	(3.99)	8.72

*   Date of inception 5/16/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

** Date of inception 8/1/88

    Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 42.39% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 37.21% over the same period.

Asset Class Overview

Over the 12 months, large cap growth stocks, as measured by the Russell 1000® Growth Index, posted an impressive 37.21% gain, as the more cyclical sectors of the market rebounded sharply after underperforming the defensive sectors in late 2008 and early 2009. All of the sectors in the index delivered double-digit returns. Information technology was the clear leader, returning 62%. The materials, consumer discretionary, and telecommunication services sectors were also top performers. Gains were less in utilities and consumer staples sectors.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	Stock selection overall was the overwhelming reason for relative outperformance, but sector weighting also benefited relative results.

•	Stock selection boosted the Information Technology sector which was the primary contributor to outperformance.

•	Health Care and Consumer Discretionary also notably outperformed on stock selection.

•	Consumer Staples benefited from a significant underweight to this lagging performer in the benchmark but stock selection detracted somewhat.

What hurt performance during the year:

•	Stock selection in the Financial sector was the primary detractor from relative performance and a significant overweight also hurt results.

•	Stock selection and sector weighting combined for underperformance of the Materials sector.

Portfolio Positioning and Outlook

Despite encouraging economic signs in recent months, we believe we may still see sluggish growth for 2010. Our belief is tempered by persistent headwinds, notably housing industry concerns and lingering high unemployment, that continue to weigh on the economy. Additionally, we believe the stock market’s steep rise since March marks the end of a “low-quality” rally, which may have started to lose steam at the end of the year. We feel that the worst of the global economic and market downturn may be behind us, but we believe the strength of the economic recovery is still uncertain. Our investment approach is to seek quality companies with seasoned management teams, strong earnings-growth potential, and solid free cash flow, while keeping aware of stock price valuations.

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	34.0%
Financials	13.6
Consumer Discretionary	13.2
Health Care	12.9
Industrials	8.6
Energy	6.3
Telecommunication Services	4.3
Consumer Staples	3.2
Materials	2.9
Cash and Other	1.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,241.50	$5.25
Hypothetical (5% average return before expenses)	1,000.00	1,020.52	4.74
Class IB
Actual	1,000.00	1,238.30	6.66
Hypothetical (5% average return before expenses)	1,000.00	1,019.26	6.01

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios 0.93% and 1.18%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.2%)
Hotels, Restaurants & Leisure (2.9%)
Carnival Corp.*	38,100	$1,207,389
Marriott International, Inc., Class A	188,009	5,123,245
MGM MIRAGE*	68,400	623,808
Starbucks Corp.*	270,400	6,235,424
Wynn Macau Ltd.*	520,800	634,071
Yum! Brands, Inc.	90,400	3,161,288

		16,985,225

Internet & Catalog Retail (4.4%)
Amazon.com, Inc.*	142,100	19,115,292
Expedia, Inc.*	158,412	4,072,773
priceline.com, Inc.*	13,300	2,906,050

		26,094,115

Media (1.7%)
McGraw-Hill Cos., Inc.	144,600	4,845,546
Walt Disney Co.	148,200	4,779,450

		9,624,996

Multiline Retail (0.5%)
Kohl’s Corp.*	57,900	3,122,547

Specialty Retail (3.0%)
AutoZone, Inc.*	45,900	7,255,413
CarMax, Inc.*	125,500	3,043,375
Lowe’s Cos., Inc.	232,800	5,445,192
O’Reilly Automotive, Inc.*	53,000	2,020,360

		17,764,340

Textiles, Apparel & Luxury Goods (0.7%)
NIKE, Inc., Class B	64,600	4,268,122

Total Consumer Discretionary		77,859,345

Consumer Staples (3.2%)
Beverages (1.2%)
PepsiCo, Inc.	110,800	6,736,640

Food & Staples Retailing (0.8%)
Costco Wholesale Corp.	77,000	4,556,090

Food Products (0.4%)
Nestle S.A. (Registered)	51,250	2,489,868

Household Products (0.8%)
Procter & Gamble Co.	80,100	4,856,463

Total Consumer Staples		18,639,061

Energy (6.3%)
Energy Equipment & Services (2.4%)
Cameron International Corp.*	94,600	3,954,280
Schlumberger Ltd.	148,200	9,646,338
Smith International, Inc.	22,000	597,740

		14,198,358

Oil, Gas & Consumable Fuels (3.9%)
EOG Resources, Inc.	47,600	4,631,480
Exxon Mobil Corp.	28,700	1,957,053
Murphy Oil Corp.	52,600	2,850,920
Petroleo Brasileiro S.A. (Preference) (ADR)	184,200	7,808,238

	Number of Shares	Value (Note 1)

Suncor Energy, Inc.	165,000	$5,826,150

		23,073,841

Total Energy		37,272,199

Financials (13.2%)
Capital Markets (6.3%)
BlackRock, Inc.	8,500	1,973,700
Charles Schwab Corp.	270,300	5,087,046
Franklin Resources, Inc.	46,300	4,877,705
Goldman Sachs Group, Inc.	36,500	6,162,660
Invesco Ltd.	251,600	5,910,084
Morgan Stanley	170,600	5,049,760
Northern Trust Corp.	59,000	3,091,600
State Street Corp.	39,600	1,724,184
TD Ameritrade Holding Corp.*	165,600	3,209,328

		37,086,067

Commercial Banks (2.1%)
PNC Financial Services Group, Inc.	54,600	2,882,334
U.S. Bancorp	246,400	5,546,464
Wells Fargo & Co.	161,200	4,350,788

		12,779,586

Consumer Finance (0.9%)
American Express Co.	126,200	5,113,624

Diversified Financial Services (3.4%)
Bank of America Corp.	86,700	1,305,702
CME Group, Inc.	8,800	2,956,360
IntercontinentalExchange, Inc.*	38,300	4,301,090
JPMorgan Chase & Co.	273,000	11,375,910

		19,939,062

Insurance (0.5%)
Sun Life Financial, Inc.	104,500	3,022,542

Total Financials		77,940,881

Health Care (12.9%)
Biotechnology (2.5%)
Celgene Corp.*	52,900	2,945,472
Gilead Sciences, Inc.*	226,600	9,807,248
Vertex Pharmaceuticals, Inc.*	48,800	2,091,080

		14,843,800

Health Care Equipment & Supplies (1.6%)
Covidien plc	7,100	340,019
Intuitive Surgical, Inc.*	19,100	5,793,412
Stryker Corp.	68,900	3,470,493

		9,603,924

Health Care Providers & Services (6.7%)
Express Scripts, Inc.*	136,000	11,757,200
McKesson Corp.	82,300	5,143,750
Medco Health Solutions, Inc.*	324,600	20,745,186
WellPoint, Inc.*	29,900	1,742,871

		39,389,007

Life Sciences Tools & Services (0.2%)
Illumina, Inc.*	29,900	916,435

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Pharmaceuticals (1.9%)
Allergan, Inc.	122,200	$7,699,822
Teva Pharmaceutical Industries Ltd. (ADR)	67,100	3,769,678

		11,469,500

Total Health Care		76,222,666

Industrials (8.6%)
Aerospace & Defense (1.0%)
Precision Castparts Corp.	56,300	6,212,705

Air Freight & Logistics (1.3%)
Expeditors International of Washington, Inc.	107,100	3,719,583
FedEx Corp.	45,300	3,780,285

		7,499,868

Commercial Services & Supplies (0.4%)
Republic Services, Inc.	90,500	2,562,055

Electrical Equipment (0.4%)
Rockwell Automation, Inc.	45,200	2,123,496

Industrial Conglomerates (1.1%)
3M Co.	51,600	4,265,772
McDermott International, Inc.*	92,000	2,208,920

		6,474,692

Machinery (3.9%)
Danaher Corp.	234,600	17,641,920
Deere & Co.	43,500	2,352,915
PACCAR, Inc.	90,400	3,278,808

		23,273,643

Road & Rail (0.2%)
Union Pacific Corp.	15,100	964,890

Trading Companies & Distributors (0.3%)
Fastenal Co.	46,300	1,927,932

Total Industrials		51,039,281

Information Technology (34.0%)
Communications Equipment (4.3%)
Cisco Systems, Inc.*	317,200	7,593,768
Juniper Networks, Inc.*	212,600	5,670,042
QUALCOMM, Inc.	252,000	11,657,520

		24,921,330

Computers & Peripherals (7.8%)
Apple, Inc.*	177,900	37,511,994
Hewlett-Packard Co.	44,600	2,297,346
International Business Machines Corp.	32,600	4,267,340
Toshiba Corp.*	361,000	1,990,902

		46,067,582

Electronic Equipment, Instruments & Components (0.8%)
Dolby Laboratories, Inc., Class A*	99,000	4,725,270

Internet Software & Services (7.8%)
Baidu, Inc. (ADR)*	10,600	4,359,038
Google, Inc., Class A*	55,300	34,284,894
Tencent Holdings Ltd.	345,000	7,435,583

		46,079,515

	Number of Shares	Value (Note 1)

IT Services (7.1%)
Accenture plc, Class A	147,300	$6,112,950
Automatic Data Processing, Inc.	85,600	3,665,392
Cielo S.A.	194,700	1,696,930
Mastercard, Inc., Class A	28,900	7,397,822
Visa, Inc., Class A	204,200	17,859,332
Western Union Co.	270,400	5,097,040

		41,829,466

Semiconductors & Semiconductor Equipment (2.5%)
Broadcom Corp., Class A*	96,300	3,028,635
Intel Corp.	150,800	3,076,320
Marvell Technology Group Ltd.*	327,300	6,791,475
Samsung Electronics Co., Ltd. (GDR)(b)§	5,800	1,989,824

		14,886,254

Software (3.7%)
Autodesk, Inc.*	107,700	2,736,657
McAfee, Inc.*	109,800	4,454,586
Microsoft Corp.	371,900	11,339,231
Salesforce.com, Inc.*	45,400	3,349,158

		21,879,632

Total Information Technology		200,389,049

Materials (2.9%)
Chemicals (1.8%)
Monsanto Co.	42,500	3,474,375
Praxair, Inc.	91,700	7,364,427

		10,838,802

Metals & Mining (1.1%)
Agnico-Eagle Mines Ltd.	26,600	1,436,400
BHP Billiton Ltd.	125,166	4,793,079

		6,229,479

Total Materials		17,068,281

Telecommunication Services (4.3%)
Wireless Telecommunication Services (4.3%)
American Tower Corp., Class A*	226,600	9,791,386
Crown Castle International Corp.*	348,400	13,601,536
Leap Wireless International, Inc.*	46,122	809,441
MetroPCS Communications, Inc.*	126,400	964,432

Total Telecommunication Services		25,166,795

Total Common Stocks (98.6%) (Cost $497,658,724)		581,597,558

CONVERTIBLE PREFERRED STOCK:
Financials (0.4%)
Diversified Financial Services (0.4%)
Bank of America Corp. 10.000% (l)*	151,700	2,263,364

Total Convertible Preferred Stocks (0.4%) (Cost $2,275,500)		2,263,364

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Time Deposit (1.2%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $7,319,973)	$7,319,973	$7,319,973

Total Investments (100.2%) (Cost/Amortized Cost $507,254,197)		591,180,895
Other Assets Less Liabilities (-0.2%)		(1,048,700)

Net Assets (100%)		$590,132,195

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2009, the market value of these securities amounted to $1,989,824 or 0.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.

Glossary:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$77,225,274	$634,071	$—	$77,859,345
Consumer Staples	16,149,193	2,489,868	—	18,639,061
Energy	37,272,199	—	—	37,272,199
Financials	77,940,881	—	—	77,940,881
Health Care	76,222,666	—	—	76,222,666
Industrials	51,039,281	—	—	51,039,281
Information Technology	187,275,810	13,113,239	—	200,389,049
Materials	12,275,202	4,793,079	—	17,068,281
Telecommunication Services	25,166,795	—	—	25,166,795
Convertible Preferred Stocks
Financials	2,263,364	—	—	2,263,364
Short-Term Investments	—	7,319,973	—	7,319,973

Total Assets	$562,830,665	$28,350,230	$—	$591,180,895

Total Liabilities	$—	$—	$—	$—

Total	$562,830,665	$28,350,230	$—	$591,180,895

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$312,447,419
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$227,845,608

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$89,333,295
Aggregate gross unrealized depreciation	(10,150,575)

Net unrealized appreciation	$79,182,720

Federal income tax cost of investments	$511,998,175

For the year ended December 31, 2009, the Portfolio incurred approximately $705 as brokerage commissions with Exane S.A. and $2,519 with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $200,719,409 of which $36,616,290 expires in the year 2011, $17,890,565 expires in the year 2012, $63,200,966 expires in the year 2016, and $83,011,588 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $507,254,197)	$591,180,895
Foreign cash (Cost $4,378)	4,379
Receivable from Separate Accounts for Trust shares sold	689,712
Dividends, interest and other receivables	360,969
Receivable for securities sold	4,155
Other assets	1,405

Total assets	592,241,515

LIABILITIES
Overdraft payable	4,155
Payable for securities purchased	1,109,353
Investment management fees payable	384,148
Payable to Separate Accounts for Trust shares redeemed	316,968
Distribution fees payable - Class IB	115,164
Administrative fees payable	52,776
Trustees’ fees payable	202
Accrued expenses	126,554

Total liabilities	2,109,320

NET ASSETS	$590,132,195

Net assets were comprised of:
Paid in capital	$713,609,753
Accumulated undistributed net investment income (loss)	14,692
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(207,421,318)
Unrealized appreciation (depreciation) on investments and foreign currency translations	83,929,068

Net assets	$590,132,195

Class IA
Net asset value, offering and redemption price per share, $34,586,704 / 1,945,712 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.78

Class IB
Net asset value, offering and redemption price per share, $555,545,491 / 31,433,877 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.67

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $49,065 foreign withholding tax)	$4,321,060

EXPENSES
Investment management fees	3,510,728
Distribution fees - Class IB	1,039,299
Administrative fees	482,687
Printing and mailing expenses	119,988
Custodian fees	70,000
Professional fees	21,302
Trustees’ fees	10,537
Miscellaneous	18,917

Gross expenses	5,273,458
Less: Waiver from investment advisor	(70,834)

Net expenses	5,202,624

NET INVESTMENT INCOME (LOSS)	(881,564)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(54,172,219)
Foreign currency transactions	960,192

Net realized gain (loss)	(53,212,027)

Change in unrealized appreciation (depreciation) on:
Securities	214,654,257
Foreign currency translations	4,951

Net change in unrealized appreciation (depreciation)	214,659,208

NET REALIZED AND UNREALIZED GAIN (LOSS)	161,447,181

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$160,565,617

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(881,564)	$178,343
Net realized gain (loss) on investments and foreign currency transactions	(53,212,027)	(89,848,058)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	214,659,208	(167,658,942)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	160,565,617	(257,328,657)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(15,251)	(1,057)
Class IB	—	(16,273)

	(15,251)	(17,330)

Distributions from net realized capital gains
Class IA	—	(6,521)
Class IB	—	(100,346)

	—	(106,867)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(15,251)	(124,197)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 437,465 and 2,157,887 shares, respectively ]	6,459,739	41,673,991
Capital shares issued in reinvestment of dividends and distributions [ 1,037 and 400 shares, respectively ]	15,251	7,578
Capital shares repurchased [ (262,896) and (445,022) shares, respectively ]	(3,677,292)	(7,111,721)

Total Class IA transactions	2,797,698	34,569,848

Class IB
Capital shares sold [ 9,409,137 and 4,319,992 shares, respectively ]	139,828,889	76,110,206
Capital shares issued in reinvestment of dividends and distributions [ 0 and 6,163 shares, respectively ]	—	116,619
Capital shares repurchased [ (4,436,275) and (5,404,714) shares, respectively ]	(63,448,805)	(94,723,297)

Total Class IB transactions	76,380,084	(18,496,472)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	79,177,782	16,073,376

TOTAL INCREASE (DECREASE) IN NET ASSETS	239,728,148	(241,379,478)
NET ASSETS:
Beginning of year	350,404,047	591,783,525

End of year (a)	$590,132,195	$350,404,047

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$14,692	$(48,685)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (g)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008		May 16, 2007* to December 31, 2007
Net asset value, beginning of period	$12.45	$21.45		$22.76

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)	0.05	(e)	0.09 (e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.33	(9.05)		(0.09)

Total from investment operations	5.34	(9.00)		— #

Less distributions:
Dividends from net investment income	(0.01)	—	#	(0.07)
Distributions from net realized gains	—	—	#	(1.24)

Total dividends and distributions	(0.01)	—	#	(1.31)

Net asset value, end of period	$17.78	$12.45		$21.45

Total return (b)	42.89%	(41.94	)%(cc)	0.24%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$34,587	$22,030		$1,219
Ratio of expenses to average net assets:
After waivers (a)	0.94%	0.91%		0.90%
After waivers and fees paid indirectly (a)	0.94%	0.91%		0.62%
Before waivers and fees paid indirectly (a)	0.96%	0.96%		0.93%
Ratio of net investment income to average net assets:
After waivers (a)	0.04%	0.30%		0.33%
After waivers and fees paid indirectly (a)	0.04%	0.30%		0.61%
Before waivers and fees paid indirectly (a)	0.02%	0.25%		0.30%
Portfolio turnover rate	52%	54%		169%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$0.01		$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (g)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class IB	2009		2008		2007		2006		2005
Net asset value, beginning of year	$12.41		$21.44		$21.20		$22.09		$21.25

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(e)	—	#(e)	0.02	(e)	(0.13	)(e)	(0.17	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.29		(9.03)		1.48		(0.76)		1.01

Total from investment operations	5.26		(9.03)		1.50		(0.89)		0.84

Less distributions:
Dividends from net investment income	—		—	#	(0.02)		—		—
Distributions from net realized gains	—		—	#	(1.24)		—		—

Total dividends and distributions	—		—	#	(1.26)		—		—

Net asset value, end of year	$17.67		$12.41		$21.44		$21.20		$22.09

Total return	42.39%		(42.10	)%(dd)	7.19%		(3.98)%		3.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$555,545		$328,374		$590,564		$246,130		$302,413
Ratio of expenses to average net assets:
After waivers	1.19%		1.16%		1.15%		1.15%		1.13%
After waivers and fees paid indirectly	1.19%		1.16%		0.87	%(c)	1.15%		1.13%
Before waivers and fees paid indirectly	1.21%		1.21	%(c)	1.18	%(c)	1.18%		1.13%
Ratio of net investment income to average net assets:
After waivers	(0.21)%		0.02%		(0.10)%		(0.60)%		(0.84)%
After waivers and fees paid indirectly	(0.21)%		0.02%		0.10%		(0.60)%		(0.84)%
Before waivers and fees paid indirectly	(0.23)%		(0.02)%		(0.14)%		(0.62)%		(0.84)%
Portfolio turnover rate	52%		54%		169%		40%		15%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—	#	$0.01		$0.01		$0.01		$—

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.
(g)	On July 6, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Janus Large Cap Growth Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2007 represents the results of operations of the EQ/TCW Equity Portfolio.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (42.04)%.
(dd)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (42.20)%.

See Notes to Financial Statements.

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO (Unaudited)

PORTFOLIO ADVISERS

➢	BlackRock Investment Management, LLC

➢	Templeton Global Advisors Limited

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	Since Incept.*
Portfolio – IA Shares	30.39%	(4.62)%
Portfolio – IB Shares	30.05	(4.86)
MSCI World Index	29.99	(2.38)
* Date of Inception 9/15/06 Returns for periods greater than one year are annualized

Past	performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 30.39% for the year ended December 31, 2009. The Portfolio’s benchmark, MSCI World Index, returned 29.99% over the same period.

Asset Class Overview

Over the 12 months, international stocks posted strong gains as global economic growth prospects brightened and the corporate profit outlook improved. International equity markets, as represented by the MSCI World Index, rose 29.99%. Within the index, all sectors showed positive total returns, with a range of 7.4% (Utilities) to 62.2% (Materials). Four sectors (Materials, Information Technology, Consumer Discretionary, and Financial) showed total returns exceeding 30%. Other than Utilities, Telecommunications was the only sector with a 2009 total return below 15%.

The following commentary contains highlights from the actively managed portion of the Portfolio.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•

Overweighted positions in emerging markets like South Korea, Singapore, Taiwan and India contributed to outperformance. The Portfolio’s underweighting to Japan sheltered the Portfolio from the Japanese market’s weak annual performance resulting in a major relative contributor.

•

From a sector perspective, Consumer Discretionary was the Portfolio’s largest overweighting and also was the most significant contributor. Retail and automotive stocks in particular rebounded during the year as policymakers slashed borrowing costs and incentivized consumption.

•

The Portfolio also was overweighted in the Information Technology sector. The Portfolio’s information technology holdings contributed to outperformance in 2009, led by Asian hardware and semiconductor companies like Samsung Electronics and Taiwan Semiconductor, which benefited from a cyclical demand recovery in the latter part of the year. Global software leaders Microsoft and Oracle, two of the Portfolio’s largest holdings, were also major contributors.

What hurt performance during the year:

•	The Portfolio had an overweighting in the Health Care sector, though those holdings detracted from performance as the rally favored stocks more leveraged into an economic recovery.

•

The Materials sector was less fundamentally attractive where valuations approached the inflated levels reached in the lead-up to the financial crisis. The Portfolio’s Materials sector underweighting detracted from performance as commodities delivered their best annual gains on record.

•	The Portfolio’s underweighted holdings in the resurgent Financial sector also underperformed.

•	Overweighted positions in companies domiciled in mature Western European countries, detracted from returns.

Portfolio Positioning and Outlook

We believe as markets become more discriminating, asset prices may ultimately reflect fundamental values as they often have over the long-term. Despite a prodigious rally, the valuations of higher quality stocks relative to lower quality stocks remain near trough levels, creating discounted entry points into the stocks that we believe may survive an uncertain recovery and thrive in a more discriminating market environment.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	15.7%
Information Technology	15.2
Health Care	14.1
Consumer Discretionary	14.0
Industrials	11.3
Energy	9.3
Consumer Staples	6.3
Telecommunication Services	6.1
Materials	4.6
Utilities	2.3
Cash and Other	1.1

100.0%

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,226.30	$4.99
Hypothetical (5% average return before expenses)	1,000.00	1,020.72	4.53
Class IB
Actual	1,000.00	1,225.00	6.39
Hypothetical (5% average return before expenses)	1,000.00	1,019.46	5.80

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.89% and 1.14%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.0%)
Auto Components (0.5%)
Aisin Seiki Co., Ltd.	3,600	$102,894
Bridgestone Corp.	11,000	192,768
Compagnie Generale des Etablissements Michelin, Class B	30,537	2,342,352
Denso Corp.	8,100	242,759
Goodyear Tire & Rubber Co.*	4,200	59,220
Johnson Controls, Inc.	11,400	310,536
Koito Manufacturing Co., Ltd.	2,000	31,862
NGK Spark Plug Co., Ltd.	2,000	22,516
NHK Spring Co., Ltd.	2,000	18,546
NOK Corp.	1,400	19,320
Nokian Renkaat Oyj	2,183	52,966
Pirelli & C S.p.A.*	63,250	37,757
Stanley Electric Co., Ltd.	2,200	44,242
Sumitomo Rubber Industries Ltd.	2,200	18,938
Toyoda Gosei Co., Ltd.	900	27,085
Toyota Boshoku Corp.	900	19,995
Toyota Industries Corp.	3,400	100,946

		3,644,702

Automobiles (2.5%)
Bayerische Motoren Werke (BMW) AG (Preference)	556	18,288
Bayerische Motoren Werke (BMW) AG	62,424	2,837,893
Daihatsu Motor Co., Ltd.	3,000	29,856
Daimler AG	15,685	838,003
Fiat S.p.A.*	14,385	209,356
Ford Motor Co.*	54,300	543,000
Fuji Heavy Industries Ltd.*	10,000	48,530
Harley-Davidson, Inc.	48,410	1,219,932
Honda Motor Co., Ltd.	28,500	963,644
Hyundai Motor Co.*	39,481	4,075,703
Isuzu Motors Ltd.*	18,000	33,624
Mazda Motor Corp.*	30,100	68,821
Mitsubishi Motors Corp.*	61,000	84,055
Nissan Motor Co., Ltd.*	42,300	369,702
Peugeot S.A.*	3,005	100,670
Porsche Automobil Holding SE (Preference)	1,627	102,191
Renault S.A.*	3,302	168,141
Suzuki Motor Corp.	6,500	159,608
Toyota Motor Corp.	127,800	5,369,627
Volkswagen AG	806	89,160
Volkswagen AG (Preference)	1,817	170,797
Yamaha Motor Co., Ltd.*	3,500	43,952

		17,544,553

Distributors (0.0%)
Canon Marketing Japan, Inc.	700	10,280
Genuine Parts Co.	2,500	94,900
Jardine Cycle & Carriage Ltd.	2,000	38,165
Li & Fung Ltd.	42,000	172,850

		316,195

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	2,000	121,160
Benesse Holdings, Inc.	1,500	62,728

	Number of Shares	Value (Note 1)

DeVry, Inc.	1,100	$62,403
H&R Block, Inc.	5,800	131,196

		377,487

Hotels, Restaurants & Leisure (0.9%)
Accor S.A.	46,121	2,505,469
Aristocrat Leisure Ltd.	4,679	16,701
Autogrill S.p.A.*	893	11,231
Carnival Corp.*	7,400	234,506
Carnival plc*	3,080	105,177
Compass Group plc	33,529	239,472
Crown Ltd.	7,121	50,983
Darden Restaurants, Inc.	2,300	80,661
Genting Singapore plc*	85,868	78,642
Intercontinental Hotels Group plc	5,338	76,388
International Game Technology	5,100	95,727
Marriott International, Inc., Class A	4,452	121,317
McDonald's Corp.	17,900	1,117,676
McDonald's Holdings Co. Japan Ltd.	1,423	27,157
OPAP S.A.	4,170	91,290
Oriental Land Co., Ltd.	1,000	65,662
Sands China Ltd.*	36,000	43,924
Shangri-La Asia Ltd.	20,000	37,410
Sky City Entertainment Group Ltd.	6,322	15,093
Sodexo S.A.	1,814	103,607
Starbucks Corp.*	12,500	288,250
Starwood Hotels & Resorts Worldwide, Inc.	3,200	117,024
TABCORP Holdings Ltd.	11,710	72,614
Tatts Group Ltd.	16,967	37,012
Thomas Cook Group plc	11,879	44,116
TUI AG*	3,457	28,838
TUI Travel plc	7,758	31,931
Whitbread plc	2,529	56,877
Wyndham Worldwide Corp.	3,100	62,527
Wynn Resorts Ltd.	1,200	69,876
Yum! Brands, Inc.	7,800	272,766

		6,199,924

Household Durables (0.3%)
Black & Decker Corp.	1,100	71,313
Casio Computer Co., Ltd.	4,800	38,162
D.R. Horton, Inc.	4,700	51,089
Electrolux AB, Class B*	4,587	107,662
Fortune Brands, Inc.	2,600	112,320
Harman International Industries, Inc.	1,100	38,808
Husqvarna AB, Class B*	6,331	46,739
Leggett & Platt, Inc.	2,300	46,920
Lennar Corp., Class A	2,500	31,925
Makita Corp.	2,000	68,052
Newell Rubbermaid, Inc.	4,800	72,048
Panasonic Corp.	33,700	481,930
Pulte Homes, Inc.*	5,357	53,570
Rinnai Corp.	800	38,476
Sanyo Electric Co., Ltd.*	32,000	58,746
Sekisui Chemical Co., Ltd.	6,000	37,099
Sekisui House Ltd.	8,000	71,754
Sharp Corp.	18,000	226,497

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Sony Corp.	17,200	$498,567
Whirlpool Corp.	1,300	104,858

		2,256,535

Internet & Catalog Retail (0.5%)
Amazon.com, Inc.*	5,520	742,550
DeNA Co., Ltd.	4	23,518
Expedia, Inc.*	98,370	2,529,093
Home Retail Group plc	14,678	66,908
priceline.com, Inc.*	700	152,950
Rakuten, Inc.	134	101,854

		3,616,873

Leisure Equipment & Products (0.1%)
Eastman Kodak Co.*	4,700	19,834
Hasbro, Inc.	2,100	67,326
Mattel, Inc.	6,100	121,878
Namco Bandai Holdings, Inc.	4,000	38,059
Nikon Corp.	6,000	118,336
Sankyo Co., Ltd.	1,000	49,814
Sega Sammy Holdings, Inc.	2,800	33,371
Shimano, Inc.	1,000	40,024
Yamaha Corp.	2,400	28,552

		517,194

Media (5.8%)
British Sky Broadcasting Group plc	20,849	187,812
CBS Corp., Class B	11,600	162,980
Comcast Corp., Class A	376,750	6,072,057
Dentsu, Inc.	3,391	78,040
DIRECTV, Class A*	15,700	523,595
Eutelsat Communications S.A.	2,043	65,547
Fairfax Media Ltd.	31,023	47,851
Fuji Media Holdings, Inc.	2	2,759
Gannett Co., Inc.	4,100	60,885
Gestevision Telecinco S.A.	1,187	17,326
Hakuhodo DY Holdings, Inc.	260	12,555
Interpublic Group of Cos., Inc.*	7,500	55,350
J.C. Decaux S.A.*	1,668	40,441
Jupiter Telecommunications Co., Ltd.	32	31,703
Lagardere S.C.A.	2,273	91,717
M6-Metropole Television	1,531	39,172
McGraw-Hill Cos., Inc.	5,300	177,603
Mediaset S.p.A.	13,880	113,411
Meredith Corp.	400	12,340
New York Times Co., Class A*	1,300	16,068
News Corp., Class A	437,660	5,991,565
Omnicom Group, Inc.	5,300	207,495
PagesJaunes Groupe S.A.	3,008	33,487
Pearson plc	284,310	4,087,135
Publicis Groupe S.A.	2,311	93,750
Reed Elsevier N.V.	170,857	2,096,422
Reed Elsevier plc	22,590	185,504
Sanoma Oyj	909	20,399
Scripps Networks Interactive, Inc., Class A	1,400	58,100
SES S.A. (FDR)	5,379	120,615
Singapore Press Holdings Ltd.	25,000	64,973
Societe Television Francaise 1 S.A.	2,747	50,729
Television Broadcasts Ltd.	3,000	14,395

	Number of Shares	Value (Note 1)

Time Warner Cable, Inc.	65,954	$2,729,836
Time Warner, Inc.	135,900	3,960,126
Toho Co., Ltd.	1,500	24,304
Viacom, Inc., Class B*	93,600	2,782,728
Vivendi S.A.	211,066	6,231,025
Walt Disney Co.	131,900	4,253,775
Washington Post Co., Class B	100	43,960
Wolters Kluwer N.V.	4,609	101,021
WPP plc	23,041	224,992

		41,185,548

Multiline Retail (0.5%)
Big Lots, Inc.*	1,400	40,572
Family Dollar Stores, Inc.	2,400	66,792
Harvey Norman Holdings Ltd.	6,723	25,245
Isetan Mitsukoshi Holdings Ltd.	5,800	52,266
J. Front Retailing Co., Ltd.	7,000	30,843
J.C. Penney Co., Inc.	4,000	106,440
Kohl's Corp.*	5,000	269,650
Lifestyle International Holdings Ltd.	6,500	12,056
Macy’s, Inc.	7,200	120,672
Marks & Spencer Group plc	29,265	189,852
Marui Group Co., Ltd.	3,300	20,228
Next plc	3,758	125,291
Nordstrom, Inc.	2,700	101,466
PPR S.A.	1,298	155,538
Sears Holdings Corp.*	900	75,105
Takashimaya Co., Ltd.	4,000	25,298
Target Corp.	50,320	2,433,978

		3,851,292

Specialty Retail (2.4%)
ABC-Mart, Inc.	200	5,558
Abercrombie & Fitch Co., Class A	1,300	45,305
AutoNation, Inc.*	1,800	34,470
AutoZone, Inc.*	400	63,228
Bed Bath & Beyond, Inc.*	4,400	169,972
Best Buy Co., Inc.	5,500	217,030
Carphone Warehouse Group plc	4,079	12,295
Chico’s FAS, Inc.*	203,970	2,865,778
Esprit Holdings Ltd.	20,900	137,553
Fast Retailing Co., Ltd.	800	149,311
GameStop Corp., Class A*	2,500	54,850
Gap, Inc.	7,600	159,220
Hennes & Mauritz AB, Class B	8,741	483,704
Home Depot, Inc.	109,330	3,162,917
Inditex S.A.	38,333	2,375,254
Kingfisher plc	1,091,358	4,000,575
Limited Brands, Inc.	4,700	90,428
Lowe’s Cos., Inc.	24,100	563,699
Nitori Co., Ltd.	750	55,806
Office Depot, Inc.*	3,800	24,510
O’Reilly Automotive, Inc.*	2,300	87,676
RadioShack Corp.	2,200	42,900
Ross Stores, Inc.	1,900	81,149
Sherwin-Williams Co.	1,700	104,805
Shimamura Co., Ltd.	300	28,539
Staples, Inc.	11,800	290,162
Tiffany & Co.	2,100	90,300
TJX Cos., Inc.	6,800	248,540

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

USS Co., Ltd.	24,590	$1,493,230
Yamada Denki Co., Ltd.	1,600	107,519

		17,246,283

Textiles, Apparel & Luxury Goods (0.4%)
Adidas AG	3,707	200,147
Asics Corp.	2,000	17,907
Billabong International Ltd.	2,587	25,151
Burberry Group plc	6,348	60,862
Christian Dior S.A.	1,209	124,263
Cie Financiere Richemont S.A., Class A	9,788	327,517
Coach, Inc.	5,400	197,262
Hermes International S.A.	888	118,119
Luxottica Group S.p.A.	2,433	63,026
LVMH Moet Hennessy Louis Vuitton S.A.	4,138	464,624
NIKE, Inc., Class B	6,400	422,848
Nisshinbo Holdings, Inc.	3,000	27,467
Polo Ralph Lauren Corp.	1,000	80,980
Puma AG Rudolf Dassler Sport	76	25,170
Swatch Group AG	593	149,258
Swatch Group AG (Registered)	602	28,785
VF Corp.	1,500	109,860
Yue Yuen Industrial Holdings Ltd.	8,500	24,549

		2,467,795

Total Consumer Discretionary		99,224,381

Consumer Staples (6.3%)
Beverages (1.1%)
Anheuser-Busch InBev N.V.	12,290	634,952
Asahi Breweries Ltd.	7,400	135,709
Brown-Forman Corp., Class B	1,700	91,069
Carlsberg A/S, Class B	2,102	155,121
Coca Cola Hellenic Bottling Co. S.A.	2,902	66,113
Coca-Cola Amatil Ltd.	8,745	90,115
Coca-Cola Co.	38,500	2,194,500
Coca-Cola Enterprises, Inc.	5,400	114,480
Coca-Cola West Co., Ltd.	500	8,793
Constellation Brands, Inc., Class A*	3,400	54,162
Diageo plc	44,301	772,581
Dr. Pepper Snapple Group, Inc.	4,100	116,030
Foster’s Group Ltd.	36,162	177,948
Heineken Holding N.V.	1,734	72,649
Heineken N.V.	4,224	200,148
Ito En Ltd.	800	11,998
Kirin Holdings Co., Ltd.	15,000	239,132
Molson Coors Brewing Co., Class B	2,600	117,416
Pepsi Bottling Group, Inc.	2,300	86,250
PepsiCo, Inc.	26,000	1,580,800
Pernod-Ricard S.A.	3,451	296,218
SABMiller plc	16,269	477,080
Sapporo Holdings Ltd.	3,000	16,341

		7,709,605

Food & Staples Retailing (1.8%)
Aeon Co., Ltd.	12,100	97,837
Carrefour S.A.	10,954	526,662

	Number of Shares	Value (Note 1)

Casino Guichard Perrachon S.A.	1,103	$98,851
Colruyt S.A.	265	63,895
Costco Wholesale Corp.	7,100	420,107
CVS Caremark Corp.	72,658	2,340,314
Delhaize Group S.A.	1,891	144,837
FamilyMart Co., Ltd.	1,300	38,313
J Sainsbury plc	19,941	103,682
Jeronimo Martins SGPS S.A.	2,930	29,144
Kesko Oyj, Class B	918	30,278
Koninklijke Ahold N.V.	21,512	285,399
Kroger Co.	10,400	213,512
Lawson, Inc.	1,300	57,271
Metcash Ltd.	10,845	43,408
Metro AG	1,980	120,687
Olam International Ltd.	21,000	39,328
Safeway, Inc.	7,100	151,159
Seven & I Holdings Co., Ltd.	13,000	263,862
SUPERVALU, Inc.	3,600	45,756
Sysco Corp.	10,000	279,400
Tesco plc	507,289	3,485,486
UNY Co., Ltd.	4,000	27,953
Walgreen Co.	16,200	594,864
Wal-Mart Stores, Inc.	35,400	1,892,130
Wesfarmers Ltd.	17,883	497,196
Wesfarmers Ltd. (PPS)	2,426	67,450
Whole Foods Market, Inc.*	2,400	65,880
WM Morrison Supermarkets plc	38,726	172,651
Woolworths Ltd.	21,755	544,923

		12,742,235

Food Products (1.8%)
Ajinomoto Co., Inc.	12,000	112,972
Archer-Daniels-Midland Co.	10,600	331,886
Aryzta AG	1,257	46,885
Associated British Foods plc	5,575	73,984
Cadbury plc	24,424	314,293
Campbell Soup Co.	3,200	108,160
ConAgra Foods, Inc.	7,600	175,180
Danone S.A.	9,418	573,549
Dean Foods Co.*	3,100	55,924
General Mills, Inc.	5,600	396,536
Golden Agri-Resources Ltd.*	142,472	51,297
Goodman Fielder Ltd.	22,379	32,574
H.J. Heinz Co.	5,300	226,628
Hershey Co.	2,600	93,054
Hormel Foods Corp.	1,000	38,450
J.M. Smucker Co.	2,000	123,500
Kellogg Co.	4,300	228,760
Kerry Group plc, Class A	2,743	80,853
Kikkoman Corp.	2,000	24,434
Kraft Foods, Inc., Class A	24,800	674,064
Lindt & Spruengli AG	11	23,627
Lindt & Spruengli AG (Registered)	2	49,148
McCormick & Co., Inc. (Non-Voting)	2,100	75,873
MEIJI Holdings Co. Ltd.*	1,400	52,664
Nestle S.A. (Registered)	109,037	5,297,322
Nippon Meat Packers, Inc.	4,000	45,959
Nisshin Seifun Group, Inc.	2,500	33,578
Nissin Food Holdings Co., Ltd.	1,500	48,872
Parmalat S.p.A.	31,567	88,454

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Premier Foods plc*§	2,387,921	$1,366,472
Sara Lee Corp.	11,900	144,942
Suedzucker AG	832	17,274
Toyo Suisan Kaisha Ltd.	2,000	45,845
Tyson Foods, Inc., Class A	5,200	63,804
Unilever N.V. (CVA)	27,876	908,346
Unilever plc	22,563	722,223
Wilmar International Ltd.	21,000	95,304
Yakult Honsha Co., Ltd.	1,400	42,151
Yamazaki Baking Co., Ltd.	1,000	11,836

		12,896,677

Household Products (0.8%)
Clorox Co.	2,400	146,400
Colgate-Palmolive Co.	8,300	681,845
Henkel AG & Co. KGaA	2,095	93,561
Henkel AG & Co. KGaA (Preference)	2,984	155,355
Kao Corp.	10,000	233,449
Kimberly-Clark Corp.	6,900	439,599
Procter & Gamble Co.	48,500	2,940,555
Reckitt Benckiser Group plc	10,476	567,567
Unicharm Corp.	800	74,894

		5,333,225

Personal Products (0.2%)
Avon Products, Inc.	7,200	226,800
Beiersdorf AG	1,430	93,982
Estee Lauder Cos., Inc., Class A	2,000	96,720
L’Oreal S.A.	4,043	448,873
Mead Johnson Nutrition Co., Class A	3,300	144,210
Shiseido Co., Ltd.	7,000	134,167

		1,144,752

Tobacco (0.6%)
Altria Group, Inc.	34,400	675,272
British American Tobacco plc	34,538	1,120,433
Imperial Tobacco Group plc	18,116	570,929
Japan Tobacco, Inc.	75	253,062
Lorillard, Inc.	2,600	208,598
Philip Morris International, Inc.	31,600	1,522,804
Reynolds American, Inc.	2,700	143,019
Swedish Match AB	4,521	98,829

		4,592,946

Total Consumer Staples		44,419,440

Energy (9.3%)
Energy Equipment & Services (1.3%)
Aker Solutions ASA	103,230	1,340,788
AMEC plc	5,123	65,030
Baker Hughes, Inc.	5,200	210,496
BJ Services Co.	5,000	93,000
Cameron International Corp.*	4,100	171,380
Cie Generale de Geophysique- Veritas*	2,854	60,872
Diamond Offshore Drilling, Inc.	1,100	108,262
FMC Technologies, Inc.*	2,100	121,464
Fugro N.V. (CVA)	1,355	77,380
Halliburton Co.	86,860	2,613,617
Nabors Industries Ltd.*	4,900	107,261

	Number of Shares	Value (Note 1)

National Oilwell Varco, Inc.	7,100	$313,039
Petrofac Ltd.	3,246	54,052
Rowan Cos., Inc.*	2,000	45,280
Saipem S.p.A.	4,904	168,466
SBM Offshore N.V.	91,202	1,784,558
Schlumberger Ltd.	19,900	1,295,291
Seadrill Ltd.	5,402	136,835
Smith International, Inc.	4,100	111,397
Technip S.A.	1,928	135,102
Tenaris S.A.	8,576	183,361
WorleyParsons Ltd.	3,033	78,568

		9,275,499

Oil, Gas & Consumable Fuels (8.0%)
Anadarko Petroleum Corp.	8,100	505,602
Apache Corp.	5,500	567,435
Arrow Energy Ltd.*	11,006	40,742
BG Group plc	152,870	2,737,561
BP plc	884,813	8,557,184
Cabot Oil & Gas Corp.	1,800	78,462
Cairn Energy plc*	22,420	119,480
Caltex Australia Ltd.*	3,110	25,807
Chesapeake Energy Corp.	10,500	271,740
Chevron Corp.	46,030	3,543,850
ConocoPhillips	24,600	1,256,322
Consol Energy, Inc.	3,100	154,380
Cosmo Oil Co., Ltd.	8,000	16,746
Denbury Resources, Inc.*	4,200	62,160
Devon Energy Corp.	7,200	529,200
El Paso Corp.	181,990	1,788,962
Energy Resources of Australia Ltd.	1,492	31,910
ENI S.p.A.	196,124	4,993,138
EOG Resources, Inc.	4,200	408,660
Exxon Mobil Corp.	79,000	5,387,010
Galp Energia SGPS S.A., Class B	2,317	39,886
Gazprom OAO (ADR)	74,400	1,863,720
Hellenic Petroleum S.A.	1,510	16,780
Hess Corp.	4,800	290,400
Idemitsu Kosan Co., Ltd.	300	17,376
INPEX Corp.	15	112,582
Japan Petroleum Exploration Co.	400	17,562
Lundin Petroleum AB*	3,230	25,415
Marathon Oil Corp.	11,800	368,396
Massey Energy Co.	1,500	63,015
Mongolia Energy Co., Ltd.*	42,438	21,537
Murphy Oil Corp.	3,200	173,440
Neste Oil Oyj	1,824	32,349
Nippon Mining Holdings, Inc.	16,500	70,641
Nippon Oil Corp.	23,000	106,485
Noble Energy, Inc.	2,900	206,538
Occidental Petroleum Corp.	13,500	1,098,225
OMV AG	2,749	120,383
Origin Energy Ltd.	15,936	239,244
Paladin Energy Ltd.*	10,693	39,684
Peabody Energy Corp.	4,400	198,924
Pioneer Natural Resources Co.	2,000	96,340
Range Resources Corp.	2,500	124,625
Repsol YPF S.A.	12,960	346,020
Royal Dutch Shell plc, Class A	61,562	1,858,721
Royal Dutch Shell plc, Class B	201,777	5,879,805
Santos Ltd.	14,902	187,645

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Showa Shell Sekiyu KK	2,400	$19,527
Southwestern Energy Co.*	5,700	274,740
Spectra Energy Corp.	10,500	215,355
Statoil ASA	63,100	1,573,952
Sunoco, Inc.	2,000	52,200
Tesoro Corp.	2,400	32,520
TonenGeneral Sekiyu KK	4,000	33,331
Total S.A.	121,179	7,765,339
Tullow Oil plc	13,701	285,720
Valero Energy Corp.	9,400	157,450
Williams Cos., Inc.	9,800	206,584
Woodside Petroleum Ltd.	8,858	372,298
XTO Energy, Inc.	9,500	442,035

		56,123,140

Total Energy		65,398,639

Financials (15.7%)
Capital Markets (1.5%)
3i Group plc	18,999	85,886
Ameriprise Financial, Inc.	4,400	170,808
Bank of New York Mellon Corp.	51,450	1,439,057
Charles Schwab Corp.	15,900	299,238
Credit Suisse Group AG (Registered) Repurchase Agreement	20,577	1,013,441
Daiwa Securities Group, Inc.	29,500	147,890
Deutsche Bank AG (Registered)	10,118	713,144
E*TRADE Financial Corp.*	24,100	42,175
Federated Investors, Inc., Class B	1,600	44,000
Franklin Resources, Inc.	2,500	263,375
GAM Holding Ltd.	4,450	54,149
Goldman Sachs Group, Inc.	8,540	1,441,894
ICAP plc	8,026	55,621
Invesco Ltd.	6,900	162,081
Investec plc	6,188	42,419
Jafco Co., Ltd.	400	9,615
Janus Capital Group, Inc.	2,800	37,660
Julius Baer Group Ltd.	3,880	135,511
Legg Mason, Inc.	2,800	84,448
Macquarie Group Ltd.	5,711	244,508
Man Group plc	31,528	155,088
Marfin Investment Group S.A.*	10,191	28,985
Matsui Securities Co., Ltd.	1,400	9,735
Mediobanca S.p.A.*	9,044	107,307
Mizuho Securities Co., Ltd.	8,000	23,945
Morgan Stanley	22,400	663,040
Nomura Holdings, Inc.	62,100	457,650
Northern Trust Corp.	4,100	214,840
SBI Holdings, Inc.	334	59,363
Schroders plc	1,544	32,958
State Street Corp.	8,200	357,028
T. Rowe Price Group, Inc.	4,400	234,300
UBS AG (Registered)*	137,493	2,112,156

		10,943,315

Commercial Banks (6.1%)
77 Bank Ltd.	7,000	37,044
Alpha Bank AE*	9,175	106,145
Aozora Bank Ltd.*	10,000	10,567
Australia & New Zealand Banking Group Ltd.	44,889	913,303

	Number of Shares	Value (Note 1)

Banca Carige S.p.A.	10,722	$28,534
Banca Monte dei Paschi di Siena S.p.A.	38,042	66,609
Banca Popolare Societa Cooperativa	8,247	58,505
Banco Bilbao Vizcaya Argentaria S.A.	61,730	1,118,198
Banco Comercial Portugues S.A. (Registered), Class R	45,784	54,949
Banco de Sabadell S.A.	15,105	83,900
Banco de Valencia S.A.	2,907	22,126
Banco Espirito Santo S.A. (Registered)	10,469	68,047
Banco Popolare S.c.a.r.l.*	12,157	90,998
Banco Popular Espanol S.A.	16,103	117,568
Banco Santander S.A.	140,509	2,308,548
Bank of Cyprus PCL	10,565	73,643
Bank of East Asia Ltd.	28,600	112,292
Bank of Kyoto Ltd.	5,000	40,350
Bank of Yokohama Ltd.	24,000	108,688
Bankinter S.A.	4,868	49,480
Barclays plc	197,292	869,402
BB&T Corp.	11,500	291,755
Bendigo and Adelaide Bank Ltd.	5,159	45,228
BNP Paribas S.A.	16,157	1,275,007
BOC Hong Kong Holdings Ltd.	68,500	154,060
Chiba Bank Ltd.	12,000	71,611
Chugoku Bank Ltd.	2,000	24,667
Chuo Mitsui Trust Holdings, Inc.	18,000	60,076
Comerica, Inc.	2,600	76,882
Commerzbank AG*	13,592	113,959
Commonwealth Bank of Australia	26,583	1,296,245
Credit Agricole S.A.	15,405	268,565
Danske Bank A/S*	8,235	187,502
DBS Group Holdings Ltd.	218,988	2,381,033
Deutsche Postbank AG* .	1,380	45,093
Dexia S.A.*	9,983	62,798
DnB NOR ASA*	15,277	165,841
EFG Eurobank Ergasias S.A.*	5,179	57,437
Erste Group Bank AG.	3,229	119,690
Fifth Third Bancorp.	12,900	125,775
First Horizon National Corp.*	3,770	50,513
Fukuoka Financial Group, Inc.	12,000	41,642
Gunma Bank Ltd.	8,000	40,622
Hachijuni Bank Ltd.	9,000	52,357
Hang Seng Bank Ltd.	14,000	205,960
Hiroshima Bank Ltd.	7,000	26,826
Hokuhoku Financial Group, Inc.	18,000	36,625
HSBC Holdings plc	621,198	7,080,376
Huntington Bancshares, Inc./Ohio	10,500	38,325
ICICI Bank Ltd. (ADR)	43,240	1,630,580
Intesa Sanpaolo S.p.A.* .	736,203	3,283,253
Iyo Bank Ltd.	3,000	24,283
Joyo Bank Ltd.	11,000	43,922
KB Financial Group, Inc. (ADR)	26,155	1,329,982
KBC Groep N.V.*	2,970	128,619
KeyCorp.	14,600	81,030
Lloyds Banking Group plc*	668,061	536,315
M&T Bank Corp.	1,300	86,957
Marshall & Ilsley Corp.	8,400	45,780
Mitsubishi UFJ Financial Group, Inc.	217,300	1,063,942

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Mizuho Financial Group, Inc.	231,776	$414,722
Mizuho Trust & Banking Co., Ltd.*	20,000	18,544
National Australia Bank Ltd.	37,552	913,760
National Bank of Greece S.A.*	11,144	284,162
Natixis S.A.*	14,162	70,499
Nishi-Nippon City Bank Ltd.	14,000	34,200
Nordea Bank AB	55,538	562,615
Oversea-Chinese Banking Corp., Ltd.	45,000	289,671
Piraeus Bank S.A.*	4,847	55,306
PNC Financial Services Group, Inc.	7,700	406,483
Raiffeisen International Bank Holding AG	850	48,111
Regions Financial Corp.	20,600	108,974
Resona Holdings, Inc.	8,956	90,436
Royal Bank of Scotland Group plc*	292,499	137,195
Sapporo Hokuyo Holdings, Inc.	7,900	28,579
Senshu Ikeda Holdings, Inc.*	6,000	21,822
Seven Bank Ltd.	13	25,820
Shinsei Bank Ltd.*	21,000	22,759
Shizuoka Bank Ltd.	10,000	86,660
Skandinaviska Enskilda Banken AB, Class A*	27,476	168,920
Societe Generale S.A.	10,585	732,402
Standard Chartered plc	35,508	889,212
Sumitomo Mitsui Financial Group, Inc.	15,924	453,987
Sumitomo Trust & Banking Co., Ltd.	27,000	131,258
SunTrust Banks, Inc.	8,400	170,436
Suruga Bank Ltd.	5,000	43,370
Svenska Handelsbanken AB, Class A	8,465	242,095
Swedbank AB, Class A*	11,588	115,274
U.S. Bancorp.	32,000	720,320
UniCredit S.p.A.*	854,129	2,841,158
Unione di Banche Italiane S.c.p.A.	10,703	153,313
United Overseas Bank Ltd.	23,000	320,080
Wells Fargo & Co.	84,900	2,291,451
Westpac Banking Corp.	51,728	1,164,357
Wing Hang Bank Ltd.	2,500	23,230
Yamaguchi Financial Group, Inc.	3,000	27,762
Zions Bancorp.	2,000	25,660

		43,124,632

Consumer Finance (0.7%)
Acom Co., Ltd.	640	9,708
Aeon Credit Service Co., Ltd.	1,000	9,609
American Express Co.	99,270	4,022,420
Capital One Financial Corp.	7,600	291,384
Credit Saison Co., Ltd.	3,200	35,826
Discover Financial Services	9,100	133,861
ORIX Corp.	1,950	132,611
SLM Corp.*	8,000	90,160

		4,725,579

Diversified Financial Services (1.9%)
ASX Ltd.	3,302	102,840
Bank of America Corp.	164,900	2,483,394

	Number of Shares	Value (Note 1)

Cie Nationale a Portefeuille	527	$28,105
Citigroup, Inc.	323,700	1,071,447
CME Group, Inc.	1,095	367,865
Criteria Caixacorp S.A.	13,215	62,449
Deutsche Boerse AG	3,482	289,498
Eurazeo S.A.	645	45,010
Exor S.p.A.	839	16,225
Groupe Bruxelles Lambert S.A.	1,465	137,870
Hong Kong Exchanges and Clearing Ltd.	18,300	325,784
ING Groep N.V. (CVA)*	401,247	3,878,925
IntercontinentalExchange, Inc.*	1,200	134,760
Investor AB, Class B	8,489	156,928
JPMorgan Chase & Co.	91,540	3,814,472
Leucadia National Corp.*	3,100	73,749
London Stock Exchange Group plc	1,891	21,879
Mitsubishi UFJ Lease & Finance Co., Ltd.	790	23,697
Moody’s Corp.	3,100	83,080
NASDAQ OMX Group, Inc.*	2,400	47,568
NYSE Euronext	4,400	111,320
Pargesa Holding S.A.	342	29,950
Pohjola Bank plc	2,090	22,617
Singapore Exchange Ltd.	17,000	100,210

		13,429,642

Insurance (3.9%)
ACE Ltd.*	38,940	1,962,576
Admiral Group plc	2,663	50,799
Aegon N.V.*	28,584	182,162
Aflac, Inc.	7,900	365,375
Aioi Insurance Co., Ltd.	7,000	33,467
Allianz SE (Registered)	7,756	965,412
Allstate Corp.	9,100	273,364
American International Group, Inc.*	2,205	66,106
AMP Ltd.	37,844	227,923
Aon Corp.	4,600	176,364
Assicurazioni Generali S.p.A.	20,235	542,523
Assurant, Inc.	2,000	58,960
Aviva plc	698,300	4,422,525
AXA S.A.	28,965	685,029
Baloise Holding AG (Registered)	807	67,221
Chubb Corp.	5,900	290,162
Cincinnati Financial Corp.	2,800	73,472
CNP Assurances S.A.	749	72,517
Fondiaria-Sai S.p.A.	582	9,201
Fortis*	40,556	150,254
Genworth Financial, Inc., Class A*	7,700	87,395
Hannover Rueckversicherung AG (Registered)*	865	40,602
Hartford Financial Services Group, Inc.	6,600	153,516
Insurance Australia Group Ltd.	38,655	138,459
Legal & General Group plc	109,296	140,656
Lincoln National Corp.	4,900	121,912
Loews Corp.	6,100	221,735
Mapfre S.A.*	12,798	53,377
Marsh & McLennan Cos., Inc.	8,700	192,096
Mediolanum S.p.A.	2,314	14,368

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

MetLife, Inc.	13,400	$473,690
Mitsui Sumitomo Insurance Group Holdings, Inc.	7,200	182,733
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	18,057	2,814,852
Nipponkoa Insurance Co., Ltd.	13,000	73,528
Nissay Dowa General Insurance Co., Ltd.	1,000	4,765
Old Mutual plc*	97,084	169,525
Principal Financial Group, Inc.	5,300	127,412
Progressive Corp.*	202,230	3,638,118
Prudential Financial, Inc.	7,800	388,128
Prudential plc	43,904	447,253
QBE Insurance Group Ltd.	18,517	422,642
RenaissanceReinsurance Holdings Ltd.	31,890	1,694,953
Resolution Ltd.*	43,540	62,863
RSA Insurance Group plc	61,744	120,134
Sampo Oyj, Class A	7,815	189,667
SCOR SE	3,277	81,853
Sompo Japan Insurance, Inc.	16,000	101,822
Sony Financial Holdings, Inc.	18	46,946
Standard Life plc§	35,867	124,458
Suncorp-Metway Ltd.	23,190	179,066
Swiss Life Holding AG (Registered)*	586	74,228
Swiss Reinsurance Co., Ltd.	45,612	2,185,310
T&D Holdings, Inc.	5,250	107,002
Tokio Marine Holdings, Inc.	12,200	331,150
Topdanmark A/S*	205	27,758
Torchmark Corp.	1,500	65,925
Travelers Cos., Inc.	8,900	443,754
TrygVesta A/S	325	21,453
Unipol Gruppo Finanziario S.p.A.*	7,484	10,217
Unum Group	5,500	107,360
Vienna Insurance Group	501	25,726
XL Capital Ltd., Class A	5,900	108,147
Zurich Financial Services AG	2,725	592,488

		27,284,454

Real Estate Investment Trusts (REITs) (0.6%)
Apartment Investment & Management Co. (REIT), Class A	2,100	33,432
Ascendas Real Estate Investment Trust (REIT)	18,000	28,189
AvalonBay Communities, Inc. (REIT)	1,400	114,954
Boston Properties, Inc. (REIT)	2,400	160,968
British Land Co. plc (REIT)	16,190	124,103
CapitaMall Trust (REIT)	32,000	40,576
CFS Retail Property Trust (REIT)	28,118	47,621
Corio N.V. (REIT)	798	54,502
Dexus Property Group (REIT)	70,587	53,300
Equity Residential (REIT)	4,700	158,766
Fonciere Des Regions (REIT)	482	49,294
Gecina S.A. (REIT)	392	42,429
Goodman Group (REIT) .	99,465	55,975
GPT Group (REIT)	161,389	86,675
Hammerson plc (REIT)	13,301	90,326

	Number of Shares	Value (Note 1)

HCP, Inc. (REIT)	4,900	$149,646
Health Care REIT, Inc. (REIT)	1,900	84,208
Host Hotels & Resorts, Inc. (REIT)*	10,211	119,162
ICADE (REIT)	366	34,808
Japan Prime Realty Investment Corp. (REIT)	7	14,494
Japan Real Estate Investment Corp. (REIT)	7	51,381
Japan Retail Fund Investment Corp. (REIT)	5	22,379
Kimco Realty Corp. (REIT)	6,200	83,886
Klepierre S.A. (REIT)	1,764	71,758
Land Securities Group plc (REIT)	14,029	153,747
Liberty International plc (REIT)	7,183	59,155
Link REIT (REIT)	40,500	103,063
Mirvac Group (REIT)	39,019	54,283
Nippon Building Fund, Inc. (REIT)	10	75,761
Nomura Real Estate Office Fund, Inc. (REIT)	4	21,683
Plum Creek Timber Co., Inc. (REIT)	2,800	105,728
ProLogis (REIT)	7,400	101,306
Public Storage (REIT)	2,200	179,190
Segro plc (REIT)	12,481	68,894
Simon Property Group, Inc. (REIT)	4,603	367,319
Stockland Corp., Ltd. (REIT)	45,111	158,528
Unibail-Rodamco S.A. (REIT)	1,551	341,434
Ventas, Inc. (REIT)	2,700	118,098
Vornado Realty Trust (REIT)	2,546	178,067
Westfield Group (REIT)	37,659	419,984

		4,279,072

Real Estate Management & Development (1.0%)
Aeon Mall Co., Ltd.	1,100	21,286
BGP Holdings plc*(b)†	177,813	—
CapitaLand Ltd.	49,000	145,137
CapitaMalls Asia Ltd.*	24,200	43,754
CB Richard Ellis Group, Inc., Class A*	4,000	54,280
Cheung Kong Holdings Ltd.	167,000	2,141,560
Chinese Estates Holdings Ltd.	10,500	17,880
City Developments Ltd.	10,000	81,573
Daito Trust Construction Co., Ltd.	1,500	70,734
Daiwa House Industry Co., Ltd.	10,000	106,998
Hang Lung Group Ltd.	13,000	64,313
Hang Lung Properties Ltd.	39,000	152,372
Henderson Land Development Co., Ltd.	20,000	149,021
Hopewell Holdings Ltd.	8,000	25,774
Hysan Development Co., Ltd.	8,000	22,652
Immoeast AG*	8,932	48,967
Kerry Properties Ltd.	13,000	65,641
Lend Lease Corp., Ltd.	6,882	62,712
Mitsubishi Estate Co., Ltd.	20,000	317,229
Mitsui Fudosan Co., Ltd.	15,000	251,892
New World Development Ltd.	48,000	97,966
Nomura Real Estate Holdings, Inc.	1,400	20,671
NTT Urban Development Corp.	14	9,283

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Sino Land Co., Ltd.	34,000	$65,639
Sumitomo Realty & Development Co., Ltd.	7,000	131,288
Sun Hung Kai Properties Ltd.	24,000	356,123
Swire Pacific Ltd., Class A	194,000	2,338,733
Tokyo Tatemono Co., Ltd.	7,000	26,599
Tokyu Land Corp.	9,000	33,038
UOL Group Ltd.	6,000	17,216
Wharf Holdings Ltd.	26,000	148,670
Wheelock & Co., Ltd.	14,000	42,601

		7,131,602

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	8,300	113,959
People's United Financial, Inc.	6,000	100,200

		214,159

Total Financials		111,132,455

Health Care (14.1%)
Biotechnology (1.7%)
Actelion Ltd. (Registered)*	1,745	93,199
Amgen, Inc.*	157,600	8,915,432
Biogen Idec, Inc.*	23,100	1,235,850
Celgene Corp.*	7,800	434,304
Cephalon, Inc.*	1,100	68,651
CSL Ltd.	10,847	315,562
Genzyme Corp.*	4,200	205,842
Gilead Sciences, Inc.*	14,700	636,216
Grifols S.A.	2,795	48,704

		11,953,760

Health Care Equipment & Supplies (2.0%)
Baxter International, Inc.	9,900	580,932
Becton, Dickinson and Co.	3,900	307,554
BioMerieux	146	16,982
Boston Scientific Corp.*	219,430	1,974,870
C.R. Bard, Inc.	1,700	132,430
CareFusion Corp.*	2,950	73,779
Cie Generale d’Optique Essilor International S.A.	3,663	218,072
Cochlear Ltd.	833	51,437
Coloplast A/S, Class B	285	25,902
Covidien plc	117,570	5,630,427
DENTSPLY. International, Inc.	2,600	91,442
Fresenius SE	295	18,363
Fresenius SE (Preference)	1,437	102,698
Getinge AB, Class B	3,179	60,329
Hospira, Inc.*	2,600	132,600
Intuitive Surgical, Inc.* .	647	196,248
Medtronic, Inc.	69,398	3,052,124
Nobel Biocare Holding AG (Registered)	2,278	76,240
Olympus Corp.	4,000	128,526
Smith & Nephew plc	16,223	166,579
Sonova Holding AG	763	92,262
St. Jude Medical, Inc.*	5,700	209,646
Straumann Holding AG (Registered)	103	29,033
Stryker Corp.	4,600	231,702
Synthes, Inc.	1,146	150,090

	Number of Shares	Value (Note 1)

Sysmex Corp.	800	$41,755
Terumo Corp.	3,100	185,522
Varian Medical Systems, Inc.*	2,100	98,385
William Demant Holding A/S*	298	22,456
Zimmer Holdings, Inc.* .	3,700	218,707

		14,317,092

Health Care Providers & Services (1.2%)
Aetna, Inc.	7,000	221,900
Alfresa Holdings Corp.	400	15,837
AmerisourceBergen Corp.	5,100	132,957
Cardinal Health, Inc.	5,900	190,216
Celesio AG	1,202	30,539
CIGNA Corp.	4,400	155,188
Coventry Health Care, Inc.*	2,600	63,154
DaVita, Inc.*	1,600	93,984
Express Scripts, Inc.*	4,500	389,025
Fresenius Medical Care AG & Co. KGaA	3,532	187,013
Humana, Inc.*	2,900	127,281
Laboratory Corp. of America Holdings*	1,900	142,196
McKesson Corp.	4,600	287,500
Medco Health Solutions, Inc.*	8,000	511,280
Medipal Holdings Corp.	2,000	24,694
Patterson Cos., Inc.*	1,300	36,374
Quest Diagnostics, Inc.	70,680	4,267,658
Sonic Healthcare Ltd.	7,226	99,519
Suzuken Co., Ltd.	1,000	32,747
Tenet Healthcare Corp.* .	6,300	33,957
UnitedHealth Group, Inc.	19,300	588,264
WellPoint, Inc.*	7,600	443,004

		8,074,287

Health Care Technology (0.0%)
IMS Health, Inc.	2,800	58,968

Life Sciences Tools & Services (0.4%)
Life Technologies Corp.*	3,000	156,690
Lonza Group AG (Registered)	28,950	2,030,301
Millipore Corp.*	1,000	72,350
PerkinElmer, Inc.	1,700	35,003
QIAGEN N.V.*	3,906	87,253
Thermo Fisher Scientific, Inc.*	6,900	329,061
Waters Corp.*	1,700	105,332

		2,815,990

Pharmaceuticals (8.8%)
Abbott Laboratories, Inc.	54,070	2,919,239
Allergan, Inc.	5,200	327,652
Astellas Pharma, Inc.	8,200	305,439
AstraZeneca plc	25,134	1,180,973
Bayer AG	14,413	1,151,961
Bristol-Myers Squibb Co.	94,690	2,390,922
Chugai Pharmaceutical Co., Ltd.	4,200	78,248
Daiichi Sankyo Co., Ltd.	12,100	253,171
Dainippon Sumitomo Pharma Co., Ltd.	2,000	20,886
Eisai Co., Ltd.	4,600	168,620
Elan Corp. plc*	8,710	54,516
Eli Lilly and Co.	16,600	592,786
Forest Laboratories, Inc.*	4,900	157,339

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

GlaxoSmithKline plc	376,808	$7,981,982
H. Lundbeck A/S	1,400	25,482
Hisamitsu Pharmaceutical Co., Inc.	900	29,038
Ipsen S.A.	237	13,165
Johnson & Johnson	45,800	2,949,978
King Pharmaceuticals, Inc.*	4,300	52,761
Kyowa Hakko Kirin Co., Ltd.	4,000	42,081
Merck & Co., Inc.	166,161	6,071,523
Merck KGaA	23,222	2,170,530
Mitsubishi Tanabe Pharma Corp.	4,000	49,746
Mylan, Inc.*	5,200	95,836
Novartis AG (Registered)	137,153	7,472,402
Novo Nordisk A/S, Class B	7,833	501,177
Ono Pharmaceutical Co., Ltd.	1,500	64,092
Orion Oyj, Class B	1,088	23,427
Pfizer, Inc.	456,864	8,310,356
Roche Holding AG	41,561	7,070,198
Sanofi-Aventis S.A.	113,282	8,879,804
Santen Pharmaceutical Co., Ltd.	1,000	31,975
Shionogi & Co., Ltd.	5,000	108,133
Shire plc	10,346	202,324
Taisho Pharmaceutical Co., Ltd.	2,000	34,219
Takeda Pharmaceutical Co., Ltd.	12,800	525,512
Tsumura & Co.	800	25,766
UCB S.A.	1,634	68,425
Watson Pharmaceuticals, Inc.*	1,800	71,298

		62,472,982

Total Health Care		99,693,079

Industrials (11.3%)
Aerospace & Defense (1.2%)
BAE Systems plc	325,484	1,875,708
Boeing Co.	12,100	654,973
Cobham plc	17,106	68,952
Empresa Brasileira de Aeronautica S.A. (ADR)	54,400	1,202,784
European Aeronautic Defence and Space Co. N.V.	6,939	138,611
Finmeccanica S.p.A.	7,597	121,159
General Dynamics Corp.	6,500	443,105
Goodrich Corp.	2,100	134,925
Honeywell International, Inc.	12,500	490,000
ITT Corp.	3,100	154,194
L-3 Communications Holdings, Inc.	2,000	173,900
Lockheed Martin Corp.	5,200	391,820
Northrop Grumman Corp.	5,400	301,590
Precision Castparts Corp.	2,400	264,840
Raytheon Co.	6,200	319,424
Rockwell Collins, Inc.	2,500	138,400
Rolls-Royce Group plc*	33,545	261,780
Rolls-Royce Group plc, Class C*†	2,012,700	3,251
Safran S.A.	3,781	73,557
Singapore Technologies Engineering Ltd.	19,000	43,675
Thales S.A.	1,760	90,192
United Technologies Corp.	15,600	1,082,796

		8,429,636

	Number of Shares	Value (Note 1)

Air Freight & Logistics (2.1%)
C.H. Robinson Worldwide, Inc.	2,900	$170,317
Deutsche Post AG (Registered)	167,270	3,218,479
Expeditors International of Washington, Inc.	3,600	125,028
FedEx Corp.	61,570	5,138,016
TNT N.V.	7,089	216,986
Toll Holdings Ltd.	12,605	98,229
United Parcel Service, Inc., Class B	98,500	5,650,945
Yamato Holdings Co., Ltd.	7,000	96,789

		14,714,789

Airlines (0.1%)
Air France-KLM*	2,904	45,279
All Nippon Airways
Co., Ltd.	16,000	43,368
British Airways plc*	10,069	30,038
Cathay Pacific Airways Ltd.*	14,000	25,943
Deutsche Lufthansa AG (Registered)	4,973	83,489
Iberia Lineas Aereas de Espana S.A.*	5,937	16,087
Japan Airlines Corp.* .	28,000	20,139
Qantas Airways Ltd.	22,769	60,515
Singapore Airlines Ltd.	10,000	105,584
Southwest Airlines Co.	12,600	144,018

		574,460

Building Products (0.2%)
Asahi Glass Co., Ltd.	19,000	177,989
Assa Abloy AB, Class B	5,916	113,286
Cie de Saint-Gobain S.A.	6,625	355,614
Daikin Industries Ltd.	4,300	167,819
Geberit AG (Registered)	667	118,150
JS Group Corp.	4,000	68,822
Masco Corp.	6,200	85,622
Nippon Sheet Glass Co., Ltd.	12,000	34,326
TOTO Ltd.	3,000	18,979

		1,140,607

Commercial Services & Supplies (0.7%)
Avery Dennison Corp.	1,700	62,033
Brambles Ltd.	333,254	2,018,793
Cintas Corp.	2,300	59,915
Dai Nippon Printing Co., Ltd	10,000	126,089
G4S plc	19,509	81,534
Iron Mountain, Inc.*	2,800	63,728
Nissha Printing Co., Ltd.	300	14,756
Pitney Bowes, Inc.	3,500	79,660
R.R. Donnelley & Sons Co.	3,200	71,264
Rentokil Initial plc*	936,970	1,737,095
Republic Services, Inc.	5,500	155,705
Secom Co., Ltd.	3,800	179,740
Securitas AB, Class B .	5,668	55,317
Serco Group plc	7,389	62,819
Societe BIC S.A.	332	22,978
Stericycle, Inc.*	1,500	82,755
Toppan Printing Co., Ltd.	10,000	80,901
Waste Management, Inc.	8,300	280,623

		5,235,705

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Construction & Engineering (0.3%)
ACS Actividades de Construccion y Servicios S.A.	2,700	$134,238
Balfour Beatty plc	14,992	62,299
Bouygues S.A.	3,835	200,001
Chiyoda Corp.	4,000	30,411
Eiffage S.A.	851	48,081
Fluor Corp.	2,800	126,112
Fomento de Construcciones y Contratas S.A.	558	23,404
Hochtief AG	763	58,308
Jacobs Engineering Group, Inc.*	2,100	78,981
JGC Corp.	4,000	73,637
Kajima Corp.	13,000	26,095
Kinden Corp.	1,000	8,422
Koninklijke Boskalis Westminster N.V.	823	31,694
Leighton Holdings Ltd.	2,810	94,946
Obayashi Corp.	12,000	40,839
Quanta Services, Inc.*	3,400	70,856
Sacyr Vallehermoso S.A.*	1,257	14,330
Shimizu Corp.	11,000	39,433
Skanska AB, Class B	7,596	129,258
Taisei Corp.	14,000	23,969
Vinci S.A.	7,569	423,940

		1,739,254

Electrical Equipment (0.5%)
ABB Ltd. (Registered)*	40,054	766,048
Alstom S.A.	3,375	234,490
Emerson Electric Co.	12,500	532,500
First Solar, Inc.*	800	108,320
Fuji Electric Holdings Co., Ltd.*	6,000	10,355
Furukawa Electric Co., Ltd.	13,000	54,101
Gamesa Corp. Tecnologica S.A.	3,703	62,076
GS Yuasa Corp.	8,000	58,713
Legrand S.A.	2,196	61,235
Mitsubishi Electric Corp.*	35,000	258,407
Panasonic Electric Works Co., Ltd.	6,000	72,131
Prysmian S.p.A.	1,449	25,364
Renewable Energy Corp. A/S*	7,217	55,213
Rockwell Automation, Inc.	2,400	112,752
Roper Industries, Inc.	1,500	78,555
Schneider Electric S.A.	3,990	462,249
Solarworld AG	1,646	36,070
Sumitomo Electric Industries Ltd.	13,900	172,287
Ushio, Inc.	1,600	26,636
Vestas Wind Systems A/S*	3,687	225,597

		3,413,099

Industrial Conglomerates (3.0%)
3M Co.	11,800	975,506
CSR Ltd.	20,657	33,225
Fraser and Neave Ltd.	14,000	41,603
General Electric Co.	333,840	5,050,999
Hankyu Hanshin Holdings, Inc.	20,000	88,792
Hutchison Whampoa Ltd.	37,000	253,033
Keppel Corp., Ltd.	25,000	145,468
Koninklijke Philips Electronics N.V.	117,967	3,493,007
NWS Holdings Ltd.	12,000	22,068
Orkla ASA	14,400	140,504

	Number of Shares	Value (Note 1)

SembCorp Industries Ltd.	18,000	$47,009
Siemens AG (Registered) .	70,651	6,480,318
Smiths Group plc	6,030	98,666
Textron, Inc.	4,300	80,883
Tomkins plc	12,055	37,217
Tyco International Ltd.* .	122,510	4,371,157

		21,359,455

Machinery (0.9%)
Alfa Laval AB	6,003	82,631
Amada Co., Ltd.	5,000	31,031
Atlas Copco AB, Class A	12,397	181,167
Atlas Copco AB, Class B	6,103	79,168
Caterpillar, Inc.	10,200	581,298
Cosco Corp. (Singapore) Ltd.	25,000	20,993
Cummins, Inc.	3,400	155,924
Danaher Corp.	4,300	323,360
Deere & Co.	6,900	373,221
Dover Corp.	3,200	133,152
Eaton Corp.	2,800	178,136
Fanuc Ltd.	3,200	297,553
Flowserve Corp.	1,000	94,530
GEA Group AG	2,353	52,387
Hino Motors Ltd.*	3,000	10,398
Hitachi Construction Machinery Co., Ltd.	2,200	57,347
IHI Corp.*	20,000	31,703
Illinois Tool Works, Inc.	6,500	311,935
Invensys plc	11,647	55,802
Japan Steel Works Ltd.	6,000	75,449
JTEKT Corp.	3,600	46,004
Kawasaki Heavy Industries Ltd.	28,000	70,581
Komatsu Ltd.	16,100	335,653
Kone Oyj, Class B	2,749	117,493
Kubota Corp.	20,000	183,917
Kurita Water Industries Ltd.	2,200	68,736
MAN SE	2,035	158,492
Metso Oyj	2,529	88,917
Minebea Co., Ltd.	5,000	27,049
Mitsubishi Heavy Industries Ltd.	55,000	193,140
Mitsui Engineering & Shipbuilding Co., Ltd.	10,000	23,916
NGK Insulators Ltd.	5,000	108,795
NSK Ltd.	9,000	66,054
NTN Corp.	5,000	22,460
PACCAR, Inc.	6,200	224,874
Pall Corp.	2,100	76,020
Parker Hannifin Corp.	2,700	145,476
Sandvik AB	18,422	220,815
Scania AB, Class B	4,941	63,372
Schindler Holding AG	1,217	92,939
SembCorp Marine Ltd.	18,000	46,907
SKF AB, Class B	7,492	128,683
SMC Corp.	1,000	113,029
Snap-On, Inc.	800	33,808
Stanley Works	1,400	72,114
Sumitomo Heavy Industries Ltd.*	12,000	60,566
THK Co., Ltd.	1,700	30,029
Vallourec S.A.	1,024	186,251
Volvo AB, Class A	6,785	57,436
Volvo AB, Class B	19,948	169,951
Wartsila Oyj	1,365	54,565

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Yangzijiang Shipbuilding Holdings Ltd.	21,106	$18,043
Zardoya Otis S.A.	1,999	38,967

		6,472,237

Marine (0.1%)
A. P. Moller – Maersk A/S, Class A	9	60,671
A. P. Moller – Maersk A/S, Class B	23	160,833
Kawasaki Kisen Kaisha Ltd.*	12,000	34,004
Kuehne & Nagel International AG (Registered)	879	85,030
Mitsui O.S.K. Lines Ltd.	22,000	115,485
Neptune Orient Lines Ltd.	15,750	18,336
Nippon Yusen KK	30,000	91,789
Orient Overseas International Ltd.	2,500	11,604

		577,752

Professional Services (0.9%)
Adecco S.A. (Registered) .	53,002	2,926,189
Bureau Veritas S.A.	1,028	53,251
Capita Group plc	11,606	139,989
Dun & Bradstreet Corp.	900	75,933
Equifax, Inc.	2,200	67,958
Experian plc	18,720	185,059
Monster Worldwide, Inc.*	2,300	40,020
Randstad Holding N.V.*	56,242	2,780,834
Robert Half International, Inc.	2,600	69,498
SGS S.A. (Registered)	89	115,891

		6,454,622

Road & Rail (0.4%)
Asciano Group*	49,000	79,109
Burlington Northern Santa Fe Corp.	4,400	433,928
Central Japan Railway Co.	27	180,112
ComfortDelgro Corp., Ltd.	25,000	29,071
CSX Corp.	6,700	324,883
DSV A/S*	4,396	78,866
East Japan Railway Co.	5,818	367,115
Firstgroup plc	7,188	49,037
Keihin Electric Express Railway Co., Ltd.	7,000	51,275
Keio Corp.	9,000	54,222
Keisei Electric Railway Co., Ltd.	3,000	16,394
Kintetsu Corp.	30,000	99,345
MTR Corp.	24,500	84,166
Nippon Express Co., Ltd.	13,000	53,173
Norfolk Southern Corp.	6,200	325,004
Odakyu Electric Railway Co., Ltd.	12,000	91,958
Ryder System, Inc.	1,000	41,170
Tobu Railway Co., Ltd.	13,000	67,764
Tokyu Corp.	18,000	71,639
Union Pacific Corp.	8,300	530,370
West Japan Railway Co.	32	107,113

		3,135,714

Trading Companies & Distributors (0.8%)
Bunzl plc	4,759	51,592
Fastenal Co.	2,200	91,608

	Number of Shares	Value (Note 1)

ITOCHU Corp.	28,000	$205,896
Marubeni Corp.	31,000	168,763
Mitsubishi Corp.	22,500	559,414
Mitsui & Co., Ltd.	29,700	420,466
Noble Group Ltd.	30,000	68,733
Sojitz Corp.	18,700	35,127
Sumitomo Corp.	20,500	206,334
Toyota Tsusho Corp.	3,200	47,189
W.W. Grainger, Inc.	1,100	106,513
Wolseley plc*	191,591	3,832,787

		5,794,422

Transportation Infrastructure (0.1%)
Abertis Infraestructuras S.A.	5,391	121,649
Aeroports de Paris S.A.	654	52,606
Atlantia S.p.A.	4,889	127,085
Auckland International Airport Ltd.	9,394	13,734
Brisa Auto-Estradas de Portugal S.A.	4,185	42,762
Ferrovial S.A.	7,576	88,476
Fraport AG	498	25,903
Hong Kong Aircraft Engineering Co., Ltd.	800	10,364
Kamigumi Co., Ltd.	3,000	21,799
Koninklijke Vopak N.V.*	433	34,210
Macquarie Infrastructure Group	42,699	50,883
MAp Group	10,042	27,115
Mitsubishi Logistics Corp.	1,000	11,704
Societe Des Autoroutes Paris-Rhin-Rhone*	284	21,754
Transurban Group	19,163	94,929

		744,973

Total Industrials		79,786,725

Information Technology (15.2%)
Communications Equipment (1.7%)
Alcatel-Lucent*	44,471	148,940
Cisco Systems, Inc.*	282,080	6,752,995
Harris Corp.	2,300	109,365
JDS Uniphase Corp.*	3,100	25,575
Juniper Networks, Inc.*	8,800	234,696
Motorola, Inc.*	37,900	294,104
Nokia Oyj	65,015	834,652
QUALCOMM, Inc.	27,700	1,281,402
Telefonaktiebolaget LM Ericsson, Class B	270,991	2,492,528
Tellabs, Inc.*	6,900	39,192

		12,213,449

Computers & Peripherals (2.2%)
Apple, Inc.*	15,000	3,162,900
Dell, Inc.*	121,040	1,738,134
EMC Corp.*	33,400	583,498
Fujitsu Ltd.	34,000	218,654
Hewlett-Packard Co.	39,400	2,029,494
International Business Machines Corp.	21,800	2,853,620
Lexmark International, Inc., Class A*	1,400	36,372
Logitech International S.A. (Registered)*	3,079	52,968

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

NEC Corp.*	49,000	$126,218
NetApp, Inc.*	5,500	189,145
QLogic Corp.*	2,100	39,627
SanDisk Corp.*	3,900	113,061
Seagate Technology	192,010	3,492,662
Seiko Epson Corp.	2,100	33,693
Sun Microsystems, Inc.*	12,200	114,314
Teradata Corp.*	2,700	84,861
Toshiba Corp.*	68,000	375,018
Western Digital Corp.*	3,900	172,185

		15,416,424

Electronic Equipment, Instruments & Components (1.5%)
Agilent Technologies, Inc.*	5,700	177,099
Amphenol Corp., Class A	2,900	133,922
Citizen Holdings Co., Ltd.	4,400	25,033
Corning, Inc.	25,500	492,405
Flextronics International Ltd.*	474,530	3,468,814
FLIR Systems, Inc.*	2,600	85,072
Foxconn International Holdings Ltd.*	29,262	33,687
Fujifilm Holdings Corp.	56,400	1,684,942
Hirose Electric Co., Ltd.	500	52,114
Hitachi High-Technologies Corp.	800	15,718
Hitachi Ltd.*	80,400	246,251
HOYA Corp.	7,500	198,831
Ibiden Co., Ltd.	2,400	85,473
Jabil Circuit, Inc.	3,000	52,110
Keyence Corp.	800	164,929
Kyocera Corp.	2,700	238,123
Mabuchi Motor Co., Ltd.	300	14,750
Mitsumi Electric Co., Ltd.	1,200	21,116
Molex, Inc.	2,000	43,100
Murata Manufacturing Co., Ltd.	3,900	192,566
Nidec Corp.	2,000	183,900
Nippon Electric Glass Co., Ltd.	6,000	81,851
Omron Corp.	3,000	53,517
Shimadzu Corp.	3,000	19,889
TDK Corp.	2,200	134,148
Tyco Electronics Ltd.	113,700	2,791,335
Yaskawa Electric Corp.	3,000	24,985
Yokogawa Electric Corp.	3,300	28,875

		10,744,555

Internet Software & Services (0.5%)
Akamai Technologies, Inc.*	2,900	73,457
eBay, Inc.*	18,400	433,136
Google, Inc., Class A*	4,000	2,479,920
United Internet AG*	1,718	22,719
VeriSign, Inc.*	3,300	79,992
Yahoo! Japan Corp.	226	67,558
Yahoo!, Inc.*	19,400	325,532

		3,482,314

IT Services (1.7%)
Accenture plc, Class A	221,990	9,212,585
Affiliated Computer Services, Inc., Class A*	1,700	101,473
Atos Origin S.A.*	948	43,164
Automatic Data Processing, Inc.	8,500	363,970
Cap Gemini S.A.	2,884	130,632

	Number of Shares	Value (Note 1)

Cognizant Technology Solutions Corp., Class A*	5,000	$226,500
Computer Sciences Corp.*	2,400	138,072
Computershare Ltd.	8,645	88,151
Fidelity National Information Services, Inc.	5,300	124,232
Fiserv, Inc.*	2,600	126,048
Indra Sistemas S.A.	1,790	42,108
ITOCHU Techno-Solutions Corp.	300	8,028
Mastercard, Inc., Class A	1,569	401,633
Nomura Research Institute Ltd.	1,600	31,339
NTT Data Corp.	24	74,115
Obic Co., Ltd.	70	11,420
Otsuka Corp.	100	4,958
Paychex, Inc.	5,500	168,520
SAIC, Inc.*	4,700	89,018
Total System Services, Inc.	2,900	50,083
Visa, Inc., Class A	7,400	647,204
Western Union Co.	11,800	222,430

		12,305,683

Office Electronics (0.4%)
Brother Industries Ltd.	3,500	39,984
Canon, Inc.	18,300	773,634
Konica Minolta Holdings, Inc.	143,000	1,466,625
Neopost S.A.	656	54,199
Ricoh Co., Ltd.	12,000	169,249
Xerox Corp.	14,000	118,440

		2,622,131

Semiconductors & Semiconductor Equipment (2.5%)
Advanced Micro Devices, Inc.*	9,700	93,896
Advantest Corp.	3,200	83,140
Altera Corp.	4,500	101,835
Analog Devices, Inc.	5,000	157,900
Applied Materials, Inc.	21,400	298,316
ASM Pacific Technology Ltd.	2,600	24,439
ASML Holding N.V.	8,153	277,308
Broadcom Corp., Class A*	6,900	217,005
Elpida Memory, Inc.*	2,500	40,779
Infineon Technologies AG*	21,300	117,588
Intel Corp.	91,700	1,870,680
KLA-Tencor Corp.	2,900	104,864
Linear Technology Corp.	3,800	116,052
LSI Corp.*	10,300	61,903
MEMC Electronic Materials, Inc.*	3,800	51,756
Microchip Technology, Inc.	3,100	90,086
Micron Technology, Inc.*	14,100	148,896
National Semiconductor Corp.	3,500	53,760
Novellus Systems, Inc.*	1,700	39,678
NVIDIA Corp.*	8,800	164,384
Rohm Co., Ltd.	1,800	116,889
Samsung Electronics Co., Ltd. (GDR)§	20,740	7,115,336
Shinko Electric Industries Co., Ltd.	900	12,971
STMicroelectronics N.V.	13,130	119,056
Sumco Corp.	2,400	42,214
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	435,803	4,985,586
Teradyne, Inc.*	3,100	33,263

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Texas Instruments, Inc.	20,500	$534,230
Tokyo Electron Ltd.	3,200	204,618
Xilinx, Inc.	4,700	117,782

		17,396,210

Software (4.7%)
Adobe Systems, Inc.*	8,900	327,342
Autodesk, Inc.*	3,900	99,099
Autonomy Corp. plc*	3,987	97,211
BMC Software, Inc.*	3,200	128,320
CA, Inc.	6,700	150,482
Citrix Systems, Inc.*	3,100	128,991
Compuware Corp.*	3,500	25,305
Dassault Systemes S.A.	1,305	74,280
Electronic Arts, Inc.*	5,500	97,625
Intuit, Inc.*	5,500	168,905
Konami Corp.	1,400	24,967
McAfee, Inc.*	2,600	105,482
Microsoft Corp.	402,720	12,278,933
Nintendo Co., Ltd.	7,600	1,801,703
Novell, Inc.*	4,900	20,335
Oracle Corp.	434,760	10,669,010
Oracle Corp. Japan	500	20,714
Red Hat, Inc.*	3,300	101,970
Sage Group plc	20,510	72,816
Salesforce.com, Inc.*	1,800	132,786
SAP AG	127,339	6,005,810
Square Enix Holdings Co., Ltd.	1,400	29,369
Symantec Corp.*	13,900	248,671
Trend Micro, Inc.	2,000	76,010

		32,886,136

Total Information Technology		107,066,902

Materials (4.6%)
Chemicals (1.2%)
Air Liquide S.A.	4,230	499,324
Air Products & Chemicals, Inc.	3,600	291,816
Air Water, Inc.	2,000	23,548
Airgas, Inc.	1,400	66,640
Akzo Nobel N.V.	4,198	276,701
Asahi Kasei Corp.	23,000	114,931
BASF SE.	16,019	993,602
CF Industries Holdings, Inc.	800	72,624
Daicel Chemical Industries Ltd.	3,000	17,517
Denki Kagaku Kogyo KK	11,000	49,191
Dow Chemical Co.	19,000	524,970
E.I. du Pont de Nemours & Co.	15,300	515,151
Eastman Chemical Co.	1,300	78,312
Ecolab, Inc.	3,800	169,404
FMC Corp.	1,300	72,488
Givaudan S.A. (Registered)	145	115,398
Hitachi Chemical Co., Ltd.	1,400	28,182
Incitec Pivot Ltd.	31,183	98,822
International Flavors & Fragrances, Inc.	1,100	45,254
Johnson Matthey plc	3,334	82,349
JSR Corp.	3,600	72,975
K+S AG	3,141	180,555
Kaneka Corp.	4,000	25,376
Kansai Paint Co., Ltd.	3,000	24,910
Koninklijke DSM N.V.	3,015	147,830

	Number of Shares	Value (Note 1)

Kuraray Co., Ltd.	7,000	$81,938
Linde AG	2,796	336,541
Mitsubishi Chemical Holdings Corp.	23,500	99,031
Mitsubishi Gas Chemical Co., Inc.	5,000	25,111
Mitsubishi Rayon Co., Ltd.	11,000	44,012
Mitsui Chemicals, Inc.	12,000	30,858
Monsanto Co.	9,000	735,750
Nissan Chemical Industries Ltd.	2,000	28,481
Nitto Denko Corp.	3,100	110,471
Novozymes A/S, Class B	906	93,943
Nufarm Ltd.	2,272	22,197
Orica Ltd.	6,733	156,062
PPG Industries, Inc.	2,800	163,912
Praxair, Inc.	5,100	409,581
Shin-Etsu Chemical Co., Ltd.	7,000	394,559
Showa Denko KK	17,000	33,903
Sigma-Aldrich Corp.	2,100	106,113
Solvay S.A.	1,121	120,851
Sumitomo Chemical Co., Ltd.	29,000	126,575
Syngenta AG (Registered)	1,727	483,935
Taiyo Nippon Sanso Corp.	4,000	42,424
Teijin Ltd.	14,000	44,999
Tokuyama Corp.	4,000	22,290
Toray Industries, Inc.	25,000	134,704
Tosoh Corp.	10,000	27,522
Ube Industries Ltd.	15,000	41,072
Umicore	2,379	79,220
Wacker Chemie AG	229	39,940
Yara International ASA	3,650	165,271

		8,789,136

Construction Materials (0.6%)
Boral Ltd.	12,325	65,129
Cimpor Cimentos de Portugal SGPS S.A.	3,348	30,850
CRH plc	118,370	3,206,368
Fletcher Building Ltd.	10,968	63,299
HeidelbergCement AG	2,545	175,060
Holcim Ltd. (Registered)*	4,590	355,800
Imerys S.A.	770	45,797
Italcementi S.p.A.	614	8,386
James Hardie Industries N.V. (CDI)*	6,489	48,927
Lafarge S.A.	3,486	286,676
Taiheiyo Cement Corp.*	20,000	22,759
Titan Cement Co. S.A.	710	20,566
Vulcan Materials Co.	2,100	110,607

		4,440,224

Containers & Packaging (0.1%)
Amcor Ltd.	19,889	110,802
Ball Corp.	1,600	82,720
Bemis Co., Inc.	1,500	44,475
Owens-Illinois, Inc.*	2,900	95,323
Pactiv Corp.*	2,300	55,522
Rexam plc	12,895	60,247
Sealed Air Corp.	2,400	52,464
Toyo Seikan Kaisha Ltd.	2,800	42,369

		543,922

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Metals & Mining (2.4%)
Acerinox S.A.	2,441	$50,493
AK Steel Holding Corp.	2,000	42,700
Alcoa, Inc.	166,460	2,683,335
Allegheny Technologies, Inc.	1,700	76,109
Alumina Ltd.*	38,429	63,104
Anglo American plc*	23,240	1,005,800
Antofagasta plc	7,600	120,505
ArcelorMittal S.A.	14,638	663,905
BHP Billiton Ltd.	58,944	2,257,189
BHP Billiton plc	38,905	1,242,731
BlueScope Steel Ltd.	35,168	97,043
Cliffs Natural Resources, Inc.	2,100	96,789
Daido Steel Co., Ltd.	4,000	14,769
Dowa Holdings Co., Ltd.	3,000	16,650
Eramet S.A.	97	30,207
Eurasian Natural Resources Corp.	4,443	65,531
Fortescue Metals Group Ltd.*	22,421	88,299
Freeport-McMoRan Copper & Gold, Inc.*	7,100	570,059
Fresnillo plc	2,979	37,555
Hitachi Metals Ltd.	3,000	28,566
JFE Holdings, Inc.	8,300	326,854
Kazakhmys plc*	4,250	88,923
Kobe Steel Ltd.*	48,000	86,938
Lonmin plc*	2,343	72,740
Maruichi Steel Tube Ltd.	400	7,991
Mitsubishi Materials Corp.*	22,000	53,871
Mitsui Mining & Smelting Co., Ltd.*	13,000	33,644
Newcrest Mining Ltd.	8,639	270,753
Newmont Mining Corp.	8,000	378,480
Nippon Steel Corp.	86,000	347,692
Nisshin Steel Co., Ltd.	10,000	17,683
Norsk Hydro ASA*	13,820	114,883
Nucor Corp.	5,100	237,915
OneSteel Ltd.	26,019	77,404
Outokumpu Oyj	2,430	45,692
OZ Minerals Ltd.*	48,705	50,928
Randgold Resources Ltd.	1,617	128,481
Rautaruukki Oyj	1,749	40,158
Rio Tinto Ltd.	7,806	516,490
Rio Tinto plc	23,703	1,277,505
Salzgitter AG	787	76,929
Sims Metal Management Ltd.	2,306	45,140
SSAB AB, Class A	3,674	62,114
SSAB AB, Class B	904	13,974
Sumitomo Metal Industries Ltd.	61,000	162,630
Sumitomo Metal Mining Co., Ltd.	9,000	132,673
ThyssenKrupp AG	6,300	237,270
Titanium Metals Corp.*	1,000	12,520
Tokyo Steel Manufacturing Co., Ltd.	1,400	15,750
United States Steel Corp.	2,300	126,776
Vale S.A. (ADR)	65,060	1,614,789
Vedanta Resources plc	2,378	98,285
Voestalpine AG	2,261	82,447
Xstrata plc*	32,964	580,618
Yamato Kogyo Co., Ltd.	500	16,177

		16,704,456

	Number of Shares	Value (Note 1)

Paper & Forest Products (0.3%)
Holmen AB, Class B	721	$18,390
International Paper Co.	7,300	195,494
MeadWestvaco Corp.	2,600	74,438
Nippon Paper Group, Inc.	1,800	45,937
OJI Paper Co., Ltd.	16,000	66,645
Stora Enso Oyj, Class R*	11,260	78,926
Svenska Cellulosa AB, Class B	87,738	1,171,990
UPM-Kymmene Oyj	9,895	117,680
Weyerhaeuser Co.	3,600	155,304

		1,924,804

Total Materials		32,402,542

Telecommunication Services (6.1%)
Diversified Telecommunication Services (4.3%)
AT&T, Inc.	144,720	4,056,502
Belgacom S.A.	2,715	97,930
BT Group plc, Class A	139,575	302,211
Cable & Wireless plc	49,126	110,949
CenturyTel, Inc.	4,814	174,315
China Telecom Corp., Ltd. (ADR)	14,900	617,158
Deutsche Telekom AG (Registered)	49,461	730,490
Elisa Oyj	1,923	43,932
France Telecom S.A.	215,252	5,374,285
Frontier Communications Corp.	4,400	34,364
Hellenic Telecommunications Organization S.A.	4,600	67,351
Iliad S.A.	256	30,498
Inmarsat plc	6,779	75,352
Koninklijke (Royal) KPN N.V.	30,370	515,127
Nippon Telegraph & Telephone Corp.	8,661	340,681
PCCW Ltd.	84,000	20,219
Portugal Telecom SGPS S.A. (Registered)	11,035	134,147
Qwest Communications International, Inc.	25,000	105,250
Singapore Telecommunications Ltd.	2,085,000	4,591,530
Swisscom AG (Registered)	422	160,929
Tele2 AB, Class B	4,667	71,498
Telecom Corp. of New Zealand Ltd.	38,653	69,976
Telecom Italia S.p.A.	176,555	273,826
Telecom Italia S.p.A. (RNC)	99,713	110,047
Telefonica S.A.	208,213	5,803,219
Telekom Austria AG	164,843	2,353,558
Telenor ASA*	121,430	1,703,265
TeliaSonera AB	39,332	283,965
Telstra Corp., Ltd.	77,803	238,433
Verizon Communications, Inc.	47,200	1,563,736
Windstream Corp.	7,600	83,524

		30,138,267

Wireless Telecommunication Services (1.8%)
American Tower Corp., Class A*	6,700	289,507
KDDI Corp.	51	268,942
MetroPCS Communications, Inc.*	4,400	33,572

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Millicom International Cellular S.A. (SDR)	1,258	$93,277
Mobistar S.A.	562	38,433
NTT DoCoMo, Inc.	261	363,578
Softbank Corp.	12,900	301,509
Sprint Nextel Corp.*	558,210	2,043,049
StarHub Ltd.	14,054	21,407
Turkcell Iletisim Hizmet A/S (ADR)	103,680	1,813,363
Vodafone Group plc	3,322,975	7,695,011

		12,961,648

Total Telecommunication Services		43,099,915

Utilities (2.3%)
Electric Utilities (1.3%)
Acciona S.A.	526	68,318
Allegheny Energy, Inc.	2,900	68,092
American Electric Power Co., Inc.	7,700	267,883
BKW FMB Energie AG	174	13,530
Cheung Kong Infrastructure Holdings Ltd.	6,000	22,773
Chubu Electric Power Co., Inc.	11,800	281,203
Chugoku Electric Power Co., Inc.	4,500	85,818
CLP Holdings Ltd.	37,000	250,007
Contact Energy Ltd.*	2,907	12,944
Duke Energy Corp.	21,200	364,852
E.ON AG	32,632	1,362,310
EDF S.A.	4,098	243,853
Edison International	5,500	191,290
EDP - Energias de Portugal S.A.	29,609	131,049
Enel S.p.A.	114,356	664,055
Entergy Corp.	3,200	261,888
Exelon Corp.	10,800	527,796
FirstEnergy Corp.	5,200	241,540
Fortum Oyj	7,886	213,640
FPL Group, Inc.	6,900	364,458
Hokkaido Electric Power Co., Inc.	3,000	54,442
Hokuriku Electric Power Co.	2,900	63,104
HongKong Electric Holdings Ltd.	26,000	141,270
Iberdrola S.A.	64,145	610,625
Kansai Electric Power Co., Inc.	13,100	295,286
Kyushu Electric Power Co., Inc.	7,000	143,959
Northeast Utilities	3,000	77,370
Pepco Holdings, Inc.	3,800	64,030
Pinnacle West Capital Corp.	1,800	65,844
PPL Corp.	6,100	197,091
Progress Energy, Inc.	4,700	192,747
Public Power Corp. S.A.*	2,225	41,067
Red Electrica Corporacion S.A.	2,076	115,056
Scottish & Southern Energy plc	16,497	308,284
Shikoku Electric Power Co., Inc.	2,900	74,804
Southern Co.	13,000	433,160
SP AusNet	35,789	29,310
Terna Rete Elettrica Nazionale S.p.A.	26,329	113,288
Tohoku Electric Power Co., Inc.	7,800	154,176
Tokyo Electric Power Co., Inc.	20,900	523,873

	Number of Shares	Value (Note 1)

Verbund – Oesterreichische Elektrizitaetswirtschafts AG, Class A	1,263	$53,547

		9,389,632

Gas Utilities (0.1%)
Enagas S.A.	2,742	60,687
EQT Corp.	2,000	87,840
Gas Natural SDG S.A.	4,413	94,994
Hong Kong & China Gas Co., Ltd.	72,000	179,578
Nicor, Inc.	800	33,680
Osaka Gas Co., Ltd.	34,000	114,551
Questar Corp.	2,700	112,239
Snam Rete Gas S.p.A.	28,178	140,121
Toho Gas Co., Ltd.	7,000	37,124
Tokyo Gas Co., Ltd.	42,000	167,431

		1,028,245

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	10,800	143,748
Constellation Energy Group, Inc.	3,100	109,027
Drax Group plc	5,284	35,372
EDP Renovaveis S.A.*	2,988	28,246
Electric Power Development Co., Ltd.	2,100	59,550
Iberdrola Renovables S.A.	16,930	80,660
International Power plc	27,589	136,505

		593,108

Multi-Utilities (0.8%)
A2A S.p.A.	17,077	35,744
AGL Energy Ltd.	7,170	90,192
Ameren Corp.	4,000	111,800
CenterPoint Energy, Inc.	6,000	87,060
Centrica plc	92,043	415,697
CMS Energy Corp.	4,000	62,640
Consolidated Edison, Inc.	4,700	213,521
Dominion Resources, Inc.	9,700	377,524
DTE Energy Co.	2,500	108,975
GDF Suez S.A.	21,078	914,443
Integrys Energy Group, Inc.	1,100	46,189
National Grid plc	43,112	471,261
NiSource, Inc.	4,800	73,824
PG&E Corp.	6,200	276,830
Public Service Enterprise Group, Inc.	8,300	275,975
RWE AG	7,333	712,603
RWE AG (Non-Voting)(Preference)	570	50,857
SCANA Corp.	2,100	79,128
Sempra Energy	4,100	229,518
Suez Environnement Co. S.A.	4,384	101,278
TECO Energy, Inc.	3,100	50,282
United Utilities Group plc	13,323	106,005
Veolia Environnement	6,855	225,407
Wisconsin Energy Corp.	2,000	99,660
Xcel Energy, Inc.	7,700	163,394

		5,379,807

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Water Utilities (0.0%)
Severn Trent plc	3,713	$64,860

Total Utilities		16,455,652

Total Common Stocks (98.9%) (Cost $680,898,446)		698,679,730

	Number of Warrants	Value (Note 1)
WARRANTS:
Financials (0.0%)
Capital Markets (0.0%)
Mediobanca S.p.A., expiring 3/18/11*	8,888	1,380

Commercial Banks (0.0%)
Unione di Banche Italiane S.c.p.A., expiring 6/30/11*	11,199	788

Real Estate Investment Trusts (REITs) (0.0%)
Fonciere Des Regions, expiring 12/31/10*	482	407

Total Warrants (0.0%) (Cost $—)		2,575

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Time Deposits (0.8%)
Bank of Montreal 0.03%, 1/4/10	$3,430,000	3,430,000
JPMorgan Chase Nassau 0.000%, 1/4/10	2,269,521	2,269,521

Total Time Deposits		5,699,521

Total Short-Term Investments (0.8%) (Amortized Cost $5,699,521)		5,699,521

Total Investments (99.7%) (Cost/Amortized Cost $686,597,967)		704,381,826
Other Assets Less Liabilities (0.3%)		2,304,646

Net Assets (100%)		$706,686,472

*	Non-income producing.
†	Securities (totaling $3,251 or 0.0% of net assets) at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2009, the market value of these securities amounted to $8,606,266 or 1.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt
CVA	— Dutch Certification
GDR	— Global Depositary Receipt
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification
FDR	— Finnish Depositary Receipt
CDI	— Chess Depositary Interest
PPS	— Price Protected Share

At December 31, 2009, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2009	Unrealized Appreciation/ (Depreciation)
Dow Jones EURO Stoxx 50 Index	4	March-10	$168,357	$173,685	$5,328
FTSE 100 Index	4	March-10	342,854	349,025	6,171
OMXS 30 Index	5	January-10	66,685	66,156	(529)
S&P 500 Index	9	March-10	2,474,635	2,499,075	24,440
TOPIX Index	6	March-10	607,673	613,785	6,112

					$41,522

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

At December 31, 2009, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contract	Local Contract Buy Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/15/10	500	$716,775	$748,655	$(31,880)

	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sell Contracts
European Union Euro vs. U.S. Dollar, expiring 1/15/10	50	$71,461	$71,678	$(217)
European Union Euro vs. U.S. Dollar, expiring 1/15/10	10	14,516	14,336	180
European Union Euro vs. U.S. Dollar, expiring 1/15/10	77	110,418	110,383	35
European Union Euro vs. U.S. Dollar, expiring 1/15/10	75	107,682	107,516	166
European Union Euro vs. U.S. Dollar, expiring 1/15/10	25	37,705	35,839	1,866
European Union Euro vs. U.S. Dollar, expiring 1/15/10	60	90,266	86,013	4,253
European Union Euro vs. U.S. Dollar, expiring 1/15/10	100	146,927	143,355	3,572
European Union Euro vs. U.S. Dollar, expiring 1/15/10	30	44,211	43,007	1,204

				$11,059

				$(20,821)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$48,750,186	$50,474,195	$—	$99,224,381
Consumer Staples	20,320,412	24,099,028	—	44,419,440
Energy	25,608,777	39,789,862	—	65,398,639
Financials	38,974,016	72,158,439	—	111,132,455
Health Care	56,808,173	42,884,906	—	99,693,079
Industrials	34,319,734	45,463,740	3,251	79,786,725
Information Technology	79,898,432	27,168,470	—	107,066,902
Materials	9,957,834	22,444,708	—	32,402,542
Telecommunication Services	10,814,340	32,285,575	—	43,099,915
Utilities	6,060,895	10,394,757	—	16,455,652
Forward Currency Contracts	—	11,276	—	11,276
Futures	42,051	—	—	42,051
Short-Term Investments	—	5,699,521	—	5,699,521

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Warrants
Financials	$—	$2,575	$—	$2,575

Total Assets	$331,554,850	$372,877,052	$3,251	$704,435,153

Liabilities:
Forward Currency Contracts	$—	$(32,097)	$—	$(32,097)
Futures	(529)	—	—	(529)

Total Liabilities	$(529)	$(32,097)	$—	$(32,626)

Total	$331,554,321	$372,844,955	$3,251	$704,402,527

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities-Financials	Investments in Securities-Industrials
Balance as of 12/31/08	$1,157,242	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	(1,157,242)	3,251
Balance as of 12/31/09	$—	$3,251

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ended 12/31/09.	$(45)

Fair Values of Derivative Instruments as of December 31, 2009:

Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets - Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	11,276
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets - Unrealized appreciation	42,051	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$53,327

	Liability Derivatives
Interest rate contracts	Payables, Net Assets - Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(32,097)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets - Unrealized depreciation	(529	)*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(32,626)

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	40,419	—	40,419
Credit contracts	—	—	—	—	—
Equity contracts	—	1,300,492	—	—	1,300,492
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,300,492	$40,419	$—	$1,340,911

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(20,821)	—	(20,821)
Credit contracts	—	—	—	—	—
Equity contracts	—	41,522	—	—	41,522
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$41,522	$(20,821)	$—	$20,701

The Portfolio held future contracts with an average notional balance of approximately $5,909,000 and forward foreign currency contracts with an average settlement value of approximately $589,000 during the year ended December 31, 2009, on which date the Portfolio no longer held forward foreign currency contracts.

^ This Portfolio held forward foreign currency and futures contracts to gain an economic hedge against changes in the values of securities held in the Portfolio, that does not qualify for hedge accounting under ASC 815, and also to gain or reduce exposure to the financial markets.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$346,537,926
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$240,980,688

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$97,678,509
Aggregate gross unrealized depreciation	(85,744,172)

Net unrealized appreciation	$11,934,337

Federal income tax cost of investments	$692,447,489

The Portfolio has a net capital loss carryforward of $191,371,416 of which $27,529,602 expires in 2016, and $163,841,814 expires in 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $686,597,967)	$704,381,826
Foreign cash (Cost $1,279,212)	1,249,273
Foreign cash held as collateral at broker (Cost $537,497)	520,583
Dividends, interest and other receivables	1,207,902
Receivable from Separate Accounts for Trust shares sold	323,840
Receivable for securities sold	254,690
Unrealized appreciation of forward foreign currency contracts	11,276
Other assets	583

Total assets	707,949,973

LIABILITIES
Overdraft payable	210,657
Investment management fees payable	418,435
Payable to Separate Accounts for Trust shares redeemed	287,642
Administrative fees payable	101,581
Distribution fees payable - Class IB	45,283
Payable for securities purchased	35,501
Unrealized depreciation of forward foreign currency contracts	32,097
Variation margin payable on futures contracts	24,713
Trustees’ fees payable	752
Accrued expenses	106,840

Total liabilities	1,263,501

NET ASSETS	$706,686,472

Net assets were comprised of:
Paid in capital	$887,473,803
Accumulated undistributed net investment income (loss)	(231,634)
Accumulated undistributed net realized gains (losses) on investments, futures and foreign currency transactions	(198,331,105)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	17,775,408

Net assets	$706,686,472

Class IA
Net asset value, offering and redemption price per share, $492,154,770 / 60,683,427 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.11

Class IB
Net asset value, offering and redemption price per share, $214,531,702 / 26,448,592 shares outstanding (unlimited amount authorized: $0.01 par value)	$8 .11

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $901,469 foreign withholding tax)	$15,654,904
Interest	49,689

Total income	15,704,593

EXPENSES
Investment management fees	4,566,398
Administrative fees	919,042
Distribution fees - Class IB	461,643
Custodian fees	185,000
Printing and mailing expenses	159,768
Professional fees	37,035
Trustees’ fees	14,636
Miscellaneous	31,826

Gross expenses	6,375,348
Less: Waiver from investment advisor	(89,210)
Fees paid indirectly	(486,602)

Net expenses	5,799,536

NET INVESTMENT INCOME (LOSS)	9,905,057

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(153,122,395)
Foreign currency transactions	361,892
Futures	1,300,492

Net realized gain (loss)	(151,460,011)

Change in unrealized appreciation (depreciation) on:
Securities	308,231,715
Foreign currency translations	(44,334)
Futures	41,522

Net change in unrealized appreciation (depreciation)	308,228,903

NET REALIZED AND UNREALIZED GAIN (LOSS)	156,768,892

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$166,673,949

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,905,057	$12,135,906
Net realized gain (loss) on investments, futures and foreign currency transactions	(151,460,011)	(46,334,432)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	308,228,903	(279,433,805)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	166,673,949	(313,632,331)

DIVIDENDS:
Dividends from net investment income
Class IA	(7,670,742)	(8,715,080)
Class IB	(2,798,009)	(3,808,650)

TOTAL DIVIDENDS	(10,468,751)	(12,523,730)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 7,559,759 and 30,133,961 shares, respectively ]	48,832,041	277,246,419
Capital shares issued in reinvestment of dividends [ 965,176 and 1,367,686 shares, respectively ]	7,670,742	8,715,080
Capital shares repurchased [ (3,211,838) and (1,226,144) shares, respectively ]	(22,674,361)	(9,837,419)

Total Class IA transactions	33,828,422	276,124,080

Class IB
Capital shares sold [ 4,800,874 and 6,294,919 shares, respectively ]	31,876,619	55,593,671
Capital shares issued in reinvestment of dividends [ 351,978 and 597,523 shares, respectively ]	2,798,009	3,808,650
Capital shares repurchased [ (5,673,660) and (9,151,873) shares, respectively ]	(38,499,843)	(82,592,225)

Total Class IB transactions	(3,825,215)	(23,189,904)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	30,003,207	252,934,176

TOTAL INCREASE (DECREASE) IN NET ASSETS	186,208,405	(73,221,885)
NET ASSETS:
Beginning of year	520,478,067	593,699,952

End of year (a)	$706,686,472	$520,478,067

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(231,634)	$(41,163)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,					September 15, 2006* to December 31, 2006
Class IA	2009		2008	2007
Net asset value, beginning of period	$6.32		$10.93	$10.79		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12	(e)	0.18 (e)	0.09	(e)	0.03	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.80		(4.63)	0.16		0.78

Total from investment operations	1.92		(4.45)	0.25		0.81

Less distributions:
Dividends from net investment income	(0.13)		(0.16)	(0.08)		(0.02)
Distributions from net realized gains	—		—	(0.03)		—

Total dividends and distributions	(0.13)		(0.16)	(0.11)		(0.02)

Net asset value, end of period	$8.11		$6.32	$10.93		$10.79

Total return (b)	30.39%		(40.69)%	2.36%		8.11%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$492,155		$349,978	$274,235		$1,621
Ratio of expenses to average net assets:
After waivers (a)	0.98%		1.10%	1.10%		1.10%
After waivers and fees paid indirectly (a)	0.90%		1.10%	1.10%		1.10%
Before waivers and fees paid indirectly (a)	0.99%		1.12%	1.15%		1.59	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.67%		2.09%	0.76%		1.03%
After waivers and fees paid indirectly (a)	1.75%		2.09%	0.76%		1.03%
Before waivers and fees paid indirectly (a)	1.65%		2.06%	0.72%		0.10%
Portfolio turnover rate	43%		10%	5%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	#	$— #	$0.01		$0.03

	Year Ended December 31,					September 15, 2006* to December 31, 2006
Class IB	2009		2008	2007
Net asset value, beginning of period	$6.32		$10.93	$10.79		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10	(e)	0.18 (e)	0.12	(e)	0.02	(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.80		(4.64)	0.10		0.78

Total from investment operations	1.90		(4.46)	0.22		0.80

Less distributions:
Dividends from net investment income	(0.11)		(0.15)	(0.05)		(0.01)
Distributions from net realized gains	—		—	(0.03)		—

Total dividends and distributions	(0.11)		(0.15)	(0.08)		(0.01)

Net asset value, end of period	$8.11		$6.32	$10.93		$10.79

Total return (b)	30.05%		(40.84)%	2.09%		8.03%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$214,532		$170,500	$319,465		$74,947
Ratio of expenses to average net assets:
After waivers (a)	1.23%		1.35%	1.35%		1.35%
After waivers and fees paid indirectly (a)	1.15%		1.35%	1.35%		1.35%
Before waivers and fees paid indirectly (a)	1.24	%(c)	1.37%	1.40	%(c)	1.84	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.40%		1.93%	1.08%		0.50%
After waivers and fees paid indirectly (a)	1.48%		1.93%	1.08%		0.50%
Before waivers and fees paid indirectly (a)	1.38%		1.90%	1.04%		0.03%
Portfolio turnover rate	43%		10%	5%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	#	$— #	$—	#	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/UBS GROWTH AND INCOME PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	UBS Global Asset Management (Americas) Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IB Shares	32.47%	(0.02)%	(0.50)%	1.44%
Russell 1000® Index	28.43	0.79	(0.49)	1.76
* Date of inception 12/1/98 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 32.47% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 1000® Index, returned 28.43% over the same period.

Asset Class Overview

Over the 12 months, large cap stocks, as measured by the S&P 500 Index, returned 26.5%. Nine out of the ten sectors in the index delivered double-digit returns. Information technology was the strongest performing and largest sector, comprising approximately 18% of the index. Materials and consumer discretionary sectors also made strong gains. Defensive sectors such as utilities and telecommunications services were the worst performing sectors, although both still made a positive contribution to the benchmark’s return.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	Stock selection was a significant contributor to performance during the year and was the main reason for the Portfolio’s outperformance versus its benchmark.

•	Stock selection in the Information Technology, Energy and Health Care sectors were the largest contributors to results.

•

In terms of individual stocks, the largest contributors to performance were an underweight in Exxon Mobil Corp. and overweights in Morgan Stanley, Seagate Technology, Inc., Marvell Technology Group and Apple, Inc.

•

From a sector allocation perspective, an underweight in Consumer Staples, an overweight in Consumer Discretionary and an underweight in Telecommunication Services were the largest contributors to performance.

What hurt performance during the year:

•	Overall, sector allocation was a negative contributor to performance during the year.

•	From a sector allocation perspective, underweights in Financial and Materials, and an overweight in Energy were the largest detractors from performance.

•	Stock selection in the Financial, Utilities and Industrials sectors were the largest detractors from results.

•

In terms of individual stocks, the largest detractors from performance were overweights in AFLAC, Inc., Exelon Corp. and Genzyme Corp. Other meaningful detractors were an underweight in SunTrust Banks, Inc, and an overweight in Comcast Corp.

Portfolio Positioning and Outlook

At the end of year, we believe the equity market was attractively priced and found what we view to be excellent bottom-up opportunities. Early in the market’s recovery, favorable strategies tended to overweight discretionary sectors and underweight staples. At year-end, we feel that opportunities are much more stock specific. While the greatest opportunities earlier in 2009 seemed to be in sector allocation across sectors, we believe that the greatest opportunities at year-end were in how a strategy allocates within sectors.

Sector Weightings as of 12/31/09	% of Net Assets
Information Technology	17.4%
Health Care	15.4
Financials	13.8
Energy	13.3
Industrials	10.9
Consumer Discretionary	10.5
Consumer Staples	8.7
Utilities	5.2
Materials	1.7
Telecommunication Services	1.5
Cash and Other	1.6

100.0%

EQ/UBS GROWTH AND INCOME PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IB
Actual	$1,000.00	$1,241.50	$5.93
Hypothetical (5% average return before expenses)	1,000.00	1,019.91	5.35

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.05% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.5%)
Auto Components (1.0%)
BorgWarner, Inc.	44,100	$1,465,002

Hotels, Restaurants & Leisure (1.3%)
Carnival Corp.*	60,500	1,917,245

Household Durables (1.5%)
Fortune Brands, Inc.	48,700	2,103,840

Media (5.7%)
Comcast Corp., Class A	193,100	3,255,666
Interpublic Group of Cos., Inc.*	194,000	1,431,720
Omnicom Group, Inc.	43,600	1,706,940
Viacom, Inc., Class B*	57,000	1,694,610

		8,088,936

Specialty Retail (1.0%)
Lowe’s Cos., Inc.	61,300	1,433,807

Total Consumer Discretionary		15,008,830

Consumer Staples (8.7%)
Beverages (2.0%)
PepsiCo, Inc.	47,000	2,857,600

Food & Staples Retailing (2.3%)
Sysco Corp.	35,300	986,282
Wal-Mart Stores, Inc.	42,900	2,293,005

		3,279,287

Household Products (2.4%)
Procter & Gamble Co.	56,600	3,431,658

Personal Products (2.0%)
Avon Products, Inc.	48,000	1,512,000
Estee Lauder Cos., Inc., Class A	28,500	1,378,260

		2,890,260

Total Consumer Staples		12,458,805

Energy (13.3%)
Energy Equipment & Services (2.1%)
Baker Hughes, Inc.	48,100	1,947,088
Noble Corp.	26,100	1,062,270

		3,009,358

Oil, Gas & Consumable Fuels (11.2%)
Chevron Corp.	40,000	3,079,600
EOG Resources, Inc.	11,900	1,157,870
Exxon Mobil Corp.	38,900	2,652,591
Hess Corp.	29,300	1,772,650
Marathon Oil Corp.	51,100	1,595,342
Peabody Energy Corp.	33,100	1,496,451
Ultra Petroleum Corp.*	41,800	2,084,148
Williams Cos., Inc.	100,100	2,110,108

		15,948,760

Total Energy		18,958,118

	Number of Shares	Value (Note 1)

Financials (13.8%)
Capital Markets (2.3%)
Bank of New York Mellon Corp.	62,500	$1,748,125
Morgan Stanley	52,400	1,551,040

		3,299,165

Commercial Banks (3.0%)
City National Corp./California	15,500	706,800
Wells Fargo & Co.	129,500	3,495,205

		4,202,005

Consumer Finance (1.0%)
Discover Financial Services	100,900	1,484,239

Diversified Financial Services (3.8%)
Bank of America Corp.	117,600	1,771,056
JPMorgan Chase & Co.	88,700	3,696,129

		5,467,185

Insurance (3.7%)
ACE Ltd.*	23,900	1,204,560
Aflac, Inc.	46,900	2,169,125
Principal Financial Group, Inc.	77,800	1,870,312

		5,243,997

Total Financials		19,696,591

Health Care (15.4%)
Biotechnology (1.9%)
Amgen, Inc.*	29,200	1,651,844
Genzyme Corp.*	20,700	1,014,507

		2,666,351

Health Care Equipment & Supplies (4.8%)
Covidien plc	83,200	3,984,448
Medtronic, Inc.	66,700	2,933,466

		6,917,914

Health Care Providers & Services (2.4%)
Medco Health Solutions, Inc.*	16,700	1,067,297
UnitedHealth Group, Inc.	78,100	2,380,488

		3,447,785

Life Sciences Tools & Services (0.6%)
Millipore Corp.*	11,694	846,061

Pharmaceuticals (5.7%)
Allergan, Inc.	36,700	2,312,467
Merck & Co., Inc.	61,600	2,250,864
Pfizer, Inc.	196,000	3,565,240

		8,128,571

Total Health Care		22,006,682

Industrials (10.9%)
Aerospace & Defense (2.1%)
General Dynamics Corp.	45,100	3,074,467

Air Freight & Logistics (2.4%)
FedEx Corp.	40,400	3,371,380

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Airlines (0.9%)
Southwest Airlines Co.	111,900	$1,279,017

Machinery (4.6%)
Illinois Tool Works, Inc.	57,000	2,735,430
PACCAR, Inc.	63,750	2,312,213
Pall Corp.	40,400	1,462,480

		6,510,123

Road & Rail (0.9%)
Ryder System, Inc.	29,900	1,230,983

Total Industrials		15,465,970

Information Technology (17.4%)
Communications Equipment (1.5%)
QUALCOMM, Inc.	47,500	2,197,350

Computers & Peripherals (5.6%)
Apple, Inc.*	17,500	3,690,050
Hewlett-Packard Co.	59,400	3,059,694
Seagate Technology	71,400	1,298,766

		8,048,510

Semiconductors & Semiconductor Equipment (4.0%)
Broadcom Corp., Class A*	54,600	1,717,170
Intersil Corp., Class A	46,900	719,446
KLA-Tencor Corp.	32,200	1,164,352
Marvell Technology Group Ltd.*	66,500	1,379,875
National Semiconductor Corp.	44,000	675,840

		5,656,683

Software (6.3%)
Autodesk, Inc.*	68,500	1,740,585
Intuit, Inc.*	30,900	948,939
Microsoft Corp.	139,300	4,247,257
VMware, Inc., Class A*	47,600	2,017,288

		8,954,069

Total Information Technology		24,856,612

Materials (1.7%)
Chemicals (1.2%)
Monsanto Co.	20,700	1,692,225

	Number of Shares	Value (Note 1)

Containers & Packaging (0.5%)
Ball Corp.	14,500	$749,650

Total Materials		2,441,875

Telecommunication Services (1.5%)
Diversified Telecommunication Services (1.5%)
AT&T, Inc.	76,600	2,147,098

Total Telecommunication Services		2,147,098

Utilities (5.2%)
Electric Utilities (5.0%)
American Electric Power Co., Inc.	67,700	2,355,283
Exelon Corp.	54,700	2,673,189
FirstEnergy Corp.	34,500	1,602,525
Pepco Holdings, Inc.	29,500	497,075

		7,128,072

Independent Power Producers & Energy Traders (0.2%)
Dynegy, Inc., Class A*	171,000	309,510

Total Utilities		7,437,582

Total Common Stocks (98.4%) (Cost $129,932,167)		140,478,163

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (1.6%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $2,341,346)	$2,341,346	2,341,346

Total Investments (100.0%) (Cost/Amortized Cost $132,273,513)		142,819,509
Other Assets Less Liabilities (0.0%)		(1,719)

Net Assets (100%)		$142,817,790

*	Non-income producing.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$15,008,830	$—	$—	$15,008,830
Consumer Staples	12,458,805	—	—	12,458,805
Energy	18,958,118	—	—	18,958,118
Financials	19,696,591	—	—	19,696,591
Health Care	22,006,682	—	—	22,006,682
Industrials	15,465,970	—	—	15,465,970
Information Technology	24,856,612	—	—	24,856,612
Materials	2,441,875	—	—	2,441,875
Telecommunication Services	2,147,098	—	—	2,147,098
Utilities	7,437,582	—	—	7,437,582
Short-Term Investments	—	2,341,346	—	2,341,346

Total Assets	$140,478,163	$2,341,346	$—	$142,819,509

Total Liabilities	$—	$—	$—	$—

Total	$140,478,163	$2,341,346	$—	$142,819,509

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$64,697,910
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$72,156,022

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,029,902
Aggregate gross unrealized depreciation	(9,486,892)

Net unrealized appreciation	$9,543,010

Federal income tax cost of investments	$133,276,499

For the year ended December 31, 2009, the Portfolio incurred approximately $821 as brokerage commissions with Sanford C. Bernstein & Co., Inc., and $3,824 with UBS AG, affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $42,401,238 of which $5,281,513 expires in the year 2011, $1,730,958 expires in the year 2016, and $35,388,767 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $132,273,513)	$142,819,509
Receivable from Separate Accounts for Trust shares sold	147,194
Dividends, interest and other receivables	121,940
Receivable for securities sold	47,666
Other assets	1,032

Total assets	143,137,341

LIABILITIES
Investment management fees payable	77,033
Payable to Separate Accounts for Trust shares redeemed	70,447
Payable for securities purchased	57,430
Distribution fees payable - Class IB	30,095
Administrative fees payable	14,899
Trustees’ fees payable	95
Accrued expenses	69,552

Total liabilities	319,551

NET ASSETS	$142,817,790

Net assets were comprised of:
Paid in capital	$177,981,240
Accumulated undistributed net investment income (loss)	367
Accumulated undistributed net realized gain (loss) on investments	(45,709,813)
Unrealized appreciation (depreciation) on investments	10,545,996

Net assets	$142,817,790

Class IB
Net asset value, offering and redemption price per share, $142,817,790 / 26,940,130 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.30

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends	$2,240,542

EXPENSES
Investment management fees	910,938
Distribution fees - Class IB	303,727
Administrative fees	154,256
Printing and mailing expenses	34,558
Custodian fees	21,000
Professional fees	15,843
Trustees’ fees	3,078
Miscellaneous	8,004

Gross expenses	1,451,404
Less: Waiver from investment advisor	(174,725)
Fees paid indirectly	(43,273)

Net expenses	1,233,406

NET INVESTMENT INCOME (LOSS)	1,007,136

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	(25,266,943)
Net change in unrealized appreciation (depreciation) on securities	59,398,493

NET REALIZED AND UNREALIZED GAIN (LOSS)	34,131,550

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,138,686

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,007,136	$1,973,420
Net realized gain (loss) on investments	(25,266,943)	(15,118,213)
Net change in unrealized appreciation (depreciation) on investments	59,398,493	(67,955,002)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	35,138,686	(81,099,795)

DIVIDENDS:
Class IB
Dividends from net investment income	(1,007,734)	(2,005,490)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 5,562,340 and 5,585,844 shares, respectively ]	24,334,818	31,762,964
Capital shares issued in reinvestment of dividends [ 193,121 and 498,230 shares, respectively ]	1,007,734	2,005,490
Capital shares repurchased [ (7,231,332) and (9,438,010) shares, respectively ]	(31,220,723)	(53,494,915)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,878,171)	(19,726,461)

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,252,781	(102,831,746)
NET ASSETS:
Beginning of year	114,565,009	217,396,755

End of year (a)	$142,817,790	$114,565,009

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$367	$(467)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2009	2008	2007	2006	2005
Net asset value, beginning of year	$4.03	$6.84	$6.82	$6.02	$5.56

Income (loss) from investment operations:
Net investment income (loss)	0.04 (e)	0.07 (e)	0.06 (e)	0.05 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments	1.27	(2.81)	0.02	0.80	0.46

Total from investment operations	1.31	(2.74)	0.08	0.85	0.50

Less distributions:
Dividends from net investment income	(0.04)	(0.07)	(0.06)	(0.05)	(0.04)

Net asset value, end of year	$5.30	$4.03	$6.84	$6.82	$6.02

Total return	32.47%	(40.03)%	1.14%	14.10%	8.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$142,818	$114,565	$217,397	$212,510	$169,785
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.01%	1.03%	1.04%	1.03%	1.04%
Before waivers and fees paid indirectly	1.19%	1.19%	1.16%	1.14%	1.11%
Ratio of net investment income to average net assets:
After waivers	0.79%	1.14%	0.80%	0.77%	0.74%
After waivers and fees paid indirectly	0.83%	1.17%	0.81%	0.79%	0.75%
Before waivers and fees paid indirectly	0.65%	1.00%	0.69%	0.68%	0.68%
Portfolio turnover rate	54%	68%	32%	35%	44%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01	$0.01	$0.01	$0.01	$— #

#	Per share amount is less than $0.01.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/VAN KAMPEN COMSTOCK PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	Since Incept.*
Portfolio – IA Shares	28.73%	(0.57)%
Portfolio – IB Shares	28.36	(0.81)
Russell 1000® Value Index	19.69	0.10
* Date of inception 4/29/05 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 28.73% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 19.69% over the same period.

Asset Class Overview

Over the 12 months, large cap value stocks, as measured by the Russell 1000® Value Index, posted a gain of 19.69%. All of the sectors in the index delivered double-digit returns except telecommunications services and energy. The materials and information technology sectors were the strongest performing sectors in the index, followed by consumer discretionary.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•

Relative to the benchmark, the Portfolio benefited from stock selection in the Materials sector, driven mainly by a paper company that restructured its debt and benefited from synergies following an acquisition.

•	An overweight in the Consumer Discretionary sector (where the Portfolio holds primarily media companies) also boosted relative results.

•	In the Energy sector, both stock selection and an underweight were additive. The sector was among the weakest-performing groups in the benchmark for the period.

•	Stock selection in the Health Care sector was another positive contributor, as acquisitions made by Pfizer and Merck lifted the Portfolio’s holdings in large-cap pharmaceutical stocks.

What hurt performance during the year:

•	Relative performance was dampened by an underweight in the Technology sector.

•

Stock selection in the Financial sector also dampened relative gains. Underperformance was primarily in insurance and diversified Financial companies. Some of the best-performing diversified Financial companies during the period were among the worst performers in the previous year.

Portfolio Positioning and Outlook

At year-end, the Portfolio’s weighting in the Consumer Staples, Technology, Materials and Consumer Discretionary sectors was down from the beginning of the year. The Portfolio was underweight in the Energy sector relative to the benchmark. We positioned the Portfolio from a bottom-up basis, selecting stocks that appear to have reasonable valuations relative to the manager’s assessment of fair value.

Sector Weightings as of 12/31/09	% of Net Assets
Financials	22.4%
Consumer Discretionary	16.3
Health Care	14.3
Consumer Staples	11.9
Information Technology	10.2
Energy	7.5
Materials	4.8
Telecommunication Services	4.3
Industrials	3.1
Utilities	0.3
Cash and Other	4.9

100.0%

EQ/VAN KAMPEN COMSTOCK PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09
Class IA
Actual	$1,000.00	$1,247.70	$4.25
Hypothetical (5% average return before expenses)	1,000.00	1,021.42	3.82
Class IB
Actual	1,000.00	1,246.00	5.66
Hypothetical (5% average return before expenses)	1,000.00	1,020.16	5.09

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (16.3%)
Media (12.7%)
Comcast Corp., Class A	578,402	$9,751,858
DIRECTV, Class A*	84,834	2,829,214
News Corp., Class B	246,000	3,916,320
Time Warner Cable, Inc.	63,487	2,627,727
Time Warner, Inc.	120,033	3,497,761
Viacom, Inc., Class B*	296,328	8,809,831

		31,432,711

Multiline Retail (1.6%)
J.C. Penney Co., Inc	55,200	1,468,872
Macy’s, Inc.	97,771	1,638,642
Target Corp.	19,700	952,889

		4,060,403

Specialty Retail (2.0%)
Home Depot, Inc.	87,900	2,542,947
Lowe’s Cos., Inc.	99,100	2,317,949

		4,860,896

Total Consumer Discretionary		40,354,010

Consumer Staples (11.9%)
Beverages (1.8%)
Coca-Cola Co.	57,700	3,288,900
Dr. Pepper Snapple Group, Inc.	36,744	1,039,855

		4,328,755

Food & Staples Retailing (3.3%)
CVS Caremark Corp.	87,600	2,821,596
Wal-Mart Stores, Inc.	100,700	5,382,415

		8,204,011

Food Products (4.4%)
Cadbury plc (ADR)	24,192	1,243,227
Kraft Foods, Inc., Class A	181,336	4,928,712
Unilever N.V. (N.Y. Shares)	145,900	4,716,947

		10,888,886

Household Products (0.4%)
Procter & Gamble Co.	16,100	976,143

Personal Products (0.1%)
Mead Johnson Nutrition Co., Class A	8,482	370,664

Tobacco (1.9%)
Altria Group, Inc.	103,600	2,033,668
Philip Morris International, Inc	53,300	2,568,527

		4,602,195

Total Consumer Staples		29,370,654

Energy (7.5%)
Energy Equipment & Services (2.1%)
Halliburton Co.	134,500	4,047,105
Smith International, Inc	38,300	1,040,611

		5,087,716

Oil, Gas & Consumable Fuels (5.4%)
BP plc (ADR)	32,300	1,872,431
Chevron Corp.	55,100	4,242,149

	Number of Shares	Value (Note 1)

ConocoPhillips	63,200	$3,227,624
Royal Dutch Shell plc (ADR), Class A	32,500	1,953,575
Total S.A. (ADR)	32,700	2,094,108

		13,389,887

Total Energy		18,477,603

Financials (22.1%)
Capital Markets (3.1%)
Bank of New York Mellon Corp.	173,587	4,855,228
Goldman Sachs Group, Inc.	11,300	1,907,892
State Street Corp.	22,500	979,650

		7,742,770

Commercial Banks (2.9%)
PNC Financial Services Group, Inc.	55,300	2,919,287
U.S. Bancorp	72,000	1,620,720
Wells Fargo & Co.	96,300	2,599,137

		7,139,144

Diversified Financial Services (5.5%)
Bank of America Corp .	305,530	4,601,282
Citigroup, Inc.	493,600	1,633,816
JPMorgan Chase & Co .	178,300	7,429,761

		13,664,859

Insurance (10.6%)
Aflac, Inc	24,900	1,151,625
Berkshire Hathaway, Inc., Class B*	660	2,168,760
Chubb Corp	252,880	12,436,639
MetLife, Inc	84,400	2,983,540
Torchmark Corp	42,800	1,881,060
Travelers Cos., Inc	111,000	5,534,460

		26,156,084

Total Financials		54,702,857

Health Care (14.3%)
Health Care Equipment & Supplies (1.0%)
Boston Scientific Corp.* .	272,800	2,455,200

Health Care Providers & Services (3.2%)
Cardinal Health, Inc.	129,500	4,175,080
UnitedHealth Group, Inc.	62,000	1,889,760
WellPoint, Inc.*	30,600	1,783,674

		7,848,514

Pharmaceuticals (10.1%)
Abbott Laboratories, Inc.	34,100	1,841,059
Bristol-Myers Squibb Co.	226,264	5,713,166
Eli Lilly and Co.	77,300	2,760,383
GlaxoSmithKline plc (ADR)	28,600	1,208,350
Merck & Co., Inc.	130,391	4,764,487
Pfizer, Inc.	377,725	6,870,818
Roche Holding AG (ADR)	45,300	1,911,660

		25,069,923

Total Health Care		35,373,637

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Industrials (3.1%)
Aerospace & Defense (0.5%)
Honeywell International, Inc.	28,900	$1,132,880

Electrical Equipment (0.6%)
Emerson Electric Co.	34,400	1,465,440

Industrial Conglomerates (1.2%)
General Electric Co.	201,400	3,047,182

Machinery (0.8%)
Ingersoll-Rand plc	53,100	1,897,794

Total Industrials		7,543,296

Information Technology (10.2%)
Communications Equipment (1.2%)
Cisco Systems, Inc.*	127,400	3,049,956

Computers & Peripherals (2.2%)
Dell, Inc.*	156,761	2,251,088
Hewlett-Packard Co.	64,000	3,296,640

		5,547,728

Internet Software & Services (3.5%)
eBay, Inc.*	287,000	6,755,980
Yahoo!, Inc.*	111,100	1,864,258

		8,620,238

IT Services (0.8%)
Accenture plc, Class A .	32,700	1,357,050
Western Union Co.	37,300	703,105

		2,060,155

Semiconductors & Semiconductor Equipment (2.1%)
Intel Corp.	169,200	3,451,680
KLA-Tencor Corp.	45,100	1,630,816

		5,082,496

Software (0.4%)
Microsoft Corp.	30,700	936,043

Total Information Technology		25,296,616

Materials (4.8%)
Chemicals (0.7%)
E.I. du Pont de Nemours & Co.	46,259	1,557,540

Metals & Mining (1.2%)
Alcoa, Inc	186,300	3,003,156

Paper & Forest Products (2.9%)
International Paper Co.	270,377	7,240,696

Total Materials		11,801,392

	Number of Shares	Value (Note 1)

Telecommunication Services (4.3%)
Diversified Telecommunication Services (3.6%)
AT&T, Inc	128,900	$3,613,067
Verizon Communications, Inc.	159,100	5,270,983

		8,884,050

Wireless Telecommunication Services (0.7%)
Vodafone Group plc (ADR)	71,900	1,660,171

Total Telecommunication Services		10,544,221

Utilities (0.3%)
Multi-Utilities (0.3%)
Sempra Energy	15,300	856,494

Total Utilities		856,494

Total Common Stocks (94.8%) (Cost $231,400,748)		234,320,780

CONVERTIBLE PREFERRED STOCK:
Financials (0.3%)
Diversified Financial Services (0.3%)
Bank of America Corp. 10.000%(l)*	39,000	581,880

Total Convertible Preferred Stocks (0.3%) (Cost $585,000)		581,880

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (4.9%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $12,219,981)	$12,219,981	12,219,981

Total Investments (100.0%) (Cost/Amortized Cost $244,205,729)		247,122,641
Other Assets Less Liabilities (0.0%)		85,211

Net Assets (100%)		$247,207,852

*	Non-income producing.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2009.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$40,354,010	$—	$—	$40,354,010
Consumer Staples	29,370,654	—	—	29,370,654
Energy	18,477,603	—	—	18,477,603
Financials	54,702,857	—	—	54,702,857
Health Care	35,373,637	—	—	35,373,637
Industrials	7,543,296	—	—	7,543,296
Information Technology	25,296,616	—	—	25,296,616
Materials	11,801,392	—	—	11,801,392
Telecommunication Services	10,544,221	—	—	10,544,221
Utilities	856,494	—	—	856,494
Convertible Preferred Stocks
Financials	581,880	—	—	581,880
Short-Term Investments	—	12,219,981	—	12,219,981

Total Assets	$234,902,660	$12,219,981	$—	$247,122,641

Total Liabilities	$—	$—	$—	$—

Total	$234,902,660	$12,219,981	$—	$247,122,641

The Portfolio held no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$55,611,370
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$71,702,993

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,973,313
Aggregate gross unrealized depreciation	(22,460,645)

Net unrealized depreciation	$(2,487,332)

Federal income tax cost of investments	$249,609,973

For the year ended December 31, 2009, the Portfolio incurred approximately $520 as brokerage commissions with BIDS Trading, L.P., $132 with Exane S.A., $5,504 with Morgan Stanley & Co., Inc., and $3,091 with Sanford C. Bernstein & Co. Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $68,136,111 of which $22,136,216 expires in the year 2016, and $45,999,895 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value (Cost $244,205,729)	$247,122,641
Dividends, interest and other receivables	473,209
Receivable from Separate Accounts for Trust shares sold	158,469
Other assets	1,667

Total assets	247,755,986

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	270,994
Investment management fees payable	126,296
Distribution fees payable - Class IB	51,992
Administrative fees payable	23,996
Trustees’ fees payable	98
Accrued expenses	74,758

Total liabilities	548,134

NET ASSETS	$247,207,852

Net assets were comprised of:
Paid in capital	$317,638,150
Accumulated undistributed net investment income (loss)	193,142
Accumulated undistributed net realized gain (loss) on investments	(73,540,352)
Unrealized appreciation (depreciation) on investments	2,916,912

Net assets	$247,207,852

Class IA
Net asset value, offering and redemption price per share, $1,293,731 / 154,324 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.38

Class IB
Net asset value, offering and redemption price per share, $245,914,121 / 29,302,431 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.39

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends	$5,230,208

EXPENSES
Investment management fees	1,376,676
Distribution fees - Class IB	526,905
Administrative fees	246,686
Printing and mailing expenses	58,149
Professional fees	22,046
Custodian fees	8,000
Trustees’ fees	5,363
Miscellaneous	11,843

Gross expenses	2,255,668
Less: Waiver from investment advisor	(138,304)
Fees paid indirectly	(52,369)

Net expenses	2,064,995

NET INVESTMENT INCOME (LOSS)	3,165,213

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities	(26,578,610)
Net change in unrealized appreciation (depreciation) on securities	78,729,000

NET REALIZED AND UNREALIZED GAIN (LOSS)	52,150,390

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$55,315,603

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,165,213	$5,364,676
Net realized gain (loss) on investments	(26,578,610)	(46,798,059)
Net change in unrealized appreciation (depreciation) on investments	78,729,000	(75,780,768)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	55,315,603	(117,214,151)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(18,928)	(28,323)
Class IB	(3,050,570)	(5,296,808)

	(3,069,498)	(5,325,131)

Distributions from net realized capital gains
Class IA	—	(10,296)
Class IB	—	(2,401,573)

	—	(2,411,869)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(3,069,498)	(7,737,000)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 60,879 and 121,272 shares, respectively ]	424,717	1,133,138
Capital shares issued in reinvestment of dividends and distributions [ 2,299 and 5,397 shares, respectively ]	18,928	38,619
Capital shares repurchased [ (59,836) and (46,609) shares, respectively ]	(426,302)	(430,657)

Total Class IA transactions	17,343	741,100

Class IB
Capital shares sold [ 4,153,426 and 7,022,323 shares, respectively ]	28,440,125	60,703,485
Capital shares issued in reinvestment of dividends and distributions [ 370,514 and 1,059,811 shares, respectively ]	3,050,570	7,698,381
Capital shares repurchased [ (6,234,819) and (6,441,124) shares, respectively ]	(42,830,047)	(58,068,389)

Total Class IB transactions	(11,339,352)	10,333,477

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(11,322,009)	11,074,577

TOTAL INCREASE (DECREASE) IN NET ASSETS	40,924,096	(113,876,574)
NET ASSETS:
Beginning of year	206,283,756	320,160,330

End of year (a)	$247,207,852	$206,283,756

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$193,142	$97,427

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2009	2008	2007		2006	April 29, 2005* to December 31, 2005
Net asset value, beginning of period	$6.61	$10.86	$11.76		$10.43	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.20 (e)	0.22	(e)	0.23 (e)	0.13 (e)
Net realized and unrealized gain (loss) on investments	1.78	(4.18)	(0.49)		1.46	0.41

Total from investment operations	1.90	(3.98)	(0.27)		1.69	0.54

Less distributions:
Dividends from net investment income	(0.13)	(0.19)	(0.22)		(0.18)	(0.09)
Distributions from net realized gains	—	(0.08)	(0.41)		(0.18)	(0.02)

Total dividends and distributions	(0.13)	(0.27)	(0.63)		(0.36)	(0.11)

Net asset value, end of period	$8.38	$6.61	$10.86		$11.76	$10.43

Total return (b)	28.73%	(36.79)%	(2.32)%		16.27%	5.37%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,294	$998	$770		$122	$105
Ratio of expenses to average net assets:
After waivers (a)	0.75%	0.75%	0.75%		0.75%	0.75%
After waivers and fees paid indirectly (a)	0.73%	0.73%	0.74%		0.74%	0.74%
Before waivers and fees paid indirectly (a)	0.82%	0.82%	0.80%		0.81%	0.96%
Ratio of net investment income to average net assets:
After waivers (a)	1.72%	2.28%	1.82	%(c)	2.06%	1.97%
After waivers and fees paid indirectly (a)	1.74%	2.30%	1.82	%(c)	2.07%	1.98%
Before waivers and fees paid indirectly (a)	1.65%	2.21%	1.77	%(c)	2.00%	1.76%
Portfolio turnover rate	27%	39%	23%		23%	18%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$0.01	$0.01		$0.01	$0.01

	Year Ended December 31,
Class IB	2009	2008	2007		2006	April 29, 2005* to December 31, 2005
Net asset value, beginning of period	$6.62	$10.87	$11.77		$10.44	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10 (e)	0.18 (e)	0.20	(e)	0.20 (e)	0.12 (e)
Net realized and unrealized gain (loss) on investments	1.78	(4.17)	(0.50)		1.46	0.40

Total from investment operations	1.88	(3.99)	(0.30)		1.66	0.52

Less distributions:
Dividends from net investment income	(0.11)	(0.18)	(0.19)		(0.15)	(0.06)
Distributions from net realized gains	—	(0.08)	(0.41)		(0.18)	(0.02)

Total dividends and distributions	(0.11)	(0.26)	(0.60)		(0.33)	(0.08)

Net asset value, end of period	$8.39	$6.62	$10.87		$11.77	$10.44

Total return (b)	28.36%	(37.01)%	(2.57)%		15.97%	5.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$245,914	$205,285	$319,390		$291,204	$113,526
Ratio of expenses to average net assets:
After waivers (a)	1.00%	1.00%	1.00%		1.00%	1.00%
After waivers and fees paid indirectly (a)	0.98%	0.98%	0.99%		0.99%	0.99%
Before waivers and fees paid indirectly (a)	1.07%	1.07%	1.05%		1.06%	1.21%
Ratio of net investment income to average net assets:
After waivers (a)	1.47%	1.98%	1.62%		1.77%	1.72%
After waivers and fees paid indirectly (a)	1.49%	2.00%	1.62%		1.78%	1.73%
Before waivers and fees paid indirectly (a)	1.40%	1.91%	1.57%		1.71%	1.51%
Portfolio turnover rate	27%	39%	23%		23%	18%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$0.01	$0.01		$0.01	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for investment income and non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO (Unaudited)

PORTFOLIO ADVISER

➢	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/09
	1 Year	Since Incept.*
Portfolio – IA Shares	57.40%	7.43%
Portfolio – IB Shares	57.07	7.16
Russell Mid Cap® Growth Index	46.29	3.83
* Date of inception 4/29/05 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 57.40% for the year ended December 31, 2009. The Portfolio’s benchmark, the Russell Mid Cap® Growth Index, returned 46.29% over the same period.

Asset Class Overview

Over the 12 months, mid cap growth stocks, as measured by the Russell Mid Cap® Growth Index, posted a remarkable return of 46.29%. All sectors of the index made positive contributions to return, with the largest contribution coming from information technology. The worst performing sectors in the index were utilities, industrials and telecommunication services, although all contributed positively to performance.

Portfolio Highlights

For the year ended December 31, 2009

What helped performance during the year:

•	Stock selection in the Consumer Discretionary sector had a positive effect on relative performance, due to exposure to the leisure time industry.

•

Stock selection in the Technology sector added to relative gains, although an underweight there slightly detracted. Within the sector, computer services software and systems was the leading contributing industry.

•	Additionally, stock selection and an overweight position in Producer Durables bolstered relative performance. Here, the commercial services industry outperformed the benchmark.

What hurt performance during the year:

•	Both stock selection and an underweight in the Materials and Processing sector had a negative impact on relative performance. The sole detractor was in the building materials industry.

•

Stock selection in Energy also underperformed, despite the benefit of an overweight in the sector. While none of the Portfolio’s energy holdings (largely in the natural gas industry) detracted from relative performance, they did not perform as well as other industries within the overall sector. By comparison, the coal industry, in which the Portfolio did not have exposure, experienced a large rebound throughout the year.

•	An overweight and stock selection in Financial Services dampened relative performance. Within the sector, the asset management and custodian industry was the leading detractor.

Portfolio Positioning and Outlook

At the end of the year, conditions seem encouraging, with initial public offerings and merger and acquisition activity expanding. However, volatility around short-term events cannot be ruled out. The manager’s focus is on assessing company prospects over three to five years, and what it considers to be high-quality companies with diverse business drivers not tied to a particular market environment.

Sector Weightings as of 12/31/09	% of Net Assets
Consumer Discretionary	25.6%
Information Technology	20.1
Industrials	12.8
Financials	11.0
Health Care	9.3
Energy	6.9
Materials	6.7
Consumer Staples	1.5
Telecommunication Services	0.9
Cash and Other	5.2

100.0%

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09- 12/31/09
Class IA
Actual	$1,000.00	$1,276.10	$4.88
Hypothetical (5% average return before expenses)	1,000.00	1,020.92	4.33
Class IB
Actual	1,000.00	1,274.80	6.31
Hypothetical (5% average return before expenses)	1,000.00	1,019.66	5.60

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.85% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2009

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (25.6%)
Distributors (3.3%)
Li & Fung Ltd.	4,774,000	$19,647,298

Diversified Consumer Services (2.9%)
New Oriental Education & Technology Group, Inc. (ADR)*	120,595	9,118,188
Strayer Education, Inc.	40,210	8,544,223

		17,662,411

Hotels, Restaurants & Leisure (7.2%)
Ctrip.com International Ltd. (ADR)*	307,001	22,061,092
Las Vegas Sands Corp.*	445,481	6,655,486
Wynn Resorts Ltd.	254,493	14,819,127

		43,535,705

Household Durables (2.8%)
Gafisa S.A. (ADR)	245,190	7,934,348
NVR, Inc.*	12,488	8,875,347

		16,809,695

Internet & Catalog Retail (4.5%)
Netflix, Inc.*	79,872	4,404,142
priceline.com, Inc.*	102,864	22,475,784

		26,879,926

Media (4.0%)
Discovery Communications, Inc., Class C*	222,106	5,890,251
Groupe Aeroplan, Inc.	654,007	6,809,902
Morningstar, Inc.*	231,053	11,169,102

		23,869,255

Multiline Retail (0.9%)
Sears Holdings Corp.*	65,095	5,432,178

Total Consumer Discretionary		153,836,468

Consumer Staples (1.5%)
Personal Products (1.5%)
Mead Johnson Nutrition Co., Class A	207,927	9,086,410

Total Consumer Staples		9,086,410

Energy (6.9%)
Oil, Gas & Consumable Fuels (6.9%)
Petrohawk Energy Corp.*	173,825	4,170,062
Range Resources Corp.	306,810	15,294,478
Ultra Petroleum Corp.*	446,306	22,252,817

Total Energy		41,717,357

Financials (11.0%)
Capital Markets (3.9%)
Calamos Asset Management, Inc., Class A	322,867	3,722,657
Greenhill & Co., Inc.	138,926	11,147,422
T. Rowe Price Group, Inc.	161,184	8,583,048

		23,453,127

Diversified Financial Services (7.1%)
IntercontinentalExchange, Inc.*	84,678	9,509,339
Leucadia National Corp.*	506,623	12,052,561
Moody’s Corp.	137,481	3,684,491

	Number of Shares	Value (Note 1)

MSCI, Inc., Class A*	540,518	$17,188,473

		42,434,864

Total Financials		65,887,991

Health Care (9.3%)
Health Care Equipment & Supplies (3.2%)
Gen-Probe, Inc.*	259,413	11,128,818
Intuitive Surgical, Inc.*	27,278	8,273,963

		19,402,781

Life Sciences Tools & Services (4.3%)
Illumina, Inc.*	440,436	13,499,363
Techne Corp.	177,107	12,142,456

		25,641,819

Pharmaceuticals (1.8%)
Allergan, Inc.	116,961	7,369,713
Ironwood Pharmaceuticals, Inc.*(b)†	185,024	3,663,475

		11,033,188

Total Health Care		56,077,788

Industrials (12.8%)
Air Freight & Logistics (3.8%)
C.H. Robinson Worldwide, Inc.	176,270	10,352,337
Expeditors International of Washington, Inc.	365,687	12,700,310

		23,052,647

Commercial Services & Supplies (0.9%)
Covanta Holding Corp.*	296,872	5,370,414

Professional Services (8.1%)
Corporate Executive Board Co.	188,435	4,300,087
IHS, Inc., Class A*	148,367	8,131,995
Intertek Group plc	644,680	12,980,636
Monster Worldwide, Inc.*	266,103	4,630,192
Verisk Analytics, Inc., Class A*	612,782	18,555,039

		48,597,949

Total Industrials		77,021,010

Information Technology (20.1%)
Communications Equipment (1.1%)
Palm, Inc.*	660,434	6,630,758

Computers & Peripherals (3.1%)
Teradata Corp.*	581,282	18,269,693

Internet Software & Services (8.4%)
Akamai Technologies, Inc.*	425,794	10,785,362
Alibaba.com Ltd.	4,716,500	10,841,334
Baidu, Inc. (ADR)*	53,012	21,800,125
Equinix, Inc.*	68,548	7,276,370

		50,703,191

IT Services (2.1%)
Redecard S.A.	754,924	12,439,484

Software (5.4%)
Autodesk, Inc.*	303,822	7,720,117
Rovi Corp.*	165,805	5,284,205
Salesforce.com, Inc.*	265,775	19,606,222

		32,610,544

Total Information Technology		120,653,670

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

	Number of Shares	Value (Note 1)

Materials (6.7%)
Chemicals (4.2%)
Intrepid Potash, Inc.*	243,540	$7,104,062
Nalco Holding Co.	432,840	11,041,748
Rockwood Holdings, Inc.*	308,182	7,260,768

		25,406,578

Construction Materials (2.5%)
Martin Marietta Materials, Inc.	133,115	11,901,812
Texas Industries, Inc.	83,315	2,915,192

		14,817,004

Total Materials		40,223,582

Telecommunication Services (0.9%)
Wireless Telecommunication Services (0.9%)
Millicom International Cellular S.A.	76,012	5,607,405

Total Telecommunication Services		5,607,405

Total Common Stocks (94.8%) (Cost $564,586,843)		570,111,681

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (5.1%)
JPMorgan Chase Nassau 0.000%, 1/4/10 (Amortized Cost $30,623,929)	$30,623,929	$30,623,929

Total Investments (99.9%) (Cost/Amortized Cost $595,210,772)		600,735,610
Other Assets Less Liabilities (0.1%)		322,314

Net Assets (100%)		$601,057,924

*	Non-income producing.
†	Securities (totaling $3,663,475 or 0.6% of net assets) at fair value by management.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$134,189,170	$19,647,298	$—	$153,836,468
Consumer Staples	9,086,410	—	—	9,086,410
Energy	41,717,357	—	—	41,717,357
Financials	65,887,991	—	—	65,887,991
Health Care	52,414,313	—	3,663,475	56,077,788
Industrials	64,040,374	12,980,636	—	77,021,010
Information Technology	97,372,852	23,280,818	—	120,653,670
Materials	40,223,582	—	—	40,223,582
Telecommunication Services	5,607,405	—	—	5,607,405
Short-Term Investments	—	30,623,929	—	30,623,929

Total Assets	$510,539,454	$86,532,681	$3,663,475	$600,735,610

Total Liabilities	$—	$—	$—	$—

Total	$510,539,454	$86,532,681	$3,663,475	$600,735,610

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2009

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities - Health Care
Balance as of 12/31/08	$1,887,245
Total gains or losses (realized/unrealized) included in earnings	1,776,230
Purchases, sales, issuances, and settlements (net)	—
Transfers in and/or out of Level 3	—
Balance as of 12/31/09	$3,663,475
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/09.	$1,776,230

The Portfolio had no derivatives contracts during the year ended December 31, 2009.

Investment security transactions for the year ended December 31, 2009 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$230,952,605
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$129,610,374

As of December 31, 2009, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$72,879,425
Aggregate gross unrealized depreciation	(66,784,811)

Net unrealized appreciation	$6,094,614

Federal income tax cost of investments	$594,640,996

For the year ended December 31, 2009, the Portfolio incurred approximately $425 as brokerage commissions with BIDS Trading, L.P., $2,884 with Morgan Stanley & Co., Inc., and $3,858 with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $36,495,939 of which $20,518,785 expires in the year 2016, and $15,977,154 expires in the year 2017.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2009
ASSETS
Investments at value (Cost $595,210,772)	$600,735,610
Receivable from Separate Accounts for Trust shares sold	936,476
Dividends, interest and other receivables	195,173
Other assets	960

Total assets	601,868,219

LIABILITIES
Investment management fees payable	349,237
Payable to Separate Accounts for Trust shares redeemed	190,006
Distribution fees payable - Class IB	108,149
Administrative fees payable	53,737
Trustees’ fees payable	393
Accrued expenses	108,773

Total liabilities	810,295

NET ASSETS	$601,057,924

Net assets were comprised of:
Paid in capital	$635,530,285
Accumulated undistributed net investment income (loss)	551,244
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(40,548,613)
Unrealized appreciation (depreciation) on investments and foreign currency translations	5,525,008

Net assets	$601,057,924

Class IA
Net asset value, offering and redemption price per share, $79,442,385 / 6,074,203 shares outstanding (unlimited amount authorized: $0.01 par value) .	$13.08

Class IB
Net asset value, offering and redemption price per share, $521,615,539 / 40,153,539 shares outstanding (unlimited amount authorized: $0.01 par value) .	$12.99

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

INVESTMENT INCOME
Dividends (net of $70,976 foreign withholding tax)	$3,951,235
Interest	2,936

Total income	3,954,171

EXPENSES
Investment management fees	2,964,346
Distribution fees - Class IB	912,805
Administrative fees	463,184
Printing and mailing expenses	112,669
Custodian fees	74,500
Professional fees	24,680
Trustees’ fees	9,605
Miscellaneous	22,781

Gross expenses	4,584,570
Less: Waiver from investment advisor	(68,602)
Fees paid indirectly	(82,707)

Net expenses	4,433,261

NET INVESTMENT INCOME (LOSS)	(479,090)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(4,739,974)
Foreign currency transactions	(37,158)

Net realized gain (loss)	(4,777,132)

Change in unrealized appreciation (depreciation) on:
Securities	192,616,777
Foreign currency translations	39

Net change in unrealized appreciation (depreciation)	192,616,816

NET REALIZED AND UNREALIZED GAIN (LOSS)	187,839,684

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$187,360,594

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(479,090)	$(48,972)
Net realized gain (loss) on investments and foreign currency transactions	(4,777,132)	(34,967,767)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	192,616,816	(219,186,047)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	187,360,594	(254,202,786)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,094,310 and 2,986,983 shares, respectively ]	23,114,454	41,786,768
Capital shares repurchased [ (1,418,225) and (1,577,056) shares, respectively ]	(14,413,986)	(19,022,234)

Total Class IA transactions	8,700,468	22,764,534

Class IB
Capital shares sold [ 16,458,322 and 15,484,442 shares, respectively ]	178,780,949	199,946,117
Capital shares repurchased [ (7,228,833) and (8,686,856) shares, respectively ]	(74,387,167)	(109,435,194)

Total Class IB transactions	104,393,782	90,510,923

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	113,094,250	113,275,457

TOTAL INCREASE (DECREASE) IN NET ASSETS	300,454,844	(140,927,329)
NET ASSETS:
Beginning of year	300,603,080	441,530,409

End of year (a)	$601,057,924	$300,603,080

(a) Includes accumulated undistributed net investment income of	$551,244	$582,132

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				April 29, 2005* to December 31, 2005
Class IA	2009	2008	2007	2006
Net asset value, beginning of period	$8.31	$15.73	$13.58	$12.51	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01 (e)	0.03 (e)	0.17 (e)	0.05 (e)	(0.01	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.76	(7.45)	2.88	1.14	2.52

Total from investment operations	4.77	(7.42)	3.05	1.19	2.51

Less distributions:
Dividends from net investment income	—	—	(0.08)	(0.05)	—
Distributions from net realized gains	—	—	(0.82)	(0.07)	—

Total dividends and distributions	—	—	(0.90)	(0.12)	—

Net asset value, end of period	$13.08	$8.31	$15.73	$13.58	$12.51

Total return (b)	57.40%	(47.17)%	22.74%	9.50%	25.10%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$79,442	$44,837	$62,728	$137	$125
Ratio of expenses to average net assets:
After waivers (a)	0.85%	0.81%	0.80%	0.80%	0.80%
After waivers and fees paid indirectly (a)	0.83%	0.79%	0.79%	0.76%	0.77%
Before waivers and fees paid indirectly (a)	0.87%	0.87%	0.85%	0.90%	1.45%
Ratio of net investment income to average net assets:
After waivers (a)	0.08%	0.21%	1.07%	0.38%	(0.12)%
After waivers and fees paid indirectly (a)	0.10%	0.22%	1.07%	0.41%	(0.09)%
Before waivers and fees paid indirectly (a)	0.06%	0.15%	1.01%	0.27%	(0.77)%
Portfolio turnover rate	33%	28%	55%	64%	39%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$0.01	$0.01	$0.01	$0.05

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,							April 29, 2005* to December 31, 2005
Class IB	2009		2008		2007		2006
Net asset value, beginning of period	$8.27		$15.70		$13.56		$12.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(e)	(0.01	)(e)	0.06	(e)	0.01 (e)	(0.03	)(e)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.74		(7.42)		2.93		1.15	2.51

Total from investment operations	4.72		(7.43)		2.99		1.16	2.48

Less distributions:
Dividends from net investment income	—		—		(0.03)		(0.01)	—
Distributions from net realized gains	—		—		(0.82)		(0.07)	—

Total dividends and distributions	—		—		(0.85)		(0.08)	—

Net asset value, end of period	$12.99		$8.27		$15.70		$13.56	$12.48

Total return (b)	57.07%		(47.32)%		22.38%		9.33%	24.80%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$521,616		$255,766		$378,803		$139,188	$49,826
Ratio of expenses to average net assets:
After waivers (a)	1.10%		1.06%		1.05%		1.05%	1.05%
After waivers and fees paid indirectly (a)	1.08%		1.04%		1.04	%(c)	1.01%	1.02%
Before waivers and fees paid indirectly (a)	1.12%		1.12%		1.10	%(c)	1.15%	1.70%
Ratio of net investment income to average net assets:
After waivers (a)	(0.17)%		(0.06)%		0.39%		0.06%	(0.37)%
After waivers and fees paid indirectly (a)	(0.15)%		(0.05)%		0.41%		0.10%	(0.34)%
Before waivers and fees paid indirectly (a)	(0.19)%		(0.12)%		0.33%		(0.04)%	(1.02)%
Portfolio turnover rate	33%		28%		55%		64%	39%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$—	#	$0.01		$0.01		$0.01	$0.05

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expense.
(e)	Net investment income per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

Note 1	Organization and Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware business trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company with fifty-two diversified portfolios and thirteen non-diversified portfolios (each a “Portfolio”). The non-diversified Portfolios are: EQ/GAMCO Mergers and Acquisitions Portfolio, AXA Tactical Manager 400 Portfolio-I, AXA Tactical Manager 500 Portfolio-I, AXA Tactical Manager 2000 Portfolio-I, AXA Tactical Manager International Portfolio-I, AXA Tactical Manager 400 Portfolio-II, AXA Tactical Manager 500 Portfolio-II, AXA Tactical Manager 2000 Portfolio-II, AXA Tactical Manager International Portfolio-II, AXA Tactical Manager 400 Portfolio-III, AXA Tactical Manager 500 Portfolio-III, AXA Tactical Manager 2000 Portfolio-III, and the AXA Tactical Manager International Portfolio-III. At December 31, 2009, AXA Tactical Manager 400 Portfolio-III, AXA Tactical Manager 500 Portfolio-III, AXA Tactical Manager 2000 Portfolio-III, and AXA Tactical Manager International Portfolio-III are not operational.

On April 30, 2009, AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”), an indirect wholly-owned subsidiary of AXA, contributed $100,000 in seed capital into Class IB of each of the following new portfolios: AXA Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio, AXA Balanced Strategy Portfolio, AXA Moderate Growth Strategy Portfolio, and AXA Growth Strategy Portfolio (each an “AXA Strategy Portfolio”; together, the “AXA Strategy Portfolios”).

On May 27, 2009, AXA Equitable contributed $100,000 in seed capital into Class IA of each of the following new portfolios: AXA Tactical Manager 400 Portfolio-I, AXA Tactical Manager 500 Portfolio-I, AXA Tactical Manager 2000 Portfolio-I, and AXA Tactical Manager International Portfolio-I. On August 28, 2009, AXA Equitable contributed $100,000 in seed capital into Class IA of each of the following new Portfolios: AXA Tactical Manager 400 Portfolio-II, AXA Tactical Manager 500 Portfolio-II, AXA Tactical Manager 2000 Portfolio-II, AXA Tactical Manager International Portfolio-II (each a “Tactical Portfolio”; together, the “Tactical Portfolios”).

On October 29, 2009, AXA Equitable contributed $10,000 in seed capital into Class IB of each of the following portfolios: AXA Tactical Manager 400 Portfolio-I, AXA Tactical Manager 500 Portfolio-I, AXA Tactical Manager 2000 Portfolio-I, and AXA Tactical Manager International Portfolio-I. On the same date, AXA Equitable contributed $10,000 in seed capital into Class IA of All Asset Allocation Portfolio.

On September 11, 2009, AXA Equitable contributed $10,000 in seed capital into Class IA of each of the following portfolios: AXA Balanced Strategy Portfolio and AXA Growth Strategy Portfolio.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect that risk of loss to be remote.

Each of the investment sub-advisers (each an “Adviser”) independently chooses and maintains a portfolio of securities for its Portfolios.

The All Asset Allocation Portfolio is a type of mutual fund often described as a “fund of funds” mutual fund. The Portfolio pursues its investment objective by investing exclusively in other mutual funds managed by AXA Equitable and other unaffiliated investment companies.

The EQ/Franklin Templeton Allocation Portfolio and the AXA Strategy Portfolios are types of mutual funds often described as “fund of funds.” The Portfolios pursue their investment objective by investing exclusively in other affiliated mutual funds managed by AXA Equitable.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

The EQ/International ETF Portfolio is a type of mutual fund often described as a “fund of funds” mutual fund. The Portfolio pursues its investment objective by investing exclusively in other unaffiliated investment companies.

The EQ/International Core PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Global Bond PLUS, and EQ/Equity Growth PLUS (each a “PLUS Portfolio”; together, the “PLUS Portfolios”), and the EQ/Franklin Core Balanced Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/Templeton Global Equity Portfolio, EQ/Global Multi-Sector Equity Portfolio, and the Tactical Portfolios employ multiple Advisers (together the “Multiadviser Portfolios”). Each of the Advisers independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some market conditions, one Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity or fixed income markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs, and have higher portfolio turnover, than would be the case if a single Adviser were managing the entire Portfolio.

The Trust has the right to issue two classes of shares, Class IA and Class IB. As of and during the year ended December 31, 2009, the Trust had Class IB shares outstanding for each Portfolio except for the AXA Tactical Manager 400 Portfolio-II, AXA Tactical Manager 500 Portfolio-II, AXA Tactical Manager 2000 Portfolio-II and AXA Tactical Manager International Portfolio-II. In addition, as of and during the year ended December 31, 2009, the Trust had Class IA shares outstanding for certain Portfolios as shown in the Statement of Assets and Liabilities. The Class IB shares are subject to distribution fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, both classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401k Plan. Shares also may be sold to other tax-qualified retirement plans, to other series of the Trust and to series of AXA Premier VIP Trust, a separate registered investment company managed by AXA Equitable that currently sells its shares to accounts and plans. The AXA Equitable 401k Plan is the primary shareholder of Class IA for EQ/Equity Growth PLUS Portfolio.

The investment objectives of each Portfolio are as follows:

All Asset Allocation Portfolio — Seeks long-term capital appreciation and current income.

AXA Conservative Strategy Portfolio — Seeks a high level of current income.

AXA Conservative Growth Strategy Portfolio — Seeks current income and growth of capital, with a greater emphasis on current income.

AXA Balanced Strategy Portfolio — Seeks long-term capital appreciation and current income.

AXA Moderate Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with greater emphasis on capital appreciation.

AXA Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with greater emphasis on capital appreciation.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

EQ/Franklin Templeton Allocation Portfolio (formerly EQ/Franklin Templeton Founding Strategy Portfolio and EQ/AXA Franklin Templeton Founding Strategy Core Portfolio) — Primarily seeks capital appreciation and secondarily seeks income.

EQ/International ETF Portfolio — Seeks long-term capital appreciation.

AXA Tactical Manager 500 Portfolio-I (advised by AXA Equitable, BlackRock Investment Management LLC (“BlackRock”) and AllianceBernstein L.P. (“AllianceBernstein”) (an affiliate of AXA Equitable)) — Seeks a total return that is comparable to that of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) by investing in a combination of long and short positions based on securities included in the S&P 500.

AXA Tactical Manager 500 Portfolio-II (advised by AXA Equitable, BlackRock and AllianceBernstein) — Seeks a total return that is comparable to that of the S&P 500 by investing in a combination of long and short positions based on securities included in the S&P 500.

AXA Tactical Manager 500 Portfolio-III (advised by AXA Equitable, BlackRock and AllianceBernstein) — Seeks a total return that is comparable to that of the S&P 500 by investing in a combination of long and short positions based on securities included in the S&P 500.

AXA Tactical Manager 400 Portfolio-I (advised by AXA Equitable, BlackRock and AllianceBernstein) — Seeks a total return that is comparable to that of the Standard & Poor’s MidCap 400 Index (“S&P 400”) by investing in a combination of long and short positions based on securities included in the S&P 400.

AXA Tactical Manager 400 Portfolio-II (advised by AXA Equitable, BlackRock and AllianceBernstein) — Seeks a total return that is comparable to that of the S&P 400 by investing in a combination of long and short positions based on securities included in the S&P 400.

AXA Tactical Manager 400 Portfolio-III (advised by AXA Equitable, BlackRock and AllianceBernstein) — Seeks a total return that is comparable to that of the S&P 400 by investing in a combination of long and short positions based on securities included in the S&P 400.

AXA Tactical Manager 2000 Portfolio-I (advised by AXA Equitable, BlackRock and AllianceBernstein) — Seeks a total return that is comparable to that of the Russell® 2000 Index by investing in a combination of long and short positions based on securities included in the Russell® 2000 Index.

AXA Tactical Manager 2000 Portfolio-II (advised by AXA Equitable, BlackRock and AllianceBernstein) — Seeks a total return that is comparable to that of the Russell® 2000 Index by investing in a combination of long and short positions based on securities included in the Russell® 2000 Index.

AXA Tactical Manager 2000 Portfolio-III (advised by AXA Equitable, BlackRock and AllianceBernstein) — Seeks a total return that is comparable to that of the Russell® 2000 Index by investing in a combination of long and short positions based on securities included in the Russell® 2000 Index.

AXA Tactical Manager International Portfolio-I (advised by AXA Equitable, BlackRock and AllianceBernstein) — Seeks a total return that is comparable to that of the Morgan Stanley Capital International (“MSCI”) EAFE Index or a combination of the ASX SPI 200 Index, Dow Jones EURO STOXX 50 Index®, FTSE 100 Index and the Tokyo Stock Price Index (collectively, the “Indices”) by investing in a combination of long and short positions based on securities included in the MSCI EAFE or the Indices.

AXA Tactical Manager International Portfolio-II (advised by AXA Equitable, BlackRock and AllianceBernstein) — Seeks a total return that is comparable to that of the MSCI EAFE Index or a combination of the Indices by investing in a combination of long and short positions based on securities included in the MSCI EAFE or the Indices.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

AXA Tactical Manager International Portfolio-III (advised by AXA Equitable, BlackRock and AllianceBernstein) — Seeks a total return that is comparable to that of the MSCI EAFE Index or a combination of the Indices by investing in a combination of long and short positions based on securities included in the MSCI EAFE or the Indices.

EQ/AllianceBernstein International Portfolio (advised by AllianceBernstein) — Seeks to achieve long-term growth of capital.

EQ/AllianceBernstein Small Cap Growth Portfolio (advised by AllianceBernstein) — Seeks to achieve long-term growth of capital.

EQ/AXA Franklin Small Cap Value Core Portfolio (formerly EQ/Franklin Small Cap Value Portfolio) (advised by BlackRock and Franklin Advisory Services, LLC) — Seeks to achieve long-term total return.

EQ/BlackRock Basic Value Equity Portfolio (advised by BlackRock) — Seeks to achieve capital appreciation and, secondarily, income.

EQ/BlackRock International Value Portfolio (advised by BlackRock International Limited) — Seeks to provide current income and long-term growth of income, accompanied by growth of capital.

EQ/Boston Advisors Equity Income Portfolio (advised by Boston Advisors, LLC) — Seeks to achieve a combination of growth and income to achieve an above-average and consistent total return.

EQ/Calvert Socially Responsible Portfolio (advised by Calvert Asset Management Company, Inc. and Bridgeway Capital Management, Inc.) — Seeks to achieve long-term capital appreciation.

EQ/Capital Guardian Growth Portfolio (advised by Capital Guardian Trust Company (“Capital Guardian”)) — Seeks to achieve long-term growth of capital.

EQ/Capital Guardian Research Portfolio (advised by Capital Guardian) — Seeks to achieve long-term growth of capital.

EQ/Common Stock Index Portfolio (advised by AllianceBernstein) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000® Index.

EQ/Core Bond Index Portfolio (advised by SSgA Funds Management, Inc. (“SSgA FM”)) — Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital U.S. Aggregate Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Barclays Capital U.S. Aggregate Bond Index.

EQ/Davis New York Venture Portfolio (advised by Davis Selected Advisers, L.P.) — Seeks to achieve long-term growth of capital.

EQ/Equity 500 Index Portfolio (advised by AllianceBernstein) — Seeks to achieve a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

EQ/Equity Growth PLUS Portfolio (formerly EQ/Focus PLUS Portfolio) (advised by AXA Equitable, BlackRock Capital Management, Inc. and SSgA FM) — Seeks to achieve long-term growth of capital.

EQ/Evergreen Omega Portfolio (advised by Evergreen Investment Management Company, LLC (“Evergreen”)) — Seeks to achieve long-term capital growth.

EQ/Franklin Core Balanced Portfolio (formerly EQ/AXA Franklin Income Core Portfolio) (advised by BlackRock and Franklin Advisers, Inc.) — Seeks to maximize income while maintaining prospects for capital appreciation.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

EQ/GAMCO Mergers and Acquisitions Portfolio (advised by GAMCO Asset Management, Inc. (“GAMCO”))— Seeks to achieve capital appreciation.

EQ/GAMCO Small Company Value Portfolio (advised by GAMCO) — Seeks to maximize capital appreciation.

EQ/Global Bond PLUS Portfolio (advised by AXA Equitable, Evergreen, First International Fund Advisers, LLC and BlackRock) — Seeks to achieve capital growth and current income.

EQ/Global Multi-Sector Equity Portfolio (advised by BlackRock and Morgan Stanley Investment Management, Inc. (“MSIM”)) — Seeks to achieve long-term capital appreciation.

EQ/Intermediate Government Bond Index Portfolio (formerly EQ/AllianceBernstein Intermediate Government Securities Portfolio) (advised by SSgA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays Capital Intermediate Government Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Barclays Capital Intermediate Government Bond Index.

EQ/International Core PLUS Portfolio (advised by AXA Equitable, Wentworth Hauser and Violich, Inc., Hirayama Investments, LLC and SSgA FM) — Seeks to achieve long-term growth of capital.

EQ/International Growth Portfolio (advised by MFS Investment Management) — Seeks to achieve capital appreciation.

EQ/JPMorgan Value Opportunities Portfolio (advised by JPMorgan Investment Management Inc.) — Seeks to achieve long-term capital appreciation.

EQ/Large Cap Core PLUS Portfolio (advised by AXA Equitable, Institutional Capital LLC and SSgA FM) — Seeks to achieve long-term growth of capital with a secondary objective to seek reasonable current income (i.e. moderate income).

EQ/Large Cap Growth Index Portfolio (advised by AllianceBernstein) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000® Growth Index.

EQ/Large Cap Growth PLUS Portfolio (advised by AXA Equitable, Marsico and SSgA FM) — Seeks to provide long-term capital growth.

EQ/Large Cap Value Index Portfolio (advised by SSgA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000® Value Index.

EQ/Large Cap Value PLUS Portfolio (advised by AllianceBernstein and AXA Equitable) — Seeks to achieve capital appreciation.

EQ/Lord Abbett Growth and Income Portfolio (advised by Lord Abbett & Co. LLC (“Lord Abbett”)) — Seeks to achieve capital appreciation and growth of income without excessive fluctuation in market value.

EQ/Lord Abbett Large Cap Core Portfolio (advised by Lord Abbett) — Seeks to achieve capital appreciation and growth of income with reasonable risk.

EQ/Mid Cap Index Portfolio (advised by SSgA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the S&P Mid Cap 400 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P Mid Cap 400 Index.

EQ/Mid Cap Value PLUS Portfolio (advised by AXA Equitable, Wellington Management Company, LLP and SSgA FM) — Seeks to achieve long-term capital appreciation.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

EQ/Money Market Portfolio (advised by The Dreyfus Corporation) — Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

EQ/Montag & Caldwell Growth Portfolio (advised by Montag & Caldwell, Inc.) — Seeks to achieve capital appreciation.

EQ/Mutual Large Cap Equity Portfolio (formerly EQ/AXA Mutual Shares Core Portfolio) (advised by BlackRock and Franklin Mutual Advisers, LLC) — Seeks to achieve capital appreciation which may occasionally be short-term, and, secondarily, income.

EQ/Oppenheimer Global Portfolio (advised by OppenheimerFunds, Inc.) — Seeks to achieve capital appreciation.

EQ/PIMCO Ultra Short Bond Portfolio (formerly EQ/PIMCO Real Return Portfolio) (advised by Pacific Investment Management Company, LLC) — Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

EQ/Quality Bond PLUS Portfolio (advised by AXA Equitable, AllianceBernstein, and SSgA FM) — Seeks to achieve high current income consistent with moderate risk to capital.

EQ/Small Company Index Portfolio (advised by AllianceBernstein) — Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000® Index.

EQ/T. Rowe Price Growth Stock Portfolio (advised by T. Rowe Price Associates, Inc.) — Seeks to achieve long-term capital appreciation and secondarily, income.

EQ/Templeton Global Equity Portfolio (formerly EQ/AXA Templeton Growth Core Portfolio) (advised by BlackRock and Templeton Global Advisors Limited) — Seeks to achieve long-term capital growth.

EQ/UBS Growth and Income Portfolio (advised by UBS Global Asset Management (Americas) Inc.) — Seeks to achieve total return through capital appreciation with income as a secondary consideration.

EQ/Van Kampen Comstock Portfolio (advised by MSIM) — Seeks to achieve capital growth and income.

EQ/Van Kampen Mid Cap Growth Portfolio (advised by MSIM) — Seeks to achieve capital growth.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

The Portfolios are subject to the provisions of FASB Accounting Standards Codification TM (“ASC”), “Fair Value Measurements and Disclosure” (ASC 820). This standard defines fair value, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are summarized below:

•	Level 1 - quoted prices in active markets for identical assets

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2009 is included in the Portfolio of Investments.

Equity securities listed on national securities exchanges are valued at the last sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ Stock Market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities.

Options are valued at their last sale price, or if not available, at the previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

Corporate bonds and notes may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities, including foreign government securities, not traded directly, or in American Depository Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee, who will value the assets in good faith pursuant to procedures adopted by the Board of Trustees of the Trust. Such procedures may include the use of assumptions and inputs including, but not limited to, acquisition price, future cash flows, estimated risk premiums, duration and broker quotations for comparable securities. These securities and other financial instruments may be classified as Level 2 or 3 depending on the significance of the inputs that are not observable.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost provided that certain conditions are met, including that the Portfolio’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Portfolio. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Investments in the All Asset Allocation Portfolio are valued based on the net asset value per share of each underlying fund, as described above for securities held by such underlying funds. In addition, underlying investment companies traded on a securities exchange in the All Asset Allocation Portfolio are valued based on the official closing price or last sale on the date of valuation.

Investments in the EQ/Franklin Templeton Allocation Portfolio and the AXA Strategy Portfolios are valued based on the net asset value per share of each underlying open-end fund.

Investments in the EQ/International ETF Portfolio are valued based on the official closing price of the underlying investment companies on the date of valuation.

Investments in Exchange Traded Funds (ETFs) are valued based on last sale or official closing price.

Investments in shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

Pursuant to procedures approved by the Trustees, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected, as by a method approved by the Trustees, in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. The value and percentage, based on Total Investments, of the investments that applied these procedures on December 31, 2009 are as follows:

Portfolios:	Market Value	Percentage of Total Investments*
EQ/AllianceBernstein International	$2,050,068,115	97.1%
EQ/AXA Tactical Manager International-I	39,542,147	71.9
EQ/AXA Tactical Manager International-II	1,263,128,239	93.4
EQ/BlackRock International Value	1,489,017,047	95.0
EQ/Davis New York Venture	27,874,500	7.0
EQ/Franklin Core Balanced	11,959,769	1.0
EQ/GAMCO Mergers & Acquisitions	7,022,053	3.9
EQ/GAMCO Small Company Value	18,610,826	1.3
EQ/Global Multi- Sector Equity	1,301,922,470	54.2
EQ/International Core PLUS	900,048,846	67.2
EQ/International Growth	659,369,088	87.0
EQ/Mid Cap Value PLUS	27,150,053	1.4
EQ/Mutual Large Cap Equity	120,303,625	16.4
EQ/Oppenheimer Global	108,700,733	56.5
EQ/T. Rowe Price Growth Stock	19,040,433	3.2
EQ/Templeton Global Equity	360,050,913	51.1
EQ/Van Kampen Mid Cap Growth	55,908,752	9.3

*	excluding Investments of Cash Collateral for Securities on Loan.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) is accrued daily. The Trust records gains and losses realized on prepayments received on mortgage-backed securities in interest income.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities are presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year, the Portfolios did not incur any interest or penalties. Each of the tax years in the four year period ended December 31, 2009 remain subject to examination by the Internal Revenue Service and state taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios (EQ/Money Market Portfolio declares and distributes daily). Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences are primarily due to differing book and tax treatments for derivative transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies, investments in Real Estate Investment Trusts, post-October losses, paydowns, mergers and affiliated fund of fund investments. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting purposes but are considered ordinary income for tax purposes. Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. The tax composition of distributed and undistributed income and gains for the years ended December 31, 2009 and December 31, 2008, were as follows:

	Year Ended December 31, 2009				Year Ended December 31, 2008
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
All Asset Allocation	$8,835,217	$490,957	$779,742	$453,853	$8,246,414	$11,404,291	$—	$493,379
AXA Conservative Strategy	572,529	194	9,710	705	—	—	—	—
AXA Conservative Growth Strategy	883,984	1,659	—	1,356	—	—	—	—
AXA Balanced Strategy	1,452,346	5,013	—	1,604	—	—	—	—
AXA Moderate Growth Strategy	2,948,900	12,776	—	4,873	—	—	—	—
AXA Growth Strategy	2,200,164	8,654	—	8,522	—	—	—	—
AXA Tactical Manager 500-I	344,878	—	1,767,195	2,345,334	—	—	—	—
AXA Tactical Manager 500-II	15,271,875	—	64,582,497	61,398,933	—	—	—	—
AXA Tactical Manager 400-I	—	—	202,580	258,161	—	—	—	—
AXA Tactical Manager 400-II	2,243,188	—	11,855,620	18,119,185	—	—	—	—
AXA Tactical Manager 2000-I	19,166	—	495,237	574,549	—	—	—	—
AXA Tactical Manager 2000-II	810,615	—	13,503,475	16,295,882	—	—	—	—
AXA Tactical Manager International-I	502,510	38,222	1,082,137	10,813	—	—	—	—
AXA Tactical Manager International-II	1,800,764	—	11,160,806	—	—	—	—	—
EQ/Franklin Templeton Allocation	29,155,022	—	—	—	53,197,399	2,156	—	—
EQ/International ETF†	36,571,469	—	191,930	—	1,265,032	3,941	—	—
EQ/AllianceBernstein International	47,659,488	—	1,555,693	—	72,661,663	44,047,591	529,313	—
EQ/AllianceBernstein Small Cap Growth	1,134,130	—	—	—	1,497,883	—	61,931	—
EQ/AXA Franklin Small Cap Value Core	3,507,163	—	87,985	—	4,425,841	—	81,202	—
EQ/BlackRock Basic Value Equity	40,896,455	—	—	—	70,861,791	17,653,339	2,516,793	—
EQ/BlackRock International Value	28,873,094	—	1,709,381	—	86,330,214	26,258,283	622,944	—
EQ/Boston Advisors Equity Income	18,821,030	—	730,413	—	15,622,546	4,521,030	—	—
EQ/Calvert Socially Responsible	161,981	—	35,180	—	246,900	1,147,113	25,857	—
EQ/Capital Guardian Growth	1,025,617	—	74,611	—	716,507	—	17,216	—
EQ/Capital Guardian Research	12,119,461	—	108,209	—	14,237,767	26,103,370	—	—

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

	Year Ended December 31, 2009				Year Ended December 31, 2008
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
EQ/Common Stock Index	$84,112,469	$—	$170,197	$—	$110,787,435	$—	$551,290	$—
EQ/Core Bond Index	104,931,740	—	1,806,449	—	58,833,813	—	1,859,725	—
EQ/Davis New York Venture	5,709,092	—	488,467	—	8,661,633	—	—	—
EQ/Equity 500 Index	49,670,956	6,736,224	42,239	—	58,377,323	26,593,407	200,397	6,940,256
EQ/Equity Growth PLUS†	14,775,858	—	1,028,956	—	24,507,149	35,588,975	—	—
EQ/Evergreen Omega†	481,534	—	53,444	—	1,016,136	3,166,794	—	—
EQ/Franklin Core Balanced	58,733,926	—	468,605	—	70,447,974	—	183,962	—
EQ/GAMCO Mergers and Acquisitions	820,699	—	—	—	6,481,565	722,437	819,431	—
EQ/GAMCO Small Company Value	5,578,536	—	—	—	12,031,352	46,018,585	7,487	—
EQ/Global Bond PLUS	12,191,418	—	—	—	174,851,056	—	12,179,094	—
EQ/Global Multi-Sector Equity	27,031,467	—	630,077	—	60,464,379	92,286,277	806,534	—
EQ/Intermediate Government Bond Index	21,802,343	—	—	—	25,944,059	—	—	—
EQ/International Core PLUS†	35,829,925	—	709,956	—	51,663,682	17,275,993	—	—
EQ/International Growth	8,295,584	—	301,897	—	4,739,573	5,467,695	109,236	—
EQ/JPMorgan Value Opportunities	4,680,678	—	91,246	—	7,886,573	4,675,722	66,215	—
EQ/Large Cap Core PLUS	24,416,756	—	684,723	—	9,315,278	—	—	—
EQ/Large Cap Growth Index	22,575,273	—	1,275,634	—	882,091	—	84,593	—
EQ/Large Cap Growth PLUS	20,349,706	—	362,570	—	9,860,857	—	519,336	—
EQ/Large CapValue Index	9,644,948	—	—	—	2,141,586	4,037,210	6,502	—
EQ/Large Cap Value PLUS	81,932,243	—	—	—	126,056,375	—	161,862	—
EQ/Lord Abbett Growth and Income	1,130,028	—	61,048	—	2,881,235	475,188	—	—
EQ/Lord Abbett Large Cap Core	1,067,538	—	136,922	—	1,532,513	477,657	—	—
EQ/Mid Cap Index	11,188,684	—	197,144	—	12,059,010	13,760,762	15,640	—
EQ/Mid Cap Value PLUS	18,513,522	—	1,133,614	—	18,189,525	—	—	—
EQ/Money Market	2,600,701	—	—	—	52,627,897	—	—	—
EQ/Montag & Caldwell Growth	1,288,527	—	12,452	—	776,690	—	—	—
EQ/Mutual Large Cap Equity	2,370,954	—	1,668,849	—	29,773,146	—	—	—
EQ/Oppenheimer Global	939,385	—	169,354	—	1,824,008	165,241	—	—
EQ/PIMCO Ultra Short Bond	35,084,594	700,516	229,618	—	165,032,969	11,633,576	5,612,569	698,716
EQ/Quality Bond PLUS	104,111,881	—	—	—	76,578,291	—	8,522,832	—
EQ/Small Company Index^	8,752,980	—	—	—	7,695,453	66,544,034	278,726	—
EQ/T. Rowe Price Growth Stock	15,251	—	16,587	—	19,988	104,209	15,143	—
EQ/Templeton Global Equity	10,468,751	—	160,681	—	12,523,730	—	—	—
EQ/UBS Growth and Income	1,007,734	—	—	—	2,005,490	—	—	—
EQ/Van Kampen Comstock	3,069,498	—	193,059	—	5,593,660	2,143,340	98,127	—
EQ/Van Kampen Mid Cap Growth	—	—	—	—	—	—	—	—

^	Additionally, the following Portfolio had a Return of Capital during the year ended December 31, 2009:

Portfolio:	Return of Capital
EQ/Small Company Index	$804,527

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

†	Additionally, the following Portfolios had a Return of Capital during the year ended December 31, 2008:

Portfolios:	Return of Capital
EQ/International ETF	$1,013,614
EQ/Equity Growth PLUS	4,488,097
EQ/Evergreen Omega	131,371
EQ/International Core PLUS	3,067,572

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2009 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
All Asset Allocation	$8,980	$110,972	$(119,952)
AXA Conservative Strategy	5,426	(5,142)	(284)
AXA Conservative Growth Strategy	16,089	(15,671)	(418)
AXA Balanced Strategy	36,962	(36,275)	(687)
AXA Moderate Growth Strategy	94,327	(92,801)	(1,526)
AXA Growth Strategy	97,518	(96,639)	(879)
EQ/Franklin Templeton Allocation	18,147	—	(18,147)
EQ/International ETF	255,334	(445,019,394)	444,764,060
AXA Tactical Manager 500-I	—	—	—
AXA Tactical Manager 500-II	—	—	—
AXA Tactical Manager 400-I	—	—	—
AXA Tactical Manager 400-II	—	—	—
AXA Tactical Manager 2000-I	1	(1)	—
AXA Tactical Manager 2000-II	—	—	—
AXA Tactical Manager International I	286,009	(286,009)	—
AXA Tactical Manager International II	(721,424)	721,422	2
EQ/AllianceBernstein International	3,485,488	(3,485,488)	—
EQ/AllianceBernstein Small Cap Growth	(301,258)	1,688,967	(1,387,709)
EQ/AXA Franklin Small Cap Value Core	(4,182)	(30)	4,212
EQ/BlackRock Basic Value Equity	8,982	—	(8,982)
EQ/BlackRock International Value	1,847,038	(1,847,038)	—
EQ/Boston Advisors Equity Income	261,994	(215,216)	(46,778)
EQ/Calvert Socially Responsible	—	—	—
EQ/Capital Guardian Growth	—	15,778,664	(15,778,664)
EQ/Capital Guardian Research	(118,164)	223,490	(105,326)
EQ/Common Stock Index	(501,314)	(16,555,426)	17,056,740
EQ/Core Bond Index	8,769,385	(140,215,473)	131,446,088
EQ/Davis New York Venture	(100,225)	100,225	—
EQ/Equity 500 Index	(308,803)	308,803	—
EQ/Equity Growth PLUS	(4,429,724)	6,287,282	(1,857,558)
EQ/Evergreen Omega	—	(4)	4
EQ/Franklin Core Balanced	1,192,237	(1,192,240)	3
EQ/GAMCO Mergers and Acquisitions	697,184	21,583	(718,767)
EQ/GAMCO Small Company Value	115,895	10,148	(126,043)
EQ/Global Bond PLUS	6,738,333	58,334,050	(65,072,383)
EQ/Global Multi-Sector Equity	3,585,858	(3,585,860)	2
EQ/Intermediate Government Bond Index	29,260	(1,264,520)	1,235,260
EQ/International Core PLUS	3,112,058	248,810,198	(251,922,256)
EQ/International Growth	(8,947)	97,182	(88,235)
EQ/JPMorgan Value Opportunities	(80,951)	299,849	(218,898)
EQ/Large Cap Core PLUS	(8,921)	(252,497,887)	252,506,808
EQ/Large Cap Growth Index	(6,172)	(381,802,997)	381,809,169

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
EQ/Large Cap Growth PLUS	$(210,783)	$88,350,732	$(88,139,949)
EQ/Large Cap Value Index	122,268	(159,207,335)	159,085,067
EQ/Large Cap Value PLUS	141,345	—	(141,345)
EQ/Lord Abbett Growth and Income	2	—	(2)
EQ/Lord Abbett Large Cap Core	—	—	—
EQ/Mid Cap Index	(139,966)	(68,299,262)	68,439,228
EQ/Mid Cap Value PLUS	(240,738)	(431,746,644)	431,987,382
EQ/Money Market	138,887	68,001	(206,888)
EQ/Montag & Caldwell Growth	—	2,496,503	(2,496,503)
EQ/Mutual Large Cap Equity	(5,191,704)	5,197,509	(5,805)
EQ/Oppenheimer Global	(59,734)	59,734	—
EQ/PIMCO Ultra Short Bond	16,812,753	(161,141,966)	144,329,213
EQ/Quality Bond PLUS	6,394,218	(28,140,888)	21,746,670
EQ/Small Company Index	(111,308)	30,471,953	(30,360,645)
EQ/T. Rowe Price Growth Stock	960,192	(960,192)	—
EQ/Templeton Global Equity	373,223	(373,223)	—
EQ/UBS Growth and Income	1,432	—	(1,432)
EQ/Van Kampen Comstock	—	—	—
EQ/Van Kampen Mid Cap Growth	448,202	45,490	(493,692)

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the period from November 1, 2009 to December 31, 2009, the Portfolios elected to defer until the first business day of 2010 for U.S. Federal income tax purposes net capital and net currency losses as stated below:

Portfolios:	Net Currency Loss	Net Capital Loss
All Asset Allocation	$—	$—
AXA Conservative Strategy	—	—
AXA Conservative Growth Strategy	—	—
AXA Balanced Strategy	—	—
AXA Moderate Growth Strategy	—	—
AXA Growth Strategy	—	—
EQ/Franklin Templeton Allocation	—	—
EQ/International ETF	—	—
AXA Tactical Manager 500-I	—	—
AXA Tactical Manager 500-II	—	—
AXA Tactical Manager 400-I	—	—
AXA Tactical Manager 400-II	—	—
AXA Tactical Manager 2000-I	—	—
AXA Tactical Manager 2000-II	—	—
AXA Tactical Manager International-I	363,416	—
AXA Tactical Manager International-II	587,404	—
EQ/AllianceBernstein International	—	4,576,772
EQ/AllianceBernstein Small Cap Growth	—	6,743,064
EQ/AXA Franklin Small Cap Value Core	—	—
EQ/BlackRock Basic Value Equity	—	—
EQ/BlackRock International Value	—	14,597,532
EQ/Boston Advisors Equity Income	—	574,039
EQ/Calvert Socially Responsible	—	140,782
EQ/Capital Guardian Growth	—	2,976,792
EQ/Capital Guardian Research	—	—

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Portfolios:	Net Currency Loss	Net Capital Loss
EQ/Common Stock Index	$—	$—
EQ/Core Bond Index	—	213,104
EQ/Davis New York Venture	631	5,844,902
EQ/Equity 500 Index	—	4,332,454
EQ/Equity Growth PLUS	—	—
EQ/Evergreen Omega	—	210,963
EQ/Franklin Core Balanced	—	—
EQ/GAMCO Mergers & Acquisitions	366	1,513
EQ/GAMCO Small Company Value	164	3,159,773
EQ/Global Bond PLUS	3,379,154	—
EQ/Global Multi-Sector Equity	—	—
EQ/Intermediate Government Bond Index	—	—
EQ/International Core PLUS	460,371	1,056,464
EQ/International Growth	56,607	271,864
EQ/JPMorgan Value Opportunities	—	187,054
EQ/Large Cap Core PLUS	—	—
EQ/Large Cap Growth Index	—	—
EQ/Large Cap Growth PLUS	—	—
EQ/Large Cap Value Index	—	2,588,393
EQ/Large Cap Value PLUS	—	12,733,777
EQ/Lord Abbett Growth & Income	—	—
EQ/Lord Abbett Large Cap Core	—	1,112,910
EQ/Mid Cap Index	—	—
EQ/Mid Cap Value PLUS	3,074	25,853,553
EQ/Money Market	—	—
EQ/Montag & Caldwell Growth	—	—
EQ/Mutual Large Cap Equity	—	4,218,903
EQ/Oppenheimer Global	—	—
EQ/PIMCO Ultra Short Bond	—	3,883,467
EQ/Quality Bond PLUS	498,574	—
EQ/Small Company Index	—	—
EQ/T. Rowe Price Growth Stock	2,914	1,957,930
EQ/Templeton Global Equity	—	1,498,879
EQ/UBS Growth & Income	—	2,305,588
EQ/Van Kampen Comstock	—	—
EQ/Van Kampen Mid Cap Growth	31,338	4,039,904

Fees Paid Indirectly:

For all Portfolios, the Trustees have approved the payment of certain Trust expenses using brokerage recapture arrangements. These payments are reflected in the Statements of Operations. For the year ended December 31, 2009, certain Portfolios reduced expenses under these arrangements as follows:

Portfolios:	Amount
EQ/AllianceBernstein International	$5,760
EQ/AllianceBernstein Small Cap Growth	81,494
EQ/AXA Franklin Small Cap Value Core	668,555
EQ/BlackRock Basic Value Equity	290,685
EQ/Capital Guardian Growth	25,339
EQ/Capital Guardian Research	128,363
EQ/Davis New York Venture	281,678
EQ/Equity Growth PLUS	1,373,055

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Portfolios:	Amount
EQ/Evergreen Omega	$44,196
EQ/Franklin Core Balanced	592,774
EQ/GAMCO Mergers and Acquisitions	25,224
EQ/GAMCO Small Company Value	171,310
EQ/Global Multi- Sector Equity	1,321,481
EQ/International Core PLUS	95,882
EQ/Large Cap Core PLUS	403,705
EQ/Large Cap Growth Index	1,354
EQ/Large Cap Growth PLUS	63,885
EQ/Large Cap Value Index	46,055
EQ/Large Cap Value PLUS	198,419
EQ/Lord Abbett Growth and Income	31,106
EQ/Lord Abbett Large Cap Core	14,832
EQ/Mid Cap Index	141,501
EQ/Mid Cap Value PLUS	1,951,508
EQ/Montag & Caldwell Growth	94,299
EQ/Mutual Large Cap Equity	716,951
EQ/Templeton Global Equity	486,602
EQ/UBS Growth and Income	43,273
EQ/Van Kampen Comstock	52,369
EQ/Van Kampen Mid Cap Growth	82,707

Securities Lending:

For all Portfolios (excluding Allocation Portfolios), the Trustees have approved the lending of portfolio securities, through JPMorgan Chase Bank N.A. (“JPMorgan Chase”), acting as lending agent. By lending investment securities, a Portfolio attempts to increase its net investment income through the return on the investment of cash collateral received on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned (or dividends declared during the term of the loan) would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of a Portfolio’s securities will generally be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan Chase will indemnify each Portfolio from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan Chase invests the cash collateral on behalf of the Portfolios and retains a portion of the investment return. The net amount earned by lending investment securities is included in the Statements of Operations as securities lending income. At December 31, 2009, the cash collateral received by each Portfolio for securities loaned was invested by JPMorgan Chase and is summarized in the Portfolio of Investments.

Repurchase Agreements:

Certain Portfolios may enter into repurchase agreements with qualified and Manager-approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Portfolio’s financial statements. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

Accounting for Derivative Instruments:

The Portfolios are subject to the provisions of ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”). ASC 815 requires disclosures about Portfolios’ derivative and hedging activities. Following is a description of how and why the Portfolios use derivative instruments, the type of derivatives utilized by the Portfolios during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Portfolios may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings. All open derivative positions at period end are reflected on each respective Portfolio’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Portfolio’s Portfolio of Investments.

Options Written:

Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Certain Portfolios may buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if they designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward commitments may result in market risk to the Portfolios that is greater than if the Portfolios had engaged solely in transactions that settle in the customary time.

Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Market and Credit Risk:

Written options, futures contracts, forward commitments and forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts and over-the-counter options are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

Note 2	Management of the Trust

The Trust has entered into three separate investment management agreements (the “Management Agreements”) with the Manager, AXA Equitable. With the exception of the All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio, EQ/International ETF Portfolio, and the AXA Strategy Portfolios, the Management Agreements state that the Manager will (i) have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) select and contract with the Advisers to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Advisers’ investment programs and results; (iv) oversee compliance by the Trust with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. With respect to the Management Agreements for the All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio, EQ/International ETF Portfolio, and the AXA Strategy Portfolios, the Management Agreements provide that the Manager will: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios and Underlying ETFs, as applicable, in which to invest and the appropriate allocations for each Portfolio; (iii) monitor the investment programs and results; (iv) apprise the Trust of developments materially affecting the Portfolios; (v) oversee compliance by the Portfolio with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. For the year ended December 31, 2009, for its services under the Management Agreements, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
All Asset Allocation	0.100% of average daily net assets
AXA Conservative Strategy	0.100% of average daily net assets
AXA Conservative Growth Strategy	0.100% of average daily net assets
AXA Balanced Strategy	0.100% of average daily net assets
AXA Moderate Growth Strategy	0.100% of average daily net assets
AXA Growth Strategy	0.100% of average daily net assets
EQ/Franklin Templeton Allocation	0.050% of average daily net assets
EQ/International ETF	0.400% of average daily net assets
AXA Tactical Manager 500 - I	0.450% of average daily net assets
AXA Tactical Manager 500 - II	0.450% of average daily net assets
AXA Tactical Manager 500 - III	0.450% of average daily net assets
AXA Tactical Manager 400 - I	0.450% of average daily net assets
AXA Tactical Manager 400 - II	0.450% of average daily net assets
AXA Tactical Manager 400 - III	0.450% of average daily net assets
AXA Tactical Manager 2000 - I	0.450% of average daily net assets
AXA Tactical Manager 2000 - II	0.450% of average daily net assets
AXA Tactical Manager 2000 - III	0.450% of average daily net assets
AXA Tactical Manager International - I	0.450% of average daily net assets
AXA Tactical Manager International - II	0.450% of average daily net assets
AXA Tactical Manager International - III	0.450% of average daily net assets
EQ/Common Stock Index	0.350% of average daily net assets
EQ/Core Bond Index	0.350% of average daily net assets
EQ/Equity 500 Index	0.250% of average daily net assets

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Portfolios:	Management Fee
EQ/Intermediate Government Bond Index	0.350% of average daily net assets
EQ/Large Cap Growth Index	0.350% of average daily net assets
EQ/Large Cap Value Index	0.350% of average daily net assets
EQ/Mid Cap Index	0.350% of average daily net assets
EQ/Small Company Index	0.250% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $400 Million	Next $400 Million	Thereafter
EQ/GAMCO Small Company Value	0.800%	0.750%	0.700%
EQ/T. Rowe Price Growth Stock	0.800%	0.750%	0.700%

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Money Market	0.350%	0.325%	0.280%	0.270%	0.250%
EQ/PIMCO Ultra Short Bond	0.500%	0.475%	0.450%	0.430%	0.420%

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/AllianceBernstein International	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AllianceBernstein Small Cap Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AXA Franklin Small Cap Value Core	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/BlackRock Basic Value Equity	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/BlackRock International Value	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Boston Advisors Equity Income	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Calvert Socially Responsible	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Capital Guardian Growth	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Capital Guardian Research	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Davis New York Venture	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Evergreen Omega	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Franklin Core Balanced	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/GAMCO Mergers and Acquisitions	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Global Multi-Sector Equity	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/International Growth	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/JPMorgan Value Opportunities	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Lord Abbett Growth & Income	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Lord Abbett Large Cap Core	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Montag & Caldwell Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Mutual Large Cap Equity	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Oppenheimer Global	0.950%	0.900%	0.875%	0.850%	0.825%
EQ/Templeton Global Equity	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/UBS Growth and Income	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Van Kampen Comstock	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Van Kampen Mid Cap Growth	0.700%	0.650%	0.625%	0.600%	0.575%

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/Equity Growth PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/International Core PLUS	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Large Cap Core PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/Large Cap Growth PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/Large Cap Value PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/Mid Cap Value PLUS	0.550%	0.500%	0.475%	0.450%	0.425%

	(as a percentage of average daily net assets)
Portfolios:	First $4 Billion	Next $4 Billion	Thereafter
EQ/Global Bond PLUS	0.550%	0.530%	0.510%
EQ/Quality Bond PLUS	0.400%	0.380%	0.360%

Prior to May 1, 2009, the Management Fees for the following Portfolios were as follows:

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/AXA Franklin Small Cap Value Core	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Equity Growth PLUS	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Franklin Core Balanced	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Global Multi-Sector Equity	1.150%	1.100%	1.075%	1.050%	1.025%
EQ/Mutual Large Cap Equity	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Templeton Global Equity	0.950%	0.900%	0.875%	0.850%	0.825%

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Global Bond PLUS	0.700%	0.675%	0.650%	0.630%	0.620%
EQ/PIMCO Ultra Short Bond	0.550%	0.525%	0.500%	0.480%	0.470%

On behalf of the Trust, with the exception of the All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio, EQ/International ETF Portfolio, and the AXA Strategy Portfolios, the Manager has entered into an investment advisory agreement (“Advisory Agreements”) with each of the Advisers for the Trust’s Portfolios. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

Note 3	Administrative Fees

AXA Equitable serves as Administrator to the Trust. As Administrator, AXA Equitable provides the Trust with necessary administrative, fund accounting, and compliance services. AXA Equitable may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays AXA Equitable an annual fee payable monthly as follows:

Each Multiadviser Portfolio pays an annual rate of $35,000 for each Multiadviser Portfolio and for each portion of the Multiadviser Portfolio for which separate administrative services are provided, (i.e., each adviser in the multi-advised structure) plus 0.15% of the Multiadviser Portfolio’s average daily net assets.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

The All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio and AXA Strategy Portfolios each pay an annual rate of 0.15% of average daily net assets plus a fixed charge of $35,000.

For all other Portfolios:

Fixed Charge

$30,000 for each Portfolio.

Total Trust Average Daily Net Asset Charge*

0.12% on the first $3.0 billion

0.11% on the next $3.0 billion

0.105% on the next $4.0 billion

0.10% on the next $20.0 billion

0.0975% in excess of $30.0 billion

*	With the exception of All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio, AXA Strategy Portfolios and the Multiadviser Portfolios.

Pursuant to a sub-administration arrangement with AXA Equitable, JPMorgan Investor Services Co. (“Sub-administrator”) provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

Note 4	Custody Fees

The Trust has entered into a Custody Agreement with JPMorgan Chase. The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPMorgan Chase serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and JPMorgan Chase, JPMorgan Chase maintains and deposits in separate accounts, cash, securities and other assets of the Portfolios. JPMorgan Chase is also required, upon the order of the Trust, to deliver securities held by JPMorgan Chase, and to make payments for securities purchased by the Trust. JPMorgan Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

At December 31, 2009, the AXA Tactical Manager International Portfolio – II maintained its foreign currency balances of approximately $24,031,908 with one financial institution, JPMorgan Chase. The Portfolio is subject to credit risk arising should this financial institution be unable to fulfill its obligations. The Portfolio has not experienced any losses in such accounts and mitigates such risk by monitoring the creditworthiness of its custodian.

Note 5	Distribution Plans

The Trust has entered into distribution agreements with AXA Advisors, LLC and AXA Distributors, LLC, both indirect wholly-owned subsidiaries of AXA Equitable (collectively, the “Distributors”), pursuant to which the Distributors serve as the principal underwriters of the Class IA and Class IB shares of the Trust. Class IB shares are subject to distribution fees imposed pursuant to a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.50% of the average net assets attributable to the Trust’s Class IB shares. The distribution agreements, however, limit payments for services provided under the Distribution Plan to an annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IB shares. This limitation will be in effect at least until April 30, 2010. The Trust’s Class IA shares are not subject to such fees.

Note 6	Expense Limitation

The Manager has contractually agreed to limit the expenses of certain Portfolios (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which a Portfolio invests and extraordinary expenses) through April 30, 2010 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Limitation Agreement”), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of such Portfolios’ Class IA Shares (Class IB shares would be 0.25% higher due to the annual fee under the Trust’s Class IB Distribution Plan) are limited to:

0.10% of average daily net assets of the

All Asset Allocation Portfolio

0.15% of average daily net assets of the

EQ/Franklin Templeton Allocation Portfolio

0.55% of average daily net assets of the

EQ/International ETF Portfolio**

0.70% of average daily net assets of the

AXA Tactical Manager 400 Portfolio - I

AXA Tactical Manager 400 Portfolio - II

AXA Tactical Manager 400 Portfolio - III

AXA Tactical Manager 500 Portfolio - I

AXA Tactical Manager 500 Portfolio - II

AXA Tactical Manager 500 Portfolio - III

AXA Tactical Manager 2000 Portfolio - I

AXA Tactical Manager 2000 Portfolio - II

AXA Tactical Manager 2000 Portfolio - III

AXA Tactical Manager International Portfolio - I

AXA Tactical Manager International Portfolio - II

AXA Tactical Manager International Portfolio - III

EQ/Capital Guardian Growth Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

0.72% of average daily net assets of the

EQ/Capital Guardian Research Portfolio

0.75% of average daily net assets of the

EQ/Equity Growth PLUS Portfolio*

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core PLUS Portfolio

EQ/Large Cap Growth PLUS Portfolio

EQ/Large Cap Value PLUS Portfolio

EQ/Lord Abbett Growth and Income Portfolio

EQ/Lord Abbett Large Cap Core Portfolio

EQ/Van Kampen Comstock Portfolio

0.80% of average daily net assets of the

EQ/Boston Advisors Equity Income Portfolio

EQ/Mid Cap Value PLUS Portfolio

EQ/UBS Growth and Income Portfolio

0.85% of average daily net assets of the

EQ/International Core PLUS Portfolio

EQ/Van Kampen Mid Cap Growth Portfolio

0.90% of average daily net assets of the

EQ/AllianceBernstein International Portfolio

EQ/Calvert Socially Responsible Portfolio

EQ/Evergreen Omega Portfolio

0.95% of average daily net assets of the

EQ/Montag & Caldwell Growth Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

1.05% of average daily net assets of the

EQ/AXA Franklin Small Cap Value Core Portfolio

EQ/BlackRock International Value Portfolio

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

EQ/Franklin Core Balanced Portfolio

EQ/Mutual Large Cap Equity Portfolio

1.10% of average daily net assets of the

EQ/Oppenheimer Global Portfolio

EQ/Templeton Global Equity Portfolio

Prior to January 1, 2009, the following Portfolios’ expense limitations were as follows:

0.75% of average daily net assets of the

EQ/Large Cap Value Index Portfolio#

0.80% of average daily net assets of the

EQ/Large Cap Growth Index Portfolio#

0.85% of average daily net assets of the

EQ/Mid Cap Index Portfolio#

#	Effective January 1, 2009, the expense limitation for these Portfolios were eliminated.

* Prior to May 1, 2009, the following Portfolio’s expense limitation was as follows:

0.90% of average daily net assets of the

EQ/Equity Growth PLUS Portfolio

** Prior to September 1, 2009, the following portfolio’s expense limitation was as follows:

0.40% of average daily net assets of the

EQ/International ETF Portfolio

The expenses as a percentage of daily average net assets (excluding the 0.25% annual fee under the Trust’s Class IB Distribution Plan) for each AXA Strategy Portfolio (that includes the Underlying Portfolios fees and expenses) are limited to:

Portfolios
AXA Conservative Strategy Portfolio	0.70%
AXA Conservative Growth Strategy Portfolio	0.75%
AXA Balanced Strategy Portfolio	0.80%
AXA Moderate Growth Strategy Portfolio	0.85%
AXA Growth Strategy Portfolio	0.85%

The Manager first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. Each Portfolio may at a later date reimburse to the Manager the management fees waived or other expenses assumed and paid for by the Manager pursuant to the Expense Limitation Agreement within the prior three fiscal years, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Trust’s Board of Trustees. Any reimbursement, called recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by the Manager. During the year ended December 31, 2009, the Manager received a total of $1,916,830 in reimbursement for all of the Portfolios within the Trust. At December 31, 2009, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

	Amount Eligible through			Total Eligible For Reimbursement
Portfolios:	2010	2011	2012
All Asset Allocation	$960,420	$805,935	$764,929	$2,531,284
AXA Conservative Strategy	—	—	102,478	102,478
AXA Conservative Growth Strategy	—	—	105,685	105,685
AXA Balanced Strategy	—	—	109,332	109,332
AXA Moderate Growth Strategy	—	—	112,827	112,827
AXA Growth Strategy	—	—	124,080	124,080

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

	Amount Eligible through			Total Eligible For Reimbursement
Portfolios:	2010	2011	2012
EQ/Franklin Templeton Allocation	$673,044	$2,549,322	$1,559,251	$4,781,617
EQ/International ETF	99,523	132,765	996,480	1,228,768
AXA Tactical Manager 500-I	—	—	63,085	63,085
AXA Tactical Manager 400-I	—	—	95,224	95,224
AXA Tactical Manager 2000-I	—	—	109,804	109,804
AXA Tactical Manager International-I	—	—	138,926	138,926
EQ/AllianceBernstein International	1,390,356	1,300,439	389,647	3,080,442
EQ/BlackRock International Value	—	483,436	231,828	715,264
EQ/Boston Advisors Equity Income	420,627	485,866	650,669	1,557,162
EQ/Calvert Socially Responsible	70,345	67,450	12,819	150,614
EQ/Capital Guardian Growth	415,984	402,947	340,788	1,159,719
EQ/Capital Guardian Research	991,819	1,020,301	741,349	2,753,469
EQ/Equity Growth PLUS	3,153,976	3,059,223	714,365	6,927,564
EQ/International Core PLUS	442,276	335,243	184,764	962,283
EQ/JPMorgan Value Opportunities	248,506	224,884	44,857	518,247
EQ/Large Cap Core PLUS	146,780	326,213	—	472,993
EQ/Large Cap Growth PLUS	—	209,494	—	209,494
EQ/Large Cap Value PLUS	—	500,544	—	500,544
EQ/Lord Abbett Growth and Income	145,834	192,645	113,211	451,690
EQ/Lord Abbett Large Cap Core	92,648	124,755	130,954	348,357
EQ/Mid Cap Value PLUS	16,388	204,771	—	221,159
EQ/Montag & Caldwell Growth	6,554	12,943	—	19,497
EQ/Oppenheimer Global	345,977	378,206	66,816	790,999
EQ/PIMCO Ultra Short Bond	311,938	387,421	—	699,359
EQ/T. Rowe Price Growth Stock	146,409	214,597	70,834	431,840
EQ/UBS Growth and Income	247,986	233,523	174,725	656,234
EQ/Van Kampen Comstock	160,436	184,465	138,304	483,205
EQ/Van Kampen Mid Cap Growth	143,892	248,140	68,602	460,634

Effective January 1, 2009, AXA Equitable is not eligible to recoup any waivers or reimbursements made prior to January 1, 2009 for the EQ/Large Cap Growth Index, EQ/Large Cap Value Index and EQ/Mid Cap Index Portfolios.

Effective May 1, 2009, AXA Equitable is not eligible to recoup any waivers or reimbursements made prior to May 1, 2009 for the EQ/Franklin Core Balanced (then known as EQ/AXA Franklin Income Core), EQ/AXA Franklin Small Cap Value Core, EQ/Mutual Large Cap Equity (then known as EQ/AXA Mutual Shares Core) and EQ/Templeton Global Equity Portfolio (then known as EQ/AXA Templeton Growth Core).

During the year ended December 31, 2009, the Manager voluntarily waived $10,897,062 of Investment Management fees for the EQ/Money Market Portfolio. This waiver can be eliminated at any time and is not eligible for recoupment.

During the year ended December 31, 2009, the Adviser voluntarily reimbursed the Tactical Portfolios $50,804 of Investment Management fees from the BlackRock TempFund, which is an underlying investment in these portfolios, and this waiver is not eligible for recoupment.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

The All Asset Allocation Portfolio invests in shares of other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable and exchange traded securities of other investment companies (“Underlying ETFs”). Therefore, the All Asset Allocation Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the Underlying ETFs and the investment return of the All Asset Allocation Portfolio is reduced by each Underlying Portfolio’s and each Underlying ETF’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with the All Asset Allocation Portfolio’s investments in Underlying Portfolios and Underlying ETFs is:

Portfolio:	Range of Expenses
All Asset Allocation	0.60% to 0.85%

Thus, the net expense ratio of the Class IA shares and Class IB shares of the All Asset Allocation Portfolio, including the All Asset Allocation Portfolio’s direct and indirect expenses, would range from:

Portfolio:	Class IA	Class IB
All Asset Allocation	0.70% to 0.95%	0.95% to 1.20%

Absent the Expense Limitation Agreement of the All Asset Allocation Portfolio, the total expense ratio of the Class IA shares and Class IB shares of the All Asset Allocation Portfolio would range from:

Portfolio:	Class IA	Class IB
All Asset Allocation	1.03% to 1.28%	1.28% to 1.53%

The AXA Strategy Portfolios invest in shares of Underlying Portfolios. Therefore, each of the AXA Strategy Portfolios, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each of the AXA Strategy Portfolios are indirectly reduced by each Underlying Portfolio’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with each of the AXA Strategy Portfolios’ investments in Underlying Portfolios is:

Portfolios:	Range of Expenses
AXA Conservative Strategy	0.40% to 0.65%
AXA Conservative Growth Strategy	0.45% to 0.70%
AXA Balanced Strategy	0.45% to 0.70%
AXA Moderate Growth Strategy	0.50% to 0.75%
AXA Growth Strategy	0.50% to 0.75%

Thus, the net expense ratio of the Class IA and Class IB shares of each of the AXA Strategy Portfolios, including the AXA Strategy Portfolios’ direct and indirect expenses, would range from:

Portfolios:	Class IA	Class IB
AXA Conservative Strategy*	N/A	0.95% to 1.20%
AXA Conservative Growth Strategy*	N/A	1.00% to 1.25%
AXA Balanced Strategy*	0.80% to 1.05%	1.05% to 1.30%
AXA Moderate Growth Strategy*	N/A	1.10% to 1.35%
AXA Growth Strategy*	0.85% to 1.10%	1.10% to 1.35%

*	Expenses limited to an expense cap inclusive of direct and indirect expenses.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Absent the Expense Limitation Agreement of the AXA Strategy Portfolios, the total expense ratio of the Class IA and Class IB shares of the AXA Strategy Portfolios would range from:

Portfolios:	Class IA	Class IB
AXA Conservative Strategy	N/A	2.40% to 2.65%
AXA Conservative Growth Strategy	N/A	1.84% to 2.09%
AXA Balanced Strategy	0.99% to 1.24%	1.24% to 1.49%
AXA Moderate Growth Strategy	N/A	1.25% to 1.50%
AXA Growth Strategy	0.93% to 1.18%	1.18% to 1.43%

The EQ/Franklin Templeton Allocation Portfolio invests exclusively in shares of Underlying Portfolios managed by AXA Equitable. Therefore, the EQ/Franklin Templeton Allocation Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of the EQ/Franklin Templeton Allocation Portfolio is reduced by each Underlying Portfolio’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with the EQ/Franklin Templeton Allocation Portfolio’s investments in Underlying Portfolios is:

Portfolio:	Range of Expenses
EQ/Franklin Templeton Allocation	0.80% to 1.05%

Thus, the net expense ratio of the Class IA shares and Class IB shares of the EQ/Franklin Templeton Allocation Portfolio, including the EQ/Franklin Templeton Allocation Portfolio’s direct and indirect expenses, would range from:

Portfolio:	Class IA	Class IB
EQ/Franklin Templeton Allocation	0.91% to 1.16%	1.16% to 1.41%

Absent the Expense Limitation Agreement of the EQ/Franklin Templeton Allocation Portfolio, the total expense ratio of the Class IA shares and Class IB shares of the EQ/Franklin Templeton Allocation Portfolio would range from:

Portfolio:	Class IA	Class IB
EQ/Franklin Templeton Allocation	1.04% to 1.29%	1.29% to 1.54%

Note 7	Percentage of Ownership by Affiliates

At December 31, 2009, AXA Equitable held investments in each of the following Portfolios as follows:

Portfolios:	Percentage of Ownership
All Asset Allocation	—	%#
AXA Conservative Strategy	0.32
AXA Conservative Growth Strategy	0.20
AXA Balanced Strategy	0.12
AXA Moderate Growth Strategy	0.01
AXA Growth Strategy	0.01
EQ/Franklin Templeton Allocation	0.01
EQ/International ETF	0.63
AXA Tactical Manager 500-I	0.11
AXA Tactical Manager 500-II	—	#
AXA Tactical Manager 400-I	1.86
AXA Tactical Manager 400-II	—	#

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Portfolios:	Percentage of Ownership
AXA Tactical Manager 2000-I	0.44%
AXA Tactical Manager 2000-II	—	#
AXA Tactical Manager International-I	0.42
AXA Tactical Manager International-II	—	#
EQ/AllianceBernstein International	0.02
EQ/AllianceBernstein Small Cap Growth	0.01
EQ/AXA Franklin Small Cap Value Core	0.03
EQ/BlackRock Basic Value Equity	0.01
EQ/BlackRock International Value	0.01
EQ/Boston Advisors Equity Income	0.01
EQ/Calvert Socially Responsible	0.33
EQ/Capital Guardian Growth	0.03
EQ/Capital Guardian Research	0.02
EQ/Common Stock Index	0.10
EQ/Core Bond Index	—	#
EQ/Davis New York Venture	0.03
EQ/Equity 500 Index	0.01
EQ/Equity Growth PLUS	0.01
EQ/Evergreen Omega	0.01
EQ/Franklin Core Balanced	0.02
EQ/GAMCO Mergers and Acquisitions	0.06
EQ/GAMCO Small Company Value	0.01
EQ/Global Bond PLUS	0.01
EQ/Global Multi-Sector Equity	0.01
EQ/Intermediate Government Bond Index	0.01
EQ/International Core PLUS	0.01
EQ/International Growth	0.02
EQ/JPMorgan Value Opportunities	0.03
EQ/Large Cap Core PLUS	0.02
EQ/Large Cap Growth Index	0.01
EQ/Large Cap Growth PLUS	0.01
EQ/Large Cap Value Index	1.31
EQ/Large Cap Value PLUS	0.01
EQ/Lord Abbett Growth and Income	0.02
EQ/Lord Abbett Large Cap Core	0.10
EQ/Mid Cap Index	—	#
EQ/Mid Cap Value PLUS	0.03
EQ/Money Market	0.05
EQ/Montag & Caldwell Growth	—	#
EQ/Mutual Large Cap Equity	0.03
EQ/Oppenheimer Global	0.08
EQ/PIMCO Ultra Short Bond	0.01
EQ/Quality Bond PLUS	0.01
EQ/Small Company Index	0.02
EQ/T. Rowe Price Growth Stock	0.02
EQ/Templeton Global Equity	—	#
EQ/UBS Growth and Income	0.02
EQ/Van Kampen Comstock	0.01
EQ/Van Kampen Mid Cap Growth	0.01

#	Percentage of ownership is less than 0.005%.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Shares of some of the Portfolios are held by the All Asset Allocation Portfolio, EQ/Franklin Templeton Allocation Portfolio, AXA Strategy Portfolios, and the AXA Allocation Portfolios and Target Allocation Portfolios of the AXA Premier VIP Trust, an entity also advised by AXA Equitable. The following tables represent the percentage of ownership that the All Asset Allocation Portfolio, the EQ/ Franklin Templeton Allocation Portfolio, each AXA Strategy Portfolio, and each AXA Allocation Portfolio and Target Allocation Portfolio has in each respective underlying investment company’s net assets as of December 31, 2009.

Portfolios:	All Asset Allocation	EQ/Franklin Templeton Allocation
EQ/AXA Franklin Small Cap Value Core	1.00%	—%
EQ/BlackRock Basic Value Equity	0.89	—
EQ/BlackRock International Value	0.58	—
EQ/Boston Advisors Equity	0.60	—
EQ/Core Bond Index	0.17	—
EQ/Davis New York Venture	2.16	—
EQ/Equity Growth PLUS	0.17	—
EQ/Franklin Core Balanced	—	40.06
EQ/GAMCO Mergers and Acquisitions	4.87	—
EQ/GAMCO Small Company Value	0.76	—
EQ/Global Bond PLUS	1.26	—
EQ/Global Multi- Sector Equity	0.52	—
EQ/International Core PLUS	1.56	—
EQ/Large Cap Core PLUS	2.18	—
EQ/Large Cap Growth PLUS	0.85	—
EQ/Large Cap Value PLUS	0.16	—
EQ/Mutual Large Cap Equity	—	62.71
EQ/Quality Bond PLUS	0.10	—
EQ/Small Company Index	0.06	—
EQ/Templeton Global Equity	—	65.51
Multimanager Core Bond	0.21	—
Multimanager International Equity	0.59	—
Multimanager Large Cap Core Equity	0.69	—
Multimanager Large Cap Value	0.45	—
Multimanager Mid Cap Growth	0.38	—
Multimanager Mid Cap Value	0.56	—
Multimanager Small Cap Growth	1.07	—
Multimanager Small Cap Value	0.11	—

Portfolios:	AXA Conservative Strategy	AXA Conservative Growth Strategy	AXA Balanced Strategy	AXA Moderate Growth Strategy	AXA Growth Strategy
EQ/AXA Tactical Manager 500-I	1.95%	6.47%	14.23%	37.67%	39.51%
EQ/AXA Tactical Manager 400-I	2.00	7.29	14.33	36.04	38.72
EQ/AXA Tactical Manager 2000-I	2.00	5.74	14.37	38.22	39.29
EQ/AXA Tactical Manager International-I	1.95	6.32	14.41	37.37	39.57
EQ/Core Bond Index	0.54	0.65	0.97	1.71	1.15
EQ/Intermediate Government Bond Index	0.22	0.27	0.41	0.71	0.48

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Portfolios:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/International ETF	1.64%	4.04%	28.35%	41.09%	12.16%
EQ/AXA Tactical Manager 500-II	3.16	4.82	29.81	45.24	16.97
EQ/AXA Tactical Manager 400-II	2.11	4.67	30.94	44.07	18.20
EQ/AXA Tactical Manager 2000-II.	—	2.88	30.59	47.07	19.44
EQ/AXA Tactical Manager International-II	1.98	4.38	31.22	46.44	15.98
EQ/AllianceBernstein International	0.20	0.47	3.00	6.51	3.24
EQ/AllianceBernstein Small Cap Growth	—	—	6.78	14.74	5.44
EQ/AXA Franklin Small Cap Value Core	—	3.60	24.41	27.92	9.86
EQ/BlackRock Basic Value Equity	0.59	1.12	6.99	10.56	3.92
EQ/BlackRock International Value	0.46	0.82	4.99	10.47	5.56
EQ/Boston Advisors Equity Income	3.02	4.44	20.88	25.25	6.74
EQ/Core Bond Index	8.86	5.90	24.27	19.84	1.68
EQ/GAMCO Small Company Value	—	0.77	4.76	5.89	3.51
EQ/Global Bond PLUS	11.03	8.83	35.22	—	—
EQ/Global Multi- Sector Equity	0.45	0.81	6.15	7.97	2.98
EQ/Intermediate Government Bond Index	6.38	4.42	23.40	20.66	1.32
EQ/International Core PLUS	0.57	1.23	8.09	11.97	3.30
EQ/International Growth	0.67	1.53	10.04	22.03	10.97
EQ/Large Cap Core PLUS	2.54	3.57	21.81	28.71	10.91
EQ/Large Cap Growth Index	1.51	2.44	14.44	22.57	8.55
EQ/Large Cap Growth PLUS	1.70	2.50	16.43	24.46	9.54
EQ/Large Cap Value PLUS	0.76	1.29	11.19	12.60	5.47
EQ/Mid Cap Index	—	0.34	2.22	2.88	1.29
EQ/PIMCO Ultra Short Bond	5.26	3.82	17.80	11.62	1.00
EQ/Quality Bond PLUS	10.39	6.84	31.16	22.90	1.90
EQ/Small Company Index	—	0.38	4.08	3.64	0.60

Portfolios:	Target 2015 Allocation		Target 2025 Allocation		Target 2035 Allocation		Target 2045 Allocation
EQ/International ETF	3.54%		4.49%		2.54%		1.53%
EQ/Core Bond Index	0.42		0.26		0.06		—	#
EQ/Equity 500 Index	0.68		0.97		0.60		0.35
EQ/Global Bond PLUS	0.19		0.12		0.02		—
EQ/Global Multi- Sector Equity	0.45		0.51		0.29		0.16
EQ/PIMCO Ultra Short Bond	—	#	—	#	—	#	—
EQ/Quality Bond PLUS	0.02		0.02		0.01		—
EQ/Small Company Index	0.42		0.61		0.41		0.24

#	Percentage of ownership is less than 0.005%.

Note 8	Substitution and Reorganization Transactions

After the close of business September 11, 2009, EQ/Mid Cap Value PLUS Portfolio acquired the net assets of EQ/Ariel Appreciation II Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio and EQ/Van Kampen Real Estate Portfolio, (the “Acquired Funds”) pursuant to a Plan of Reorganization and Termination as approved by shareholders on August 26, 2009. For accounting

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

purposes, these transactions are treated as a merger. The purpose of these mergers was to combine funds managed by AXA Equitable with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in EQ/Mid Cap Value PLUS Portfolio issuing 378,410 Class IA shares and 10,397,368 Class IB shares (valued at $2,964,094 and $80,461,090, respectively) in exchange for Class IA shares and Class IB shares of the EQ/Ariel Appreciation II Portfolio, 5,375,328 Class IA shares and 31,340,540 Class IB shares (valued at $42,105,108 and $242,531,961, respectively) in exchange for Class IA shares and Class IB shares of the EQ/Lord Abbett Mid Cap Value Portfolio, and issuing 8,495,464 Class IA shares and 58,862,344 Class IB shares (valued at $66,545,228 and $455,512,235, respectively) in exchange for Class IA shares and Class IB shares of the EQ/Van Kampen Real Estate Portfolio. The investment portfolios of the Acquired Funds, with fair values of $82,940,557, $283,630,876, and $519,119,411, respectively and identified costs of $72,182,776, $240,410,739, and $617,752,557, respectively, at September 11, 2009, were the principal assets acquired by EQ/Mid Cap Value PLUS Portfolio. For financial reporting purposes, assets received and shares issued by EQ/Mid Cap Value PLUS Portfolio were recorded at fair value; however the cost basis of the investments from the Acquired Funds were carried forward to align ongoing reporting of EQ/Mid Cap Value PLUS Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquired Funds’ net assets at merger date of $83,425,184, $284,637,069, and $522,057,463, including $10,757,781, $43,220,137 and ($98,633,146) of unrealized appreciation (depreciation), respectively, were combined with those of EQ/Mid Cap Value PLUS Portfolio. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of EQ/Mid Cap Value PLUS Portfolio, pro forma results of operations for the year ended December 31, 2009 would include net investment income of $35,072,883, and net gain of $698,386,269, resulting in an increase in net assets from operations of $733,459,152. Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in EQ/Mid Cap Value PLUS Portfolio’s statement of operations since the merger date, September 11, 2009. Prior to the combinations, the net assets of the EQ/Mid Cap Value PLUS Portfolio totaled $1,033,242,026. Immediately after the combinations, the net assets of the EQ/Mid Cap Value PLUS Portfolio totaled $1,923,361,742.

After the close of business September 11, 2009, EQ/PIMCO Ultra Short Bond Portfolio acquired the net assets of the EQ/Short Duration Bond Portfolio and the EQ/AXA Rosenberg Long/Short Value Portfolio pursuant to a Plan of Reorganization and Termination as approved by shareholders on August 26, 2009. For accounting purposes, these transactions are treated as a merger. The purpose of these mergers was to combine these funds managed by AXA Equitable with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in EQ/PIMCO Ultra Short Bond Portfolio issuing 479,474 Class IA shares and 24,737,567 Class IB shares (valued at $4,772,927 and $246,073,680, respectively) in exchange for Class IA shares and Class IB shares of the EQ/Short Duration Bond Portfolio and a taxable exchange resulting in EQ/PIMCO Ultra Short Bond Portfolio issuing 1,160,261 Class IA shares and 11,964,715 Class IB shares (valued at $11,549,824 and $119,017,430, respectively) in exchange for Class IA shares and Class IB shares of the EQ/AXA Rosenberg Long/Short Value Portfolio. The investment portfolio of EQ/Short Duration Bond Portfolio, with a fair value of $194,530,544 and identified cost of $195,090,222 at September 11, 2009, and the investment portfolio of EQ/AXA Rosenberg Long/Short Value Portfolio, with a fair value of $130,718,174 and identified cost of $130,716,956 at September 11, 2009, were the principal assets acquired by EQ/PIMCO Ultra Short Bond Portfolio. For financial reporting purposes, assets received and shares issued by EQ/PIMCO Ultra Short Bond Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/Short Duration Bond Portfolio was carried forward to align ongoing reporting of EQ/PIMCO Ultra Short Bond Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. EQ/Short Duration Bond and EQ/AXA Rosenberg Long/Short Value Portfolio net assets at that date of $250,846,607 and $130,567,254, including ($559,678) and $1,218 of unrealized appreciation (depreciation), respectively were combined with those of EQ/PIMCO Ultra Short Bond Portfolio. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

reporting period of EQ/PIMCO Ultra Short Bond Portfolio, pro forma results of operations for the year ended December 31, 2009 would include net investment income of $39,867,892, and net gain on investments of $212,703,374, resulting in an increase in net assets from operations of $252,571,266. Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Short Duration Bond Portfolio or the EQ/AXA Rosenberg Long/Short Value Portfolio that have been included in EQ/PIMCO Ultra Short Bond Portfolio’s statement of operations since the merger date, September 11, 2009. Prior to the combinations, the net assets of the EQ/PIMCO Ultra Short Bond Portfolio totaled $2,417,612,734. Immediately after the combinations, the net assets of the EQ/PIMCO Ultra Short Bond Portfolio totaled $2,799,026,595.

After the close of business September 18, 2009, EQ/Common Stock Index Portfolio acquired the net assets of the EQ/Common Stock Index II Portfolio pursuant to a Plan of Reorganization and Termination as approved by shareholders on September 10, 2009. For accounting purposes, this transaction is treated as a merger. The purpose of this merger was to combine two funds managed by AXA Equitable with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Common Stock Index Portfolio issuing 464,999 Class IA shares and 3,833,522 Class IB shares (valued at $6,344,413 and $51,928,440 respectively) in exchange for Class IA shares and Class IB shares of the EQ/Common Stock Index II Portfolio. The investment portfolio of EQ/Common Stock Index II, with a fair value of $58,362,462 and identified cost of $52,221,841 at September 18, 2009, was the principal asset acquired by EQ/Common Stock Index Portfolio. For financial reporting purposes, assets received and shares issued by EQ/Common Stock Index Portfolio were recorded at fair value; however the cost basis of the investments from EQ/Common Stock Index II Portfolio was carried forward to align ongoing reporting of EQ/Common Stock Index Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. EQ/Common Stock Index II Portfolio’s net assets at the merger date of $58,272,853, including $6,140,621 of unrealized appreciation, were combined with those of EQ/Common Stock Index Portfolio. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of EQ/Common Stock Index Portfolio, pro forma results of operations for the year ended December 31, 2009 would include net investment income of $84,807,551, and net gain on investments of $1,044,250,279, resulting in an increase in net assets from operations of $1,129,057,830. Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Common Stock Index II Portfolio that have been included in EQ/ Common Stock Index Portfolio’s statement of operations since the merger date, September 11, 2009. Prior to the combination, the net assets of the EQ/Common Stock Index Portfolio totaled $4,818,340,749. Immediately after the combination, the net assets of the EQ/Common Stock Index Portfolio totaled $4,876,613,602.

After the close of business September 18, 2009, EQ/Small Company Index Portfolio acquired the net assets of the EQ/Small Company Index II Portfolio pursuant to a Plan of Reorganization and Termination as approved by shareholders on September 10, 2009. For accounting purposes, this transaction is treated as a tax-free merger. The purpose of this merger was to combine two funds managed by AXA Equitable with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Small Company Index Portfolio issuing 620,742 Class IA shares and 10,930,602 Class IB shares (valued at $5,223,883 and $91,853,172, respectively) in exchange for Class IA shares and Class IB shares of the EQ/Small Company Index II Portfolio. The investment portfolio of EQ/Small Company Index II, with a fair value of $96,573,475 and identified cost of $83,834,259 at September 18, 2009, was the principal asset acquired by EQ/Small Company Index Portfolio. For financial reporting purposes, assets received and shares issued by EQ/Small Company Index Portfolio were recorded at fair value; however the cost basis of the investments from EQ/Small Company Index II Portfolio was carried forward to align ongoing reporting of EQ/Small Company Index Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. EQ/Small Company Index II Portfolio’s net

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

assets at the merger date of $97,077,055, including $12,739,216 of unrealized appreciation, were combined with those of EQ/Small Company Index Portfolio. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of EQ/Small Company Index Portfolio, pro forma results of operations for the year ended December 31, 2009 would include net investment income of $8,926,482 and net gain of $354,410,411, resulting in an increase in net assets from operations of $363,336,893. Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Small Company Index II Portfolio that have been included in EQ/Small Company Index Portfolio’s statement of operations since the merger date, September 18, 2009. Prior to the combination, the net assets of the EQ/Small Company Index Portfolio totaled $752,369,874. Immediately after the combination, the net assets of the EQ/Small Company Index Portfolio totaled $849,446,929.

After the close of business September 18, 2009, EQ/Quality Bond PLUS Portfolio acquired the net assets of the EQ/Caywood-Scholl High Yield Portfolio pursuant to a Plan of Reorganization and Termination as approved by shareholders on August 26, 2009. For accounting purposes, this transaction is treated as a merger. The purpose of this merger was to combine two funds managed by AXA Equitable with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Quality Bond PLUS Portfolio issuing 33,226,727 Class IB shares (valued at $305,253,763) in exchange for Class IB shares of the EQ/Caywood-Scholl High Yield Portfolio. The investment portfolio of EQ/Caywood-Scholl High Yield, with a fair value of $295,633,378 and identified cost of $292,869,665 at September 18, 2009, was the principal asset acquired by EQ/Quality Bond PLUS Portfolio. For financial reporting purposes, assets received and shares issued by EQ/Quality Bond PLUS Portfolio were recorded at fair value; however the cost basis of the investments from EQ/Caywood-Scholl High Yield Portfolio was carried forward to align ongoing reporting of EQ/Quality Bond PLUS Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. EQ/Caywood-Scholl High Yield Portfolio’s net assets at the merger date of $305,253,763, including $2,763,713 of unrealized appreciation, were combined with those of EQ/Quality Bond PLUS Portfolio. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of EQ/Quality Bond PLUS Portfolio, pro forma results of operations for the year ended December 31, 2009 would include net investment income of $105,946,413 and net gain of $148,678,879, resulting in an increase in net assets from operations of $254,625,292. Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Caywood-Scholl High Yield Portfolio that have been included in EQ/Quality Bond PLUS Portfolio’s statement of operations since the merger date, September 18, 2009. Prior to the combination, the net assets of the EQ/Quality Bond PLUS Portfolio totaled $3,048,227,768. Immediately after the combination, the net assets of the EQ/Quality Bond PLUS Portfolio totaled $3,353,481,531.

After the close of business September 25, 2009, EQ/Core Bond Index Portfolio acquired the net assets of the EQ/Bond Index Portfolio and the EQ/Long Term Bond Portfolio pursuant to a Plan of Reorganization and Termination as approved by shareholders on August 26, 2009. For accounting purposes, these transactions are treated as a merger. The purpose of these mergers was to combine these funds managed by AXA Equitable with comparable investment objectives. The reorganizations were accomplished by a tax-free exchange resulting in EQ/Core Bond Index Portfolio issuing 6,490,992 Class IA shares and 579,532 Class IB shares (valued at $62,474,910 and $5,576,333, respectively) in exchange for Class IA shares and Class IB shares of the EQ/Bond Index Portfolio and issuing 5,413,643 Class IA shares and 19,207,280 Class IB shares (valued at $52,105,571 and $184,814,910, respectively) in exchange for Class IA shares and Class IB shares of the EQ/Long Term Bond Portfolio. The investment portfolio of EQ/Bond Index Portfolio and the EQ/Long Term Bond Portfolio, with fair values of $66,923,746 and $170,705,741 and identified cost of $64,600,433 and $171,232,962, respectively at September 25, 2009, were the principal assets acquired by EQ/Core Bond Index Portfolio. For financial reporting purposes, assets received and shares issued by EQ/Core

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Bond Index Portfolio were recorded at fair value; however the cost basis of the investments from EQ/Bond Index Portfolio and EQ/Long Term Bond Portfolio were carried forward to align ongoing reporting of EQ/Core Bond Index Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The EQ/Bond Index Portfolio and the EQ/Long Term Bond Portfolio net assets at that date of $68,051,243 and $236,920,481, including $2,323,313 and $29,681 of unrealized appreciation respectively, were combined with those of EQ/Core Bond Index Portfolio. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of EQ/Core Bond Index Portfolio, pro forma results of operations for the year ended December 31, 2009 would include net investment income of $116,181,768 and net loss of $59,393,635, resulting in an increase in net assets from operations of $56,788,133. Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Long Term Bond Portfolio that have been included in EQ/Core Bond Index Portfolio’s statement of operations since the merger date, September 25, 2009. Prior to the combinations, the net assets of the EQ/Core Bond Index Portfolio totaled $3,742,351,278. Immediately after the combinations, the net assets of the EQ/Core Bond Index Portfolio totaled $4,047,323,002.

After the close of business September 25, 2009, EQ/Intermediate Government Bond Index Portfolio acquired the net assets of the EQ/Government Securities Portfolio pursuant to a Plan of Reorganization and Termination as approved by shareholders on August 26, 2009. For accounting purposes, this transaction is treated as a merger. The purpose of this merger was to combine two funds managed by AXA Equitable with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Intermediate Government Bond Index Portfolio issuing 5,425,112 Class IA shares (valued at $52,941,956) in exchange for Class IA shares of the EQ/Government Securities Portfolio. The investment portfolio of EQ/Government Securities with a fair value of $39,901,926 and identified cost of $39,746,143 at September 25, 2009, was the principal asset acquired by EQ/Intermediate Government Bond Index Portfolio. For financial reporting purposes, assets received and shares issued by EQ/Intermediate Government Bond Index Portfolio were recorded at fair value; however the cost basis of the investments from EQ/Government Securities Portfolio was carried forward to align ongoing reporting of EQ/Intermediate Government Bond Index Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. EQ/Government Securities Portfolio’s net assets at that date of $52,941,956, including $153,732 of unrealized appreciation, were combined with those of EQ/Intermediate Government Bond Index Portfolio. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of EQ/Intermediate Government Bond Index Portfolio, pro forma results of operations for the year ended December 31, 2009 would include net investment income of $23,110,090 and a net loss of $36,233,182 resulting in a decrease in net assets from operations of $13,123,092. Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Government Securities Portfolio that have been included in EQ/Intermediate Government Bond Index Portfolio’s statement of operations since the merger date, September 25, 2009. Prior to the combination, the net assets of the EQ/Intermediate Government Bond Index Portfolio totaled $1,717,456,555. Immediately after the combination, the net assets of the EQ/Intermediate Government Bond Index Portfolio totaled $1,770,398,511.

At a meeting held on December 15, 2009, the trustees ratified the transfers in-kind occurring after the close of business on the dates listed below. Each respective portfolio paid a redemption in-kind transfer of securities to affiliated portfolios in exchange for Class IA shares of the Portfolio. The tax treatment of redemption in-kind transfers is different from the book treatment. For tax purposes, the tax basis gain/loss is not recognized, giving rise to a permanent book to tax difference, which is reclassed to paid-in-capital. The related market value of these securities, which is excluded from the respective Portfolio’s portfolio turnover and net proceeds of sales and redemptions, and the associated gain/(loss) for each transaction were as follows:

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Concluded)

December 31, 2009

Portfolio	Date	Market Value	Gain/(Loss)
EQ/International Core PLUS Portfolio	September 16, 2009	$1,000,000,000	$(245,496,715)
EQ/International ETF Portfolio	September 11, 2009	1,000,000,000	323,509,788
EQ/International ETF Portfolio	September 16, 2009	400,000,000	126,732,942
EQ/Large Cap Core PLUS Portfolio	September 16, 2009	2,000,000,000	298,986,333
EQ/Large Cap Growth Index Portfolio	September 11, 2009	1,500,000,000	387,602,977
EQ/Large Cap Growth PLUS Portfolio	September 16, 2009	500,000,000	78,771,201
EQ/Large Cap Value Index Portfolio	September 11, 2009	850,000,000	165,070,031
EQ/Mid Cap Index Portfolio	September 11, 2009	320,000,000	72,085,913
EQ/Small Company Index Portfolio	September 11, 2009	500,000,000	(38,429,845)

Note 9	Subsequent Events

The Manager evaluated subsequent events from December 31, 2009, the date of these financial statements, through February 17, 2010, the date these financial statements were issued and available. The subsequent events include the following:

At a meeting held on December 15, 2009, the trustees approved BlackRock to replace SSgA as sub-adviser to the passively managed (index) portion of the following portfolios: EQ/Large Cap Growth PLUS, EQ/Equity Growth PLUS, EQ/Large Cap Core PLUS, EQ/Mid Cap Value PLUS and EQ/International Core PLUS. This change was effective on or about February 1, 2010.

On or about May 1, 2010, the EQ/Van Kampen Mid Cap Growth Portfolio will be renamed EQ/ Morgan Stanley Mid Cap Growth Portfolio.

On or about May 1, 2010, the EQ/Evergreen Omega Portfolio will change its name to EQ/Wells Fargo Advantage Omega Growth.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of EQ Advisors Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting EQ Advisors Trust (as listed in note 1 to the financial statements and collectively referred to as the “Trust”) at December 31, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, transfer agents and brokers, and the application of alternative auditing procedures where such confirmations were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 17, 2010

APPROVALS AND RENEWALS OF INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2009 (UNAUDITED)

At a meeting held on July 7-8, 2009, the Board of Trustees (“Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (“Independent Trustees”), unanimously approved the renewal of the Investment Management Agreements with AXA Equitable (“Manager”) (the “Management Agreements”) and the approval or renewal of the Investment Advisory Agreement(s) (each, an “Advisory Agreement” and together with the Management Agreements, the “Agreements”) with each investment sub-adviser (“Adviser”) as shown in the table below with respect to the Portfolio(s) listed.

Portfolio(s)	Agreement(s) Approved or Renewed by the Trust’s Board with respect to the Portfolio(s)†
All Asset Allocation

EQ/Core Bond Index (formerly,
EQ/JPMorgan Core Bond)*

EQ/Equity Growth PLUS (formerly,
EQ/Focus PLUS)*, †

EQ/Franklin Templeton Allocation (formerly, EQ/AXA Franklin Templeton Founding Strategy Core)

EQ/Intermediate Government Bond Index (formerly, EQ/AllianceBernstein Intermediate Government Securities)*

EQ/International ETF

EQ/Large Cap Value Index*

EQ/Mid Cap Index*

Management Agreement with AXA Equitable

EQ/AllianceBernstein International

EQ/AllianceBernstein Small Cap Growth

EQ/Common Stock Index (formerly,
EQ/AllianceBernstein Common Stock)

EQ/Equity 500 Index

EQ/Large Cap Growth Index

EQ/Large Cap Value PLUS

EQ/Quality Bond PLUS*

EQ/Small Company Index

Management Agreement with AXA Equitable Advisory Agreement with AllianceBernstein L.P. (“AllianceBernstein”)

EQ/AXA Franklin Small Cap Value Core†	Management Agreement with AXA Equitable Advisory Agreement with Franklin Advisory Services LLC

EQ/BlackRock Basic Value Equity	Management Agreement with AXA Equitable Advisory Agreement with BlackRock Investment Management LLC (“BlackRock Investment”)

EQ/BlackRock International Value	Management Agreement with AXA Equitable Advisory Agreement with BlackRock International Limited

EQ/Boston Advisors Equity Income	Management Agreement with AXA Equitable Advisory Agreement with Boston Advisors, LLC

EQ/Calvert Socially Responsible	Management Agreement with AXA Equitable Advisory Agreement with Calvert Asset Management Company, Inc. Advisory Agreement with Bridgeway Capital Management, Inc.

EQ/Capital Guardian Growth EQ/Capital Guardian Research	Management Agreement with AXA Equitable Advisory Agreement with Capital Guardian Trust Company

EQ/Franklin Core Balanced (formerly, EQ/AXA Franklin Income Core)†	Management Agreement with AXA Equitable Advisory Agreement with Franklin Advisers, Inc.

Portfolio(s)	Agreement(s) Approved or Renewed by the Trust’s Board with respect to the Portfolio(s)†
EQ/Davis New York Venture	Management Agreement with AXA Equitable Advisory Agreement with Davis Selected Advisers, L.P.

EQ/Evergreen Omega	Management Agreement with AXA Equitable Advisory Agreement with Evergreen Investment Management Company LLC (“Evergreen Investment”)

EQ/GAMCO Mergers and Acquisitions EQ/GAMCO Small Company Value	Management Agreement with AXA Equitable Advisory Agreement with GAMCO Asset Management, Inc.

EQ/Global Bond PLUS (formerly, EQ/Evergreen International Bond)†	Management Agreement with AXA Equitable Advisory Agreement with Evergreen Investment (“Evergreen”) and First International Advisors (“FIA”) ††

EQ/Global Multi-Sector Equity (formerly, EQ/Van Kampen Emerging Markets Equity)† EQ/Van Kampen Comstock EQ/Van Kampen Mid Cap Growth	Management Agreement with AXA Equitable Advisory Agreement with Morgan Stanley Investment Management Inc.

EQ/International Core PLUS*	Management Agreement with AXA Equitable Advisory Agreement with Wentworth, Hauser & Violich, Inc. and Hirayama Investments, LLC

EQ/International Growth	Management Agreement with AXA Equitable Advisory Agreement with MFS Investment Management

EQ/JPMorgan Value Opportunities	Management Agreement with AXA Equitable Advisory Agreement with J.P. Morgan Investment Management Inc.

EQ/Large Cap Core PLUS*	Management Agreement with AXA Equitable Advisory Agreement with Institutional Capital LLC

EQ/Large Cap Growth PLUS*	Management Agreement with AXA Equitable Advisory Agreement with Marsico Capital Management, LLC

EQ/Lord Abbett Growth and Income EQ/Lord Abbett Large Cap Core	Management Agreement with AXA Equitable Advisory Agreement with Lord Abbett & Co. LLC

EQ/Mid Cap Value PLUS*	Management Agreement with AXA Equitable Advisory Agreement with Wellington Management Company, LLP

EQ/Money Market	Management Agreement with AXA Equitable Advisory Agreement with The Dreyfus Corporation

EQ/Montag & Caldwell Growth	Management Agreement with AXA Equitable Advisory Agreement with Montag & Caldwell, Inc.

EQ/Mutual Large Cap Equity (formerly, EQ/AXA Mutual Shares Core)†	Management Agreement with AXA Equitable Advisory Agreement with Franklin Mutual Advisers, LLC

EQ/Oppenheimer Global	Management Agreement with AXA Equitable Advisory Agreement with OppenheimerFunds, Inc.

EQ/PIMCO Ultra Short Bond (formerly, EQ/PIMCO Real Return)	Management Agreement with AXA Equitable Advisory Agreement with Pacific Investment Management Company

Portfolio(s)	Agreement(s) Approved or Renewed by the Trust’s Board with respect to the Portfolio(s)†
EQ/Templeton Global Equity (formerly, EQ/AXA Templeton Growth Core)†	Management Agreement with AXA Equitable Advisory Agreement with Templeton Global Advisors Limited

EQ/T. Rowe Price Growth Stock	Management Agreement with AXA Equitable Advisory Agreement with T. Rowe Price Associates, Inc.

EQ/UBS Growth and Income	Management Agreement with AXA Equitable Advisory Agreement with UBS Global Asset Management (Americas) Inc.

*	The Advisory Agreement with SSgA Funds Management, Inc. with respect to the EQ/Core Bond Index, EQ/Equity Growth PLUS, EQ/Intermediate Government Bond Index, EQ/International Core PLUS, EQ/Large Cap Core PLUS, EQ/Large Cap Growth PLUS, EQ/Large Cap Value Index, EQ/Mid Cap Index, EQ/Mid Cap Value PLUS and EQ/Quality Bond PLUS Portfolios is not included in the table above because it was initially approved by the Board in 2008 and its renewal is not scheduled to be considered by the Board until 2010.
†	The Management Agreement with respect to the AXA Strategic Allocation Portfolios and the AXA Tactical Manager Portfolios and the Advisory Agreements with AllianceBernstein (with respect to the AXA Tactical Manager Portfolios), BlackRock Capital Management, Inc. (with respect to the EQ/Equity Growth PLUS Portfolio) and BlackRock Investment (with respect to the EQ/AXA Franklin Small Cap Value Core, EQ/Franklin Core Balanced, EQ/Global Bond PLUS, EQ/Global Multi-Sector Equity, EQ/Mutual Large Cap Equity, EQ/Templeton Global Equity and AXA Tactical Manager Portfolios) are not included in the table above because they were approved by the Board during the first six months of 2009.
††	The Board approved an Amended and Restated Investment Advisory Agreement between the Manager, Evergreen and FIA with respect to an allocated portion of the EQ/Global Bond PLUS Portfolio to reflect a change in the name of FIA.

In reaching its decision to approve or renew each Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the affected Portfolio. The Board further considered factors it deemed relevant with respect to each Portfolio, including, as applicable: (1) the nature, quality and extent of the services provided to the Portfolio by the Manager, each Adviser and their respective affiliates; (2) the performance of the Portfolio as compared to a peer group and an appropriate benchmark; (3) the level of the Portfolio’s management and sub-advisory fees and expense ratios; (4) the costs of the services provided and profits realized by the Manager and its affiliates from their relationship with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses; and (6) the “fall out” benefits to be realized by the Manager, each Adviser and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, each Adviser and their respective affiliates from their relationships with the Trust). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information furnished throughout the year at regular and special Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Portfolio, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Manager, the Advisers and their respective affiliates. Information furnished specifically in connection with the renewal process included a report for each Portfolio prepared by Lipper, Inc. (“Lipper”), an independent organization, as well as additional material prepared by management regarding each Portfolio. The Lipper reports compared each Portfolio’s expenses with those of other mutual funds deemed comparable to the Portfolio as selected by Lipper. The information prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s management fees, advisory fees, expense ratios, expense limitation arrangements, investment performance and profitability (actual and pro forma) information, including information regarding the profitability of the Manager’s overall mutual fund operations, as well as on an individual Portfolio-by-Portfolio basis. Additional information furnished specifically in connection with the renewal process was a detailed memorandum prepared by the Manager, as well separate memoranda prepared by each Adviser, describing the services provided, fees charged, the investment performance of each Portfolio and other matters. These materials also discussed some of the actions taken by the Manager and the applicable Advisers to address problems arising out of recent market events.

The Independent Trustees met separately without management in advance of the Board’s July 7-8, 2009 meeting, and in executive sessions during these meetings to review the information provided and also with management personnel to discuss the Agreements. The Independent Trustees were assisted by independent counsel during the meeting and during their deliberations regarding the Agreements, and also received materials discussing the legal standards applicable to their consideration of the Agreements. The Independent Trustees additionally reviewed information and met during the year to discuss information relevant to the contract renewal considerations.

While the Agreements for all of the Portfolios were considered at the same Board meeting, the Board dealt with each Portfolio separately. In approving the relevant Agreements with respect to each Portfolio, the Board, including the Independent Trustees, determined that the management and (where applicable) advisory fee structure was fair and reasonable and that the approval or renewal of each Agreement was in the best interests of each Portfolio and its shareholders. While attention was given to all information furnished, the following discusses some of the primary factors relevant to the Board’s decision.

Nature, Quality and Extent of Services. The Board was satisfied with the nature, quality and extent of the overall services provided by the Manager and the Advisers and, where applicable, their respective affiliates to the Portfolios. In addition to the investment performance and expense information discussed later, the Board considered the responsibilities of the Manager and each Adviser to each Portfolio and the Manager’s and each Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for portfolios similar to the Portfolio(s) it advises. With respect to the Manager, the Board considered that the Manager is responsible for the search, selection and monitoring of the Advisers, oversight of the selection of investments for the Portfolios (or portions thereof) sub-advised by Advisers, the selection of investments for the Portfolios (or portions thereof) that it manages directly, oversight of compliance with the Portfolios’ investment objectives and policies, as well as oversight of the Portfolios’ compliance with applicable law, review of brokerage matters and implementation of Board directives as they relate to the Portfolios. The Board also considered information regarding the Manager’s process for selecting and monitoring Advisers and its process for making investment decisions for the Portfolios (or portions thereof) that it manages directly as well as the backgrounds of the personnel who perform those functions with respect to the Portfolios.

With respect to the Advisers, the Board considered that each Adviser is responsible for making investment decisions on behalf of the Portfolio(s) (or portion(s) thereof) it advises, placing all orders for the purchase and sale of investments for each of the Portfolio(s) (or portion(s) thereof) it advises with brokers or dealers and performing related administrative functions. The Board also reviewed information regarding each Adviser’s investment process and the background of each portfolio manager of each Adviser who provides services to the Portfolios and the general method of compensation for the portfolio managers.

The Board’s opinion regarding the nature, quality and extent of services also was based, in part, upon periodic reports furnished to the Board showing, among other things, that the investment policies and restrictions for each Portfolio were consistently complied with, as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other personnel with the applicable codes of ethics. The Board also noted the extent of the benefits provided to Portfolio shareholders as part of the Manager’s family of funds, including the wide range of Portfolios, Advisers and investment styles offered through the fund family. In addition, the Board considered, among other factors, the Manager’s and each Adviser’s best execution trading policies including a report by an independent portfolio trading analytical firm. The Board also took into account the quality of the administrative, shareholder servicing and distribution services provided to the Portfolios by the Manager and its affiliates. The Board also considered the overall performance and actions taken by the Manager and the Advisers in response to any issues arising out of the market turmoil and financial crisis experienced during 2008 and 2009.

Performance. As discussed further below with respect to each Portfolio, the Board received and reviewed information regarding the short-, intermediate- and long-term performance of each Portfolio over multiple periods, which generally included annual total returns, average annual total returns and rolling period total returns, on both an absolute basis and relative to an appropriate benchmark and/or peer group(s) provided by Lipper (with the first quartile being the best performers of the peer group and the fourth quartile being the worst performers of the peer group). In general, the Board considered long-term performance to be more important in its evaluation than short-term performance. For Portfolios with multiple Advisers, the Board also considered the performance of the allocated portions of each such Portfolio and whether the performance of the portions allocated to each of the Advisers met the Board’s expectations as to the compatibility of the Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board took into consideration that the Lipper performance information reflected the investment performance of each Portfolio’s Class IB shares, which have higher expense ratios and, therefore, lower performance, than the Class IA shares.

All Asset Allocation Portfolio

The Board considered that the Portfolio had outperformed its benchmark for the five-year period ended May 31, 2009, but had underperformed its benchmark for the one-, three- and ten-year periods ended on that date. The Board also considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board and the Manager discussed reasons for the Portfolio’s periods of underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s overall performance. In this respect, the Board noted that the Manager had restructured the Portfolio in 2005 and that its performance had shown improvement since then. Based on its review, the Board was satisfied with the Manager’s explanations and efforts to improve the Portfolio’s performance.

EQ/AllianceBernstein International Portfolio

The Board considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2009, but that the Portfolio’s performance had shown improvement in that its tracking error had declined since December 2008. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and the measures it and the Adviser had undertaken to improve the Portfolio’s overall performance. Based on its review, the Board was satisfied with the Manager’s explanations and efforts to improve the Portfolio’s overall performance, and determined that no changes to the Portfolio’s portfolio management arrangements were warranted.

EQ/AllianceBernstein Small Cap Growth Portfolio

The Board considered that the Portfolio’s performance was in the first or second quartile relative to its Lipper peer group for the five and ten-year periods ended May 31, 2009, but was in the third quartile for the three-year period ended on that date and the fourth quartile for the one-year period ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the ten-year period ended May 31, 2009, but underperformed its benchmark for the one-, three- and five-year periods ended on that date. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark for the short- and intermediate-term time periods, including the impact of the recent economic downturn on the Portfolio’s performance, and the measures it and the Adviser had undertaken to improve the Portfolio’s overall performance. Based on its review, the Board was satisfied with the Portfolio’s long-term performance relative to its peer group and benchmark and the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

EQ/AXA Franklin Small Cap Value Core Portfolio

The Board considered that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2009. The Board also considered that the Portfolio slightly underperformed its benchmark for the one-year and since inception periods ended May 31, 2009. The Board took into consideration that the Portfolio commenced operations on September 15, 2006 and, therefore, had a relatively short operating history on which to evaluate performance. The Board noted, however, that the long-term performance of the Adviser’s comparable fund generally has been reasonable relative to its benchmark. The Board and the Manager discussed reasons for the Portfolio’s underperformance relative to its peer group and benchmark, including the impact of the recent economic downturn on the Portfolio’s performance, and the measures it and the Adviser had undertaken to improve the Portfolio’s overall performance, including the recent addition of the Portfolio’s index allocated portion and the appointment of a new Adviser to manage that portion. Based on its review, the Board was satisfied with the Portfolio’s performance given its relatively short operating history and with the Manager’s explanations and efforts to improve the Portfolio overall performance, and determined that no further changes to the Portfolio’s portfolio management were warranted.

EQ/BlackRock Basic Value Equity Portfolio

The Board considered that the Portfolio’s performance was in the first or second quartile relative to the Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board also considered that the Portfolio outperformed its benchmark for the one-, three- and ten-year periods and only slightly underperformed its benchmark for the five-year period ended May 31, 2009. Based on its review, the Board was satisfied with the Portfolio’s overall performance relative to its benchmark and its peer group.

EQ/BlackRock International Value Portfolio

The Board considered that the Portfolio’s performance was in the second quartile relative to its Lipper peer group for the one-, five- and ten-year periods ended May 31, 2009, but was in the third quartile for the three-year period ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one- and ten-year periods ended May 31, 2009, and slightly underperformed the benchmark for the three- and five-year periods ended on that date. Based on its review, the Board was satisfied with the Portfolio’s overall performance relative to its benchmark and peer group.

EQ/Boston Advisors Equity Income Portfolio

The Board considered that the Portfolio had outperformed its benchmark for the one-, three- and five-year periods ended May 31, 2009, but had underperformed the benchmark for the ten-year period ended on that date. The Board also considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one, three-, five- and ten-year periods ended May 31, 2009. The Board and the Manager discussed reasons for the Portfolio’s underperformance relative to its peer group, including the impact of the recent economic downturn on the Portfolio’s performance, and the measures it and the Adviser had undertaken to improve the Portfolio’s overall performance. Based on its review, the Board was satisfied with the Portfolio’s performance relative to its benchmark and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

EQ/Calvert Socially Responsible Portfolio

The Board considered that the Portfolio had outperformed its benchmark for the since inception period ended May 31, 2009, but had underperformed the benchmark for the one-, three- and five-year and since inception periods ended on that date. The Board also considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2009. The Board also took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the Lipper peer group in which the Portfolio was placed for comparison purposes includes a wider range of fund types. The Board and the Manager discussed reasons for the Portfolio’s underperformance relative to its peer group and benchmark for certain periods and the measures it and the Adviser had undertaken to improve the Portfolio’s overall performance. Based on its review, the Board was satisfied with the Portfolio’s long-term performance relative to its benchmark and in light of its investment objectives and strategies and with the Manager’s explanations relating to the overall performance of the Portfolio.

EQ/Capital Guardian Growth Portfolio

The Board considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for three-, five- and ten-year periods ended May 31, 2009 and the third quartile for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. The Board noted that the Manager had taken steps to improve the Portfolio’s performance by hiring the current Adviser in December 2004, but that the relatively short period of time during which the current Adviser has been advising the Portfolio provided a limited basis on which to evaluate the Portfolio’s performance. Based on its review, the Board was satisfied with the Manager’s explanations and efforts to improve the Portfolio’s overall performance, and determined that no changes to the Portfolio’s portfolio management were warranted at the time, but that the Board would closely monitor the Portfolio’s future performance.

EQ/Capital Guardian Research Portfolio

The Board considered that the Portfolio had outperformed its benchmark for the ten-year period ended May 31, 2009, but had underperformed the benchmark for the one-, three- and five-year periods ended on that date. The Board also noted that the Portfolio’s performance was in the third or fourth quartile relative to the Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board and the Manager discussed the reasons for the Portfolio’s periods of underperformance relative to its peer group and its benchmark for certain periods and the measures that the Manager and the Adviser had undertaken to improve the Portfolio’s overall performance. Based on its review, the Board was satisfied with the Portfolio’s long-term performance relative to the benchmark and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance, and determined that no changes to the Portfolio’s portfolio management were warranted.

EQ/Common Stock Index Portfolio

The Board considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board also considered that the Portfolio underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board noted, however, that the Portfolio had been converted from an actively managed portfolio to a passively managed portfolio in December 2008 and that the Portfolio’s recent performance had shown improvement and generally was comparable to the benchmark that the Portfolio now seeks to track (before deduction of fees and expenses). Based on its review, the Board was satisfied with the Manager’s explanations and actions to improve the Portfolio’s overall performance.

EQ/Core Bond Index Portfolio

The Board considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board and the Manager discussed reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. In this respect, the Board noted that the Portfolio had been converted from an actively managed portfolio to an index portfolio in January 2009 to enhance the Portfolio’s performance. Based on its review, the Board was satisfied with the Manager’s explanations and efforts to improve the Portfolio’s overall performance, and determined that no portfolio management changes were warranted.

EQ/Davis New York Venture Portfolio

The Board considered that the Portfolio outperformed its benchmark for the one-year period ended May 31, 2009, and that the Portfolio’s performance for the since inception period ended on that date was slightly below, but generally in line with, its benchmark. The Board also considered that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2009. The Board and the Manager discussed reasons for the Portfolio’s underperformance relative to its peer group and efforts to improve the Portfolio’s performance. The Board took into consideration that the Portfolio commenced operations on August 31, 2006 and, therefore, had a relatively short operating history on which to evaluate performance. The Board noted, however, that the long-term performance of the Adviser’s comparable retail fund generally has been favorable relative to its benchmark. Based on its review and given the Portfolio’s relatively short operating history, the Board was satisfied with the Portfolio’s performance relative to its benchmark and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

EQ/Equity 500 Index Portfolio

The Board considered that although the Portfolio underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2009, the Portfolio’s performance correlated closely with that of its benchmark and therefore was consistent with its investment objective of seeking to achieve a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the index. The Board also considered that the Portfolio’s performance was in the third or fourth quartile relative to its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group, including the minor difference in the performances of funds in the top and bottom quartiles of the peer group. Based on its review and in light of the Portfolio’s investment objective and strategies, the Board was satisfied with the Portfolio’s overall performance.

EQ/Equity Growth PLUS Portfolio

The Board noted that the Portfolio’s performance was in the second quartile relative to its Lipper peer group for the five-year period ended on May 31, 2009, but was in the fourth quartile for the three-year period ended on that date and the third quartile for the one-year period ended on that date. The Board also noted that the Portfolio had outperformed its benchmark for the five-year and since inception periods ended May 31, 2009, but had underperformed its benchmark for the one- and three-year periods ended on that date. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark for certain periods. The Board and the Manager also discussed recent efforts to enhance the Portfolio’s performance, including the restructuring of the Portfolio into a hybrid “PLUS” portfolio format and the appointment of new Advisers to manage the Portfolio. The Board was satisfied with the Portfolio’s long-term performance relative to its benchmark and peer group and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance, and determined that no further changes to the Portfolio’s portfolio management were warranted.

EQ/Evergreen Omega Portfolio

The Board considered that the Portfolio’s performance was in the first or second quartile relative to its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board also considered that the Portfolio outperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2009. Based on its review, the Board was satisfied with the Portfolio’s performance relative to its peer group and benchmark.

EQ/Franklin Core Balanced Portfolio

The Board considered that the Portfolio underperformed its benchmarks and was in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2009 but outperformed its primary benchmark for the since inception period ended on that date. The Board took into consideration in connection with its review that the Portfolio commenced operations on September 15, 2006 and, therefore, had a relatively short operating history on which to evaluate performance. The Board also noted that the long-term performance of the Adviser’s comparable accounts has been reasonable. The Board and the Manager discussed reasons for the Portfolio’s underperformance, including the impact of the recent economic downturn on the Portfolio’s performance, and the measures it and the Adviser had undertaken to improve the Portfolio’s overall performance, including the recent addition of the Portfolio’s index allocated portion and the appointment of a new Adviser to manage that portion. Based on its review, the Board was satisfied with the Portfolio’s performance given its relatively short operating history and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance, and determined that no further changes to the Portfolio’s portfolio management were warranted.

EQ/Franklin Templeton Allocation Portfolio

The Board considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2009, but that the Portfolio had outperformed its benchmark for the one-year and since inception periods ended May 31, 2009. The Board took into consideration that the Portfolio commenced operations on September 15, 2006 and, therefore, had a relatively short operating history on which to evaluate performance. The Board and the Manager discussed reasons for the Portfolio’s underperformance relative to its peer group, including the impact of the recent economic downturn on the Portfolio’s performance, and efforts to improve the Portfolio’s performance. Based on its review, the Board was satisfied with the Portfolio’s performance given its relatively short operating history and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance, and determined that no changes to the Portfolio’s portfolio management were warranted.

EQ/GAMCO Mergers and Acquisitions Portfolio

The Board considered that the Portfolio’s performance was in the first quartile for the one-, three- and five-year periods ended May 31, 2009, and that the Portfolio had outperformed its benchmark for the one-, three- and five-year and since inception periods ended on that date. Based on its review, the Board was satisfied with the Portfolio’s overall performance relative to its peer group and benchmark.

EQ/GAMCO Small Company Value Portfolio

The Board considered that the Portfolio’s performance was in the first quartile relative to its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2009, and that the Portfolio had outperformed its benchmark for the one-, three-, five- and ten-year periods ended on that date. Based on its review, the Board was satisfied with the overall performance of the Portfolio relative to its peer group and benchmark.

EQ/Global Bond PLUS Portfolio

The Board considered that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2009. The Board also considered that the Portfolio had underperformed its benchmark for the one- and three-year and since inception periods ended May 31, 2009. The Board noted, however, that the Manager recently had restructured the Portfolio into a hybrid “PLUS” portfolio format and appointed an additional Adviser to manage the Portfolio in an effort to enhance the Portfolio’s performance and reduce volatility. Based on its review, the Board was satisfied with the Manager’s efforts to improve the Portfolio’s performance and determined that no further changes to the Portfolio’s portfolio management were warranted.

EQ/Global Multi-Sector Equity Portfolio

The Board considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board also considered that the Portfolio had changed its benchmark as of May 1, 2009 and had underperformed that benchmark for the one-year period ended on May 31, 2009 but outperformed the benchmark for the three-, five- and ten-year periods ended on that date. The Board also noted that the Manager recently had restructured the Portfolio and appointed an additional Adviser to manage the Portfolio to address the Portfolio’s underperformance and reduce volatility. Based on its review, the Board was satisfied with the actions taken by the Manager to enhance the Portfolio’s performance and determined that no further changes to the Portfolio’s portfolio management were warranted.

EQ/Intermediate Government Bond Index Portfolio

The Board considered that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2009 and the fourth quartile for the three-, five- and ten-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board noted, however, that the Portfolio had been converted from an actively managed portfolio to an index portfolio in January 2009 to enhance the Portfolio’s performance and reduce volatility. The Board also noted that the Portfolio’s recent performance had improved and was consistent with its investment strategy of seeking to replicate as closely as possible before expenses the total return of the Barclays Capital U.S. Intermediate Government Index. Based on its review, the Board was generally satisfied with the Portfolio’s performance following its conversion and the actions taken by the Manager to improve the Portfolio’s performance.

EQ/International Core PLUS Portfolio

The Board considered that the Portfolio’s performance was better than its benchmark and ranked in the second quartile relative to its Lipper peer group for the three- and ten-year periods ended May 31, 2009, but underperformed the benchmark and was in the third quartile relative to its peer group for the one- and five-year periods ended on that date. The Board and the Manager discussed the reasons for the Portfolio’s periods of underperformance relative to its peer group and its benchmark for certain periods and the measures it had undertaken to improve the Portfolio’s overall performance, including the restructuring of the Portfolio into a hybrid “PLUS” portfolio format in May 2007. Based on its review, the Board was satisfied with the Portfolio’s overall performance relative to its benchmark and peer group and with the Manager’s explanations and efforts to address the Portfolio’s underperformance for certain periods.

EQ/International ETF Portfolio

The Board noted that the Portfolio’s performance had ranked in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2009. The Board also considered that the Portfolio underperformed its benchmark for the one-year and since- inception periods ended May 31, 2009. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve this performance. The Board factored into its evaluation the Portfolio’s relatively short operating history on which to evaluate performance. Based on its review and given the Portfolio’s short operating history, the Board was satisfied with the Portfolio’s overall performance and with the Manager’s explanations and efforts to improve performance and determined that no changes to the Portfolio’s portfolio management were warranted.

EQ/International Growth Portfolio

The Board considered that the Portfolio had outperformed its benchmark and was in the first quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2009, but had underperformed its benchmark and was in the third quartile relative to its Lipper peer group for the five- and ten-year periods ended on May 31, 2009. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark for certain periods and efforts to improve this performance. In this respect, the Board noted that the Manager had appointed the current Adviser to advise the Portfolio in July 2005 and that since then, the Portfolio’s performance generally had improved. Based on its review, the Board was satisfied with the Portfolio’s performance relative to its peer group and benchmark since the appointment of the current Adviser and with the Manager’s efforts to improve the Portfolio’s overall performance.

EQ/JPMorgan Value Opportunities Portfolio

The Board considered that the Portfolio’s performance was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2009, but was in the third quartile for the three- and five-year periods ended on that date and the fourth quartile for the ten-year period ended on that date. The Board also noted that the Portfolio had outperformed its benchmark for the one- and three-year periods ended May 31, 2009, but had underperformed the benchmark for the five- and ten-year periods ended on that date. The Board and the Manager discussed the reasons for the Portfolio’s periods of underperformance relative to its peer group and benchmark and the measures it had undertaken to improve the Portfolio’s overall performance. In this respect, the Board noted that the Manager had appointed the Portfolio’s current Adviser in December 2004 and that the Portfolio’s performance had improved since then. Based on its review, the Board was satisfied with the Portfolio’s performance relative to its peer group and benchmark since the appointment of the current Adviser and with the Manager’s efforts to improve the Portfolio’s overall performance.

EQ/Large Cap Core PLUS Portfolio

The Board considered that the Portfolio’s performance was in the second quartile relative to its Lipper peer group for the five-year period ended May 31, 2009, but was in the third quartile for the one- and three-year periods ended on that date and the fourth quartile for the ten-year period ended on that date. The Board also considered that the Portfolio had outperformed its benchmark for one- and five-year periods ended on May 31, 2009, but had underperformed the benchmark for the three- and ten-year periods ended on that date. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. In this respect, the Board noted that the Manager had restructured the Portfolio into a hybrid “PLUS” portfolio format in May 2007 and that the Portfolio’s performance generally had improved since its restructuring. Based on its review, the Board was satisfied with the Portfolio’s overall performance relative to its benchmark and peer group and with the Manager’s efforts to improve the Portfolio’s overall performance.

EQ/Large Cap Growth Index Portfolio

In reviewing the Portfolio’s historical performance, the Board took into account the Portfolio’s recent conversion to an index portfolio. The Board noted that the Portfolio’s performance was in the first quartile relative to its Lipper peer group for the one- and five-year periods ended May 31, 2009, the second quartile for the three-year period ended on that date and the fourth quartile for the ten-year period ended on that date. The Board also considered that the Portfolio underperformed its benchmark for the ten-year period ended May 31, 2009 but outperformed its benchmark for the one-, three- and five-year periods ended on that date. The Board further noted that, since the Portfolio’s conversion to an index portfolio, the Portfolio’s performance has been consistent with its investment objective of seeking to achieve a total return before expenses that approximates the total return of the Russell 1000® Growth Index, including reinvestment of dividends at a risk level consistent with the index. Based on its review, the Board was satisfied with the Manager’s actions to improve the Portfolio’s performance and with the Portfolio’s performance in light of its investment objective and strategies.

EQ/Large Cap Growth PLUS Portfolio

The Board considered that the Portfolio’s performance was in the first quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2009, but was in the third quartile for the ten-year period ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board also took into account that the Portfolio was restructured into a hybrid “PLUS” portfolio format in May 2007, and that the Portfolio’s performance had improved since then. Based on its review, the Board was satisfied with the Portfolio’s overall performance relative to its peer group and benchmark and with the Manager’s efforts to improve the Portfolio’s performance.

EQ/Large Cap Value Index Portfolio

The Board considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2009 and that the Portfolio had underperformed its benchmark for the one- and three-year and since inception periods ended May 31, 2009. In evaluating the Portfolio’s performance, the Board considered that the Manager had converted the Portfolio from an actively managed portfolio to an index portfolio in January 2009 to enhance the Portfolio’s performance and address volatility in the Portfolio’s performance. The Board noted that the Portfolio’s performance has improved against its benchmark since its conversion to an index portfolio and has been consistent with its investment strategy of seeking to replicate as closely as possible before expenses the total return of its benchmark index. Based on its review and taking into account the Portfolio’s investment objective and strategies, the Board was satisfied with the Portfolio’s performance and with Manager’s actions to improve the Portfolio’s performance.

EQ/Large Cap Value PLUS Portfolio

The Board considered that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the ten-year period ended May 31, 2009 and the fourth quartile for the one-, three- and five-year periods ended on that date. In addition, the Board considered that the Portfolio underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and actions to improve the Portfolio’s performance. In this respect, the Board noted that the Manager had restructured the Portfolio into a hybrid “PLUS” portfolio format in December 2008 to enhance the Portfolio’s performance and had appointed an additional Adviser, and that the Portfolio’s performance had shown improvement since then. Based on its review, the Board was satisfied with the Manager’s explanations and efforts to improve the Portfolio’s performance and determined that no further portfolio management changes were warranted.

EQ/Lord Abbett Growth and Income Portfolio

The Board considered that the Portfolio outperformed its benchmark for the one- and three-year periods ended May 31, 2009, but slightly underperformed its benchmark for the since inception period ended on that date. The Board also considered that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the one-year period ended on May 31, 2009 and the fourth quartile relative for the three-year period ended on that date. The Board and the Manager discussed the reasons for the Portfolio’s periods of underperformance relative to its peer group and its benchmark and the measures it and the Adviser had undertaken to improve the Portfolio’s overall performance. The Board also took into account that the Portfolio, which commenced operations in April 2005, had a relatively short operating history on which to evaluate performance and noted that the long-term performance of the Adviser’s comparable accounts generally has been satisfactory relative to their benchmark. Based on its review, the Board was satisfied with the Portfolio’s overall performance relative to its benchmark and with the Manager’s explanations regarding the Portfolio’s performance, and determined that no changes to the Portfolio’s portfolio management were warranted.

EQ/Lord Abbett Large Cap Core Portfolio

The Board considered that the Portfolio’s performance was in the first quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2009. The Board noted that the Portfolio outperformed its benchmark for the one- and three-year periods ended May 31, 2009 and underperformed its benchmark for the since inception period ended on that date. Based on its review, the Board was satisfied with the Portfolio’s overall performance.

EQ/Mid Cap Index Portfolio

The Board considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2009 and that the Portfolio underperformed its benchmark for each of those periods and for the since inception period ended on that date. The Board noted, however, that before December 1, 2008, the Portfolio was actively managed by a different Adviser and that since the Portfolio’s conversion to an index portfolio, its performance generally has been consistent with its investment objective of seeking to achieve a total return before expenses that approximates the total return performance of the S&P Mid Cap 400 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P Mid Cap 400 Index. The Board and the Manager discussed the reasons for the Portfolio’s periods of underperformance relative to its peer group and its benchmark and the measures it had undertaken to improve the Portfolio’s overall performance, including the conversion of the Portfolio from an actively managed portfolio to an index portfolio. Based on its review, the Board was satisfied with the Manager’s explanations and efforts to improve the Portfolio’s performance, and determined that no further changes to the Portfolio’s portfolio management were warranted.

EQ/Mid Cap Value PLUS Portfolio

The Board considered that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the one-, five- and ten-year periods ended May 31, 2009 and the fourth quartile for the three-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the three-, five- and ten-year periods ended on that date, but had slightly outperformed its benchmark for the one-year period ended on that date. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark, and efforts to improve the Portfolio’s performance. In its evaluation of the Portfolio’s performance, the Board noted that the Manager had restructured the Portfolio into a hybrid “PLUS” portfolio format in May 2007 and appointed an additional Adviser to manage the Portfolio and that the Portfolio’s performance had shown some improvement as a result of the changes. Based on its review, the Board was satisfied with the Manager’s explanations and efforts to improve the Portfolio’s performance and determined that no further changes to the Portfolio’s portfolio management were warranted.

EQ/Money Market Portfolio

The Board considered that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the three- and five-year periods ended May 31, 2009 and the fourth quartile for the one- and ten-year periods ended on that date. The Board also considered that the Portfolio slightly underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. Among other things, the Board took into account the relatively small difference in the performances of portfolios in the top and bottom Lipper quartiles as a result of the current interest rate environment. Based on its review, the Board was satisfied with the Portfolio’s overall performance relative to its benchmark and peer group and with the Manager’s explanations regarding the Portfolio’s overall performance.

EQ/Montag & Caldwell Growth Portfolio

The Board considered that the Portfolio’s performance was in the first or second quartile relative to its Lipper peer group for the one-, three-, five-and ten-year periods ended May 31, 2009. The Board also considered that the Portfolio had outperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2009. Based on its review, the Board was satisfied with the Portfolio’s overall performance relative to its peer group and benchmark.

EQ/Mutual Large Cap Equity Portfolio

The Board considered that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2009, and that the Portfolio had underperformed its benchmark for the one-year and since inception periods ended May 31, 2009. The Board took into consideration that the Portfolio commenced operations on September 15, 2006 and, therefore, had a relatively short operating history on which to evaluate performance. The Board and the Manager discussed reasons for the Portfolio’s underperformance relative to its peer group and benchmark, including the impact of the recent economic downturn on the Portfolio’s performance, and efforts to improve the Portfolio’s overall performance, including the recent addition of the Portfolio’s index allocated portion and the appointment of a new Adviser to manage that portion. Based on its review and taking into account the Portfolio’s relatively short operating history, the Board was satisfied with the Portfolio’s performance and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance, and determined that no further changes to the Portfolio’s portfolio management were warranted.

EQ/Oppenheimer Global Portfolio

The Board considered that the Portfolio’s performance was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2009. The Board also considered that the Portfolio outperformed its benchmark for the one-year and since inception periods ended May 31, 2009. The Board noted that the Portfolio had a relatively short operating history on which to evaluate performance because the Portfolio had commenced operations in August 2006; however, based on its review, the Board was satisfied with the Portfolio’s performance relative to its peer group and benchmark.

EQ/PIMCO Ultra Short Bond Portfolio

The Board considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2009 and the third quartile for the three- and five-year periods ended on that date. The Board also considered that the Portfolio changed its benchmark as of May 1, 2009 and outperformed that benchmark for the three-year and since inception periods ended May 31, 2009 and underperformed the benchmark for the one-and five-year periods ended May 31, 2009. The Board and the Manager discussed the reasons for the Portfolio’s periods of underperformance relative to its peer group and its benchmark and the measures it had undertaken to improve the Portfolio’s overall performance. In this respect, the Board noted that the Manager had implemented certain changes to the Portfolio effective in May 2009 to enhance the Portfolio’s performance. Based on its review, the Board was satisfied with the Manager’s explanations and efforts to improve the Portfolio’s performance and determined that no further changes to the Portfolio’s portfolio management were warranted.

EQ/Quality Bond PLUS Portfolio

The Board considered that the Portfolio’s performance was in the fourth quartile relative to its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year period ended May 31, 2009. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark. The Board and the Manager also discussed efforts to improve the Portfolio’s overall performance, including the restructuring of the Portfolio into a hybrid “PLUS” portfolio format and the appointment of an additional Adviser to manage the Portfolio in December 2008, and noted that the Portfolio’s performance had improved since the implementation of these changes. Based on its review, the Board was satisfied with the Manager’s explanations and efforts to improve the Portfolio’s overall performance and determined that no further changes to the Portfolio’s portfolio management were warranted.

EQ/Small Company Index Portfolio

The Board noted that although the Portfolio underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2009, the Portfolio’s performance correlated closely with that of its benchmark and therefore was consistent with its investment objective of seeking to achieve a total return before fees and expenses that approximates the total return of the Russell 2000® Index, including reinvestment of dividends. The Board also considered that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the one-, three-, five- and ten-year periods ended May 31, 2009, but that the difference in the performance of the portfolios in the top and bottom quartiles was very small. Based on its review and in light of the Portfolio’s investment objective and strategies, the Board was satisfied that the Portfolio’s overall performance.

EQ/Templeton Global Equity Portfolio

The Board considered that the Portfolio had outperformed its benchmark for the one-year period ended May 31, 2009, but had underperformed the benchmark for the since inception period ended on that date. The Board also considered that the Portfolio’s performance was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2009. The Board took into consideration that the Portfolio commenced operations on September 15, 2006 and, therefore, had a relatively short operating history on which to evaluate performance. The Board and the Manager discussed reasons for the Portfolio’s underperformance relative to its peer group and benchmark for certain periods, including the impact of the recent economic downturn on the Portfolio’s performance, and the measures it and the Adviser had undertaken to improve the Portfolio’s overall performance, including the recent addition of the Portfolio’s index allocated portion and the appointment of a new Adviser to manage that portion. Based on its review and taking into account the Portfolio’s relatively short operating history and discussions with the Manager regarding efforts to improve the Portfolio’s performance, the Board was satisfied with the Portfolio’s performance and with the Manager’s explanations and actions to improve the Portfolio’s overall performance, and determined that no further changes to the Portfolio’s portfolio management were warranted.

EQ/T. Rowe Price Growth Stock Portfolio

The Board also considered that the Portfolio had outperformed its benchmark for the ten-year period ended May 31, 2009, but had underperformed the benchmark for the one-, three- and five-year periods ended on that date. The Board also considered that the Portfolio’s performance was in the second quartile relative to the Lipper peer group for the one-year period ended May 31, 2009, but was in the fourth quartile for the three- and five-year periods ended on that date and the third quartile for the ten-year period ended on that date. The Board and the Manager discussed reasons for the Portfolio’s periods of underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. In this respect, the Board noted that the Manager had appointed the current Adviser to advise the Portfolio in July 2007, and that the Portfolio’s performance had shown improvement since then. Based on its review, the Board was satisfied with the Manager’s efforts to improve the Portfolio’s overall performance and determined that no further changes to the Portfolio’s portfolio management were warranted.

EQ/UBS Growth and Income Portfolio

The Board considered that the Portfolio’s performance was in the fourth quartile relative to the Lipper peer group for the one-year period ended May 1, 2009 and the third quartile for the three-, five- and ten-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2009. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and the measures it and the Adviser had taken to improve the Portfolio’s overall performance. The Board also considered that the Portfolio historically had strong performance results. Based on its review, the Board was satisfied with the Manager’s explanations and efforts to improve the Portfolio’s overall performance, and determined that no changes to the Portfolio’s portfolio management were warranted.

EQ/Van Kampen Comstock Portfolio

The Board considered that the Portfolio’s performance was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2009, but was in the fourth quartile for the three-year period ended on that date. The Board also considered that the Portfolio had outperformed its benchmark for the one-year period ended May 31, 2009, but had underperformed its benchmark for the three-year and since inception periods ended on that date. The Board and the Manager discussed reasons for the Portfolio’s periods of underperformance relative to its peer group and benchmark and the measures it and the Adviser had taken to improve the Portfolio’s overall performance. Based on its review and noting that the Portfolio had a relatively short operating history, the Board was satisfied with the Portfolio’s overall performance relative to its peer group and benchmark and with the Manager’s explanations regarding the Portfolio’s performance.

EQ/Van Kampen Mid Cap Growth Portfolio

The Board considered that the Portfolio’s performance for the one-year and three-year periods ended May 31, 2009 ranked in the second and first quartiles, respectively, relative to its Lipper peer group. In addition, the Board noted that the Portfolio outperformed its benchmark for the one-year, three-year and since inception periods ended May 31, 2009. While noting that the Portfolio had a relatively short operating history on which to evaluate performance, the Board, based on its review, was satisfied with the Portfolio’s performance relative to its peer group and benchmark.

Comparative Expenses. The Board reviewed a comparative analysis of the contractual and net management fees and the actual expense ratios of each Portfolio compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. The Lipper expense data is based upon historical information taken from each Portfolio’s annual report for the period ended December 31, 2008 (updated to reflect changes to the contractual management fee schedules for certain Portfolios that were implemented in early 2009) and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most Portfolios. While recognizing the limitations inherent in Lipper’s methodology and that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative expenses, Lipper provides information on each Portfolio’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Portfolio, as well as the actual management fee and expense ratios of the Portfolio in comparison with those of its expense group. The Lipper investment management fee analysis includes within such fee any separate administrative fees, and the Lipper expense ratios are shown for Class IA and Class IB shares of the relevant Portfolio. In reviewing the comparative expense information, the Board also considered each Portfolio’s investment management fee and, where applicable, investment advisory fees, in light of the nature, quality and extent of the services provided by the Manager and Adviser(s), including the resources devoted to Portfolio compliance. The Board also examined the advisory fees paid with respect to each Portfolio in light of fees paid by similar portfolios advised by each Adviser. The Board also considered that disclosure of all fees and expenses of each Portfolio is explicit to potential and current shareholders.

All Asset Allocation Portfolio and EQ/International ETF Portfolio

The Board considered that the contractual management fees and total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the All Asset Allocation Portfolio’s Class IB shares (the only shares offered for investment) were above the median for the Portfolio’s Lipper peer group and, for the EQ/International ETF Portfolio’s Class IA and Class IB shares, below the median relative to the Portfolio’s Lipper peer group. In evaluating the Portfolios’ management fees and expense ratios, the Board took into consideration that, although each Portfolio is structured as a fund-of-funds that is directly managed by the Manager, the Portfolios differ in their respective investments and investment strategies and, therefore, the extent of portfolio management services they receive from the Manager. The Board also considered that each Portfolio was subject to an expense limitation agreement whereby the Manager agreed to make payments or waive all or a portion of its management, administration and other fees to reduce the net management fee and to limit the Portfolio’s total expense ratios to certain levels as set forth in its prospectus. In addition, the Board determined that the management fees charged pursuant to the relevant Management Agreements were based on services provided in addition to, rather than duplicative of, the services provided under advisory agreements to the underlying exchange-traded funds in which the Portfolios invest. Based on its review, the Board was satisfied with the Manager’s management fees for and total expense ratios of both Portfolios.

Index Portfolios

The Board considered that the contractual management fees for the EQ/Common Stock Index, EQ/Core Bond Index, EQ/Intermediate Government Bond Index, EQ/Large Cap Growth Index, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index Portfolios were below the median for their respective Lipper peer group and that the contractual management fee for the EQ/Equity 500 Index Portfolio was above the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios for the Class IA and Class IB shares of the Portfolios were below the median relative to their Lipper peer groups (except for the total expense ratios of the Class IB shares of the EQ/Core Bond Index, EQ/Equity 500 and EQ/Intermediate Government Index Portfolios, which were above the median). Based on its review, the Board was satisfied with the Manager’s and each Adviser’s fee rate and the total expense ratios of each index Portfolio.

“PLUS” Portfolios

The Board considered that the contractual management fees for the EQ/Equity Growth PLUS, EQ/International Core PLUS, EQ/Large Cap Core PLUS, EQ/Large Cap Growth PLUS, EQ/Large Cap Value PLUS and EQ/Mid Cap Value PLUS Portfolios were below the median relative to their respective Lipper peer groups. The Board also considered that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolios invest) for these Portfolios’ Class IA shares were lower than the median relative to their Lipper peer group and that the total expense ratios for the Class IB shares generally were higher than the median relative to their Lipper peer group. The Board noted that the Manager had agreed to make payments or waive all or a portion of its management, administration and other fees to reduce the net management fee and so that the total expense ratios for each of these Portfolios did not exceed certain levels as set forth in the prospectus. With respect to the EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios, the Board considered that the contractual management fees and total expense ratios (excluding fees and expenses of other investment companies in which the Portfolios invest) generally were above the median for their respective Lipper peer groups. In addition, with respect to each of the PLUS Portfolios, the Board determined that the management fees charged pursuant to the relevant Management Agreements were based on services provided in addition to, rather than duplicative of, the services provided under advisory agreements to the underlying exchange-traded funds in which the Portfolios invest. Based on its review, the Board was satisfied with the Manager’s and each Adviser’s fee rate and the total expense ratios of each Portfolio.

Other Portfolios

With respect to the EQ/AllianceBernstein Small Cap Growth, EQ/BlackRock Basic Value Equity, EQ/JPMorgan Value Opportunities and EQ/Templeton Global Equity Portfolios, the Board considered that the contractual management fee for each Portfolio was below the median relative to the Portfolio’s Lipper peer group. With respect to the EQ/AllianceBernstein International, EQ/AXA Franklin Small Cap Value Core, EQ/BlackRock International Value, EQ/Boston Advisors Equity Income, EQ/Calvert Socially Responsible, EQ/Capital Guardian Growth, EQ/Capital Guardian Research, EQ/Davis New York Venture, EQ/Evergreen Omega, EQ/Franklin Core Balanced, EQ/Franklin Templeton Allocation, EQ/GAMCO Mergers and Acquisitions, EQ/GAMCO Small

Company Value, EQ/Global Multi-Sector Equity, EQ/International Growth, EQ/Lord Abbett Growth and Income, EQ/Lord Abbett Large Cap Core, EQ/Money Market, EQ/Montag & Caldwell Growth, EQ/Mutual Large Cap Equity, EQ/Oppenheimer Global, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock, EQ/UBS Growth and Income, EQ/Van Kampen Comstock and EQ/Van Kampen Mid Cap Growth Portfolios, the Board considered that each Portfolio’s contractual management fee was above the median relative to the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios for each Portfolio’s Class IA and Class IB shares were below and above the median, respectively, relative to the Portfolio’s Lipper peer group (except for the total expense ratio for the EQ/BlackRock Basic Value Equity Portfolio’s Class IB shares, which was below the median, and the total expense ratios for the Class IA shares of the EQ/Davis New York Venture, EQ/GAMCO Mergers and Acquisitions, EQ/International Growth, EQ/Mutual Large Cap Equity, EQ/Oppenheimer Global, and EQ/T. Rowe Price Growth Stock Portfolios, which were above the median).

The Board considered that although the management fees and Class IB total expense ratios for these Portfolios generally were higher than the median for their respective peer group, the management fee schedule for each Portfolio (except the EQ/Franklin Templeton Allocation and EQ/Money Market Portfolios) includes breakpoints so that the fee is reduced as the assets of the Portfolio increase. The Board noted that any such reduction in the Portfolio’s management fee would result in corresponding reductions in the Portfolio’s total expense ratios. The Board also considered that the Manager had taken further measures to limit the Portfolios’ expenses by subsidizing the expenses of each Portfolio (except the EQ/AllianceBernstein Small Cap Growth, EQ/BlackRock Basic Value Equity, EQ/Davis New York Venture, EQ/GAMCO Mergers and Acquisitions, EQ/GAMCO Small Company Value, EQ/Global Multi-Sector Equity, EQ/International Growth and EQ/Money Market Portfolio) through a contractual expense limitation arrangement, thereby ensuring that the Portfolio’s total expense ratios did not exceed the levels set forth in the Portfolio’s prospectus. In addition, the Board noted that since the last contract renewal, the Manager had reduced the contractual management fee rate for the EQ/AXA Franklin Small Cap Value Core, EQ/Franklin Core Balanced, EQ/Global Multi-Sector Equity, EQ/Mutual Large Cap Equity, EQ/Templeton Global Equity Portfolios to reflect changes in the level of services the Manager provides to those Portfolios as a result of each Portfolio’s recent restructuring in which an index allocated portion was added to the Portfolio. The Board also noted that the Manager pays the advisory fees to the Portfolios’ Advisers out of the management fees it receives from the Portfolios. Taking into account these factors as well as the profitability of each Portfolio to the Manager, the Board was satisfied, based on its review, with the Manager’s and the Adviser’s fee rate.

Profitability and Costs. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed the Portfolio profitability information setting forth the overall profitability of the Trust to the Manager, as well as the Manager’s profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2008, which was the most recent fiscal year end for the Manager. During portions of such period, the assets of the Trust were significantly higher than at the time of the Board’s July 7-8, 2009 meeting, and to such extent, the profitability analysis did not reflect fund operations as of that time. While taking this into account in assessing the significance of the Portfolio profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be more fully reflected in the profitability analysis covering the Manager’s 2009 fiscal year period. The Board also reviewed information provided by the Manager regarding the potential impact on profitability of certain contractual changes to the management fee schedules for certain Portfolios that were implemented in early 2009.

In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Portfolio, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting and other appropriate adjustments, the cost allocation methodology was consistent with that followed in profitability report presentations for the Portfolios made in prior years. In reviewing and discussing such analysis, the Manager discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Portfolio in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from recently adopted SEC rules and other regulatory requirements. In addition, the Board considered information prepared by management comparing the profitability of the Manager on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from Portfolio operations, including the following. The Board noted that the Manager also serves as the administrator for the Portfolios, receiving compensation for acting in this capacity. In addition, the Board recognized that one the Manager’s affiliates, AllianceBernstein, serves as an Adviser to certain Portfolios and receives advisory fees that are paid by the Manager out of the fees that it earns from those Portfolios. The Board also recognized that AXA Advisors, LLC and AXA Distributors, LLC, which also are affiliated with the Manager, serve as the underwriters for the Trust and receive payments pursuant to Rule 12b-1 plans from the Portfolios with respect to their Class IB shares to compensate them for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and from time to time may receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that the All Allocation Portfolio and the EQ/Franklin Templeton Allocation Portfolio invest in other portfolios managed by the Manager and advised by Advisers that may be affiliates of the Manager and that these underlying portfolios pay management and administration fees to the Manager, who may in certain cases pay advisory fees to affiliated Advisers, and pay distribution fees to the Manager’s distribution affiliates. The Board also noted that the Manager, as the depositor of insurance company separate accounts investing in the Portfolios, receives certain significant tax benefits associated with such investments. Based on its consideration of the factors above, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Portfolio was not excessive in view of the nature, quality and extent of services provided.

The Manager advised the Board that it does not regard Adviser profitability as meaningful to an evaluation of the Agreements with the Advisers because the willingness of the Advisers to serve in such capacity depends upon arm’s-length negotiations with the Manager, the Manager generally is aware of the fees charged by the Advisers to other clients, and the Manager believes that the fees agreed upon with the Advisers are reasonable in light of the quality of investment advisory services rendered. The Board accepted the Manager’s explanation in light of the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Portfolio and the fact that each Adviser’s fee is paid by the Manager. However, in its consideration of the Advisory Agreements, the Board noted, among other things, that each Adviser may derive ancillary benefits from Portfolio operations. For example, each Adviser, through its position as an Adviser to its Portfolio(s), may engage in soft dollar transactions. The Board received information regarding each Adviser’s procedures for executing portfolio transactions for the allocated portion of the Portfolio(s) it advises and each Adviser’s policies and procedures for the selection of brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that each Adviser may be affiliated with registered broker-dealers, who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that affiliates of the Advisers may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager or its affiliates and that the proceeds of those sales may be invested in the Portfolios.

Economies of Scale. The Board also considered whether economies of scale are realized by the Manager as the Portfolios grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board noted that economies of scale are shared with certain Portfolios and its shareholders through management fee breakpoints so that as a Portfolio grows in size, its effective management fee rate declines. The Board also noted that, although the management and administration fees for some Portfolios do not include breakpoints, the Manager was subsidizing certain Portfolios’ expenses by making payments or waiving all or a portion of its management, administration and other fees so that such Portfolios’ total expense ratios did not exceed certain levels as set forth in the prospectus. The Board also noted that if a Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than fixed expenses.

ADDITIONAL APPROVALS

At a subsequent meeting held on December 14-15, 2009, the Trust’s Board, including the Independent Trustees, unanimously approved (i) an Advisory Agreement between the Manager and Wells Capital Management, Inc. (“Wells Capital”) with respect to the EQ/Evergreen Omega Portfolio, (ii) an Advisory Agreement among the Manager, Wells Capital and FIA with respect to the EQ/Global Bond PLUS Portfolio, (iii) an Advisory Agreement between the Manager and Invesco Advisers, Inc. (“Invesco”) with respect to the EQ/Van Kampen Comstock Portfolio, and (iv) an amendment to the Advisory Agreement (“Amendment”) between the Manager and BlackRock Investment Management LLC (“BlackRock” and together with Wells Capital, FIA and Invesco, the “New Advisers”) to add the EQ/Equity Growth PLUS Portfolio, EQ/International Core PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio and EQ/Mid Cap Value PLUS Portfolio (together, the “Equity PLUS Portfolios”).

In reaching its decision to approve each Advisory Agreement and the Amendment, the Board considered the overall fairness of the Advisory Agreement or Amendment and whether the Advisory Agreement or Amendment was in the best interests of the affected Portfolio. The Board further considered factors it deemed relevant with respect to each Portfolio, including, as applicable: (1) the nature, quality and extent of the services to be provided to the Portfolio by the New Adviser(s) and its respective affiliates; (2) the performance of the Portfolio (or portion thereof) or, with respect to each Equity PLUS Portfolio, composite performance of the relevant index strategy managed by BlackRock as well as other performance information; (3) the proposed subadvisory fees; (4) the impact of the appointment of the New Adviser(s) on the Manager’s profitability; (5) the anticipated effect of growth and size on the Portfolio’s expenses; and (6) the “fall out” benefits to be realized by the Manager, the New Adviser(s) and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, the New Adviser(s) and their respective affiliates). In considering each Advisory Agreement and the Amendment, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In addition, with respect to the new Advisory Agreements with Wells Capital, FIA and Invesco, the Board also considered that the Advisory Agreements were necessitated by changes in control of the then-current Advisers. Furthermore, with respect to the Amendment, the Board considered that BlackRock would be responsible for managing the index allocated portion of each Equity PLUS Portfolio and would replace the then-current Adviser for this portion of each Equity PLUS Portfolio. In addition, the Board noted that BlackRock would be responsible for managing an additional investment strategy that also was approved for each Equity PLUS Portfolio at the meeting, which focuses on investments in futures and options contracts to manage equity market exposure. Information regarding this additional investment strategy is available in each Equity PLUS Portfolio’s current Prospectus, as supplemented.

In considering the Amendment, the Board also considered factors in the context of the overall objectives for the Equity PLUS Portfolios as multi-advised Portfolios, including the following: (1) to offer a broad array of investment disciplines; (2) to provide performance over extended market cycles that exceeds the performance of the relevant benchmark with lower volatility by combining different investment styles and Advisers within the same discipline; (3) to offer a product to investors that provides access to Advisers that may not otherwise be available to many of the Equity PLUS Portfolios’ investors because of those Advisers’ minimum investment amounts; and (4) to provide active oversight through the Manager’s monitoring of compliance with performance, volatility and other stated objectives.

Information furnished in connection with the approval process included memoranda and other materials prepared by the Manager, and the New Advisers describing, among other things, the services to be provided by the New Advisers and the investment personnel of a New Adviser, proposed advisory fees, performance information and other matters. The information regarding each New Adviser, each new Advisory Agreement and the Amendment was provided to the Trustees prior to the meeting. During the meeting, the Trustees discussed the information provided and the Independent Trustees also met in executive session during the meeting to review this information. The Independent Trustees were assisted by independent counsel during these meetings and during their deliberations regarding the Advisory Agreements and the Amendment, and also received materials discussing the legal standards applicable to their consideration of the Advisory Agreements and the Amendment. While the Advisory Agreements and the Amendment were considered at the same Board meeting, the Board dealt with each Portfolio separately. In approving the Advisory Agreement or the Amendment with respect to the affected Portfolio, the Board, including the Independent Trustees, determined that the proposed advisory fee structure was fair and reasonable and that approval of the Advisory Agreement or Amendment was in the best interests of the Portfolio and its shareholders. While attention was given to all information furnished, the following discusses some of the primary factors relevant to the Board’s decision.

Nature, Quality and Extent of Services. The Board was satisfied with the nature, quality and extent of the overall services to be provided by the New Advisers to the Portfolios. In addition to the investment performance information discussed later, the Board considered the responsibilities and experience of each New Adviser. The Board also considered that each New Adviser would be responsible for (i) making investment decisions on behalf of the relevant Portfolio (or portion thereof) and, with respect to BlackRock, implementing each Equity PLUS Portfolio’s futures and options strategy, (ii) placing all orders for the purchase and sale of investments for the assets advised by the New Adviser with brokers or dealers, and (iii) performing related administrative functions. The Board considered, among other things, information regarding each New Adviser’s investment process, the background of each portfolio manager who would provide services to the Portfolio (or portion thereof), the general method of compensation for the portfolio managers and each New Adviser’s best execution trading policies. With respect to Wells Capital, FIA and Invesco, the Board also considered that, although changes in control of the then-current Advisers to the Portfolios necessitated the approval of the new Advisory Agreements, the new Advisory Agreements were not expected to result in any changes to the investment processes or portfolio managers for each Portfolio.

Performance. With respect to the Advisory Agreements, the Board took into consideration information about each Portfolio’s performance provided during the year at regular and special Board Meetings and that the same investment strategies employed for the Portfolios (or portion thereof) and the same portfolio management teams that currently managed the Portfolios (or portion thereof) were expected to continue after the approval of the new Advisory Agreements. With respect to the Amendment, the Board received and reviewed information regarding the composite performance of BlackRock’s relevant index strategies that generally showed annual returns over a ten year period, as well as the hypothetical performance of the futures and options strategy under different market conditions. The Board also considered whether the performance information provided by BlackRock met expectations as to the compatibility of the different investment strategies and styles within the Equity PLUS Portfolios. Based on its review, the Board was satisfied with the performance of BlackRock’s index strategies and with the Manager’s explanation that the futures and options strategy could reduce the risk of investing in the Equity PLUS Portfolios and potentially enhance each Equity PLUS Portfolio’s performance.

Fees, Economies of Scale and Profitability. The Board also considered the proposed advisory fee for each New Adviser in light of the nature, quality and extent of the services to be provided by the New Adviser. The Board noted that, with respect to the EQ/Evergreen Omega Portfolio, EQ/Global Bond PLUS Portfolio and EQ/Van Kampen Comstock Portfolio, the proposed advisory fee for each New Adviser was the same as the then-current advisory fee for the Portfolio. With respect to the Equity PLUS Portfolios, the Board noted that the futures and options strategy is a relatively unique strategy requiring additional skills and experience. In connection with its deliberations, the Board also examined whether the proposed advisory fees include breakpoints in the fees as assets of the Portfolios grow. The Board noted that the proposed advisory fee rates for the EQ/Global Bond PLUS Portfolio, EQ/Van Kampen Comstock Portfolio and Equity PLUS Portfolios each include breakpoints. The Board also considered that economies of scale are shared with each Portfolio and its shareholders through management fee breakpoints so that as a Portfolio grows in size, its effective management fee rate declines. The Board further considered the impact of the proposed advisory fees on the level of profits realized by the Manager and its affiliates.

The Manager also advised the Board that it does not regard a New Adviser’s profitability as meaningful to an evaluation of an Advisory Agreement or the Amendment because the willingness of each New Adviser to serve in such capacity depends upon arm’s-length negotiations with the Manager, the Manager generally is aware of the fees charged by each New Adviser to other clients, and the Manager believes that the fees agreed upon with each New Adviser are reasonable in light of the quality of investment advisory services rendered. The Board accepted the Manager’s explanation in light of the Board’s findings as to the reasonableness of the proposed advisory fees to be paid with respect to each Portfolio and the fact that each New Adviser’s fee is paid by the Manager. Based on its review, the Board was satisfied with each New Adviser’s proposed fee rate.

Fall-Out Benefits. In its consideration of the Advisory Agreements and the Amendment, the Board also noted, among other things, that the Manager and each New Adviser may derive ancillary benefits from Portfolio operations. For example, the Board considered that the appointment of BlackRock and the implementation of the futures and options strategy could reduce the risk of investing in the Equity PLUS Portfolios and potentially enhance the performance of the Equity PLUS Portfolios, and also could benefit the Manager and its affiliates, for example, by reducing the risk that the assets of the Equity PLUS Portfolios, and therefore the Manager’s management fee and other revenue from the Equity PLUS Portfolios, will decline or fluctuate significantly and by reducing the risks associated with guarantees that the Manager and its affiliates provide as the issuers of certain variable insurance contracts that offer the Equity PLUS Portfolios as investment options.

In addition, the Board considered that each New Adviser, through its position as an Adviser to the relevant Portfolio, may engage in soft dollar transactions. The Board also considered information regarding each New Adviser’s procedures for executing portfolio transactions for the relevant Portfolio (or portion there of) and each New Adviser’s policies and procedures for the selection of brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that a New Adviser may be affiliated with registered broker-dealers, who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that affiliates of a New Adviser may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager or its affiliates and that the proceeds of those sales may be invested in the Portfolios.

Proxy Vote Results (Unaudited)

On September 10, 2009, the shareholders of the EQ/Common Stock Index II Portfolio approved the Plan of Reorganization and Termination pursuant to which, the Portfolio was merged into the EQ/Common Stock Index Portfolio at the close of business on September 18, 2009. The results of the shareholder vote are as follows:

For	Against	Authority Withheld
5,065,473	218,017	370,864

On September 10, 2009, the shareholders of the EQ/Small Company Index II Portfolio approved the Plan of Reorganization and Termination pursuant to which, the Portfolio was merged into the EQ/Small Company Index Portfolio at the close of business on September 18, 2009. The results of the shareholder vote are as follows:

For	Against	Authority Withheld
8,437,711	352,297	910,123

On August 26, 2009, the shareholders of the EQ/Ariel Appreciation II Portfolio approved the Plan of Reorganization and Termination pursuant to which, the Portfolio was merged into the EQ/Mid Cap Value PLUS Portfolio at the close of business on September 11, 2009. The results of the shareholder vote are as follows:

For	Against	Authority Withheld
6,998,906	249,077	694,973

On August 26, 2009, the shareholders of the EQ/Lord Abbett Mid Cap Value Portfolio approved the Plan of Reorganization and Termination pursuant to which, the Portfolio was merged into the EQ/Mid Cap Value PLUS Portfolio at the close of business on September 11, 2009. The results of the shareholder vote are as follows:

For	Against	Authority Withheld
32,925,858	1,132,549	2,397,752

On August 26, 2009, the shareholders of the EQ/Van Kampen Real Estate Portfolio approved the Plan of Reorganization and Termination pursuant to which, the Portfolio was merged into the EQ/Mid Cap Value PLUS Portfolio at the close of business on September 11, 2009. The results of the shareholder vote are as follows:

For	Against	Authority Withheld
86,743,682	4,789,526	5,750,090

On August 26, 2009, the shareholders of the EQ/Short Duration Bond Portfolio approved the Plan of Reorganization and Termination pursuant to which, the Portfolio was merged into the EQ/PIMCO Ultra Short Bond Portfolio at the close of business on September 11, 2009. The results of the shareholder vote are as follows:

For	Against	Authority Withheld
21,183,100	984,843	1,394,284

On August 26, 2009, the shareholders of the EQ/Bond Index Portfolio approved the Plan of Reorganization and Termination pursuant to which, the Portfolio was merged into the EQ/Core Bond Index Portfolio at the close of business on September 25, 2009. The results of the shareholder vote are as follows:

For	Against	Authority Withheld
6,195,018	36,547	63,286

On August 26, 2009, the shareholders of the EQ/Long Term Bond Portfolio approved the Plan of Reorganization and Termination pursuant to which, the Portfolio was merged into the EQ/Core Bond Index Portfolio at the close of business on September 25, 2009. The results of the shareholder vote are as follows:

For	Against	Authority Withheld
15,924,177	603,225	935,828

On August 26, 2009, the shareholders of the EQ/Caywood-Scholl High Yield Bond Portfolio approved the Plan of Reorganization and Termination pursuant to which, the Portfolio was merged into the EQ/Quality Bond PLUS Portfolio at the close of business on September 18, 2009. The results of the shareholder vote are as follows:

For	Against	Authority Withheld
67,031,745	5,464,005	4,376,844

On August 26, 2009, the shareholders of the EQ/Government Securities Portfolio approved the Plan of Reorganization and Termination pursuant to which, the Portfolio was merged into the EQ/Intermediate Government Bond Index Portfolio at the close of business on September 25, 2009. The results of the shareholder vote are as follows:

For	Against	Authority Withheld
4,699,470	151,084	240,474

On August 26, 2009, the shareholders of the EQ/AXA Rosenberg Value Long/Short Equity Portfolio approved the Plan of Asset/Stock Exchange providing for the sale of all of the assets of the Portfolio to the EQ/PIMCO Ultra Short Bond Portfolio at the close of business on September 11, 2009. The results of the shareholder vote are as follows:

For	Against	Authority Withheld
14,357,770	1,317,151	1,039,310

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2009, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolios	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
All Asset Allocation	37.17%	$—	$—	$490,957
AXA Conservative Strategy	0.35	—	—	194
AXA Conservative Growth Strategy	0.80	—	—	1,659
AXA Balanced Strategy	1.05	—	—	5,013
AXA Moderate Growth Strategy	1.37	—	—	12,776
AXA Growth Strategy	1.94	—	—	8,654
EQ/Franklin Templeton Allocation	38.16	—	—	—
EQ/International ETF	0.00	—	—	—
AXA Tactical Manager 500-I	30.55	—	—	—
AXA Tactical Manager 500-II	27.98	—	—	—
AXA Tactical Manager 400-I	0.00	—	—	—
AXA Tactical Manager 400-II	22.81	—	—	—
AXA Tactical Manager 2000-I	10.32	—	—	—
AXA Tactical Manager 2000-II	9.16	—	—	—
AXA Tactical Manager International-I	0.00	4,868	107,439	38,222
AXA Tactical Manager International-II	0.58	563,351	10,790,107	—
EQ/AllianceBernstein International	0.00	1,840,263	28,994,535	—
EQ/AllianceBernstein Small Cap Growth	100.00	—	—	—
EQ/AXA Franklin Small Cap Value Core	100.00	—	—	—
EQ/BlackRock Basic Value Equity	100.00	—	—	—
EQ/BlackRock International Value	0.30	2,842,952	31,747,348	—
EQ/Boston Advisors Equity Income	99.03	—	—	—
EQ/Calvert Socially Responsible	100.00	—	—	—
EQ/Capital Guardian Growth	100.00	—	—	—
EQ/Capital Guardian Research	100.00	—	—	—
EQ/Common Stock Index	98.95	—	—	—
EQ/Core Bond Index	0.00	—	—	—
EQ/Davis New York Venture	100.00	—	—	—
EQ/Equity 500 Index	100.00	—	—	6,785,425
EQ/Equity Growth PLUS	100.00	—	—	—
EQ/Evergreen Omega	100.00	—	—	—
EQ/Franklin Core Balanced	24.98	—	—	—
EQ/GAMCO Mergers & Acquisitions	27.74	—	—	—
EQ/GAMCO Small Company Value	100.00	—	—	—
EQ/Global Bond PLUS	0.00	—	—	—
EQ/Global Multi-Sector Equity	45.32	2,062,587	33,268,910	—
EQ/Intermediate Government Bond Index	0.00	—	—	—
EQ/International Core PLUS	16.52	2,755,475	44,662,658	—
EQ/International Growth	0.65	964,013	16,520,237	—
EQ/JPMorgan Value Opportunities	100.00	—	—	—
EQ/Large Cap Core PLUS	100.00	—	—	—
EQ/Large Cap Growth Index	100.00	—	—	—
EQ/Large Cap Growth PLUS	100.00	—	—	—
EQ/Large Cap Value Index	100.00	—	—	—

Portfolios	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/Large Cap Value PLUS	100.00%	$—	$—	$—
EQ/Lord Abbett Growth & Income	100.00	—	—	—
EQ/Lord Abbett Large Cap Core	100.00	—	—	—
EQ/Mid Cap Index	100.00	—	—	—
EQ/Mid Cap Value PLUS	80.40	—	—	—
EQ/Money Market	0.00	—	—	—
EQ/Montag & Caldwell Growth	100.00	—	—	—
EQ/Mutual Large Cap Equity	100.00	—	—	—
EQ/Oppenheimer Global	57.63	150,658	2,421,944	—
EQ/PIMCO Ultra Short Bond	0.25	—	—	700,516
EQ/Quality Bond PLUS	0.00	—	—	—
EQ/Small Company Index	89.84	—	—	—
EQ/T. Rowe Price Growth Stock	100.00	—	—	—
EQ/Templeton Global Equity	43.64	590,866	11,561,953	—
EQ/UBS Growth & Income	100.00	—	—	—
EQ/Van Kampen Comstock	100.00	—	—	—
EQ/Van Kampen Mid Cap Growth	0.00	—	—	—

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board has the responsibility for the overall management of the Trust and the Portfolios, including general supervision and review of the investment activities and their conformity with Delaware law and the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupation during the last five years, and other information are shown below.

The Trustees and Officers

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee†	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York 10104 (51)	Trustee, Chairman, President and Chief Executive Officer	Trustee Chairman from September 2004 to present; Chief Executive Officer and President from December 2002 to present.	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group (“FMG”); since July 2004, and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	86	From July 1999 to present, Senior Vice President of AXA Equitable; from September 2004 to present, President of AXA Financial’s FMG; since July 2004, Co-Chairman of Enterprise Funds Distributor, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. Seguros de Vida (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
Theodossios Athanassiades c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (71)	Trustee	From March 2000 to present	Retired. 1996, Vice-Chairman, Metropolitan Life Insurance Company; From 1993 to 1995, President and Chief Operating Officer Metropolitan Life Insurance Company.	65	From 1994-2006, Director of Atlantic Bank of New York
Jettie M. Edwards c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (63)	Trustee	From March 1997 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	65	From 1997 to present, Director, Old Mutual Funds II (12 portfolios); from 2008 to 2009, Director, Old Mutual Funds III (13 portfolios).
David W. Fox c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (78)	Lead Independent Trustee	From May 2000 to present	Retired. From 1989 to 2000, Public Governor and from 1996-2000 Chairman of the Chicago Stock Exchange. From 1990-1995, Chairman and Chief Executive Officer, Northern Trust Company.	65	From 2004 to 2009, Director, Miami Corporation; from 1987 to present, Director of USG Corporation.
William M. Kearns, Jr. c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (74)	Trustee	From March 1997 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to present, Chairman and from 1998 to 2002, Vice Chairman, Keefe Managers, Inc. (money management firm)	65	From 1991 to present, Director, Transistor Devices, Inc. From 1999 to present, Advisory Director, Alexander Proudfoot PLC (N.A.) (consulting firm). From 2001 to present, Advisory Director, Gridley & Company LLC. From 2002 to present, Director, United States Shipping Partners LLC. From 1975-2009, Director and from 2005-2009, Lead Director, Selective Insurance Group, Inc.
Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (65)	Trustee	From March 1997 to present	From 2006 to 2007, Senior Counselor for APCO Worldwide (global communications consulting) and a member of its International Advisory Counsel. From 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations). From 1996 to 1998, President and Chief Executive Officer, Burson-Marsteller U.S.A.	65	None

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees (Continued)
Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (67)	Trustee	From March 1997 to present	Retired. From 1997 to 2005, Consultant/ Director and from 1994 to 1996, President and Chief Operating Officer of CVS Corporation.	65	From 1997 to present, Director, LoJack Corporation
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (56)	Trustee	From May 2000 to present	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	65	None

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (51)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer and President from December 2002 to present	From July 1999 to present, Senior Vice President of AXA Equitable; from September 2004 to present, President of AXA Financial’s FMG; since July 2004, Co-Chairman of Enterprise Funds Distributor, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. Seguros de Vida (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (54)	Vice President, Secretary	From July 1999 to present	From May 2003 to present, Vice President and Associate General Counsel of AXA Equitable.
Brian Walsh 1290 Avenue of the Americas, New York, New York 10104 (42)	Chief Financial Officer and Treasurer	From June 2007 to present	From February 2003 to present, Vice President of AXA Equitable.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (35)	Vice President	From June 2007 to present	From May 2007 to present, Vice President, AXA Equitable; from November 2005 to May 2007, Assistant Vice President, AXA Equitable; from December 2002 to November 2005, Senior Investment Analyst of AXA Equitable.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (41)	Controller	From June 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from March 2006 to September 2008, Assistant Vice President, AXA Equitable; from July 2005 to February 2006, Assistant Treasurer, Lord Abbett & Co.; from July 2002 to June 2005, Director, Prudential Investments.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (48)	Vice President	From July 1999 to present	From February 2001 to present, Vice President of AXA Equitable.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (33)	Assistant Controller	From March 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from February 2004 to September 2008, Assistant Vice President of AXA Equitable.
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (31)	Assistant Controller	From March 2009 to present	From February 2009 to present, Assistant Vice President of AXA Equitable; from December 2008 to February 2009, Director of AXA Equitable’s FMG; from October 2007 to December 2008, Second Vice President, New York Life Investments Management, LLC; from May 2007 to September 2007, Manager of FMG; from August 2004 to May 2007, Fund Administrator of FMG.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (35)	Assistant Controller	From March 2009 to present	From September 2008 to present, Assistant Vice President of AXA Equitable; from February 2008 to September 2008, Director of FMG; from September 2006 to February 2008, Manager of FMG; from November 2002 to September 2006, Fund Administrator of FMG.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers (Continued)
William MacGregor 1290 Avenue of the Americas, New York, New York 10104 (34)	Vice President and Assistant Secretary	From September 2006 to present	From May 2008 to present, Vice President and Counsel of AXA Equitable; from May 2007 to May 2008 Assistant Vice President and Counsel of AXA Equitable; from May 2006 to May 2007, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley Austin LLP.
Armando Capasso, Esq. 1290 Avenue of the Americas, New York, New York (35)	Vice President and Assistant Secretary	From December 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from September 2007 to September 2008, Counsel of AXA Equitable; from March 2005 to September 2007, Investment Management Associate, Drinker Biddle & Reath, LLP.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (39)	Chief Compliance Officer, Vice President and Anti-Money Laundering (“AML”) Compliance Officer	Chief Compliance Officer from June 2007; Vice President and AML Compliance Officer from November 2005 to Present	From June 2007 to present, Vice President of AXA Equitable and Chief Compliance Officer of AXA Equitable’s Funds Management Group; from August 2005 to June 2007, Vice President of AXA Equitable and Deputy Chief Compliance Officer of AXA Equitable’s FMG; from March 2004 to August 2005, Vice President of AXA Equitable and Compliance Officer of AXA Equitable’s Funds Management Group.
David Shagawat 1290 Avenue of the Americas, New York, New York 10104 (35)	Assistant AML Compliance Officer	From November 2005 to present	From September 2007 to present, Assistant Vice President and Compliance Risk Manager of AXA Equitable; from August 2005 to September 2007, Associate Compliance Officer of AXA Equitable; and from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management.
Paraskevou Charalambous 1290 Avenue of the Americas, New York, New York 10104 (48)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Senior Legal Assistant for AXA Equitable.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (46)	Assistant Secretary	From March 2009 to present	From July 2004 to present, Senior Legal Assistant for AXA Equitable.

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-888-292-4492 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2009 is available (i) on the Trust’s proxy voting information website at http://www.axa-equitable.com (go to “About AXA Equitable”: and click on “Proxy Voting”) and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Theodossios Athanassiades serves on its audit committee as an “audit committee financial expert” as defined in Item 3. Mr. Athanassiades is considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees for fiscal year 2009 $281,460 and fiscal year 2008 $2,366,313.

(b) Audit-Related Fees for fiscal year 2009 $190,512 and fiscal year 2008 $145,981.

(c) Tax Fees for fiscal year 2009 $856,532 and fiscal year 2008 $528,262.

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d) All Other Fees for fiscal year 2009 $0 and fiscal year 2008 $0.

All other fees include amounts related to consultation on technical accounting or regulatory matters.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, lead independent trustee, the registrant’s chief executive officer and chief financial officer, acting by at least two of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount.

Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services include in (b) – (d) above was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For fiscal year 2009 $6,769,296

      For fiscal year 2008 $6,649,433

(h) The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Disclosures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940”Act)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) The Amended and Restated Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EQ Advisors Trust

/S/ STEVEN M. JOENK
Steven M. Joenk
President and Chief Executive Officer
February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/S/ STEVEN M. JOENK
Steven M. Joenk
Chief Executive Officer
February 26, 2010

/S/ BRIAN E. WALSH
Brian E. Walsh
Chief Financial Officer
February 26, 2010